UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2011 through February 29, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Money Market Funds

February 29, 2012

JPMorgan Prime Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MARCH 14, 2012 (Unaudited)

Dear Shareholder:

“Risk on, risk off” was the mantra for 2011. Assets perceived as risky moved en masse as investors adjusted their portfolios in response to unexpected sources of distress and updates on known problems — the European debt crisis, political strife in the Middle East, the earthquake and subsequent tsunami in Japan and the credit rating of debt issued by the United States.

“Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.”

So far in 2012, improving U.S. economic data and aggressive measures taken by the European Central Bank to curb the region’s debt crisis have sustained investors’ appetite for risk. Since January 1, 2012, equities have rallied strongly and outperformed fixed income securities.

U.S. stocks outperform

While the “risk on, risk off” market environment caused elevated correlations within individual asset classes, stock returns across market capitalizations, countries and investment styles varied during the twelve months ended February 29, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.1% versus the -6.8% and 1.8% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (gross of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (gross of foreign withholding taxes), respectively. Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Yields for U.S. Treasuries remain near historical lows

Despite historically low yields and a credit downgrade, investors continued to invest in U.S. Treasury securities. The yield for 10-year U.S. Treasury securities ended February 2012 below 2% and reached its lowest level since 1950 in September 2011. The yield on the 2-year U.S. Treasury note began the reporting period at 0.7% and dropped to 0.3% at the end of February

2012. Meanwhile, the yield on the 30-year U.S. Treasury bond declined from 4.5% to 3.1% as of the end of the twelve months ended February 29, 2012.

Interest rates have increased in March 2012 but yields remain at historically low levels. Nonetheless, many investors have renewed their focus on the longer-term impact of rising interest rates on their fixed income investments. In addition, many investors view the unprecedented quantitative easing by the U.S. Federal Reserve as kindling for inflation if the U.S. economic recovery continues to take hold.

Maintain a diversified portfolio

Several indicators suggest that a U.S. economic recovery is gaining traction — the labor market has shown signs of healing, while recent retail and auto sales have been strong. Meanwhile, soaring year-to-date returns for emerging markets stocks reflect investors’ optimism surrounding the prospects for growth in these countries. Of course, risks remain. Many investors worry that the pace of China’s robust economic growth could decelerate, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. In addition, political turmoil in the Middle East persists, while Europe faces pockets of recession in the midst of its ongoing debt crisis.

Indeed, despite the recent rally in stock markets uncertainty in the current environment is widespread, making diversification even more critical to long-term investment success. Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan Prime Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, Cash Management, Direct, Eagle Class, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/29/2012	$122.7 Billion
Weighted Average Maturity^	50 days
Weighted Average Life^^	74 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa-mf

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporates Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, as well as the management characteristics of the fund.

MATURITY SCHEDULE**^
1 day	28.4%
2–7 days	12.1
8–30 days	14.5
31–60 days	13.2
61–90 days	14.5
91–180 days	13.4
181+ days	3.9

7-DAY SEC YIELD (1)
Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.11
Capital Shares	0.19
Cash Management Shares	0.01
Direct Shares	0.07
Eagle Class Shares	0.01
Institutional Class Shares	0.16
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 29, 2012.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.78)%, (0.78)%, 0.07%, 0.17%, (0.59)%, 0.07%, (0.33)%, 0.12%, (0.13)%, (0.13)%, (0.08)%, (0.34)% and (0.68)% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

JPMorgan Liquid Assets Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/29/2012	$12.1 Billion
Weighted Average Maturity^	49 days
Weighted Average Life^^	67 days

MATURITY SCHEDULE*^
1 day	30.3%
2–7 days	11.7
8–30 days	12.2
31–60 days	15.1
61–90 days	13.9
91–180 days	12.3
181+ days	4.5

7-DAY SEC YIELD (1)
Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.12
Capital Shares	0.20
E*Trade Shares	0.05
Institutional Class Shares	0.17
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of February 29, 2012.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.78)%, (0.78)%, 0.06%, 0.16%, (0.68)%, 0.11%, (0.13)%, (0.23)%, (0.08)%, (0.34)% and (0.70)% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan U.S. Government Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/29/2012	$65.2 Billion
Weighted Average Maturity^	52 days
Weighted Average Life^^	75 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa-mf

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporates Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, as well as the management characteristics of the fund.

MATURITY SCHEDULE**^
1 day	21.9%
2–7 days	14.7
8–30 days	12.9
31–60 days	25.7
61–90 days	5.3
91–180 days	14.5
181+ days	5.0

7-DAY SEC YIELD (1)
Agency Shares	0.01%
Capital Shares	0.01
Direct Shares	0.01
Institutional Class Shares	0.01
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 29, 2012.
(1)	The yields for Agency Shares, Capital Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.18)%, (0.08)%, (0.18)%, (0.13)%, (0.38)%, (0.48)%, (0.33)%, (0.59)% and (0.93)% for Agency Shares, Capital Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/29/2012	$12.8 Billion
Weighted Average Maturity^	49 days
Weighted Average Life^^	49 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa-mf

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporates Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, as well as the management characteristics of the fund.

MATURITY SCHEDULE**^
1 day	29.3%
2–7 days	17.1
8–30 days	17.5
31–60 days	7.0
61–90 days	6.3
91–180 days	16.7
181+ days	6.1

7-DAY SEC YIELD (1)
Class B Shares	0.00%
Class C Shares	0.00
Agency Shares	0.00
Direct Shares	0.00
Institutional Class Shares	0.00
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 29, 2012.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (1.07)%, (1.07)%, (0.22)%, (0.22)%, (0.17)%, (0.42)%, (0.52)%, (0.37)%, (0.62)% and (0.97)% for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan Federal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Objective	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 2/29/2012	$5.7 Billion
Weighted Average Maturity^	50 days
Weighted Average Life^^	70 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa-mf

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporates Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, as well as the management characteristics of the fund.

MATURITY SCHEDULE**^
1 day	8.5%
2–7 days	1.8
8–30 days	32.5
31–60 days	36.2
61–90 days	9.8
91–180 days	7.4
181+ days	3.8

7-DAY SEC YIELD (1)
Agency Shares	0.00%
Institutional Class Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 29, 2012.
(1)	The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.32)%, (0.27)%, (0.62)%, (0.47)% and (0.72)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/29/2012	$20.5 Billion
Weighted Average Maturity^	45 days
Weighted Average Life^^	45 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa-mf

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporates Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, as well as the management characteristics of the fund.

MATURITY SCHEDULE**^
1 day	11.7%
8–30 days	25.2
31–60 days	33.0
61–90 days	17.5
91–180 days	10.9
181+ days	1.7

7-DAY SEC YIELD (1)
Agency Shares	0.00%
Capital Shares	0.00
Institutional Class Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 29, 2012.
(1)	The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.25)%, (0.15)%, (0.20)%, (0.55)%, (0.40)%, (0.65)% and (1.00)% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan Tax Free Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Direct, Eagle Class, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 2/29/2012	$18.7 Billion
Weighted Average Maturity^	29 days
Weighted Average Life^^	29 days
S&P rating** (a)	AAAm

The S&P rating is historical and signifies that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.

MATURITY SCHEDULE***^
1 day	12.2%
2–7 days	73.8
8–30 days	0.5
61–90 days	0.2
91–180 days	5.6
181+ days	7.7

7-DAY SEC YIELD (1)
Agency Shares	0.01%
Direct Shares	0.01
Eagle Class Shares	0.02
Institutional Class Shares	0.02
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
***	Percentages indicated are based upon total investments as of February 29, 2012.
(1)	The yields for Agency Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.07)%, (0.07)%, (0.47)%, (0.03)%, (0.37)%, (0.22)% and (0.47)% for Agency Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

JPMorgan Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/29/2012	$3.1 Billion
Weighted Average Maturity^	25 days
Weighted Average Life^^	25 days

MATURITY SCHEDULE**^
1 day	8.7%
2–7 days	76.9
8–30 days	1.8
31–60 days	1.6
61–90 days	1.8
91–180 days	4.1
181+ days	5.1

7-DAY SEC YIELD (1)
Agency Shares	0.06%
E*Trade Shares	0.01
Institutional Class Shares	0.11
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 29, 2012.
(1)	The yields for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.00%, (0.75)%, 0.05%, (0.30)%, (0.15)%, (0.40)% and (0.75)% for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Certificates of Deposit — 34.0%
574,000	ABN AMRO Bank N.V., 0.350%, 3/05/12	574,000
	Australia & New Zealand Banking Group Ltd.,
70,000	0.410%, 08/01/12	70,001
226,000	0.490%, 04/30/12	226,000
125,000	0.530%, 07/25/12	125,051
62,000	0.530%, 07/30/12	62,023
32,000	0.600%, 06/19/12	32,000
70,000	0.610%, 06/21/12	70,000
	Bank of Montreal,
105,000	0.240%, 04/12/12	105,001
105,000	0.250%, 04/10/12	105,000
	Bank of Nova Scotia,
1,000,000	0.260%, 03/21/12	1,000,000
271,000	0.370%, 09/05/12	271,000
490,000	0.420%, 04/19/12	490,000
262,000	0.420%, 07/10/12	262,000
294,500	0.450%, 06/22/12	294,500
460,000	0.500%, 06/19/12	460,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
375,000	0.470%, 03/20/12	375,000
58,000	0.530%, 08/31/12	58,000
143,000	0.550%, 08/14/12	143,000
189,000	0.550%, 08/31/12	189,000
250,000	0.600%, 07/25/12	250,000
39,200	0.600%, 07/26/12	39,200
194,000	0.610%, 07/23/12	194,000
400,000	0.640%, 07/27/12	400,000
	Barclays Bank plc,
645,000	0.310%, 04/19/12	645,000
100,000	0.380%, 03/21/12	100,000
1,130,000	0.400%, 03/16/12	1,130,000
75,000	Branch Banking & Trust Co., 0.250%, 03/30/12	75,000
295,000	Caisse des Depots et Consignation, 0.360%, 03/09/12	295,000
	Credit Suisse,
542,000	0.270%, 05/10/12	542,000
411,000	0.560%, 04/04/12	411,000
71,000	0.560%, 04/05/12	71,000
	Danske Bank A/S,
481,000	0.320%, 03/06/12	481,000
100,000	0.330%, 03/02/12	100,000
824,000	0.330%, 03/05/12	824,001
	Deutsche Bank AG,
374,000	0.455%, 05/11/12	374,000
1,197,000	0.510%, 05/01/12	1,197,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	DnB NOR Bank ASA,
542,000	0.300%, 05/23/12	542,000
318,000	0.310%, 05/15/12	318,003
262,000	0.475%, 04/10/12	262,002
500,000	0.510%, 04/09/12	500,000
	DZ Bank AG,
750,000	0.200%, 03/19/12	750,000
161,000	0.200%, 03/21/12	161,000
271,000	0.220%, 03/12/12	271,000
	HSBC Bank plc,
133,000	0.300%, 04/05/12	133,000
255,000	0.400%, 07/12/12	255,000
250,000	0.470%, 04/30/12	250,000
129,000	0.470%, 04/30/12	129,000
421,000	0.490%, 04/24/12	421,000
460,000	0.495%, 04/23/12	460,012
130,000	0.520%, 07/09/12	130,002
115,000	0.550%, 07/06/12	115,000
	ING Bank N.V.,
526,000	0.260%, 03/15/12	526,000
1,355,000	0.260%, 03/21/12	1,355,000
505,000	0.270%, 03/09/12	505,000
580,000	Lloyds TSB Bank plc, 0.200%, 03/12/12	580,000
	Mitsubishi UFJ Trust & Banking Corp.,
69,350	0.460%, 03/01/12	69,350
336,000	0.500%, 03/19/12	336,000
76,000	0.500%, 03/23/12	76,000
325,000	0.510%, 03/22/12	325,002
108,000	0.530%, 09/04/12	108,000
50,000	0.550%, 08/28/12	50,000
133,000	0.560%, 08/23/12	133,000
58,000	0.570%, 08/24/12	58,000
269,410	0.650%, 05/08/12	269,410
90,000	0.650%, 05/09/12	90,000
	Mizuho Co. Bank Ltd.,
368,000	0.410%, 05/15/12	368,000
500,000	0.420%, 05/11/12	500,000
540,000	0.420%, 05/14/12	540,000
529,000	0.560%, 04/13/12 (n)	528,647
	National Australia Bank Ltd.,
60,000	0.370%, 08/14/12	60,000
405,000	0.380%, 08/15/12	405,000
300,000	0.445%, 03/22/12	300,001
544,000	0.455%, 03/29/12	544,002
334,000	0.455%, 04/03/12	334,002
500,000	0.460%, 04/03/12	500,004

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Certificates of Deposit — Continued
544,000	0.455%, 03/29/12	544,002
334,000	0.455%, 04/03/12	334,002
500,000	0.460%, 04/03/12	500,004
574,000	0.460%, 07/09/12	574,000
79,000	0.500%, 04/11/12	79,000
265,000	0.600%, 05/17/12	265,003
635,000	0.660%, 06/19/12	635,010
464,000	Natixis, 0.270%, 03/06/12	464,000
	Nordea Bank Finland plc,
241,000	0.260%, 05/14/12	241,000
100,000	0.610%, 05/07/12	100,063
	Norinchukin Bank-New York,
110,000	0.470%, 05/29/12	110,000
157,000	0.480%, 05/23/12 (n)	156,826
432,000	0.490%, 05/18/12	432,000
339,000	0.500%, 05/10/12	339,000
471,000	0.500%, 05/15/12	471,000
300,000	0.520%, 05/09/12	300,000
240,000	0.525%, 05/14/12	240,003
250,000	0.530%, 05/09/12	250,000
210,000	0.550%, 05/11/12	210,000
95,000	Oversea-Chinese Banking Corp. Ltd., 0.485%, 06/01/12 (n)	94,882
	Rabobank Nederland N.V.,
402,000	0.453%, 04/24/12	402,002
137,000	0.500%, 04/23/12 (n)	136,899
1,340,000	0.500%, 04/23/12	1,340,000
522,000	0.510%, 04/16/12	522,000
250,000	0.660%, 07/26/12	250,000
924,650	0.680%, 08/01/12	924,650
305,000	0.685%, 08/01/12	305,006
92,400	Royal Bank of Canada, 0.510%, 11/28/12	92,400
	Shizuoka Bank,
30,000	0.240%, 04/03/12	30,000
25,000	0.250%, 03/05/12	25,000
35,000	0.250%, 04/02/12	35,000
90,000	0.250%, 03/02/12	90,000
	Sumitomo Mitsui Banking Corp.,
572,500	0.360%, 03/01/12	572,500
114,000	0.470%, 03/22/12	114,000
101,000	0.490%, 08/27/12	101,000
244,000	0.510%, 08/20/12	244,000
440,000	0.530%, 08/03/12	440,000
90,000	0.540%, 07/27/12	90,000
437,000	0.610%, 07/19/12	437,000
254,000	0.680%, 07/09/12	254,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Sumitomo Trust & Banking Co., Ltd.,
250,000	0.410%, 05/21/12 (n)	249,770
127,000	0.410%, 05/16/12	127,000
274,000	0.430%, 05/04/12	274,000
109,000	0.495%, 05/03/12	109,001
81,000	0.505%, 04/30/12	81,001
231,000	0.530%, 04/20/12 (n)	230,830
269,000	0.560%, 04/17/12 (n)	268,804
130,000	0.580%, 04/16/12 (n)	129,904
	Svenska Handelsbanken AB,
163,000	0.265%, 05/18/12	163,000
269,000	0.270%, 05/15/12	269,000
173,000	0.275%, 05/11/12	173,002
524,100	0.300%, 06/01/12	524,100
273,000	0.450%, 04/13/12	273,001
190,000	0.500%, 03/22/12	190,000
460,000	0.515%, 03/20/12	460,001
90,000	0.515%, 04/05/12	90,001
	UBS AG,
269,000	0.510%, 04/30/12	269,000
1,085,000	0.530%, 04/27/12	1,085,000
88,000	Westpac Banking Corp., 0.470%, 04/02/12	88,000

	Total Certificates of Deposit (Cost $41,718,873)	41,718,873

Commercial Paper — 25.1% (n)
	ABN AMRO Funding USA LLC,
63,000	0.260%, 03/20/12 (e) (m)	62,991
98,000	0.270%, 04/02/12 (e) (m)	97,977
87,000	Alpine Securitization Corp., 0.451%, 04/11/12 (e) (m)	86,955
191,000	Antalis U.S. Funding Corp., 0.340%, 03/02/12 (e) (m)	190,998
178,430	ANZ National (International) Ltd., 0.260%, 05/02/12 (e) (m)	178,350
	Argento Variable Funding Co. LLC,
220,000	0.200%, 03/13/12 (e)	219,985
255,000	0.200%, 03/06/12 (e)	254,993
137,000	Aspen Funding Corp., 0.400%, 05/29/12 (e)	136,865
466,000	Atlantic Asset Securitization LLC, 0.320%, 03/02/12 (e)	465,996
	Atlantis One Funding Corp.,
138,000	0.501%, 04/12/12 (e)	137,919
347,400	0.531%, 04/05/12 (e)	347,221
193,000	0.582%, 08/09/12 (e)	192,499
578,000	0.582%, 08/16/12 (e)	576,436

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	11

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — Continued
	Australia & New Zealand Banking Group Ltd.,
377,000	0.431%, 03/28/12 (e)	376,878
187,000	0.461%, 04/16/12 (e)	186,890
81,000	0.461%, 04/13/12 (e)	80,956
170,000	0.521%, 05/21/12 (e)	169,801
76,000	0.552%, 06/29/12 (e)	75,861
	Barclays Bank plc,
213,000	0.350%, 04/19/12 (e)	212,899
109,000	0.360%, 04/02/12 (e)	108,965
	Barclays U.S. Funding Corp.,
90,652	0.120%, 03/01/12	90,652
668,000	0.320%, 04/05/12	667,792
26,000	Barton Capital LLC, 0.200%, 03/01/12 (e)	26,000
872,575	BNP Paribas Finance, Inc., 0.280%, 03/06/12	872,541
90,000	CAFCO LLC, 0.220%, 03/13/12 (e)	89,993
	Caisse d’Amortissement de la Dette Sociale,
87,000	0.341%, 03/06/12 (e)	86,996
625,000	1.278%, 08/02/12 (e)	621,604
	Cancara Asset Securitisation LLC,
134,000	0.200%, 03/12/12 (e)	133,992
494,800	0.200%, 03/15/12 (e)	494,761
125,000	0.200%, 03/13/12 (e)	124,992
350,000	0.200%, 03/14/12 (e)	349,975
58,944	0.200%, 03/08/12 (e)	58,942
82,000	Charta, LLC, 0.220%, 03/14/12 (e)	81,993
	Commonwealth Bank of Australia Ltd.,
87,000	0.220%, 04/12/12 (e)	86,978
50,000	0.386%, 03/02/12 (e)	49,999
216,000	0.456%, 03/30/12 (e)	215,921
153,000	0.461%, 04/16/12 (e)	152,910
130,000	0.461%, 04/23/12 (e)	129,912
219,130	0.463%, 04/17/12 (e)	218,998
433,000	0.471%, 04/30/12 (e)	432,661
28,000	0.481%, 03/19/12 (e)	27,993
390,000	0.491%, 05/09/12 (e)	389,634
307,000	0.496%, 07/12/12 (e)	306,438
270,000	0.638%, 06/18/12 (e)	269,480
	CRC Funding, LLC,
90,000	0.220%, 03/13/12 (e)	89,994
90,000	0.220%, 03/15/12 (e)	89,992
90,000	DBS Bank Ltd., 0.572%, 08/02/12 (e)	89,781
193,000	Deutsche Bank Financial LLC, 0.380%, 06/01/12	192,813
	DnB NOR Bank ASA,
172,000	0.451%, 04/13/12 (e)	171,908
319,000	0.511%, 04/04/12 (e)	318,846

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Erste Abwicklungsanstalt,
55,000	0.751%, 04/11/12 (e)	54,953
76,000	0.751%, 04/04/12 (e)	75,946
16,000	0.751%, 04/09/12 (e)	15,987
40,000	0.751%, 04/16/12 (e)	39,962
50,000	0.752%, 04/17/12 (e)	49,951
40,000	0.854%, 07/23/12 (e)	39,864
271,000	Fortis Funding LLC, 0.340%, 03/02/12 (e)	270,997
141,905	Gemini Securitization Corp., 0.120%, 03/01/12 (e)	141,905
	General Electric Capital Corp.,
325,000	0.230%, 04/30/12	324,875
145,000	0.240%, 04/19/12	144,953
125,000	0.280%, 03/30/12	124,972
390,000	0.341%, 03/23/12	389,919
163,000	0.351%, 03/26/12	162,960
85,000	0.351%, 08/13/12	84,864
312,000	0.351%, 08/14/12	311,496
	General Electric Capital Services, Inc.,
66,000	0.250%, 05/08/12	65,969
110,000	0.290%, 04/11/12	109,964
125,000	Grampian Funding LLC, 0.200%, 03/07/12 (e)	124,996
	Kells Funding LLC,
145,000	0.371%, 04/10/12	144,940
163,000	0.682%, 08/20/12	162,470
64,000	0.683%, 08/23/12	63,789
140,000	0.693%, 09/07/12	139,490
150,000	0.703%, 08/22/12	149,493
90,000	0.718%, 07/30/12	89,730
500,000	0.723%, 07/23/12	498,560
412,000	0.723%, 07/19/12	410,847
191,000	0.723%, 07/20/12	190,461
100,000	KfW Bankengruppe, 0.401%, 08/07/12 (e)	99,823
201,000	LMA Americas LLC, 0.350%, 03/06/12 (e)	200,990
	Macquarie Bank Ltd.,
180,000	0.711%, 05/15/12 (e)	179,734
79,000	0.711%, 05/18/12 (e)	78,878
75,000	0.721%, 05/14/12 (e)	74,889
70,000	0.721%, 05/08/12 (e)	69,905
114,000	0.751%, 05/03/12 (e)	113,850
175,000	0.771%, 04/17/12 (e)	174,824
218,000	0.771%, 04/19/12 (e)	217,772
200,000	0.772%, 04/23/12 (e)	199,773
84,000	0.772%, 04/25/12 (e)	83,901

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — Continued
	MetLife Short Term Funding LLC,
39,000	0.441%, 09/04/12 (e)	38,911
35,000	0.471%, 08/20/12 (e)	34,921
	Mizuho Funding LLC,
22,000	0.420%, 05/11/12 (e)	21,982
98,150	0.430%, 05/10/12 (e)	98,068
25,000	0.486%, 03/02/12 (e)	24,999
160,700	National Australia Funding Delaware, Inc., 0.461%, 07/09/12 (e)	160,433
354,930	Natixis U.S. Finance Co. LLC, 0.270%, 03/06/12	354,917
85,131	Newport Funding Corp., 0.461%, 05/08/12 (e)	85,057
	Nordea North America, Inc.,
127,000	0.130%, 03/02/12	126,999
215,900	0.270%, 05/07/12	215,792
149,000	0.270%, 05/15/12	148,916
	Northern Pines Funding LLC,
259,000	0.471%, 05/11/12 (e)	258,760
190,000	0.521%, 04/23/12 (e)	189,854
	NRW.BANK,
329,000	0.335%, 05/08/12 (e)	328,792
195,000	0.340%, 03/12/12 (e)	194,980
500,000	0.350%, 05/04/12 (e)	499,689
39,000	0.350%, 05/02/12 (e)	38,976
277,200	0.416%, 04/10/12 (e)	277,072
757,000	0.430%, 03/05/12 (e)	756,964
750,000	0.481%, 04/13/12 (e)	749,570
90,000	PB Finance Delaware, Inc., 0.660%, 03/06/12 (e)	89,992
	Rabobank USA Financial Corp.,
200,000	0.572%, 08/29/12	199,427
400,000	0.682%, 07/25/12	398,897
147,000	Regency Markets No. 1 LLC, 0.200%, 03/15/12 (e)	146,989
70,000	Rhein-Main Securitisation Ltd., 0.650%, 03/26/12 (e)	69,968
	Royal Park Investments Funding Corp.,
90,000	1.051%, 03/07/12	89,984
132,000	1.061%, 03/13/12	131,953
60,000	1.071%, 03/07/12 (e)	59,989
150,000	1.151%, 03/06/12 (e)	149,976
28,000	1.151%, 03/06/12	27,996
279,000	Scaldis Capital LLC, 0.330%, 03/01/12 (e)	279,000
65,000	Skandinaviska Enskilda Banken AB, 0.200%, 03/01/12 (e)	65,000
222,000	Starbird Funding Corp., 0.320%, 03/06/12 (e)	221,990

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Straight-A Funding LLC,
138,500	0.180%, 05/07/12	138,453
189,000	0.180%, 05/11/12	188,933
18,500	0.180%, 05/09/12	18,494
	Sumitomo Mitsui Banking Corp.,
388,000	0.511%, 08/24/12 (e)	387,033
260,000	0.531%, 08/06/12 (e)	259,395
444,000	0.542%, 08/01/12 (e)	442,981
352,000	0.582%, 07/20/12 (e)	351,200
	Suncorp-Metway Ltd.,
52,000	0.310%, 03/26/12 (e)	51,989
175,000	0.310%, 03/28/12 (e)	174,959
50,000	0.320%, 03/07/12 (e)	49,997
40,000	0.320%, 03/12/12 (e)	39,996
75,000	0.320%, 03/21/12 (e)	74,987
100,000	0.330%, 03/01/12 (e)	100,000
90,000	Svenska Handelsbanken, Inc., 0.501%, 03/15/12 (e)	89,983
	Swedbank AB,
116,000	0.310%, 03/27/12	115,974
180,000	0.320%, 03/28/12	179,957
40,000	0.320%, 04/03/12	39,988
200,000	0.320%, 03/30/12	199,949
200,000	0.320%, 03/29/12	199,950
67,032	Tasman Funding, Inc., 0.320%, 03/28/12 (e)	67,016
	Thames Asset Global Securitization No. 1, Inc.,
82,000	0.270%, 04/02/12 (e)	81,980
125,900	0.251%, 03/20/12 (e)	125,883
78,323	0.270%, 03/19/12 (e)	78,313
50,000	Toyota Credit Canada, Inc., 0.521%, 03/22/12	49,985
27,000	Toyota Credit De Puerto Rico Corp., 0.501%, 07/16/12	26,949
	Toyota Motor Credit Corp.,
125,000	0.501%, 03/19/12	124,969
53,000	0.511%, 04/04/12	52,974
66,000	0.562%, 04/12/12	65,957
	UBS Finance Delaware LLC,
396,700	0.485%, 05/03/12	396,363
176,750	0.501%, 05/02/12	176,598
	UOB Funding LLC,
50,000	0.310%, 04/10/12	49,983
15,500	0.320%, 04/24/12	15,492
238,700	Versailles Commercial Paper LLC, 0.350%, 03/02/12 (e)	238,698

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	13

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — Continued
	Westpac Banking Corp.,
85,000	0.250%, 03/21/12 (e)	84,988
74,000	0.401%, 08/06/12 (e)	73,870
140,000	0.461%, 03/27/12 (e)	139,954
15,000	0.461%, 04/05/12 (e)	14,993
410,000	0.461%, 04/20/12 (e)	409,738
514,000	0.464%, 05/03/12 (e)	513,584
89,000	0.471%, 03/15/12 (e)	88,984
269,000	0.471%, 03/29/12 (e)	268,902
403,000	0.471%, 04/18/12 (e)	402,747
419,000	0.501%, 05/16/12 (e)	418,558
181,000	0.501%, 07/02/12 (e)	180,691
39,471	Windmill Funding I Corp., 0.250%, 03/28/12 (e)	39,464

	Total Commercial Paper (Cost $30,803,242)	30,803,242

Corporate Notes — 2.0%
	Financials — 2.0%
	Commercial Banks — 1.5%
546,250	Australia & New Zealand Banking Group Ltd., VAR, 0.389%, 03/15/12 (e)	546,250
	Bank of America N.A.
129,400	0.400%, 03/15/12	129,400
598,000	0.430%, 03/06/12	598,000
531,000	0.430%, 03/08/12	531,000

		1,804,650

	Insurance — 0.5%
525,650	Metropolitan Life Global Funding I, VAR, 0.694%, 03/12/12 (e)	525,650
92,500	New York Life Global Funding, VAR, 0.606%, 03/29/12 (e)	92,500

		618,150

	Total Corporate Notes (Cost $2,422,800)	2,422,800

Foreign Government Securities — 0.2%
	Export Development Canada
55,000	0.300%, 03/01/13 (e)	55,000
157,000	0.300%, 03/07/13 (e)	157,000

	Total Foreign Government Securities (Cost $212,000)	212,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — 9.4%
799,047	Barclays Capital, Inc., VAR, 0.160%, dated 02/29/12, due 03/05/12, repurchase price $799,065, collateralized by Federal National Mortgage Association, 0.750% - 2.500%, due 06/22/12 - 12/19/14, Federal Home Loan Mortgage Corporation, 0.000% - 0.214%, due 03/26/12 - 06/03/13, Federal Home Loan Banks, 0.280% - 2.875%, due 08/22/12 - 06/12/15 and Federal Farm Credit Banks, 0.000% - 5.000%, due 02/20/13 - 12/05/31, with a value of $815,029.	799,047
659,000	Barclays Capital, Inc., VAR, 0.620%, dated 02/29/12, due 03/26/12, repurchase price $659,295, collateralized by Corporate Notes and Bonds, 0.000% - 8.310%, due 02/25/22 - 10/15/48, with a value of $691,950. (i)	659,000
723,000	Barclays Capital, Inc., 0.620%, dated 02/29/12, due 03/26/12, repurchase price $723,324, collateralized by Corporate Notes and Bonds, 0.374% - 6.000%, due 02/15/17 - 12/11/49, with a value of $759,150. (i)	723,000
425,000	Citigroup Global Markets Holdings, Inc., 0.720%, dated 02/29/12, due 03/13/12, repurchase price $425,111, collateralized by Corporate Notes and Bonds, 0.000% - 14.796%, due 11/15/13 - 4/27/57, Federal National Mortgage Association, 0.000%, due 06/25/34, with a value of $446,227. (i)	425,000
425,000	Citigroup Global Markets Holdings, Inc., 0.920%, dated 02/29/12, due 03/13/12, repurchase price $425,141, collateralized by Corporate Notes and Bonds, 0.000% - 34.280%, due 01/11/13 - 12/26/50 and Municipal Debt Securities, 7.546%, due 09/30/15, with a value of $446,257. (i)	425,000
250,000	Credit Suisse USA, Inc., 0.150%, dated 02/29/12, due 03/01/12, repurchase price $250,001, collateralized by Corporate Notes and Bonds, 2.625% - 4.250%, due 11/15/17 - 08/15/20, with a value of $255,005.	250,000

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
475,000	Credit Suisse USA, Inc., 0.900%, dated 02/29/12, due 05/15/12, repurchase price $475,903, collateralized by Corporate Notes and Bonds, 4.539% - 4.940%, due 02/25/47 - 08/27/47 and Municipal Debt Securities, 6.250%, due 07/15/28, with a value of $498,753. (i)	475,000
500,000	Credit Suisse USA, Inc., 0.900%, dated 02/29/12, due 05/07/12, repurchase price $500,850, collateralized by Corporate Notes and Bonds, 0.000% - 7.000%, due 01/10/13 - 12/01/99, Federal National Mortgage Association, 129.321%, due 08/25/19, Federal Home Loan Mortgage Corporation, 10.000%, due 04/15/20 and Municipal Debt Securities, 6.250% - 6.950%, due 01/01/20 - 07/15/28, with a value of $525,000. (i)	500,000
505,000	Credit Suisse USA, Inc., 0.900%, dated 02/29/12, due 05/04/12, repurchase price $505,821, collateralized by Corporate Notes and Bonds, 0.000% - 6.765%, due 10/20/18 - 07/25/57, with a value of $530,250. (i)	505,000
460,000	Deutsche Bank Securities, Inc., VAR, 0.520%, dated 02/29/12, due 05/04/12, repurchase price $460,432, collateralized by Corporate Notes and Bonds, 0.000% - 53.800%, due 11/12/14 - 02/15/51 and Municipal Debt Securities, 5.500%, due 12/01/32, with a value of $483,000. (i)	460,000
483,000	Deutsche Bank Securities, Inc., VAR, 0.520%, dated 02/29/12, due 04/25/12, repurchase price $483,391, collateralized by Corporate Notes and Bonds, 0.000% - 59.404%, due 10/15/15 - 10/12/52, with a value of $507,150. (i)	483,000
250,000	HSBC Securities USA, Inc., 0.160%, dated 02/29/12, due 03/01/12, repurchase price $250,001, collateralized by U.S. Treasury Securities, 2.375% - 3.750%, due 02/28/15 - 08/15/41, with a value of $255,005.	250,000
400,000	HSBC Securities USA, Inc., 0.240%, dated 02/29/12, due 03/01/12, repurchase price $400,003, collateralized by Corporate Notes and Bonds, 0.309% - 0.677%, due 10/15/20 - 05/15/45, with a value of $412,001.	400,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

381,042	Merrill Lynch PFS, Inc., 0.160%, dated 02/29/12, due 03/01/12, repurchase price $381,044, collateralized by U.S. Treasury Securities, 0.500% - 4.375%, due 10/15/13 - 11/15/39, with a value of $388,663.	381,042
230,000	Merrill Lynch PFS, Inc., 0.320%, dated 02/29/12, due 03/01/12, repurchase price $230,002, collateralized by Corporate Notes and Bonds, 0.000% - 6.625%, due 03/15/12 - 12/01/41, Federal National Mortgage Association, 0.000% - 1.633%, due 05/17/36 - 12/25/43 and Federal Home Loan Mortgage Corporation, 0.000% - 7.855%, due 08/25/20 - 05/25/43, with a value of $240,728.	230,000
900,000	Merrill Lynch PFS, Inc., 0.620%, dated 02/29/12, due 03/01/12, repurchase price $900,016, collateralized by Corporate Notes and Bonds, 0.000% - 10.000%, due 03/22/12 - 06/22/51 and Municipal Debt Securities, 0.000% - 8.250%, due 03/01/13 - 06/15/53, with a value of $945,000.	900,000
500,000	Morgan Stanley, 0.190%, dated 02/29/12, due 03/01/12, repurchase price $500,003, collateralized by Federal National Mortgage Association, 3.000% - 6.000%, due 02/01/22 - 03/01/42, with a value of $515,000.	500,000
1,879,000	RBS Securities, Inc., 0.420%, dated 02/29/12, due 03/01/12, repurchase price $1,879,022, collateralized by Corporate Notes and Bonds, 0.000% - 14.000%, due 03/16/12 - 02/16/51, Federal National Mortgage Association, 6.086%, due 11/25/38, Federal Home Loan Mortgage Corporation, 2.517%, due 05/15/37 and Municipal Debt Securities, 0.000% - 6.375%, due 12/01/37 - 07/15/38, Government National Mortgage Association, 3.000% - 9.000%, due 02/20/17 - 12/15/46, with a value of $1,934,226.	1,879,000
300,000	Societe Generale, 0.190%, dated 02/29/12, due 03/01/12, repurchase price $300,002, collateralized by Federal National Mortgage Association, 3.500% - 5.500%, due 01/01/21- 03/01/42, Federal Home Loan Mortgage Corporation, 3.500% - 4.500%, due 01/01/26 - 07/01/40, with a value of $306,000.	300,000

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	15

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
1,000,000	Societe Generale, 0.190%, dated 02/29/12, due 03/01/12, repurchase price $1,000,005, collateralized by Federal National Mortgage Association, 3.500% - 6.000%, due 07/01/21- 03/01/47, Federal Home Loan Mortgage Corporation, 4.500% - 5.000%, due 12/01/30 - 02/01/41, with a value of $1,020,000.	1,000,000

	Total Repurchase Agreements (Cost $11,544,089)	11,544,089

Time Deposits — 19.0%
2,569,575	Bank of Nova Scotia, 0.130%, 03/01/12	2,569,575
999,575	Bank of Tokyo-Mitsubishi UFJ Ltd., 0.130%, 03/01/12	999,575
1,311,822	Barclays Bank plc, 0.130%, 03/01/12	1,311,822
890,003	BNP Paribas, 0.130%, 03/01/12	890,003
975,000	Citibank N.A., 0.130%, 03/07/12	975,000
	Commerzbank AG,
400,000	0.140%, 03/01/12	400,000
1,049,575	0.150%, 03/01/12	1,049,575
742,000	Credit Agricole Corporate and Investment Bank, 0.330%, 03/02/12	742,000
825,000	Danske Bank A/S, 0.170%, 03/01/12	825,000
1,000,000	Deutsche Bank AG, 0.130%, 03/01/12	1,000,000
1,700,000	DnB NOR Bank ASA, 0.130%, 03/01/12	1,700,000
1,000,000	Lloyds TSB Bank plc, 0.130%, 03/01/12	1,000,000
550,000	Natixis, 0.270%, 03/06/12	550,000
2,000,000	Nordea Bank Finland plc, 0.130%, 03/01/12	2,000,000
	Royal Bank of Scotland plc,
1,100,000	0.130%, 03/01/12	1,100,000
	Skandinaviska Enskilda Banken AB,
1,000,000	0.120%, 03/01/12	1,000,000
1,000,000	0.120%, 03/01/12	1,000,000
1,211,575	Societe Generale, 0.310%, 03/02/12	1,211,575
1,000,000	Sumitomo Mitsui Banking Corp., 0.120%, 03/01/12	1,000,000
2,000,000	Svenska Handelsbanken, 0.130%, 03/01/12	2,000,000

	Total Time Deposits (Cost $23,324,125)	23,324,125

U.S. Government Agency Securities — 10.5%
197,000	Federal Farm Credit Bank, 0.210%, 10/03/12	196,986
	Federal Home Loan Bank,
91,000	0.160%, 03/08/12	90,999
37,750	0.170%, 04/02/12	37,750
26,000	0.180%, 08/15/12	25,997

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

785,000	0.180%, 08/22/12	784,914
240,000	0.190%, 02/28/13	239,929
23,000	0.200%, 02/27/13	22,995
267,700	0.200%, 03/05/13	267,638
54,000	0.200%, 02/15/13	53,991
77,500	0.200%, 08/16/12	77,499
188,000	0.200%, 09/27/12	187,984
93,000	0.200%, 02/25/13	92,974
340,000	0.210%, 03/01/13	339,956
133,000	0.220%, 07/20/12	132,967
83,000	0.230%, 08/24/12	83,011
343,950	0.230%, 08/13/12	343,944
10,000	DN, 0.001%, 03/01/12 (n)	10,000
450,000	VAR, 0.320%, 03/01/12	449,910
	Federal Home Loan Mortgage Corp.,
100,000	VAR, 0.194%, 03/13/12	99,907
870,000	VAR, 0.213%, 03/05/12	869,588
466,550	VAR, 0.234%, 03/05/12	466,533
687,000	VAR, 0.290%, 03/01/12	686,821
1,895,000	VAR, 0.310%, 03/01/12	1,894,167
	Federal National Mortgage Association,
79,000	0.500%, 10/30/12	79,134
37,302	1.125%, 07/30/12	37,432
680,000	1.250%, 05/07/12	681,304
823,700	DN, 0.190%, 10/01/12 (n)	822,770
185,000	VAR, 0.224%, 03/05/12	184,881
416,000	VAR, 0.266%, 03/23/12	415,939
900,000	VAR, 0.274%, 03/28/12	899,849
423,000	VAR, 0.276%, 03/20/12	422,931
1,082,250	VAR, 0.300%, 03/01/12	1,082,088
835,000	VAR, 0.330%, 03/01/12	834,910

	Total U.S. Government Agency Securities (Cost $12,917,698)	12,917,698

U.S. Treasury Obligations — 1.0%
	U.S. Treasury Notes — 1.0%
64,500	0.375%, 09/30/12	64,577
200,000	0.625%, 02/28/13	200,841
567,230	1.375%, 09/15/12	570,926
262,850	1.375%, 01/15/13	265,571
69,000	2.750%, 02/28/13	70,750

	Total U.S. Treasury Obligations (Cost $1,172,665)	1,172,665

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Note — 0.3%
	Michigan — 0.3%
390,400	Michigan Finance Authority, Unemployment Obligation Assessment, Rev., VRDO, LOC: Citibank N.A., 0.160%, 03/07/12 (Cost $390,400)	390,400

	Total Investments — 101.5% (Cost $124,505,892)*	124,505,892
	Liabilities in Excess of Other Assets — (1.5)%	(1,820,392)

	NET ASSETS — 100.0%	$122,685,500

Percentages indicated are based on net assets.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	17

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Certificates of Deposit — 31.7%
50,000	ABN Amro Bank N.V., 0.350%, 03/05/12	50,000
	Australia & New Zealand Banking Group Ltd.,
17,000	0.410%, 08/01/12	17,001
21,000	0.490%, 04/30/12	21,000
6,000	0.530%, 07/30/12	6,002
10,000	0.610%, 06/21/12	10,000
	Bank of Montreal,
10,000	0.240%, 04/12/12	10,000
10,000	0.250%, 04/10/12	10,000
	Bank of Nova Scotia,
93,000	0.260%, 03/23/12	93,000
25,000	0.370%, 09/05/12	25,000
10,000	0.420%, 04/19/12	10,000
24,000	0.420%, 07/10/12	24,000
20,000	0.450%, 06/22/12	20,000
40,000	0.500%, 06/19/12	40,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
31,000	0.470%, 03/20/12	31,000
100,000	0.530%, 08/31/12	100,000
13,000	0.550%, 08/14/12	13,000
20,000	0.550%, 08/31/12	20,000
83,000	0.600%, 07/26/12	83,000
17,000	0.610%, 07/23/12	17,000
	Barclays Bank plc,
58,000	0.310%, 04/19/12	58,000
15,000	0.380%, 03/21/12	15,000
2,000	0.400%, 03/16/12	2,000
	Credit Suisse,
48,000	0.270%, 05/10/12	48,000
39,000	0.560%, 04/04/12	39,000
7,000	0.560%, 04/05/12	7,000
	Danske Bank A/S,
47,000	0.320%, 03/06/12	47,000
78,000	0.330%, 03/05/12	78,000
	Deutsche Bank AG,
34,000	0.455%, 05/11/12	34,000
112,000	0.510%, 05/01/12	112,000
	DnB NOR Bank ASA,
51,000	0.300%, 05/23/12	51,000
28,000	0.310%, 05/15/12	28,000
24,000	0.475%, 04/10/12	24,000
40,000	0.520%, 03/13/12	40,000
	DZ Bank AG,
69,000	0.200%, 03/19/12	69,000
15,000	0.200%, 03/21/12	15,000
24,000	0.220%, 03/12/12	24,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	HSBC Bank plc,
27,000	0.300%, 03/22/12	27,000
12,000	0.300%, 04/05/12	12,000
24,000	0.400%, 07/12/12	24,000
36,000	0.470%, 04/30/12	36,000
36,000	0.490%, 04/24/12	36,000
40,000	0.495%, 04/23/12	40,001
12,000	0.520%, 07/09/12	12,000
11,000	0.550%, 07/06/12	11,000
	ING Bank N.V.,
47,000	0.260%, 03/15/12	47,000
122,000	0.260%, 03/21/12	122,000
48,000	0.270%, 03/09/12	48,000
	Mitsubishi UFJ Trust & Banking Corp.,
50,000	0.455%, 03/06/12	50,000
10,000	0.460%, 03/01/12	10,000
33,000	0.470%, 03/22/12	33,000
35,000	0.500%, 03/19/12	35,000
40,000	0.510%, 03/22/12	40,000
11,000	0.530%, 09/04/12	11,000
13,000	0.560%, 08/23/12	13,000
5,000	0.570%, 08/24/12	5,000
5,000	0.615%, 04/27/12 (n)	4,995
30,000	0.650%, 05/08/12	30,000
5,000	0.650%, 05/09/12	5,000
	Mizuho Corporate Bank Ltd.,
33,000	0.410%, 05/15/12	33,000
48,000	0.420%, 05/14/12	48,000
15,000	0.550%, 04/23/12 (n)	14,988
48,000	0.560%, 04/13/12 (n)	47,968
	National Australia Bank Ltd.,
20,000	0.370%, 08/14/12	20,000
20,000	0.380%, 08/15/12	20,000
15,000	0.445%, 03/22/12	15,000
46,000	0.455%, 03/29/12	46,000
67,000	0.455%, 04/03/12	67,001
53,000	0.460%, 07/09/12	53,000
10,000	0.500%, 04/11/12	10,000
23,000	0.600%, 05/17/12	23,000
100,000	Natixis, 0.270%, 03/06/12	100,000
22,000	Nordea Bank Finland plc, 0.260%, 05/14/12	22,000
	Norinchukin Bank-New York,
10,000	0.470%, 05/29/12	10,000
15,000	0.480%, 05/23/12 (n)	14,984
40,000	0.490%, 05/18/12	40,000
33,000	0.500%, 05/10/12	33,000

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Certificates of Deposit — Continued
45,000	0.500%, 05/15/12	45,000
25,000	0.525%, 05/14/12	25,000
37,000	0.530%, 05/09/12	37,000
40,000	0.550%, 05/11/12	40,000
	Rabobank Nederland N.V.,
36,000	0.453%, 04/24/12	36,000
24,000	0.500%, 04/23/12	24,000
114,000	0.500%, 04/23/12	114,000
49,000	0.510%, 04/16/12	49,000
35,000	0.680%, 08/01/12	35,000
49,000	0.680%, 08/01/12	49,000
9,000	Royal Bank of Canada, 0.510%, 11/28/12	9,000
	Shizuoka Bank,
10,000	0.240%, 04/03/12	10,000
5,000	0.250%, 04/02/12	5,000
	Sumitomo Mitsui Banking Corp.,
45,000	0.360%, 03/01/12	45,000
9,000	0.470%, 03/22/12	9,000
9,000	0.490%, 08/27/12	9,000
23,000	0.510%, 08/20/12	23,000
38,000	0.510%, 08/24/12	38,000
50,000	0.530%, 08/03/12	50,000
63,000	0.610%, 07/19/12	63,000
24,000	0.680%, 07/09/12	24,000
	Sumitomo Trust & Banking Co., Ltd.,
35,000	0.410%, 05/16/12	35,000
30,000	0.430%, 05/04/12	30,000
10,000	0.495%, 05/03/12	10,000
8,000	0.505%, 04/30/12	8,000
9,000	0.530%, 04/20/12 (n)	8,994
	Svenska Handelsbanken AB,
15,000	0.265%, 05/18/12	15,000
24,000	0.270%, 05/15/12	24,000
50,500	0.300%, 06/01/12	50,500
12,000	0.450%, 04/13/12	12,000
18,000	0.500%, 03/22/12	18,000
40,000	0.515%, 03/20/12	40,000
10,000	0.515%, 04/05/12	10,000
	UBS AG,
100,000	0.480%, 05/04/12	100,000
26,000	0.510%, 04/30/12	26,000
98,000	0.530%, 04/27/12	98,000
	Westpac Banking Corp.,
35,000	0.460%, 04/24/12	35,000
5,000	0.470%, 04/02/12	5,000

	Total Certificates of Deposit (Cost $3,825,434)	3,825,434

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — 28.8% (n)
8,000	ABN Amro Funding USA LLC, 0.270%, 04/02/12 (e) (m)	7,998
8,000	Alpine Securitization Corp., 0.451%, 04/11/12 (e) (m)	7,996
18,000	Antalis U.S. Funding Corp., 0.340%, 03/02/12 (e) (m)	18,000
26,000	Argento Variable Funding Co. LLC, 0.210%, 03/05/12 (e) (m)	25,999
13,000	Aspen Funding Corp., 0.400%, 05/29/12 (e)	12,987
43,000	Atlantic Asset Securitization LLC, 0.320%, 03/02/12 (e)	43,000
	Atlantis One Funding Corp.,
35,000	0.531%, 04/05/12 (e)	34,982
50,000	0.582%, 08/16/12 (e)	49,865
	Australia & New Zealand Banking Group Ltd.,
31,000	0.431%, 03/28/12 (e)	30,990
12,000	0.461%, 04/13/12 (e)	11,993
107,000	0.461%, 04/18/12 (e)	106,934
62,000	0.461%, 04/26/12 (e)	61,956
	Barclays Bank plc,
19,000	0.350%, 04/19/12 (e)	18,991
10,000	0.360%, 04/02/12 (e)	9,997
65,000	Barclays U.S. Funding Corp., 0.320%, 04/05/12	64,980
3,000	Barton Capital Corp., 0.200%, 03/01/12 (e)	3,000
63,000	BNP Paribas Finance, Inc., 0.280%, 03/06/12	62,998
15,000	BNZ International Funding Ltd., 0.300%, 04/05/12 (e)	14,996
10,000	CAFCO LLC, 0.220%, 03/13/12 (e)	9,999
66,000	Caisse d’Amortissement de la Dette Sociale, 1.278%, 08/01/12 (e)	65,644
	Cancara Asset Securitisation LLC,
15,000	0.200%, 03/12/12 (e)	14,999
50,000	0.200%, 03/16/12 (e)	49,996
	Commonwealth Bank of Australia Ltd.,
8,000	0.220%, 04/12/12 (e)	7,998
18,000	0.456%, 03/30/12 (e)	17,993
27,000	0.461%, 04/16/12 (e)	26,984
70,000	0.461%, 04/20/12 (e)	69,955
15,000	0.461%, 04/23/12 (e)	14,990
10,000	0.471%, 04/17/12 (e)	9,994
45,000	0.471%, 04/30/12 (e)	44,965
10,000	0.481%, 03/19/12 (e)	9,998
10,000	0.491%, 05/09/12 (e)	9,991
29,000	0.496%, 07/12/12 (e)	28,947
24,000	0.642%, 06/18/12 (e)	23,953

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	19

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — Continued
	CRC Funding, LLC,
10,000	0.220%, 03/13/12 (e)	9,999
10,000	0.220%, 03/15/12 (e)	9,999
69,000	Credit Agricole North America, Inc., 0.330%, 03/02/12	68,999
60,000	Danske Corp., 0.300%, 03/01/12 (e)	60,000
10,000	DBS Bank Ltd., 0.572%, 08/02/12 (e)	9,976
19,000	Deutsche Bank Financial LLC, 0.380%, 06/01/12	18,981
	DnB NOR Bank ASA,
16,000	0.451%, 04/13/12 (e)	15,991
77,000	0.511%, 04/04/12 (e)	76,963
	Erste Abwicklungsanstalt,
10,000	0.751%, 04/04/12 (e)	9,993
10,000	0.751%, 04/16/12 (e)	9,990
20,000	0.854%, 07/23/12 (e)	19,932
60,000	0.854%, 08/06/12 (e)	59,776
25,000	Fortis Funding LLC, 0.340%, 03/02/12 (e)	25,000
	General Electric Capital Corp.,
11,000	0.240%, 04/19/12	10,996
10,000	0.280%, 03/30/12	9,998
30,000	0.341%, 03/23/12	29,994
14,000	0.351%, 03/26/12	13,997
35,000	0.351%, 08/14/12	34,943
6,000	General Electric Capital Services, Inc., 0.250%, 05/08/12	5,997
	Grampian Funding LLC,
15,000	0.200%, 03/07/12 (e)	15,000
36,000	0.200%, 03/09/12 (e)	35,998
43,000	0.200%, 03/19/12 (e)	42,996
	Kells Funding LLC,
55,000	0.371%, 04/10/12	54,977
16,000	0.682%, 08/20/12	15,948
5,000	0.682%, 08/23/12	4,983
7,000	0.693%, 09/07/12	6,975
60,000	0.703%, 08/22/12	59,797
18,000	0.718%, 07/30/12	17,946
75,000	0.723%, 07/20/12	74,789
20,000	LMA Americas LLC, 0.350%, 03/06/12 (e)	19,999
	Macquarie Bank Ltd.,
20,000	0.711%, 05/15/12 (e)	19,971
7,000	0.711%, 05/18/12 (e)	6,989
17,000	0.721%, 05/08/12 (e)	16,977
11,000	0.751%, 05/03/12 (e)	10,985
20,000	0.771%, 04/19/12 (e)	19,979

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

33,000	0.772%, 04/20/12 (e)	32,965
8,000	0.772%, 04/25/12 (e)	7,990
	MetLife Short Term Funding LLC,
5,000	0.441%, 09/04/12 (e)	4,989
3,500	0.471%, 08/20/12 (e)	3,492
47,000	Mizuho Funding LLC, 0.420%, 05/11/12 (e)	46,961
20,000	National Australia Funding Delaware, Inc., 0.461%, 07/09/12 (e)	19,967
	Newport Funding Corp.,
15,000	0.461%, 05/08/12 (e)	14,987
25,000	0.501%, 04/23/12 (e)	24,982
33,000	Nordea North America, Inc., 0.270%, 05/15/12	32,981
	Northern Pines Funding LLC,
25,000	0.471%, 05/11/12 (e)	24,977
17,000	0.521%, 04/23/12 (e)	16,987
	NRW.BANK,
20,000	0.335%, 05/08/12 (e)	19,988
50,000	0.350%, 04/25/12 (e)	49,973
51,000	0.350%, 05/02/12 (e)	50,969
68,000	0.430%, 03/05/12 (e)	67,997
	Oversea-Chinese Banking Corp. Ltd.,
30,000	0.290%, 04/02/12	29,992
4,000	0.561%, 04/10/12	3,998
10,000	PB Finance Delaware, Inc., 0.660%, 03/06/12 (e)	9,999
	Rabobank USA Financial Corp.,
15,000	0.572%, 08/29/12	14,957
63,000	0.682%, 07/25/12	62,826
13,000	Regency Markets No. 1 LLC, 0.200%, 03/15/12 (e)	12,999
7,000	Rhein-Main Securitisation Ltd., 0.650%, 03/26/12 (e)	6,997
	Royal Park Investments Funding Corp.,
10,000	1.051%, 03/07/12	9,998
12,000	1.061%, 03/13/12	11,996
20,000	1.071%, 03/07/12 (e)	19,997
17,000	1.151%, 03/06/12	16,997
30,000	Scaldis Capital LLC, 0.330%, 03/01/12 (e)	30,000
20,000	Starbird Funding Corp., 0.320%, 03/06/12 (e)	19,999
17,000	Straight-A Funding LLC, 0.180%, 05/11/12	16,994
	Suncorp-Metway Ltd.,
5,000	0.310%, 03/26/12 (e)	4,999
25,000	0.310%, 03/28/12 (e)	24,994
10,000	0.320%, 03/12/12 (e)	9,999
10,000	0.320%, 03/15/12 (e)	9,999

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — Continued
10,000	0.320%, 03/21/12 (e)	9,998
50,000	0.330%, 03/01/12 (e)	50,000
	Svenska Handelsbanken, Inc.,
15,000	0.270%, 05/01/12 (e)	14,993
15,000	0.280%, 05/17/12 (e)	14,991
10,000	0.501%, 03/15/12 (e)	9,998
30,000	0.511%, 03/23/12 (e)	29,991
	Swedbank AB,
60,000	0.320%, 04/03/12	59,982
35,000	0.320%, 04/04/12	34,990
	Tasman Funding, Inc.,
12,519	0.250%, 03/15/12 (e)	12,518
15,000	0.320%, 03/28/12 (e)	14,996
	Thames Asset Global Securitization No. 1, Inc.,
8,000	0.270%, 04/02/12 (e)	7,998
30,000	0.250%, 03/19/12 (e)	29,996
18,000	0.250%, 03/20/12 (e)	17,998
3,000	Toyota Credit De Puerto Rico Corp., 0.501%, 07/16/12	2,994
	Toyota Motor Credit Corp.,
5,000	0.491%, 03/26/12	4,998
10,000	0.501%, 03/19/12	9,997
5,000	0.511%, 04/04/12	4,998
10,000	0.521%, 03/30/12	9,996
18,000	0.562%, 04/12/12	17,988
	UOB Funding LLC,
25,000	0.310%, 04/10/12	24,991
25,000	0.330%, 06/18/12	24,975
68,000	0.340%, 06/15/12	67,932
15,000	0.370%, 05/17/12	14,988
38,000	Versailles Commercial Paper LLC, 0.350%, 03/02/12 (e)	38,000
	Westpac Banking Corp.,
11,000	0.250%, 03/21/12 (e)	10,998
5,000	0.401%, 08/06/12 (e)	4,991
34,000	0.461%, 04/20/12 (e)	33,978
45,000	0.461%, 05/01/12 (e)	44,965
44,000	0.464%, 05/03/12 (e)	43,964
23,000	0.471%, 03/29/12 (e)	22,992
33,000	0.471%, 04/18/12 (e)	32,979
52,000	0.491%, 05/07/12 (e)	51,953
36,000	0.501%, 05/16/12 (e)	35,962
16,000	0.501%, 07/02/12 (e)	15,973

	Total Commercial Paper (Cost $3,486,907)	3,486,907

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Notes — 1.7%
	Financials — 1.7%
	Commercial Banks — 1.2%
35,000	Australia & New Zealand Banking Group Ltd., VAR, 0.389%, 03/15/12 (e)	35,000
	Bank of America N.A.
12,000	0.400%, 03/15/12	12,000
55,000	0.430%, 03/06/12	55,000
48,000	0.430%, 03/08/12	48,000

		150,000

	Insurance — 0.5%
47,000	Metropolitan Life Global Funding I, VAR, 0.694%, 03/12/12 (e)	47,000
8,000	New York Life Global Funding, VAR, 0.606%, 03/29/12 (e)	8,000

		55,000

	Total Corporate Notes (Cost $205,000)	205,000

Foreign Government Securities — 0.1%
	Export Development Canada
5,000	0.300%, 03/01/13 (e)	5,000
15,000	0.300%, 03/07/13 (e)	15,000

	Total Foreign Government Securities (Cost $20,000)	20,000

Repurchase Agreements — 10.9%
200,000	Barclays Capital, Inc., 0.160%, dated 02/29/12, due 03/05/12, repurchase price $200,004, collateralized by Federal Home Loan Mortgage Corporation, 4.000%, due 11/25/26, and Federal Farm Credit Banks, 0.000% - 0.380%, due 08/27/13 - 05/29/14, with a value of $204,000.	200,000
55,000	Barclays Capital, Inc., 0.620%, dated 02/29/12, due 04/02/12, repurchase price $55,031, collateralized by Corporate Notes and Bonds, 0.000% - 1.489%, due 01/15/20 - 12/25/46, with a value of $57,750. (i)	55,000
25,000	Barclays Capital, Inc., 0.620%, dated 02/29/12, due 04/02/12, repurchase price $25,014, collateralized by Corporate Notes and Bonds, 0.374% - 8.300%, due 10/15/26 - 07/25/37, with a value of $26,250. (i)	25,000

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	21

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
75,000	Citigroup Global Markets Holdings, Inc., 0.720%, dated 02/29/12, due 04/04/12, repurchase price $75,053, collateralized by Corporate Notes and Bonds, 0.000% - 6.544%, due 11/27/19 - 11/25/51, with a value of $79,261. (i)	75,000
75,000	Citigroup Global Markets Holdings, Inc., 0.920%, dated 02/29/12, due 04/04/12, repurchase price $75,067, collateralized by Corporate Notes and Bonds, 0.000% - 10.500%, due 10/15/12 - 11/20/57, with a value of $78,925. (i)	75,000
40,000	Credit Suisse First Boston USA, Inc., 0.900%, dated 02/29/12, due 05/15/12, repurchase price $40,076, collateralized by Corporate Notes and Bonds, 4.539%, due 02/25/47, and Municipal Debt Securities, 6.250%, due 07/15/28, with a value of $42,001. (i)	40,000
125,000	Credit Suisse First Boston USA, Inc., 0.900%, dated 02/29/12, due 05/04/12, repurchase price $125,203, collateralized by Corporate Notes and Bonds, 4.539% - 4.940%, due 02/25/47 - 08/27/47, and Municipal Debt Securities, 6.250%, due 07/15/28, with a value of $131,252. (i)	125,000
343,128	Deutsche Bank Securities, Inc., 0.200%, dated 02/29/12, due 03/01/12, repurchase price $343,130, collateralized by Federal National Mortgage Association, 3.500% - 6.500%, due 02/01/32 - 10/01/41, and Federal Home Loan Mortgage Corporation, 2.800% - 2.810%, due 12/01/41 - 02/01/42, with a value of $349,991.	343,128
40,000	Deutsche Bank Securities, Inc., VAR, 0.520%, dated 02/29/12, due 05/04/12, repurchase price $40,038, collateralized by Corporate Notes and Bonds, 0.000% - 6.850%, due 12/15/15 - 02/12/51, with a value of $42,772. (i)	40,000
20,000	Merrill Lynch PFS, Inc., 0.320%, dated 02/29/12, due 03/01/12, repurchase price $20,000, collateralized by Corporate Notes and Bonds, 0.000% - 6.000%, due 04/17/14 - 08/07/19, with a value of $21,000.	20,000
100,000	Merrill Lynch PFS, Inc., 0.620%, dated 02/29/12, due 03/01/12, repurchase price $100,002, collateralized by Corporate Notes and Bonds, 0.000% - 8.311%, due 05/20/18 - 09/10/45, with a value of $105,000.	100,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

221,000	RBS Securities, Inc., 0.420%, dated 02/29/12, due 03/01/12, repurchase price $221,003, collateralized by Government National Mortgage Association, 3.500% - 4.500%, due 07/20/26 - 10/20/41, with a value of $225,424.	221,000

	Total Repurchase Agreements (Cost $1,319,128)	1,319,128

Time Deposits — 20.0%
350,000	Bank of Nova Scotia, 0.130%, 03/01/12	350,000
300,000	Barclays Bank plc, 0.130%, 03/01/12	300,000
100,000	Citibank N.A., 0.130%, 03/07/12	100,000
450,000	Commerzbank AG, 0.150%, 03/01/12	450,000
100,000	Credit Agricole Corporate & Investment Bank, 0.210%, 03/01/12	100,000
300,000	Danske Bank A/S, 0.170%, 03/01/12	300,000
250,000	Deutsche Bank AG, 0.130%, 03/01/12	250,000
300,000	DnB NOR Bank ASA, 0.130%, 03/01/12	300,000
150,000	Royal Bank of Scotland plc, 0.130%, 03/01/12	150,000
112,000	Societe Generale, 0.310%, 03/02/12	112,000

	Total Time Deposits (Cost $2,412,000)	2,412,000

U.S. Government Agency Securities — 7.1%
16,000	Federal Farm Credit Bank, 0.210%, 10/03/12	15,999
	Federal Home Loan Bank,
7,500	0.160%, 03/08/12	7,500
42,000	0.180%, 08/15/12	41,996
23,000	0.200%, 09/14/12	22,998
20,000	0.200%, 10/03/12	19,997
5,500	0.200%, 02/15/13	5,499
8,000	0.200%, 02/25/13	7,998
24,000	0.200%, 02/27/13	23,994
26,200	0.200%, 03/05/13	26,194
32,000	0.210%, 03/01/13	31,996
29,000	0.230%, 08/13/12	28,999
50,000	VAR, 0.320%, 03/01/12	49,990
	Federal Home Loan Mortgage Corp.,
40,000	VAR, 0.213%, 03/04/12	39,981
48,000	VAR, 0.290%, 03/01/12	47,988
157,000	VAR, 0.310%, 03/01/12	156,931
	Federal National Mortgage Association,
7,000	0.500%, 10/30/12	7,012
14,000	1.125%, 07/30/12	14,048
71,200	DN, 0.190%, 10/01/12 (n)	71,119
25,000	VAR, 0.224%, 03/03/12	24,984

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — Continued
50,000	VAR, 0.266%, 03/23/12	49,993
50,000	VAR, 0.274%, 03/28/12	49,992
76,000	VAR, 0.300%, 03/01/12	75,989
33,000	VAR, 0.330%, 03/01/12	32,996

	Total U.S. Government Agency Securities (Cost $854,193)	854,193

U.S. Treasury Obligations — 0.9%
	U.S. Treasury Notes — 0.9%
22,000	0.375%, 09/30/12	22,026
32,000	1.375%, 09/15/12	32,208
25,000	1.375%, 01/15/13	25,259
25,000	2.750%, 02/28/13	25,634

	Total U.S. Treasury Obligations (Cost $105,127)	105,127

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Note — 0.3%
	Michigan — 0.3%
35,000	Michigan Finance Authority, Unemployment Obligation Assessment, Rev., VRDO, LOC: Citibank N.A., 0.160%, 03/07/12 (Cost $35,000)	35,000

	Total Investments — 101.5% (Cost $12,262,789)*	12,262,789
	Liabilities in Excess of Other Assets — (1.5)%	(183,083)

	NET ASSETS — 100.0%	$12,079,706

Percentages indicated are based on net assets.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	23

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Government Agency Securities — 52.4%
	Federal Farm Credit Bank — 1.2%
80,000	0.250%, 08/01/12	80,017
100,000	DN, 0.060%, 07/03/12 (m) (n)	99,979
250,000	VAR, 0.270%, 03/01/12	249,890
50,000	VAR, 0.273%, 03/12/12	49,997
250,000	VAR, 0.340%, 03/01/12	250,000
75,000	VAR, 0.340%, 03/01/12	75,000

		804,883

	Federal Home Loan Bank — 29.4%
250,000	0.070%, 07/12/12	249,981
250,000	0.080%, 05/25/12	249,976
386,000	0.090%, 03/01/12	386,000
230,000	0.100%, 04/24/12	229,993
250,000	0.100%, 06/07/12	249,985
250,000	0.100%, 06/08/12	249,985
322,000	0.120%, 08/16/12	321,998
249,000	0.130%, 08/08/12	248,959
400,000	0.150%, 05/01/12	399,965
210,000	0.160%, 03/08/12	209,999
185,000	0.180%, 08/22/12	184,980
370,000	0.200%, 08/16/12	370,081
250,000	0.200%, 11/15/12	249,995
50,000	0.200%, 02/15/13	49,991
75,000	0.200%, 02/25/13	74,979
265,000	0.215%, 10/19/12	264,969
450,000	0.220%, 10/09/12	449,962
76,000	0.220%, 10/29/12	75,993
725,000	DN, 0.027%, 04/11/12 (n)	724,978
482,500	DN, 0.035%, 03/16/12 (n)	482,493
608,000	DN, 0.035%, 03/21/12 (n)	607,988
100,000	DN, 0.050%, 04/16/12 (n)	99,994
475,000	DN, 0.070%, 03/07/12 (n)	474,994
107,000	DN, 0.070%, 07/05/12 (n)	106,974
116,000	DN, 0.075%, 04/04/12 (n)	115,992
1,145,000	DN, 0.075%, 04/25/12 (n)	1,144,869
83,000	DN, 0.080%, 07/06/12 (n)	82,976
1,940,000	DN, 0.085%, 04/20/12 (n)	1,939,771
1,330,000	DN, 0.085%, 04/27/12 (n)	1,329,821
840,000	DN, 0.090%, 04/09/12 (n)	839,918
2,115,300	DN, 0.100%, 03/28/12 (n)	2,115,141
1,180,000	DN, 0.100%, 04/13/12 (n)	1,179,859
196,000	DN, 0.100%, 08/01/12 (n)	195,917
571,000	DN, 0.102%, 05/02/12 (n)	570,900
200,000	DN, 0.105%, 04/18/12 (n)	199,972
83,000	DN, 0.120%, 07/11/12 (n)	82,963

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Bank — Continued
250,000	DN, 0.120%, 08/08/12 (n)	249,867
199,200	DN, 0.130%, 03/14/12 (n)	199,191
300,000	DN, 0.130%, 05/11/12 (n)	299,923
274,500	DN, 0.140%, 08/10/12 (n)	274,327
125,000	DN, 0.150%, 05/16/12 (n)	124,960
329,000	DN, 0.160%, 05/15/12 (n)	328,890
180,000	DN, 0.180%, 10/17/12 (n)	179,793
170,000	DN, 0.190%, 10/15/12 (n)	169,795
262,000	VAR, 0.285%, 03/01/12	261,963
250,000	VAR, 0.320%, 03/01/12	249,950

		19,151,970

	Federal Home Loan Mortgage Corp. — 7.6%
204,215	DN, 0.020%, 03/12/12 (n)	204,214
100,000	DN, 0.030%, 04/02/12 (n)	99,997
750,000	DN, 0.040%, 04/17/12 (n)	749,961
250,000	DN, 0.070%, 04/10/12 (n)	249,981
47,598	DN, 0.070%, 07/11/12 (n)	47,586
675,000	DN, 0.070%, 08/07/12 (n)	674,791
243,000	DN, 0.070%, 08/10/12 (n)	242,923
739,253	DN, 0.072%, 07/02/12 (n)	739,072
150,000	DN, 0.120%, 05/14/12 (n)	149,963
202,033	DN, 0.120%, 08/06/12 (n)	201,927
250,000	DN, 0.130%, 08/03/12 (n)	249,860
500,000	DN, 0.180%, 10/17/12 (n)	499,425
460,000	VAR, 0.310%, 03/01/12	459,798
388,000	VAR, 0.310%, 03/01/12	387,833

		4,957,331

	Federal National Mortgage Association — 14.2%
193,000	1.125%, 07/30/12	193,759
102,886	1.875%, 04/20/12	103,117
500,000	DN, 0.030%, 04/16/12 (n)	499,981
460,000	DN, 0.040%, 04/27/12 (n)	459,971
83,000	DN, 0.060%, 07/12/12 (n)	82,982
500,000	DN, 0.070%, 06/18/12 (n)	499,894
854,000	DN, 0.073%, 07/05/12 (n)	853,783
260,000	DN, 0.100%, 04/18/12 (n)	259,966
80,000	DN, 0.100%, 05/02/12 (n)	79,986
83,500	DN, 0.110%, 03/14/12 (n)	83,497
903,000	DN, 0.110%, 05/01/12 (n)	902,832
31,000	DN, 0.115%, 03/07/12 (n)	30,999
433,935	DN, 0.120%, 08/01/12 (n)	433,714
437,000	DN, 0.150%, 07/02/12 (n)	436,776
1,800,000	DN, 0.159%, 03/01/12 (n)	1,800,000
331,000	VAR, 0.266%, 03/23/12	330,952

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — Continued
	Federal National Mortgage Association — Continued
350,000	VAR, 0.274%, 03/28/12	349,941
296,900	VAR, 0.276%, 03/18/12	296,862
350,000	VAR, 0.276%, 03/20/12	349,943
533,000	VAR, 0.300%, 03/01/12	532,921
639,000	VAR, 0.300%, 03/01/12	638,937

		9,220,813

	Total U.S. Government Agency Securities (Cost $34,134,997 )	34,134,997

U.S. Treasury Obligations — 21.3%
	U.S. Treasury Bills — 17.4% (n)
150,000	0.001%, 03/08/12	150,000
160,000	0.007%, 03/15/12	159,999
1,400,000	0.007%, 03/29/12	1,399,916
1,475,000	0.019%, 04/12/12	1,474,967
700,000	0.025%, 04/05/12	699,983
4,648,728	0.038%, 04/19/12	4,648,197
440,000	0.046%, 04/26/12	439,969
650,000	0.060%, 03/22/12	649,977
1,100,000	0.060%, 07/05/12	1,099,769
400,000	0.061%, 07/19/12	399,905
200,000	0.080%, 08/02/12	199,932

		11,322,614

	U.S. Treasury Notes — 3.9%
725,000	0.375%, 08/31/12	726,034
325,000	0.375%, 09/30/12	325,505
122,000	1.375%, 03/15/12	122,050
500,000	1.375%, 05/15/12	501,321
500,000	1.750%, 08/15/12	503,816
349,000	3.875%, 10/31/12	357,618

		2,536,344

	Total U.S. Treasury Obligations (Cost $13,858,958 )	13,858,958

Repurchase Agreements — 30.9%
500,000	Barclays Capital, Inc., 0.140%, dated 02/29/12, due 03/06/12, repurchase price $500,012, collateralized by Federal National Mortgage Association, 0.000% - 8.000%, due 08/25/15 - 03/25/42, Federal Home Loan Mortgage Corporation, 0.000% - 7.000%, due 06/15/26 - 2/15/42 and Government National Mortgage Association, 0.000% - 6.389%, due 04/20/36 - 08/20/60, with a value of $515,000.	500,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

500,000	Barclays Capital, Inc., 0.140%, dated 02/29/12, due 03/02/12, repurchase price $500,004, collateralized by Federal National Mortgage Association, 0.744% - 12.671%, due 03/18/27 - 09/25/41, Federal Home Loan Mortgage Corporation, 0.000% - 5.750%, due 04/25/20 - 02/15/39 and Government National Mortgage Association, 1.750% - 6.553%, due 03/20/21 - 05/20/61, with a value of $515,009.	500,000
1,000,000	Barclays Capital, Inc., 0.180%, dated 02/29/12, due 03/01/12, repurchase price $1,000,005, collateralized by U.S. Treasury Securities, 0.000% - 0.125%, due 04/05/15 - 04/15/16, with a value of $1,020,000.	1,000,000
500,000	Barclays Capital, Inc., 0.190%, dated 02/29/12, due 03/07/12, repurchase price $500,018, collateralized by Federal National Mortgage Association, 0.000% - 14.309%, due 04/25/18 - 03/25/42, Federal Home Loan Mortgage Corporation, 0.000% - 80.085%, due 12/15/12 - 02/15/42 and Government National Mortgage Association, 0.000% - 8.310%, due 04/16/12 - 12/20/61, with a value of $515,000.	500,000
481,000	Citibank N.A., 0.200%, dated 02/29/12, due 03/01/12, repurchase price $481,003, collateralized by Federal National Mortgage Association, 0.000% - 7.000%, due 02/01/18 - 02/01/42, and Federal Home Loan Mortgage Corporation, 2.498% - 6.500%, due 04/01/20 - 03/01/42, with a value of $490,620.	481,000
500,000	Citigroup Global Markets, Inc., 0.200%, dated 02/29/12, due 03/01/12, repurchase price $500,003, collateralized by Federal National Mortgage Association, 0.000% - 8.209%, due 06/25/27 - 03/25/42, Federal Home Loan Mortgage Corporation, 0.000% - 16.000%, due 12/15/31 - 02/15/42 and Government National Mortgage Association, 0.000% - 20.212%, due 09/20/35 - 11/16/41, with a value of $510,000.	500,000
500,000	Credit Suisse First Boston USA, Inc., 0.150%, dated 02/29/12, due 03/01/12, repurchase price $500,002, collateralized by U.S. Treasury Securities, 0.750% - 1.500%, due 05/15/14 - 07/31/16, with a value of $510,005.	500,000

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	25

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
1,000,000	Deutsche Bank Securities, Inc., 0.110%, dated 02/29/12, due 03/02/12, repurchase price $1,000,006, collateralized by Federal National Mortgage Association, 0.000% - 31.205%, due 05/25/18 - 01/25/42, Federal Home Loan Mortgage Corporation, 0.000% - 6.000%, due 06/01/32 - 02/01/41 and Government National Mortgage Association, 3.000%, due 12/20/34, with a value of $1,020,000.	1,000,000
500,000	Deutsche Bank Securities, Inc., 0.140%, dated 02/29/12, due 03/06/12, repurchase price $500,012, collateralized by Federal Home Loan Mortgage Corporation, 0.100% - 80.619%, due 02/15/19 - 01/15/42 and Government National Mortgage Association, 0.745% - 6.741%, due 01/20/25 - 11/20/60, with a value of $510,000.	500,000
1,000,000	Deutsche Bank Securities, Inc., 0.190%, dated 02/29/12, due 03/12/12, repurchase price $1,000,063, collateralized by Federal National Mortgage Association, 0.000% - 31.205%, due 03/25/18 - 01/25/49, Federal Home Loan Mortgage Corporation, 2.722% - 24.606%, due 11/01/19 - 12/15/41 and Government National Mortgage Association, 3.000%, due 12/20/34, with a value of $1,021,741. (i)	1,000,000
1,000,000	Goldman Sachs & Co., 0.130%, dated 02/29/12, due 03/01/12, repurchase price $1,000,004, collateralized by Government National Mortgage Association 6.025%, due 12/16/39 - 12/20/39, with a value of $1,030,000.	1,000,000
1,000,000	Goldman Sachs & Co., 0.140%, dated 02/29/12, due 03/06/12, repurchase price $1,000,023, collateralized by Federal National Mortgage Association, 2.854% - 46.251%, due 04/25/23 - 02/25/42, Federal Home Loan Mortgage Corporation, 2.469% - 43.235%, due 04/15/32 - 02/01/42 and Government National Mortgage Association, 9.209% - 21.090%, due 12/20/32 - 11/16/41, with a value of $1,026,273.	1,000,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,000,000	Goldman Sachs & Co., 0.140%, dated 02/29/12, due 03/02/12, repurchase price $1,000,008, collateralized by Federal National Mortgage Association, 0.000% - 9.000%, due 07/01/18 - 11/25/49, Federal Home Loan Mortgage Corporation, 0.000% - 7.000%, due 11/15/17 - 10/15/49 and Government National Mortgage Association, 0.000% - 6.000%, due 03/20/12 - 02/20/42, with a value of $1,026,371.	1,000,000
1,500,000	Goldman Sachs & Co., 0.160%, dated 02/29/12, due 03/05/12, repurchase price $1,500,033, collateralized by Federal National Mortgage Association, 0.000% - 6.456%, due 06/25/21 - 03/25/42 and Federal Home Loan Mortgage Corporation, 0.000% - 18.979%, due 07/15/21 - 02/15/42, with a value of $1,545,000.	1,500,000
1,500,000	Goldman Sachs & Co., 0.200%, dated 02/29/12, due 03/07/12, repurchase price $1,500,058, collateralized by Federal National Mortgage Association, 5.000%, due 01/25/26, Federal Home Loan Mortgage Corporation, 6.000%, due 05/15/36 and Government National Mortgage Association, 4.000% - 6.456%, due 04/20/34 - 11/16/41, with a value of $1,545,000.	1,500,000
1,000,000	HSBC Securities USA, Inc., 0.200%, dated 02/29/12, due 03/01/12, repurchase price $1,000,006, collateralized by Federal National Mortgage Association, 3.500% - 7.000%, due 07/01/15 - 03/01/42, with a value of $1,020,002.	1,000,000
19,780	Merrill Lynch & Co., 0.160%, dated 02/29/12, due 03/01/12, repurchase price $19,780, collateralized by U.S. Treasury Securities, 0.000%, due 09/20/12, with a value of $20,176.	19,780
670,825	Merrill Lynch & Co., 0.190%, dated 02/29/12, due 03/01/12, repurchase price $670,829, collateralized by Federal National Mortgage Association, 0.000% - 7.004%, due 10/25/26 - 08/25/47, Federal Home Loan Mortgage Corporation, 4.210% - 6.910%, dated 06/15/25 - 09/15/41 and Government National Mortgage Association, 5.119% - 7.410%, due 05/16/34 - 07/20/41, with a value of $690,950.	670,825

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
1,500,000	Morgan Stanley & Co., 0.140%, dated 02/29/12, due 03/02/12, repurchase price $1,500,012, collateralized by Federal National Mortgage Association, 1.870% - 6.033%, due 12/01/19 - 03/01/42 and Federal Home Loan Mortgage Corporation, 1.970% - 6.562%, due 12/01/22 - 01/01/42, with a value of $1,530,000.	1,500,000
1,000,000	Morgan Stanley & Co., 0.170%, dated 02/29/12, due 03/01/12, repurchase price $1,000,005, collateralized by Federal National Mortgage Association, 4.000% - 4.500%, due 03/01/31 - 02/01/42, with a value of $1,020,000.	1,000,000
1,500,000	Societe Generale North America, Inc., 0.190%, dated 02/29/12, due 03/01/12, repurchase price $1,500,008, collateralized by Federal National Mortgage Association, 0.944% - 6.456%, due 08/01/25 - 12/25/41, Federal Home Loan Mortgage Corporation, 0.640% - 6.000%, due 06/15/18 - 09/01/40 and Government National Mortgage Association, 1.540% - 6.415%, due 09/20/21 - 07/20/41, with a value of $1,537,111.	1,500,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,000,000	UBS Securities LLC., 0.140%, dated 02/29/12, due 03/01/12, repurchase price $1,000,004, collateralized by U.S. Treasury Securities, 0.125% - 2.500%, due 09/30/13 - 02/15/41, with a value of $1,020,000.	1,000,000
981,000	UBS Securities LLC., 0.200%, dated 02/29/12, due 03/01/12, repurchase price $981,005, collateralized by Federal National Mortgage Association, 3.000% - 7.000%, due 09/01/23 - 02/01/42 and Federal Home Loan Mortgage Corporation, 3.000% - 6.000%, due 11/01/24 - 03/01/42, with a value of $1,000,620.	981,000

	Total Repurchase Agreements (Cost $20,152,605)	20,152,605

	Total Investments — 104.6% (Cost $68,146,560)*	68,146,560
	Liabilities in Excess of Other Assets — (4.6)%	(2,994,428)

	NET ASSETS — 100.0%	$65,152,132

Percentages indicated are based on net assets.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	27

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Treasury Obligations — 54.8%
	U.S. Treasury Bills — 16.9% (n)
150	0.000%, 03/01/12	150
300,000	0.000%, 05/31/12	299,915
975,000	0.001%, 03/22/12	974,999
250,000	0.002%, 03/15/12	250,000
285,000	0.003%, 03/08/12 (m)	285,000
200,000	0.007%, 03/29/12	199,996
150,000	0.017%, 04/12/12	149,997

		2,160,057

	U.S. Treasury Notes — 37.9%
275,000	0.375%, 09/30/12	275,439
225,000	0.625%, 06/30/12	225,394
100,000	0.625%, 07/31/12	100,216
100,000	0.750%, 05/31/12	100,160
350,000	1.000%, 03/31/12	350,267
400,000	1.000%, 04/30/12	400,592
570,000	1.375%, 03/15/12	570,295
278,500	1.375%, 04/15/12	278,944
325,000	1.375%, 05/15/12	325,880
255,000	1.375%, 02/15/13	257,921
200,000	1.500%, 07/15/12	201,055
125,000	1.750%, 08/15/12	125,937
75,000	1.875%, 06/15/12	75,385
250,000	3.375%, 11/30/12	256,098
200,000	4.375%, 08/15/12	203,901
135,500	4.500%, 03/31/12	135,992
100,000	4.500%, 04/30/12	100,726
181,000	4.625%, 07/31/12	184,410
250,000	4.750%, 05/31/12	252,888
400,000	4.875%, 06/30/12	406,285

		4,827,785

	Total U.S. Treasury Obligations (Cost $6,987,842)	6,987,842

Repurchase Agreements — 47.4%
275,000	Barclays Capital, Inc., 0.090%, dated 02/29/12, due 03/07/12, repurchase price $275,005, collateralized by U.S. Treasury Securities, 0.000%, due 08/15/14 - 08/15/26, with a value of $280,500.	275,000
600,000	Barclays Capital, Inc., 0.110%, dated 02/29/12, due 03/06/12, repurchase price $600,011, collateralized by U.S. Treasury Securities, 0.000% - 6.000%, due 09/15/14 - 11/15/34, with a value of $612,000.	600,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

500,000	Barclays Capital, Inc., 0.180%, dated 02/29/12, due 03/01/12, repurchase price $500,003, collateralized by U.S. Treasury Securities, 2.375% - 11.250%, due 02/15/15 - 02/28/15, with a value of $510,000.	500,000
250,000	Credit Suisse First Boston USA, Inc., 0.140%, dated 02/29/12, due 03/07/12, repurchase price $250,007, collateralized by U.S. Treasury Securities, 1.750% - 4.000%, due 08/15/12 - 11/15/19, with a value of $255,003.	250,000
1,000,000	Deutsche Bank Securities, Inc., 0.100%, dated 02/29/12, due 03/06/12, repurchase price $1,000,017, collateralized by U.S. Treasury Securities, 0.000% - 0.250, due 02/28/14 - 11/15/40, with a value of $1,020,000.	1,000,000
100,000	Deutsche Bank Securities, Inc., 0.140%, dated 02/29/12, due 03/07/12, repurchase price $100,003, collateralized by U.S. Treasury Securities, 0.125%, due 12/31/13, with a value of $102,000.	100,000
400,000	Deutsche Bank Securities, Inc., 0.170%, dated 02/29/12, due 03/01/12, repurchase price $400,002, collateralized by U.S. Treasury Securities, 2.375% -4.125%, due 02/28/15 - 05/15/15, with a value of $408,000.	400,000
622,121	Merrill Lynch & Co., Inc., 0.160%, dated 02/29/12, due 03/01/12, repurchase price $622,124, collateralized by U.S. Treasury Securities, 1.750% - 2.125%, due 07/15/13 - 02/15/40, with a value of $634,563.	622,121
1,000,000	RBS Securities, Inc., 0.160%, dated 02/29/12, due 03/01/12, repurchase price $1,000,004, collateralized by U.S. Treasury Securities, 1.375% - 1.500%, due 03/15/12 - 07/31/16, with a value of $1,020,001.	1,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
1,300,000	Societe Generale, 0.160%, dated 02/29/12, due 03/01/12, repurchase price $1,300,006, collateralized by U.S. Treasury Securities, 0.000% - 8.000%, due 01/15/13 - 11/15/21, with a value of $1,327,222.	1,300,000

	Total Repurchase Agreements (Cost $6,047,121)	6,047,121

	Total Investments — 102.2% (Cost $13,034,963)*	13,034,963
	Liabilities in Excess of Other Assets — (2.2)%	(276,661)

	NET ASSETS — 100.0%	$12,758,302

Percentages indicated are based on net assets.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	29

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Government Agency Securities — 54.9%
	Federal Farm Credit Bank — 15.7%
15,000	0.200%, 09/04/12	14,999
30,000	0.210%, 10/25/12	29,997
55,000	0.250%, 08/01/12	55,012
5,050	2.250%, 04/24/12	5,066
25,000	DN, 0.020%, 04/19/12 (n)	24,999
25,000	DN, 0.020%, 04/20/12 (n)	24,999
20,000	DN, 0.030%, 04/05/12 (n)	20,000
30,000	DN, 0.060%, 03/02/12 (n)	30,000
25,000	DN, 0.060%, 03/14/12 (n)	25,000
25,000	DN, 0.060%, 03/15/12 (n)	24,999
25,000	DN, 0.060%, 03/16/12 (n)	24,999
25,000	DN, 0.070%, 03/23/12 (n)	24,999
30,000	DN, 0.070%, 04/20/12 (n)	29,997
50,000	DN, 0.070%, 07/30/12 (m) (n)	49,985
75,000	DN, 0.087%, 03/13/12 (n)	74,998
25,000	DN, 0.090%, 05/04/12 (n)	24,996
25,000	DN, 0.100%, 03/09/12 (n)	25,000
23,000	DN, 0.160%, 11/28/12 (n)	22,972
15,000	DN, 0.180%, 10/12/12 (n)	14,983
15,000	DN, 0.210%, 08/08/12 (n)	14,986
40,000	VAR, 0.130%, 03/01/12	39,987
49,000	VAR, 0.190%, 03/01/12	48,998
50,000	VAR, 0.250%, 03/01/12	50,004
30,000	VAR, 0.270%, 03/01/12	29,987
50,000	VAR, 0.274%, 03/12/12	49,997
37,800	VAR, 0.276%, 03/22/12	37,806
25,000	VAR, 0.340%, 03/01/12	25,000
50,000	VAR, 0.340%, 03/01/12	50,000

		894,765

	Federal Home Loan Bank — 39.2%
25,000	0.080%, 05/30/12	24,998
22,500	0.130%, 08/08/12	22,496
20,000	0.160%, 03/08/12	20,000
15,000	0.200%, 08/16/12	15,003
25,000	0.200%, 02/15/13	24,995
15,000	0.215%, 10/19/12	14,998
25,000	0.220%, 10/09/12	24,998
6,000	0.220%, 10/29/12	5,999
153,522	DN, 0.010%, 03/01/12 (n)	153,522
75,000	DN, 0.010%, 03/02/12 (n)	75,000
235,000	DN, 0.015%, 03/14/12 (n)	234,999
135,000	DN, 0.032%, 04/04/12 (n)	134,996
250,000	DN, 0.035%, 03/16/12 (n)	249,996
50,000	DN, 0.050%, 04/16/12 (n)	49,997
11,600	DN, 0.060%, 04/20/12 (n)	11,599
50,000	DN, 0.065%, 03/21/12 (n)	49,998
153,000	DN, 0.073%, 03/28/12 (n)	152,992
36,800	DN, 0.075%, 04/25/12 (n)	36,796

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Bank — Continued
300,000	DN, 0.080%, 04/13/12 (n)	299,971
372,000	DN, 0.080%, 04/27/12 (n)	371,953
14,000	DN, 0.080%, 05/02/12 (n)	13,998
73,600	DN, 0.090%, 04/09/12 (n)	73,593
16,000	DN, 0.100%, 08/01/12 (n)	15,993
50,000	DN, 0.120%, 04/18/12 (n)	49,992
25,000	DN, 0.150%, 05/16/12 (n)	24,992
30,000	DN, 0.160%, 05/15/12 (n)	29,990
16,000	DN, 0.180%, 10/17/12 (n)	15,982
15,000	DN, 0.190%, 10/15/12 (n)	14,982
22,000	VAR, 0.320%, 03/01/12	21,996

		2,236,824

	Total U.S. Government Agency Securities (Cost $3,131,589)	3,131,589

U.S. Treasury Obligations — 45.0%
	U.S. Treasury Bills — 42.1% (n)
250,000	0.010%, 03/15/12	249,999
100,000	0.020%, 04/12/12	99,998
100,000	0.025%, 03/29/12	99,998
50,000	0.025%, 04/05/12	49,999
64,728	0.031%, 03/01/12	64,728
306,244	0.050%, 03/08/12	306,241
100,000	0.055%, 05/03/12	99,990
150,000	0.060%, 07/05/12	149,969
186,505	0.061%, 03/22/12	186,498
25,000	0.066%, 07/26/12	24,993
675,096	0.077%, 04/19/12	675,026
150,000	0.079%, 05/10/12	149,977
50,000	0.080%, 08/02/12	49,983
190,000	0.090%, 05/24/12	189,960

		2,397,359

	U.S. Treasury Notes — 2.9%
100,000	1.000%, 03/31/12	100,075
25,000	1.000%, 04/30/12	25,037
10,000	1.375%, 03/15/12	10,004
30,000	3.875%, 10/31/12	30,741

		165,857

	Total U.S. Treasury Obligations (Cost $2,563,216)	2,563,216

	Total Investments — 99.9% (Cost $5,694,805)*	5,694,805
	Other Assets in Excess of Liabilities — 0.1%	4,168

	NET ASSETS — 100.0%	$5,698,973

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Treasury Obligations — 114.5%
	U.S. Treasury Bills — 94.8% (n)
1,000,000	0.000%, 03/29/12	999,926
1,500,000	0.000%, 05/31/12	1,499,577
1,000,000	0.010%, 03/15/12	999,996
1,175,000	0.017%, 04/12/12	1,174,977
2,700,000	0.022%, 04/05/12	2,699,942
2,747,558	0.028%, 03/01/12	2,747,558
500,000	0.046%, 04/26/12	499,965
1,813,756	0.050%, 03/08/12 (m)	1,813,739
2,809,009	0.053%, 04/19/12	2,808,729
1,100,000	0.056%, 05/03/12	1,099,892
1,200,000	0.063%, 03/22/12	1,199,956
300,000	0.069%, 07/26/12	299,916
500,000	0.079%, 05/10/12	499,923
1,000,000	0.090%, 05/24/12	999,790
73,000	0.105%, 08/09/12	72,966

		19,416,852

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Treasury Notes — 19.7%
100,000	0.375%, 08/31/12	100,142
300,000	0.375%, 09/30/12	300,472
100,000	0.625%, 06/30/12	100,168
500,000	0.750%, 05/31/12	500,837
550,000	1.000%, 03/31/12	550,417
350,000	1.000%, 04/30/12	350,530
885,000	1.375%, 03/15/12	885,441
50,000	1.500%, 07/15/12	50,259
50,000	1.875%, 06/15/12	50,255
1,140,000	4.500%, 04/30/12	1,148,340

		4,036,861

	Total U.S. Treasury Obligations (Cost $23,453,713)	23,453,713

	Total Investments — 114.5% (Cost $23,453,713)*	23,453,713
	Liabilities in Excess of Other Assets — (14.5)%	(2,972,319)

	NET ASSETS — 100.0%	$20,481,394

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 92.7%
	Alabama — 0.2%
13,000	Columbia Industrial Development Board, Alabama Power Co., Project, Series D, Rev., VRDO, 0.120%, 03/01/12	13,000
9,640	Eclipse Funding Trust, Solar Eclipse, Series 2007-0108, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	9,640
7,000	Puttable Floating Option Tax-Exempt Receipts, Series PT-4680, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.290%, 03/07/12 (e)	7,000

		29,640

	Alaska — 1.4%
	Alaska Housing Finance Corp.,
75,000	Series A, Rev., VRDO, 0.160%, 03/07/12	75,000
74,000	Series B, Rev., VRDO, 0.160%, 03/07/12	74,000
89,120	Series D, Rev., VRDO, 0.170%, 03/07/12	89,120
	City of Valdez, Marine Terminal, Exxon Pipeline Co. Project,
1,300	Series A, Rev., VRDO, 0.120%, 03/01/12	1,300
11,100	Series B, Rev., VRDO, 0.120%, 03/01/12	11,100
200	Series C, Rev., VRDO, 0.120%, 03/01/12	200
1,300	City of Valdez, Marine Terminal, Exxonmobil Project, Rev., VRDO, 0.120%, 03/01/12	1,300

		252,020

	Arizona — 1.0%
42,300	Ak-Chin Indian Community, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 03/07/12 (m)	42,300
29,685	Arizona Health Facilities Authority, Stars BNP, Series 2007-008, Rev., VRDO, LIQ: BNP Paribas, 0.460%, 03/07/12	29,685
15,600	City of Mesa, Utility System, Series ROCS-RR-II-R-11032, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.180%, 03/07/12	15,600
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/07/12	7,160
	Phoenix Civic Improvement Corp.,
6,245	Series ROCS-RR-II R-11982X, Rev., VRDO, LIQ: Citibank N.A., 0.230%, 03/07/12 (e)	6,245
15,760	Series ROCS-RR-II-R-11732, Rev., VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.160%, 03/07/12 (e)	15,760

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Arizona — Continued
2,000	Phoenix IDA, Multi-Family Housing, Del Mar Terrace, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.160%, 03/07/12	2,000
21,800	Pima County IDA, Tucson Electric, Rev., VRDO, LOC: Bank of New York, 0.120%, 03/07/12	21,800
21,700	Pima County IDA, Tucson Electric Irvington, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.140%, 03/07/12	21,700
25,380	Salt River Pima-Maricopa Indian Community, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 03/07/12	25,380
865	Yavapai County, Highway Construction, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.440%, 03/07/12	865

		188,495

	California — 8.6%
710	Abag Finance Authority for Nonprofit Corps., Charleston Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.160%, 03/01/12 (m)	710
10,850	Abag Finance Authority for Nonprofit Corps., On Lok Senior Health Services, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.100%, 03/07/12 (m)	10,850
11,220	Abag Finance Authority for Nonprofit Corps., San Francisco Friends School, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/07/12 (m)	11,220
5,000	Austin Trust Various States, Series 2008-3305, Rev., VRDO, LIQ: Bank of America N.A., 0.260%, 03/07/12	5,000
21,381	Bay Area Toll Authority, Series 2985, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.260%, 03/07/12 (e)	21,381
9,865	California Educational Facilities Authority, Life Chiropractic College, Rev., VRDO, LOC: Bank of The West, 0.100%, 03/07/12	9,865
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.170%, 03/07/12	1,610
	California Infrastructure & Economic Development Bank, Pacific Gas Electric,
19,220	Series A, Rev., VRDO, LOC: Mizhuo Corporate Bank, 0.130%, 03/01/12	19,220
4,400	Series D, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.070%, 03/01/12	4,400
22,430	California Municipal Finance Authority, Chevron USA, Recovery Zone, Rev., VRDO, 0.120%, 03/01/12	22,430

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	California — Continued
400	California Pollution Control Financing Authority, Exxon Project, Rev., VRDO, 0.080%, 03/01/12	400
3,605	California State Department of Veterans Affairs, Series ROCS-RR-II-R-11444, Rev., VRDO, LIQ: Citibank N.A., 0.220%, 03/07/12	3,605
	California Statewide Communities Development Authority, Kaiser Permanente,
47,200	Series A, Rev., VRDO, 0.130%, 03/07/12	47,200
55,300	Series M, Rev., VRDO, 0.130%, 03/07/12	55,300
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VRDO, FNMA, LIQ: FNMA, 0.140%, 03/07/12	3,420
9,000	California Statewide Communities Development Authority, Multi-Family Housing, Oakmont Concord Project, Series Q, Rev., VRDO, FNMA, LIQ: FNMA, 0.140%, 03/07/12	9,000
	California Statewide Communities Development Authority, Museum Art,
27,840	Rev., VRDO, LOC: Union Bank N.A., 0.090%, 03/07/12	27,840
57,475	Rev., VRDO, LOC: Union Bank N.A., 0.090%, 03/07/12	57,475
4,175	California Statewide Communities Development Authority, North Peninsula Jewish Center, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/12	4,175
3,950	City of Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 03/07/12	3,950
700	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.140%, 03/07/12	700
3,300	City of Irvine, Improvement Bond Act of 1915, District No. 00-18, Special Assessment, Series A, VRDO, LOC: State Street Bank & Trust Co., 0.130%, 03/01/12	3,300
	City of Irvine, Improvement Bond Act of 1915, District No. 03-19, Special Assessment,
2,713	Series A, VRDO, LOC: U.S. Bank N.A., 0.120%, 03/01/12	2,713
400	Series B, VRDO, LOC: U.S. Bank N.A., 0.120%, 03/01/12	400
2,600	City of Irvine, Improvement Bond Act of 1915, District No. 05-21, Special Assessment, VRDO, LOC: U.S. Bank N.A., 0.120%, 03/01/12	2,600
3,600	City of Livermore, Capital Projects, COP, VRDO, LOC: U.S. Bank N.A., 0.140%, 03/07/12	3,600

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
4,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/07/12	4,800
20,850	City of Los Angeles, Wastewater Systems, EAGLE, Series 2006-0013, Class A, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.160%, 03/07/12	20,850
1,400	City of Modesto, Multi-Family Housing, Valley Oak Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.130%, 03/07/12	1,400
4,750	Contra Costa County Housing Authority, Multi-Family Housing, Lakeshore, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.110%, 03/07/12	4,750
	Deutsche Bank Spears/Lifers Trust Various States,
39,515	Series DB-287, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	39,515
12,915	Series DB-324, GO, VRDO, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	12,915
36,015	Series DB-332, GO, VRDO, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	36,015
18,425	Series DB-362, GO, VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	18,425
14,090	Series DB-363, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	14,090
37,075	Series DB-364, Rev., VRDO, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	37,075
25,670	Series DB-382, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	25,670
10,275	Series DB-416, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	10,275
12,345	Series DB-419, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	12,345
19,825	Series DB-424, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12 (e)	19,825
9,805	Series DB-429, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	9,805
11,095	Series DB-432, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	11,095
40,520	Series DB-474, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	40,520
15,145	Series DB-479, Rev., VRDO, AGM-CR, AMBAC, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	15,145
50,000	Series DB-1020X, Rev., VRDO, LIQ: Deutsche Bank AG, 0.260%, 03/07/12 (e)	50,000
30,550	Series DBE-625, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	30,550
49,435	Series DBE-1011, Rev., VRDO, LIQ: Deutsche Bank AG, 0.260%, 03/07/12 (e)	49,435

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	33

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	California — Continued
	Deutsche Bank Spears/Lifers Trust Various States, Tax Allocation,
37,360	Series DB-294, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	37,360
7,785	Series DB-318, VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	7,785
29,785	Eclipse Funding Trust, Solar Eclipse, Castai, Series 2007-0034, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	29,785
11,650	Eclipse Funding Trust, Solar Eclipse, Corona, Tax Allocation, Series 2006-0099, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	11,650
13,725	Eclipse Funding Trust, Solar Eclipse, South San Francisco,Tax Allocation, Series 2006-0067, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	13,725
20,500	Golden State Tobacco Securitization Corp., Series 2215, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.310%, 03/07/12	20,500
2,500	Irvine Ranch Water District Nos. 105, 140, 240 & 250, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.120%, 03/07/12	2,500
10,750	Los Angeles Community College District, Series ROCS-RR-II-R-11773, GO, VRDO, LIQ: Citibank N.A., 0.160%, 03/07/12 (e)	10,750
7,160	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/07/12	7,160
9,550	Los Angeles County Metropolitan Transportation Authority, Series ROCS-RR-II-R-12239, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.130%, 03/01/12 (e)	9,550
5,000	Los Angeles County, Multi-Family Housing, Valencia Housing Project, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.140%, 03/07/12	5,000
	Metropolitan Water District of Southern California,
1,000	Series B-3, Rev., VRDO, 0.060%, 03/01/12	1,000
8,360	Series ROCS-RR-II-R-11565, Rev., VRDO, BHAC-CR, FGIC, LIQ: Citibank N.A., 0.160%, 03/07/12	8,360
37,000	Orange County Sanitation District, Series B, COP, VRDO, 0.120%, 03/01/12	37,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
	Orange County, WLCO LF Partners,
2,200	Series G1, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/12	2,200
13,300	Series G3, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/12	13,300
	Puttable Floating Option Tax-Exempt Receipts,
8,025	Series PT-4161, Rev., VRDO, 0.400%, 03/07/12	8,025
10,555	Series PT-4433, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.150%, 03/07/12	10,555
7,000	Series PT-4554, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/07/12	7,000
6,795	Series PT-4555, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/07/12 (e)	6,795
4,105	Series PT-4571, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/07/12	4,105
3,425	Series PT-4585, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/07/12	3,425
6,110	Series PT-4589, VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/07/12	6,110
7,830	Series PT-4597, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/07/12	7,830
6,250	Series PT-4647, Rev., VRDO, LIQ: Bank of America N.A., 0.260%, 03/07/12 (e)	6,250
12,665	Series PT-4648, Rev., VRDO, LIQ: Bank of America N.A., 0.220%, 03/07/12 (e)	12,665
5,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford Heights Apartments, Series H, Rev., VRDO, FNMA, LIQ: FNMA, 0.140%, 03/07/12	5,000
12,300	Sacramento County Sanitation Districts Financing Authority, Sub Lien, Series B, Rev., VRDO, LOC: Morgan Stanley Bank, 0.150%, 03/01/12	12,300
80	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.320%, 03/07/12	80
2,400	Southern California Public Power Authority, Palo Verde, Subseries B, Rev., VRDO, LOC: Citibank N.A., 0.150%, 03/07/12	2,400
350,560	State of California, Series A-2, Rev., 2.000%, 06/26/12	352,373
42,700	State of California, Economic Recovery, Series C-11, GO, VRDO, LOC: BNP Paribas, 0.300%, 03/07/12	42,700
38,050	State of California, Kindergarten, Series A-1, GO, VRDO, LOC: Citibank N.A., 0.100%, 03/01/12	38,050

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	California — Continued
	Wells Fargo Stage Trust,
19,750	Series 1C, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.160%, 03/07/12 (e)	19,750
9,780	Series 20C, COP, VRDO, LIQ: Wells Fargo Bank N.A., 0.160%, 03/07/12 (e)	9,780
25,400	Series 38C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.160%, 03/07/12 (e)	25,400
9,950	Series 56C, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.160%, 03/07/12 (e)	9,950

		1,605,032

	Colorado — 1.7%
15,010	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/07/12	15,010
15,825	City of Colorado Springs, Utilities System Improvement, Series A, Rev., VRDO, 0.210%, 03/07/12	15,825
1,000	City of Colorado Springs, Utilities, Sub Lien, Series A, Rev., VRDO, 0.280%, 03/07/12	1,000
30,000	Colorado Educational & Cultural Facilities Authority, Nature Conservancy Project, Rev., VRDO, 0.140%, 03/07/12	30,000
18,300	Colorado Educational & Cultural Facilities Authority, Oaks Christian School Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.110%, 03/01/12	18,300
300	Colorado Health Facilities Authority, Hospital, NCMC, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/01/12	300
17,330	Colorado Housing & Finance Authority, Series AA-3, Class I, Rev., VRDO, LOC: FNMA, 0.130%, 03/07/12	17,330
2,610	Colorado Housing & Finance Authority, Multi-Family Housing Project, Series A-4, Class I, Rev., VRDO, 0.140%, 03/07/12	2,610
1,500	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Class I, Rev., VRDO, FNMA, LIQ: FNMA, 0.140%, 03/07/12	1,500
15,000	Colorado Housing & Finance Authority, Single Family Mortgage, Series C-2, Class I, Rev., VRDO, LIQ: FHLB, 0.130%, 03/07/12	15,000
	Denver City & County, Airport,
21,835	Series 2365, Rev., VRDO, FGIC, LIQ: Morgan Stanley Bank, 0.310%, 03/07/12	21,835
28,595	Subseries G1, Rev., VRDO, AGC, 0.160%, 03/01/12	28,595
28,150	Midcities Metropolitan District No. 1, Series B, Rev., VRDO, LOC: BNP Paribas, 0.650%, 03/07/12	28,150

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Colorado — Continued
39,150	Southglenn Metropolitan District, Rev., VRDO, LOC: BNP Paribas, 1.160%, 03/07/12	39,150
86,200	University of Colorado Hospital Authority, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.110%, 03/07/12	86,200

		320,805

	Connecticut — 0.5%
25,000	Capital City EDA, Series B, Rev., VRDO, 0.260%, 03/07/12	25,000
800	Connecticut State Health & Educational Facility Authority, Community Renewal Team, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/07/12	800
18,975	Connecticut State Health & Educational Facility Authority, Yale University, Series A-3, Rev., VAR, 4.000%, 02/07/13	19,647
24,760	State of Connecticut, Series B, GO, VRDO, 0.140%, 03/07/12	24,760
17,060	Wells Fargo Stage Trust, Series 61C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.160%, 03/07/12 (e)	17,060

		87,267

	Delaware — 0.2%
13,800	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.150%, 03/07/12	13,800
28,155	New Castle County, Multifamily Housing, Fairfield English Village Project, Series FA, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/07/12	28,155

		41,955

	District of Columbia — 3.6%
40,855	Anacostia Waterfront Corp., MERLOTS, Series F02, Rev., VRDO, 0.140%, 03/07/12	40,855
	District of Columbia,
395,000	GO, TRAN, 2.000%, 09/28/12	398,941
27,510	Series A, GO, VRDO, LOC: Bank of America N.A., 0.160%, 03/07/12	27,510
2,900	District of Columbia Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/07/12	2,900
11,450	District of Columbia Water & Sewer Authority, Series 2979, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.260%, 03/07/12 (e)	11,450
2,120	District of Columbia, American Psychology Association, Rev., VRDO, LOC: Bank of America N.A., 0.360%, 03/07/12	2,120

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	35

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	District of Columbia — Continued
21,350	District of Columbia, American University, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/12	21,350
13,240	District of Columbia, Edmund Burke School, Rev., VRDO, LOC: Bank of America N.A., 0.360%, 03/07/12	13,240
7,500	District of Columbia, Enterprise Zone, House on F Street Project, Rev., VRDO, LOC: Bank of New York, 0.190%, 03/07/12	7,500
30,845	District of Columbia, MERLOTS, Series B-34, GO, VRDO, AGM, 0.140%, 03/07/12	30,845
3,520	District of Columbia, National Children’s Center, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.360%, 03/07/12	3,520
11,788	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.480%, 03/07/12	11,788
15,215	District of Columbia, Trinity College Issue, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/07/12	15,215
27,685	Eclipse Funding Trust, Solar Eclipse, Series 2007-0056, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	27,685
15,190	Eclipse Funding Trust, Solar Eclipse, District of Columbia, Series 2006-0110, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	15,190
35,000	Metropolitan Washington Airports Authority, Subseries C-2, Rev., VRDO, LOC: Barclays Bank plc, 0.140%, 03/07/12	35,000

		665,109

	Florida — 5.3%
11,150	Alachua County IDA, Florida Rock Industrial, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.930%, 03/07/12	11,150
	Austin Trust Various States,
16,575	Series 2007-1025, Rev., VRDO, LIQ: Bank of America N.A., 0.220%, 03/07/12	16,575
14,900	Series 2007-1030, Rev., VRDO, LIQ: Bank of America N.A., 0.220%, 03/07/12	14,900
15,065	Broward County Educational Facilities Authority, Nova Southeastern University, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/12	15,065
32,820	Broward County School Board, COP, VRDO, AGM, 0.210%, 03/07/12	32,820
53,620	Capital Trust Agency, Inc., Florida Multifamily Revenue, Series MT-194, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.290%, 03/07/12	53,620

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — Continued
8,845	City of Fort Myers, Series 2077, Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Co., 0.160%, 03/07/12 (e)	8,845
	Deutsche Bank Spears/Lifers Trust Various States,
6,010	Series DB-271, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.200%, 03/07/12	6,010
38,145	Series DB-451, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	38,145
105,510	Series DB-459, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	105,510
32,190	Series DB-471, COP, VRDO, AGM, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	32,190
28,690	Series DB-496, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	28,690
17,415	Series DBE-1004, Rev., VRDO, LIQ: Deutsche Bank AG, 0.260%, 03/07/12 (e)	17,415
	Eclipse Funding Trust, Solar Eclipse,
8,240	Series 2006-0043, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12 (e)	8,240
20,690	Series 2007-0051, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.140%, 03/07/12	20,690
23,900	Eclipse Funding Trust, Solar Eclipse, Golden, Series 2006-0125, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12 (e)	23,900
	Eclipse Funding Trust, Solar Eclipse, Miami,
11,105	Series 2006-0049, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	11,105
18,335	Series 2006-0059, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.140%, 03/07/12	18,335
10,545	Eclipse Funding Trust, Solar Eclipse, Palm Bay, Series 2006-0136, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	10,545
18,705	Eclipse Funding Trust, Solar Eclipse, Peace, Series 2006-0144, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	18,705
8,555	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0135, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	8,555

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Florida — Continued
9,380	Florida Housing Finance Corp., Multi-Family Housing, Heron Park Project, Series U, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.140%, 03/07/12	9,380
8,225	Florida Housing Finance Corp., Multi-Family Housing, Monterey Lake, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.130%, 03/07/12	8,225
4,400	Florida Municipal Power Agency, All Requirements Supply, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/12	4,400
	Florida State Department of Environmental Protection, Everglades Restoration,
19,120	Series A, Rev., VRDO, AGC, 0.250%, 03/07/12	19,120
23,380	Series B, Rev., VRDO, AGC, 0.180%, 03/07/12	23,380
5,935	Jacksonville Health Facilities Authority, Baptist Medical, Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/01/12	5,935
35,000	JEA Electric System Revenue, Subseries D, Rev., VRDO, 0.100%, 03/01/12	35,000
25,000	Liberty County Florida Industrial Development Revenue Georgia-Pacific Corp., Rev., VRDO, 1.150%, 03/07/12	25,000
51,300	Miami-Dade County School Board, Series 2982, COP, VRDO, AGC, LIQ: Morgan Stanley Bank, 0.260%, 03/07/12 (e)	51,300
22,540	Miami-Dade County, Transit System, EAGLE, Series 2006-0101, Class A, Rev., VRDO, AGC-ICC, XLCA, LIQ: Citibank N.A., 0.170%, 03/07/12	22,540
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.380%, 03/07/12	6,700
24,535	North Broward Hospital District, Series A, Rev., VRDO, NATL-RE, LOC: Wells Fargo Bank N.A., 0.120%, 03/07/12	24,535
7,445	Orange County Housing Finance Authority, Multi-Family Housing, Falcon Trace Apartments Project, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.140%, 03/07/12	7,445
9,001	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, LOC: Nationsbank N.A., 0.160%, 03/07/12	9,001
3,420	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/07/12	3,420

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — Continued
11,095	Orange County IDA, Diocese Orlando Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/07/12	11,095
22,285	Orange County, Tourist Development, Series 2352, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.160%, 03/07/12	22,285
22,000	Orlando & Orange County Expressway Authority, Series D, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.110%, 03/07/12	22,000
6,680	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.140%, 03/07/12	6,680
22,950	Pinellas County Health Facilities Authority, Health System Baycare, Series B-2, Rev., VRDO, AGM, 0.210%, 03/07/12	22,950
	Sarasota County Public Hospital District, Sarasota Memorial Hospital,
8,885	Series A, Rev., VRDO, LOC: Northern Trust Co., 0.120%, 03/01/12	8,885
76,750	Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.140%, 03/07/12	76,750
20,375	South Miami Health Facilities Authority, Series 2833, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.260%, 03/07/12	20,375
8,265	State of Florida, MERLOTS, Series C07, GO, VRDO, 0.140%, 03/07/12	8,265
33,725	USF Financing Corp., Master Lease Program, Series B-1, COP, VRDO, AMBAC, LOC: Wells Fargo Bank N.A., 0.140%, 03/07/12	33,725

		989,401

	Georgia — 1.3%
7,080	De Kalb County Development Authority, Inland Fresh Seafood Corp., Rev., VRDO, LOC: Bank of America N.A., 0.470%, 03/07/12	7,080
8,260	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/07/12	8,260
11,145	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/07/12	11,145
10,735	De Kalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/07/12	10,735
108,440	De Kalb Private Hospital Authority, Children’s Healthcare, Rev., VRDO, 0.210%, 03/07/12	108,440

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	37

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Georgia — Continued
15,160	Eclipse Funding Trust, Solar Eclipse, Series 2007-0117, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	15,160
18,645	Eclipse Funding Trust, Solar Eclipse, Atlanta, Series 2006-0024, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	18,645
9,680	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	9,680
4,050	Griffin-Spaulding County Development Authority IDA, Norcom, Inc. Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.530%, 03/07/12	4,050
5,940	Henry County Water & Sewer Authority, EAGLE, Series 2005-0008, Class A, Rev., VRDO, BHAC, AGM-CR, NATL-RE, LIQ: Citibank N.A., 0.160%, 03/07/12	5,940
600	Marietta Housing Authority, Multi-Family Housing, Concepts 21 Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.140%, 03/07/12	600
9,000	Private Colleges & Universities Authority, Emory University, Series B-1, Rev., VRDO, 0.110%, 03/07/12	9,000
29,110	Wells Fargo Stage Trust, Series 57C, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	29,110

		237,845

	Hawaii — 0.1%
	Eclipse Funding Trust, Solar Eclipse, Honolulu,
13,770	Series 2006-0096, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	13,770
9,260	Series 2006-0123, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	9,260

		23,030

	Idaho — 0.5%
16,600	City of Coeur d’Alene, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/07/12	16,600
27,470	Eclipse Funding Trust, Solar Eclipse, Boise, Series 2007-0002, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.140%, 03/07/12	27,470

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Idaho — Continued
	Idaho Housing & Finance Association, Single Family Mortgage,
12,720	Series D-1, Class I, Rev., VRDO, LOC: FNMA, 0.150%, 03/07/12	12,720
27,495	Series F-1, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.210%, 03/07/12	27,495
8,940	Idaho State Building Authority, Prison Facilities Project, Series A, Rev., VRDO, 0.160%, 03/07/12	8,940

		93,225

	Illinois — 6.1%
65,265	Chicago Midway Airport, Second Lien, Series C-2, Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.170%, 03/07/12	65,265
140,600	Chicago O’Hare International Airport, Third Lien, Series C, Rev., VRDO, LOC: Citibank N.A., 0.130%, 03/07/12	140,600
10,380	City of Chicago, Neighborhoods Alive 21, Series B-4, GO, VRDO, LOC: Bank of New York, 0.110%, 03/01/12	10,380
	City of Chicago, Water, Senior Lien,
19,570	Subseries 04-1, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.170%, 03/07/12	19,570
9,785	Subseries 04-2, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.170%, 03/07/12	9,785
4,300	City of Galesburg, Knox College Project, Rev., VRDO, LOC: Lasalle National Bank, 0.230%, 03/07/12	4,300
	Deutsche Bank Spears/Lifers Trust Various States,
23,130	Series DB-288, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	23,130
25,585	Series DB-300, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	25,585
10,345	Series DB-307, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	10,345
23,835	Series DB-309, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	23,835
18,965	Series DB-315, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	18,965
16,845	Series DB-322, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	16,845
21,675	Series DB-365, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	21,675
10,905	Series DB-368, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.200%, 03/07/12	10,905

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Illinois — Continued
16,290	Series DB-393, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	16,290
5,235	Series DB-400, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	5,235
9,255	Series DB-472, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	9,255
16,655	Series DB-475, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.260%, 03/07/12	16,655
56,140	Series DB-476, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	56,140
26,070	Series DB-483, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	26,070
14,960	Series DB-494, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	14,960
50,980	Series DB-601, Rev., VRDO, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	50,980
26,504	Series DB-623, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	26,504
32,735	Series DB-1032, Rev., VRDO, LIQ: Deutsche Bank AG, 0.260%, 03/07/12 (e)	32,735
	Eclipse Funding Trust, Solar Eclipse, Chicago,
9,010	Series 2006-0003, GO, VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.140%, 03/07/12	9,010
10,230	Series 2006-0131, GO, VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	10,230
27,305	Eclipse Funding Trust, Solar Eclipse, Illinois, Series 2006-0098, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	27,305
28,630	Eclipse Funding Trust, Solar Eclipse, Springfield, Series 2006-0007, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	28,630
3,200	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 0.230%, 03/07/12	3,200
3,286	Illinois Finance Authority, IDR, Metropolitan Family Services, Rev., VRDO, LOC: Bank of America N.A., 0.480%, 03/07/12	3,286
10,000	Illinois Finance Authority, IDR, Residential Rental, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 03/07/12	10,000
8,500	Illinois Finance Authority, North Central College, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/12	8,500
14,810	Illinois Finance Authority, Northwestern Memorial Hospital, Series A-3, Rev., VRDO, 0.140%, 03/07/12	14,810

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — Continued
	Illinois Finance Authority, OSF Healthcare System,
70,000	Series F, Rev., VRDO, AGM, 0.180%, 03/07/12	70,000
6,480	Series G, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.140%, 03/01/12	6,480
40,400	Illinois Finance Authority, Symphony Orchestra, Rev., VRDO, LOC: U.S. Bank N.A., 0.150%, 03/07/12	40,400
11,250	Illinois Finance Authority, University of Chicago Medical Centre, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 03/01/12	11,250
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VRDO, AMT, 0.150%, 03/07/12	10,175
7,500	Series C-3, Rev., VRDO, AMT, 0.130%, 03/07/12	7,500
4,600	Illinois Housing Development Authority, Multi-Family Housing, Southern Hills/Orlando, Series B, Rev., VRDO, AGM, 0.170%, 03/07/12	4,600
	Illinois State Toll Highway Authority,
57,900	Series A-1B, Rev., VRDO, AGM, 0.160%, 03/07/12	57,900
33,100	Series B, Rev., VRDO, AGM, 0.260%, 03/07/12	33,100
46,600	Series B, Rev., VRDO, AGM, 0.260%, 03/07/12	46,600
20,000	Illinois State Toll Highway Authority, Senior Priority, Series A-2C, Rev., VRDO, LOC: Northern Trust Co., 0.140%, 03/07/12	20,000
19,700	Jackson-Union Counties Regional Port District, Enron Transaction Services, Rev., VRDO, LOC: Wachovia Bank N.A., 0.130%, 03/07/12	19,700
1,540	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Class A, Rev., VRDO, LOC: Harris Trust & Savings Bank, 0.310%, 03/07/12	1,540
	Puttable Floating Option Tax-Exempt Receipts,
13,635	Series PT-4681, Rev., VRDO, LIQ: Bank of America N.A., 0.220%, 03/07/12 (e)	13,635
18,085	Series PT-4702, Rev., VRDO, LIQ: Bank of America N.A., 0.420%, 03/07/12 (e)	18,085
10,700	Village of Justice, Multi-Family Housing, Candlewood Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/07/12	10,700

		1,142,645

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	39

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Indiana — 1.0%
27,670	Deutsche Bank Spears/Lifers Trust Various States, Series DB-355, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	27,670
9,455	Eclipse Funding Trust, Solar Eclipse, Series 2007-0098, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	9,455
13,525	Eclipse Funding Trust, Solar Eclipse, Carmel, Series 2006-0120, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	13,525
25,625	Eclipse Funding Trust, Solar Eclipse, Decatur, Series 2006-0162, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	25,625
	Eclipse Funding Trust, Solar Eclipse, Indiana,
17,240	Series 2006-0092, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	17,240
14,450	Series 2006-0100, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	14,450
21,220	Series 2006-0138, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.140%, 03/07/12	21,220
18,000	Indiana Finance Authority, Parkview Health System, Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.110%, 03/07/12	18,000
2,385	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/07/12	2,385
10,020	Puttable Floating Option Tax-Exempt Receipts, Series PT-3986, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.150%, 03/07/12	10,020
19,405	Wells Fargo Stage Trust, Series 2009-77C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	19,405

		178,995

	Iowa — 0.3%
23,800	City of Iowa Act, Inc., Rev., VRDO, 0.180%, 03/01/12	23,800
18,330	Eclipse Funding Trust, Solar Eclipse, Series 2007-0109, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	18,330
6,260	Iowa Finance Authority, Iowa Health Systems, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/01/12	6,260

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Iowa — Continued
	Iowa Finance Authority, Single Family Mortgage,
3,400	Series F, Rev., VRDO, GNMA/FNMA, FHA/VA, 0.180%, 03/07/12	3,400
4,790	Series I, Rev., VRDO, GNMA/FNMA/COLL, 0.180%, 03/07/12	4,790

		56,580

	Kansas — 0.4%
6,450	Kansas Development Finance Authority, Sisters of Charity, Series D, Rev., VRDO, 0.160%, 03/01/12	6,450
19,030	Wyandotte County-Kansas City Unified Government, Municipal Temporary Notes, Series I, GO, 0.240%, 03/01/13	19,030
40,470	Wyandotte County-Kansas City Unified Government, Temporary Notes, GO, 0.400%, 03/01/12	40,470

		65,950

	Kentucky — 0.1%
8,395	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VRDO, LOC: U.S. Bank N.A., 0.140%, 03/07/12	8,395
7,990	Kentucky State Property & Buildings Commission, Series ROCS-RR-II-R-11767, Rev., VRDO, AGC, LIQ: Citibank N.A., 0.170%, 03/07/12 (e)	7,990
10,000	Louisville Regional Airport Authority, Ohio LLC Project, Series A, Rev., VRDO, 0.140%, 03/01/12	10,000

		26,385

	Louisiana — 1.4%
12,700	East Baton Rouge Parish Industrial Development Board, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.310%, 03/07/12	12,700
121,700	East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project, Series B, Rev., VRDO, 0.120%, 03/01/12	121,700
	Eclipse Funding Trust, Solar Eclipse,
21,020	Series 2007-0042, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	21,020
17,945	Series 2007-0112, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.140%, 03/07/12	17,945
51,525	Parish of St. James, Texaco Project, Series B, Rev., VRDO, 0.130%, 03/01/12	51,525

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Louisiana — Continued
19,760	Parish of St. John the Baptist, Series 2116, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.160%, 03/07/12	19,760
	State of Louisiana, Gas & Fuels Tax,
10,000	Series ROCS-RR-II-R-11769, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.160%, 03/07/12 (e)	10,000
7,240	Series ROCS-RR-II-R-11899, Rev., VRDO, LIQ: Citibank N.A., 0.160%, 03/07/12 (e)	7,240

		261,890

	Maine — 0.4%
12,600	Finance Authority of Maine, Jackson Lab Issue, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/07/12	12,600
68,300	Maine Health & Higher Educational Facilities Authority, Series H, Rev., VRDO, AGM, 0.130%, 03/07/12	68,300

		80,900

	Maryland — 1.1%
2,635	Austin Trust Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 0.330%, 03/07/12	2,635
19,440	Maryland Health & Higher Educational Facilities Authority, Villa Julie College, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 03/07/12	19,440
20,000	Maryland Stadium Autority, Football Stadium, Rev., VRDO, 0.130%, 03/07/12	20,000
3,135	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/07/12	3,135
9,105	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Fort Washington Development, Series A, Rev., VRDO, LOC: Citibank N.A., 0.200%, 03/07/12	9,105
6,400	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	6,400
1,000	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Residential, Series I, Rev., VRDO, AMT, 0.170%, 03/07/12	1,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Maryland — Continued
11,700	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Walker Mews Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.120%, 03/07/12	11,700
15,200	Maryland State Community Development Administration, Multi-Family, Series E, Rev., VRDO, 0.140%, 03/07/12	15,200
20,978	Maryland State Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/07/12	20,978
2,000	Montgomery County Housing Opportunities Commission Housing Revenue, Oakfield Apartments, Issue I, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.100%, 03/07/12	2,000
22,265	Montgomery County Housing Opportunities Commission Housing Revenue, The Grand-Issue I, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/12	22,265
	Washington Suburban Sanitary District,
7,500	Series A, BAN, GO, VRDO, 0.220%, 03/07/12	7,500
26,800	Series A-7, BAN, GO, VRDO, 0.220%, 03/07/12	26,800
18,100	Series A-10, BAN, GO, VRDO, 0.220%, 03/07/12	18,100
4,600	Washington Suburban Sanitary District, Multimodal, Series A, BAN, GO, VRDO, 0.220%, 03/07/12	4,600
21,000	Wells Fargo Stage Trust, Series 16C, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	21,000

		211,858

	Massachusetts — 1.5%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/12	6,030
2,000	Commonwealth of Massachusetts, Consolidated Lien, Series B, GO, VRDO, 0.190%, 03/01/12	2,000
	Eclipse Funding Trust, Solar Eclipse, Massachusetts,
13,945	Series 2007-0001, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.140%, 03/07/12	13,945
13,790	Series 2007-0010, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	13,790

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	41

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued

	Massachusetts — Continued
30,770	Series 2007-0032, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	30,770
6,000	Massachusetts Development Finance Agency, Series PT-923, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.360%, 03/07/12	6,000
9,200	Massachusetts Development Finance Agency, Eaglebrook School, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/07/12	9,200
3,600	Massachusetts Development Finance Agency, First Mortgage Brookhaven, Series B, Rev., VRDO, LOC: Fleet National Bank, 0.360%, 03/07/12	3,600
8,700	Massachusetts Development Finance Agency, Holy Cross College, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/12	8,700
13,575	Massachusetts Educational Financing Authority, Series ROCS-RR-II-R-11649, Rev., VRDO, AGC, LIQ: Citibank N.A., 0.260%, 03/07/12 (e)	13,575
	Massachusetts Health & Educational Facilities Authority, Capital Asset Program,
38,200	Series M-2, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/07/12	38,200
11,600	Series M-4A, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/07/12	11,600
5,500	Massachusetts Health & Educational Facilities Authority, Stonehill College, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/12	5,500
12,500	Massachusetts Water Resources Authority, Series A-2, Rev., VRDO, 0.110%, 03/07/12	12,500
	Massachusetts Water Resources Authority, Multimodal,
53,900	Series B, Rev., VRDO, LOC: Helaba, 0.140%, 03/07/12	53,900
38,125	Subseries D, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.200%, 03/01/12	38,125
13,440	Puttable Floating Option Tax-Exempt Receipts, Series MT-558, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.360%, 03/07/12	13,440

		280,875

	Michigan — 2.8%
51,230	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-711, Rev., VRDO, LIQ: Deutsche Bank AG, 0.220%, 03/07/12 (e)	51,230

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — Continued
12,500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.260%, 03/07/12	12,500
140,000	Michigan Finance Authority, Unemployment Obligation Assessment, Rev., VRDO, LOC: Citibank N.A., 0.160%, 03/07/12	140,000
19,355	Michigan Higher Education Facilities Authority, Law School Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 03/07/12	19,355
	Michigan State Hospital Finance Authority, Ascension Health Senior Credit,
30,000	Rev., VRDO, 0.450%, 03/01/12	30,000
40,000	Rev., VRDO, 0.450%, 03/15/12	40,000
64,290	Michigan State Housing Development Authority, Rental Housing, Series C, Rev., VRDO, AMT, 0.130%, 03/07/12	64,290
6,490	Michigan State Housing Development Authority, Single Family Mortgage, Series C, Rev., VRDO, 0.160%, 03/07/12	6,490
1,600	Michigan State University, Rev., VRDO, 0.210%, 03/07/12	1,600
40,800	Michigan Strategic Fund, Van Andel Research, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/07/12	40,800
17,860	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.260%, 03/07/12	17,860
7,830	Puttable Floating Option Tax-Exempt Receipts, Series PT-4700, Rev., VRDO, LIQ: Bank of America N.A., 0.220%, 03/07/12 (e)	7,830
	RBC Municipal Products, Inc. Trust, Floater Certificates,
48,745	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.200%, 03/07/12	48,745
26,295	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.200%, 03/07/12	26,295
2,400	University of Michigan, Series A, Rev., VRDO, 0.120%, 03/01/12	2,400
	University of Michigan, Hospital,
7,440	Series A, Rev., VRDO, 0.090%, 03/01/12	7,440
5,300	Series A-2, Rev., VRDO, 0.130%, 03/01/12	5,300

		522,135

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Minnesota — 1.5%
52,950	Hennepin County Sales Tax Revenue, Ballpark Project, Third Lien, Series C, Rev., VRDO, 0.150%, 03/07/12	52,950
12,700	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.150%, 03/07/12	12,700
21,325	Minneapolis & St. Paul Housing & Redevelopment Authority, Children’s Health Care Facilities, Series A, Rev., VRDO, AGM, 0.170%, 03/01/12	21,325
	Minneapolis & St. Paul Housing & Redevelopment Authority, Children’s Hospital & Clinics,
11,000	Series A, Rev., VRDO, AGM, 0.170%, 03/01/12	11,000
19,450	Series A, Rev., VRDO, AGM, 0.170%, 03/01/12	19,450
	Minnesota Housing Finance Agency, Residential Housing,
2,000	Series B, Rev., VRDO, AMT, 0.150%, 03/07/12	2,000
4,665	Series C, Rev., VRDO, AMT, 0.150%, 03/07/12	4,665
20,000	Series C, Rev., VRDO, AMT, 0.180%, 03/07/12	20,000
4,595	Series J, Rev., VRDO, AMT, 0.150%, 03/07/12	4,595
	Minnesota School District Capital Equipment Borrowing Program,
25,000	COP, 2.000%, 09/11/12	25,231
48,000	Series B, COP, 2.000%, 09/09/12	48,433
24,990	RBC Municipal Products, Inc. Trust, Floater Certificates, Series E-19, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.230%, 03/07/12 (e)	24,990
20,040	Wayzata Independent School District No. 284, GO, 2.000%, 09/29/12	20,239
14,005	Wells Fargo State Trust, Series 52C, Rev., VRDO, AMBAC, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	14,005

		281,583

	Mississippi — 0.9%
42,155	Jackson County, Port Facility, Chevron USA, Inc. Project, Rev., VRDO, 0.130%, 03/01/12	42,155
	Mississippi Business Finance Corp., Chevron USA Inc.,
39,560	Series A, Rev., VRDO, 0.100%, 03/01/12	39,560
8,050	Series F, Rev., VRDO, 0.090%, 03/07/12	8,050

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Mississippi — Continued
	Mississippi Business Finance Corp., Chevron USA, Inc. Project,
12,545	Series C, Rev., VRDO, 0.100%, 03/01/12	12,545
7,600	Series E, Rev., VRDO, 0.130%, 03/01/12	7,600
13,000	Series G, Rev., VRDO, 0.100%, 03/01/12	13,000
43,000	Perry County Pollution Control, Leaf River Forest Product Project, Rev., VRDO, LOC: BNP Paribas, 1.050%, 03/07/12	43,000

		165,910

	Missouri — 0.5%
19,360	City of St. Louis Missouri Airport, Series DB-161, Rev., VRDO, NATL-RE, 0.220%, 03/07/12	19,360
11,830	Eclipse Funding Trust, Solar Eclipse, Series 2007-0062, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.140%, 03/07/12	11,830
1,775	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.630%, 03/07/12	1,775
20,000	Missouri State Health & Educational Facilities Authority, SSM Health Care Services, Series C-4, Rev., VRDO, 0.150%, 03/07/12	20,000
7,375	Missouri State Health & Educational Facilities Authority, St. Francis Medical Center, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 03/01/12	7,375
	Missouri State Health & Educational Facilities Authority, Washington University,
17,700	Series B, Rev., VRDO, 0.130%, 03/01/12	17,700
5,100	Series B, Rev., VRDO, 0.130%, 03/01/12	5,100
10,000	Series C, Rev., VRDO, 0.120%, 03/01/12	10,000

		93,140

	Nebraska — 0.2%
18,855	Eclipse Funding Trust, Solar Eclipse, Omaha, Series 2006-0141, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12 (e)	18,855
17,995	Nebraska Public Power District, EAGLE, Series 2007-0013, Class A, Rev., VRDO, BHAC, AGM-CR, FGIC, LIQ: Citibank N.A., 0.180%, 03/07/12	17,995

		36,850

	Nevada — 1.3%
32,600	Austin Trust Various States, Series 2008-1153, GO, VRDO, LIQ: Bank of America N.A., 0.220%, 03/07/12	32,600

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	43

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Nevada — Continued
42,750	City of Reno, Series 2634, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Bank, 0.260%, 03/07/12	42,750
29,880	Clark County School District, Series 174, GO, VRDO, AMBAC, 0.180%, 03/07/12	29,880
	Deutsche Bank Spears/Lifers Trust Various States,
22,820	Series DB-663, GO, VRDO, AGM-CR, AMBAC, LIQ: Deutsche Bank AG, 0.260%, 03/07/12	22,820
14,700	Series DBE-668, GO, VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.260%, 03/07/12	14,700
12,750	Eclipse Funding Trust, Solar Eclipse, Henderson, Series 2006-0094, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	12,750
19,970	Eclipse Funding Trust, Solar Eclipse, Truckee Meadows, Series 2007-0015, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	19,970
	Nevada Housing Division, Multi-Unit Housing,
8,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/07/12	8,750
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.310%, 03/07/12	10,900
3,135	Series M, Rev., VRDO, LOC: U.S. Bank N.A., 0.190%, 03/07/12	3,135
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VRDO, LOC: Exchange Bank, 0.140%, 03/07/12 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A, Rev., VRDO, LOC: Exchange Bank, 0.140%, 03/07/12	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/07/12	3,430
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/07/12	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/07/12	12,710

		249,545

	New Hampshire — 0.1%
11,300	New Hampshire Business Finance Authority, Mark H. Wentworth Home, Rev., VRDO, LOC: TD Banknorth N.A., 0.130%, 03/07/12	11,300
12,485	New Hampshire Housing Finance Authority, Multi-Family Housing, Series 2034, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.310%, 03/07/12	12,485

		23,785

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New Jersey — 4.0%
	Deutsche Bank Spears/Lifers Trust Various States,
37,175	Series DB-297, Rev., VRDO, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	37,175
33,855	Series DB-339, Rev., VRDO, AGM, AMBAC, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	33,855
35,165	Series DB-624, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	35,165
37,910	New Jersey Health Care Facilities Financing Authority, Series 3018, Rev., VRDO, AGC, LIQ: Morgan Stanley Bank, 0.260%, 03/07/12 (e)	37,910
10,925	New Jersey Health Care Facilities Financing Authority, MERLOTS, Series F01, Rev., VRDO, 0.140%, 03/07/12	10,925
13,400	New Jersey Health Care Facilities Financing Authority, Somerset Medical Center, Rev., VRDO, LOC: TD Bank N.A., 0.120%, 03/07/12	13,400
74,500	New Jersey State Housing & Mortgage Finance Agency, Single Family Housing, Series V, Rev., VRDO, AMT, 0.330%, 03/07/12	74,500
12,000	Puttable Floating Option Tax-Exempt Receipts, Series PT-4643, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/07/12 (e)	12,000
320,000	State of New Jersey, Series C, Rev., 2.000%, 06/21/12	321,709
83,370	Township of Woodbridge, GO, BAN, 1.500%, 08/24/12	83,709
83,840	Wells Fargo Stage Trust, Series 28C, Rev., VRDO, NATL-RE, AMBAC-TCRS, Bank of New York, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	83,840

		744,188

	New Mexico — 0.3%
18,305	Eclipse Funding Trust, Solar Eclipse, New Mexico, Series 2006-0114, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.140%, 03/07/12	18,305
42,520	Puttable Floating Option Tax-Exempt Receipts, Series MT-637, Rev., VRDO, 0.290%, 03/07/12	42,520

		60,825

	New York — 14.8%
	Austin Trust Various States,
15,980	Series 2008-1092, Rev., VRDO, LIQ: Bank of America N.A., 0.290%, 03/07/12	15,980
15,260	Series 2008-1198, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.220%, 03/07/12 (e)	15,260

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
19,620	Deutsche Bank Spears/Lifers Trust Various States, Series DB-1033X, Rev., VRDO, LIQ: Deutsche Bank AG, 0.260%, 03/07/12 (e)	19,620
10,425	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	10,425
20,700	Eclipse Funding Trust, Solar Eclipse, New York, Series 2006-0159, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	20,700
	Metropolitan Transportation Authority,
18,900	Series A-1, Rev., VRDO, LOC: Morgan Stanley Bank, 0.150%, 03/07/12	18,900
113,500	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.190%, 03/07/12	113,500
1,800	Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/01/12	1,800
41,550	Subseries E-1, Rev., VRDO, LOC: BNP Paribas, 0.440%, 03/07/12	41,550
	Metropolitan Transportation Authority, EAGLE,
19,800	Series 2005-3019, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.170%, 03/07/12	19,800
19,050	Series 2006-0103, Class A, Rev., VRDO, BHAC, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.170%, 03/07/12	19,050
	New York City,
29,100	Series B2, Subseries B-4, GO, VRDO, 0.200%, 03/07/12	29,100
11,500	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.190%, 03/07/12	11,500
6,950	Series I, Subseries I-3, GO, VRDO, LOC: Bank of America N.A., 0.180%, 03/01/12	6,950
2,300	Series I, Subseries I-5, GO, VRDO, LOC: California Public Employee Retirement Fund, 0.090%, 03/01/12	2,300
17,850	Subseries A-3, GO, VRDO, LOC: Morgan Stanley Bank, 0.120%, 03/07/12	17,850
11,000	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.100%, 03/07/12	11,000
5,100	Subseries A-6, GO, VRDO, LOC: Helaba, 0.190%, 03/07/12	5,100
64,500	Subseries C-4, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.120%, 03/07/12	64,500
13,090	Subseries C-5, GO, VRDO, LOC: Bank of New York, 0.100%, 03/07/12	13,090
5,800	Subseries E-4, GO, VRDO, LOC: BNP Paribas, 0.130%, 03/01/12	5,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
200	Subseries E-4, GO, VRDO, LOC: BNP Paribas, 0.130%, 03/01/12	200
16,500	Subseries F-3, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.160%, 03/07/12	16,500
100	Subseries H-1, GO, VRDO, LOC: Bank of New York, 0.100%, 03/01/12	100
1,325	Subseries H-4, GO, VRDO, LOC: Bank of New York, 0.100%, 03/01/12	1,325
1,650	Subseries L-4, GO, VRDO, LOC: U.S. Bank N.A., 0.080%, 03/01/12	1,650
9,200	New York City Capital Resources Corp., Loan Enhanced Assistance, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.280%, 03/07/12	9,200
12,610	New York City Housing Development Corp., Multi-Family Housing, Series ROCS-RR-II-R-13100, Rev., VRDO, LIQ: Citibank N.A., 0.180%, 03/07/12 (e)	12,610
22,000	New York City Housing Development Corp., Multi-Family Housing, 20 Exchange Place, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/07/12	22,000
11,900	New York City Housing Development Corp., Multi-Family Housing, 245 East 124th Street, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.090%, 03/07/12	11,900
7,255	New York City Housing Development Corp., Multi-Family Housing, 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/07/12	7,255
15,900	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.090%, 03/07/12	15,900
9,050	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/12	9,050
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.100%, 03/07/12	3,070
13,600	New York City Housing Development Corp., Multi-Family Housing, Highbridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.100%, 03/07/12	13,600
4,300	New York City Housing Development Corp., Multi-Family Housing, Monterey, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.100%, 03/07/12	4,300

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	45

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
4,760	New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.100%, 03/07/12	4,760
7,800	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.100%, 03/07/12	7,800
8,730	New York City Housing Development Corp., Multi-Family Housing, The Plaza, Series A, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/07/12	8,730
12,930	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	12,930
9,200	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.140%, 03/07/12	9,200
	New York City Municipal Water Finance Authority,
67,815	Series F, Subseries F-2, Rev., VRDO, 0.180%, 03/01/12	67,815
15,020	Subseries A-2, Rev., VRDO, 0.080%, 03/01/12	15,020
12,600	Subseries F1A, Rev., VRDO, 0.090%, 03/07/12	12,600
	New York City Municipal Water Finance Authority, 2nd Generation,
42,100	Series DD-1, Rev., VRDO, 0.090%, 03/01/12	42,100
5,700	Series DD-2, Rev., VRDO, 0.100%, 03/01/12	5,700
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
37,480	Series BB-1, Rev., VRDO, 0.150%, 03/01/12	37,480
22,230	Series BB-2, Rev., VRDO, 0.200%, 03/01/12	22,230
16,500	Series CC-1, Rev., VRDO, 0.130%, 03/01/12	16,500
78,180	New York City Municipal Water Finance Authority, 2nd Generation Resolution, Fiscal 2008, Series BB-1, Rev., VRDO, 0.100%, 03/01/12	78,180
	New York City Municipal Water Finance Authority, Water & Sewer Systems, 2nd Generation, Fiscal 2008,
40,570	Series BB-3, Rev., VRDO, 0.120%, 03/01/12	40,570
40,000	Series BB-4, Rev., VRDO, 0.440%, 03/07/12	40,000
	New York City Transitional Finance Authority,
12,760	Series ROCS-RR-II-R-12054, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.170%, 03/07/12	12,760
15,000	Series ROCS-RR-II-R-12319, Rev., VRDO, LIQ: Citibank N.A., 0.150%, 03/07/12 (e)	15,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
6,815	Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.120%, 03/07/12	6,815
21,065	Subseries 2-F, Rev., VRDO, LIQ: Bayerische Landesbank, 0.120%, 03/01/12	21,065
	New York City Transitional Finance Authority, EAGLE,
3,360	Series 2007-0004, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.170%, 03/07/12	3,360
36,060	Series 2007-0014, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.170%, 03/07/12	36,060
	New York City Transitional Finance Authority, Future Tax Secured,
47,400	Series B, Rev., VRDO, 0.120%, 03/01/12	47,400
5,300	Series C, Rev., VRDO, LOC: Morgan Stanley Bank, 0.140%, 03/01/12	5,300
26,750	Subseries C-4, Rev., VRDO, 0.140%, 03/01/12	26,750
	New York City Transitional Finance Authority, New York City Recovery,
3,360	Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 0.190%, 03/07/12	3,360
12,260	Series 3, Subseries 3-B, Rev., VRDO, 0.100%, 03/01/12	12,260
21,000	Series 3, Subseries 3-E, Rev., VRDO, 0.120%, 03/01/12	21,000
5,000	Series 3, Subseries 3-H, Rev., VRDO, 0.130%, 03/01/12	5,000
1,380	New York City Trust for Cultural Resources, American Museum of Natural History, Series A1, Rev., VRDO, 0.150%, 03/01/12	1,380
	New York City, Fiscal 2008,
52,940	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/01/12	52,940
58,500	Subseries J-7, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.330%, 03/07/12	58,500
74,435	Subseries J-8, GO, VRDO, 0.210%, 03/01/12	74,435
4,150	Subseries J-9, GO, VRDO, 0.120%, 03/07/12	4,150
49,500	New York Convention Center Operating Corp., EAGLE, Series 2006-0072, Class A, Rev., VRDO, BHAC, AGC-ICC, AMBAC, LIQ: Citibank N.A., 0.170%, 03/07/12	49,500
	New York Liberty Development Corp.,
10,750	Series 3232, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.260%, 03/07/12 (e)	10,750
13,300	Series ROCS-RR-II-R-11883, Rev., VRDO, LIQ: Citibank N.A., 0.160%, 03/07/12 (e)	13,300

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
	New York Liberty Development Corp., World Trade Center,
17,400	Series A, Rev., VAR, 0.280%, 11/08/12	17,400
290,000	Series A-3, Rev., VAR, 0.270%, 11/08/12	290,000
16,160	New York Liberty Development Project, Series ROCS-RR-II-R-11868, Rev., VRDO, LIQ: Citibank N.A., 0.160%, 03/07/12 (e)	16,160
11,421	New York Local Government Assistance Corp., Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.160%, 03/07/12	11,421
4,400	New York Mortgage Agency, Series ROCS-RR-II-R-11708, Rev., VRDO, LIQ: Citibank N.A., 0.210%, 03/07/12 (e)	4,400
20,800	New York State Dormitory Authority, City University, Series D, Rev., VRDO, LOC: TD Bank N.A., 0.130%, 03/07/12	20,800
85,175	New York State Dormitory Authority, Court Facilities Lease, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.230%, 03/07/12	85,175
15,680	New York State Dormitory Authority, EAGLE, Series 2006-0138, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.160%, 03/07/12	15,680
	New York State Dormitory Authority, Mental Health Services,
10,755	Subseries D-2E, Rev., VRDO, LOC: Royal Bank of Canada, 0.140%, 03/07/12	10,755
7,015	Subseries D-2H, Rev., VRDO, LOC: Royal Bank of Canada, 0.140%, 03/07/12	7,015
10,490	New York State Dormitory Authority, Royal, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.100%, 03/07/12	10,490
17,420	New York State Environmental Facilities Corp., MERLOTS, Series B-20, Rev., VRDO, 0.140%, 03/07/12	17,420
1,800	New York State Housing Finance Agency, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	1,800
2,755	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	2,755
8,000	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	8,000
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	4,100
33,900	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.330%, 03/07/12	33,900

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Series A, Rev., VRDO, 0.130%, 03/07/12	4,200
30,600	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.240%, 03/07/12	30,600
7,200	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.130%, 03/07/12	7,200
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	3,200
9,600	New York State Housing Finance Agency, 455 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 03/07/12	9,600
93,600	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.330%, 03/07/12	93,600
10,300	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	10,300
9,550	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	9,550
7,400	New York State Housing Finance Agency, East 84th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.140%, 03/07/12	7,400
18,250	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/12	18,250
28,550	New York State Housing Finance Agency, Historic Front Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/07/12	28,550
4,700	New York State Housing Finance Agency, Normandie Court I Project, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 03/07/12	4,700
7,050	New York State Housing Finance Agency, North End, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	7,050
21,980	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 03/07/12	21,980

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	47

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.140%, 03/07/12	6,680
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.130%, 03/07/12	11,300
59,065	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.330%, 03/07/12	59,065
4,850	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	4,850
10,000	New York State Housing Finance Agency, Victory Housing, Series 2002-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.130%, 03/07/12	10,000
7,700	New York State Housing Finance Agency, West 33rd Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	7,700
2,500	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	2,500
100	New York State Housing Finance Agency, Weyant Green Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	100
	New York State Housing Finance Agency, Worth Street,
3,400	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	3,400
2,100	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	2,100
125,000	New York State Thruway Authority, Series A, Rev., BAN, 2.000%, 07/12/12	125,747
18,275	New York State Urban Development Corp., Series ROCS-RR-II-R-12321, Rev., VRDO, 0.160%, 03/07/12 (e)	18,275
9,665	Port Authority of New York & New Jersey, Series ROCS-RR-II-R-11770X, Rev., VRDO, LIQ: Citibank N.A., 0.220%, 03/07/12 (e)	9,665
33,905	Sales Tax Asset Receivable Corp., Series ROCS-RR-II-R-10395, Rev., VRDO, AGM-CR, MBIA, 0.160%, 03/07/12 (e)	33,905
25,000	Town of Oyster Bay, GO, BAN, 2.000%, 03/09/12	25,008
	Triborough Bridge & Tunnel Authority,
7,685	Subseries B-3, Rev., VRDO, 0.200%, 03/07/12	7,685
94,520	Subseries B-4, Rev., VRDO, 0.270%, 03/07/12	94,520

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
20,690	Subseries CD, Rev., VRDO, AGM, 0.140%, 03/07/12	20,690
17,890	Wells Fargo Stage Trust, Series 2009-12C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	17,890

		2,769,666

	North Carolina — 3.9%
11,045	City of Charlotte, Central Yard Project, Series A, COP, VRDO, 0.200%, 03/07/12	11,045
30,920	City of Charlotte, Douglas International, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/07/12	30,920
6,820	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 0.200%, 03/07/12	6,820
1,700	City of Durham, Water & Sewer Utility Systems, Rev., VRDO, 0.140%, 03/07/12	1,700
2,500	City of Greensboro, Combined Enterprise System, Series B, Rev., VRDO, 0.210%, 03/07/12	2,500
47,000	City of Raleigh, DownTown Improvement Project, Series B-1, COP, VRDO, 0.110%, 03/07/12	47,000
	Mecklenburg County,
29,440	Series B, GO, VRDO, 0.150%, 03/07/12	29,440
28,920	Series D, GO, VRDO, 0.260%, 09/26/12 (i)	28,920
	New Hanover County, Hospital, New Hanover Regional Medical,
5,835	Series A-2, Rev., VRDO, AGM, 0.250%, 03/07/12	5,835
22,595	Series B-2, Rev., VRDO, AGM, 0.250%, 03/07/12	22,595
48,000	North Carolina Capital Facilities Finance Agency, EAGLE, Series 2007-0016, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.160%, 03/07/12	48,000
17,740	North Carolina Capital Facilities Finance Agency, NCCU Real Estate, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/07/12	17,740
10,530	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/07/12	10,530
15,755	North Carolina Capital Facilities Finance Agency, YMCA of Greater Charlotte Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/07/12	15,755

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	North Carolina — Continued
5,600	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/07/12	5,600
4,025	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.240%, 03/07/12	4,025
60,000	North Carolina Medical Care Commission, Duke University Health System, Series B, Rev., VRDO, 0.110%, 03/07/12	60,000
16,920	North Carolina Medical Care Commission, Duke University Hospital Project, Series A, Rev., VRDO, 0.160%, 03/07/12	16,920
28,900	North Carolina Medical Care Commission, FirstHealth Carolinas Project, Rev., VRDO, 0.140%, 03/07/12	28,900
43,990	North Carolina Medical Care Commission, Hugh Chatham Memorial Hospital Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/07/12	43,990
	North Carolina Medical Care Commission, Moses Cone Health System,
25,000	Series A, Rev., VRDO, 0.150%, 03/07/12	25,000
42,600	Series A, Rev., VRDO, 0.150%, 03/07/12	42,600
13,250	North Carolina Medical Care Commission, Union Regional Medical Center Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.130%, 03/07/12	13,250
4,700	North Carolina Medical Care Commission, Wake Forest University, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 03/07/12	4,700
24,265	North Carolina State University at Raleigh, Series B, Rev., VRDO, 0.120%, 03/07/12	24,265
	State of North Carolina, Public Improvement,
25,160	Series D, GO, VRDO, 0.130%, 03/07/12	25,160
40,655	Series G, GO, VRDO, 0.100%, 03/07/12	40,655
19,800	University of North Carolina at Chapel Hill, EAGLE, Series 2006-0024, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.160%, 03/07/12	19,800
	University of North Carolina at Chapel Hill, University Hospital,
10,700	Series A, Rev., VRDO, 0.150%, 03/07/12	10,700
39,290	Series A, Rev., VRDO, 0.170%, 03/01/12	39,290
22,370	Series B, Rev., VRDO, 0.170%, 03/01/12	22,370
	Wake County, School,
18,100	Series A, GO, VRDO, 0.120%, 03/07/12	18,100
11,500	Series B, GO, VRDO, 0.120%, 03/07/12	11,500

		735,625

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	North Dakota — 0.1%
5,500	City of Grand Forks, The United Hospital Obligation Group, Rev., VRDO, LOC: Lasalle National Bank, 0.250%, 03/01/12	5,500
	North Dakota State Housing Finance Agency, Home Mortgage,
1,300	Series A, Rev., VRDO, 0.150%, 03/07/12	1,300
12,000	Series C, Rev., VRDO, 0.150%, 03/07/12	12,000

		18,800

	Ohio — 0.8%
5,361	Austin Trust Various States, Series 2008-3308, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Bank of America N.A., 0.330%, 03/07/12	5,361
8,575	County of Cuyahoga, Cleveland Clinic, Subseries B1, Rev., VRDO, 0.120%, 03/01/12	8,575
3,800	Deutsche Bank Spears/Lifers Trust Various States, Series DB-488, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	3,800
11,440	Eclipse Funding Trust, Solar Eclipse, Chilli, Series 2007-0013, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	11,440
8,710	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	8,710
1,700	Franklin County, Holy Cross Health System, Rev., VRDO, 0.120%, 03/07/12	1,700
21,900	Franklin County, Hospital Facilities, Ohio Health, Series B, Rev., VRDO, 0.120%, 03/07/12	21,900
5,495	Montgomery County, Miami Valley Hospital, Series C, Rev., VRDO, 0.100%, 03/01/12	5,495
2,340	Ohio Air Quality Development Authority, Pollution, FirstEnergy, Series B, Rev., VRDO, LOC: UBS AG, 0.100%, 03/07/12	2,340
28,070	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series F, Rev., VRDO, AMT, GNMA/FNMA, 0.270%, 03/07/12	28,070
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
10,990	Series A, Rev., VRDO, 0.170%, 03/01/12	10,990
5,100	Series B-1, Rev., VRDO, LOC: U.S. Bank N.A., 0.160%, 03/01/12	5,100
37,100	Puttable Floating Option Tax-Exempt Receipts, Series MT-567, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.420%, 03/07/12	37,100

		150,581

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	49

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Oklahoma — 0.4%
	Oklahoma State Capital Improvement Authority, Higher Education,
18,355	Series D1, Rev., VRDO, 0.250%, 03/01/12	18,355
14,700	Series D2, Rev., VRDO, 0.250%, 03/01/12	14,700
19,700	Series D3, Rev., VRDO, 0.250%, 03/01/12	19,700
17,425	Series D4, Rev., VRDO, 0.250%, 03/01/12	17,425
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/07/12	10,490

		80,670

	Oregon — 0.4%
7,800	City of Portland, Housing Authority, Multi-Family Housing, Civic Apartments Redevelopment, Rev., VRDO, AMT, FHLMC, 0.180%, 03/07/12	7,800
15,450	Clackamas County Hospital Facility Authority, Legacy Health Systems, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.110%, 03/07/12	15,450
14,000	Oregon State Department of Administrative Services, Series ROCS-RR-II-R-11742, COP, VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.160%, 03/07/12 (e)	14,000
27,500	Port of Portland, Portland Bulk Terminal, Rev., VRDO, LOC: Canadian Imperial Bank, 0.130%, 03/07/12	27,500
6,725	State of Oregon Housing & Community Services Department, Covenant Retirement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 03/07/12	6,725
10,000	State of Oregon, Georgia Pacific Corp., Project, Rev., VRDO, LOC: BNP Paribas, 1.150%, 03/07/12	10,000

		81,475

	Other Territories — 4.3%
7,500	Austin Trust Various States, Series 2008-1091, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.260%, 03/07/12	7,500
15,800	BB&T Municipal Trust, Various States, Series 2025, Rev., VRDO, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust, 0.150%, 03/07/12	15,800
	Deutsche Bank Spears/Lifers Trust Various States,
13,665	Series DB-292, Rev., VRDO, LIQ: Deutsche Bank AG, 0.180%, 03/07/12	13,665
9,615	Series DB-295, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	9,615

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Territories — Continued
11,345	Series DB-325, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	11,345
14,110	Series DB-327, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	14,110
73,500	Series DB-331, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	73,500
15,215	Series DB-340, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.200%, 03/07/12	15,215
19,505	Series DBE-1001, Rev., VRDO, GNMA COLL, LIQ: Deutsche Bank AG, 0.280%, 03/07/12 (e)	19,505
27,790	Eagle Tax-Exempt Trust, Rev., VRDO, FHLMC COLL, LIQ: FHLB, 0.210%, 03/07/12	27,790
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
93,074	Series M017, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.210%, 03/07/12	93,074
18,727	Series M019, Class A, Rev., VRDO, FHLMC, 0.210%, 03/07/12	18,727
24,691	Series M020, Class A, Rev., VRDO, FHLMC, 0.210%, 03/07/12	24,691
19,460	Series M023, Class A, Rev., VRDO, FHLMC, 0.210%, 03/07/12	19,460
18,970	Series M024, Class A, Rev., VRDO, LIQ: FHLMC, 0.210%, 03/07/12	18,970
23,030	Series M025, Class A, Rev., VRDO, LIQ: FHLMC, 0.200%, 03/07/12	23,030
	Puttable Floating Option Tax-Exempt Receipts,
50,890	Series MT-389, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.420%, 03/07/12	50,890
25,935	Series MT-636, Rev., VRDO, LIQ: Bank of America N.A., 0.420%, 03/07/12 (e)	25,935
38,620	Series PPT-34, Class A, FHLMC, LIQ: FHLMC, 0.410%, 03/07/12	38,620
68,655	Series PPT-1001, Class C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.420%, 03/07/12	68,655
84,595	Series PPT-1006, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.490%, 03/07/12	84,595
95,000	Series PPT-1008, Class A, GO, VRDO, FHLMC, LIQ: FHLMC, 0.420%, 03/07/12	95,000
11,250	Series PT-4704, Rev., VRDO, LIQ: Bank of America N.A., 0.290%, 03/07/12 (e)	11,250
25,610	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., LIQ: FHLMC, 0.450%, 03/07/12	25,610
6,430	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.220%, 03/07/12	6,430

		812,982

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Pennsylvania — 2.9%
50,750	Allegheny County Higher Education Building Authority, Carnegie Mellon University, Rev., VRDO, 0.120%, 03/01/12	50,750
	Bucks County IDA, Grand View Hospital,
12,700	Series A, Rev., VRDO, LOC: TD Bank N.A., 0.120%, 03/07/12	12,700
8,105	Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.140%, 03/07/12	8,105
31,000	Dallastown Area School District, Series A, GO, 1.510%, 03/30/12	31,036
1,900	Delaware County IDA, United Parcel Service Project, Rev., VRDO, 0.130%, 03/01/12	1,900
	Deutsche Bank Spears/Lifers Trust Various States,
12,015	Series DB-247, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.200%, 03/07/12	12,015
34,760	Series DB-469, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.280%, 03/07/12	34,760
11,700	Doylestown Hospital Authority, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.140%, 03/07/12	11,700
8,020	Lancaster County Hospital Authority, Health Systems, Lancaster General Hospital, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 03/01/12	8,020
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project,
4,810	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/07/12	4,810
2,205	Series A-T2, Rev., VRDO, LIQ: FNMA, 0.160%, 03/07/12	2,205
16,880	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/07/12	16,880
21,530	Pennsylvania Economic Development Financing Authority, MERLOTS, Series F01, Rev., VRDO, 0.140%, 03/07/12	21,530
80,660	Pennsylvania Higher Educational Facilties Authority, Series DBE-1021, Rev., VRDO, LIQ: Deutsche Bank AG, 0.250%, 03/07/12 (e)	80,660
1,835	Pennsylvania Housing Finance Agency, MERLOTS, Series C-32, Rev., VRDO, 0.140%, 03/07/12	1,835
18,120	Pennsylvania Housing Finance Agency, Rental Housing, Series D, Rev., VRDO, 0.230%, 03/07/12	18,120
15,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 85-B, Rev., VRDO, 0.120%, 03/07/12	15,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pennsylvania — Continued
42,870	Pennsylvania Housing Finance Agency, Single-Family Mortgage, Series 92-B, Rev., VRDO, AMT, 0.160%, 03/07/12	42,870
35,265	Pennsylvania Turnpike Commission, Series ROCS-RR-II-R-12259, Rev., VRDO, BHAC-CR, AMBAC, 0.140%, 03/01/12 (e)	35,265
10,400	Philadelphia Authority for Industrial Development, Regional Performing Arts Center Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.130%, 03/07/12	10,400
30,100	Philadelphia Redevelopment Authority, Series DB-134, Rev., VRDO, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	30,100
	RBC Municipal Products, Inc. Trust, Floater Certificates,
19,600	Series E-15, Rev., VRDO, LIQ: Royal Bank of Canada, 0.170%, 03/07/12 (e)	19,600
29,500	Series E-16, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.160%, 03/07/12 (e)	29,500
19,900	Series E-22, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.160%, 03/07/12 (e)	19,900
14,000	State Public School Building Authority, Series 1479, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.260%, 03/07/12	14,000
14,110	Wells Fargo Stage Trust, Series 2008-1C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	14,110

		547,771

	Rhode Island — 0.4%
14,590	Narragansett Bay Commission Wastewater Systems, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.150%, 03/07/12	14,590
9,275	Puttable Floating Option Tax-Exempt Receipts, Series PT-4670, Rev., VRDO, LIQ: Bank of America N.A., 0.330%, 03/07/12 (e)	9,275
2,010	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VRDO, LOC: Bank of America N.A., 0.530%, 03/07/12	2,010
	Rhode Island Health & Educational Building Corp., Rhode Island School of Design,
10,700	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/12	10,700
6,650	Series B, Rev., VRDO, LOC: TD Bank N.A., 0.160%, 03/07/12	6,650
7,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.200%, 03/07/12	7,000

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	51

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Rhode Island— Continued
22,840	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.200%, 03/07/12	22,840
2,850	Rhode Island Industrial Facilities Corp., ExxonMobil Project, Rev., VRDO, 0.120%, 03/01/12	2,850

		75,915

	South Carolina — 0.6%
14,500	Charleston County, Hospital Facilities, Carealliance Health, Series B-2, Rev., VRDO, AGM, LOC: Wells Fargo Bank N.A., 0.150%, 03/01/12	14,500
15,075	Charleston Educational Excellence Finance Corp., Series ROCS-RR-II-R-481X, Rev., VRDO, AGC-IGC, LIQ: Citibank N.A., 0.180%, 03/07/12	15,075
3,000	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/07/12	3,000
12,015	City of North Charleston, Public Facilities Convention, COP, VRDO, LOC: Bank of America N.A., 0.140%, 03/07/12	12,015
30,660	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	30,660
23,590	South Carolina Educational Facilities Authority, Furman University, Series B, Rev., VRDO, 0.150%, 03/01/12	23,590
800	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank of America N.A., 0.480%, 03/07/12	800
1,350	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VRDO, LOC: Bank of America N.A., 0.480%, 03/07/12	1,350
3,365	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 0.930%, 03/07/12	3,365
10,000	South Carolina State Public Service Authority, EAGLE, Series 2006-0007, Class A, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.160%, 03/07/12	10,000

		114,355

	South Dakota — 0.6%
13,210	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-1018, Rev., VRDO, LIQ: Deutsche Bank AG, 0.210%, 03/07/12 (e)	13,210

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	South Dakota — Continued
	South Dakota Housing Development Authority, Home Ownership Mortgage,
13,870	Series A, Rev., VRDO, 0.120%, 03/07/12	13,870
12,000	Series C, Rev., VRDO, AMT, 0.180%, 03/07/12	12,000
19,200	Series C-1, Rev., VRDO, 0.260%, 03/07/12	19,200
12,900	Series C-2, Rev., VRDO, 0.220%, 03/07/12	12,900
10,300	Series D, Rev., VRDO, 0.180%, 03/07/12	10,300
5,000	Series F, Rev., VRDO, 0.260%, 03/07/12	5,000
22,750	Series G, Rev., VRDO, 0.210%, 03/07/12	22,750

		109,230

	Tennessee — 1.2%
27,565	Clarksville Public Building Authority, Metropolitan Government Nashville & Davidson, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/01/12	27,565
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund,
11,435	Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/01/12	11,435
8,400	Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/01/12	8,400
2,250	Rev., VRDO, 0.310%, 03/07/12	2,250
14,675	Memphis Health Educational & Housing Facility Board, Multi-Family Housing, Watergrove Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.160%, 03/07/12	14,675
6,205	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Vanderbilt University, Series A, Rev., VRDO, 0.110%, 03/07/12	6,205
18,280	Metropolitan Government Nashville & Davidson County, Industrial Development Board, YMCA Project, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/12	18,280
	Montgomery County Public Building Authority, Tennessee County Loan Pool,
5,060	Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/07/12	5,060
13,420	Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/01/12	13,420
27,450	Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/01/12	27,450
2,985	Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/01/12	2,985
4,735	Sevier County Public Building Authority, Local Government Public Improvement, Series M-1, Rev., VRDO, 0.310%, 03/07/12	4,735

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Tennessee — Continued
4,425	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 03/07/12	4,425
67,585	Shelby County, Public Improvement School, Series B, GO, VRDO, 0.150%, 03/07/12	67,585

		214,470

	Texas — 6.9%
	Austin Trust Various States,
5,605	Series 2008-3023X, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.260%, 03/07/12	5,605
9,335	Series 2008-3315, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.260%, 03/07/12 (e)	9,335
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	9,100
40,000	City of Houston, First Lien, Series B1, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/07/12	40,000
64,665	City of Houston, MERLOTS, Series B17, Rev., VRDO, NATL-RE, 0.140%, 03/07/12 (e)	64,665
50,180	Crawford Education Facilities Corp., Houston Baptist University, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/12	50,180
11,600	Dallas Performing Arts Cultural Facilities Corp., Dallas Center Foundation Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/01/12	11,600
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.150%, 03/07/12	5,000
	Deutsche Bank Spears/Lifers Trust Various States,
5	Series DB-456, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	5
31,000	Series DB-513, GO, VRDO, PSF-GTD, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	31,000
65,265	Series DB-515, Rev., VRDO, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	65,265
22,490	Series DB-597, GO, VRDO, PSF-GTD, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	22,490
41,120	Series DB-602, Rev., VRDO, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	41,120
90,060	Series DB-620, Rev., VRDO, AGC, LIQ: Deutsche Bank AG, 0.260%, 03/07/12	90,060
10,965	Series DB-638, Rev., VRDO, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	10,965

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — Continued
27,955	Series DBE-526, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.260%, 03/07/12	27,955
10,695	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	10,695
15,765	Eclipse Funding Trust, Solar Eclipse, Houston, Series 2007-0033, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	15,765
19,155	Eclipse Funding Trust, Solar Eclipse, Texas, Series 2006-0088, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.140%, 03/07/12	19,155
9,935	Eclipse Funding Trust, Solar Eclipse, Waco, Series 2007-0040, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	9,935
24,466	Garland Health Facilities Development Corp., Chambrel Club Hill, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/07/12	24,466
50,600	Harris County Flood Control District, Series ROCS-RR-II-R-10396, GO, VRDO, 0.130%, 03/07/12 (e)	50,600
30,000	Harris County, EAGLE, Series 2007-0078, Class A, Rev., VRDO, BHAC-CR, NATL-RE, LIQ: Citibank N.A., 0.160%, 03/07/12	30,000
11,495	Judson Independent School District, Series ROCS-RR-II-R-11521, GO, VRDO, AGC, LIQ: Citibank N.A., 0.190%, 03/07/12	11,495
24,445	Mansfield Independent School District, MERLOTS, Series B11, GO, VRDO, PSF-GTD, 0.140%, 03/07/12	24,445
8,500	North Texas Higher Education Authority, Series A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.260%, 03/07/12	8,500
600	Port of Port Arthur Navigation District, Fina Oil & Chemical Co. Project, Rev., VRDO, 0.250%, 03/07/12	600
15,335	Puttable Floating Option Tax-Exempt Receipts, Series MT-635, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.420%, 03/07/12 (e)	15,335
20,000	RBC Municipal Products, Inc. Trust, Floater Certificates, Series E-14, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.160%, 03/07/12 (e)	20,000
8,600	Southeast Texas Housing Finance Corp.,Wyndham Park Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/07/12	8,600

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	53

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Texas — Continued
525,000	State of Texas, Series A, Rev., TRAN, 2.500%, 08/30/12	530,831
9,875	Tarrant County Cultural Education Facilities Finance Corp., Series 1760, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.260%, 03/07/12	9,875
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 03/07/12	8,700
9,450	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading Pond Apartments, Senior, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 03/07/12	9,450
970	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 03/07/12	970

		1,293,762

	Utah — 1.6%
74,000	Central Utah Water Conservancy District, Series A, Rev., VRDO, 0.180%, 03/07/12	74,000
25,000	Emery County, Pacific Corp., Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.140%, 03/07/12	25,000
10,080	Park City, U.S. Ski & Snowboard Association, Series U, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/07/12	10,080
9,575	Salt Lake City, Valley Mental Health Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/07/12	9,575
	Utah Housing Corp., Single Family Mortgage,
13,200	Series A, Class I, Rev., VRDO, 0.140%, 03/07/12	13,200
4,825	Series A, Class I, Rev., VRDO, 0.160%, 03/07/12	4,825
18,620	Series B, Class I, Rev., VRDO, 0.140%, 03/07/12	18,620
6,350	Series E-1, Class I, Rev., VRDO, 0.160%, 03/07/12	6,350
10,815	Series I, Rev., VRDO, 0.170%, 03/07/12	10,815
	Utah Housing Finance Agency, Single Family Mortgage,
2,870	Series C-1, Class I, Rev., VRDO, 0.170%, 03/07/12	2,870
7,335	Series D-1, Rev., VRDO, AMT, 0.160%, 03/07/12	7,335
7,455	Series E-1, Rev., VRDO, AMT, 0.160%, 03/07/12	7,455

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utah — Continued
6,335	Series F-2, Class I, Rev., VRDO, 0.190%, 03/07/12	6,335
62,570	Utah Transit Authority, Subseries A, Rev., VRDO, LOC: BNP Paribas, 0.130%, 03/01/12	62,570
13,500	Utah Transit Authority, Sales Tax Revenue, Series 3006, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.260%, 03/07/12 (e)	13,500
11,850	Washington County-St. George Interlocal Agency, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 03/07/12	11,850
6,000	Weber County, IHC Health Care Services, Series A, Rev., VRDO, 0.140%, 03/01/12	6,000

		290,380

	Vermont — 0.1%
15,475	University of Vermont & State Agricultural College, EAGLE, Series 2006-0086, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.170%, 03/07/12	15,475
8,345	Vermont Educational & Health Buildings Financing Agency, Norwich University Project, Rev., VRDO, LOC: TD Bank N.A., 0.120%, 03/07/12	8,345

		23,820

	Virginia — 1.0%
5,045	City of Alexandria IDA, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/07/12	5,045
34,025	Clarke County IDA, Winchester Medical Center Inc., Rev., VRDO, AGM, 0.190%, 03/07/12	34,025
4,300	Fairfax County EDA, Public Broadcasting Services Project, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/07/12	4,300
24,155	Fairfax County EDA, The Lorton Arts Foundation Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/07/12	24,155
12,000	Harrisonburg Redevelopment & Housing Authority, Multi-family Housing, Series MT-323, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.290%, 03/07/12	12,000
16,685	James City County EDA, United Methodist Homes, Series C, Rev., VRDO, LOC: Lasalle Bank N.A., 0.240%, 03/07/12	16,685
9,500	James City County IDA, Housing Chambrel Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/07/12	9,500
12,675	Smyth County IDA, Series D, Rev., VRDO, LOC: Mizhuo Corporate Bank, 0.100%, 03/07/12	12,675

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Virginia — Continued
3,745	Virginia College Building Authority, 21st Century College, Series C, Rev., VRDO, 0.150%, 03/01/12	3,745
34,865	Virginia College Building Authority, University of Richmond Project, Rev., VRDO, 0.150%, 03/01/12	34,865
25,000	Virginia Commonwealth University Health System Authority, Series A, Rev., VRDO, AMBAC, LOC: Wachovia Bank N.A., 0.150%, 03/01/12	25,000
13,385	Virginia Small Business Financing Authority, Virginia State University Real Estate, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 03/01/12	13,385

		195,380

	Washington — 2.2%
8,915	Eagle Tax-Exempt Trust, Series 2009-0049, Class A, Rev., VRDO, AGM-CR, NATL-RE, LIQ: Citibank N.A., 0.160%, 03/07/12 (e)	8,915
35,810	Eclipse Funding Trust, Solar Eclipse, Port Seattle, Series 2006-0063, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.140%, 03/07/12 (e)	35,810
10,640	Eclipse Funding Trust, Solar Eclipse, Washington, Series 2006-0009, GO, VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	10,640
144,825	Port of Seattle, Sub Lien, Rev., VRDO, AMT, LOC: Landesbank Hessen-Thuringen, 0.240%, 03/07/12	144,825
900	Port of Tacoma, Sub Lien, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/12	900
695	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.160%, 03/07/12	695
39,400	State of Washington, Series VR-96A, GO, VRDO, 0.120%, 03/07/12	39,400
	State of Washington, MERLOTS,
21,390	Series B-22, GO, VRDO, AGM, 0.140%, 03/07/12	21,390
28,920	Series B-22, GO, VRDO, FGIC, MBIA, 0.140%, 03/07/12	28,920
4,700	Washington Economic Development Finance Authority, Novelty Hill Properties LLC, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.240%, 03/07/12	4,700

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Washington — Continued
11,000	Washington Health Care Facilities Authority, Multicare Health System, Series C, Rev., VRDO, LOC: Barclays Bank plc, 0.100%, 03/07/12	11,000
4,300	Washington State Housing Finance Commission, Bush School Project, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/07/12	4,300
2,935	Washington State Housing Finance Commission, Franke Tobey Jones Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/07/12	2,935
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Living Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.160%, 03/07/12	2,545
275	Washington State Housing Finance Commission, Multi-Family Housing, JATC Educational Development Trust Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.090%, 03/01/12	275
13,600	Washington State Housing Finance Commission, Multi-Family Housing, Mallard Lakes Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/07/12	13,600
16,500	Washington State Housing Finance Commission, Multi-Family Housing, Non AMT, Non ACE, Willow Tree, Rev., VRDO, FHLMC, LOC: Bank of America N.A., 0.210%, 03/07/12	16,500
8,300	Washington State Housing Finance Commission, Seattle County Day School, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/07/12	8,300
11,875	Washington State Housing Finance Commission, Single Family Housing, Single Family Program, Series 1A, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.150%, 03/07/12	11,875
4,640	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 03/07/12	4,640
13,165	Washington State Housing Finance Commission, YMCA Snohomish County Project, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/01/12	13,165
20,425	Wells Fargo Stage Trust, Series 35-C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.170%, 03/07/12 (e)	20,425

		405,755

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	55

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	West Virginia — 0.1%
19,220	Eclipse Funding Trust, Solar Eclipse, West Virginia, Series 2006-0132, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	19,220

	Wisconsin — 2.0%
115,000	City of Milwaukee, Rev., RAN, 1.500%, 06/27/12	115,468
19,260	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-1019, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.210%, 03/07/12 (e)	19,260
10,000	State of Wisconsin, Rev., 2.000%, 06/15/12	10,050
19,940	Wells Fargo Stage Trust, Series 2009-10C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	19,940
	Wisconsin Health & Educational Facilities Authority, Foedtert & Community Health,
14,900	Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.100%, 03/07/12	14,900
2,000	Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.150%, 03/01/12	2,000
76,650	Wisconsin Health & Educational Facilities Authority, Hospital Sister’s Services, Inc., Series B-1, Rev., VRDO, AGM, 0.150%, 03/07/12	76,650
	Wisconsin Housing & EDA,
6,435	Series A, Rev., VRDO, 0.120%, 03/07/12	6,435
6,920	Series A, Rev., VRDO, 0.120%, 03/07/12	6,920
14,920	Series A, Rev., VRDO, 0.120%, 03/07/12	14,920
60,400	Series D, Rev., VRDO, 0.190%, 03/07/12	60,400
27,980	Series E, Rev., VRDO, AMT, 1.000%, 03/07/12	27,980

		374,923

	Wyoming — 0.1%
1,600	Lincoln County, PCR, Exxon Project, Series B, Rev., VRDO, 0.080%, 03/01/12	1,600
12,600	Platte County, PCR, Series A, Rev., VRDO, LOC: National Rural Utility Financing, 0.160%, 03/01/12	12,600

		14,200

	Total Municipal Bonds (Cost $17,346,843)	17,346,843

Municipal Commercial Paper — 1.7% (n)
	Arizona — 0.1%
18,800	Phoenix Civic Improvement Corp., 0.150%, 03/05/12	18,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — 0.5%
	California Statewide Communities Development Authority,
15,865	0.260%, 07/16/12	15,865
35,000	0.270%, 11/01/12	35,000
22,500	Series 9B-1, 0.360%, 03/05/12	22,500
27,000	Series B-5, 0.260%, 07/05/12	27,000

		100,365

	District of Columbia — 0.2%
41,000	District of Columbia, 0.120%, 03/01/12	41,000

	Florida — 0.4%
25,000	Alachua County Health Facilities Authority, 0.120%, 03/01/12	25,000
40,000	Gainesville Utility Systems, 0.320%, 05/01/12	40,000

		65,000

	Maryland — 0.2%
37,600	Maryland Health & Higher Educational Facilities Authority, 0.150%, 03/01/12	37,600

	Texas — 0.3%
61,800	City of San Antonio, Electric & Gas Systems, 0.150%, 03/01/12	61,800

	Total Municipal Commercial Paper (Cost $324,565)	324,565

SHARES
Variable Rate Demand Preferred Shares — 5.6%
45,000	BlackRock MuniHoldings Investment Quality Fund, Inc., LIQ: Bank of America N.A., 0.360%, 03/07/12 # (e)	45,000
29,100	BlackRock MuniIncome Investment Trust, Inc., LIQ: Citibank N.A., 0.310%, 03/07/12 # (e)	29,100
6,200	BlackRock MuniYield Arizona Fund, Inc., LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	6,200
15,000	BlackRock MuniYield California Fund, Inc., LIQ: Citibank N.A., 0.280%, 03/07/12 # (e)	15,000
15,200	BlackRock MuniYield Investment Fund, Inc., LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	15,200
	BlackRock MuniYield New Jersey Quality Fund, Inc. # (e)
16,000	LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	16,000
25,000	LIQ: Bank of America N.A., 0.360%, 03/07/12 # (e)	25,000
	BlackRock MuniYield New York Quality Fund, Inc.
33,000	LIQ: Citibank N.A., 0.280%, 03/07/12 # (e)	33,000
49,700	LIQ: Morgan Stanley Bank, 0.310%, 03/07/12 # (e)	49,700

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Variable Rate Demand Preferred Shares — Continued
	BlackRock MuniYield Quality Fund III, Inc.
58,200	LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	58,200
43,200	LIQ: Morgan Stanley Bank, 0.310%, 03/07/12 # (e)	43,200
66,200	Nuveen California Dividend Advantage Municipal Fund, LIQ: Morgan Stanley Bank, 0.310%, 03/07/12 # (e)	66,200
20,000	Nuveen California Quality Income Fund, LIQ: Citibank N.A., 0.280%, 03/07/12 # (e)	20,000
26,000	Nuveen California Select Quality Municipal Fund, Inc., LIQ: Citibank N.A., 0.280%, 03/07/12 # (e)	26,000
14,100	Nuveen Insured California Dividend Advantage Municipal Fund, LIQ: Morgan Stanley Bank, 0.310%, 03/07/12 # (e)	14,100
20,000	Nuveen Insured California Premium Income Municipal Fund II, Inc., 0.280%, 03/07/12 # (e)	20,000
143,800	Nuveen Insured Municipal Opportunity Fund, Inc., LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	143,800
80,300	Nuveen Investment Quality Municipal Fund, Inc., LIQ: Barclays Bank plc, 0.310%, 03/07/12 # (e)	80,300
94,500	Nuveen Municipal Market Opportunity Fund, Inc., LIQ: Deutsche Bank AG, 0.330%, 03/07/12 # (e)	94,500

SHARES	SECURITY DESCRIPTION	VALUE($)

25,000	Nuveen New Jersey Investment Quality Municipal Fund, LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	25,000
31,000	Nuveen New York Select Quality Municipal Fund, Inc., LIQ: Citibank N.A., 0.280%, 03/07/12 # (e)	31,000
17,500	Nuveen Pennsylvania Investment Quality Municipal Fund, LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	17,500
96,700	Nuveen Premier Municipal Income Fund, Inc., LIQ: Barclays Bank plc, 0.310%, 03/07/12 # (e)	96,700
40,000	Nuveen Premium Income Municipal Fund II, LIQ: Barclays Bank plc, 0.310%, 03/07/12 # (e)	40,000
35,000	Nuveen Select Quality Municipal Fund, Inc., LIQ: Barclays Bank plc, 0.310%, 03/07/12 # (e)	35,000

	Total Variable Rate Demand Preferred Shares (Cost $1,045,700)	1,045,700

	Total Investments — 100.0% (Cost $18,717,108)*	18,717,108
	Liabilities in Excess of Other Assets — 0.0% (g)	(4,535)

	NET ASSETS — 100.0%	$18,712,573

Percentages indicated are based on net assets.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	57

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Commercial Paper — 3.6% (n)
	Florida — 0.7%
22,000	Gainesville Utility Systems, 0.320%, 05/01/12	22,000

	Indiana — 1.8%
58,000	Indiana Development Finance Authority, 0.380%, 03/20/12	58,000

	Massachusetts — 1.1%
34,000	Massachusetts Water Resources Authority, 0.310%, 05/17/12	34,000

	Total Commercial Paper (Cost $114,000)	114,000

Daily Demand Notes — 8.7%
	California — 0.2%
7,150	Los Angeles County Metropolitan Transportation Authority, Second Senior, Series A2, Rev., VRDO, 0.100%, 03/01/12	7,150

	Michigan — 5.2%
800	Farmington Hills Hospital Finance Authority, Botsford Obligated, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.150%, 03/01/12	800
2,000	Michigan State Hospital Finance Authority, Crittenton Hospital, Series A, Rev., VRDO, LOC: Comerica Bank, 0.160%, 03/01/12	2,000
2,040	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.180%, 03/01/12	2,040
	Michigan State Housing Development Authority, Rental Housing,
67,010	Series A, Rev., VRDO, AMT, AGM, 0.500%, 03/01/12	67,010
33,175	Series A, Rev., VRDO, AMT, AGM, 0.500%, 03/01/12	33,175
59,065	Series C, Rev., VRDO, AMT, AGM, 0.500%, 03/01/12	59,065
250	University of Michigan, Hospital, Series A-2, Rev., VRDO, 0.130%, 03/01/12	250

		164,340

	Missouri — 0.2%
7,400	Missouri Development Finance Board, Kauffman Center for the Performing Arts, Series A, Rev., VRDO, 0.250%, 03/01/12	7,400

	New York — 0.8%
	New York City, Fiscal 2008,
10,000	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/01/12	10,000
1,150	Subseries J-8, GO, VRDO, 0.210%, 03/01/12	1,150

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
12,900	New York Mortgage Agency, Homeowner Mortgage, Series 135, Rev., VRDO, AMT, 0.130%, 03/01/12	12,900

		24,050

	Ohio — 0.3%
1,700	County of Cuyahoga, Cleveland Clinic, Subseries B1, Rev., VRDO, 0.120%, 03/01/12	1,700
	Montgomery County, Miami Valley Hospital,
750	Series B, Rev., VRDO, 0.100%, 03/01/12	750
3,735	Series C, Rev., VRDO, 0.100%, 03/01/12	3,735
	Ohio State Higher Educational Facility Commission, Case Western Reserve,
630	Series A, Rev., VRDO, 0.170%, 03/01/12	630
2,355	Series A, Rev., VRDO, 0.170%, 03/01/12	2,355
500	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/01/12	500

		9,670

	Oklahoma — 0.2%
6,500	Oklahoma State Capital Improvement Authority, Higher Education, Series D2, Rev., VRDO, 0.250%, 03/01/12	6,500

	Pennsylvania — 0.1%
2,800	Pennsylvania Turnpike Commission, Series ROCS-RR-II-R-12259, Rev., VRDO, BHAC-CR, AMBAC, 0.140%, 03/01/12 (e)	2,800

	South Carolina — 0.3%
8,100	South Carolina Educational Facilities Authority, Furman University, Series B, Rev., VRDO, 0.150%, 03/01/12	8,100

	Tennessee — 1.1%
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund,
18,305	Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/01/12	18,305
14,750	Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/01/12	14,750

		33,055

	Washington — 0.3%
10,400	Washington Health Care Facilities Authority, Multicare Health Systems, Series D, Rev., VRDO, LOC: Barclays Bank plc, 0.120%, 03/01/12	10,400

	Total Daily Demand Notes (Cost $273,465)	273,465

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 6.5%
	California — 1.6%
49,600	Abag Finance Authority for Nonprofit Corps., Multi-Family Housing, Paragon Apartments, Rev., VAR, 5.125%, 04/01/12 (p)	49,791

	Massachusetts — 0.2%
5,383	Town of Saugus, GO, BAN, 1.500%, 11/15/12	5,423

	New Jersey — 2.3%
50,182	Township of Monroe, Middlesex County, GO, BAN, 1.500%, 08/07/12	50,389
20,645	Township of South Orange Village, Series A, GO, BAN, 2.000%, 01/30/13	20,928

		71,317

	New York — 1.9%
14,880	Altmar-Parish-Williamstown Central School District, GO, BAN, 1.750%, 07/13/12	14,921
17,792	Ausable Valley Central School District, Series F, GO, BAN, 1.500%, 06/08/12	17,828
10,850	Downsville Central School District, GO, BAN, 1.750%, 06/29/12	10,885
6,250	East Islip Union Free School District, GO, TAN, 1.500%, 06/29/12	6,263
15	Ilion Central School District, GO, BAN, 1.350%, 06/29/12	15
11,730	South Jefferson Central School District, GO, BAN, 2.000%, 06/22/12	11,761

		61,673

	Ohio — 0.5%
16,000	City of Marysville, Waste Water Treatment System, GO, 1.125%, 05/31/12	16,019

	Total Municipal Bonds (Cost $204,223)	204,223

Weekly Demand Notes — 72.5%
	Alaska — 0.5%
16,790	Deutsche Bank Spears/Lifers Trust Various States, Series DB-507, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.260%, 03/07/12	16,790

	Arizona — 0.7%
20,400	Puttable Floating Option Tax-Exempt Receipts, Series PT-4605, Rev., VRDO, LIQ: PB Capital Corp., 0.360%, 03/07/12	20,400

	California — 3.9%
15,000	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.160%, 03/07/12	15,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
	Deutsche Bank Spears/Lifers Trust Various States,
20,000	Series DB-479, Rev., VRDO, AGM-CR, AMBAC, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	20,000
4,700	Series DBE-1011, Rev., VRDO, LIQ: Deutsche Bank AG, 0.260%, 03/07/12 (e)	4,700
	Puttable Floating Option Tax-Exempt Receipts,
6,835	Series PT-4720, Rev., VRDO, LIQ: FHLMC, 0.380%, 03/07/12 (e)	6,835
5,500	Series PT-4721, Rev., VRDO, LIQ: FHLMC, 0.380%, 03/07/12 (e)	5,500
33,850	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.560%, 03/07/12	33,850
	Wells Fargo Stage Trust, Floater Certificates,
15,885	Series 15-C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.210%, 03/07/12 (e)	15,885
21,220	Series 49C, GO, VRDO, AGC, LIQ: Wells Fargo Bank N.A., 0.210%, 03/07/12 (e)	21,220

		122,990

	Colorado — 3.6%
	Colorado Housing & Finance Authority, Single Family Mortgage,
20,100	Series A-2, Class I, Rev., VRDO, AMT, 0.150%, 03/07/12	20,100
25,000	Series B-2, Class I, Rev., VRDO, AMT, 0.150%, 03/07/12	25,000
	Denver City & County, Airport,
7,500	Series C, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.240%, 03/07/12	7,500
13,200	Series F, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.240%, 03/07/12	13,200
	Deutsche Bank Spears/Lifers Trust Various States,
18,200	Series DB-467, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	18,200
7,970	Series DBE-510, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	7,970
21,205	Series DBE-647, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	21,205

		113,175

	Delaware — 0.2%
5,225	Delaware State Housing Authority, MERLOTS, Rev., VRDO, 0.440%, 03/07/12	5,225

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	59

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	District of Columbia — 0.4%
13,150	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-1006, Rev., VRDO, LIQ: Deutsche Bank AG, 0.260%, 03/07/12 (e)	13,150

	Florida — 4.5%
17,800	Collier County IDA, Allete, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.200%, 03/07/12	17,800
	Deutsche Bank Spears/Lifers Trust Various States,
6,270	Series DB-547, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	6,270
5,645	Series DB-563, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	5,645
25,000	Series DB-642, Rev., VRDO, AGC, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	25,000
16,145	Series DBE-530, COP, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	16,145
15,775	Florida Housing Finance Corp., Boynton Bay Apartments, Multi-Family Housing, Rev., VRDO, LOC: Citibank N.A., 0.200%, 03/07/12	15,775
6,905	Manatee County Housing Finance Authority, Centre Court Apartments Project, Series A, Rev., VRDO, LOC: Suntrust Bank, 0.160%, 03/07/12	6,905
13,460	Orlando Utilities Commission, Window, Series A, Rev., VRDO, 0.270%, 09/26/12 (i)	13,460
4,155	Palm Beach County Housing Development Corp., Multi-Family Housing, Caribbean Villas, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 03/07/12	4,155
7,705	Palm Beach County, Flight Safety Project, Rev., VRDO, 0.150%, 03/07/12	7,705
10,500	Pinellas County Health Facilities Authority, Health System Baycare, Series B-2, Rev., VRDO, AGM, 0.210%, 03/07/12	10,500
11,270	Sumter County IDA, American Cement Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.430%, 03/07/12	11,270

		140,630

	Georgia — 1.2%
30,025	Fulton County Development Authority, FlightSafety International, Inc. Project, Series B, Rev., VRDO, 0.150%, 03/07/12	30,025
8,045	Lehman Municipal Trust Receipts, Various States, Gwinnett County Housing, Series 06-K72, Rev., VRDO, FNMA, LIQ: Citibank N.A., 0.220%, 03/07/12	8,045

		38,070

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Idaho — 0.9%
28,750	Idaho Housing & Finance Association, Single Family Mortgage, Series G-1, Class I, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.210%, 03/07/12	28,750

	Illinois — 3.6%
	Deutsche Bank Spears/Lifers Trust Various States,
31,100	Series DB-476, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	31,100
31,420	Series DBE-1017, Rev., VRDO, LIQ: Deutsche Bank AG, 0.210%, 03/07/12 (e)	31,420
10,000	Illinois Finance Authority, 700 Hickory Hills Drive LLC, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/12	10,000
10,000	Illinois State Toll Highway Authority, Series B, Rev., VRDO, AGM, 0.260%, 03/07/12	10,000
18,375	Puttable Floating Option Tax-Exempt Receipts, Series PT-4702, Rev., VRDO, LIQ: Bank of America N.A., 0.420%, 03/07/12 (e)	18,375
4,800	Village of Carol Stream, Multi-Family Housing, St. Charles Square, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/07/12	4,800
830	Will & Kankakee Counties Regional Development Authority, JRS Realty Association LLC Project, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.200%, 03/07/12	830
7,300	Will County, BASF Corp. Project, Rev., VRDO, 0.290%, 03/07/12	7,300

		113,825

	Indiana — 0.3%
4,100	Indiana Finance Authority, Four-Leaf Clover Dairy LLC, Rev., VRDO, LOC: Lasalle Bank N.A., 0.530%, 03/07/12	4,100
4,910	Indiana Finance Authority, Parkview Health System, Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.110%, 03/07/12	4,910

		9,010

	Kansas — 1.0%
26,000	City of Wichita, FlightSafety, Rev., VRDO, 0.150%, 03/07/12	26,000
4,205	City of Wichita, FlightSafety International, Inc., Rev., VRDO, 0.150%, 03/07/12	4,205

		30,205

	Kentucky — 1.0%
	Kenton County Airport Board, Flight Safety International, Inc.,
17,900	Series A, Rev., VRDO, 0.150%, 03/07/12	17,900

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Kentucky — Continued
4,400	Series A, Rev., VRDO, 0.150%, 03/07/12	4,400
9,730	Puttable Floating Option Tax-Exempt Receipts, Series PT-4710, Rev., VRDO, LIQ: Bank of America N.A., 0.360%, 03/07/12 (e)	9,730

		32,030

	Louisiana — 0.3%
4,600	Ascension Parish, BASF Corp. Project, Rev., VRDO, 0.290%, 03/07/12	4,600
4,730	East Baton Rouge Parish Industrial Development Board, Inc., Georgia-Pacific Corp. Project, Rev., VRDO, LOC: BNP Paribas, 1.100%, 03/07/12	4,730

		9,330

	Maine — 0.6%
17,700	Maine State Housing Authority, Series G, Rev., VRDO, AMT, 0.200%, 03/07/12	17,700

	Maryland — 0.7%
5,290	Austin Trust, Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 0.330%, 03/07/12	5,290
15,645	Wells Fargo Stage Trust, Multi-Family Housing, Series 32-C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.220%, 03/07/12 (e)	15,645

		20,935

	Massachusetts — 1.7%
16,050	Massachusetts Bay Transportation Authority, Series A, Rev., VRDO, 0.250%, 09/26/12 (i)	16,050
23,865	Massachusetts Housing Finance Agency, Series 2970, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.360%, 03/07/12 (e)	23,865
14,500	University of Massachusetts Building Authority, Senior, Series 2, Rev., VRDO, 0.250%, 09/26/12 (i)	14,500

		54,415

	Michigan — 6.9%
4,100	Austin Trust, Various States, Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.290%, 03/07/12	4,100
	Detroit City School District,
10,000	Series ROCS-RR-II-R-11784, GO, VRDO, AGM, Q-SBLF, LIQ: Citibank N.A., 0.310%, 03/07/12 (e)	10,000
3,675	Series ROCS-RR-II-R-12251, GO, VRDO, BHAC-CR, AGM-CR, FGIC, Q-SBLF, 0.310%, 03/07/12 (e)	3,675

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — Continued
900	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-1010, Rev., VRDO, LIQ: Deutsche Bank AG, 0.260%, 03/07/12 (e)	900
9,665	Holt Public Schools, GO, VRDO, Q-SBLF, 0.260%, 03/07/12	9,665
10,960	Michigan Higher Education Facilities Authority, Law School Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 03/07/12	10,960
4,400	Michigan State Hospital Finance Authority, Series ROCS-RR-II-R-11869, Rev., VRDO, LIQ: Citibank N.A., 0.190%, 03/07/12 (e)	4,400
	Michigan State Hospital Finance Authority, Ascension Health Senior Credit,
1,000	Rev., VRDO, 0.250%, 09/26/12 (i)	1,000
10,000	Rev., VRDO, 0.250%, 09/26/12 (i)	10,000
11,200	Rev., VRDO, 0.250%, 09/26/12 (i)	11,200
10,900	Michigan State Housing Development Authority, Multi-Family Housing, Series C, Rev., VRDO, AMT, 0.140%, 03/07/12	10,900
5,000	Michigan State Housing Development Authority, Rental Housing, Series C, Rev., VRDO, AMT, 0.130%, 03/07/12	5,000
	Michigan State Housing Development Authority, Single Family Housing,
3,220	Series B, Rev., VRDO, AMT, LOC: FNMA, 0.150%, 03/07/12	3,220
21,500	Series C, Rev., VRDO, 0.160%, 03/07/12	21,500
33,000	Series D, Rev., VRDO, AMT, 0.160%, 03/07/12	33,000
230	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.260%, 03/07/12	230
2,450	Oakland County Economic Development Corp., Exhibit Enterprises, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.260%, 03/07/12	2,450
	Puttable Floating Option Tax-Exempt Receipts,
10,860	Series MT-617, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.790%, 03/07/12	10,860
14,115	Series PT-4697, GO, VRDO, AGM, Q-SBLF, LIQ: Bank of America N.A., 0.220%, 03/07/12 (e)	14,115
4,630	Series PT-4701, Rev., VRDO, LIQ: Bank of America N.A., 0.260%, 03/07/12 (e)	4,630
	RBC Municipal Products, Inc. Trust, Floater Certificates,
20,580	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.200%, 03/07/12	20,580

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	61

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Michigan — Continued
18,750	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.200%, 03/07/12	18,750
4,515	Wells Fargo Stage Trust, Floater Certificates, Series 33C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	4,515

		215,650

	Minnesota — 0.2%
4,925	Minnesota Housing Finance Agency, MERLOTS, Series C-44, Rev., VRDO, 0.190%, 03/07/12	4,925
2,875	Minnesota Housing Finance Agency, Residential Housing, Series J, Rev., VRDO, AMT, 0.150%, 03/07/12	2,875

		7,800

	Missouri — 0.1%
4,595	Lehman Municipal Trust Receipts, Various States, St. Louis, Series 06-K50, Rev., VRDO, GNMA COLL, FHA, LIQ: Citibank N.A., 0.220%, 03/07/12	4,595

	Montana — 0.3%
10,555	Montana Board of Housing, MERLOTS, Series C-41, Rev., VRDO, 0.190%, 03/07/12	10,555

	Nevada — 2.4%
43,105	Clark County, Airport, Series A, GO, VRDO, AMT, 0.400%, 03/07/12	43,105
31,350	Clark County, Airport, Sub Lien, Series C-3, Rev., VRDO, AMT, LOC: Landesbank Baden-Wuerttemberg, 0.400%, 03/07/12	31,350

		74,455

	New Jersey — 1.5%
6,955	New Jersey EDA, Accurate Box Co., Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/12	6,955
	New Jersey State Housing & Mortgage Finance Agency, Single Family Housing,
19,800	Series I, Rev., VRDO, AMT, 0.140%, 03/07/12	19,800
21,875	Series V, Rev., VRDO, AMT, 0.330%, 03/07/12	21,875

		48,630

	New Mexico — 0.4%
	New Mexico Educational Assistance Foundation, Educational Loans,
6,650	Series A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.160%, 03/07/12	6,650
6,050	Series A-2, Rev., VRDO, AMT, LOC: Royal Bank of Canada, 0.160%, 03/07/12	6,050

		12,700

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — 8.2%
24,800	Deutsche Bank Spears/Lifers Trust Various States, Series DB-1036X, Rev., VRDO, LIQ: Deutsche Bank AG, 0.260%, 03/07/12 (e)	24,800
20,000	New York City Housing Development Corp., Multi-Family Housing, Mortgage Related, Series A, Rev., VRDO, AMT, LOC: Landesbank Baden-Wuerttemberg, 0.240%, 03/07/12	20,000
17,200	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.330%, 03/07/12	17,200
22,500	New York State Housing Finance Agency, 350 West 43rd Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 03/07/12	22,500
20,000	New York State Housing Finance Agency, 42nd & 10th, Series A, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 1.000%, 03/07/12	20,000
101,850	New York State Housing Finance Agency, 455 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 03/07/12	101,850
36,900	New York State Housing Finance Agency, Multi-Family Housing, 505 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.340%, 03/07/12	36,900
16,020	Puttable Floating Option Tax-Exempt Receipts, Series MT-672, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.790%, 03/07/12 (e)	16,020

		259,270

	North Carolina — 3.9%
12,925	City of Raleigh, Rev., VRDO, 0.260%, 09/26/12 (i)	12,925
7,665	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Ferguson Supply & Box Manufacturing Co., Rev., VRDO, LOC: Bank of America N.A., 0.580%, 03/07/12	7,665
	North Carolina Housing Finance Agency, Home Ownership,
14,900	Series 16-C, Rev., VRDO, AMT, 0.170%, 03/07/12	14,900
17,235	Series TR-18C, Rev., VRDO, 0.170%, 03/07/12	17,235
26,615	North Carolina Housing Finance Agency, MERLOTS, Series B-12, Rev., VRDO, 0.190%, 03/07/12 (e)	26,615
12,000	North Carolina Medical Care Commission, Cone Health, Series B, Rev., VRDO, 0.280%, 09/26/12 (i)	12,000

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	North Carolina — Continued
24,500	North Carolina Medical Care Commission, Duke University Health System, Series B, Rev., VRDO, 0.110%, 03/07/12	24,500
6,400	University of North Carolina at Chapel Hill, Series B, Rev., VRDO, 0.120%, 03/07/12	6,400

		122,240

	Ohio — 1.3%
28,640	County of Cuyahoga, Series MT-263, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.420%, 03/07/12	28,640
3,300	Deutsche Bank Spears/Lifers Trust Various States, Series 488, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	3,300
450	Ohio Higher Educational Facility Commission, EAGLE, Series 2007-41, Class A, Rev., VRDO, BHAC-CR, AMBAC-TCRS, Bank of New York, LIQ: Citibank N.A., 0.260%, 03/07/12	450
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
1,150	Series D, Rev., VRDO, AMT, 0.140%, 03/07/12	1,150
1,450	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.150%, 03/07/12	1,450
2,250	Toledo-Lucas County Port Authority, FlightSafety, Series 1, Rev., VRDO, 0.150%, 03/07/12	2,250
	Wells Fargo Stage Trust, Floater Certificates,
1,600	Series 12-C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	1,600
730	Series 56C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	730

		39,570

	Oregon — 0.0% (g)
1,055	Wells Fargo Stage Trust, Floater Certificates, Series 57C, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	1,055

	Other Territories — 5.5%
15,420	Eagle Tax-Exempt Trust, Rev., VRDO, FHLMC COLL, LIQ: FHLB, 0.210%, 03/07/12	15,420
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
9,260	Series M015, Class A, Rev., VRDO, FHLMC, 0.210%, 03/07/12	9,260
50,353	Series M017, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.210%, 03/07/12	50,353
17,990	Series M023, Class A, Rev., VRDO, FHLMC, 0.210%, 03/07/12	17,990
18,460	Series M026, Class A, Rev., VRDO, LIQ: FHLMC, 0.200%, 03/07/12	18,460

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Territories — Continued
25,055	Puttable Floating Option Tax-Exempt Receipts, Series PPT-1006, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.490%, 03/07/12	25,055
25,515	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VAR, LIQ: FHLMC, 0.450%, 03/07/12	25,515
12,170	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.220%, 03/07/12	12,170

		174,223

	Pennsylvania — 2.7%
13,645	Adams County IDA, Gettysburg Foundation Facility, Series A, Rev., VRDO, LOC: Manufacturers and Traders, 0.210%, 03/07/12 (m)	13,645
11,195	Butler County General Authority, Canon McMillan School District Project, GO, VRDO, AGC, 0.200%, 03/07/12	11,195
9,525	North Huntingdon Township Municipal Authority, Rev., VRDO, AGM, 0.200%, 03/07/12	9,525
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
15,000	Series 75A, Rev., VRDO, 0.140%, 03/07/12	15,000
5,600	Series 79B, Rev., VRDO, 0.140%, 03/07/12	5,600
20,000	Series 91B, Rev., VRDO, AMT, 0.140%, 03/07/12	20,000
4,325	Shaler Area School District, GO, VRDO, AGM, 0.200%, 03/07/12	4,325
4,740	Wells Fargo Stage Trust, Floater Certificates, Series 58C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	4,740

		84,030

	South Carolina — 0.2%
5,700	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/07/12	5,700

	Tennessee — 0.3%
9,000	Jackson Industrial Development Board, General Cable Corp. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.190%, 03/07/12	9,000

	Texas — 5.8%
9,935	City of San Antonio, Water System Revenue, Series SG-159, Rev., VRDO, AGM, 0.450%, 03/07/12	9,935
19,040	Crawford Educational Facilities Corp., Southwestern University Project, Series B, Rev., VRDO, 0.260%, 03/07/12	19,040

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	63

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Texas — Continued
26,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.150%, 03/07/12	26,000
	Deutsche Bank Spears/Lifers Trust Various States,
24,910	Series DB-456, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	24,910
37,780	Series DBE-1015, Rev., VRDO, LIQ: Deutsche Bank AG, 0.210%, 03/07/12 (e)	37,780
16,810	North Texas Municipal Water District, Series ROCS-RR-II-R-593PB, Rev., VRDO, NATL-RE, LIQ: PB Capital Corp., 0.390%, 03/07/12	16,810
5,200	Port Freeport, Multi-Mode, BASF Corp., Rev., VRDO, 0.290%, 03/07/12	5,200
11,470	Puttable Floating Option Tax-Exempt Receipts, Series PT-4591, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.360%, 03/07/12	11,470
10,515	State of Texas, Veterans Housing Assistance Fund, Series A, GO, VRDO, 0.180%, 03/07/12	10,515
12,500	Tarrant County Cultural Education Facilities Finance Corp., Baylor Health Care, Series B, Rev., VRDO, 0.290%, 09/26/12 (i)	12,500
6,100	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 03/07/12	6,100
2,650	Wells Fargo Stage Trust, Floater Certificates, Series 55C, GO, VRDO, PSF-GTD, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	2,650

		182,910

	Utah — 0.3%
8,980	Utah Housing Corp., Single Family Mortgage, Series F-1, Class I, Rev., VRDO, 0.170%, 03/07/12	8,980

	Virginia — 2.9%
12,000	Fairfax County IDA, Inova Health System Project, Rev., VRDO, 0.280%, 09/26/12 (i)	12,000
15,620	Lexington IDA, MERLOTS, Series E01, Rev., VRDO, 0.140%, 03/07/12	15,620
	Norfolk EDA, Sentra Healthcare,
10,905	Rev., VRDO, 0.280%, 09/26/12 (i)	10,905
9,250	Rev., VRDO, 0.280%, 09/26/12 (i)	9,250
	Virginia Housing Development Authority, MERLOTS,
11,385	Series B-16, Rev., VRDO, 0.190%, 03/07/12	11,385

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Virginia — Continued
19,995	Series B-18, Rev., VRDO, 0.190%, 03/07/12	19,995
12,750	Series C-42, Rev., VRDO, 0.190%, 03/07/12	12,750

		91,905

	Washington — 1.2%
7,200	Washington Economic Development Finance Authority, Specialty Chemical Products, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 03/07/12	7,200
9,985	Washington State Housing Finance Commission, Barkley Ridge Apartments Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 03/07/12	9,985
21,400	Wells Fargo Stage Trust, Floater Certificates, Series 16C, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	21,400

		38,585

	West Virginia — 0.1%
4,395	Marshall County IDR, Warren Distribution, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.470%, 03/07/12	4,395

	Wisconsin — 3.2%
16,795	Wells Fargo Stage Trust, Series 2009-2C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.220%, 03/07/12 (e)	16,795
	Wisconsin Housing & EDA,
2,360	Series 2995, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.320%, 03/07/12 (e)	2,360
9,550	Series A, Rev., VRDO, AMT, 0.140%, 03/07/12	9,550
7,700	Series A, Rev., VRDO, 0.190%, 03/07/12	7,700
15,200	Series C, Rev., VRDO, 0.190%, 03/07/12	15,200
12,075	Series C, Rev., VRDO, 0.850%, 03/07/12	12,075
24,900	Series C, Rev., VRDO, 0.850%, 03/07/12	24,900
90	Series E, Rev., VRDO, 0.480%, 03/07/12	90
11,770	Series ROCS-RR-II-R-11522, Rev., VRDO, LIQ: Citibank N.A., 0.220%, 03/07/12	11,770

		100,440

	Total Weekly Demand Notes (Cost $2,283,318)	2,283,318

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Variable Rate Demand Preferred Shares — 8.8%
42,500	BlackRock MuniYield Fund, Inc., LIQ: Bank of America N.A., 0.360%, 03/07/12 # (e)	42,500
29,100	BlackRock MuniYield Michigan Quality Fund, Inc., LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	29,100
8,500	BlackRock MuniYield Michigan Quality Funds II, Inc.,, LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	8,500
35,400	BlackRock MuniYield New Jersey Quality Fund, Inc., LIQ: Bank of America N.A., 0.360%, 03/07/12 # (e)	35,400
27,500	BlackRock MuniYield New York Quality Fund, Inc., LIQ: Bank of America N.A., 0.360%, 03/07/12 # (e)	27,500
12,500	BlackRock MuniYield Pennsylvania Quality Fund, Inc., LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	12,500
6,200	Nuveen Insured Municipal Opportunity Fund, Inc., LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	6,200
20,000	Nuveen Municipal Market Opportunity Fund, Inc., LIQ: Deutsche Bank AG, 0.330%, 03/07/12 # (e)	20,000

SHARES	SECURITY DESCRIPTION	VALUE($)

14,600	Nuveen New Jersey Premium Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	14,600
14,000	Nuveen Pennsylvania Premier Income Municipal Fund 2, Inc., LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	14,000
50,000	Nuveen Premier Income Municipal Fund 2, Inc., LIQ: Barclays Bank plc, 0.310%, 03/07/12 # (e)	50,000
15,000	Nuveen Premier Insured Municipal Income Fund, Inc., LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	15,000

	Total Variable Rate Demand Preferred Shares (Cost $275,300)	275,300

	Total Investments — 100.1% (Cost $3,150,306)*	3,150,306
	Liabilities in Excess of Other Assets — (0.1)%	(2,751)

	NET ASSETS — 100.0%	$3,147,555

Percentages indicated are based on net assets.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	65

SEE NOTES TO FINANCIAL STATEMENTS.

J.P. Morgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

ACE	— Adjusted Current Earnings
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.†
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
CCRC	— Congregate Care Retirement Center
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
DN	— Discount Notes
EAGLE	— Earnings of accrual generated on local tax-exempt securities
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MBIA	— Insured by Municipal Bond Insurance Corp.
MERLOTS	— Municipal Exempt Receipts Liquidity Optional Tender
NATL	— Insured by National Public Finance Guarantee Corp.
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RAN	— Revenue Anticipation Note

†	Filed for bankruptcy on November 8, 2010.

RE	— Reinsured
Rev.	— Revenue

ROCS	— Reset Option Certificates
SCAGO	— South Carolina Association of Governmental Organizations
TAN	— Tax Anticipation Note
TCRS	— Transferable Custodial Receipts
TRAN	— Tax & Revenue Anticipation Note
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 29, 2012.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 29, 2012.
XLCA	— Insured by XL Capital Assurance

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the next put date, next demand date or final maturity date.
*	— The cost of securities is substantially the same for federal income tax purposes.
#	— Variable Rate Demand Preferred Shares of a closed-end investment company which have a weekly demand feature.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2012

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$112,961,803	$10,943,661	$47,993,955	$6,987,842
Repurchase agreements, at value	11,544,089	1,319,128	20,152,605	6,047,121

Total investment securities, at value	124,505,892	12,262,789	68,146,560	13,034,963
Receivables:
Interest from non-affiliates	40,783	3,349	12,532	24,510

Total Assets	124,546,675	12,266,138	68,159,092	13,059,473

LIABILITIES:
Payables:
Dividends	9,689	571	261	—
Investment securities purchased	1,829,703	182,990	2,999,635	299,915
Fund shares redeemed	—	—	25	—
Accrued liabilities:
Investment advisory fees	7,621	708	2,068	26
Administration fees	6,477	601	3,615	763
Shareholder servicing fees	5,186	882	—	103
Distribution fees	139	54	4	2
Custodian and accounting fees	533	63	252	55
Other	1,827	563	1,100	307

Total Liabilities	1,861,175	186,432	3,006,960	301,171

Net Assets	$122,685,500	$12,079,706	$65,152,132	$12,758,302

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid-in-Capital	$122,684,472	$12,079,959	$65,152,880	$12,758,726
Accumulated distributions in excess of net investment income	(364)	(291)	(870)	(424)
Accumulated net realized gains (losses)	1,392	38	122	—

Total Net Assets	$122,685,500	$12,079,706	$65,152,132	$12,758,302

Net Assets:
Class B	$2,829	$6,248	$—	$515
Class C	9,993	398,734	—	189,206
Agency	8,019,311	134,975	8,520,118	998,134
Capital	75,485,880	2,985,462	33,517,276	—
Cash Management	527,614	—	—	—
Direct	1,558,831	—	645,927	2,070,205
Eagle Class	838,513	—	—	—
E*Trade	—	199,806	—	—
Institutional Class	26,769,490	4,243,305	10,402,935	6,946,570
Investor	520,797	562,453	4,401,603	381,781
Morgan	2,667,326	2,975,898	1,931,164	554,548
Premier	3,338,000	166,487	4,841,573	618,249
Reserve	1,526,992	249,909	23,828	998,994
Service	1,419,924	156,429	867,708	100

Total	$122,685,500	$12,079,706	$65,152,132	$12,758,302

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class B	2,830	6,249	—	516
Class C	9,992	398,719	—	189,212
Agency	8,019,186	134,982	8,519,883	998,049
Capital	75,484,946	2,985,440	33,517,090	—
Cash Management	527,620	—	—	—
Direct	1,558,833	—	645,974	2,070,295
Eagle Class	838,521	—	—	—
E*Trade	—	199,813	—	—
Institutional Class	26,769,955	4,243,337	10,403,351	6,946,845
Investor	520,799	562,468	4,402,105	381,813
Morgan	2,666,931	2,975,862	1,931,078	554,627
Premier	3,337,817	166,473	4,841,754	618,341
Reserve	1,526,969	250,012	23,815	999,033
Service	1,419,928	156,436	867,801	100
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$112,961,803	$10,943,661	$47,993,955	$6,987,842
Cost of repurchase agreements	11,544,089	1,319,128	20,152,605	6,047,121

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	69

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$5,694,805	$23,453,713	$18,717,108	$3,150,306
Cash	1	1	—	10
Receivables:
Investment securities sold	—	—	17,835	—
Fund shares sold	6,378	—	—	—
Interest from non-affiliates	1,197	28,093	23,177	3,562
Due from Advisor	119	3	—	—

Total Assets	5,702,500	23,481,810	18,758,120	3,153,878

LIABILITIES:
Payables:
Due to custodian	—	—	19	—
Dividends	—	—	187	8
Investment securities purchased	—	2,999,427	41,907	5,423
Fund shares redeemed	3,108	—	—	—
Accrued liabilities:
Investment advisory fees	—	—	1,201	196
Administration fees	—	648	1,021	167
Shareholder servicing fees	—	—	795	304
Custodian and accounting fees	27	65	85	17
Trustees’ and Chief Compliance Officer’s fees	4	7	—	—	(a)
Printing & Postage fees	281	93	127	137
Other	107	176	205	71

Total Liabilities	3,527	3,000,416	45,547	6,323

Net Assets	$5,698,973	$20,481,394	$18,712,573	$3,147,555

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$5,699,089	$20,481,555	$18,711,114	$3,147,961
Accumulated undistributed (distributions in excess of) net investment income	(155)	(372)	598	4
Accumulated net realized gains (losses)	39	211	861	(410)

Total Net Assets	$5,698,973	$20,481,394	$18,712,573	$3,147,555

Net Assets:
Agency	$786,165	$1,914,902	$693,197	$121,010
Capital	—	8,254,673	—	—
Direct	—	—	100	—
Eagle Class	—	—	1,028,433	—
E*Trade	—	—	—	1,736,816
Institutional Class	4,325,820	7,246,605	6,362,480	548,856
Morgan	140,119	1,512,492	422,534	334,195
Premier	435,501	1,482,938	2,865,171	78,792
Reserve	11,368	69,684	7,340,658	54,714
Service	—	100	—	273,172

Total	$5,698,973	$20,481,394	$18,712,573	$3,147,555

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Agency	786,261	1,914,938	693,421	121,030
Capital	—	8,254,688	—	—
Direct	—	—	100	—
Eagle Class	—	—	1,028,649	—
E*Trade	—	—	—	1,736,919
Institutional Class	4,326,178	7,246,627	6,361,581	549,061
Morgan	140,147	1,512,489	422,719	334,191
Premier	435,539	1,482,941	2,864,729	78,814
Reserve	11,370	69,681	7,339,461	54,693
Service	—	100	—	273,242
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$5,694,805	$23,453,713	$18,717,108	$3,150,306

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	71

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2012

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$359,253	$30,999	$82,371	$11,480
Interest from interfund lending (net)	—	1	—	—

Total investment income	359,253	31,000	82,371	11,480

EXPENSES:
Investment advisory fees	96,356	7,986	50,697	10,791
Administration fees	83,651	6,933	44,016	9,374
Distribution fees	17,332	8,923	6,461	4,776
Shareholder servicing fees	116,426	19,791	78,264	21,737
Custodian and accounting fees	3,057	333	1,444	307
Professional fees	1,186	166	713	207
Trustees’ and Chief Compliance Officer’s fees	1,008	99	513	140
Printing and mailing costs	1,743	849	321	81
Registration and filing fees	103	102	100	73
Transfer agent fees	3,024	448	1,308	353
Other	1,421	95	809	252

Total expenses	325,307	45,725	184,646	48,091

Less amounts waived	(78,026)	(21,269)	(108,482)	(36,609)
Less earnings credits	(23)	—	(8)	(4)

Net expenses	247,258	24,456	76,156	11,478

Net investment income (loss)	111,995	6,544	6,215	2

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	1,392	120	453	32

Change in net assets resulting from operations	$113,387	$6,664	$6,668	$34

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6,245	$10,429	$43,644	$10,246

EXPENSES:
Investment advisory fees	4,852	15,543	15,763	2,534
Administration fees	4,213	13,500	13,684	2,201
Distribution fees	237	1,655	19,052	12,133
Shareholder servicing fees	8,077	23,543	41,052	8,190
Custodian and accounting fees	119	339	432	82
Interest expense to affiliates	—	—	3	—
Professional fees	109	233	286	60
Trustees’ and Chief Compliance Officer’s fees	56	134	162	37
Printing and mailing costs	897	160	103	317
Registration and filing fees	218	77	111	40
Transfer agent fees	152	484	442	77
Other	157	262	314	40

Total expenses	19,087	55,930	91,404	25,711

Less amounts waived	(12,723)	(45,479)	(50,425)	(16,480)
Less earnings credits	— (a)	(22)	(4)	—
Less expense reimbursements	(119)	—	—	—

Net expenses	6,245	10,429	40,975	9,231

Net investment income (loss)	—	— (a)	2,669	1,015

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	39	212	861	92

Change in net assets resulting from operations	$39	$212	$3,530	$1,107

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$111,995	$159,293	$6,544	$7,534
Net realized gain (loss)	1,392	720	120	76

Change in net assets resulting from operations	113,387	160,013	6,664	7,610

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	(1)	(1)	(1)	(2)
From net realized gains	— (a)	— (a)	— (a)	(1)
Class C
From net investment income	(1)	(1)	(40)	(53)
From net realized gains	— (a)	— (a)	(3)	(16)
Agency
From net investment income	(3,877)	(7,770)	(101)	(258)
From net realized gains	(58)	(80)	(1)	(13)
Capital
From net investment income	(81,852)	(113,469)	(3,148)	(3,857)
From net realized gains	(413)	(560)	(21)	(100)
Cash Management
From net investment income	(55)	(56)	—	—
From net realized gains	(3)	(3)	—	—
Direct
From net investment income	(286)	(334)	—	—
From net realized gains	(8)	(7)	—	—
Eagle Class (b)
From net investment income	(102)	(96)	—	—
From net realized gains	(6)	(9)	—	—
E*Trade
From net investment income	—	—	(98)	(99)
From net realized gains	—	—	(2)	(8)
Institutional Class
From net investment income	(25,165)	(36,951)	(2,755)	(2,692)
From net realized gains	(169)	(212)	(22)	(74)
Investor
From net investment income	(59)	(60)	(54)	(78)
From net realized gains	(4)	(4)	(5)	(27)
Morgan
From net investment income	(286)	(381)	(299)	(398)
From net realized gains	(17)	(23)	(24)	(127)
Premier
From net investment income	(359)	(585)	(16)	(40)
From net realized gains	(21)	(30)	(1)	(14)
Reserve
From net investment income	(169)	(226)	(28)	(43)
From net realized gains	(10)	(13)	(2)	(13)
Service
From net investment income	(137)	(119)	(19)	(34)
From net realized gains	(10)	(7)	(1)	(10)

Total distributions to shareholders	(113,068)	(160,997)	(6,641)	(7,957)

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	$(10,946,889)	$(18,924,024)	$2,378,057	$(2,381,723)

NET ASSETS:
Change in net assets	(10,946,570)	(18,925,008)	2,378,080	(2,382,070)
Beginning of period	133,632,070	152,557,078	9,701,626	12,083,696

End of period	$122,685,500	$133,632,070	$12,079,706	$9,701,626

Accumulated distributions in excess of net investment income	$(364)	$(10)	$(291)	$(277)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective May 10, 2010 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,215	$28,242	$2	$1,135
Net realized gain (loss)	453	441	32	126

Change in net assets resulting from operations	6,668	28,683	34	1,261

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	—	—	— (a)	— (a)
From net realized gains	—	—	— (a)	— (a)
Class C
From net investment income	—	—	(2)	— (a)
From net realized gains	—	—	— (a)	(16)
Agency
From net investment income	(654)	(198)	(12)	(4)
From net realized gains	(8)	(1,457)	(2)	(218)
Capital
From net investment income	(3,676)	(22,818)	—	—
From net realized gains	(42)	(6,624)	—	—
Direct
From net investment income	(49)	(1)	(23)	(2)
From net realized gains	(1)	(39)	(4)	(131)
Institutional Class
From net investment income	(926)	(5,100)	(89)	(831)
From net realized gains	(14)	(2,916)	(15)	(958)
Investor
From net investment income	(395)	(17)	(4)	(1)
From net realized gains	(5)	(605)	(1)	(76)
Morgan
From net investment income	(190)	(12)	(6)	(2)
From net realized gains	(2)	(364)	(1)	(109)
Premier
From net investment income	(399)	(28)	(5)	(2)
From net realized gains	(5)	(884)	(1)	(92)
Reserve
From net investment income	(3)	(1)	(11)	(2)
From net realized gains	— (a)	(9)	(2)	(131)
Service
From net investment income	(63)	(3)	— (a)	— (a)
From net realized gains	(1)	(91)	— (a)	— (a)

Total distributions to shareholders	(6,433)	(41,167)	(178)	(2,575)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(338,655)	(12,456,940)	405,215	(2,793,045)

NET ASSETS:
Change in net assets	(338,420)	(12,469,424)	405,071	(2,794,359)
Beginning of period	65,490,552	77,959,976	12,353,231	15,147,590

End of period	$65,152,132	$65,490,552	$12,758,302	$12,353,231

Accumulated distributions in excess of net investment income	$(870)	$(730)	$(424)	$(395)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$—	$1,296	$— (a)	$220
Net realized gain (loss)	39	189	212	146

Change in net assets resulting from operations	39	1,485	212	366

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(17)	(13)	(15)	(3)
From net realized gains	—	(214)	(10)	(250)
Capital
From net investment income	—	—	(86)	(10)
From net realized gains	—	—	(59)	(967)
Institutional Class
From net investment income	(90)	(1,273)	(71)	(9)
From net realized gains	—	(1,805)	(50)	(768)
Morgan
From net investment income	(3)	(3)	(14)	(2)
From net realized gains	—	(36)	(10)	(175)
Premier
From net investment income	(8)	(7)	(14)	(3)
From net realized gains	—	(158)	(10)	(233)
Reserve
From net investment income	— (a)	— (a)	(1)	— (a)
From net realized gains	—	(8)	— (a)	(15)
Service
From net investment income	—	—	— (a)	— (a)
From net realized gains	—	—	— (a)	— (a)

Total distributions to shareholders	(118)	(3,517)	(340)	(2,435)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,477,570)	(4,491,612)	3,673,186	611,416

NET ASSETS:
Change in net assets	(1,477,649)	(4,493,644)	3,673,058	609,347
Beginning of period	7,176,622	11,670,266	16,808,336	16,198,989

End of period	$5,698,973	$7,176,622	$20,481,394	$16,808,336

Accumulated distributions in excess of net investment income	$(155)	$(37)	$(372)	$(170)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,669	$12,186	$1,015	$2,411
Net realized gain (loss)	861	2,021	92	(502)

Change in net assets resulting from operations	3,530	14,207	1,107	1,909

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(107)	(640)	(50)	(109)
From net realized gains	—	(116)	—	(1)
Direct
From net investment income	— (a)	— (a)	—	—
From net realized gains	—	— (a)	—	—
Eagle Class (b)
From net investment income	(164)	(190)	—	—
From net realized gains	—	(73)	—	—
E*Trade
From net investment income	—	—	(186)	(360)
From net realized gains	—	—	—	(18)
Institutional Class
From net investment income	(3,129)	(14,613)	(799)	(2,257)
From net realized gains	—	(1,501)	—	(12)
Morgan
From net investment income	(32)	(112)	(4)	(40)
From net realized gains	—	(57)	—	(4)
Premier
From net investment income	(183)	(628)	(1)	(14)
From net realized gains	—	(325)	—	(1)
Reserve
From net investment income	(477)	(1,296)	(1)	(13)
From net realized gains	—	(667)	—	(1)
Service
From net investment income	—	—	(4)	(41)
From net realized gains	—	—	—	(4)

Total distributions to shareholders	(4,092)	(20,218)	(1,045)	(2,875)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(3,699,609)	(597,066)	(330,459)	(844,372)

NET ASSETS:
Change in net assets	(3,700,171)	(603,077)	(330,397)	(845,338)
Beginning of period	22,412,744	23,015,821	3,477,952	4,323,290

End of period	$18,712,573	$22,412,744	$3,147,555	$3,477,952

Accumulated undistributed net investment income	$598	$2,019	$4	$34

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective May 10, 2010 for Tax Free Money Market Fund

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$1,728	$1,531	$2,796	$3,505
Dividends and distributions reinvested	— (a)	1	1	2
Cost of shares redeemed	(3,372)	(3,991)	(5,651)	(12,117)

Change in net assets from Class B capital transactions	$(1,644)	$(2,459)	$(2,854)	$(8,610)

Class C
Proceeds from shares issued	$21,212	$18,179	$264,210	$374,134
Dividends and distributions reinvested	1	1	43	68
Cost of shares redeemed	(23,582)	(12,542)	(284,715)	(375,542)

Change in net assets from Class C capital transactions	$(2,369)	$5,638	$(20,462)	$(1,340)

Agency
Proceeds from shares issued	$404,671,094	$418,124,009	$2,664,493	$3,449,716
Dividends and distributions reinvested	1,456	5,590	68	237
Cost of shares redeemed	(409,468,615)	(416,655,301)	(2,944,835)	(3,343,284)

Change in net assets from Agency capital transactions	$(4,796,065)	$1,474,298	$(280,274)	$106,669

Capital
Proceeds from shares issued	$632,632,601	$677,299,592	$16,913,826	$19,679,225
Dividends and distributions reinvested	39,792	61,294	2,845	3,652
Cost of shares redeemed	(633,834,961)	(687,530,848)	(16,227,994)	(21,339,992)

Change in net assets from Capital capital transactions	$(1,162,568)	$(10,169,962)	$688,677	$(1,657,115)

Cash Management
Proceeds from shares issued	$1,714,005	$1,759,654	$—	$—
Dividends and distributions reinvested	53	54	—	—
Cost of shares redeemed	(1,752,352)	(1,579,303)	—	—

Change in net assets from Cash Management capital transactions	$(38,294)	$180,405	$—	$—

Direct
Proceeds from shares issued	$3,812,399	$2,826,934	$—	$—
Cost of shares redeemed	(3,437,231)	(2,652,624)	—	—

Change in net assets from Direct capital transactions	$375,168	$174,310	$—	$—

Eagle Class (b)
Proceeds from shares issued	$743,779	$1,898,945	$—	$—
Dividends and distributions reinvested	105	103	—	—
Cost of shares redeemed	(1,112,418)	(691,993)	—	—

Change in net assets from Eagle Class capital transactions	$(368,534)	$1,207,055	$—	$—

E*Trade
Proceeds from shares issued	$—	$—	$111,670	$104,150
Dividends and distributions reinvested	—	—	100	107
Cost of shares redeemed	—	—	(99,208)	(96,386)

Change in net assets from E*Trade capital transactions	$—	$—	$12,562	$7,871

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective May 10, 2010 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS: (continued)
Institutional Class
Proceeds from shares issued	$249,050,777	$203,208,964	$26,712,251	$14,259,388
Dividends and distributions reinvested	11,514	22,551	1,084	2,529
Cost of shares redeemed	(252,178,931)	(212,398,322)	(24,653,971)	(14,516,598)

Change in net assets from Institutional Class capital transactions	$(3,116,640)	$(9,166,807)	$2,059,364	$(254,681)

Investor
Proceeds from shares issued	$556,454	$394,120	$4,033,496	$2,045,981
Dividends and distributions reinvested	63	64	40	52
Cost of shares redeemed	(516,638)	(527,230)	(3,962,676)	(2,126,807)

Change in net assets from Investor capital transactions	$39,879	$(133,046)	$70,860	$(80,774)

Morgan
Proceeds from shares issued	$201,442,891	$256,084,726	$8,838,801	$2,076,739
Dividends and distributions reinvested	153	245	305	513
Cost of shares redeemed	(201,712,139)	(257,040,938)	(8,827,990)	(2,253,650)

Change in net assets from Morgan capital transactions	$(269,095)	$(955,967)	$11,116	$(176,398)

Premier
Proceeds from shares issued	$95,701,598	$151,410,376	$981,715	$1,151,750
Dividends and distributions reinvested	132	257	4	31
Cost of shares redeemed	(97,385,191)	(152,241,517)	(1,046,535)	(1,237,871)

Change in net assets from Premier capital transactions	$(1,683,461)	$(830,884)	$(64,816)	$(86,090)

Reserve
Proceeds from shares issued	$132,449,659	$161,933,209	$60,591,810	$70,806,417
Dividends and distributions reinvested	112	146	4	7
Cost of shares redeemed	(132,704,718)	(162,720,918)	(60,628,198)	(70,901,067)

Change in net assets from Reserve capital transactions	$(254,947)	$(787,563)	$(36,384)	$(94,643)

Service
Proceeds from shares issued	$1,678,591	$1,084,192	$40,603,176	$55,207,390
Dividends and distributions reinvested	147	125	2	6
Cost of shares redeemed	(1,347,057)	(1,003,359)	(40,662,910)	(55,344,008)

Change in net assets from Service capital transactions	$331,681	$80,958	$(59,732)	$(136,612)

Total change in net assets from capital transactions	$(10,946,889)	$(18,924,024)	$2,378,057	$(2,381,723)

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
SHARE TRANSACTIONS:
Class B
Issued	1,728	1,531	2,796	3,505
Reinvested	— (a)	1	1	2
Redeemed	(3,372)	(3,991)	(5,651)	(12,117)

Change in Class B Shares	(1,644)	(2,459)	(2,854)	(8,610)

Class C
Issued	21,212	18,179	264,210	374,134
Reinvested	1	1	43	68
Redeemed	(23,582)	(12,542)	(284,715)	(375,542)

Change in Class C Shares	(2,369)	5,638	(20,462)	(1,340)

Agency
Issued	404,671,094	418,124,009	2,664,493	3,449,716
Reinvested	1,456	5,590	68	237
Redeemed	(409,468,615)	(416,655,301)	(2,944,835)	(3,343,284)

Change in Agency Shares	(4,796,065)	1,474,298	(280,274)	106,669

Capital
Issued	632,632,601	677,299,592	16,913,826	19,679,225
Reinvested	39,792	61,294	2,845	3,652
Redeemed	(633,834,961)	(687,530,848)	(16,227,994)	(21,339,992)

Change in Capital Shares	(1,162,568)	(10,169,962)	688,677	(1,657,115)

Cash Management
Issued	1,714,005	1,759,654	—	—
Reinvested	53	54	—	—
Redeemed	(1,752,352)	(1,579,303)	—	—

Change in Cash Management Shares	(38,294)	180,405	—	—

Direct
Issued	3,812,399	2,826,934	—	—
Redeemed	(3,437,231)	(2,652,624)	—	—

Change in Direct Shares	375,168	174,310	—	—

Eagle Class (b)
Issued	743,779	1,898,945	—	—
Reinvested	105	103	—	—
Redeemed	(1,112,418)	(691,993)	—	—

Change in Eagle Class Shares	(368,534)	1,207,055	—	—

E*Trade
Issued	—	—	111,670	104,150
Reinvested	—	—	100	107
Redeemed	—	—	(99,208)	(96,386)

Change in E*Trade Shares	—	—	12,562	7,871

Institutional Class
Issued	249,050,777	203,208,964	26,712,251	14,259,388
Reinvested	11,514	22,551	1,084	2,529
Redeemed	(252,178,931)	(212,398,322)	(24,653,971)	(14,516,598)

Change in Institutional Class Shares	(3,116,640)	(9,166,807)	2,059,364	(254,681)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective May 10, 2010 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
SHARE TRANSACTIONS: (continued)
Investor
Issued	556,454	394,120	4,033,496	2,045,981
Reinvested	63	64	40	52
Redeemed	(516,638)	(527,230)	(3,962,676)	(2,126,807)

Change in Investor Shares	39,879	(133,046)	70,860	(80,774)

Morgan
Issued	201,442,891	256,084,726	8,838,801	2,076,739
Reinvested	153	245	305	513
Redeemed	(201,712,139)	(257,040,938)	(8,827,990)	(2,253,650)

Change in Morgan Shares	(269,095)	(955,967)	11,116	(176,398)

Premier
Issued	95,701,598	151,410,376	981,715	1,151,750
Reinvested	132	257	4	31
Redeemed	(97,385,191)	(152,241,517)	(1,046,535)	(1,237,871)

Change in Premier Shares	(1,683,461)	(830,884)	(64,816)	(86,090)

Reserve
Issued	132,449,659	161,933,209	60,591,810	70,806,417
Reinvested	112	146	4	7
Redeemed	(132,704,718)	(162,720,918)	(60,628,198)	(70,901,067)

Change in Reserve Shares	(254,947)	(787,563)	(36,384)	(94,643)

Service
Issued	1,678,591	1,084,192	40,603,176	55,207,390
Reinvested	147	125	2	6
Redeemed	(1,347,057)	(1,003,359)	(40,662,910)	(55,344,008)

Change in Service Shares	331,681	80,958	(59,732)	(136,612)

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$—	$—	$280	$224
Dividends and distributions reinvested	—	—	— (a)	— (a)
Cost of shares redeemed	—	—	(382)	(799)

Change in net assets from Class B capital transactions	$—	$—	$(102)	$(575)

Class C
Proceeds from shares issued	$—	$—	$149,495	$191,826
Dividends and distributions reinvested	—	—	2	16
Cost of shares redeemed	—	—	(135,316)	(108,613)

Change in net assets from Class C capital transactions	$—	$—	$14,181	$83,229

Agency
Proceeds from shares issued	$201,764,107	$287,954,275	$62,904,644	$43,637,645
Dividends and distributions reinvested	167	1,374	2	183
Cost of shares redeemed	(200,964,396)	(288,291,246)	(63,959,078)	(43,801,422)

Change in net assets from Agency capital transactions	$799,878	$(335,597)	$(1,054,432)	$(163,594)

Capital
Proceeds from shares issued	$270,039,384	$257,845,676	$—	$—
Dividends and distributions reinvested	2,633	19,739	—	—
Cost of shares redeemed	(271,301,711)	(261,586,696)	—	—

Change in net assets from Capital capital transactions	$(1,259,694)	$(3,721,281)	$—	$—

Direct
Proceeds from shares issued	$1,244,089	$747,482	$3,856,057	$2,020,624
Cost of shares redeemed	(975,971)	(458,223)	(2,982,926)	(1,740,176)

Change in net assets from Direct capital transactions	$268,118	$289,259	$873,131	$280,448

Institutional Class
Proceeds from shares issued	$94,514,092	$110,409,234	$70,244,085	$45,215,494
Dividends and distributions reinvested	224	5,228	42	946
Cost of shares redeemed	(95,702,714)	(118,660,181)	(69,094,225)	(47,413,592)

Change in net assets from Institutional Class capital transactions	$(1,188,398)	$(8,245,719)	$1,149,902	$(2,197,152)

Investor
Proceeds from shares issued	$4,602,358	$2,359,155	$765,035	$1,047,386
Dividends and distributions reinvested	400	622	1	5
Cost of shares redeemed	(3,467,905)	(2,531,009)	(844,797)	(1,447,081)

Change in net assets from Investor capital transactions	$1,134,853	$(171,232)	$(79,761)	$(399,690)

Morgan
Proceeds from shares issued	$144,555,620	$274,838,343	$62,948,160	$128,009,152
Dividends and distributions reinvested	86	125	1	32
Cost of shares redeemed	(145,006,370)	(274,763,650)	(63,268,656)	(128,115,426)

Change in net assets from Morgan capital transactions	$(450,664)	$74,818	$(320,495)	$(106,242)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS: (continued)
Premier
Proceeds from shares issued	$59,184,295	$78,306,222	$20,129,600	$31,350,675
Dividends and distributions reinvested	46	164	1	27
Cost of shares redeemed	(59,112,337)	(78,698,992)	(20,231,436)	(31,491,046)

Change in net assets from Premier capital transactions	$72,004	$(392,606)	$(101,835)	$(140,344)

Reserve
Proceeds from shares issued	$7,600,302	$10,390,733	$68,592,267	$90,191,004
Dividends and distributions reinvested	— (a)	2	9	88
Cost of shares redeemed	(7,620,850)	(10,411,769)	(68,667,650)	(90,340,217)

Change in net assets from Reserve capital transactions	$(20,548)	$(21,034)	$(75,374)	$(149,125)

Service
Proceeds from shares issued	$7,371,714	$8,375,190	$—	$—
Dividends and distributions reinvested	60	87	— (a)	— (a)
Cost of shares redeemed	(7,065,978)	(8,308,825)	—	—

Change in net assets from Service capital transactions	$305,796	$66,452	$— (a)	$— (a)

Total change in net assets from capital transactions	$(338,655)	$(12,456,940)	$405,215	$(2,793,045)

SHARE TRANSACTIONS:
Class B
Issued	—	—	280	224
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(382)	(799)

Change in Class B Shares	—	—	(102)	(575)

Class C
Issued	—	—	149,495	191,826
Reinvested	—	—	2	16
Redeemed	—	—	(135,316)	(108,613)

Change in Class C Shares	—	—	14,181	83,229

Agency
Issued	201,764,107	287,954,275	62,904,644	43,637,645
Reinvested	167	1,374	2	183
Redeemed	(200,964,396)	(288,291,246)	(63,959,078)	(43,801,422)

Change in Agency Shares	799,878	(335,597)	(1,054,432)	(163,594)

Capital
Issued	270,039,384	257,845,676	—	—
Reinvested	2,633	19,739	—	—
Redeemed	(271,301,711)	(261,586,696)	—	—

Change in Capital Shares	(1,259,694)	(3,721,281)	—	—

Direct
Issued	1,244,089	747,482	3,856,057	2,020,624
Redeemed	(975,971)	(458,223)	(2,982,926)	(1,740,176)

Change in Direct Shares	268,118	289,259	873,131	280,448

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
SHARE TRANSACTIONS: (continued)
Institutional Class
Issued	94,514,092	110,409,234	70,244,085	45,215,494
Reinvested	224	5,228	42	946
Redeemed	(95,702,714)	(118,660,181)	(69,094,225)	(47,413,592)

Change in Institutional Class Shares	(1,188,398)	(8,245,719)	1,149,902	(2,197,152)

Investor
Issued	4,602,358	2,359,155	765,035	1,047,386
Reinvested	400	622	1	5
Redeemed	(3,467,905)	(2,531,009)	(844,797)	(1,447,081)

Change in Investor Shares	1,134,853	(171,232)	(79,761)	(399,690)

Morgan
Issued	144,555,620	274,838,343	62,948,160	128,009,152
Reinvested	86	125	1	32
Redeemed	(145,006,370)	(274,763,650)	(63,268,656)	(128,115,426)

Change in Morgan Shares	(450,664)	74,818	(320,495)	(106,242)

Premier
Issued	59,184,295	78,306,222	20,129,600	31,350,675
Reinvested	46	164	1	27
Redeemed	(59,112,337)	(78,698,992)	(20,231,436)	(31,491,046)

Change in Premier Shares	72,004	(392,606)	(101,835)	(140,344)

Reserve
Issued	7,600,302	10,390,733	68,592,267	90,191,004
Reinvested	— (a)	2	9	88
Redeemed	(7,620,850)	(10,411,769)	(68,667,650)	(90,340,217)

Change in Reserve Shares	(20,548)	(21,034)	(75,374)	(149,125)

Service
Issued	7,371,714	8,375,190	—	—
Reinvested	60	87	— (a)	— (a)
Redeemed	(7,065,978)	(8,308,825)	—	—

Change in Service Shares	305,796	66,452	— (a)	— (a)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$1,605,743	$2,633,757	$40,816,614	$40,426,158
Dividends and distributions reinvested	— (a)	175	11	145
Cost of shares redeemed	(1,890,248)	(2,934,448)	(40,730,290)	(40,119,479)

Change in net assets from Agency capital transactions	$(284,505)	$(300,516)	$86,335	$306,824

Capital
Proceeds from shares issued	$—	$—	$21,705,500	$21,338,966
Dividends and distributions reinvested	—	—	61	409
Cost of shares redeemed	—	—	(18,555,562)	(22,338,688)

Change in net assets from Capital capital transactions	$—	$—	$3,149,999	$(999,313)

Institutional Class
Proceeds from shares issued	$11,888,058	$20,934,210	$19,838,451	$16,665,951
Dividends and distributions reinvested	32	1,373	51	249
Cost of shares redeemed	(12,731,439)	(24,912,467)	(19,269,119)	(14,963,482)

Change in net assets from Institutional Class capital transactions	$(843,349)	$(3,976,884)	$569,383	$1,702,718

Morgan
Proceeds from shares issued	$4,232,558	$4,953,566	$108,754,446	$76,469,637
Dividends and distributions reinvested	2	30	8	99
Cost of shares redeemed	(4,353,375)	(4,863,686)	(108,633,303)	(76,391,551)

Change in net assets from Morgan capital transactions	$(120,815)	$89,910	$121,151	$78,185

Premier
Proceeds from shares issued	$901,133	$1,777,236	$58,181,412	$85,287,855
Dividends and distributions reinvested	4	81	5	87
Cost of shares redeemed	(1,134,951)	(1,980,643)	(58,458,539)	(85,502,056)

Change in net assets from Premier capital transactions	$(233,814)	$(203,326)	$(277,122)	$(214,114)

Reserve
Proceeds from shares issued	$114,812	$361,336	$147,893	$154,471
Dividends and distributions reinvested	— (a)	6	— (a)	9
Cost of shares redeemed	(109,899)	(462,138)	(124,453)	(417,364)

Change in net assets from Reserve capital transactions	$4,913	$(100,796)	$23,440	$(262,884)

Service
Dividends and distributions reinvested	$—	$—	$— (a)	$— (a)

Change in net assets from Service capital transactions	$—	$—	$— (a)	$— (a)

Total change in net assets from capital transactions	$(1,477,570)	$(4,491,612)	$3,673,186	$611,416

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
SHARE TRANSACTIONS:
Agency
Issued	1,605,743	2,633,757	40,816,614	40,426,145
Reinvested	— (a)	175	11	145
Redeemed	(1,890,248)	(2,934,448)	(40,730,290)	(40,119,466)

Change in Agency Shares	(284,505)	(300,516)	86,335	306,824

Capital
Issued	—	—	21,705,500	21,338,887
Reinvested	—	—	61	409
Redeemed	—	—	(18,555,562)	(22,338,688)

Change in Capital Shares	—	—	3,149,999	(999,392)

Institutional Class
Issued	11,888,058	20,934,210	19,838,451	16,665,911
Reinvested	32	1,373	51	249
Redeemed	(12,731,439)	(24,912,467)	(19,269,119)	(14,963,394)

Change in Institutional Class Shares	(843,349)	(3,976,884)	569,383	1,702,766

Morgan
Issued	4,232,558	4,953,566	108,754,446	76,469,611
Reinvested	2	30	8	99
Redeemed	(4,353,375)	(4,863,686)	(108,633,303)	(76,391,551)

Change in Morgan Shares	(120,815)	89,910	121,151	78,159

Premier
Issued	901,133	1,777,236	58,181,412	85,287,843
Reinvested	4	81	5	87
Redeemed	(1,134,951)	(1,980,643)	(58,458,539)	(85,502,011)

Change in Premier Shares	(233,814)	(203,326)	(277,122)	(214,081)

Reserve
Issued	114,812	361,336	147,893	154,372
Reinvested	— (a)	6	— (a)	9
Redeemed	(109,899)	(462,138)	(124,453)	(417,240)

Change in Reserve Shares	4,913	(100,796)	23,440	(262,859)

Service
Reinvested	—	—	— (a)	— (a)

Change in Service Shares	—	—	— (a)	— (a)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$2,412,983	$2,281,248	$459,586	$91,864
Dividends and distributions reinvested	28	254	14	29
Cost of shares redeemed	(2,511,600)	(2,551,888)	(369,915)	(190,351)

Change in net assets from Agency capital transactions	$(98,589)	$(270,386)	$89,685	$(98,458)

Direct
Dividends and distributions reinvested	$— (a)	$—	$—	$—

Change in net assets from Direct capital transactions	$— (a)	$— (a)	$—	$—

Eagle Class (b)
Proceeds from shares issued	$775,180	$1,603,033	$—	$—
Dividends and distributions reinvested	163	261	—	—
Cost of shares redeemed	(878,338)	(471,650)	—	—

Change in net assets from Eagle Class capital transactions	$(102,995)	$1,131,644	$—	$—

E*Trade
Proceeds from shares issued	$—	$—	$682,293	$648,507
Dividends and distributions reinvested	—	—	186	378
Cost of shares redeemed	—	—	(642,193)	(509,534)

Change in net assets from E*Trade capital transactions	$—	$—	$40,286	$139,351

Institutional Class
Proceeds from shares issued	$38,432,686	$65,230,649	$1,302,748	$3,306,063
Dividends and distributions reinvested	883	5,418	651	1,608
Cost of shares redeemed	(42,996,139)	(66,112,487)	(1,697,301)	(3,944,633)

Change in net assets from Institutional Class capital transactions	$(4,562,570)	$(876,420)	$(393,902)	$(636,962)

Morgan
Proceeds from shares issued	$36,619,812	$42,489,029	$1,079,996	$566,600
Dividends and distributions reinvested	15	84	4	43
Cost of shares redeemed	(36,732,902)	(42,491,534)	(1,066,680)	(596,901)

Change in net assets from Morgan capital transactions	$(113,075)	$(2,421)	$13,320	$(30,258)

Premier
Proceeds from shares issued	$15,502,579	$11,237,738	$179,452	$198,265
Dividends and distributions reinvested	9	59	1	10
Cost of shares redeemed	(15,348,071)	(11,912,760)	(213,820)	(250,665)

Change in net assets from Premier capital transactions	$154,517	$(674,963)	$(34,367)	$(52,390)

Reserve
Proceeds from shares issued	$34,201,889	$33,749,575	$14,063,653	$18,626,576
Dividends and distributions reinvested	24	113	— (a)	3
Cost of shares redeemed	(33,178,810)	(33,654,208)	(14,068,543)	(18,692,063)

Change in net assets from Reserve capital transactions	$1,023,103	$95,480	$(4,890)	$(65,484)

Service
Proceeds from shares issued	$—	$—	$7,377,557	$6,862,664
Dividends and distributions reinvested	—	—	3	41
Cost of shares redeemed	—	—	(7,418,151)	(6,962,876)

Change in net assets from Service capital transactions	$—	$—	$(40,591)	$(100,171)

Total change in net assets from capital transactions	$(3,699,609)	$(597,066)	$(330,459)	$(844,372)

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
SHARE TRANSACTIONS:
Agency
Issued	2,412,983	2,281,248	459,586	91,864
Reinvested	28	254	14	29
Redeemed	(2,511,600)	(2,551,888)	(369,915)	(190,351)

Change in Agency Shares	(98,589)	(270,386)	89,685	(98,458)

Direct
Reinvested	— (a)	— (a)	—	—

Change in Direct Shares	— (a)	— (a)	—	—

Eagle Class (b)
Issued	775,180	1,603,033	—	—
Reinvested	163	261	—	—
Redeemed	(878,338)	(471,650)	—	—

Change in Eagle Class Shares	(102,995)	1,131,644	—	—

E*Trade
Issued	—	—	682,293	648,507
Reinvested	—	—	186	378
Redeemed	—	—	(642,193)	(509,534)

Change in E*Trade Shares	—	—	40,286	139,351

Institutional Class
Issued	38,432,686	65,230,649	1,302,748	3,306,063
Reinvested	883	5,418	651	1,608
Redeemed	(42,996,139)	(66,112,487)	(1,697,301)	(3,944,633)

Change in Institutional Class Shares	(4,562,570)	(876,420)	(393,902)	(636,962)

Morgan
Issued	36,619,812	42,489,029	1,079,996	566,600
Reinvested	15	84	4	43
Redeemed	(36,732,902)	(42,491,534)	(1,066,680)	(596,901)

Change in Morgan Shares	(113,075)	(2,421)	13,320	(30,258)

Premier
Issued	15,502,579	11,237,738	179,452	198,265
Reinvested	9	59	1	10
Redeemed	(15,348,071)	(11,912,761)	(213,820)	(250,665)

Change in Premier Shares	154,517	(674,964)	(34,367)	(52,390)

Reserve
Issued	34,201,889	33,749,575	14,063,653	18,626,576
Reinvested	24	113	— (a)	3
Redeemed	(33,178,810)	(33,654,208)	(14,068,543)	(18,692,063)

Change in Reserve Shares	1,023,103	95,480	(4,890)	(65,484)

Service
Issued	—	—	7,377,557	6,862,664
Reinvested	—	—	3	41
Redeemed	—	—	(7,418,151)	(6,962,876)

Change in Service Shares	—	—	(40,591)	(100,171)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective May 10, 2010 for Tax Free Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Prime Money Market Fund
Class B
Year Ended February 29, 2012	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Class C
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Agency
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Capital
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Cash Management
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Direct
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Eagle Class
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
May 10, 2010 (h) through February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Includes insurance expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$2,829	0.29%		0.01%		1.16%
1.00	0.01		4,473	0.31		0.01		1.16
1.00	0.00	(e)	6,932	0.59	(f)	0.00	(e)	1.17
1.00	1.62		13,709	0.99	(f)	1.52		1.17
1.00	4.28		7,903	0.97		4.18		1.17

1.00	0.01		9,993	0.29		0.01		1.16
1.00	0.01		12,361	0.32		0.01		1.16
1.00	0.00	(e)	6,723	0.58	(f)	0.00	(e)	1.17
1.00	1.62		11,057	0.99	(f)	1.52		1.17
1.00	4.28		5,887	0.97		4.11		1.17

1.00	0.04		8,019,311	0.26		0.04		0.31
1.00	0.07		12,815,353	0.26		0.07		0.31
1.00	0.26		11,341,161	0.28	(f)	0.27		0.32
1.00	2.34		14,591,611	0.27	(g)	2.27		0.32
1.00	5.02		10,640,542	0.26		4.88		0.32

1.00	0.12		75,485,880	0.18		0.12		0.21
1.00	0.15		76,648,261	0.18		0.14		0.21
1.00	0.35		86,818,790	0.18	(g)	0.35		0.22
1.00	2.44		82,462,192	0.18	(f)	2.30		0.22
1.00	5.12		43,128,647	0.16		4.98		0.22

1.00	0.01		527,614	0.29		0.01		0.96
1.00	0.01		565,910	0.32		0.01		0.96
1.00	0.00	(e)	385,509	0.53	(g)	0.00	(e)	0.97
1.00	1.63		334,078	0.97	(g)	1.52		0.97
1.00	4.28		323,442	0.96		4.27		0.97

1.00	0.02		1,558,831	0.28		0.02		0.31
1.00	0.03		1,183,658	0.29		0.03		0.31
1.00	0.04		1,009,356	0.30		0.04		0.30

1.00	0.01		838,513	0.29		0.01		0.71
1.00	0.01		1,207,045	0.41		0.01		0.88

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Prime Money Market Fund (continued)
Institutional Class
Year Ended February 29, 2012	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Investor
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Morgan
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Premier
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Reserve
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Service
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Includes insurance expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.09%		$26,769,490	0.21%		0.09%		0.26%
1.00	0.12		29,886,053	0.21		0.11		0.26
1.00	0.32		39,053,068	0.22	(g)	0.32		0.27
1.00	2.40		45,721,168	0.22	(f)	2.28		0.27
1.00	5.08		28,355,614	0.20		4.95		0.27

1.00	0.01		520,797	0.29		0.01		0.51
1.00	0.01		480,917	0.32		0.01		0.51
1.00	0.00	(e)	613,967	0.32		0.00	(e)	0.50

1.00	0.01		2,667,326	0.29		0.01		0.51
1.00	0.01		2,936,414	0.31		0.01		0.51
1.00	0.10		3,892,404	0.45	(f)	0.13		0.52
1.00	2.09		7,939,483	0.52	(f)	2.05		0.52
1.00	4.75		7,199,661	0.51		4.64		0.52

1.00	0.01		3,338,000	0.29		0.01		0.46
1.00	0.01		5,021,450	0.31		0.01		0.46
1.00	0.13		5,852,367	0.42	(f)	0.14		0.47
1.00	2.14		10,888,362	0.47	(f)	2.08		0.47
1.00	4.82		9,105,808	0.45		4.72		0.47

1.00	0.01		1,526,992	0.29		0.01		0.71
1.00	0.01		1,781,936	0.31		0.01		0.71
1.00	0.04		2,569,511	0.52	(f)	0.04		0.72
1.00	1.89		3,927,075	0.72	(f)	1.74		0.72
1.00	4.56		1,901,561	0.70		4.46		0.72

1.00	0.01		1,419,924	0.29		0.01		1.06
1.00	0.01		1,088,239	0.31		0.01		1.06
1.00	0.00	(e)	1,007,290	0.32		0.00	(e)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Liquid Assets Money Market Fund
Class B
Year Ended February 29, 2012	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Class C
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Agency
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Capital
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

E*Trade
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
January 8, 2009 (i) through February 28, 2009	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)

Institutional Class
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Includes interest expense of 0.01%.
(h)	Includes insurance expense of 0.01%.
(i)	Commencement of offering of class of shares.
(j)	Includes insurance expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$6,248	0.30%		0.01%		1.17%
1.00	0.02		9,102	0.33		0.01		1.17
1.00	0.00	(e)	17,713	0.63	(f)	0.00	(e)	1.18
1.00	1.71		34,781	0.99	(f)	1.57		1.19
1.00	4.29		19,010	0.98	(g)	4.20		1.18

1.00	0.01		398,734	0.30		0.01		1.17
1.00	0.02		419,195	0.33		0.01		1.18
1.00	0.00	(e)	420,552	0.59	(f)	0.00	(e)	1.18
1.00	1.71		468,725	0.98	(h)	1.74		1.18
1.00	4.29		616,746	0.98	(g)	4.17		1.18

1.00	0.05		134,975	0.26		0.05		0.32
1.00	0.09		415,248	0.26		0.08		0.33
1.00	0.30		308,594	0.28	(f)	0.31		0.33
1.00	2.43		451,480	0.27	(h)	2.42		0.33
1.00	5.03		499,591	0.26		4.86		0.33

1.00	0.13		2,985,462	0.18		0.13		0.22
1.00	0.17		2,296,780	0.18		0.16		0.22
1.00	0.40		3,953,966	0.19	(f)	0.39		0.23
1.00	2.53		3,953,504	0.18	(f)	2.40		0.23
1.00	5.14		2,441,114	0.16		4.94		0.23

1.00	0.05		199,806	0.26		0.05		1.07
1.00	0.06		187,244	0.29		0.05		1.07
1.00	0.03		179,380	0.32		0.05		1.06
1.00	0.06		1,761	1.03	(j)	0.21		1.09

1.00	0.10		4,243,305	0.21		0.10		0.27
1.00	0.14		2,183,936	0.21		0.13		0.27
1.00	0.36		2,438,682	0.22	(f)	0.33		0.28
1.00	2.49		2,047,234	0.22	(f)	2.36		0.28
1.00	5.10		1,211,750	0.20		5.01		0.28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Liquid Assets Money Market Fund (continued)
Investor
Year Ended February 29, 2012	$1.00	$—	(b)	$—	(b)	$—	(b)	$—	(b)	$—	(b)	$—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(b)	0.05		(0.05)		—		(0.05)

Morgan
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(b)	0.05		(0.05)		—		(0.05)

Premier
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(b)	0.05		(0.05)		—		(0.05)

Reserve
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(b)	0.04		(0.04)		—		(0.04)

Service
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(b)	0.04		(0.04)		—		(0.04)

(a)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(b)	Amount rounds to less than $0.01.
(c)	Amount rounds to less than 0.01%.
(d)	Includes insurance expense of 0.02%.
(e)	Includes interest expense of 0.01%.
(f)	Includes insurance expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (a)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$562,453	0.30%		0.01%		0.52%
1.00	0.02		491,592	0.33		0.01		0.52
1.00	0.12		572,388	0.47	(d)	0.14		0.53
1.00	2.17		714,135	0.52	(f)	2.16		0.53
1.00	4.77		745,382	0.51		4.74		0.53

1.00	0.01		2,975,898	0.30		0.01		0.62
1.00	0.02		2,964,774	0.33		0.01		0.62
1.00	0.09		3,141,289	0.49	(d)	0.09		0.63
1.00	2.09		3,567,073	0.60	(f)	2.05		0.63
1.00	4.69		3,322,087	0.60	(e)	4.57		0.63

1.00	0.01		166,487	0.30		0.01		0.47
1.00	0.02		231,302	0.33		0.01		0.47
1.00	0.15		317,407	0.44	(d)	0.16		0.48
1.00	2.23		660,906	0.46	(f)	2.27		0.48
1.00	4.84		754,089	0.45		4.68		0.48

1.00	0.01		249,909	0.30		0.01		0.72
1.00	0.02		286,293	0.33		0.01		0.72
1.00	0.05		380,945	0.57	(d)	0.07		0.73
1.00	1.98		832,849	0.71	(f)	2.09		0.73
1.00	4.57		1,951,990	0.71	(e)	4.48		0.73

1.00	0.01		156,429	0.30		0.01		1.07
1.00	0.02		216,160	0.33		0.01		1.07
1.00	0.00	(b)	352,780	0.64	(d)	0.00	(c)	1.08
1.00	1.62		768,490	1.07	(d)	1.43		1.09
1.00	4.23		17	1.04		4.14		1.08

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Government Money Market Fund
Agency
Year Ended February 29, 2012	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Capital
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Direct
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Institutional Class
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Investor
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

Morgan
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Premier
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.01%.
(g)	Includes insurance expense of 0.02%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%	$8,520,118	0.12%		0.01%		0.31%
1.00	0.02	7,720,013	0.24		0.00	(e)	0.31
1.00	0.13	8,057,013	0.26		0.14		0.31
1.00	1.81	12,778,607	0.27	(f)	1.60		0.32
1.00	4.82	5,168,268	0.26		4.65		0.32

1.00	0.01	33,517,276	0.12		0.01		0.21
1.00	0.08	34,776,795	0.18		0.06		0.21
1.00	0.21	38,504,450	0.17		0.22		0.21
1.00	1.92	53,014,849	0.18	(g)	1.58		0.22
1.00	4.92	15,643,602	0.16		4.64		0.21

1.00	0.01	645,927	0.12		0.01		0.31
1.00	0.02	377,821	0.24		0.00	(e)	0.31
1.00	0.01	88,599	0.27		0.01		0.30

1.00	0.01	10,402,935	0.12		0.01		0.26
1.00	0.05	11,591,430	0.21		0.03		0.26
1.00	0.18	19,839,937	0.21		0.18		0.26
1.00	1.88	24,864,451	0.22	(g)	1.56		0.27
1.00	4.88	7,023,964	0.20		4.58		0.26

1.00	0.01	4,401,603	0.12		0.01		0.51
1.00	0.02	3,266,727	0.24		0.00	(e)	0.51
1.00	0.00	3,438,538	0.25		0.00	(e)	0.50

1.00	0.01	1,931,164	0.13		0.01		0.61
1.00	0.02	2,381,884	0.24		0.00	(e)	0.61
1.00	0.01	2,307,416	0.41		0.01		0.61
1.00	1.48	4,990,436	0.60	(f)	1.39		0.62
1.00	4.48	3,356,978	0.59		4.38		0.62

1.00	0.01	4,841,573	0.12		0.01		0.46
1.00	0.02	4,769,530	0.24		0.00	(e)	0.46
1.00	0.04	5,162,992	0.35		0.03		0.46
1.00	1.62	3,389,001	0.46	(f)	1.47		0.47
1.00	4.62	1,856,533	0.45		4.49		0.47

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Government Money Market Fund (continued)
Reserve
Year Ended February 29, 2012	$1.00	$—	(b)	$—	(b)	$—	(b)	$—	(b)	$—	(b)	$—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(b)	0.04		(0.04)		—		(0.04)

Service
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(b)	0.04		(0.04)		—		(0.04)

(a)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(b)	Amount rounds to less than $0.01.
(c)	Amount rounds to less than 0.01%.
(d)	Includes insurance expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (a)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$23,828	0.14%		0.00	%(c)	0.71%
1.00	0.02		44,382	0.24		0.00	(c)	0.71
1.00	0.00	(c)	65,425	0.43		0.00	(c)	0.71
1.00	1.37		181,072	0.71	(d)	1.47		0.71
1.00	4.36		280,327	0.70		4.30		0.72

1.00	0.01		867,708	0.13		0.00	(c)	1.06
1.00	0.02		561,970	0.24		0.00	(c)	1.06
1.00	0.00		495,606	0.39		0.00	(c)	1.06
1.00	1.04		597,506	1.00	(d)	0.44		1.07
1.00	4.01		252	1.05		3.00		1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund
Class B
Year Ended February 29, 2012	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Class C
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Agency
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Direct
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Institutional Class
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Investor
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Morgan
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.01%.
(g)	Includes insurance expense of 0.02%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$515	0.09%		0.00	%(e)	1.16%
1.00	0.01		617	0.21		0.00	(e)	1.16
1.00	0.00		1,192	0.28	(f)	0.00	(e)	1.16
1.00	0.58		1,814	0.69	(g)	0.46		1.17
1.00	3.63		1,542	0.97		3.60		1.17

1.00	0.00	(e)	189,206	0.09		0.00	(e)	1.16
1.00	0.01		175,024	0.21		0.00	(e)	1.16
1.00	0.00		91,807	0.30	(f)	0.00	(e)	1.17
1.00	0.58		161,891	0.68	(g)	0.44		1.18
1.00	3.63		93,532	0.97		3.21		1.17

1.00	0.00	(e)	998,134	0.09		0.00	(e)	0.31
1.00	0.01		2,052,542	0.21		0.00	(e)	0.31
1.00	0.05		2,216,299	0.23	(f)	0.05		0.31
1.00	1.05		2,824,679	0.28	(g)	0.72		0.33
1.00	4.37		1,019,655	0.26		4.13		0.32

1.00	0.00	(e)	2,070,205	0.08		0.00	(e)	0.31
1.00	0.01		1,197,068	0.21		0.00	(e)	0.31
1.00	0.00	(e)	916,720	0.18		0.00	(e)	0.30

1.00	0.00	(e)	6,946,570	0.08		0.00	(e)	0.26
1.00	0.02		5,796,795	0.20		0.01		0.26
1.00	0.08		7,994,678	0.20	(f)	0.09		0.26
1.00	1.12		12,044,908	0.22	(g)	0.73		0.28
1.00	4.43		6,073,940	0.20		3.92		0.27

1.00	0.00	(e)	381,781	0.08		0.00	(e)	0.51
1.00	0.01		461,529	0.21		0.00	(e)	0.51
1.00	0.00	(e)	861,277	0.29	(f)	0.00	(e)	0.52
1.00	0.84		1,126,084	0.49	(f)	0.84		0.52
1.00	4.11		1,370,557	0.51		4.11		0.52

1.00	0.00	(e)	554,548	0.10		0.00	(e)	0.61
1.00	0.01		875,074	0.21		0.00	(e)	0.61
1.00	0.00	(e)	981,399	0.29	(f)	0.00	(e)	0.61
1.00	0.79		1,648,642	0.53	(g)	0.75		0.62
1.00	4.02		1,939,331	0.59		3.95		0.62

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund (continued)
Premier
Year Ended February 29, 2012	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Reserve
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Service
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.01%.
(g)	Includes insurance expense of 0.02%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$618,249	0.09%		0.00	%(e)	0.46%
1.00	0.01		720,085	0.21		0.00	(e)	0.46
1.00	0.00	(e)	860,500	0.28	(f)	0.00	(e)	0.46
1.00	0.88		1,393,368	0.45	(g)	0.77		0.47
1.00	4.17		1,132,622	0.45		4.07		0.47

1.00	0.00	(e)	998,994	0.09		0.00	(e)	0.71
1.00	0.01		1,074,397	0.21		0.00	(e)	0.71
1.00	0.00	(e)	1,223,618	0.29	(f)	0.00	(e)	0.71
1.00	0.72		2,020,603	0.57	(g)	0.54		0.73
1.00	3.91		1,231,644	0.70		3.85		0.72

1.00	0.00	(e)	100	0.09		0.00	(e)	1.06
1.00	0.01		100	0.21		0.00	(e)	1.06
1.00	0.00		100	0.21		0.00	(e)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Federal Money Market Fund
Agency
Year Ended February 29, 2012	$1.00	$—		$—	(b)	$—	(b)	$—	(b)	$—		$—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(b)	0.05		(0.05)		—		(0.05)
Institutional Class
Year Ended February 29, 2012	1.00	—		—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(b)	0.05		(0.05)		—		(0.05)
Morgan
Year Ended February 29, 2012	1.00	—		—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(b)	0.04		(0.04)		—		(0.04)
Premier
Year Ended February 29, 2012	1.00	—		—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(b)	0.04		(0.04)		—		(0.04)
Reserve
Year Ended February 29, 2012	1.00	—		—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(b)	0.04		(0.04)		—		(0.04)

(a)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(b)	Amount rounds to less than $0.01.
(c)	Amount rounds to less than 0.01%.
(d)	Includes insurance expense of 0.02%.
(e)	Includes insurance expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (a)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(c)	$786,165	0.11%		0.00	%(c)	0.33%
1.00	0.02		1,070,681	0.22		0.00	(c)	0.31
1.00	0.11		1,371,397	0.26		0.11		0.31
1.00	1.76		1,583,121	0.28	(d)	1.50		0.32
1.00	4.77		570,445	0.26		4.47		0.32

1.00	0.00	(c)	4,325,820	0.10		0.00	(c)	0.28
1.00	0.04		5,169,215	0.21		0.02		0.26
1.00	0.16		9,147,745	0.21	(e)	0.18		0.26
1.00	1.82		18,216,366	0.21	(e)	1.70		0.27
1.00	4.83		13,536,697	0.20		4.64		0.27

1.00	0.00	(c)	140,119	0.11		0.00	(c)	0.63
1.00	0.02		260,943	0.22		0.00	(c)	0.61
1.00	0.00	(c)	171,067	0.38	(e)	0.00	(c)	0.61
1.00	1.42		271,793	0.60	(e)	1.42		0.62
1.00	4.42		295,739	0.59		4.29		0.62

1.00	0.00	(c)	435,501	0.11		0.00	(c)	0.48
1.00	0.02		669,328	0.22		0.00	(c)	0.46
1.00	0.02		872,798	0.37	(e)	0.03		0.46
1.00	1.57		1,648,481	0.46	(e)	1.47		0.47
1.00	4.57		1,128,873	0.45		4.41		0.47

1.00	0.00	(c)	11,368	0.09		0.01		0.73
1.00	0.02		6,455	0.23		0.00	(c)	0.71
1.00	0.00	(c)	107,259	0.38		0.00	(c)	0.71
1.00	1.32		74,937	0.70	(d)	1.06		0.72
1.00	4.31		28,485	0.70		4.08		0.72

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund
Agency
Year Ended February 29, 2012	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Capital
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Institutional Class
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Morgan
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Premier
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Reserve
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Service
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (f) through February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

Ratios/Supplemental data
	Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$1,914,902	0.06%	0.00	%(e)	0.31%
1.00	0.01		1,828,609	0.16	0.00	(e)	0.31
1.00	0.00	(e)	1,522,013	0.19	0.00	(e)	0.30
1.00	1.03		2,172,668	0.25	0.97		0.31
1.00	4.13		1,306,725	0.26	3.94		0.32

1.00	0.00	(e)	8,254,673	0.05	0.00	(e)	0.21
1.00	0.01		5,104,707	0.16	0.00	(e)	0.21
1.00	0.05		6,104,553	0.14	0.05		0.20
1.00	1.13		7,615,191	0.16	1.12		0.21
1.00	4.24		7,761,701	0.16	3.75		0.22

1.00	0.00	(e)	7,246,605	0.06	0.00	(e)	0.26
1.00	0.01		6,677,266	0.16	0.00	(e)	0.26
1.00	0.02		4,975,391	0.17	0.03		0.25
1.00	1.09		12,766,575	0.20	1.06		0.26
1.00	4.20		13,006,895	0.20	3.75		0.27

1.00	0.00	(e)	1,512,492	0.05	0.00	(e)	0.61
1.00	0.01		1,391,343	0.16	0.00	(e)	0.61
1.00	0.00		1,313,218	0.19	0.00	(e)	0.60
1.00	0.77		2,103,069	0.53	0.75		0.61
1.00	3.79		2,359,306	0.59	3.67		0.62

1.00	0.00	(e)	1,482,938	0.06	0.00	(e)	0.46
1.00	0.01		1,760,070	0.16	0.00	(e)	0.46
1.00	0.00		1,974,357	0.19	0.00	(e)	0.45
1.00	0.87		3,629,348	0.41	0.80		0.46
1.00	3.94		2,352,252	0.45	3.74		0.47

1.00	0.00	(e)	69,684	0.05	0.01		0.71
1.00	0.01		46,241	0.15	0.00	(e)	0.71
1.00	0.00		309,357	0.22	0.00	(e)	0.70
1.00	0.68		4,920,380	0.59	0.63		0.71
1.00	3.68		3,763,803	0.70	3.33		0.72

1.00	0.00	(e)	100	0.06	0.00	(e)	1.06
1.00	0.01		100	0.16	0.00	(e)	1.06
1.00	0.00		100	0.16	0.00	(e)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Tax Free Money Market Fund
Agency
Year Ended February 29, 2012	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Direct
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (g) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Eagle Class
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
May 10, 2010 (g) through February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Morgan
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Premier
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Reserve
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02%.
(f)	Amount rounds to less than 0.01%.
(g)	Commencement of offering of class of shares.
(h)	Includes insurance expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$693,197	0.21%		0.01%		0.31%
1.00	0.08		791,812	0.26		0.04		0.31
1.00	0.16		1,062,442	0.28	(e)	0.17		0.32
1.00	1.64		1,412,071	0.28	(e)	1.57		0.33
1.00	3.30		535,484	0.26		3.21		0.32

1.00	0.01		100	0.22		0.00	(f)	0.31
1.00	0.05		100	0.29		0.01		0.31
1.00	0.02		100	0.30	(e)	0.04		0.31

1.00	0.02		1,028,433	0.21		0.01		0.71
1.00	0.03		1,131,461	0.36		0.01		0.87

1.00	0.03		6,362,480	0.19		0.03		0.26
1.00	0.13		10,925,258	0.21		0.09		0.26
1.00	0.22		11,805,037	0.23	(e)	0.23		0.28
1.00	1.70		13,741,504	0.22	(e)	1.72		0.27
1.00	3.37		12,493,562	0.20		3.27		0.27

1.00	0.01		422,534	0.22		0.00	(f)	0.61
1.00	0.03		535,623	0.30		0.00	(f)	0.61
1.00	0.02		538,168	0.45	(h)	0.03		0.63
1.00	1.30		920,327	0.61	(e)	1.25		0.62
1.00	2.96		758,385	0.59		2.93		0.62

1.00	0.01		2,865,171	0.22		0.00	(f)	0.46
1.00	0.03		2,710,731	0.30		0.00	(f)	0.46
1.00	0.05		3,386,375	0.41	(h)	0.06		0.48
1.00	1.45		5,420,621	0.47	(e)	1.40		0.47
1.00	3.11		4,079,130	0.45		2.96		0.47

1.00	0.01		7,340,658	0.22		0.00	(f)	0.71
1.00	0.03		6,317,759	0.30		0.00	(f)	0.71
1.00	0.00	(f)	6,223,699	0.45	(e)	0.01		0.73
1.00	1.19		8,490,457	0.72	(e)	1.17		0.72
1.00	2.85		7,246,804	0.70		2.75		0.72

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Municipal Money Market Fund
Agency
Year Ended February 29, 2012	$1.00	$—	(b)	$—	(b)	$—	(b)	$—	(b)	$—		$—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)		—	(b)	(0.03)

E*Trade
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)		—	(b)	(0.03)

Institutional Class
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)		—	(b)	(0.03)

Morgan
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)		—	(b)	(0.03)

Premier
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—	(b)	(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)		—	(b)	(0.03)

Reserve
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)		—	(b)	(0.03)

Service
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(b)	0.02		(0.02)		—	(b)	(0.02)

(a)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(b)	Amount rounds to less than $0.01.
(c)	Includes insurance expense of 0.01%.
(d)	Includes insurance expense of 0.02%.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (a)		Net investment income(loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.07%		$121,010	0.26%		0.06%		0.32%
1.00	0.13		31,324	0.26		0.12		0.32
1.00	0.37		129,810	0.27	(c)	0.28		0.33
1.00	1.78		72,466	0.28	(d)	1.69		0.34
1.00	3.33		19,577	0.26		3.20		0.34

1.00	0.01		1,736,816	0.31		0.01		1.07
1.00	0.02		1,696,495	0.36		0.01		1.07
1.00	0.01		1,557,507	0.63	(d)	0.01		1.09
1.00	1.06		1,370,189	0.99	(d)	1.08		1.09
1.00	2.57		1,603,907	1.00		2.55		1.09

1.00	0.11		548,856	0.21		0.12		0.27
1.00	0.18		942,748	0.21		0.17		0.27
1.00	0.42		1,580,078	0.22	(c)	0.34		0.28
1.00	1.84		465,898	0.22	(d)	1.83		0.29
1.00	3.39		647,885	0.20		3.37		0.29

1.00	0.00	(e)	334,195	0.32		0.00	(e)	0.62
1.00	0.01		320,868	0.37		0.00	(e)	0.62
1.00	0.11		351,200	0.54	(d)	0.12		0.64
1.00	1.45		430,604	0.61	(d)	1.41		0.64
1.00	2.99		313,132	0.59		2.94		0.64

1.00	0.00	(e)	78,792	0.32		0.00	(e)	0.47
1.00	0.01		113,158	0.37		0.00	(e)	0.47
1.00	0.20		165,573	0.44	(c)	0.14		0.48
1.00	1.59		76,975	0.47	(d)	1.60		0.49
1.00	3.13		126,250	0.45		3.25		0.49

1.00	0.00	(e)	54,714	0.32		0.00	(e)	0.72
1.00	0.01		59,602	0.37		0.00	(e)	0.72
1.00	0.06		125,114	0.59	(d)	0.06		0.74
1.00	1.34		137,957	0.71	(c)	1.36		0.74
1.00	2.87		225,916	0.70		2.85		0.74

1.00	0.00	(e)	273,172	0.32		0.00	(e)	1.07
1.00	0.01		313,757	0.37		0.00	(e)	1.07
1.00	0.00	(e)	414,008	0.49	(c)	0.00	(e)	1.07
1.00	1.01		89,126	1.03	(f)	0.78		1.10
1.00	2.53		16	1.04		2.49		1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Prime Money Market Fund	Class B, Class C, Agency, Capital, Cash Management, Direct, Eagle Class, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM I	Diversified
Liquid Assets Money Market Fund	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Government Money Market Fund	Agency, Capital, Direct, Eagle Class*, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Treasury Plus Money Market Fund	Class B, Class C, Agency, Direct, Eagle Class*, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
Federal Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service	JPM I	Diversified
Tax Free Money Market Fund	Agency, Direct, Eagle Class, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
Municipal Money Market Fund	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service	JPM II	Diversified

The investment objective of Prime Money Market Fund is to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The investment objective of Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund is to seek current income with liquidity and stability of principal.

The investment objective of U.S. Government Money Market Fund is to seek high current income with liquidity and stability of principal.

The investment objective of Federal Money Market Fund is to provide current income while still preserving capital and maintaining liquidity.

The investment objective of 100% U.S. Treasury Securities Money Market Fund is to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The investment objective of Tax Free Money Market Fund is to provide the highest level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The investment objective of Municipal Money Market Fund is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

* Eagle Class Shares commenced operations on March 1, 2012, for U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund.

Eagle Class Shares commenced operations on May 10, 2010, for Prime Money Market Fund and Tax Free Money Market Fund.

Effective November 1, 2009, Class B Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Morgan Shares.

Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Morgan Shares after eight years. No sales charges are assessed with respect to the Agency, Capital, Cash Management, Direct, Eagle Class, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method

114	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

fairly reflects the market based net asset value per share of the Fund. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 29, 2012, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Prime Money Market Fund
Total Investments in Securities (a)	$—	$124,505,892	$—	$124,505,892

Liquid Assets Money Market Fund
Total Investments in Securities (a)	$—	$12,262,789	$—	$12,262,789

U.S. Government Money Market Fund
Total Investments in Securities (a)	$—	$68,146,560	$—	$68,146,560

U.S. Treasury Plus Money Market Fund
Total Investments in Securities (a)	$—	$13,034,963	$—	$13,034,963

Federal Money Market Fund
Total Investments in Securities (a)	$—	$5,694,805	$—	$5,694,805

100% U.S. Treasury Securities Money Market Fund
Total Investments in Securities (a)	$—	$23,453,713	$—	$23,453,713

Tax Free Money Market Fund
Total Investments in Securities (a)	$—	$18,717,108	$—	$18,717,108

Municipal Money Market Fund
Total Investments in Securities (a)	$—	$3,150,306	$—	$3,150,306

(a)	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio Investments (“SOIs”). Please refer to the SOIs for specifics of the major categories of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended February 29, 2012.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

The following is the value and percentage of net assets of illiquid securities as of February 29, 2012 (amounts in thousands):

	Value	Percentage
Prime Money Market Fund	$4,655,000	3.8%
Liquid Assets Money Market Fund	435,000	3.6
U.S. Government Money Market Fund	1,000,000	1.5
Tax Free Money Market Fund	28,920	0.2
Municipal Money Market Fund	135,790	4.3

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of a Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income		Accumulated Net Realized Gain (Loss) on Investments
Prime Money Market Fund	$2	$—		$(2)
Liquid Assets Money Market Fund	(1)	1		—
U.S. Treasury Plus Money Market Fund	(115)	121		(6)
Federal Money Market Fund	(1)	—		1
100% U.S. Treasury Securities Money Market Fund	1	(1)		—
Tax Free Money Market Fund	(2)	2		—
Municipal Money Market Fund	1	—	(a)	(1)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to prior year undistributed income true up (Prime Money Market, Liquid Assets Money Market Fund, 100% U.S. Treasury Securities Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund), prior year undistributed gain (loss) true up (Prime Money Market Fund, Federal Money Market Fund and Municipal Money Market Fund) and taxable overdistributions (U.S. Treasury Plus Money Market Fund).

116	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each Fund and for such services is paid a fee. The Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 29, 2012, the annual effective rate was 0.07% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class B, Class C, Cash Management, Eagle Class, E*Trade, Morgan, Reserve, and Service Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Agency, Capital, Direct, Institutional Class, Investor and Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class B	Class C	Cash Management	Eagle Class	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	0.75%	0.50%	0.25%	n/a	n/a	0.25%	0.60%
Liquid Assets Money Market Fund	0.75	0.75	n/a	n/a	0.60%	0.10%	0.25	0.60
U.S. Government Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	0.60
U.S. Treasury Plus Money Market Fund	0.75	0.75	n/a	n/a	n/a	0.10	0.25	0.60
Federal Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	0.60
Tax Free Money Market Fund	n/a	n/a	n/a	0.25	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	n/a	n/a	n/a	0.60	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

In addition, the Distributor is entitled to receive the CDSC from redemptions of Class B and Class C Shares. For the year ended February 29, 2012, the Distributor retained the following amounts (in thousands):

CDSC
Prime Money Market Fund	$13
Liquid Assets Money Market Fund	16
U.S. Treasury Plus Money Market Fund	1

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	Eagle Class
Prime Money Market Fund	0.25%	0.25%	0.15%	0.05%	0.30%	0.15%	0.30%
Liquid Assets Money Market Fund	0.25	0.25	0.15	0.05	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	n/a	0.15	0.05	n/a	0.15	n/a
U.S. Treasury Plus Money Market Fund	0.25	0.25	0.15	n/a	n/a	0.15	n/a
Federal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.15	0.30
Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.10%	0.35%	0.35%	0.30%	0.30%	0.30%
Liquid Assets Money Market Fund	0.30%	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Government Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Treasury Plus Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	0.30
Federal Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	0.30
Tax Free Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.30	0.10	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB, an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	Eagle Class
Prime Money Market Fund	0.97%	0.97%	0.26%	0.18%	0.96%	0.30%	0.70%
Liquid Assets Money Market Fund	0.97	0.97	0.26	0.18	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	n/a	0.26	0.18	n/a	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.97	0.97	0.26	n/a	n/a	0.30	n/a
Federal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.26	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.26	n/a	n/a	0.30	0.70
Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a

118	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.21%	0.51%	0.52%	0.45%	0.70%	1.05%
Liquid Assets Money Market Fund	1.00%	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Government Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Treasury Plus Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05
Federal Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	1.05
Tax Free Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	1.00	0.21	n/a	0.59	0.45	0.70	1.05

The expense limitation agreements were in effect for the year ended February 29, 2012. The contractual expense limitation percentages in the table above are in place until at least June 30, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the year ended February 29, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended February 29, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Prime Money Market Fund	$—	$—	$39,893	$39,893	$—
Liquid Assets Money Market Fund	—	—	4,732	4,732	—
U.S. Government Money Market Fund	26,061	115	18,566	44,742	—
U.S. Treasury Plus Money Market Fund	8,976	1,358	5,131	15,465	—
Federal Money Market Fund	3,666	797	3,665	8,128	119
100% U.S. Treasury Securities Money Market Fund	14,236	6,045	6,756	27,037	—
Tax Free Money Market Fund	501	—	5,513	6,014	—
Municipal Money Market Fund	—	—	1,799	1,799	—

	Voluntary Waivers
	Shareholder Servicing	Distribution	Total
Prime Money Market Fund	$20,847	$17,286	$38,133
Liquid Assets Money Market Fund	7,995	8,542	16,537
U.S. Government Money Market Fund	57,342	6,398	63,740
U.S. Treasury Plus Money Market Fund	16,387	4,757	21,144
Federal Money Market Fund	4,358	237	4,595
100% U.S. Treasury Securities Money Market Fund	16,787	1,655	18,442
Tax Free Money Market Fund	25,359	19,052	44,411
Municipal Money Market Fund	2,614	12,067	14,681

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 29, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended February 29, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

4. Class Specific Expenses

The Funds’ class specific expenses for the year ended February 29, 2012 were as follows (amounts in thousands):

	Distribution	Shareholder Servicing
Prime Money Market Fund
Class B	$25	$8
Class C	96	32
Agency	—	15,425
Capital	—	34,229
Cash Management	2,683	1,610
Direct	—	2,176
Eagle Class	2,474	2,969
Institutional Class	—	28,913
Investor	—	1,999
Morgan	—	9,695
Premier	—	10,471
Reserve	4,102	4,923
Service	7,952	3,976

	$17,332	$116,426

Liquid Assets Money Market Fund
Class B	$56	$19
Class C	2,962	987
Agency	—	327
Capital	—	1,213
E*Trade	1,173	587
Institutional Class	—	2,650
Investor	—	1,864
Morgan	2,939	10,287
Premier	—	477
Reserve	691	829
Service	1,102	551

	$8,923	$19,791

U.S. Government Money Market Fund
Agency	$—	$11,397
Capital	—	16,354
Direct	—	797
Institutional Class	—	10,589
Investor	—	15,371
Morgan	2,189	7,660
Premier	—	13,895
Reserve	92	111
Service	4,180	2,090

	$6,461	$78,264

120	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Distribution		Shareholder Servicing
U.S. Treasury Plus Money Market Fund
Agency	$—		$2,213
Class B	4		1
Class C	1,378		459
Direct	—		2,819
Institutional Class	—		7,091
Investor	—		1,563
Morgan	705		2,468
Premier	—		1,897
Reserve	2,688		3,226
Service	1		—	(a)

	$4,776		$21,737

Federal Money Market Fund
Agency	$—		$1,429
Institutional Class	—		4,397
Morgan	210		735
Premier	—		1,484
Reserve	27		32

	$237		$8,077

100% U.S. Treasury Securities Money Market Fund
Agency	$—		$2,514
Capital	—		3,717
Institutional Class	—		7,204
Morgan	1,527		5,344
Premier	—		4,610
Reserve	128		154
Service	—	(a)	—	(a)

	$1,655		$23,543

Tax Free Money Market Fund
Agency	$—		$1,170
Direct	—		—	(a)
Eagle Class	2,658		3,190
Institutional Class	—		8,554
Morgan	437		1,530
Premier	—		7,460
Reserve	15,957		19,148

	$19,052		$41,052

Municipal Money Market Fund
Agency	$—		$122
E*Trade	9,969		4,984
Institutional Class	—		673
Morgan	306		1,072
Premier	—		303
Reserve	154		184
Service	1,704		852

	$12,133		$8,190

(a)	Amount rounds to less than $1,000.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

5. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February 29, 2012 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$113,068	$—	$—	$113,068
Liquid Assets Money Market Fund	6,641	—	—	6,641
U.S. Government Money Market Fund	6,433	—	—	6,433
U.S. Treasury Plus Money Market Fund	178	—	—	178
Federal Money Market Fund	118	—	—	118
100% U.S. Treasury Securities Money Market Fund	340	—	—	340
Tax Free Money Market Fund	—	—	4,092	4,092
Municipal Money Market Fund	—	—	1,045	1,045

The tax character of distributions paid during the fiscal year ended February, 28, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$160,997	$—	$—	$160,997
Liquid Assets Money Market Fund	7,957	—	—	7,957
U.S. Government Money Market Fund	41,166	1	—	41,167
U.S. Treasury Plus Money Market Fund	2,575	—	—	2,575
Federal Money Market Fund	3,382	135	—	3,517
100% U.S. Treasury Securities Money Market Fund	2,435	—	—	2,435
Tax Free Money Market Fund	2,697	2,063	15,458	20,218
Municipal Money Market Fund	74	—	2,801	2,875

At February 29, 2012, the components of net assets (excluding Paid-in-Capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income
Prime Money Market Fund	$13,355	$—	$—
Liquid Assets Money Market Fund	604	—	—
U.S. Government Money Market Fund	392	—	—
Federal Money Market Fund	54	—	—
100% U.S. Treasury Securities Money Market Fund	268	—	—
Tax Free Money Market Fund	614	247	1,307
Municipal Money Market Fund	—	(410)	71

For the Funds, the cumulative timing differences primarily consist of Trustee deferred compensation, distributions payable (Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund) and post-October loss deferrals (100% U.S. Treasury Securities Money Market Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 29, 2012, the Funds did not have post-enactment net capital loss carryforwards.

122	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

As of February 29, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2019
Municipal Money Market Fund	$410

During the year ended February 29, 2012, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Municipal Money Market Fund	$92

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 29, 2012, the following Fund deferred to March 1, 2012 post-October capital losses of (amounts in thousands):

100% U.S. Treasury Securities Money Market Fund	$12

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

As of February 29, 2012, the Liquid Assets Money Market Fund had no outstanding loans to another fund. Average loans for the year ended February 29, 2012, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$11,295	1	$1

Interest earned, if any, as a result of lending money to another fund as of February 29, 2012 is included in Income from interfund lending (net) in the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ outstanding shares for Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund.

In addition, Liquid Assets Money Market Fund, Municipal Money Market Fund and Tax Free Money Market Fund each have a shareholder or shareholders, which are accounts maintained by a financial intermediaries on behalf of its clients, that own significant portions of the Funds’ outstanding shares.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and the Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

124	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Prime Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund and JPMorgan Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Prime Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund and JPMorgan Municipal Money Market Fund (hereafter referred to as the “Fund”) at February 29, 2012, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 27, 2012

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	125

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

126	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	127

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

128	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2011, and continued to hold your shares at the end of the reporting period, February 29, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2011	Ending Account Value, February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
Prime Money Market Fund
Class B
Actual	$1,000.00	$1,000.10	$1.49	0.30%
Hypothetical	1,000.00	1,023.37	1.51	0.30
Class C
Actual	1,000.00	1,000.10	1.49	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30
Agency
Actual	1,000.00	1,000.30	1.29	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Capital
Actual	1,000.00	1,000.70	0.90	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
Cash Management
Actual	1,000.00	1,000.10	1.49	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30
Direct
Actual	1,000.00	1,000.20	1.39	0.28
Hypothetical	1,000.00	1,023.47	1.41	0.28
Eagle Class
Actual	1,000.00	1,000.10	1.49	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30
Institutional Class
Actual	1,000.00	1,000.50	1.04	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Investor
Actual	1,000.00	1,000.10	1.49	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	129

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2011	Ending Account Value, February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
Prime Money Market Fund (continued)
Morgan
Actual	$1,000.00	$1,000.10	$1.49	0.30%
Hypothetical	1,000.00	1,023.37	1.51	0.30
Premier
Actual	1,000.00	1,000.10	1.54	0.31
Hypothetical	1,000.00	1,023.32	1.56	0.31
Reserve
Actual	1,000.00	1,000.10	1.49	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30
Service
Actual	1,000.00	1,000.10	1.49	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30

Liquid Assets Money Market Fund
Class B
Actual	1,000.00	1,000.10	1.54	0.31
Hypothetical	1,000.00	1,023.32	1.56	0.31
Class C
Actual	1,000.00	1,000.10	1.59	0.32
Hypothetical	1,000.00	1,023.27	1.61	0.32
Agency
Actual	1,000.00	1,000.30	1.29	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Capital
Actual	1,000.00	1,000.70	0.90	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
E*Trade
Actual	1,000.00	1,000.30	1.39	0.28
Hypothetical	1,000.00	1,023.47	1.41	0.28
Institutional Class
Actual	1,000.00	1,000.60	1.04	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Investor
Actual	1,000.00	1,000.10	1.59	0.32
Hypothetical	1,000.00	1,023.27	1.61	0.32
Morgan
Actual	1,000.00	1,000.10	1.59	0.32
Hypothetical	1,000.00	1,023.27	1.61	0.32
Premier
Actual	1,000.00	1,000.10	1.59	0.32
Hypothetical	1,000.00	1,023.27	1.61	0.32
Reserve
Actual	1,000.00	1,000.10	1.59	0.32
Hypothetical	1,000.00	1,023.27	1.61	0.32
Service
Actual	1,000.00	1,000.10	1.54	0.31
Hypothetical	1,000.00	1,023.32	1.56	0.31

U.S. Government Money Market Fund
Agency
Actual	1,000.00	1,000.10	0.50	0.10
Hypothetical	1,000.00	1,024.37	0.50	0.10
Capital
Actual	1,000.00	1,000.10	0.50	0.10
Hypothetical	1,000.00	1,024.37	0.50	0.10

130	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Beginning Account Value September 1, 2011	Ending Account Value, February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
U.S. Government Money Market Fund (continued)
Direct
Actual	$1,000.00	$1,000.10	$0.55	0.11%
Hypothetical	1,000.00	1,024.32	0.55	0.11
Institutional Class
Actual	1,000.00	1,000.10	0.50	0.10
Hypothetical	1,000.00	1,024.37	0.50	0.10
Investor
Actual	1,000.00	1,000.10	0.50	0.10
Hypothetical	1,000.00	1,024.37	0.50	0.10
Morgan
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.32	0.55	0.11
Premier
Actual	1,000.00	1,000.10	0.50	0.10
Hypothetical	1,000.00	1,024.37	0.50	0.10
Reserve
Actual	1,000.00	1,000.10	0.45	0.09
Hypothetical	1,000.00	1,024.42	0.45	0.09
Service
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.32	0.55	0.11

U.S. Treasury Plus Money Market Fund
Class B
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.52	0.35	0.07
Class C
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.52	0.35	0.07
Agency
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.52	0.35	0.07
Direct
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.52	0.35	0.07
Institutional Class
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.52	0.35	0.07
Investor
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.57	0.30	0.06
Morgan
Actual	1,000.00	1,000.00	0.40	0.08
Hypothetical	1,000.00	1,024.47	0.40	0.08
Premier
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.52	0.35	0.07
Reserve
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.52	0.35	0.07
Service
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.52	0.35	0.07

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	131

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2011	Ending Account Value, February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
Federal Money Market Fund
Agency
Actual	$1,000.00	$1,000.00	$0.35	0.07%
Hypothetical	1,000.00	1,024.52	0.35	0.07
Institutional Class
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.52	0.35	0.07
Morgan
Actual	1,000.00	1,000.00	0.40	0.08
Hypothetical	1,000.00	1,024.47	0.40	0.08
Premier
Actual	1,000.00	1,000.00	0.40	0.08
Hypothetical	1,000.00	1,024.47	0.40	0.08
Reserve
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.57	0.30	0.06

100% U.S. Treasury Securities Money Market Fund
Agency
Actual	1,000.00	1,000.00	0.20	0.04
Hypothetical	1,000.00	1,024.66	0.20	0.04
Capital
Actual	1,000.00	1,000.00	0.15	0.03
Hypothetical	1,000.00	1,024.71	0.15	0.03
Institutional Class
Actual	1,000.00	1,000.00	0.15	0.03
Hypothetical	1,000.00	1,024.71	0.15	0.03
Morgan
Actual	1,000.00	1,000.00	0.15	0.03
Hypothetical	1,000.00	1,024.71	0.15	0.03
Premier
Actual	1,000.00	1,000.00	0.20	0.04
Hypothetical	1,000.00	1,024.66	0.20	0.04
Reserve
Actual	1,000.00	1,000.00	0.15	0.03
Hypothetical	1,000.00	1,024.71	0.15	0.03
Service
Actual	1,000.00	1,000.00	0.15	0.03
Hypothetical	1,000.00	1,024.71	0.15	0.03

Tax Free Money Market Fund
Agency
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.52	0.35	0.07
Direct
Actual	1,000.00	1,000.10	0.75	0.15
Hypothetical	1,000.00	1,024.12	0.75	0.15
Eagle Class
Actual	1,000.00	1,000.10	1.74	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35
Institutional Class
Actual	1,000.00	1,000.10	0.45	0.09
Hypothetical	1,000.00	1,024.42	0.45	0.09

132	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Beginning Account Value September 1, 2011	Ending Account Value, February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
Tax Free Money Market Fund (continued)
Morgan
Actual	$1,000.00	$1,000.00	$0.50	0.10%
Hypothetical	1,000.00	1,024.37	0.50	0.10
Premier
Actual	1,000.00	1,000.00	0.40	0.08
Hypothetical	1,000.00	1,024.47	0.40	0.08
Reserve
Actual	1,000.00	1,000.00	0.80	0.16
Hypothetical	1,000.00	1,024.07	0.81	0.16

Municipal Money Market Fund
Agency
Actual	1,000.00	1,000.30	1.29	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
E*Trade
Actual	1,000.00	1,000.00	1.54	0.31
Hypothetical	1,000.00	1,023.32	1.56	0.31
Institutional Class
Actual	1,000.00	1,000.60	1.04	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Morgan
Actual	1,000.00	1,000.00	1.64	0.33
Hypothetical	1,000.00	1,023.22	1.66	0.33
Premier
Actual	1,000.00	1,000.00	1.64	0.33
Hypothetical	1,000.00	1,023.22	1.66	0.33
Reserve
Actual	1,000.00	1,000.00	1.64	0.33
Hypothetical	1,000.00	1,023.22	1.66	0.33
Service
Actual	1,000.00	1,000.00	1.64	0.33
Hypothetical	1,000.00	1,023.22	1.66	0.33

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	133

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 29, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Qualified Interest Income (QII)

For the fiscal year ended February 29, 2012 the Funds designate the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Prime Money Market Fund	$59,109
Liquid Assets Money Market Fund	3,722
U.S. Government Money Market Fund	6,491
U.S. Treasury Plus Money Market Fund	32
Federal Money Market Fund	5,504
100% U.S. Treasury Securities Money Market Fund	228

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 29, 2012:

Exempt Distributions Paid
Tax Free Money Market Fund	100.00%
Municipal Money Market Fund	100.00

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 29, 2012:

Income from U.S. Treasury Obligations
Prime Money Market Fund	10.52%
Liquid Assets Money Market Fund	4.52
U.S. Government Money Market Fund	33.66
U.S. Treasury Plus Money Market Fund	63.10
Federal Money Market Fund	89.86
100% U.S. Treasury Securities Money Market Fund	100.00

134	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. February 2012.	AN-MMKT-212

Annual Report

J.P. Morgan Income Funds

February 29, 2012

JPMorgan Credit Opportunities Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Multi-Sector Income Fund

JPMorgan Real Return Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Total Return Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MARCH 14, 2012

Dear Shareholder:

“Risk on, risk off” was the mantra for 2011. Assets perceived as risky moved en masse as investors adjusted their portfolios in response to unexpected sources of distress and updates on known problems — the European debt crisis, political strife in the Middle East, the earthquake and subsequent tsunami in Japan and the credit rating of debt issued by the United States.

“Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.”

So far in 2012, improving U.S. economic data and aggressive measures taken by the European Central Bank to curb the region’s debt crisis have sustained investors’ appetite for risk. Since January 1, 2012, equities have rallied strongly and outperformed fixed income securities.

U.S. Stocks Outperform

While the “risk on, risk off” market environment caused elevated correlations within individual asset classes, stock returns across market capitalizations, countries and investment styles varied during the twelve months ended February 29, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.1% versus the -6.8% and 1.8% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (gross of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (gross of foreign withholding taxes), respectively. Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Yields for U.S. Treasuries Remain Near Historical Lows

Despite historically low yields and a credit downgrade, investors continued to invest in U.S. Treasury securities. The yield for 10-year U.S. Treasury securities ended February 2012 below 2% and reached its lowest level since 1950 in September 2011. The yield on the 2-year U.S. Treasury note began the reporting period at 0.7% and dropped to 0.3% at the end of February 2012. Meanwhile, the yield on the 30-year U.S. Treasury bond declined from 4.5% to 3.1% as of the end of the twelve months ended February 29, 2012.

Interest rates have increased in March 2012 but yields remain at historically low levels. Nonetheless, many investors have renewed their focus on the longer-term impact of rising interest rates on their fixed income investments. In addition, many investors view the unprecedented quantitative easing by the U.S. Federal Reserve as kindling for inflation if the U.S. economic recovery continues to take hold.

Maintain a Diversified Portfolio

Several indicators suggest that a U.S. economic recovery is gaining traction — the labor market has shown signs of healing, while recent retail and auto sales have been strong. Meanwhile, soaring year-to-date returns for emerging markets stocks reflect investors’ optimism surrounding the prospects for growth in these countries. Of course, risks remain. Many investors worry that the pace of China’s robust economic growth could decelerate, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. In addition, political turmoil in the Middle East persists, while Europe faces pockets of recession in the midst of its ongoing debt crisis.

Indeed, despite the recent rally in stock markets uncertainty in the current environment is widespread, making diversification even more critical to long-term investment success. Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	1

J.P. Morgan Income Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Despite the tragic earthquake and subsequent tsunami in Japan, investors’ appetite for risk was supported early in the reporting period by strong corporate earnings. However, investors’ uncertainty surrounding global economic growth and political turmoil in the Middle East began to weigh on capital markets in May 2011. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Despite the credit downgrade, investors still sought safety in U.S. Treasury securities, helping trigger a sharp decline in interest rates for 2-, 5-, 10-, 15- and 30-year U.S. Treasury securities. Risk aversion lasted until October 2011, when U.S. economic data showed signs of improving and the European Central Bank implemented aggressive measures in an attempt to curb the region’s debt crisis.

Among fixed income securities, U.S. Treasuries performed strongly, buoyed by the sharp decline in interest rates. Although high yield bonds (also known as “junk bonds”) were susceptible to periods of market volatility, the asset class finished the reporting period with a positive absolute return. Investment grade U.S. corporate debt and mortgage-backed securities also performed well during the reporting period. Emerging markets debt securities were supported by a beneficial technical environment, as the asset class experienced strong inflows due, in part, to investors’ search for yield in a low interest rate environment.

2	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

JPMorgan Credit Opportunities Fund

FUND SUMMARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.59%
Barclays Capital U.S. Credit Index	10.41%

Net Assets as of 2/29/2012 (In Thousands)	$113,761
Duration as of 2/29/2012	4.4 Years

INVESTMENT OBJECTIVE**

The JPMorgan Credit Opportunities Fund (the “Fund”) seeks to provide current income with a secondary objective of capital appreciation.1

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund invested its assets in investment grade and non-investment grade taxable fixed income securities (non-investment grade securities are also known as junk bonds and high yield securities), as well as municipal bonds. The Fund’s investments in non-investment grade taxable fixed income securities were negatively impacted by periods of market volatility caused by concerns about economic growth and contagion from the European debt crisis. These investments caused, in part, the Fund’s underperformance versus the Barclays Capital U.S. Credit Index (the “Benchmark”) during the twelve months ended February 29, 2012.

In addition, the Fund used credit default swaps (“CDS”) to gain exposure to areas of the fixed income market, which included long positions in distressed debt issuances with 1-2 year maturities. Market volatility in August and September of 2011 led many investors to sell assets perceived as risky and use CDS to take short positions in high yield debt issuances with 1-2 year maturities. This hurt the Fund’s synthetic long positions in this segment of the debt market and these positions detracted from the Fund’s relative performance during the twelve months ended February 29, 2012.

Meanwhile, the Fund allocated a small portion of its assets to municipal securities, which were supported by falling interest rates and a positive technical environment during the reporting period. These investments contributed to the Fund’s relative performance. The Fund’s allocation to investment grade bonds also contributed to relative performance during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund focused on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. When the Fund’s portfolio managers believed that CDS were attractively valued, they used these instruments to initiate long and short exposures in areas of the fixed income market.

PORTFOLIO COMPOSITION***
Corporate Bonds	67.9%
U.S. Treasury Obligations	4.7
Municipal Bonds	3.8
Others (each less than 1.0%)	1.5
Short-Term Investments	22.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.
[1]

Effective September 15, 2011, the prospectus of the JPMorgan Credit Opportunities Fund changed so as to permit the Fund to invest in a broader spectrum of investment grade and non-investment grade credit securities.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	3

JPMorgan Credit Opportunities Fund

FUND SUMMARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	12/1/10
Without Sales Charge		3.39%	4.59%
With Sales Charge*		(0.52)	1.43
CLASS C SHARES	12/1/10
Without CDSC		2.73	3.92
With CDSC**		1.73	3.92
CLASS R2 SHARES	12/1/10	3.07	4.25
CLASS R5 SHARES	12/1/10	3.74	4.93
CLASS R6 SHARES	12/1/10	3.80	4.98
SELECT CLASS SHARES	12/1/10	3.59	4.78

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/1/10 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111. Effective September 15, 2011, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The Fund commenced operations on December 1, 2010.

Effective September 15, 2011, the Fund’s investment strategies changed and performance would have been different if the Fund was managed using its current strategies.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Credit Opportunities Fund, the Barclays Capital U.S. Credit Index and the Lipper General Bond Funds Index from December 1, 2010 to February 29, 2012. The performance of the Lipper General Bond Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Barclays Capital U.S. Credit Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Credit Index comprises the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. The U.S. Credit Index is a subset of the U.S. Government/Credit Index and the U.S. Aggregate Index. The Lipper General Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	13.32%
J.P. Morgan Emerging Markets Bond Index Global	13.92%

Net Assets as of 2/29/2012 (In Thousands)	$620,343
Duration as of 2/29/2012	6.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Debt Fund seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s overweight exposure to Belarus sovereign debt versus the J.P. Morgan Emerging Markets Bond Index Global (the “Benchmark”) detracted from relative performance, as several ratings agencies downgraded Belarus-issued debt. The Fund’s security selection in Kazakhstan also detracted from relative performance, driven by the Fund’s exposure to corporate debt in the banking sector. The Fund invested in a combination of corporate and sovereign debt and credit default swaps (“CDS”) to establish an overweight position versus the Benchmark in Argentina. This overweight position detracted from relative performance as Argentina’s deteriorating current account surplus (occurs when a country’s exports are greater than its imports) and investors’ withdrawal of capital from the country caused spreads to widen (generally, bond prices decrease when credit spreads widen).

The Fund’s use of CDS in Hungary contributed to relative performance. Hungarian CDS spreads widened during the reporting period, as investors ratcheted up their expectations for the likelihood of Hungary defaulting on its debt. The Fund purchased CDS as protection against default and benefited from the spread widening. The Fund’s overweight position in Venezuela contributed to relative performance as investor optimism surrounding the possibility of an improved political environment lifted bond prices in the country. In addition, the Fund’s investments in sovereign and corporate Mexican debt contributed to relative performance, as did the Fund’s exposure to the Mexican peso, which it gained through currency derivatives and locally-denominated Mexican bonds.

HOW WAS THE FUND POSITIONED?

The Fund was managed with a focus on “weighted spread duration” versus the Benchmark. Spread duration is a measure of expected price sensitivity to changes in the market spreads.

During the reporting period, the Fund’s portfolio managers

were overweight spread durations versus the Benchmark in countries that they believed would outperform the Benchmark and were underweight spread durations in countries that they believed would underperform the Benchmark.

The Fund used CDS to obtain overweight and underweight exposures versus the Benchmark to individual bonds and countries. In addition, the Fund used U.S. Treasury futures to hedge the duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) of the Fund back to the Benchmark.

The Fund’s portfolio managers combined top-down macroeconomic research, identifying the key themes driving emerging markets, with bottom-up fundamental research, rigorously researching individual countries and bonds in an effort to find attractive investment opportunities. In addition, the Fund’s portfolio managers used currency derivatives to take positions in currencies based on their top-down macroeconomic research, as well as to hedge several of the Fund’s foreign-denominated securities back to the U.S. dollar.

As of February 29, 2012, the top-five over- and underweights based on the weighted spread duration versus the Benchmark are summarized in the table below.

Country Weighted

Spread Duration	Relative to Benchmark

Top 5 Overweights:
Mexico	0.28
Argentina	0.17
Peru	0.14
China	0.13
Venezuela	0.12
Top 5 Underweights:
Colombia	(0.17)
Turkey	(0.17)
Korea	(0.16)
Panama	(0.13)
Poland	(0.13)

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	5

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited) (continued)

PORTFOLIO COMPOSITION***
Foreign Government Securities	74.7%
Corporate Bonds	21.4
Others (each less than 1.0%)	0.6
Short-Term Investment	3.3

SUMMARY OF INVESTMENTS BY COUNTRY***
Mexico	13.1%
Venezuela	11.8
Russia	11.0
Brazil	9.6
Turkey	6.1
Philippines	5.7
Indonesia	5.4
Argentina	4.3
United States	3.5
Peru	3.4
Kazakhstan	3.2
Uruguay	1.5
Colombia	1.4
Dominican Republic	1.4
Lithuania	1.4
Hungary	1.4
Iraq	1.1
South Africa	1.0
Others (each less than 1.0%)	13.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012 . The Fund’s composition is subject to change.

6	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/30/06
Without Sales Charge		12.95%	5.67%	10.25%
With Sales Charge*		8.70	4.87	9.84
CLASS C SHARES	6/30/06
Without CDSC		12.50	5.17	9.96
With CDSC**		11.50	5.17	9.96
CLASS R5 SHARES	5/15/06	13.50	6.15	10.55
SELECT CLASS SHARES	4/17/97	13.32	5.94	10.42

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/02 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The returns for the Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of the Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index Global and the Lipper Emerging Markets Debt Funds Index from February 28, 2002 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the J.P. Morgan Emerging Markets Bond Index Global does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The index is administered by JPMorgan Securities Inc., an affiliate of the advisor. The Lipper Emerging Markets Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of nondiversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	7

JPMorgan Multi-Sector Income Fund

FUND SUMMARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.37%
Barclays Capital U.S. Aggregate Index	8.37%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.08%

Net Assets as of 2/29/2012 (In Thousands)	$708,008
Duration as of 2/29/2012	3.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Sector Income Fund (the “Fund”) seeks to provide long-term total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Relative to the Barclays Capital U.S. Aggregate Index, the Fund had exposure to a broader range of asset classes during the reporting period. The Fund invested in emerging markets debt, investment grade fixed income securities, high yield fixed income securities (also known as “junk bonds”), asset-backed securities, mortgage-backed securities and U.S. Treasury securities.

Given the sharp decline in interest rates during the reporting period, the Fund’s relative underperformance versus the Barclays Capital U.S. Aggregate Index was driven by its shorter duration. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease, respectively, in price as interest rates go down or up, respectively, versus bonds with shorter duration.

The Fund’s positive absolute return was driven by its investments in high yield and investment grade fixed income securities. The Fund gained exposure to high yield fixed income securities through the purchase of bonds and the use of credit default swaps. The Fund’s portfolio managers tactically managed this exposure through periods of market volatility. Meanwhile, investment grade fixed income securities benefited as the downward move in interest rates offset widening credit spreads (generally, bond prices decrease when credit spreads widen and increase when interest rates decline).

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund invested opportunistically across different markets and sectors. The Fund applied a flexible investment approach and was not managed to a benchmark. This allowed the Fund to shift its allocations based on changing market conditions during the reporting period. When market volatility spiked in the spring and fall of 2011, the Fund scaled backed its exposure to high yield bonds through the use of credit default swaps on indices of high yield securities. The Fund also used currency derivatives to gain exposure to foreign currencies. The Fund’s largest currency exposure during the reporting period was to the Chinese Yuan.

8	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PORTFOLIO COMPOSITION***
Corporate Bonds	63.3%
Foreign Government Securities	14.0
Mortgage Pass-Through Securities	8.6
Collateralized Mortgage Obligations	4.8
Asset-Backed Securities	4.7
Others (each less than 1.0%)	1.1
Short-Term Investments	3.5

SUMMARY OF INVESTMENTS BY COUNTRY***
United States	63.4%
United Kingdom	8.6
Australia	6.2
Netherlands	3.5
France	2.2
Luxembourg	1.9
Kazakhstan	1.9
Russia	1.7
Argentina	1.7
Ireland	1.1
Sweden	1.1
Cayman Islands	1.0
Finland	1.0
Others (each less than 1.0%)	4.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	9

JPMorgan Multi-Sector Income Fund

FUND SUMMARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	12/1/10
Without Sales Charge		4.13%	4.16%
With Sales Charge*		0.24	1.00
CLASS C SHARES	12/1/10
Without CDSC		3.63	3.65
With CDSC**		2.63	3.65
CLASS R2 SHARES	12/1/10	3.90	3.92
CLASS R5 SHARES	12/1/10	4.66	4.67
CLASS R6 SHARES	11/1/11	4.57	4.60
SELECT CLASS SHARES	12/1/10	4.37	4.41

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/1/10 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 1, 2010.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Sector Income Fund, the Barclays Capital U.S. Aggregate Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Multi-Sector Income Funds Index from December 1, 2010 to February 29, 2012. The performance of the Lipper Multi-Sector Income Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Barclays Capital U.S. Aggregate Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Multi-Sector Income Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

JPMorgan Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	14.04%
Barclays Capital U.S. TIPS Index	14.57%

Net Assets as of 2/29/2012 (In Thousands)	$156,878
Duration as of 2/29/2012	8.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Real Return Fund (the “Fund”) seeks to maximize inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the twelve months ended February 29, 2012 the Fund (Select Class Shares) invested nearly all of its assets in Treasury Inflation Protected Securities (“TIPS”), posting a positive absolute return but underperforming the Barclays Capital U.S. TIPS Index (the “Benchmark”).

Periods of market volatility in response to economic data and developments in the European debt crisis characterized the twelve months ended February 29, 2012. Interest rates for 2-, 5-, 10-, 15- and 30-year U.S. Treasury securities finished the reporting period lower, as investors sought safety in U.S. Treasuries. Statements and policy initiatives by the U.S. Federal Reserve suggesting that monetary policy would remain accommodative for the next few years also helped keep interest rates near their historical lows. Prices for U.S. Treasury securities, including TIPS, were higher (bond prices generally increase when interest rates decline). While TIPS ultimately benefited from falling interest rates, they underperformed in August 2011 when investors’ expectations for inflation dropped sharply due to fears about economic contagion from Europe’s debt crisis.

Later in the reporting period, after the European Central Bank implemented aggressive measures to combat the region’s debt crisis, core inflation began to increase and ended the reporting period higher, which also benefited TIPS. While the perception of positive developments in Europe and improving U.S. economic data caused investors to ratchet up their expectations for future inflation, breakeven inflation rates (the difference between the nominal yield on a U.S. Treasury security and the yield on a TIPS of the same maturity) ultimately ended the reporting period lower.

HOW WAS THE FUND POSITIONED?

Nearly all of the Fund’s assets were allocated to TIPS during the twelve months ended February 29, 2012. The Fund’s portfolio managers actively monitored and managed the Fund’s duration and made tactical investments in areas of the real yield curve (the real yield curve shows the relationship between yields and maturity dates for TIPS) that they believed were the most attractive from a risk/reward perspective. The Fund began the reporting period with long exposure to 5- year TIPS breakevens and unwound this position over the course of the reporting period as it performed well. Meanwhile, although the Fund finished the reporting period with long exposure versus the Benchmark to 30-year TIPS — using future contracts in conjunction with TIPS to help implement this exposure — the Fund’s portfolio managers tactically adjusted the Fund’s exposure to 30-year TIPS during periods of market volatility when investors’ expectations for inflation fluctuated significantly in response to economic data and developments in the European debt crisis.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	99.4%
Others (each less than 1%)	0.2
Short-Term Investment	0.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	11

JPMorgan Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	9/1/05
Without Sales Charge		13.96%	6.03%	4.77%
With Sales Charge*		9.64	5.23	4.15
CLASS C SHARES	9/1/05
Without CDSC		13.10	5.45	4.20
With CDSC**		12.10	5.45	4.20
INSTITUTIONAL CLASS SHARES	9/1/05	14.11	6.40	5.15
SELECT CLASS SHARES	9/1/05	14.04	6.26	5.00

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/1/05 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 1, 2005.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Real Return Fund, Barclays Capital U.S. TIPS Index and Lipper Treasury Inflation-Protected Securities Funds Index from September 1, 2005 to February 29, 2012. The performance of the indices reflects an initial investment at the end of the month preceding the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. TIPS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Treasury Inflation-Protected Securities Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities. The Lipper Treasury Inflation-Protected Securities Funds Index is an index based on total returns of the 30 largest mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

JPMorgan Strategic Income Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.46%
Barclays Capital U.S. Universal Index	8.22%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.08%

Net Assets as of 2/29/2012 (In Thousands)	$13,051,927
Duration as of 2/29/2012	0.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Strategic Income Opportunities Fund (the “Fund”) seeks to provide high total return.

HOW DID THE FUND AIM TO MEET ITS INVESTMENT OBJECTIVE?

The Fund has an absolute return orientation, which means that it was not managed relative to a benchmark during the reporting period. The Fund attempts to provide a positive total return in diverse market environments and accordingly, the Fund was not forced to meet target benchmark weights, allowing the Fund’s portfolio managers to avoid sectors that they believed were unattractive. While the Fund was not managed to a benchmark, its return was compared to the Barclays Capital U.S. Universal Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. For the twelve months ended February 29, 2012, the Fund (Select Class Shares) underperformed the Barclays Capital U.S. Universal Index and outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S RETURN?

The Fund used credit default swaps (“CDS”) to establish long positions in high yield debt issuances (also known as “junk bonds”) with 1-2 year maturities. Market volatility in August and September of 2011 led many investors to sell assets perceived as risky and use CDS to take short positions in high yield debt issuances with 1-2 year maturities. This hurt the Fund’s synthetic long positions in this segment of the debt market and these positions detracted from the Fund’s absolute return during the twelve months ended February 29, 2012. However, the Fund’s cash bond holdings in the high yield debt market benefited from coupon income and performed strongly. The Fund’s cash bond holdings in the high yield debt market were the largest contributor to the Fund’s absolute return during the reporting period.

The Fund’s exposure to collateralized mortgage obligations also contributed to the Fund’s absolute return. Collateralized mortgage obligations benefited from lower-than-expected refinancing activity during the reporting period (refinancing hurts bondholders because their investments get returned at par value and they lose out on interest payments).

HOW WAS THE FUND POSITIONED?

The Fund, which has the capability to be 100% invested in cash, held a cash position of approximately 46% at the end of the reporting period. A portion of the Fund’s cash position (representing approximately 33% of net assets) was tactically held to maintain a high level of liquidity in order to take advantage of attractive investment opportunities as they are identified by the Fund’s portfolio managers. The remainder of the Fund’s cash position (representing approximately 13% of net assets) was held to support derivative positions that were used as a substitute for securities. During the reporting period, the Fund used its liquidity to take advantage of what the Fund’s portfolio managers believed were attractive investment opportunities caused by the increased market volatility.

The Fund was long the high yield, non-agency mortgage and investment grade corporate credit sectors and short the emerging markets debt and sovereign debt sectors.

When the Fund’s portfolio managers believed that CDS were attractively valued, they used these instruments to initiate long and short exposures in areas of the fixed income market. The Fund also used interest-rate derivatives during the reporting period, mainly to manage the Fund’s exposure to potential changes in interest rates.

PORTFOLIO COMPOSITION***
Corporate Bonds	30.8%
Loan Participations & Assignments	7.4
Collateralized Mortgage Obligations	5.8
U.S. Treasury Obligations	5.4
Mortgage Pass-Through Securities	1.5
Asset-Backed Securities	1.2
Private Placements	1.0
Others (each less than 1.0%)	1.6
Short-Term Investments	45.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	13

JPMorgan Strategic Income Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	10/13/08
Without Sales Charge		0.13%	8.95%	8.67%
With Sales Charge*		(3.65)	7.57	7.45
CLASS C SHARES	10/13/08
Without CDSC		(0.36)	8.43	8.15
With CDSC**		(1.36)	8.43	8.15
CLASS R5 SHARES	10/13/08	0.56	9.44	9.18
SELECT CLASS SHARES	10/13/08	0.46	9.24	8.98

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/13/08 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 13, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Income Opportunities Fund, the Barclays Capital U.S. Universal Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Absolute Return Funds Index from October 13, 2008 to February 29, 2012. The performance of the Lipper Absolute-Return Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Universal Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Absolute-Return Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Absolute-Return Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the commencement of operations date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

JPMorgan Total Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.19%
Barclays Capital U.S. Aggregate Index	8.37%

Net Assets as of 2/29/2012 (In Thousands)	$251,350
Duration as of 2/29/2012	4.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Total Return Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Barclays Capital U.S. Aggregate Index (the “Benchmark”) for the twelve months ended February 29, 2012.

The Fund used credit default swaps (“CDS”) to establish long positions in high yield debt issuances (also known as “junk bonds”) with 1-2 year maturities. Market volatility in August and September of 2011 led many investors to sell assets perceived as risky and use CDS to take short positions in high yield debt issuances with 1-2 year maturities. This hurt the Fund’s synthetic long positions in this segment of the debt market and these positions detracted from the Fund’s relative performance during the twelve months ended February 29, 2012.

The Fund’s exposure to collateralized mortgage obligations contributed to the Fund’s relative performance. Collateralized mortgage obligations benefited from lower-than-expected refinancing activity during the reporting period (refinancing hurts bondholders because their investments get returned at par value and they lose out on interest payments).

HOW WAS THE FUND POSITIONED?

The Fund was overweight the high yield, non-agency mortgage and investment grade corporate credit sectors and underweight the emerging markets debt and sovereign debt sectors.

The Fund’s portfolio managers used CDS to initiate long exposures (overweights) in areas of the market that they believed were attractively valued and short positions (underweights) in areas that they felt were not attractive from a valuation perspective. The Fund also used interest-rate derivatives during the reporting period, mainly to manage the Fund’s exposure to potential changes in interest rates. When derivatives were used as a substitute for securities, the Fund kept cash invested in money market instruments to support those positions.

PORTFOLIO COMPOSITION***
Corporate Bonds	30.9%
Mortgage Pass-Through Securities	23.8
U.S. Government Agency Securities	6.4
Collateralized Mortgage Obligations	5.7
Asset-Backed Securities	4.5
Commercial Mortgage-Backed Securities	4.3
U.S. Treasury Obligations	3.7
Others (each less than 1.0%)	0.9
Short-Term Investments	19.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of February 29, 2012. The Fund’s composition is subject to change.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	15

JPMorgan Total Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	6/16/08
Without Sales Charge		6.99%	13.01%	8.96%
With Sales Charge*		2.93	11.57	7.84
CLASS C SHARES	6/16/08
Without CDSC		6.33	12.30	8.28
With CDSC**		5.33	12.30	8.28
CLASS R5 SHARES	6/16/08	7.28	13.23	9.20
SELECT CLASS SHARES	6/16/08	7.19	13.13	9.10

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/16/08 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 16, 2008.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Total Return Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index from June 16, 2008 to February 29, 2012. The performance of the Lipper Intermediate Investment Grade Debt Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

JPMorgan Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — 0.3%
	Non-Agency CMO — 0.3%
210	Residential Accredit Loans, Inc., Series 2004-QS16, Class 2A1, 5.000%, 12/25/19	210
169	Structured Asset Securities Corp., Series 2004-3, Class 3A1, 5.500%, 03/25/19	175

	Total Collateralized Mortgage Obligations (Cost $377)	385

Commercial Mortgage-Backed Security — 0.2%
295	Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, VAR, 1.999%, 11/15/15 (e) (Cost $274)	275

Corporate Bonds — 68.1%
	Consumer Discretionary — 8.9%
	Auto Components — 0.2%
12	Dana Holding Corp., 6.750%, 02/15/21	13
150	Lear Corp., 8.125%, 03/15/20	169

		182

	Automobiles — 1.7%
200	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	202
1,000	Daimler Finance North America LLC, 2.950%, 01/11/17 (e)	1,033
400	Ford Motor Co., 7.450%, 07/16/31	514
203	Navistar International Corp., 8.250%, 11/01/21	222

		1,971

	Broadcasting & Cable TV — 1.8%
75	Cablevision Systems Corp., 8.000%, 04/15/20	84
	CCO Holdings LLC/CCO Holdings Capital Corp.,
190	6.500%, 04/30/21	202
50	7.000%, 01/15/19	54
285	7.375%, 06/01/20	313
120	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	129
	CSC Holdings LLC,
150	7.875%, 02/15/18	170
50	8.625%, 02/15/19	59
	DISH DBS Corp.,
115	6.750%, 06/01/21	128
225	7.875%, 09/01/19	264
25	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.500%, 10/15/15	26
	Mediacom LLC/Mediacom Capital Corp.,
20	7.250%, 02/15/22 (e)	20
71	9.125%, 08/15/19	78

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Broadcasting & Cable TV — Continued
100	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany), 8.125%, 12/01/17 (e)	109
25	Videotron Ltee, (Canada), 5.000%, 07/15/22 (e)	25
100	Virgin Media Finance plc, (United Kingdom), 8.375%, 10/15/19	114
250	XM Satellite Radio, Inc., 7.625%, 11/01/18 (e)	274

		2,049

	Diversified Consumer Services — 0.2%
200	Service Corp. International, 8.000%, 11/15/21	232
20	Stewart Enterprises, Inc., 6.500%, 04/15/19	21

		253

	Gaming — 0.7%
75	CityCenter Holdings LLC/CityCenter Finance Corp., 7.625%, 01/15/16	79
77	MCE Finance Ltd., (Cayman Islands), 10.250%, 05/15/18	86
205	MGM Resorts International, 9.000%, 03/15/20	229
55	Peninsula Gaming LLC/Peninsula Gaming Corp., 8.375%, 08/15/15	58
75	Pinnacle Entertainment, Inc., 8.625%, 08/01/17	82
40	Seminole Hard Rock Entertainment, Inc., VAR, 3.046%, 03/15/14 (e)	38
50	Seminole Indian Tribe of Florida, 7.750%, 10/01/17 (e)	54
35	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 8.625%, 04/15/16 (e)	37
100	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.750%, 08/15/20	113
50	Yonkers Racing Corp., 11.375%, 07/15/16 (e)	54

		830

	Hotels, Restaurants & Leisure — 0.5%
	Cinemark USA, Inc.,
25	7.375%, 06/15/21	27
40	8.625%, 06/15/19	44
	Host Hotels & Resorts LP,
250	6.000%, 11/01/20	272
50	6.000%, 10/01/21 (e)	54
125	Speedway Motorsports, Inc., 6.750%, 02/01/19	130
60	Vail Resorts, Inc., 6.500%, 05/01/19	63

		590

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	17

JPMorgan Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Household Durables — 0.5%
	D.R. Horton, Inc.,
100	5.625%, 01/15/16	105
135	6.500%, 04/15/16	146
14	K. Hovnanian Enterprises, Inc., 10.625%, 10/15/16	13
70	Lennar Corp., 12.250%, 06/01/17	90
35	MDC Holdings, Inc., 5.625%, 02/01/20	34
20	PulteGroup, Inc., 7.625%, 10/15/17	21
	Standard Pacific Corp.,
60	8.375%, 01/15/21	64
100	10.750%, 09/15/16	115

		588

	Media — 2.0%
125	Allbritton Communications Co., 8.000%, 05/15/18	132
150	Belo Corp., 8.000%, 11/15/16	167
265	Clear Channel Worldwide Holdings, Inc., 9.250%, 12/15/17	291
125	Gannett Co., Inc., 9.375%, 11/15/17	141
	Hughes Satellite Systems Corp.,
25	6.500%, 06/15/19	26
8	7.625%, 06/15/21	9
275	Intelsat Jackson Holdings S.A., (Luxembourg), 7.500%, 04/01/21	291
250	Lamar Media Corp., 6.625%, 08/15/15	256
50	NAI Entertainment Holdings LLC, 8.250%, 12/15/17 (e)	55
150	News America Holdings, Inc., 8.450%, 08/01/34	193
110	Nielsen Finance LLC/Nielsen Finance Co., 7.750%, 10/15/18	122
160	Sinclair Television Group, Inc., 9.250%, 11/01/17 (e)	179
	Univision Communications, Inc.,
35	6.875%, 05/15/19 (e)	35
120	7.875%, 11/01/20 (e)	128
100	Valassis Communications, Inc., 6.625%, 02/01/21	102
100	WMG Acquisition Corp., 9.500%, 06/15/16	110

		2,237

	Multiline Retail — 0.5%
104	Macy’s Retail Holdings, Inc., 3.875%, 01/15/22	107
	QVC, Inc.,
99	7.375%, 10/15/20 (e)	110
250	7.500%, 10/01/19 (e)	277

		494

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 0.8%
125	ACE Hardware Corp., 9.125%, 06/01/16 (e)	132
	Limited Brands, Inc.,
250	5.250%, 11/01/14	266
70	5.625%, 02/15/22	72
125	8.500%, 06/15/19	150
125	Rent-A-Center, Inc., 6.625%, 11/15/20	130
175	Toys R Us, Inc., 7.375%, 09/01/16 (e)	180

		930

	Total Consumer Discretionary	10,124

	Consumer Staples — 2.8%
	Beverages — 0.8%
250	Anheuser-Busch InBev Worldwide, Inc., 2.875%, 02/15/16	266
	Constellation Brands, Inc.,
75	7.250%, 09/01/16	85
145	7.250%, 05/15/17	163
150	Pernod-Ricard S.A., (France), 5.750%, 04/07/21 (e)	170
245	SABMiller Holdings, Inc., 3.750%, 01/15/22 (e)	256

		940

	Food & Staples Retailing — 0.5%
124	Ingles Markets, Inc., 8.875%, 05/15/17	136
250	Rite Aid Corp., 8.000%, 08/15/20	285
	SUPERVALU, Inc.,
50	7.500%, 11/15/14	51
125	8.000%, 05/01/16	130

		602

	Food Products — 1.5%
200	Cargill, Inc., 7.375%, 10/01/25 (e)	279
50	Dean Foods Co., 7.000%, 06/01/16	51
	JBS USA LLC/JBS USA Finance, Inc.,
95	7.250%, 06/01/21 (e)	93
33	8.250%, 02/01/20 (e)	34
15	11.625%, 05/01/14	18
250	Kraft Foods, Inc., 4.125%, 02/09/16	273
900	Mead Johnson Nutrition Co., 3.500%, 11/01/14	936

		1,684

	Total Consumer Staples	3,226

	Energy — 6.7%
	Energy Equipment & Services — 1.5%
830	Baker Hughes, Inc., 5.125%, 09/15/40	988
200	Key Energy Services, Inc., 6.750%, 03/01/21	210

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Energy Equipment & Services — Continued
127	Noble Holding International Ltd., (Cayman Islands), 2.500%, 03/15/17	128
195	Oil States International, Inc., 6.500%, 06/01/19	210
150	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	160

		1,696

	Oil, Gas & Consumable Fuels — 5.2%
95	Alpha Natural Resources, Inc., 6.250%, 06/01/21	92
90	AmeriGas Partners LP/AmeriGas Finance Corp., 6.250%, 08/20/19	91
244	Apache Corp., 5.100%, 09/01/40	285
	Arch Coal, Inc.,
30	7.000%, 06/15/19 (e)	30
100	7.250%, 10/01/20	100
80	7.250%, 06/15/21 (e)	80
	Bill Barrett Corp.,
20	7.625%, 10/01/19	21
100	9.875%, 07/15/16	110
500	Canadian Natural Resources Ltd., (Canada), 5.900%, 02/01/18	597
	Chesapeake Energy Corp.,
70	6.775%, 03/15/19	70
200	6.875%, 08/15/18	209
175	Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125%, 07/15/22 (e)	181
30	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e)	31
150	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.250%, 12/15/17	160
	Concho Resources, Inc.,
130	6.500%, 01/15/22	144
100	7.000%, 01/15/21	113
149	Consol Energy, Inc., 8.250%, 04/01/20	162
40	Copano Energy LLC/Copano Energy Finance Corp., 7.125%, 04/01/21	42
200	El Paso Corp., 7.250%, 06/01/18	226
163	Energy Transfer Partners LP, 5.200%, 02/01/22	175
125	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	111
	Hilcorp Energy I LP/Hilcorp Finance Co.,
100	7.625%, 04/15/21 (e)	109
100	8.000%, 02/15/20 (e)	110
100	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.250%, 06/15/22	107

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
	Newfield Exploration Co.,
40	5.750%, 01/30/22	43
230	6.875%, 02/01/20	249
79	PBF Holding Co. LLC/PBF Finance Corp., 8.250%, 02/15/20 (e)	79
	Peabody Energy Corp.,
50	6.000%, 11/15/18 (e)	52
45	6.250%, 11/15/21 (e)	47
35	Petrohawk Energy Corp., 6.250%, 06/01/19	40
100	Pioneer Natural Resources Co., 7.500%, 01/15/20	124
140	Plains Exploration & Production Co., 6.625%, 05/01/21	151
	QEP Resources, Inc.,
45	5.375%, 10/01/22	45
225	6.875%, 03/01/21	249
	Range Resources Corp.,
42	5.000%, 08/15/22	43
120	5.750%, 06/01/21	128
215	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 07/15/21	234
70	Samson Investment Co., 9.750%, 02/15/20 (e)	74
	SM Energy Co.,
30	6.500%, 11/15/21 (e)	32
125	6.625%, 02/15/19	134
125	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 03/15/20	133
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
20	6.375%, 08/01/22 (e)	21
250	6.875%, 02/01/21	267
210	Unit Corp., 6.625%, 05/15/21	215
	WPX Energy, Inc.,
180	5.250%, 01/15/17 (e)	184
30	6.000%, 01/15/22 (e)	31

		5,931

	Total Energy	7,627

	Financials — 22.0%
	Capital Markets — 3.9%
200	Bank of New York Mellon Corp. (The), 3.100%, 01/15/15	211
	Blackstone Holdings Finance Co. LLC,
200	5.875%, 03/15/21 (e)	202
505	6.625%, 08/15/19 (e)	537
500	CDP Financial, Inc., (Canada), 4.400%, 11/25/19 (e)	543

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	19

JPMorgan Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Capital Markets — Continued
	Goldman Sachs Group, Inc. (The),
400	5.750%, 01/24/22	418
500	6.000%, 05/01/14	537
500	6.000%, 06/15/20	531
500	Jefferies Group, Inc., 8.500%, 07/15/19	537
450	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	474
500	Morgan Stanley, 4.100%, 01/26/15	501

		4,491

	Commercial Banks — 3.0%
1,000	Barclays Bank plc, (United Kingdom), 2.750%, 02/23/15	1,005
44	Countrywide Capital III, 8.050%, 06/15/27	44
650	PNC Bank N.A., 6.875%, 04/01/18	770
250	Rabobank Nederland N.V., (Netherlands), 3.375%, 01/19/17	257
30	Royal Bank of Scotland Group plc, (United Kingdom), 5.050%, 01/08/15	29
10	Royal Bank of Scotland N.V., (Netherlands), VAR, 1.240%, 03/09/15	9
240	Wachovia Capital Trust III, VAR, 5.570%, 01/03/12 (x)	220
1,000	Wells Fargo & Co., 2.625%, 12/15/16	1,030

		3,364

	Consumer Finance — 1.8%
	Ally Financial, Inc.,
285	7.500%, 09/15/20	314
70	8.000%, 11/01/31	78
150	American Express Co., 7.250%, 05/20/14	169
200	American Honda Finance Corp., 3.500%, 03/16/15 (e)	211
400	Capital One Bank USA N.A., 8.800%, 07/15/19	489
250	Citigroup Capital XXI, VAR, 8.300%, 12/21/57	257
175	Ford Motor Credit Co. LLC, 8.125%, 01/15/20	218
250	SLM Corp., 6.250%, 01/25/16	261

		1,997

	Diversified Financial Services — 6.4%
125	Aircastle Ltd., (Bermuda), 9.750%, 08/01/18	141
	Bank of America Corp.,
100	5.420%, 03/15/17	100
500	5.875%, 01/05/21	526
100	7.800%, 09/15/16	109
280	VAR, 8.000%, 01/30/18 (x)	284
	Capmark Financial Group, Inc.,
300	0.000%, 05/10/10 (d)	2

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
20	VAR, 9.000%, 09/30/15	20
60	Cardtronics, Inc., 8.250%, 09/01/18	66
	CIT Group, Inc.,
250	6.625%, 04/01/18 (e)	270
50	7.000%, 05/01/17	50
50	7.000%, 05/02/17 (e)	50
500	Citigroup, Inc., 6.375%, 08/12/14	542
500	CME Group Index Services LLC, 4.400%, 03/15/18 (e)	539
25	Community Choice Financial, Inc., 10.750%, 05/01/19 (e)	24
77	ERAC USA Finance LLC, 2.250%, 01/10/14 (e)	77
	General Electric Capital Corp.,
1,500	2.900%, 01/09/17	1,567
200	6.875%, 01/10/39	247
1,000	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	1,003
500	Hutchison Whampoa International 10 Ltd., (Cayman Islands), VAR, 6.000%, 10/28/15 (e) (x)	511
500	Hutchison Whampoa International 11 Ltd., (Cayman Islands), 4.625%, 01/13/22 (e)	510
	International Lease Finance Corp.,
265	6.250%, 05/15/19	269
226	8.250%, 12/15/20	252
25	8.625%, 01/15/22	28
25	8.875%, 09/01/17	28
100	Lender Processing Services, Inc., 8.125%, 07/01/16	104

		7,319

	Insurance — 4.8%
884	Aflac, Inc., 3.450%, 08/15/15	928
178	American International Group, Inc., VAR, 8.175%, 05/15/58	188
1,156	Berkshire Hathaway, Inc., 3.400%, 01/31/22	1,181
100	Catlin Insurance Co., Ltd., (Bermuda), VAR, 7.249%, 01/19/17 (e) (x)	89
100	CNO Financial Group, Inc., 9.000%, 01/15/18 (e)	108
175	Hartford Financial Services Group, Inc., VAR, 8.125%, 06/15/38	186
107	Liberty Mutual Group, Inc., VAR, 10.750%, 06/15/58 (e)	140
700	Massachusetts Mutual Life Insurance Co., 8.875%, 06/01/39 (e)	1,027
	Metropolitan Life Global Funding I,
500	2.000%, 01/10/14 (e)	505
200	5.125%, 06/10/14 (e)	216

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Insurance — Continued
750	Nationwide Mutual Insurance Co., 8.250%, 12/01/31 (e)	851
41	XL Group plc, (Ireland), VAR, 6.500%, 04/15/17 (x)	35

		5,454

	Real Estate Investment Trusts (REITs) — 2.0%
125	CB Richard Ellis Services, Inc., 6.625%, 10/15/20	133
45	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	43
225	DuPont Fabros Technology LP, 8.500%, 12/15/17	249
	ERP Operating LP,
125	5.375%, 08/01/16	139
715	6.584%, 04/13/15	792
60	HCP, Inc., 3.750%, 02/01/16	62
500	Simon Property Group LP, 6.125%, 05/30/18	596
225	Weyerhaeuser Co., 7.375%, 03/15/32	245

		2,259

	Real Estate Management & Development — 0.1%
25	Kennedy-Wilson, Inc., 8.750%, 04/01/19	26
58	MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 02/15/22	60

		86

	Total Financials	24,970

	Health Care — 4.6%
	Biotechnology — 0.6%
500	Amgen, Inc., 6.150%, 06/01/18	604

	Health Care Providers & Services — 2.6%
500	Aetna, Inc., 6.000%, 06/15/16	579
100	DaVita, Inc., 6.625%, 11/01/20	107
	Fresenius Medical Care U.S. Finance II, Inc.,
42	5.625%, 07/31/19 (e)	45
38	5.875%, 01/31/22 (e)	40
	Fresenius Medical Care U.S. Finance, Inc.,
125	6.500%, 09/15/18 (e)	138
125	6.875%, 07/15/17	139
	HCA, Inc.,
175	5.875%, 03/15/22	179
160	6.500%, 02/15/20	172
325	7.875%, 02/15/20	358
220	Health Management Associates, Inc., 6.125%, 04/15/16	230
500	Laboratory Corp. of America Holdings, 5.625%, 12/15/15	560

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
265	Omnicare, Inc., 7.750%, 06/01/20	295
	Tenet Healthcare Corp.,
30	6.250%, 11/01/18 (e)	32
100	10.000%, 05/01/18	117

		2,991

	Pharmaceuticals — 1.4%
	Endo Pharmaceuticals Holdings, Inc.,
215	7.000%, 07/15/19	237
120	7.250%, 01/15/22	133
500	Hospira, Inc., 5.600%, 09/15/40	492
80	Mylan, Inc., 7.625%, 07/15/17 (e)	89
500	Teva Pharmaceutical Finance Co. LLC, 5.550%, 02/01/16	570
105	Valeant Pharmaceuticals International, 7.000%, 10/01/20 (e)	106

		1,627

	Total Health Care	5,222

	Industrials — 5.3%
	Aerospace & Defense — 1.5%
400	Boeing Co. (The), 7.950%, 08/15/24	588
	Esterline Technologies Corp.,
75	6.625%, 03/01/17	78
200	7.000%, 08/01/20	221
25	Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17	27
628	United Technologies Corp., 6.050%, 06/01/36	811

		1,725

	Airlines — 0.8%
340	American Airlines, 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	338
307	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	308
183	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	189
39	UAL 2007-1 Pass-Through Trust, 6.636%, 07/02/22	41

		876

	Building Products — 0.3%
	Building Materials Corp. of America,
100	6.750%, 05/01/21 (e)	109
125	6.875%, 08/15/18 (e)	135
100	7.500%, 03/15/20 (e)	109

		353

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	21

JPMorgan Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Services & Supplies — 0.5%
	Deluxe Corp.,
120	7.000%, 03/15/19	122
125	7.375%, 06/01/15	128
100	FTI Consulting, Inc., 6.750%, 10/01/20	108
75	Garda World Security Corp., (Canada), 9.750%, 03/15/17 (e)	79
	R.R. Donnelley & Sons Co.,
20	7.250%, 05/15/18	20
75	7.625%, 06/15/20	73
20	8.250%, 03/15/19	20

		550

	Construction & Engineering — 0.3%
50	Dycom Investments, Inc., 7.125%, 01/15/21	51
250	Tutor Perini Corp., 7.625%, 11/01/18	251
75	United Rentals North America, Inc., 9.250%, 12/15/19	83

		385

	Industrial Conglomerates — 0.8%
295	Koninklijke Philips Electronics N.V., (Netherlands), 5.750%, 03/11/18	347
400	Tyco International Ltd./Tyco International Finance S.A., (Switzerland), 7.000%, 12/15/19	497

		844

	Machinery — 0.5%
75	Actuant Corp., 6.875%, 06/15/17	78
175	AGCO Corp., 5.875%, 12/01/21 (e)	185
35	Boart Longyear Management Pty Ltd., (Australia), 7.000%, 04/01/21 (e)	37
75	CNH Capital LLC, 6.250%, 11/01/16 (e)	81
110	Griffon Corp., 7.125%, 04/01/18	114
75	SPX Corp., 6.875%, 09/01/17	83

		578

	Marine — 0.2%
150	CMA CGM S.A., (France), 8.500%, 04/15/17 (e)	85
10	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.625%, 11/01/17	8
68	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	67
25	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 9.250%, 04/15/19 (e)	21

		181

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.3%
105	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, 01/15/19	110
	Hertz Corp. (The),
100	6.750%, 04/15/19	105
50	7.375%, 01/15/21	54
105	Kansas City Southern de Mexico S.A. de C.V., (Mexico), 6.125%, 06/15/21	113
12	RailAmerica, Inc., 9.250%, 07/01/17	13

		395

	Transportation Services — 0.1%
75	CEVA Group plc, (United Kingdom), 8.375%, 12/01/17 (e)	75

	Total Industrials	5,962

	Information Technology — 3.5%
	Communications Equipment — 0.0% (g)
50	Brightstar Corp., 9.500%, 12/01/16 (e)	52

	Computers & Peripherals — 0.7%
500	Hewlett-Packard Co., 6.125%, 03/01/14	546
200	Seagate HDD Cayman, (Cayman Islands), 7.000%, 11/01/21 (e)	222

		768

	Electronic Equipment, Instruments & Components — 0.8%
	Arrow Electronics, Inc.,
250	3.375%, 11/01/15	256
592	7.500%, 01/15/27	650

		906

	Internet Software & Services — 0.6%
500	eBay, Inc., 3.250%, 10/15/20	518
115	Equinix, Inc., 7.000%, 07/15/21	127

		645

	IT Services — 0.1%
	Fidelity National Information Services, Inc.,
30	7.625%, 07/15/17 (e)	33
50	7.875%, 07/15/20	56
35	iGate Corp., 9.000%, 05/01/16	38

		127

	Semiconductors & Semiconductor Equipment — 0.8%
150	Advanced Micro Devices, Inc., 7.750%, 08/01/20	166
150	Amkor Technology, Inc., 7.375%, 05/01/18	162
500	National Semiconductor Corp., 6.600%, 06/15/17	620

		948

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Software — 0.5%
20	Audatex North America, Inc., 6.750%, 06/15/18 (e)	21
235	Intuit, Inc., 5.750%, 03/15/17	267
200	Oracle Corp., 5.750%, 04/15/18	245

		533

	Total Information Technology	3,979

	Materials — 4.3%
	Chemicals — 0.8%
200	Celanese US Holdings LLC, 6.625%, 10/15/18	219
	CF Industries, Inc.,
100	6.875%, 05/01/18	118
100	7.125%, 05/01/20	122
20	J.M. Huber Corp., 9.875%, 11/01/19 (e)	21
200	LyondellBasell Industries N.V., (Netherlands), 6.000%, 11/15/21 (e)	220
86	PolyOne Corp., 7.375%, 09/15/20	93
100	Scotts Miracle-Gro Co. (The), 7.250%, 01/15/18	107

		900

	Construction Materials — 0.4%
100	CRH America, Inc., 6.000%, 09/30/16	109
	Vulcan Materials Co.,
105	7.000%, 06/15/18	113
195	7.500%, 06/15/21	217

		439

	Containers & Packaging — 1.5%
400	Ardagh Packaging Finance plc, (Ireland), 7.375%, 10/15/17 (e)	430
	Ball Corp.,
250	5.000%, 03/15/22	256
100	7.375%, 09/01/19	111
65	Crown Americas LLC/Crown Americas Capital Corp. III, 6.250%, 02/01/21	72
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
400	7.125%, 04/15/19 (e)	423
150	7.875%, 08/15/19 (e)	164
	Rock-Tenn Co.,
115	4.450%, 03/01/19 (e)	117
115	4.900%, 03/01/22 (e)	117

		1,690

	Metals & Mining — 0.7%
50	AK Steel Corp., 7.625%, 05/15/20	50
125	FMG Resources August 2006 Pty Ltd., (Australia), 7.000%, 11/01/15 (e)	132

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
250	Novelis, Inc., (Canada), 8.750%, 12/15/20	279
225	Steel Dynamics, Inc., 7.625%, 03/15/20	251
85	United States Steel Corp., 7.375%, 04/01/20	89

		801

	Paper & Forest Products — 0.9%
450	AbitibiBowater, Inc., 10.250%, 10/15/18 (e)	514
100	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	102
225	Georgia-Pacific LLC, 7.750%, 11/15/29	286
150	NewPage Corp., 11.375%, 12/31/14 (d)	91
61	P.H. Glatfelter Co., 7.125%, 05/01/16	62

		1,055

	Total Materials	4,885

	Telecommunication Services — 3.8%
	Diversified Telecommunication Services — 2.3%
600	BellSouth Corp., 6.875%, 10/15/31	737
300	Centel Capital Corp., 9.000%, 10/15/19	345
	Frontier Communications Corp.,
75	8.125%, 10/01/18	81
275	8.500%, 04/15/20	297
600	Telefonica Emisiones S.A.U., (Spain), 6.421%, 06/20/16	646
	Windstream Corp.,
25	7.500%, 06/01/22 (e)	27
75	7.750%, 10/15/20	82
187	7.750%, 10/01/21	204
200	7.875%, 11/01/17	226

		2,645

	Wireless Telecommunication Services — 1.5%
500	Crown Castle Towers LLC, 4.174%, 08/15/17 (e)	521
75	Nextel Communications, Inc., 7.375%, 08/01/15	74
100	NII Capital Corp., 7.625%, 04/01/21	102
69	Sprint Capital Corp., 6.900%, 05/01/19	61
	Sprint Nextel Corp.,
166	9.000%, 11/15/18 (e)	185
13	11.500%, 11/15/21 (e)	15
200	VimpelCom Holdings B.V., (Netherlands), 7.504%, 03/01/22 (e)	196
500	Vodafone Group plc, (United Kingdom), 5.375%, 01/30/15	561

		1,715

	Total Telecommunication Services	4,360

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	23

JPMorgan Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Utilities — 6.2%
	Electric Utilities — 3.4%
200	Connecticut Light & Power Co. (The), 6.350%, 06/01/36	253
210	Detroit Edison Co. (The), 6.625%, 06/01/36	286
	DPL, Inc.,
15	6.500%, 10/15/16 (e)	16
275	7.250%, 10/15/21 (e)	314
1,000	Entergy Texas, Inc., 3.600%, 06/01/15	1,040
150	Ipalco Enterprises, Inc., 5.000%, 05/01/18	152
500	Northern States Power Co., 6.500%, 03/01/28	658
245	Public Service Co. of New Mexico, 7.950%, 05/15/18	294
500	Southern California Edison Co., 6.650%, 04/01/29	657
200	Spectra Energy Capital LLC, 5.500%, 03/01/14	212

		3,882

	Gas Utilities — 0.5%
	Atmos Energy Corp.,
250	4.950%, 10/15/14	273
200	8.500%, 03/15/19	264

		537

	Independent Power Producers & Energy Traders — 1.1%
250	Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.000%, 06/01/16 (e)	272
	Calpine Corp.,
303	7.875%, 07/31/20 (e)	335
97	7.875%, 01/15/23 (e)	106
174	Midwest Generation LLC, 8.560%, 01/02/16	177
350	NRG Energy, Inc., 7.875%, 05/15/21	347

		1,237

	Multi-Utilities — 1.0%
1,000	Dominion Resources, Inc., 5.250%, 08/01/33	1,112

	Water Utilities — 0.2%
250	American Water Capital Corp., 6.085%, 10/15/17	293

	Total Utilities	7,061

	Total Corporate Bonds (Cost $75,372)	77,416

Foreign Government Security — 0.3%
250	Province of Quebec, (Canada), 6.350%, 01/30/26 (Cost $303)	335

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 3.8% (t)
	District of Columbia — 1.0%
1,000	District of Columbia Water & Sewer Authority, Series A, Rev., 5.500%, 10/01/39	1,130

	New York — 0.6%
100	New York City Municipal Water Finance Authority, Second General Resolution, Rev., 5.375%, 06/15/43	113
500	Port Authority of New York & New Jersey, Taxable Consolidated 160, Rev., 5.647%, 11/01/40	598

		711

	Oklahoma — 0.1%
100	Oklahoma City Water Utilities Trust, Water & Sewer, Rev., 5.375%, 07/01/40	118

	Oregon — 1.0%
1,000	State of Oregon, University Systems Projects, Series G, GO, 5.250%, 08/01/31	1,200

	Pennsylvania — 1.1%
1,000	Pennsylvania Turnpike Commission, Subordinated Special Motor License Fund, Rev., 6.000%, 12/01/36	1,207

	Total Municipal Bonds (Cost $3,973)	4,366

U.S. Treasury Obligations — 4.7%
2,500	U.S. Treasury Bonds, 3.750%, 08/15/41 (m)	2,837
	U.S. Treasury Notes,
1,000	1.375%, 11/30/18 (m)	1,002
1,500	2.000%, 11/15/21 (m)	1,507

	Total U.S. Treasury Obligations (Cost $5,370)	5,346

SHARES
Common Stock — 0.1%
	Financials — 0.1%
	Diversified Financial Services — 0.1%
4	Capmark Financial Group, Inc. (a) (Cost $53)	81

PRINCIPAL AMOUNT($)
Loan Participations & Assignments — 0.6%
	Consumer Discretionary — 0.2%
	Automobiles — 0.1%
135	Chrysler, Term Loan B, VAR, 6.000%, 05/24/17	135

	Broadcasting & Cable TV — 0.0% (g)
25	Kabel Deutschland, VAR, 02/01/19 ^	25

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Hotels, Restaurants & Leisure — 0.1%
34	Burger King Corp., Tranche B Term Loan, VAR, 4.500%, 10/19/16	34

	Total Consumer Discretionary	194

	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
150	MEG Energy Corp., Term Loan B, VAR, 4.000%, 03/18/18	149

	Health Care — 0.2%
	Health Care Technology — 0.1%
	Emdeon Inc., Term Loan B,
1	VAR, 6.750%, 11/02/18	1
12	VAR, 6.750%, 11/02/18	12
28	VAR, 6.750%, 11/02/18	28
7	VAR, 6.750%, 11/02/18	7
2	VAR, 6.750%, 11/02/18	2

		50

	Pharmaceuticals — 0.1%
	Aptalis Pharma, Inc., Term Loan,
14	VAR, 5.500%, 02/10/17	15
134	VAR, 5.500%, 02/10/17	133

		148

	Total Health Care	198

	Industrials — 0.1%
	Aerospace & Defense — 0.1%
50	Ducommun, Inc., Term Loan B, VAR, 5.500%, 06/28/17	49

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.0% (g)
35	SCH Group, 1st Lien Term Loan, VAR, 6.625%, 04/28/17	32

	Total Industrials	81

	Total Loan Participations & Assignments (Cost $622)	622

SHARES
Short-Term Investments — 22.1%
	Investment Companies — 22.1%
23,463	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) †	23,463
1,700	JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.010% (b) (l)	1,700

	Total Short-Term Investments (Cost $25,163)	25,163

	Total Investments — 100.2% (Cost $111,507)	113,989
	Liabilities in Excess of Other Assets — (0.2)%	(228)

	NET ASSETS — 100.0%	$113,761

Percentages indicated are based on net assets.

Credit Default Swaps—Buy Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE		UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Barclays Bank plc:
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	5.000% quarterly	06/20/13	15.843%	$50	$6		$(3)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	5.000% quarterly	06/20/13	15.843	100	12		(7)
Deutsche Bank AG, New York:
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	5.000% quarterly	06/20/13	15.843	50	6		(5)
Morgan Stanley Capital Services:
Beazer Homes USA, Inc., 9.125%, 06/15/18	5.000% quarterly	09/20/13	5.270	25	—	(h)	(1)
Union Bank of Switzerland AG:
Lincoln National Corp., 6.200%, 12/15/11	1.000% quarterly	09/20/16	2.170	100	5		(3)
United States of America, 0.000%, 08/15/16	0.250% quarterly	09/20/16	0.326	EUR 150	—	(h)	(3)

					$29		$(22)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	25

JPMorgan Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

Credit Default Swaps—Sell Protection [2]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Bank of America:
Assured Guaranty Corp., 1.000%, 12/31/99	5.000% quarterly	06/20/13	5.783%	$500	— (h)	$2
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	430	(21)	3
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	190	(9)	1
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/13	6.617	80	(1)	—	(h)
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/13	6.617	50	— (h)	—	(h)
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/13	6.617	50	— (h)	—	(h)
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	50	(4)	3
Barclays Bank plc:
Dixons Retail plc, 8.750%, 08/03/15	5.000% quarterly	06/20/12	2.653	EUR 570	13	22
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	12/20/12	13.178	250	(13)	40
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	8
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	850	(188)	87
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	50	(13)	7
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	50	(13)	7
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	100	(25)	15
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	50	(12)	13
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	100	(3)	6
BNP Paribas:
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	50	(1)	1
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	03/20/14	4.163	600	16	30
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	25	(2)	2
Citibank, N.A.:
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	50	(1)	1
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	50	(1)	1
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	50	(1)	1
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/13	6.617	250	(3)	(1)
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/14	8.570	150	(9)	7
Credit Suisse International:
Best Buy Co., Inc., 5.500%, 03/15/21	1.000% quarterly	03/20/13	2.005	1000	(8)	12
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	25	(1)	1
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	25	(2)	2
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	50	(4)	4
Deutsche Bank AG, New York:
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	09/20/16	4.250	50	2	(2)
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	560	(8)	8
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	90	(1)	—	(h)
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/13	6.340	50	— (h)	2
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	7
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	7
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	8
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	8
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	8
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/13	17.088	50	(8)	9
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/13	17.088	50	(8)	10

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/13	17.088%	$50	(8)	$9
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	50	(13)	9
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/14	8.570	50	(3)	2
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	09/20/14	8.847	100	(8)	5
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	250	7	14
Supervalu, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316	650	(64)	26
Supervalu, Inc., 8.000%, 05/01/16	5.000% quarterly	06/20/16	8.476	50	(5)	5
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	50	(1)	3
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	100	(3)	2
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	50	(4)	3
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	50	(4)	4
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	50	(4)	4
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	25	(2)	2
Morgan Stanley Capital Services:
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	09/20/16	4.250	50	2	(1)
Caesars Entertainment Operating Co., Inc., 5.375%, 12/15/13	5.000% quarterly	03/20/13	7.836	560	(10)	10
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/14	8.841	850	(67)	33
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/12	11.666	25	(1)	1
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	200	(10)	9
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	03/20/12	32.270	100	— (h)	2
Royal Bank of Scotland:
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	150	(3)	2
Union Bank of Switzerland AG:
Assured Guaranty Corp., 1.000%, 12/31/99	5.000% quarterly	03/20/12	4.680	200	2	(1)
Lennar Corp., 6.500%, 04/15/16	5.000% quarterly	06/20/13	1.359	105	6	(8)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	8

					$(564)	$483

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay any upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.
[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).
*	The Fund has purchased credit default swaps with identical underlying reference obligations; net amounts received by the Fund from settlement of purchased protection may offset potential amounts paid at a credit event for protection sold.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	27

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — 21.2%
	Argentina — 0.3%
1,670	Aeropuertos Argentina 2000 S.A., Reg. S., 10.750%, 12/01/20	1,783

	Barbados — 0.2%
1,400	Columbus International, Inc., Reg. S., 11.500%, 11/20/14	1,512

	Brazil — 1.1%
2,050	Banco Bradesco S.A., 5.750%, 03/01/22 (e) (m)	2,067
1,780	Banco do Estado do Rio Grande do Sul, 7.375%, 02/02/22 (e) (m)	1,846
BRL 10,055	Lehman Brothers Holdings, Inc., CLN, 10.000%, 01/03/12 (linked to Brazilian Real Notes, 10.000%, 01/03/12; credit rating A-) (d) (e) (f) (i)	1,574
1,450	Oi S.A., 5.750%, 02/10/22 (e) (m)	1,486

		6,973

	Cayman Islands — 0.7%
1,830	China Shanshui Cement Group Ltd., Reg. S., 8.500%, 05/25/16	1,817
2,280	Petrobras International Finance Co., 5.375%, 01/27/21 (m)	2,451

		4,268

	Chile — 0.3%
2,100	AES Gener S.A., 5.250%, 08/15/21 (e) (m)	2,195

	Dominican Republic — 0.2%
1,014	AES Andres Dominicana Ltd./Itabo Dominicana Ltd., 9.500%, 11/12/20 (e) (m)	1,057

	Indonesia — 1.4%
	Majapahit Holding B.V.,
910	7.750%, 01/20/20 (e) (m)	1,113
1,780	Reg. S., 7.750%, 01/20/20	2,169
	Pertamina Persero PT,
3,350	5.250%, 05/23/21 (e) (m)	3,559
1,950	6.500%, 05/27/41 (e) (m)	2,160

		9,001

	Ireland — 0.9%
2,420	Bank of Moscow via BOM Capital PL, Reg. S., 6.699%, 03/11/15	2,491
1,330	Koks OAO Via Koks Finance Ltd., 7.750%, 06/23/16 (e) (m)	1,270
1,650	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Reg. S., 7.748%, 02/02/21	1,643

		5,404

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Kazakhstan — 3.2%
	Development Bank of Kazakhstan JSC,
450	6.000%, 03/23/26	394
900	Reg. S., 5.500%, 12/20/15	943
1,020	Kazakhstan Temir Zholy Finance B.V., 6.375%, 10/06/20 (e) (m)	1,114
	KazMunayGas National Co.,
6,644	6.375%, 04/09/21 (e) (m)	7,292
7,370	Reg. S., 7.000%, 05/05/20	8,457
1,638	Reg. S., 8.375%, 07/02/13	1,748

		19,948

	Luxembourg — 0.2%
1,290	Minerva Luxembourg S.A., 12.250%, 02/10/22 (e) (m)	1,348

	Mexico — 5.3%
2,879	BBVA Bancomer S.A., Reg. S., 7.250%, 04/22/20	3,052
2,100	Desarrolladora Homex S.A.B. de C.V., 9.750%, 03/25/20 (e) (m)	2,174
	Pemex Project Funding Master Trust,
458	5.750%, 03/01/18 (m)	511
7,625	6.625%, 06/15/35 (m)	8,692
	Petroleos Mexicanos,
5,650	4.875%, 01/24/22 (e) (m)	5,915
765	5.500%, 01/21/21 (m)	839
2,690	6.000%, 03/05/20 (m)	3,053
4,210	6.500%, 06/02/41 (e) (m)	4,759
MXN 29,000	7.650%, 11/24/21 (e)	2,291
1,700	Servicios Corporativos Javer SAPI de C.V., Reg. S., 9.875%, 04/06/21	1,547

		32,833

	Netherlands — 0.5%
1,500	Listrindo Capital B.V., 6.950%, 02/21/19 (e) (m)	1,522
1,640	WPE International Cooperatief UA, 10.375%, 09/30/20 (e)	1,546

		3,068

	Peru — 0.4%
	Banco de Credito del Peru,
1,500	5.375%, 09/16/20 (e) (m)	1,515
1,000	Reg. S., 5.375%, 09/16/20	1,010

		2,525

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Philippines — 0.9%
	Power Sector Assets & Liabilities Management Corp.,
691	7.250%, 05/27/19 (e) (m)	857
3,610	7.390%, 12/02/24 (e) (m)	4,621

		5,478

	Russia — 0.3%
1,980	Alfa Bank OJSC Via Alfa Bond Issuance plc, 7.875%, 09/25/17 (e) (m)	2,027

	South Africa — 0.6%
3,260	Eskom Holdings SOC Ltd., Reg. S., 5.750%, 01/26/21	3,500

	Spain — 0.5%
3,300	Cemex Espana Luxembourg, Reg. S., 9.250%, 05/12/20	3,003

	Turkey — 0.1%
699	Yasar Holdings S.A. Via Willow No. 2, Reg. S., 9.625%, 10/07/15	701

	Ukraine — 0.1%
355	National JSC Naftogaz of Ukraine, 9.500%, 09/30/14	348

	United Arab Emirates — 0.4%
	Dubai Electricity & Water Authority,
670	7.375%, 10/21/20 (e) (m)	701
930	Reg. S., 7.375%, 10/21/20	974
620	8.500%, 04/22/15 (e) (m)	683

		2,358

	United Kingdom — 0.8%
1,030	Central American Bottling Corp., 6.750%, 02/09/22 (e) (m)	1,069
1,000	City of Kyiv Via Kyiv Finance plc, 9.375%, 07/11/16 (e) (m)	860
3,360	Vedanta Resources plc, Reg. S., 8.250%, 06/07/21	3,099

		5,028

	Venezuela — 2.8%
	Petroleos de Venezuela S.A.,
5,320	4.900%, 10/28/14	4,681
3,915	5.000%, 10/28/15	3,250
9,658	5.375%, 04/12/27	6,036
3,490	8.500%, 11/02/17 (e) (m)	3,176

		17,143

	Total Corporate Bonds (Cost $127,370)	131,501

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — 74.0%
	Argentina — 4.0%
	Republic of Argentina,
18,857	SUB, 2.500%, 12/31/38 (m)	7,071
1,064	7.000%, 10/03/15	1,026
1,002	8.280%, 12/31/33 (m)	784
16,061	8.750%, 06/02/17	15,821

		24,702

	Belarus — 0.9%
5,591	Republic of Belarus, 8.750%, 08/03/15	5,311

	Belize — 0.2%
2,505	Government of Belize, Reg. S., SUB, 8.500%, 02/20/29	1,177

	Brazil — 8.4%
	Banco Nacional de Desenvolvimento Economico e Social,
1,450	6.369%, 06/16/18 (e) (m)	1,667
2,251	6.500%, 06/10/19 (e) (m)	2,634
BRL920	Brazil Notas do Tesouro Nacional Serie B, 6.000%, 05/15/13	1,181
BRL 3,610	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/14	2,106
	Federal Republic of Brazil,
1,310	4.875%, 01/22/21 (m)	1,482
1,200	7.125%, 01/20/37 (m)	1,660
875	7.875%, 03/07/15 (m)	1,046
6,335	8.000%, 01/15/18 (m)	7,598
10,591	8.250%, 01/20/34 (m)	16,231
4,000	11.000%, 08/17/40 (m)	5,320
2,038	12.250%, 03/06/30 (m)	3,933
BRL9,746	12.500%, 01/05/22	7,286

		52,144

	Colombia — 1.4%
	Republic of Colombia,
1,960	4.375%, 07/12/21 (m)	2,122
1,490	6.125%, 01/18/41 (m)	1,829
1,700	7.375%, 03/18/19 (m)	2,181
1,730	11.750%, 02/25/20	2,750

		8,882

	Croatia — 0.8%
	Republic of Croatia,
2,000	6.375%, 03/24/21 (e) (m)	1,885
296	Reg. S., 6.375%, 03/24/21	279
485	Reg. S., 6.625%, 07/14/20	470
2,610	Reg. S., 6.750%, 11/05/19	2,568

		5,202

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	29

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — Continued
	Dominican Republic — 1.3%
	Government of Dominican Republic,
1,283	Reg. S., 7.500%, 05/06/21	1,309
2,966	Reg. S., 9.040%, 01/23/18	3,248
DOP 129,800	15.950%, 06/04/21 (e)	3,202

		7,759

	Ecuador — 0.3%
1,787	Republic of Ecuador, 9.375%, 12/15/15	1,814

	El Salvador — 0.7%
	Republic of El Salvador,
2,410	Reg. S., 7.375%, 12/01/19	2,591
210	Reg. S., 7.650%, 06/15/35	215
760	8.250%, 04/10/32 (e) (m)	828
900	Reg. S., 8.250%, 04/10/32	981

		4,615

	Ghana — 0.6%
1,030	Barclays Bank plc, CLN, 19.000%, 01/20/13 (linked to Government of Ghana 3-Year Bond, 19.000%, 01/14/13; credit rating B) (e) (f) (i)	905
2,610	Citigroup Funding, Inc., CLN, 13.300%,10/02/13 (linked to Government of Ghana 3-Year Bond, 13.300%, 10/02/13; credit rating B) (e) (f) (i)	2,106
950	Citigroup Funding, Inc., CLN, 14.990%, 03/13/13 (linked to Government of Ghana 3-Year Bond, 14.990%, 03/11/13; credit rating B) (e) (f) (i)	776

		3,787

	Hungary — 1.4%
	Republic of Hungary,
5,223	6.250%, 01/29/20 (m)	4,923
760	6.375%, 03/29/21	714
3,360	7.625%, 03/29/41 (m)	3,150

		8,787

	Indonesia — 3.8%
374	Citigroup Funding, Inc., CLN, 14.250%, 06/19/13 (linked to Indonesia Government Bond, 14.250%, 06/15/13; credit rating BB+) (e) (f) (i)	344
790	Deutsche Bank AG, London Branch, CLN, 11.500%, 09/23/19 (linked to Indonesia Government Bond, 11.500%, 09/15/19; credit rating BB+) (e) (f) (i)	1,206

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Indonesia — Continued
410	Deutsche Bank AG, London Branch, CLN, 14.275%, 12/17/13 (linked to Indonesia Government Bond, 14.275%, 12/15/13; credit rating BB+) (e) (f) (i)	529
	Republic of Indonesia,
5,281	Reg. S., 5.875%, 03/13/20	6,133
2,580	6.875%, 01/17/18 (e) (m)	3,119
4,312	Reg. S., 8.500%, 10/12/35	6,446
4,030	Reg. S., 11.625%, 03/04/19	6,055

		23,832

	Iraq — 1.1%
9,049	Republic of Iraq, Reg. S., 5.800%, 01/15/28	7,036

	Ivory Coast — 0.3%
2,660	Republic of Ivory Coast, Reg. S., 12/31/32 (d)	1,636

	Lithuania — 1.4%
	Republic of Lithuania,
2,696	5.125%, 09/14/17 (e) (m)	2,736
732	Reg. S., 5.125%, 09/14/17	743
570	6.125%, 03/09/21 (e) (m)	587
1,740	6.625%, 02/01/22 (e) (m)	1,871
1,410	Reg. S., 6.750%, 01/15/15	1,512
1,190	Reg. S., 7.375%, 02/11/20	1,345

		8,794

	Mexico — 7.7%
	United Mexican States,
10,720	5.625%, 01/15/17	12,355
7,780	5.750%, 10/12/10	8,286
3,274	6.050%, 01/11/40	3,970
9,575	6.750%, 09/27/34	12,447
1,220	7.500%, 04/08/33	1,714
MXN 38,500	7.750%, 12/14/17	3,336
1,150	8.300%, 08/15/31	1,728
MXN 39,600	10.000%, 11/20/36	3,882

		47,718

	Namibia — 0.3%
1,520	Namibia International Bonds, 5.500%, 11/03/21 (e) (m)	1,569

	Pakistan — 0.2%
1,414	Republic of Pakistan, Reg. S., 7.125%, 03/31/16	1,103

	Panama — 0.6%
	Republic of Panama,
1,265	7.250%, 03/15/15 (m)	1,461
1,270	9.375%, 04/01/29 (m)	2,029

		3,490

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — Continued
	Peru — 3.0%
	Republic of Peru,
5,685	5.625%, 11/18/50 (m)	6,225
PEN 7,150	6.950%, 08/12/31 (e)	2,906
4,496	7.350%, 07/21/25 (m)	6,058
2,200	8.750%, 11/21/33 (m)	3,372

		18,561

	Philippines — 4.7%
	Republic of Philippines,
2,690	5.000%, 01/13/37 (m)	2,865
1,000	6.375%, 10/23/34 (m)	1,250
3,490	6.500%, 01/20/20 (m)	4,267
12,135	7.750%, 01/14/31 (m)	16,974
2,220	8.375%, 06/17/19 (m)	2,991
600	9.500%, 02/02/30 (m)	958

		29,305

	Poland — 0.3%
1,695	Poland Government Bond, 5.000%, 03/23/22	1,799

	Qatar — 0.5%
2,740	State of Qatar, Reg. S., 5.750%, 01/20/42	2,980

	Romania — 0.7%
4,470	Republic of Romania, 6.750%, 02/07/22 (e) (m)	4,582

	Russia — 10.6%
	Russian Federation,
1,000	Reg. S., 3.625%, 04/29/15	1,037
50,436	Reg. S., SUB, 7.500%, 03/31/30	60,082
1,290	Reg. S., 11.000%, 07/24/18	1,819
1,560	Reg. S., 12.750%, 06/24/28	2,783

		65,721

	Serbia — 0.6%
	Republic of Serbia,
731	Reg. S., SUB, 6.750%, 11/01/24	709
3,205	7.250%, 09/28/21 (e)	3,253

		3,962

	South Africa — 0.4%
	Republic of South Africa,
1,540	4.665%, 01/17/24	1,609
855	5.500%, 03/09/20	971

		2,580

	Sri Lanka — 0.5%
	Republic of Sri Lanka,
1,089	6.250%, 10/04/20 (e)	1,062

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Sri Lanka — Continued
2,390	6.250%, 07/27/21 (e)	2,306

		3,368

	Turkey — 5.9%
	Republic of Turkey,
TRY 1,720	0.000%, 02/11/15	1,212
1,730	5.625%, 03/30/21	1,788
2,730	6.750%, 04/03/18	3,058
4,255	6.875%, 03/17/36	4,643
2,150	7.000%, 09/26/16	2,416
1,500	7.000%, 03/11/19	1,708
661	7.250%, 03/05/38	755
8,357	7.500%, 07/14/17	9,621
1,272	7.500%, 11/07/19	1,493
5,190	8.000%, 02/14/34	6,384
TRY 6,175	10.500%, 01/15/20	3,799

		36,877

	Ukraine — 0.9%
	Republic of Ukraine,
2,340	6.250%, 06/17/16 (e)	2,121
3,077	Reg. S., 6.580%, 11/21/16	2,796
440	Reg. S., 7.750%, 09/23/20	395

		5,312

	Uruguay — 1.5%
	Republic of Uruguay,
UYU 10,751	3.751%, 06/26/37	757
UYU 28,700	5.999%, 04/05/27	2,283
3,690	7.625%, 03/21/36 (m)	5,096
835	PIK, 7.875%, 01/15/33	1,156

		9,292

	Venezuela — 9.0%
	Republic of Venezuela,
12,930	Reg. S., 5.750%, 02/26/16	11,540
11,564	Reg. S., 6.000%, 12/09/20	8,673
6,320	Reg. S., 7.000%, 03/31/38	4,503
1,120	7.650%, 04/21/25	862
11,822	Reg. S., 7.750%, 10/13/19	9,990
4,320	Reg. S., 8.250%, 10/13/24	3,510
15,770	Reg. S., 9.000%, 05/07/23	13,483
2,540	9.250%, 09/15/27	2,280
820	Reg. S., 11.950%, 08/05/31	826

		55,667

	Total Foreign Government Securities (Cost $429,760)	459,364

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	31

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands, except number of contracts)

NOTIONAL AMOUNT	SECURITY DESCRIPTION	VALUE

Options Purchased — 0.1%
	Foreign Exchange Currency Options — 0.1%
	United States — 0.1%
4,140	USD Put/HUF Call, Expiring 03/07/12 at 230.00 HUF to 1 USD, Vanilla, European Style	266
6,000	PLN Put/USD Call, Expiring 05/16/12 at 3.30 PLN to 1 USD, Vanilla, European Style	84

	Total Options Purchased (Cost $205)	350

PRINCIPAL AMOUNT
Supranational — 0.4%
2,580	Eurasian Development Bank, 7.375%, 09/29/14 (e) (m) (Cost $2,654)	2,786

U.S. Treasury Obligation — 0.1%

435	U.S. Treasury Note, 1.375%, 04/15/12 (k) (Cost $436)	436

SHARES	SECURITY DESCRIPTION	VALUE

Short-Term Investment — 3.3%
	Investment Company — 3.3%
20,165	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) † (Cost $20,165)	20,165

	Total Investments — 99.1% (Cost $580,590)	614,602
	Other Assets in Excess of Liabilities — 0.9%	5,741

	NET ASSETS — 100.0%	$620,343

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
70	2 Year U.S. Treasury Note	06/29/12	15,417	(1)
37	5 Year U.S. Treasury Note	06/29/12	4,557	1
	Short Futures Outstanding
(289)	10 Year U.S. Treasury Note	06/20/12	(37,845)	29
(65)	30 Year U.S. Treasury Bond	06/20/12	(9,208)	(4)

				25

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
7,240,000	BRL††	Credit Suisse International	03/14/12	3,877	4,204	327
2,798,080,000	CLP††	Deutsche Bank AG	03/14/12	5,829	5,823	(6)
26,200,000	CNY††	Credit Suisse International	03/14/12	4,154	4,162	8
19,090,000	CNY††	Deutsche Bank AG	03/14/12	3,033	3,032	(1)
51,290,000	CNY††	HSBC Bank, N.A.	03/14/12	8,065	8,147	82
62,030,000	CNY††	Credit Suisse International	03/21/12	9,713	9,851	138
3,030,000,000	COP	Barclays Bank plc	03/21/12	1,645	1,711	66
2,534,000,000	COP	Citibank, N.A.	03/21/12	1,378	1,431	53
2,500,000,000	COP	Morgan Stanley	03/30/12	1,328	1,410	82
111,526,819	CZK	BNP Paribas	03/14/12	5,974	5,967	(7)
113,955,000	CZK	Deutsche Bank AG	03/14/12	6,044	6,097	53

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,270,588	EUR	BNP Paribas	03/14/12	4,173	4,358	185
5,365,500	EUR	Credit Suisse International	03/14/12	6,956	7,148	192
3,221,687	EUR	Deutsche Bank AG	03/14/12	4,169	4,292	123
345,895	EUR	HSBC Bank, N.A.	03/14/12	440	461	21
4,300,000	EUR	BNP Paribas	03/30/12	5,519	5,730	211
130,000	EUR	Union Bank of Switzerland AG	03/30/12	169	173	4
52,423,122,700	IDR††	Credit Suisse International	03/14/12	5,839	5,805	(34)
431,758,937	JPY	Deutsche Bank AG	03/14/12	5,677	5,312	(365)
3,207,190,000	KRW††	Credit Suisse International	03/14/12	2,805	2,864	59
9,621,680,000	KRW††	Deutsche Bank AG	03/14/12	8,346	8,593	247
39,980,000	MXN	Deutsche Bank AG	03/14/12	2,973	3,110	137
55,765,661	MXN	Royal Bank of Canada	03/14/12	4,012	4,338	326
137,824,679	MXN	Union Bank of Switzerland AG	03/14/12	10,372	10,722	350
54,250,000	MXN	Deutsche Bank AG	03/21/12	3,869	4,218	349
13,768,443	PLN	Deutsche Bank AG	03/14/12	3,928	4,438	510
44,280,000	RUB††	Citibank, N.A.	03/14/12	1,395	1,513	118
434,340,000	RUB††	Credit Suisse International	03/14/12	13,602	14,845	1,243
1,800,000	SGD	BNP Paribas	03/14/12	1,405	1,439	34
5,366,260	SGD	Deutsche Bank AG	03/14/12	4,154	4,291	137
7,483,790	SGD	State Street Bank & Trust	03/14/12	5,963	5,984	21
367,896,496	THB	Deutsche Bank AG	03/14/12	12,047	12,145	98
45,161,488	ZAR	Deutsche Bank AG	03/14/12	5,867	6,001	134
				164,720	169,615	4,895

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,400,000	AUD	BNP Paribas	03/14/12	1,442	1,499	(57)
10,021,895	AUD	Union Bank of Switzerland AG	03/14/12	10,376	10,734	(358)
17,590,938	BRL††	Deutsche Bank AG	03/14/12	9,913	10,214	(301)
2,798,080,000	CLP††	Union Bank of Switzerland AG	03/14/12	5,636	5,823	(187)
25,770,000	CNY††	Deutsche Bank AG	03/14/12	4,053	4,093	(40)
33,070,000	CNY††	Union Bank of Switzerland AG	03/14/12	5,246	5,253	(7)
62,030,000	CNY††	Barclays Bank plc	03/21/12	9,677	9,851	(174)
5,564,000,000	COP	Barclays Bank plc	03/21/12	2,873	3,141	(268)
2,500,000,000	COP	Citibank, N.A.	03/30/12	1,354	1,411	(57)
84,500,542	CZK	BNP Paribas	03/14/12	4,217	4,521	(304)
57,590,000	CZK	Deutsche Bank AG	03/14/12	2,890	3,082	(192)
7,823,718	CZK	HSBC Bank, N.A.	03/14/12	384	419	(35)
75,567,559	CZK	Royal Bank of Canada	03/14/12	3,898	4,043	(145)
4,472,278	EUR	BNP Paribas	03/14/12	5,926	5,959	(33)
12,281,392	EUR	Deutsche Bank AG	03/14/12	16,002	16,363	(361)
2,325,000	EUR	BNP Paribas	03/30/12	3,050	3,098	(48)
4,000,000	EUR	Credit Suisse International	03/30/12	5,353	5,330	23
380,000	EUR	Westpac Banking Corp.	03/30/12	489	506	(17)
52,423,122,700	IDR††	Credit Suisse International	03/14/12	5,843	5,805	38

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	33

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
319,888,937	JPY	BNP Paribas	03/14/12	4,144	3,935	209
111,870,000	JPY	Citibank, N.A.	03/14/12	1,457	1,376	81
6,611,410,000	KRW††	Barclays Bank plc	03/14/12	5,864	5,905	(41)
6,217,460,000	KRW††	Deutsche Bank AG	03/14/12	5,545	5,552	(7)
54,250,000	MXN	Credit Suisse International	03/21/12	3,958	4,218	(260)
13,768,443	PLN	Deutsche Bank AG	03/14/12	3,924	4,438	(514)
124,340,000	RUB††	Credit Suisse International	03/14/12	3,862	4,250	(388)
2,480,000	TRY	Citibank, N.A.	03/14/12	1,328	1,414	(86)
7,812,714	TRY	State Street Bank & Trust	03/14/12	4,107	4,455	(348)
12,650,000	ZAR	Credit Suisse International	03/14/12	1,559	1,681	(122)
32,511,488	ZAR	Deutsche Bank AG	03/14/12	4,002	4,320	(318)
				138,372	142,689	(4,317)

OPTIONS WRITTEN

Foreign Exchange Currency Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
USD Put/HUF Call, Vanilla, European Style	HUF 230.00	03/07/12	2,070	(133)
USD Put/HUF Call, Vanilla, European Style	HUF 230.00	03/07/12	2,070	(133)
USD Put/PLN Call, Vanilla, European Style	PLN 3.50	05/16/12	6,000	(39)

(Premiums received of $250.)				(305)

Credit Default Swaps — Buy Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Barclays Bank plc:
Republic of Kazakhstan, 11.125% 05/11/07	10.920% semi-annually	11/20/13	1.355%	1,750	(341)	—
Russian Federation, 2.250% 03/31/30	0.475% semi-annually	04/20/12	0.424	530	(1)	—
Citibank, N.A.:
Republic of Colombia, 10.375% 01/28/33	2.150% semi-annually	09/20/14	0.875	790	(33)	—
Republic of Korea, 4.875% 09/22/14	1.000% quarterly	03/20/16	1.160	2,500	11	3
Credit Suisse International:
Republic of Korea, 4.875% 09/22/14	1.000% quarterly	12/20/16	1.325	12,000	155	(695)
Deutsche Bank AG, New York:
Republic of Korea, 4.875% 09/22/14	1.000% quarterly	12/20/15	1.118	9,500	22	67
Russian Federation, 2.250% 03/31/30	0.495% semi-annually	04/20/12	0.424	350	(1)	—
Morgan Stanley Capital Services:
Republic of Argentina, 8.250% 12/31/33	2.620% semi-annually	07/20/12	2.686	870	(2)	—
Union Bank of Switzerland AG:
Republic of Argentina, 8.250% 12/31/33	2.620% semi-annually	07/20/12	2.686	520	(1)	—

					(191)	(625)

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Credit Default Swaps — Sell Protection [2]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Barclays Bank plc:
Republic of Kazakhstan, 11.125% 05/11/07*	0.680% semi-annually	08/20/12	0.621%	1,510	1	—
Citibank, N.A.:
Republic of Argentina, 8.250% 12/31/33*	2.160% semi-annually	06/20/12	2.687	720	2	—
Republic of Kazakhstan, 11.125% 05/11/07*	0.600% semi-annually	03/20/12	0.621	870	2	—
Deutsche Bank AG, New York:
People’s Republic of China, 4.750% 10/29/13	1.000% quarterly	12/20/16	1.144	10,000	(47)	171
People’s Republic of China, 4.750% 10/29/13	1.000% quarterly	12/20/16	1.144	14,000	(66)	236
Republic of Argentina, 8.250% 12/31/33*	1.960% semi-annually	04/20/12	2.687	230	1	—
Republic of Argentina, 8.250% 12/31/33*	2.140% semi-annually	06/20/12	2.687	1,140	3	—
Republic of Argentina, 8.250% 12/31/33*	2.080% semi-annually	07/20/12	2.686	830	— (h)	—
Republic of Argentina, 8.250% 12/31/33*	2.327% semi-annually	07/20/12	2.686	1,450	2	—
Republic of Kazakhstan, 11.125% 05/11/07*	0.610% semi-annually	03/20/12	0.621	620	2	—
Republic of Kazakhstan, 11.125% 05/11/07*	0.535% semi-annually	03/20/12	0.621	1,510	3	—
Republic of Kazakhstan, 11.125% 05/11/07*	0.710% semi-annually	08/20/12	0.621	1,090	1	—
Morgan Stanley Capital Services:
Republic of Argentina, 8.250% 12/31/33*	2.160% semi-annually	06/20/12	2.687	1,430	4	—

					(92)	407

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay any upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.
[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).
*	The Fund has purchased credit default swaps with identical underlying reference obligations; net amounts received by the Fund from settlement of purchased protection may offset potential amounts paid at a credit event for protection sold.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	35

JPMorgan Multi-Sector Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 5.2%
1,271	Aegis Asset-Backed Securities Trust, Series 2005-3, Class A3, VAR, 0.614%, 08/25/35	1,249
1,704	Argent Securities, Inc., Series 2004-W7, Class M2, VAR, 0.844%, 05/25/34	1,350
1,452	Asset-Backed Funding Certificates, Series 2004-OPT3, Class M1, VAR, 0.994%, 09/25/33	1,071
	Asset-Backed Securities Corp. Home Equity,
1,384	Series 2004-HE7, Class M2, VAR, 1.294%, 10/25/34	1,056
2,556	Series 2005-HE6, Class M1, VAR, 0.734%, 07/25/35	2,510
1,738	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, SUB, 5.704%, 02/28/41	1,648
328	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD2, Class A1, VAR, 0.624%, 06/25/36	256
1,929	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-3, Class 1A5, SUB, 4.660%, 03/25/33	1,716
	Citigroup Mortgage Loan Trust, Inc.,
1,750	Series 2006-WFH2, Class A2A, VAR, 0.394%, 08/25/36	1,238
1,137	Series 2007-WFH2, Class A2, VAR, 0.394%, 03/25/37	1,052
	Countrywide Asset-Backed Certificates,
1,110	Series 2002-3, Class M1, VAR, 1.369%, 03/25/32	853
1,375	Series 2004-1, Class M2, VAR, 1.069%, 03/25/34	1,177
1,315	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF11, Class A2D, VAR, 0.584%, 11/25/35	1,116
1,865	IXIS Real Estate Capital Trust, Series 2005-HE3, Class M1, VAR, 0.724%, 12/25/35	1,838
	Morgan Stanley ABS Capital I,
1,725	Series 2004-HE8, Class M2, VAR, 0.924%, 09/25/34	1,207
1,892	Series 2005-NC1, Class M3, VAR, 0.754%, 01/25/35	1,456
	New Century Home Equity Loan Trust,
653	Series 2004-2, Class M2, VAR, 0.864%, 08/25/34	538
890	Series 2004-4, Class M2, VAR, 1.039%, 02/25/35	611
1,075	Series 2005-A, Class A6, SUB, 4.954%, 08/25/35	1,000
1,587	Novastar Home Equity Loan, Series 2005-3, Class A2C, VAR, 0.524%, 01/25/36	1,535

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Option One Mortgage Loan Trust,
650	Series 2004-3, Class M2, VAR, 0.814%, 11/25/34	517
165	Series 2004-3, Class M3, VAR, 0.894%, 11/25/34	128
3,400	Park Place Securities, Inc., Series 2004-WHQ2, Class M2, VAR, 0.874%, 02/25/35	2,752
	Renaissance Home Equity Loan Trust,
1,031	Series 2003-3, Class M1, VAR, 0.974%, 12/25/33	684
1,159	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	1,002
460	Saxon Asset Securities Trust, Series 2006-2, Class A3C, VAR, 0.394%, 09/25/36	345
6,913	Structured Asset Investment Loan Trust, Series 2004-7, Class M1, VAR, 1.294%, 08/25/34	5,178
	Structured Asset Securities Corp.,
303	Series 2005-2XS, Class 1A5A, SUB, 4.720%, 02/25/35	292
535	Series 2005-WF2, Class M2, VAR, 0.664%, 05/25/35	394
900	Wells Fargo Home Equity Trust, Series 2006-1, Class A3, VAR, 0.394%, 05/25/36	882

	Total Asset-Backed Securities (Cost $37,093)	36,651

Collateralized Mortgage Obligations — 5.2%
	Agency CMO — 1.3%
	Federal Home Loan Mortgage Corp. REMICS,
4,218	Series 3203, Class SH, IF, IO, 6.892%, 08/15/36	718
4,169	Series 3844, Class BI, IO, 5.000%, 04/15/21	364
	Federal National Mortgage Association REMICS,
4,265	Series 2003-130, Class NS, IF, IO, 6.756%, 01/25/34	819
3,056	Series 2005-67, Class SI, IF, IO, 6.456%, 08/25/35	514
3,425	Series 2006-24, Class QS, IF, IO, 6.956%, 04/25/36	629
11,471	Series 2010-29, Class KJ, IO, 5.000%, 12/25/21	1,051
2,417	Series 2010-68, Class SJ, IF, IO, 6.306%, 07/25/40	410
8,322	Series 2011-68, Class AI, IO, 4.500%, 12/25/20	694
9,680	Series 2011-68, Class MI, IO, 5.000%, 06/25/21	955
	Government National Mortgage Association,
11,119	Series 2010-115, Class GS, IF, IO, 6.355%, 09/20/40	2,104

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
5,836	Series 2011-3, Class S, IF, IO, 5.754%, 01/20/41	995
1,074	Series 2011-48, Class MI, IO, 5.000%, 05/20/39	129

		9,382

	Non-Agency CMO — 3.9%
	Banc of America Alternative Loan Trust,
2,880	Series 2004-9, Class 4A1, 5.500%, 10/25/19	2,916
859	Series 2006-2, Class 7A1, 6.000%, 03/25/21	828
83	Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 2A2, 5.500%, 11/25/35	80
	Countrywide Alternative Loan Trust,
667	Series 2004-24CB, Class 1A1, 6.000%, 11/25/34	641
897	Series 2004-28CB, Class 2A4, 5.750%, 01/25/35	866
977	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35	938
122	Series 2006-J3, Class 4A1, 5.750%, 05/25/26	106
373	Series 2007-25, Class 2A1, 6.000%, 11/25/22	350
471	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-7, Class 1A25, 5.750%, 02/25/33	465
	First Horizon Alternative Mortgage Securities,
1,333	Series 2005-FA1, Class 1A4, 5.500%, 03/25/35	1,195
1,828	Series 2005-FA1, Class 2A1, 5.000%, 02/25/20	1,799
	First Horizon Asset Securities, Inc.,
371	Series 2005-6, Class 1A1, 5.500%, 11/25/35	375
405	Series 2005-8, Class 2A1, 5.250%, 02/25/21	406
2,863	Series 2006-1, Class 1A2, 6.000%, 05/25/36	2,619
396	JP Morgan Mortgage Trust, Series 2005-S2, Class 2A9, 5.500%, 09/25/35	398
1,514	Lehman Mortgage Trust, Series 2005-2, Class 2A5, 5.500%, 12/25/35	1,290
	Morgan Stanley Mortgage Loan Trust,
1,739	Series 2004-4, Class 2A, VAR, 6.337%, 09/25/34	1,728
469	Series 2004-9, Class 1A, VAR, 5.840%, 11/25/34	455
495	Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B, VAR, 0.504%, 07/25/35	474
	Residential Accredit Loans, Inc.,
1,069	Series 2003-QS8, Class A7, 5.250%, 04/25/33	998
154	Series 2006-QS4, Class A2, 6.000%, 04/25/36	87

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
848	Residential Asset Securitization Trust, Series 2005-A8CB, Class A11, 6.000%, 07/25/35	713
	Structured Asset Securities Corp.,
836	Series 2003-35, Class B1, VAR, 5.529%, 12/25/33	685
4,500	Series 2005-1, Class 7A7, 5.500%, 02/25/35	4,026
121	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-3, Class 5A2, 5.500%, 03/25/21	107
976	WaMu Mortgage Pass-Through Certificates, Series 2003-S3, Class 3A2, 5.500%, 05/25/33	941
2,153	Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.000%, 11/25/37	2,002

		27,488

	Total Collateralized Mortgage Obligations (Cost $36,758)	36,870

Commercial Mortgage-Backed Security — 0.4%
2,700	Commercial Mortgage Pass-Through Certificates, Series 2011-STRT, Class A, 2.555%, 12/10/24 (e) (Cost $2,700)	2,709

Corporate Bonds — 69.4%
	Consumer Discretionary — 13.0%
	Auto Components — 1.6%
700	Allison Transmission, Inc., 7.125%, 05/15/19 (e)	721
2,100	American Axle & Manufacturing, Inc., 7.750%, 11/15/19	2,239
EUR 2,000	Conti-Gummi Finance B.V., (Netherlands), Reg. S., 7.125%, 10/15/18 (m)	2,818
2,500	Goodyear Tire & Rubber Co. (The), 8.250%, 08/15/20	2,731
2,625	Visteon Corp., 6.750%, 04/15/19	2,651

		11,160

	Automobiles — 0.4%
2,950	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	2,980

	Broadcasting & Cable TV — 1.4%
	CCO Holdings LLC/CCO Holdings Capital Corp.,
400	7.375%, 06/01/20	440
1,750	7.875%, 04/30/18	1,912
1,150	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	1,233
	DISH DBS Corp.,
150	7.125%, 02/01/16	166

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	37

JPMorgan Multi-Sector Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Broadcasting & Cable TV — Continued
2,350	7.875%, 09/01/19	2,761
3,000	UPCB Finance III Ltd., (Cayman Islands), 6.625%, 07/01/20 (e)	3,090

		9,602

	Diversified Consumer Services — 0.4%
	Service Corp. International,
150	6.750%, 04/01/15	166
2,480	7.000%, 05/15/19	2,740

		2,906

	Gaming — 0.9%
2,500	Caesars Entertainment Operating Co., Inc., 11.250%, 06/01/17	2,737
	MGM Resorts International,
75	7.625%, 01/15/17	77
2,850	9.000%, 03/15/20	3,185
75	11.125%, 11/15/17	85

		6,084

	Hotels, Restaurants & Leisure — 1.4%
EUR 1,000	Codere Finance Luxembourg S.A., (Luxembourg), Reg. S., 8.250%, 06/15/15 (m)	1,325
	Host Hotels & Resorts LP,
1,150	6.750%, 06/01/16	1,189
2,000	9.000%, 05/15/17	2,220
3,000	Marina District Finance Co., Inc., 9.875%, 08/15/18	2,850
2,500	Vail Resorts, Inc., 6.500%, 05/01/19	2,600

		10,184

	Household Durables — 0.7%
1,000	Libbey Glass, Inc., 10.000%, 02/15/15	1,074
	Sealy Mattress Co.,
2,150	8.250%, 06/15/14	2,032
1,063	10.875%, 04/15/16 (e)	1,159
600	Simmons Bedding Co., 11.250%, 07/15/15 (e)	620

		4,885

	Leisure Equipment & Products — 0.8%
EUR 1,500	Cirsa Funding Luxembourg S.A., (Luxembourg), Reg. S., 8.750%, 05/15/18 (m)	1,919
2,400	Easton-Bell Sports, Inc., 9.750%, 12/01/16	2,664
1,175	Mattel, Inc., 5.450%, 11/01/41 (m)	1,240

		5,823

	Media — 3.9%
	AMC Entertainment, Inc.,
2,175	8.750%, 06/01/19	2,268
750	9.750%, 12/01/20	701

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
2,500	Clear Channel Worldwide Holdings, Inc., 9.250%, 12/15/17	2,750
2,500	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.000%, 03/01/21 (m)	2,777
1,500	Hughes Satellite Systems Corp., 6.500%, 06/15/19	1,590
	Intelsat Jackson Holdings S.A., (Luxembourg),
1,000	7.250%, 10/15/20	1,053
750	11.250%, 06/15/16	793
750	Intelsat Luxembourg S.A., (Luxembourg), 11.250%, 02/04/17	773
EUR 1,000	Kabel BW Musketeer GmbH, (Germany), Reg. S., 9.500%, 03/15/21 (m)	1,439
EUR 1,750	Nara Cable Funding Ltd., (Ireland), Reg. S., 8.875%, 12/01/18 (m)	2,238
3,720	NBCUniversal Media LLC, 4.375%, 04/01/21 (m)	4,075
1,000	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	1,030
2,150	Time Warner Cable, Inc., 5.500%, 09/01/41 (m)	2,367
EUR 1,262	TVN Finance Corp. II AB, (Sweden), Reg. S., 10.750%, 11/15/17 (m)	1,774
650	Visant Corp., 10.000%, 10/01/17	598
950	WPP Finance 2010, (United Kingdom), 4.750%, 11/21/21 (e) (m)	1,013

		27,239

	Specialty Retail — 1.2%
875	Claire’s Escrow II Corp., 9.000%, 03/15/19 (e)	901
2,100	J. Crew Group, Inc., 8.125%, 03/01/19	2,103
3,000	Michael’s Stores, Inc., 7.750%, 11/01/18	3,173
2,270	Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19 (e)	2,440

		8,617

	Textiles, Apparel & Luxury Goods — 0.3%
2,000	Hanesbrands, Inc., 8.000%, 12/15/16	2,225

	Total Consumer Discretionary	91,705

	Consumer Staples — 5.0%
	Beverages — 0.3%
1,650	Constellation Brands, Inc., 7.250%, 09/01/16	1,865

	Food & Staples Retailing — 0.9%
1,390	CVS Caremark Corp., 5.750%, 05/15/41 (m)	1,662
EUR 1,000	Picard Bondco S.A., (Luxembourg), Reg. S., 9.000%, 10/01/18 (m)	1,425
2,150	Rite Aid Corp., 9.750%, 06/12/16	2,376
1,150	SUPERVALU, Inc., 8.000%, 05/01/16	1,195

		6,658

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Food Products — 2.1%
2,526	Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (e)	2,652
EUR 1,750	Campofrio Food Group S.A., (Spain), Reg. S., 8.250%, 10/31/16 (m)	2,431
3,000	Del Monte Corp., 7.625%, 02/15/19	3,007
EUR 1,750	Foodcorp Pty Ltd., (South Africa), Reg. S., 8.750%, 03/01/18 (m)	2,273
3,885	Kraft Foods, Inc., 5.375%, 02/10/20 (m)	4,530

		14,893

	Household Products — 1.3%
2,995	Central Garden & Pet Co., 8.250%, 03/01/18	3,040
	Jarden Corp.,
2,150	7.500%, 05/01/17	2,370
1,000	7.500%, 01/15/20	1,094
2,050	Spectrum Brands Holdings, Inc., 9.500%, 06/15/18	2,337

		8,841

	Tobacco — 0.4%
GBP 950	Imperial Tobacco Finance plc, (United Kingdom), 5.500%, 09/28/26 (m)	1,649
1,210	Philip Morris International, Inc., 5.650%, 05/16/18 (m)	1,451

		3,100

	Total Consumer Staples	35,357

	Energy — 6.6%
	Energy Equipment & Services — 0.4%
2,055	Transocean, Inc., (Cayman Islands), 6.375%, 12/15/21 (m)	2,425

	Oil, Gas & Consumable Fuels — 6.2%
3,115	Anadarko Petroleum Corp., 6.375%, 09/15/17 (m)	3,739
	Arch Coal, Inc.,
2,250	7.250%, 06/15/21 (e)	2,244
100	8.750%, 08/01/16	110
226	BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625%, 10/15/20	245
1,036	Denbury Resources, Inc., 9.750%, 03/01/16	1,156
	Energy Transfer Partners LP,
500	4.650%, 06/01/21 (m)	525
515	6.050%, 06/01/41 (m)	550
1,475	6.500%, 02/01/42 (m)	1,637
1,505	EQT Corp., 4.875%, 11/15/21 (m)	1,540
	KazMunayGas National Co., (Kazakhstan),
7,967	Reg. S., 6.375%, 04/09/21 (m)	8,744

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
5,000	Reg. S., 7.000%, 05/05/20 (m)	5,737
1,870	Kinder Morgan Energy Partners LP, 6.950%, 01/15/38 (m)	2,218
3,061	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 04/15/20	3,398
1,800	ONEOK Partners LP, 3.250%, 02/01/16 (m)	1,882
2,870	Peabody Energy Corp., 6.250%, 11/15/21 (e)	3,006
4,330	Petrohawk Energy Corp., 7.875%, 06/01/15 (m)	4,574
1,840	Suncor Energy, Inc., (Canada), 6.500%, 06/15/38 (m)	2,383
363	Valero Energy Corp., 6.625%, 06/15/37 (m)	411

		44,099

	Total Energy	46,524

	Financials — 17.4%
	Capital Markets — 0.9%
EUR 3,250	Credit Agricole Home Loan SFH, (France), 2.500%, 06/24/15 (m)	4,431
170	Credit Suisse AG, (Switzerland), VAR, 1.193%, 05/15/17 (f) (i) (m) (x)	114
570	Goldman Sachs Group, Inc. (The), 6.250%, 02/01/41 (m)	588
1,200	Morgan Stanley, 5.500%, 07/28/21 (m)	1,189
GBP303	UBS AG, (Switzerland), VAR, 5.250%, 06/21/21 (m)	461

		6,783

	Commercial Banks — 7.7%
	ABN Amro Bank N.V., (Netherlands),
EUR2,200	3.750%, 07/15/14 (m)	3,096
EUR660	VAR, 4.310%, 03/10/16 (m) (x)	646
EUR2,300	Bank of Scotland plc, (United Kingdom), 4.500%, 10/23/13 (m)	3,211
	Barclays Bank plc, (United Kingdom),
EUR3,150	3.125%, 01/14/15 (m)	4,368
EUR1,300	6.000%, 01/14/21 (m)	1,643
EUR3,250	BNP Paribas Home Loan Covered Bonds SFH, (France), 2.500%, 06/09/15 (m)	4,441
EUR2,200	Danske Bank A/S, (Denmark), 3.250%, 10/07/15 (m)	3,075
EUR2,200	DnB Boligkreditt AS, (Norway), 2.750%, 04/20/15 (m)	3,049
1,200	HSBC Holdings plc, (United Kingdom), 6.100%, 01/14/42 (m)	1,430
	ING Bank N.V., (Netherlands),
EUR3,250	2.250%, 08/31/15 (m)	4,435
GBP 1,864	VAR, 6.875%, 05/29/23 (m)	2,953

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	39

JPMorgan Multi-Sector Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
	Lloyds TSB Bank plc, (United Kingdom),
EUR1,225	6.500%, 03/24/20 (m)	1,487
GBP317	VAR, 10.750%, 12/16/21 (m)	532
650	Natixis, (France), VAR, 0.817%, 01/15/19 (m)	530
EUR3,200	Nordea Bank Finland plc, (Finland), 2.250%, 11/16/15 (m)	4,374
2,133	PNC Financial Services Group, Inc., VAR, 6.750%, 08/01/21 (m) (x)	2,250
EUR950	Rabobank Nederland N.V., (Netherlands), Reg. S., 6.875%, 03/19/20 (m)	1,228
EUR3,150	Royal Bank of Scotland plc (The), (United Kingdom), Reg. S., 4.000%, 03/15/16 (m)	4,458
EUR1,300	Standard Chartered Bank, (United Kingdom), VAR, 1.704%, 03/28/18 (m)	1,624
4,035	Wachovia Bank N.A., VAR, 0.917%, 11/03/14 (m)	3,898
1,555	Wells Fargo Bank N.A., VAR, 0.708%, 05/16/16 (m)	1,440

		54,168

	Consumer Finance — 1.8%
	Ally Financial, Inc.,
750	6.250%, 12/01/17	775
1,750	6.750%, 12/01/14	1,849
1,000	Capital One Bank USA N.A., 8.800%, 07/15/19 (m)	1,222
1,800	Discover Financial Services, 6.450%, 06/12/17 (m)	1,976
	Ford Motor Credit Co. LLC,
1,650	5.000%, 05/15/18	1,739
1,000	6.625%, 08/15/17	1,133
150	8.000%, 12/15/16	179
	International Lease Finance Corp.,
2,250	8.625%, 09/15/15	2,497
805	8.750%, 03/15/17	910
440	RCI Banque S.A., (France), 4.600%, 04/12/16 (e) (m)	431

		12,711

	Diversified Financial Services — 3.2%
	Bank of America Corp.,
900	5.700%, 01/24/22 (m)	954
1,040	5.875%, 02/07/42 (m)	1,037
3,530	Bank of America N.A., 0.826%, 06/15/16 (m)	2,990
	CIT Group, Inc.,
266	7.000%, 05/01/16	266
2,000	7.000%, 05/01/17	2,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
	Citigroup, Inc.,
1,080	4.450%, 01/10/17 (m)	1,140
1,690	5.875%, 05/29/37 (m)	1,778
1,625	VAR, 0.810%, 06/09/16 (m)	1,375
EUR1,750	Fiat Industrial Finance Europe S.A., (Luxembourg), 6.250%, 03/09/18 (m)	2,334
1,365	General Electric Capital Corp., 5.875%, 01/14/38 (m)	1,526
EUR 1,500	KION Finance S.A., (Luxembourg), Reg. S., 7.875%, 04/15/18 (m)	1,889
EUR 2,200	OP Mortgage Bank, (Finland), 3.125%, 11/19/14 (m)	3,067
GBP475	Xstrata Canada Financial Corp., (Canada), 7.375%, 05/27/20 (m)	922
1,200	Xstrata Finance Canada Ltd., (Canada), 6.000%, 11/15/41 (e) (m)	1,313

		22,591

	Insurance — 0.7%
GBP370	Aegon N.V., (Netherlands), 6.625%, 12/16/39 (m)	616
EUR133	Allianz Finance II B.V., (Netherlands), VAR, 4.375%, 02/17/17 (m) (x)	151
1,840	American International Group, Inc., 6.400%, 12/15/20 (m)	2,052
305	Hartford Financial Services Group, Inc., 6.625%, 03/30/40 (m)	307
GBP 1,100	Standard Life plc, (United Kingdom), VAR, 6.750%, 07/12/27 (m) (x)	1,540
GBP400	Swiss Reinsurance Co. via ELM B.V., (Netherlands), VAR, 6.302%, 05/25/19 (m) (x)	554

		5,220

	Real Estate Investment Trusts (REITs) — 0.6%
920	Camden Property Trust, 4.625%, 06/15/21 (m)	966
350	ERP Operating LP, 4.625%, 12/15/21 (m)	375
2,350	HCP, Inc., 5.375%, 02/01/21 (m)	2,576

		3,917

	Real Estate Management & Development — 0.4%
	Duke Realty LP,
1,940	5.950%, 02/15/17 (m)	2,147
720	6.750%, 03/15/20 (m)	837

		2,984

	Thrifts & Mortgage Finance — 2.1%
EUR3,200	Abbey National Treasury Services plc, (United Kingdom), 2.500%, 03/18/13 (m)	4,317

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Thrifts & Mortgage Finance — Continued
EUR3,050	Cie de Financement Foncier, (France), 4.750%, 06/25/15 (m)	4,416
1,645	Nationwide Building Society, (United Kingdom), 4.650%, 02/25/15 (e) (m)	1,676
EUR3,250	Swedbank Hypotek AB, (Sweden), 2.500%, 06/15/15 (m)	4,467

		14,876

	Total Financials	123,250

	Health Care — 6.3%
	Health Care Equipment & Supplies — 1.1%
1,500	Accellent, Inc., 8.375%, 02/01/17	1,521
2,500	Biomet, Inc., PIK, 10.375%, 10/15/17	2,722
1,500	DJO Finance LLC/DJO Finance Corp., 7.750%, 04/15/18	1,290
2,500	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18 (e)	2,600

		8,133

	Health Care Providers & Services — 4.1%
3,615	Aristotle Holding, Inc., 4.750%, 11/15/21 (e) (m)	3,883
1,506	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	1,577
3,610	Cigna Corp., 4.375%, 12/15/20 (m)	3,806
2,290	Coventry Health Care, Inc., 5.450%, 06/15/21 (m)	2,540
750	HCA Holdings, Inc., 7.750%, 05/15/21	789
2,917	HCA, Inc., 7.500%, 02/15/22	3,158
	Health Management Associates, Inc.,
750	6.125%, 04/15/16	783
1,500	7.375%, 01/15/20 (e)	1,563
	HealthSouth Corp.,
1,400	7.250%, 10/01/18	1,512
410	7.750%, 09/15/22	446
GBP 1,000	Priory Group No. 3 plc, (United Kingdom), Reg. S., 7.000%, 02/15/18 (m)	1,567
2,500	Tenet Healthcare Corp., 8.000%, 08/01/20	2,650
	United Surgical Partners International, Inc.,
2,250	8.875%, 05/01/17	2,348
150	PIK, 10.000%, 05/01/17	156
860	UnitedHealth Group, Inc., 5.700%, 10/15/40 (m)	1,049
1,330	Ventas Realty LP/Ventas Capital Corp., 4.250%, 03/01/22 (m)	1,322

		29,149

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 1.1%
EUR1,000	Capsugel FinanceCo S.C.A., (Luxembourg), Reg. S., 9.875%, 08/01/19 (m)	1,432
	Mylan, Inc.,
500	7.625%, 07/15/17 (e)	554
2,300	7.875%, 07/15/20 (e)	2,570
	Valeant Pharmaceuticals International,
650	6.875%, 12/01/18 (e)	664
1,600	7.000%, 10/01/20 (e)	1,622
750	7.250%, 07/15/22 (e)	755

		7,597

	Total Health Care	44,879

	Industrials — 5.4%
	Airlines — 0.2%
158	Continental Airlines, 2009-2 Class A Pass-Through Trust, 7.250%, 11/10/19 (m)	175
711	Continental Airlines, 2010-1 Class A Pass-Through Trust, 4.750%, 01/12/21 (m)	743
316	Delta Air Lines, 2009-1 Class A Pass-Through Trust, 7.750%, 12/17/19 (m)	357

		1,275

	Building Products — 0.5%
GBP600	Cie de St-Gobain, (France), 5.625%, 12/15/16 (m)	1,055
EUR 1,750	Grohe Holding GmbH, (Germany), Reg. S., 8.625%, 10/01/14 (m)	2,346

		3,401

	Commercial Services & Supplies — 0.9%
97	ACCO Brands Corp., 10.625%, 03/15/15	107
	Geo Group, Inc. (The),
2,190	6.625%, 02/15/21	2,291
295	7.750%, 10/15/17	318
1,000	Iron Mountain, Inc., 8.375%, 08/15/21	1,111
2,400	Waste Management, Inc., 2.600%, 09/01/16 (m)	2,470

		6,297

	Electrical Equipment — 0.3%
EUR1,500	Norcell Sweden Holding 2 AB, (Sweden), Reg. S., 10.750%, 09/29/19 (m)	2,068

	Machinery — 0.9%
1,605	Case New Holland, Inc., 7.875%, 12/01/17	1,886
995	Caterpillar, Inc., 5.200%, 05/27/41 (m)	1,203
300	Manitowoc Co., Inc. (The), 8.500%, 11/01/20	335
2,700	Terex Corp., 8.000%, 11/15/17	2,828

		6,252

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	41

JPMorgan Multi-Sector Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Road & Rail — 2.0%
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
2,500	8.250%, 01/15/19	2,606
750	9.625%, 03/15/18	818
EUR1,750	EC Finance plc, (United Kingdom), Reg. S., 9.750%, 08/01/17 (m)	2,121
GBP950	Eversholt Funding plc, (United Kingdom), 6.359%, 12/02/25 (m)	1,706
	Hertz Corp. (The),
2,370	6.750%, 04/15/19	2,483
1,000	7.375%, 01/15/21	1,082
3,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, 02/01/21	3,180

		13,996

	Trading Companies & Distributors — 0.2%
EUR1,250	Rexel S.A., (France), 7.000%, 12/17/18 (m)	1,761

	Transportation Infrastructure — 0.4%
GBP1,250	BAA SH plc, (United Kingdom), 7.125%, 03/01/17 (m)	1,989
EUR800	HIT Finance B.V., (Netherlands), 5.750%, 03/09/18 (m)	1,130

		3,119

	Total Industrials	38,169

	Information Technology — 3.8%
	Communications Equipment — 0.7%
3,000	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	2,310
	Avaya, Inc.,
1,350	7.000%, 04/01/19 (e)	1,369
75	9.750%, 11/01/15	75
75	PIK, 10.875%, 11/01/15	75
985	Cisco Systems, Inc., 5.500%, 01/15/40 (m)	1,201

		5,030

	Electronic Equipment, Instruments & Components — 0.4%
2,500	NXP B.V./NXP Funding LLC, (Netherlands), 9.750%, 08/01/18 (e)	2,828

	IT Services — 0.9%
1,250	Fidelity National Information Services, Inc., 7.875%, 07/15/20	1,406
	First Data Corp.,
900	8.875%, 08/15/20 (e)	974
1,600	PIK, 10.000%, 01/15/22 (e)	1,544
	SunGard Data Systems, Inc.,
1,000	7.375%, 11/15/18	1,075

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
1,450	10.250%, 08/15/15	1,512

		6,511

	Office Electronics — 0.5%
3,530	Xerox Corp., 4.500%, 05/15/21 (m)	3,603

	Semiconductors & Semiconductor Equipment — 1.1%
2,705	Amkor Technology, Inc., 7.375%, 05/01/18	2,921
	Freescale Semiconductor, Inc.,
1,650	9.250%, 04/15/18 (e)	1,815
1,000	10.125%, 03/15/18 (e)	1,118
2,100	Sensata Technologies B.V., (Netherlands), 6.500%, 05/15/19 (e)	2,221

		8,075

	Software — 0.2%
950	Oracle Corp., 5.375%, 07/15/40 (m)	1,155

	Total Information Technology	27,202

	Materials — 3.7%
	Chemicals — 0.8%
	Huntsman International LLC,
750	5.500%, 06/30/16	749
1,000	8.625%, 03/15/21	1,130
	Ineos Finance plc, (United Kingdom),
250	8.375%, 02/15/19 (e)	266
2,250	9.000%, 05/15/15 (e)	2,385
EUR 1,000	Kinove German Bondco GmbH, (Germany), Reg. S., 10.000%, 06/15/18 (m)	1,369

		5,899

	Construction Materials — 0.4%
EUR1,750	HeidelbergCement Finance B.V., (Netherlands), 9.500%, 12/15/18 (m)	2,769

	Containers & Packaging — 1.0%
	Ardagh Packaging Finance plc, (Ireland),
2,300	9.125%, 10/15/20 (e)	2,432
EUR1,750	Reg. S., 9.250%, 10/15/20 (m)	2,384
2,500	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 9.000%, 04/15/19 (e)	2,500

		7,316

	Metals & Mining — 1.1%
1,790	Barrick North America Finance LLC, 5.700%, 05/30/41 (m)	2,117
	FMG Resources August 2006 Pty Ltd., (Australia),
275	6.875%, 02/01/18 (e)	290
2,700	8.250%, 11/01/19 (e)	2,983

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Metals & Mining — Continued
1,990	Vale Overseas Ltd., (Cayman Islands), 4.625%, 09/15/20 (m)	2,130

		7,520

	Paper & Forest Products — 0.4%
1,125	International Paper Co., 6.000%, 11/15/41 (m)	1,300
EUR 1,000	Smurfit Kappa Acquisitions, (Ireland), Reg. S., 7.250%, 11/15/17 (m)	1,426

		2,726

	Total Materials	26,230

	Telecommunication Services — 4.6%
	Diversified Telecommunication Services — 3.3%
1,870	AT&T, Inc., 5.550%, 08/15/41 (m)	2,195
3,000	Cincinnati Bell, Inc., 8.375%, 10/15/20	3,068
1,000	Frontier Communications Corp., 8.500%, 04/15/20	1,082
3,000	GCI, Inc., 8.625%, 11/15/19	3,270
	Level 3 Financing, Inc.,
2,700	8.125%, 07/01/19 (e)	2,828
250	9.375%, 04/01/19	277
2,000	PAETEC Holding Corp., 9.875%, 12/01/18	2,240
	Qwest Communications International, Inc.,
600	7.500%, 02/15/14	602
150	8.000%, 10/01/15	161
EUR1,500	Sunrise Communications Holdings S.A., (Luxembourg), Reg. S., 8.500%, 12/31/18 (m)	2,123
	Windstream Corp.,
2,650	7.750%, 10/01/21	2,895
250	8.125%, 09/01/18	274
EUR1,525	Ziggo Finance B.V., (Netherlands), Reg. S., 6.125%, 11/15/17 (m)	2,108

		23,123

	Wireless Telecommunication Services — 1.3%
	America Movil S.A.B. de C.V., (Mexico),
2,670	2.375%, 09/08/16 (m)	2,726
900	5.000%, 03/30/20 (m)	1,022
3,000	MetroPCS Wireless, Inc., 7.875%, 09/01/18	3,218
2,500	Sprint Capital Corp., 8.750%, 03/15/32	2,225
350	Sprint Nextel Corp., 9.000%, 11/15/18 (e)	390

		9,581

	Total Telecommunication Services	32,704

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utilities — 3.6%
	Electric Utilities — 1.7%
3,000	AES Corp. (The), 8.000%, 10/15/17	3,458
1,000	Duke Energy Corp., 5.050%, 09/15/19 (m)	1,150
745	Entergy Arkansas, Inc., 3.750%, 02/15/21 (m)	766
550	FirstEnergy Corp., 7.375%, 11/15/31 (m)	702
1,235	Nisource Finance Corp., 5.800%, 02/01/42 (m)	1,320
1,760	NV Energy, Inc., 6.250%, 11/15/20 (m)	1,923
485	Oglethorpe Power Corp., 5.375%, 11/01/40 (m)	563
1,250	Oncor Electric Delivery Co. LLC, 5.000%, 09/30/17 (m)	1,411
730	PPL WEM Holdings plc, (United Kingdom), 5.375%, 05/01/21 (e) (m)	799

		12,092

	Gas Utilities — 1.3%
3,495	DCP Midstream LLC, 5.350%, 03/15/20 (e) (m)	3,860
	Enterprise Products Operating LLC,
500	5.200%, 09/01/20 (m)	567
965	5.700%, 02/15/42 (m)	1,092
2,130	Plains All American Pipeline LP/PAA Finance Corp., 5.750%, 01/15/20 (m)	2,468
1,280	Rockies Express Pipeline LLC, 3.900%, 04/15/15 (e) (m)	1,229

		9,216

	Independent Power Producers & Energy Traders — 0.6%
2,850	Calpine Corp., 7.875%, 07/31/20 (e)	3,149
1,000	NRG Energy, Inc., 7.625%, 01/15/18	1,013

		4,162

	Total Utilities	25,470

	Total Corporate Bonds (Cost $477,180)	491,490

Foreign Government Securities — 15.3%
AUD 36,800	Australia Government Bond, (Australia), 5.750%, 05/15/21 (m)	44,806
	Republic of Argentina, (Argentina),
991	7.000%, 10/03/15 (m)	955
2,642	8.280%, 12/31/33 (m)	2,068
9,952	8.750%, 06/02/17 (m)	9,802
6,814	Republic of Romania, (Romania), 6.750%, 02/07/22 (e) (m)	6,984
	Republic of Venezuela, (Venezuela),
1,757	Reg. S., 5.750%, 02/26/16 (m)	1,568
2,300	Reg. S., 7.000%, 12/01/18 (m)	1,927
11,343	Russian Federation, (Russia), Reg. S., SUB, 7.500%, 03/31/30 (m)	13,512

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	43

JPMorgan Multi-Sector Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Foreign Government Securities — Continued
GBP 14,900	United Kingdom Gilt, (United Kingdom), 3.750%, 09/07/20 (m)	27,215

	Total Foreign Government Securities (Cost $104,658)	108,837

Mortgage Pass-Through Securities — 9.4%
31,709	Federal Home Loan Mortgage Corp., Gold Pool, 30 Year, Single Family, TBA, 4.000%, 03/15/42 (m)	33,260
31,650	Federal National Mortgage Association, 30 Year, Single Family, TBA, 4.000%, 03/25/42 (m)	33,301

	Total Mortgage Pass-Through Securities (Cost $66,667)	66,561

Municipal Bond — 0.0% (g) (t)
	New Jersey — 0.0% (g)
145	New Jersey EDA, School Facilities, Series GG, Rev., 5.000%, 09/01/21 (m) (Cost $145)	174

U.S. Treasury Obligation — 0.8%
4,070	U.S. Treasury Inflation Indexed Bonds, 2.125%, 02/15/41 (Cost $5,839)	5,797

SHARES
Short-Term Investments — 3.9%
	Investment Company — 3.8%
26,694	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) (Cost $26,694)	26,694

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations— 0.1%
	U.S. Treasury Bills,
145	0.007%, 03/15/12 (k) (n)	145
240	0.063%, 06/21/12 (k) (n)	240

	Total U.S. Treasury Obligations (Cost $385)	385

	Total Short-Term Investments (Cost $27,079)	27,079

	Total Investments — 109.6% (Cost $758,119)	776,168
	Liabilities in Excess of Other Assets — (9.6)%	(68,160)

	NET ASSETS — 100.0%	$708,008

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	Euro Bund	03/08/12	$932	$1
16	Euro Bobl	03/08/12	2,677	5
119	Long Gilt	06/27/12	21,777	202
	Short Futures Outstanding
(1,091)	10 Year U.S. Treasury Note	06/20/12	(142,870)	(30)
(122)	30 Year U.S. Treasury Bond	06/20/12	(17,282)	(28)
(50)	Ultra U.S. Treasury Bond	06/20/12	(7,862)	(30)
(608)	5 Year U.S. Treasury Note	06/29/12	(74,889)	(29)

				$91

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 02/29/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
15,370,000	EUR
18,607,691	for CHF	Citibank, N.A.	03/07/12	20,569	#	20,478	#	(91)#
375,674	GBP
450,687	for EUR	Morgan Stanley	03/07/12	601	#	598	#	(3)#
1,637,387	AUD	Citibank, N.A.	03/07/12	1,744		1,755		11
42,158,638	AUD	State Street Corp.	03/07/12	45,371		45,187		(184)
18,607,691	CHF	Union Bank of Switzerland AG	03/07/12	20,746		20,569		(177)
2,457,063	CNY††	Citibank, N.A.	03/07/12	390		390		— (h)
13,107,570	CNY††	Credit Suisse International	03/07/12	2,071		2,083		12
154,324,596	CNY††	Morgan Stanley	03/07/12	24,340		24,517		177
86,469,229	CNY††	Union Bank of Switzerland AG	05/10/12	13,740		13,723		(17)
820,688	EUR	BNP Paribas	03/07/12	1,077		1,093		16
981,216	EUR	Credit Suisse International	03/07/12	1,266		1,308		42
3,383,006	EUR	Morgan Stanley	03/07/12	4,342		4,507		165
19,583,396	EUR	Royal Bank of Scotland	03/07/12	24,849		26,091		1,242
55,428,039	EUR	State Street Corp.	03/07/12	74,471		73,848		(623)
27,010,780	GBP	Morgan Stanley	03/07/12	42,797		42,970		173
27,263,880,110	IDR††	Citibank, N.A.	03/07/12	2,980		3,021		41
81,460,354	MXN	BNP Paribas	03/07/12	5,791		6,341		550
81,460,354	MXN	Citibank, N.A.	05/10/12	6,316		6,307		(9)
2,514,656	PLN	Morgan Stanley	03/07/12	812		812		— (h)
2,514,656	PLN	Credit Suisse International	05/10/12	807		806		(1)
205,990,000	RUB††	Union Bank of Switzerland AG	05/10/12	6,949		6,987		38
8,750,000	SGD	Union Bank of Switzerland AG	05/10/12	6,968		6,996		28
				308,997		310,387		1,390

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 02/29/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
947,690	AUD	Barclays Bank plc	03/07/12	959		1,016		(57)
812,624	AUD	Citibank, N.A.	03/07/12	868		871		(3)
1,756,062	AUD	HSBC Bank, N.A.	03/07/12	1,874		1,882		(8)
40,279,649	AUD	Morgan Stanley	03/07/12	40,703		43,173		(2,470)
42,158,638	AUD	State Street Corp.	05/10/12	45,034		44,850		184
18,607,691	CHF	Union Bank of Switzerland AG	05/10/12	20,762		20,584		178
169,889,229	CNY††	Union Bank of Switzerland AG	03/07/12	26,960		26,990		(30)
10,148,882	EUR	Barclays Bank plc	03/07/12	13,416		13,522		(106)
9,432,870	EUR	BNP Paribas	03/07/12	12,411		12,567		(156)
74,769,916	EUR	Citibank, N.A.	03/07/12	97,799		99,617		(1,818)
763,989	EUR	Morgan Stanley	03/07/12	973		1,018		(45)
55,428,039	EUR	State Street Corp.	05/10/12	74,494		73,870		624
1,281,905	GBP	Barclays Bank plc	03/07/12	2,023		2,040		(17)
1,768,921	GBP	BNP Paribas	03/07/12	2,788		2,814		(26)
518,887	GBP	Citibank, N.A.	03/07/12	799		825		(26)
22,809,873	GBP	Morgan Stanley	03/07/12	35,719		36,287		(568)
1,006,868	GBP	Royal Bank of Canada	03/07/12	1,548		1,602		(54)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	45

JPMorgan Multi-Sector Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
27,010,780	GBP	Morgan Stanley	05/10/12	42,776	42,949	(173)
27,263,880,110	IDR††	Citibank, N.A.	03/07/12	2,976	3,021	(45)
27,263,880,110	IDR††	Citibank, N.A.	05/10/12	2,959	3,000	(41)
81,460,354	MXN	Citibank, N.A.	03/07/12	6,349	6,341	8
2,514,656	PLN	Citibank, N.A.	03/07/12	746	812	(66)
2,514,656	PLN	Morgan Stanley	05/10/12	807	807	— (h)
				435,743	440,458	(4,715)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 02/29/12 of the currency being sold, and the value at 02/29/12 is the U.S. Dollar market value of the currency being purchased.

Credit Default Swaps—Buy Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Deutsche Bank AG, London:
Republic of Korea, 4.875%, 09/22/14	1.000% quarterly	12/20/16	1.325%	8,120	105	(207)
Republic of Korea, 4.875%, 09/22/14	1.000% quarterly	12/20/16	1.325	11,760	152	(313)

					257	(520)

Credit Default Swaps—Sell Protection [2]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Deutsche Bank AG, London:
People’s Republic of China, 4.750% 10/29/13	1.000% quarterly	12/20/16	1.144%	8,120	(38)	150
People’s Republic of China, 4.750% 10/29/13	1.000% quarterly	12/20/16	1.144	11,760	(55)	233

					(93)	383

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay any upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.
[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Interest Rate Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	2.360% semi-annually	3 month LIBOR semi-annually	02/17/20	33,840	158
Deutsche Bank AG, New York	3 month LIBOR quarterly	2.843% quarterly	02/17/25	18,205	(142)

					16

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	47

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Security — 0.1%
75	Residential Asset Securities Corp., Series 2005-KS10, Class 1A2, VAR, 0.494%, 11/25/35 (m) (Cost $75)	73

Collateralized Mortgage Obligations — 0.1%
	Non-Agency CMO — 0.1%
108	Adjustable Rate Mortgage Trust, Series 2005-12, Class 5A1, VAR, 0.494%, 03/25/36 (m)	52
232	Harborview Mortgage Loan Trust, Series 2005-11, Class 2A1A, VAR, 0.556%, 08/19/45 (m)	159

	Total Collateralized Mortgage Obligations (Cost $340)	211

U.S. Treasury Obligations — 98.8%
	U.S. Treasury Inflation Indexed Bonds,
2,135	0.750%, 02/15/42	2,146
3,110	1.750%, 01/15/28	4,110
2,930	2.000%, 01/15/26	4,183
2,550	2.125%, 02/15/40	3,667
4,532	2.125%, 02/15/41	6,455
4,635	2.375%, 01/15/25	7,212
2,595	2.375%, 01/15/27	3,820
1,936	2.500%, 01/15/29	2,766
1,130	3.375%, 04/15/32	2,261
3,210	3.625%, 04/15/28 (m)	6,789
3,480	3.875%, 04/15/29	7,576
	U.S. Treasury Inflation Indexed Notes,
9,972	0.125%, 04/15/16	10,843
2,330	0.125%, 01/15/22	2,419
2,905	0.500%, 04/15/15	3,223
2,300	0.625%, 04/15/13	2,538
6,734	0.625%, 07/15/21	7,409
8,370	1.125%, 01/15/21	9,868

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,231	1.250%, 04/15/14 (k)	3,676
4,590	1.250%, 07/15/20	5,501
3,100	1.375%, 07/15/18	3,752
3,834	1.375%, 01/15/20	4,658
3,100	1.625%, 01/15/15	4,016
2,900	1.625%, 01/15/18	3,625
2,895	1.875%, 07/15/13	3,772
2,970	1.875%, 07/15/15	3,864
3,150	1.875%, 07/15/19	4,007
2,045	2.000%, 01/15/14	2,685
6,473	2.000%, 07/15/14	8,494
3,370	2.000%, 01/15/16	4,363
2,420	2.125%, 01/15/19	3,082
2,940	2.375%, 01/15/17	3,889
3,615	2.500%, 07/15/16	4,758
2,715	2.625%, 07/15/17	3,589

	Total U.S. Treasury Obligations (Cost $138,628)	155,016

SHARES
Short-Term Investment — 0.4%
	Investment Company — 0.4%
594	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) (Cost $594)	594

	Total Investments — 99.4% (Cost $139,637)	155,894
	Other Assets in Excess of Liabilities — 0.6%	984

	NET ASSETS — 100.0%	$156,878

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(5)	10 Year U.S. Treasury Note	06/20/12	$(655)	$(1)
(21)	Ultra U.S. Treasury Bond	06/20/12	(3,302)	(34)
(6)	5 Year U.S. Treasury Note	06/29/12	(739)	(1)

				$(36)

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 1.2%
10,922	Accredited Mortgage Loan Trust, Series 2006-2, Class A3, VAR, 0.394%, 09/25/36	9,167
	ACE Securities Corp.,
9,758	Series 2005-HE4, Class M1, VAR, 0.744%, 07/25/35	9,498
4,880	Series 2005-HE7, Class A1B2, VAR, 0.544%, 11/25/35	3,611
1,293	AH Mortgage Advance Trust, (Cayman Islands), Series SART-1, Class A1, 2.630%, 05/10/42 (e)	1,289
	Asset Backed Funding Certificates,
982	Series 2005-HE2, Class M1, VAR, 0.724%, 06/25/35	969
2,695	Series 2005-OPT1, Class A2C, VAR, 0.604%, 07/25/35	2,525
	Asset Backed Securities Corp. Home Equity,
4,765	Series 2003-HE7, Class M2, VAR, 2.873%, 12/15/33	3,081
829	Series 2005-HE4, Class M1, VAR, 0.664%, 05/25/35	818
	Bear Stearns Asset Backed Securities Trust,
4,357	Series 2004-SD1, Class M2, VAR, 5.320%, 12/25/42	3,763
4,500	Series 2005-HE1, Class M2, VAR, 1.074%, 01/25/35	3,298
	Centex Home Equity,
11,802	Series 2005-A, Class M2, VAR, 0.744%, 01/25/35	9,090
2,027	Series 2005-C, Class AF6, SUB, 4.638%, 06/25/35	1,967
3,000	Citicorp Residential Mortgage Securities, Inc., Series 2006-1, Class A4, SUB, 5.939%, 07/25/36	2,846
	Citigroup Mortgage Loan Trust, Inc.,
1,013	Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35	953
5,000	Series 2006-HE1, Class M1, VAR, 0.574%, 01/25/36	3,648
3,146	Series 2007-AMC1, Class A2A, VAR, 0.294%, 12/25/36	2,509
4,084	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF4, SUB, 5.028%, 08/25/35	4,013
2,884	Home Equity Asset Trust, Series 2005-2, Class M2, VAR, 0.724%, 07/25/35	2,756
8,013	Indymac Home Equity Loan Asset-Backed Trust, Series 2004-B, Class M2, VAR, 0.994%, 11/25/34	4,525

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

3,920	Long Beach Mortgage Loan Trust, Series 2004-3, Class M1, VAR, 1.099%, 07/25/34	2,778
	Morgan Stanley ABS Capital I,
8,365	Series 2004-OP1, Class M1, VAR, 0.824%, 11/25/34	6,108
1,970	Series 2005-WMC5, Class M4, VAR, 0.884%, 06/25/35	1,418
2,319	Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A3, VAR, 0.414%, 02/25/36	2,143
	New Century Home Equity Loan Trust,
340	Series 2003-5, Class AI7, VAR, 5.150%, 11/25/33	347
6,400	Series 2005-3, Class M1, VAR, 0.724%, 07/25/35	5,607
10,348	Series 2005-C, Class A2C, VAR, 0.494%, 12/25/35	8,425
7,000	Option One Mortgage Loan Trust, Series 2004-3, Class M2, VAR, 0.814%, 11/25/34	5,573
	Park Place Securities, Inc.,
8,000	Series 2004-WHQ2, Class M2, VAR, 0.874%, 02/25/35	6,475
4,355	Series 2005-WHQ3, Class M1, VAR, 0.664%, 06/25/35	3,838
15,041	Series 2005-WHQ3, Class M2, VAR, 0.694%, 06/25/35	10,143
686	Renaissance Home Equity Loan Trust, Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	593
	Residential Asset Securities Corp.,
2,162	Series 2005-KS6, Class M2, VAR, 0.694%, 07/25/35	1,711
4,886	Series 2006-KS1, Class A4, VAR, 0.544%, 02/25/36	3,688
2,490	Saxon Asset Securities Trust, Series 2002-3, Class AF6, SUB, 5.407%, 05/25/31	2,422
14,635	Structured Asset Securities Corp., Series 2005-WF4, Class A4, VAR, 0.604%, 11/25/35	14,003
8,300	Wells Fargo Home Equity Trust, Series 2004-2, Class AI6, VAR, 5.000%, 05/25/34	8,276

	Total Asset-Backed Securities (Cost $155,353)	153,874

Collateralized Mortgage Obligations — 5.9%
	Agency CMO — 2.3%
	Federal Home Loan Mortgage Corp. REMICS,
12,229	Series 2906, Class SW, IF, IO, 6.451%, 11/15/34	931

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	49

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
17,777	Series 3001, Class IH, IF, IO, 6.451%, 05/15/35	2,887
51,953	Series 3045, Class DI, IF, IO, 6.482%, 10/15/35	8,585
19,429	Series 3153, Class JI, IF, IO, 6.371%, 05/15/36	3,404
22,592	Series 3155, Class PS, IF, IO, 6.901%, 05/15/36	4,122
33,632	Series 3171, Class ST, IF, IO, 6.236%, 06/15/36	5,132
584	Series 3218, Class AS, IF, IO, 6.332%, 09/15/36	97
2,572	Series 3236, Class IS, IF, IO, 6.401%, 11/15/36	421
27,211	Series 3240, Class S, IF, IO, 6.371%, 11/15/36	4,482
7,413	Series 3244, Class SB, IF, IO, 6.411%, 11/15/36	1,162
3,483	Series 3279, Class SD, IF, IO, 6.181%, 02/15/37	510
22,422	Series 3303, Class SD, IF, IO, 5.842%, 04/15/37	3,213
14,283	Series 3311, Class IA, IF, IO, 6.162%, 05/15/37	2,129
14,283	Series 3311, Class IB, IF, IO, 6.162%, 05/15/37	2,620
14,283	Series 3311, Class IC, IF, IO, 6.162%, 05/15/37	2,620
14,283	Series 3311, Class ID, IF, IO, 6.162%, 05/15/37	2,639
3,191	Series 3370, Class SH, IF, IO, 6.202%, 10/15/37	585
28,962	Series 3612, Class JI, IO, 4.500%, 05/15/24	2,451
10,904	Series 3673, Class SA, IF, IO, 6.172%, 05/15/40	1,646
15,007	Series 3692, Class PS, IF, IO, 6.352%, 05/15/38	1,997
36,935	Series 3751, Class MI, IO, 4.000%, 02/15/34	1,859
66,407	Series 3754, Class NS, IF, IO, 6.401%, 11/15/34	7,515
5,521	Series 3762, Class CS, IF, IO, 6.451%, 04/15/35	773
17,718	Series 3762, Class JS, IF, IO, 6.451%, 04/15/35	2,094
78,168	Series 3763, Class LS, IF, IO, 5.752%, 02/15/39	9,721
33,631	Series 3767, Class DS, IF, IO, 6.451%, 02/15/39	5,412

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
43,653	Series 3803, Class DS, IF, IO, 6.352%, 11/15/35	5,481
11,536	Series 4001, Class SD, IF, IO, 6.951%, 02/15/36	3,108
	Federal National Mortgage Association REMICS,
13,401	Series 2003-22, Class IO, IO, 6.000%, 04/25/33	2,417
8,468	Series 2003-80, Class DI, IO, 5.500%, 10/25/31	576
2,107	Series 2004-17, Class DS, IF, IO, 6.906%, 11/25/32	152
330	Series 2004-41, Class SA, IF, IO, 6.906%, 02/25/32	24
1,213	Series 2004-52, Class SX, IF, IO, 6.806%, 09/25/32	109
3,688	Series 2004-61, Class NS, IF, IO, 7.456%, 08/25/34	815
9,226	Series 2004-72, Class S, IF, IO, 6.256%, 09/25/34	2,267
8,234	Series 2004-92, Class SQ, IF, IO, 6.406%, 05/25/34	1,449
4,749	Series 2005-13, Class AS, IF, IO, 5.856%, 03/25/35	701
10,225	Series 2005-23, Class SG, IF, IO, 6.456%, 04/25/35	1,734
14,152	Series 2005-57, Class DI, IF, IO, 6.456%, 03/25/35	1,681
35,511	Series 2005-74, Class SE, IF, IO, 5.856%, 09/25/35	6,008
17,039	Series 2005-79, Class NS, IF, IO, 5.846%, 09/25/35	2,517
18,038	Series 2005-82, Class SY, IF, IO, 6.486%, 09/25/35	3,363
11,714	Series 2005-90, Class SP, IF, IO, 6.506%, 09/25/35	1,697
10,790	Series 2006-3, Class SB, IF, IO, 6.456%, 07/25/35	1,603
9,227	Series 2006-20, Class IG, IF, IO, 6.406%, 04/25/36	1,449
31,827	Series 2006-43, Class SD, IF, IO, 6.356%, 06/25/36	4,434
19,418	Series 2006-56, Class SA, IF, IO, 5.246%, 11/25/35	2,560
51,185	Series 2006-58, Class SI, IF, IO, 6.296%, 07/25/36	7,637
3,127	Series 2006-69, Class KI, IF, IO, 7.056%, 08/25/36	578

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
21,930	Series 2006-70, Class JI, IF, IO, 6.356%, 06/25/36	3,167
4,397	Series 2006-72, Class XI, IF, IO, 6.256%, 08/25/36	626
5,793	Series 2006-106, Class CS, IF, IO, 6.346%, 11/25/36	920
5,893	Series 2006-108, Class S, IF, IO, 6.956%, 11/25/36	1,242
8,071	Series 2006-109, Class SG, IF, IO, 6.386%, 11/25/36	1,481
15,384	Series 2006-113, Class PQ, IF, IO, 6.406%, 07/25/36	2,013
37,272	Series 2007-33, Class SD, IF, IO, 5.866%, 04/25/37	6,006
40,806	Series 2007-36, Class SB, IF, IO, 6.356%, 04/25/37	6,800
24,328	Series 2007-55, Class S, IF, IO, 6.516%, 06/25/37	4,298
5,514	Series 2007-88, Class MI, IF, IO, 6.276%, 09/25/37	987
2,898	Series 2007-88, Class XI, IF, IO, 6.296%, 06/25/37	420
7,589	Series 2007-109, Class GI, IF, IO, 5.826%, 12/25/37	1,228
35,445	Series 2008-2, Class SA, IF, IO, 6.026%, 02/25/38	5,679
13,722	Series 2008-17, Class KS, IF, IO, 6.106%, 11/25/37	1,887
26,229	Series 2008-28, Class SQ, IF, IO, 5.836%, 04/25/38	3,581
5,869	Series 2008-41, Class S, IF, IO, 6.556%, 11/25/36	1,003
12,768	Series 2008-61, Class S, IF, IO, 5.856%, 07/25/38	2,228
29,304	Series 2008-71, Class SB, IF, IO, 6.241%, 10/25/29	1,940
61,241	Series 2008-92, Class SA, IF, IO, 6.206%, 12/25/38	10,526
68,273	Series 2009-87, Class SG, IF, IO, 6.006%, 11/25/39	10,761
25,835	Series 2009-95, Class HI, IO, 6.000%, 12/25/38	3,573
57,413	Series 2009-110, Class SD, IF, IO, 6.006%, 01/25/40	10,646
49,726	Series 2010-99, Class SD, IF, IO, 5.856%, 03/25/39	5,491
14,952	Series 2010-102, Class S, IF, IO, 6.306%, 09/25/40	2,728

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
57,895	Series 2010-107, Class PS, IF, IO, 6.386%, 06/25/40	9,810
26,977	Series 2010-107, Class SP, IF, IO, 6.406%, 06/25/40	4,686
47,951	Series 2010-131, Class SA, IF, IO, 6.356%, 11/25/40	7,922
85,562	Series 2010-134, Class SB, IF, IO, 5.856%, 08/25/38	9,591
50,222	Series 2010-135, Class SE, IF, IO, 5.746%, 01/25/40	7,366
76,678	Series 2010-139, Class SA, IF, IO, 5.786%, 12/25/40	11,765
75,882	Series 2011-86, Class KS, IF, IO, 5.706%, 09/25/41	10,483
18,387	Series 2011-93, Class ES, IF, IO, 6.256%, 09/25/41	3,219
42,706	Series 2011-118, Class CS, IF, IO, 6.256%, 10/25/39	6,334
	Federal National Mortgage Association STRIPS,
4,688	Series 366, Class 18, IO, 4.000%, 10/01/35	298
5,355	Series 377, Class 2, IO, 5.000%, 10/01/36	775
8,728	Series 379, Class 2, IO, 5.500%, 05/01/37	1,130
20,697	Series 390, Class C7, IO, 4.000%, 07/25/23	1,118
32,260	Series 390, Class C8, IO, 4.500%, 07/25/23	2,420
	Government National Mortgage Association,
1,903	Series 2005-7, Class NL, IF, IO, 6.504%, 03/17/33	297
18,254	Series 2008-54, Class NI, IF, IO, 6.002%, 06/16/38	3,414
14,453	Series 2009-41, Class GS, IF, IO, 5.803%, 06/16/39	1,871

		303,097

	Non-Agency CMO — 3.6%
3,000	American General Mortgage Loan Trust, Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	3,030
3,585	American Home Mortgage Assets, Series 2006-2, Class 2A1, VAR, 0.434%, 09/25/46	1,891
	Banc of America Alternative Loan Trust,
11,549	Series 2004-1, Class 1A1, 6.000%, 02/25/34	12,162
5,467	Series 2004-12, Class 2CB1, 6.000%, 01/25/35	5,200
4,539	Series 2005-2, Class 2CB1, 6.000%, 03/25/35	4,124
6,235	Series 2006-4, Class 2A1, 6.000%, 05/25/21	6,068

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	51

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Banc of America Funding Corp.,
4,152	Series 2006-1, Class 2A1, 5.500%, 01/25/36	3,987
8,597	Series 2006-3, Class 4A19, 5.750%, 03/25/36	8,534
	Banc of America Mortgage Securities, Inc.,
2,919	Series 2005-10, Class 1A13, 5.500%, 11/25/35	2,891
5,816	Series 2005-11, Class 2A1, 5.250%, 12/25/20	5,930
21,081	Series 2007-3, Class 1A1, 6.000%, 09/25/37	18,738
	Citicorp Mortgage Securities, Inc.,
9,000	Series 2006-5, Class 1A3, 6.000%, 10/25/36	8,742
3,125	Series 2006-7, Class 2A1, 5.500%, 12/25/21	3,122
973	Series 2007-2, Class 1A5, 5.750%, 02/25/37	983
5,670	Citigroup Mortgage Loan Trust, Inc., Series 2006-4, Class 1A1, 5.500%, 12/25/20	5,110
	CitiMortgage Alternative Loan Trust,
11,043	Series 2006-A1, Class 1A5, 5.500%, 04/25/36	8,107
7,680	Series 2006-A1, Class 1A6, 6.000%, 04/25/36	5,797
1,606	Series 2006-A1, Class 2A1, 5.250%, 03/25/21	1,622
12,790	Series 2007-A6, Class 1A5, 6.000%, 06/25/37	9,093
	Countrywide Alternative Loan Trust,
7,423	Series 2003-J1, Class 1A8, 5.250%, 10/25/33	7,514
2,234	Series 2004-5CB, Class 2A1, 5.000%, 05/25/19	2,296
3,758	Series 2004-30CB, Class 1A9, 5.500%, 02/25/35	3,467
1,274	Series 2005-28CB, Class 1A5, 5.500%, 08/25/35	1,267
9,261	Series 2005-28CB, Class 1A6, 5.500%, 08/25/35	7,714
3,838	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	3,391
14,759	Series 2005-70CB, Class A5, 5.500%, 12/25/35	12,428
5,887	Series 2005-J11, Class 5A1, 5.500%, 11/25/20	5,334

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
2,942	Series 2005-J3, Class 3A1, 6.500%, 09/25/34	2,851
8,099	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	7,745
3,969	Series 2006-19CB, Class A15, 6.000%, 08/25/36	2,999
3,679	Series 2006-24CB, Class A1, 6.000%, 06/25/36	2,975
7,671	Series 2006-24CB, Class A23, 6.000%, 06/25/36	5,033
11,285	Series 2006-25CB, Class A9, 6.000%, 10/25/36	7,610
1,664	Series 2006-28CB, Class A17, 6.000%, 10/25/36	1,067
5,813	Series 2006-31CB, Class A3, 6.000%, 11/25/36	4,133
1,490	Series 2006-41CB, Class 2A17, 6.000%, 01/25/37	969
698	Series 2006-J3, Class 2A1, 4.750%, 12/25/20	646
2,060	Series 2007-5CB, Class 1A31, 5.500%, 04/25/37	1,301
	Countrywide Home Loan Mortgage Pass-Through Trust,
4,831	Series 2005-10, Class A1, 5.500%, 05/25/35	4,770
7,347	Series 2005-20, Class A7, 5.250%, 12/25/27	6,354
2,612	Series 2005-21, Class A2, 5.500%, 10/25/35	2,404
5,224	Series 2006-15, Class A1, 6.250%, 10/25/36	4,824
2,958	Series 2006-20, Class 1A36, 5.750%, 02/25/37	2,472
13,025	Series 2007-16, Class A1, 6.500%, 10/25/37	11,632
18,729	Series 2007-17, Class 1A1, 6.000%, 10/25/37	17,089
	CS First Boston Mortgage Securities Corp.,
4,681	Series 2003-AR24, Class 2A4, VAR, 2.676%, 10/25/33	4,182
4,458	Series 2004-5, Class 4A1, 6.000%, 09/25/34	4,598
2,578	Series 2005-5, Class 1A1, 5.000%, 07/25/20	2,634
1,173	Series 2005-7, Class 3A1, 5.000%, 08/25/20	1,188
4,322	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2005-1, Class 2A1, VAR, 5.591%, 02/25/20	4,443

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
5,619	First Horizon Alternative Mortgage Securities, Series 2006-FA7, Class A1, 5.750%, 12/25/36	3,963
8,549	First Horizon Asset Securities, Inc., Series 2007-5, Class A4, 6.250%, 11/25/37	7,005
5,277	Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, VAR, 0.554%, 10/25/45	2,885
	GSR Mortgage Loan Trust,
6,588	Series 2006-3F, Class 2A7, 5.750%, 03/25/36	5,932
1,663	Series 2006-9F, Class 7A1, 4.500%, 07/25/21	1,554
2,001	Series 2006-9F, Class 9A1, 6.000%, 08/25/21	1,913
5,000	Homestar Mortgage Acceptance Corp., Series 2004-6, Class M1, VAR, 0.874%, 01/25/35	3,963
5,665	Impac CMB Trust, Series 2004-6, Class 1A2, VAR, 1.024%, 10/25/34	4,395
6,776	JP Morgan Mortgage Trust, Series 2005-S2, Class 4A3, 5.500%, 09/25/20	6,887
	Lehman Mortgage Trust,
10,054	Series 2005-1, Class 7A1, 5.500%, 11/25/20	10,016
4,454	Series 2006-4, Class 3A1, 5.000%, 08/25/21	4,108
7,062	MASTR Alternative Loans Trust, Series 2005-5, Class 3A1, 5.750%, 08/25/35	5,884
	Prime Mortgage Trust,
6,783	Series 2005-2, Class 2A1, VAR, 7.098%, 10/25/32	6,742
5,051	Series 2005-4, Class 2A8, 5.500%, 10/25/35	4,928
2,390	Series 2006-1, Class 2A5, 6.000%, 06/25/36	2,206
	Residential Accredit Loans, Inc.,
12,274	Series 2003-QS16, Class A1, 5.000%, 08/25/18	12,485
6,487	Series 2003-QS20, Class CB, 5.000%, 11/25/18	6,687
1,658	Series 2006-QS18, Class 3A3, 5.750%, 12/25/21	1,478
1,772	Series 2007-QS4, Class 5A2, 5.500%, 04/25/22	1,568
1,407	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.000%, 08/25/19	1,407

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
	Residential Funding Mortgage Securities I,
2,982	Series 2005-S1, Class 1A6, 5.500%, 02/25/35	2,981
8,253	Series 2005-SA2, Class 2A2, VAR, 3.017%, 06/25/35	6,575
4,408	Series 2006-SA4, Class 2A1, VAR, 3.707%, 11/25/36	3,072
11,441	Series 2006-S9, Class A1, 6.250%, 09/25/36	9,756
10,085	Series 2006-S10, Class 1A1, 6.000%, 10/25/36	8,390
	Structured Asset Securities Corp.,
2,006	Series 2005-6, Class 5A1, 5.000%, 05/25/35	1,991
3,199	Series 2005-17, Class 4A5, 5.500%, 10/25/35	3,054
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
830	Series 2005-8, Class 1A8, 5.500%, 10/25/35	747
2,269	Series 2006-1, Class 3A2, 5.750%, 02/25/36	1,729
27,821	Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 3A6, 6.500%, 07/25/37	19,022
	Wells Fargo Mortgage-Backed Securities Trust,
7,976	Series 2005-16, Class A16, 5.750%, 01/25/36	7,999
4,195	Series 2005-16, Class A8, 5.750%, 01/25/36	4,369
8,692	Series 2006-1, Class A3, 5.000%, 03/25/21	8,800
480	Series 2006-11, Class A13, 6.000%, 09/25/36	479
3,035	Series 2006-11, Class A8, 6.000%, 09/25/36	2,859
7,000	Series 2006-16, Class A16, 5.000%, 11/25/36	6,890
3,916	Series 2006-17, Class A1, 5.500%, 11/25/21	3,969
3,997	Series 2007-3, Class 3A1, 5.500%, 04/25/22	4,180
5,320	Series 2007-5, Class 2A3, 5.500%, 05/25/22	5,360
3,100	Series 2007-7, Class A1, 6.000%, 06/25/37	2,864
1,578	Series 2007-11, Class A85, 6.000%, 08/25/37	1,501
941	Series 2007-11, Class A96, 6.000%, 08/25/37	895

		465,949

	Total Collateralized Mortgage Obligations (Cost $744,420)	769,046

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	53

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Commercial Mortgage-Backed Securities — 0.4%
50,815	Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, VAR, 1.999%, 11/15/15 (e)	47,425
2,800	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4, 4.668%, 07/10/43	3,078
	Commercial Mortgage Pass-Through Certificates,
5,900	Series 2011-THL, Class D, 5.605%, 06/09/28 (e)	5,974
2,000	Series 2011-THL, Class E, 5.949%, 06/09/28 (e)	2,025
693	Morgan Stanley Capital I, Series 2004-HQ3, Class A3, 4.490%, 01/13/41	696

	Total Commercial Mortgage-Backed Securities (Cost $57,097)	59,198

Convertible Bonds — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Diversified Consumer Services — 0.0% (g)
2,000	Stewart Enterprises, Inc., 3.125%, 07/15/14	1,963

	Materials — 0.0% (g)
	Construction Materials — 0.0% (g)
1,860	U.S. Concrete, Inc., 9.500%, 08/31/15 (e)	1,809

	Total Convertible Bonds (Cost $3,342)	3,772

Corporate Bonds — 31.6%
	Consumer Discretionary — 8.1%
	Auto Components — 0.5%
7,950	Affinia Group Holdings, Inc., 9.000%, 11/30/14	8,049
8,690	Allison Transmission, Inc., 7.125%, 05/15/19 (e)	8,951
3,880	American Axle & Manufacturing Holdings, Inc., 9.250%, 01/15/17 (e)	4,346
	American Axle & Manufacturing, Inc.,
1,550	7.750%, 11/15/19	1,652
4,315	7.875%, 03/01/17	4,477
	Dana Holding Corp.,
2,470	6.500%, 02/15/19	2,667
735	6.750%, 02/15/21	796
	Goodyear Tire & Rubber Co. (The),
2,210	7.000%, 05/15/22	2,238
7,905	8.250%, 08/15/20	8,636
1,030	8.750%, 08/15/20	1,134
845	Lear Corp., 7.875%, 03/15/18	933
1,000	Pittsburgh Glass Works LLC, 8.500%, 04/15/16 (e)	1,013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Auto Components — Continued
5,469	Tomkins LLC/Tomkins, Inc., 9.000%, 10/01/18	6,043
2,175	TRW Automotive, Inc., 7.250%, 03/15/17 (e)	2,420
6,272	UCI International, Inc., 8.625%, 02/15/19	6,413
5,925	Visteon Corp., 6.750%, 04/15/19	5,984

		65,752

	Automobiles — 0.4%
	Chrysler Group LLC/CG Co-Issuer, Inc.,
9,336	8.000%, 06/15/19	9,406
15,531	8.250%, 06/15/21	15,686
12,600	Ford Holdings LLC, 9.300%, 03/01/30	16,128
	Ford Motor Co.,
1,000	7.400%, 11/01/46	1,030
325	7.500%, 08/01/26	362
750	8.900%, 01/15/32	956
1,900	9.980%, 02/15/47	2,513
	Motors Liquidation Co.,
175	0.000%, 06/01/49 (f) (i)	44
1,533	5.250%, 03/06/32 (f) (i)	383
1,545	6.250%, 07/15/33 (f) (i)	386
170	7.250%, 04/15/41 (f) (i)	43
505	7.250%, 07/15/41 (f) (i)	126
687	7.250%, 02/15/52 (f) (i)	172
581	7.375%, 05/15/48 (f) (i)	145
51	7.375%, 10/01/51 (f) (i)	13
	Oshkosh Corp.,
5,745	8.250%, 03/01/17	6,233
750	8.500%, 03/01/20	820

		54,446

	Broadcasting & Cable TV — 1.1%
9,550	Cablevision Systems Corp., 8.625%, 09/15/17	10,768
12,780	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	13,707
	CCO Holdings LLC/CCO Holdings Capital Corp.,
3,000	6.500%, 04/30/21	3,187
4,695	7.000%, 01/15/19	5,071
6,360	7.250%, 10/30/17	6,901
3,285	7.375%, 06/01/20	3,613
10,605	7.875%, 04/30/18	11,586
	DISH DBS Corp.,
3,705	6.750%, 06/01/21	4,113
10,945	7.125%, 02/01/16	12,094
17,374	7.875%, 09/01/19	20,414

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Broadcasting & Cable TV — Continued
2,000	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.500%, 10/15/15	2,065
	Mediacom LLC/Mediacom Capital Corp.,
4,100	7.250%, 02/15/22 (e)	4,151
3,147	9.125%, 08/15/19	3,438
6,500	Sirius XM Radio, Inc., 8.750%, 04/01/15 (e)	7,378
10,828	UPCB Finance III Ltd., (Cayman Islands), 6.625%, 07/01/20 (e)	11,153
4,065	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	4,278
3,367	UPCB Finance VI Ltd., (Cayman Islands), 6.875%, 01/15/22 (e)	3,460
	Videotron Ltee, (Canada),
2,105	6.375%, 12/15/15	2,152
305	6.875%, 01/15/14	306
16,230	XM Satellite Radio, Inc., 13.000%, 08/01/13 (e)	18,482

		148,317

	Distributors — 0.1%
2,670	American Tire Distributors, Inc., 9.750%, 06/01/17	2,887
5,250	Intcomex, Inc., 13.250%, 12/15/14	5,147
	VWR Funding, Inc.,
1,000	10.750%, 06/30/17 (e)	980
EUR1,838	10.750%, 06/30/17 (e)	2,461

		11,475

	Diversified Consumer Services — 0.1%
	Service Corp. International,
1,117	6.750%, 04/01/15	1,233
1,825	6.750%, 04/01/16	2,026
1,735	7.000%, 06/15/17	1,943
3,640	7.000%, 05/15/19	4,022
1,585	7.625%, 10/01/18	1,844
	Stewart Enterprises, Inc.,
3,085	6.500%, 04/15/19	3,239

		14,307

	Gaming — 0.2%
25,880	Isle of Capri Casinos, Inc., 7.000%, 03/01/14	25,783
1,200	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	1,230

		27,013

	Hotels, Restaurants & Leisure — 2.4%
3,000	Burger King Corp., 9.875%, 10/15/18	3,390
	Caesars Entertainment Operating Co., Inc.,
4,120	10.000%, 12/15/18	3,183

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Hotels, Restaurants & Leisure — Continued
24,620	11.250%, 06/01/17	26,959
960	Caesar’s Operating Escrow LLC/Caesar’s Escrow Corp., 8.500%, 02/15/20 (e)	979
	Chukchansi Economic Development Authority,
18,185	8.000%, 11/15/13 (e)	12,548
1,250	VAR, 4.159%, 11/15/12 (e)	862
1,785	Cinemark USA, Inc., 7.375%, 06/15/21	1,905
	CityCenter Holdings LLC/CityCenter Finance Corp.,
11,990	7.625%, 01/15/16	12,649
39,421	PIK, 11.500%, 01/15/17	42,625
14,110	CKE Restaurants, Inc., 11.375%, 07/15/18	16,086
10,200	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	10,455
1,000	Felcor Lodging LP, 6.750%, 06/01/19	1,022
5,767	FireKeepers Development Authority, 13.875%, 05/01/15 (e)	6,466
CAD5,500	Gateway Casinos & Entertainment Ltd., (Canada), 8.875%, 11/15/17	5,739
2,965	GWR Operating Partnership LLP, 10.875%, 04/01/17	3,321
	Host Hotels & Resorts LP,
3,030	6.375%, 03/15/15	3,070
2,805	6.750%, 06/01/16	2,899
3,235	9.000%, 05/15/17	3,591
7,060	Landry’s, Inc., 11.625%, 12/01/15	7,713
	Marina District Finance Co., Inc.,
1,390	9.500%, 10/15/15	1,338
10,120	9.875%, 08/15/18	9,614
12,250	MCE Finance Ltd., (Cayman Islands), 10.250%, 05/15/18	13,689
	MGM Resorts International,
5,000	6.625%, 07/15/15	5,063
2,855	7.500%, 06/01/16	2,905
21,560	7.625%, 01/15/17	21,991
4,130	8.625%, 02/01/19 (e)	4,398
10,835	9.000%, 03/15/20	12,108
10,250	10.000%, 11/01/16	11,301
1,300	11.375%, 03/01/18	1,534
14,613	Peninsula Gaming LLC/Penunsula Gaming Corp., 10.750%, 08/15/17	16,056
890	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	941
3,500	Real Mex Restaurants, Inc., 14.000%, 01/01/13 (d) (f) (i)	1,575

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	55

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Hotels, Restaurants & Leisure — Continued
	Royal Caribbean Cruises Ltd., (Liberia),
EUR4,583	5.625%, 01/27/14 (e)	6,167
1,600	7.000%, 06/15/13	1,684
880	7.250%, 06/15/16	966
2,477	11.875%, 07/15/15	3,016
12,154	Seminole Hard Rock Entertainment, Inc., VAR, 3.046%, 03/15/14 (e)	11,607
15,050	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	10,309
1,925	Starwood Hotels & Resorts Worldwide, Inc., 6.750%, 05/15/18	2,238
6,125	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 8.625%, 04/15/16 (e)	6,408
5,085	Vail Resorts, Inc., 6.500%, 05/01/19	5,289
625	Wendy’s Co. (The), 10.000%, 07/15/16	688
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
565	7.875%, 11/01/17	627
1,560	7.875%, 05/01/20	1,747
3,000	Yonkers Racing Corp., 11.375%, 07/15/16 (e)	3,251

		321,972

	Household Durables — 0.4%
2,000	American Standard Americas, 10.750%, 01/15/16 (e)	1,400
5,880	Lennar Corp., 12.250%, 06/01/17	7,570
2,700	Libbey Glass, Inc., 10.000%, 02/15/15	2,899
	Sealy Mattress Co.,
11,963	8.250%, 06/15/14	11,305
3,045	10.875%, 04/15/16 (e)	3,319
17,505	Simmons Bedding Co., 11.250%, 07/15/15 (e)	18,096
2,325	Standard Pacific Corp., 8.375%, 05/15/18	2,488

		47,077

	Leisure Equipment & Products — 0.1%
9,955	Easton-Bell Sports, Inc., 9.750%, 12/01/16	11,050

	Media — 1.7%
	AMC Entertainment, Inc.,
5,365	8.750%, 06/01/19	5,593
4,620	9.750%, 12/01/20	4,320
3,530	Block Communications, Inc., 7.250%, 02/01/20 (e)	3,618
3,730	Clear Channel Communications, Inc., 9.000%, 03/01/21	3,432

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Media — Continued
	Clear Channel Worldwide Holdings, Inc.,
9,510	7.625%, 03/15/20 (e)	9,510
3,000	9.250%, 12/15/17	3,285
23,035	9.250%, 12/15/17	25,338
	Hughes Satellite Systems Corp.,
2,310	6.500%, 06/15/19	2,449
1,155	7.625%, 06/15/21	1,253
	Intelsat Jackson Holdings S.A., (Luxembourg),
4,770	7.250%, 04/01/19	5,008
5,135	7.250%, 10/15/20	5,405
2,475	9.500%, 06/15/16	2,605
15,805	11.250%, 06/15/16	16,714
	Intelsat Luxembourg S.A., (Luxembourg),
5,245	11.250%, 02/04/17	5,409
6,935	PIK, 12.500%, 02/04/17 (e)	7,074
53,250	PIK, 12.500%, 02/04/17	54,847
4,520	Interactive Data Corp., 10.250%, 08/01/18	5,017
5,425	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 04/15/17	5,805
10,085	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	10,388
1,023	Radio One, Inc., PIK, 15.000%, 05/24/16	736
	Sinclair Television Group, Inc.,
4,445	8.375%, 10/15/18	4,834
1,900	9.250%, 11/01/17 (e)	2,123
	Telesat Canada/Telesat LLC, (Canada),
6,536	11.000%, 11/01/15	6,969
7,500	12.500%, 11/01/17	8,362
2,000	Univision Communications, Inc., 8.500%, 05/15/21 (e)	1,985
3,510	Visant Corp., 10.000%, 10/01/17	3,229
	WMG Acquisition Corp.,
5,155	9.500%, 06/15/16	5,697
3,300	11.500%, 10/01/18 (e)	3,506

		214,511

	Multiline Retail — 0.1%
2,955	Bon-Ton Department Stores, Inc. (The), 10.250%, 03/15/14	1,891
1,725	HSN, Inc., 11.250%, 08/01/16	1,891
	JC Penney Corp., Inc.,
3,200	5.750%, 02/15/18	3,308
2,265	7.950%, 04/01/17	2,531

		9,621

	Specialty Retail — 0.9%
5,655	Academy Ltd./Academy Finance Corp., 9.250%, 08/01/19 (e)	5,712

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Specialty Retail — Continued
5,035	Claire’s Escrow II Corp., 9.000%, 03/15/19 (e)	5,186
4,395	Claire’s Stores, Inc., 8.875%, 03/15/19	3,835
7,126	Gymboree Corp., 9.125%, 12/01/18	6,378
4,985	Hillman Group, Inc., 10.875%, 06/01/18	5,222
7,665	J. Crew Group, Inc., 8.125%, 03/01/19	7,675
1,300	Limited Brands, Inc., 6.625%, 04/01/21	1,430
	Michael’s Stores, Inc.,
8,885	7.750%, 11/01/18	9,396
8,000	11.375%, 11/01/16	8,479
38,535	SUB, 13.000%, 11/01/16	40,990
3,340	NBC Acquisition Corp., 11.000%, 03/15/13 (d)	33
	Nebraska Book Co., Inc.,
16,752	8.625%, 03/15/12 (d)	1,947
1,018	10.000%, 12/01/11	738
3,320	PEP Boys - Manny, Moe & Jack, 7.500%, 12/15/14	3,374
4,235	Petco Animal Supplies, Inc., 9.250%, 12/01/18 (e)	4,658
3,630	Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19 (e)	3,902
7,700	Toys R Us, Inc., 7.875%, 04/15/13	7,950

		116,905

	Textiles, Apparel & Luxury Goods — 0.1%
	Hanesbrands, Inc.,
1,000	6.375%, 12/15/20	1,045
1,955	8.000%, 12/15/16	2,175
1,856	VAR, 4.145%, 12/15/14	1,856
5,344	Quiksilver, Inc., 6.875%, 04/15/15	5,357

		10,433

	Total Consumer Discretionary	1,052,879

	Consumer Staples — 1.6%
	Beverages — 0.1%
	Constellation Brands, Inc.,
2,925	7.250%, 09/01/16	3,305
2,975	7.250%, 05/15/17	3,358

		6,663

	Food & Staples Retailing — 0.6%
	Rite Aid Corp.,
14,510	7.500%, 03/01/17	14,873
2,355	9.250%, 03/15/20 (e)	2,384
47,995	9.500%, 06/15/17	48,715
3,586	9.750%, 06/12/16	3,963
6,430	SUPERVALU, Inc., 8.000%, 05/01/16	6,679

		76,614

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Food Products — 0.4%
11,071	Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (e)	11,625
3,000	Dean Foods Co., 9.750%, 12/15/18	3,315
12,765	Del Monte Corp., 7.625%, 02/15/19	12,797
	Dole Food Co., Inc.,
2,545	8.000%, 10/01/16 (e)	2,698
630	13.875%, 03/15/14	721
	JBS USA LLC/JBS USA Finance, Inc.,
975	7.250%, 06/01/21 (e)	955
1,788	8.250%, 02/01/20 (e)	1,846
1,567	11.625%, 05/01/14	1,816
6,160	Michael Foods, Inc., 9.750%, 07/15/18	6,745
4,510	Pilgrim’s Pride Corp., 7.875%, 12/15/18	4,465
6,000	Smithfield Foods, Inc., 7.750%, 07/01/17	6,855

		53,838

	Household Products — 0.5%
9,466	Central Garden & Pet Co., 8.250%, 03/01/18	9,608
	Jarden Corp.,
1,330	7.500%, 05/01/17	1,466
500	7.500%, 01/15/20	547
5,815	8.000%, 05/01/16	6,360
	Spectrum Brands Holdings, Inc.,
7,995	9.500%, 06/15/18 (e)	9,114
28,481	PIK, 12.000%, 08/28/19	31,294
7,125	Yankee Candle Co., Inc., 9.750%, 02/15/17	7,232
685	YCC Holdings LLC/Yankee Finance, Inc., PIK, 11.000%, 02/15/16	664

		66,285

	Personal Products — 0.0% (g)
4,605	Revlon Consumer Products Corp., 9.750%, 11/15/15	4,979

	Total Consumer Staples	208,379

	Energy — 1.7%
	Energy Equipment & Services — 0.2%
750	Atwood Oceanics, Inc., 6.500%, 02/01/20	790
4,575	Global Geophysical Services, Inc., 10.500%, 05/01/17	4,529
6,464	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e)	6,787
7,225	McJunkin Red Man Corp., 9.500%, 12/15/16	7,767
5,512	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	5,898

		25,771

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	57

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — 1.5%
3,060	AmeriGas Finance LLC/AmeriGas Finance Corp., 6.750%, 05/20/20	3,152
24,500	Anadarko Petroleum Corp., 6.375%, 09/15/17	29,408
	Arch Coal, Inc.,
1,645	7.000%, 06/15/19 (e)	1,645
6,000	7.250%, 10/01/20	5,985
5,715	7.250%, 06/15/21 (e)	5,701
5,655	8.750%, 08/01/16	6,220
	BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
4,790	7.875%, 04/15/22 (e)	5,017
3,995	8.625%, 10/15/20	4,335
	Chesapeake Energy Corp.,
2,220	6.500%, 08/15/17	2,331
6,516	6.625%, 08/15/20	6,809
800	6.775%, 03/15/19	804
3,464	7.250%, 12/15/18	3,759
3,430	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e)	3,499
5,461	Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125%, 07/15/22 (e)	5,652
4,370	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	4,894
3,295	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.250%, 12/15/17	3,517
1,115	Denbury Resources, Inc., 8.250%, 02/15/20	1,271
	El Paso Corp.,
440	7.000%, 06/15/17	491
5,010	7.250%, 06/01/18	5,672
2,015	Encore Acquisition Co., 9.500%, 05/01/16	2,252
4,010	EV Energy Partners LP/EV Energy Finance Corp., 8.000%, 04/15/19	4,211
7,345	Forest Oil Corp., 7.250%, 06/15/19	7,400
25,251	General Maritime Corp., 12.000%, 11/15/17 (d)	379
4,046	GMX Resources, Inc., PIK, 11.000%, 12/01/17 (e)	3,196
	Inergy LP/Inergy Finance Corp.,
1,862	6.875%, 08/01/21	1,797
825	7.000%, 10/01/18	812
5,435	Kodiak Oil & Gas Corp., (Canada), 8.125%, 12/01/19 (e)	5,815
	Linn Energy LLC/Linn Energy Finance Corp.,
4,880	6.250%, 11/01/19 (e)	4,874
3,180	6.500%, 05/15/19 (e)	3,243

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — Continued
2,160	7.750%, 02/01/21	2,322
3,115	8.625%, 04/15/20	3,458
3,600	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, 02/15/17 (e)	2,844
630	Oasis Petroleum, Inc., 7.250%, 02/01/19	668
5,000	PBF Holding Co. LLC/PBF Finance Corp., 8.250%, 02/15/20 (e)	5,000
	Peabody Energy Corp.,
3,230	6.000%, 11/15/18 (e)	3,384
3,500	6.250%, 11/15/21 (e)	3,666
1,260	Petrohawk Energy Corp., 6.250%, 06/01/19	1,424
1,050	Range Resources Corp., 5.000%, 08/15/22	1,061
5,000	Samson Investment Co., 9.750%, 02/15/20 (e)	5,263
2,375	SandRidge Energy, Inc., 8.000%, 06/01/18 (e)	2,458
NOK63,000	Teekay Offshore Partners LP, VAR, 7.410%, 11/29/13 (f) (i)	11,412
2,430	Venoco, Inc., 8.875%, 02/15/19	2,199
6,500	Western Refining, Inc., 11.250%, 06/15/17 (e)	7,394
460	Whiting Petroleum Corp., 6.500%, 10/01/18	495
3,975	WPX Energy, Inc., 6.000%, 01/15/22 (e)	4,104

		191,293

	Total Energy	217,064

	Financials — 5.2%
	Capital Markets — 0.4%
1,732	Credit Suisse AG, (Switzerland), VAR, 1.193%, 05/15/17 (f) (i) (x)	1,161
10,700	Goldman Sachs Group, Inc. (The), 3.700%, 08/01/15	10,913
35,600	Morgan Stanley, 4.000%, 07/24/15	35,632

		47,706

	Commercial Banks — 0.2%
GBP3,000	BAC Capital Trust VII, 5.250%, 08/10/35	3,799
3,275	Regions Bank, 7.500%, 05/15/18	3,570
2,500	Royal Bank of Scotland Group plc, (United Kingdom), 5.000%, 11/12/13	2,474
3,312	Royal Bank of Scotland plc (The), (United Kingdom), VAR, 1.352%, 10/14/16 (a)	2,812
	Royal Bank of Scotland N.V., (Netherlands),
5,325	VAR, 1.240%, 03/09/15	4,588
EUR4,900	VAR, 2.222%, 06/08/15	5,614
5,861	Wachovia Capital Trust III, VAR, 5.570%, 04/02/12 (x)	5,370

		28,227

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Consumer Finance — 1.4%
9,860	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	9,121
	Ally Financial, Inc.,
2,155	5.500%, 02/15/17	2,183
21,486	6.250%, 12/01/17	22,208
5,490	6.750%, 12/01/14	5,799
3,599	6.875%, 08/28/12	3,662
3,000	7.500%, 12/31/13	3,195
6,000	7.500%, 09/15/20	6,607
7,675	8.000%, 11/01/31	8,567
	Ford Motor Credit Co. LLC,
13,225	5.000%, 05/15/18	13,940
1,000	5.625%, 09/15/15	1,081
1,480	5.875%, 08/02/21	1,652
18,550	6.625%, 08/15/17	21,020
10,500	8.000%, 12/15/16	12,478
EUR6,500	GMAC International Finance B.V., (Netherlands), 7.500%, 04/21/15	8,876
	International Lease Finance Corp.,
3,305	5.750%, 05/15/16	3,367
1,250	6.250%, 05/15/19	1,267
7,655	8.250%, 12/15/20	8,536
10,130	8.625%, 09/15/15	11,244
14,010	8.750%, 03/15/17	15,831
28,192	Springleaf Finance Corp., 6.900%, 12/15/17	21,849

		182,483

	Diversified Financial Services — 1.6%
	Aircastle Ltd., (Bermuda),
625	9.750%, 08/01/18 (e)	702
4,855	9.750%, 08/01/18	5,474
27,749	Bank of America Corp., VAR, 8.000%, 01/30/18 (x)	28,174
	Capmark Financial Group, Inc.,
90,609	05/10/10 (d)	680
9,423	VAR, 9.000%, 09/30/15 (d)	9,540
	CIT Group, Inc.,
28,261	4.750%, 02/15/15 (e)	28,685
6,815	6.625%, 04/01/18 (e)	7,343
10,335	7.000%, 05/01/16	10,348
13,260	7.000%, 05/02/16 (e)	13,277
9,211	7.000%, 05/01/17	9,211
18,480	7.000%, 05/02/17 (e)	18,503
5,234	CKE Holdings, Inc., PIK, 10.500%, 03/14/16 (e)	5,495

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Financial Services — Continued
	CNG Holdings, Inc.,
13,365	12.250%, 02/15/15 (e)	14,300
2,000	13.750%, 08/15/15 (e)	2,130
2,080	Community Choice Financial, Inc., 10.750%, 05/01/19 (e)	2,018
16,845	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	12,213
10,805	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18 (e)	11,237
135	Landry’s Holdings, Inc., 11.500%, 06/01/14 (e)	135
7,000	ROC Finance LLC/ROC Finance 1 Corp., 12.125%, 09/01/18 (e)	7,735
2,200	Speedy Cash, Inc., 10.750%, 05/15/18 (e)	2,249
9,319	SquareTwo Financial Corp., 11.625%, 04/01/17	9,121

		198,570

	Insurance — 1.4%
GBP11,750	American International Group, Inc., VAR, 8.625%, 05/22/38	17,646
6,650	Catlin Insurance Co., Ltd., (Bermuda), VAR, 7.249%, 01/19/17 (e) (x)	5,952
2,850	Genworth Financial, Inc., 7.700%, 06/15/20	2,938
2,350	Genworth Life Institutional Funding Trust, 5.875%, 05/03/13 (e)	2,406
2,600	Hartford Life Institutional Funding, VAR, 0.823%, 08/15/13 (e)	2,591
23,520	HUB International Holdings, Inc., 10.250%, 06/15/15 (e)	24,108
18,345	ILFC E-Capital Trust I, VAR, 4.340%, 12/21/65 (e)	12,692
	Liberty Mutual Group, Inc.,
9,540	7.800%, 03/15/37 (e)	9,302
27,968	VAR, 10.750%, 06/15/58 (e)	36,498
2,400	MetLife Capital Trust X, 9.250%, 04/08/38 (e)	2,952
	Metropolitan Life Global Funding I,
2,400	5.125%, 04/10/13 (e)	2,505
1,400	5.200%, 09/18/13 (e)	1,485
	Nationwide Mutual Insurance Co.,
1,783	8.250%, 12/01/31 (e)	2,023
13,100	9.375%, 08/15/39 (e)	16,809
	Pricoa Global Funding I,
3,600	4.625%, 06/25/12 (e)	3,643
4,000	VAR, 0.704%, 06/26/12 (e)	3,992

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	59

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Insurance — Continued
	Towergate Finance plc, (United Kingdom),
GBP1,000	8.500%, 02/15/18 (e)	1,511
GBP8,250	10.500%, 02/15/19 (e)	11,288
	USI Holdings Corp.,
11,604	9.750%, 05/15/15 (e)	11,633
12,225	VAR, 4.378%, 11/15/14 (e)	11,338

		183,312

	Real Estate Investment Trusts (REITs) — 0.1%
12,065	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	11,432
8,294	Rouse Co. LP (The), 7.200%, 09/15/12	8,460

		19,892

	Real Estate Management & Development — 0.1%
1,900	Kennedy-Wilson, Inc., 8.750%, 04/01/19	1,962
	Realogy Corp.,
2,045	7.625%, 01/15/20 (e)	2,111
3,645	7.875%, 02/15/19 (e)	3,536

		7,609

	Total Financials	667,799

	Health Care — 2.4%
	Health Care Equipment & Supplies — 0.4%
	Accellent, Inc.,
6,685	8.375%, 02/01/17	6,777
3,535	10.000%, 11/01/17	2,969
23,740	Biomet, Inc., PIK, 10.375%, 10/15/17	25,847
	DJO Finance LLC/DJO Finance Corp.,
4,295	7.750%, 04/15/18	3,694
5,020	10.875%, 11/15/14	5,108

		44,395

	Health Care Providers & Services — 1.4%
5,000	Capella Healthcare, Inc., 9.250%, 07/01/17	5,162
19,895	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	20,840
	DaVita, Inc.,
3,060	6.375%, 11/01/18	3,243
2,465	6.625%, 11/01/20	2,644
	Fresenius Medical Care U.S. Finance II, Inc.,
1,640	5.625%, 07/31/19 (e)	1,747
1,145	5.875%, 01/31/22 (e)	1,208
8,835	HCA Holdings, Inc., 7.750%, 05/15/21	9,299
	HCA, Inc.,
2,282	5.750%, 03/15/14	2,371
2,816	6.375%, 01/15/15	2,985

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Health Care Providers & Services — Continued
2,080	6.500%, 02/15/20	2,231
5,000	7.250%, 09/15/20	5,450
14,510	7.500%, 02/15/22	15,707
23,895	8.000%, 10/01/18	26,344
	Health Management Associates, Inc.,
5,635	6.125%, 04/15/16	5,882
3,140	7.375%, 01/15/20 (e)	3,273
	HealthSouth Corp.,
4,235	7.250%, 10/01/18	4,574
3,760	7.750%, 09/15/22	4,089
1,063	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	1,015
	inVentiv Health, Inc.,
2,623	10.000%, 08/15/18 (e)	2,374
4,412	10.000%, 08/15/18 (e)	4,015
9,900	Multiplan, Inc., 9.875%, 09/01/18 (e)	10,760
5,275	OnCure Holdings, Inc., 11.750%, 05/15/17	4,114
5,983	Radiation Therapy Services, Inc., 9.875%, 04/15/17	4,472
4,272	Select Medical Corp., 7.625%, 02/01/15	4,261
2,527	Surgical Care Affiliates, Inc., PIK, 9.625%, 07/15/15 (e)	2,531
	Tenet Healthcare Corp.,
3,180	6.250%, 11/01/18 (e)	3,391
8,215	8.000%, 08/01/20	8,708
2,090	8.875%, 07/01/19	2,383
4,205	9.250%, 02/01/15	4,667
670	10.000%, 05/01/18	780
6,575	U.S. Oncology, Inc., 9.125%, 08/15/17 (d)	99
	United Surgical Partners International, Inc.,
5,415	8.875%, 05/01/17	5,652
4,465	PIK, 10.000%, 05/01/17	4,632
4,360	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, 02/01/18	4,589

		185,492

	Pharmaceuticals — 0.6%
	Catalent Pharma Solutions, Inc.,
14,878	9.500%, 04/15/15	15,361
EUR9,000	9.750%, 04/15/17	11,751
	Elan Finance plc/Elan Finance Corp., (Ireland),
17,300	8.750%, 10/15/16	19,030
1,355	Endo Pharmaceuticals Holdings, Inc., 7.000%, 07/15/19	1,491
	Mylan, Inc.,
715	7.625%, 07/15/17 (e)	791
5,570	7.875%, 07/15/20 (e)	6,225

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Pharmaceuticals — Continued
	Valeant Pharmaceuticals International,
2,000	6.500%, 07/15/16 (e)	2,040
4,775	6.750%, 10/01/17 (e)	4,894
5,940	6.875%, 12/01/18 (e)	6,074
3,630	7.000%, 10/01/20 (e)	3,680
10,005	7.250%, 07/15/22 (e)	10,067

		81,404

	Total Health Care	311,291

	Industrials — 3.9%
	Aerospace & Defense — 0.2%
5,355	Alliant Techsystems, Inc., 6.750%, 04/01/16	5,489
2,095	Bombardier, Inc., (Canada), 7.500%, 03/15/18 (e)	2,383
3,841	Colt Defense LLC/Colt Finance Corp., 8.750%, 11/15/17	2,631
980	L-3 Communications Corp., 6.375%, 10/15/15	1,002
3,880	Sequa Corp., 11.750%, 12/01/15 (e)	4,122
3,885	Spirit Aerosystems, Inc., 7.500%, 10/01/17	4,225
880	Triumph Group, Inc., 8.625%, 07/15/18	990

		20,842

	Airlines — 0.5%
898	American Airlines Pass Through Trust 2009-1A, 10.375%, 07/02/19	977
1,314	American Airlines, 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	1,307
14,454	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	14,526
13,190	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	13,652
7,954	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	8,273
4,671	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	4,764
3,129	Delta Air Lines 2007-1 Class C Pass-Through Trust, 8.954%, 08/10/14	3,211
19,887	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	20,483
361	Northwest Airlines 2007-1 Class B Pass-Through Trust, 8.028%, 11/01/17	364
1,909	UAL 2007-1 Class C Pass-Through Trust, VAR, 3.059%, 07/02/14	1,813
1,689	UAL 2009-1 Pass-Through Trust, 10.400%, 11/01/16	1,926
1,004	UAL 2009-2B Pass-Through Trust, 12.000%, 01/15/16 (e)	1,085

		72,381

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Building Products — 0.2%
3,995	Associated Materials LLC, 9.125%, 11/01/17	3,935
	Building Materials Corp. of America,
2,410	6.750%, 05/01/21 (e)	2,621
2,825	6.875%, 08/15/18 (e)	3,037
9,260	Cemex Espana Finance LLC, Series A, 8.910%, 02/14/14 (f) (i)	8,566
3,280	Interline Brands, Inc., 7.000%, 11/15/18	3,464
5,050	Ply Gem Industries, Inc., 8.250%, 02/15/18	4,886

		26,509

	Commercial Services & Supplies — 0.5%
	ACCO Brands Corp.,
1,170	7.625%, 08/15/15	1,202
5,255	10.625%, 03/15/15	5,800
2,509	AWAS Aviation Capital Ltd., (Ireland), 7.000%, 10/17/16 (e)	2,622
	Cenveo Corp.,
6,250	8.875%, 02/01/18	6,062
1,908	10.500%, 08/15/16 (e)	1,870
	Corrections Corp. of America,
1,947	6.750%, 01/31/14	1,952
1,415	7.750%, 06/01/17	1,542
1,000	Deluxe Corp., 7.375%, 06/01/15	1,027
5,141	Geo Group, Inc. (The), 7.750%, 10/15/17	5,539
	Iron Mountain, Inc.,
1,203	6.625%, 01/01/16	1,205
515	8.375%, 08/15/21	572
5,175	8.750%, 07/15/18	5,395
32,600	R.R. Donnelley & Sons Co., 7.625%, 06/15/20	31,622
3,596	ServiceMaster Co. (The), VAR, 10.750%, 07/15/15 (e)	3,798

		70,208

	Construction & Engineering — 0.3%
6,500	Goodman Networks, Inc., 12.125%, 07/01/18 (e)	6,597
4,703	K. Hovnanian Enterprises, Inc., 10.625%, 10/15/16	4,380
7,000	New Enterprise Stone & Lime Co., Inc., 11.000%, 09/01/18	5,915
	United Rentals North America, Inc.,
6,535	8.375%, 09/15/20	6,764
3,800	9.250%, 12/15/19	4,199
2,365	10.875%, 06/15/16	2,702
	UR Financing Escrow Corp.,
885	7.375%, 05/15/20 (e)	908
1,915	7.625%, 04/15/22 (e)	1,982

		33,447

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	61

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Electrical Equipment — 0.1%
	Belden, Inc.,
1,059	7.000%, 03/15/17	1,091
470	9.250%, 06/15/19	507
3,660	Polypore International, Inc., 7.500%, 11/15/17	3,834
	Schaeffler Finance B.V., (Netherlands),
375	7.750%, 02/15/17 (e)	399
375	8.500%, 02/15/19 (e)	406
4,672	Viasystems, Inc., 12.000%, 01/15/15 (e)	5,034

		11,271

	Environmental Control — 0.0% (g)
3,626	Clean Harbors, Inc., 7.625%, 08/15/16	3,844

	Industrial Conglomerates — 0.5%
2,460	Amsted Industries, Inc., 8.125%, 03/15/18 (e)	2,657
14,330	FGI Holding Co., Inc., PIK, 13.000%, 10/01/15	14,545
	Harland Clarke Holdings Corp.,
5,740	9.500%, 05/15/15	4,520
22,774	VAR, 6.000%, 05/15/15	15,543
16,467	JB Poindexter & Co., Inc., 8.750%, 03/15/14	16,549
7,975	RBS Global, Inc./Rexnord LLC, 8.500%, 05/01/18	8,593

		62,407

	Industrial Machinery — 0.1%
5,550	General Cable Corp., 7.125%, 04/01/17	5,730
3,455	Mueller Water Products, Inc., 8.750%, 09/01/20	3,870

		9,600

	Machinery — 0.3%
3,785	Case New Holland, Inc., 7.875%, 12/01/17	4,447
3,575	CNH Capital LLC, 6.250%, 11/01/16 (e)	3,843
5,190	Griffon Corp., 7.125%, 04/01/18	5,398
5,200	Liberty Tire Recycling, 11.000%, 10/01/16 (e)	4,810
	Manitowoc Co., Inc. (The),
2,770	8.500%, 11/01/20	3,089
5,595	9.500%, 02/15/18	6,266
1,380	SPX Corp., 6.875%, 09/01/17	1,532
7,895	Terex Corp., 8.000%, 11/15/17	8,270

		37,655

	Marine — 0.4%
11,170	ACL I Corp., PIK, 11.375%, 02/15/16 (e)	10,695

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Marine — Continued
4,100	Bluewater Holding B.V., (Netherlands), VAR, 3.567%, 07/17/14 (e)	3,362
NOK 117,234	Boa Deep C A.S., (Norway), VAR, 8.180%, 04/27/16	20,869
	CMA CGM S.A., (France),
2,120	8.500%, 04/15/17 (e)	1,198
EUR4,500	8.875%, 04/15/19 (e)	3,402
2,651	Commercial Barge Line Co., 12.500%, 07/15/17	2,953
6,325	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	6,594
1,010	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.625%, 11/01/17	841
2,534	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	2,509
1,000	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 9.250%, 04/15/19 (e)	830

		53,253

	Road & Rail — 0.7%
3,155	Ashtead Capital, Inc., 9.000%, 08/15/16 (e)	3,297
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
4,131	7.750%, 05/15/16	4,265
10,750	8.250%, 01/15/19	11,207
5,545	9.625%, 03/15/18	6,044
2,000	9.750%, 03/15/20	2,190
2,352	VAR, 3.003%, 05/15/14	2,282
	Hertz Corp. (The),
6,820	6.750%, 04/15/19	7,144
8,350	7.500%, 10/15/18	9,007
EUR5,849	Hertz Holdings Netherlands B.V., (Netherlands), 8.500%, 07/31/15 (e)	8,416
458	RailAmerica, Inc., 9.250%, 07/01/17	511
	RSC Equipment Rental, Inc./RSC Holdings III LLC,
3,110	8.250%, 02/01/21	3,297
28,547	9.500%, 12/01/14	29,475
10,570	10.250%, 11/15/19	11,838

		98,973

	Transportation Services — 0.1%
11,538	CEVA Group plc, (United Kingdom), 8.375%, 12/01/17 (e)	11,509

	Total Industrials	511,899

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Information Technology — 2.1%
	Communications Equipment — 0.5%
10,583	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	8,149
	Avaya, Inc.,
4,975	7.000%, 04/01/19 (e)	5,043
36,720	9.750%, 11/01/15	36,720
2,528	PIK, 10.875%, 11/01/15	2,535
7,100	CommScope, Inc., 8.250%, 01/15/19 (e)	7,473

		59,920

	Computers & Peripherals — 0.0% (g)
	Sealed Air Corp.,
1,705	8.125%, 09/15/19 (e)	1,927
995	8.375%, 09/15/21 (e)	1,139

		3,066

	Electronic Equipment, Instruments & Components — 0.1%
590	Jabil Circuit, Inc., 7.750%, 07/15/16	685
	NXP B.V./NXP Funding LLC, (Netherlands),
2,160	9.500%, 10/15/15	2,268
14,600	9.750%, 08/01/18 (e)	16,516
328	VAR, 3.322%, 10/15/13	328

		19,797

	Internet Software & Services — 0.0% (g)
1,000	eAccess Ltd., (Japan), 8.250%, 04/01/18 (e)	965
4,310	GXS Worldwide, Inc., 9.750%, 06/15/15	4,299
1,605	Syniverse Holdings, Inc., 9.125%, 01/15/19	1,750

		7,014

	IT Services — 0.8%
	Fidelity National Information Services, Inc.,
2,150	7.625%, 07/15/17 (e)	2,336
1,795	7.625%, 07/15/17	1,959
395	7.875%, 07/15/20	444
	First Data Corp.,
6,645	7.375%, 06/15/19 (e)	6,720
9,590	8.250%, 01/15/21 (e)	9,278
4,023	8.875%, 08/15/20 (e)	4,355
5,489	9.875%, 09/24/15	5,585
18,257	12.625%, 01/15/21	19,170
7,265	PIK, 10.000%, 01/15/22 (e)	7,011
11,520	Sitel LLC/Sitel Finance Corp., 11.500%, 04/01/18 (f) (i)	8,525
7,803	Stratus Technologies Bermuda Ltd./Stratus Technologies, Inc., (Bermuda), 12.000%, 03/29/15	6,867
400	Stream Global Services, Inc., 11.250%, 10/01/14	412

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	IT Services — Continued
	SunGard Data Systems, Inc.,
6,335	7.375%, 11/15/18	6,810
14,515	10.250%, 08/15/15	15,132

		94,604

	Office Electronics — 0.0% (g)
	CDW LLC/CDW Finance Corp.,
6,600	8.500%, 04/01/19 (e)	7,062

	Semiconductors & Semiconductor Equipment — 0.5%
6,412	Amkor Technology, Inc., 7.375%, 05/01/18	6,925
	Freescale Semiconductor, Inc.,
3,690	8.050%, 02/01/20	3,653
9,630	9.250%, 04/15/18 (e)	10,593
15,874	10.125%, 03/15/18 (e)	17,739
7,157	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., (Luxembourg), 10.500%, 04/15/18	7,899
4,380	MEMC Electronic Materials, Inc., 7.750%, 04/01/19	3,712
10,115	Sensata Technologies B.V., (Netherlands), 6.500%, 05/15/19 (e)	10,697

		61,218

	Software — 0.2%
3,560	Aspect Software, Inc., 10.625%, 05/15/17	3,836
3,770	Audatex North America, Inc., 6.750%, 06/15/18 (e)	3,925
6,275	Epicor Software Corp., 8.625%, 05/01/19 (e)	6,494
3,810	Mantech International Corp., 7.250%, 04/15/18	3,972
5,635	SSI Investments II/SSI Co.-Issuer LLC, 11.125%, 06/01/18	6,269

		24,496

	Total Information Technology	277,177

	Materials — 3.1%
	Chemicals — 0.8%
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC,
5,955	8.875%, 02/01/18	6,164
1,930	9.000%, 11/15/20	1,891
	Huntsman International LLC,
5,998	5.500%, 06/30/16	5,990
4,690	8.625%, 03/15/20	5,300
3,110	8.625%, 03/15/21	3,514
	Ineos Finance plc, (United Kingdom),
1,690	8.375%, 02/15/19 (e)	1,796

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	63

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Chemicals — Continued
9,690	9.000%, 05/15/15 (e)	10,271
6,392	Ineos Group Holdings plc, (United Kingdom), 8.500%, 02/15/16 (e)	5,833
3,325	Kinove German Bondco GmbH, (Germany), 9.625%, 06/15/18 (e)	3,400
	Lyondell Chemical Co.,
4,023	8.000%, 11/01/17	4,496
24,485	11.000%, 05/01/18	26,841
4,815	Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.375%, 03/01/18 (e)	4,815
1,360	Nova Chemicals Corp., (Canada), 8.625%, 11/01/19	1,561
5,035	Polymer Group, Inc., 7.750%, 02/01/19	5,387
4,030	PolyOne Corp., 7.375%, 09/15/20	4,342
7,305	Reichhold Industries, Inc., 9.000%, 08/15/14 (d) (e)	3,726
5,226	Scotts Miracle-Gro Co. (The), 7.250%, 01/15/18	5,612
1,315	Solutia, Inc., 8.750%, 11/01/17	1,489
1,035	Taminco Global Chemical Corp., 9.750%, 03/31/20 (e)	1,082
3,175	Vertellus Specialties, Inc., 9.375%, 10/01/15 (e)	2,476

		105,986

	Construction Materials — 0.2%
	Cemex Finance LLC,
4,625	9.500%, 12/14/16 (e)	4,555
EUR12,213	9.625%, 12/14/17 (e)	14,970
2,750	Cemex S.A.B. de C.V., (Mexico), VAR, 5.579%, 09/30/15 (e)	2,427
	Vulcan Materials Co.,
1,120	6.500%, 12/01/16	1,187
3,205	7.500%, 06/15/21	3,570

		26,709

	Containers & Packaging — 1.0%
	Ardagh Packaging Finance plc, (Ireland),
EUR13,334	7.375%, 10/15/17 (e)	18,742
5,395	7.375%, 10/15/17 (e)	5,800
9,430	9.125%, 10/15/20 (e)	9,972
3,125	Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., (Ireland), 9.125%, 10/15/20 (e)	3,227
	Berry Plastics Corp.,
11,004	9.500%, 05/15/18	11,747
4,600	9.750%, 01/15/21	4,922
6,265	BWAY Holding Co., 10.000%, 06/15/18	6,954

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Containers & Packaging — Continued
	Constar International, Inc.,
1,236	8.268%, 05/31/15 (f) (i)	1,236
3,162	11.000%, 12/31/17 (f) (i)	3,161
4,470	Graham Packaging Co. LP/GPC Capital Corp. I, 9.875%, 10/15/14	4,559
665	Owens-Brockway Glass Container, Inc., 7.375%, 05/15/16	753
3,930	Packaging Dynamics Corp., 8.750%, 02/01/16 (e)	4,146
1,750	Plastipak Holdings, Inc., 8.500%, 12/15/15 (e)	1,803
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
1,035	6.875%, 02/15/21 (e)	1,097
5,486	7.875%, 08/15/19 (e)	6,007
2,245	8.250%, 02/15/21 (e)	2,144
18,065	9.000%, 04/15/19 (e)	18,065
18,077	9.875%, 08/15/19 (e)	18,687
	Rock-Tenn Co.,
915	4.450%, 03/01/19 (e)	930
915	4.900%, 03/01/22 (e)	931

		124,883

	Metals & Mining — 0.4%
715	Aleris International, Inc., 7.625%, 02/15/18	751
210	APERAM, (Luxembourg), 7.750%, 04/01/18 (e)	199
5,750	Atkore International, Inc., 9.875%, 01/01/18	6,124
	FMG Resources August 2006 Pty Ltd., (Australia),
4,587	6.375%, 02/01/16 (e)	4,748
5,165	6.875%, 02/01/18 (e)	5,449
7,395	7.000%, 11/01/15 (e)	7,820
3,860	8.250%, 11/01/19 (e)	4,265
3,440	James River Coal Co., 7.875%, 04/01/19	2,322
11,422	Noranda Aluminum Acquisition Corp., PIK, 4.659%, 05/15/15	10,994
	Novelis, Inc., (Canada),
3,570	8.375%, 12/15/17	3,909
6,070	8.750%, 12/15/20	6,768
1,255	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	1,321
	United States Steel Corp.,
2,500	6.050%, 06/01/17	2,550
707	7.000%, 02/01/18	734
1,793	7.375%, 04/01/20	1,869

		59,823

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Paper & Forest Products — 0.7%
33,245	AbitibiBowater, Inc., 10.250%, 10/15/18 (e)	37,982
	Abitibi-Consolidated, Inc., (Canada),
1,780	6.000%, 06/20/13 (d)	9
300	7.500%, 04/01/28 (d)	2
14,000	8.375%, 04/01/15 (d)	70
15,268	8.500%, 08/01/29 (d)	76
1,237	8.550%, 08/01/10 (d)	6
4,169	8.850%, 08/01/30 (d)	21
14,050	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	14,366
	Clearwater Paper Corp.,
255	7.125%, 11/01/18	272
2,695	10.625%, 06/15/16	3,062
810	Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16 (e)	832
48,721	NewPage Corp., 11.375%, 12/31/14 (d)	29,354
2,225	P.H. Glatfelter Co., 7.125%, 05/01/16	2,275
2,250	PE Paper Escrow GmbH, (Austria), 12.000%, 08/01/14 (e)	2,453
	Smurfit-Stone Container Enterprises, Inc.,
9,462	8.000%, 03/15/17 (d) (f) (i)	201
5,219	8.250%, 10/01/12 (d) (f) (i)	111
15,788	8.375%, 07/01/12 (d) (f) (i)	336

		91,428

	Total Materials	408,829

	Telecommunication Services — 2.6%
	Diversified Telecommunication Services — 1.8%
8,900	Cincinnati Bell, Inc., 8.375%, 10/15/20	9,100
	Clearwire Communications LLC/Clearwire Finance, Inc.,
37,418	12.000%, 12/01/15 (e)	36,389
295	14.750%, 12/01/16 (e)	308
3,150	Cogent Communications Group, Inc., 8.375%, 02/15/18 (e)	3,315
3,625	Eileme 2 AB, (Sweden), 11.625%, 01/31/20 (e)	3,806
	Frontier Communications Corp.,
2,025	6.625%, 03/15/15	2,106
1,780	8.500%, 04/15/20	1,927
5,365	GCI, Inc., 8.625%, 11/15/19	5,848
3,500	Integra Telecom Holdings, Inc., 10.750%, 04/15/16 (e)	3,045
4,460	ITC Deltacom, Inc., 10.500%, 04/01/16	4,650
10,295	Level 3 Communications, Inc., 11.875%, 02/01/19	11,711

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Telecommunication Services — Continued
	Level 3 Financing, Inc.,
4,765	8.125%, 07/01/19 (e)	4,992
13,410	8.625%, 07/15/20 (e)	14,315
13,155	9.375%, 04/01/19	14,536
25,230	10.000%, 02/01/18	27,816
	PAETEC Holding Corp.,
2,885	8.875%, 06/30/17	3,145
6,805	9.875%, 12/01/18	7,621
	Quebecor World Capital Corp., (Canada),
2,565	6.125%, 11/15/13 (d)	26
2,650	6.500%, 08/01/27 (d)	27
1,050	9.750%, 01/15/15 (d)	10
	Qwest Communications International, Inc.,
1,885	7.125%, 04/01/18	2,017
9,865	7.500%, 02/15/14	9,899
	Wind Acquisition Finance S.A., (Luxembourg),
3,620	7.250%, 02/15/18 (e)	3,529
EUR 9,096	11.750%, 07/15/17 (e)	11,907
12,651	11.750%, 07/15/17 (e)	12,967
2,228	PIK, 12.250%, 07/15/17 (e)	1,944
EUR 9,000	Wind Acquisition Holdings Finance S.A., (Luxembourg), PIK, 12.250%, 07/15/17 (e)	10,432
	Windstream Corp.,
9,400	7.500%, 04/01/23	9,893
4,795	7.750%, 10/01/21	5,239
100	8.125%, 09/01/18	110
4,345	Zayo Group LLC/Zayo Capital, Inc., 10.250%, 03/15/17	4,736

		227,366

	Wireless Telecommunication Services — 0.8%
3,425	Cricket Communications, Inc., 7.750%, 10/15/20	3,408
3,395	Crown Castle International Corp., 9.000%, 01/15/15	3,743
1,860	Digicel Group Ltd., (Bermuda), 10.500%, 04/15/18 (e)	2,027
1,545	Digicel Ltd., (Bermuda), 8.250%, 09/01/17 (e)	1,638
2,896	iPCS, Inc., PIK, 3.797%, 05/01/14	2,707
8,125	MetroPCS Wireless, Inc., 7.875%, 09/01/18	8,714
2,750	Nextel Communications, Inc., 7.375%, 08/01/15	2,716
770	NII Capital Corp., 10.000%, 08/15/16	878

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	65

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Wireless Telecommunication Services — Continued
	SBA Telecommunications, Inc.,
1,000	8.000%, 08/15/16	1,077
1,800	8.250%, 08/15/19	1,980
	Sprint Capital Corp.,
1,425	6.900%, 05/01/19	1,261
36,865	8.750%, 03/15/32	32,810
	Sprint Nextel Corp.,
2,255	7.000%, 03/01/20 (e)	2,292
28,340	9.000%, 11/15/18 (e)	31,599
10,100	11.500%, 11/15/21 (e)	11,009

		107,859

	Total Telecommunication Services	335,225

	Utilities — 0.9%
	Electric Utilities — 0.2%
	AES Corp. (The),
4,630	8.000%, 10/15/17	5,336
5,950	9.750%, 04/15/16	7,081
9,600	AES Eastern Energy LP, 9.670%, 01/02/29 (d)	3,072
1,475	Energy Future Holdings Corp., 10.000%, 01/15/20	1,595
4,133	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/20	4,489
	Homer City Funding LLC,
6,448	8.137%, 10/01/19	5,867
4,046	8.734%, 10/01/26	3,642

		31,082

	Gas Utilities — 0.2%
7,330	Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 02/15/18	7,953
20,250	Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, 7.670%, 11/08/16 (d)	12,150
5,525	Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp., 8.375%, 06/01/19	5,691

		25,794

	Independent Power Producers & Energy Traders — 0.5%
	Calpine Corp.,
3,405	7.250%, 10/15/17 (e)	3,609
6,310	7.500%, 02/15/21 (e)	6,847
6,285	7.875%, 07/31/20 (e)	6,945
2,200	7.875%, 01/15/23 (e)	2,398
	Dynegy Holdings LLC,
1,413	7.625%, 10/15/26 (d)	901
23,337	7.750%, 06/01/19 (d)	15,169

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Independent Power Producers & Energy Traders — Continued
	Edison Mission Energy,
14,250	7.000%, 05/15/17	9,548
12,500	7.200%, 05/15/19	8,125
8,098	Midwest Generation LLC, 8.560%, 01/02/16	8,260
	NRG Energy, Inc.,
6,470	7.625%, 01/15/18	6,551
1,885	8.250%, 09/01/20	1,908

		70,261

	Total Utilities	127,137

	Total Corporate Bonds (Cost $3,996,841)	4,117,679

Investment Companies — 0.1%
261	Advent Claymore Convertible Securities & Income Fund II	1,814
137	Dreyfus High Yield Strategies Fund	633
452	ING Prime Rate Trust	2,489
323	Invesco Van Kampen Senior Income Trust	1,515
619	Nuveen Multi-Strategy Income and Growth Fund 2	5,655
72	SPDR Barclays Capital High Yield Bond ETF	2,894

	Total Investment Companies (Cost $8,378)	15,000

Mortgage Pass-Through Securities — 1.6%
	Federal National Mortgage Association, 30 Year, Single Family,
189,702	TBA, 4.000%, 03/25/42 - 04/25/42	199,450
6,750	TBA, 4.500%, 03/25/42	7,192

	Total Mortgage Pass-Through Securities (Cost $206,283)	206,642

Private Placements — 1.0%
	Commercial Loans — 0.5%
42,000	Doubletree Hotel, 8.175%, 08/31/14 (f) (i)	42,000
	Raleigh Hotel,
10,000	10% + LIBOR, 12/01/15 (f) (i)	10,000
10,000	7.980%, 12/01/15 (f) (i)	10,760

	Total Commercial Loans	62,760

	Residential Loans — 0.5%
70,000	141 East 88th Street, LLC, 7.172%, 08/31/16 (f) (i)	70,000

	Total Private Placements (Cost $132,000)	132,760

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

U.S. Treasury Obligations — 5.5%
	U.S. Treasury Notes,
213,961	0.875%, 12/31/16 (m)	214,312
215,131	0.875%, 02/28/17 (m)	215,131
157,117	2.000%, 11/15/21 (m)	157,902
129,783	2.000%, 02/15/22 (m)	130,047

	Total U.S. Treasury Obligations (Cost $716,031)	717,392

SHARES
Common Stocks — 0.4%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
843	General Motors Co. (a)	21,934

	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
91	GMX Resources, Inc. (a)	161

	Financials — 0.2%
	Diversified Financial Services — 0.2%
1,232	Capmark Financial Group, Inc. (a)	24,330

	Industrials — 0.0% (g)
	Commercial Services & Supplies — 0.0% (g)
1	Quad/Graphics, Inc.	13

	Information Technology — 0.0%
	IT Services — 0.0%
165	Stratus Technologies Bermuda Holdings, Ltd., (Bermuda) (a) (f) (i)	—

	Materials — 0.1%
	Chemicals — 0.1%
144	LyondellBasell Industries N.V., (Netherlands), Class A	6,220

	Construction Materials — 0.0% (g)
403	U.S. Concrete, Inc. (a)	1,694

	Containers & Packaging — 0.0% (g)
42	Constar International, Inc., ADR (a) (f) (i)	20

	Paper & Forest Products — 0.0% (g)
251	AbitibiBowater, Inc., (Canada) (a)	3,843

	Total Materials	11,777

	Total Common Stocks (Cost $55,319)	58,215

Preferred Stocks — 0.6%
	Consumer Discretionary — 0.0% (g)
	Automobiles — 0.0% (g)
100	General Motors Co., 4.750%, 12/01/13	4,269

SHARES		SECURITY DESCRIPTION	VALUE

		Consumer Staples — 0.1%
		Food Products — 0.1%
—	(h)	H.J. Heinz Finance Co., 8.000%, 07/15/13 (e)	17,729

		Financials — 0.4%
		Commercial Banks — 0.1%
100		CoBank ACB, 7.000%, 04/02/12 ($50 par value) @ (e) (m)	4,847
160		CoBank ACB, Series D, 11.000%, 10/01/14 ($50 par value) @	8,565

			13,412

		Consumer Finance — 0.2%
29		Ally Financial, Inc., 7.000%, 04/02/12 ($1,000 par value) @ (e) (m)	25,167

		Diversified Financial Services — 0.0% (g)
156		GMAC Capital Trust I, VAR, 8.125%, 02/15/40	3,654

		Insurance — 0.1%
9		XLIT Ltd., (Cayman Islands), VAR, 3.687%, 04/16/12	6,528

		Total Financials	48,761

		Industrials — 0.1%
		Construction & Engineering — 0.1%
309		M/I Homes, Inc., 9.750%, 04/17/12 ($25 par value) @ (a)	4,697

		Information Technology — 0.0%
		IT Services — 0.0%
38		Stratus Technologies Bermuda Holdings, Ltd., (Bermuda) (a) (f) (i)	—

		Materials — 0.0% (g)
		Containers & Packaging — 0.0% (g)
4		Constar International, Inc., 11.000% (a) (f) (i)	959

		Total Preferred Stocks (Cost $78,453)	76,415

PRINCIPAL AMOUNT
Loan Participations & Assignments — 7.6%
		Consumer Discretionary — 3.3%
		Auto Components — 0.0% (g)
		Autoparts Holdings Ltd., Term Loan,
758		VAR, 6.500%, 07/29/17	760
386		VAR, 6.500%, 07/29/17	387
2		VAR, 6.500%, 07/29/17	2
1		VAR, 6.500%, 07/29/17	1

			1,150

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	67

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
		Automobiles — 0.4%
47,148		Chrysler, Term Loan B, VAR, 6.000%, 05/24/17 ^	47,261

		Distributors — 0.1%
		Alliance Laundry Systems LLC, Term Loan B,
5,557		VAR, 6.250%, 09/30/16	5,543
314		VAR, 6.250%, 09/30/16	313

			5,856

		Diversified Consumer Services — 0.0% (g)
2,218		Realogy Corp., Extended Term Loan, VAR, 4.770%, 10/10/16	2,057
91		Realogy Corp., Non-Extended Synthetic Commitment, VAR, 3.295%, 10/10/13	86
1,500		Tishman Speyer Office, Term Loan, VAR, 8.000%, 05/20/12 ^	1,496

			3,639

		Gaming — 0.2%
—	(h)	Isle of Capri Casinos, Inc., Initial Term Loan, VAR, 5.000%, 11/25/13	—	(h)
		Isle of Capri Casinos, Inc., Term Loan B,
5,705		VAR, 4.750%, 11/01/13	5,698
240		VAR, 4.750%, 11/01/13	240
13,100		Mohegan Tribal Gaming Authority, Term Loan, VAR, 03/31/16^	12,838

			18,776

		Hotels, Restaurants & Leisure — 1.3%
6,268		Ameristar Casinos, Inc., Term Loan B, VAR, 4.000%, 04/16/18	6,281
9,500		Boyd Gaming Corp., Term Loan, VAR, 3.744%, 12/17/15	9,227
11,079		Burger King Corp., Tranche B Term Loan, VAR, 4.500%, 10/19/16	11,039
11,911		Caesar’s Entertainment Operating Co., Inc., Term B-2 Loan, VAR, 3.244%, 01/28/15	11,160
22,166		VAR, 3.244%, 01/28/15	20,770
		Caesar’s Entertainment Operating Co., Inc., Term B-3 Loan,
604		VAR, 3.244%, 01/28/15	566
6		VAR, 3.579%, 01/28/15	6
31,219		CCM Merger, Inc., Term Loan, VAR, 7.000%, 03/01/17	31,180
1,817		Citycenter Holdings, LLC, Term Loan, VAR, 7.500%, 01/21/15	1,818
860		FOCUS Brands Inc., 1st Lien Term Loan, VAR, 02/17/18 ^	863

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Hotels, Restaurants & Leisure — Continued
563	Fontainebleau Las Vegas, Delayed Draw Term Loan B, VAR, 06/06/14 (d)	153
1,127	Fontainebleau Las Vegas, Initial Term Loan, VAR, 06/06/14 (d)	307
	MGM Resorts International, Class B Non-Extending Term Loan,
8,806	VAR, 7.000%, 02/24/14	8,828
1,799	VAR, 7.000%, 02/24/14	1,804
30,395	MGM Resorts International, Class D Non-Extending Term Loan, VAR, 7.000%, 02/21/14	30,471
	NPC International, Term Loan,
631	VAR, 6.750%, 12/28/18	634
440	VAR, 6.750%, 12/28/18	443
29	VAR, 6.750%, 12/28/18	30
	Outback (OSI Restaurant), Prefunded Revolving Credit Commitment,
714	VAR, 0.363%, 06/14/13	697
352	VAR, 2.563%, 06/14/13	343
10,259	Outback (OSI Restaurant), Term Loan B, VAR, 2.563%, 06/14/14	10,011
4,500	ROC Finance LLC, Funded Term B Loan, VAR, 8.500%, 08/19/17 ^	4,534
	Six Flags Theme Parks, Inc., Tranche B Term Loan,
9,400	VAR, 4.250%, 12/20/18	9,359
6,995	VAR, 4.250%, 12/20/18	6,965
2,405	VAR, 4.250%, 12/20/18	2,394

		169,883

	Household Durables — 0.0% (g)
	Targus, 1st Lien Term Loan,
4,963	VAR, 11.000%, 05/24/16	4,801
12	VAR, 11.000%, 05/24/16	12

		4,813

	Leisure Equipment & Products — 0.0% (g)
1,500	Eastman Kodak, DIP Loan, VAR, 07/20/13 ^	1,518

	Media — 0.7%
10,049	Cengage Learning Acquisitions, Term Loan, VAR, 2.490%, 07/03/14	9,326
23,930	Clear Channel Communications, Inc., Term Loan B, VAR, 3.894%, 01/29/16	19,642
9,425	Cumulus Media, Term Loan, VAR, 5.750%, 09/17/18	9,433
	Entercom Radio, Term Loan,
5,227	VAR, 6.250%, 11/23/18	5,237
86	VAR, 7.250%, 11/23/18	87

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
	Media — Continued
13,067	Go Daddy Group, Inc. (The), Term Loan B, VAR, 7.000%, 12/17/18	13,163
4,950	High Plains Broadcasting Operating Co. LLC, Term Loan, VAR, 9.000%, 09/14/16	4,927
746	Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 5.250%, 04/28/17	747
650	Hubbard Radio LLC, 2nd Lien Term Loan C, VAR, 8.750%, 04/30/18	661
	Media General, Inc., Term Loan,
1,442	VAR, 5.243%, 03/29/13	1,361
426	VAR, 5.321%, 03/29/13	402
18,520	Newport Television LLC, Term Loan, VAR, 9.000%, 09/14/16	18,435
1,685	Radio One, 1st Lien Term Loan B, VAR, 03/31/16 ^	1,656
2,475	Univision Communications, Inc., Extended 1st Lien Term Loan, VAR, 4.494%, 03/31/17	2,298
5,121	Univision Communications, Inc., Initial Term Loan, VAR, 2.244%, 09/29/14	5,039
	Vertis, Inc., 1st Lien Term Loan,
189	VAR, 11.750%, 12/21/15	66
13,549	VAR, 11.750%, 12/21/15	4,719

		97,199

	Specialty Retail — 0.6%
5,500	99 Cents Only Stores, 1st Lien Term Loan, VAR, 7.000%, 01/11/19	5,535
	Claire’s Stores, Term Loan B,
45,170	VAR, 2.994%, 05/29/14	42,785
9,467	VAR, 3.301%, 05/29/14	8,967
4,975	Gymboree, 1st Lien Term Loan, VAR, 5.000%, 02/23/18	4,678
	J. Crew, 1st Lien Term Loan,
1,750	VAR, 4.750%, 03/07/18	1,713
873	VAR, 4.750%, 03/07/18	854
851	VAR, 4.750%, 03/07/18	833
	Michael’s Stores, Term B-1 Loan,
1,035	VAR, 2.875%, 10/31/13	1,028
784	VAR, 2.875%, 10/31/13	779
725	VAR, 2.875%, 10/31/13	720
456	VAR, 2.875%, 10/31/13	453
4,500	Neiman Marcus, 1st Lien Term Loan, VAR, 4.750%, 05/16/18	4,464
	PETCO, New Loans,
2,476	VAR, 4.500%, 11/24/17	2,465
412	VAR, 4.500%, 11/24/17	411
412	VAR, 4.500%, 11/24/17	411

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Specialty Retail — Continued
412	VAR, 4.500%, 11/24/17	410
412	VAR, 4.500%, 11/24/17	410
412	VAR, 4.500%, 11/24/17	410
412	VAR, 4.500%, 11/24/17	410

		77,736

	Textiles, Apparel & Luxury Goods — 0.0% (g)
2,338	BCBG Max Azria, 1st Lien Term Loan, VAR, 13.750%, 06/09/15	2,210

	Total Consumer Discretionary	430,041

	Consumer Staples — 0.3%
	Food & Staples Retailing — 0.2%
2,475	High Liner Foods, Inc., Term Loan, VAR, 7.000%, 12/19/17	2,478
	Rite Aid Corp., Tranche 2 Term Loan,
1,490	VAR, 2.000%, 06/04/14	1,451
1,762	VAR, 2.000%, 06/04/14	1,715
1,748	VAR, 2.020%, 06/04/14	1,702
9,014	SUPERVALU, Inc., Term B-2 Loan, VAR, 3.494%, 10/05/15	8,947
4,229	SUPERVALU, Inc., Term Loan B-3, VAR, 4.500%, 04/30/18	4,226

		20,519

	Household Products — 0.1%
	Spectrum Brands, New Term Loan,
10,509	VAR, 5.000%, 06/17/16	10,517
7,812	VAR, 5.000%, 06/17/16	7,818
31	VAR, 6.250%, 06/17/16	31

		18,366

	Total Consumer Staples	38,885

	Energy — 0.1%
	Energy Equipment & Services — 0.0% (g)
1,686	Equipower Resource Holdings, 1st Lien Term Loan, VAR, 5.750%, 01/26/18	1,585

	Oil, Gas & Consumable Fuels — 0.1%
10,574	MEG Energy Corp., Term Loan B, VAR, 4.000%, 03/18/18	10,552
1,538	Western Refining, Inc., Term Loan B, VAR, 7.500%, 03/15/17	1,549

		12,101

	Total Energy	13,686

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	69

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
	Financials — 0.6%
	Capital Markets — 0.1%
6,050	Nuveen Investments, Inc., Term Loan, VAR, 7.250%, 05/13/17	6,093
8,344	Pinafore LLC, Term Loan B1, VAR, 4.250%, 09/29/16	8,337

		14,430

	Consumer Finance — 0.0% (g)
2,210	International Lease Finance Corp., Term Loan 1, VAR, 6.750%, 03/17/15	2,214

	Diversified Financial Services — 0.1%
4,279	Baker Corp. International, Term Loan, VAR, 5.000%, 06/01/18	4,272
3,056	Clarke American Corp., Term Loan B, VAR, 06/30/14 ^	2,792

		7,064

	Insurance — 0.3%
3,097	CNO Financial Group, Inc., B-1 Term Loan, VAR, 6.250%, 09/30/16	3,110
29,335	Flying Fortress, Term Loan, VAR, 5.000%, 06/30/17	29,244
6,139	Pilot Travel Centers, 1st Lien Term Loan, VAR, 4.250%, 03/30/18	6,147
401	USI Holdings Corp., Series C, New Term Loan, VAR, 7.000%, 05/05/14	398

		38,899

	Real Estate Investment Trusts (REITs) — 0.1%
	I-Star, Term Loan A-1,
11,384	VAR, 5.000%, 06/28/13	11,332
7,034	VAR, 5.000%, 06/28/13	7,002

		18,334

	Total Financials	80,941

	Health Care — 0.8%
	Health Care Equipment & Supplies — 0.0% (g)
	Biomet, Inc., Dollar Term Loan,
156	VAR, 3.244%, 03/25/15	155
1,637	VAR, 3.244%, 03/25/15	1,618
3,194	VAR, 3.574%, 03/25/15	3,158

		4,931

	Health Care Providers & Services — 0.4%
	Community Health Systems, Inc., Non Extended B-1 Term Loan,
3,385	VAR, 2.494%, 07/25/14	3,340
4,234	VAR, 2.739%, 07/25/14	4,177
1,856	VAR, 4.500%, 07/25/14	1,832

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Health Care Providers & Services — Continued
487	Community Health Systems, Inc., Non Extended Delay Draw, VAR, 4.500%, 07/25/14	480
3,000	HCA, Inc., Term Loan B-3, VAR, 3.494%, 05/01/18	2,950
13,375	HMA, Term Loan B, VAR, 4.500%, 11/16/18	13,288
9,967	IASIS Healthcare, 1st Lien Term Loan B, VAR, 5.000%, 05/03/18	9,904
1,607	Inventiv Health, Inc., Consolidated Term Loan, VAR, 6.500%, 08/04/16	1,545
2,484	National Mentor Holdings, Inc., Tranche B Term Loan, VAR, 02/09/17^	2,445
7,643	Vanguard Health Systems, Term Loan B, VAR, 5.000%, 01/29/16	7,624

		47,585

	Health Care Technology — 0.0% (g)
	Emdeon Inc., Term Loan B,
43	VAR, 6.750%, 11/02/18	44
1,071	VAR, 6.750%, 11/02/18	1,083
442	VAR, 6.750%, 11/02/18	448
279	VAR, 6.750%, 11/02/18	283
64	VAR, 6.750%, 11/02/18	64

		1,922

	Pharmaceuticals — 0.4%
	Aptalis Pharma, Inc., Term Loan,
2,358	VAR, 5.500%, 02/10/17	2,338
21,866	VAR, 5.500%, 02/10/17	21,681
	Capsugel Holdings, Inc., Term Loan,
12,189	VAR, 5.250%, 08/01/18	12,258
31	VAR, 5.250%, 08/01/18	31
6,850	Catalent Pharma Solutions, Inc., 1st Lien Incremental Term Loan B, VAR, 09/15/17^	6,864
2,380	Catalent Pharma Solutions, Inc., Dollar Term Loan, VAR, 4.244%, 09/15/16	2,346
EUR8,349	Catalent Pharma Solutions, Inc., Term Loan B, VAR, 2.826%, 04/10/14	10,781

		56,299

	Total Health Care	110,737

	Industrials — 0.7%
	Airlines — 0.1%
2,000	Delta Air Lines, Inc., New Term Loan, VAR, 4.250%, 03/07/16	1,923
4,963	United Airlines, Term Loan B, VAR, 2.250%, 02/01/14	4,822
5,000	United Airlines, 1st Lien Term Loan, VAR, 02/01/14^	4,857

		11,602

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
	Building Products — 0.1%
1,374	Jacuzzi Brands, Inc., 1st Lien Synthetic Credit Facility, VAR, 0.479%, 02/07/14	725
	Jacuzzi Brands, Inc., 1st Lien Term Loan B,
13,581	VAR, 2.653%, 02/07/14	7,163
28	VAR, 2.653%, 02/07/14	15
	Nortek, Inc., 1st Lien Term Loan,
2,373	VAR, 5.250%, 04/26/17	2,352
7	VAR, 5.250%, 04/26/17	7
3	VAR, 6.250%, 04/26/17	2

		10,264

	Chemicals — 0.2%
1,455	BOC Edwards, Extended Term Loan, VAR, 5.500%, 05/31/16	1,420
17,920	Momentive Performance, Tranche B-1B Term Loan, VAR, 3.750%, 05/05/15	17,412

		18,832

	Commercial Services & Supplies — 0.1%
2,325	AZ Chem U.S., Inc., Term Loan, VAR, 7.250%, 12/22/17	2,344
11,910	Waste Industries USA, Inc., 1st Lien Term Loan B, VAR, 4.750%, 03/17/17	11,880

		14,224

	Machinery — 0.1%
6,900	Colfax Corp., Term Loan, VAR, 4.500%, 01/13/19	6,905
	Milacron Holdings, Inc., Term Loan,
3,705	VAR, 7.500%, 05/15/17	3,677
1,700	VAR, 7.500%, 05/15/17	1,688

		12,270

	Road & Rail — 0.1%
6,175	RailAmerica, Term Loan B, VAR, 02/28/19 ^	6,159
11,000	Swift Transportation Co., Term Loan B2, VAR, 12/15/17 ^	10,973

		17,132

	Trading Companies & Distributors — 0.0% (g)
6,500	SCH Group, 2nd Lien Term Loan, VAR, 10.500%, 04/30/18	5,232

	Total Industrials	89,556

	Information Technology — 0.6%
	Communications Equipment — 0.1%
3,328	Avaya, Inc., Term Loan B-1, VAR, 3.241%, 10/24/14	3,257
6,685	Avaya, Inc., Term Loan B-3 Extending Tranche, VAR, 4.991%, 10/26/17	6,483

		9,740

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Computers & Peripherals — 0.0% (g)
		Sealed Air, Term Loan B,
919		VAR, 4.750%, 10/03/18	928
804		VAR, 4.750%, 10/03/18	812

			1,740

		Electronic Equipment, Instruments & Components — 0.2%
4,474		CDW Corp., Extended Term Loan, VAR, 4.000%, 07/15/17	4,373
2,594		CDW Corp., Non Extended B-1 Term Loan, VAR, 3.751%, 10/10/14	2,585
11,375		NXP B.V., Term Loan B, VAR, 02/16/19 ^	11,172
		NXP B.V., Tranche A-2 Term Loan,
20		VAR, 5.500%, 03/04/17	19
7,836		VAR, 5.500%, 03/04/17	7,777

			25,926

		Internet Software & Services — 0.1%
7,673		Softlayer Technologies, Inc., Term Loan, VAR, 7.250%, 11/09/16	7,685
4,330		Vertafore, Inc., 2nd Lien Term Loan, VAR, 9.750%, 10/27/17	4,287

			11,972

		IT Services — 0.1%
4,922		First Data Corp., Extended 2018 Dollar Term Loan, VAR, 4.245%, 03/23/18	4,417
935		First Data Corp., Initial Tranche B1, VAR, 2.995%, 09/24/14 ^	894
—	(h)	First Data Corp., Initial Tranche B-2 Term Loan, VAR, 2.995%, 09/24/14 ^	—	(h)
3,850		First Data Corp., Initial Tranche B3, VAR, 2.995%, 09/24/14 ^	3,680
2,506		Sitel, Inc., Original U.S. Term Loan, VAR, 6.081%, 01/30/14 (f) (i)	2,421
1,488		Sitel, Inc., Tranche A Extended U.S. Term Loan, VAR, 7.331%, 01/30/17 (f) (i)	1,427

			12,839

		Semiconductors & Semiconductor Equipment — 0.1%
10,981		Freescale Semiconductor, Inc., Extended Maturity Term Loan, VAR, 4.518%, 12/01/16	10,699
4,975		Sensata Technologies B.V., Term Loan, VAR, 4.000%, 05/12/18	4,965

			15,664

		Total Information Technology	77,881

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	71

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
		Materials — 0.5%
		Chemicals — 0.1%
1,123		Cristal Inorganic Chemicals (Millennium), 1st Lien Term Loan, VAR, 2.829%, 05/15/14	1,118
2,500		Cristal Inorganic Chemicals (Millennium), 2nd Lien Term Loan, VAR, 6.329%, 11/15/14	2,494
—	(h)	Ineos Group Holdings, Term B-2 Loan, (United Kingdom), VAR, 8.001%, 12/16/14 ^	—	(h)
		Trinseo, 1st Lien Term Loan,
13,412		VAR, 6.000%, 08/02/17	12,093
176		VAR, 6.750%, 08/02/17	159

			15,864

		Containers & Packaging — 0.3%
		Reynolds Group Holdings, Term Loan C,
24,145		VAR, 6.500%, 08/09/18	24,397
327		VAR, 6.500%, 08/09/18	331
		Reynolds Group Holdings, U.S. Term Loan,
29		VAR, 6.500%, 02/09/18	30
33		VAR, 6.500%, 02/09/18	33
17		VAR, 6.500%, 02/09/18	17
2,416		VAR, 6.500%, 02/09/18	2,438
2,146		VAR, 6.500%, 02/09/18	2,165
1,250		VAR, 6.500%, 02/09/18	1,261

			30,672

		Metals & Mining — 0.1%
7,000		Fairmount Minerals, 1st Lien Term Loan, VAR, 5.250%, 03/15/17	7,015

		Paper & Forest Products — 0.0% (g)
1,920		Ainsworth Lumber Ltd., Term Loan B, VAR, 5.250%, 06/26/14	1,737

		Total Materials	55,288

		Telecommunication Services — 0.2%
		Diversified Telecommunication Services — 0.2%
		Level 3 Communications, Inc., Tranche A Term Loan,
1,214		VAR, 2.504%, 03/13/14	1,194
3,036		VAR, 2.827%, 03/13/14	2,986
10,000		Level 3 Communications, Inc., Tranche B II Term Loan, VAR, 5.750%, 09/01/18	10,069
5,000		Level 3 Financing, Term Loan B3, VAR, 5.750%, 09/01/18	5,034

			19,283

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Wireless Telecommunication Services — 0.0% (g)
	MetroPCS Wireless, Inc., Term Loan B-2,
1,524	VAR, 4.071%, 11/03/16	1,510
2,953	VAR, 4.133%, 11/03/16	2,927

		4,437

	Total Telecommunication Services	23,720

	Utilities — 0.5%
	Independent Power Producers & Energy Traders — 0.5%
7,875	Dynegy Midwest Generation, Term Loan, VAR, 9.250%, 08/05/16	7,831
23,546	Dynegy Power LLC, Term Loan, VAR, 9.250%, 08/05/16	24,287
36,458	Texas Competitive Electric, Extended-Term Loan, VAR, 4.757%, 10/10/17	20,337
26,201	Texas Competitive Electric, Non-Extended Term Loan, VAR, 3.757%, 10/10/14	15,946

	Total Utilities	68,401

	Total Loan Participations & Assignments (Cost $992,118)	989,136

Warrants — 0.1%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
	General Motors Co.,
481	expiring 7/10/2016 (Strike Price $10.00) (a)	8,168
481	expiring 7/10/2019 (Strike Price $18.33) (a)	5,525

	Total Warrants (Cost $17,233)	13,693

NUMBER OF CONTRACTS
Options Purchased — 0.0% (g)
	Call Options Purchased — 0.0% (g)
707	10 Year U.S. Treasury Note, Expiring 03/23/12 at $133.50, American Style	44
210	30 Year U.S. Treasury Note, Expiring 03/23/12 at $142.00, American Style	279
698	30 Year U.S. Treasury Note, Expiring 03/23/12 at $146.00, American Style	163

	Total Call Options Purchased (Cost $706)	486

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

NOTIONAL AMOUNT	SECURITY DESCRIPTION	VALUE

Options Purchased — Continued
	Payer Options Purchased on Interest Rate Swaps: — 0.0% (g)
17,664	Expiring 04/30/12. If excercised the Fund pays quarterly 2.230% and receives quarterly floating 3 month LIBOR terminating 05/02/22, European Style. Counterparty: Royal Bank of Scotland (r)	165
35,306	Expiring 04/30/12. If excercised the Fund pays quarterly 2.290% and receives quarterly floating 3 month LIBOR terminating 05/02/22, European Style. Counterparty: Deutsche Bank AG, New York (r)	265

	Total Payer Options Purchased on Interest Rate Swaps (Cost $435)	430

	Put Option Purchased — 0.0% (g)
698	30 Year U.S. Treasury Note, Expiring 03/23/12 at $136.00, American Style	120

	Total Put Option Purchased (Cost $143)	120

	Total Options Purchased (Cost $1,284)	1,036

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Short-Term Investments — 46.4%
	U.S. Treasury Obligations — 0.2%
	U.S. Treasury Bills,
14,090	0.015%, 03/15/12 (k) (n)	14,090
5,045	0.064%, 06/21/12 (k) (n)	5,044

	Total U.S. Treasury Obligations (Cost $19,134)	19,134

SHARES
	Investment Company — 46.2%
6,031,921	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) † (Cost $6,031,921)	6,031,921

	Total Short-Term Investments (Cost $6,051,055)	6,051,055

	Total Investments — 102.4% (Cost $13,215,207)	13,364,913
	Liabilities in Excess of Other Assets — (2.4)%	(312,986)

	NET ASSETS — 100.0%	$13,051,927

Percentages indicated are based on net assets.

TBA Short Commitment
PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
(554,974)	Federal National Mortgage Association, 30 Year, Single Family, TBA, 5.000%, 03/25/41	(599,199)
(138,753)	Federal National Mortgage Association, 30 Year, Single Family, TBA, 5.000%, 04/25/40	(149,571)

	(Proceeds received of $749,200.)	(748,770)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
645	30 Day Federal Funds	03/30/12	268,462	65
392	30 Day Federal Funds	07/31/12	163,134	204
392	30 Day Federal Funds	08/31/12	163,126	249
431	90 Day Eurodollar	06/17/13	107,098	(15)
	Short Futures Outstanding
(514)	90 Day Eurodollar	03/19/12	(127,909)	36
(2,957)	90 Day Eurodollar	06/18/12	(735,924)	(57)
(1,384)	10 Year U.S. Treasury Note	06/20/12	(181,239)	434
(937)	30 Year U.S. Treasury Bond	06/20/12	(132,732)	847
(2,856)	2 Year U.S. Treasury Note	06/29/12	(628,989)	83
(4,411)	5 Year U.S. Treasury Note	06/29/12	(543,311)	583

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	73

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/12	UNREALIZED APPRECIATION (DEPRECIATION)
(514)	90 Day Eurodollar	09/17/12	(127,870)	(189)
(514)	90 Day Eurodollar	12/17/12	(127,813)	(6)
(1,619)	90 Day Eurodollar	03/18/13	(402,463)	(1,186)
(1,346)	90 Day Eurodollar	06/17/13	(334,464)	(879)
(1,057)	30 Day Federal Funds	06/28/13	(439,527)	218
(206)	90 Day Eurodollar	09/16/13	(51,165)	(16)
(206)	90 Day Eurodollar	12/16/13	(51,132)	(117)
(704)	90 Day Eurodollar	06/15/15	(173,360)	315

				569

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,557,000	CAD	Citibank, N.A.	04/17/12	3,555	3,591	36
3,530,000	CAD	Deutsche Bank AG	04/17/12	3,525	3,564	39
12,533,000	CAD	Union Bank of Switzerland AG	04/27/12	12,541	12,651	110
3,252,000	EUR	Citibank, N.A.	03/19/12	4,213	4,333	120
13,282,600	EUR	Deutsche Bank AG	03/19/12	17,957	17,697	(260)
3,253,000	EUR	Union Bank of Switzerland AG	03/19/12	4,375	4,334	(41)
94,876,000	MXN	Citibank, N.A.	04/17/12	6,925	7,360	435
47,438,000	MXN	Deutsche Bank AG	04/17/12	3,464	3,680	216
41,966,000	NOK	Deutsche Bank AG	04/17/12	7,190	7,493	303
114,496,000	NOK	Deutsche Bank AG	04/30/12	20,459	20,433	(26)
				84,204	85,136	932

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
5,775,000	CAD	State Street Corp.	03/08/12	5,690	5,836	(146)
3,557,000	CAD	Deutsche Bank AG	04/17/12	3,480	3,592	(112)
3,530,000	CAD	Union Bank of Switzerland AG	04/17/12	3,524	3,564	(40)
5,261,709	EUR	Deutsche Bank AG	03/08/12	6,939	7,011	(72)
4,300,000	EUR	Morgan Stanley	03/08/12	5,711	5,729	(18)
9,850,000	EUR	Royal Bank of Canada	03/08/12	12,950	13,123	(173)
56,900,000	EUR	State Street Corp.	03/08/12	73,862	75,809	(1,947)
4,258,912	EUR	Union Bank of Switzerland AG	03/08/12	5,606	5,675	(69)
27,919,000	EUR	Deutsche Bank AG	03/19/12	38,567	37,198	1,369
10,354,000	EUR	Union Bank of Switzerland AG	03/19/12	13,527	13,796	(269)
22,500,000	GBP	State Street Corp.	03/08/12	35,026	35,794	(768)
47,438,000	MXN	Citibank, N.A.	04/17/12	3,693	3,680	13
94,876,000	MXN	Deutsche Bank AG	04/17/12	7,274	7,360	(86)
185,000,000	NOK	State Street Corp.	03/08/12	31,371	33,089	(1,718)
41,966,000	NOK	Citibank, N.A.	04/17/12	6,966	7,493	(527)
15,036,000	NZD	Union Bank of Switzerland AG	04/27/12	12,542	12,496	46
24,478,000	NZD	Deutsche Bank AG	04/30/12	20,404	20,338	66
				287,132	291,583	(4,451)

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

OPTIONS WRITTEN

Put Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
30 Year U.S. Treasury Bond, American Style	$141.000	03/23/12	698	(840)

(Premiums received of 969.)

Call Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
10 Year U.S. Treasury Bond, American Style	$134.500	03/23/12	707	(11)
30 Year U.S. Treasury Bond, American Style	141.000	03/23/12	698	(1,298)
30 Year U.S. Treasury Bond, American Style	143.000	03/23/12	210	(190)
30 Year U.S. Treasury Bond, American Style	145.000	03/23/12	210	(79)

(Premiums received of 1,585.)				(1,578)

Payer Options Written on Interest Rate Swaps*
COUNTERPARTY	EXERCISE RATE**(r)	OPTION EXPIRATION DATE	SWAP TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	2.500% semiannually	04/30/12	05/02/22	17,653	(58)
(Premiums received of 95.)

*	European Style
**	The Fund would pay or receive quarterly a floating rate based on 3 month LIBOR, if exercised.

Credit Default Swaps—Buy Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Bank of America:
Aetna, Inc., 6.625%, 06/15/36	1.000% quarterly	09/20/16	0.500%	6,550	(160)	67
Ally Financial, Inc., 8.300%, 02/12/15	5.000% quarterly	12/20/13	3.327	13,850	(539)	(317)
Beazer Homes USA, Inc., 9.125%, 06/15/18	5.000% quarterly	09/20/16	7.997	3,300	330	(1,142)
People’s Republic of China, 4.250%, 10/28/14	1.000% quarterly	12/20/16	1.144	17,350	81	(213)
PulteGroup, Inc., 5.250%, 01/15/14	5.000% quarterly	12/20/16	3.551	20,700	(1,488)	457
XLIT Ltd., 5.250%, 09/15/14	1.000% quarterly	03/20/17	1.142	13,000	63	(69)
Barclays Bank plc:
Aetna, Inc., 6.625%, 06/15/36	1.000% quarterly	09/20/16	0.500	9,700	(237)	103
Aetna, Inc., 6.625%, 06/15/36	1.000% quarterly	09/20/16	0.500	6,450	(158)	69
Ally Financial, Inc., 8.300%, 02/12/15	5.000% quarterly	12/20/13	3.327	3,300	(128)	(128)
Belo Corp., 7.750%, 06/01/27	5.000% quarterly	03/20/17	2.530	13,840	(1,725)	703
Darden Restaurants, Inc., 6.000%, 08/15/35	1.000% quarterly	03/20/17	1.028	17,425	(11)	(323)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	5.000% quarterly	06/20/13	15.843	6,400	758	(380)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	5.000% quarterly	06/20/13	15.843	6,350	752	(439)
PulteGroup, Inc., 5.250%, 01/15/14	5.000% quarterly	12/20/16	3.551	17,150	(1,232)	159
Citibank, N.A.:
Alcoa Inc., 5.720%, 02/23/19	1.000% quarterly	03/20/17	2.803	27,650	2,236	(3,464)
Beazer Homes USA, Inc., 9.125%, 06/15/18	5.000% quarterly	09/20/16	7.997	6,500	650	(1,099)
Beazer Homes USA, Inc., 9.125%, 06/15/18	5.000% quarterly	09/20/16	7.997	1,300	130	(245)
Federal Republic of Germany, 6.000%, 06/20/16	0.250% quarterly	12/20/16	0.752	99,850	2,297	(3,586)
Federal Republic of Germany, 6.000%, 06/20/16	0.250% quarterly	12/20/16	0.752	33,500	771	(1,179)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	75

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]		VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Genworth Financial, Inc., 5.750%, 06/15/14	5.000% quarterly	09/20/16	4.161%		9,750	(422)	(323)
Hartford Financial Services Group, Inc. (The), 4.000%, 03/30/15	1.000% quarterly	09/20/16	2.208		6,500	320	(314)
People’s Republic of China, 4.750%, 10/29/13	1.000% quarterly	09/20/16	1.091		16,350	33	(165)
People’s Republic of China, 4.250%, 10/28/14	1.000% quarterly	12/20/16	1.144		17,700	83	(217)
People’s Republic of China, 4.250%, 10/28/14	1.000% quarterly	12/20/16	1.144		17,250	81	(366)
People’s Republic of China, 4.250%, 10/28/14	1.000% quarterly	12/20/16	1.144		17,250	81	(270)
United Kingdom of Great Britain and Northern Ireland, 4.250%, 06/07/32	1.000% quarterly	09/20/16	0.599		16,250	(324)	177
Credit Suisse International:
People’s Republic of China, 4.750%, 10/29/13	1.000% quarterly	12/20/16	1.144		16,900	79	(477)
People’s Republic of China, 4.750%, 10/29/13	1.000% quarterly	12/20/16	1.144		16,850	79	(611)
People’s Republic of China, 4.750%, 10/29/13	1.000% quarterly	12/20/16	1.144		10,100	47	(296)
Deutsche Bank AG, New York:
Ally Financial, Inc., 8.300%, 02/12/15	5.000% quarterly	12/20/13	3.327		3,300	(128)	(128)
Beazer Homes USA, Inc., 9.125%, 06/15/18	5.000% quarterly	09/20/16	7.997		3,250	325	(1,092)
Hartford Financial Services Group, Inc. (The), 4.000%, 03/30/15	1.000% quarterly	09/20/16	2.208		9,700	478	(473)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	5.000% quarterly	06/20/13	15.843		6,400	758	(609)
People’s Republic of China, 4.750%, 10/29/13	1.000% quarterly	12/20/16	1.144		17,450	82	(214)
People’s Republic of China, 4.750%, 10/29/13	1.000% quarterly	12/20/16	1.144		10,300	48	(161)
PulteGroup, Inc., 5.250%, 01/15/14	5.000% quarterly	12/20/16	3.551		6,700	(482)	177
United States of America, 0.000%, 08/15/16	0.250% quarterly	09/20/16	0.326	EUR	16,250	62	(327)
Morgan Stanley Capital Services:
Beazer Homes USA, Inc., 9.125%, 06/15/18	5.000% quarterly	09/20/13	5.270		3,225	(19)	(104)
Gannett Co., Inc., 6.375%, 04/01/12	5.000% quarterly	06/20/16	2.403		6,450	(742)	639
Nordstrom, Inc., 6.950%, 03/15/28	1.000% quarterly	03/20/17	0.788		7,000	(87)	61
Royal Bank of Scotland:
People’s Republic of China, 4.750%, 10/29/13	1.000% quarterly	12/20/16	1.144		6,750	32	(236)
Union Bank of Switzerland AG:
Ally Financial, Inc., 8.300%, 02/12/15	5.000% quarterly	03/20/14	3.415		3,300	(135)	(128)
Beazer Homes USA, Inc., 9.125%, 06/15/18	5.000% quarterly	09/20/16	7.997		3,200	320	(1,107)
Federal Republic of Brazil, 12.250%, 03/06/30	1.000% quarterly	03/20/17	1.402		34,540	601	(1,060)
Federal Republic of Germany, 6.000%, 06/20/16	0.250% quarterly	12/20/16	0.752		66,550	1,531	(2,351)
Gannett Co., Inc., 6.375%, 04/01/12	5.000% quarterly	06/20/16	2.403		12,800	(1,472)	1,246
Gannett Co., Inc., 6.375%, 04/01/12	5.000% quarterly	06/20/16	2.403		9,500	(1,093)	932
Goodrich Corp., 6.290%, 07/01/16	1.000% quarterly	03/20/17	0.147		6,430	(287)	295
Hartford Financial Services Group, Inc. (The), 4.000%, 03/30/15	1.000% quarterly	09/20/16	2.208		6,550	321	(584)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	5.000% quarterly	06/20/13	15.843		12,900	1,526	(1,021)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	5.000% quarterly	06/20/13	15.843		6,450	763	(407)
Limited Brands, Inc., 6.900%, 07/15/17	1.000% quarterly	03/20/17	1.775		34,850	1,215	(1,813)
Lincoln National Corp., 6.200%, 12/15/11	1.000% quarterly	09/20/16	2.170		17,375	826	(538)
Nordstrom, Inc., 6.950%, 03/15/28	1.000% quarterly	03/20/17	0.788		6,850	(85)	57
United Kingdom of Great Britain and Northern Ireland, 4.250%, 06/07/32	1.000% quarterly	09/20/16	0.599		16,250	(324)	189
United Mexican States, 5.950%, 03/19/19	1.000% quarterly	03/20/17	1.357		69,100	1,054	(1,823)
United Mexican States, 5.950%, 03/19/19	1.000% quarterly	03/20/17	1.357		66,950	1,021	(1,766)
United States of America, 0.000%, 08/15/16	0.250% quarterly	09/20/16	0.326	EUR	32,450	125	(720)

						8,681	(26,954)

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Bank of America:
MCDX.NA.17.V.1	1.000% quarterly	12/20/16	1.640%	34,750	808	(1,278)
Barclays Bank plc:
CDX.EM.16.V.1	5.000% quarterly	12/20/16	2.491	119,150	(14,385)	9,327
CDX.EM.16.V.1	5.000% quarterly	12/20/16	2.491	17,225	(2,080)	1,762
CMBX.NA.AA.3	0.270% monthly	12/13/49	4.431	14,100	7,981	(7,999)
Citibank, N.A.:
CMBX.NA.BBB.4	5.000% monthly	02/17/51	42.786	10,550	7,279	(8,434)
CMBX.NA.BBB.4	5.000% monthly	02/17/51	42.786	6,900	4,760	(5,854)
MCDX.NA.17.V.1	1.000% quarterly	12/20/16	1.640	34,650	805	(1,305)
Credit Suisse International:
CDX.NA.IG.9.V.4	0.800% quarterly	12/20/17	1.139	65,700	1,066	(1,854)
CDX.NA.IG.9.V.4	0.800% quarterly	12/20/17	1.139	16,100	261	(389)
CMBX.NA.BBB.5	5.000% monthly	02/15/51	45.535	6,900	5,114	(5,865)
Deutsche Bank AG, New York:
CMBX.NA.AA.2	0.150% monthly	03/15/49	2.087	7,060	2,455	(2,876)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	0.233	5,700	184	(1,097)
Morgan Stanley Capital Services:
CDX.EM.16.V.1	5.000% quarterly	12/20/16	2.491	16,850	(2,034)	1,048
CDX.EM.16.V.1	5.000% quarterly	12/20/16	2.491	16,750	(2,022)	1,219
CDX.EM.16.V.1	5.000% quarterly	12/20/16	2.491	16,750	(2,022)	1,246
CDX.NA.IG.9.V.4	0.800% quarterly	12/20/17	1.139	33,400	542	(1,551)
CDX.NA.IG.9.V.4	0.800% quarterly	12/20/17	1.139	32,300	524	(764)
CMBX.NA.AA.2	0.150% monthly	03/15/49	2.087	14,100	4,904	(5,568)
CMBX.NA.AA.2	0.150% monthly	03/15/49	2.087	7,070	2,459	(3,534)
CMBX.NA.AA.2	0.150% monthly	03/15/49	2.087	40	14	(3,658)
CMBX.NA.AA.3	0.270% monthly	12/13/49	4.431	7,050	3,990	(4,088)
CMBX.NA.AJ.2	1.090% monthly	03/15/49	2.199	17,150	3,364	(2,139)
CMBX.NA.AM.1	0.500% monthly	10/12/52	0.834	17,100	1,264	(2,773)
MCDX.NA.17.V.1	1.000% quarterly	12/20/16	1.640	32,250	750	(1,163)
MCDX.NA.17.V.1	1.000% quarterly	12/20/16	1.640	17,250	401	(665)
Royal Bank of Scotland:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	1.545	12,100	1,684	(3,595)
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	1.545	8,800	1,225	(3,000)
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	1.545	1,500	209	(277)
CDX.NA.IG.9.V.4	0.800% quarterly	12/20/17	1.139	33,600	545	(1,533)
CDX.NA.IG.9.V.4	0.800% quarterly	12/20/17	1.139	32,700	530	(1,503)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	0.233	17,700	571	(1,105)
Union Bank of Switzerland AG:
CDX.EM.16.V.1	5.000% quarterly	12/20/16	2.491	48,400	(5,844)	4,290
CDX.EM.16.V.1	5.000% quarterly	12/20/16	2.491	16,700	(2,016)	1,540
CDX.NA.IG.9.V.4	0.800% quarterly	12/20/17	1.139	64,300	1,043	(2,001)
CDX.NA.IG.9.V.4	0.800% quarterly	12/20/17	1.139	64,300	1,043	(2,193)
CDX.NA.IG.9.V.4	0.800% quarterly	12/20/17	1.139	32,850	533	(870)

					25,905	(58,499)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	77

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

Credit Default Swaps—Sell Protection [2]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Bank of America:
Berkshire Hathaway, Inc., 2.450%, 12/15/15	1.000% quarterly	03/20/17	1.428%	13,000	(240)	252
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	03/20/13	4.326	7,000	118	(38)
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	03/20/13	4.326	7,000	118	(54)
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	6,500	(93)	30
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	4,900	(1,228)	931
Level 3 Communications, Inc., 3.500%, 06/15/12	5.000% quarterly	03/20/14	3.714	3,350	118	45
MBIA Insurance Corp., 0.000%, 10/06/10	5.000% quarterly	12/20/12	14.699	7,000	(434)	1,072
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	13,250	(655)	99
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	12,950	(641)	101
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	3,350	(166)	25
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/13	6.617	6,500	(67)	(56)
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/13	6.617	6,500	(67)	(42)
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/13	6.617	5,400	(55)	(4)
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/13	6.617	3,200	(33)	(7)
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/13	6.617	3,150	(32)	(34)
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/14	8.570	6,950	(441)	121
Sears Roebuck Acceptance Corp., 7.500%, 01/15/13	5.000% quarterly	03/20/12	11.029	3,500	23	251
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	1,950	(59)	70
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	6,050	(439)	375
Barclays Bank plc:
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	06/20/13	5.887	10,450	(13)	1,210
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	06/20/13	5.887	6,950	(8)	892
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	03/20/14	6.904	6,900	(184)	363
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/14	8.841	6,700	(530)	416
Dixons Retail plc, 8.750%, 08/03/15	5.000% quarterly	06/20/12	2.653	EUR 6,000	138	231
Dixons Retail plc, 8.750%, 08/03/15	5.000% quarterly	06/20/12	2.653	EUR 3,250	75	125
Dixons Retail plc, 8.750%, 08/03/15	5.000% quarterly	09/20/12	2.653	EUR 4,750	146	119
Dixons Retail plc, 8.750%, 08/03/15	5.000% quarterly	06/20/13	4.470	EUR 25,900	576	2,017
Dixons Retail plc, 8.750%, 08/03/15	5.000% quarterly	06/20/13	4.470	EUR 12,900	287	990
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/12	1.934	6,850	239	(20)
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/12	1.934	6,850	239	(29)
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/12	1.934	3,500	122	118
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/12	1.934	1,400	49	25
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/13	4.081	13,950	365	814
Georgia-Pacific LLC, 7.750%, 11/15/29	1.000% quarterly	12/20/16	1.270	10,210	(107)	515
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	13,350	(253)	109
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	12/20/12	13.178	4,750	(251)	750
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/13	13.961	10,500	(818)	962
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	13,350	(1,581)	261
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	10,050	(1,190)	362
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	3,150	(373)	485
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	750	(166)	77
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	6,400	(1,604)	918
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	6,400	(1,604)	916
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	6,350	(1,591)	971
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	3,150	(790)	815
Level 3 Communications, Inc., 9.000%, 10/15/13	5.000% quarterly	03/20/14	3.714	3,450	122	204
R.R. Donnelley & Sons Co., 6.125%, 01/15/17	5.000% quarterly	03/20/17	6.463	20,750	(1,012)	1,602

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]		VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/12	5.122%		1,400	13	92
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	09/20/12	2.053		3,500	93	62
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007		3,450	94	182
Standard Pacific Corp., 10.750%, 09/15/16	5.000% quarterly	12/20/16	4.174		17,150	766	1,198
Standard Pacific Corp., 10.750%, 09/15/16	5.000% quarterly	12/20/16	4.174		4,350	194	304
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	09/20/14	7.342		5,450	(237)	233
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	09/20/16	8.616		4,450	(525)	637
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290		3,150	(95)	199
BNP Paribas:
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145		3,100	(45)	78
Level 3 Communications, Inc., 9.000%, 10/15/13	5.000% quarterly	03/20/14	3.714		6,900	243	293
Level 3 Communications, Inc., 9.000%, 10/15/13	5.000% quarterly	03/20/14	3.714		6,900	243	420
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	12/20/15	8.197		3,450	(309)	229
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	12/20/15	8.197		3,450	(309)	237
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	12/20/15	8.197		3,450	(309)	237
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316		6,850	(673)	547
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316		6,850	(673)	569
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316		5,350	(525)	494
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316		3,300	(324)	314
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	09/20/16	8.616		6,600	(778)	813
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290		3,250	(98)	117
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290		3,250	(98)	84
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580		3,150	(228)	195
Citibank, N.A.:
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	12/20/12	4.265		6,850	109	33
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	03/20/14	6.904		13,350	(356)	336
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	03/20/14	6.904		10,200	(272)	232
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	03/20/14	6.904		6,900	(184)	361
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	03/20/14	6.904		6,700	(179)	160
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	03/20/14	6.904		1,800	(48)	43
Dixons Retail plc, 8.750%, 08/03/15	5.000% quarterly	06/20/12	2.653	EUR	3,250	75	125
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/12	1.934		3,500	122	118
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17	1.000% quarterly	03/20/17	1.465		27,650	(562)	1,338
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	12/20/12	7.493		6,850	(66)	188
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836		13,350	(253)	54
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836		3,150	(59)	36
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836		3,150	(59)	44
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836		3,150	(59)	80
Liz Claiborne, Inc., 5.000%, 07/08/13	5.000% quarterly	03/20/13	1.466		6,210	292	127
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811		3,200	(158)	127
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	03/20/15	8.822		10,250	(942)	383
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	03/20/15	8.822		3,450	(317)	163
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	03/20/15	8.822		3,450	(317)	162
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/12	5.122		6,900	62	401
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/12	5.122		6,850	62	356
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/12	5.122		6,850	62	417
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/13	6.617		2,650	(27)	(6)
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/13	7.842		6,850	(257)	841
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/14	8.570		6,400	(406)	301
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007		6,850	187	362

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	79

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Sears Roebuck Acceptance Corp., 7.500%, 01/15/13	5.000% quarterly	03/20/12	11.029%	3,500	23	84
Sears Roebuck Acceptance Corp., 7.500%, 01/15/13	5.000% quarterly	03/20/12	11.029	3,500	23	48
SUPERVALU, Inc., 7.500%, 05/15/12	5.000% quarterly	12/20/15	8.197	6,950	(623)	328
Credit Suisse International:
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	12/20/12	7.493	3,450	(33)	99
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/13	13.961	7,000	(546)	431
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/13	13.961	3,500	(273)	216
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/13	13.961	3,500	(273)	305
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/12	4.208	3,300	54	232
Standard Pacific Corp., 10.750%, 09/15/16	5.000% quarterly	12/20/16	4.174	2,300	103	114
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316	6,700	(658)	567
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316	2,000	(197)	206
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	03/20/12	32.270	7,700	(39)	570
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	3,200	(97)	159
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	6,450	(468)	546
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	3,150	(228)	195
Deutsche Bank AG, New York:
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	09/20/12	4.148	8,650	127	40
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	09/20/12	4.148	6,950	102	55
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	03/20/13	4.326	6,900	116	(51)
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	09/20/16	4.250	9,600	380	(415)
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	32,300	(464)	67
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	32,050	(460)	108
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	22,500	(323)	136
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	19,400	(279)	78
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	5,900	(85)	79
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/13	6.340	12,800	(128)	537
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/14	8.841	6,550	(518)	281
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	16,700	(316)	128
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	16,700	(316)	230
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	13,400	(254)	242
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	6,750	(128)	86
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	6,750	(127)	149
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	6,700	(127)	44
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	6,700	(127)	91
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	6,700	(127)	88
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	12/20/12	13.178	1,390	(74)	216
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/13	13.961	7,050	(549)	833
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	9,650	(1,143)	1,330
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	6,700	(793)	263
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	6,400	(758)	1,049
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	3,300	(391)	306
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	3,250	(385)	397
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	3,200	(379)	467
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	3,150	(373)	415
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	3,150	(373)	444
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	3,150	(373)	516
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	3,150	(373)	514
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/13	17.088	3,150	(491)	595
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/13	17.088	3,150	(491)	599

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/13	17.088%	3,150	(491)	562
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	26,750	(5,937)	1,378
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	14,650	(3,252)	846
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	6,400	(1,604)	1,169
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	3,300	(827)	675
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	3,250	(814)	610
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/12	4.208	6,950	114	138
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/12	4.208	3,500	57	66
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/13	6.931	6,950	(160)	423
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/13	6.931	6,900	(158)	366
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	03/20/15	8.822	6,900	(634)	327
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/12	5.122	6,950	63	462
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/13	6.617	3,200	(33)	(20)
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/13	7.842	12,750	(479)	439
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/14	8.570	12,900	(818)	426
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/14	8.570	3,200	(203)	108
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	09/20/14	8.847	5,100	(388)	256
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	06/20/13	3.509	3,300	96	35
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	06/20/13	3.509	3,250	95	35
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	17,300	470	906
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	13,700	374	723
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	13,550	370	740
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	10,350	281	469
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	6,950	190	563
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	03/20/14	4.163	44,550	1,171	2,722
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	03/20/14	4.163	3,200	85	169
Standard Pacific Corp., 10.750%, 09/15/16	5.000% quarterly	12/20/16	4.174	20,750	927	1,135
SUPERVALU, Inc., 7.500%, 05/15/12	5.000% quarterly	12/20/15	8.197	6,950	(623)	328
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	06/20/16	8.476	3,050	(330)	291
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	03/20/12	32.270	5,000	(25)	183
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	12,800	(384)	213
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	5,750	(172)	312
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	3,250	(97)	190
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	3,200	(96)	64
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	6,450	(468)	490
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	6,400	(464)	396
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	6,400	(464)	473
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	3,200	(232)	303
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	1,700	(123)	240
Morgan Stanley Capital Services:
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	09/20/16	4.250	6,350	251	(152)
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	13,350	(192)	197
Caesars Entertainment Operating Co., 5.375%, 12/15/13	5.000% quarterly	03/20/13	7.836	6,550	(123)	121
Caesars Entertainment Operating Co., 5.625%, 06/01/15	5.000% quarterly	03/20/12	6.831	3,300	30	160

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	81

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	06/20/13	5.887%	2,900	(4)	23
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	03/20/14	6.904	6,900	(184)	396
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	06/20/14	7.991	13,350	(715)	564
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/14	8.841	10,900	(862)	416
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/14	8.841	6,550	(518)	250
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/14	8.841	6,550	(518)	273
Cooper Tire & Rubber Co., 7.625%, 03/15/27	5.000% quarterly	12/20/16	4.459	3,400	112	91
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	6,700	(127)	60
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	3,350	(63)	44
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	3,350	(63)	60
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/12	11.666	3,150	(83)	179
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	12/20/12	13.178	4,900	(259)	798
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	12/20/12	13.178	2,070	(110)	306
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/13	13.961	3,350	(261)	206
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/13	6.931	10,400	(239)	529
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/12	4.208	3,450	56	16
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/12	4.208	3,450	56	2
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	13,150	(650)	44
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	3,200	(158)	119
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	4,100	(203)	190
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/13	7.842	6,850	(257)	889
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/12	5.122	6,850	62	340
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316	6,900	(678)	570
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316	3,200	(315)	284
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	03/20/12	32.270	13,350	(67)	1,936
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	03/20/12	32.270	12,800	(64)	212
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	6,550	(196)	115
Royal Bank of Scotland:
Caesars Entertainment Operating Co., 5.375%, 12/15/13	5.000% quarterly	03/20/13	7.836	10,100	(191)	156
Caesars Entertainment Operating Co., 5.625%, 06/01/15	5.000% quarterly	12/20/12	7.493	3,400	(33)	248
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	06/20/13	5.887	9,700	(12)	(105)
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	6,700	(127)	43
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	6,150	(116)	63
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	3,300	(62)	81
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/12	11.666	3,250	(85)	587
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/13	13.961	3,650	(284)	715
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/13	13.961	1,380	(108)	331
Union Bank of Switzerland AG:
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	03/20/13	4.326	3,450	58	(18)
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	12/20/16	4.254	63,400	2,582	(169)
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/14	8.841	16,400	(1,298)	647
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/14	8.841	6,900	(547)	659
Cooper Tire & Rubber Co., 7.625%, 03/15/27	5.000% quarterly	12/20/16	4.459	8,475	278	493
Cooper Tire & Rubber Co., 7.625%, 03/15/27	5.000% quarterly	12/20/16	4.459	8,475	278	585
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/12	1.934	26,450	921	283
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/12	1.934	6,850	239	82
Gannett Co., Inc., 6.375%, 04/01/12*	5.000% quarterly	06/20/14	1.397	25,750	2,366	(2,722)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/12	11.666	3,225	(85)	464
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/12	11.666	3,100	(81)	355
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	12/20/12	13.178	4,900	(259)	773
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	12/20/12	13.178	3,400	(180)	503

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	12/20/12	13.178%	3,350	(177)	859
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	12/20/12	13.178	3,100	(164)	703
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	3,200	(379)	538
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	3,150	(373)	529
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	20,050	(4,450)	785
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	6,700	(1,487)	261
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	6,700	(1,487)	320
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	6,700	(1,486)	650
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	6,650	(1,476)	320
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	6,550	(1,453)	638
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	6,550	(1,453)	682
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	2,050	(455)	238
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	12,900	(3,233)	2,102
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	6,450	(1,616)	939
Lennar Corp., 6.500%, 04/15/16	5.000% quarterly	06/20/13	1.359	26,985	1,548	(1,948)
Level 3 Communications, Inc., 15.000%, 01/15/13	5.000% quarterly	03/20/14	3.714	5,000	176	69
Level 3 Communications, Inc., 9.000%, 10/15/13	5.000% quarterly	03/20/14	3.714	6,900	243	351
Liz Claiborne, Inc., 5.000%, 07/08/13	5.000% quarterly	03/20/13	1.466	6,920	325	141
MBIA Insurance Corp., 0.000%, 10/06/10	5.000% quarterly	12/20/12	14.699	1,390	(86)	192
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/12	4.208	2,050	34	41
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	18,350	(907)	97
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	13,050	(645)	98
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	9,850	(487)	256
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/12	5.122	6,850	62	390
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/13	6.617	3,250	(33)	(23)
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/13	7.842	6,850	(257)	873
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/14	8.570	3,250	(206)	128
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/14	8.570	3,200	(203)	76
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	06/20/13	3.509	3,350	97	24
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	6,850	187	374
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	3,450	94	147
Sears Roebuck Acceptance Corp., 7.500%, 01/15/13	5.000% quarterly	03/20/12	11.029	6,630	44	180
SUPERVALU, Inc., 7.500%, 05/15/12	5.000% quarterly	12/20/15	8.197	6,950	(623)	328
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	12/20/15	8.197	17,150	(1,536)	915
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	12/20/15	8.197	6,950	(623)	260
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	12/20/15	8.197	6,950	(623)	353
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	12/20/15	8.197	6,850	(614)	421
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316	10,350	(1,017)	805
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316	6,700	(658)	682
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	03/20/12	32.270	6,700	(33)	637
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	6,650	(199)	761
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	3,250	(97)	117

					(78,149)	96,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	83

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. dollar, unless otherwise noted)

(Amounts in thousands)

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Barclays Bank plc:
CMBX.NA.A.3	0.620% monthly	12/13/49	8.229%	14,100	(10,109)	9,829
Citibank, N.A.:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	7.285	20,000	(12,200)	13,348
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	7.285	20,000	(12,200)	12,991
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	7.285	9,200	(5,612)	12,395
CMBX.NA.A.2	0.250% monthly	03/15/49	3.667	14,500	(7,322)	6,814
CMBX.NA.AJ.4	0.960% monthly	02/17/51	2.954	17,400	(5,653)	5,628
Credit Suisse International:
CMBX.NA.AM.2	0.500% monthly	03/15/49	1.079	17,075	(2,034)	2,965
CMBX.NA.AM.2	0.500% monthly	03/15/49	1.079	10,200	(1,215)	2,036
Deutsche Bank AG, New York:
CDX.NA.HY.8.V.20	2.750% quarterly	06/20/12	39.161	6,250	(371)	2,177
CDX.NA.HY.8.V.20	2.750% quarterly	06/20/12	39.161	3,250	(192)	1,089
CMBX.NA.A.2	0.250% monthly	03/15/49	3.667	13,950	(7,043)	7,044
Morgan Stanley Capital Services:
CMBX.NA.A.2	0.250% monthly	03/15/49	3.667	13,950	(7,043)	7,044
CMBX.NA.A.3	0.620% monthly	12/13/49	8.229	7,050	(5,054)	4,932
CMBX.NA.AM.4	0.500% monthly	02/17/51	1.414	17,100	(3,129)	5,595
Union Bank of Switzerland AG:
CDX.NA.HY.8.V.6	0.000% quarterly	06/20/12	39.161	6,025	(296)	297
CDX.NA.IG.17.V.1	1.000% quarterly	12/20/16	0.929	66,950	352	1,116
CMBX.NA.AM.2	0.500% monthly	03/15/49	1.079	6,875	(819)	1,511

					(79,940)	96,811

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay any upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e.,make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.
[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).
*	The Fund has purchased credit default swaps with identical underlying reference obligations; net amounts received by the Fund from settlement of purchased protection may offset potential amounts paid at a credit event for protection sold.

Return Swaps

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America:
IOS Index, 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	44,450	(331)
IOS Index, 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	17,800	(133)

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Citibank, N.A.:
IOS Index, 6.5% 30 year Fannie Mae Pools	6.500% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/38	113,600	(188)
IOS Index, 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	49,000	(365)
IOS Index, 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	78,000	(580)
IOS Index, 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	39,000	(290)
IOS Index, 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	82,925	(617)
IOS Index, 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	34,610	(258)
IOS Index, 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	45,290	(337)
IOS Index, 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	44,700	(333)
Credit Suisse International:
IOS Index, 6.5% 30 year Fannie Mae Pools	6.500% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/38	116,300	(192)
Royal Bank of Scotland:
IOS Index, 6.5% 30 year Fannie Mae Pools	6.500% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/38	116,300	(192)
IOS Index, 6.5% 30 year Fannie Mae Pools	6.500% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/38	116,300	(192)

					(4,008)

Interest Rate Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America	1.393% semi-annually	3 month LIBOR quarterly	10/27/16	14,907	(300)
Bank of America	1.170% semi-annually	3 month LIBOR quarterly	02/28/17	212,683	(499)
Bank of America	2.336% semi-annually	3 month LIBOR quarterly	10/17/21	33,040	(1,206)
Bank of America	2.138% semi-annually	3 month LIBOR quarterly	02/23/22	17,145	(124)
Barclays Bank plc	1.299% semi-annually	3 month LIBOR quarterly	11/02/16	33,377	(510)
Barclays Bank plc	2.426% semi-annually	3 month LIBOR quarterly	08/30/21	16,300	(624)
Barclays Bank plc	2.314% semi-annually	3 month LIBOR quarterly	11/02/21	18,312	(610)
Barclays Bank plc	2.043% semi-annually	3 month LIBOR quarterly	01/23/22	74,269	(22)
Credit Suisse International	3 month LIBOR quarterly	0.911% quarterly	03/03/15	1,044,974	(451)
Deutsche Bank AG, New York	1.195% semi-annually	3 month LIBOR quarterly	01/11/17	213,336	(1,173)
Deutsche Bank AG, New York	1.130% semi-annually	3 month LIBOR quarterly	02/19/17	141,572	(89)
Deutsche Bank AG, New York	3 month LIBOR quarterly	1.120% quarterly	02/28/17	212,468	(26)
Deutsche Bank AG, New York	2.025% semi-annually	3 month LIBOR quarterly	02/28/22	223,540	807
Deutsche Bank AG, New York	3 month LIBOR quarterly	2.623% quarterly	02/19/42	31,733	(1,066)
Deutsche Bank AG, New York	3 month LIBOR quarterly	2.750% quarterly	02/28/42	48,746	(307)
Deutsche Bank AG, New York	0.635% semi-annually	3 month LIBOR quarterly	07/18/13	8,340	(14)
Morgan Stanley Capital Services	2.092% semi-annually	3 month LIBOR quarterly	02/13/22	75,041	(269)
Morgan Stanley Capital Services	2.020% semi-annually	3 month LIBOR quarterly	03/02/22	17,145	—
Royal Bank of Scotland plc	2.093% semi-annually	3 month LIBOR quarterly	01/27/22	75,714	(361)

					(6,844)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	85

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 6.0%
520	Accredited Mortgage Loan Trust, Series 2006-2, Class A3, VAR, 0.394%, 09/25/36 (m)	437
500	Bear Stearns Asset Backed Securities Trust, Series 2005-HE1, Class M2, VAR, 1.074%, 01/25/35 (m)	366
	Citigroup Mortgage Loan Trust, Inc.,
2,173	Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35 (m)	2,045
252	Series 2007-AMC1, Class A2A, VAR, 0.294%, 12/25/36 (m)	201
	Countrywide Asset-Backed Certificates,
1,037	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34 (m)	717
10	Series 2004-1, Class 3A, VAR, 0.804%, 04/25/34 (m)	8
730	Series 2004-1, Class M1, VAR, 0.994%, 03/25/34 (m)	517
456	Series 2004-1, Class M2, VAR, 1.069%, 03/25/34 (m)	390
542	Series 2005-4, Class AF3, VAR, 4.456%, 10/25/35 (m)	523
	Countrywide Home Equity Loan Trust,
85	Series 2004-I, Class A, VAR, 0.539%, 02/15/34 (m)	55
102	Series 2004-K, Class 2A, VAR, 0.549%, 02/15/34 (m)	65
	Long Beach Mortgage Loan Trust,
1,120	Series 2004-1, Class M1, VAR, 0.994%, 02/25/34	824
659	Series 2004-1, Class M2, VAR, 1.069%, 02/25/34	589
	New Century Home Equity Loan Trust,
740	Series 2005-1, Class M1, VAR, 0.694%, 03/25/35	520
500	Series 2005-3, Class M1, VAR, 0.724%, 07/25/35	438
154	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.084%, 02/25/33	121
	Park Place Securities, Inc.,
700	Series 2004-WHQ2, Class M2, VAR, 0.874%, 02/25/35	567
800	Series 2005-WHQ3, Class M2, VAR, 0.694%, 06/25/35	539
981	PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.610%, 06/15/15	1,022
	Residential Asset Mortgage Products, Inc.,
1,610	Series 2005-EFC6, Class M1, VAR, 0.654%, 11/25/35	1,284
675	Series 2006-EFC1, Class A2, VAR, 0.444%, 02/25/36	646

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

329	Series 2006-RS1, Class AI2, VAR, 0.474%, 01/25/36	237
	Residential Asset Securities Corp.,
1,679	Series 2006-KS1, Class A4, VAR, 0.544%, 02/25/36	1,268
1,772	Series 2006-KS2, Class A3, VAR, 0.434%, 03/25/36	1,662

	Total Asset-Backed Securities (Cost $15,514)	15,041

Collateralized Mortgage Obligations — 7.7%
	Agency CMO — 2.0%
	Federal Home Loan Mortgage Corp. REMICS,
474	Series 2701, Class ST, IF, IO, 6.752%, 08/15/21 (m)	7
623	Series 2779, Class SM, IF, IO, 6.901%, 10/15/18 (m)	33
52	Series 2931, Class GA, 5.000%, 11/15/28 (m)	52
131	Series 2980, Class QB, 6.500%, 05/15/35 (m)	150
2,735	Series 3370, Class SH, IF, IO, 6.202%, 10/15/37 (m)	501
173	Series 3762, Class JS, IF, IO, 6.451%, 04/15/35 (m)	21
336	Series 3767, Class DS, IF, IO, 6.451%, 02/15/39 (m)	54
431	Series 3803, Class DS, IF, IO, 6.352%, 11/15/35 (m)	54
	Federal National Mortgage Association REMICS,
2,144	Series 2004-17, Class DS, IF, IO, 6.906%, 11/25/32 (m)	155
157	Series 2004-87, Class JI, IO, 5.000%, 11/25/30 (m)	2
830	Series 2006-3, Class SB, IF, IO, 6.456%, 07/25/35 (m)	123
6,071	Series 2007-109, Class GI, IF, IO, 5.826%, 12/25/37 (m)	982
1,120	Series 2008-17, Class KS, IF, IO, 6.106%, 11/25/37 (m)	154
11,049	Series 2008-61, Class S, IF, IO, 5.856%, 07/25/38 (m)	1,928
1,267	Series 2008-71, Class SB, IF, IO, 6.241%, 10/25/29 (m)	84
1,394	Series 2009-95, Class HI, IO, 6.000%, 12/25/38	193
509	Series 2010-99, Class SD, IF, IO, 5.856%, 03/25/39	56
1,683	Series 2010-134, Class SB, IF, IO, 5.856%, 08/25/38	189

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
	Federal National Mortgage Association STRIPS,
234	Series 366, Class 18, IO, 4.000%, 10/01/35 (m)	15
1,142	Series 390, Class C7, IO, 4.000%, 07/25/23 (m)	62
1,701	Series 390, Class C8, IO, 4.500%, 07/25/23 (m)	127
49	Federal National Mortgage Association Whole Loan, Series 2003-W3, Class 2A5, 5.356%, 06/25/42 (m)	54

		4,996

	Non-Agency CMO — 5.7%
334	Banc of America Funding Corp., Series 2006-3, Class 4A19, 5.750%, 03/25/36 (m)	332
	Banc of America Mortgage Securities, Inc.,
426	Series 2005-10, Class 1A13, 5.500%, 11/25/35 (m)	422
786	Series 2007-3, Class 1A1, 6.000%, 09/25/37 (m)	698
2,794	Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.500%, 09/25/34 (m)	2,708
376	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-10, Class A1, 5.500%, 05/25/35 (m)	371
	CS First Boston Mortgage Securities Corp.,
155	Series 2003-29, Class 7A1, 6.500%, 12/25/33 (m)	161
411	Series 2004-5, Class 4A1, 6.000%, 09/25/34 (m)	424
440	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2005-1, Class 2A1, VAR, 5.591%, 02/25/20 (m)	452
801	First Horizon Asset Securities, Inc., Series 2005-6, Class 1A1, 5.500%, 11/25/35	811
612	GSR Mortgage Loan Trust, Series 2006-3F, Class 2A7, 5.750%, 03/25/36	550
169	JP Morgan Alternative Loan Trust, Series 2006-A4, Class A1, VAR, 5.950%, 09/25/36	167
1,084	JP Morgan Mortgage Trust, Series 2005-S2, Class 4A3, 5.500%, 09/25/20	1,102
341	Lehman Mortgage Trust, Series 2006-4, Class 3A1, 5.000%, 08/25/21	315
368	MASTR Alternative Loans Trust, Series 2005-5, Class 3A1, 5.750%, 08/25/35	307
243	Prime Mortgage Trust, Series 2006-1, Class 2A5, 6.000%, 06/25/36	224
	RESI Finance LP, (Cayman Islands),
1,699	Series 2003-C, Class B3, VAR, 1.655%, 09/10/35 (e)	1,261

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
378	Series 2003-D, Class B3, VAR, 1.555%, 12/10/35 (e)	287
	Residential Accredit Loans, Inc.,
481	Series 2003-QS16, Class A1, 5.000%, 08/25/18	489
756	Series 2003-QS20, Class A1, 5.000%, 11/25/18	781
2,033	Series 2006-QS11, Class 1A1, 6.500%, 08/25/36	1,277
166	Series 2006-QS18, Class 3A3, 5.750%, 12/25/21	148
576	Residential Funding Mortgage Securities I, Series 2006-S9, Class A1, 6.250%, 09/25/36	491
	Wells Fargo Mortgage-Backed Securities Trust,
233	Series 2005-16, Class A8, 5.750%, 01/25/36	243
300	Series 2006-11, Class A8, 6.000%, 09/25/36	283

		14,304

	Total Collateralized Mortgage Obligations (Cost $17,001)	19,300

Commercial Mortgage-Backed Securities — 5.8%
	Bear Stearns Commercial Mortgage Securities,
2,570	Series 2005-PWR9, Class A4A, 4.871%, 09/11/42 (m)	2,826
2,290	Series 2005-T18, Class A4, VAR, 4.933%, 02/13/42 (m)	2,495
1,390	Series 2005-T20, Class A4A, VAR, 5.145%, 10/12/42 (m)	1,550
2,980	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VAR, 4.799%, 08/10/42	3,230
1,200	LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.156%, 02/15/31	1,338
211	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A2, VAR, 0.369%, 09/15/21 (e)	205
1,440	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.661%, 05/12/39	1,639
970	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.920%, 03/12/35	998
200	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4, VAR, 5.083%, 03/15/42	219

	Total Commercial Mortgage-Backed Securities (Cost $12,597)	14,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	87

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — 41.4%
	Consumer Discretionary — 4.2%
	Auto Components — 0.1%
250	Goodyear Tire & Rubber Co. (The), 8.750%, 08/15/20	275

	Automobiles — 0.2%
500	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21 (m)	505

	Broadcasting & Cable TV — 0.2%
50	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e) (m)	54
600	UPCB Finance III Ltd., (Cayman Islands), 6.625%, 07/01/20 (e)	618

		672

	Hotels, Restaurants & Leisure — 0.8%
710	Caesars Entertainment Operating Co., Inc., 11.250%, 06/01/17	777
405	Darden Restaurants, Inc., 6.800%, 10/15/37 (m)	466
225	Host Hotels & Resorts LP, 6.375%, 03/15/15	228
250	Marina District Finance Co., Inc., 9.875%, 08/15/18	237
250	MGM Resorts International, 7.625%, 01/15/17	255
65	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 05/01/20	73

		2,036

	Household Durables — 0.3%
440	Sealy Mattress Co., 8.250%, 06/15/14	416
315	Simmons Bedding Co., 11.250%, 07/15/15 (e)	326

		742

	Leisure Equipment & Products — 0.1%
265	Easton-Bell Sports, Inc., 9.750%, 12/01/16 (m)	294

	Media — 2.4%
500	AMC Entertainment, Inc., 9.750%, 12/01/20 (m)	467
295	Clear Channel Worldwide Holdings, Inc., 9.250%, 12/15/17 (m)	324
975	Comcast Corp., 6.500%, 01/15/17 (m)	1,174
	DISH DBS Corp.,
60	6.750%, 06/01/21 (m)	66
170	7.125%, 02/01/16 (m)	188
280	Intelsat Jackson Holdings S.A., (Luxembourg), 11.250%, 06/15/16	296
1,065	NBC Universal Media LLC, 4.375%, 04/01/21	1,167
	News America, Inc.,
525	6.400%, 12/15/35	614

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
220	6.900%, 08/15/39	273
430	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	443
770	Time Warner Cable, Inc., 7.500%, 04/01/14	871

		5,883

	Specialty Retail — 0.1%
250	Michael’s Stores, Inc., 7.750%, 11/01/18	264

	Textiles, Apparel & Luxury Goods — 0.0% (g)
75	Hanesbrands, Inc., 8.000%, 12/15/16	84

	Total Consumer Discretionary	10,755

	Consumer Staples — 3.8%
	Beverages — 0.4%
700	Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19 (m)	905
100	Constellation Brands, Inc., 7.250%, 09/01/16 (m)	113

		1,018

	Food & Staples Retailing — 1.4%
1,508	CVS Pass-Through Trust, 6.036%, 12/10/28 (m)	1,663
755	Delhaize Group S.A., (Belgium), 5.700%, 10/01/40 (m)	711
55	Rite Aid Corp., 7.500%, 03/01/17	56
85	SUPERVALU, Inc., 8.000%, 05/01/16	88
740	Wal-Mart Stores, Inc., 5.250%, 09/01/35	874

		3,392

	Food Products — 1.0%
250	Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (e) (m)	263
495	Grupo Bimbo S.A.B. de C.V., (Mexico), 4.875%, 06/30/20 (e)	526
	Kraft Foods, Inc.,
950	5.375%, 02/10/20	1,108
485	6.125%, 02/01/18	581

		2,478

	Household Products — 0.2%
275	Jarden Corp., 7.500%, 05/01/17	303
178	Spectrum Brands Holdings, Inc., PIK, 12.000%, 08/28/19	196

		499

	Tobacco — 0.8%
805	Altria Group, Inc., 9.700%, 11/10/18 (m)	1,096

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Tobacco — Continued
725	Philip Morris International, Inc., 5.650%, 05/16/18	869

		1,965

	Total Consumer Staples	9,352

	Energy — 1.8%
	Oil, Gas & Consumable Fuels — 1.8%
100	Arch Coal, Inc., 8.750%, 08/01/16 (m)	110
1,090	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14 (m)	1,181
170	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.250%, 12/15/17 (m)	181
475	ConocoPhillips, 6.500%, 02/01/39 (m)	671
150	Encore Acquisition Co., 9.500%, 05/01/16 (m)	168
1,315	ONEOK Partners LP, 5.900%, 04/01/12 (m)	1,320
250	Peabody Energy Corp., 6.250%, 11/15/21 (e)	262
635	Shell International Finance B.V., (Netherlands), 3.100%, 06/28/15	684

	Total Energy	4,577

	Financials — 14.6%
	Capital Markets — 1.9%
	Goldman Sachs Group, Inc. (The),
80	3.700%, 08/01/15	82
890	5.950%, 01/18/18	962
530	6.150%, 04/01/18	574
3,795	Lehman Brothers Holdings Capital Trust VII, 0.000%, 05/31/12 (d) (f) (i) (x)	—	(h)
	Lehman Brothers Holdings, Inc.,
1,350	0.000%, 8/21/09 (d)	363
850	0.000%, 05/25/10 (d)	228
	Morgan Stanley,
885	3.450%, 11/02/15	868
395	5.500%, 01/26/20	387
560	6.625%, 04/01/18	594
630	UBS AG, (Switzerland), 5.875%, 12/20/17	699

		4,757

	Commercial Banks — 1.8%
	Credit Suisse, (Switzerland),
1,410	5.000%, 05/15/13 (m)	1,465
1,660	VAR, 1.193%, 05/15/17 (f) (i) (x)	1,113
1,940	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	2,086

		4,664

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — 1.3%
355	Ally Financial, Inc., 6.250%, 12/01/17 (m)	367
700	Capital One Bank USA N.A., 8.800%, 07/15/19 (m)	856
	Ford Motor Credit Co. LLC,
200	5.000%, 05/15/18	211
220	6.625%, 08/15/17	249
1,469	HSBC Finance Corp., 6.676%, 01/15/21	1,572

		3,255

	Diversified Financial Services — 2.3%
	Bank of America Corp.,
430	4.500%, 04/01/15 (m)	436
740	5.650%, 05/01/18 (m)	768
690	6.500%, 08/01/16 (m)	746
	Citigroup, Inc.,
435	5.375%, 08/09/20 (m)	474
400	5.500%, 10/15/14 (m)	429
665	6.000%, 08/15/17 (m)	741
50	8.500%, 05/22/19 (m)	62
1,145	General Electric Capital Corp., 5.875%, 01/14/38	1,280
750	International Lease Finance Corp., 8.625%, 09/15/15	833

		5,769

	FDIC Guaranteed Securities (~) — 2.7%
3,335	Bank of America Corp., 3.125%, 06/15/12 (m)	3,363
3,300	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	3,329

		6,692

	Insurance — 4.0%
2,000	Genworth Life Institutional Funding Trust, 5.875%, 05/03/13 (e)	2,048
875	MetLife, Inc., 6.750%, 06/01/16	1,047
1,500	Metropolitan Life Global Funding I, 5.125%, 06/10/14 (e)	1,619
	Pricoa Global Funding I,
3,805	5.400%, 10/18/12 (e) (m)	3,915
1,000	VAR, 0.704%, 06/26/12 (e) (m)	998
305	Prudential Financial, Inc., 6.200%, 11/15/40	351

		9,978

	Real Estate Investment Trusts (REITs) — 0.3%
625	Health Care REIT, Inc., 4.700%, 09/15/17	660

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	89

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Thrifts & Mortgage Finance — 0.3%
870	Nationwide Building Society, (United Kingdom), 4.650%, 02/25/15 (e)	886

	Total Financials	36,661

	Health Care — 1.4%
	Health Care Equipment & Supplies — 0.4%
800	Biomet, Inc., PIK, 10.375%, 10/15/17 (m)	871
50	DJO Finance LLC/DJO Finance Corp., 10.875%, 11/15/14 (m)	51

		922

	Health Care Providers & Services — 0.7%
67	CHS/Community Health Systems, Inc., 8.875%, 07/15/15 (m)	70
750	HCA, Inc., 8.000%, 10/01/18	827
85	Health Management Associates, Inc., 6.125%, 04/15/16	89
125	Tenet Healthcare Corp., 9.250%, 02/01/15	139
295	U.S. Oncology, Inc., 9.125%, 08/15/17 (d)	4
245	United Surgical Partners International, Inc., PIK, 10.000%, 05/01/17	254
370	WellPoint, Inc., 5.800%, 08/15/40	455

		1,838

	Pharmaceuticals — 0.3%
	Mylan, Inc.,
40	7.625%, 07/15/17 (e)	44
120	7.875%, 07/15/20 (e)	134
625	Valeant Pharmaceuticals International, 7.250%, 07/15/22 (e)	629

		807

	Total Health Care	3,567

	Industrials — 2.7%
	Aerospace & Defense — 0.1%
90	Alliant Techsystems, Inc., 6.750%, 04/01/16 (m)	92
65	Sequa Corp., 11.750%, 12/01/15 (e)	69
200	Spirit Aerosystems, Inc., 7.500%, 10/01/17	218

		379

	Commercial Services & Supplies — 0.4%
120	ACCO Brands Corp., 10.625%, 03/15/15 (m)	132
215	Geo Group, Inc. (The), 7.750%, 10/15/17	232
460	Iron Mountain, Inc., 6.625%, 01/01/16	461
66	ServiceMaster Co., VAR, 10.750%, 07/15/15 (e)	69

		894

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.2%
960	General Electric Co., 5.250%, 12/06/17	1,133
1,035	Hutchison Whampoa International 09/16 Ltd., (Cayman Islands), 4.625%, 09/11/15 (e)	1,096
630	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	810

		3,039

	Industrial Machinery — 0.1%
125	General Cable Corp., 7.125%, 04/01/17	129

	Machinery — 0.1%
130	Terex Corp., 8.000%, 11/15/17	136

	Road & Rail — 0.8%
100	Ashtead Capital, Inc., 9.000%, 08/15/16 (e) (m)	105
500	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 03/15/18 (m)	545
880	Burlington Northern Santa Fe LLC, 5.750%, 05/01/40 (m)	1,067
23	RailAmerica, Inc., 9.250%, 07/01/17	26
183	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/14	189
125	United Rentals North America, Inc., 9.250%, 12/15/19	138

		2,070

	Total Industrials	6,647

	Information Technology — 1.7%
	Communications Equipment — 0.4%
142	Avaya, Inc., PIK, 10.875%, 11/01/15 (m)	143
650	Cisco Systems, Inc., 5.500%, 01/15/40 (m)	792

		935

	Electronic Equipment, Instruments & Components — 0.3%
580	NXP B.V./NXP Funding LLC, (Netherlands), 9.750%, 08/01/18 (e)	656

	Internet Software & Services — 0.0% (g)
105	GXS Worldwide, Inc., 9.750%, 06/15/15	105

	IT Services — 0.6%
	First Data Corp.,
283	8.250%, 01/15/21 (e)	274
567	12.625%, 01/15/21	595
283	PIK, 10.000%, 01/15/22 (e)	273
425	SunGard Data Systems, Inc., 10.250%, 08/15/15	443

		1,585

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Semiconductors & Semiconductor Equipment — 0.0% (g)
88	Freescale Semiconductor, Inc., 10.125%, 03/15/18 (e)	98

	Software — 0.4%
710	Oracle Corp., 6.125%, 07/08/39	934

	Total Information Technology	4,313

	Materials — 2.1%
	Chemicals — 0.4%
240	Huntsman International LLC, 5.500%, 06/30/16	240
500	Ineos Finance plc, (United Kingdom), 8.375%, 02/15/19 (e)	531
365	Reichhold Industries, Inc., 9.000%, 08/15/14 (d) (e)	186
45	Scotts Miracle-Gro Co. (The), 7.250%, 01/15/18	48

		1,005

	Containers & Packaging — 0.3%
140	Graham Packaging Co. LP/GPC Capital Corp. I, 9.875%, 10/15/14	143
750	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 9.000%, 04/15/19 (e)	750

		893

	Metals & Mining — 1.1%
930	AngloGold Ashanti Holdings plc, (United Kingdom), 5.375%, 04/15/20 (m)	958
700	FMG Resources August 2006 Pty Ltd., (Australia), 8.250%, 11/01/19 (e) (m)	773
1,005	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20 (e)	957

		2,688

	Paper & Forest Products — 0.3%
385	International Paper Co., 7.300%, 11/15/39	496
45	NewPage Corp., 11.375%, 12/31/14 (d)	27
270	P.H. Glatfelter Co., 7.125%, 05/01/16	276

		799

	Total Materials	5,385

	Telecommunication Services — 4.5%
	Diversified Telecommunication Services — 3.4%
3,230	AT&T, Inc., 6.700%, 11/15/13 (m)	3,553
765	British Telecommunications plc, (United Kingdom), 5.950%, 01/15/18 (m)	894
500	Cincinnati Bell, Inc., 8.375%, 10/15/20 (m)	511
120	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/15 (e) (m)	117
115	GCI, Inc., 8.625%, 11/15/19	125

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
500	Level 3 Financing, Inc., 8.125%, 07/01/19 (e)	524
80	PAETEC Holding Corp., 8.875%, 06/30/17	87
	Qwest Communications International, Inc.,
120	7.125%, 04/01/18	129
285	7.500%, 02/15/14	286
	Verizon Communications, Inc.,
710	6.350%, 04/01/19	879
670	8.750%, 11/01/18	922
500	Windstream Corp., 7.750%, 10/01/21	546

		8,573

	Wireless Telecommunication Services — 1.1%
1,675	America Movil S.A.B. de C.V., (Mexico), 5.000%, 03/30/20 (m)	1,903
85	iPCS, Inc., PIK, 3.797%, 05/01/14	79
250	MetroPCS Wireless, Inc., 7.875%, 09/01/18	268
	Sprint Capital Corp.,
40	6.900%, 05/01/19	35
465	8.750%, 03/15/32	414

		2,699

	Total Telecommunication Services	11,272

	Utilities — 4.6%
	Electric Utilities — 2.1%
630	Dominion Resources, Inc., 5.200%, 08/15/19 (m)	734
220	Energy Future Holdings Corp., 10.000%, 01/15/20 (m)	238
535	Entergy Arkansas, Inc., 3.750%, 02/15/21 (m)	550
1,010	Nevada Power Co., 7.125%, 03/15/19	1,274
630	Nisource Finance Corp., 6.800%, 01/15/19	755
420	Oncor Electric Delivery Co. LLC, 5.250%, 09/30/40	467
440	Pacific Gas & Electric Co., 5.400%, 01/15/40	524
165	Progress Energy, Inc., 6.000%, 12/01/39	208
560	Teco Finance, Inc., 5.150%, 03/15/20	629

		5,379

	Gas Utilities — 1.9%
850	DCP Midstream LLC, 9.750%, 03/15/19 (e) (m)	1,103
385	Enterprise Products Operating LLC, 7.550%, 04/15/38 (m)	516
1,595	Plains All American Pipeline LP/PAA Finance Corp., 3.950%, 09/15/15	1,694
695	TransCanada PipeLines Ltd., (Canada), 6.100%, 06/01/40	908
390	Williams Partners LP, 6.300%, 04/15/40	488

		4,709

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	91

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Independent Power Producers & Energy Traders — 0.1%
80	AES Corp. (The), 8.000%, 10/15/17 (m)	92
55	NRG Energy, Inc., 7.625%, 01/15/18	56

		148

	Multi-Utilities — 0.5%
385	MidAmerican Energy Holdings Co., 6.500%, 09/15/37	499
730	Xcel Energy, Inc., 4.700%, 05/15/20	826

		1,325

	Total Utilities	11,561

	Total Corporate Bonds (Cost $98,713)	104,090

Mortgage Pass-Through Securities — 31.8%
	Federal Home Loan Mortgage Corp., Gold Pool, 30 Year, Single Family,
19,220	TBA, 4.000%, 03/15/42	20,160
11,550	TBA, 4.500%, 03/15/42	12,266
3,715	TBA, 6.000%, 03/15/42	4,082
95	6.000%, 01/01/35 (m)	105
17	7.000%, 12/01/25 - 02/01/26 (m)	20
62	7.500%, 10/01/26 - 02/01/27 (m)	74
41	8.000%, 04/01/26 - 07/01/26 (m)	45
	Federal National Mortgage Association, 15 Year, Single Family,
5,260	TBA, 4.000%, 03/25/27	5,569
4,035	TBA, 5.000%, 03/25/27	4,349
	Federal National Mortgage Association, 30 Year, Single Family,
1,282	TBA, 4.000%, 03/25/42 - 04/25/42	1,348
360	TBA, 4.500%, 03/25/42	383
8,555	TBA, 5.500%, 03/25/42	9,316
1,500	TBA, 6.000%, 03/25/42	1,650
2,485	TBA, 6.500%, 03/25/42	2,787
408	6.500%, 04/01/29 - 03/01/35 (m)	464
112	7.000%, 02/01/35 - 03/01/35	130
9	7.500%, 03/01/35	11
	Government National Mortgage Association, 30 Year, Single Family,
8,500	TBA, 4.500%, 03/15/42	9,263
4,300	TBA, 5.000%, 03/15/42	4,748
2,400	TBA, 6.000%, 03/15/42	2,695
375	7.000%, 09/15/31	445

	Total Mortgage Pass-Through Securities (Cost $79,818)	79,910

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Supranational — 1.2%
2,760	European Investment Bank, 4.875%, 02/16/16 (m) (Cost $2,791)	3,133

U.S. Government Agency Securities — 8.6%
	Federal National Mortgage Association,
18,790	1.250%, 08/20/13 (m)	19,036
2,140	4.875%, 12/15/16 (m)	2,539

	Total U.S. Government Agency Securities (Cost $20,943)	21,575

U.S. Treasury Obligations — 4.9%
	U.S. Treasury Bonds,
1,530	3.500%, 02/15/39 (m)	1,665
2,225	3.875%, 08/15/40 (m)	2,579
1,100	4.625%, 02/15/40 (m)	1,437
500	5.000%, 05/15/37 (m)	683
	U.S. Treasury Notes,
2,026	0.875%, 12/31/16 (m)	2,029
2,055	0.875%, 02/28/17 (m)	2,055
1,489	2.000%, 11/15/21 (m)	1,497
494	2.000%, 02/15/22 (m)	495

	Total U.S. Treasury Obligations (Cost $11,121)	12,440

SHARES
Common Stock — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Media — 0.0% (g)
13	Dex One Corp. (a) (Cost $764)	22

NUMBER OF CONTRACTS
Options Purchased — 0.0% (g)
	Call Options Purchased — 0.0% (g)
2	30 Year U.S. Treasury Bond, Expiring 03/23/12 at $142.00, American Style	3
7	30 Year U.S. Treasury Bond Expiring 03/23/12 at $146.00, American Style	1

	Total Call Options Purchased (Cost $4)	4

	Put Option Purchased — 0.0% (g)
7	30 Year U.S. Treasury Bond, Expiring 03/23/12 at $136.00, American Style (Cost $1)	1

	Total Options Purchased (Cost $5)	5

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Short-Term Investments — 26.5%
	U.S. Treasury Obligations — 0.4%
	U.S. Treasury Bills,
595	0.016%, 03/15/12 (k) (n)	595
120	0.051%, 06/21/12 (m) (n)	120

	(Cost $715)	715

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 26.1%
65,724	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) † (Cost $65,724)	65,724

	Total Short-Term Investments (Cost $66,439)	66,439

	Total Investments — 133.9% (Cost $325,706)	336,455
	Liabilities in Excess of Other Assets — (33.9)%	(85,105)

	NET ASSETS — 100.0%	$251,350

Percentages indicated are based on net assets.

TBA Short Commitment
PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
$(4,438)	Federal National Mortgage Association, 30 Year, Single Family, TBA, 5.000%, 03/25/42	$(4,792)
(1,155)	Federal National Mortgage Association, 30 Year, Single Family, TBA, 5.000%, 04/25/42	(1,245)

	(Proceeds received of $6,040)	$(6,037)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	Eurodollar	03/30/12	$1,249	$1
40	10 Year U.S. Treasury Note	06/20/12	5,238	(15)
83	30 Year U.S. Treasury Bond	06/20/12	11,757	(76)
12	2 Year U.S. Treasury Note	06/29/12	2,643	(1)
4	Eurodollar	07/31/12	1,665	2
4	Eurodollar	08/31/12	1,664	3
	Short Futures Outstanding
(9)	90 Day Eurodollar	03/19/12	(2,240)	— (h)
(28)	90 Day Eurodollar	06/18/12	(6,969)	(1)
(10)	10 Year U.S. Treasury Note	06/20/12	(1,310)	3
(8)	30 Year U.S. Treasury Bond	06/20/12	(1,133)	7
(13)	2 Year U.S. Treasury Note	06/29/12	(2,863)	— (h)
(129)	5 Year U.S. Treasury Note	06/29/12	(15,889)	18
(9)	90 Day Eurodollar	09/17/12	(2,239)	(3)
(9)	90 Day Eurodollar	12/17/12	(2,238)	— (h)
(33)	90 Day Eurodollar	03/18/13	(8,203)	(23)
(33)	90 Day Eurodollar	06/17/13	(8,200)	(31)
(10)	Eurodollar	06/28/13	(4,158)	2
(4)	90 Day Eurodollar	09/16/13	(993)	— (h)
(4)	90 Day Eurodollar	12/16/13	(993)	(2)

				$(116)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	93

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
34,000	CAD	Citibank, N.A.	04/17/12	$33	$34	$1
120,000	CAD	Union Bank of Switzerland AG	04/27/12	120	121	1
33,000	EUR	Citibank, N.A.	03/19/12	43	44	1
129,900	EUR	Deutsche Bank AG	03/19/12	176	173	(3)
32,000	EUR	Union Bank of Switzerland AG	03/19/12	43	43	— (h)
904,000	MXN	Citibank, N.A.	04/17/12	66	70	4
452,000	MXN	Deutsche Bank AG	04/17/12	33	35	2
400,000	NOK	Deutsche Bank AG	04/17/12	69	72	3
1,095,000	NOK	Deutsche Bank AG	04/30/12	196	196	— (h)
				$779	$788	$9

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
34,000	CAD	Deutsche Bank AG	04/17/12	$33	$34	$(1)
276,000	EUR	Deutsche Bank AG	03/19/12	381	368	13
98,000	EUR	Union Bank of Switzerland AG	03/19/12	128	131	(3)
452,000	MXN	Citibank, N.A.	04/17/12	35	35	— (h)
904,000	MXN	Deutsche Bank AG	04/17/12	69	70	(1)
400,000	NOK	Citibank, N.A.	04/17/12	66	71	(5)
144,000	NZD	Union Bank of Switzerland AG	04/27/12	121	121	— (h)
234,000	NZD	Deutsche Bank AG	04/30/12	196	195	1
				$1,029	$1,025	$4

OPTIONS WRITTEN

Call Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
1 Year Mid Curve Euro Dollar, American Style	$141.000	03/23/12	7	$(13)
1 Year Mid Curve Euro Dollar, American Style	143.000	03/23/12	2	(2)
1 Year Mid Curve Euro Dollar, American Style	145.000	03/23/12	2	(1)

(Premiums received of $14.)				$(16)

Put Option Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
1 Year Mid Curve Euro Dollar, American Style	$141.000	03/23/12	7	$(8)

(Premiums received of $10.)

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Credit Default Swaps — Buy Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]		VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Bank of America:
Aetna, Inc., 6.625%, 06/15/36	1.000% quarterly	09/20/16	0.500%		$50	$(1)	$— (h)
Ally Financial, Inc., 8.300%, 02/12/15	5.000% quarterly	12/20/13	3.327		150	(6)	(3)
Beazer Homes USA, Inc., 9.125%, 06/15/18	5.000% quarterly	09/20/16	7.997		50	5	(17)
People’s Republic of China, 4.250%, 10/28/14	1.000% quarterly	12/20/16	1.144		150	1	(2)
PulteGroup, Inc., 5.250%, 01/15/14	5.000% quarterly	12/20/16	3.551		200	(14)	4
XL Group plc, 5.250%, 09/15/14	1.000% quarterly	03/20/17	1.142		150	1	(1)
Barclays Bank plc:
Aetna, Inc., 6.625%, 06/15/36	1.000% quarterly	09/20/16	0.500		50	(1)	— (h)
Aetna, Inc., 6.625%, 06/15/36	1.000% quarterly	09/20/16	0.500		100	(2)	1
Ally Financial, Inc., 8.300%, 02/12/15	5.000% quarterly	12/20/13	3.327		50	(2)	(2)
Belo Corp., 7.750%, 06/01/27	5.000% quarterly	03/20/17	2.530		130	(16)	7
Darden Restaurants, Inc., 6.000%, 08/15/35	1.000% quarterly	03/20/17	1.028		175	— (h)	(3)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	5.000% quarterly	06/20/13	15.843		50	6	(3)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	5.000% quarterly	06/20/13	15.843		50	6	(3)
PulteGroup, Inc., 5.250%, 01/15/14	5.000% quarterly	12/20/16	3.551		150	(11)	1
Citibank, N.A.:
Alcoa, Inc., 5.720%, 02/23/19	1.000% quarterly	03/20/17	2.803		250	20	(31)
Beazer Homes USA, Inc., 9.125%, 06/15/18	5.000% quarterly	09/20/16	7.997		50	5	(8)
Federal Republic of Germany, 6.000%, 06/20/16	0.250% quarterly	12/20/16	0.752		250	6	(9)
Federal Republic of Germany, 6.000%, 06/20/16	0.250% quarterly	12/20/16	0.752		950	22	(34)
Genworth Financial, Inc., 5.750%, 06/15/14	5.000% quarterly	09/20/16	4.161		100	(4)	(3)
Hartford Financial Services Group, Inc. (The), 4.000%, 03/30/15	1.000% quarterly	09/20/16	2.208		50	2	(2)
People’s Republic of China, 4.250%, 10/28/14	1.000% quarterly	12/20/16	1.144		150	1	(3)
People’s Republic of China, 4.250%, 10/28/14	1.000% quarterly	12/20/16	1.144		150	1	(2)
People’s Republic of China, 4.250%, 10/28/14	1.000% quarterly	12/20/16	1.144		200	1	(2)
People’s Republic of China, 4.750%, 10/29/13	1.000% quarterly	09/20/16	1.091		150	—h )	(2)
United Kingdom of Great Britain and Northern Ireland, 4.250%, 06/07/32	1.000% quarterly	09/20/16	0.599		150	(3)	2
Credit Suisse International:
People’s Republic of China, 4.750%, 10/29/13	1.000% quarterly	12/20/16	1.144		100	— (h)	(3)
People’s Republic of China, 4.750%, 10/29/13	1.000% quarterly	12/20/16	1.144		150	1	(5)
People’s Republic of China, 4.750%, 10/29/13	1.000% quarterly	12/20/16	1.144		150	1	(4)
Deutsche Bank AG, New York:
Ally Financial, Inc., 8.300%, 02/12/15	5.000% quarterly	12/20/13	3.327		50	(2)	(2)
Beazer Homes USA, Inc., 9.125%, 06/15/18	5.000% quarterly	09/20/16	7.997		50	5	(17)
Hartford Financial Services Group, Inc. (The), 4.000%, 03/30/15	1.000% quarterly	09/20/16	2.208		50	2	(2)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	5.000% quarterly	06/20/13	15.843		50	6	(5)
People’s Republic of China, 4.750%, 10/29/13	1.000% quarterly	12/20/16	1.144		100	— (h)	(2)
People’s Republic of China, 4.750%, 10/29/13	1.000% quarterly	12/20/16	1.144		150	1	(2)
PulteGroup, Inc., 5.250%, 01/15/14	5.000% quarterly	12/20/16	3.551		50	(4)	1
United States of America, 0.000%, 08/15/16	0.250% quarterly	09/20/16	0.326	EUR	150	1	(3)
Morgan Stanley Capital Services:
Beazer Homes USA, Inc., 9.125%, 06/15/18	5.000% quarterly	09/20/13	5.270		25	— (h)	(1)
Gannett Co., Inc., 6.375%, 04/01/12	5.000% quarterly	06/20/16	2.403		50	(6)	5
Nordstorm., Inc, 6.950%, 03/15/28	1.000% quarterly	03/20/17	0.788		50	— (h)	— (h)
Royal Bank of Scotland:
People’s Republic of China, 4.750%, 10/29/13	1.000% quarterly	12/20/16	1.144		50	— (h)	(2)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	95

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Union Bank of Switzerland AG:
Ally Financial, Inc., 8.300%, 02/12/15	5.000% quarterly	03/20/14	3.415%	$50	$(2)	$(2)
Beazer Homes USA, Inc., 9.125%, 06/15/18	5.000% quarterly	09/20/16	7.997	50	5	(17)
Federal Republic of Germany, 6.000%, 06/20/16	0.250% quarterly	12/20/16	0.752	650	15	(23)
Federative Republic of Brazil, 12.250%, 03/06/30	1.000% quarterly	03/20/17	1.402	310	5	(10)
Gannett Co., Inc., 6.375%, 04/01/12	5.000% quarterly	06/20/16	2.403	100	(12)	10
Gannett Co., Inc., 6.375%, 04/01/12	5.000% quarterly	06/20/16	2.403	120	(14)	12
Goodrich Corp., 6.290%, 07/01/16	1.000% quarterly	03/20/17	0.147	60	(3)	3
Hartford Financial Services Group, Inc. (The), 4.000%, 03/30/15	1.000% quarterly	09/20/16	2.208	50	2	(4)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	5.000% quarterly	06/20/13	15.843	50	6	(3)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	5.000% quarterly	06/20/13	15.843	100	12	(8)
Limited Brands, Inc., 6.900%, 07/15/17	1.000% quarterly	03/20/17	1.775	350	12	(18)
Lincoln National Corp., 6.200%, 12/15/11	1.000% quarterly	09/20/16	2.170	125	6	(4)
Nordstorm., Inc, 6.950%, 03/15/28	1.000% quarterly	03/20/17	0.788	50	— (h)	— (h)
United Kingdom of Great Britain and Northern Ireland, 4.250%, 06/07/32	1.000% quarterly	09/20/16	0.599	150	(3)	2
United Mexican States, 5.950%, 03/19/19	1.000% quarterly	03/20/17	1.357	620	9	(16)
United Mexican States, 5.950%, 03/19/19	1.000% quarterly	03/20/17	1.357	650	10	(17)
United States of America, 0.000%, 08/15/16	0.250% quarterly	09/20/16	0.326	EUR 250	1	(6)

					$71	$(258)

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Bank of America:
MCDX.NA.17.1	1.000% quarterly	12/20/16	1.640%	$300	$7	$(11)
Barclays Bank plc:
CDX.EM.16	5.000% quarterly	12/20/16	2.491	150	(18)	15
CDX.EM.16	5.000% quarterly	12/20/16	2.491	1,250	(151)	98
CMBX.NA.AA.3	0.270% monthly	12/13/49	4.431	260	147	(148)
Citibank, N.A.:
CMBX.NA.BBB.4	5.000% monthly	02/17/51	42.786	180	124	(153)
CMBX.NA.BBB.4	5.000% monthly	02/17/51	42.786	210	145	(168)
MCDX.NA.17.1	1.000% quarterly	12/20/16	1.640	300	7	(11)
Credit Suisse International:
CDX.NA.IG.9	0.800% quarterly	12/20/17	1.139	150	2	(4)
CDX.NA.IG.9	0.800% quarterly	12/20/17	1.139	600	10	(17)
CMBX.NA.BBB.5	5.000% monthly	02/15/51	45.535	180	133	(153)
Deutsche Bank AG, New York:
CMBX.NA.AA.2	0.150% monthly	03/15/49	2.087	130	45	(53)
Morgan Stanley Capital Services:
CDX.EM.16	5.000% quarterly	12/20/16	2.491	150	(18)	9
CDX.EM.16	5.000% quarterly	12/20/16	2.491	150	(18)	11
CDX.EM.16	5.000% quarterly	12/20/16	2.491	150	(18)	11
CDX.NA.IG.9	0.800% quarterly	12/20/17	1.139	250	4	(6)
CDX.NA.IG.9	0.800% quarterly	12/20/17	1.139	350	6	(16)
CMBX.NA.AA.2	0.150% monthly	03/15/49	2.087	140	49	(75)
CMBX.NA.AA.2	0.150% monthly	03/15/49	2.087	260	90	(103)
CMBX.NA.AA.3	0.270% monthly	12/13/49	4.431	140	79	(81)

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
CMBX.NA.AJ.2	1.090% monthly	03/15/49	2.199%	$310	$61	$(39)
CMBX.NA.AM.1	0.500% monthly	10/12/52	0.834	150	11	(24)
MCDX.NA.17.1	1.000% quarterly	12/20/16	1.640	150	3	(6)
MCDX.NA.17.1	1.000% quarterly	12/20/16	1.640	250	6	(9)
Royal Bank of Scotland:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	1.545	300	42	(2099)
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	1.545	5,500	765	(1875)
CDX.NA.IG.9	0.800% quarterly	12/20/17	1.139	300	5	(14)
CDX.NA.IG.9	0.800% quarterly	12/20/17	1.139	350	6	(16)
Union Bank of Switzerland AG:
CDX.EM.16	5.000% quarterly	12/20/16	2.491	150	(18)	14
CDX.EM.16	5.000% quarterly	12/20/16	2.491	350	(42)	31
CDX.NA.IG.9	0.800% quarterly	12/20/17	1.139	300	5	(8)
CDX.NA.IG.9	0.800% quarterly	12/20/17	1.139	600	10	(19)
CDX.NA.IG.9	0.800% quarterly	12/20/17	1.139	600	10	(20)

					$1,489	$(4,939)

Credit Default Swaps — Sell Protection [2]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]		VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Bank of America:
Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	1.000% quarterly	03/20/17	1.428%		$150	$(3)	$3
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	03/20/13	4.326		100	2	(1)
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	03/20/13	4.326		100	2	(1)
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145		50	(1)	—	(h)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065		50	(13)	10
MBIA Insurance Corp., 0.000%, 10/06/10	5.000% quarterly	12/20/12	14.699		50	(3)	8
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/13	6.617		50	— (h)	—	(h)
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/14	8.570		250	(16)	4
Sears Roebuck Acceptance, 7.500%, 01/15/13	5.000% quarterly	03/20/12	11.029		50	— (h)	4
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290		50	(1)	2
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580		50	(4)	3
Barclays Bank plc:
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	06/20/13	5.887		130	— (h)	17
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	06/20/13	5.887		180	— (h)	21
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	03/20/14	6.904		130	(3)	7
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/14	8.841		50	(4)	3
Dixons Retail plc, 8.750%, 08/03/15	5.000% quarterly	06/20/12	2.653	EUR	40	1	2
Dixons Retail plc, 8.750%, 08/03/15	5.000% quarterly	06/20/12	2.653	EUR	50	1	2
Dixons Retail plc, 8.750%, 08/03/15	5.000% quarterly	09/20/12	2.653	EUR	50	2	1
Dixons Retail plc, 8.750%, 08/03/15	5.000% quarterly	06/20/13	4.470	EUR	100	2	8
Dixons Retail plc, 8.750%, 08/03/15	5.000% quarterly	06/20/13	4.470	EUR	200	4	16
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/12	1.934		30	1	—	(h)
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/12	1.934		50	2	2
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/12	1.934		130	5	—	(h)
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/12	1.934		130	5	(1)
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/13	4.081		260	7	15

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	97

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]		VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Georgia-Pacific LLC, 7.750%, 11/15/29	1.000% quarterly	12/20/16	1.270%		$90	$(1)	$5
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836		120	(2)	1
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/13	13.961		100	(8)	9
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843		50	(6)	8
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843		100	(12)	4
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843		120	(14)	2
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065		50	(13)	7
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065		50	(13)	7
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065		50	(13)	8
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065		50	(13)	13
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	3.714		50	2	3
R.R. Donnelley & Sons Co., 6.125%, 01/15/17	5.000% quarterly	03/20/17	6.463		200	(10)	15
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/12	5.122		30	— (h)	2
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	09/20/12	2.053		50	1	1
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007		50	1	3
Standard Pacific Corp., 10.750%, 09/15/16	5.000% quarterly	12/20/16	4.174		50	2	4
Standard Pacific Corp., 10.750%, 09/15/16	5.000% quarterly	12/20/16	4.174		150	7	10
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	09/20/14	7.342		60	(3)	3
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290		40	(1)	3
BNP Paribas:
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145		50	(1)	1
Level 3 Communications, Inc., 9.000%, 10/15/13	5.000% quarterly	03/20/14	3.714		100	4	6
Level 3 Communications, Inc., 9.000%, 10/15/13	5.000% quarterly	03/20/14	3.714		130	5	6
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	12/20/15	8.197		50	(4)	3
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	12/20/15	8.197		50	(4)	3
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	12/20/15	8.197		50	(4)	3
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316		40	(4)	4
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316		60	(6)	6
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316		90	(9)	7
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316		90	(9)	7
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	09/20/16	8.616		50	(6)	6
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290		40	(1)	1
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290		40	(1)	1
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580		50	(4)	3
Citibank, N.A.:
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	12/20/12	4.265		130	2	1
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	03/20/14	6.904		50	(1)	1
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	03/20/14	6.904		100	(3)	2
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	03/20/14	6.904		120	(3)	3
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	03/20/14	6.904		130	(3)	7
Dixons Retail plc, 8.750%, 08/03/15	5.000% quarterly	06/20/12	2.653	EUR	40	1	2
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/12	1.934		$50	2	2
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17	1.000% quarterly	03/20/17	1.465		250	(5)	12
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	12/20/12	7.493		130	(1)	4
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836		50	(1)	1
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836		50	(1)	1
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836		50	(1)	1
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836		130	(2)	1
Liz Claiborne, Inc., 5.000%, 07/08/13	5.000% quarterly	03/20/13	1.466		90	4	2
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811		50	(2)	2

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	03/20/15	8.822%	$50	$(5)	$2
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	03/20/15	8.822	50	(5)	2
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	03/20/15	8.822	160	(15)	6
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/12	5.122	130	1	7
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/12	5.122	130	1	8
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/12	5.122	150	1	9
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/13	7.842	130	(5)	16
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	130	4	7
SUPERVALU, Inc., 7.500%, 05/15/12	5.000% quarterly	12/20/15	8.197	130	(12)	6
Credit Suisse International:
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	12/20/12	7.493	100	(1)	3
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/13	13.961	50	(4)	3
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/13	13.961	50	(4)	4
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/13	13.961	100	(8)	6
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/12	4.208	50	1	4
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316	20	(2)	2
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316	50	(5)	4
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	50	(1)	2
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	50	(4)	3
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	50	(4)	4
Deutsche Bank AG, New York:
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	03/20/13	4.326	130	2	(1)
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	09/20/16	4.250	100	4	(4)
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	50	(1)	1
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	150	(2)	—	(h)
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	200	(3)	1
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	250	(4)	1
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	250	(4)	1
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/13	6.340	100	(1)	4
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/14	8.841	80	(6)	3
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	50	(1)	—	(h)
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	50	(1)	1
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	50	(1)	1
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	50	(1)	1
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	50	(1)	1
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	120	(2)	2
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	140	(3)	1
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	140	(3)	2
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	12/20/12	13.178	10	— (h)	2
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/13	13.961	50	(4)	6
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	2
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	6
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	7
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	7
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	7
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	8
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	8
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	8
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	100	(12)	14
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/13	17.088	50	(8)	9
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/13	17.088	50	(8)	10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	99

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/13	17.088%	$50	$(8)	$9
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	150	(33)	9
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	250	(55)	13
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	50	(13)	9
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	50	(13)	10
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/12	4.208	50	1	1
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/12	4.208	130	2	3
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/13	6.931	130	(3)	8
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/13	6.931	130	(3)	7
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	03/20/15	8.822	130	(12)	6
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/12	5.122	130	1	9
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/13	6.617	50	— (h)	—	(h)
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	06/20/14	8.570	50	(3)	2
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	130	4	11
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	180	5	8
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	230	6	13
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	250	7	13
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	270	7	14
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	03/20/14	4.163	600	16	37
Standard Pacific Corp., 10.750%, 09/15/16	5.000% quarterly	12/20/16	4.174	200	9	11
SUPERVALU, Inc., 7.500%, 05/15/12	5.000% quarterly	12/20/15	8.197	130	(12)	6
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	03/20/12	32.270	100	— (h)	4
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	40	(1)	2
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	50	(1)	3
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	50	(1)	1
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	100	(3)	2
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	50	(4)	3
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	50	(4)	4
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	50	(4)	4
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	09/20/12	20.580	50	(4)	5
Morgan Stanley Capital Services:
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	09/20/16	4.250	50	2	(1)
Boyd Gaming Corp., 6.750%, 04/15/14	5.000% quarterly	06/20/14	6.145	130	(2)	2
Caesars Entertainment Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/12	6.831	50	— (h)	2
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	06/20/13	5.887	50	— (h)	—	(h)
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	03/20/14	6.904	130	(3)	7
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	06/20/14	7.991	130	(7)	5
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/14	8.841	80	(6)	3
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/14	8.841	80	(6)	3
Cooper Tire & Rubber Co., 7.625%, 03/15/27	5.000% quarterly	12/20/16	4.459	50	2	1
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	20	— (h)	—	(h)
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	30	— (h)	—	(h)
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	50	(1)	—	(h)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/12	11.666	50	(1)	3

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	12/20/12	13.178%	$20	$(1)	$3
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/13	13.961	50	(4)	3
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/12	4.208	50	1	—	(h)
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/12	4.208	50	1	—	(h)
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/13	6.931	200	(5)	10
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	50	(2)	2
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	50	(2)	2
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	110	(5)	—	(h)
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/12	5.122	10	— (h)	6
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/13	7.842	130	(5)	17
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316	30	(3)	3
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316	130	(13)	11
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	03/20/12	32.270	100	— (h)	2
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	03/20/12	32.270	130	(1)	19
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	100	(3)	2
Royal Bank of Scotland:
Caesars Entertainment Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	12/20/12	7.493	50	— (h)	4
Caesars Entertainment Operating Co., Inc., 5.625%, 12/15/13	5.000% quarterly	03/20/13	7.836	70	(1)	1
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	40	(1)	1
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	50	(1)	—	(h)
Harrah’s Operating Co., Inc., 5.625%, 06/01/15	5.000% quarterly	03/20/13	7.836	50	(1)	—	(h)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/12	11.666	50	(1)	9
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/13	13.961	10	(1)	2
Union Bank of Switzerland AG:
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	03/20/13	4.326	50	1	—	(h)
Block Financial LLC, 5.125%, 10/30/14	5.000% quarterly	12/20/16	4.254	600	24	(2)
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/14	8.841	100	(8)	10
Clear Channel Communications, Inc., 6.875%, 06/15/18	5.000% quarterly	09/20/14	8.841	150	(12)	6
Cooper Tire & Rubber Co., 7.625%, 03/15/27	5.000% quarterly	12/20/16	4.459	100	3	6
Cooper Tire & Rubber Co., 7.625%, 03/15/27	5.000% quarterly	12/20/16	4.459	100	3	7
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/12	1.934	130	5	2
First Data Corp., 9.875%, 09/24/15	5.000% quarterly	12/20/12	1.934	500	17	5
Gannett Co., Inc., 6.375%, 04/01/12*	5.000% quarterly	06/20/14	1.397	200	18	(21)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/12	11.666	50	(1)	6
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	09/20/12	11.666	50	(1)	7
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	12/20/12	13.178	50	(3)	11
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	12/20/12	13.178	50	(3)	13
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	12/20/12	13.178	50	(3)	7
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/13	15.843	50	(6)	8
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	50	(11)	2
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	50	(11)	2
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	50	(11)	5
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	50	(11)	5
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	80	(18)	4
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	80	(18)	8
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	80	(18)	9
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	03/20/14	18.611	200	(44)	8
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	50	(13)	7
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17*	5.000% quarterly	06/20/14	19.065	100	(25)	16

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	101

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Lennar Corp., 6.500%, 04/15/16	5.000% quarterly	06/20/13	1.359%	$210	$12	$(16)
Level 3 Communications, Inc., 9.000%, 10/15/13	5.000% quarterly	03/20/14	3.714	100	4	5
Liz Claiborne, Inc., 5.000%, 07/08/13	5.000% quarterly	03/20/13	1.466	100	5	2
MBIA Insurance Corp., 0.000%, 10/06/10	5.000% quarterly	12/20/12	14.699	10	(1)	1
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	12/20/12	4.208	50	1	1
McClatchy Co. (The), 5.750%, 09/01/17	5.000% quarterly	06/20/14	7.811	100	(5)	3
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/12	5.122	130	1	7
Realogy Corp., 10.500%, 04/15/14	5.000% quarterly	12/20/13	7.842	130	(5)	17
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	50	1	2
Rite Aid Corp., 7.700%, 02/15/27	5.000% quarterly	12/20/13	4.007	130	4	7
Sears Roebuck Acceptance, 7.500%, 01/15/13	5.000% quarterly	03/20/12	11.029	50	— (h)	1
SUPERVALU, Inc., 7.500%, 05/15/12	5.000% quarterly	12/20/15	8.197	130	(12)	6
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	12/20/15	8.197	130	(12)	5
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	12/20/15	8.197	130	(12)	7
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	12/20/15	8.197	130	(12)	8
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	12/20/15	8.197	310	(28)	17
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316	50	(5)	5
SUPERVALU, Inc., 8.000%, 05/01/16	5.000% quarterly	03/20/16	8.316	180	(18)	14
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	03/20/12	32.270	50	— (h)	5
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	5.000% quarterly	06/20/12	18.290	40	(1)	1

					$(761)	$1,117

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Barclays Bank plc:
CMBX.NA.A.3	0.620% monthly	12/13/49	8.229	$260	$(186)	$181
Citibank, N.A.:
CMBX.NA.A.2	0.250% monthly	03/15/49	3.667	280	(141)	132
CMBX.NA.AJ.4	0.960% monthly	02/17/51	2.954	350	(114)	113
Credit Suisse International:
CMBX.NA.AM.2	0.500% monthly	03/15/49	1.079	100	(12)	20
CMBX.NA.AM.2	0.500% monthly	03/15/49	1.079	175	(21)	30
Deutsche Bank AG, New York:
CDX.NA.HY.8.20	2.750% quarterly	06/20/12	39.161	25	(1)	8
CDX.NA.HY.8.20	2.750% quarterly	06/20/12	39.161	50	(3)	17
CMBX.NA.A.2.1	0.250% monthly	03/15/49	3.667	260	(131)	131
Morgan Stanley Capital Services:
CMBX.NA.A.2.1	0.250% monthly	03/15/49	3.667	260	(131)	131
CMBX.NA.A.3.1	0.620% monthly	12/13/49	8.229	140	(100)	98
CMBX.NA.AM.4	0.500% monthly	02/17/51	1.414	150	(27)	49
Royal Bank of Scotland:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	7.285	10,200	(6,221)	6,127
Union Bank of Switzerland AG:
CDX.NA.HY.8.6	0.000% quarterly	06/20/12	39.161	75	(4)	4
CDX.NA.IG.17	1.000% quarterly	12/20/16	0.929	650	3	11
CMBX.NA.AM.2	0.500% monthly	03/15/49	1.079	75	(9)	16

					$(7,098)	$7,068

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay any upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.
[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).
*	The Fund has purchased credit default swaps with identical underlying reference obligations; net amounts received by the Fund from settlement of purchased protection may offset potential amounts paid at a credit event for protection sold.

Return Swaps

SWAP COUNTERPARTY REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America:
IOS Index 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	$350	$(3)
IOS Index 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	450	(3)
Citibank, N.A.:
IOS Index 6.5% 30 year Fannie Mae Pools	6.500% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/38	2,200	(4)
IOS Index 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	429	(3)
IOS Index 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	656	(5)
IOS Index 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	700	(5)
IOS Index 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	1,000	(7)
IOS Index 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	1,500	(11)
IOS Index 5% 30 year Fannie Mae Pools	5.000% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/41	1,575	(12)
Credit Suisse International:
IOS Index 6.5% 30 year Fannie Mae Pools	6.500% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/38	2,300	(4)
Royal Bank of Scotland:
IOS Index 6.5% 30 year Fannie Mae Pools	6.500% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/38	2,300	(4)
IOS Index 6.5% 30 year Fannie Mae Pools	6.500% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	01/12/38	2,300	(4)

					$(65)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	103

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

Interest Rate Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America	1.393% semi-anually	3 month LIBOR semi-anually	10/27/16	$266	$(6)
Bank of America	2.138% semi-anually	3 month LIBOR semi-anually	02/23/22	174	(1)
Bank of America	1.170% semi-anually	3 month LIBOR semi-anually	02/28/17	2,031	(5)
Bank of America	2.336% semi-anually	3 month LIBOR semi-anually	10/17/21	653	(24)
Barclays Bank plc	1.299% semi-anually	3 month LIBOR semi-anually	11/02/16	634	(10)
Barclays Bank plc	2.043% semi-anually	3 month LIBOR semi-anually	01/23/22	708	— (h)
Barclays Bank plc	2.314% semi-anually	3 month LIBOR semi-anually	11/02/21	348	(12)
Barclays Bank plc	2.426% semi-anually	3 month LIBOR semi-anually	08/30/21	300	(11)
Credit Suisse International	3 month LIBOR quarterly	0.911% quarterly	03/03/15	10,209	(4)
Deutsche Bank AG, New York	1.130% semi-anually	3 month LIBOR semi-anually	02/19/17	1,349	(1)
Deutsche Bank AG, New York	1.195% semi-anually	3 month LIBOR semi-anually	01/11/17	2,020	(11)
Deutsche Bank AG, New York	2.025% semi-anually	3 month LIBOR semi-anually	02/28/22	1,093	8
Deutsche Bank AG, New York	3 month LIBOR quarterly	1.120% quarterly	02/28/17	1,041	— (h)
Deutsche Bank AG, New York	3 month LIBOR quarterly	2.623% quarterly	02/19/42	302	(10)
Deutsche Bank AG, New York	3 month LIBOR quarterly	2.750% quarterly	02/28/42	239	(2)
Morgan Stanley Capital Services	2.020% semi-anually	3 month LIBOR semi-anually	03/02/22	174	—
Royal Bank of Scotland	2.093% semi-anually	3 month LIBOR semi-anually	01/27/22	711	(3)

					$(92)

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

J.P. Morgan Income Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AS OF FEBRUARY 29, 2012

ABX	— Asset-Backed Securities Index
ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CDX	— Credit Default Swap Index
CHF	— Swiss Franc
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of February 29, 2012. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CLP	— Chilean Peso
CMBX	— Commercial Mortgage-Backed Securities Index
CMO	— Collateralized Mortgage Obligation
CNY	— China Yuan
COP	— Colombian Peso
CZK	— Czech Republic Koruna
DIP	— Debtor-in-Possession
DOP	— Dominican Peso
EDA	— Economic Development Authority
ETF	— Exchange Traded Fund
EUR	— Euro
GBP	— British Pound
GO	— General Obligation
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 29, 2012. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
KRW	— Korean Won
LIBOR	— London Interbank Offered Rate
MCDX	— Municipal Bond Credit Default Swap Index
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peru Nuevo Sol
PIK	— Payment-in-Kind
PLN	— Polish Zloty
Reg. S.

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue
RUB	— Russian Ruble
SGD	— Singapore Dollar
SPDR	— Standard & Poor’s Depository Receipts
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of February 29, 2012.
TBA	— To Be Announced

THB	— Thai Baht
TRY	— New Turkish Lira
USD	— United States Dollar
UYU	— Uruguayan Peso
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 29, 2012.
ZAR	— South African Rand
(~)

—  Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees,with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

†	— The following approximates the value of investments restricted as collateral for swaps to various brokers (amounts in thousands):

	Fund	Value
	Credit Opportunities Fund	$1,670
	Emerging Markets Debt Fund	310
	Strategic Income Opportunities Fund	442,300
	Total Return Fund	10,110
††	— Non-deliverable forward. See Note 2.E.(3). in the Notes to Financial Statements.

^	— All or a portion of the security is unsettled as of February 29, 2012. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of February 29, 2012.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	105

J.P. Morgan Income Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AS OF FEBRUARY 29, 2012 (continued)

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	Emerging Markets Debt Fund	$7,440	1.2%
	Multi-Sector Income Fund	114	0.0	(g)
	Strategic Income Opportunities Fund	175,183	1.3
	Total Return Fund	1,113	0.3

(g)	— Amount rounds to less than 0.1%.
(h)	— Amounts rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as margins for future contracts.

(l)	— The rate shown is the current yield as of February 29, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 29, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	107

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2012

(Amounts in thousands, except per share amounts)

	Credit Opportunities Fund		Emerging Markets Debt Fund	Multi-Sector Income Fund
ASSETS:
Investments in non-affiliates, at value	$88,826		$594,437	$749,474
Investments in affiliates, at value	23,493		19,855	26,694
Investments in affiliates — restricted, at value	1,670		310	—

Total investment securities, at value	113,989		614,602	776,168
Cash	—	(a)	—	90
Foreign currency, at value	46		78	500
Deposits at broker for futures contracts	—		—	2,809
Receivables:
Investment securities sold	192		11,548	6,629
Fund shares sold	—		1,878	1,894
Interest and dividends from non-affiliates	1,178		10,764	11,562
Interest and dividends from affiliates	2		2	1
Variation margin on futures contracts	—		149	643
Unrealized appreciation on forward foreign currency exchange contracts	—		5,659	3,489
Outstanding swap contracts, at value	77		209	415
Due from Advisor	39		—	—

Total Assets	115,523		644,889	804,200

LIABILITIES:
Payables:
Due to custodian	—		55	—
Dividends	271		—	2,424
Investment securities purchased	756		17,573	19,168
Investment securities purchased — delayed delivery securities	—		—	66,667
Fund shares redeemed	3		527	452
Unrealized depreciation on forward foreign currency exchange contracts	—		5,081	6,814
Outstanding options written, at fair value	—		305	—
Outstanding swap contracts, at value	612		492	235
Accrued liabilities:
Investment advisory fees	—		329	200
Administration fees	—		2	—	(a)
Shareholder servicing fees	18		47	122
Distribution fees	—	(a)	19	—	(a)
Custodian and accounting fees	25		20	19
Collateral management fees	3		2	—
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2	—	(a)
Other	74		92	91

Total Liabilities	1,762		24,546	96,192

Net Assets	$113,761		$620,343	$708,008

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Credit Opportunities Fund	Emerging Markets Debt Fund	Multi-Sector Income Fund
NET ASSETS:
Paid-in-Capital	$112,434	$651,453	$695,370
Accumulated undistributed (distributions in excess of) net investment income	173	5,435	5,151
Accumulated net realized gains (losses)	(1,252)	(70,610)	(7,436)
Net unrealized appreciation (depreciation)	2,406	34,065	14,923

Total Net Assets	$113,761	$620,343	$708,008

Net Assets:
Class A	$1,149	$60,961	$1,315
Class C	65	13,037	288
Class R2	53	—	53
Class R5	53	317,075	53
Class R6	53	—	69,505
Select Class	112,388	229,270	636,794

Total	$113,761	$620,343	$708,008

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	113	7,198	129
Class C	6	1,542	28
Class R2	5	—	5
Class R5	5	37,349	5
Class R6	5	—	6,821
Select Class	11,033	27,037	62,489

Net Asset Value: (b)
Class A — Redemption price per share	$10.18	$8.47	$10.19
Class C — Offering price per share (c)	10.18	8.46	10.18
Class R2 — Offering and redemption price per share	10.19	—	10.19
Class R5 — Offering and redemption price per share	10.19	8.49	10.19
Class R6 — Offering and redemption price per share	10.19	—	10.19
Select Class — Offering and redemption price per share	10.19	8.48	10.19
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.58	$8.80	$10.59

Cost of investments in non-affiliates	$86,344	$560,425	$731,425
Cost of investments in affiliates	23,493	19,855	26,694
Cost of investments in affiliates — restricted	1,670	310	—
Cost of foreign currency	48	77	499
Premiums paid on swaps	35	695	520
Premiums received on swaps	496	477	383
Premiums received from options written	—	250	—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	109

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Real Return Fund		Strategic Income Opportunities Fund	Total Return Fund
ASSETS:
Investments in non-affiliates, at value	$155,300		$7,332,992	$270,731
Investments in affiliates, at value	594		5,589,621	55,614
Investments in affiliates — restricted, at value	—		442,300	10,110

Total investment securities, at value	155,894		13,364,913	336,455
Cash	—		15,032	—
Restricted cash	—		11,870	—
Foreign currency, at value	—		2,569	—	(a)
Receivables:
Investment securities sold	2,614		85,676	248
Investment securities sold — delayed delivery securities	—		3,203,961	46,161
Fund shares sold	4,207		35,368	349
Interest and dividends from non-affiliates	388		97,052	1,869
Interest and dividends from affiliates	—	(a)	888	9
Variation margin on futures contracts	19		3,966	—
Unrealized appreciation on forward foreign currency exchange contracts	—		2,753	26
Outstanding swap contracts, at value	—		98,098	2,202
Due from Advisor	—		—	11
Other assets (See Note 8)	5		—	77

Total Assets	163,127		16,922,146	387,407

LIABILITIES:
Payables:
Due to custodian	—		—	11
Dividends	—		18,362	705
TBA short commitment, at value	—		748,770	6,037
Investment securities purchased	5,834		168,616	1,380
Investment securities purchased — delayed delivery securities	—		2,660,542	118,737
Fund shares redeemed	254		25,089	203
Variation margin on futures contracts	—		—	25
Unrealized depreciation on forward foreign currency exchange contracts	—		6,272	13
Outstanding options written, at fair value	—		2,476	24
Outstanding swap contracts, at value	—		232,453	8,658
Accrued liabilities:
Investment advisory fees	42		3,164	—
Administration fees	6		—	—	(a)
Shareholder servicing fees	7		2,048	29
Distribution fees	39		1,146	3
Custodian and accounting fees	10		181	81
Collateral management fees	—		19	3
Trustees’ and Chief Compliance Officer’s fees	1		4	2
Other	56		1,077	146	(b)

Total Liabilities	6,249		3,870,219	136,057

Net Assets	$156,878		$13,051,927	$251,350

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Real Return Fund	Strategic Income Opportunities Fund	Total Return Fund
NET ASSETS:
Paid-in-Capital	$139,432	$13,147,388	$244,491
Accumulated undistributed (distributions in excess of) net investment income	(439)	20,089	234
Accumulated net realized gains (losses)	1,664	(236,481)	(553)
Net unrealized appreciation (depreciation)	16,221	120,931	7,178

Total Net Assets	$156,878	$13,051,927	$251,350

Net Assets:
Class A	$42,914	$2,209,265	$5,119
Class C	51,438	1,169,989	4,234
Class R5	—	124,274	69
Institutional Class	57,378	—	—
Select Class	5,148	9,548,399	241,928

Total	$156,878	$13,051,927	$251,350

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,039	191,595	507
Class C	4,896	101,551	420
Class R5	—	10,748	7
Institutional Class	5,352	—	—
Select Class	481	826,162	23,939

Net Asset Value: (c)
Class A — Redemption price per share	$10.63	$11.53	$10.09
Class C — Offering price per share (d)	10.51	11.52	10.08
Class R5 — Offering and redemption price per share	—	11.56	10.10
Institutional Class — Offering and redemption price per share	10.72	—	—
Select Class — Offering and redemption price per share	10.70	11.56	10.11
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.04	$11.98	$10.48

Cost of investments in non-affiliates	$139,043	$7,183,286	$259,982
Cost of investments in affiliates	594	5,589,621	55,614
Cost of investments in affiliates — restricted	—	442,300	10,110
Cost of foreign currency	—	2,543	— (a)
Proceeds from short TBAs	—	749,200	6,040
Premiums paid on swaps	—	117,129	5,482
Premiums received on swaps	—	224,987	8,470
Premiums received from options written	—	2,649	24

(a)	Amount rounds to less than $1,000.
(b)	See Note 8.
(c)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(d)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	111

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2012

(Amounts in thousands)

	Credit Opportunities Fund		Emerging Markets Debt Fund	Multi-Sector Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,636		$34,898	$18,234
Interest income from affiliates	1		4	2
Dividend income from non-affiliates	1		—	—
Dividend income from affiliates	16		15	68
Foreign taxes withheld	—	(a)	—	(40)

Total investment income	2,654		34,917	18,264

EXPENSES:
Investment advisory fees	275		3,637	1,800
Administration fees	61		458	353
Distribution fees:
Class A	2		153	1
Class C	—	(a)	76	1
Class R2	—	(a)	—	— (a)
Shareholder servicing fees:
Class A	2		153	1
Class C	—	(a)	25	— (a)
Class R2	—	(a)	—	— (a)
Class R5	—	(a)	116	— (a)
Select Class	170		538	982
Custodian and accounting fees	148		110	98
Collateral management fees	15		11	—
Interest expense to affiliates	—		— (a)	1
Professional fees	127		91	94
Trustees’ and Chief Compliance Officer’s fees	1		3	3
Printing and mailing costs	31		25	26
Registration and filing fees	156		50	148
Transfer agent fees	8		278	16
Other	10		14	15

Total expenses	1,006		5,738	3,539

Less amounts waived	(349)		(817)	(633)
Less earnings credits	—		— (a)	(1)
Less expense reimbursements	(215)		—	(75)

Net expenses	442		4,921	2,830

Net investment income (loss)	2,212		29,996	15,434

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(251)		(1,642)	2,530
Futures	—		254	(6,042)
Foreign currency transactions	—	(a)	1,343	4,310
Options written	—		—	1
Swaps	(703)		1,835	(3,225)

Net realized gain (loss)	(954)		1,790	(2,426)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,445		35,004	17,576
Futures	—		23	183
Foreign currency translations	(2)		850	(3,061)
Options Written	—		(55)	—
Swaps	(184)		(243)	43

Change in net unrealized appreciation (depreciation)	2,259		35,579	14,741

Net realized/unrealized gains (losses)	1,305		37,369	12,315

Change in net assets resulting from operations	$3,517		$67,365	$27,749

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Real Return Fund	Strategic Income Opportunities Fund	Total Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,120	$462,097	$11,471
Interest income from affiliates	1	262	7
Dividend income from non-affiliates	—	5,831	—
Dividend income from affiliates	1	7,218	63

Total investment income	4,122	475,408	11,541

EXPENSES:
Investment advisory fees	432	62,837	833
Administration fees	109	12,322	245
Distribution fees:
Class A	85	6,432	10
Class C	328	9,269	18
Shareholder servicing fees:
Class A	85	6,432	10
Class C	109	3,090	6
Class R5	—	38	— (a)
Institutional Class	39	—	—
Select Class	16	25,198	678
Custodian and accounting fees	32	1,081	426
Collateral management fees	— (a)	88	18
Interest expense to affiliates	—	5	—
Professional fees	62	349	78
Trustees’ and Chief Compliance Officer’s fees	1	107	2
Printing and mailing costs	18	860	4
Registration and filing fees	40	369	54
Transfer agent fees	73	4,144	15
Other	7	131	14

Total expenses	1,436	132,752	2,411

Less amounts waived	(338)	(29,703)	(724)
Less earnings credits	—	(2)	—
Less expense reimbursements	—	—	(1)

Net expenses	1,098	103,047	1,686

Net investment income (loss)	3,024	372,361	9,855

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,405	41,905	11,730
Futures	(44)	(59,771)	2,981
Foreign currency transactions	—	5,032	3
Options written	—	4,896	85
Swaps	98	(50,468)	(659)

Net realized gain (loss)	4,459	(58,406)	14,140

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	7,444	(191,873)	(3,192)
Futures	(13)	1,557	(126)
Foreign currency translations	(2)	(983)	14
Options Written	—	(2,529)	(75)
Swaps	(52)	(148,397)	(1,965)
Unfunded commitments	—	(1)	—

Change in net unrealized appreciation (depreciation)	7,377	(342,226)	(5,344)

Net realized/unrealized gains (losses)	11,836	(400,632)	8,796

Change in net assets resulting from operations	$14,860	$(28,271)	$18,651

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	113

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Credit Opportunities Fund			Emerging Markets Debt Fund
	Year Ended 2/29/2012	Period Ended 2/28/2011 (a)		Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,212	$74		$29,996	$16,677
Net realized gain (loss)	(954)	18		1,790	8,496
Change in net unrealized appreciation (depreciation)	2,259	147		35,579	(6,307)

Change in net assets resulting from operations	3,517	239		67,365	18,866

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(22)	(1)		(3,462)	(2,261)
From net realized gains	(3)	—		—	—
Class C
From net investment income	(2)	—	(b)	(535)	(442)
From net realized gains	— (b)	—		—	—
Class R2
From net investment income	(1)	—	(b)	—	—
From net realized gains	— (b)	—		—	—
Class R5
From net investment income	(2)	—	(b)	(13,869)	(6,111)
From net realized gains	— (b)	—		—	—
Class R6
From net investment income	(2)	—	(b)	—	—
From net realized gains	— (b)	—		—	—
Select Class
From net investment income	(2,160)	(70)		(12,647)	(7,936)
From net realized gains	(166)	—		—	—

Total distributions to shareholders	(2,358)	(71)		(30,513)	(16,750)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	102,105	10,329		116,807	277,396

NET ASSETS:
Change in net assets	103,264	10,497		153,659	279,512
Beginning of period	10,497	—		466,684	187,172

End of period	$113,761	$10,497		$620,343	$466,684

Accumulated undistributed (distributions in excess of) net investment income	$173	$3		$5,435	$1,523

(a)	Commencement of operations was December 1, 2010.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Multi-Sector Income Fund			Real Return Fund
	Year Ended 2/29/2012	Period Ended 2/28/2011 (a)		Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$15,434	$203		$3,024	$3,645
Net realized gain (loss)	(2,426)	(87)		4,459	3,799
Change in net unrealized appreciation (depreciation)	14,741	182		7,377	3,426

Change in net assets resulting from operations	27,749	298		14,860	10,870

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	—		—	—
From net investment income	(8)	—	(c)	(1,030)	(755)
Class C
From net investment income	(4)	—	(c)	(1,225)	(803)
Class R2
From net investment income	(1)	—	(c)	—	—
Class R5
From net investment income	(2)	—	(c)	—	—
Class R6 (b)
From net investment income	(424)	—		—	—
Institutional Class
From net investment income	—	—		(1,215)	(935)
Select Class
From net investment income	(14,797)	(173)		(96)	(1,135)

Total distributions to shareholders	(15,236)	(173)		(3,566)	(3,628)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	605,564	89,806		10,660	(46,891)

NET ASSETS:
Change in net assets	618,077	89,931		21,954	(39,649)
Beginning of period	89,931	—		134,924	174,573

End of period	$708,008	$89,931		$156,878	$134,924

Accumulated undistributed (distributions in excess of) net investment income	$5,151	$2		$(439)	$15

(a)	Commencement of operations was December 1, 2010.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Multi-Sector Income Fund.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	115

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Income Opportunities Fund		Total Return Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$372,361	$295,961	$9,855	$16,047
Net realized gain (loss)	(58,406)	37,599	14,140	12,584
Change in net unrealized appreciation (depreciation)	(342,226)	341,399	(5,344)	4,649

Change in net assets resulting from operations	(28,271)	674,959	18,651	33,280

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(64,560)	(52,601)	(135)	(109)
From net realized gains	(35,378)	(1,921)	(284)	(322)
Class C
From net investment income	(25,349)	(20,585)	(71)	(42)
From net realized gains	(17,678)	(937)	(166)	(92)
Class R5
From net investment income	(2,562)	(17)	(3)	(3)
From net realized gains	(1,762)	— (a)	(4)	(3)
Select Class
From net investment income	(279,330)	(219,138)	(9,634)	(15,478)
From net realized gains	(140,910)	(7,481)	(15,317)	(16,099)

Total distributions to shareholders	(567,529)	(302,680)	(25,614)	(32,148)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	636,511	5,387,638	(46,655)	(53,012)

NET ASSETS:
Change in net assets	40,711	5,759,917	(53,618)	(51,880)
Beginning of period	13,011,216	7,251,299	304,968	356,848

End of period	$13,051,927	$13,011,216	$251,350	$304,968

Accumulated undistributed (distributions in excess of) net investment income	$20,089	$2,935	$234	$35

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Credit Opportunities Fund			Emerging Markets Debt Fund
	Year Ended 2/29/2012	Period Ended 2/28/2011 (a)		Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,558	$74		$30,554	$69,806
Dividends and distributions reinvested	24	—	(b)	3,371	2,181
Cost of shares redeemed	(511)	(1)		(48,859)	(19,533)
Redemption fees	—	—		1	3

Change in net assets from Class A capital transactions	$1,071	$73		$(14,933)	$52,457

Class C
Proceeds from shares issued	$99	$50		$6,194	$8,111
Dividends and distributions reinvested	2	—	(b)	436	366
Cost of shares redeemed	(87)	—		(2,858)	(5,670)
Redemption fees	—	—		— (b)	1

Change in net assets from Class C capital transactions	$14	$50		$3,772	$2,808

Class R2
Proceeds from shares issued	$—	$50		$—	$—
Dividends and distributions reinvested	1	—	(b)	—	—

Change in net assets from Class R2 capital transactions	$1	$50		$—	$—

Class R5
Proceeds from shares issued	$—	$50		$121,555	$126,753
Dividends and distributions reinvested	2	—	(b)	13,870	6,073
Cost of shares redeemed	—	—		(17,879)	(6,897)
Redemption fees	—	—		2	6

Change in net assets from Class R5 capital transactions	$2	$50		$117,548	$125,935

Class R6
Proceeds from shares issued	$—	$50		$—	$—
Dividends and distributions reinvested	2	1		—	—

Change in net assets from Class R6 capital transactions	$2	$51		$—	$—

Select Class
Proceeds from shares issued	$119,535	$9,997		$32,265	$132,892
Dividends and distributions reinvested	223	70		2,916	2,249
Cost of shares redeemed	(18,743)	(12)		(24,763)	(38,953)
Redemption fees	—	—		2	8

Change in net assets from Select Class capital transactions	$101,015	$10,055		$10,420	$96,196

Total change in net assets from capital transactions	$102,105	$10,329		$116,807	$277,396

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	117

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Credit Opportunities Fund				Emerging Markets Debt Fund
	Year Ended 2/29/2012		Period Ended 2/28/2011 (a)		Year Ended 2/29/2012	Year Ended 2/28/2011
SHARE TRANSACTIONS:
Class A
Issued	154		7		3,751	8,593
Reinvested	3		—	(b)	418	273
Redeemed	(51)		—	(b)	(6,011)	(2,441)

Change in Class A Shares	106		7		(1,842)	6,425

Class C
Issued	10		5		756	1,010
Reinvested	—	(b)	—	(b)	54	46
Redeemed	(9)		—		(351)	(711)

Change in Class C Shares	1		5		459	345

Class R2
Issued	—		5		—	—
Reinvested	—	(b)	—	(b)	—	—

Change in Class R2 Shares	—	(b)	5		—	—

Class R5
Issued	—		5		14,951	15,707
Reinvested	—	(b)	—	(b)	1,716	761
Redeemed	—		—		(2,176)	(856)

Change in Class R5 Shares	—	(b)	5		14,491	15,612

Class R6
Issued	—		5		—	—
Reinvested	—	(b)	—	(b)	—	—

Change in Class R6 Shares	—	(b)	5		—	—

Select Class
Issued	11,856		1,000		3,961	16,276
Reinvested	22		7		361	283
Redeemed	(1,851)		(1)		(3,046)	(5,007)

Change in Select Class Shares	10,027		1,006		1,276	11,552

(a)	Commencement of operations was December 1, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Multi-Sector Income Fund			Real Return Fund
	Year Ended 2/29/2012	Period Ended 2/28/2011 (a)		Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,263	$50		$20,278	$15,013
Dividends and distributions reinvested	8	—	(c)	899	646
Cost of shares redeemed	(31)	—		(10,719)	(19,951)

Change in net assets from Class A capital transactions	$1,240	$50		$10,458	$(4,292)

Class C
Proceeds from shares issued	$254	$52		$21,428	$22,008
Dividends and distributions reinvested	4	—	(c)	1,071	685
Cost of shares redeemed	(26)	—		(15,825)	(28,326)

Change in net assets from Class C capital transactions	$232	$52		$6,674	$(5,633)

Class R2
Proceeds from shares issued	$—	$50		$—	$—
Dividends and distributions reinvested	1	—	(c)	—	—

Change in net assets from Class R2 capital transactions	$1	$50		$—	$—

Class R5
Proceeds from shares issued	$—	$50		$—	$—
Dividends and distributions reinvested	2	—	(c)	—	—

Change in net assets from Class R5 capital transactions	$2	$50		$—	$—

Class R6 (b)
Proceeds from shares issued	$68,573	$—		$—	$—
Dividends and distributions reinvested	1	—		—	—

Change in net assets from Class R6 capital transactions	$68,574	$—		$—	$—

Institutional Class
Proceeds from shares issued	$—	$—		$26,463	$14,674
Dividends and distributions reinvested	—	—		1,215	935
Cost of shares redeemed	—	—		(566)	(27,818)

Change in net assets from Institutional Class capital transactions	$—	$—		$27,112	$(12,209)

Select Class
Proceeds from shares issued	$697,429	$89,609		$4,262	$7,480
Dividends and distributions reinvested	71	122		22	1,109
Cost of shares redeemed	(161,985)	(127)		(37,868)	(33,346)

Change in net assets from Select Class capital transactions	$535,515	$89,604		$(33,584)	$(24,757)

Total change in net assets from capital transactions	$605,564	$89,806		$10,660	$(46,891)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	119

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Sector Income Fund				Real Return Fund
	Year Ended 2/29/2012		Period Ended 2/28/2011 (a)		Year Ended 2/29/2012	Year Ended 2/28/2011
SHARE TRANSACTIONS:
Class A
Issued	126		5		1,969	1,571
Reinvested	1		—	(c)	91	68
Redeemed	(3)		—		(1,057)	(2,092)

Change in Class A Shares	124		5		1,003	(453)

Class C
Issued	25		5		2,104	2,320
Reinvested	1		—	(c)	109	73
Redeemed	(3)		—		(1,581)	(2,985)

Change in Class C Shares	23		5		632	(592)

Class R2
Issued	—		5		—	—
Reinvested	—	(c)	—	(c)	—	—

Change in Class R2 Shares	—	(c)	5		—	—

Class R5
Issued	—		5		—	—
Reinvested	—	(c)	—	(c)	—	—

Change in Class R5 Shares	—	(c)	5		—	—

Class R6 (b)
Issued	6,821		—		—	—
Reinvested	—	(c)	—		—	—

Change in Class R6 Shares	6,821		—		—	—

Institutional Class
Issued	—		—		2,553	1,537
Reinvested	—		—		121	97
Redeemed	—		—		(53)	(2,799)

Change in Institutional Class Shares	—		—		2,621	(1,165)

Select Class
Issued	69,701		8,922		412	779
Reinvested	7		12		2	116
Redeemed	(16,141)		(12)		(3,858)	(3,502)

Change in Select Class Shares	53,567		8,922		(3,444)	(2,607)

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Strategic Income Opportunities Fund		Total Return Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,331,318	$1,633,397	$5,368	$8,656
Dividends and distributions reinvested	91,362	49,948	385	122
Cost of shares redeemed	(1,523,034)	(684,815)	(2,090)	(6,865)

Change in net assets from Class A capital transactions	$(100,354)	$998,530	$3,663	$1,913

Class C
Proceeds from shares issued	$401,942	$635,190	$3,128	$2,376
Dividends and distributions reinvested	34,418	16,020	106	57
Cost of shares redeemed	(356,362)	(142,994)	(851)	(536)

Change in net assets from Class C capital transactions	$79,998	$508,216	$2,383	$1,897

Class R5
Proceeds from shares issued	$145,989	$493	$—	$—
Dividends and distributions reinvested	4,283	17	6	6
Cost of shares redeemed	(23,565)	(215)	—	—

Change in net assets from Class R5 capital transactions	$126,707	$295	$6	$6

Select Class
Proceeds from shares issued	$4,759,559	$5,793,883	$34,607	$94,514
Dividends and distributions reinvested	158,200	66,129	475	396
Cost of shares redeemed	(4,387,599)	(1,979,415)	(87,789)	(151,738)

Change in net assets from Select Class capital transactions	$530,160	$3,880,597	$(52,707)	$(56,828)

Total change in net assets from capital transactions	$636,511	$5,387,638	$(46,655)	$(53,012)

SHARE TRANSACTIONS:
Class A
Issued	113,125	139,113	517	802
Reinvested	7,943	4,259	38	12
Redeemed	(131,450)	(58,437)	(203)	(665)

Change in Class A Shares	(10,382)	84,935	352	149

Class C
Issued	34,038	54,126	306	220
Reinvested	3,003	1,367	10	6
Redeemed	(30,752)	(12,157)	(82)	(51)

Change in Class C Shares	6,289	43,336	234	175

Class R5
Issued	12,315	42	—	—
Reinvested	375	1	1	— (a)
Redeemed	(1,991)	(18)	—	—

Change in Class R5 Shares	10,699	25	1	— (a)

Select Class
Issued	403,412	491,800	3,331	8,927
Reinvested	13,733	5,624	47	38
Redeemed	(377,441)	(168,452)	(8,395)	(14,378)

Change in Select Class Shares	39,704	328,972	(5,017)	(5,413)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Credit Opportunities Fund
Class A
Year Ended February 29, 2012	$10.16	$0.32	(f)	$0.02	$0.34	$(0.30)	$(0.02)	$(0.32)
December 1, 2010 (e) through February 28, 2011	10.00	0.07	(f)	0.16	0.23	(0.07)	—	(0.07)

Class C
Year Ended February 29, 2012	10.16	0.26	(f)	0.01	0.27	(0.23)	(0.02)	(0.25)
December 1, 2010 (e) through February 28, 2011	10.00	0.05	(f)	0.16	0.21	(0.05)	—	(0.05)

Class R2
Year Ended February 29, 2012	10.16	0.28	(f)	0.02	0.30	(0.25)	(0.02)	(0.27)
December 1, 2010 (e) through February 28, 2011	10.00	0.06	(f)	0.16	0.22	(0.06)	—	(0.06)

Class R5
Year Ended February 29, 2012	10.16	0.34	(f)	0.03	0.37	(0.32)	(0.02)	(0.34)
December 1, 2010 (e) through February 28, 2011	10.00	0.08	(f)	0.15	0.23	(0.07)	—	(0.07)

Class R6
Year Ended February 29, 2012	10.16	0.35	(f)	0.03	0.38	(0.33)	(0.02)	(0.35)
December 1, 2010 (e) through February 28, 2011	10.00	0.08	(f)	0.15	0.23	(0.07)	—	(0.07)

Select Class
Year Ended February 29, 2012	10.16	0.33	(f)	0.03	0.36	(0.31)	(0.02)	(0.33)
December 1, 2010 (e) through February 28, 2011	10.00	0.07	(f)	0.16	0.23	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.18	3.39%	$1,149	0.74%	3.21%	1.65%	39%
10.16	2.28	74	0.75	2.90	3.20	7

10.18	2.73	65	1.40	2.53	2.37	39
10.16	2.12	51	1.40	2.21	3.46	7

10.19	3.07	53	1.15	2.75	2.26	39
10.16	2.18	51	1.15	2.46	3.34	7

10.19	3.74	53	0.49	3.40	1.55	39
10.16	2.34	51	0.50	3.11	3.00	7

10.19	3.80	53	0.44	3.45	1.50	39
10.16	2.35	51	0.45	3.16	2.98	7

10.19	3.59	112,388	0.64	3.23	1.47	39
10.16	2.31	10,219	0.65	2.97	3.09	7

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Emerging Markets Debt Fund
Class A
Year Ended February 29, 2012	$7.94	$0.45	(c)	$0.54	$0.99	$(0.46)	$—	$(0.46)	$—	(d)
Year Ended February 28, 2011	7.54	0.42	(c)	0.41	0.83	(0.43)	—	(0.43)	—	(d)
Year Ended February 28, 2010	5.56	0.38		2.00	2.38	(0.40)	—	(0.40)	—	(d)
Year Ended February 28, 2009	8.41	0.55		(2.97)	(2.42)	(0.43)	—	(0.43)	—	(d)
Year Ended February 29, 2008	8.73	0.54		(0.18)	0.36	(0.53)	(0.15)	(0.68)	—	(d)

Class C
Year Ended February 29, 2012	7.93	0.41	(c)	0.55	0.96	(0.43)	—	(0.43)	—	(d)
Year Ended February 28, 2011	7.54	0.38	(c)	0.40	0.78	(0.39)	—	(0.39)	—	(d)
Year Ended February 28, 2010	5.55	0.37		1.98	2.35	(0.36)	—	(0.36)	—	(d)
Year Ended February 28, 2009	8.40	0.50		(2.95)	(2.45)	(0.40)	—	(0.40)	—	(d)
Year Ended February 29, 2008	8.73	0.50		(0.19)	0.31	(0.49)	(0.15)	(0.64)	—	(d)

Class R5
Year Ended February 29, 2012	7.95	0.48	(c)	0.56	1.04	(0.50)	—	(0.50)	—	(d)
Year Ended February 28, 2011	7.55	0.46	(c)	0.40	0.86	(0.46)	—	(0.46)	—	(d)
Year Ended February 28, 2010	5.56	0.42		2.00	2.42	(0.43)	—	(0.43)	—	(d)
Year Ended February 28, 2009	8.42	0.56		(2.96)	(2.40)	(0.46)	—	(0.46)	—	(d)
Year Ended February 29, 2008	8.73	0.60		(0.19)	0.41	(0.57)	(0.15)	(0.72)	—	(d)

Select Class
Year Ended February 29, 2012	7.94	0.47	(c)	0.55	1.02	(0.48)	—	(0.48)	—	(d)
Year Ended February 28, 2011	7.54	0.44	(c)	0.41	0.85	(0.45)	—	(0.45)	—	(d)
Year Ended February 28, 2010	5.56	0.49		1.91	2.40	(0.42)	—	(0.42)	—	(d)
Year Ended February 28, 2009	8.42	0.54		(2.95)	(2.41)	(0.45)	—	(0.45)	—	(d)
Year Ended February 29, 2008	8.74	0.56		(0.18)	0.38	(0.55)	(0.15)	(0.70)	—	(d)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	Includes interest expense of 0.19%, 0.18%, 0.18%, and 0.17%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$8.47	12.95%	$60,961	1.25%		5.49%	1.40%	124%
7.94	11.15	71,749	1.26		5.26	1.45	126
7.54	43.46	19,711	1.59	(e)	5.73	1.70	124
5.56	(29.80)	4,025	1.45		7.18	1.46	63
8.41	4.22	8,140	1.47		7.22	1.47	80

8.46	12.50	13,037	1.75		4.99	1.90	124
7.93	10.48	8,590	1.77		4.77	1.95	126
7.54	43.03	5,561	2.08	(e)	5.46	2.20	124
5.55	(30.18)	2,253	1.95		6.60	1.96	63
8.40	3.63	5,154	1.97		6.50	1.98	80

8.49	13.50	317,075	0.79		5.95	0.95	124
7.95	11.63	181,721	0.82		5.74	1.00	126
7.55	44.27	54,699	1.13	(e)	6.35	1.26	124
5.56	(29.54)	15,046	1.01		7.77	1.03	63
8.42	4.79	22,347	1.02		7.25	1.03	80

8.48	13.32	229,270	1.00		5.73	1.15	124
7.94	11.42	204,624	1.04		5.56	1.21	126
7.54	43.80	107,201	1.32	(e)	6.57	1.44	124
5.56	(29.67)	178,209	1.21		7.55	1.23	63
8.42	4.48	265,081	1.22		7.10	1.23	80

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Multi-Sector Income Fund
Class A
Year Ended February 29, 2012	$10.06	$0.41	(g)	$—	(h)	$0.41	$(0.28)
December 1, 2010 (e) through February 28, 2011	10.00	0.07	(g)	0.03		0.10	(0.04)

Class C
Year Ended February 29, 2012	10.06	0.31	(g)	0.05		0.36	(0.24)
December 1, 2010 (e) through February 28, 2011	10.00	0.06	(g)	0.03		0.09	(0.03)

Class R2
Year Ended February 29, 2012	10.06	0.32	(g)	0.07		0.39	(0.26)
December 1, 2010 (e) through February 28, 2011	10.00	0.06	(g)	0.04		0.10	(0.04)

Class R5
Year Ended February 29, 2012	10.06	0.39	(g)	0.06		0.45	(0.32)
December 1, 2010 (e) through February 28, 2011	10.00	0.08	(g)	0.03		0.11	(0.05)

Class R6
November 1, 2011 (f) through February 29, 2012	9.99	0.16	(g)	0.22		0.38	(0.18)

Select Class
Year Ended February 29, 2012	10.06	0.38	(g)	0.05		0.43	(0.30)
December 1, 2010 (e) through February 28, 2011	10.00	0.07	(g)	0.04		0.11	(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.19	4.13%	$1,315	0.97%	4.03%	1.16%	185%
10.06	1.02	50	1.00	2.81	2.61	33

10.18	3.63	288	1.46	3.12	1.67	185
10.06	0.90	53	1.50	2.31	3.00	33

10.19	3.90	53	1.22	3.23	1.50	185
10.06	0.96	50	1.25	2.56	2.82	33

10.19	4.56	53	0.52	3.93	0.80	185
10.06	1.13	51	0.55	3.25	2.33	33

10.19	3.87	69,505	0.45	4.86	0.64	185

10.19	4.37	636,794	0.71	3.85	0.89	185
10.06	1.09	89,727	0.75	2.83	2.44	33

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Real Return Fund
Class A
Year Ended February 29, 2012	$9.66	$0.26	(c)	$1.06	$1.32	$(0.35)
Year Ended February 28, 2011	9.29	0.21		0.37	0.58	(0.21)
Year Ended February 28, 2010	8.63	0.27		0.72	0.99	(0.33)
Year Ended February 28, 2009	10.13	0.22		(1.33)	(1.11)	(0.39)
Year Ended February 29, 2008	9.52	0.54		0.58	1.12	(0.51)

Class C
Year Ended February 29, 2012	9.59	0.20	(c)	1.03	1.23	(0.31)
Year Ended February 28, 2011	9.22	0.15		0.38	0.53	(0.16)
Year Ended February 28, 2010	8.58	0.24		0.69	0.93	(0.29)
Year Ended February 28, 2009	10.08	0.16		(1.30)	(1.14)	(0.36)
Year Ended February 29, 2008	9.49	0.50		0.57	1.07	(0.48)

Institutional Class
Year Ended February 29, 2012	9.74	0.28	(c)	1.06	1.34	(0.36)
Year Ended February 28, 2011	9.35	0.22		0.41	0.63	(0.24)
Year Ended February 28, 2010	8.68	0.39		0.64	1.03	(0.36)
Year Ended February 28, 2009	10.17	0.07		(1.15)	(1.08)	(0.41)
Year Ended February 29, 2008	9.55	0.54		0.63	1.17	(0.55)

Select Class
Year Ended February 29, 2012	9.71	0.40	(c)	0.93	1.33	(0.34)
Year Ended February 28, 2011	9.33	0.26		0.35	0.61	(0.23)
Year Ended February 28, 2010	8.66	0.33		0.69	1.02	(0.35)
Year Ended February 28, 2009	10.16	0.19		(1.29)	(1.10)	(0.40)
Year Ended February 29, 2008	9.54	0.52		0.63	1.15	(0.53)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes interest expense to affiliates of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.63	13.96%	$42,914	0.75%		2.51%	1.13%	86%
9.66	6.34	29,341	0.75		2.18	1.05	48
9.29	11.59	32,408	0.85		2.76	1.13	24
8.63	(11.29)	9,090	0.91	(d)	2.26	1.48	335
10.13	12.30	5,171	0.90		4.60	1.92	494

10.51	13.10	51,438	1.40		2.00	1.63	86
9.59	5.76	40,874	1.40		1.52	1.54	48
9.22	11.00	44,774	1.38		1.91	1.61	24
8.58	(11.64)	7,848	1.41	(d)	2.39	1.97	335
10.08	11.71	4,023	1.40		3.36	2.75	494

10.72	14.11	57,378	0.50		2.68	0.73	86
9.74	6.75	26,591	0.50		2.49	0.65	48
9.35	11.99	36,440	0.48		3.72	0.80	24
8.68	(10.90)	24,870	0.51	(d)	(5.77)	1.11	335
10.17	12.79	6,950	0.50		5.60	1.18	494

10.70	14.04	5,148	0.60		3.97	0.87	86
9.71	6.57	38,118	0.60		2.62	0.80	48
9.33	11.91	60,951	0.62		3.54	0.94	24
8.66	(11.11)	38,458	0.66	(d)	2.66	1.23	335
10.16	12.63	61,551	0.65		5.50	1.31	494

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Strategic Income Opportunities Fund
Class A
Year Ended February 29, 2012	$11.99	$0.30		$(0.29)		$0.01	$(0.30)	$(0.17)	$(0.47)
Year Ended February 28, 2011	11.56	0.33		0.43	(g)	0.76	(0.32)	(0.01)	(0.33)
Year Ended February 28, 2010	9.96	0.41		1.66		2.07	(0.41)	(0.06)	(0.47)
October 13, 2008 (f) through February 28, 2009	10.00	0.09	(e)	0.15		0.24	(0.11)	(0.17)	(0.28)

Class C
Year Ended February 29, 2012	11.98	0.24		(0.29)		(0.05)	(0.24)	(0.17)	(0.41)
Year Ended February 28, 2011	11.55	0.27		0.44	(g)	0.71	(0.27)	(0.01)	(0.28)
Year Ended February 28, 2010	9.96	0.36		1.66		2.02	(0.37)	(0.06)	(0.43)
October 13, 2008 (f) through February 28, 2009	10.00	0.08	(e)	0.15		0.23	(0.10)	(0.17)	(0.27)

Class R5
Year Ended February 29, 2012	12.02	0.33		(0.27)		0.06	(0.35)	(0.17)	(0.52)
Year Ended February 28, 2011	11.59	0.36		0.45	(g)	0.81	(0.37)	(0.01)	(0.38)
Year Ended February 28, 2010	9.97	0.45		1.68		2.13	(0.45)	(0.06)	(0.51)
October 13, 2008 (f) through February 28, 2009	10.00	0.14	(e)	0.13		0.27	(0.13)	(0.17)	(0.30)

Select Class
Year Ended February 29, 2012	12.01	0.33		(0.28)		0.05	(0.33)	(0.17)	(0.50)
Year Ended February 28, 2011	11.58	0.35		0.44	(g)	0.79	(0.35)	(0.01)	(0.36)
Year Ended February 28, 2010	9.97	0.43		1.67		2.10	(0.43)	(0.06)	(0.49)
October 13, 2008 (f) through February 28, 2009	10.00	0.11	(e)	0.15		0.26	(0.12)	(0.17)	(0.29)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of operations.
(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.53	0.13%		$2,209,265	0.88%	2.53%	1.09%	206%
11.99	6.70	(g)	2,421,215	0.88	2.83	1.08	97
11.56	21.06		1,353,000	0.91	3.54	1.08	60
9.96	2.46		4,084	1.00	2.24	1.68	60

11.52	(0.36)		1,169,989	1.38	2.04	1.59	206
11.98	6.20	(g)	1,141,148	1.38	2.34	1.58	97
11.55	20.47		599,969	1.41	3.06	1.58	60
9.96	2.29		958	1.50	2.00	2.34	60

11.56	0.56		124,274	0.42	3.13	0.65	206
12.02	7.14	(g)	593	0.43	3.31	0.63	97
11.59	21.66		279	0.48	4.31	0.64	60
9.97	2.71		51	0.55	3.69	1.89	60

11.56	0.46		9,548,399	0.63	2.79	0.84	206
12.01	6.92	(g)	9,448,260	0.63	3.08	0.83	97
11.58	21.35		5,298,051	0.66	3.82	0.84	60
9.97	2.65		340,662	0.75	2.99	1.76	60

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations (f)	Net investment income	Net realized gains	Total distributions
Total Return Fund
Class A
Year Ended February 29, 2012	$10.40	$0.36	(e)	$0.34		$0.70	$(0.36)	$(0.65)	$(1.01)
Year Ended February 28, 2011	10.37	0.41	(e)	0.55	(f)	0.96	(0.45)	(0.48)	(0.93)
Year Ended February 28, 2010	9.15	0.50		1.58		2.08	(0.54)	(0.32)	(0.86)
June 16, 2008 (g) through February 28, 2009	10.00	0.35		(0.82)		(0.47)	(0.33)	(0.05)	(0.38)

Class C
Year Ended February 29, 2012	10.39	0.29	(e)	0.35		0.64	(0.30)	(0.65)	(0.95)
Year Ended February 28, 2011	10.36	0.36	(e)	0.53	(f)	0.89	(0.38)	(0.48)	(0.86)
Year Ended February 28, 2010	9.15	0.42		1.59		2.01	(0.48)	(0.32)	(0.80)
June 16, 2008 (g) through February 28, 2009	10.00	0.31		(0.82)		(0.51)	(0.29)	(0.05)	(0.34)

Class R5
Year Ended February 29, 2012	10.40	0.38	(e)	0.35		0.73	(0.38)	(0.65)	(1.03)
Year Ended February 28, 2011	10.37	0.47	(e)	0.51	(f)	0.98	(0.47)	(0.48)	(0.95)
Year Ended February 28, 2010	9.16	0.52		1.58		2.10	(0.57)	(0.32)	(0.89)
June 16, 2008 (g) through February 28, 2009	10.00	0.37		(0.82)		(0.45)	(0.34)	(0.05)	(0.39)

Select Class
Year Ended February 29, 2012	10.41	0.37	(e)	0.35		0.72	(0.37)	(0.65)	(1.02)
Year Ended February 28, 2011	10.38	0.46	(e)	0.50	(f)	0.96	(0.45)	(0.48)	(0.93)
Year Ended February 28, 2010	9.15	0.53		1.57		2.10	(0.55)	(0.32)	(0.87)
June 16, 2008 (g) through February 28, 2009	10.00	0.34		(0.81)		(0.47)	(0.33)	(0.05)	(0.38)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return.
(g)	Commencement of operations.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$10.09	6.99%	$5,119	0.70%	3.46%	1.14%		418%
10.40	9.44 (f)	1,607	0.72	3.84	1.03		455
10.37	23.27	59	0.71	5.02	0.95		572
9.15	(4.80)	48	0.75	5.19	2.76	(h)	353

10.08	6.33	4,234	1.35	2.82	1.64		418
10.39	8.78 (f)	1,927	1.34	3.37	1.50		455
10.36	22.43	111	1.36	4.38	1.45		572
9.15	(5.17)	47	1.40	4.54	3.26	(h)	353

10.10	7.28	69	0.50	3.66	0.67		418
10.40	9.62 (f)	65	0.50	4.42	0.55		455
10.37	23.44	59	0.46	5.26	0.50		572
9.16	(4.56)	48	0.52	5.42	2.31	(h)	353

10.11	7.19	241,928	0.60	3.57	0.86		418
10.41	9.49 (f)	301,369	0.60	4.33	0.75		455
10.38	23.48	356,619	0.61	5.07	0.70		572
9.15	(4.74)	650,518	0.65	5.70	0.79	(h)	353

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Credit Opportunities Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
Emerging Markets Debt Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Multi-Sector Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
Real Return Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Strategic Income Opportunities Fund	Class A, Class C, Class R5 and Select Class	Diversified
Total Return Fund	Class A, Class C, Class R5 and Select Class	Diversified

The investment objective of Credit Opportunities Fund is to seek to provide current income with a secondary objective of capital appreciation.

The investment objective of Emerging Markets Debt Fund is to seek to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

The investment objective of Multi-Sector Income Fund is to seek to provide long-term total return.

The investment objective of Real Return Fund is to seek to maximize inflation protected return.

The investment objective of Strategic Income Opportunities Fund is to seek to provide high total return.

The investment objective of Total Return Fund is to seek to provide high total return.

Credit Opportunities Fund and Multi-Sector Income Fund commenced operations on December 1, 2010.

Class R6 Shares commenced operations on November 1, 2011 for Multi-Sector Income Fund.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

134	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country or sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

JPMorgan Credit Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$25,244	$88,745	$—	$113,989

Appreciation in Other Financial Instruments
Credit Default Swaps	$—	$174	$—	$174

Depreciation in Other Financial Instruments
Credit Default Swaps	$—	$(248)	$—	$(248)

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

JPMorgan Emerging Markets Debt Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds
Argentina	$—	$1,783	$—	$1,783
Barbados	—	1,512	—	1,512
Brazil	—	5,399	1,574	6,973
Cayman Islands	—	4,268	—	4,268
Chile	—	2,195	—	2,195
Dominican Republic	—	1,057	—	1,057
Indonesia	—	9,001	—	9,001
Ireland	—	5,404	—	5,404
Kazakhstan	—	19,948	—	19,948
Luxembourg	—	1,348	—	1,348
Mexico	—	32,833	—	32,833
Netherlands	—	3,068	—	3,068
Peru	—	2,525	—	2,525
Philippines	—	5,478	—	5,478
Russia	—	2,027	—	2,027
South Africa	—	3,500	—	3,500
Spain	—	3,003	—	3,003
Turkey	—	701	—	701
Ukraine	—	348	—	348
United Arab Emirates	—	2,358	—	2,358
United Kingdom	—	5,028	—	5,028
Venezuela	—	17,143	—	17,143

Total Corporate Bonds	—	129,927	1,574	131,501

Foreign Government Securities	—	453,498	5,866	459,364
Supranational	—	2,786	—	2,786
U.S. Treasury Obligation	—	436	—	436
Options Purchased
Foreign Exchange Currency
Options Purchased	—	350	—	350
Short-Term Investment
Investment Company	20,165	—	—	20,165

Total Investments in Securities	$20,165	$586,997	$7,440	$614,602

Liabilities
Options Written
Foreign Exchange Currency Options Written	$—	$(305)	$—	$(305)

Total Liabilities	$—	$(305)	$—	$(305)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5,659	$—	$5,659
Futures Contracts	30	—	—	30
Credit Default Swaps	—	418	—	418

Total Appreciation in Other Financial Instruments	$30	$6,077	$—	$6,107

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(5,081)	$—	$(5,081)
Futures Contracts	(5)	—	—	(5)
Credit Default Swaps	—	(919)	—	(919)

Total Depreciation in Other Financial Instruments	$(5)	$(6,000)	$—	$(6,005)

136	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

JPMorgan Multi-Sector Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$36,651	$—	$36,651
Collateralized Mortgage Obligations:
Agency	—	9,382	—	9,382
Non-Agency	—	27,488	—	27,488
Commercial Mortgage-Backed Security	—	2,709	—	2,709
Corporate Bonds
Consumer Discretionary	—	91,705	—	91,705
Consumer Staples	—	35,357	—	35,357
Energy	—	46,524	—	46,524
Financials	—	123,136	114	123,250
Health Care	—	44,879	—	44,879
Industrials	—	38,169	—	38,169
Information Technology	—	27,202	—	27,202
Materials	—	26,230	—	26,230
Telecommunication Services	—	32,704	—	32,704
Utilities	—	25,470	—	25,470

Total Corporate Bonds	—	491,376	114	491,490

Foreign Government Securities	—	108,837	—	108,837
Mortgage Pass-Through Securities	—	66,561	—	66,561
Municipal Bond	—	174	—	174
U.S. Treasury Obligation	—	5,797	—	5,797
Short-Term Investments
Investment Company	26,694	—	—	26,694
U.S. Treasury Obligations	—	385	—	385

Total Investments in Securities	$26,694	$749,360	$114	$776,168

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3,489	$—	$3,489
Futures Contracts	208	—	—	208
Swaps	—	448	—	448

Total Appreciation in Other Financial Instruments	$208	$3,937	$—	$4,145

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(6,814)	$—	$(6,814)
Futures Contracts	(117)	—	—	(117)
Swaps	—	(405)	—	(405)

Total Depreciation in Other Financial Instruments	$(117)	$(7,219)	$—	$(7,336)

JPMorgan Real Return Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (d)	$594	$155,300	$—	$155,894

Depreciation in Other Financial Instruments
Futures Contracts	$(36)	$—	$—	$(36)

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

Strategic Income Opportunities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$21,934	$—	$—		$21,934
Energy	161	—	—		161
Financials	24,330	—	—		24,330
Industrials	13	—	—		13
Information Technology	—	—	—	(b)	—	(b)
Materials	11,757	—	20		11,777

Total Common Stocks	58,195	—	20		58,215

Preferred Stocks
Consumer Discretionary	—	4,269	—		4,269
Consumer Staples	—	17,729	—		17,729
Financials	—	48,761	—		48,761
Industrials	—	4,697	—		4,697
Information Technology	—	—	—	(b)	—	(b)
Materials	—	—	959		959

Total Preferred Stocks	—	75,456	959		76,415

Debt Securities
Asset-Backed Securities	—	153,874	—		153,874
Collateralized Mortgage Obligations Agency	—	303,097	—		303,097
Non-Agency	—	465,949	—		465,949
Commercial Mortgage-Backed Securities	—	59,198	—		59,198
Convertible Bonds
Materials	—	3,772	—		3,772
Corporate Bonds
Consumer Discretionary	—	1,049,992	2,887		1,052,879
Consumer Staples	—	208,379	—		208,379
Energy	—	205,652	11,412		217,064
Financials	—	666,638	1,161		667,799
Health Care	—	311,291	—		311,291
Industrials	—	503,333	8,566		511,899
Information Technology	—	268,652	8,525		277,177
Materials	—	403,784	5,045		408,829
Telecommunication Services	—	335,225	—		335,225
Utilities	—	127,137	—		127,137

Total Corporate Bonds	$—	$4,080,083	$37,596		$4,117,679

Mortgage Pass-Through Securities	$—	$206,642	$—		$206,642
Private Placements — Commercial	—	—	62,760		62,760
Private Placements — Residential	—	—	70,000		70,000
U.S. Treasury Obligations	—	717,392	—		717,392
Investment Companies	15,000	—	—		15,000
Loan Participations & Assignments
Consumer Discretionary	—	430,041	—		430,041
Consumer Staples	—	38,885	—		38,885
Energy	—	13,686	—		13,686
Financials	—	80,941	—		80,941
Health Care	—	110,737	—		110,737
Industrials	—	89,556	—		89,556
Information Technology	—	74,033	3,848		77,881
Materials	—	55,288	—		55,288
Telecommunication Services	—	23,720	—		23,720
Utilities	—	68,401	—		68,401

Total Loan Participations & Assignments	—	985,288	3,848		989,136

138	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Strategic Income Opportunities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Options Purchased
Call Option Purchased	$486	$—	$—	$486
Put Option Purchased	120	—	—	120
Payer Options Purchased on Interest Rate Swaps	—	430	—	430
Warrants
Consumer Discretionary	—	13,693	—	13,693
Short-Term Investments
Investment Company	6,031,921	—	—	6,031,921
U.S. Treasury Obligations	—	19,134	—	19,134

Total Investments in Securities	$6,105,722	$7,084,008	$175,183	$13,364,913

Liabilities
Debt Securities
Mortgage Pass-Through Securities	$—	$(748,770)	$—	$(748,770)
Options Written
Call Options Written	(1,578)	—	—	(1,578)
Payer Options Written on Interest Rate Swaps	—	(58)	—	(58)
Put Options Written	(840)	—	—	(840)

Total Liabilities	$(2,418)	$(748,828)	$—	$(751,246)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,753	$—	$2,753
Futures Contracts	3,034	—	—	3,034
Swaps	—	80,749	—	80,749

Total Appreciation in Other Financial Instruments	$3,034	$83,502	$—	$86,536

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(6,272)	$—	$(6,272)
Futures Contracts	(2,465)	—	—	(2,465)
Swaps	$—	$(107,246)	$—	$(107,246)

Total Depreciation in Other Financial Instruments	$(2,465)	$(113,518)	$—	$(115,983)

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

Total Return Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stock
Consumer Discretionary	$22	$—	$—	$22

Total Common Stocks	22	—	—	22

Debt Securities
Asset-Backed Securities	—	15,041	—	15,041
Collateralized Mortgage Obligations
Agency	—	4,996	—	4,996
Non-Agency	—	14,304	—	14,304
Commercial Mortgage-Backed Securities	—	14,500	—	14,500
Corporate Bonds
Consumer Discretionary	—	10,755	—	10,755
Consumer Staples	—	9,352	—	9,352
Energy	—	4,577	—	4,577
Financials	—	35,548	1,113	36,661
Health Care	—	3,567	—	3,567
Industrials	—	6,647	—	6,647
Information Technology	—	4,313	—	4,313
Materials	—	5,385	—	5,385
Telecommunication Services	—	11,272	—	11,272
Utilities	—	11,561	—	11,561

Total Corporate Bonds	—	102,977	1,113	104,090

Mortgage Pass-Through Securities	—	79,910	—	79,910
Supranational	—	3,133	—	3,133
U.S. Government Agency Securities	—	21,575	—	21,575
U.S. Treasury Obligations	—	12,440	—	12,440
Options Purchased
Call Options Purchased	4	—	—	4
Put Option Purchased	1	—	—	1
Short-Term Investments
Investment Company	65,724	—	—	65,724
U.S. Treasury Obligations	—	715	—	715

Total Investments in Securities	$65,751	$269,591	$1,113	$336,455

Liabilities
Debt Securities
Mortgage Pass-Through Securities	$—	$(6,037)	$—	$(6,037)
Options Written
Call Options Written	(16)	—	—	(16)
Put Option Written	(8)	—	—	(8)

Total Liabilities	$(24)	$(6,037)	$—	$(6,061)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$26	$—	$26
Futures Contracts	36	—	—	36
Swaps	—	870	—	870

Total Appreciation in Other Financial Instruments	$36	$896	$—	$932

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(13)	$—	$(13)
Futures Contracts	(152)	—	—	(152)
Swaps	—	(4,338)	—	(4,338)

Total Depreciation in Other Financial Instruments	$(152)	$(4,351)	$—	$(4,503)

140	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

(a)	Amount rounds to less than $1,000.
(b)	Security has a zero value.
(c)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of money market mutual funds that are held for daily investments of cash and a common stock. Please refer to the SOIs for industry specifics of the portfolio holdings.
(d)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of money market mutual funds that are held for daily investments of cash. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended February 29, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Emerging Markets Debt Fund	Balance as of 02/28/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/29/12
Investments in Securities
Corporate Bonds — Brazil	$1,518		$—	$56	$—	$—	$—	$—	$—	$1,574
Foreign Government Securities	8,476		173	(556)	(51)	2,610	(4,786)	—	—	5,866

Total	$9,994		$173	$(500)	$(51)	$2,610	$(4,786)	$—	$—	$7,440

Multi-Sector Income Fund	Balance as of 02/28/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/29/12
Investments in Securities
Corporate Bonds — Financials	$—		$—	$(16)	$1	$—	$—	$129	$—	$114

Strategic Income Opportunities Fund	Balance as of 02/28/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/29/12
Investments in Securities
Common Stocks — Information Technology	$—	(b)	$—	$—	$—	$—	$—	$—	$—	$—	(b)
Common Stocks — Materials	—		—	8	—	12	—	—	—	20
Corporate Bonds — Consumer Discretionary	—		—	(13,627)	106	3,309	(27,110)	40,209	—	2,887
Corporate Bonds — Energy	11,362		—	50	—	—	—	—	—	11,412
Corporate Bonds — Financials	11,797		—	(166)	9	—	—	1,318	(11,797)	1,161
Corporate Bonds — Industrials				(236)	51	8,751				8,566
Corporate Bonds — Information Technology	—		—	(2,138)	113	10,550	—	—	—	8,525
Corporate Bonds — Materials	2,056		—	(1,408)	—	4,397	—	—	—	5,045
Corporate Bonds — Telecommunication Services	313		—	—	—	—	—	—	(313)	—
Loan Participations & Assignments — Information Technology	—		—	(10)	13	3,845	—	—	—	3,848
Loan Participations & Assignments — Materials	6,366		—	—	—	412	(4,283)	—	(2,495)	—
Preferred Stocks — Financials	13,724		—	—	—	—	—	—	(13,724)	—
Preferred Stocks — Information Technology	—	(b)	—	—	—	—	—	—	—	—	(b)
Preferred Stocks — Materials	—		—	61	—	898	—	—	—	959
Private Placements — Commercial Loans	20,308		—	452	—	42,000	—	—	—	62,760
Private Placements — Residential Loans	—		—	—	—	70,000	—	—	—	70,000

Total	$65,926		$—	$(17,014)	$292	$144,174	$(31,393)	$41,527	$(28,329)	$175,183

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

	Balance as of 02/28/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases [1]	Sales [2]		Transfers into Level 3	Transfers out of Level 3	Balance as of 02/29/12
Unfunded Commitments
Loan Participation & Assignments — Materials	$—	(a)	$—	$—	$—	$—	$—	(a)	$—	$—	$—

JPMorgan Total Return Fund	Balance as of 02/28/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]		Transfers into Level 3	Transfers out of Level 3	Balance as of 02/29/12
Investments in Securities
Corporate Bonds — Financials	$—	(a)	$—	$(154)	$4	$—	$—		$1,263	$—	$1,113

1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Amount rounds to less than $1,000.
(b)	Security has a zero value.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 29, 2012, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Emerging Markets Debt Fund	$(538)
Multi-Sector Income Fund	(16)
Strategic Income Opportunities Fund	(17,276)
Total Return Fund	(154)

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of February 29, 2012 (amounts in thousands):

	Value	Percentage
Emerging Markets Debt Fund	$7,440	1.2%
Multi-Sector Income Fund	114	—	(a)
Strategic Income Opportunities Fund	175,183	1.3
Total Return Fund	1,113	0.4

(a)	Amount rounds to less than 0.1%.

C. Loan Participations and Assignments — The Funds may invest in loan participations and assignments of all or a portion of the loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when they purchase an assignment; provided, however, that the Funds’ rights may be more limited than the lender from which it acquired the assignment and the Funds may be able to enforce their rights only through an administrative agent. As a result, the Funds assume the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). Although certain loan participations or assignments are secured by collateral, the Funds could experience delays or limitations in realizing on such collateral or have their interest subordinated to other indebtedness of the obligor. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

142	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

D. Unfunded Commitments — The Funds may enter into commitments to buy and sell investments including commitments to buy loan participations and assignments to settle on future dates as part of their normal investment activities. Unfunded commitments are generally traded and priced as part of a related loan participation or assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities. The Funds segregate security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At February 29, 2012, the Funds did not have any outstanding unfunded loan commitments.

E. Derivatives — The Funds use instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. The Funds also use derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes E(1) — E(4) below describe the various derivatives used by the Funds.

(1). Options — The Funds purchase and sell (“write”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Funds for options purchased are included in the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Funds will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Funds for options written are included in the Statements of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. The Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the year ended February 29, 2012 were as follows (amounts in thousands, except number of contracts):

	Foreign Exchange Currency Options
	Notional Amount	Premiums Received
Emerging Markets Debt Fund
Options outstanding at February 28, 2011	$—	$—
Options written	10,140	250
Options expired	—	—
Options terminated in closing purchases transactions	—	—

Options outstanding at February 29, 2012	$10,140	$250

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

	Options		Swaptions
	Number of Contracts	Premiums Received	Notional Amount	Premiums Received
Multi-Sector Income Fund
Options outstanding at February 28, 2011	—	$—	$—	$—
Options written	16	17	—	—
Options expired	—	—	—	—
Options terminated in closing purchases transactions	(16)	(17)	—	—

Options outstanding at February 29, 2012	—	$—	$—	$—

	Options		Swaptions
	Number of Contracts	Premiums Received	Notional Amount	Premiums Received
Strategic Income Opportunities Fund
Options outstanding at February 28, 2011	—	$—	$1,189,501	$3,329
Options written	14,668	7,553	17,653	95
Options expired	—	—	—	—
Options terminated in closing purchases transactions	(12,145)	(4,999)	(1,189,501)	(3,329)

Options outstanding at February 29, 2012	2,523	$2,554	$17,653	$95

	Options		Swaptions
	Number of Contracts	Premiums Received	Notional Amount	Premiums Received
Total Return Fund
Options outstanding at February 28, 2011	—	$—	$32,951	$92
Options written	104	45	—	—
Options expired	—	—	—	—
Options terminated in closing purchases transactions	(86)	(21)	(32,951)	(92)

Options outstanding at February 29, 2012	18	$24	$—	$—

(2). Futures Contracts — The Funds use treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also use futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(3). Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also buy forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

144	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(4). Swaps — The Funds engage in various swap transactions, including interest rate, credit default, index, price locks, spread locks and total return swaps, to manage credit, interest rate (e.g., duration, yield curve), currency, and inflation risks within their respective portfolios. The Funds also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Funds are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

These Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. Cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted except for amounts posted to Bank of America, which are included on the Statements of Assets and Liabilities as Restricted Cash. Collateral received by the Funds is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, which provides collateral management services to the Funds (See Note 3.G.). These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

The Funds’ swap contracts at net value and collateral posted or received by counterparty as of February 29, 2012 is as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
Credit Opportunities Fund	Collateral Posted	Barclays Bank plc	$(242)	$510
		Deutsche Bank AG, New York	(159)	580
		Morgan Stanley Capital Services	(86)	580

Emerging Markets Debt Fund	Collateral Posted	Barclays Bank plc	(341)	310
	Collateral Received	Credit Suisse International	155	(312)

Strategic Income Opportunities Fund	Collateral Posted	Bank of America	(7,771)	9,740
		Barclays Bank plc	(31,754)	125,910
		BNP Paribas	(3,883)	3,830
		Citibank, N.A.	(31,302)	58,700
		Credit Suisse International	99	4,830
		Deutsche Bank AG, New York	(30,675)	121,370
		Morgan Stanley Capital Services	(10,551)	65,070
		Royal Bank of Scotland	3,033	1,270
		Union Bank of Switzerland AG	(21,551)	61,320

Total Return Fund	Collateral Posted	Barclays Bank plc	(334)	1,120
		Deutsche Bank AG, New York	(324)	1,600
		Morgan Stanley Capital Services	(73)	520
		Royal Bank of Scotland	(5,420)	5,780
		Union Bank of Switzerland AG	(225)	1,090

Credit Default Swaps

The Funds enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Return Swaps

The Strategic Income Opportunities Fund and Total Return Fund use return swaps to gain long or short exposure to an underlying index. To the extent the total return of the index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. These arrangements involve the periodic exchange of cash flows based on the total return of the underlying index and interest rate obligations.

Interest Rate Swaps

The Funds enter into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

Price Locks

The Funds enter into price locks to hedge interest rate exposures within their respective portfolio. Price locks are also used by the Funds to increase long or short exposure to underlying instruments. These agreements involve the exchange of cash flows by the Funds with another party based on the price differential between the market price at termination and a fixed forward price (the “price lock”) of an underlying debt obligation and the notional amount.

(5). Summary of Derivatives Information

The following tables present the value of derivatives held as of February 29, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Credit Opportunities Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Swaps
Credit contracts	Receivables	$77

Total		$77

Liabilities:
Credit contracts	Payables	$(612)

Total		$(612)

Emerging Markets Debt Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Options (b)	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$30	$—	$—
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	350	—	5,659	—
Credit contracts	Receivables	—	—	—	209

Total		$350	$30	$5,659	$209

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(5)	$—	$—
Foreign exchange contracts	Payables	(305)	—	(5,081)	—
Credit contracts	Payables	—	—	—	(492)

Total		$(305)	$(5)	$(5,081)	$(492)

146	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Multi-Sector Income Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$208	$—	$158
Foreign exchange contracts	Receivables	—	3,489	—
Credit contracts	Receivables	—	—	257

Total		$208	$3,489	$415

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(117)	$—	$(142)
Foreign exchange contracts	Payables	—	(6,814)	—
Credit contracts	Payables	—	—	(93)

Total		$(117)	$(6,814)	$(235)

Real Return Fund

Derivative Contract	Statements of Assets and Liabilities Location
Liabilities:		Futures Contracts (a)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(36)

Total		$(36)

Strategic Income Opportunities Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Options (b)	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,036	$3,034	$—	$807
Foreign exchange contracts	Receivables	—	—	2,753	—
Credit contracts	Receivables	—	—	—	97,291

Total		$1,036	$3,034	$2,753	$98,098

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,476)	$(2,465)	$—	$(7,651)
Foreign exchange contracts	Payables	—	—	(6,272)	—
Credit contracts	Payables	—	—	—	(224,802)

Total		$(2,476)	$(2,465)	$(6,272)	$(232,453)

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

Total Return Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Options (b)	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$5	$36	$—	$8
Foreign exchange contracts	Receivables	—	—	26	—
Credit contracts	Receivables	—	—	—	2,194

Total		$5	$36	$26	$2,202

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(24)	$(152)	$—	$(100)
Foreign exchange contracts	Payables	—	—	(13)	—
Credit contracts	Payables	—	—	—	(8,558)

Total		$(24)	$(152)	$(13)	$(8,658)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.
(b)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statements of Assets and Liabilities.

The following tables present the effect of derivatives on the Statements of Operations for the year ended February 29, 2012, by primary underlying risk exposure (amounts in thousands):

Credit Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$(10)
Credit contracts	(693)

Total	$(703)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps
Credit contracts	$(184)

Total	$(184)

Emerging Markets Debt Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contract	Swaps	Total
Interest rate contracts	$—	$254	$—	$—	$254
Foreign exchange contracts	(357)	—	1,042	—	685
Credit contracts	—	—	—	1,835	1,835

Total	$(357)	$254	$1,042	$1,835	$2,774

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contract	Swaps	Total
Interest rate contracts	$—	$23	$—	$—	$23
Foreign exchange contracts	90	—	844	—	934
Credit contracts	—	—	—	(243)	(243)

Total	$90	$23	$844	$(243)	$714

148	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Multi-Sector Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(6)	$(6,042)	$—	$—	$(6,048)
Foreign exchange contracts	—	—	7,889	—	7,889
Credit contracts	—	—	—	(3,225)	(3,225)

Total	$(6)	$(6,042)	$7,889	$(3,225)	$(1,384)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contract	Swaps	Total
Interest rate contracts	$183	$—	$158	$341
Foreign exchange contracts	—	(3,125)	—	(3,125)
Credit contracts	—	—	(115)	(115)

Total	$183	$(3,125)	$43	$(2,899)

Real Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Interest rate contracts	$(44)	$98	$54

Total	$(44)	$98	$54

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Interest rate contracts	$(13)	$(52)	$(65)

Total	$(13)	$(52)	$(65)

Strategic Income Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(4,353)	$(59,771)	$—	$14,608	$(49,516)
Foreign exchange contracts	—	—	3,542	—	3,542
Credit contracts	—	—	—	(65,076)	(65,076)
Equity contracts	129	—	—	—	129

Total	$(4,224)	$(59,771)	$3,542	$(50,468)	$(110,921)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(1,964)	$1,539	$—	$(7,016)	$(7,441)
Foreign exchange contracts	—	—	(1,017)	—	(1,017)
Credit contracts	—	—	—	(141,381)	(141,381)
Equity contracts	—	18	—	—	18

Total	$(1,964)	$1,557	$(1,017)	$(148,397)	$(149,821)

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

Total Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(22)	$2,981	$—	$164	$3,123
Foreign exchange contracts	—	—	8	—	8
Credit contracts	—	—	—	(823)	(823)

Total	$(22)	$2,981	$8	$(659)	$2,308

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(52)	$(127)	$—	$(80)	$(259)
Equity contracts	—	1	—	—	1
Foreign exchange contracts	—	—	13	—	13
Credit contracts	—	—	—	(1,885)	(1,885)

Total	$(52)	$(126)	$13	$(1,965)	$(2,130)

The Funds’ derivatives contracts held at February 29, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts, forward foreign currency exchange contracts, options and swaps activities during the year ended February 29, 2012 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Credit Opportunities Fund	Emerging Markets Debt Fund		Multi-Sector Income Fund		Real Return Fund		Strategic Income Opportunities Fund		Total Return Fund
Futures Contracts:
Average Notional Balance Long	$—	$35,773		$41,021		$1,900	(e)	$1,275,751		$53,018
Average Notional Balance Short	—	16,021		138,115		6,495		4,420,784		67,556
Ending Notional Balance Long	—	19,974		25,386		—		701,820		24,216
Ending Notional Balance Short	—	47,053		242,903		4,696		4,057,898		57,428

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	—	132,032		94,548		—		49,156		563	(c)
Average Settlement Value Sold	—	128,474		179,355		—		215,375		837	(a)
Ending Value Purchased	—	164,720		308,997		—		84,204		779
Ending Value Sold	—	138,372		435,743		—		287,132		1,029

Exchange-Traded Options:
Average Number of Contracts Purchased	—	—		42	(d)	—		5,693		27
Average Number of Contracts Written	—	—		—		—		1,627	(l)	17	(l)
Ending Number of Contracts Purchased	—	—		—		—		2,313		16
Ending Number of Contracts Written	—	—		—		—		2,523		18

Swaptions & OTC Options:
Average Notional Balance Purchased	—	8,898	(l)	—		—		69,529		2,504	(g)
Average Notional Balance Written	—	6,105	(m)	—		—		200,872		24,818	(h)
Ending Notional Balance Purchased	—	10,140		—		—		52,970		—
Ending Notional Balance Written	—	10,140		—		—		17,653		—

150	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Credit Opportunities Fund		Emerging Markets Debt Fund	Multi-Sector Income Fund		Real Return Fund		Strategic Income Opportunities Fund		Total Return Fund
Credit Default Swaps:
Average Notional Balance — Buy Protection	$3,984	(a)	$37,631	$34,743	(j)	$—		$1,865,431		$35,237
Average Notional Balance — Sell Protection	11,476		36,883	10,283	(l)	—		2,981,051		44,786
Ending Notional Balance — Buy Protection	475		28,810	19,880		—		1,871,680		23,525
Ending Notional Balance — Sell Protection	10,660		35,400	19,880		—		2,343,135		35,090

Total Return Swaps:
Average Notional Balance — Pays Fixed rate	—		—	—		—		603,354	(k)	11,338	(k)
Average Notional Balance — Receives Fixed rate	—		—	—		—		—		—
Ending Notional Balance — Pays Fixed Rate	—		—	—		—		898,275		15,760
Ending Notional Balance — Receives Fixed Rate	—		—	—		—		—		—

Interest Rate-Related Swaps (Interest Rate Swaps & Price Locks):
Average Notional Balance — Pays Fixed rate	1,144	(b)	—	33,840	(n)	—		633,943		10,911
Average Notional Balance — Receives Fixed rate	311	(b)	—	18,205	(n)	4,100	(f)	270,872		3,595
Ending Notional Balance — Pays Fixed Rate	—		—	33,840		—		1,174,721		10,461
Ending Notional Balance — Receives Fixed Rate	—		—	18,205		—		1,337,921		11,791

(a)	For the period April 1, 2011 through February 29, 2012.
(b)	For the period April 1, 2011 through July 31, 2011.
(c)	For the period May 1, 2011 through February 29, 2012.
(d)	For the period April 1, 2011 through April 30, 2011.
(e)	For the period March 1, 2011 through September 30, 2011.
(f)	For the period March 1, 2011 through May 31, 2011.
(g)	For the period March 1, 2011 through June 30, 2011.
(h)	For the period March 1, 2011 through April 30, 2011.
(i)	For the period May 1, 2011 through June 30, 2011 and October 1, 2011 through February 29, 2012.
(j)	For the period March 1, 2011 through April 30, 2011 and October 1, 2011 through February 29, 2012.
(k)	For the period August 1, 2011 through February 29, 2012.
(l)	For the period March 1, 2011 through February 29, 2012.
(m)	For the period January 1, 2012 through February 29, 2012.
(n)	For the period February 1, 2012 through February 29, 2012.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. When Issued Securities and Forward Commitments — The Funds may purchase when issued, including To Be Announced (“TBA”) securities and enter into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. The purchase of securities on a when issued or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued or forward commitment basis is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their when issued or forward commitments.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

Multi-Sector Income Fund, Strategic Income Opportunities Fund and Total Return Fund had TBA purchase commitments outstanding as of February 29, 2012, which are shown as payable for Investment securities purchased-delayed delivery securities on the Statements of Assets and Liabilities. Strategic Income Opportunities Fund and Total Return Fund had TBA forward short sale commitments outstanding as of February 29, 2012, which are included as a receivable for Investment securities sold-delayed delivery securities on the Statements of Assets and Liabilities. The values of these securities are detailed in the SOIs.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Credit Opportunities Fund	$—		$147	$(147)
Emerging Markets Debt Fund	—		4,429	(4,429)
Multi-Sector Income Fund	—	(a)	4,951	(4,951)
Real Return Fund	1		88	(89)
Strategic Income Opportunities Fund	—		16,594	(16,594)
Total Return Fund	1		187	(188)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to periodic payment from swaps (Credit Opportunities Fund, Emerging Markets Debt Fund, Strategic Income Opportunities Fund and Total Return Fund), foreign currency gains or losses (Emerging Markets Debt Fund, Multi-Sector Income Fund and Strategic Income Opportunities Fund), foreign futures contracts (Multi-Sector Income Fund, Strategic Income Opportunities Fund and Total Return Fund) and distribution reclassifications (Real Return Fund).

M. Redemption Fees — Prior to May 2, 2011, shares of the Emerging Markets Debt Fund held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the applicable Fund and were credited to paid in capital. Effective May 2, 2011, shares of the Emerging Markets Debt Fund are no longer subject to a redemption fee regardless of how long such shares have been held.

152	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Credit Opportunities Fund	0.40%
Emerging Markets Debt Fund	0.70
Multi-Sector Income Fund	0.45
Real Return Fund	0.35
Strategic Income Opportunities Fund	0.45
Total Return Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 29, 2012, the annual effective rate was 0.09% of each Funds’ average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Credit Opportunities Fund	0.25%	0.75%	0.50%
Emerging Markets Debt Fund	0.25	0.75	n/a
Multi-Sector Income Fund	0.25	0.75	0.50
Real Return Fund	0.25	0.75	n/a
Strategic Income Opportunities Fund	0.25	0.75	n/a
Total Return Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 29, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Markets Debt Fund	$6		$—	(a)
Multi-Sector Income Fund	—	(a)	—
Real Return Fund	22		2
Strategic Income Opportunities Fund	156		107
Total Return Fund	4		1

(a)	Amount rounds to less than $1,000.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Credit Opportunities Fund	0.25%	0.25%	0.25%	0.05%	n/a	0.25%
Emerging Markets Debt Fund	0.25	0.25	n/a	0.05	n/a	0.25
Multi-Sector Income Fund	0.25	0.25	0.25	0.05	n/a	0.25
Real Return Fund	0.25	0.25	n/a	n/a	0.10%	0.25
Strategic Income Opportunities Fund	0.25	0.25	n/a	0.05	n/a	0.25
Total Return Fund	0.25	0.25	n/a	0.05	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Credit Opportunities Fund	0.75%	1.40%	1.15%	0.50%	0.45%	n/a	0.65%
Emerging Markets Debt Fund	1.25	1.75	n/a	0.80	n/a	n/a	1.00
Multi-Sector Income Fund	1.00	1.50	1.25	0.55	0.50	n/a	0.75
Real Return Fund	0.75	1.40	n/a	n/a	n/a	0.50%	0.60
Strategic Income Opportunities Fund	1.00	1.50	n/a	0.55	n/a	n/a	0.75
Total Return Fund	0.75	1.40	n/a	0.55	n/a	n/a	0.65

The expense limitation agreements were in effect for the year ended February 29, 2012. The contractual expense limitation percentages in the table above are in place until at least June 30, 2012 for Emerging Markets Debt Fund, Real Return Fund, Strategic Income Opportunities Fund and Total Return Fund. The expense limitation percentages in the table above are in place until at least September 14, 2012 for Credit Opportunities Fund. The expense limitation percentages in the table above are in place until at least June 30, 2012 for Class A, Class C, Class R2, Class R5 and Select Class and are in place until at least October 31, 2012 for Class R6 for Multi-Sector Income Fund. In addition, the Funds’ service providers have voluntarily waived fees during the year ended February 29, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended February 29, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Credit Opportunities Fund	$247	$61	$35	$343	$215
Emerging Markets Debt Fund	481	40	260	781	—
Multi-Sector Income Fund	325	55	97	477	75
Real Return Fund	153	4	178	335	—
Strategic Income Opportunities Fund	359	5,126	6,982	12,467	—
Total Return Fund	282	17	284	583	1

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

154	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended February 29, 2012 were as follows (amounts in thousands):

Credit Opportunities Fund	$6
Emerging Markets Debt Fund	36
Multi-Sector Income Fund	156
Real Return Fund	3
Strategic Income Opportunities Fund	17,236
Total Return Fund	141

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Funds. The amounts paid directly to JPMCB by the Funds for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 29, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended February 29, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended February 29, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Credit Opportunities Fund	$93,488	$19,381	$5,372	$—
Emerging Markets Debt Fund	714,651	606,244	12,965	13,213
Multi-Sector Income Fund	1,305,609	641,862	14,382	8,404
Real Return Fund	—	102	112,736	105,071
Strategic Income Opportunities Fund	11,662,684	9,782,830	2,895,530	2,331,543
Total Return Fund	1,210,857	1,286,107	23,797	41,279

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 29, 2012, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Credit Opportunities Fund	$111,515	$2,892	$418	$2,474
Emerging Markets Debt Fund	585,403	36,998	7,799	29,199
Multi-Sector Income Fund	758,157	22,548	4,537	18,011
Real Return Fund	139,728	16,305	139	16,166
Strategic Income Opportunities Fund	13,216,803	357,959	209,849	148,110
Total Return Fund	325,716	16,717	5,978	10,739

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, TIPS deflationary adjustment (Multi-Sector Income Fund and Real Return Fund), defaulted bonds offline accrual (Total Return Fund) and mark to market on options purchased (Strategic Income Opportunities Fund).

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

The tax character of distributions paid during the fiscal year ended February 29, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Credit Opportunities Fund	$2,352	$6	$2,358
Emerging Markets Debt Fund	30,513	—	30,513
Multi-Sector Income Fund	15,236	—	15,236
Real Return Fund	3,475	91	3,566
Strategic Income Opportunities Fund	552,037	15,492	567,529
Total Return Fund	21,449	4,165	25,614

The tax character of distributions paid during the fiscal period ended February 28, 2011 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Credit Opportunities Fund (a)	$71	$—	$71
Emerging Markets Debt Fund	16,750	—	16,750
Multi-Sector Income Fund (a)	173	—	173
Real Return Fund	3,628	—	3,628
Strategic Income Opportunities Fund	302,680	—	302,680
Total Return Fund	31,615	533	32,148

(a)	Commencement of operations was December 1, 2010.

At February 29, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Credit Opportunities Fund	$443	$—	$2,398
Emerging Markets Debt Fund	5,914	(65,770)	28,753
Multi-Sector Income Fund	4,274	(5,371)	18,108
Real Return Fund	—	1,707	16,166
Strategic Income Opportunities Fund	37,055	—	122,390
Total Return Fund	940	218	7,271

For the Funds, the cumulative timing differences primarily consist of distributions payable (Credit Opportunities Fund, Multi-Sector Income Fund, Strategic Income Opportunities Fund and Total Return Fund), post-October loss deferrals (Credit Opportunities Fund, Multi-Sector Income Fund, Strategic Income Opportunities Fund and Total Return Fund), mark to market of forward foreign currency contracts (Emerging Markets Debt Fund, Multi-Sector Income Fund and Strategic Income Opportunities Fund), wash sale loss deferrals (Emerging Markets Debt Fund and Real Return Fund), mark to market of futures contracts (Real Return Fund and Total Return Fund) and late-year loss deferrals (Real Return Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 29, 2012, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Markets Debt Fund	$1,644	$—
Multi-Sector Income Fund	2,630	2,741

As of February 29, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
Emerging Markets Debt Fund	$17,782	$46,344	$—	$64,126

156	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

During the year ended February 29, 2012, the following Funds utilized capital loss carryforwards (amounts in thousands):

Real Return Fund	$2,591

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 29, 2012, the Funds deferred to March 1, 2012 post-October capital losses of (amounts in thousands):

	Late Loss Deferral	Short-Term	Long-Term
Credit Opportunities Fund	$—	$1,234	$8
Multi-Sector Income Fund	—	739	1,207
Real Return Fund	425	—	—
Strategic Income Opportunities Fund	—	236,984	—
Total Return Fund	—	867	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Multi-Sector Income Fund, Strategic Income Opportunities Fund and Total Return Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Credit Opportunities Fund	96.9%	—%
Emerging Markets Debt Fund	26.6	49.4
Real Return Fund	—	25.7

Additionally, Real Return Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and TBA securities.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

The Funds are subject to risks associated with securities with contractual cash flows including asset backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Total Return Fund’s investments is comprised of asset backed or mortgage related securities, including securities backed by sub-prime mortgages.

The Emerging Markets Debt, Strategic Income Opportunities and Total Return Funds may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Emerging Markets Debt Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of less political, social or economic instability in these markets may have disruptive effects on the market prices of the Emerging Market Debt Fund’s investments and the income they generate, as well as the Emerging Markets Debt Fund’s ability to repatriate such amounts.

The Funds are subject to the risk that, should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem representative of its value, the value of the Funds’ net assets could be adversely affected.

Exchange Traded Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, foreign forward currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements with certain counterparties allow the Funds and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.E.

8. Other

Lehman Brothers Holdings, Inc. (“Lehman”) filed for bankruptcy on September 15, 2008. As of February 29, 2012, the Real Return Fund and Total Return Fund had outstanding receivables from a subsidiary of Lehman, Lehman Brothers Special Financing, Inc. (“LBSF”) of approximately $5,000 and $77,000, respectively, included in Other assets in the Statements of Assets and Liabilities.

As of February 29, 2012, the Total Return Fund had an outstanding payable to a subsidiary of Lehman, Lehman Brothers, Inc., of approximately $73,000, included in Other payable in the Statements of Assets and Liabilities.

158	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Credit Opportunities Fund , JPMorgan Emerging Markets Debt Fund, JPMorgan Multi-Sector Income Fund, JPMorgan Real Return Fund, JPMorgan Strategic Income Opportunities Fund and JPMorgan Total Return Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Credit Opportunities Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Multi-Sector Income Fund, JPMorgan Real Return Fund, JPMorgan Strategic Income Opportunities Fund and JPMorgan Total Return Fund (hereafter referred to as the “Funds”) at February 29, 2012, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 27, 2012

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	159

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

160	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	161

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

162	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2011, and continued to hold your shares at the end of the reporting period, February 29, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
Credit Opportunities Fund
Class A
Actual	$1,000.00	$1,036.00	$3.80	0.75%
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class C
Actual	1,000.00	1,032.90	7.08	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Class R2
Actual	1,000.00	1,035.20	5.82	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15
Class R5
Actual	1,000.00	1,038.50	2.53	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Class R6
Actual	1,000.00	1,038.80	2.28	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Select Class
Actual	1,000.00	1,037.70	3.29	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65

Emerging Markets Debt Fund
Class A
Actual	1,000.00	1,052.90	6.33	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,051.30	8.87	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	163

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
Emerging Markets Debt Fund (continued)
Class R5
Actual	$1,000.00	$1,055.80	$4.04	0.79%
Hypothetical	1,000.00	1,020.93	3.97	0.79
Select Class
Actual	1,000.00	1,055.10	5.06	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

Multi-Sector Income Fund
Class A
Actual*	1,000.00	1,039.80	4.92	0.97
Hypothetical*	1,000.00	1,020.04	4.87	0.97
Class C
Actual*	1,000.00	1,038.30	7.45	1.47
Hypothetical*	1,000.00	1,017.55	7.37	1.47
Class R2
Actual*	1,000.00	1,039.50	6.19	1.22
Hypothetical*	1,000.00	1,018.80	6.12	1.22
Class R5
Actual*	1,000.00	1,042.00	2.64	0.52
Hypothetical*	1,000.00	1,022.28	2.61	0.52
Class R6
Actual**	1,000.00	1,038.70	1.50	0.45
Hypothetical*	1,000.00	1,022.63	2.26	0.45
Select Class
Actual*	1,000.00	1,040.90	3.65	0.72
Hypothetical*	1,000.00	1,021.28	3.62	0.72

Real Return Fund
Class A
Actual	1,000.00	1,042.20	3.81	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class C
Actual	1,000.00	1,038.50	7.10	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Institutional Class
Actual	1,000.00	1,042.20	2.54	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Select Class
Actual	1,000.00	1,042.10	3.05	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60

Strategic Income Opportunities Fund
Class A
Actual	1,000.00	1,026.50	4.43	0.88
Hypothetical	1,000.00	1,020.49	4.42	0.88
Class C
Actual	1,000.00	1,024.00	6.94	1.38
Hypothetical	1,000.00	1,018.00	6.92	1.38
Class R5
Actual	1,000.00	1,028.70	2.17	0.43
Hypothetical	1,000.00	1,022.73	2.16	0.43
Select Class
Actual	1,000.00	1,027.80	3.18	0.63
Hypothetical	1,000.00	1,021.73	3.17	0.63

164	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Beginning Account Value, September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
Total Return Fund
Class A
Actual	$1,000.00	$1,035.30	$3.54	0.70%
Hypothetical	1,000.00	1,021.38	3.52	0.70
Class C
Actual	1,000.00	1,032.20	6.82	1.35
Hypothetical	1,000.00	1,018.15	6.77	1.35
Class R5
Actual	1,000.00	1,036.20	2.53	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Select Class
Actual	1,000.00	1,035.80	3.04	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 120/366 (to reflect the actual period). Commencement of offering of class of shares was November 1, 2011.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	165

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 29, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Long-Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 29, 2012 (amounts in thousands):

Long-Term Capital Gain Distribution
Credit Opportunities Fund	$6
Real Return Fund	91
Strategic Income Opportunities Fund	15,492
Total Return Fund	4,165

Short Term Gains and Qualified Interest Income (QII)

For the fiscal year ended February 29, 2012, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income and short-term capital gain (amounts in thousands):

	Qualified Interest Income	Short-Term Gain
Credit Opportunities Fund	$—	$163
Strategic Income Opportunities Fund	—	180,236
Total Return Fund	9,051	11,605

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 29, 2012:

Income from U.S. Treasury Obligations
Real Return Fund	99.90%
Total Return Fund	5.45

166	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. February 2012.	AN-INC-212

Annual Report

J.P. Morgan Money Market Funds

February 29, 2012

JPMorgan California Municipal Money Market Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MARCH 14, 2012 (Unaudited)

Dear Shareholder:

“Risk on, risk off” was the mantra for 2011. Assets perceived as risky moved en masse as investors adjusted their portfolios in response to unexpected sources of distress and updates on known problems — the European debt crisis, political strife in the Middle East, the earthquake and subsequent tsunami in Japan and the credit rating of debt issued by the United States.

“Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.”

So far in 2012, improving U.S. economic data and aggressive measures taken by the European Central Bank to curb the region’s debt crisis have sustained investors’ appetite for risk. Since January 1, 2012, equities have rallied strongly and outperformed fixed income securities.

U.S. Stocks Outperform

While the “risk on, risk off” market environment caused elevated correlations within individual asset classes, stock returns across market capitalizations, countries and investment styles varied during the twelve months ended February 29, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.1% versus the -6.8% and 1.8% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (gross of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (gross of foreign withholding taxes), respectively. Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Yields for U.S. Treasuries Remain Near Historical Lows

Despite historically low yields and a credit downgrade, investors continued to invest in U.S. Treasury securities. The yield for 10-year U.S. Treasury securities ended February 2012 below 2% and reached its lowest level since 1950 in September 2011. The yield on the 2-year U.S. Treasury note began the reporting period at 0.7% and dropped to 0.3% at the end of February

2012. Meanwhile, the yield on the 30-year U.S. Treasury bond declined from 4.5% to 3.1% as of the end of the twelve months ended February 29, 2012.

Interest rates have increased in March 2012 but yields remain at historically low levels. Nonetheless, many investors have renewed their focus on the longer-term impact of rising interest rates on their fixed income investments. In addition, many investors view the unprecedented quantitative easing by the U.S. Federal Reserve as kindling for inflation if the U.S. economic recovery continues to take hold.

Maintain a Diversified Portfolio

Several indicators suggest that a U.S. economic recovery is gaining traction — the labor market has shown signs of healing, while recent retail and auto sales have been strong. Meanwhile, soaring year-to-date returns for emerging markets stocks reflect investors’ optimism surrounding the prospects for growth in these countries. Of course, risks remain. Many investors worry that the pace of China’s robust economic growth could decelerate, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. In addition, political turmoil in the Middle East persists, while Europe faces pockets of recession in the midst of its ongoing debt crisis.

Indeed, despite the recent rally in stock markets uncertainty in the current environment is widespread, making diversification even more critical to long-term investment success. Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan California Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	E*Trade, Morgan and Service
Net Assets as of 2/29/2012	$1.4 Billion
Weighted Average Maturity^	22 days
Weighted Average Life^^	22 days

MATURITY SCHEDULE**^
1 day	0.4%
2–7 days	83.8
8–30 days	1.2
31–60 days	3.4
61–90 days	1.7
91–180 days	7.9
181+ days	1.6

7-DAY SEC YIELD (1)
E*Trade Shares	0.01%
Morgan Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for E*Trade Shares, Morgan Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.81)%, (0.36)% and (0.81)% for E*Trade Shares, Morgan Shares and Service Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of February 29, 2012.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

JPMorgan Michigan Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 2/29/2012	$151.7 Million
Weighted Average Maturity^.	19 days
Weighted Average Life^^	19 days

MATURITY SCHEDULE**^
1 day	15.3%
2–7 days	76.7
31–60 days	1.3
91–180 days	2.7
181+ days	4.0

7-DAY SEC YIELD (1)
Morgan Shares	0.00%
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.39)%, (0.24)% and (0.49)% for Morgan Shares, Premier Shares and Reserve Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of February 29, 2012.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan New York Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	New York short-term municipal obligations
Suggested investment time frame.	Short-term
Share classes offered	E*Trade, Morgan, Reserve and Service
Net Assets as of 2/29/2012	$1.4 Billion
Weighted Average Maturity^	22 days
Weighted Average Life^^	22 days

MATURITY SCHEDULE**^
1 day	3.4%
2–7 days	87.4
91–180 days	6.4
181+ days	2.8

7-DAY SEC YIELD (1)
E*Trade Shares	0.01%
Morgan Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.79)%, (0.34)%, (0.44)% and (0.79)% for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of February 29, 2012.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

JPMorgan Ohio Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Reserve and Service
Net Assets as of 2/29/2012	$76.8 Million
Weighted Average Maturity^	10 days
Weighted Average Life^^	10 days

MATURITY SCHEDULE**^
1 day	17.4%
2–7 days	79.3
61–90 days	0.7
91–180 days	1.3
181+ days	1.3

7-DAY SEC YIELD (1)
Morgan Shares	0.00%
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.54)%, (0.39)%, (0.64)% and (0.99)% for Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of February 29, 2012.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Commercial Paper — 8.5% (n)
	California — 8.5%
	California Statewide Communities Development Authority,
20,000	0.240%, 05/01/12 - 08/12/12	20,000
15,000	0.260%, 08/15/12	15,000
20,000	0.270%, 11/01/12	20,000
14,209	City of San Jose, 0.190%, 03/12/12	14,209
	San Diego County Water Authority,
10,000	0.200%, 04/04/12	10,000
28,600	0.220%, 04/12/12	28,600
8,365	San Gabriel Valley Council of Governments, 0.220%, 04/12/12	8,365
3,100	Woodland Finance Authority, 0.150%, 03/13/12	3,100

	Total Commercial Paper (Cost $119,274 )	119,274

Daily Demand Notes — 0.4%
	California — 0.4%
500	California Educational Facilities Authority, Chapman University, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 03/01/12	500
400	California Health Facilities Financing Authority, Hospital Adventist, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 03/01/12	400
1,900	California Municipal Finance Authority, Chevron USA, Recovery Zone, Rev., VRDO, 0.120%, 03/01/12	1,900
400	City of Irvine, Improvement Bond Act of 1915, District No. 03-19, Special Assessment, Series B, VRDO, LOC: U.S. Bank N.A., 0.120%, 03/01/12	400
2,700	Orange County Sanitation District, Series B, COP, VRDO, 0.120%, 03/01/12	2,700

	Total Daily Demand Notes (Cost $5,900 )	5,900

Municipal Bonds — 7.3%
	California — 7.3%
6,700	Ceres Unified School District, GO, TRAN, 3.000%, 05/01/12	6,727
5,000	City of Los Angeles, GO, TRAN, 2.500%, 04/30/12	5,018
8,000	City of Oakland, GO, TRAN, 2.000%, 06/29/12	8,042
10,000	County of Riverside, Series B, GO, TRAN, 2.000%, 06/29/12	10,055
10,000	Kern County, GO, TRAN, 3.000%, 06/29/12	10,089
5,500	Los Angeles County, Series C, GO, TRAN, 2.500%, 06/29/12	5,538

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
7,400	Petaluma City Elementary School District, GO, TRAN, 1.500%, 06/01/12	7,420
2,150	San Bernardino County Transportation Authority, Series A, Rev., 4.000%, 05/01/12	2,163
5,000	South Coast Local Education Agencies, Series A, Rev., TRAN, 2.000%, 06/29/12	5,027
39,320	State of California, Series A-2, Rev., 2.000%, 06/26/12	39,527
3,000	Western Placer Unified School District, GO, TRAN, 2.000%, 10/04/12	3,023

	Total Municipal Bonds (Cost $102,629 )	102,629

Semi-Annual Demand Note — 0.6%
	California — 0.6%
8,330	Deutsche Bank Spears/Lifers Trust Various States, Series DB-324, GO, VRDO, LIQ: Deutsche Bank AG, 0.220%, 03/07/12 Total Semi-Annual Demand Notes (Cost $8,330)	8,330

Weekly Demand Notes — 75.9%
	California — 74.7%
1,100	Abag Finance Authority for Nonprofit Corps. Housing, Arbors Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/07/12	1,100
6,750	Abag Finance Authority for Nonprofit Corps., Branson School, Rev., VRDO, LOC: Northern Trust Co., 0.130%, 03/07/12	6,750
7,280	Abag Finance Authority for Nonprofit Corps., San Francisco Friends School, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/07/12	7,280
9,795	Abag Finance Authority for Nonprofit Corps., YMCA San Francisco, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.160%, 03/07/12	9,795
6,580	Abag Finance Authority for Nonprofit Corps., Zoological Society, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/07/12	6,580
20,000	Anaheim Public Financing Authority, Series ROCS-RR-II-R-861, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.310%, 03/07/12	20,000
	Austin Trust,
3,180	Series 2008-1134, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.360%, 03/07/12	3,180
5,315	Series 2008-1154, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.260%, 03/07/12	5,315

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	California — Continued
6,665	Series 2008-3039X, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.260%, 03/07/12	6,665
8,680	Series 2008-3301, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.360%, 03/07/12	8,680
	Barclays Capital Municipal Trust Receipts,
5,200	Series 11B, Rev., VRDO, LIQ: Barclays Bank plc, 0.140%, 03/07/12 (e)	5,200
8,690	Series 22B, GO, VRDO, LIQ: Barclays Bank plc, 0.220%, 03/07/12 (e)	8,690
8,945	Series 23B, Rev., VRDO, LIQ: Barclays Bank plc, 0.150%, 03/07/12 (e)	8,945
3,750	Series 2W, Rev., VRDO, LIQ: Barclays Bank plc, 0.150%, 03/07/12 (e)	3,750
4,700	Series 8B, Rev., VRDO, LIQ: Barclays Bank plc, 0.150%, 03/07/12 (e)	4,700
2,000	Bay Area Toll Authority, California Toll Sanitary Francisco Bay Area, Series D-1, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.110%, 03/07/12	2,000
2,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Toll Bridge, Series C-4, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.140%, 03/07/12	2,000
100	Beaumont Utility Authority, Wastewater Enterprise Project, Series A, Rev., VRDO, LOC: Union Bank of CA N.A., 0.120%, 03/07/12	100
	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project,
1,400	Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 03/07/12	1,400
4,800	Rev., VRDO, LOC: Union Bank of CA N.A., 0.170%, 03/07/12	4,800
20,000	California Health Facilities Financing Authority, St. Joseph Health System, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.120%, 03/07/12	20,000
7,950	California Housing Finance Agency, Series 3206, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.460%, 03/07/12 (e)	7,950
3,425	California Housing Finance Agency, Multi-Family Housing, Series B, Rev., VRDO, LOC: FNMA, 0.130%, 03/07/12	3,425
4,620	California Housing Finance Agency, Multi-Family Housing, Mission Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 03/07/12	4,620
4,900	California Housing Finance Agency, Single-Family, Home Mortgage, Series K, Rev., VRDO, AMT, LOC: FHLMC, 0.120%, 03/07/12	4,900

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
4,775	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of CA N.A., 0.180%, 03/07/12	4,775
2,640	California Infrastructure & Economic Development Bank, Kruger & Sons, Inc. Project, Rev., VRDO, AMT, LOC: Bank of The West, 0.230%, 03/07/12	2,640
4,540	California Infrastructure & Economic Development Bank, M.A. Silva Corks USA LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.380%, 03/07/12	4,540
11,320	California Municipal Finance Authority, Boy Scouts America, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/07/12	11,320
10,000	California Municipal Finance Authority, Westmont College, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.140%, 03/07/12	10,000
5,000	California State Department of Veterans Affairs, Series ROCS-RR-II-R-11444, Rev., VRDO, LIQ: Citibank N.A., 0.220%, 03/07/12	5,000
5,685	California State University, Series 3170X, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.260%, 03/07/12 (e)	5,685
	California Statewide Communities Development Authority,
8,075	Series 2089, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.190%, 03/07/12	8,075
9,590	Series 3048, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.280%, 03/07/12 (e)	9,590
21,660	California Statewide Communities Development Authority, Cathedral High School Project, Rev., VRDO, 0.230%, 03/07/12	21,660
14,900	California Statewide Communities Development Authority, Gas Supply, Rev., VRDO, 0.150%, 03/07/12	14,900
8,500	California Statewide Communities Development Authority, Health Facility Community Hospital, Rev., VRDO, LOC: U.S. Bank N.A., 0.110%, 03/07/12	8,500
	California Statewide Communities Development Authority, Kaiser Permanente,
10,000	Series A, Rev., VRDO, 0.130%, 03/07/12	10,000
16,200	Series B, Rev., VRDO, 0.130%, 03/07/12	16,200
400	Series L, Rev., VRDO, 0.130%, 03/07/12	400
5,620	California Statewide Communities Development Authority, Multi-Family Housing, Golden Age Garden Apartments, Series H, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/07/12	5,620

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	California — Continued
2,700	California Statewide Communities Development Authority, Multi-Family Housing, Hermosa Vista Apts, Series XX, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/07/12	2,700
3,210	California Statewide Communities Development Authority, Multi-Family Housing, Horizons Indio, Series F, Rev., VRDO, LOC: Citibank N.A., 0.220%, 03/07/12	3,210
6,500	California Statewide Communities Development Authority, Multi-Family Housing, Mariners Pointe, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/07/12	6,500
6,000	California Statewide Communities Development Authority, Multi-Family Housing, Oakmont Concord Project, Series Q, Rev., VRDO, FNMA, LIQ: FNMA, 0.140%, 03/07/12	6,000
14,000	California Statewide Communities Development Authority, New Morgan Hill Country School, Rev., VRDO, LOC: Comerica Bank, 0.170%, 03/07/12	14,000
9,585	City of Corcoran, Water System Project, COP, VRDO, LOC: Union Bank of CA N.A., 0.160%, 03/07/12	9,585
3,180	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/07/12	3,180
4,750	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.140%, 03/07/12	4,750
600	City of Livermore, Capital Improvement Projects, COP, VRDO, LOC: U.S. Bank N.A., 0.140%, 03/07/12	600
6,400	City of Livermore, Multi-Family Housing, Diablo Vista Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/12	6,400
8,185	City of Los Angeles, Wastewater Systems, EAGLE, Series 2006-0013, Class A, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.160%, 03/07/12	8,185
3,500	City of Manhattan Beach, COP, VRDO, LOC: Bank of America N.A., 0.230%, 03/07/12	3,500
3,025	City of Modesto, Multi-Family Housing, Valley Oak Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.130%, 03/07/12	3,025
4,000	City of Modesto, Multi-Family Housing, Westdale Commons, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/12	4,000
9,700	City of Ontario, Multi-Family Housing, Park Centre Apartments, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.120%, 03/07/12	9,700

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
8,200	City of Pasadena, Series A, COP, VRDO, LOC: Bank of America N.A., 0.180%, 03/07/12	8,200
4,800	City of Riverside, Electric Revenue, Series 2008 A, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/07/12	4,800
900	City of Vacaville, Multi-Family Housing, Sycamores Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	900
5,900	City of Walnut Creek, Multi-Family Housing, Creekside Drive, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.130%, 03/07/12	5,900
5,600	Contra Costa County Housing Authority, Multi-Family Housing, Lakeshore, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.110%, 03/07/12	5,600
	Deutsche Bank Spears/Lifers Trust Various States,
8,425	Series DB-304, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	8,425
8,365	Series DB-419, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	8,365
23,725	Series DB-422, GO, VRDO, AGM, NATL-RE, AMBAC, FGIC, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	23,725
11,600	Series DB-424, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12 (e)	11,600
8,260	Series DB-429, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	8,260
7,265	Series DB-629, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	7,265
14,780	Series DB-634, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	14,780
8,127	Series DB-648, GO, VRDO, AGM, NATL-RE, FGIC, LIQ: Deutsche Bank AG, 0.250%, 03/07/12	8,127
12,549	Series DB-657, GO, VRDO, AGC, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	12,549
10,000	Series DB-665, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.260%, 03/07/12	10,000
5,530	Series DB-681, Rev., VRDO, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	5,530
11,770	Series DBE-1011, Rev., VRDO, LIQ: Deutsche Bank AG, 0.260%, 03/07/12 (e)	11,770
6,700	Deutsche Bank Spears/Lifers Trust Various States, Tax Allocation, Series DB-294, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	6,700
7,990	Eclipse Funding Trust, Solar Eclipse, California, Series 2006-0065, Rev., VRDO, LIQ: U.S.Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	7,990

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	California — Continued
8,070	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., VRDO, AGM, LIQ: U.S.Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	8,070
13,330	Eclipse Funding Trust, Solar Eclipse, Sacramento, Series 2006-0079, COP, VRDO, LIQ: U.S.Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	13,330
10,460	Eclipse Funding Trust, Solar Eclipse, San Jose, Series 2007-0037, Rev., VRDO, LIQ: U.S.Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	10,460
10,535	Eclipse Funding Trust, Solar Eclipse, San Mateo, Tax Allocation, Series 2006-0052, VRDO, LIQ: U.S.Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	10,535
7,015	Eclipse Funding Trust, Solar Eclipse, Santa Cruz, Tax Allocation, Series 2006-0031, VRDO, LIQ: U.S.Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	7,015
5,000	Golden State Tobacco Securitization Corp, Series 2215, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.310%, 03/07/12	5,000
7,425	Grossmont-Cuyamaca Community College District, Series ROCS-RR-II-R-11519, GO, VRDO, AGC, LIQ: Citibank N.A., 0.180%, 03/07/12	7,425
490	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/12	490
4,100	Irvine Ranch Water District, Nos. 105, 140, 240, 250, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.120%, 03/07/12	4,100
8,255	Lake Elsinore Recreation Authority, Public Facilities Project, Series A, Rev., VRDO, LOC: Citibank N.A., 0.160%, 03/07/12	8,255
3,965	Long Beach Unified School District, Series 3022, GO, VRDO, LIQ: Morgan Stanley Bank, 0.260%, 03/07/12 (e)	3,965
	Los Angeles Community College District,
10,800	Series ROCS-RR-II-R-11768, GO, VRDO, AGM-CR-FGIC, LIQ: Citibank N.A., 0.190%, 03/07/12 (e)	10,800
5,750	Series ROCS-RR-II-R-11773, GO, VRDO, LIQ: Citibank N.A., 0.160%, 03/07/12 (e)	5,750
2,700	Los Angeles Community Redevelopment Agency, Met Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.090%, 03/07/12	2,700

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
1,586	Los Angeles Community Redevelopment Agency, Views at 270, Series A, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/07/12	1,586
3,400	Los Angeles County Community Development Commission, Willowbrook Project, COP, VRDO, LOC: Wells Fargo Bank N.A., 0.190%, 03/07/12	3,400
6,040	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/07/12	6,040
3,200	Los Angeles County, Multi-Family Housing, 1984 Issue, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.130%, 03/07/12	3,200
1,325	Los Angeles County, Multi-Family Housing, Valencia Housing Project, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.140%, 03/07/12	1,325
20,000	Los Angeles Unified School District, Administration Building Project, Series A, COP, VRDO, LOC: Bank of America N.A., 0.220%, 03/07/12	20,000
13,000	Metropolitan Water District of Southern California, Series A-2, Rev., VRDO, 0.120%, 03/07/12	13,000
14,750	Modesto Irrigation District Financing Authority, Municipal Securities Trust Receipts, Series A, Class A, Rev., VRDO, NATL-RE, LIQ: Societe Generale, LOC: Societe Generale, 0.750%, 03/07/12	14,750
2,135	Orange County Housing Authority, Multi-Family Housing, Lantern Pines Project, Series CC, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	2,135
5,900	Orange County, Riverbend, Series B, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.120%, 03/07/12	5,900
1,810	Orange County, Villas La Paz, Series F, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	1,810
5,250	Orange County, WLCO LF Partners, Series G3, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/12	5,250
5,800	Pittsburg Public Financing Authority, Rev., VRDO, LOC: Bank of The West, 0.420%, 03/07/12	5,800
	Puttable Floating Option Tax-Exempt Receipts,
5,000	Series PT-4433, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.150%, 03/07/12	5,000
6,960	Series PT-4574, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.360%, 03/07/12	6,960

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	California — Continued
3,340	Series PT-4665, Rev., VRDO, LIQ: Bank of America N.A., 0.220%, 03/07/12 (e)	3,340
5,000	Series PT-4671, Rev., VRDO, LIQ: Bank of America N.A., 0.360%, 03/07/12 (e)	5,000
11,480	Series PT-4672, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.320%, 03/07/12 (e)	11,480
4,000	Series PT-4694, Rev., VRDO, LIQ: Bank of America N.A., 0.220%, 03/07/12 (e)	4,000
10,270	Series PT-4698, Rev., VRDO, AMBAC, LIQ: Bank of America N.A., 0.420%, 03/07/12 (e)	10,270
20,000	RBC Municipal Products, Inc. Trust, Series E-21, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.200%, 03/07/12 (e)	20,000
	Sacramento County Sanitation Districts Financing Authority, Municipal Securities Trust Receipts,
23,900	Series SGC-48, Class A, Rev., VRDO, FGIC, LIQ: Societe Generale, LOC: Societe Generale, 0.750%, 03/07/12	23,900
4,700	Series SGC-49, Class A, Rev., VRDO, FGIC, LIQ: Societe Generale, LOC: Societe Generale, 0.750%, 03/07/12 (e)	4,700
5,000	Sacramento County, Airport Systems, Series ROCS-RR-II-R-11977, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.170%, 03/07/12 (e) (m)	5,000
1,300	Sacramento Housing Authority, Multi-Family Housing, Lofts at Natomas Apartments, 0.140%, 03/07/12	1,300
2,200	San Bernardino County, Multi-Family Housing, Rosewood Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	2,200
800	San Bernardino County, Multi-Family Housing, Somerset Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.140%, 03/07/12	800
3,700	San Diego County Foundation, COP, VRDO, LOC: U.S. Bank N.A., 0.140%, 03/07/12	3,700
2,600	San Francisco City & County Airports Commission, Second Series, Series 36C, Rev., VRDO, LOC: U.S. Bank N.A., 0.110%, 03/07/12	2,600
19,465	San Francisco City & County Public Utilities Commission, Series 2190, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.210%, 03/07/12	19,465
30,865	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.320%, 03/07/12	30,865

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
1,000	San Francisco City & County Redevelopment Agency, Maria Manor Apartments, Series F, Rev., VRDO, LOC: Citibank N.A., 0.150%, 03/07/12	1,000
1,000	San Francisco City & County, Multi-Family Housing, Folsom Dore Apartment Project, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/07/12	1,000
2,169	San Jose, Multi-Family Housing, Sunset Square Apartments Project, Series E, Rev., VRDO, LOC: Citibank N.A., 0.200%, 03/07/12	2,169
1,220	San Rafael Redevelopment Agency, Multi-Family Housing, Commons Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/07/12	1,220
3,100	Santa Ana Housing Authority, Multi-Family Housing, Harbor Pointe Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.130%, 03/07/12	3,100
1,200	Santa Clara County Financing Authority, Housing Authority Office Project, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.140%, 03/07/12	1,200
14,000	Santa Clara County Financing Authority, Multiple Facilities Projects, Series M, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/07/12	14,000
10,265	Santa Clara Valley Transportation Authority, Series C, Rev., VRDO, 0.130%, 03/07/12	10,265
600	Southern California Public Power Authority, Palo Verde, Subseries B, Rev., VRDO, LOC: Citibank N.A., 0.150%, 03/07/12	600
30,355	State of California, Economic Recovery, Series C-11, GO, VRDO, LOC: BNP Paribas, 0.300%, 03/07/12	30,355
	State of California, Kindergarten,
9,800	Series A6, GO, VRDO, LOC: Citibank N.A., 0.140%, 03/07/12	9,800
2,500	Series A8, GO, VRDO, LOC: Citibank N.A., 0.140%, 03/07/12	2,500
2,015	Town of Windsor, Multi-Family Housing, Oakmont at Windsor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/07/12	2,015
	University of California,
4,495	Series 1119, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.260%, 03/07/12	4,495
42,980	Series 2902, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Bank, 0.260%, 03/07/12	42,980
4,000	Upland Housing Authority, Multi-Family Housing, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/07/12	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	California — Continued
	Wells Fargo Stage Trust,
9,725	Series 2009-37C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.160%, 03/07/12 (e)	9,725
8,700	Series 55C, GO, VRDO, AMBAC, LIQ: Wells Fargo Bank N.A., 0.270%, 03/07/12 (e)	8,700
2,245	Series 68C, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.160%, 03/07/12 (e)	2,245
175	Series 75Z, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.160%, 03/07/12 (e)	175
225	Series 91Z, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.160%, 03/07/12 (e)	225

		1,046,991

	Puerto Rico — 1.2%
16,700	Commonwealth of Puerto Rico Public Improvement, Series C, GO, VRDO, AGM, LOC: Barclays Bank plc, 0.140%, 03/07/12	16,700

	Total Weekly Demand Notes (Cost $1,063,691 )	1,063,691

SHARES
Variable Rate Demand Preferred Shares — 7.6%
20,000	BlackRock MuniYield California Fund, Inc., LIQ: Citibank N.A., 0.280%, 03/07/12 # (e)	20,000
35,000	Nuveen California Dividend Advantage Municipal Fund, Inc., LIQ: Citibank N.A., 0.310%, 03/07/12 # (e)	35,000

SHARES	SECURITY DESCRIPTION	VALUE($)

Variable Rate Demand Preferred Shares — Continued
10,000	Nuveen California Investment Quality Fund, Inc., VAR, LIQ: Citibank N.A., 0.280%, 03/07/12 # (e)	10,000
9,000	Nuveen California Performance Plus Municipal Fund, Inc., VAR, LIQ: Citibank N.A., 0.280%, 03/07/12 # (e)	9,000
26,500	Nuveen California Quality Premium Income Municipal Fund, Inc., VAR, LIQ: Deutsche Bank AG, 0.300%, 03/07/12 # (e)	26,500
6,000	Nuveen California Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.280%, 03/07/12 # (e)	6,000

	Total Variable Rate Demand Preferred Shares (Cost $106,500)	106,500

	Total Investments — 100.3% (Cost $1,406,324)*	1,406,324
	Liabilities in Excess of Other Assets — (0.3)%	(3,603)

	NET ASSETS — 100.0%	$1,402,721

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Daily Demand Notes — 15.3%
	Michigan — 15.3%
1,970	Farmington Hills Hospital Finance Authority, Botsford Obligated, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.150%, 03/01/12	1,970
2,720	Michigan State Hospital Finance Authority, Crittenton Hospital, Series A, Rev., VRDO, LOC: Comerica Bank, 0.160%, 03/01/12	2,720
9,215	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.180%, 03/01/12	9,215
	Michigan State Housing Development Authority, Rental Housing,
6,645	Series A, Rev., VRDO, AMT, AGM, 0.500%, 03/01/12	6,645
1,385	Series C, Rev., VRDO, AMT, AGM, 0.500%, 03/01/12	1,385
	University of Michigan, Hospital,
300	Series A, Rev., VRDO, 0.130%, 03/01/12	300
900	Series A-2, Rev., VRDO, 0.130%, 03/01/12	900

	Total Daily Demand Notes (Cost $23,135)	23,135

Municipal Bonds — 4.0%
	Michigan — 4.0%
4,000	Michigan Finance Authority, Series C-1, Rev., 2.000%, 08/20/12	4,026
2,000	Michigan State Housing Development Authority, Series A, Rev., 1.375%, 04/01/12	2,001

	Total Municipal Bonds (Cost $6,027)	6,027

Weekly Demand Notes — 74.8%
	Michigan — 74.8%
	Austin Trust,
1,575	Series 2007-1009, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.330%, 03/07/12 (m)	1,575
830	Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.290%, 03/07/12	830
1,000	City of Grand Rapids, Clipper Belt Lacer Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.470%, 03/07/12	1,000
	Detroit City School District,
4,100	Series ROCS-RR-II-R-11784, GO, VRDO, AGM, Q-SBLF, LIQ: Citibank N.A., 0.310%, 03/07/12 (e)	4,100
8,700	Series ROCS-RR-II-R-12251, GO, VRDO, BHAC-CR, AGM-CR, FGIC, Q-SBLF, 0.310%, 03/07/12 (e)	8,700
	Deutsche Bank Spears/Lifers Trust Various States,
385	Series DB-302, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	385

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — Continued
4,540	Series DBE-711, Rev., VRDO, LIQ: Deutsche Bank Trust Services, 0.220%, 03/07/12 (e)	4,540
7,430	Series DBE-1010, Rev., VRDO, LIQ: Deutsche Bank AG, 0.260%, 03/07/12 (e)	7,430
5,000	Eclipse Funding Trust, Solar Eclipse, Detroit, Series 2006-0001, GO, VRDO, AGM, Q-SBLF, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 03/07/12	5,000
4,865	Holt Public Schools, GO, VRDO, Q-SBLF, 0.260%, 03/07/12	4,865
1,935	Jackson County Economic Development Corp., Melling Tool Co. Project, Rev., VRDO, LOC: Comerica Bank, 0.260%, 03/07/12	1,935
500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.260%, 03/07/12	500
890	Michigan Higher Education Facilities Authority, Law School Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 03/07/12	890
6,100	Michigan State Hospital Finance Authority, Ascension Health, Series F-8, Rev., VRDO, 0.250%, 09/26/12 (i)	6,100
3,900	Michigan State Housing Development Authority, Canterbury Housing, Limited Obligation, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 0.280%, 03/07/12	3,900
1,475	Michigan State Housing Development Authority, Multi-Family Housing, Series C, Rev., VRDO, AMT, 0.140%, 03/07/12	1,475
2,960	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/07/12	2,960
4,090	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/07/12	4,090
300	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/07/12	300
1,000	Michigan State Housing Development Authority, Non AMT, Non ACE, Series D, Rev., VRDO, LOC: FNMA, 0.130%, 03/07/12	1,000
	Michigan State Housing Development Authority, Rental Housing,
1,500	Series C, Rev., VRDO, AMT, 0.130%, 03/07/12	1,500
425	Series D, Rev., VRDO, AMT, 0.140%, 03/07/12	425

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Michigan — Continued
	Michigan State Housing Development Authority, Single Family Housing,
6,180	Series B, Rev., VRDO, AMT, LOC: FNMA, 0.150%, 03/07/12	6,180
800	Series D, Rev., VRDO, AMT, 0.160%, 03/07/12	800
1,800	Michigan State University, Rev., VRDO, 0.210%, 03/07/12	1,800
800	Michigan Strategic Fund, Artex Label & Graphics, Rev., VRDO, LOC: U.S. Bank N.A., 0.350%, 03/07/12	800
1,400	Michigan Strategic Fund, B&C Leasing LLC Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.530%, 03/07/12	1,400
1,000	Michigan Strategic Fund, Bayloff Properties LLC Project, Rev., VRDO, LOC: PNC Bank N.A., 0.270%, 03/07/12	1,000
2,010	Michigan Strategic Fund, Enovateit LLC Project, Rev., VRDO, LOC: Comerica Bank, 0.210%, 03/07/12	2,010
1,000	Michigan Strategic Fund, Grayling Generating Project, Rev., VRDO, LOC: Barclays Bank New York, 0.140%, 03/07/12	1,000
970	Michigan Strategic Fund, Merchants LLC Project, Rev., VRDO, LOC: PNC Bank N.A., 0.210%, 03/07/12	970
910	Michigan Strategic Fund, Printing System, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.260%, 03/07/12	910
1,720	Michigan Strategic Fund, Southwest Ventures Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.300%, 03/07/12	1,720
2,400	Michigan Strategic Fund, Sur-Flow Plastics, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.260%, 03/07/12	2,400
500	Michigan Strategic Fund, Transnav Technologies, Inc., Rev., VRDO, LOC: Lasalle Bank Midwest, 0.530%, 03/07/12	500
4,345	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.260%, 03/07/12	4,345
1,630	Oakland County EDC, A&M Label Project, Rev., VRDO, LOC: PNC Bank N.A., 0.210%, 03/07/12	1,630

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — Continued
2,300	Oakland County EDC, Exhibit Enterprises, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.260%, 03/07/12	2,300
	Puttable Floating Option Tax-Exempt Receipts,
1,240	Series MT-631, Rev., VRDO, LIQ: Bank of America N.A., 1.250%, 03/07/12 (e)	1,240
3,750	Series PT-4700, Rev., VRDO, LIQ: Bank of America N.A., 0.220%, 03/07/12 (e)	3,750
	RBC Municipal Products, Inc. Trust, Floater Certificates,
4,420	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.200%, 03/07/12	4,420
5,950	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.200%, 03/07/12	5,950
400	Saline Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.260%, 03/07/12	400
4,430	Wells Fargo Stage Trust, Floater Certificates, Series 33C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	4,430

	Total Weekly Demand Notes (Cost $113,455 )	113,455

SHARES
Variable Rate Demand Preferred Shares — 5.9%
5,000	BlackRock MuniYield Michigan Quality Fund II, Inc., LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	5,000
4,000	BlackRock MuniYield Michigan Quality Fund, Inc., LIQ: Citibank N.A., 0.300%, 03/07/12 # (e)	4,000

	Total Variable Rate Demand Preferred Shares (Cost $9,000)	9,000

	Total Investments — 100.0% (Cost $151,617)*	151,617
	Other Assets in Excess of Liabilities — 0.0% (g)	57

	NET ASSETS — 100.0%	$151,674

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Daily Demand Notes — 3.3%
	New York — 3.3%
7,800	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC:Bayerische Landesbank, 0.180%, 03/01/12	7,800
1,750	Metropolitan Transportation Authority, Subseries D-2, Rev., VRDO, LOC:Landesbank Hessen-Thuringen, 0.200%, 03/01/12	1,750
	New York City,
9,150	Series A-3, GO, VRDO, LIQ:Landesbank Hessen-Thuringen, 0.180%, 03/01/12	9,150
4,500	Subseries A-4, GO, VRDO, LOC:Bayerische Landesbank, 0.120%, 03/01/12	4,500
1,300	Subseries E-4, GO, VRDO, LOC:BNP Paribas, 0.130%, 03/01/12	1,300
5,825	New York City Municipal Water Finance Authority, Series F, Subseries F-2, Rev., VRDO, 0.180%, 03/01/12	5,825
2,000	New York City Municipal Water Finance Authority, General Resolution, Subseries FF-1, Rev., VRDO, 0.190%, 03/01/12	2,000
900	New York City Transitional Finance Authority, Future Tax Secured, Series B, Rev., VRDO, 0.120%, 03/01/12	900
7,000	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-E, Rev., VRDO, 0.120%, 03/01/12	7,000
	New York City, Fiscal 2008,
3,105	Subseries J-6, GO, VRDO, LOC:Landesbank Hessen-Thuringen, 0.180%, 03/01/12	3,105
2,950	Subseries J-8, GO, VRDO, 0.210%, 03/01/12	2,950
500	Trust for Cultural Resources, Lincoln Center, Series A-2, Rev., VRDO, LOC:Bank of America N.A., 0.210%, 03/01/12	500

	Total Daily Demand Notes (Cost $46,780 )	46,780

Municipal Bonds — 9.0%
	New York — 9.0%
15,000	Altmar-Parish-Williamstown Central School District, GO, BAN, 1.750%, 07/13/12 (m)	15,043
12,470	Bath Central School District, GO, BAN, 1.500%, 06/15/12	12,470
4,000	East Islip Union Free School District, GO, TAN, 1.500%, 06/29/12	4,008
15,000	Enlarged City School District, GO, BAN, 1.500%, 11/21/12	15,078
5,935	Essex Country, New York, GO, BAN, 1.500%, 11/16/12	5,974
10,000	Franklinville Central School District, GO, BAN, 1.500%, 06/29/12	10,026

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
7,598	Geneva City, GO, BAN, 1.500%, 02/07/13	7,654
3,330	Geneva City School District, GO, BAN, 1.750%, 06/22/12	3,339
10,550	Gouverneur Central School District, GO, BAN, 1.500%, 06/22/12	10,571
10,000	Hannibal Central School District, GO, BAN, 2.000%, 06/29/12	10,040
2,000	Hudson Falls Central School District, GO, BAN, 1.250%, 06/29/12	2,001
7,610	Lackawanna City School District, GO, BAN, 2.000%, 06/14/12	7,630
5,469	Malone Central School District, GO, BAN, 1.500%, 12/28/12	5,499
8,337	Odessa-Montour Central School District, GO, BAN, 1.500%, 06/15/12	8,356
5,000	Schenectady City School District, GO, RAN, 2.000%, 01/18/13	5,044
4,905	Walton Central School District, GO, BAN, 1.500%, 07/13/12	4,919

	Total Municipal Bonds (Cost $127,652 )	127,652

Weekly Demand Notes — 77.7%
	New York — 77.0%
	Austin Trust, Various States,
1,300	Series 2008-1067, Rev., VRDO, LIQ:Bank of America N.A., 0.290%, 03/07/12	1,300
8,955	Series 2008-3004X, Class R, Rev., VRDO, NATL-RE, LIQ:Bank of America N.A., 0.290%, 03/07/12	8,955
2,475	Series 2008-3506, Rev., VRDO, AGM-CR, LIQ:Bank of America N.A., 0.260%, 03/07/12	2,475
	Deutsche Bank Spears/Lifers Trust Various States,
5,820	Series DB-1027X, Rev., VRDO, LIQ:Deutsche Bank A.G., 0.260%, 03/07/12 (e)	5,820
6,265	Series DB-1028X, Rev., VRDO, LIQ:Deutsche Bank A.G., 0.260%, 03/07/12 (e)	6,265
7,770	Series DB-1031X, Rev., VRDO, LIQ:Deutsche Bank A.G., 0.260%, 03/07/12 (e)	7,770
10,000	Series DB-1033X, Rev., VRDO, LIQ:Deutsche Bank A.G., 0.260%, 03/07/12 (e)	10,000
6,450	Series DB-1036X, Rev., VRDO, 0.260%, 03/07/12 (e)	6,450
21,725	Series DBE-1029X, Rev., VRDO, LIQ:Deutsche Bank A.G., 0.260%, 03/07/12 (e)	21,725
14,825	Dutchess County Industrial Development Agency, Marist College Civic Facilities, Series A, Rev., VRDO, LOC:TD Bank N.A., 0.130%, 03/07/12	14,825

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	New York — Continued
225	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, LIQ:U.S. Bank N.A., LOC:U.S. Bank N.A., 0.150%, 03/07/12	225
2,415	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, LIQ:U.S. Bank N.A., LOC:U.S. Bank N.A., 0.150%, 03/07/12	2,415
14,965	Eclipse Funding Trust, Solar Eclipse, New York, Series 2006-0045, Rev., VRDO, AGM, LIQ:U.S. Bank N.A., LOC:U.S. Bank N.A., 0.140%, 03/07/12	14,965
6,035	Erie County Industrial Development Agency (The), Deutsche Bank Spears, Series DB-1054, Rev., VRDO, LIQ:Deutsche Bank A.G., 0.260%, 03/07/12 (e)	6,035
1,640	Franklin County Industrial Development Agency, Trudeau Institute Inc. Project, Rev., VRDO, LOC:HSBC Bank USA N.A., 0.280%, 03/07/12	1,640
	Metropolitan Transportation Authority,
7,400	Series A-1, Rev., VRDO, LOC:Morgan Stanley Bank, 0.150%, 03/07/12	7,400
11,385	Series ROCS-RR-II-R-12299, Rev., VRDO, BHAC-CR, MBIA, 0.160%, 03/07/12 (e)	11,385
27,300	Subseries D-1, Rev., VRDO, LOC:Landesbank Hessen-Thuringen, 0.190%, 03/07/12	27,300
5,100	Nassau Health Care Corp., Rev., VRDO, LOC:TD Bank N.A., 0.120%, 03/07/12	5,100
	New York City,
11,250	Series 3015, GO, VRDO, LIQ:Morgan Stanley Bank, 0.260%, 03/07/12 (e)	11,250
10,230	Series B4, GO, VRDO, 0.200%, 03/07/12	10,230
2,000	Series E, Subseries E-4, GO, VRDO, LOC:Bank of America N.A., 0.170%, 03/07/12	2,000
3,800	Series F-5, GO, VRDO, LOC:Bayerische Landesbank, 0.190%, 03/07/12	3,800
2,700	Subseries A-3, GO, VRDO, LOC:Morgan Stanley Bank, 0.120%, 03/07/12	2,700
24,500	Subseries A-6, GO, VRDO, LOC:Mizuho Corporate Bank, 0.120%, 03/07/12	24,500
15,560	Subseries A-6, GO, VRDO, LOC:Helaba, 0.190%, 03/07/12	15,560
3,550	Subseries C-2, GO, VRDO, LOC:Bayerische Landesbank, 0.190%, 03/07/12	3,550
14,670	Subseries H-2, GO, VRDO, LOC:Bank of NY Mellon, 0.100%, 03/07/12	14,670
1,225	New York City Capital Resources Corp., Loan Enhanced Assistance, Series B, Rev., VRDO, LOC:Bank of America N.A., 0.280%, 03/07/12	1,225

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
9,950	New York City Housing Development Corp., Series 2899, Rev., VRDO, LIQ:Morgan Stanley Bank, 0.260%, 03/07/12	9,950
	New York City Housing Development Corp., Multi-Family Housing,
6,900	Series A, Rev., VRDO, FNMA, LIQ:FNMA, 0.130%, 03/07/12	6,900
6,970	Series ROCS-RR-II-R-13100, Rev., VRDO, LIQ:Citibank N.A., 0.180%, 03/07/12 (e)	6,970
26,000	New York City Housing Development Corp., Multi-Family Housing, 20 Exchange Place, Series A, Rev., VRDO, LOC:Landesbank Hessen-Thuringen, 0.200%, 03/07/12	26,000
3,900	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, LIQ:FNMA, 0.090%, 03/07/12	3,900
10,300	New York City Housing Development Corp., Multi-Family Housing, 90 West Street, Series A, Rev., VRDO, FNMA, LIQ:FNMA, 0.130%, 03/07/12	10,300
3,350	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC:Bank of America N.A., 0.250%, 03/07/12	3,350

7,000	New York City Housing Development Corp., Multi-Family Housing, Elliott Chelsea Development, Series A, Rev., VRDO, LOC:Citibank N.A., 0.210%, 03/07/12	7,000
10,500	New York City Housing Development Corp., Multi-Family Housing, Lexington Courts, Series A, Rev., VRDO, LIQ:FHLMC, 0.130%, 03/07/12	10,500
100	New York City Housing Development Corp., Multi-Family Housing, Marseilles Apartments, Series A, Rev., VRDO, LOC:Citibank N.A., 0.140%, 03/07/12	100
2,500	New York City Housing Development Corp., Multi-Family Housing, Mortgage-Odgen Avenue Apartments II, Series A, Rev., VRDO, FHLMC, LOC:FHLMC, 0.150%, 03/07/12	2,500
7,200	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ:FNMA, 0.100%, 03/07/12	7,200
1,605	New York City Housing Development Corp., Multi-Family Housing, The Plaza, Series A, Rev., VRDO, LOC:Citibank N.A., 0.180%, 03/07/12	1,605

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	New York — Continued
13,700	New York City Industrial Development Agency, Grace Church School Project, Rev., VRDO, LOC:M&T Bank, 0.180%, 03/07/12	13,700
36,600	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC:ING Bank N.V., 0.140%, 03/07/12	36,600
3,900	New York City Industrial Development Agency, New York Congregational Nursing, Series A, Rev., VRDO, LOC:HSBC Bank USA N.A., 0.160%, 03/07/12	3,900
10,000	New York City Municipal Water Finance Authority, Water & Sewer Systems, 2nd Generation, Fiscal 2008, Series BB-4, Rev., VRDO, 0.440%, 03/07/12	10,000
	New York City Transitional Finance Authority,
8,850	Series ROCS-RR-II-R-12054, Rev., VRDO, AGM-CR, FGIC, LIQ:Citibank N.A., 0.170%, 03/07/12	8,850
7,935	Subseries 2-D, Rev., VRDO, LIQ:LLoyds TSB Bank plc, 0.120%, 03/07/12	7,935

1,100	New York City Transitional Finance Authority, EAGLE, Series 2007-0004, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ:Citibank N.A., 0.170%, 03/07/12	1,100
	New York City Transitional Finance Authority, Future Tax Secured,
600	Series A-2, Rev., VRDO, 0.110%, 03/07/12	600
4,800	Subseries F-5, Rev., VRDO, LOC:Sumitomo Mitsui Banking, 0.090%, 03/07/12	4,800
	New York City Transitional Finance Authority, New York City Recovery,
20,635	Series 1, Subseries 1E, Rev., VRDO, LIQ:Bayerische Landesbank, 0.130%, 03/07/12	20,635
9,750	Series 3, Subseries 3-G, Rev., VRDO, 0.110%, 03/07/12	9,750
	New York Liberty Development Corp.,
10,000	Series 3226, Rev., VRDO, LIQ:Morgan Stanley Bank, 0.260%, 03/07/12 (e)	10,000
20,420	Series 3232, Rev., VRDO, LIQ:Morgan Stanley Bank, 0.260%, 03/07/12 (e)	20,420
1,700	Series ROCS-RR-II-R-11883, Rev., VRDO, LIQ:Citibank N.A., 0.160%, 03/07/12 (e)	1,700
7,500	Series ROCS-RR-II-R-11937, Rev., VRDO, LIQ:Citibank N.A., 0.160%, 03/07/12 (e)	7,500
2,525	New York Liberty Development Project, Series ROCS-RR-II-R-11868, Rev., VRDO, LIQ:Citibank N.A., 0.160%, 03/07/12 (e)	2,525

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
3,050	New York Local Government Assistance Corp., Series C, Rev., VRDO, LOC:Landesbank Hessen-Thuringen, 0.160%, 03/07/12	3,050
3,350	New York Mortgage Agency, Series ROCS-RR-II-R-11708, Rev., VRDO, LIQ:Citibank N.A., 0.210%, 03/07/12 (e)	3,350
17,700	New York Mortgage Agency, Homeowner Mortgage, Series 125, Rev., VRDO, AMT, 0.140%, 03/07/12	17,700
	New York State Dormitory Authority,
2,900	Series ROCS-RR-II-R-11479, Rev., VRDO, LIQ:Citibank N.A., 0.170%, 03/07/12	2,900

9,240	Series ROCS-RR-II-R-11559, Rev., VRDO, BHAC-CR, AGC, LIQ:Citibank N.A., 0.170%, 03/07/12	9,240
6,175	Series ROCS-RR-II-R-11816, Rev., VRDO, LIQ:Citibank N.A., 0.180%, 03/07/12 (e)	6,175
8,000	Series ROCS-RR-II-R-11843, Rev., VRDO, BHAC-CR, LIQ:Citibank N.A., 0.160%, 03/07/12 (e)	8,000
15,830	Series ROCS-RR-II-R-12121, Rev., VRDO, LIQ:Citibank N.A., 0.190%, 03/07/12	15,830
10,000	New York State Dormitory Authority, City University, Series C, Rev., VRDO, LOC:Bank of America N.A., 0.200%, 03/07/12	10,000
18,025	New York State Dormitory Authority, Cornell University, Series B, Rev., VRDO, 0.130%, 03/07/12	18,025
35,225	New York State Dormitory Authority, Court Facilities Lease, Series B, Rev., VRDO, LOC:Bayerische Landesbank, 0.230%, 03/07/12	35,225
6,955	New York State Dormitory Authority, Fordham University, Series A-2, Rev., VRDO, LOC:Bank of America N.A., 0.170%, 03/07/12	6,955
	New York State Dormitory Authority, Long Island University,
4,500	Series A-2, Rev., VRDO, LOC:TD Bank N.A., 0.150%, 03/07/12	4,500
4,000	Series A-2, Rev., VRDO, LOC:TD Bank N.A., 0.150%, 03/07/12	4,000
13,500	New York State Dormitory Authority, New York Law School, Rev., VRDO, LOC:TD Bank N.A., 0.120%, 03/07/12	13,500
	New York State Dormitory Authority, Rockefeller University,
4,100	Series A, Rev., VRDO, 0.130%, 03/07/12	4,100
7,000	Series A, Rev., VRDO, 0.130%, 03/07/12	7,000
3,250	New York State Dormitory Authority, Samaritan Medical Center, Series B, Rev., VRDO, LOC:HSBC Bank USA N.A., 0.130%, 03/07/12	3,250

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	New York — Continued
17,740	New York State Dormitory Authority, Teresian House, Rev., VRDO, LOC:Manufacturers and Traders, 0.210%, 03/07/12	17,740
	New York State Housing Finance Agency,
2,000	Series A, Rev., VRDO, FNMA, LIQ:FNMA, 0.130%, 03/07/12	2,000
10,000	Series A, Rev., VRDO, LOC:Landesbank Baden-Wuerttemberg, 0.650%, 03/07/12	10,000
16,100	Series M-1, Rev., VRDO, LOC:Bank of America N.A., 0.140%, 03/07/12	16,100
700	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ:FNMA, 0.130%, 03/07/12	700
1,150	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ:FNMA, 0.130%, 03/07/12	1,150
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Series A, Rev., VRDO, 0.130%, 03/07/12	2,000
1,400	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC:Landesbank Hessen-Thuringen, 0.240%, 03/07/12	1,400
	New York State Housing Finance Agency, 345 East 94th Street Housing,
13,100	Series A, Rev., VRDO, FHLMC, LIQ:FHLMC, 0.130%, 03/07/12	13,100
9,400	Series A, Rev., VRDO, FHLMC, LIQ:FHLMC, 0.130%, 03/07/12	9,400
5,400	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO, LOC:Landesbank Hessen-Thuringen, 0.300%, 03/07/12	5,400
5,000	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ:FNMA, 0.130%, 03/07/12	5,000
13,100	New York State Housing Finance Agency, 42nd & 10th, Series A, Rev., VRDO, LOC:Landesbank Baden-Wuerttemberg, 1.000%, 03/07/12	13,100
400	New York State Housing Finance Agency, 455 West 37th Street, Series A, Rev., VRDO, LOC:Landesbank Hessen-Thuringen, 0.300%, 03/07/12	400
2,700	New York State Housing Finance Agency, 70 Battery Place Housing, Series A, Rev., VRDO, FNMA, LIQ:FNMA, 0.130%, 03/07/12	2,700
6,900	New York State Housing Finance Agency, 8 East 102nd Street Housing, Series A, Rev., VRDO, LOC:Bank of America N.A., 0.160%, 03/07/12	6,900

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
5,300	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VRDO, LOC:Landesbank Hessen-Thuringen, 0.330%, 03/07/12	5,300
1,450	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ:FNMA, 0.130%, 03/07/12	1,450
4,085	New York State Housing Finance Agency, Clarkston Housing, Rev., VRDO, FHLMC, LIQ:FHLMC, 0.110%, 03/07/12	4,085
22,000	New York State Housing Finance Agency, Clinton Park Phase II, Series A-1, Rev., VRDO, LOC:Wells Fargo Bank N.A., 0.120%, 03/07/12	22,000
15,750	New York State Housing Finance Agency, Historic Front Street Housing, Series A, Rev., VRDO, LOC:Landesbank Hessen-Thuringen, 0.200%, 03/07/12	15,750
5,800	New York State Housing Finance Agency, Kew Gardens Hills Housing, Rev., VRDO, FNMA, LIQ:FNMA, 0.130%, 03/07/12	5,800
3,800	New York State Housing Finance Agency, Multi-Family Housing, Secured Mortgage Program, Series A, Rev., VRDO, FHLMC, LIQ:FHLMC, 0.130%, 03/07/12	3,800
4,820	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ:FHLMC, 0.180%, 03/07/12	4,820
3,820	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC:FNMA, 0.140%, 03/07/12	3,820
13,500	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ:FHLMC, 0.130%, 03/07/12	13,500
3,400	New York State Housing Finance Agency, Tribeca, Series A, Rev., VRDO, AMT, FNMA, LIQ:FNMA, 0.130%, 03/07/12	3,400
37,210	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC:Landesbank Hessen-Thuringen, 0.330%, 03/07/12	37,210
	New York State Housing Finance Agency, Victory Housing,
1,500	Series 2000-A, Rev., VRDO, FHLMC, 0.130%, 03/07/12	1,500
5,000	Series 2001-A, Rev., VRDO, FHLMC, LIQ:FHLMC, 0.130%, 03/07/12	5,000
6,700	New York State Housing Finance Agency, Warren Knolls Apartments Housing, Series A, Rev., VRDO, FNMA, LIQ:FNMA, 0.140%, 03/07/12	6,700

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	New York — Continued
6,700	New York State Housing Finance Agency, West Haverstraw Housing, Series A, Rev., VRDO, FNMA, LIQ:FNMA, 0.140%, 03/07/12	6,700
1,600	New York State Housing Finance Agency, Worth Street, Series A, Rev., VRDO, FNMA, LIQ:FNMA, 0.130%, 03/07/12	1,600
6,780	New York State Thruway Authority, Rev., VRDO, AGM, LIQ:Morgan Stanley Bank, 0.280%, 03/07/12 (e)	6,780
2,400	Oneida County Industrial Development Agency, Rev., VRDO, LOC:NBT Bank N.A., 0.150%, 03/07/12	2,400
800	Oneida County Industrial Development Agency, Industrial Development, Oriskany, Rev., VRDO, LOC:NBT Bank N.A., 0.150%, 03/07/12	800
3,275	Onondaga County Industrial Development Agency, Albany Molecular Research Project, Rev., VRDO, LOC:Fleet National Bank, 0.630%, 03/07/12	3,275
	Puttable Floating Option Tax-Exempt Receipts,
17,665	Series PT-4623, Rev., VRDO, LIQ:PB Capital Corp., 0.360%, 03/07/12	17,665
2,590	Series PT-4725, Rev., VRDO, LIQ:Bank of America N.A., 0.220%, 03/07/12 (e)	2,590
5,000	Seneca County Industrial Development Agency, Seneca Meadows, Inc. Project, Rev., VRDO, LOC:Bank of America N.A., 0.260%, 03/07/12	5,000
5,000	Tompkins County Industrial Development Agency, Civic Facility Ithaca College, Series B, Rev., VRDO, XLCA, LOC:HSBC Bank USA N.A., 0.160%, 03/07/12	5,000
	Triborough Bridge & Tunnel Authority,
11,000	Series B-1, Rev., VRDO, LOC:CA Public Employees Retirement System, 0.120%, 03/07/12	11,000
7,060	Subseries B-3, Rev., VRDO, 0.200%, 03/07/12	7,060
54,005	Subseries B-4, Rev., VRDO, 0.270%, 03/07/12	54,005
37,185	Subseries CD, Rev., VRDO, AGM, 0.140%, 03/07/12	37,185
10,400	Trust for Cultural Resources, Solomon R Guggenheim, Series B, Rev., VRDO, LOC:Bank of America N.A., 0.210%, 03/07/12	10,400

		1,093,310

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Territories — 0.7%
10,630	Puttable Floating Option Tax-Exempt Receipts, Rev., VRDO, AGM, LIQ:Bank of America N.A., 0.800%, 03/07/12 (e)	10,630

	Total Weekly Demand Notes (Cost $1,103,940 )	1,103,940

SHARES
Variable Rate Demand Preferred Shares — 7.4%
13,300	BlackRock Muni Income Quality Trust Fund, Inc., 0.310%, 03/07/12 # (e)	13,300
20,000	BlackRock MuniHoldings New York Quality Fund, Inc., LIQ:Bank of America N.A., 0.360%, 03/07/12 # (e)	20,000
15,000	BlackRock MuniYield New Jersey Quality Fund, Inc., LIQ:Bank of America N.A., 0.280%, 03/07/12 # (e)	15,000
20,000	Nuveen New York Investment Quality Muni Fund, Inc., LIQ:Citibank N.A., 0.280%, 03/07/12 # (e)	20,000
20,000	Nuveen New York Performance Plus Muni Fund, Inc., LIQ:Deutsche Bank A.G., 0.300%, 03/07/12 # (e)	20,000
17,700	Nuveen New York Quality Income Municipal Fund, Inc., LIQ:Citibank N.A., 0.280%, 03/07/12 # (e)	17,700

	Total Variable Rate Demand Preferred Shares (Cost $106,000 )	106,000

	Total Investments — 97.4% (Cost $1,384,372)*	1,384,372
	Other Assets in Excess of Liabilities — 2.6%	36,260

	NET ASSETS — 100.0%	$1,420,632

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Daily Demand Notes — 17.3%
	Ohio — 17.3%
3,170	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/12 (m)	3,170
160	Montgomery County, Miami Valley Hospital, Series C, Rev., VRDO, 0.100%, 03/01/12	160
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
590	Series A, Rev., VRDO, 0.170%, 03/01/12	590
2,385	Series A, Rev., VRDO, 0.170%, 03/01/12	2,385
2,200	Series A, Rev., VRDO, 0.170%, 03/01/12	2,200
	Ohio State Water Development Authority, Pollution Control, FirstEnergy Nuclear Generation Corp. Project,
1,550	Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/01/12	1,550
3,200	Series C, Rev., VRDO, LOC: UBS AG, 0.130%, 03/01/12	3,200

	Total Daily Demand Notes (Cost $13,255 )	13,255

Municipal Bonds — 3.3%
	Ohio — 3.3%
1,000	City of Marysville, Waste Water Treatment System, GO, 1.125%, 05/31/12	1,001
1,000	Union Township, Clermont County, GO, BAN, 1.125%, 09/12/12	1,003
550	Wright State University, Series 2011 A, Rev., 2.000%, 05/01/12	551

	Total Municipal Bonds (Cost $2,555 )	2,555

Weekly Demand Notes — 78.9%
	Ohio — 71.6%
2,785	Austin Trust, Series 2008-3310, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.220%, 03/07/12	2,785
400	City of Grove City, Multi-Family Housing, Regency Arms Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/07/12	400
1,530	City of Monroe, Tax Increment Revenue, Corridor 75, Park Limited Project, VRDO, LOC: PNC Bank N.A., 0.180%, 03/07/12	1,530
680	Columbus Regional Airport Authority, Capital Funding, OASBO Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 03/07/12	680
810	Columbus Regional Airport Authority, OASBO Expanded Asset, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 03/07/12	810

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — Continued
1,010	Columbus Regional Airport Authority, Pooled Financing Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 03/07/12	1,010
1,300	Cuyahoga County, Airport Facilities, Corporate Wings Project, Rev., VRDO, LOC: Privatebank and Trust, 0.390%, 03/07/12	1,300
	Deutsche Bank Spears/Lifers Trust Various States,
1,300	Series 488, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.220%, 03/07/12	1,300
5,210	Series 570, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.240%, 03/07/12	5,210
3,035	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LIQ: U.S. Bank N.A., 0.150%, 03/07/12	3,035
	Franklin County, Hospital Facilities, Ohio Health,
2,900	Series A, Rev., VRDO, 0.120%, 03/07/12	2,900
500	Series B, Rev., VRDO, 0.120%, 03/07/12	500
5,550	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/07/12	5,550
2,000	Hamilton County, Boys/Girls Club, Inc. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.190%, 03/07/12	2,000
685	Hancock County, Multi-Family Housing, Crystal Glen Apartments, Series B, Rev.,VRDO, LOC: FHLB, 0.200%, 03/07/12	685
2,815	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: FHLB, 0.170%, 03/07/12	2,815
486	Montgomery County, Multi-Family Housing, Pedcor Investments, Lyons Gate, Series B, Rev., VRDO, LOC: FHLB, 0.320%, 03/07/12	486
1,000	Ohio Air Quality Development Authority, Pollution, FirstEnergy Generation Corp. Project, Series B, Rev., VRDO, LOC: UBS AG, 0.100%, 03/07/12	1,000
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
300	Series B, Rev., VRDO, AMT, 0.180%, 03/07/12	300
1,400	Series C, Rev., VRDO, AMT, GNMA COLL, 0.150%, 03/07/12	1,400
1,600	Series J, Rev., VRDO, 0.160%, 03/07/12	1,600
1,000	Ohio State University (The), Series B, Rev., VRDO, 0.100%, 03/07/12	1,000
6,550	State of Ohio, Higher Educational Facility Commission, EAGLE, Series 2007-41, Class A, Rev., VRDO, BHAC-CR, AMBAC-TCRS, Bank of New York, LIQ: Citibank N.A., 0.260%, 03/07/12	6,550

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Ohio — Continued
2,900	Toledo-Lucas County Port Authority, FlightSafety, Series 1, Rev., VRDO, 0.150%, 03/07/12	2,900
	Wells Fargo Stage Trust, Various States, Floater Certificates,
2,345	Series 12-C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	2,345
2,655	Series 56-C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.170%, 03/07/12 (e)	2,655
2,273	Wood County, Reclamation Technologies, IDR, Rev., VRDO, LOC: PNC Bank N.A., 0.210%, 03/07/12	2,273

		55,019

	Oregon — 3.0%
2,300	State of Oregon Economic Development, Georgia Pacific Corp. Project, Rev.,VRDO, LOC: BNP Paribas, 1.150%, 03/07/12	2,300

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Puerto Rico — 4.3%
2,000	Commonwealth of Puerto Rico Public Improvement, Series C, GO, VRDO, AGM, LOC: Barclays Bank plc, 0.140%, 03/07/12	2,000
1,310	Deutsche Bank Spears/Lifers Trust Various States, Series 462, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.260%, 03/07/12	1,310

		3,310

	Total Weekly Demand Notes (Cost $60,629)	60,629

	Total Investments — 99.5% (Cost $76,439)*	76,439
	Other Assets in Excess of Liabilities — 0.5%	399

	NET ASSETS — 100.0%	$76,838

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

J.P. Morgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

ACE	— Adjusted Current Earnings
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp. †
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
EAGLE	— Earnings of accrual generated on local tax-exempt securities
EDC	— Economic Development Corp.
FGIC	— Insured by Financial Guaranty Insurance Co.
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
IDR	— Industrial Development Revenue
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MBIA	— Insured by Municipal Bond Insurance Corp.
MERLOTS	— Municipal Exempt Receipts Liquidity Optional Tender
NATL	— Insured by National Public Finance Guarantee Corp.
Q-SBLF	— Qualified School Bond Loan Fund
RAN	— Revenue Anticipation Note
RE	— Reinsured
Rev.	— Revenue
ROCS	— Reset Option Certificates
TAN	— Tax Anticipation Note

TCRS	— Transferable Custodial Receipts
TRAN	— Tax & Revenue Anticipation Note
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 29, 2012.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 29, 2012.
XLCA	— Insured by XL Capital Assurance
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments, and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the next demand date or final maturity date.
*	— The cost of securities is substantially the same for federal income tax purposes.
#	— Variable Rate Demand Preferred Shares of a closed-end investment company which have a weekly demand feature.
†	— Filed for bankruptcy on November 8, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2012

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund		New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,406,324		$151,617		$1,384,372		$76,439
Cash	43		2		14		9
Receivables:
Investment securities sold	—		—		35,165		400
Interest from non-affiliates	1,651		119		1,452		34

Total Assets	1,408,018		151,738		1,421,003		76,882

LIABILITIES:
Payables:
Dividends	—	(a)	—		—		—
Investment securities purchased	5,003		—		—		—
Accrued liabilities:
Investment advisory fees	81		10		90		—
Administration fees	75		8		77		2
Shareholder servicing fees	69		5		102		—	(a)
Custodian and accounting fees	8		4		9		4
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	5		—	(a)
Transfer agent fees	10		3		25		4
Registration fees	—	(a)	2		—	(a)	7
Printing & Postage fees	31		10		30		3
Audit fees	20		20		22		20
Other	—	(a)	2		11		4

Total Liabilities	5,297		64		371		44

Net Assets	$1,402,721		$151,674		$1,420,632		$76,838

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$1,402,716	$151,664	$1,420,646	$76,842
Accumulated undistributed (distributions in excess of) net investment income	(21)	(5)	(81)	(3)
Accumulated net realized gains (losses)	26	15	67	(1)

Total Net Assets	$1,402,721	$151,674	$1,420,632	$76,838

Net Assets:
E*Trade	$889,873	$—	$326,423	$—
Morgan	401,491	8,261	657,377	22,121
Premier	—	28,655	—	3,050
Reserve	—	114,758	372,876	20,665
Service	111,357	—	63,956	31,002

Total	$1,402,721	$151,674	$1,420,632	$76,838

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
E*Trade	889,676	—	326,421	—
Morgan	401,539	8,261	657,375	22,112
Premier	—	28,655	—	3,049
Reserve	—	114,758	372,872	20,657
Service	111,398	—	63,955	30,997

Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$1,406,324	$151,617	$1,384,372	$76,439

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2012

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,797		$412	$3,829		$152

EXPENSES:
Investment advisory fees	1,064		136	1,180		58
Administration fees	924		118	1,025		51
Distribution fees:
E*Trade	4,942		—	1,850		—
Morgan	379		9	715		21
Reserve	—		326	936		58
Service	763		—	462		145
Shareholder servicing fees:
E*Trade	2,471		—	925		—
Morgan	1,326		32	2,505		76
Premier	—		93	—		12
Reserve	—		391	1,123		70
Service	381		—	231		72
Custodian and accounting fees	41		29	42		27
Interest expense to affiliates	—	(a)	—	—	(a)	—
Professional fees	46		33	50		34
Trustees’ and Chief Compliance Officer’s fees	14		1	6		1
Printing and mailing costs	88		17	67		10
Registration and filing fees	35		26	29		29
Transfer agent fees	32		10	105		10
Other	18		8	12		7

Total expenses	12,524		1,229	11,263		681

Less amounts waived	(9,822)		(817)	(7,473)		(522)
Less expense reimbursements	—		—	—		(7)

Net expenses	2,702		412	3,790		152

Net investment income (loss)	95		—	39		—

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from non-affiliates	42		19	69		—

Change in net assets resulting from operations	$137		$19	$108		$—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$95	$76	$—	$6
Net realized gain (loss)	42	114	19	—

Change in net assets resulting from operations	137	190	19	6

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(82)	(375)	—	—
From net realized gains	(9)	(152)	—	—
Morgan
From net investment income	(10)	(156)	—	(4)
From net realized gains	(4)	(77)	—	(1)
Premier
From net investment income	—	—	—	(12)
From net realized gains	—	—	—	(5)
Reserve
From net investment income	—	—	—	(53)
From net realized gains	—	—	—	(24)
Service
From net investment income	(3)	(55)	—	—
From net realized gains	(1)	(27)	—	—

Total distributions to shareholders	(109)	(842)	—	(99)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	32,570	75,320	(26,433)	(95,346)

NET ASSETS:
Change in net assets	32,598	74,668	(26,414)	(95,439)
Beginning of period	1,370,123	1,295,455	178,088	273,527

End of period	$1,402,721	$1,370,123	$151,674	$178,088

Accumulated undistributed (distributions in excess of) net investment income	$(22)	$(24)	$(5)	$(4)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$39	$111	$—	$3
Net realized gain (loss)	69	71	—	—

Change in net assets resulting from operations	108	182	—	3

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(31)	(309)	—	—
From net realized gains	—	(15)	—	—
Morgan
From net investment income	(5)	(761)	(2)	(16)
From net realized gains	—	(41)	—	(1)
Premier
From net investment income	—	—	— (a)	(3)
From net realized gains	—	—	—	— (a)
Reserve
From net investment income	(2)	(363)	(2)	(18)
From net realized gains	—	(20)	—	(1)
Service
From net investment income	(1)	(92)	(2)	(12)
From net realized gains	—	(5)	—	(1)

Total distributions to shareholders	(39)	(1,606)	(6)	(52)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(208,048)	123,462	(1,088)	7,633

NET ASSETS:
Change in net assets	(207,979)	122,038	(1,094)	7,584
Beginning of period	1,628,611	1,506,573	77,932	70,348

End of period	$1,420,632	$1,628,611	$76,838	$77,932

Accumulated undistributed (distributions in excess of ) net investment income	$(81)	$(83)	$(3)	$(4)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$441,954	$440,432	$—	$—
Dividends and distributions reinvested	90	527	—	—
Cost of shares redeemed	(399,688)	(295,675)	—	—

Change in net assets from E*Trade capital transactions	$42,356	$145,284	$—	$—

Morgan
Proceeds from shares issued	$1,684,987	$1,956,248	$30,127	$38,471
Dividends and distributions reinvested	10	175	—	5
Cost of shares redeemed	(1,683,208)	(1,988,906)	(31,208)	(43,699)

Change in net assets from Morgan capital transactions	$1,789	$(32,483)	$(1,081)	$(5,223)

Premier
Proceeds from shares issued	$—	$—	$35,985	$30,455
Dividends and distributions reinvested	—	—	—	16
Cost of shares redeemed	—	—	(36,543)	(39,411)

Change in net assets from Premier capital transactions	$—	$—	$(558)	$(8,940)

Reserve
Proceeds from shares issued	$—	$—	$173,480	$144,360
Dividends and distributions reinvested	—	—	—	77
Cost of shares redeemed	—	—	(198,274)	(225,620)

Change in net assets from Reserve capital transactions	$—	$—	$(24,794)	$(81,183)

Service
Proceeds from shares issued	$125,401	$107,370	$—	$—
Dividends and distributions reinvested	4	82	—	—
Cost of shares redeemed	(136,980)	(144,933)	—	—

Change in net assets from Service capital transactions	$(11,575)	$(37,481)	$—	$—

Total change in net assets from capital transactions	$32,570	$75,320	$(26,433)	$(95,346)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
SHARE TRANSACTIONS:
E*Trade
Issued	441,954	440,432	—	—
Reinvested	90	527	—	—
Redeemed	(399,688)	(295,675)	—	—

Change in E*Trade Shares	42,356	145,284	—	—

Morgan
Issued	1,684,987	1,956,248	30,141	38,470
Reinvested	10	175	—	5
Redeemed	(1,683,208)	(1,988,906)	(31,208)	(43,696)

Change in Morgan Shares	1,789	(32,483)	(1,067)	(5,221)

Premier
Issued	—	—	36,019	30,455
Reinvested	—	—	—	16
Redeemed	—	—	(36,543)	(39,404)

Change in Premier Shares	—	—	(524)	(8,933)

Reserve
Issued	—	—	173,424	144,352
Reinvested	—	—	—	77
Redeemed	—	—	(198,266)	(225,621)

Change in Reserve Shares	—	—	(24,842)	(81,192)

Service
Issued	125,401	107,370	—	—
Reinvested	4	82	—	—
Redeemed	(136,980)	(144,933)	—	—

Change in Service Shares	(11,575)	(37,481)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$181,666	$160,884	$—	$—
Dividends and distributions reinvested	31	324	—	—
Cost of shares redeemed	(165,325)	(144,264)	—	—

Change in net assets from E*Trade capital transactions	$16,372	$16,944	$—	$—

Morgan
Proceeds from shares issued	$2,363,184	$1,673,466	$72,103	$46,158
Dividends and distributions reinvested	4	644	2	17
Cost of shares redeemed	(2,535,993)	(1,587,286)	(72,154)	(47,505)

Change in net assets from Morgan capital transactions	$(172,805)	$86,824	$(49)	$(1,330)

Premier
Proceeds from shares issued	$—	$—	$4,079	$6,096
Dividends and distributions reinvested	—	—	— (a)	— (a)
Cost of shares redeemed	—	—	(6,068)	(4,636)

Change in net assets from Premier capital transactions	$—	$—	$(1,989)	$1,460

Reserve
Proceeds from shares issued	$44,179,057	$53,285,091	$46,745	$54,191
Dividends and distributions reinvested	1	175	2	18
Cost of shares redeemed	(44,201,501)	(53,254,537)	(56,098)	(48,010)

Change in net assets from Reserve capital transactions	$(22,443)	$30,729	$(9,351)	$6,199

Service
Proceeds from shares issued	$59,232	$80,003	$44,270	$29,839
Dividends and distributions reinvested	—	97	2	13
Cost of shares redeemed	(88,404)	(91,135)	(33,971)	(28,548)

Change in net assets from Service capital transactions	$(29,172)	$(11,035)	$10,301	$1,304

Total change in net assets from capital transactions	$(208,048)	$123,462	$(1,088)	$7,633

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
SHARE TRANSACTIONS:
E*Trade
Issued	181,540	160,874	—	—
Reinvested	31	324	—	—
Redeemed	(165,255)	(144,264)	—	—

Change in E*Trade Shares	16,316	16,934	—	—

Morgan
Issued	2,363,527	1,673,467	72,103	46,158
Reinvested	4	644	2	17
Redeemed	(2,535,993)	(1,587,262)	(72,154)	(47,501)

Change in Morgan Shares	(172,462)	86,849	(49)	(1,326)

Premier
Issued	—	—	4,079	6,083
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(6,068)	(4,637)

Change in Premier Shares	—	—	(1,989)	1,446

Reserve
Issued	44,178,848	53,285,079	46,745	54,191
Reinvested	1	175	2	18
Redeemed	(44,201,501)	(53,254,537)	(56,098)	(47,996)

Change in Reserve Shares	(22,652)	30,717	(9,351)	6,213

Service
Issued	59,143	80,000	44,270	29,835
Reinvested	—	98	2	13
Redeemed	(88,393)	(91,135)	(33,971)	(28,548)

Change in Service Shares	(29,250)	(11,037)	10,301	1,300

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
California Municipal Money Market Fund
E*Trade
Year Ended February 29, 2012	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Morgan
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Service
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (g) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02%.
(f)	Amount rounds to less than 0.01%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$889,873	0.20%		0.01%		1.07%
1.00	0.07		847,499	0.30		0.01		1.07
1.00	0.01		702,599	0.43	(e)	0.01		1.09
1.00	0.89		618,240	0.96	(e)	0.92		1.09
1.00	2.50		812,635	1.00		2.49		1.09

1.00	0.00	(f)	401,491	0.21		0.00	(f)	0.62
1.00	0.06		399,696	0.31		0.00	(f)	0.62
1.00	0.03		432,378	0.42	(e)	0.02		0.64
1.00	1.28		406,431	0.57	(e)	1.16		0.65
1.00	2.96		183,015	0.55		2.83		0.64

1.00	0.00	(f)	111,357	0.20		0.00	(f)	1.07
1.00	0.06		122,928	0.31		0.00	(f)	1.07
1.00	0.00		160,478	0.26		0.00	(f)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Michigan Municipal Money Market Fund
Morgan
Year Ended February 29, 2012	$1.00	$—		$—	(b)	$—	(b)	$—		$—		$—
Year Ended February 28, 2011	1.00	—	(b)	—		—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)		—		(0.03)

Premier
Year Ended February 29, 2012	1.00	—		—	(b)	—	(b)	—		—		—
Year Ended February 28, 2011	1.00	—	(b)	—		—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)		—		(0.03)

Reserve
Year Ended February 29, 2012	1.00	—		—	(b)	—	(b)	—		—		—
Year Ended February 28, 2011	1.00	—	(b)	—		—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)		—		(0.03)

(a)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(b)	Amount rounds to less than $0.01.
(c)	Amount rounds to less than 0.01%.
(d)	Includes insurance expense of 0.03%.
(e)	Includes insurance expense of 0.01%.
(f)	Includes insurance expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (a)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00%	$8,261	0.24%		0.00%		0.67%
1.00	0.05	9,341	0.35		0.00	(c)	0.67
1.00	0.04	14,569	0.51	(d)	0.05		0.73
1.00	1.44	26,507	0.60	(e)	1.48		0.71
1.00	3.00	37,673	0.59		3.00		0.71

1.00	0.00	28,655	0.24		0.00		0.52
1.00	0.05	29,209	0.35		0.00	(c)	0.52
1.00	0.10	38,165	0.42	(d)	0.11		0.57
1.00	1.58	58,008	0.47	(f)	1.61		0.56
1.00	3.14	71,758	0.45		3.17		0.55

1.00	0.00	114,758	0.24		0.00		0.77
1.00	0.05	139,538	0.35		0.00	(c)	0.77
1.00	0.02	220,793	0.32	(e)	0.00	(c)	0.76
1.00	1.33	23,050	0.72	(f)	1.26		0.81
1.00	2.88	22,874	0.70		2.84		0.81

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
New York Municipal Money Market Fund
E*Trade
Year Ended February 29, 2012	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Morgan
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Reserve
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

Service
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02%.
(f)	Amount rounds to less than 0.01%.
(g)	Includes insurance expense of 0.03%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$326,423	0.25%		0.01%		1.07%
1.00	0.11		310,036	0.34		0.01		1.07
1.00	0.01		293,356	0.57	(e)	0.01		1.09
1.00	0.86		251,873	0.98	(e)	0.89		1.08
1.00	2.50		320,928	1.00		2.52		1.08

1.00	0.00	(f)	657,377	0.26		0.00	(f)	0.62
1.00	0.10		830,150	0.34		0.01		0.62
1.00	0.05		744,054	0.55	(g)	0.06		0.65
1.00	1.23		1,283,154	0.61	(e)	1.21		0.64
1.00	2.93		1,214,148	0.59		2.89		0.63

1.00	0.00	(f)	372,876	0.26		0.00	(f)	0.72
1.00	0.10		395,301	0.34		0.01		0.72
1.00	0.02		364,918	0.58	(g)	0.02		0.74
1.00	1.12		507,425	0.72	(e)	1.10		0.74
1.00	2.81		410,594	0.70		2.79		0.73

1.00	0.00	(f)	63,956	0.26		0.00	(f)	1.07
1.00	0.10		93,124	0.34		0.00	(f)	1.07
1.00	0.00		104,245	0.44		0.00	(f)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Ohio Municipal Money Market Fund
Morgan
Year Ended February 29, 2012	$1.00	$—		$—		$—		$—	(d)	$—		$—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)		—	(d)	(0.03)

Premier
Year Ended February 29, 2012	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	(0.01)		0.01		—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)		—	(d)	(0.03)

Reserve
Year Ended February 29, 2012	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)		—	(d)	(0.03)

Service
Year Ended February 29, 2012	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (i) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—	(d)	—	(d)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.03%.
(f)	Includes insurance expense of 0.02%.
(g)	Calculated based upon average shares outstanding.
(h)	Includes insurance expense of 0.01%.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%	$22,121	0.21%		0.00%		0.76%
1.00	0.08	22,172	0.36		0.01		0.79
1.00	0.19	23,532	0.55	(e)	0.09		0.77
1.00	1.39	44,250	0.61	(f)	1.35		0.71
1.00	2.98	25,619	0.59		2.94		0.74

1.00	0.01	3,050	0.20		0.00		0.61
1.00	0.08	5,039	0.36		0.01		0.64
1.00	0.27	3,589	0.40	(h)	0.08		0.62
1.00	1.53	805	0.47	(f)	1.30		0.56
1.00	3.12	626	0.45		3.28		0.57

1.00	0.01	20,665	0.22		0.00		0.86
1.00	0.08	30,018	0.36		0.01		0.89
1.00	0.14	23,851	0.61	(e)	0.03		0.87
1.00	1.28	58,532	0.72	(f)	1.27		0.81
1.00	2.86	54,774	0.70		2.82		0.85

1.00	0.01	31,002	0.20		0.00		1.22
1.00	0.08	20,703	0.36		0.00	(j)	1.25
1.00	0.11	19,376	0.34		0.00	(j)	1.22

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
California Municipal Money Market Fund	E*Trade, Morgan and Service	JPM I	Diversified
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II	Non-Diversified
New York Municipal Money Market Fund	E*Trade, Morgan, Reserve and Service	JPM I	Diversified
Ohio Municipal Money Market Fund	Morgan, Premier, Reserve and Service	JPM II	Non-Diversified

The investment objective of California Municipal Money Market Fund is to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

The investment objective of Michigan Municipal Money Market Fund is to seek as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

The investment objective of New York Municipal Money Market Fund is to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

The investment objective of Ohio Municipal Money Market Fund is to seek as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share of the Fund. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 29, 2012, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
California Municipal Money Market Fund (a)
Total Investments in Securities	$—	$1,406,324	$—	$1,406,324

Michigan Municipal Money Market Fund (a)
Total Investments in Securities	$—	$151,617	$—	$151,617

40	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New York Municipal Money Market Fund (a)
Total Investments in Securities	$—	$1,384,372	$—	$1,384,372

Ohio Municipal Money Market Fund (a)
Total Investments in Securities	$—	$76,439	$—	$76,439

(a)	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio of Investments (“SOIs”). Please refer to the SOIs for specifics of the major categories of portfolio holdings.

For each of the Funds, there were no transfers between Levels 1 and 2 during the year ended February 29, 2012.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of February 29, 2012 (amounts in thousands):

	Value	Percentage
Michigan Municipal Money Market Fund	$6,100	4.0%

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually.

The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/ tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
California Municipal Money Market Fund	$—	$3	$(3)
Michigan Municipal Money Market Fund	5	(1)	(4)
New York Municipal Money Market Fund	—	2	(2)
Ohio Municipal Money Market Fund	(7)	7	—

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

The reclassifications for the Funds relate primarily to prior year undistributed income and gain (loss) true up (California Municipal Money Market Fund and Michigan Municipal Money Market Fund), distribution reclassifications (California Municipal Money Market Fund and New York Municipal Money Market Fund), equalization (Michigan Municipal Money Market Fund) and taxable overdistributions (Ohio Municipal Money Market Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each Fund and for such services is paid a fee. The Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 29, 2012, the annual effective rate was 0.07% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for E*Trade, Morgan, Reserve and Service Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Reserve	Service
California Municipal Money Market Fund	0.60%	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	n/a	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.60	0.10	0.25	0.60
Ohio Municipal Money Market Fund	n/a	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	0.30%	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	n/a	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.30	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

42	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	1.00%	0.59%	n/a	n/a	1.05%
Michigan Municipal Money Market Fund	n/a	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	1.00	0.59	n/a	0.70	1.05
Ohio Municipal Money Market Fund	n/a	0.59	0.45	0.70	1.05

The expense limitation agreements were in effect for the year ended February 29, 2012. The contractual expense limitation percentages in the table above are in place until at least June 30, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the year ended February 29, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended February 29, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

		Contractual Waivers
	Investment Advisory	Administration Fee	Shareholder Servicing	Total	Contractual Reimbursements
California Municipal Money Market Fund	$128	$—	$707	$835	$—
Michigan Municipal Money Market Fund	26	—	123	149	—
New York Municipal Money Market Fund	14	—	530	544	—
Ohio Municipal Money Market Fund	43	27	119	189	7

	Voluntary Waivers
	Shareholder Servicing	Distribution	Total
California Municipal Money Market Fund	$2,902	$6,085	$8,987
Michigan Municipal Money Market Fund	333	335	668
New York Municipal Money Market Fund	2,966	3,963	6,929
Ohio Municipal Money Market Fund	109	224	333

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 29, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended February 29, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February 29, 2012 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$16	$—	$93	$109
Michigan Municipal Money Market Fund	—	—	—	—
New York Municipal Money Market Fund	2	—	37	39
Ohio Municipal Money Market Fund	—	—	6	6

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

The tax character of distributions paid during the fiscal year ended February 28, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$575	$—	$267	$842
Michigan Municipal Money Market Fund	30	—	69	99
New York Municipal Money Market Fund	798	3	805	1,606
Ohio Municipal Money Market Fund	7	—	45	52

At February 29, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax-Exempt Income
California Municipal Money Market Fund	$21	$4	$—
Michigan Municipal Money Market Fund	15	—	—	(a)
New York Municipal Money Market Fund	67	—	—
Ohio Municipal Money Market Fund	—	(1)	—

(a)	Amount rounds to less than $1,000.

For the Funds, the cumulative timing differences primarily consist of Trustee deferred compensation.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 29, 2012, the Funds did not have post-enactment net capital loss carryforwards.

As of February 29, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2019
Ohio Municipal Money Market Fund	$1

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

44	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s outstanding shares for California Municipal Money Market Fund and New York Municipal Money Market Fund.

In addition, the Funds each have a shareholder or shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Funds’ outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan California Municipal Money Market Fund, JPMorgan Michigan Municipal Money Market Fund, JPMorgan New York Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan California Municipal Money Market Fund, JPMorgan Michigan Municipal Money Market Fund, JPMorgan New York Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund (hereafter referred to as the "Funds") at February 29, 2012, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 27, 2012

46	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	47

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

48	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2011, and continued to hold your shares at the end of the reporting period, February 29, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2011	Ending Account Value, February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
California Municipal Money Market Fund
E*Trade
Actual	$1,000.00	$1,000.00	$0.90	0.18%
Hypothetical	1,000.00	1,023.97	0.91	0.18
Morgan
Actual	1,000.00	1,000.00	0.94	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19
Service
Actual	1,000.00	1,000.00	0.94	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19

Michigan Municipal Money Market Fund
Morgan
Actual	1,000.00	1,000.00	1.19	0.24
Hypothetical	1,000.00	1,023.67	1.21	0.24
Premier
Actual	1,000.00	1,000.00	1.19	0.24
Hypothetical	1,000.00	1,023.67	1.21	0.24
Reserve
Actual	1,000.00	1,000.00	1.19	0.24
Hypothetical	1,000.00	1,023.67	1.21	0.24

New York Municipal Money Market Fund
E*Trade
Actual	1,000.00	1,000.00	1.19	0.24
Hypothetical	1,000.00	1,023.67	1.21	0.24
Morgan
Actual	1,000.00	1,000.00	1.24	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25

50	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

	Beginning Account Value, September 1, 2011	Ending Account Value, February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
New York Municipal Money Market Fund (continued)
Reserve
Actual	$1,000.00	$1,000.00	$1.24	0.25%
Hypothetical	1,000.00	1,023.62	1.26	0.25
Service
Actual	1,000.00	1,000.00	1.24	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25

Ohio Municipal Money Market Fund
Morgan
Actual	1,000.00	1,000.00	0.94	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19
Premier
Actual	1,000.00	1,000.00	0.85	0.17
Hypothetical	1,000.00	1,024.02	0.86	0.17
Reserve
Actual	1,000.00	1,000.00	0.94	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19
Service
Actual	1,000.00	1,000.00	0.94	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	51

Tax Letter

(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2012:

Exempt Distributions Paid
California Municipal Money Market Fund	100.00%
Michigan Municipal Money Market Fund	100.00
New York Municipal Money Market Fund	100.00
Ohio Municipal Money Market Fund	100.00

52	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. February 2012.	AN-MMKTST-212

Annual Report

J.P. Morgan Tax Free Funds

February 29, 2012

JPMorgan California Tax Free Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan New York Tax Free Bond Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MARCH 14, 2012 (Unaudited)

Dear Shareholder:

“Risk on, risk off” was the mantra for 2011. Assets perceived as risky moved en masse as investors adjusted their portfolios in response to unexpected sources of distress and updates on known problems — the European debt crisis, political strife in the Middle East, the earthquake and subsequent tsunami in Japan and the credit rating of debt issued by the United States.

“Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.”

So far in 2012, improving U.S. economic data and aggressive measures taken by the European Central Bank to curb the region’s debt crisis have sustained investors’ appetite for risk. Since January 1, 2012, equities have rallied strongly and outperformed fixed income securities.

U.S. Stocks Outperform

While the “risk on, risk off” market environment caused elevated correlations within individual asset classes, stock returns across market capitalizations, countries and investment styles varied during the twelve months ended February 29, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.1% versus the -6.8% and 1.8% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (gross of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (gross of foreign withholding taxes), respectively. Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Yields for U.S. Treasuries Remain Near Historical Lows

Despite historically low yields and a credit downgrade, investors continued to invest in U.S. Treasury securities. The yield for 10-year U.S. Treasury securities ended February 2012 below 2% and reached its lowest level since 1950 in September 2011. The yield on the 2-year U.S. Treasury note began the reporting period at 0.7% and dropped to 0.3% at the end of February

2012. Meanwhile, the yield on the 30-year U.S. Treasury bond declined from 4.5% to 3.1% as of the end of the twelve months ended February 29, 2012.

Interest rates have increased in March 2012 but yields remain at historically low levels. Nonetheless, many investors have renewed their focus on the longer-term impact of rising interest rates on their fixed income investments. In addition, many investors view the unprecedented quantitative easing by the U.S. Federal Reserve as kindling for inflation if the U.S. economic recovery continues to take hold.

Maintain a Diversified Portfolio

Several indicators suggest that a U.S. economic recovery is gaining traction — the labor market has shown signs of healing, while recent retail and auto sales have been strong. Meanwhile, soaring year-to-date returns for emerging markets stocks reflect investors’ optimism surrounding the prospects for growth in these countries. Of course, risks remain. Many investors worry that the pace of China’s robust economic growth could decelerate, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. In addition, political turmoil in the Middle East persists, while Europe faces pockets of recession in the midst of its ongoing debt crisis.

Indeed, despite the recent rally in stock markets uncertainty in the current environment is widespread, making diversification even more critical to long-term investment success. Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	1

A MESSAGE FROM GARY J. MADICH, CFA

Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed Income Group

APRIL 3, 2012 (Unaudited)

Flows into bond funds remain strong, although decreased from the very high levels of the past two years. Investors still seem to be drawn to the perception of bonds’ relative safety versus other investments and continue to allocate assets to fixed income securities given the uncertainty prevalent in today’s marketplace. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Currently, interest rates are at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates may increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events. Acknowledging the challenges facing many states and municipalities, our municipal and tax free funds have maintained their bias towards bonds with high credit quality and sectors that have historically demonstrated lower volatility. However, it is important to note that, given their inherent geographic concentration, state-specific municipal bond funds may experience a disproportionately negative impact as a result of unfavorable economic or political developments in the state or region where the funds are primarily invested.

While we certainly believe that municipal bond funds are a valuable tool for many investors, the risks associated with these funds serve as a reminder about the importance of a well-diversified portfolio. As an investor, the best way to guard against any type of risk is to proactively build a well-diversified portfolio, a portfolio that is able to withstand and benefit from a variety of future outcomes.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich, CFA

2	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

J.P. Morgan Tax Free Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Despite the tragic earthquake and subsequent tsunami in Japan, investors’ appetite for risk was supported early in the reporting period by strong corporate earnings. However, investors’ uncertainty surrounding global economic growth and political turmoil in the Middle East began to weigh on capital markets in May 2011. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Despite the credit downgrade, investors still sought safety in U.S. Treasury securities, helping trigger a sharp decline in interest rates for 2-, 5-, 10-, 15- and 30-year U.S. Treasury securities. Risk aversion lasted until October 2011, when U.S. economic data showed signs of improving and the European Central Bank implemented aggressive measures in an attempt to curb the region’s debt crisis.

Tax Free interest rates declined during the reporting period, resulting in a rise in bond prices (generally, bond prices increase when interest rates decline). Initially, rates for tax free fixed income securities fell in response to slower than expected domestic economic growth and the ongoing debt crisis in Europe. Later in the reporting period, as U.S. economic growth began to improve, the decline in tax-free interest rates gained further momentum from a positive technical environment within the municipal sector. A dramatic decline in new debt issuance coupled with renewed inflows into municipal bond funds helped support bond prices. These forces were further augmented by statements and policy initiatives by the U.S. Federal Reserve that suggested that monetary policy would remain accommodative for the next few years.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	3

JPMorgan California Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	11.49%
Barclays Capital California Competitive Intermediate Bond (1–17 Year) Index	10.38%

Net Assets as of 2/29/2012 (In Thousands)	$356,998
Duration as of 2/29/2012	5.3 years

INVESTMENT OBJECTIVE**

The JPMorgan California Tax Free Bond Fund (the “Fund”) seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Duration drove the Fund’s outperformance versus the Barclays Capital California Competitive Intermediate Bond (1-17 Year) Index (the “Benchmark”) during the twelve months ended February 29, 2012. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease, respectively, in price as interest rates go down or up, respectively, versus bonds with shorter duration. The Fund’s duration was longer than the Benchmark and contributed to relative performance.

Among sectors, the Fund’s investments in the state general obligation bond, water and sewer, electric and leasing sectors had longer duration and outperformed, contributing to relative performance. The Fund’s investments in the BBB-rated and transportation sectors had shorter duration and underperformed, detracting from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers preferred to invest in issuances from highly rated, large state and local municipalities. The Fund began and finished the reporting period with longer duration than the Benchmark. Among revenue bond sectors, the

Fund’s largest overweight versus the Benchmark was in the water and sewer sector. The Fund was also overweight versus the Benchmark in the local general obligation bond sector. In addition, the Fund used investments in money market funds in an effort to manage Fund flows.

CREDIT QUALITY ALLOCATIONS***
AAA	14.2%
AA	59.5
A	20.1
BAA	6.2

J.P. Morgan Investment Management (“JPMIM”) receives credit quality ratings on underlying securities of the portfolio from the three major ratings agencies — S&P, Moody’s and Fitch. When calculating the credit quality breakdown, JPMIM selects the middle rating of the agencies when all three agencies rate a security. JPMIM will use the lower of the two ratings if only two agencies rate a security and JPMIM will use one rating if that is all that is provided. Securities that are not rated by all three agencies are reflected as such.

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

4	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		11.38%	5.11%	4.27%
With Sales Charge*		7.17	4.32	3.87
CLASS C SHARES	2/19/05
Without CDSC		10.81	4.57	3.88
With CDSC**		9.81	4.57	3.88
INSTITUTIONAL CLASS SHARES	12/23/96	11.49	5.22	4.41
SELECT CLASS SHARES	4/21/97	11.44	5.16	4.29

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/02 to 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan California Tax Free Bond Fund, Barclays Capital California Competitive Intermediate Municipal Bond (1–17 Year) Index and Lipper California Intermediate Municipal Debt Funds Index from February 28, 2002 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital California Competitive Intermediate Municipal Bond (1–17 Year) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper California Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital California Competitive Intermediate Municipal Bond (1–17 Year) Index represents the performance of California municipal bonds with maturities from 1 to 17 years. The Lipper California Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	5

JPMorgan Intermediate Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.60%
Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index	9.58%

Net Assets as of 2/29/2012 (In Thousands)	$5,007,847
Duration as of 2/29/2012	4.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Intermediate Tax Free Bond Fund (the “Fund”) seeks to provide monthly dividends which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

While the Fund posted a positive absolute return during the twelve months ended February 29, 2012, it underperformed the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index mainly due to its preference for high-quality securities. The Fund was overweight the AAA-rated and AA-rated segments, which underperformed, and underweight the A-rated and BBB-rated segments. A-rated and BBB-rated securities outperformed during the reporting period, supported by investors’ search for yield in the low interest rate environment.

In addition, the Fund’s overweight pre-refunded bonds (bonds that are secured with U.S. government securities) detracted from relative performance. Pre-refunded bonds generally have a short duration and were hurt as interest rates declined during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease, respectively, in price as interest rates go down or up, respectively, versus bonds with shorter duration. The Fund’s overall duration was shorter than the Benchmark, which also detracted from its relative performance.

The Fund’s security selection in the revenue bond sector contributed to relative performance, driven by positive security selection in the water and sewer and IDR/PCR (industrial development revenue/pollution control revenue) sectors.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. For liquidity and to enhance the Fund’s overall credit quality, the Fund maintained its overweight versus the Benchmark in prerefunded bonds.

CREDIT QUALITY ALLOCATIONS***
AAA	36.1%
AA	49.1
A	11.9
BAA	2.9

J.P. Morgan Investment Management (“JPMIM”) receives credit quality ratings on underlying securities of the portfolio from the three major ratings agencies — S&P, Moody’s and Fitch. When calculating the credit quality breakdown, JPMIM selects the middle rating of the agencies when all three agencies rate a security. JPMIM will use the lower of the two ratings if only two agencies rate a security and JPMIM will use one rating if that is all that is provided. Securities that are not rated by all three agencies are reflected as such.

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

6	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/31/03
Without Sales Charge		8.39%	4.63%	4.24%
With Sales Charge*		4.30	3.83	3.84
CLASS B SHARES	12/31/03
Without CDSC		7.73	3.93	3.52
With CDSC**		2.73	3.59	3.52
CLASS C SHARES	12/31/03
Without CDSC		7.69	3.94	3.51
With CDSC***		6.69	3.94	3.51
INSTITUTIONAL CLASS SHARES	9/10/01	8.70	4.90	4.36
SELECT CLASS SHARES	1/1/97	8.60	4.80	4.25

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/02 to 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intermediate Tax Free Bond Fund, Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and Lipper Intermediate Municipal Debt Funds Index from February 28, 2002 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	7

JPMorgan New York Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.40%
Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index	9.09%

Net Assets as of 2/29/2012 (In Thousands)	$796,813
Duration as of 2/29/2012	5.0 years

INVESTMENT OBJECTIVE**

The JPMorgan New York Tax Free Bond Fund (the “Fund”) seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Duration drove the Fund’s outperformance versus the Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index (the “Benchmark”) during the twelve months ended February 29, 2012. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease, respectively, in price as interest rates go down or up, respectively, versus bonds with shorter duration. The Fund’s duration was longer than the Benchmark and contributed to relative performance.

Among sectors, the Fund’s investments in the leasing, special tax and transportation sectors had longer duration and outperformed, contributing to relative performance. The Fund’s investments in the local general obligation bond and the BBB-rated sectors had shorter duration and underperformed, detracting from relative performance. The Fund’s investments in the IDR/PCR (industrial development revenue/pollution control revenue) included some shorter duration tobacco bonds, which also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers preferred to invest in issuances from highly rated, large state and local municipalities. The

Fund began and finished the reporting period with longer duration than the Benchmark. Among revenue bond sectors, the Fund’s largest overweights versus the Benchmark were in the education and leasing sectors.

CREDIT QUALITY ALLOCATIONS***
AAA	15.6%
AA	73.1
A	7.1
BAA	4.0
NR	0.2

J.P. Morgan Investment Management (“JPMIM”) receives credit quality ratings on underlying securities of the portfolio from the three major ratings agencies — S&P, Moody’s and Fitch. When calculating the credit quality breakdown, JPMIM selects the middle rating of the agencies when all three agencies rate a security. JPMIM will use the lower of the two ratings if only two agencies rate a security and JPMIM will use one rating if that is all that is provided. Securities that are not rated by all three agencies are reflected as such.

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

8	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/16/01
Without Sales Charge		9.41%	4.91%	4.11%
With Sales Charge*		5.28	4.12	3.71
CLASS B SHARES	2/16/01
Without CDSC		8.56	4.20	3.51
With CDSC**		3.56	3.86	3.51
CLASS C SHARES	1/31/03
Without CDSC		8.63	4.20	3.36
With CDSC***		7.63	4.20	3.36
INSTITUTIONAL CLASS SHARES	9/10/01	9.59	5.20	4.38
SELECT CLASS SHARES	1/1/97	9.40	5.00	4.17

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/02 to 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of the Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan New York Tax Free Bond Fund, Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index and Lipper Intermediate Municipal Debt Funds Index from February 28, 2002 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital New York Competitive Intermediate (1–17 year)

Maturities Index represents the performance of New York municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	9

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 92.8%
	California — 89.4%
	Certificate of Participation/Lease — 9.0%
1,000	Anaheim Public Financing Authority, Public Improvements Project, Capital Appreciation, Series C, Rev., COP, AGM, Zero Coupon, 09/01/19	752
2,000	California State Public Works Board, California State University, Series A, Rev., COP, NATL-RE, FGIC, 5.250%, 10/01/17	2,360
1,500	California State Public Works Board, Department Development Services, Porterville, Series C, Rev., COP, 6.000%, 04/01/25	1,764
1,000	California State Public Works Board, Department of Corrections & Rehabilitations, Series J, Rev., COP, AMBAC, 5.250%, 01/01/16	1,142
100	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., COP, 5.250%, 06/01/12	101
1,500	California State Public Works Board, Regents University, Series A, Rev., COP, 5.000%, 03/01/20	1,759
1,000	California State Public Works Board, Various Universities of California Projects, Series D, Rev., COP, 5.000%, 05/01/20	1,102
1,000	City of Laguna Hills, COP, 4.000%, 02/01/16	1,115
4,205	City of Los Angeles, Sonnenblick Del Rio West Los Angeles, COP, AMBAC, 6.125%, 11/01/15	4,221
1,240	City of Sacramento Financing Authority, Capital Improvement, Series A, Rev., COP, AMBAC, 5.000%, 12/01/19	1,362
1,000	Irvine Ranch Water District, COP, 5.000%, 03/01/26	1,170
1,500	Los Angeles County Public Works Financing Authority, Regional Park & Open Space, Special Assessment, Series A, COP, NATL-RE, 5.000%, 10/01/19	1,868
1,500	Monterey County, Refinancing Project, COP, AGM, 5.000%, 08/01/20	1,750
1,385	Mountain View/Santa Clara County, Capital Projects, COP, 5.250%, 08/01/16	1,474
1,400	San Diego County, Justice Facilites, COP, 5.000%, 10/01/25	1,585
1,250	San Francisco City & County, Multiple Capital Improvement Projects, Series A, COP, 5.000%, 04/01/22	1,407
1,500	San Francisco State Building Authority, California State & San Francisco Civic Center, Series A, Rev., COP, NATL-RE, FGIC, 5.000%, 12/01/20	1,610

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Certificate of Participation/Lease — Continued
	San Mateo Joint Power Authority, Capital Projects Program,
250	Rev., COP, NATL-RE, 6.500%, 07/01/15	287
2,190	Series A, Rev., COP, 5.250%, 07/15/21	2,617
1,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., COP, NATL-RE, 6.250%, 07/01/24	1,730
1,000	Santa Clara County Financing Authority, Series A, Rev., COP, AMBAC, 5.750%, 11/15/13	1,089

		32,265

	Education — 2.4%
1,000	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/24	1,180
	California Educational Facilities Authority, Stanford University,
750	Series P, Rev., 5.250%, 12/01/13	816
1,500	Series T-5, Rev., 5.000%, 03/15/23	1,948
1,000	California State University, Systemwide, Series C, Rev., AGM, 5.000%, 11/01/19	1,225
2,000	University of California, Series Q, Rev., 5.250%, 05/15/26	2,288
1,000	University of California Regents Medical Center, Series A, Rev., NATL-RE, 5.000%, 05/15/17	1,117

		8,574

	General Obligation — 33.0%
2,050	Acalanes Union High School District, GO, 4.000%, 08/01/20 (w)	2,379
1,385	Berkeley Unified School District, GO, 4.000%, 08/01/16	1,570
1,500	Beverly Hills Unified School District, Capital Appreciation, Election of 2008, GO, Zero Coupon, 08/01/23	1,023
1,465	California State Polytechnic University, Private Placement, GO, 5.055%, 03/15/14 (f) (i)	1,484
1,000	Carlsbad Unified School District, GO, Zero Coupon, 05/01/18	859
1,000	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/24	556
2,000	Desert Sands Unified School District, GO, AMBAC, Zero Coupon, 06/01/14	1,958
1,500	Escondido Union High School District, Election of 2008, Capital Appreciation, Series A, GO, AGC, Zero Coupon, 08/01/25	880
1,915	Evergreen Elementary School District, Capital Appreciation, GO, AGC, Zero Coupon, 08/01/24	1,192

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
1,000	Fallbrook Union High School District, San Diego County, GO, NATL-RE, FGIC, 5.375%, 09/01/12	1,024
1,000	Fremont Unified School District, Alameda County, GO, 5.000%, 08/01/26	1,230
1,000	Glendale Community College District, Capital Appreciation, Series A, GO, NATL-RE, Zero Coupon, 10/01/17	858
1,000	Glendale Unified School District, GO, 4.000%, 09/01/14	1,088
	Irvine Ranch Water District,
2,540	COP, GO, 5.000%, 03/01/25	2,993
1,500	COP, GO, 5.000%, 03/01/27	1,743
1,500	Los Angeles Community College District, Election of 2003, University & College Improvements, Series E, GO, AGM, 5.000%, 08/01/19	1,748
	Los Angeles Unified School District,
2,000	Series A, GO, 5.000%, 07/01/15	2,283
125	Series A, GO, FGIC, 6.000%, 07/01/15	146
1,000	Series I, GO, 5.000%, 07/01/25	1,157
1,650	Series KRY, GO, 5.000%, 07/01/12	1,677
	Los Angeles Unified School District, Election of 2004,
1,000	Series G, GO, AMBAC, 5.000%, 07/01/18	1,152
1,000	Series H, GO, AGM, 5.000%, 07/01/19	1,188
1,115	Mendocino-Lake Community College District, Election of 2006, Series A, GO, NATL-RE, 5.000%, 08/01/21	1,246
3,000	Monterey Peninsula Community College District, Capital Appreciation, Series C, GO, AGM, Zero Coupon, 08/01/23	1,834
1,580	Moreland School District, Crossover, GO, AGM, 4.250%, 08/01/21	1,697
1,000	Murrieta Valley Unified School District Public Financing Authority, School District Election of 2006, GO, AGM, Zero Coupon, 09/01/24	595
1,500	Napa Valley Community College District, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 08/01/21	1,025
2,000	Napa Valley Unified School District, Election of 2006, Series A, GO, Zero Coupon, 08/01/27	1,030
	Palo Alto Unified School District, Election of 2008, Capital Appreciation,
1,500	GO, Zero Coupon, 08/01/22	1,074
1,015	GO, Zero Coupon, 08/01/25	628
1,500	GO, Zero Coupon, 08/01/26	880
1,500	Palomar Pomerado Health, Capital Appreciation, Series A, GO, NATL-RE, Zero Coupon, 08/01/18	1,229

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,000	Pasadena Unified School District, Election of 2008, Series A-1, GO, 5.000%, 08/01/20	1,218
1,500	San Bernardino City Unified School District, Election of 2004, Series B, GO, AGM, 5.000%, 08/01/23	1,698
1,000	San Diego Community College District, Election of 2006, GO, 5.000%, 08/01/26	1,197
1,000	San Diego Community College District, Election of 2006, Capital Appreciation, GO, AGM, Zero Coupon, 08/01/14	983
	San Diego Unified School District, Election of 1998,
2,010	Series C-2, GO, AGM, 5.500%, 07/01/24	2,527
2,400	Series F-1, GO, AGM, 5.250%, 07/01/27	2,956
2,500	Series F-1, GO, AGM, 5.250%, 07/01/28	3,080
	San Francisco City & County,
2,000	Series R1, GO, 5.000%, 06/15/20	2,509
1,500	Series R1, GO, 5.000%, 06/15/24	1,844
2,000	San Francisco City & County, General Hospital Improvement, Series A, GO, 5.000%, 06/15/15	2,296
1,395	San Francisco Community College District, Election of 2005, Series D, GO, 5.000%, 06/15/26	1,656
	San Francisco Unified School District,
1,610	GO, 5.000%, 08/01/24	1,959
1,000	GO, 5.000%, 08/01/25	1,203
2,680	San Francisco Unified School District, Proposition A, Election of 2006, Series E, GO, 5.000%, 06/15/14	2,963
1,500	San Jose Evergreen Community College District, Election of 2004, Series B, GO, AGM, 5.000%, 09/01/23	1,755
585	San Mateo County Community College District, Election of 2001, Series A, GO, NATL-RE, FGIC, 5.375%, 09/01/19	600
2,500	San Mateo Union High School District, GO, Zero Coupon, 02/15/15	2,428
1,700	Santa Ana Unified School District, GO, AGC, 4.000%, 08/01/16	1,929
1,200	Santa Clara Unified School District, GO, 5.000%, 07/01/16	1,425
2,000	Santa Monica Community College District, Election of 2002, Capital Appreciation, Series C, GO, NATL-RE, Zero Coupon, 08/01/16	1,814
1,500	Santa Monica Community College District, Election of 2007, Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/12	1,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	11

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
	State of California,
1,000	GO, 5.000%, 05/01/16	1,126
1,500	GO, 5.000%, 03/01/17	1,725
2,000	GO, 5.000%, 08/01/19	2,295
1,000	GO, 5.000%, 09/01/19	1,135
1,000	GO, 5.000%, 09/01/21	1,214
3,500	GO, 5.000%, 11/01/21	4,084
3,000	GO, 5.000%, 08/01/22	3,426
1,575	GO, 5.250%, 09/01/27	1,835
1,565	GO, AMBAC, 5.000%, 02/01/27	1,893
1,500	GO, NATL-RE, 4.000%, 09/01/14	1,627
120	GO, NATL-RE-IBC, 6.250%, 10/01/19 (p)	121
1,640	State of California, Economic Recovery, Series A, GO, 4.250%, 07/01/17	1,919
	State of California, Various Purpose,
2,275	GO, 4.000%, 10/01/15	2,527
2,000	GO, 5.000%, 04/01/24	2,303
2,310	GO, 5.250%, 10/01/22	2,714
1,000	GO, 5.500%, 04/01/23	1,195
1,500	Torrance Unified School District, Election of 2008, GO, 5.375%, 08/01/23	1,800
2,545	Walnut Valley Unified School District, Series A, GO, NATL-RE, 7.200%, 02/01/16	2,669
1,500	West Contra Costa Unified School District, GO, NATL-RE, FGIC, Zero Coupon, 08/01/17	1,305

		117,879

	Hospital — 2.6%
1,000	California Health Facilities Financing Authority, Cedars Sinai Medical Center, Rev., 5.000%, 11/15/20	1,096
1,500	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.250%, 10/01/24	1,827
1,000	California Health Facilities Financing Authority, Sutter Health, Series A, Rev., 5.500%, 08/15/18	1,238
1,000	Loma Linda University Medical Center, Series A, Rev., 5.000%, 12/01/18	1,031
1,565	Sierra View Local Health Care District, Rev., 5.100%, 07/01/21	1,661
	University of California Regents Medical Center,
1,500	Series D, Rev., 5.000%, 05/15/20	1,732
500	Series E, Rev., 5.000%, 05/15/15	563

		9,148

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — 0.6%
	California Housing Finance Agency, Home Mortgage,
1,000	Series D, Rev., AMT, FGIC, 4.350%, 02/01/17	1,002
1,000	Series J, Rev., AMT, AGM, 4.750%, 08/01/15	1,038

		2,040

	Other Revenue — 14.7%
2,065	Alameda County Water District Financing Authority, Water System, Rev., 5.000%, 06/01/23	2,621
750	Beverly Hills Public Financing Authority, Capital Improvement Project, Rev., 4.000%, 06/01/16	853
1,000	California Health Facilities Financing Authority, Cedars Sinai Medical Center, Rev., 5.000%, 08/15/18	1,191
1,000	California Health Facilities Financing Authority, Sutter Health, Series D, Rev., 5.000%, 08/15/25	1,174
1,500	California Infrastructure & Economic Development Bank, The J. Paul Getty Trust, Series A-1, Rev., 5.000%, 10/01/21	1,931
	California State Department of Water Resources, Power Supply,
2,000	Series L, Rev., 5.000%, 05/01/14	2,202
1,000	Series N, Rev., 4.000%, 05/01/18	1,171
1,000	Series N, Rev., 5.000%, 05/01/18	1,230
1,000	California Statewide Communities Development Authority, Cottage Health Obligation Group, Rev., 5.000%, 11/01/16	1,148
515	California Statewide Communities Development Authority, Shutter Health, Series A, Rev., 5.000%, 08/15/19	629
	City of Long Beach,
1,000	Series A, Rev., 5.000%, 05/15/25	1,182
1,500	Series B, Rev., 5.000%, 05/15/26	1,747
1,000	City of Los Angeles, Waste Water System, Sub Series A, Rev., 4.000%, 06/01/15	1,109
1,000	Contra Costa Water District, Series B, Rev., 5.000%, 10/01/15	1,155
500	Eastern Municipal Water District, Series A, Rev., 4.000%, 07/01/17	581
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded, Enhanced Asset-Backed,
1,000	Series A, Rev., 5.000%, 06/01/19	1,001
1,000	Series A-1, Rev., 5.000%, 06/01/13	1,032
545	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/16	622

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
	Los Angeles Department of Airports,
2,000	Series A, Rev., 5.000%, 05/15/26	2,320
1,000	Series A, Rev., 5.000%, 05/15/27	1,152
750	Los Angeles Department of Water & Power, Power Systems, Series A, Rev., 5.000%, 07/01/15	861
	Los Angeles Harbor Department,
1,000	Series A, Rev., 5.000%, 08/01/21	1,197
1,000	Series B, Rev., 5.000%, 08/01/25	1,205
	Metropolitan Water District of Southern California,
1,500	Series A, Rev., 5.000%, 10/01/29 (w)	1,820
1,000	Series B, Rev., 5.000%, 07/01/16	1,188
2,125	Series C, Rev., 5.000%, 10/01/27	2,827
1,000	Port of Oakland, Series O, Rev., 5.000%, 05/01/17	1,113
1,000	San Diego County Water Authority, Series A, Rev., 5.000%, 05/01/25	1,201
1,000	San Diego County Water Authority, Sub Lien, Series S-1, Rev., 5.000%, 07/01/16	1,178
1,500	San Francisco Bay Area Rapid Transit District, Rev., 5.000%, 07/01/27	1,757
1,200	San Francisco City & County Airports Commission, Series B, Rev., 5.000%, 05/01/18	1,444
2,000	San Francisco City & County Airports Commission, Second Series, Series A, Rev., AMT, 5.000%, 05/01/29 (w)	2,210
	San Francisco City & County Public Utilities Commission,
1,970	Sub Series A, Rev., 5.000%, 11/01/14	2,212
2,380	Sub Series A, Rev., 5.000%, 11/01/26	2,808
	University of California,
1,000	Series AB, Rev., 5.000%, 05/15/26	1,182
1,350	Series U, Rev., 5.000%, 05/15/14	1,489
650	University of California, Limited Project, Series E, Rev., 4.000%, 05/15/15	719

		52,462

	Prerefunded — 2.9%
	California State Department of Water Resources, Water Systems,
540	Series J-3, Rev., 7.000%, 12/01/12 (p)	567
25	Series J-3, Rev., 7.000%, 12/01/12 (p)	26
790	City of San Bernardino, Single Family Mortgage, Series A, Rev., FHA/VA MTGS, GNMA COLL, 7.500%, 05/01/23 (p)	1,046
1,795	Foothill Eastern Transportation Corridor Agency, Capital Appreciation, Series A, Rev., Zero Coupon, 01/01/26 (p)	1,238

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — Continued
2,000	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded, Enhanced Asset Backed, Series B, Rev., FGIC-TCRS, 5.500%, 06/01/13 (p)	2,131
990	San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation, NATL-RE, 6.000%, 08/01/15 (p)	1,178
	San Marcos Public Facilities Authority, CR,
1,990	Rev., Zero Coupon, 03/01/14 (p)	1,975
715	Rev., Zero Coupon, 01/01/19 (p)	640
1,485	State of California, Economic Recovery, Series A, GO, 5.000%, 07/01/14 (p)	1,649

		10,450

	Special Tax — 3.1%
1,000	Colton Public Financing Authority, Tax Allocation, Series A, NATL-RE, 5.000%, 08/01/18	1,001
1,395	Los Angeles County Community Facilities District No. 3, Improvement Area B, Special Tax, Series A, AMBAC, 5.625%, 03/01/12 (p)	1,395
2,000	Los Angeles County Metropolitan Transportation Authority, Series A, Rev., 5.250%, 07/01/23	2,430
2,000	Los Angeles County Metropolitan Transportation Authority, Proposition A, First Tier, Series A, Rev., AMBAC, 5.000%, 07/01/13	2,130
2,000	Los Angeles County Metropolitan Transportation Authority, Proposition A, First Tier Senior, Rev., 5.000%, 07/01/18	2,478
375	Pomona Public Financing Authority, Southwest Pomona Redevelopment Project, Unrefunded Balance, Series W, Rev., NATL-RE, 5.000%, 02/01/18	376
1,310	South Orange County Public Financing Authority, Foothill Area, Special Tax, Series A, NATL-RE, FGIC, 5.250%, 08/15/18	1,416

		11,226

	Transportation — 5.7%
	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area,
2,000	Series F, Rev., 5.000%, 04/01/18	2,332
1,500	Series F, Rev., 5.000%, 04/01/25	1,724
	Los Angeles Department of Airports,
1,000	Series D, Rev., 5.000%, 05/15/15	1,126
1,250	Series E, Rev., 4.500%, 05/15/16	1,424
	Los Angeles Harbor Department,
1,500	Series A, Rev., AMT, NATL-RE, 5.000%, 08/01/17	1,744
1,500	Series C, Rev., 5.000%, 08/01/14	1,664

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	13

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Transportation — Continued
1,000	Series C, Rev., AMT, NATL-RE, 5.000%, 08/01/17	1,131
1,500	Port of Oakland, Inter Lien, Series A, Rev., NATL-RE, 5.000%, 11/01/14	1,618
1,500	Sacramento County, Airport Systems, Series A, Rev., AGM, 5.000%, 07/01/22	1,662
1,500	San Francisco City & County Airports Commission, Second Series, Series C, Rev., AGM, 5.000%, 05/01/17	1,792
	San Francisco City & County Airports Commission, Second Series, Issue 32F,
1,000	Rev., NATL-RE, FGIC, 5.000%, 05/01/14	1,095
1,000	Rev., NATL-RE, FGIC, 5.250%, 05/01/18	1,218
1,500	San Francisco City & County Airports Commission, Second Series, Issue 34E, Rev., AMT, AGM, 5.750%, 05/01/22	1,747

		20,277

	Utility — 6.6%
3,135	Anaheim Public Financing Authority, Distribution System, Second Lien, Rev., NATL-RE, 5.250%, 10/01/16	3,449
1,535	Anaheim Public Financing Authority, Electric Systems Distribution, Rev., 5.000%, 10/01/22	1,807
	California State Department of Water Resources, Power Supply,
1,500	Series A, Rev., NATL-RE, 5.250%, 05/01/12	1,513
1,000	Series H, Rev., 5.000%, 05/01/22	1,166
2,860	City of Burbank, Water & Power, Series A, Rev., 5.000%, 06/01/22	3,450
2,020	City of Pasadena, Rev., 4.000%, 08/01/17	2,357
1,500	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/20	1,637
	Los Angeles Department of Water & Power, Power Systems,
1,500	Series B, Rev., 5.000%, 07/01/23	1,769
1,500	Series B, Rev., 5.250%, 07/01/23	1,796
2,000	Series B, Rev., AGM, 5.125%, 07/01/13 (p)	2,131
2,135	Southern California Public Power Authority, Project No.1, Series A, Rev., 5.000%, 11/01/18	2,303

		23,378

	Water & Sewer — 8.8%
	California State Department of Water Resources, Water Systems,
2,500	Series AF, Rev., 5.000%, 12/01/24	2,954
2,500	Series AF, Rev., 5.000%, 12/01/25	2,939

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — Continued
1,500	Series AG, Rev., 5.000%, 12/01/24	1,809
1,435	California State Department of Water Resources, Water Systems, Unrefunded Balance, Series J-3, Rev., 7.000%, 12/01/12	1,507
1,000	City of Riverside, Riverside Sewer, Rev., 5.000%, 08/01/15	1,142
1,000	City of Riverside, Water Revenue, Series A, Rev., 5.000%, 10/01/15	1,153
1,500	City of Santa Rosa, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	939
1,500	East Bay Municipal Utility District, Series A, Rev., 5.000%, 06/01/27	1,783
	Los Angeles Department of Water & Power, Power Systems,
1,500	Series B, Rev., 5.250%, 07/01/24	1,786
1,000	Sub Series A-1, Rev., AMBAC, 5.000%, 07/01/15	1,145
	Metropolitan Water District of Southern California,
1,000	Rev., 5.000%, 07/01/20	1,239
1,000	Series E, Rev., 3.750%, 07/01/14	1,080
1,500	Sacramento County Sanitation Districts Financing Authority, Rev., NATL-RE, FGIC, 5.000%, 12/01/20	1,732
	San Diego Public Facilities Financing Authority,
1,000	Series A, Rev., 5.000%, 08/01/21	1,185
1,500	Series A, Rev., 5.000%, 05/15/25	1,757
2,000	Series B, Rev., 5.000%, 08/01/25	2,368
	San Francisco City & County Public Utilities Commission,
2,000	Series A, Rev., 5.000%, 11/01/16	2,394
2,000	Series B, Rev., 5.000%, 11/01/20	2,452

		31,364

	Total California	319,063

	Illinois — 0.6%
	Transportation — 0.6%
2,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AMBAC, 5.000%, 01/01/21	2,191

	Kentucky — 0.4%
	Certificate of Participation/Lease — 0.4%
1,000	Kentucky State Property & Buildings Commission, Project No. 82, Rev., COP, AGM, 5.250%, 10/01/18	1,223

	Massachusetts — 0.5%
	General Obligation — 0.5%
1,500	Commonwealth of Massachusetts, Series C, GO, AGM, 5.500%, 12/01/17	1,887

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — 0.5%
	Other Revenue — 0.5%
1,500	New York State Environmental Facilities Corp., Revolving Funds, Municipal Water, Rev., 5.000%, 06/15/19	1,852

	Ohio — 0.3%
	Housing — 0.3%
815	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series A, Rev., AMT, GNMA COLL, 4.100%, 09/01/13	837

	Pennsylvania — 0.3%
	Hospital — 0.3%
1,000	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/17	1,190

	Puerto Rico — 0.3%
	Other Revenue — 0.3%
	Puerto Rico Highway & Transportation Authority,
455	Series AA, Rev., NATL-RE, 5.500%, 07/01/18 (p)	577
300	Series W, Rev., NATL-RE-IBC, 5.500%, 07/01/15 (p)	338
	Puerto Rico Highway & Transportation Authority, Unrefunded Balance,
20	Series AA, Rev., NATL-RE, 5.500%, 07/01/18	23
120	Series W, Rev., NATL-RE-IBC, 5.500%, 07/01/15	132

	Total Puerto Rico	1,070

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	South Carolina — 0.2%
	General Obligation — 0.2%
550	Charleston County, GO, NATL-RE-IBC, 3.000%, 09/01/14	587

	Texas — 0.3%
	Transportation — 0.3%
1,000	Texas State Transportation Commission, First Tier, Rev., 5.000%, 04/01/17	1,168

	Total Municipal Bonds (Cost $304,443)	331,068

SHARES
Short-Term Investment — 8.0%
	Investment Company — 8.0%
28,694	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $28,694)	28,694

	Total Investments — 100.8% (Cost $333,137)	359,762
	Liabilities in Excess of Other Assets — (0.8)%	(2,764)

	NET ASSETS — 100.0%	$356,998

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	15

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 96.5%
	Alabama — 0.5%
	Education — 0.2%
10,000	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16	11,972

	General Obligation — 0.1%
1,790	City of Huntsville, Capital Improvement Works, Series A, GO, 5.000%, 09/01/22	2,136
	City of Huntsville, School, Capital Improvement Works,
1,000	Series B, GO, 5.000%, 09/01/22	1,193
1,000	Series B, GO, 5.000%, 09/01/26	1,178

		4,507

	Prerefunded — 0.2%
6,960	Jefferson County, Water & Sewer System, Capital Improvement, Rev., FGIC, 5.125%, 08/01/12 (p)	7,093

	Total Alabama	23,572

	Alaska — 0.6%
	Certificate of Participation/Lease — 0.3%
12,275	Boro of Matanuska-Susitna, Goose Creek Correctional Center, Rev., COP, AGC, 5.500%, 09/01/23	14,778

	Other Revenue — 0.2%
9,000	Alaska Industrial Development & Export Authority, Providence Health & Services, Series A, Rev., 5.500%, 10/01/41	10,051

	Utility — 0.1%
	Alaska Municipal Bond Bank Authority,
1,000	Series 1, Rev., 5.250%, 09/01/23	1,169
1,000	Series 1, Rev., 5.375%, 09/01/25	1,160
1,000	Series 1, Rev., 5.500%, 09/01/27	1,152

		3,481

	Total Alaska	28,310

	Arizona — 2.6%
	Certificate of Participation/Lease — 0.5%
	Arizona School Facilities Board,
15,000	COP, 5.750%, 09/01/18	17,880
5,000	Series A-2, COP, AGM-CR, FGIC, 5.000%, 09/01/17	5,489
1,680	Series A-3, COP, AGM-CR, FGIC, 5.000%, 09/01/17	1,844
1,000	Arizona State University, Board of Regents, COP, NATL-RE, 5.000%, 07/01/18	1,143

		26,356

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.1%
1,140	City of Scottsdale, GO, 5.000%, 07/01/21	1,440
905	Maricopa County Unified School District No. 89-Dysart, GO, NATL-RE, FGIC, 5.250%, 07/01/20	1,109
4,455	Tempe Union High School District No. 213, GO, AGM, 5.000%, 07/01/13	4,739

		7,288

	Hospital — 0.7%
	Arizona Health Facilities Authority, Banner Health,
3,000	Series D, Rev., 5.000%, 01/01/13	3,118
3,000	Series D, Rev., 5.000%, 01/01/14	3,239
2,500	Series D, Rev., 5.000%, 01/01/23	2,786
5,000	Series D, Rev., 5.000%, 01/01/24	5,560
10,000	Series D, Rev., 5.500%, 01/01/19	11,877
5,000	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.160%, 02/02/15	4,678
300	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 5.750%, 12/01/12	300
1,000	Scottsdale IDA, Healthcare, Series A, Rev., 5.000%, 09/01/15	1,095

		32,653

	Other Revenue — 0.1%
	Pima County, Sewer System Revenue,
2,300	Series B, Rev., 5.000%, 07/01/21	2,779
2,150	Series B, Rev., 5.000%, 07/01/22	2,569

		5,348

	Prerefunded — 0.5%
14,360	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	16,190
5,540	Maricopa County IDA, Capital Appreciation, Series 1983A, Rev., Zero Coupon, 12/31/14 (p)	5,433
1,000	Tucson & Pima Counties IDA, Capital Appreciation, Series 1983A, Rev., Zero Coupon, 12/01/14 (p)	984

		22,607

	Special Tax — 0.4%
	Glendale Western Loop 101 Public Facilities Corp.,
5,000	Series A, Rev., 6.250%, 07/01/38	5,261
10,250	Series A, Rev., 7.000%, 07/01/28	11,249
5,000	Series A, Rev., 7.000%, 07/01/33	5,487

		21,997

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Transportation — 0.2%
	Arizona State Transportation Board, Highway,
5,000	Rev., 5.000%, 07/01/17	5,826
4,675	Series B, Rev., 5.000%, 07/01/16	5,443

		11,269

	Utility — 0.1%
	Salt River Project Agricultural Improvement & Power District,
1,000	Series A, Rev., 5.000%, 01/01/20	1,192
500	Series A, Rev., 5.000%, 01/01/21	601
1,000	Series A, Rev., 5.000%, 01/01/22	1,168

		2,961

	Water & Sewer — 0.0% (g)
1,000	Arizona Water Infrastructure Finance Authority, Water Quality, Series A, Rev., 5.000%, 10/01/24	1,169

	Total Arizona	131,648

	California — 11.3%
	Certificate of Participation/Lease — 0.8%
	California State Public Works Board, California State University,
2,040	Series B, Rev., COP, AGM, 5.000%, 04/01/21	2,173
2,245	Series B, Rev., COP, AGM, 5.000%, 04/01/23	2,368
1,850	California State Public Works Board, Department of Corrections & Rehabilitation, Series E, Rev., COP, XLCA, 5.000%, 06/01/18	1,955
	California State Public Works Board, Department of Forestry & Fire Protection,
2,785	Series C, Rev., COP, AGM, 5.000%, 04/01/22	2,949
2,105	Series C, Rev., COP, AGM, 5.000%, 04/01/24	2,209
2,310	Series C, Rev., COP, AGM, 5.000%, 04/01/26	2,400
1,000	California State Public Works Board, Department of General Services, Series A, Rev., COP, AMBAC, 5.250%, 12/01/19	1,025
	California State Public Works Board, Department of General Services, Butterfield State,
2,400	Series A, Rev., COP, 5.000%, 06/01/13	2,532
2,330	Series A, Rev., COP, 5.000%, 06/01/14	2,547
3,500	Series A, Rev., COP, 5.000%, 06/01/19	3,750
1,750	Series A, Rev., COP, 5.000%, 06/01/20	1,862
	California State Public Works Board, Department of Justice,
1,285	Series D, Rev., COP, AGM, 5.000%, 04/01/21	1,369
1,415	Series D, Rev., COP, AGM, 5.000%, 04/01/23	1,492
1,560	Series D, Rev., COP, AGM, 5.000%, 04/01/25	1,629

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Certificate of Participation/Lease — Continued
10,445	Castaic Lake Water Agency, Capital Appreciation, Water System Improvement Project, COP, AMBAC, Zero Coupon, 08/01/25	6,255
1,700	Fontana Public Finance Authority, Rev., COP, AMBAC, 5.250%, 09/01/19	1,842

		38,357

	Education — 0.7%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/39	2,211
3,360	California State Public Works Board, University Research Project, Series E, Rev., 5.250%, 10/01/20	3,815
500	California State University, Systemwide, Series C, Rev., AGM, 5.000%, 11/01/14	559
2,390	Dublin Unified School District, Capital Appreciation, Election of 2004, Series C, GO, NATL-RE, Zero Coupon, 08/01/32	805
	University of California,
10,000	Series O, Rev., 5.750%, 05/15/28	12,147
5,000	Series O, Rev., 5.750%, 05/15/30	6,004
10,000	Series O, Rev., 5.750%, 05/15/34	11,693

		37,234

	General Obligation — 5.8%
	Carlsbad Unified School District,
1,000	GO, Zero Coupon, 05/01/15	967
2,000	GO, Zero Coupon, 05/01/18	1,717
2,070	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/24	1,151
19,585	Grossmont-Cuyamaca Community College District, Capital Appreciation, Election of 2002, Series C, GO, AGC, Zero Coupon, 08/01/26	10,709
	Long Beach Community College District, Election of 2002, Capital Appreciation,
3,265	Series D, GO, NATL-RE, FGIC, Zero Coupon, 05/01/20	2,491
4,365	Series D, GO, NATL-RE, FGIC, Zero Coupon, 05/01/21	3,168
5,265	Series D, GO, NATL-RE, FGIC, Zero Coupon, 05/01/22	3,601
	Los Angeles Unified School District,
7,750	Series B, GO, AGM, 4.750%, 07/01/19	8,903
6,880	Series B, GO, FGIC, 4.750%, 07/01/21	7,750
6,120	Series I, GO, 5.250%, 07/01/23	7,330

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	17

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
30,190	Los Angeles Unified School District, Election of 2002, Series A, GO, AGM, 5.000%, 07/01/13 (p)	32,105
10,315	Los Angeles Unified School District, Election of 2004, Series G, GO, AMBAC, 5.000%, 07/01/30	11,275
2,925	Los Rios Community College District, Election of 2002, Series B, GO, NATL-RE, 5.000%, 08/01/12 (p)	3,043
2,085	Napa Valley Unified School District, Election of 2002, GO, NATL-RE, FGIC, 5.000%, 08/01/27	2,274
3,615	Palomar Pomerado Health, Capital Appreciation, Series A, GO, NATL-RE, Zero Coupon, 08/01/18	2,963
1,595	San Diego Community College District, Election of 2006, Capital Appreciation, GO, AGM, Zero Coupon, 08/01/15	1,534
8,945	San Francisco City & County Unified School District, Election of 2003, Series B, GO, AGM, 5.000%, 06/15/23	9,233
5,400	San Mateo Union High School District, Capital Appreciation, GO, Zero Coupon, 02/15/15	5,244
295	Santa Monica Community College District, Election of 2007, Series B, GO, NATL-RE, FGIC, Zero Coupon, 08/01/14	290
	State of California,
6,875	GO, 5.000%, 11/01/15	7,899
5,000	GO, 5.000%, 08/01/16	5,868
8,545	GO, 5.000%, 02/01/21	9,004
1,650	GO, 5.000%, 08/01/22	1,842
5,000	GO, 5.125%, 04/01/23	5,369
3,000	GO, 5.250%, 02/01/18	3,133
1,150	GO, NATL-RE, 5.000%, 06/01/21	1,281
3,590	GO, NATL-RE, 5.250%, 02/01/26	3,717
5,000	GO, NATL-RE, FGIC-TCRS, 5.250%, 02/01/15	5,342
4,655	Series 2, GO, 5.000%, 09/01/20	5,235
	State of California, Economic Recovery,
7,535	Series A, GO, 5.000%, 07/01/15	8,278
25,860	Series A, GO, NATL-RE, 5.000%, 07/01/15	28,581
6,000	Series A, GO, NATL-RE, FGIC, 5.250%, 07/01/14	6,668
	State of California, Various Purpose,
25	GO, 5.000%, 03/01/14	27
15,000	GO, 5.000%, 04/01/17	17,837
6,790	GO, 5.500%, 04/01/18	8,395
6,800	GO, 5.500%, 04/01/21	8,279
15,000	GO, 5.625%, 04/01/26	17,705

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
6,685	GO, 6.500%, 04/01/33	8,222
6,580	Temple City Unified School District, GO, NATL-RE, FGIC, 5.250%, 08/01/22	8,221
2,700	West Contra Costa Unified School District, Election of 2005, Series A, GO, AGM, 5.000%, 08/01/25	2,929
	West Valley-Mission Community College District, Election of 2004,
2,840	Series A, GO, AGM, 5.000%, 08/01/23	3,218
5,695	Series A, GO, AGM, 5.000%, 08/01/25	6,408

		289,206

	Hospital — 0.3%
	California Health Facilities Financing Authority, Providence Health & Services,
2,000	Series C, Rev., 6.250%, 10/01/28	2,371
2,450	Series C, Rev., 6.500%, 10/01/33	2,916
6,000	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.500%, 06/01/22	6,437
	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home,
3,000	Rev., 5.000%, 11/15/18	3,106
1,000	Rev., 5.250%, 11/15/23	1,023

		15,853

	Other Revenue — 0.5%
	California Health Facilities Financing Authority, Cedars Sinai Medical Center,
2,250	Rev., 5.000%, 08/15/18	2,680
1,000	Rev., 5.000%, 08/15/19	1,208
2,000	Rev., 5.000%, 08/15/20	2,418
1,500	Rev., 5.000%, 08/15/21	1,799
	California Health Facilities Financing Authority, Sutter Health,
1,500	Series D, Rev., 5.000%, 08/15/24	1,775
2,000	Series D, Rev., 5.000%, 08/15/25	2,349
1,965	California Health Facilities Financing Authority, Unrefunded Balance, Providence Health, Rev., 6.500%, 10/01/38	2,309
6,490	California State University, Series A, Rev., AGM, 4.750%, 11/01/23	6,824
	Simi Valley School Financing Authority, Unified School District,
1,250	Rev., AGM, 5.000%, 08/01/19	1,507
2,000	Rev., AGM, 5.000%, 08/01/20	2,375

		25,244

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — 1.7%
35	California Health Facilities Financing Authority, Providence Health, Rev., 6.500%, 10/01/18 (p)	47
500	California State Department of Water Resources, Central Valley Project, Water Systems, Series J-1, Rev., 7.000%, 12/01/12 (p)	525
22,205	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	23,972
	Golden State Tobacco Securitization Corp., Asset-Backed,
7,350	Series A-2, Rev., 7.900%, 06/01/13 (p)	8,037
3,305	Series A-4, Rev., 7.800%, 06/01/13 (p)	3,610
	Golden State Tobacco Securitization Corp., Enhanced, Asset-Backed,
1,000	Series B, Rev., 5.000%, 06/01/12 (p)	1,012
5,000	Series B, Rev., AMBAC, 5.000%, 06/01/13 (p)	5,295
5,000	Huntington Park Redevelopment Agency, Capital Appreciation, Junior Lien Tax-Merged, TAN, Zero Coupon, 01/01/19 (p)	4,478
	Los Angeles Unified School District, Election of 1997,
13,455	Series E, GO, NATL-RE, 5.125%, 07/01/12 (p)	13,681
11,755	Series F, GO, FGIC, 5.000%, 07/01/13 (p)	12,501
2,020	Rio Hondo Community College District, Series A, GO, NATL-RE, 5.250%, 08/01/14 (p)	2,262
	San Marcos Public Facilities Authority, CR,
1,000	Rev., Zero Coupon, 01/01/19 (p)	896
2,850	Rev., Zero Coupon, 09/01/19 (p)	2,502
2,065	State of California, GO, 5.000%, 02/01/14 (p)	2,253
5,215	State of California, Economic Recovery, Series A, GO, 5.000%, 07/01/14 (p)	5,790

		86,861

	Transportation — 0.2%
5,000	Bay Area Governments Association, State Payment Acceleration Notes, Rev., NATL-RE, FGIC, 5.000%, 08/01/17	5,075
2,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series F, Rev., 5.000%, 04/01/18	2,332
3,230	Los Angeles Department of Airports, Ontario International, Series A, Rev., AMT, NATL-RE, 4.750%, 05/15/13	3,369

		10,776

	Utility — 0.4%
	Long Beach Bond Finance Authority, Natural Gas,
2,500	Series A, Rev., 5.250%, 11/15/21	2,707

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — Continued
9,545	Series A, Rev., 5.250%, 11/15/22	10,274
5,000	Southern California Public Power Authority, San Juan Unit 3, Power Project, Series A, Rev., AGM, 5.500%, 01/01/13	5,219

		18,200

	Water & Sewer — 0.9%
1,840	California State Department of Water Resources, Central Valley Project, Water Systems, Unrefunded Balance, Series J-1, Rev., 7.000%, 12/01/12	1,932
785	City of Long Beach, Water System, Series A, Rev., NATL-RE, 5.750%, 05/01/15	862
5,000	City of Santa Rosa, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	3,129
	City of Vallejo,
3,010	Rev., NATL-RE, 5.000%, 05/01/22	3,121
3,160	Rev., NATL-RE, 5.000%, 05/01/23	3,257
3,320	Rev., NATL-RE, 5.000%, 05/01/24	3,405
3,490	Rev., NATL-RE, 5.000%, 05/01/25	3,569
7,560	Los Angeles Wastewater System, Subseries A, Rev., NATL-RE, 4.200%, 06/01/17	7,880
	San Diego Public Facilities Financing Authority,
3,500	Series A, Rev., 5.000%, 05/15/21	4,226
2,165	Series A, Rev., 5.000%, 05/15/22	2,590
6,200	Series A, Rev., 5.000%, 05/15/23	7,369
1,000	San Luis Obispo County Financing Authority, Nacimiento Water Project, Series A, Rev., NATL-RE, 5.000%, 09/01/19	1,139

		42,479

	Total California	564,210

	Colorado — 4.0%
	Certificate of Participation/Lease — 0.1%
5,000	Colorado Higher Education, Capital Construction, COP, 5.250%, 11/01/23	5,634

	Education — 0.1%
2,035	Arapahoe County School District No. 6-Littleton, GO, NATL-RE, FGIC, 5.250%, 12/01/12 (p)	2,112
	University of Colorado, Enterprise System,
500	Series A, Rev., 5.500%, 06/01/21	631
1,480	Series A, Rev., 5.500%, 06/01/26	1,819
750	Series A, Rev., 5.750%, 06/01/28	930

		5,492

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	19

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — 1.6%
23,470	Adams & Arapahoe Joint School District 28J Aurora, GO, 6.250%, 12/01/18 (p)	31,385
6,845	Denver City & County, Better Denver & Zoo, Series A, GO, 5.250%, 08/01/20	8,619
1,610	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, NATL-RE, FGIC, 5.750%, 12/15/14 (p)	1,845
4,750	Douglas County School District No. Re-1, Douglas & Elbert Counties, Capital Appreciation, Series B, GO, Zero Coupon, 12/15/14	4,626
	Jefferson County School District R-001,
18,325	GO, 5.000%, 12/15/20	22,947
9,500	GO, 5.000%, 12/15/22	11,964

		81,386

	Hospital — 0.1%
	Colorado Health Facilities Authority, Boulder Hospital,
1,000	Series B, Rev., NATL-RE, 6.000%, 10/01/12	1,031
615	Series C, Rev., NATL-RE, 6.000%, 10/01/12	634
825	Series C, Rev., NATL-RE, 6.000%, 10/01/13	887
585	Series C, Rev., NATL-RE, 6.000%, 10/01/14	652
1,350	Colorado Health Facilities Authority, Denver Options, Inc. Project, Rev., ACA, 5.000%, 02/01/17	1,299

		4,503

	Housing — 0.0% (g)
5	Colorado Housing & Finance Authority, Rev., 5.375%, 08/01/12	5

	Other Revenue — 0.1%
5,000	Denver City & County, Airport, Series B, Rev., 5.500%, 11/15/13 (p)	5,445

	Prerefunded — 1.6%
42,790	Adams County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 06/01/16 (p)	41,048
17,350	Colorado Housing & Finance Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	17,070
10,000	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	7,696
1,690	Douglas County School District No. Re-1, Douglas & Elbert Counties, Buildings, Series B, GO, AGM, 5.750%, 12/15/12 (p)	1,765
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	6,022

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — Continued
	University of Colorado, Enterprise System,
2,250	Series A, Rev., FGIC, 5.000%, 06/01/12 (p)	2,278
1,000	Series B, Rev., FGIC, 5.250%, 06/01/13 (p)	1,063

		76,942

	Transportation — 0.4%
7,675	Colorado Department of Transportation, Series B, Rev., NATL-RE, 5.500%, 06/15/15	8,915
	Denver City & County, Airport,
3,030	Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/13	3,245
5,000	Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/14	5,534
2,500	Series E, Rev., NATL-RE, FGIC, 5.250%, 11/15/13	2,580

		20,274

	Total Colorado	199,681

	Connecticut — 0.9%
	General Obligation — 0.5%
	State of Connecticut,
7,000	Series A, GO, 5.000%, 04/15/22	8,214
6,020	Series A, GO, NATL-RE, 5.000%, 03/01/14 (p)	6,585
6,000	Series B, GO, AMBAC, 5.250%, 06/01/20	7,615
3,000	Series C, GO, NATL-RE, FGIC, 5.000%, 04/01/14	3,290
1,000	Town of Newtown, GO, 5.000%, 07/01/21	1,242

		26,946

	Housing — 0.1%
	Connecticut Housing Finance Authority, Next Steps 7,
835	Rev., AGM, 5.000%, 06/15/13	884
1,040	Rev., AGM, 5.000%, 06/15/15	1,177
1,200	Rev., AGM, 5.000%, 06/15/16	1,400
1,260	Rev., AGM, 5.000%, 06/15/17	1,496
1,320	Rev., AGM, 5.000%, 06/15/18	1,539

		6,496

	Other Revenue — 0.1%
2,055	Connecticut State Higher Education Supplement Loan Authority, Chesla Loan Programs, Series A, Rev., 5.250%, 11/15/22	2,470

	Prerefunded — 0.2%
3,905	City of Waterbury, Series A, GO, AGM, 5.500%, 04/01/12 (p)	3,923
3,355	State of Connecticut, Series F, GO, NATL-RE, 5.250%, 10/15/13 (p)	3,626

		7,549

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Special Tax — 0.0% (g)
2,250	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., NATL-RE, FGIC, 5.500%, 10/01/12	2,320

	Transportation — 0.0% (g)
475	State of Connecticut, Transportation Infrastructure, Series B, Rev., NATL-RE-IBC, 6.125%, 09/01/12	489

	Total Connecticut	46,270

	Delaware — 0.4%
	Education — 0.1%
	University of Delaware,
1,500	Series B, Rev., 4.000%, 11/01/13	1,593
1,250	Series B, Rev., 4.000%, 11/01/14	1,370

		2,963

	General Obligation — 0.3%
	State of Delaware,
2,000	GO, 5.000%, 07/01/22	2,478
2,000	GO, 5.000%, 07/01/23	2,462
1,000	Series 2009C, GO, 5.000%, 10/01/25	1,325
4,000	Series B, GO, 5.000%, 07/01/22	5,163
3,710	Series B, GO, 5.000%, 07/01/23	4,843

		16,271

	Total Delaware	19,234

	District of Columbia — 0.3%
	Certificate of Participation/Lease — 0.1%
	District of Columbia,
2,000	COP, NATL-RE, FGIC, 5.000%, 01/01/13	2,068
2,000	COP, NATL-RE, FGIC, 5.250%, 01/01/15	2,221
2,500	COP, NATL-RE, FGIC, 5.250%, 01/01/16	2,841

		7,130

	Other Revenue — 0.2%
2,700	District of Columbia Tobacco Settlement Financing Corp., Asset Backed Bonds, Rev., 6.250%, 05/15/24	2,736
5,000	District of Columbia, Tax Refunding, Series A, Rev., 5.000%, 12/01/22	6,063

		8,799

	Total District of Columbia	15,929

	Florida — 4.6%
	Certificate of Participation/Lease — 0.3%
5,000	Lee County School Board, Series A, COP, AGM, 5.000%, 08/01/15	5,368

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — Continued
5,730	Reedy Creek Improvement District, Series 2, Rev., COP, AMBAC, 5.000%, 10/01/15	6,428
4,000	Tampa Sports Authority, Sales Tax Payments Stadium Project, Rev., COP, AGM, 5.000%, 01/01/23	4,442

		16,238

	Education — 0.2%
9,640	Florida State Board of Education, Lottery, Series A, Rev., AMBAC, 5.000%, 07/01/22	10,863

	General Obligation — 2.3%
4,500	Florida State Board of Education, Series A, GO, 5.000%, 06/01/23	5,464
	Florida State Board of Education, Capital Outlay,
1,250	Series A, GO, 5.000%, 06/01/25	1,500
1,260	Series D, GO, 5.500%, 06/01/18	1,586
4,515	Series E, GO, 5.000%, 06/01/19	5,597
4,740	Series E, GO, 5.000%, 06/01/20	5,919
5,800	Florida State Board of Education, Capital Outlay-2005, Series F, GO, 5.000%, 06/01/20	6,732
	Florida State Board of Education, Public Education, Capital Outlay,
5,000	Series B, GO, 4.750%, 06/01/21	5,573
34,600	Series D, GO, 5.000%, 06/01/24	42,215
25,000	Series D, GO, 5.000%, 06/01/25	30,303
	Miami-Dade County,
2,225	Series CC, GO, AMBAC, 7.125%, 10/01/14	2,579
2,095	Series DD, GO, AMBAC, 7.750%, 10/01/18	2,911
3,025	Palm Beach County, Recreation And Cultural Facility, GO, 5.000%, 07/01/21	3,809

		114,188

	Housing — 0.2%
	Florida Housing Finance Corp., Homeowner Mortgage,
4,980	Series A-1, Rev., GNMA/FNMA/FHLMC COLL, 5.000%, 07/01/28	5,405
3,225	Series I, Rev., GNMA/FNMA/FHLMC, 5.375%, 01/01/39	3,558
1,645	Florida Housing Finance Corp., Homeowner Mortgage Special Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	1,783

		10,746

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
8,095	Florida State Department of Environmental Protection, Series A, Rev., NATL-RE, 5.125%, 07/01/12	8,288

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	21

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.8%
1,500	City of Gulf Breeze, Miami Beach Local Government, Series E, Rev., FGIC, 5.125%, 12/01/15	1,549
500	City of Tampa, Water & Sewer Improvement System, Rev., 5.000%, 10/01/23	609
5,000	Florida Municipal Power Agency, St. Lucie Project, Series A, Rev., 5.000%, 10/01/20	5,930
2,145	Florida State Board of Education, Lottery, Series A, Rev., AMBAC, 5.000%, 07/01/18	2,423
17,975	Florida State Department of Environmental Protection, Series B, Rev., 5.000%, 07/01/20	21,585
5,760	Tampa Sports Authority, Sales Tax Payments Stadium Project, Rev., AGM, 5.000%, 01/01/19	6,369

		38,465

	Special Tax — 0.2%
	City of Port St. Lucie,
2,730	Rev., AGC, 5.000%, 09/01/17	3,280
2,770	Rev., AGC, 5.000%, 09/01/19	3,307
775	Miami-Dade County, Subseries B, Rev., NATL-RE, Zero Coupon, 10/01/32	243
	Tallahassee Blueprint 2000 Intergovernmental Agency,
1,500	Rev., NATL-RE, 5.250%, 10/01/18	1,782
2,060	Rev., NATL-RE, 5.250%, 10/01/19	2,465

		11,077

	Transportation — 0.1%
1,000	Florida State Turnpike Authority, Series C, Rev., 5.000%, 07/01/13	1,073
3,700	Miami-Dade County, Miami International Airport, Series D, Rev., AGM, 5.250%, 10/01/26	4,067
2,610	Volusia County, Gas Tax, Rev., AGM, 5.000%, 10/01/15	2,868

		8,008

	Water & Sewer — 0.3%
4,885	Jacksonville Electric Authority, Waste & Sewer System, Series A, Rev., NATL-RE, FGIC, 5.000%, 10/01/17	5,232
8,200	Miami-Dade County, Water & Sewer System, Series B, Rev., AGM, 5.250%, 10/01/16	9,727

		14,959

	Total Florida	232,832

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Georgia — 3.2%
	Certificate of Participation/Lease — 0.1%
2,850	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/13	2,963

	General Obligation — 1.4%
	Barrow County, School District,
2,090	GO, 5.000%, 02/01/24	2,548
2,500	GO, 5.000%, 02/01/25	3,027
2,000	GO, 5.000%, 02/01/26	2,403
	Gwinnett County School District,
1,500	GO, 5.000%, 02/01/17 (p)	1,810
4,800	GO, 5.000%, 02/01/18 (p)	5,911
	State of Georgia,
8,480	Series B, GO, 5.000%, 07/01/15	9,751
10,000	Series B, GO, 5.000%, 01/01/20	12,310
6,585	Series C, GO, 5.500%, 07/01/14	7,382
6,000	Series C, GO, 5.500%, 07/01/15	6,694
9,300	Series D, GO, 5.000%, 08/01/12 (p)	9,490
7,515	Series G, GO, 5.000%, 10/01/16	9,023

		70,349

	Other Revenue — 0.6%
	Camden County Public Service Authority, St. Mary’s Project,
1,005	Rev., 5.000%, 12/01/21	1,233
1,960	Rev., 5.000%, 12/01/22	2,374
1,000	Rev., 5.000%, 12/01/23	1,199
9,500	City of Atlanta, Airport, Series A, Rev., 5.000%, 01/01/20	11,285
5,500	Dekalb County, Water & Sewage, Series B, Rev., 5.250%, 10/01/26	6,983
7,000	Fulton County Water & Sewerage Revenue Refunding, Rev., 5.000%, 01/01/22	8,510

		31,584

	Prerefunded — 0.0% (g)
1,350	State of Georgia, Series B, GO, 5.000%, 07/01/13 (p)	1,427

	Special Tax — 0.2%
	Georgia State Road & Tollway Authority, Federal Highway Grant Bonds,
2,465	Series A, Rev., AGM, 5.000%, 06/01/19	2,972
5,000	Series A, Rev., AGM, 5.000%, 06/01/20	5,929
2,100	Metropolitan Atlanta Rapid Transit Authority, Series N, Rev., NATL-RE-IBC-Bank of New York, 6.250%, 07/01/18	2,446

		11,347

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Utility — 0.1%
1,475	Main Street Natural Gas, Inc., Series A, Rev., 5.500%, 09/15/21	1,624

	Water & Sewer — 0.8%
	Cobb County,
6,155	Rev., 5.000%, 07/01/20	7,608
6,565	Rev., 5.000%, 07/01/21	8,013
	De Kalb County, Water & Sewer Authority,
4,800	Series B, Rev., 5.250%, 10/01/22	6,041
8,660	Series B, Rev., 5.250%, 10/01/23	10,988
5,000	Henry County & Henry County Water & Sewerage Authority, Rev., BHAC-CR, AGM-CR, NATL-RE, 5.250%, 02/01/28	6,542

		39,192

	Total Georgia	158,486

	Hawaii — 0.8%
	General Obligation — 0.5%
	State of Hawaii,
3,360	Series DD, GO, NATL-RE, 5.250%, 05/01/14 (p)	3,717
1,000	Series DK, GO, 5.000%, 05/01/21	1,185
11,810	Series DR, GO, 5.000%, 06/01/15	13,523
5,000	Series DY, GO, 5.000%, 02/01/19	6,173

		24,598

	Transportation — 0.3%
	State of Hawaii, Highway,
1,195	Rev., 5.000%, 01/01/14	1,298
5,915	Rev., 5.000%, 01/01/20	7,174
520	Rev., 5.250%, 01/01/18	640
5,120	Rev., 5.250%, 01/01/21	6,211
2,450	Rev., 6.000%, 01/01/29	2,957

		18,280

	Total Hawaii	42,878

	Idaho — 0.3%
	Hospital — 0.3%
12,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/23	14,487

	Illinois — 4.0%
	Education — 0.2%
6,345	Chicago Board of Education, Capital Appreciation, School Reform, Series B-1, GO, NATL-RE, FGIC, Zero Coupon, 12/01/17	5,575
2,585	Illinois Finance Authority, DePaul University, Series A, Rev., 5.375%, 10/01/15	2,914

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — Continued
	Southwestern Illinois Development Authority, Local Government Program, Triad School District No. 2,
1,000	Rev., NATL-RE, 5.250%, 10/01/19	1,113
1,500	Rev., NATL-RE, 5.250%, 10/01/20	1,650

		11,252

	General Obligation — 1.7%
6,915	Chicago Board of Education, Series A, GO, NATL-RE, 5.250%, 06/01/13 (p)	7,344
7,500	City of Chicago, Series A, GO, AGM, 5.000%, 01/01/20	8,144
1,400	City of Elgin, GO, 4.000%, 12/15/21 (w)	1,603
4,075	Cook County, Series A, GO, AMBAC, 5.000%, 11/15/14	4,463
	Cook County High School District No. 205-Thornton Township,
1,000	GO, AGC, 5.500%, 12/01/18	1,230
1,000	GO, AGC, 5.500%, 12/01/19	1,209
5,000	Cook County School District No. 122-Oak Lawn, Capital Appreciation, GO, AGM-CR, NATL-RE, Zero Coupon, 12/01/21	3,533
6,650	Du Page County, Forest Preservation District, Series A, GO, 3.500%, 11/01/24	6,818
2,000	Kendall, Kane & Will Counties Community Unit School District No. 308, GO, 4.000%, 10/01/18 (w)	2,276
1,080	Lake County Community High School District No. 124, Grant School Building, GO, 5.000%, 12/01/16	1,279
2,985	McHenry County Community Unit School District No. 20, Woodstock School Building, Series A, GO, NATL-RE, FGIC, 8.000%, 01/15/15	3,549
355	Regional Transportation Authority, Series B, GO, AMBAC, 6.400%, 06/01/12	359
	State of Illinois,
4,180	GO, 5.000%, 01/01/20	4,782
4,130	GO, 5.000%, 01/01/21	4,729
8,885	Series A, GO, 5.000%, 03/01/19	9,484
5,530	Town of Cicero, Tax Increment, Series A, GO, XLCA, 5.250%, 01/01/17	5,838
2,195	Village of Bolingbrook, Capital Appreciation, Series C, GO, NATL-RE, Zero Coupon, 01/01/23	1,386
	Will Grundy Etc. Counties Community College District No. 525, Joliet Junior College,
1,645	GO, 5.500%, 06/01/16	1,907
1,250	GO, 5.750%, 06/01/25	1,442
1,000	GO, 5.750%, 06/01/26	1,148

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	23

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
1,000	GO, 5.750%, 06/01/27	1,143
1,000	GO, 5.750%, 06/01/28	1,138
1,650	Winnebago County School District No. 122, Harlem-Loves Park, Capital Appreciation, GO, AGM, Zero Coupon, 01/01/13 (p)	1,639
2,770	Winnebago County School District No. 122, Harlem-Loves Park, Unrefunded Balance, Capital Appreciation, GO, AGM, Zero Coupon, 01/01/13	2,741
4,320	Winnebago County, Public Safety, Alternative Revenue Source, Series A, GO, NATL-RE, 5.000%, 12/30/23	4,639

		83,823

	Hospital — 0.2%
5,000	Illinois Finance Authority, Advocate Health Care, Series A-3, Rev., VAR, 3.875%, 05/01/12	5,031
3,050	Illinois Health Facilities Authority, Advocate Health Care Network, Series A, Rev., VAR, 4.375%, 07/01/14	3,274

		8,305

	Other Revenue — 0.8%
4,000	Illinois Finance Authority, Disposal-Waste Management Incorporate Project, Rev., VAR, 1.125%, 10/01/12	4,017
1,750	Illinois Finance Authority, University of Chicago, Series A, Rev., 5.000%, 10/01/29	2,068
	Railsplitter Tobacco Settlement Authority,
5,500	Rev., 5.250%, 06/01/20	6,257
10,000	Rev., 5.250%, 06/01/21	11,449
15,000	Rev., 5.500%, 06/01/23	17,277

		41,068

	Prerefunded — 0.4%
2,130	Chicago Board of Education, Depriest Elementary School Project, Series H, GO, NATL-RE, 5.750%, 12/01/14 (p)	2,440
	Chicago Metropolitan Water Reclamation District-Greater Chicago, Capital Improvement,
4,595	GO, 5.500%, 12/01/12 (p)	4,764
1,000	GO, 7.250%, 12/01/12 (p)	1,053
10,000	Illinois Finance Authority, Northwestern Memorial Hospital, Series A, Rev., 5.250%, 08/15/14 (p)	11,161

		19,418

	Special Tax — 0.0% (g)
900	State of Illinois, Series P, Rev., 6.500%, 06/15/13	934

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 0.7%
	Chicago O’Hare International Airport, Third Lien,
5,000	Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/22	5,394
11,955	Series A, Rev., AGC-ICC, FGIC, 5.250%, 01/01/23	12,963
2,145	Chicago Transit Authority, Federal Transit Administration, Section 5307, Series A, Rev., AMBAC, 5.250%, 06/01/13	2,249
13,110	Illinois State Toll Highway Authority, Senior Priority, Series A-1, Rev., AGM, 5.000%, 01/01/24	14,718
2,350	Regional Transportation Authority, Series A, Rev., AMBAC, 6.400%, 06/01/12	2,377

		37,701

	Total Illinois	202,501

	Indiana — 1.3%
	Certificate of Participation/Lease — 0.2%
	Brownsburg 1999 School Building Corp., First Mortgage,
3,000	Series B, Rev., COP, AGM, 5.000%, 07/15/20	3,338
1,630	Series B, Rev., COP, AGM, 5.000%, 07/15/22	1,808
	East Chicago Multi School Building Corp., First Mortgage,
555	Rev., COP, 5.000%, 07/15/12	565
1,155	Rev., COP, 5.000%, 07/15/13	1,224
990	Rev., COP, 5.000%, 07/15/14	1,088

		8,023

	Education — 0.1%
5,000	Southwest Allen Multi School Building Corp., First Mortgage, Series A, Rev., NATL-RE, 5.000%, 07/15/13 (p)	5,326

	Other Revenue — 0.8%
2,000	Indiana Bond Bank, Special Program, Series A, Rev., AGM, 5.000%, 08/01/22	2,216
	Indiana Finance Authority, State Revolving Fund Program,
2,300	Series A, Rev., 5.000%, 02/01/23	2,860
5,205	Series A, Rev., 5.000%, 02/01/30	6,127
18,805	Series C, Rev., 5.000%, 02/01/21	22,907
1,650	Indiana Health Facility Financing Authority, Ascension Health Credit Group, Series A-1, Rev., VAR, 1.500%, 08/01/14	1,679
	Indiana University,
2,000	Series A, Rev., 5.000%, 06/01/28	2,416
1,000	Series A, Rev., 5.000%, 06/01/32	1,176

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
1,600	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 6.000%, 01/10/20	1,885

		41,266

	Prerefunded — 0.1%
3,750	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	4,165

	Transportation — 0.1%
1,285	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Series A, Rev., AMBAC, 5.750%, 06/01/12	1,302
3,000	Indianapolis Airport Authority, Special Facilities, FedEx Corp. Project, Rev., 5.100%, 01/15/17	3,424

		4,726

	Total Indiana	63,506

	Iowa — 0.7%
	General Obligation — 0.2%
6,850	City of Des Moines, Capital Loan Notes, Series H, GO, 5.000%, 06/01/21	8,129
500	State of Iowa, Vision Special Fund, Rev., NATL-RE, 5.500%, 02/15/20	628

		8,757

	Housing — 0.0% (g)
1,195	Iowa Finance Authority, Single Family Mortgage, Mortgage Backed Securities, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 01/01/38	1,279

	Other Revenue — 0.5%
	Iowa Finance Authority, State Revolving Funds,
5,945	Rev., 5.000%, 08/01/26	7,255
12,905	Rev., 5.000%, 08/01/29	15,430

		22,685

	Prerefunded — 0.0% (g)
1,000	Iowa Higher Education Loan Authority, Wartburg College Project, Rev., ACA, 5.750%, 10/01/12 (p)	1,033

	Total Iowa	33,754

	Kansas — 2.4%
	General Obligation — 0.2%
3,180	City of Lenexa, Series C, GO, 5.000%, 09/01/18	3,950
5,000	Johnson County Unified School District 232, Series A, GO, AGM, 5.250%, 09/01/23	5,704
1,625	Junction City, Public Improvements, Series DP, GO, AMBAC, 5.000%, 09/01/21	1,743

		11,397

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
5,000	Kansas Development Finance Authority, Kansas Department Commerce Impact Program, Rev., 5.000%, 06/01/14	5,500

	Other Revenue — 0.8%
	Kansas State Department of Transportation,
9,500	Series A, Rev., 5.000%, 09/01/17	11,661
2,500	Series A, Rev., 5.000%, 09/01/18	3,111
7,000	Series A, Rev., 5.000%, 09/01/19	8,812
7,000	Series A, Rev., 5.000%, 09/01/20	8,864
	Kansas Turnpike Authority,
2,000	Series A, Rev., 5.000%, 09/01/21	2,446
3,800	Series A, Rev., 5.000%, 09/01/22	4,590

		39,484

	Prerefunded — 1.3%
5,480	Kansas City, Single Family Mortgage, Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	5,380
3,225	Labette County, Single Family Mortgage, Capital Accumulator Bonds, Rev., Zero Coupon, 12/01/14 (p)	3,166
24,250	Reno County, Capital Accumulator, Rev., Zero Coupon, 12/01/15 (p)	23,475
25,000	Reno Sedgwick Finney Counties, Capital Accumulator, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	24,033
6,365	Wyandotte County School District No. 500, GO, AGM, 5.500%, 09/01/12 (p)	6,536

		62,590

	Total Kansas	118,971

	Kentucky — 1.5%
	Certificate of Participation/Lease — 0.3%
1,000	Jefferson County Capital Projects Corp., Lease, Series A, Rev., COP, AGM, 4.250%, 06/01/22	1,097
1,000	Kentucky State Property & Buildings Commission, Rev., COP, 5.375%, 11/01/23	1,171
1,000	Kentucky State Property & Buildings Commission, Project No. 71, Rev., COP, NATL-RE-IBC, 5.500%, 08/01/12	1,022
1,000	Kentucky State Property & Buildings Commission, Project No. 76, Rev., COP, AMBAC, 5.500%, 08/01/20	1,245
1,500	Kentucky State Property & Buildings Commission, Project No. 82, Rev., COP, AGM, 5.250%, 10/01/18	1,835

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	25

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Kentucky — Continued
	Kentucky State Property & Buildings Commission, Project No. 84,
1,000	Rev., COP, NATL-RE, 5.000%, 08/01/21	1,214
1,175	Rev., COP, NATL-RE, 5.000%, 08/01/22	1,427
	Kentucky State Property & Buildings Commission, Project No. 87,
1,000	Rev., COP, NATL-RE, FGIC, 5.000%, 03/01/19	1,150
1,250	Rev., COP, NATL-RE, FGIC, 5.000%, 03/01/20	1,418
1,500	Kentucky State Property & Buildings Commission, Project No. 89, Rev., COP, AGM, 5.000%, 11/01/21	1,735

		13,314

	Education — 0.1%
2,160	Jefferson County, School District Finance Corp., School Building, Series A, Rev., AGM, 4.500%, 07/01/21	2,357
	Kentucky Asset Liability Commission, University of Kentucky Project,
1,500	Series A, Rev., AMBAC, 4.000%, 10/01/16	1,702
1,500	Series A, Rev., AMBAC, 5.000%, 10/01/18	1,777

		5,836

	General Obligation — 0.0% (g)
1,000	Lexington-Fayette County, Urban County Government, Series D, GO, NATL-RE, 4.000%, 05/01/18	1,124

	Hospital — 0.0% (g)
1,000	Kentucky Asset Liability Commission, University of Kentucky Project, Series B, Rev., 5.000%, 10/01/20	1,153

	Housing — 0.0% (g)
345	Greater Kentucky Housing Assistance Corp., Mortgage, Multi-Family Housing, Section 8 Assisted, Series A, Rev., FHA, 5.900%, 02/01/14	346

	Other Revenue — 0.3%
	Kentucky Turnpike Authority, Economic Development, Revitalization Projects,
6,915	Series A, Rev., 5.000%, 07/01/18	8,448
5,145	Series A, Rev., 5.000%, 07/01/27	6,114

		14,562

	Prerefunded — 0.2%
1,000	Kentucky State Property & Buildings Commission, Project No. 77, Rev., COP, NATL-RE, 5.250%, 08/01/13 (p)	1,071
6,500	Kentucky State Property & Buildings Commission, Project No. 79, Rev., COP, NATL-RE, 5.125%, 10/01/13 (p)	6,999

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — Continued
500	Kentucky State Property & Buildings Commission, Project No. 85, Rev., COP, AGM, 5.000%, 08/01/15 (p)	576

		8,646

	Transportation — 0.1%
1,000	Kentucky Turnpike Authority, Series B, Rev., AMBAC, 5.000%, 07/01/16	1,180
	Louisville Regional Airport Authority,
1,000	Rev., AMBAC, 5.000%, 07/01/20	1,060
1,000	Rev., AMBAC, 5.000%, 07/01/21	1,056

		3,296

	Utility — 0.0% (g)
2,900	Kentucky Municipal Power Agency, Prairie State Project, Series A, Rev., NATL-RE, 5.250%, 09/01/22	3,278

	Water & Sewer — 0.5%
	Louisville & Jefferson County, Metro Government Board of Water Works,
1,495	Rev., 5.000%, 11/15/16	1,800
12,720	Series A, Rev., 4.000%, 11/15/13	13,529
4,170	Series A, Rev., 5.000%, 11/15/19	5,272
	Louisville & Jefferson County, Metropolitan Sewer District,
1,500	Series A, Rev., AGC, 5.000%, 05/15/22	1,731
1,000	Series A, Rev., AMBAC, 5.000%, 05/15/18	1,147

		23,479

	Total Kentucky	75,034

	Louisiana — 2.3%
	General Obligation — 0.2%
1,665	City of New Orleans, Capital Appreciation, GO, AMBAC, Zero Coupon, 09/01/17 (f) (i)	1,369
1,000	City of Shreveport, GO, AGM, 4.000%, 04/01/18	1,151
1,000	St. Tammany Parishwide School District No. 12, GO, AGC, 5.000%, 03/01/18	1,210
	State of Louisiana,
1,000	Series A, GO, NATL-RE, FGIC, 5.500%, 05/15/15	1,004
3,500	Series B, GO, NATL-RE, 5.625%, 08/01/13	3,766
1,500	Series C, GO, AGM, 5.000%, 05/01/17	1,753

		10,253

	Hospital — 0.1%
1,475	Louisiana Public Facilities Authority, Hospital, Franciscan Missionaries, Series A, Rev., AGM, 5.500%, 07/01/12	1,499

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Housing — Continued
1,000	Louisiana Public Facilities Authority, Hospital, Women’s Foundation Project, Rev., NATL-RE, FGIC, 5.000%, 04/01/15 (p)	1,139

		2,638

	Housing — 0.0% (g)
503	East Baton Rouge Mortgage Finance Authority, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 10/01/39	549
1,805	Louisiana Housing Finance Agency, Homeowenership Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.125%, 06/01/41	1,948

		2,497

	Other Revenue — 0.3%
	Louisiana Local Government Environmental Facilities & Community Development Authority, Capital Projects & Equipment Acquisition,
1,905	Rev., AMBAC, 5.250%, 12/01/18	2,066
3,500	Series A, Rev., AMBAC, 6.300%, 07/01/30	3,699
1,775	Louisiana Local Government Environmental Facilities & Community Development Authority, Lake Charles Public Improvement Project, Rev., AMBAC, 5.000%, 05/01/19	2,018
1,000	Louisiana Public Facilities Authority, Hurricane Recovery Program, Rev., AMBAC, 5.000%, 06/01/18	1,125
5,000	State of Louisiana, Gas & Fuel Tax Revenue, Second Lien, Series A, Rev., VAR, 0.910%, 06/01/13	5,006

		13,914

	Prerefunded — 1.0%
4,300	City of New Orleans, Home Mortgage Authority, Compound Interest, Series A, Rev., NATL-RE, Zero Coupon, 10/01/15 (p)	4,168
18,000	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	15,302
18,000	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., Zero Coupon, 02/01/20 (p)	15,275
11,440	Parish of East Baton Rouge, Public Improvement, Series ST, Rev., NATL-RE, 5.000%, 02/01/13 (p)	12,058
1,265	State of Louisiana, Series A, GO, AMBAC, 5.000%, 10/15/14 (p)	1,419

		48,222

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Special Tax — 0.7%
4,500	Jefferson County, Sales Tax District, Rev., AMBAC, 5.000%, 12/01/19	4,976
1,000	Jefferson Sales Tax District, Rev., AMBAC, 5.000%, 12/01/22	1,082
2,000	Lafayette Parish School Board, Public Schools, Rev., AGM, 5.000%, 04/01/14	2,189
	Louisiana Local Government Environmental Facilities & Community Development Authority, Livingston Parish Road Project,
3,495	Rev., AMBAC, 5.000%, 03/01/18	3,818
3,565	Rev., AMBAC, 5.000%, 03/01/19	3,858
2,500	Parish of East Baton Rouge, Public Improvement, Series A, Rev., AMBAC, 5.000%, 02/01/22	2,678
	Parish of East Baton Rouge, Road and Street Improvements,
4,270	Rev., AGC, 5.000%, 08/01/20	5,149
2,125	Rev., AGC, 5.000%, 08/01/21	2,540
2,000	Rev., AGC, 5.000%, 08/01/22	2,385
3,490	Rev., AGC, 5.250%, 08/01/19	4,351

		33,026

	Transportation — 0.0% (g)
885	Caddo-Bossier Parishes Board Commission, Limited Tax, Rev., AGC, 4.000%, 03/01/14	946
1,275	Louisiana Local Government Environmental Facilities & Community Development Authority, Shreveport Airport Systems, Series B, Rev., AMT, AGM, 5.625%, 01/01/20	1,492

		2,438

	Utility — 0.0% (g)
1,500	Louisiana Energy & Power Authority, Rev., AGM, 5.750%, 01/01/13	1,568

	Total Louisiana	114,556

	Maryland — 2.0%
	Certificate of Participation/Lease — 0.1%
3,538	State of Maryland, Private Placement, Rev., 5.187%, 07/01/16 (f) (i)	3,634

	Education — 0.1%
4,785	University of Maryland, Auxiliary Facilities & Tuition System, Series A, Rev., 5.000%, 04/01/19	5,968

	General Obligation — 1.2%
	Montgomery County, Public Improvements, CONS,
8,175	Series A, GO, 5.000%, 05/01/14	9,009
15,570	Series A, GO, 5.000%, 11/01/16	18,746

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	27

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
10,000	State of Maryland, Capital Improvement, Series A, GO, 5.250%, 02/15/14	10,975
1,500	State of Maryland, State & Local Facilities Loan, Series B, GO, 5.000%, 08/01/13	1,602
12,945	State of Maryland, State & Local Facilities Loan, Second Series, GO, 5.000%, 08/01/15	14,930
5,000	State of Maryland, State Local Facilities, GO, 5.000%, 03/01/21	6,228

		61,490

	Prerefunded — 0.2%
8,000	State of Maryland, State & Local Facilities Loan, Second Series, GO, 5.000%, 08/01/13 (p)	8,540

	Transportation — 0.4%
	Maryland State Department of Transportation County Transportation,
2,780	Rev., 5.000%, 06/15/15	3,197
2,915	Rev., 5.000%, 06/15/16	3,463
3,060	Rev., 5.000%, 06/15/17	3,739
10,000	Maryland State Transportation Authority, Rev., 5.000%, 03/01/18	11,934

		22,333

	Total Maryland	101,965

	Massachusetts — 3.0%
	Certificate of Participation/Lease — 0.4%
5,000	Massachusetts Bay Transportation Authority, Series A, Rev., COP, 5.250%, 07/01/29	6,544
10,530	Massachusetts Bay Transportation Authority, Assessment, Series A, Rev., COP, 5.250%, 07/01/27	13,791

		20,335

	Education — 0.1%
1,500	Massachusetts Development Finance Agency, Holy Cross College, Series B, Rev., 5.000%, 09/01/26	1,721
4,070	Massachusetts Health & Educational Facilities Authority, Institute Of Technology, Series M, Rev., 5.250%, 07/01/25	5,454

		7,175

	General Obligation — 0.8%
10,000	Commonwealth of Massachusetts, Series B, GO, 5.250%, 08/01/23	12,952
	Commonwealth of Massachusetts, Consolidated Lien,
1,000	Series A, GO, 5.000%, 08/01/22	1,180
1,000	Series D, GO, 5.000%, 08/01/17	1,181

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
11,890	Series D, GO, 5.000%, 10/01/24	14,617
5,000	Series E, GO, AMBAC, 5.000%, 11/01/25	6,402
1,500	Commonwealth of Massachusetts, Unrefunded Balance, Series C, GO, AGM, 5.500%, 11/01/15	1,772

		38,104

	Housing — 0.1%
	Boston Housing Authority,
615	Rev., AGM, 4.500%, 04/01/26	645
3,260	Rev., AGM, 5.000%, 04/01/24	3,565

		4,210

	Other Revenue — 0.1%
3,110	Massachusetts Water Resources Authority, Series B, Rev., AGM, 5.250%, 08/01/24	4,053

	Prerefunded — 1.1%
	Commonwealth of Massachusetts, Consolidated Lien,
3,200	Series C, GO, 5.250%, 08/01/13 (p)	3,419
4,200	Series C, GO, 5.250%, 09/01/15 (p)	4,896
7,000	Series D, GO, 5.000%, 10/01/13 (p)	7,506
5,000	Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	6,020
5,000	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	5,427
2,480	Massachusetts State Turnpike Authority, Series A, Rev., 5.000%, 01/01/13 (p)	2,567
2,000	Massachusetts Water Resources Authority, Series A, Rev., AGM, 5.500%, 08/01/13 (p)	2,149
	University of Massachusetts Building Authority Project,
8,250	Series 04-1, Rev., AMBAC, 5.375%, 11/01/14 (p)	9,327
11,645	Series 4-A, Rev., NATL-RE, 5.125%, 11/01/14 (p)	13,120

		54,431

	Special Tax — 0.1%
2,250	Massachusetts Bay Transportation Authority, Assessment, Series A, Rev., 5.250%, 07/01/25	2,927
2,795	Massachusetts Bay Transportation Authority, Capital Appreciation, Series A-2, Rev., Zero Coupon, 07/01/21	2,063

		4,990

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Transportation — 0.1%
3,805	Commonwealth of Massachusetts, Federal Highway, Capital Appreciation, Series A, Rev., Zero Coupon, 06/15/15 (p)	3,718
2,045	Massachusetts Bay Transportation Authority, General Transportation System, Series A, Rev., NATL-RE, 5.500%, 03/01/14	2,255

		5,973

	Water & Sewer — 0.2%
	Massachusetts Water Resources Authority,
5,030	Series A, Rev., NATL-RE, 5.250%, 08/01/16	6,030
2,850	Series C, Rev., NATL-RE, FGIC-TCRS, 5.250%, 12/01/15	3,139

		9,169

	Total Massachusetts	148,440

	Michigan — 1.6%
	Education — 0.1%
3,915	University of Michigan, Series A, Rev., 5.000%, 04/01/20	4,774

	General Obligation — 0.5%
4,900	Huron Valley School District, GO, Q-SBLF, 5.000%, 05/01/23	5,723
	Kalamazoo Public Schools,
1,410	GO, AGC, Q-SBLF, 5.000%, 05/01/15	1,578
310	GO, AGC, Q-SBLF, 5.000%, 05/01/16	363
	Wyoming Public Schools,
1,770	GO, AGM, Q-SBLF, 5.000%, 05/01/17	1,996
1,895	GO, AGM, Q-SBLF, 5.000%, 05/01/18	2,136
1,670	GO, AGM, Q-SBLF, 5.000%, 05/01/19	1,881
1,895	GO, AGM, Q-SBLF, 5.000%, 05/01/20	2,131
1,900	GO, AGM, Q-SBLF, 5.000%, 05/01/21	2,136
	Ypsilanti School District,
1,930	GO, AGC, Q-SBLF, 4.000%, 05/01/15	2,075
2,045	GO, AGC, Q-SBLF, 5.000%, 05/01/16	2,312
1,000	GO, AGC, Q-SBLF, 5.000%, 05/01/18	1,158

		23,489

	Housing — 0.0% (g)
83	Michigan State Housing Development Authority, Huntley Villas Apartments, Series A, Rev., GNMA COLL, 4.800%, 08/20/12	84

	Other Revenue — 0.2%
5,935	City of Grand Rapids, Sewer System, Series A, Rev., BHAC-CR, AGM-CR, FGIC, 5.500%, 01/01/22	7,556

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
	State of Michigan Trunk Line,
1,150	Rev., 5.000%, 11/15/25	1,377
610	Rev., 5.000%, 11/15/26	722
1,035	Rev., 5.000%, 11/15/27	1,216

		10,871

	Prerefunded — 0.1%
3,175	Clarkston Community Schools, GO, Q-SBLF, 5.375%, 05/01/13 (p)	3,365

	Special Tax — 0.2%
10,750	State of Michigan, Trunk Line, Series A, Rev., 5.250%, 11/01/13	11,622

	Utility — 0.0% (g)
1,445	Lansing Board of Water & Light, Series A, Rev., 5.000%, 07/01/19	1,710

	Water & Sewer — 0.5%
1,900	City of Detroit, Sewer Systems, Senior Lien, Series C, Rev., NATL-RE, FGIC, 5.250%, 07/01/16	2,135
8,000	Detroit Sewer Disposal Revenue, Second Lien, Series B, Rev., AGC-ICC, FGIC, 5.500%, 07/01/29	9,807
	Michigan Municipal Bond Authority, Clean Water State Revolving Fund,
3,000	Rev., 5.375%, 10/01/12 (p)	3,091
10,400	Rev., 5.500%, 10/01/14	11,797

		26,830

	Total Michigan	82,745

	Minnesota — 1.4%
	General Obligation — 1.1%
4,745	Olmsted County, Crossover, Series A, GO, 4.000%, 02/01/20	5,596
	State of Minnesota,
5,790	GO, AGM, 5.000%, 08/01/13 (p)	6,175
6,585	Series C, GO, 5.000%, 08/01/14	7,327
10,000	Series C, GO, 5.000%, 08/01/15	11,526
	State of Minnesota, Various Purpose,
10,000	Series F, GO, 5.000%, 08/01/20	12,667
10,000	Series H, GO, 5.000%, 11/01/19	12,643

		55,934

	Prerefunded — 0.2%
8,000	University of Minnesota, Series A, Rev., 5.750%, 07/01/15 (p)	9,294

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	29

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Utility — 0.1%
1,000	Minnesota Municipal Power Agency, Series A, Rev., 5.250%, 10/01/19	1,085
3,415	State of Minnesota, Public Safety Radio Communication System, Rev., NATL-RE, 5.000%, 06/01/15	3,908

		4,993

	Total Minnesota	70,221

	Mississippi — 1.0%
	General Obligation — 0.0% (g)
2,000	State of Mississippi, GO, 5.750%, 12/01/12	2,084

	Other Revenue — 0.1%
	Mississippi Development Bank Special Obligation,
1,395	Rev., 5.000%, 01/01/13 (p)	1,450
1,465	Rev., 5.000%, 01/01/14	1,577

		3,027

	Prerefunded — 0.9%
2,520	Mississippi Home Corp., Single Family Mortgage, Series A-2, Rev., GNMA/FNMA/FHLMC FHA/VA GTD, 5.000%, 12/01/39	2,715
34,500	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	33,059
7,945	Mississippi Housing Finance Corp., Short Term Appreciation, Rev., Zero Coupon, 06/01/15 (p)	7,765

		43,539

	Total Mississippi	48,650

	Missouri — 2.0%
	General Obligation — 0.1%
1,600	Cass County Reorganized School District No. R-2-Raymore, GO, 5.000%, 03/01/21	1,835
620	City of Kansas, Refunding & Improvement, Series A, GO, 5.000%, 02/01/23	762
	Clay County Public School District No. 53 Liberty, Direct Deposit Program, Unrefunded Balance,
515	GO, AGM, 5.250%, 03/01/22	559
400	GO, AGM, 5.250%, 03/01/23	434
1,000	St. Louis County Reorganized School District No. R-6, GO, AGM, 5.000%, 02/01/14	1,090

		4,680

	Housing — 0.1%
870	Missouri Housing Development Commission, Home Ownership Loan Program, Series E-1, Rev., FHLMC, 5.000%, 11/01/27	948

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — Continued
735	Missouri Housing Development Commission, Homeowner Loan Program, Series A, Rev., GNMA/FNMA/COLL, 5.000%, 09/01/39	770
115	Missouri Housing Development Commission, Homeowner Loan Program, Multi-Family Housing, Series III, Rev., FHA, 4.800%, 12/01/12	116
	Missouri Housing Development Commission, Homeowner Loan Program, Single Family Mortgage,
2,120	Series B-1, Rev., AMT, GNMA/FNMA/COLL, 5.375%, 09/01/34	2,178
740	Series C-1, Rev., AMT, GNMA/FNMA, 4.800%, 09/01/34	741

		4,753

	Other Revenue — 1.0%
3,140	City of Kansas City, Sanitary Sewer System Revenue, Refunding and Improvement, Rev., 5.000%, 01/01/26	3,778
16,815	Missouri Highway & Transportation Commission, Senior Lien, Series C, Rev., 5.000%, 02/01/22	21,545
	Missouri State Environmental Improvement & Energy Resources Authority, State Revolving Funds,
5,000	Series A, Rev., 5.000%, 01/01/22	6,103
3,645	Series B, Rev., 5.000%, 07/01/22	4,581
3,740	Series B, Rev., 5.000%, 07/01/24	4,648
3,905	Series B, Rev., 5.000%, 07/01/29	4,692
2,050	Series B, Rev., 5.000%, 07/01/30	2,447

		47,794

	Prerefunded — 0.2%
	Clay County Public School District No. 53 Liberty, Direct Deposit Program,
2,685	GO, AGM, 5.250%, 03/01/22	2,950
2,100	GO, AGM, 5.250%, 03/01/23	2,308
4,000	Missouri State Health & Educational Facilities Authority, BJC Health System, Series A, Rev., 6.750%, 05/15/12 (p)	4,055

		9,313

	Transportation — 0.4%
	Missouri Highway & Transportation Commission, Federal Reimbursement,
3,730	Series A, Rev., 5.000%, 05/01/16	4,411
4,065	Series A, Rev., 5.000%, 05/01/20	4,964
2,935	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.250%, 05/01/19	3,552

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Transportation — Continued
7,985	Missouri State Highways & Transit Commission, Senior Lien, Rev., 5.000%, 02/01/21	9,432

		22,359

	Water & Sewer — 0.2%
8,000	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds Program, Series A, Rev., 5.000%, 01/01/20	10,023

	Total Missouri	98,922

	Montana — 0.1%
	Transportation — 0.1%
	Montana Department of Transportation, Highway 93 Construction,
1,600	Rev., GAN, 5.000%, 06/01/21	1,873
1,500	Rev., GAN, 5.000%, 06/01/23	1,725

	Total Montana	3,598

	Nebraska — 0.1%
	General Obligation — 0.1%
4,075	Douglas County School District No. 17, GO, 5.500%, 06/15/15	4,738

	Utility — 0.0% (g)
2,500	Nebraska Public Power District, Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/17	2,866

	Total Nebraska	7,604

	Nevada — 0.2%
	Prerefunded — 0.1%
2,750	Clark County School District, Series D, GO, NATL-RE, 5.000%, 12/15/13 (p)	2,982

	Water & Sewer — 0.1%
5,135	Truckee Meadows Water Authority, Rev., 5.000%, 07/01/13	5,437

	Total Nevada	8,419

	New Hampshire — 0.1%
	Transportation — 0.1%
2,950	New Hampshire State Turnpike System, Rev., AMBAC, 5.000%, 02/01/18	3,044

	New Jersey — 3.6%
	Certificate of Participation/Lease — 0.4%
9,400	New Jersey State Transit Corp., Federal Transit Administration Grants, Series A, COP, NATL-RE, FGIC, 5.000%, 09/15/16	10,643
	State of New Jersey, Equipment Lease Purchase,
2,500	Series A, COP, 5.000%, 06/15/20	2,867
3,300	Series A, COP, 5.000%, 06/15/21	3,744

		17,254

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — 0.6%
	New Jersey EDA, School Facilities Construction,
7,500	Rev., VAR, AGM, 5.000%, 09/01/14	8,268
4,000	Series O, Rev., 5.000%, 03/01/18	4,353
7,750	Series P, Rev., 5.250%, 09/01/21	8,634
4,000	New Jersey Higher Education Assistance Authority, Series A, Rev., 5.000%, 06/01/15	4,420
5,000	New Jersey State Educational Facilities Authority, Princeton University, Series D, Rev., 5.250%, 07/01/17	6,190

		31,865

	General Obligation — 0.1%
	City of Harrison,
800	Series A, GO, AGM, Zero Coupon, 06/01/15	774
350	Series A, GO, AGM, Zero Coupon, 06/01/16	331
890	Freehold Regional High School District, GO, NATL-RE, FGIC, 5.000%, 03/01/19	1,085
145	Lindenwold Boro School District, GO, NATL-RE, 5.000%, 06/01/14	160

		2,350

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
4,000	New Jersey EDA, Cigarette Tax, Rev., AGC-ICC, 5.375%, 06/15/14	4,260

	Other Revenue — 1.1%
	Garden State Preservation Trust, 2005,
6,000	Series A, Rev., AGM, 5.800%, 11/01/17	7,094
10,000	Series A, Rev., AGM, 5.800%, 11/01/20	11,684
8,000	Series A, Rev., AGM, 5.800%, 11/01/21	9,331
8,000	Series A, Rev., AGM, 5.800%, 11/01/23	9,385
14,895	New Jersey EDA, Motor Vehicles, Series A, Rev., NATL-RE, 5.250%, 07/01/16	16,081
50	New Jersey Transportation Trust Fund Authority, Transportation Systems, Series A, Rev., 5.750%, 06/15/16 (p)	61
	New Jersey Transportation Trust Fund Authority, Transportation Systems, Unrefunded Balance,
1,730	Series A, Rev., 5.750%, 06/15/16	2,065
1,000	Series D, Rev., AMBAC, 5.000%, 06/15/18	1,107

		56,808

	Prerefunded — 0.7%
5,735	New Jersey EDA, Kapkowski Road Landfill, Series A, Rev., 6.375%, 05/15/14 (p)	6,484
	New Jersey State Turnpike Authority,
850	Rev., 5.700%, 05/01/13 (p)	877

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	31

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — Continued
4,665	Series C, Rev., AMBAC, TCRS-Bank of New York, 6.500%, 01/01/16 (p)	5,220
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
4,570	Series A, Rev., 5.750%, 06/15/15 (p)	5,375
11,085	Series C, Rev., 5.500%, 06/15/13 (p)	11,837
5,330	Series D, Rev., AGM, 5.000%, 06/15/15 (p)	6,153

		35,946

	Special Tax — 0.2%
10,000	New Jersey Transportation Trust Fund Authority, Transportation Systems, Series B, Rev., NATL-RE, FGIC, 5.250%, 12/15/14	11,252

	Transportation — 0.3%
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
5,000	Series B, Rev., AMBAC, 5.250%, 12/15/22	6,183
6,670	Series D, Rev., AGM, 5.000%, 06/15/19	7,356

		13,539

	Water & Sewer — 0.1%
	Sussex County Municipal Utilities Authority, Capital Appreciation,
1,290	Series B, Rev., AGM, Zero Coupon, 12/01/15	1,235
1,345	Series B, Rev., AGM, Zero Coupon, 12/01/16	1,263
1,510	Series B, Rev., AGM, Zero Coupon, 12/01/17	1,356
1,610	Series B, Rev., AGM, Zero Coupon, 12/01/18	1,388
1,845	Series B, Rev., AGM, Zero Coupon, 12/01/19	1,528

		6,770

	Total New Jersey	180,044

	New Mexico — 1.6%
	Education — 0.3%
10,525	State of New Mexico, Severance Tax Supplemental, Series B, Rev., 5.000%, 07/01/18	12,952

	Housing — 0.2%
	New Mexico Mortgage Finance Authority, Single Family Mortgage,
905	I-B-2 Class Shares, Rev., GNMA/FNMA/FHLMC, 5.650%, 09/01/39	986
2,540	I-C-2 Class Shares, Rev., GNMA/FNMA/FHLMC COLL, 5.700%, 09/01/40	2,773
3,150	Series D, Class I, Rev., GNMA/FNMA/FHLMC, 5.350%, 09/01/40	3,418
590	New Mexico Mortgage Finance Authority, Single Family Mortgage Program, Series D, Rev., AMT, GNMA/FNMA/FHLMC COLL, 6.125%, 09/01/33	620

		7,797

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
1,010	Bernalillo County, Series B, Rev., NATL-RE-IBC, 5.700%, 04/01/27	1,309

	Other Revenue — 0.5%
	New Mexico Finance Authority, Senior Lien, Public Project Revolving,
1,775	Series B, Rev., 5.000%, 06/01/20	2,109
1,645	Series B, Rev., 5.000%, 06/01/21	1,930
1,890	Series B, Rev., 5.000%, 06/01/26	2,152
2,050	Series B, Rev., 5.000%, 06/01/28	2,311
10,000	New Mexico Finance Authority, State Transportation Senior Lien, Rev., 5.000%, 06/15/20	12,530
1,500	New Mexico Finance Authority, Sub Lien, Series A-2, Rev., 5.000%, 12/15/21	1,845

		22,877

	Special Tax — 0.5%
26,275	State of New Mexico, Severance Tax, Series A, Rev., 4.000%, 07/01/12 (p)	26,618

	Transportation — 0.1%
6,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., NATL-RE, 5.250%, 06/15/14 (p)	6,682

	Total New Mexico	78,235

	New York — 12.0%
	Certificate of Participation/Lease — 0.4%
3,835	Erie County Industrial Development Agency, City of Buffalo Project, Rev., COP, AGM, 5.000%, 05/01/13 (p)	4,050
6,590	New York City Transitional Finance Authority, Future Tax Secured, Series B, Rev., COP, 5.000%, 08/01/28	6,922
3,925	New York State Dormitory Authority, State University Educational Facilities, Series A, Rev., COP, NATL-RE, FGIC-TCRS, 5.500%, 05/15/13	4,022
5,000	New York State Urban Development Corp., Service Contract, Series B, Rev., COP, 5.250%, 01/01/25	5,688
1,000	New York State Urban Development Corp., State Facilities, Rev., COP, 5.600%, 04/01/15	1,088

		21,770

	Education — 0.9%
2,000	New York City Transitional Finance Authority, Fiscal Year 2009, Series S-4, Rev., 5.500%, 01/15/39	2,249

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Education — Continued
5,035	New York State Dormitory Authority, City University Systems, 4th Generation, Series A, Rev., FGIC-TCRS, 5.250%, 07/01/13	5,358
7,825	New York State Dormitory Authority, City University Systems, 5th Generation, Series B, Rev., 5.000%, 07/01/18	9,515
	New York State Dormitory Authority, Education,
5,000	Series A, Rev., 5.000%, 03/15/21	6,035
10,000	Series D, Rev., 5.000%, 03/15/17	11,893
1,825	New York State Dormitory Authority, Siena College, Rev., NATL-RE, 5.000%, 07/01/22	1,984
2,370	New York State Dormitory Authority, St. John’s University, Series C, Rev., NATL-RE, 5.250%, 07/01/20	2,873
5,000	New York State Dormitory Authority, State University Educational Facilities, Series F, Rev., AGM, 5.000%, 03/15/14	5,474

		45,381

	General Obligation — 0.7%
100	Brockport Central School District, GO, NATL-RE, FGIC, 5.750%, 06/15/18	123
	Farmingdale Union Free School District,
420	GO, 4.000%, 07/15/14	455
225	GO, 5.000%, 07/15/16	267
	New York City,
5,000	Series E, GO, 5.000%, 08/01/23	5,911
80	Series E, GO, 5.750%, 08/01/12 (p)	82
120	Series E, GO, NATL-RE-IBC, 5.750%, 08/01/12 (p)	123
5,000	Series G, GO, 5.000%, 08/01/14	5,555
8,000	Series H, GO, NATL-RE-IBC, 5.000%, 08/01/17	8,809
4,000	Series J, Subseries J-1, GO, 5.000%, 06/01/21	4,585
3,000	New York City Transitional Finance Authority, Subseries S-1A, GO, 5.000%, 07/15/19	3,667
	New York City, Unrefunded Balance,
1,880	Series E, GO, NATL-RE-IBC, 5.750%, 08/01/12	1,924
3,170	Series F, GO, 6.000%, 01/15/21	3,316

		34,817

	Hospital — 0.1%
2,995	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series D, Rev., AGM, 5.000%, 08/15/15	3,415
1,500	New York State Dormitory Authority, North Shore University Hospital, Rev., NATL-RE, 5.500%, 11/01/14	1,668

		5,083

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — 0.1%
4,000	Tobacco Settlement Financing Authority, Asset-Backed, Series B-1C, Rev., 5.500%, 06/01/19	4,248

	Other Revenue — 5.4%
12,405	Battery Park City Authority, Series A, Rev., 5.250%, 11/01/14	13,387
12,630	Metropolitan Transportation Authority, Service Contract, Series A, Rev., 5.500%, 07/01/17	15,368
2,400	New York City Municipal Water Finance Authority, Water &Sewer System, Second General Resolution, Series CC, Rev., 5.000%, 06/15/45	2,640
6,585	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series HH, Rev., 5.000%, 06/15/26	7,903
18,055	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series FF, Rev., 5.000%, 06/15/24	21,593
	New York City Transitional Finance Authority, Fiscal Year 2007,
10,000	Series S-1, Rev., NATL-RE, FGIC, 5.000%, 07/15/17	11,897
7,000	Series S-1, Rev., NATL-RE, FGIC, 5.000%, 07/15/18	8,186
1,000	New York City Transitional Finance Authority, Future Tax Secured, Subseries A-3, Rev., 5.000%, 08/01/19	1,239
120	New York City Transitional Finance Authority, Unrefunded Future Tax, Series E, Rev., NATL-RE, 5.250%, 02/01/19 (p)	125
4,050	New York Local Government Assistance Corp., Series C, Rev., 5.000%, 04/01/17	4,906
7,420	New York State Dormitory Authority, Construction Services Contract, Series A, Rev., 5.000%, 07/01/23	8,700
1,500	New York State Dormitory Authority, State University Educational Facilities, Series A, Rev., AGM-CR, 5.500%, 05/15/13	1,537
	New York State Dormitory Authority, Third General Resolution, State University Educational Facilities,
2,000	Series A, Rev., 5.000%, 05/15/25	2,401
2,000	Series A, Rev., 5.000%, 05/15/28	2,357
	New York State Environmental Facilities Corp., State Revolving Funds, New York City Municipal Water Project, Clean Water & Drinking,

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	33

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
5,040	Series D, Rev., 5.375%, 06/15/16	5,115
7,745	Series D, Rev., 5.375%, 06/15/17	7,860
8,325	Series D, Rev., 5.375%, 06/15/18	8,449
3,345	Subseries E, Rev., 5.375%, 06/15/13	3,398
6,600	Subseries E, Rev., 5.375%, 06/15/16	6,698
8,055	Subseries E, Rev., 5.375%, 06/15/19	8,175
7,425	New York State Thruway Authority, Series B, Rev., 5.000%, 04/01/23	8,514
14,050	New York State Thruway Authority, Highway & Bridge, Rev., AMBAC, 5.000%, 04/01/21	15,957
11,025	New York State Thruway Authority, State Personal Transportation, Series A, Rev., 5.000%, 03/15/26	13,076
7,820	New York State Urban Development Corp., Series D, Rev., 5.500%, 01/01/19	9,679
2,340	New York State Urban Development Corp., State Personal Income Tax, Series A, Rev., 5.000%, 03/15/31	2,696
17,770	New York State Urban Development Corp., State Personal Income Tax, State Facility, Rev., NATL-RE, 5.500%, 03/15/21	23,087
5,000	Port Authority of New York & New Jersey, Consolidated 148, Rev., AGM, 5.000%, 08/15/29	5,524
2,995	Tobacco Settlement Financing Authority, Asset-Backed, Series B-1C, Rev., 5.500%, 06/01/18	3,029
	Triborough Bridge & Tunnel Authority, General Purpose,
25,000	Series A, Rev., 5.000%, 01/01/26	30,154
10,000	Series A-2, Rev., 5.000%, 11/15/28	11,529
8,265	Series B, Rev., 5.250%, 11/15/18	8,552

		273,731

	Prerefunded — 0.7%
	Long Island Power Authority, Electric Systems,
4,225	Series A, Rev., AGM, 5.500%, 12/01/12 (p)	4,394
1,500	Series A, Rev., AGM, 5.500%, 12/01/13 (p)	1,633
1,830	New York City, Series F, GO, 6.000%, 01/15/13 (p)	1,923
6,710	New York City Transitional Finance Authority, Series B, Rev., 5.250%, 08/01/13 (p)	7,185
	New York City Transitional Finance Authority, Future Tax Secured,
3,310	Series C, Rev., AMBAC, 5.250%, 08/01/12 (p)	3,381
6,505	Series E, Rev., NATL-RE, 5.250%, 02/01/13 (p)	6,807
3,000	New York State Thruway Authority, Transportation, Series A, Rev., AGM, 5.000%, 03/15/13 (p)	3,150

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — Continued
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., 6.950%, 07/15/17 (p)	6,613

		35,086

	Special Tax — 2.2%
1,500	New York City Transitional Finance Authority, Series A-1, Rev., 5.000%, 11/01/21	1,714
	New York City Transitional Finance Authority, Future Tax Secured,
5,000	Series B, Rev., 5.000%, 11/01/21	6,114
14,510	Series B, Rev., 5.000%, 11/01/22	17,586
	New York Local Government Assistance Corp., Senior Lien,
10,000	Rev., 5.500%, 04/01/19	12,839
1,000	Series A, Rev., 5.000%, 04/01/20	1,211
7,265	New York State Environmental Facilities Corp., Environment, Series A, Rev., 5.250%, 12/15/19	9,197
	New York State Thruway Authority,
2,050	Series A, Rev., 5.000%, 03/15/17	2,463
17,000	Series A, Rev., 5.250%, 03/15/19	21,208
	New York State Urban Development Corp.,
1,000	Series A-1, Rev., 5.000%, 12/15/17	1,225
1,500	Series A-1, Rev., 5.000%, 12/15/22	1,823
2,250	New York State Urban Development Corp., State Personal Income Tax, Series A-1, Rev., 5.000%, 12/15/23	2,715
	Sales Tax Asset Receivables Corp.,
3,850	Series A, Rev., AGM-CR, MBIA, 5.000%, 10/15/20	4,276
15,000	Series A, Rev., AMBAC, 5.250%, 10/15/27	16,568
3,000	Series A, Rev., NATL-RE, 5.000%, 10/15/26	3,308
6,650	Series A, Rev., NATL-RE, 5.250%, 10/15/19	7,435

		109,682

	Transportation — 1.0%
	Metropolitan Transportation Authority,
11,205	Series A, Rev., AGC-ICC, 5.750%, 11/15/32	11,547
5,420	Series A, Rev., AMBAC, 5.500%, 11/15/14	6,100
1,500	Series A, Rev., NATL-RE, FGIC, 5.000%, 11/15/12	1,551
2,500	Port Authority of New York & New Jersey, CONS, 93rd Series, Rev., 6.125%, 06/01/94	3,051
5,700	Triborough Bridge & Tunnel Authority, Rev., 5.250%, 11/15/30	6,043
	Triborough Bridge & Tunnel Authority, General Purpose,
5,440	Series B, Rev., 5.250%, 11/15/15	6,395

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Transportation — Continued
14,000	Series B, Rev., 5.250%, 11/15/16	14,492

		49,179

	Utility — 0.4%
	Long Island Power Authority, Electric Systems,
10,000	Series A, Rev., 5.250%, 04/01/21	11,843
6,000	Series E, Rev., NATL-RE, FGIC, 5.000%, 12/01/17	6,989

		18,832

	Water & Sewer — 0.1%
2,500	New York City Municipal Water Finance Authority, Water & Sewer System, Series D, Rev., 5.000%, 06/15/12 (p)	2,535
450	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2008, Series C, Rev., 5.000%, 06/15/13	478
2,055	New York State Environmental Facilities Corp., Municipal Water Financing Authority, Subseries B, Rev., 5.000%, 06/15/14	2,274

		5,287

	Total New York	603,096

	North Carolina — 3.0%
	Certificate of Participation/Lease — 0.0% (g)
2,355	Cabarrus County, Installment Financing Contract, Series C, COP, 4.000%, 06/01/12	2,378

	General Obligation — 2.0%
2,200	Johnston County, GO, NATL-RE, 5.000%, 02/01/16 (p)	2,585
	State of North Carolina,
20,745	Series A, GO, 5.000%, 03/01/17	25,156
15,000	Series B, GO, 5.000%, 06/01/19	18,866
5,900	State of North Carolina, Highway, GO, 5.000%, 05/01/15	6,487
	State of North Carolina, Public Improvement,
13,185	Series A, GO, 5.000%, 05/01/15	15,071
10,675	Series A, GO, 5.000%, 05/01/16	12,633
	Union County,
2,085	Series A, GO, 5.000%, 03/01/18	2,563
3,000	Series A, GO, 5.000%, 03/01/21	3,796
	Wake County, Obligation Hammond Road Detention Center, Annual Appropriation,
5,150	GO, 5.000%, 06/01/18	6,300
3,500	GO, 5.000%, 06/01/19	4,328

		97,785

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.1%
2,180	North Carolina Medical Care Commission, Mission Health Combined Group, Rev., 5.000%, 10/01/19	2,551

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
5,965	North Carolina Infrastructure Finance Corp., Correctional Facilities Projects, Rev., 5.000%, 10/01/13 (p)	6,402

	Other Revenue — 0.4%
3,000	Mecklenburg County Public Facilities Corp., Annual Appropriation, Rev., 5.000%, 03/01/23	3,549
	North Carolina Turnkpike Authority,
1,000	Rev., 5.000%, 07/01/15	1,147
1,525	Rev., 5.000%, 07/01/16	1,806
	State of North Carolina, Annual Appropriation, Capital Improvement,
5,370	Series A, Rev., 5.000%, 05/01/23	6,512
5,000	Series A, Rev., 5.000%, 05/01/24	6,028

		19,042

	Utility — 0.4%
5,000	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/19	5,882
15,000	North Carolina Municipal Power Agency No. 1, Catawba, Series A, Rev., 5.250%, 01/01/14	16,259

		22,141

	Total North Carolina	150,299

	Ohio — 2.0%
	Certificate of Participation/Lease — 0.1%
1,000	Franklin County Convention Facilities Authority, Tax & Lease Anticipation Bonds, Rev., COP, 5.000%, 12/01/21	1,143
3,295	State of Ohio, Denison University 2007 Project, Rev., COP, 5.000%, 11/01/19	3,879

		5,022

	Education — 0.0% (g)
1,525	Cuyahoga Community College District, Series A, Rev., AMBAC, 5.000%, 12/01/15	1,586

	General Obligation — 1.1%
7,235	City of Columbus, Series A, GO, 5.000%, 12/15/19	8,463
1,510	Dublin City School District, Capital Appreciation Bonds, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	1,452

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	35

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
	Northmont City School District, School Improvement,
6,250	Series A, GO, 4.000%, 11/01/42	6,214
6,045	Series A, GO, 4.125%, 11/01/46	6,032
	State of Ohio, Higher Education,
6,650	GO, 5.000%, 08/01/15	7,655
5,275	GO, 5.000%, 08/01/16	6,269
	State of Ohio, Infrastructure Improvement,
8,840	Series B, GO, 5.000%, 08/01/15	10,177
3,200	Series D, GO, 5.000%, 03/01/17	3,475
3,360	Series D, GO, 5.000%, 03/01/18	3,646
1,530	Series D, GO, 5.000%, 03/01/19	1,660

		55,043

	Housing — 0.0% (g)
140	Ohio Capital Corp. For Housing, Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.900%, 02/01/14	140
1,140	Ohio Housing Finance Agency, Hillwood II Project, Rev., AMT, GNMA COLL, 4.700%, 05/20/16	1,213
1,115	Ohio Housing Finance Agency, Residential Mortgage Backed Securities, Series A, Rev., AMT, GNMA, 5.000%, 09/01/31	1,128

		2,481

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
	RiverSouth Authority, RiverFront Area Redevelopment,
500	Series A, Rev., 5.250%, 12/01/17	544
2,490	Series A, Rev., 5.250%, 12/01/18	2,710

		3,254

	Other Revenue — 0.4%
	Hamilton County, Sewer System Revenue Refunding & Improvement, Greater Cincinnati,
3,175	Series A, Rev., 5.000%, 12/01/20	3,974
4,210	Series A, Rev., 5.000%, 12/01/21	5,184
	Ohio State Building Authority, Adult Correctional Facilities,
2,510	Series B, Rev., 5.000%, 10/01/23	2,902
2,000	Series B, Rev., 5.000%, 10/01/24	2,295
2,000	Ohio State Turnpike Commission, Series A, Rev., 5.000%, 02/15/25	2,320
3,900	Ohio State Water Development Authority, Solid Waste Management Incorporate Project, Rev., VAR, 1.750%, 06/01/13	3,942

		20,617

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 0.3%
	City of Cleveland,
8,145	Series C, Rev., AGC, 5.000%, 01/01/17	9,355
2,800	Series C, Rev., AGC, 5.000%, 01/01/18	3,216

		12,571

	Total Ohio	100,574

	Oklahoma — 0.6%
	Education — 0.4%
	Tulsa County Industrial Authority, Jenks Public School,
1,285	Rev., 5.500%, 09/01/14	1,444
5,790	Rev., 5.500%, 09/01/16	6,999
7,345	Rev., 5.500%, 09/01/17	9,101

		17,544

	Housing — 0.0% (g)
590	Oklahoma Housing Finance Agency, Homeownership Loan Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.250%, 09/01/29	622

	Other Revenue — 0.2%
	Oklahoma Turnpike Authority, Second Senior,
4,000	Series A, Rev., 5.000%, 01/01/23	4,881
5,000	Series A, Rev., 5.000%, 01/01/25	6,012

		10,893

	Utility — 0.0% (g)
1,470	Grand River Damn Authority, Series A, Rev., BHAC, 5.000%, 06/01/16	1,734

	Total Oklahoma	30,793

	Oregon — 0.3%
	Certificate of Participation/Lease — 0.2%
	Oregon State Department of Administrative Services,
1,685	Series A, COP, 5.000%, 05/01/24	1,941
2,200	Series A, COP, 5.000%, 05/01/25	2,519
5,000	Series A, COP, GO, 5.000%, 05/01/15	5,675

		10,135

	Prerefunded — 0.1%
3,000	Oregon State Department of Transportation, Highway User Tax, Series A, Rev., 5.500%, 11/15/12 (p)	3,113

	Water & Sewer — 0.0% (g)
2,545	City of Portland, Sewer System, Second Lien, Series B, Rev., 5.000%, 06/15/26	2,903

	Total Oregon	16,151

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Pennsylvania — 1.6%
	Education — 0.2%
5,000	Pennsylvania Higher Educational Facilities Authority, Series A, Rev., 5.000%, 09/01/19	6,227
	State Public School Building Authority, Delaware County Community College Project,
1,400	Rev., AGM, 5.000%, 10/01/23	1,575
1,065	Rev., AGM, 5.000%, 10/01/25	1,185
1,000	Rev., AGM, 5.000%, 10/01/26	1,107

		10,094

	General Obligation — 1.1%
	Altoona Area School District,
565	GO, AGM, 4.000%, 12/01/19	611
900	GO, AGM, 4.125%, 12/01/21	960
10,000	Commonwealth of Pennsylvania, First Series, GO, 5.000%, 11/15/22	12,489
	Commonwealth of Pennsylvania, Second Series,
10,000	GO, 5.000%, 07/01/15	11,499
2,430	GO, 5.000%, 01/01/16 (p)	2,842
	Octorara Area School District,
3,120	Series B, GO, AGM, 4.000%, 06/01/20	3,564
3,780	Series B, GO, AGM, 4.250%, 06/01/22	4,255
3,230	Series B, GO, AGM, 4.250%, 06/01/23	3,600
1,635	Series B, GO, AGM, 5.000%, 06/01/18	1,926
210	Parkland School District, GO, NATL-RE, FGIC, 5.375%, 09/01/15	243
	Red Lion Area School District,
3,145	GO, AGM, 5.000%, 05/01/21	3,658
2,360	GO, AGM, 5.000%, 05/01/22	2,719
1,000	GO, AGM, 5.000%, 05/01/24	1,135
	West Mifflin Area School District,
2,065	GO, AGM, 5.000%, 04/01/25	2,322
2,000	GO, AGM, 5.000%, 04/01/26	2,235
2,000	GO, AGM, 5.375%, 04/01/27	2,275
500	GO, AGM, 5.500%, 04/01/24	582

		56,915

	Hospital — 0.3%
	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center,
5,000	Series A, Rev., 5.000%, 09/01/16	5,808
5,000	Series B, Rev., 5.000%, 06/15/18	5,364
5,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., VAR, 1.133%, 12/01/24	3,991

		15,163

	Total Pennsylvania	82,172

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Puerto Rico — 0.4%
	Other Revenue — 0.1%
2,400	Puerto Rico Highway & Transportation Authority, Series AA, Rev., NATL-RE, 5.500%, 07/01/18 (p)	3,045
100	Puerto Rico Highway & Transportation Authority, Unrefunded Balance, Series AA, Rev., NATL-RE, 5.500%, 07/01/18	115

		3,160

	Prerefunded — 0.3%
1,935	Puerto Rico Highway & Transportation Authority, Series G, Rev., 5.000%, 07/01/13 (p)	2,057
10,000	Puerto Rico Public Finance Corp., Series E, Rev., CIFG-TCRS, AGM-CR, 6.000%, 08/01/26 (p)	14,278

		16,335

	Special Tax — 0.0% (g)
2,000	Puerto Rico Highway & Transportation Authority, Series A, Rev., AMBAC, Zero Coupon, 07/01/17	1,680

	Total Puerto Rico	21,175

	South Carolina — 1.9%
	Education — 0.3%
	Charleston Educational Excellence Finance Corp., Charleston County School District Project,
5,500	Rev., 5.000%, 12/01/16	6,109
3,000	Rev., 5.000%, 12/01/17	3,312
2,500	Rev., 5.000%, 12/01/18	2,725
4,000	Scago Educational Facilities Corp. for Colleton School District, Pickens County Project, Rev., AGM, 5.000%, 12/01/21	4,445

		16,591

	General Obligation — 0.9%
2,395	Charleston County, Transition Sales Tax, GO, 5.000%, 11/01/21	2,731
	Richland County School District No. 2,
6,000	Series A, GO, NATL-RE, FGIC, SCSDE, 5.000%, 04/01/17	7,005
1,570	Series A, GO, SCSDE, 5.000%, 02/01/20	1,911
10,000	State of South Carolina, Series A, GO, 5.000%, 06/01/19	12,577
4,880	State of South Carolina, State Capital Improvement, Series A, GO, 4.000%, 10/01/14	5,342
	York County School District No. 1,
5,415	Series A, GO, SCSDE, 5.250%, 03/01/23	6,477

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	37

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
5,000	Series A, GO, SCSDE, 5.250%, 03/01/25	5,912

		41,955

	Other Revenue — 0.2%
4,000	South Carolina Jobs & EDA, Various Waste Management, Rev., 2.875%, 02/01/15	4,056
1,150	South Carolina State Housing Finance & Development Authority, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 01/01/28	1,252
4,795	State of South Carolina Public Service Authority, Series A, Rev., AMBAC, 5.000%, 01/01/14 (p)	5,199
1,350	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 06/01/18	1,352

		11,859

	Prerefunded — 0.2%
5,560	Greenville County School District, Building Equity Sooner Tomorrow, Rev., 5.500%, 12/01/12 (p)	5,837
1,115	South Carolina State Public Service Authority, Series D, Rev., AGM, 5.000%, 01/01/13 (p)	1,160

		6,997

	Utility — 0.2%
8,125	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., NATL-RE, FGIC, 6.750%, 01/01/20	10,645

	Water & Sewer — 0.1%
4,610	City of Charleston, Waterworks & Sewer, Refinancing & Capital Improvement, Series A, Rev., 5.000%, 01/01/24	5,189

	Total South Carolina	93,236

	South Dakota — 0.0% (g)
	Prerefunded — 0.0% (g)
663	Heartland Consumers Power District, Rev., 6.375%, 01/01/16 (p)	751

	Tennessee — 0.7%
	General Obligation — 0.4%
	City of Memphis, General Improvement,
4,125	Series A, GO, NATL-RE, 5.000%, 11/01/17	4,756
4,000	Series D, GO, 5.000%, 07/01/23	4,832
7,330	Montgomery County, GO, 5.000%, 04/01/22	9,204

		18,792

	Utility — 0.3%
1,910	City of Lawrenceburg, Electric, Rev., NATL-RE, 6.625%, 07/01/18	2,254

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — Continued
	Tennessee Energy Acquisition Corp.,
12,000	Series A, Rev., 5.000%, 09/01/13	12,545
1,000	Series C, Rev., 5.000%, 02/01/17	1,067

		15,866

	Total Tennessee	34,658

	Texas — 8.3%
	Certificate of Participation/Lease — 0.1%
3,000	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., COP, AMBAC, 5.000%, 02/01/16	3,303

	Education — 0.8%
	El Paso County Community College District,
4,265	Rev., NATL-RE, 5.000%, 04/01/19	4,930
3,380	Rev., NATL-RE, 5.000%, 04/01/20	3,862
3,885	Houston Independent School District, Public Financing Corp. Lease, Capital Appreciation, Cesar E. Chavez, Series A, Rev., AMBAC, Zero Coupon, 09/15/12	3,878
2,400	Midland College District, GO, NATL-RE, FGIC, 5.000%, 02/15/21	2,688
2,015	Texas A&M University, Series A, Rev., 5.250%, 07/01/28	2,590
3,390	University of North Texas, Financing System, Series A, Rev., NATL-RE, FGIC, 5.000%, 04/15/12 (p)	3,411
	University of Texas,
12,000	Series A, Rev., 5.250%, 08/15/19	14,841
2,000	Series A, Rev., 5.250%, 08/15/20	2,437

		38,637

	General Obligation — 3.7%
1,500	Aldine Independent School District, Series A, GO, PSF-GTD, 5.000%, 02/15/21	1,886
2,000	Allen Independent School District, GO, PSF-GTD, 5.000%, 02/15/23	2,232
7,570	City of Austin, Public Improvement, GO, 5.000%, 09/01/22	9,616
2,795	City of Beaumont, GO, 5.000%, 03/01/24	3,304
	City of Cedar Park,
1,055	GO, AGM, 4.125%, 02/15/20	1,166
1,055	GO, AGM, 4.250%, 02/15/21	1,158
755	GO, AGM, 4.375%, 02/15/22	824
1,175	GO, AGM, 4.500%, 02/15/24	1,273
1,055	GO, AGM, 4.700%, 02/15/26	1,159
	City of Denton,
1,230	Series A, GO, 5.000%, 02/15/15	1,392

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
1,250	Series A, GO, 5.000%, 02/15/16	1,462
1,535	Series A, GO, 5.000%, 02/15/18	1,868
3,245	Series A, GO, 5.000%, 02/15/19	3,992
1,975	City of El Paso, GO, NATL-RE, 5.000%, 08/15/25	2,219
4,290	City of Frisco, Improvement, GO, 5.000%, 02/15/23	5,243
4,715	City of Garland, Series A, GO, 5.000%, 02/15/24	5,453
	City of Southlake,
2,050	GO, AMBAC, 5.000%, 02/15/19	2,135
1,695	GO, AMBAC, 5.000%, 02/15/20	1,765
2,740	GO, AMBAC, 5.000%, 02/15/21	2,852
2,340	GO, AMBAC, 5.000%, 02/15/22	2,436
1,675	Collin County Community College District, Limited Tax, GO, 4.000%, 08/15/18	2,000
1,000	Deer Park Independent School District, Limited Tax, GO, AGM, 5.000%, 02/15/16	1,171
10,000	Eagle Mountain & Saginaw Independent School District, School Building, GO, VAR, PSF-GTD, 2.500%, 08/01/14	10,398
2,000	Fort Bend County, GO, 5.000%, 03/01/23	2,328
3,500	Fort Bend Independent School District, GO, 5.000%, 02/15/19	4,306
1,500	Granbury Independent School District, GO, PSF-GTD, 5.000%, 08/01/23	1,699
	Harris County,
5,000	Series A, GO, 5.000%, 10/01/22	6,145
5,000	Series B, GO, 5.500%, 10/01/17	6,271
1,250	Harris County, Toll Road, Sub Lien, Series A, GO, NATL-RE, 6.500%, 08/15/13	1,363
	Houston Community College System,
8,445	GO, 5.000%, 02/15/24	10,262
5,140	GO, 5.000%, 02/15/25	6,205
2,000	Irving Independent School District, GO, PSF-GTD, 5.250%, 02/15/13	2,097
1,900	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/18	2,208
	Lewisville Independent School District, School Building,
1,000	GO, 5.000%, 08/15/17	1,216
1,000	GO, 5.000%, 08/15/19	1,250
3,000	GO, 5.000%, 08/15/20	3,691
2,530	Longview Independent School District, School Building, GO, PSF-GTD, 5.000%, 02/15/20	3,050
3,870	Longview Independent School District, School Building, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 02/15/17	3,656

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
10,000	Midlothian Independent School District, Various School Building, Series B, GO, VAR, PSF-GTD, 2.250%, 08/01/14	10,363
	North East Independent School District, Capital Appreciation, School Building,
5,000	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	4,969
7,850	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	7,659
	Pasadena Independent School District, School Building,
1,000	GO, PSF-GTD, 4.750%, 02/15/22	1,127
3,080	GO, PSF-GTD, 4.750%, 02/15/23	3,450
1,105	GO, PSF-GTD, 5.000%, 02/15/17	1,332
2,250	Plano Independent School District, GO, PSF-GTD, 5.000%, 02/15/21	2,769
2,505	Richardson Independent School District, GO, PSF-GTD, 5.000%, 02/15/22	2,709
1,000	State of Texas, College Student Loans, Series A, GO, 5.250%, 08/01/19	1,199
	State of Texas, Public Finance Authority,
3,900	GO, 5.000%, 10/01/12 (p)	4,011
8,925	Series A, GO, 5.000%, 10/01/15	10,378
4,000	Series A, GO, 5.000%, 10/01/17	4,922
3,475	Series A, GO, 5.000%, 10/01/18	4,324
2,000	Series A, GO, 5.000%, 10/01/20	2,481

		184,444

	Hospital — 0.4%
	Harris County Health Facilities Development Corp., Hermann Memorial Healthcare System,
5,000	Series B, Rev., 7.200%, 12/01/28	5,476
7,345	Series B, Rev., 7.200%, 12/01/29	8,030
	Tarrant County Cultural Education Facilities Finance Corp., Health Resources,
3,500	Series A, Rev., 5.000%, 02/15/17	4,077
2,690	Series A, Rev., 5.000%, 02/15/18	3,096

		20,679

	Other Revenue — 0.9%
1,765	City of El Paso, Water & Sewer, Series A, Rev., 5.000%, 03/01/21	2,140
2,500	City of Fort Worth, Drainage Utility System, Rev., 4.000%, 02/15/36	2,574
	Coastal Water Authority, City Of Houston Projects,
3,160	Rev., 5.000%, 12/15/22	3,801
5,115	Rev., 5.000%, 12/15/25	5,996
4,490	Lower Colorado River Authority, Transmission Services, Series A, Rev., NATL-RE, 5.000%, 05/15/24	4,899

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	39

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
	North Texas Tollway Authority, Special Projects System,
1,000	Series A, Rev., 5.500%, 09/01/36	1,156
3,000	Series A, Rev., 5.500%, 09/01/41	3,453
3,000	Series A, Rev., 6.000%, 09/01/41	3,607
14,500	Texas Public Finance Authority, Unemployment Compensation, Series A, Rev., 5.000%, 07/01/17	16,834

		44,460

	Prerefunded — 0.9%
6,000	Central Texas Housing Finance Corp., Single Family Mortgage, Rev., VA/PRIV MTGS, Zero Coupon, 09/01/16 (p)	5,766
3,595	City of Dallas, Waterworks & Sewer System, Rev., AGM, 5.375%, 04/01/13 (p)	3,797
2,500	City of Houston, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	3,595
3,700	Coastal Bend Health Facilities Development Corp., Rev., VAR, AMBAC, 5.929%, 11/15/13 (p)	4,049
	Harris County Flood Control District,
10,000	GO, 5.250%, 10/01/13 (p)	10,771
7,545	Series A, GO, 5.250%, 10/01/14 (p)	8,464
5,000	University of Texas, Series B, Rev., 5.000%, 07/01/14 (p)	5,542

		41,984

	Special Tax — 0.2%
10,000	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.000%, 12/01/20	11,782

	Transportation — 0.8%
	Dallas Area Rapid Transit, Senior Lien,
1,195	Rev., 5.000%, 12/01/19	1,459
5,000	Rev., 5.000%, 12/01/21	5,939
6,825	Series A, Rev., 5.000%, 12/01/17	8,370
8,950	Series A, Rev., 5.000%, 12/01/18	11,074
5,000	Series A, Rev., 5.000%, 12/01/21	5,981
	Dallas-Fort Worth International Airport Facilities Improvement Corp.,
3,500	Series A, Rev., 4.000%, 11/01/13	3,706
3,500	Series A, Rev., 5.000%, 11/01/13	3,764
1,000	Series A, Rev., 5.000%, 11/01/22	1,105

		41,398

	Utility — 0.1%
1,285	City of Austin, Capital Appreciation, Rev., NATL-RE, FGIC, Zero Coupon, 05/15/17	1,142

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — Continued
4,500	City of Austin, Electric Utilities System, Rev., NATL-RE, 5.250%, 11/15/15	4,737

		5,879

	Water & Sewer — 0.4%
1,405	City of Dallas, Waterworks & Sewer System, Unrefunded Balance, Rev., AGM, 5.375%, 10/01/17	1,476
	City of Houston, Utilities Systems, First Lien,
1,000	Series A, Rev., AGM, 5.000%, 11/15/19	1,189
1,000	Series A, Rev., AGM, 5.000%, 11/15/20	1,173
3,000	Series A, Rev., NATL-RE, 5.250%, 05/15/14	3,326
6,140	Series A, Rev., NATL-RE, 5.250%, 05/15/26	6,647
2,290	North Texas Municipal Water District, Rev., 5.000%, 06/01/25	2,587
5,000	Tarrant Regional Water District, Rev., AGM, 5.375%, 03/01/15 (p)	5,258

		21,656

	Total Texas	414,222

	Utah — 0.6%
	General Obligation — 0.1%
	Central Utah Water Conservancy District,
1,000	Series B, GO, 5.250%, 04/01/22	1,271
3,950	Series C, GO, 5.000%, 04/01/20	4,935

		6,206

	Other Revenue — 0.3%
6,650	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/24	8,290
	Salt Lake County, Transportation Tax,
1,500	Series A, Rev., 5.000%, 08/15/16	1,786
1,000	Series A, Rev., 5.000%, 08/15/17	1,218
1,000	Series A, Rev., 5.000%, 08/15/18	1,232

		12,526

	Prerefunded — 0.0% (g)
2,290	Intermountain Power Agency, Utah Power Supply, Series A, Rev., NATL-RE-IBC, 6.150%, 07/01/14 (p)	2,427

	Water & Sewer — 0.2%
9,400	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/28	10,796

	Total Utah	31,955

	Virginia — 1.8%
	Education — 0.2%
	Virginia College Building Authority, Public Higher Education Financing Program,
5	Series A, Rev., 5.000%, 09/01/14	6

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Education — Continued
1,000	Series A, Rev., 5.000%, 09/01/15	1,153
500	Series A, Rev., 5.000%, 09/01/16	594
4,985	Virginia College Building Authority, Washington & Lee University Project, Rev., NATL-RE, 5.250%, 01/01/26	6,274

		8,027

	General Obligation — 0.7%
	Chesterfield County EDA, Public Improvement,
3,575	Series A, GO, 5.000%, 01/01/17	4,314
3,575	Series A, GO, 5.000%, 01/01/18	4,398
1,000	City of Lynchburg, Public Improvement, GO, 5.000%, 12/01/22	1,231
10,000	Commonwealth of Virginia, Series D, GO, 5.000%, 06/01/20	12,430
10,385	Fairfax County, Public Improvement, Series A, GO, 4.000%, 04/01/23	11,937
2,425	Loudoun County, Public Improvements, Series B, GO, 5.000%, 12/01/15	2,828

		37,138

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
2,000	Chesterfield County EDA, Virginia Electric & Power, Series A, Rev., 5.000%, 05/01/23	2,304

	Other Revenue — 0.3%
3,500	Fairfax County Water Authority, Subseries B, Rev., 5.250%, 04/01/25	4,687
5,265	Virginia Public School Authority, Series B, Rev., 5.000%, 08/01/13	5,624
4,340	Virginia Public School Authority, Special School Financing, Rev., 5.000%, 01/15/20	5,411

		15,722

	Transportation — 0.3%
	Virginia Commonwealth Transportation Board, Oak Grove Connector,
1,465	Series A, Rev., 5.000%, 05/15/17	1,717
1,495	Series A, Rev., 5.000%, 05/15/18	1,729
1,835	Series A, Rev., 5.000%, 05/15/19	2,118
1,520	Series A, Rev., 5.000%, 05/15/20	1,754
2,015	Series A, Rev., 5.000%, 05/15/21	2,325
	Virginia Commonwealth Transportation Board, Transportation District Program,
1,305	Series B, Rev., 5.000%, 05/15/18	1,509
1,260	Series B, Rev., 5.000%, 05/15/19	1,454

		12,606

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.3%
3,080	Fairfax County, Rev., 5.000%, 07/15/22	3,762
7,390	Virginia Resources Authority, Clean Water, Rev., 5.500%, 10/01/22	9,868

		13,630

	Total Virginia	89,427

	Washington — 1.8%
	General Obligation — 1.3%
7,050	King County, Sewer, GO, NATL-RE, FGIC, 5.000%, 01/01/27	7,639
3,500	Snohomish County School District No. 25, Marysville, GO, AGM, 5.000%, 12/01/21	4,012
	State of Washington,
7,010	GO, 5.000%, 01/01/22	8,598
4,500	Series B & AT-7, GO, 6.400%, 06/01/17	5,363
4,100	Series D, GO, AGM, 5.000%, 01/01/15 (p)	4,627
	State of Washington, Various Purpose,
10,000	Series 2010C, GO, 5.000%, 08/01/34	11,350
5,015	Series C, GO, 5.000%, 02/01/30	5,839
7,260	Series R-2011B, GO, 5.000%, 07/01/23	8,721
7,750	Series R-2012C, GO, 5.000%, 07/01/25	9,505

		65,654

	Hospital — 0.1%
3,450	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., AGM, 5.250%, 08/15/24	3,875

	Other Revenue — 0.4%
21,835	Chelan County Public Utility District No. 1, Capital Appreciation, Series A, Rev., NATL-RE, Zero Coupon, 06/01/22	15,724
5,000	City of Seattle, Municipal Light & Power Revenue Refunding & Improvement, Series B, Rev., 5.000%, 02/01/24	5,955

		21,679

	Water & Sewer — 0.0% (g)
1,300	King County, Sewer, Rev., AGM, 5.000%, 01/01/25	1,480

	Total Washington	92,688

	West Virginia — 1.1%
	Certificate of Participation/Lease — 0.1%
1,120	City of Charleston, Urban Renewal Authority, Diamond Project, Series A, Rev., COP, AGM, 5.750%, 12/15/18	1,124
1,990	West Virginia State Building Commission, Regional Jail, Series A, Rev., COP, AMBAC, 5.250%, 07/01/12	2,011

		3,135

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	41

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Education — 0.1%
1,050	West Virginia Higher Education Policy Commission, University Facilities, Series B, Rev., NATL-RE, FGIC, 5.000%, 04/01/21	1,127
1,000	West Virginia School Building Authority, Rev., 5.000%, 07/01/16	1,177
	West Virginia University, University Projects,
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/16	924
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/17	893
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/18	859
1,000	Series B, Rev., NATL-RE, FGIC, 5.000%, 10/01/20	1,102

		6,082

	General Obligation — 0.1%
1,915	Marshall County Board of Education, Public School, GO, NATL-RE, 5.000%, 05/01/18	2,270
1,000	State of West Virginia, Capital Appreciation, Infrastructure, Series A, GO, NATL-RE, FGIC, Zero Coupon, 11/01/13	990
	State of West Virginia, Infrastructure,
2,000	GO, NATL-RE, FGIC, 5.000%, 11/01/14	2,245
375	Series B, GO, AMT, NATL-RE, FGIC, 5.750%, 11/01/12	386
1,000	State of West Virginia, State Roads, GO, NATL-RE, FGIC, 5.000%, 06/01/21	1,133

		7,024

	Hospital — 0.0% (g)
1,480	West Virginia State Hospital Finance Authority, United Hospital Center, Inc. Project, Series A, Rev., AMBAC, 5.000%, 06/01/15	1,613

	Other Revenue — 0.1%
	West Virginia School Building Authority, Capital Improvement,
1,000	Series A, Rev., NATL-RE, FGIC, 5.000%, 07/01/16	1,160
2,000	Series A, Rev., NATL-RE, FGIC, 5.000%, 07/01/18	2,359
2,000	Series A, Rev., NATL-RE, FGIC, 5.000%, 07/01/20	2,356

		5,875

	Prerefunded — 0.4%
3,260	Kanawha, Mercer & Nicholas Counties, Single Family Mortgage, Rev., Zero Coupon, 02/01/14 (p)	2,900
12,400	Kanawha-Putnam County, City of Huntington-Charleston, Single Family Housing, Compound Interest-1984, Series A, Rev., Zero Coupon, 12/01/16 (p)	11,864

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — Continued
895	West Virginia State Hospital Finance Authority, Charleston Area Medical Center, Series A, Rev., 6.500%, 09/01/16 (p)	1,057
1,200	West Virginia Water Development Authority, Series A, Rev., AMBAC, 5.500%, 10/01/13 (p)	1,311

		17,132

	Transportation — 0.1%
	West Virginia Commissioner of Highways, Surface Transportation Improvements,
500	Series A, Rev., AGM, 5.000%, 09/01/14	556
1,000	Series A, Rev., AGM, 5.000%, 09/01/15	1,148
1,000	West Virginia State Parkways Economic Development & Tourism Authority, Rev., NATL-RE, FGIC, 5.250%, 05/15/16	1,176

		2,880

	Utility — 0.0% (g)
700	West Virginia EDA, Pollution Control, Appalachian Power Co., Amos, Series C, Rev., VAR, 4.850%, 09/04/13	734

	Water & Sewer — 0.2%
925	City of Fairmont, Waterworks, Rev., NATL-RE, 5.500%, 07/01/12	929
1,430	City of Parkersburg, WaterWorks & Sewer System, Series A, Rev., NATL-RE, FGIC, 5.000%, 08/01/19 (f) (i)	1,533
	West Virginia Water Development Authority, Loan Program II,
1,125	Series A-II, Rev., NATL-RE, FGIC, 5.000%, 11/01/19	1,245
2,275	Series B, Rev., AMBAC, 5.000%, 11/01/12	2,343
1,000	Series B, Rev., AMBAC, 5.000%, 11/01/13	1,071
1,420	West Virginia Water Development Authority, Loan Program IV, Series A, Rev., AGM, 5.000%, 11/01/19	1,579

		8,700

	Total West Virginia	53,175

	Wisconsin — 2.0%
	General Obligation — 1.8%
	State of Wisconsin,
24,500	Series 1, GO, NATL-RE, 5.000%, 05/01/17	27,762
7,905	Series 1, GO, NATL-RE, 5.250%, 05/01/14	8,752
5,000	Series 1, GO, NATL-RE, 5.250%, 05/01/15	5,749
5,000	Series 2, GO, 5.000%, 11/01/19	6,242
5,000	Series 2, GO, NATL-RE, 5.000%, 05/01/14	5,509
16,050	Series A, GO, 5.000%, 05/01/23	19,665

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
13,190	Series A, GO, 5.250%, 05/01/25	16,228

		89,907

	Hospital — 0.2%
	Wisconsin Health & Educational Facilities Authority, Carthage College Project, Private Placement,
3,750	Rev., 5.700%, 05/01/14 (f) (i)	3,848
6,250	Rev., 5.950%, 05/01/19 (f) (i)	6,909

		10,757

	Total Wisconsin	100,664

	Total Municipal Bonds (Cost $4,420,477)	4,832,782

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.7%
	Investment Company — 2.7%
136,981	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $136,981)	136,981

	Total Investments — 99.2% (Cost $4,557,458)	4,969,763
	Other Assets in Excess of Liabilities — 0.8%	38,084

	NET ASSETS — 100.0%	$5,007,847

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	43

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 96.1%
	District of Columbia — 0.2%
	Certificate of Participation/Lease — 0.2%
1,500	District of Columbia, COP, NATL-RE, FGIC, 5.000%, 01/01/18	1,694

	Florida — 0.1%
	Water & Sewer — 0.1%
965	Sunrise Excise Tax & Special Assessment, Utilities Systems, Series A, Rev., AMBAC, 5.500%, 10/01/15 (f) (i)	1,048

	Hawaii — 0.1%
	Water & Sewer — 0.1%
800	Honolulu City & County Board of Water Supply, Series B, Rev., AMT, NATL-RE, 5.250%, 07/01/18	900

	Louisiana — 0.2%
	General Obligation — 0.2%
1,500	City of Shreveport, Series B, GO, NATL-RE, 5.250%, 03/01/17	1,775

	Massachusetts — 0.7%
	Prerefunded — 0.7%
5,000	Massachusetts Bay Transportation Authority, Assessment, Series A, Rev., 5.000%, 07/01/14 (p)	5,556

	New Jersey — 0.8%
	Other Revenue — 0.8%
	Hudson County Improvement Authority, Capital Appreciation,
1,105	Series A-1, Rev., NATL-RE, Zero Coupon, 12/15/17	919
1,435	Series A-1, Rev., NATL-RE, Zero Coupon, 12/15/18	1,136
3,500	New Jersey EDA, Motor Vehicle, Series A, Rev., NATL-RE, 5.250%, 07/01/15	3,797

	Total New Jersey	5,852

	New York — 91.4%
	Certificate of Participation/Lease — 6.8%
2,490	Erie County Industrial Development Agency, City of Buffalo Project, Rev., COP, AGM, 5.000%, 05/01/13 (p)	2,630
1,230	New York State Dormitory Authority, Series A, Rev., COP, NATL-RE, FGIC, 5.000%, 07/01/16	1,298
	New York State Dormitory Authority, City University System, CONS,
2,010	Series A, Rev., COP, AGM-CR, 5.750%, 07/01/13	2,082
7,375	Series A, Rev., COP, AMBAC-TCRS, 5.750%, 07/01/13	7,639

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Certificate of Participation/Lease — Continued
2,160	Series A, Rev., COP, NATL-RE, MBIA-IBC, Bank of New York, 6.000%, 07/01/20	2,682
1,780	Series B, Rev., COP, 6.000%, 07/01/14	1,880
1,000	New York State Dormitory Authority, Mental Health Services, Facilities Improvement, Rev., COP, 5.375%, 02/15/21	1,198
2,335	New York State Dormitory Authority, Mental Health Services, Unrefunded Balance, Series B, Rev., COP, 6.000%, 08/15/16	2,604
710	New York State Dormitory Authority, School Districts Financing Program, Series F, Rev., COP, NATL-RE, 6.500%, 10/01/20	844
1,520	New York State Dormitory Authority, Service Contract, Child Care Facilities, Series A, Rev., COP, 5.375%, 04/01/12 (p)	1,527
	New York State Dormitory Authority, State University Educational Facilities,
3,725	Series A, Rev., COP, NATL-RE, FGIC-TCRS, 5.500%, 05/15/13	3,817
5,000	Series A, Rev., COP, NATL-RE-IBC, 5.250%, 05/15/15	5,517
1,050	Series A, Rev., COP, NATL-RE-IBC, Bank of New York, 5.250%, 05/15/21	1,269
1,500	New York State Urban Development Corp., Series D, Rev., COP, 5.375%, 01/01/21	1,789
2,080	New York State Urban Development Corp., Correctional Capital Facilities, Series A, Rev., COP, AGM, 5.250%, 01/01/14	2,189
810	New York State Urban Development Corp., Correctional Facilities, Series A, Rev., COP, AMBAC-TCRS, 5.500%, 01/01/14	853
	New York State Urban Development Corp., Service Contract,
2,000	Series B, Rev., COP, 5.250%, 01/01/23	2,306
3,000	Series B, Rev., COP, 5.250%, 01/01/25	3,413
7,000	Series C, Rev., COP, 5.000%, 01/01/25	7,863
1,000	New York State Urban Development Corp., State Facilities, Rev., COP, 5.600%, 04/01/15	1,088

		54,488

	Education — 6.0%
	Amherst Industrial Development Agency, Faculty-Student Housing Corp.,
1,175	Series A, Rev., AMBAC, 5.500%, 08/01/15 (f) (i)	1,201
1,000	Series B, Rev., AMBAC, 5.500%, 08/01/15 (f) (i)	1,023
	New York City Transitional Finance Authority, Fiscal Year 2009,
2,800	Series S-3, Rev., 5.250%, 01/15/25	3,270

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Education — Continued
4,875	Series S-5, Rev., 5.000%, 01/15/20	5,834
235	New York Mortgage Agency, Higher Education, Rev., 4.000%, 11/01/14	251
115	New York State Dormitory Authority, Canisius College, Rev., NATL-RE, 4.950%, 07/01/14	116
2,500	New York State Dormitory Authority, City University System, 5th Generation, Rev., NATL-RE-IBC, 5.000%, 07/01/20	2,783
1,000	New York State Dormitory Authority, Fordham University, Rev., AMBAC, 5.000%, 07/01/15	1,096
95	New York State Dormitory Authority, Long Island University, Unrefunded Balance, Rev., RADIAN, 5.000%, 09/01/12	95
	New York State Dormitory Authority, New York University,
500	Series 1, Rev., AMBAC, 5.500%, 07/01/14	558
1,455	Series 1, Rev., AMBAC, 5.500%, 07/01/18	1,804
1,730	Series 1, Rev., AMBAC, 5.500%, 07/01/21	2,229
1,000	Series 1, Rev., AMBAC, 5.500%, 07/01/22	1,295
2,900	Series 1, Rev., AMBAC, 5.500%, 07/01/23	3,774
1,570	Series 1, Rev., AMBAC, 5.500%, 07/01/24	2,061
2,280	Series 1, Rev., AMBAC, 5.500%, 07/01/25	3,018
8,360	Series A, Rev., AMBAC, 5.750%, 07/01/13	8,952
1,000	Series A, Rev., NATL-RE, 5.750%, 07/01/15	1,165
3,500	Series A, Rev., NATL-RE, 5.750%, 07/01/16	4,205
1,000	New York State Dormitory Authority, School Districts Financing Program, Series A, Rev., AGC, 5.000%, 10/01/24	1,143
1,830	New York State Dormitory Authority, State University Dormitory Facilities, Rev., 5.000%, 07/01/18	2,189

		48,062

	General Obligation — 20.9%
2,380	Arlington Central School District, Series A, GO, 5.000%, 05/15/21	2,852
	Brockport Central School District,
1,660	GO, NATL-RE, FGIC, 5.500%, 06/15/13	1,762
1,100	GO, NATL-RE, FGIC, 5.500%, 06/15/14	1,216
1,660	GO, NATL-RE, FGIC, 5.500%, 06/15/15	1,900
685	GO, NATL-RE, FGIC, 5.750%, 06/15/17	833
	Burnt Hills-Ballston Lake Central School District,
95	GO, NATL-RE, FGIC, 5.400%, 07/15/16	96
50	GO, NATL-RE, FGIC, 5.500%, 07/15/17	50
60	GO, NATL-RE, FGIC, 5.500%, 07/15/18	60
1,000	Canandaigua City School District, Series A, GO, AGM, 5.375%, 04/01/12	1,015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
605	Clarkstown Central School District, GO, AGM, 5.000%, 04/15/13	638
20	Clarkstown Central School District, Unrefunded Balance, GO, AGM, 5.250%, 04/15/15	22
	Cleveland Hill Union Free School District, Unrefunded Balance,
275	GO, NATL-RE, FGIC, 5.500%, 10/15/13	276
295	GO, NATL-RE, FGIC, 5.500%, 10/15/14	296
	East Greenbush Central School District,
1,500	GO, 4.000%, 09/15/15	1,659
1,500	GO, 4.000%, 09/15/16	1,691
1,500	GO, 4.000%, 09/15/17	1,709
1,650	Erie County, Public Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 09/01/12 (p)	1,690
285	Fayetteville-Manlius Central School District, GO, NATL-RE, FGIC, 5.000%, 06/15/12	289
	Genesee Country, Public Improvement,
1,350	GO, 4.000%, 04/15/14	1,448
1,000	GO, 4.000%, 04/15/15	1,102
	Goshen Central School District,
1,050	GO, NATL-RE, FGIC, 5.000%, 06/15/16	1,233
1,050	GO, NATL-RE, FGIC, 5.000%, 06/15/17	1,263
1,000	GO, NATL-RE, FGIC, 5.000%, 06/15/19	1,228
1,240	Half Hollow Hills Central School District, GO, XLCA, 5.000%, 06/15/18	1,524
1,000	Ilion Central School District, Series B, GO, NATL-RE, FGIC, 5.000%, 06/15/14	1,024
	Monroe County, Public Improvement,
1,050	GO, 6.000%, 03/01/13	1,096
1,030	GO, NATL-RE, FGIC, 5.000%, 03/01/15	1,033
100	GO, NATL-RE, FGIC, 5.000%, 03/01/16	100
335	GO, NATL-RE-IBC, 6.000%, 03/01/15	375
1,000	GO, NATL-RE-IBC, 6.000%, 03/01/18	1,188
280	Monroe Woodbury Central School District, GO, AGM, 5.000%, 04/15/14	304
	Nassau County,
4,920	Series A, GO, AGC, 5.000%, 05/01/22	5,729
1,000	Series C, GO, AGM, 5.000%, 07/01/22	1,135
2,000	Series E, GO, AGC, 4.000%, 06/01/15	2,182
2,000	Series F, GO, 5.000%, 10/01/20	2,328
4,280	Nassau County, General Improvement, Series C, GO, AGC, 5.000%, 10/01/24	4,930
1,100	New Rochelle City School District, GO, AGC, 5.000%, 12/01/15	1,277
	New York City,
7,600	Series A-1, GO, 5.000%, 08/01/28	8,880

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	45

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
3,000	Series A-1, GO, 5.250%, 08/15/23	3,525
2,250	Series B, GO, 4.000%, 08/01/14	2,445
4,000	Series B, GO, NATL-RE, FGIC-TCRS, 5.750%, 08/01/13	4,096
2,000	Series C, GO, 5.000%, 08/01/17	2,414
2,000	Series C, GO, 5.000%, 08/01/19	2,461
3,000	Series C, GO, 5.000%, 01/01/20	3,449
5,000	Series D, GO, 5.000%, 02/01/17	5,944
5,000	Series E, GO, AGM, 5.000%, 11/01/17	5,555
155	Series E, GO, NATL-RE-IBC, 5.750%, 08/01/12 (p)	159
2,500	Series G, GO, 5.000%, 12/01/19	2,784
3,000	Series G, GO, 5.000%, 08/01/20	3,418
3,000	Series H, GO, 5.000%, 08/01/16	3,304
2,000	Series H-1, GO, 5.125%, 03/01/24	2,350
1,000	Series J, Sub Series J-1, GO, AGM, 5.000%, 06/01/20	1,150
2,500	Series P, GO, NATL-RE, 5.000%, 08/01/16	2,866
3,000	Sub Series B-1, GO, 5.250%, 09/01/24	3,510
2,000	Sub Series B-1, GO, 5.250%, 09/01/25	2,330
3,535	Sub Series F-1, GO, XLCA, 5.000%, 09/01/19	4,027
1,000	Sub Series J-1, GO, 5.000%, 05/15/24	1,171
3,000	Sub Series L-1, GO, 5.000%, 04/01/22	3,484
4,000	New York City, Fiscal Year 2008, Series A-1, GO, 5.000%, 08/01/18	4,790
	New York City, Unrefunded Balance,
2,485	Series E, GO, NATL-RE-IBC, 5.750%, 08/01/12	2,543
3,385	Series J, GO, NATL-RE, 5.250%, 05/15/18	3,716
440	Niagara County, Public Improvement, GO, NATL-RE, 5.750%, 07/15/14	495
	Onondaga County,
3,050	Series A, GO, 5.000%, 03/01/24	3,596
1,230	Series A, GO, 5.250%, 05/15/13	1,248
1,280	Series A, GO, 5.250%, 05/15/14	1,298
1,335	Series A, GO, 5.250%, 05/15/15	1,354
785	Series A, GO, 5.250%, 05/15/16	796
	Onondaga County, Unrefunded Balance,
580	Series A, GO, 5.000%, 05/01/12	585
1,960	Series A, GO, 5.000%, 05/01/12	1,976
870	Orange County, Various Purpose, GO, 3.000%, 07/01/14	924
1,500	Oyster Bay, Public Improvement, Series A, GO, 5.000%, 02/15/16	1,750
775	Red Creek Central School District, GO, AGM, 5.500%, 06/15/14	793
	State of New York,
5,000	Series A, GO, 5.000%, 02/15/27	5,784

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
6,260	Series C, GO, 5.000%, 04/15/16	7,112
4,000	Series C, GO, 5.000%, 04/15/17	4,505
	Suffolk County, Public Improvement,
1,150	Series B, GO, 4.500%, 11/01/14	1,269
1,550	Series C, GO, NATL-RE, 5.250%, 07/15/13	1,579
1,215	Series C, GO, NATL-RE, 5.250%, 07/15/14	1,237
1,085	Webster Central School District, Series B, GO, AGM, 4.250%, 10/01/14	1,194

		166,419

	Hospital — 2.2%
3,000	New York State Dormitory Authority, FHA Insured Mortgage Montefiore Hospital, Rev., 5.000%, 08/01/20	3,422
385	New York State Dormitory Authority, FHA Insured Mortgage Nursing Home, Series A, Rev., NATL-RE, 5.500%, 08/01/20	386
2,305	New York State Dormitory Authority, Long Island Jewish Medical Center, Series A, Rev., 5.000%, 11/01/17	2,636
	New York State Dormitory Authority, Memorial Sloan Kettering Cancer Center,
1,000	Series C, Rev., NATL-RE, 5.500%, 07/01/23	1,279
370	Series C, Rev., NATL-RE, 5.750%, 07/01/19	468
4,875	Sub Series A2, Rev., 5.000%, 07/01/26	5,452
3,000	New York State Dormitory Authority, Municipal Health Facility, Series 2, Sub Series 2, Rev., 5.000%, 01/15/21	3,426

		17,069

	Housing — 0.7%
2,000	New York City Housing Development Corp., Capital Funding Program, Series A, Rev., NATL-RE, FGIC, 5.000%, 07/01/19	2,192
	New York Mortgage Agency, Homeowner Mortgage,
910	Series 143, Rev., AMT, 4.750%, 10/01/22	937
2,105	Series 156, Rev., 5.000%, 04/01/25	2,260

		5,389

	Industrial Development Revenue/Pollution Control Revenue — 3.1%
4,290	New York City Industrial Development Agency, Stock Exchange Project, Series A, Rev., 5.000%, 05/01/23	4,926
	New York City Transitional Finance Authority, Future Tax,
2,000	Sub Series I-2, Rev., 4.000%, 11/01/17	2,318
1,000	Sub Series I-2, Rev., 5.000%, 11/01/17	1,221

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Industrial Development Revenue/Pollution Control Revenue — Continued
1,400	Sub Series I-2, Rev., 5.000%, 11/01/26	1,650
	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund, Unrefunded Balance,
290	Series B, Rev., 5.200%, 05/15/14	300
700	Series NYC-02, Rev., 5.750%, 06/15/12	712
5,315	New York State Environmental Facilities Corp., State Water Revolving Fund, Series E, Rev., NATL-RE, 6.000%, 06/15/12	5,400
	New York State Urban Development Corp., State Personal Income Tax,
1,000	Series C, Rev., 4.000%, 12/15/14	1,100
1,000	Series C, Rev., 4.000%, 12/15/15	1,130
2,400	Series C, Rev., 4.000%, 12/15/16	2,762
1,100	Series C, Rev., 5.000%, 12/15/15	1,284
1,350	Series C, Rev., 5.000%, 12/15/16	1,617

		24,420

	Other Revenue — 9.8%
1,500	Albany County Airport Authority, Series A, Rev., AGM, 3.000%, 12/15/14	1,578
	New York City Industrial Development Agency, Civic Facility Revenue, USTA National Tennis Center, Inc. Project,
1,640	Series A, Rev., AGM, 5.000%, 11/15/17	1,723
750	Series A, Rev., AGM, 5.000%, 11/15/19	787
1,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series DD, Rev., 5.000%, 06/15/27	1,203
4,600	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series HH, Rev., 5.000%, 06/15/26	5,521
	New York City Transitional Finance Authority Future, Tax Secured Revenue,
1,000	Sub Series D-1, Rev., 5.000%, 11/01/26	1,203
1,000	Sub Series D-1, Rev., 5.000%, 11/01/27	1,201
	New York City Transitional Finance Authority, Future Tax Secured,
2,500	Series B, Rev., 5.000%, 02/01/27	2,958
2,000	Series D, Rev., 5.000%, 11/01/15	2,325
2,000	Series D, Rev., 5.000%, 11/01/16	2,387
1,695	New York City, Armenian Museum of Natural History, Series A, Rev., 5.000%, 04/01/18	2,059
1,000	New York Power Authority (The), Series A, Rev., 5.000%, 11/15/21	1,270
1,000	New York State Dormitory Authority, 3rd General Resolution, Rev., 5.000%, 05/15/27	1,187

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
5,000	New York State Dormitory Authority, Court Facilities Lease, New York City Issue, Rev., AMBAC, 5.500%, 05/15/26	6,301
3,000	New York State Dormitory Authority, Education, Series B, Rev., AMBAC, 5.500%, 03/15/25	4,024
	New York State Dormitory Authority, Mount Sinai Hospital,
2,225	Series A, Rev., 5.000%, 07/01/17	2,571
2,000	Series A, Rev., 5.000%, 07/01/26	2,187
2,550	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund, Series C, Rev., 5.000%, 10/15/27	2,990
4,500	New York State Local Government Assistance Corp., Series A-5/6, Rev., 5.000%, 04/01/18	5,544
1,125	New York State Thruway Authority, Local Highway & Bridge Trust Fund, Rev., 5.000%, 04/01/14	1,233
2,000	New York State Thruway Authority, Transportation, Series A, Rev., 5.000%, 03/15/28	2,351
	New York State Urban Development Corp., Personal Income Tax, State Facilities,
3,200	Series A-2, Rev., NATL-RE, 5.500%, 03/15/23	4,244
5,000	Series A-2, Rev., NATL-RE, 5.500%, 03/15/25	6,740
	Suffolk County Water Authority,
1,365	Series A, Rev., 5.000%, 06/01/14	1,512
1,395	Series A, Rev., 5.000%, 06/01/15	1,606
1,155	Syracuse Industrial Development Agency, Syracuse City School District, Series A, Rev., AGM, 5.000%, 05/01/21	1,338
5,000	Tobacco Settlement Financing Authority, Asset-Backed, Series A-1, Rev., AMBAC, 5.250%, 06/01/20	5,295
1,340	TSASC, Inc., Series 1, Rev., 4.750%, 06/01/22	1,325
	United Nations Development Corp.,
2,000	Series A, Rev., 5.000%, 07/01/22	2,316
1,000	Series A, Rev., 5.000%, 07/01/23	1,148

		78,127

	Prerefunded — 3.2%
235	Clarkstown Central School District, GO, AGM, 5.250%, 04/15/14 (p)	260
	Long Island Power Authority, Electric Systems,
5,250	Series A, Rev., AGM, 5.500%, 12/01/12 (p)	5,460
1,875	Series A, Rev., AGM, 5.500%, 12/01/13 (p)	2,041
10,860	Metropolitan Transportation Authority, Dedicated Tax Fund, Series A, Rev., FGIC, 4.750%, 10/01/15 (p)	12,510

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	47

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — Continued
1,615	New York City, Series J, GO, NATL-RE, 5.250%, 05/15/14 (p)	1,792
5	New York State Dormitory Authority, Mental Health Services, Series B, Rev., 6.000%, 08/15/16 (p)	6
1,000	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund, Series A, Rev., 5.750%, 06/15/12 (p)	1,016
2,000	New York State Urban Development Corp., Personal Income Tax, State Facilities, Series A, Rev., 5.375%, 03/15/12 (p)	2,005
510	Onondaga County, Series A, GO, 5.000%, 05/01/12 (p)	514
100	Triborough Bridge & Tunnel Authority, General Purpose, Series A, Rev., 4.750%, 01/01/16 (p)	116

		25,720

	Special Tax — 13.0%
	Nassau County Interim Finance Authority, Sales Tax Secured,
1,000	Series A, Rev., 5.000%, 11/15/20	1,215
1,000	Series A, Rev., 5.000%, 11/15/21	1,199
3,000	New York City Transitional Finance Authority, Fiscal Year 2007, Series S-1, Rev., AGM-CR, FGIC, 5.000%, 07/15/23	3,349
	New York City Transitional Finance Authority, Fiscal Year 2009,
1,500	Series S-3, Rev., 5.000%, 01/15/24	1,735
1,500	Series S-4, Rev., 5.125%, 01/15/24	1,747
	New York City Transitional Finance Authority, Future Tax Secured,
1,545	Series A, Rev., 5.000%, 05/01/26	1,811
1,170	Series A, Rev., 5.250%, 11/01/19	1,459
1,000	Series B, Rev., 5.000%, 11/01/18	1,188
3,000	Series B, Rev., 5.000%, 11/01/20	3,575
3,250	Series D, Rev., 5.000%, 11/01/25	3,852
5,000	Sub Series C-1, Rev., 5.000%, 11/01/19	6,032
50	New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance, Series B, Rev., 5.500%, 02/01/13	50
2,000	New York City Transitional Finance Authority, Recovery, Sub Series 3B-1, Rev., 5.000%, 11/01/16	2,387
	New York Local Government Assistance Corp.,
5,000	Series C, Rev., 5.000%, 04/01/14	5,501
1,925	Series E, Rev., AGM-CR, 6.000%, 04/01/14	2,038
	New York Local Government Assistance Corp., Senior Lien,
3,000	Series A, Rev., 5.000%, 04/01/18	3,577

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Special Tax — Continued

2,500	Series A, Rev., 5.000%, 04/01/20	3,028
	New York State Dormitory Authority,
4,000	Series A, Rev., 5.250%, 02/15/23	4,824
3,455	Series B, Rev., 5.250%, 02/15/21	4,238
	New York State Dormitory Authority, Education,
2,000	Series B, Rev., 5.000%, 03/15/20	2,449
3,100	Series C, Rev., 5.000%, 03/15/24	3,685
5,000	New York State Dormitory Authority, Personal Income Tax, Series A, Rev., 5.000%, 03/15/22	6,011
	New York State Environmental Facilities Corp.,
1,725	Series A, Rev., 5.000%, 12/15/17	2,061
1,000	Series A, Rev., 5.000%, 12/15/22	1,215
1,000	Series A, Rev., 5.250%, 12/15/17	1,239
2,000	Series A, Rev., 5.250%, 12/15/18	2,498
	New York State Housing Finance Agency, Economic Development & Housing,
560	Series A, Rev., 3.000%, 03/15/14	590
1,295	Series A, Rev., 5.000%, 03/15/25	1,522
2,890	Series A, Rev., 5.000%, 03/15/26	3,374
2,705	Series A, Rev., 5.000%, 03/15/27	3,145
	New York State Thruway Authority,
1,325	Series A, Rev., 5.000%, 03/15/19	1,598
2,455	Series A, Rev., 5.000%, 03/15/22	2,932
3,700	Series A, Rev., 5.250%, 03/15/19	4,616
	New York State Urban Development Corp., Personal Income Tax, State Facilities,
5,045	Series A-1, Rev., 5.000%, 12/15/21	6,032
5,000	Series A-1, Rev., 5.000%, 12/15/24	5,889
1,500	Series A-2, Rev., NATL-RE, 5.500%, 03/15/19	1,897

		103,558

	Transportation — 18.7%
	Metropolitan Transportation Authority, Dedicated Tax Fund,
2,000	Series 2008 C, Rev., 6.250%, 11/15/23	2,436
1,000	Series A, Rev., 5.100%, 11/15/23	1,159
1,000	Series A, Rev., 5.125%, 11/15/24	1,152
1,000	Series A, Rev., NATL-RE, FGIC, 5.250%, 11/15/17	1,229
1,000	Series B, Rev., 5.250%, 11/15/22	1,198
2,000	Series B, Rev., 5.250%, 11/15/24	2,363
	Metropolitan Transportation Authority, Service Contract,
16,920	Series A, Rev., 5.750%, 07/01/16	20,122
4,750	Series A, Rev., AGM-CR, 5.750%, 01/01/18	5,859

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Transportation — Continued
1,000	Metropolitan Transportation Authority, Transportation Facilities, Series F, Rev., 5.000%, 11/15/15	1,143
	New York State Thruway Authority,
1,800	Series A, Rev., 5.000%, 04/01/16	2,111
5,000	Series A, Rev., 5.000%, 03/15/17	6,008
1,550	Series A, Rev., 5.000%, 03/15/20	1,898
6,000	Series A, Rev., 5.000%, 04/01/26	7,010
3,000	Series A-1, Rev., 5.000%, 04/01/26	3,482
8,695	Series B, Rev., 5.000%, 04/01/22	10,277
	New York State Thruway Authority, Local Highway & Bridge Trust Fund,
2,000	Rev., 5.000%, 04/01/17	2,392
2,000	Rev., 5.000%, 04/01/19	2,446
	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund,
2,500	Series A, Rev., 5.000%, 04/01/20	2,897
1,500	Series A, Rev., 5.000%, 04/01/22	1,754
2,500	Series A, Rev., AMBAC, 5.000%, 04/01/21	2,812
1,000	Series A, Rev., NATL-RE, 5.000%, 04/01/20	1,122
2,500	Series B, Rev., 5.000%, 04/01/22	2,890
5,000	Series B, Rev., 5.000%, 04/01/24	5,698
5,000	Series B, Rev., AGM, 5.000%, 04/01/15	5,705
2,875	Series B, Rev., NATL-RE, FGIC, 5.000%, 04/01/16	3,327
5,000	Series B, Rev., NATL-RE, FGIC, 5.000%, 04/01/17	5,747
2,000	Series H, Rev., NATL-RE, 5.000%, 01/01/20	2,371
3,000	Series H, Rev., NATL-RE, 5.000%, 01/01/21	3,526
1,075	Niagara Falls Bridge Commission, Tolls, Series B, Rev., NATL-RE, FGIC, 5.250%, 10/01/15	1,132
	Port Authority of New York & New Jersey, CONS,
3,000	147th Series, Rev., NATL-RE, FGIC, 5.000%, 10/15/21	3,431
1,500	149th Series, Rev., 5.000%, 11/15/18	1,797
4,000	151st Series, Rev., 5.250%, 09/15/23	4,535
5,000	152nd Series, Rev., 5.000%, 11/01/22	5,630
	Triborough Bridge & Tunnel Authority, General Purpose,
6,305	Series A, Rev., 5.000%, 11/15/21	7,364
1,500	Series A-2, Rev., 5.000%, 11/15/23	1,768
2,650	Series C, Rev., 5.000%, 11/15/21	3,168
3,800	Series C, Rev., 5.000%, 11/15/23	4,478
5,000	Series D, Rev., 5.000%, 11/15/23	5,754

		149,191

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 2.3%
	Long Island Power Authority, Electric Systems,
2,500	Series A, Rev., NATL-RE, FGIC, 5.000%, 12/01/19	2,842
2,000	Series B, Rev., 5.625%, 04/01/24	2,368
1,000	Series D, Rev., NATL-RE, 5.000%, 09/01/17	1,158
3,300	Series E, Rev., BHAC-CR, FGIC, 5.000%, 12/01/21	3,818
1,000	Series E, Rev., NATL-RE, FGIC, 5.000%, 12/01/18	1,148
5,000	Long Island Power Authority, Electric Systems, Capital Appreciation, Series A, Rev., AGM, Zero Coupon, 06/01/21	3,969
2,500	New York Power Authority (The), Series C, Rev., NATL-RE, 5.000%, 11/15/20	2,957

		18,260

	Water & Sewer — 4.7%
	Nassau County Sewer & Storm Water Finance Authority,
870	Series B, Rev., NATL-RE, 5.000%, 10/01/19	946
700	Series B, Rev., NATL-RE, 5.000%, 10/01/20	762
1,000	New York City Municipal Water Finance Authority, 2nd Generation, Fiscal Year 2010, Series BB, Rev., 5.000%, 06/15/14	1,107
	New York City Municipal Water Finance Authority, Water & Sewer System,
3,000	Series AA, Rev., 5.000%, 06/15/22	3,509
1,500	Series B, Rev., 5.000%, 06/15/18	1,651
7,355	Series B, Rev., 5.000%, 06/15/19	8,097
1,000	New York City Municipal Water Finance Authority, Water & Sewer System, 2nd Generation, Series FF, Rev., 5.000%, 06/15/25	1,189
5,330	New York City Municipal Water Finance Authority, Water & Sewer System, 2nd Generation Resolution, Series BB, Rev., 5.000%, 06/15/19	6,121
1,450	New York State Environmental Facilities Corp., Series A, Rev., 5.000%, 06/15/14	1,604
1,015	New York State Environmental Facilities Corp., Municipal Water Revolving Fund, Series E, Rev., 5.000%, 06/15/14	1,128
2,000	New York State Environmental Facilities Corp., State Clean Water & Drinking, New York City Municipal Project, Revolving Funds, Series E, Rev., 5.375%, 06/15/15	2,030
4,175	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds, Pooled Financing, Series B, Rev., 5.500%, 10/15/25	5,639

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	49

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Water & Sewer — Continued
3,125	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds, Second Resolution, Series I, Rev., 5.000%, 06/15/14	3,324

		37,107

	Total New York	727,810

	Ohio — 0.1%
	Housing — 0.1%
920	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series A, Rev., AMT, GNMA COLL, 4.300%, 09/01/16	964

	Puerto Rico — 0.9%
	General Obligation — 0.2%
	Commonwealth of Puerto Rico, Public Improvement,
1,120	GO, AGM-CR, 5.500%, 07/01/12	1,138
210	Series A, GO, 5.500%, 07/01/18	240

		1,378

	Other Revenue — 0.7%
	Puerto Rico Highway & Transportation Authority,
1,050	Series Z, Rev., AGM, 6.250%, 07/01/16	1,235
55	Series Z, Rev., AGM, 6.250%, 07/01/16 (p)	68
1,920	Series AA, Rev., NATL-RE, 5.500%, 07/01/18 (p)	2,436
80	Puerto Rico Highway & Transportation Authority, Unrefunded Balance, Series AA, Rev., NATL-RE, 5.500%, 07/01/18	92
1,470	Puerto Rico Public Buildings Authority, Government Facilities, Commonwealth Guaranteed, Unrefunded Balance, Series C, Rev., 5.500%, 07/01/12	1,493

		5,324

	Utility — 0.0% (g)
475	Puerto Rico Electric Power Authority, Series KK, Rev., AGM, 5.250%, 07/01/13	502

	Total Puerto Rico	7,204

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — 0.6%
	General Obligation — 0.6%
1,750	Grand Prairie Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 02/15/17	1,653
3,000	Lewisville Independent School District, Capital Appreciation, School Building, GO, PSF-GTD, Zero Coupon, 08/15/15	2,914

	Total Texas	4,567

	Virgin Islands — 0.5%
	Other Revenue — 0.5%
3,660	Virgin Islands Public Finance Authority, Gross Receipts, Tax Loan Notes, Series A, Rev., 6.375%, 10/01/19	3,670

	Wisconsin — 0.5%
	Education — 0.2%
1,250	State of Wisconsin, Health & Education, Private Placement, Rev., 4.780%, 05/01/29 (f) (i)	1,297

	General Obligation — 0.3%
2,500	State of Wisconsin, Series 1, GO, NATL-RE, 5.000%, 05/01/16	2,844

	Total Wisconsin	4,141

	Total Municipal Bonds (Cost $693,293)	765,181

SHARES
Short-Term Investment — 2.7%
	Investment Company — 2.7%
21,836	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $21,836)	21,836

	Total Investments — 98.8% (Cost $715,129)	787,017
	Other Assets in Excess of Liabilities — 1.2%	9,796

	NET ASSETS — 100.0%	$796,813

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

J.P. Morgan Tax Free Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

ACA	— Insured by American Capital Access
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.*
AMT	— Alternative Minimum Tax
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
CIFG	— Insured by CDC IXIS Financial Guaranty
COLL	— Collateral
CONS	— Consolidated Bonds
COP	— Certificate of Participation
CR	— Custodial Receipts
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GAN	— Grant Anticipation Note
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
MBIA	— Insured by Municipal Bond Insurance Corp.
MTGS	— Mortgages
NATL	— Insured by National Public Finance Guarantee Corp.
PCR	— Pollution Control Revenue
PRIV	— Private
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RADIAN	— Insured by Radian Asset Assurance
RE	— Reinsured
Rev.	— Revenue

SCSDE	— South Carolina School District Enhancement
TAN	— Tax Anticipation Note
TCRS	— Transferable Custodial Receipts
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 29, 2012.
XLCA	— Insured by XL Capital Assurance

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	California Tax Free Bond Fund	$1,484	0.4%
	Intermediate Tax Free Bond Fund	17,293	0.3
	New York Tax Free Bond Fund	4,569	0.6

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of February 29, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities and unfunded commitments.

(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.
*	— Filed for bankruptcy on November 8, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2012

(Amounts in thousands, except per share amounts)

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$331,068		$4,832,782	$765,181
Investments in affiliates, at value	28,694		136,981	21,836

Total investment securities, at value	359,762		4,969,763	787,017
Receivables:
Investment securities sold	—		6,279	—
Fund shares sold	1,503		15,635	2,484
Interest from non-affiliates	3,331		50,780	9,251
Dividends from affiliates	—	(a)	2	—	(a)

Total Assets	364,596		5,042,459	798,752

LIABILITIES:
Payables:
Dividends	170		8,168	491
Investment securities purchased	6,389		18,512	—
Fund shares redeemed	805		5,341	824
Accrued liabilities:
Investment advisory fees	80		1,164	186
Administration fees	14		347	55
Shareholder servicing fees	23		660	116
Distribution fees	50		135	146
Custodian and accounting fees	9		56	12
Trustees’ and Chief Compliance Officer’s fees	1		—	2
Other	57		229	107

Total Liabilities	7,598		34,612	1,939

Net Assets	$356,998		$5,007,847	$796,813

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
NET ASSETS:
Paid in capital	$331,144	$4,592,259	$726,199
Accumulated undistributed (distributions in excess of) net investment income	(11)	27	(1)
Accumulated net realized gains (losses)	(760)	3,256	(1,273)
Net unrealized appreciation (depreciation)	26,625	412,305	71,888

Total Net Assets	$356,998	$5,007,847	$796,813

Net Assets:
Class A	$84,031	$289,561	$259,552
Class B	—	2,142	1,553
Class C	69,057	126,128	160,321
Institutional Class	29,325	972,352	43,753
Select Class	174,585	3,617,664	331,634

Total	$356,998	$5,007,847	$796,813

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,456	25,121	34,345
Class B	—	189	204
Class C	6,171	11,176	21,220
Institutional Class	2,648	85,624	5,766
Select Class	15,496	318,274	43,706

Net Asset Value: (a)
Class A — Redemption price per share	$11.27	$11.53	$7.56
Class B — Offering price per share (b)	—	11.34	7.59
Class C — Offering price per share (b)	11.19	11.29	7.56
Institutional Class — Offering and redemption price per share	11.07	11.36	7.59
Select Class — Offering and redemption price per share	11.27	11.37	7.59
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.71	$11.98	$7.85

Cost of investments in non-affiliates	$304,443	$4,420,477	$693,293
Cost of investments in affiliates	28,694	136,981	21,836

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2012

(Amounts in thousands)

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$11,170	$175,227	$29,403
Dividend income from affiliates	4	51	1
Other income	—	7	—

Total investment income	11,174	175,285	29,404

EXPENSES:
Investment advisory fees	924	14,779	2,292
Administration fees	272	4,347	674
Distribution fees:
Class A	170	755	604
Class B	—	23	14
Class C	412	906	1,058
Shareholder servicing fees:
Class A	170	755	604
Class B	—	8	5
Class C	137	302	353
Institutional Class	35	887	44
Select Class	376	9,034	840
Custodian and accounting fees	67	330	79
Interest expense to affiliates	—	—	1
Professional fees	49	88	57
Trustees’ and Chief Compliance Officer’s fees	3	41	4
Printing and mailing costs	16	115	44
Registration and filing fees	8	82	9
Transfer agent fees	85	502	182
Other	9	63	15

Total expenses	2,733	33,017	6,879

Less amounts waived	(742)	(3,510)	(482)

Net expenses	1,991	29,507	6,397

Net investment income (loss)	9,183	145,778	23,007

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(282)	13,726	1,264

Change in net unrealized appreciation (depreciation) of investments in non-affiliates	24,241	245,651	43,021

Net realized/unrealized gains (losses)	23,959	259,377	44,285

Change in net assets resulting from operations	$33,142	$405,155	$67,292

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,183	$9,143	$145,778	$159,033
Net realized gain (loss)	(282)	75	13,726	(5,751)
Change in net unrealized appreciation (depreciation)	24,241	(5,879)	245,651	(82,845)

Change in net assets resulting from operations	33,142	3,339	405,155	70,437

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,069)	(2,187)	(8,378)	(9,948)
From net realized gains	—	—	(324)	(52)
Class B
From net investment income	—	—	(67)	(177)
From net realized gains	—	—	(2)	(1)
Class C
From net investment income	(1,405)	(1,383)	(2,669)	(3,648)
From net realized gains	—	—	(130)	(25)
Institutional Class
From net investment income	(1,082)	(1,278)	(27,395)	(27,374)
From net realized gains	—	—	(950)	(134)
Select Class
From net investment income	(4,646)	(4,283)	(107,812)	(117,439)
From net realized gains	—	—	(3,741)	(596)

Total distributions to shareholders	(9,202)	(9,131)	(151,468)	(159,394)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	49,326	(877)	(506,445)	181,844

NET ASSETS:
Change in net assets	73,266	(6,669)	(252,758)	92,887
Beginning of period	283,732	290,401	5,260,605	5,167,718

End of period	$356,998	$283,732	$5,007,847	$5,260,605

Accumulated undistributed (distributions in excess of) net investment income	$(11)	$8	$27	$569

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Tax Free Bond Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,007	$28,784
Net realized gain (loss)	1,264	(1,616)
Change in net unrealized appreciation (depreciation)	43,021	(18,557)

Change in net assets resulting from operations	67,292	8,611

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,558)	(9,082)
Class B
From net investment income	(46)	(103)
Class C
From net investment income	(3,415)	(4,562)
Institutional Class
From net investment income	(1,454)	(1,582)
Select Class
From net investment income	(10,521)	(13,452)

Total distributions to shareholders	(22,994)	(28,781)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(36,687)	(149,724)

NET ASSETS:
Change in net assets	7,611	(169,894)
Beginning of period	789,202	959,096

End of period	$796,813	$789,202

Accumulated undistributed (distributions in excess of) net investment income	$(1)	$(14)

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,082	$27,917	$100,153	$109,121
Dividends and distributions reinvested	1,862	1,670	7,433	7,913
Cost of shares redeemed	(22,146)	(34,378)	(142,680)	(182,875)

Change in net assets from Class A capital transactions	$14,798	$(4,791)	$(35,094)	$(65,841)

Class B
Proceeds from shares issued	$—	$—	$113	$102
Dividends and distributions reinvested	—	—	55	123
Cost of shares redeemed	—	—	(3,005)	(6,845)

Change in net assets from Class B capital transactions	$—	$—	$(2,837)	$(6,620)

Class C
Proceeds from shares issued	$25,536	$25,205	$31,296	$57,051
Dividends and distributions reinvested	1,170	1,074	2,345	2,895
Cost of shares redeemed	(13,180)	(20,928)	(46,273)	(86,375)

Change in net assets from Class C capital transactions	$13,526	$5,351	$(12,632)	$(26,429)

Institutional Class
Proceeds from shares issued	$14,251	$10,187	$363,539	$248,384
Dividends and distributions reinvested	319	237	7,066	4,351
Cost of shares redeemed	(24,055)	(21,490)	(348,521)	(243,846)

Change in net assets from Institutional Class capital transactions	$(9,485)	$(11,066)	$22,084	$8,889

Select Class
Proceeds from shares issued	$81,048	$73,133	$1,190,739	$1,531,933
Dividends and distributions reinvested	2,090	456	16,101	6,670
Cost of shares redeemed	(52,651)	(63,960)	(1,684,806)	(1,266,758)

Change in net assets from Select Class capital transactions	$30,487	$9,629	$(477,966)	$271,845

Total change in net assets from capital transactions	$49,326	$(877)	$(506,445)	$181,844

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
SHARE TRANSACTIONS:
Class A
Issued	3,216	2,617	8,923	9,808
Reinvested	171	157	661	714
Redeemed	(2,057)	(3,264)	(12,679)	(16,550)

Change in Class A Shares	1,330	(490)	(3,095)	(6,028)

Class B
Issued	—	—	10	9
Reinvested	—	—	5	11
Redeemed	—	—	(274)	(626)

Change in Class B Shares	—	—	(259)	(606)

Class C
Issued	2,345	2,378	2,826	5,221
Reinvested	109	102	213	266
Redeemed	(1,232)	(2,003)	(4,233)	(8,003)

Change in Class C Shares	1,222	477	(1,194)	(2,516)

Institutional Class
Issued	1,338	974	32,355	22,668
Reinvested	30	23	637	399
Redeemed	(2,243)	(2,075)	(31,263)	(22,381)

Change in Institutional Class Shares	(875)	(1,078)	1,729	686

Select Class
Issued	7,462	6,889	107,066	139,972
Reinvested	190	43	1,442	610
Redeemed	(4,860)	(6,093)	(152,264)	(116,245)

Change in Select Class Shares	2,792	839	(43,756)	24,337

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

	New York Tax Free Bond Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$72,360	$88,859
Dividends and distributions reinvested	6,408	6,346
Cost of shares redeemed	(76,981)	(124,550)

Change in net assets from Class A capital transactions	$1,787	$(29,345)

Class B
Proceeds from shares issued	$131	$44
Dividends and distributions reinvested	39	78
Cost of shares redeemed	(1,384)	(3,622)

Change in net assets from Class B capital transactions	$(1,214)	$(3,500)

Class C
Proceeds from shares issued	$58,410	$70,294
Dividends and distributions reinvested	2,931	3,414
Cost of shares redeemed	(50,239)	(105,544)

Change in net assets from Class C capital transactions	$11,102	$(31,836)

Institutional Class
Proceeds from shares issued	$20,950	$6,085
Dividends and distributions reinvested	715	714
Cost of shares redeemed	(19,347)	(24,170)

Change in net assets from Institutional Class capital transactions	$2,318	$(17,371)

Select Class
Proceeds from shares issued	$78,924	$100,123
Dividends and distributions reinvested	3,481	1,991
Cost of shares redeemed	(133,085)	(169,786)

Change in net assets from Select Class capital transactions	$(50,680)	$(67,672)

Total change in net assets from capital transactions	$(36,687)	$(149,724)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Tax Free Bond Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011
SHARE TRANSACTIONS:
Class A
Issued	9,780	12,158
Reinvested	870	873
Redeemed	(10,501)	(17,255)

Change in Class A Shares	149	(4,224)

Class B
Issued	17	6
Reinvested	5	11
Redeemed	(189)	(495)

Change in Class B Shares	(167)	(478)

Class C
Issued	7,894	9,617
Reinvested	398	470
Redeemed	(6,873)	(14,629)

Change in Class C Shares	1,419	(4,542)

Institutional Class
Issued	2,825	838
Reinvested	97	98
Redeemed	(2,585)	(3,322)

Change in Institutional Class Shares	337	(2,386)

Select Class
Issued	10,657	13,730
Reinvested	469	273
Redeemed	(18,068)	(23,352)

Change in Select Class Shares	(6,942)	(9,349)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
California Tax Free Bond Fund
Class A
Year Ended February 29, 2012	$10.43	$0.33	(c)	$0.84	$1.17	$(0.33)
Year Ended February 28, 2011	10.58	0.32	(c)	(0.15)	0.17	(0.32)
Year Ended February 28, 2010	10.24	0.34	(c)	0.34	0.68	(0.34)
Year Ended February 28, 2009	10.07	0.38	(c)	0.17	0.55	(0.38)
Year Ended February 29, 2008	10.38	0.38	(c)	(0.32)	0.06	(0.37)

Class C
Year Ended February 29, 2012	10.36	0.27	(c)	0.84	1.11	(0.28)
Year Ended February 28, 2011	10.51	0.26	(c)	(0.14)	0.12	(0.27)
Year Ended February 28, 2010	10.18	0.28	(c)	0.34	0.62	(0.29)
Year Ended February 28, 2009	10.02	0.33	(c)	0.16	0.49	(0.33)
Year Ended February 29, 2008	10.34	0.33	(c)	(0.32)	0.01	(0.33)

Institutional Class
Year Ended February 29, 2012	10.25	0.34	(c)	0.82	1.16	(0.34)
Year Ended February 28, 2011	10.41	0.32	(c)	(0.15)	0.17	(0.33)
Year Ended February 28, 2010	10.08	0.35	(c)	0.33	0.68	(0.35)
Year Ended February 28, 2009	9.92	0.39	(c)	0.16	0.55	(0.39)
Year Ended February 29, 2008	10.22	0.38	(c)	(0.29)	0.09	(0.39)

Select Class
Year Ended February 29, 2012	10.43	0.34	(c)	0.83	1.17	(0.33)
Year Ended February 28, 2011	10.58	0.32	(c)	(0.15)	0.17	(0.32)
Year Ended February 28, 2010	10.24	0.35	(c)	0.33	0.68	(0.34)
Year Ended February 28, 2009	10.07	0.39	(c)	0.17	0.56	(0.39)
Year Ended February 29, 2008	10.38	0.38	(c)	(0.31)	0.07	(0.38)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.27	11.38%	$84,031	0.59%	3.04%	0.97%	7%
10.43	1.58	63,899	0.58	3.00	0.96	4
10.58	6.74	70,001	0.58	3.23	0.96	4
10.24	5.59	15,708	0.60	3.78	1.01	14
10.07	0.60	10,493	0.60	3.67	1.02	19

11.19	10.81	69,057	1.09	2.54	1.47	7
10.36	1.09	51,267	1.08	2.50	1.46	4
10.51	6.22	47,012	1.08	2.68	1.45	4
10.18	5.03	3,290	1.10	3.29	1.51	14
10.02	0.07	1,211	1.10	3.16	1.52	19

11.07	11.49	29,325	0.49	3.15	0.57	7
10.25	1.62	36,117	0.48	3.11	0.56	4
10.41	6.85	47,885	0.49	3.45	0.57	4
10.08	5.68	56,110	0.50	3.88	0.61	14
9.92	0.83	45,211	0.50	3.78	0.62	19

11.27	11.44	174,585	0.54	3.09	0.72	7
10.43	1.64	132,449	0.53	3.06	0.71	4
10.58	6.80	125,503	0.53	3.36	0.71	4
10.24	5.65	92,558	0.55	3.83	0.76	14
10.07	0.65	105,137	0.59	3.69	0.77	19

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intermediate Tax Free Bond Fund
Class A
Year Ended February 29, 2012	$10.95	$0.32	(c)	$0.58	$0.90	$(0.31)	$(0.01)	$(0.32)
Year Ended February 28, 2011	11.11	0.32	(c)	(0.17)	0.15	(0.31)	— (d)	(0.31)
Year Ended February 28, 2010	10.81	0.34	(c)	0.31	0.65	(0.34)	(0.01)	(0.35)
Year Ended February 28, 2009	10.54	0.36	(c)	0.27	0.63	(0.36)	—	(0.36)
Year Ended February 29, 2008	10.77	0.39	(c)	(0.24)	0.15	(0.38)	—	(0.38)

Class B
Year Ended February 29, 2012	10.77	0.24	(c)	0.58	0.82	(0.24)	(0.01)	(0.25)
Year Ended February 28, 2011	10.94	0.24	(c)	(0.17)	0.07	(0.24)	— (d)	(0.24)
Year Ended February 28, 2010	10.64	0.26	(c)	0.31	0.57	(0.26)	(0.01)	(0.27)
Year Ended February 28, 2009	10.38	0.29	(c)	0.26	0.55	(0.29)	—	(0.29)
Year Ended February 29, 2008	10.61	0.31	(c)	(0.23)	0.08	(0.31)	—	(0.31)

Class C
Year Ended February 29, 2012	10.73	0.24	(c)	0.57	0.81	(0.24)	(0.01)	(0.25)
Year Ended February 28, 2011	10.89	0.24	(c)	(0.16)	0.08	(0.24)	— (d)	(0.24)
Year Ended February 28, 2010	10.61	0.26	(c)	0.30	0.56	(0.27)	(0.01)	(0.28)
Year Ended February 28, 2009	10.36	0.29	(c)	0.25	0.54	(0.29)	—	(0.29)
Year Ended February 29, 2008	10.59	0.31	(c)	(0.22)	0.09	(0.32)	—	(0.32)

Institutional Class
Year Ended February 29, 2012	10.79	0.34	(c)	0.58	0.92	(0.34)	(0.01)	(0.35)
Year Ended February 28, 2011	10.95	0.34	(c)	(0.16)	0.18	(0.34)	— (d)	(0.34)
Year Ended February 28, 2010	10.66	0.36	(c)	0.30	0.66	(0.36)	(0.01)	(0.37)
Year Ended February 28, 2009	10.40	0.39	(c)	0.25	0.64	(0.38)	—	(0.38)
Year Ended February 29, 2008	10.63	0.41	(c)	(0.23)	0.18	(0.41)	—	(0.41)

Select Class
Year Ended February 29, 2012	10.80	0.33	(c)	0.58	0.91	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2011	10.96	0.33	(c)	(0.16)	0.17	(0.33)	— (d)	(0.33)
Year Ended February 28, 2010	10.67	0.35	(c)	0.30	0.65	(0.35)	(0.01)	(0.36)
Year Ended February 28, 2009	10.41	0.38	(c)	0.25	0.63	(0.37)	—	(0.37)
Year Ended February 29, 2008	10.64	0.40	(c)	(0.23)	0.17	(0.40)	—	(0.40)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.53	8.39%	$289,561	0.75%	2.82%	0.91%	14%
10.95	1.39	308,840	0.74	2.85	0.92	12
11.11	6.05	380,458	0.74	3.05	0.92	11
10.81	6.08	169,717	0.75	3.40	0.93	15
10.54	1.42	68,249	0.75	3.62	0.93	18

11.34	7.73	2,142	1.41	2.17	1.42	14
10.77	0.61	4,826	1.41	2.19	1.42	12
10.94	5.42	11,525	1.41	2.37	1.42	11
10.64	5.36	6,214	1.42	2.75	1.43	15
10.38	0.74	6,091	1.43	2.94	1.43	18

11.29	7.69	126,128	1.41	2.16	1.42	14
10.73	0.74	132,680	1.41	2.18	1.42	12
10.89	5.33	162,154	1.41	2.37	1.42	11
10.61	5.32	39,511	1.43	2.72	1.43	15
10.36	0.81	8,199	1.43	2.93	1.43	18

11.36	8.70	972,352	0.50	3.07	0.51	14
10.79	1.66	904,992	0.49	3.10	0.52	12
10.95	6.31	911,417	0.49	3.33	0.53	11
10.66	6.31	860,575	0.50	3.67	0.53	15
10.40	1.69	540,011	0.50	3.87	0.53	18

11.37	8.60	3,617,664	0.59	2.98	0.66	14
10.80	1.55	3,909,267	0.58	3.01	0.67	12
10.96	6.20	3,702,164	0.58	3.23	0.68	11
10.67	6.20	3,202,634	0.59	3.58	0.68	15
10.41	1.61	2,429,113	0.59	3.78	0.68	18

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
New York Tax Free Bond Fund
Class A
Year Ended February 29, 2012	$7.13	$0.23	(c)	$0.43	$0.66	$(0.23)
Year Ended February 28, 2011	7.29	0.23	(c)	(0.16)	0.07	(0.23)
Year Ended February 28, 2010	7.06	0.23	(c)	0.23	0.46	(0.23)
Year Ended February 28, 2009	6.90	0.25	(c)	0.16	0.41	(0.25)
Year Ended February 29, 2008	7.05	0.26	(c)	(0.15)	0.11	(0.26)

Class B
Year Ended February 29, 2012	7.16	0.18	(c)	0.43	0.61	(0.18)
Year Ended February 28, 2011	7.31	0.18	(c)	(0.14)	0.04	(0.19)
Year Ended February 28, 2010	7.09	0.18	(c)	0.22	0.40	(0.18)
Year Ended February 28, 2009	6.92	0.21	(c)	0.16	0.37	(0.20)
Year Ended February 29, 2008	7.06	0.21	(c)	(0.14)	0.07	(0.21)

Class C
Year Ended February 29, 2012	7.13	0.18	(c)	0.43	0.61	(0.18)
Year Ended February 28, 2011	7.28	0.18	(c)	(0.15)	0.03	(0.18)
Year Ended February 28, 2010	7.06	0.18	(c)	0.22	0.40	(0.18)
Year Ended February 28, 2009	6.90	0.20	(c)	0.17	0.37	(0.21)
Year Ended February 29, 2008	7.05	0.21	(c)	(0.14)	0.07	(0.22)

Institutional Class
Year Ended February 29, 2012	7.16	0.25	(c)	0.43	0.68	(0.25)
Year Ended February 28, 2011	7.31	0.25	(c)	(0.15)	0.10	(0.25)
Year Ended February 28, 2010	7.09	0.25	(c)	0.22	0.47	(0.25)
Year Ended February 28, 2009	6.92	0.27	(c)	0.17	0.44	(0.27)
Year Ended February 29, 2008	7.06	0.28	(c)	(0.14)	0.14	(0.28)

Select Class
Year Ended February 29, 2012	7.16	0.23	(c)	0.43	0.66	(0.23)
Year Ended February 28, 2011	7.31	0.24	(c)	(0.15)	0.09	(0.24)
Year Ended February 28, 2010	7.09	0.24	(c)	0.21	0.45	(0.23)
Year Ended February 28, 2009	6.92	0.26	(c)	0.17	0.43	(0.26)
Year Ended February 29, 2008	7.06	0.27	(c)	(0.14)	0.13	(0.27)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$7.56	9.41%	$259,552	0.75%		3.10%	0.94%	5%
7.13	1.00	243,933	0.75		3.19	0.94	6
7.29	6.63	279,898	0.74		3.20	0.94	6
7.06	6.10	154,737	0.75		3.65	0.95	10
6.90	1.62	100,067	0.76	(d)	3.72	0.95	17

7.59	8.56	1,553	1.44		2.43	1.44	5
7.16	0.46	2,655	1.43		2.50	1.43	6
7.31	5.71	6,210	1.43		2.55	1.44	6
7.09	5.48	7,938	1.45		2.95	1.45	10
6.92	1.01	8,889	1.45		3.02	1.45	17

7.56	8.63	160,321	1.44		2.41	1.44	5
7.13	0.42	141,174	1.43		2.50	1.44	6
7.28	5.78	177,204	1.42		2.50	1.43	6
7.06	5.47	56,567	1.45		2.93	1.45	10
6.90	0.94	7,609	1.46		3.01	1.46	17

7.59	9.59	43,753	0.50		3.35	0.54	5
7.16	1.40	38,866	0.50		3.43	0.54	6
7.31	6.70	57,134	0.49		3.48	0.54	6
7.09	6.52	67,351	0.50		3.90	0.55	10
6.92	2.00	60,281	0.50		3.98	0.55	17

7.59	9.40	331,634	0.69		3.17	0.69	5
7.16	1.22	362,574	0.68		3.25	0.69	6
7.31	6.49	438,650	0.68		3.29	0.69	6
7.09	6.31	420,069	0.70		3.70	0.70	10
6.92	1.78	447,877	0.70		3.77	0.70	17

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
California Tax Free Bond Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Intermediate Tax Free Bond Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
New York Tax Free Bond Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of the California Tax Free Bond Fund is to seek to provide high after-tax total return for California residents consistent with moderate risk of capital.

The investment objective of the Intermediate Tax Free Bond Fund is to seek to provide monthly dividends, which are excluded from gross income, and to protect the value of investments by investing primarily in municipal obligations.

The investment objective of the New York Tax Free Bond Fund is to seek to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes.

Effective November 1, 2009, Class B Shares of Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition

68	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

JPMorgan California Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
California
Certificate of Participation/Lease	$—	$32,265	$—	$32,265
Education	—	8,574	—	8,574
General Obligation	—	116,395	1,484	117,879
Hospital	—	9,148	—	9,148
Housing	—	2,040	—	2,040
Other Revenue	—	52,462	—	52,462
Prerefunded	—	10,450	—	10,450
Special Tax	—	11,226	—	11,226
Transportation	—	20,277	—	20,277
Utility	—	23,378	—	23,378
Water & Sewer	—	31,364	—	31,364

Total California	—	317,579	1,484	319,063

Illinois
Transportation	—	2,191	—	2,191

Kentucky
Certificate of Participation/Lease	—	1,223	—	1,223

Massachusetts
General Obligation	—	1,887	—	1,887

New York
Other Revenue	—	1,852	—	1,852

Ohio
Housing	—	837	—	837

Pennsylvania
Hospital	—	1,190	—	1,190

Puerto Rico
Other Revenue	—	1,070	—	1,070

South Carolina
General Obligation	—	587	—	587

Texas
Transportation	—	1,168	—	1,168

Total	—	329,584	1,484	331,068

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

JPMorgan California Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$28,694	$—	$—	$28,694

Total Investments in Securities	$28,694	$329,584	$1,484	$359,762

JPMorgan Intermediate Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Education	$—	$11,972	$—	$11,972
General Obligation	—	4,507	—	4,507
Prerefunded	—	7,093	—	7,093

Total Alabama	—	23,572	—	23,572

Alaska
Certificate of Participation/Lease	—	14,778	—	14,778
Other Revenue	—	10,051	—	10,051
Utility	—	3,481	—	3,481

Total Alaska	—	28,310	—	28,310

Arizona
Certificate of Participation/Lease	—	26,356	—	26,356
General Obligation	—	7,288	—	7,288
Hospital	—	32,653	—	32,653
Other Revenue	—	5,348	—	5,348
Prerefunded	—	22,607	—	22,607
Special Tax	—	21,997	—	21,997
Transportation	—	11,269	—	11,269
Utility	—	2,961	—	2,961
Water & Sewer	—	1,169	—	1,169

Total Arizona	—	131,648	—	131,648

California
Certificate of Participation/Lease	—	38,357	—	38,357
Education	—	37,234	—	37,234
General Obligation	—	289,206	—	289,206
Hospital	—	15,853	—	15,853
Other Revenue	—	25,244	—	25,244
Prerefunded	—	86,861	—	86,861
Transportation	—	10,776	—	10,776
Utility	—	18,200	—	18,200
Water & Sewer	—	42,479	—	42,479

Total California	—	564,210	—	564,210

Colorado
Certificate of Participation/Lease	—	5,634	—	5,634
Education	—	5,492	—	5,492
General Obligation	—	81,386	—	81,386
Hospital	—	4,503	—	4,503
Housing	—	5	—	5
Other Revenue	—	5,445	—	5,445
Prerefunded	—	76,942	—	76,942
Transportation	—	20,274	—	20,274

Total Colorado	—	199,681	—	199,681

70	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

JPMorgan Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Connecticut
General Obligation	$—	$26,946	$—	$26,946
Housing	—	6,496	—	6,496
Other Revenue	—	2,470	—	2,470
Prerefunded	—	7,549	—	7,549
Special Tax	—	2,320	—	2,320
Transportation	—	489	—	489

Total Connecticut	—	46,270	—	46,270

Delaware
Education	—	2,963	—	2,963
General Obligation	—	16,271	—	16,271

Total Delaware	—	19,234	—	19,234

District of Columbia
Certificate of Participation/Lease	—	7,130	—	7,130
Other Revenue	—	8,799	—	8,799

Total District of Columbia	—	15,929	—	15,929

Florida
Certificate of Participation/Lease	—	16,238	—	16,238
Education	—	10,863	—	10,863
General Obligation	—	114,188	—	114,188
Housing	—	10,746	—	10,746
Industrial Development Revenue/Pollution Control Revenue	—	8,288	—	8,288
Other Revenue	—	38,465	—	38,465
Special Tax	—	11,077	—	11,077
Transportation	—	8,008	—	8,008
Water & Sewer	—	14,959	—	14,959

Total Florida	—	232,832	—	232,832

Georgia
Certificate of Participation/Lease	—	2,963	—	2,963
General Obligation	—	70,349	—	70,349
Other Revenue	—	31,584	—	31,584
Prerefunded	—	1,427	—	1,427
Special Tax	—	11,347	—	11,347
Utility	—	1,624	—	1,624
Water & Sewer	—	39,192	—	39,192

Total Georgia	—	158,486	—	158,486

Hawaii
General Obligation	—	24,598	—	24,598
Transportation	—	18,280	—	18,280

Total Hawaii	—	42,878	—	42,878

Idaho
Hospital	—	14,487	—	14,487

Illinois
Education	—	11,252	—	11,252
General Obligation	—	83,823	—	83,823
Hospital	—	8,305	—	8,305
Other Revenue	—	41,068	—	41,068
Prerefunded	—	19,418	—	19,418
Special Tax	—	934	—	934
Transportation	—	37,701	—	37,701

Total Illinois	—	202,501	—	202,501

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

JPMorgan Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Indiana
Certificate of Participation/Lease	$—	$8,023	$—	$8,023
Education	—	5,326	—	5,326
Other Revenue	—	41,266	—	41,266
Prerefunded	—	4,165	—	4,165
Transportation	—	4,726	—	4,726

Total Indiana	—	63,506	—	63,506

Iowa
General Obligation	—	8,757	—	8,757
Housing	—	1,279	—	1,279
Other Revenue	—	22,685	—	22,685
Prerefunded	—	1,033	—	1,033

Total Iowa	—	33,754	—	33,754

Kansas
General Obligation	—	11,397	—	11,397
Industrial Development Revenue/Pollution Control Revenue	—	5,500	—	5,500
Other Revenue	—	39,484	—	39,484
Prerefunded	—	62,590	—	62,590

Total Kansas	—	118,971	—	118,971

Kentucky
Certificate of Participation/Lease	—	13,314	—	13,314
Education	—	5,836	—	5,836
General Obligation	—	1,124	—	1,124
Hospital	—	1,153	—	1,153
Housing	—	346	—	346
Other Revenue	—	14,562	—	14,562
Prerefunded	—	8,646	—	8,646
Transportation	—	3,296	—	3,296
Utility	—	3,278	—	3,278
Water & Sewer	—	23,479	—	23,479

Total Kentucky	—	75,034	—	75,034

Louisiana
General Obligation	—	8,884	1,369	10,253
Hospital	—	2,638	—	2,638
Housing	—	2,497	—	2,497
Other Revenue	—	13,914	—	13,914
Prerefunded	—	48,222	—	48,222
Special Tax	—	33,026	—	33,026
Transportation	—	2,438	—	2,438
Utility	—	1,568	—	1,568

Total Louisiana	—	113,187	1,369	114,556

Maryland
Certificate of Participation/Lease	—	—	3,634	3,634
Education	—	5,968	—	5,968
General Obligation	—	61,490	—	61,490
Prerefunded	—	8,540	—	8,540
Transportation	—	22,333	—	22,333

Total Maryland	—	98,331	3,634	101,965

72	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

JPMorgan Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Massachusetts
Certificate of Participation/Lease	$—	$20,335	$—	$20,335
Education	—	7,175	—	7,175
General Obligation	—	38,104	—	38,104
Housing	—	4,210	—	4,210
Other Revenue	—	4,053	—	4,053
Prerefunded	—	54,431	—	54,431
Special Tax	—	4,990	—	4,990
Transportation	—	5,973	—	5,973
Water & Sewer	—	9,169	—	9,169

Total Massachusetts	—	148,440	—	148,440

Michigan
Education	—	4,774	—	4,774
General Obligation	—	23,489	—	23,489
Housing	—	84	—	84
Other Revenue	—	10,871	—	10,871
Prerefunded	—	3,365	—	3,365
Special Tax	—	11,622	—	11,622
Utility	—	1,710	—	1,710
Water & Sewer	—	26,830	—	26,830

Total Michigan	—	82,745	—	82,745

Minnesota
General Obligation	—	55,934	—	55,934
Prerefunded	—	9,294	—	9,294
Utility	—	4,993	—	4,993

Total Minnesota	—	70,221	—	70,221

Mississippi
General Obligation	—	2,084	—	2,084
Other Revenue	—	3,027	—	3,027
Prerefunded	—	43,539	—	43,539

Total Mississippi	—	48,650	—	48,650

Missouri
General Obligation	—	4,680	—	4,680
Housing	—	4,753	—	4,753
Other Revenue	—	47,794	—	47,794
Prerefunded	—	9,313	—	9,313
Transportation	—	22,359	—	22,359
Water & Sewer	—	10,023	—	10,023

Total Missouri	—	98,922	—	98,922

Montana
Transportation	—	3,598	—	3,598

Nebraska
General Obligation	—	4,738	—	4,738
Utility	—	2,866	—	2,866

Total Nebraska	—	7,604	—	7,604

Nevada
Prerefunded	—	2,982	—	2,982
Water & Sewer	—	5,437	—	5,437

Total Nevada	—	8,419	—	8,419

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

JPMorgan Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New Hampshire
Transportation	$—	$3,044	$—	$3,044

New Jersey
Certificate of Participation/Lease	—	17,254	—	17,254
Education	—	31,865	—	31,865
General Obligation	—	2,350	—	2,350
Industrial Development Revenue/Pollution Control Revenue	—	4,260	—	4,260
Other Revenue	—	56,808	—	56,808
Prerefunded	—	35,946	—	35,946
Special Tax	—	11,252	—	11,252
Transportation	—	13,539	—	13,539
Water & Sewer	—	6,770	—	6,770

Total New Jersey	—	180,044	—	180,044

New Mexico
Education	—	12,952	—	12,952
Housing	—	7,797	—	7,797
Industrial Development Revenue/Pollution Control Revenue	—	1,309	—	1,309
Other Revenue	—	22,877	—	22,877
Special Tax	—	26,618	—	26,618
Transportation	—	6,682	—	6,682

Total New Mexico	—	78,235	—	78,235

New York
Certificate of Participation/Lease	—	21,770	—	21,770
Education	—	45,381	—	45,381
General Obligation	—	34,817	—	34,817
Hospital	—	5,083	—	5,083
Housing	—	4,248	—	4,248
Other Revenue	—	273,731	—	273,731
Prerefunded	—	35,086	—	35,086
Special Tax	—	109,682	—	109,682
Transportation	—	49,179	—	49,179
Utility	—	18,832	—	18,832
Water & Sewer	—	5,287	—	5,287

Total New York	—	603,096	—	603,096

North Carolina
Certificate of Participation/Lease	—	2,378	—	2,378
General Obligation	—	97,785	—	97,785
Hospital	—	2,551	—	2,551
Industrial Development Revenue/Pollution Control Revenue	—	6,402	—	6,402
Other Revenue	—	19,042	—	19,042
Utility	—	22,141	—	22,141

Total North Carolina	—	150,299	—	150,299

Ohio
Certificate of Participation/Lease	—	5,022	—	5,022
Education	—	1,586	—	1,586
General Obligation	—	55,043	—	55,043
Housing	—	2,481	—	2,481
Industrial Development Revenue/Pollution Control Revenue	—	3,254	—	3,254
Other Revenue	—	20,617	—	20,617
Transportation	—	12,571	—	12,571

Total Ohio	—	100,574	—	100,574

74	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

JPMorgan Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Oklahoma
Education	$—	$17,544	$—	$17,544
Housing	—	622	—	622
Other Revenue	—	10,893	—	10,893
Utility	—	1,734	—	1,734

Total Oklahoma	—	30,793	—	30,793

Oregon
Certificate of Participation/Lease	—	10,135	—	10,135
Prerefunded	—	3,113	—	3,113
Water & Sewer	—	2,903	—	2,903

Total Oregon	—	16,151	—	16,151

Pennsylvania
Education	—	10,094	—	10,094
General Obligation	—	56,915	—	56,915
Hospital	—	15,163	—	15,163

Total Pennsylvania	—	82,172	—	82,172

Puerto Rico
Other Revenue	—	3,160	—	3,160
Prerefunded	—	16,335	—	16,335
Special Tax	—	1,680	—	1,680

Total Puerto Rico	—	21,175	—	21,175

South Carolina
Education	—	16,591	—	16,591
General Obligation	—	41,955	—	41,955
Other Revenue	—	11,859	—	11,859
Prerefunded	—	6,997	—	6,997
Utility	—	10,645	—	10,645
Water & Sewer	—	5,189	—	5,189

Total South Carolina	—	93,236	—	93,236

South Dakota
Prerefunded	—	751	—	751

Tennessee
General Obligation	—	18,792	—	18,792
Utility	—	15,866	—	15,866

Total Tennessee	—	34,658	—	34,658

Texas
Certificate of Participation/Lease	—	3,303	—	3,303
Education	—	38,637	—	38,637
General Obligation	—	184,444	—	184,444
Hospital	—	20,679	—	20,679
Other Revenue	—	44,460	—	44,460
Prerefunded	—	41,984	—	41,984
Special Tax	—	11,782	—	11,782
Transportation	—	41,398	—	41,398
Utility	—	5,879	—	5,879
Water & Sewer	—	21,656	—	21,656

Total Texas	—	414,222	—	414,222

Utah
General Obligation	—	6,206	—	6,206
Other Revenue	—	12,526	—	12,526
Prerefunded	—	2,427	—	2,427
Water & Sewer	—	10,796	—	10,796

Total Utah	—	31,955	—	31,955

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

JPMorgan Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Virginia
Education	$—	$8,027	$—	$8,027
General Obligation	—	37,138	—	37,138
Industrial Development Revenue/Pollution Control Revenue	—	2,304	—	2,304
Other Revenue	—	15,722	—	15,722
Transportation	—	12,606	—	12,606
Water & Sewer	—	13,630	—	13,630

Total Virginia	—	89,427	—	89,427

Washington
General Obligation	—	65,654	—	65,654
Hospital	—	3,875	—	3,875
Other Revenue	—	21,679	—	21,679
Water & Sewer	—	1,480	—	1,480

Total Washington	—	92,688	—	92,688

West Virginia
Certificate of Participation/Lease	—	3,135	—	3,135
Education	—	6,082	—	6,082
General Obligation	—	7,024	—	7,024
Hospital	—	1,613	—	1,613
Other Revenue	—	5,875	—	5,875
Prerefunded	—	17,132	—	17,132
Transportation	—	2,880	—	2,880
Utility	—	734	—	734
Water & Sewer	—	7,167	1,533	8,700

Total West Virginia	—	51,642	1,533	53,175

Wisconsin
General Obligation	—	89,907	—	89,907
Hospital	—	—	10,757	10,757

Total Wisconsin	—	89,907	10,757	100,664

Total	—	4,815,489	17,293	4,832,782

Short-Term Investment Investment Company	136,981	—	—	136,981

Total Investments in Securities	$136,981	$4,815,489	$17,293	$4,969,763

JPMorgan New York Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
District of Columbia
Certificate of Participation/Lease	$—	$1,694	$—	$1,694

Florida
Water & Sewer	—	—	1,048	1,048

Hawaii
Water & Sewer	—	900	—	900

Louisiana
General Obligation	—	1,775	—	1,775

Massachusetts
Prerefunded	—	5,556	—	5,556

76	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

JPMorgan New York Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New Jersey
Other Revenue	$—	$5,852	$—	$5,852

New York
Certificate of Participation/Lease	—	54,488	—	54,488
Education	—	45,838	2,224	48,062
General Obligation	—	166,419	—	166,419
Hospital	—	17,069	—	17,069
Housing	—	5,389	—	5,389
Industrial Development Revenue/Pollution Control Revenue	—	24,420	—	24,420
Other Revenue	—	78,127	—	78,127
Prerefunded	—	25,720	—	25,720
Special Tax	—	103,558	—	103,558
Transportation	—	149,191	—	149,191
Utility	—	18,260	—	18,260
Water & Sewer	—	37,107	—	37,107

Total New York	—	725,586	2,224	727,810

Ohio
Housing	—	964	—	964

Puerto Rico
General Obligation	—	1,378	—	1,378
Other Revenue	—	5,324	—	5,324
Utility	—	502	—	502

Total Puerto Rico	—	7,204	—	7,204

Texas
General Obligation	—	4,567	—	4,567

Virgin Islands
Other Revenue	—	3,670	—	3,670

Wisconsin
Education	—	—	1,297	1,297
General Obligation	—	2,844	—	2,844

Total Wisconsin	—	2,844	1,297	4,141

Total	—	760,612	4,569	765,181

Short-Term Investment Investment Company	21,836	—	—	21,836

Total Investments in Securities	$21,836	$760,612	$4,569	$787,017

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

California Tax Free Bond Fund	Balance as of 02/28/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/29/2012
Investments in Securities
California — General Obligation	$1,926	$—	$2	$(1)	$—	$(443)	$—	$—	$1,484
California — Special Tax	3,391	(69)	327	1	—	(2,242)	—	(1,408)	—

	$5,317	$(69)	$329	$—	$—	$(2,685)	$—	$(1,408)	$1,484

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

Intermediate Tax Free Bond Fund	Balance as of 02/28/11	Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/29/2012
Investments in Securities
Florida — Water & Sewer	$1,064	$45		$(24)	$(5)	$—	$(1,080)	$—	$—	$—
Louisiana — General Obligation	1,284	5		119	70	—	(109)	—	—	1,369
Maryland — Certificate of Participation/Lease	4,462	—		22	(21)	—	(829)	—	—	3,634
West Virginia — Water & Sewer	1,476	—		68	(11)	—	—	—	—	1,533
Wisconsin — Hospital	11,697	—		310	— (a)	—	(1,250)	—	—	10,757

	$19,983	$50		$495	$33	$—	$(3,268)	$—	$—	$17,293

New York Tax Free Bond Fund	Balance as of 02/28/11	Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/29/2012
Investments in Securities
Florida — Water & Sewer	$1,048	$—	(a)	$16	$(11)	$—	$(5)	$—	$—	$1,048
New York — Education	2,238	—		(1)	(13)	—	—	—	—	2,224
Wisconsin — Education	1,254	—		43	— (a)	—	—	—	—	1,297

	$4,540	$—	(a)	$58	$(24)	$—	$(5)	$—	$—	$4,569

[1]	Purchases include all purchases of securities, and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the year ended February 29, 2012.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or increase in market activity (e.g., frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 29, 2012, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

California Tax Free Bond Fund	$2
Intermediate Tax Free Bond Fund	519
New York Tax Free Bond Fund	58

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of February 29, 2012 (amounts in thousands):

	Value	Percentage
California Tax Free Bond Fund	$1,484	0.4%
Intermediate Tax Free Bond Fund	17,293	0.3
New York Tax Free Bond Fund	4,569	0.6

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

78	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments. As of February 29, 2012, California Tax Free Bond Fund and Intermediate Tax Free Bond Fund had when-issued securities on their SOIs.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
California Tax Free Bond Fund	$2		$—	$(2)
Intermediate Tax Free Bond Fund	—	(a)	1	(1)
New York Tax Free Bond Fund	—	(a)	—	— (a)

The reclassifications for the Funds relate primarily to prior year undistributed gain (loss) true-up and prior year undistributed income true-up (Intermediate Tax Free Bond Fund).

(a)	Amount rounds to less than $1,000.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.30% of each Fund’s respective average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 29, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
California Tax Free Bond Fund	0.25%	n/a	0.75%
Intermediate Tax Free Bond Fund	0.25	0.75%	0.75
New York Tax Free Bond Fund	0.25	0.75	0.75

The Distributor waived Distribution Fees as outlined in Note 3.F.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 29, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
California Tax Free Bond Fund	$54	$1
Intermediate Tax Free Bond Fund	69	14
New York Tax Free Bond Fund	116	8

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
California Tax Free Bond Fund	0.25%	n/a	0.25%	0.10%	0.25%
Intermediate Tax Free Bond Fund	0.25	0.25%	0.25	0.10	0.25
New York Tax Free Bond Fund	0.25	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
California Tax Free Bond Fund	0.60%	n/a	1.10%	0.50%	0.55%
Intermediate Tax Free Bond Fund	0.75	1.43%	1.43	0.50	0.59
New York Tax Free Bond Fund	0.75	1.50	1.50	0.50	0.72

Prior to July 1, 2011, the contractual expense limitation for New York Tax Free Bond Fund was 1.55% for Class B and Class C Shares.

The contractual expense limitation agreements were in effect for the year ended February 29, 2012.

The expense limitation percentages in the table above are in place until at least June 30, 2012.

For the year ended February 29, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total
California Tax Free Bond Fund	$116	$85	$458	$61	$720
Intermediate Tax Free Bond Fund	—	—	3,246	—	3,246
New York Tax Free Bond Fund	—	—	474	—	474

80	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investments in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in the money market funds for the year ended February 29, 2012 were as follows (amounts in thousands):

California Tax Free Bond Fund	$22
Intermediate Tax Free Bond Fund	264
New York Tax Free Bond Fund	8

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 29, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended February 29, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended February 29, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
California Tax Free Bond Fund	$53.280	$20,759
Intermediate Tax Free Bond Fund	670,126	1,196,902
New York Tax Free Bond Fund	33,864	85,229

During the year ended February 29, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 29, 2012, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$333,137	$26,674	$49	$26,625
Intermediate Tax Free Bond Fund	4,556,917	414,678	1,832	412,846
New York Tax Free Bond Fund	715,065	71,958	6	71,952

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to common trust fund amortization/accretion (for Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund).

The tax character of distributions paid during the fiscal year ended February 29, 2012 was as follows (amounts in thousands):

	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
California Tax Free Bond Fund	$69	$9,133	$—	$9,202
Intermediate Tax Free Bond Fund	744	145,577	5,147	151,468
New York Tax Free Bond Fund	—	22,994	—	22,994

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

The tax character of distributions paid during the fiscal year ended February 28, 2011 was as follows (amounts in thousands):

	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
California Tax Free Bond Fund	$90	$9,041	$—	$9,131
Intermediate Tax Free Bond Fund	622	158,369	403	159,394
New York Tax Free Bond Fund	28	28,753	—	28,781

At February 29, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Tax Exempt Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$165	$(746)	$26,625
Intermediate Tax Free Bond Fund	8,132	2,879	412,846
New York Tax Free Bond Fund	518	(1,314)	71,952

For the Funds, the cumulative timing differences primarily consist of distributions payable, post-October loss deferrals (for California Tax Free Bond Fund and New York Tax Free Bond Fund) and common trust fund amortization/accretion (for Intermediate Tax Free Bond Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 29, 2012, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
California Tax Free Bond Fund	$129	$139
New York Tax Free Bond Fund	292	—

As of February 29, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	2019	Total
California Tax Free Bond Fund	$303	$95	$51	$29	$—	$478
New York Tax Free Bond Fund	519	479	—	—	24	1,022

During the year ended February 29, 2012, Intermediate Tax Free Bond Fund utilized capital loss carryforwards of approximately $3,313,000.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 29, 2012, the Funds deferred to March 1, 2012 post-October capital losses of (amounts in thousands):

	Short-Term	Long-Term
California Tax Free Bond Fund	$—	$13
New York Tax Free Bond Fund	—	23

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

82	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2012. Average borrowings from the Facility for the year ended February 29, 2012, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
New York Tax Free Bond Fund	$7,686	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for all Funds.

In addition, California Tax Free Bond Fund and New York Tax Free Bond Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Tax Free Bond Fund and New York Tax Free Bond Fund primarily invest in issuers in the States of California and New York, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan California Tax Free Bond Fund, JPMorgan Intermediate Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan California Tax Free Bond Fund, JPMorgan Intermediate Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund (hereafter referred to as the “Funds”) at February 29, 2012, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 27, 2012

84	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	85

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

86	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2011, and continued to hold your shares at the end of the reporting period, February 29, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
California Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,050.80	$3.01	0.59%
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class C
Actual	1,000.00	1,108.10	5.71	1.09
Hypothetical	1,000.00	1,019.44	5.47	1.09
Institutional Class
Actual	1,000.00	1,051.10	2.50	0.49
Hypothetical	1,000.00	1,022.43	2.46	0.49
Select Class
Actual	1,000.00	1,052.00	2.76	0.54
Hypothetical	1,000.00	1,022.18	2.72	0.54

Intermediate Tax Free Bond Fund
Class A
Actual	1,000.00	1,036.20	3.80	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class B
Actual	1,000.00	1,032.40	7.13	1.41
Hypothetical	1,000.00	1,017.85	7.07	1.41
Class C
Actual	1,000.00	1,032.90	7.13	1.41
Hypothetical	1,000.00	1,017.85	7.07	1.41
Institutional Class
Actual	1,000.00	1,038.10	2.53	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Select Class
Actual	1,000.00	1,037.70	2.99	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59

88	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

	Beginning Account Value, September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
New York Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,038.50	$3.80	0.75%
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class B
Actual	1,000.00	1,034.60	7.23	1.43
Hypothetical	1,000.00	1,017.75	7.17	1.43
Class C
Actual	1,000.00	1,034.90	7.24	1.43
Hypothetical	1,000.00	1,017.75	7.17	1.43
Institutional Class
Actual	1,000.00	1,039.40	2.54	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Select Class
Actual	1,000.00	1,038.60	3.45	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FEBRUARY 29, 2012	J.P. MORGAN TAX FREE FUNDS	89

Tax Letter

(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 29, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Long Term Capital Gain Designation — 15%

The Intermediate Tax Free Bond Fund hereby designates approximately $5,147,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 29, 2012.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 29, 2012:

Exempt Distributions Paid
California Tax Free Bond Fund	99.25%
Intermediate Tax Free Bond Fund	99.63
New York Tax Free Bond Fund	100.00

90	J.P. MORGAN TAX FREE FUNDS	FEBRUARY 29, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. February 2012.	AN-TF-212

Annual Report

J.P. Morgan Income Funds

February 29, 2012

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Limited Duration Bond Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short Term Bond Fund II

JPMorgan Treasury & Agency Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

March 14, 2012 (Unaudited)

Dear Shareholder:

“Risk on, risk off” was the mantra for 2011. Assets perceived as risky moved en masse as investors adjusted their portfolios in response to unexpected sources of distress and updates on known problems — the European debt crisis, political strife in the Middle East, the earthquake and subsequent tsunami in Japan and the credit rating of debt issued by the United States.

“Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.”

So far in 2012, improving U.S. economic data and aggressive measures taken by the European Central Bank to curb the region’s debt crisis have sustained investors’ appetite for risk. Since January 1, 2012, equities have rallied strongly and outperformed fixed income securities.

U.S. stocks outperform

While the “risk on, risk off” market environment caused elevated correlations within individual asset classes, stock returns across market capitalizations, countries and investment styles varied during the twelve months ended February 29, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.1% versus the -6.8% and 1.8% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (gross of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (gross of foreign withholding taxes), respectively. Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Yields for U.S. Treasuries remain near historical lows

Despite historically low yields and a credit downgrade, investors continued to invest in U.S. Treasury securities. The yield for 10-year U.S. Treasury securities ended February 2012 below 2% and reached its lowest level since 1950 in September 2011. The yield on the 2-year U.S. Treasury note began the reporting period at 0.7% and dropped to 0.3% at the end of

February 2012. Meanwhile, the yield on the 30-year U.S. Treasury bond declined from 4.5% to 3.1% as of the end of the twelve months ended February 29, 2012.

Interest rates have increased in March 2012 but yields remain at historically low levels. Nonetheless, many investors have renewed their focus on the longer-term impact of rising interest rates on their fixed income investments. In addition, many investors view the unprecedented quantitative easing by the U.S. Federal Reserve as kindling for inflation if the U.S. economic recovery continues to take hold.

Maintain a diversified portfolio

Several indicators suggest that a U.S. economic recovery is gaining traction — the labor market has shown signs of healing, while recent retail and auto sales have been strong. Meanwhile, soaring year-to-date returns for emerging markets stocks reflect investors’ optimism surrounding the prospects for growth in these countries. Of course, risks remain. Many investors worry that the pace of China’s robust economic growth could decelerate, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. In addition, political turmoil in the Middle East persists, while Europe faces pockets of recession in the midst of its ongoing debt crisis.

Indeed, despite the recent rally in stock markets uncertainty in the current environment is widespread, making diversification even more critical to long-term investment success. Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	1

J.P. Morgan Income Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Despite the tragic earthquake and subsequent tsunami in Japan, investors’ appetite for risk was supported early in the reporting period by strong corporate earnings. However, investors’ uncertainty surrounding global economic growth and political turmoil in the Middle East began to weigh on capital markets in May 2011. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Despite the credit downgrade, investors still sought safety in U.S. Treasury securities, helping trigger a sharp decline in interest rates for 2-, 5-, 10-, 15- and 30-year U.S. Treasury securities. Risk aversion lasted until October 2011, when U.S. economic data showed signs of improving and the European Central Bank implemented aggressive measures in an attempt to curb the region’s debt crisis.

Among fixed income securities, U.S. Treasuries performed strongly, buoyed by the sharp decline in interest rates. Although high yield bonds (also known as “junk bonds”) were susceptible to periods of market volatility, the asset class finished the reporting period with a positive absolute return. Investment grade U.S. corporate debt and mortgage-backed securities also performed well during the reporting period. Emerging markets debt securities were supported by a beneficial technical environment, as the asset class experienced strong inflows due, in part, to investors’ search for yield in a low interest rate environment.

2	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

JPMorgan Core Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.09%
Barclays Capital U.S. Aggregate Index	8.37%

Net Assets as of 2/29/2012 (In Thousands)	$24,588,549
Duration as of 2/29/2012	4.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the twelve months ended February 29, 2012, the Fund’s relative underperformance versus the Barclays Capital U.S. Aggregate Index (the “Benchmark”) was caused, in part, by its duration. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease, respectively, in price as interest rates go down or up, respectively, versus bonds with shorter duration. The Fund’s duration was slightly shorter than the Benchmark, which detracted from its relative performance as interest rates declined during the reporting period.

The Fund’s positioning on the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) contributed to relative performance. The Fund was overweight the intermediate part of the yield curve (5-10 years), which performed well during the reporting period.

Among mortgage-backed securities, the Fund’s investments in agency collateralized mortgage obligations (“CMOs”) outperformed comparable duration mortgage pass-through securities held in the Benchmark. In addition, the Fund’s investments in non-agency principal only CMOs and inverse interest only CMOs contributed to relative performance. The Fund’s allocation to non-agency floating rate CMOs detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. As of the end of the reporting period, the Fund was underweight U.S. Treasuries and overweight mortgage-backed securities. The Fund was overweight the intermediate part of the yield curve (5-10 years) and underweight the front (1-5 years) and long (20-30 years) segments of the yield curve.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	32.1%
U.S. Treasury Obligations	23.4
Corporate Bonds	16.1
Mortgage Pass-Through Securities	14.0
Asset-Backed Securities	4.4
Commercial Mortgage-Backed Securities	2.2
U.S. Government Agency Securities	1.7
Others (each less than 1.0%)	0.7
Short-Term Investment	5.4

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	3

JPMorgan Core Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		7.89%	6.77%	5.69%
With Sales Charge*		3.81	5.95	5.29
CLASS B SHARES	8/26/96
Without CDSC		7.17	6.07	5.15
With CDSC**		2.17	5.75	5.15
CLASS C SHARES	3/22/99
Without CDSC		7.15	6.05	5.00
With CDSC***		6.15	6.05	5.00
CLASS R2 SHARES	11/3/08	7.54	6.48	5.43
CLASS R5 SHARES	5/15/06	8.21	7.07	5.95
CLASS R6 SHARES	2/22/05	8.16	7.12	6.02
SELECT CLASS SHARES	6/1/91	8.09	6.93	5.88

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/02 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2, Class R5 and Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Class R2, Class R5, Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate U.S. Government Funds Index from February 28, 2002 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S.

Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Intermediate U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.28%
Barclays Capital U.S. Aggregate Index	8.37%

Net Assets as of 2/29/2012 (In Thousands)	$2,272,627
Duration as of 2/29/2012	4.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Plus Bond Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the twelve months ended February 29, 2012, the Fund invested a percentage of its assets in high yield bonds including distressed debt securities (also known as “junk bonds”), which are not held in the Barclays Capital U.S. Aggregate Index (the “Benchmark”). While high yield bonds and distressed debt securities posted a positive absolute return during the reporting period, they underperformed other areas of the fixed income market and detracted from the Fund’s relative performance versus the Benchmark. The Fund also invested a small portion of its assets in emerging market debt securities, which outperformed other areas of the fixed income market and contributed to relative performance.

The Fund’s relative underperformance versus the Benchmark was also hurt by its duration. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease, respectively, in price as interest rates go down or up, respectively, versus bonds with shorter duration. The Fund’s duration was slightly shorter than the Benchmark, which detracted from its relative performance as interest rates declined during the reporting period.

The Fund’s positioning on the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) contributed to relative performance. The Fund was overweight the intermediate part of the yield curve (5-10 years), which performed well during the reporting period. The Fund’s security selection among agency collateralized mortgage obligations also contributed to the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. As of the end of the reporting period, the Fund was underweight U.S. Treasuries. The Fund was overweight the intermediate part of the yield curve (5-10 years) and underweight the front (1-5 years) and long (20-30 years) segments of the yield curve. The Fund also invested in mortgage-backed securities, asset-backed securities, investment grade corporate bonds, emerging markets debt and high yield bonds including distressed debt fixed income securities during the reporting period.

PORTFOLIO COMPOSITION***
Corporate Bonds	37.3%
Collateralized Mortgage Obligations	20.5
U.S. Treasury Obligations	16.7
Mortgage Pass-Through Securities	5.1
Commercial Mortgage-Backed Securities	3.9
Asset-Backed Securities	2.4
Loan Participations & Assignments	1.9
Foreign Government Securities	1.8
U.S. Government Agency Securities	1.0
Others (each less than 1.0%)	1.9
Short-Term Investment	7.5

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	5

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		7.19%	6.74%	5.80%
With Sales Charge*		3.16	5.94	5.39
CLASS B SHARES	5/31/95
Without CDSC		6.44	6.10	5.29
With CDSC**		1.44	5.79	5.29
CLASS C SHARES	5/30/00
Without CDSC		6.48	6.12	5.18
With CDSC***		5.48	6.12	5.18
CLASS R2 SHARES	11/3/08	6.66	6.38	5.46
CLASS R6 SHARES	2/22/05	7.57	7.18	6.19
INSTITUTIONAL CLASS SHARES	6/19/09	7.47	7.03	6.07
SELECT CLASS SHARES	3/5/93	7.28	6.93	6.02

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/02 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2, Class R6 and Institutional Class Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Class R2, Class R6, Institutional Class, and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index from February 28, 2002 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

6	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	7

JPMorgan Government Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.96%
Barclays Capital U.S. Government Bond Index	8.85%

Net Assets as of 2/29/2012 (In Thousands)	$1,623,056
Duration as of 2/29/2012	5.1 years

INVESTMENT OBJECTIVE**

The JPMorgan Government Bond Fund (the “Fund”) seeks a high level of current income with liquidity and safety of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the reporting period, the Fund’s assets were invested in securities issued or guaranteed by the U.S. government and its agencies, including agency collateralized mortgage obligations and U.S. Treasury securities. U.S. Treasury securities rallied during the reporting period as interest rates fell significantly (generally, bond prices increase when interest rates decline). While the Fund was underweight U.S. Treasuries relative to the Barclays Capital U.S. Government Bond Index (the “Benchmark”), the longer duration of its zero coupon agency and U.S. Treasury securities caused it to outperform the Benchmark during the twelve months ended February 29, 2012. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease, respectively, in price as interest rates go down or up, respectively, versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers aimed to keep the duration of the Fund around five years and focused on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	39.5%
U.S. Treasury Obligations	25.9
U.S. Government Agency Securities	18.5
Mortgage Pass-Through Securities	6.9
Foreign Government Security	0.4
Short-Term Investment	8.8

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

8	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		10.67%	6.77%	5.69%
With Sales Charge*		6.53	5.95	5.28
CLASS B SHARES	1/14/94
Without CDSC		9.87	5.99	5.10
With CDSC**		4.87	5.68	5.10
CLASS C SHARES	3/22/99
Without CDSC		9.81	5.99	4.94
With CDSC***		8.81	5.99	4.94
CLASS R2 SHARES	11/3/08	10.41	6.48	5.43
SELECT CLASS SHARES	2/8/93	10.96	7.03	5.94

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/02 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Class R2 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Barclays Capital U.S. Government Bond Index and the Lipper General U.S. Government Funds Index from February 28, 2002 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Government Bond Index is an unmanaged index composed of securities issued by the U.S. Government. The Lipper General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	9

JPMorgan High Yield Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.95%
Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index	6.92%

Net Assets as of 2/29/2012 (In Thousands)	$11,530,598
Duration as of 2/29/2012	4.4 years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund underperformed the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index (the “Benchmark”) for the twelve months ended February 29, 2012. The Fund’s underperformance was driven, in part, by its larger exposure to lower quality securities versus the Benchmark, as lower quality securities underperformed due to the market volatility during the reporting period. In addition, the Fund’s positions in loan participations and assignments (“bank loans”), which are not held in the Benchmark, detracted from relative performance, as did the Fund’s underweight versus the Benchmark in longer-dated BB-rated bonds that benefited from declining interest rates (generally bond prices increase when interest rates decline) and investors’ flight to quality during the reporting period.

The Fund’s security selection in the basic and utilities sectors detracted from relative performance. The Fund’s security selection in the energy and industrial other sectors contributed to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, although the Fund had larger exposure to lower quality securities versus the Benchmark, the Fund migrated up in credit quality versus the Benchmark,

decreasing its holdings among Caa and lower-rated securities and increasing its exposure to Ba- and B-rated securities. As of the end of the reporting period the Fund was underweight versus the Benchmark in the Ba- and Caa- and lower-rated sectors, and overweight versus the Benchmark in the B-, Baa-, and Not Rated sectors.

The Fund’s portfolio managers believed that bank loans represented attractive investment opportunities based on the following factors: their spread over LIBOR remains attractive, they tend to have better covenants than high yield bonds, they are senior in the capital structure and are secured by tangible assets, and their coupons tend to adjust upward in the event of rising interest rates (although they may not adjust at the same rate or as much as general interest rates).

PORTFOLIO COMPOSITION***
Corporate Bonds	79.5%
Loan Participations & Assignments	13.0
Common Stocks	1.0
Others (each less than 1.0%)	1.7
Short-Term Investments	4.8

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

10	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/13/98
Without Sales Charge		3.69%	6.91%	8.79%
With Sales Charge*		(0.15)	6.09	8.37
CLASS B SHARES	11/13/98
Without CDSC		3.02	6.22	8.23
With CDSC**		(1.98)	5.91	8.23
CLASS C SHARES	3/22/99
Without CDSC		3.03	6.22	8.08
With CDSC***		2.03	6.22	8.08
CLASS R2 SHARES	11/3/08	3.46	6.61	8.48
CLASS R5 SHARES	5/15/06	4.11	7.24	9.10
CLASS R6 SHARES	2/22/05	4.01	7.27	9.12
SELECT CLASS SHARES	11/13/98	3.95	7.18	9.07

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/02 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2, Class R5 and Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Class R2, Class R5, Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan High Yield Fund, the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Current Yield Funds Index from February 28, 2002 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper High

Current Yield Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Current Yield Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	11

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.56%
Barclays Capital 1-10 Year U.S. TIPS Index	9.30%
Barclays Capital Intermediate Aggregate Bond Index	6.44%
Inflation Managed Bond Composite Benchmark	6.40%

Net Assets as of 2/29/2012 (In Thousands)	$1,188,028
Duration as of 2/29/2012	2.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Inflation Managed Bond Fund (the “Fund”) seeks to maximize inflation protected total return.

HOW DID THE FUND’S CORE FIXED INCOME HOLDINGS IMPACT PERFORMANCE?

The duration of the Fund’s core fixed income holdings was shorter than the Barclays Capital 1-10 Year U.S. TIPS Index and detracted from relative performance as interest rates declined during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease, respectively, in price as interest rates go down or up, respectively, versus bonds with shorter duration.

Effective July 1, 2011, the Fund added a composite benchmark, which is calculated by adding the performance return of the Barclays Capital Intermediate Government/Credit Index and 80% of the Barclays Capital Inflation Swap 5 Year Zero Coupon Index. The Barclays Capital Inflation Swap 5 Year Zero Coupon Index is multiplied by 80% in an attempt to reflect the shorter duration of the Fund’s bond portfolio. The Fund’s relative performance versus the composite benchmark benefited as its investments in agency securities, investment grade corporate debt securities and mortgage-backed securities performed strongly during the reporting period. The strong performance of these investments also helped the Fund outperform the Barclays Capital Intermediate Aggregate Bond Index.

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. At the end of the reporting period, the Fund held corporate bonds, mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and U.S. agency securities in conjunction with its investments in zero-coupon inflation-linked swaps.

HOW DID THE FUND’S INFLATION PROTECTION IMPACT PERFORMANCE?

The Fund used zero-coupon inflation-linked swaps in combination with fixed income securities to create a synthetic portfolio of inflation protected securities. The Fund was designed to protect the total return generated by its core fixed income holdings from inflation risk.

While inflation, as measured by the Non-Seasonally Adjusted Consumer Price Index for All Urban Consumers, ended the reporting period higher, concerns about economic contagion from Europe’s debt crisis caused investors to lower their expectations for future inflation across most of the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time). 5-, 10-, 20- and 30- year breakeven inflation rates (the difference between the nominal yield on a U.S. Treasury security and the real yield on a Treasury Inflation Protected Security of the same maturity) declined, while the 2-year breakeven inflation rate modestly increased by 4 basis points. The Barclays Capital 5-Year and 10-Year Zero Coupon Swap Indices generated total returns of -0.10% and -1.11% respectively over the reporting period, as intermediate and longer-term inflation expectations decreased. The Fund was overweight the front-end of the zero-coupon inflation-linked swap curve throughout the reporting period, which contributed positively to performance versus the Fund’s composite benchmark, as the Barclays Capital 2-Year Zero Coupon Swap Index generated a total return of 0.84%.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	37.6%
Corporate Bonds	21.8
U.S. Government Agency Securities	20.2
U.S. Treasury Obligations	7.7
Mortgage Pass-Through Securities	4.7
Asset-Backed Securities	2.4
Commercial Mortgage-Backed Securities	1.2
Supranational	0.1
Short-Term Investment	4.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

12	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	3/31/10
Without Sales Charge		6.42%	6.30%
With Sales Charge*		2.46	4.20
CLASS C SHARES	3/31/10
Without CDSC		5.68	5.59
With CDSC**		4.68	5.59
CLASS R2 SHARES	3/31/10	6.04	5.98
CLASS R5 SHARES	3/31/10	6.57	6.49
CLASS R6 SHARES	11/30/10	6.68	6.49
SELECT CLASS SHARES	3/31/10	6.56	6.41

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/31/2010 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 31, 2010.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual return of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Inflation Managed Bond Fund, the Barclays Capital 1–10 Year U.S. TIPS Index, the Barclays Capital Intermediate U.S. Aggregate Index, the Inflation Managed Bond Composite Benchmark and the Lipper Treasury Inflation-Protected Securities Funds Index from March 31, 2010 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–10 Year U.S. TIPS Index and the Barclays Capital Intermediate U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmarks. The performance of the Lipper Treasury Inflation-

Protected Securities Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–10 Year U.S. TIPS Index represents the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Barclays Capital Intermediate U.S. Aggregate Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The Inflation Managed Bond Composite Benchmark is determined by adding the Barclays Capital Intermediate Government/Credit Index and 80% of the Barclays Capital Inflation Swap 5 Year Zero Coupon Index. The Lipper Treasury Inflation-Protected Securities Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	13

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.08%
Barclays Capital 1–3 Year U.S. Government/Credit Bond Index	1.75%

Net Assets as of 2/29/2012 (In Thousands)	$398,690
Duration as of 2/29/2012	2.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Limited Duration Bond Fund (the “Fund”) seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The housing market has not returned to normal conditions since the subprime crisis began in 2007. Delinquencies remain elevated compared to historical levels and a lack of liquidity persists, which has kept housing prices depressed. Government Sponsored Entities Freddie Mac and Fannie Mae remain in conservatorship and have become the primary source of housing finance in the U.S.

In an attempt to reduce mortgage interest rates, increase refinancing and add liquidity to the mortgage market, the Federal Reserve has become one of the largest investors in agency mortgage-backed securities. While mortgage interest rates have decreased and the liquidity in the mortgage market has improved, increased refinancing has yet to materialize due to large declines in home ownership equity and the inability of borrowers to qualify for refinancing under stricter credit underwriting guidelines. As a result, the federal government has continued to implement measures to stimulate home purchases and refinancing, which has distorted the analysis and valuation of mortgage-backed securities. Meanwhile, the issuance of non-agency mortgage-backed securities, which has declined sharply since 2008, remained extremely low. These factors individually and on the whole contributed to the inability of these markets to return to a level of “normalcy”.

The Fund invested primarily in floating rate mortgage and asset backed securities in an attempt to generate increased returns while minimizing its sensitivity to changes in interest rates. During the reporting period, the Fund’s duration was kept between 1.5 to 2.5 years (duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates), while the weighted average life of the portfolio fluctuated between 3.1 and 4.2 years.

The Fund’s outperformance of the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index was due, in part, to the Fund’s investments in agency and non-agency mortgage backed securities, which are not held in Benchmark and performed strongly during the reporting period. The Fund’s investments in commercial mortgage-backed securities, which are also not held in the Benchmark, performed poorly during the reporting period and detracted from the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund continued to invest its assets in mortgage- and asset-backed securities, which the Fund’s portfolio managers believed offered attractive investment opportunities with relatively higher yield. During the reporting period, the Fund’s portfolio managers used a money market fund to maintain a high degree of liquidity for the Fund.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	54.1%
Mortgage Pass-Through Securities	15.5
Asset-Backed Securities	12.9
Commercial Mortgage-Backed Securities	2.8
Corporate Bonds	0.5
Short-Term Investment	14.2

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

14	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/10/93
Without Sales Charge		1.80%	2.63%	2.81%
With Sales Charge*		(0.52)	2.17	2.58
CLASS B SHARES	1/14/94
Without CDSC		1.30	2.13	2.50
With CDSC**		(1.70)	2.13	2.50
CLASS C SHARES	11/1/01	1.33	2.14	2.31
CLASS R6 SHARES	2/22/05	2.27	3.12	3.22
SELECT CLASS SHARES	2/2/93	2.08	2.90	3.07

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/02 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Limited Duration Bond Fund, the Barclay’s Capital 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from February 28, 2002 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. The Fund’s Lipper Index changed to Lipper Short U.S. Government Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	15

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.89%
Barclays Capital U.S. MBS Index	6.44%

Net Assets as of 2/29/2012 (In Thousands)	$3,059,219
Duration as of 2/29/2012	3.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Mortgage-Backed Securities Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund invested in both agency collateralized mortgage obligations (“CMOs”) and non-agency CMOs, while the Barclays Capital U.S. MBS Index (the “Benchmark”) consisted almost entirely of agency securities (“index passthroughs”). Agency CMOs outperformed index passthroughs and contributed to relative performance, while non-agency CMOs underperformed index passthroughs and detracted from relative performance during the reporting period.

The Fund invested a small percentage of its assets in U.S. Treasury securities, mostly on the intermediate part of the yield curve (5-10 year portion). The yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time. These investments contributed to relative performance as interest rates for U.S. Treasuries declined during the reporting period and their prices increased (bond prices generally increase when interest rates decline).

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	58.3%
Mortgage Pass-Through Securities	29.8
Asset-Backed Securities	2.7
Commercial Mortgage-Backed Securities	1.3
Others (each less than 1.0%)	0.7
Short-Term Investment	7.2

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

16	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	8/18/00
Without Sales Charge		6.57%	7.42%	5.97%
With Sales Charge*		2.56	6.61	5.57
CLASS R6 SHARES	2/22/05	6.96	7.85	6.32
SELECT CLASS SHARES	8/18/00	6.89	7.69	6.21

*	Sales Charge for Class A Shares is 3.75%.

TEN YEAR PERFORMANCE (2/28/02 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, the Barclays Capital U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from February 28, 2002 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the

Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	17

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.10%
Barclays Capital 1–3 Year U.S. Government/Credit Bond Index	1.75%

Net Assets as of 2/29/2012 (In Thousands)	$11,035,176
Duration as of 2/29/2012	1.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration Bond Fund (the “Fund”) seeks current income consistent with preservation of capital through investments in high- and medium-grade fixed income securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the twelve months ended February 29, 2012, the Fund’s outperformance versus the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”) was driven by its overweight to spread sectors (non-U.S. Treasury securities) and security selection among mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), commercial-mortgage-backed securities (“CMBS”) and corporate holdings.

The Fund’s investments in agency collateralized mortgage obligations and mortgage pass-through securities were particularly strong contributors to relative performance, as these two assets classes performed well and were not represented in the Benchmark. The Fund’s security selection in the corporate sector relative to the Benchmark was also strong during the reporting period. The Fund used ABS and CMBS in an attempt to produce higher quality and higher yielding alternatives to sectors of the credit sector that the Fund’s portfolio managers felt were not attractive. The Fund’s positioning on the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) also contributed to relative performance. The Fund was overweight in the 3-5-year segment of the yield curve, which performed well during the reporting period, and underweight the 2-year portion of the yield curve, which did not perform as well.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund was positioned with an underweight to U.S. Treasuries and an overweight to spread sectors. The Fund was overweight in MBS, ABS and CMBS, which are not in the Benchmark, and was underweight the credit sector. The Fund’s portfolio managers substituted ABS, CMBS and non-agency mortgage-backed securities for areas of the credit sector that they believed were less attractive. The Fund’s total position in ABS, CMBS, non-agency mortgage-backed securities and credit securities resulted in an overweight relative to the credit portion of the Benchmark.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	30.4%
U.S. Government Agency Securities	20.9
Corporate Bonds	17.5
Collateralized Mortgage Obligations	10.5
Mortgage Pass-Through Securities	7.8
Asset-Backed Securities	7.3
Commercial Mortgage-Backed Securities	2.5
Others (each less than 1.0%)	0.5
Short-Term Investment	2.6

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 29, 2012. The Fund’s composition is subject to change.

18	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		1.76%	3.51%	3.22%
With Sales Charge*		(0.51)	3.05	2.98
CLASS B SHARES	1/14/94
Without CDSC		1.21	2.99	2.92
With CDSC**		(1.79)	2.99	2.92
CLASS C SHARES	11/1/01	1.23	2.98	2.70
CLASS R6 SHARES	2/22/05	2.28	4.04	3.66
SELECT CLASS SHARES	9/4/90	2.10	3.78	3.48

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/02 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from February 28, 2002 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government/ Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	19

JPMorgan Short Term Bond Fund II

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.90%
Barclays Capital 1–3 Year U.S. Government Bond Index	1.50%

Net Assets as of 2/29/2012 (In Thousands)	$65,295
Duration as of 2/29/2012	1.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Term Bond Fund II (the “Fund”) seeks a high level of income, consistent with preservation of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the twelve months ended February 29, 2012, the Fund’s outperformance versus the Barclays Capital 1–3 Year U.S. Government Bond Index (the “Benchmark”) was driven by its overweight to spread sectors (non-U.S. Treasury securities).

The Fund’s investments in spread sectors and security selection were the main contributors to relative performance. The Fund’s mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), and exposure to the credit sector all produced strong performance relative to the Benchmark — these sectors are not included in the Benchmark. The Fund’s positioning on the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) also contributed to relative performance. The Fund was overweight the 3-5-year segment of the yield curve, which performed well during the reporting period, and underweight the 2-year portion of the yield curve, which did not perform as well.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund was positioned with an underweight to U.S. Treasuries and an overweight to spread sectors. The Fund was overweight in MBS, ABS, and the credit sector, which are not in the Benchmark.

PORTFOLIO COMPOSITION***
U.S. Government Agency Securities	32.0%
U.S. Treasury Obligations	29.5
Corporate Bonds	24.9
Asset-Backed Securities	6.9
Collateralized Mortgage Obligations	5.1
Mortgage Pass-Through Securities	1.1
Others (each less than 1.0%)	0.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

20	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/6/96
Without Sales Charge		1.52%	0.64%	1.58%
With Sales Charge*		(0.73)	0.18	1.36
CLASS M SHARES	7/1/99
Without Sales Charge		1.27	0.37	1.33
With Sales Charge**		(0.20)	0.07	1.18
SELECT CLASS SHARES	11/30/90	1.90	0.88	1.84

*	Sales Charge for Class A Shares is 2.25%.
**	Sales charge for Class M Shares is 1.50%.

TEN YEAR PERFORMANCE (2/28/02 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Short Term Bond Fund II, the Barclays Capital 1–3 Year U.S. Government Bond Index and the Lipper Short U.S. Government Funds Index from February 28, 2002 to February 29, 2012. The performance of the Fund assumes reinvestments of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government Bond Index is an unmanaged index composed of securities in the U.S. Government Bond Index with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain groups of mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	21

JPMorgan Treasury & Agency Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.97%
Barclays Capital 1–5 Year U.S. Treasury Index	3.31%

Net Assets as of 2/29/2012 (In Thousands)	$405,000
Duration as of 2/29/2012	2.1 years

INVESTMENT OBJECTIVE**

The JPMorgan Treasury & Agency Fund (the “Fund”) seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the twelve months ended February 29, 2012, the Fund’s underperformance versus the Barclays Capital 1-5 Year U.S. Treasury Index (“Benchmark”) was driven by the Fund’s shorter duration, as interest rates declined during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease, respectively, in price as interest rates go down or up, respectively, versus bonds with shorter duration.

The Fund allocated a portion of its assets to agency securities, which performed well and contributed to the Fund’s absolute return during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund invested in U.S. Treasury securities as well as U.S. agency securities, which are not held in the Benchmark.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	78.5%
U.S. Government Agency Securities	21.0
Short-Term Investment	0.5

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

22	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		1.72%	3.40%	3.38%
With Sales Charge*		(0.62)	2.94	3.14
CLASS B SHARES	1/20/97
Without CDSC		1.33	2.90	3.08
With CDSC**		(1.67)	2.90	3.08
SELECT CLASS SHARES	1/20/97	1.97	3.68	3.65

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/02 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Barclays Capital 1–5 Year U.S. Treasury Index, the Barclays Capital 1–3 Year U.S. Treasury Index and the Lipper Short U.S. Treasury Funds Average from February 28, 2002 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–5 Year U.S. Treasury Index and the Barclays Capital 1–3 Year U.S. Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Treasury Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–5 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The Barclays Capital 1–3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities of one to three years. The Lipper Short U.S. Treasury Funds Average is an index based on total returns of certain groups of mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 4.5%
	AH Mortgage Advance Trust, (Cayman Islands),
15,083	Series SART-1, Class A1, 2.630%, 05/10/42 (e)	15,036
49,850	Series SART-1, Class A2, 3.370%, 05/10/43 (e)	49,950
23,366	Series SART-2, Class A1, 3.270%, 09/15/43 (e)	23,399
7,000	Series SART-2, Class B1, 6.900%, 09/15/43 (e)	7,070
16,471	Series SART-3, Class 1A1, 2.980%, 03/13/43 (e)	16,507
32,446	Series SART-3, Class 1A2, 3.720%, 03/13/44 (e)	32,547
	Ally Auto Receivables Trust,
2,998	Series 2010-1, Class A3, 1.450%, 05/15/14	3,015
10,410	Series 2010-3, Class A3, 1.110%, 10/15/14	10,462
5,804	Series 2010-3, Class A4, 1.550%, 08/17/15	5,891
5,977	Series 2010-4, Class A3, 0.910%, 11/17/14	5,998
2,814	Series 2011-1, Class A2, 0.810%, 10/15/13	2,816
4,100	Series 2011-1, Class A3, 1.380%, 01/15/15	4,136
9,057	Series 2012-1, Class A3, 0.930%, 02/16/16	9,075
2,222	Series 2012-1, Class A4, 1.210%, 07/15/16	2,227
	American Credit Acceptance Receivables Trust,
7,714	Series 2012-1, Class A1, 1.960%, 01/15/14 (e)	7,714
7,680	Series 2012-1, Class A2, 3.040%, 10/15/15 (e)	7,679
	AmeriCredit Automobile Receivables Trust,
1,747	Series 2008-AF, Class A4, 6.960%, 10/14/14	1,797
839	Series 2009-1, Class A3, 3.040%, 10/15/13	843
868	Series 2010-1, Class A3, 1.660%, 03/17/14	869
8,000	Series 2010-3, Class A3, 1.140%, 04/08/15	8,033
6,368	Series 2010-4, Class A2, 0.960%, 05/08/14	6,370
3,375	Series 2010-4, Class A3, 1.270%, 04/08/15	3,385
4,503	Series 2011-1, Class A2, 0.840%, 06/09/14	4,506
3,400	Series 2011-1, Class A3, 1.390%, 09/08/15	3,421
12,644	Series 2011-3, Class A2, 0.840%, 11/10/14	12,653
3,167	Series 2011-4, Class A2, 0.920%, 03/09/15	3,170
11,311	Series 2011-4, Class A3, 1.170%, 05/09/16	11,333
12,349	Series 2011-5, Class A3, 1.550%, 07/08/16	12,453
9,395	Series 2012-1, Class A2, 0.910%, 10/08/15	9,408
2,353	Series 2012-1, Class A3, 1.230%, 09/08/16	2,359
462	Ameriquest Mortgage Securities, Inc., Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	463
3,090	Arch Bay Asset-Backed Securities, Series 2010-2, Class A, VAR, 4.125%, 04/25/57 (e)	3,078

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

12,104	Asset-Backed Funding Certificates, Series 2005-AQ1, Class A4, SUB, 5.010%, 06/25/35	11,128
	Bank of America Auto Trust,
350	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	350
3,235	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	3,283
1,100	Series 2009-2A, Class A3, 2.130%, 09/15/13 (e)	1,102
2,031	Series 2010-1A, Class A3, 1.390%, 03/15/14 (e)	2,036
4,255	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	4,328
3,124	Series 2010-2, Class A3, 1.310%, 07/15/14	3,135
7,795	Series 2010-2, Class A4, 1.940%, 06/15/17	7,926
1,375	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.614%, 04/25/36	1,072
7,600	Cabela’s Master Credit Card Trust, Series 2012-1A, Class A1, 1.630%, 02/18/20 (e)	7,597
	CarMax Auto Owner Trust,
2,835	Series 2010-1, Class A3, 1.560%, 07/15/14	2,849
11,080	Series 2011-1, Class A3, 1.290%, 09/15/15	11,167
11,120	Series 2011-1, Class A4, 2.160%, 09/15/16	11,405
10,801	Series 2011-3, Class A3, 1.070%, 06/15/16	10,800
	Chase Funding Mortgage Loan Asset-Backed Certificates,
3,390	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	3,259
4,250	Series 2003-6, Class 1A5, SUB, 5.350%, 11/25/34	3,692
11,768	Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	11,115
	Chrysler Financial Auto Securitization Trust,
823	Series 2009-A, Class A3, 2.820%, 01/15/16	827
16,500	Series 2010-A, Class A3, 0.910%, 08/08/13	16,519
5,400	Series 2010-A, Class B, 1.650%, 11/08/13	5,396
950	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,266
3,049	CitiFinancial Auto Issuance Trust, Series 2009-1, Class A3, 2.590%, 10/15/13 (e)	3,066
2,334	Citifinancial Mortgage Securities, Inc., Series 2003-3, Class AF4, SUB, 5.348%, 08/25/33	2,250
	Citigroup Mortgage Loan Trust, Inc.,
1,521	Series 2003-HE3, Class A, VAR, 0.624%, 12/25/33	1,323

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
15,630	Series 2011-5, Class 1A1, VAR, 0.434%, 02/25/46 (e) (f) (i)	14,256
	CNH Equipment Trust,
1,683	Series 2010-A, Class A3, 1.540%, 07/15/14	1,688
13,117	Series 2010-C, Class A3, 1.170%, 05/15/15	13,147
5,888	Series 2011-A, Class A3, 1.200%, 05/16/16	5,928
4,801	Series 2011-A, Class A4, 2.040%, 10/17/16	4,929
	Countrywide Asset-Backed Certificates,
816	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34	565
11	Series 2004-1, Class 3A, VAR, 0.804%, 04/25/34	9
1,290	Series 2004-1, Class M1, VAR, 0.994%, 03/25/34	914
805	Series 2004-1, Class M2, VAR, 1.069%, 03/25/34	689
1,065	Series 2004-6, Class M1, VAR, 0.844%, 10/25/34	567
14,444	CPS Auto Trust, Series 2011-C, Class A, 4.210%, 03/15/19 (e)	14,445
9,207	Credit Acceptance Auto Loan Trust, Series 2011-1, Class A, 2.610%, 03/15/19 (e)	9,201
463	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 0.554%, 11/25/35	430
942	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 4.748%, 01/25/36	525
	Discover Card Master Trust,
2,400	Series 2008-A4, Class A4, 5.650%, 12/15/15	2,559
5,078	Series 2012-A1, Class A1, 0.810%, 08/15/17	5,078
1,221	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF17, Class A4, VAR, 0.344%, 12/25/36	1,141
10,200	Ford Credit Auto Lease Trust, Series 2011-A, Class A2, 0.740%, 09/15/13	10,202
	Ford Credit Auto Owner Trust,
1,038	Series 2009-B, Class A3, 2.790%, 08/15/13	1,042
5,000	Series 2009-B, Class A4, 4.500%, 07/15/14	5,158
1,659	Series 2009-D, Class A3, 2.170%, 10/15/13	1,667
5,385	Series 2011-B, Class A2, 0.680%, 01/15/14	5,396
14,025	Series 2012-A, Class A3, 0.840%, 08/15/16	14,061
25,545	Fortress Opportunities Residential Transaction, Series 2011-1A, Class A1, VAR, 7.211%, 10/25/47 (e)	25,641

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Freedom Trust,
8,685	Series 2011-1, Class A13, VAR, 0.435%, 11/30/37 (e) (f) (i)	8,207
10,467	Series 2011-2, Class A11, VAR, 6.809%, 08/01/46 (e)	10,484
16,000	GE Capital Credit Card Master Note Trust, Series 2009-2, Class A, 3.690%, 07/15/15	16,198
1,004	GE Mortgage Services LLC, Series 1999-HE1, Class M, VAR, 6.705%, 04/25/29	908
211	GSAA Trust, Series 2006-3, Class A1, VAR, 0.324%, 03/25/36	91
	Harley-Davidson Motorcycle Trust,
1,151	Series 2009-3, Class A3, 1.740%, 09/15/13	1,152
1,356	Series 2010-1, Class A2, 0.830%, 11/15/13	1,356
5,904	Series 2010-1, Class A3, 1.160%, 02/15/15	5,924
	Honda Auto Receivables Owner Trust,
25	Series 2009-2, Class A3, 2.790%, 01/15/13	25
3,500	Series 2009-2, Class A4, 4.430%, 07/15/15	3,551
487	Series 2009-3, Class A3, 2.310%, 05/15/13	489
4,200	Series 2009-3, Class A4, 3.300%, 09/15/15	4,269
5,200	Series 2011-1, Class A4, 1.800%, 04/17/17	5,307
5,399	Series 2012-1, Class A3, 0.770%, 01/15/16	5,399
3,377	Series 2012-1, Class A4, 0.970%, 04/16/18	3,377
	HSBC Home Equity Loan Trust,
2,774	Series 2005-2, Class A1, VAR, 0.515%, 01/20/35	2,591
2,260	Series 2005-2, Class M2, VAR, 0.736%, 01/20/35	2,028
4,851	Series 2006-1, Class A1, VAR, 0.406%, 01/20/36	4,397
2,127	Series 2006-2, Class A1, VAR, 0.395%, 03/20/36	1,961
6,106	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	6,134
916	Series 2007-1, Class AS, VAR, 0.446%, 03/20/36	782
11,375	Series 2007-3, Class APT, VAR, 1.446%, 11/20/36	10,029
	Huntington Auto Trust,
7,200	Series 2011-1A, Class A2, 0.760%, 04/15/14 (e)	7,203
8,000	Series 2011-1A, Class A3, 1.010%, 01/15/16 (e)	7,983
8,600	Series 2011-1A, Class A4, 1.310%, 11/15/16 (e)	8,591
	Hyundai Auto Receivables Trust,
704	Series 2009-A, Class A3, 2.030%, 08/15/13	706

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
4,590	Series 2010-B, Class A3, 0.970%, 04/15/15	4,607
6,300	Series 2010-B, Class A4, 1.630%, 03/15/17	6,421
5,675	Series 2011-A, Class A3, 1.160%, 04/15/15	5,714
4,680	Series 2011-A, Class A4, 1.780%, 12/15/15	4,778
3,880	Series 2011-B, Class A3, 1.040%, 09/15/15	3,904
5,798	Series 2011-B, Class A4, 1.650%, 02/15/17	5,909
8,655	Series 2012-A, Class A3, 0.720%, 03/15/16	8,654
1,389	Indymac Residential Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.444%, 03/25/36	768
	John Deere Owner Trust,
768	Series 2009-B, Class A3, 1.570%, 10/15/13	769
5,015	Series 2011-A, Class A3, 1.290%, 01/15/16	5,058
3,915	Series 2011-A, Class A4, 1.960%, 04/16/18	4,011
7,699	LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A, 2.550%, 09/15/16 (e) (f) (i)	7,694
13,273	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.594%, 07/25/34 (e)	12,702
	Long Beach Mortgage Loan Trust,
5,600	Series 2004-1, Class M1, VAR, 0.994%, 02/25/34	4,120
1,500	Series 2004-3, Class M1, VAR, 1.099%, 07/25/34	1,063
1,295	Series 2006-8, Class 2A2, VAR, 0.334%, 09/25/36	379
1,660	Series 2006-WL2, Class 2A3, VAR, 0.444%, 01/25/36	1,253
8,666	Madison Avenue Manufactured Housing Contract, Series 2002-A, Class M2, VAR, 2.494%, 03/25/32	7,716
	Mercedes-Benz Auto Receivables Trust,
1,227	Series 2009-1, Class A3, 1.670%, 01/15/14	1,233
4,040	Series 2010-1, Class A3, 1.420%, 08/15/14	4,063
3,273	Series 2011-1, Class A3, 0.850%, 03/16/15	3,284
	Mid-State Trust,
6,716	Series 2010-1, Class A, 3.500%, 12/15/45 (e)	6,878
5,597	Series 2010-1, Class M, 5.250%, 12/15/45 (e)	5,635
21,300	MMCA Automobile Trust, Series 2012-A, Class A4, 1.570%, 08/15/17 (e)	21,608
1,217	Morgan Stanley ABS Capital I, Series 2004-WMC3, Class M1, VAR, 0.994%, 01/25/35	1,200
11,033	NCUA Guaranteed Notes, Series 2010-A1, Class A, VAR, 0.607%, 12/07/20	11,070

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

4,000	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.303%, 11/25/33	3,811
5,491	Newcastle Investment Trust, Series 2011-MH1, Class A, 2.450%, 12/10/33 (e)	5,547
	Nissan Auto Receivables Owner Trust,
7,420	Series 2010-A, Class A3, 0.870%, 07/15/14	7,440
4,740	Series 2010-A, Class A4, 1.310%, 09/15/16	4,790
6,594	Series 2012-A, Class A3, 0.730%, 05/16/16	6,592
3,329	Series 2012-A, Class A4, 1.000%, 07/16/18	3,325
245	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.084%, 02/25/33	193
15,913	Park Place Securities, Inc., Series 2004-MCW1, Class M1, VAR, 0.869%, 10/25/34	15,083
	PennyMac Loan Trust,
8,374	Series 2010-NPL1, Class M1, VAR, 5.000%, 05/25/50 (e)	8,249
15,920	Series 2011-NPL1, Class A, VAR, 5.250%, 09/25/51 (e) (f) (i)	15,961
4,341	RBSSP Resecuritization Trust, Series 2010-4, Class 2A1, SUB, 5.749%, 11/26/35 (e)	4,420
	Real Estate Asset Trust,
6,437	Series 2011-2A, Class A1, 5.750%, 05/25/49 (e) (f) (i)	6,437
17,705	Series 2012-1A, Class A1, 4.950%, 02/25/32 (e) (f) (i)	17,706
2,571	Series 2012-1A, Class A2, 7.140%, 02/25/32 (e) (f) (i)	2,571
100	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	41
	Residential Asset Mortgage Products, Inc.,
10,000	Series 2005-EFC5, Class A3, VAR, 0.584%, 10/25/35	8,525
26,339	Series 2006-RZ1, Class A3, VAR, 0.544%, 03/25/36	22,454
	Residential Asset Securities Corp.,
70	Series 2002-KS4, Class AIIB, VAR, 0.744%, 07/25/32	39
91	Series 2003-KS5, Class AIIB, VAR, 0.824%, 07/25/33	56
111	Series 2003-KS9, Class A2B, VAR, 0.884%, 11/25/33	49
2,500	Series 2005-KS9, Class A3, VAR, 0.614%, 10/25/35	2,394
18,485	Residential Credit Solutions Trust, Series 2011-1, Class A1, 6.000%, 03/25/41 (e) (f) (i)	18,481

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
1,461	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	1,236
	Santander Drive Auto Receivables Trust,
2,738	Series 2010-3, Class A2, 0.930%, 06/17/13	2,738
6,100	Series 2010-3, Class A3, 1.200%, 06/16/14	6,101
1,200	Series 2010-A, Class A3, 1.830%, 11/17/14 (e)	1,209
4,595	Series 2010-A, Class A4, 2.390%, 06/15/17 (e)	4,683
3,346	Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	3,343
4,823	Series 2011-S2A, Class D, 3.350%, 06/15/17 (e)	4,817
12,584	Series 2012-1, Class A2, 1.250%, 04/15/15	12,606
2,753	Series 2012-1, Class A3, 1.490%, 10/15/15	2,766
4,636	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	4,637
5,000	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.514%, 06/25/35	4,714
	Structured Asset Securities Corp.,
2,534	Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	2,569
1,074	Series 2002-AL1, Class A2, 3.450%, 02/25/32	981
3,168	Series 2002-AL1, Class A3, 3.450%, 02/25/32	2,861
4,398	Series 2004-6XS, Class A5A, SUB, 5.530%, 03/25/34	4,402
3,518	Series 2004-6XS, Class A5B, SUB, 5.550%, 03/25/34	3,524
	Toyota Auto Receivables Owner Trust,
12,510	Series 2010-C, Class A3, 0.770%, 04/15/14	12,529
11,810	Series 2011-A, Class A3, 0.980%, 10/15/14	11,864
4,585	Series 2011-A, Class A4, 1.560%, 05/15/15	4,661
324	Union Pacific Railroad Co. 2003 Pass-Through Trust, 4.698%, 01/02/24	359
	USAA Auto Owner Trust,
1,365	Series 2009-2, Class A3, 1.540%, 02/18/14	1,368
3,080	Series 2009-2, Class A4, 2.530%, 07/15/15	3,139
17,021	Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Class A3, 0.850%, 08/22/16	17,064
	Westlake Automobile Receivables Trust,
1,949	Series 2011-1A, Class A2, 1.080%, 07/15/13 (e)	1,949
4,154	Series 2011-1A, Class A3, 1.490%, 06/16/14 (e)	4,157

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

7,045		World Omni Auto Receivables Trust, Series 2010-A, Class A4, 2.210%, 05/15/15	7,175

		Total Asset-Backed Securities (Cost $1,094,232)	1,095,041

Collateralized Mortgage Obligations — 32.3%
		Agency CMO — 21.6%
		Federal Home Loan Bank,
1,021		Series 2000-0606, Class Y, 5.270%, 12/28/12	1,058
21,195		Series 2000-1067, Class 1, 5.300%, 06/15/12	21,363
8,980		Series 9M-2012, Class A, 4.720%, 09/20/12	9,171
9,890		Series TQ-2015, Class A, 5.065%, 10/20/15	10,755
		Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
501		Series 8, Class ZA, 7.000%, 03/25/23	569
303		Series 24, Class ZE, 6.250%, 11/25/23	341
2,222		Series 29, Class L, 7.500%, 04/25/24	2,556
		Federal Home Loan Mortgage Corp. REMICS,
68		Series 11, Class D, 9.500%, 07/15/19	73
23		Series 22, Class C, 9.500%, 04/15/20	25
36		Series 23, Class F, 9.600%, 04/15/20	40
1		Series 41, Class I, HB, 84.000%, 05/15/20	2
14		Series 46, Class B, 7.800%, 09/15/20	16
7		Series 47, Class F, 10.000%, 06/15/20	8
—	(h)	Series 85, Class C, 8.600%, 01/15/21	—	(h)
26		Series 99, Class Z, 9.500%, 01/15/21	29
73		Series 114, Class H, 6.950%, 01/15/21	82
—	(h)	Series 204, Class E, HB, IF, 1,838.732%, 05/15/23	15
—	(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	1
14		Series 1065, Class J, 9.000%, 04/15/21	17
8		Series 1079, Class S, HB, IF, 33.150%, 05/15/21	15
19		Series 1084, Class F, VAR, 1.200%, 05/15/21	19
14		Series 1084, Class S, HB, IF, 44.100%, 05/15/21	27
22		Series 1116, Class I, 5.500%, 08/15/21	24
67		Series 1144, Class KB, 8.500%, 09/15/21	77
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	2
1		Series 1196, Class B, HB, IF, 1,169.001%, 01/15/22	22
48		Series 1206, Class IA, 7.000%, 03/15/22	55
63		Series 1250, Class J, 7.000%, 05/15/22	76

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
152	Series 1343, Class LA, 8.000%, 08/15/22	183
61	Series 1343, Class LB, 7.500%, 08/15/22	73
104	Series 1370, Class JA, VAR, 1.400%, 09/15/22	105
100	Series 1455, Class WB, IF, 4.550%, 12/15/22	102
953	Series 1466, Class PZ, 7.500%, 02/15/23	1,108
14	Series 1470, Class F, VAR, 2.221%, 02/15/23	15
165	Series 1491, Class I, 7.500%, 04/15/23	191
534	Series 1498, Class I, VAR, 1.400%, 04/15/23	534
727	Series 1502, Class PX, 7.000%, 04/15/23	842
95	Series 1505, Class Q, 7.000%, 05/15/23	110
384	Series 1518, Class G, IF, 8.819%, 05/15/23	427
73	Series 1541, Class M, HB, IF, 22.679%, 07/15/23	118
348	Series 1541, Class O, VAR, 1.180%, 07/15/23	356
20	Series 1570, Class F, VAR, 2.721%, 08/15/23	21
712	Series 1573, Class PZ, 7.000%, 09/15/23	823
440	Series 1591, Class PV, 6.250%, 10/15/23	460
16	Series 1595, Class D, 7.000%, 10/15/13	17
57	Series 1596, Class D, 6.500%, 10/15/13	59
51	Series 1602, Class SA, HB, IF, 21.937%, 10/15/23	96
13	Series 1607, Class SA, HB, IF, 20.321%, 10/15/13	14
2,454	Series 1608, Class L, 6.500%, 09/15/23	2,761
831	Series 1609, Class LG, IF, 16.792%, 11/15/23	980
876	Series 1642, Class PJ, 6.000%, 11/15/23	902
380	Series 1658, Class GZ, 7.000%, 01/15/24	441
16	Series 1671, Class L, 7.000%, 02/15/24	20
21	Series 1671, Class QC, IF, 10.000%, 02/15/24	28
24	Series 1686, Class SH, IF, 18.675%, 02/15/24	39
306	Series 1695, Class EB, 7.000%, 03/15/24	356
59	Series 1699, Class FC, VAR, 0.850%, 03/15/24	59
395	Series 1700, Class GA, PO, 02/15/24	382
1,657	Series 1706, Class K, 7.000%, 03/15/24	1,916
28	Series 1709, Class FA, VAR, 1.110%, 03/15/24	29
1,085	Series 1720, Class PL, 7.500%, 04/15/24	1,263
1,163	Series 1737, Class L, 6.000%, 06/15/24	1,262
158	Series 1745, Class D, 7.500%, 08/15/24	187

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
868	Series 1798, Class F, 5.000%, 05/15/23	964
19	Series 1807, Class G, 9.000%, 10/15/20	21
198	Series 1829, Class ZB, 6.500%, 03/15/26	222
14	Series 1844, Class E, 6.500%, 10/15/13	14
1,262	Series 1863, Class Z, 6.500%, 07/15/26	1,421
58	Series 1865, Class D, PO, 02/15/24	50
128	Series 1890, Class H, 7.500%, 09/15/26	152
347	Series 1899, Class ZE, 8.000%, 09/15/26	412
816	Series 1927, Class PH, 7.500%, 01/15/27	966
783	Series 1927, Class ZA, 6.500%, 01/15/27	783
21	Series 1935, Class FL, VAR, 0.950%, 02/15/27	21
281	Series 1963, Class Z, 7.500%, 01/15/27	332
41	Series 1970, Class PG, 7.250%, 07/15/27	48
786	Series 1981, Class Z, 6.000%, 05/15/27	868
511	Series 1983, Class Z, 6.500%, 12/15/23	575
295	Series 1987, Class PE, 7.500%, 09/15/27	350
477	Series 2019, Class Z, 6.500%, 12/15/27	544
61	Series 2025, Class PE, 6.300%, 01/15/13	61
1,738	Series 2033, Class J, 5.600%, 06/15/23	1,903
202	Series 2033, Class SN, HB, IF, 25.948%, 03/15/24	137
532	Series 2038, Class PN, IO, 7.000%, 03/15/28	87
1,534	Series 2040, Class PE, 7.500%, 03/15/28	1,819
612	Series 2054, Class PV, 7.500%, 05/15/28	725
74	Series 2055, Class OE, 6.500%, 05/15/13	74
194	Series 2056, Class TD, 6.500%, 05/15/18	211
895	Series 2063, Class PG, 6.500%, 06/15/28	1,019
142	Series 2064, Class TE, 7.000%, 06/15/28	167
520	Series 2070, Class C, 6.000%, 07/15/28	565
1,822	Series 2075, Class PH, 6.500%, 08/15/28	2,074
1,950	Series 2075, Class PM, 6.250%, 08/15/28	2,022
442	Series 2086, Class GB, 6.000%, 09/15/28	453
658	Series 2089, Class PJ, IO, 7.000%, 10/15/28	109
1,858	Series 2095, Class PE, 6.000%, 11/15/28	2,083
296	Series 2102, Class TC, 6.000%, 12/15/13	306
165	Series 2102, Class TU, 6.000%, 12/15/13	171
2,786	Series 2106, Class ZD, 6.000%, 12/15/28	3,010
4,949	Series 2110, Class PG, 6.000%, 01/15/29	5,337
672	Series 2115, Class PE, 6.000%, 01/15/14	679
1,023	Series 2125, Class JZ, 6.000%, 02/15/29	1,071
2,710	Series 2126, Class CB, 6.250%, 02/15/29	2,839
129	Series 2132, Class SB, HB, IF, 29.390%, 03/15/29	227
85	Series 2134, Class PI, IO, 6.500%, 03/15/19	12

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
19	Series 2135, Class UK, IO, 6.500%, 03/15/14	1
69	Series 2141, Class IO, IO, 7.000%, 04/15/29	11
236	Series 2163, Class PC, IO, 7.500%, 06/15/29	51
3,720	Series 2169, Class TB, 7.000%, 06/15/29	4,383
1,339	Series 2172, Class QC, 7.000%, 07/15/29	1,580
808	Series 2176, Class OJ, 7.000%, 08/15/29	936
4	Series 2196, Class TL, 7.500%, 11/15/29	5
711	Series 2201, Class C, 8.000%, 11/15/29	850
1,843	Series 2208, Class PG, 7.000%, 01/15/30	2,174
365	Series 2209, Class TC, 8.000%, 01/15/30	434
1,209	Series 2210, Class Z, 8.000%, 01/15/30	1,461
333	Series 2224, Class CB, 8.000%, 03/15/30	402
384	Series 2230, Class Z, 8.000%, 04/15/30	458
316	Series 2234, Class PZ, 7.500%, 05/15/30	377
273	Series 2247, Class Z, 7.500%, 08/15/30	325
695	Series 2256, Class MC, 7.250%, 09/15/30	823
1,227	Series 2259, Class ZM, 7.000%, 10/15/30	1,449
23	Series 2261, Class ZY, 7.500%, 10/15/30	27
87	Series 2262, Class Z, 7.500%, 10/15/30	104
1,187	Series 2271, Class PC, 7.250%, 12/15/30	1,407
1,856	Series 2283, Class K, 6.500%, 12/15/23	2,090
602	Series 2296, Class PD, 7.000%, 03/15/31	711
1,629	Series 2301, Class PA, 6.000%, 10/15/13	1,669
227	Series 2306, Class K, PO, 05/15/24	211
543	Series 2306, Class SE, IF, IO, 8.640%, 05/15/24	120
403	Series 2313, Class LA, 6.500%, 05/15/31	459
849	Series 2325, Class PM, 7.000%, 06/15/31	928
1,562	Series 2332, Class ZH, 7.000%, 07/15/31	1,669
274	Series 2333, Class HC, 6.000%, 07/15/31	274
1,491	Series 2344, Class QG, 6.000%, 08/15/16	1,587
8,780	Series 2344, Class ZD, 6.500%, 08/15/31	9,600
987	Series 2344, Class ZJ, 6.500%, 08/15/31	1,080
727	Series 2345, Class NE, 6.500%, 08/15/31	756
779	Series 2345, Class PQ, 6.500%, 08/15/16	809
313	Series 2347, Class VP, 6.500%, 03/15/20	313
981	Series 2351, Class PZ, 6.500%, 08/15/31	1,105
2,012	Series 2353, Class TD, 6.000%, 09/15/16	2,106
676	Series 2355, Class BP, 6.000%, 09/15/16	715
208	Series 2359, Class PM, 6.000%, 09/15/16	216
1,848	Series 2359, Class ZB, 8.500%, 06/15/31	2,160
1,043	Series 2360, Class PG, 6.000%, 09/15/16	1,115
180	Series 2363, Class PF, 6.000%, 09/15/16	192
552	Series 2366, Class MD, 6.000%, 10/15/16	590
732	Series 2367, Class ME, 6.500%, 10/15/31	794

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
842	Series 2388, Class FB, VAR, 0.849%, 01/15/29	847
1,615	Series 2391, Class QR, 5.500%, 12/15/16	1,725
464	Series 2394, Class MC, 6.000%, 12/15/16	496
901	Series 2399, Class OH, 6.500%, 01/15/32	986
1,507	Series 2399, Class TH, 6.500%, 01/15/32	1,648
1,620	Series 2410, Class NG, 6.500%, 02/15/32	1,788
909	Series 2410, Class OE, 6.375%, 02/15/32	1,002
2,004	Series 2410, Class QS, IF, 18.854%, 02/15/32	2,996
583	Series 2410, Class QX, IF, IO, 8.402%, 02/15/32	145
1,969	Series 2412, Class SP, IF, 15.603%, 02/15/32	2,585
4,237	Series 2418, Class FO, VAR, 1.149%, 02/15/32	4,280
1,823	Series 2420, Class XK, 6.500%, 02/15/32	1,988
1,082	Series 2423, Class MC, 7.000%, 03/15/32	1,281
1,427	Series 2423, Class MT, 7.000%, 03/15/32	1,600
1,697	Series 2423, Class TB, 6.500%, 03/15/32	1,860
445	Series 2425, Class OB, 6.000%, 03/15/17	477
2,276	Series 2430, Class WF, 6.500%, 03/15/32	2,604
2,849	Series 2434, Class TC, 7.000%, 04/15/32	3,260
5,804	Series 2434, Class ZA, 6.500%, 04/15/32	6,612
1,797	Series 2435, Class CJ, 6.500%, 04/15/32	2,083
1,071	Series 2436, Class MC, 7.000%, 04/15/32	1,260
582	Series 2441, Class GF, 6.500%, 04/15/32	666
1,328	Series 2444, Class ES, IF, IO, 7.702%, 03/15/32	271
1,101	Series 2450, Class GZ, 7.000%, 05/15/32	1,304
866	Series 2450, Class SW, IF, IO, 7.751%, 03/15/32	177
2,148	Series 2455, Class GK, 6.500%, 05/15/32	2,442
320	Series 2458, Class QE, 5.500%, 06/15/17	342
1,646	Series 2458, Class ZM, 6.500%, 06/15/32	1,828
1,528	Series 2463, Class CE, 6.000%, 06/15/17	1,631
1,401	Series 2466, Class DH, 6.500%, 06/15/32	1,547
1,656	Series 2466, Class PG, 6.500%, 04/15/32	1,727
1,400	Series 2466, Class PH, 6.500%, 06/15/32	1,604
1,774	Series 2474, Class NR, 6.500%, 07/15/32	1,988
4,459	Series 2475, Class S, IF, IO, 7.751%, 02/15/32	728
2,754	Series 2484, Class LZ, 6.500%, 07/15/32	3,148
206	Series 2488, Class WS, IF, 16.173%, 08/15/17	249
4,499	Series 2500, Class MC, 6.000%, 09/15/32	4,921

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
575	Series 2508, Class AQ, 5.500%, 10/15/17	619
4,073	Series 2512, Class PG, 5.500%, 10/15/22	4,439
902	Series 2515, Class DE, 4.000%, 03/15/32	919
1,019	Series 2515, Class MG, 4.000%, 09/15/17	1,056
609	Series 2518, Class PX, 5.500%, 09/15/13	619
1,385	Series 2535, Class BK, 5.500%, 12/15/22	1,521
2,848	Series 2537, Class TE, 5.500%, 12/15/17	3,050
1,342	Series 2543, Class LX, 5.000%, 12/15/17	1,433
5,462	Series 2543, Class YX, 6.000%, 12/15/32	6,104
2,932	Series 2544, Class HC, 6.000%, 12/15/32	3,258
2,730	Series 2549, Class ZG, 5.000%, 01/15/18	2,836
3,626	Series 2552, Class ME, 6.000%, 01/15/33	4,003
1,904	Series 2567, Class QD, 6.000%, 02/15/33	2,158
15,000	Series 2568, Class KG, 5.500%, 02/15/23	16,398
1,787	Series 2571, Class FY, VAR, 0.998%, 12/15/32	1,804
298	Series 2571, Class SK, HB, IF, 33.428%, 09/15/23	547
1,054	Series 2571, Class SY, IF, 18.004%, 12/15/32	1,773
1,790	Series 2574, Class HP, 5.000%, 02/15/18	1,912
8,791	Series 2575, Class ME, 6.000%, 02/15/33	9,940
1,416	Series 2586, Class HD, 5.500%, 03/15/23	1,657
1,302	Series 2586, Class WI, IO, 6.500%, 03/15/33	240
288	Series 2594, Class VQ, 6.000%, 08/15/20	288
1,420	Series 2595, Class HC, 5.500%, 04/15/23	1,675
2,051	Series 2596, Class QG, 6.000%, 03/15/33	2,290
704	Series 2597, Class AD, 6.500%, 03/15/32	718
264	Series 2597, Class DS, IF, IO, 7.301%, 02/15/33	12
332	Series 2599, Class DS, IF, IO, 6.752%, 02/15/33	13
771	Series 2610, Class DS, IF, IO, 6.851%, 03/15/33	18
1,214	Series 2611, Class UH, 4.500%, 05/15/18	1,284
3,018	Series 2617, Class GR, 4.500%, 05/15/18	3,216
99	Series 2619, Class HR, 3.500%, 11/15/31	101
14	Series 2619, Class IM, IO, 5.000%, 10/15/21	—	(h)
3,672	Series 2626, Class NS, IF, IO, 6.302%, 06/15/23	269
1,460	Series 2629, Class BY, IO, 4.500%, 03/15/18	83
6,370	Series 2631, Class LC, 4.500%, 06/15/18	6,808
5,482	Series 2631, Class SA, IF, 14.394%, 06/15/33	6,813
10,037	Series 2636, Class Z, 4.500%, 06/15/18	10,690
1,326	Series 2637, Class SA, IF, IO, 5.852%, 06/15/18	140

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
733	Series 2638, Class DS, IF, 8.351%, 07/15/23	785
939	Series 2640, Class UG, IO, 5.000%, 01/15/32	50
3,759	Series 2640, Class UP, IO, 5.000%, 01/15/32	186
11	Series 2640, Class UR, IO, 4.500%, 08/15/17	—	(h)
798	Series 2640, Class VE, 3.250%, 07/15/22	811
525	Series 2642, Class SL, IF, 6.666%, 07/15/33	532
379	Series 2649, Class QE, 4.500%, 08/15/17	379
620	Series 2650, Class PO, PO, 12/15/32	588
2,903	Series 2650, Class SO, PO, 12/15/32	2,755
9,756	Series 2651, Class VZ, 4.500%, 07/15/18	10,381
7,827	Series 2653, Class PZ, 5.000%, 07/15/33	9,432
3,337	Series 2655, Class EO, PO, 02/15/33	3,265
529	Series 2658, Class PE, 4.500%, 11/15/16	532
270	Series 2667, Class SW, IF, 6.561%, 01/15/18	272
1,749	Series 2671, Class S, IF, 14.303%, 09/15/33	2,171
3,598	Series 2672, Class ME, 5.000%, 11/15/22	3,806
10,137	Series 2675, Class CK, 4.000%, 09/15/18	10,747
8,000	Series 2677, Class LE, 4.500%, 09/15/18	8,750
1,632	Series 2682, Class YS, IF, 8.598%, 10/15/33	1,621
16,709	Series 2684, Class PO, PO, 01/15/33	16,367
253	Series 2686, Class NS, IF, IO, 7.351%, 10/15/21	3
8,786	Series 2690, Class SJ, IF, 8.777%, 10/15/33	8,792
395	Series 2691, Class SM, IF, 8.777%, 10/15/33	396
540	Series 2691, Class WS, IF, 8.627%, 10/15/33	540
1,884	Series 2692, Class SC, IF, 12.790%, 07/15/33	2,210
71	Series 2694, Class SQ, IF, 8.598%, 10/15/33	71
605	Series 2695, Class DE, 4.000%, 01/15/17	610
1,255	Series 2695, Class OB, PO, 10/15/33	1,218
343	Series 2696, Class CO, PO, 10/15/18	337
432	Series 2698, Class SV, IF, 8.627%, 11/15/33	434
2,770	Series 2700, Class S, IF, 8.627%, 11/15/33	2,762
1,703	Series 2702, Class PC, 5.000%, 01/15/23	1,788
678	Series 2705, Class SC, IF, 8.627%, 11/15/33	676
1,087	Series 2705, Class SD, IF, 8.680%, 11/15/33	1,075
7,400	Series 2707, Class QE, 4.500%, 11/15/18	8,122
5,000	Series 2709, Class PG, 5.000%, 11/15/23	5,665
2,000	Series 2710, Class HB, 5.500%, 11/15/23	2,251
2,240	Series 2715, Class OG, 5.000%, 01/15/23	2,372
3,811	Series 2716, Class UN, 4.500%, 12/15/23	4,176
1,677	Series 2720, Class PC, 5.000%, 12/15/23	1,817
2,670	Series 2725, Class OP, PO, 10/15/33	2,614
8,274	Series 2727, Class BS, IF, 8.702%, 01/15/34	8,254
10,505	Series 2733, Class SB, IF, 7.786%, 10/15/33	11,224

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,014	Series 2743, Class HD, 4.500%, 08/15/17	1,031
5,000	Series 2743, Class HE, 4.500%, 02/15/19	5,452
2,471	Series 2744, Class PE, 5.500%, 02/15/34	2,685
4,412	Series 2744, Class TU, 5.500%, 05/15/32	4,661
2,332	Series 2748, Class KO, PO, 10/15/23	2,256
781	Series 2755, Class PA, PO, 02/15/29	776
1,479	Series 2755, Class SA, IF, 13.703%, 05/15/30	1,611
3,637	Series 2758, Class AO, PO, 03/15/19	3,510
2,370	Series 2770, Class TW, 4.500%, 03/15/19	2,610
22	Series 2771, Class FG, VAR, 0.000%, 03/15/34	22
4,416	Series 2777, Class KO, PO, 02/15/33	4,359
801	Series 2778, Class US, IF, IO, 6.951%, 06/15/33	11
249	Series 2780, Class JG, 4.500%, 04/15/19	254
895	Series 2780, Class SY, IF, 15.953%, 11/15/33	1,147
5,672	Series 2802, Class OH, 6.000%, 05/15/34	6,639
329	Series 2809, Class UB, 4.000%, 09/15/17	331
2,000	Series 2809, Class UC, 4.000%, 06/15/19	2,135
535	Series 2812, Class AB, 4.500%, 10/15/18	547
2,346	Series 2812, Class NO, PO, 10/15/33	2,237
4,751	Series 2827, Class QE, 5.500%, 03/15/33	4,974
2,388	Series 2835, Class BO, PO, 12/15/28	2,339
472	Series 2835, Class QO, PO, 12/15/32	448
397	Series 2840, Class JO, PO, 06/15/23	388
412	Series 2863, Class JA, 4.500%, 09/15/19	422
1,482	Series 2864, Class GB, 4.000%, 09/15/19	1,573
216	Series 2903, Class UZ, 5.500%, 07/15/31	216
2,860	Series 2903, Class Z, 5.000%, 12/15/24	3,156
6,102	Series 2921, Class MD, 5.000%, 06/15/33	6,293
7,690	Series 2922, Class JN, 4.500%, 02/15/20	8,064
1,856	Series 2929, Class MS, HB, IF, 27.067%, 02/15/35	3,080
11,613	Series 2934, Class EC, PO, 02/15/20	11,218
511	Series 2934, Class EN, PO, 02/15/18	505
3,459	Series 2934, Class HI, IO, 5.000%, 02/15/20	342
2,412	Series 2934, Class KI, IO, 5.000%, 02/15/20	238
1,283	Series 2945, Class SA, IF, 11.847%, 03/15/20	1,508
2,319	Series 2965, Class GD, 4.500%, 04/15/20	2,561
1,132	Series 2967, Class S, HB, IF, 32.458%, 04/15/25	1,860
10,244	Series 2968, Class EH, 6.000%, 04/15/35	12,342
5,000	Series 2968, Class MD, 5.500%, 12/15/33	5,433

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
3,372	Series 2981, Class FA, VAR, 0.649%, 05/15/35	3,365
3,207	Series 2988, Class AF, VAR, 0.549%, 06/15/35	3,190
1,138	Series 2988, Class GS, IF, 16.004%, 06/15/35	1,291
128	Series 2988, Class SD, IF, 15.879%, 03/15/35	136
546	Series 2989, Class PO, PO, 06/15/23	534
1,772	Series 2990, Class GO, PO, 02/15/35	1,639
4,721	Series 2990, Class LK, VAR, 0.619%, 10/15/34	4,716
3,723	Series 2990, Class SL, HB, IF, 23.582%, 06/15/34	5,704
1,307	Series 2990, Class WP, IF, 16.387%, 06/15/35	1,656
3,614	Series 2991, Class EG, 5.500%, 11/15/34	3,764
5,000	Series 2992, Class LB, 5.000%, 06/15/20	5,635
9,117	Series 2995, Class FK, VAR, 0.498%, 05/15/34	9,095
215	Series 2996, Class SL, IF, 15.148%, 06/15/35	218
5,394	Series 2999, Class NC, 4.500%, 12/15/18	5,491
4,500	Series 2999, Class ND, 4.500%, 07/15/20	4,919
382	Series 3007, Class AI, IO, 5.500%, 07/15/24	26
8,143	Series 3013, Class AF, VAR, 0.498%, 05/15/35	8,108
272	Series 3014, Class OD, PO, 08/15/35	261
631	Series 3022, Class SX, IF, 16.254%, 08/15/25	887
1,694	Series 3029, Class SO, PO, 09/15/35	1,623
113	Series 3034, Class FB, VAR, 0.000%, 09/15/35	112
4,120	Series 3042, Class PF, VAR, 0.498%, 08/15/35	4,099
4	Series 3044, Class GU, VAR, 0.000%, 10/15/35	4
38	Series 3044, Class VO, PO, 10/15/35	38
1,548	Series 3047, Class OB, 5.500%, 12/15/33	1,628
17,943	Series 3049, Class XF, VAR, 0.599%, 05/15/33	17,912
1,356	Series 3051, Class DP, HB, IF, 26.935%, 10/15/25	2,145
62	Series 3058, Class YO, PO, 10/15/35	61
873	Series 3064, Class OB, 5.500%, 07/15/29	888
1,509	Series 3064, Class SG, IF, 19.172%, 11/15/35	2,286
5,744	Series 3065, Class DF, VAR, 0.628%, 04/15/35	5,739

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
717	Series 3068, Class AO, PO, 01/15/35	707
3,761	Series 3077, Class TO, PO, 04/15/35	3,483
5,886	Series 3085, Class WF, VAR, 1.048%, 08/15/35	5,930
352	Series 3100, Class MA, VAR, 3.808%, 12/15/35	345
7,916	Series 3101, Class UZ, 6.000%, 01/15/36	9,092
6,407	Series 3102, Class FB, VAR, 0.549%, 01/15/36	6,394
697	Series 3102, Class HS, HB, IF, 23.655%, 01/15/36	1,097
7,567	Series 3117, Class AO, PO, 02/15/36	7,269
1,553	Series 3117, Class EO, PO, 02/15/36	1,472
2,423	Series 3117, Class OG, PO, 02/15/36	2,319
1,485	Series 3117, Class OK, PO, 02/15/36	1,428
4,616	Series 3122, Class OH, PO, 03/15/36	4,421
4,311	Series 3122, Class OP, PO, 03/15/36	4,039
131	Series 3122, Class ZB, 6.000%, 03/15/36	151
602	Series 3134, Class PO, PO, 03/15/36	573
4,335	Series 3137, Class XP, 6.000%, 04/15/36	4,888
3,277	Series 3138, Class PO, PO, 04/15/36	3,129
8,662	Series 3147, Class PO, PO, 04/15/36	8,289
515	Series 3149, Class SO, PO, 05/15/36	478
1,915	Series 3151, Class PO, PO, 05/15/36	1,811
3,839	Series 3153, Class EO, PO, 05/15/36	3,653
794	Series 3162, Class OB, 6.000%, 11/15/30	800
2,400	Series 3164, Class MG, 6.000%, 06/15/36	2,733
6,360	Series 3171, Class MO, PO, 06/15/36	6,035
1,104	Series 3174, Class PX, 5.000%, 06/15/17	1,211
2,799	Series 3179, Class OA, PO, 07/15/36	2,656
3,949	Series 3181, Class AZ, 6.500%, 07/15/36	4,673
6,490	Series 3184, Class OA, PO, 02/15/33	6,379
7,300	Series 3189, Class PC, 6.000%, 08/15/35	8,024
2,540	Series 3194, Class SA, IF, IO, 6.851%, 07/15/36	391
6,218	Series 3195, Class PD, 6.500%, 07/15/36	6,962
13,250	Series 3200, Class AY, 5.500%, 08/15/36	14,996
2,771	Series 3200, Class PO, PO, 08/15/36	2,640
27,540	Series 3202, Class HI, IF, IO, 6.401%, 08/15/36	4,681
1,315	Series 3213, Class OA, PO, 09/15/36	1,248
1,006	Series 3218, Class AO, PO, 09/15/36	959
7,000	Series 3218, Class BE, 6.000%, 09/15/35	7,812
8,956	Series 3219, Class DI, IO, 6.000%, 04/15/36	1,313
2,874	Series 3225, Class EO, PO, 10/15/36	2,731
3,773	Series 3232, Class ST, IF, IO, 6.451%, 10/15/36	576

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,117	Series 3233, Class OP, PO, 05/15/36	1,050
358	Series 3253, Class A, 5.000%, 08/15/20	368
15,657	Series 3253, Class PO, PO, 12/15/21	15,145
1,149	Series 3256, Class PO, PO, 12/15/36	1,091
2,223	Series 3260, Class CS, IF, IO, 5.892%, 01/15/37	311
1,115	Series 3261, Class OA, PO, 01/15/37	1,059
9,000	Series 3266, Class D, 5.000%, 01/15/22	9,886
8,200	Series 3274, Class B, 6.000%, 02/15/37	9,153
1,617	Series 3274, Class JO, PO, 02/15/37	1,490
4,548	Series 3275, Class FL, VAR, 0.689%, 02/15/37	4,537
5,500	Series 3284, Class CB, 5.000%, 03/15/22	6,287
2,368	Series 3286, Class PO, PO, 03/15/37	2,183
4,276	Series 3290, Class SB, IF, IO, 6.202%, 03/15/37	690
3,000	Series 3302, Class UT, 6.000%, 04/15/37	3,464
3,430	Series 3305, Class MG, IF, 2.468%, 07/15/34	3,563
6,644	Series 3315, Class HZ, 6.000%, 05/15/37	7,831
3,157	Series 3316, Class PO, PO, 05/15/37	2,973
266	Series 3318, Class AO, PO, 05/15/37	249
1,492	Series 3326, Class JO, PO, 06/15/37	1,377
5,000	Series 3329, Class JD, 6.000%, 06/15/36	5,718
2,258	Series 3329, Class WK, 6.000%, 12/15/31	2,304
2,039	Series 3331, Class PO, PO, 06/15/37	1,937
565	Series 3334, Class MC, 5.000%, 04/15/33	566
7,436	Series 3344, Class FT, VAR, 0.599%, 07/15/34	7,424
3,389	Series 3344, Class SL, IF, IO, 6.352%, 07/15/37	514
1,496	Series 3365, Class PO, PO, 09/15/37	1,407
2,977	Series 3369, Class VA, 6.000%, 07/15/18	3,141
1,264	Series 3371, Class FA, VAR, 0.849%, 09/15/37	1,268
1,880	Series 3373, Class TO, PO, 04/15/37	1,794
14,845	Series 3383, Class SA, IF, IO, 6.202%, 11/15/37	2,276
19,383	Series 3387, Class SA, IF, IO, 6.172%, 11/15/37	2,925
2,214	Series 3389, Class DQ, 5.750%, 10/15/35	2,389
4,740	Series 3393, Class JO, PO, 09/15/32	4,360
4,742	Series 3398, Class PO, PO, 01/15/36	4,599
4,000	Series 3402, Class NC, 5.000%, 12/15/22	4,464
20,055	Series 3404, Class SC, IF, IO, 5.752%, 01/15/38	2,718
1,069	Series 3422, Class SE, IF, 16.829%, 02/15/38	1,469

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
5,500	Series 3423, Class PB, 5.500%, 03/15/38	6,458
9,463	Series 3424, Class PI, IF, IO, 6.551%, 04/15/38	1,403
10,813	Series 3430, Class AI, IO, 1.417%, 09/15/12	52
495	Series 3443, Class SY, IF, 9.000%, 03/15/37	534
14,500	Series 3453, Class B, 5.500%, 05/15/38	15,873
6,554	Series 3455, Class SE, IF, IO, 5.951%, 06/15/38	917
2,553	Series 3461, Class LZ, 6.000%, 06/15/38	2,887
7,472	Series 3461, Class Z, 6.000%, 06/15/38	8,887
12,143	Series 3481, Class SJ, IF, IO, 5.601%, 08/15/38	1,624
7,500	Series 3493, Class LA, 4.000%, 10/15/23	8,152
6,500	Series 3501, Class CB, 5.500%, 01/15/39	7,115
9,923	Series 3505, Class SA, IF, IO, 5.752%, 01/15/39	1,250
2,711	Series 3510, Class OD, PO, 02/15/37	2,562
9,609	Series 3511, Class SA, IF, IO, 5.752%, 02/15/39	1,215
2,056	Series 3515, Class PI, IO, 5.500%, 07/15/37	236
2,605	Series 3523, Class SD, IF, 18.979%, 06/15/36	3,469
14,119	Series 3531, Class SA, IF, IO, 6.051%, 05/15/39	1,715
9,739	Series 3531, Class SM, IF, IO, 5.852%, 05/15/39	1,330
3,351	Series 3546, Class A, VAR, 5.345%, 02/15/39	3,571
11,027	Series 3549, Class FA, VAR, 1.449%, 07/15/39	11,091
4,842	Series 3564, Class JA, 4.000%, 01/15/18	5,114
5,750	Series 3607, Class AO, PO, 04/15/36	5,262
10,538	Series 3607, Class BO, PO, 04/15/36	9,644
4,440	Series 3607, Class EO, PO, 02/15/33	4,344
6,812	Series 3607, Class OP, PO, 07/15/37	6,336
12,031	Series 3607, Class PO, PO, 05/15/37	11,190
4,868	Series 3607, Class TO, PO, 10/15/39	4,581
15,240	Series 3608, Class SC, IF, IO, 6.001%, 12/15/39	2,125
9,966	Series 3611, Class PO, PO, 07/15/34	9,264
2,000	Series 3614, Class QB, 4.000%, 12/15/24	2,169
7,103	Series 3621, Class BO, PO, 01/15/40	6,739
4,600	Series 3632, Class BS, IF, 16.672%, 02/15/40	7,468
2,888	Series 3645, Class KZ, 5.500%, 08/15/36	3,306
6,800	Series 3654, Class DC, 5.000%, 04/15/30	7,727
4,039	Series 3654, Class VB, 5.500%, 10/15/27	4,625
3,766	Series 3659, Class VE, 5.000%, 03/15/26	4,204

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
11,677	Series 3666, Class VA, 5.500%, 12/15/22	12,946
23,930	Series 3680, Class MA, 4.500%, 07/15/39	25,949
7,000	Series 3684, Class CY, 4.500%, 06/15/25	7,796
17,873	Series 3687, Class MA, 4.500%, 02/15/37	19,121
7,927	Series 3688, Class CU, VAR, 6.801%, 11/15/21	9,130
29,530	Series 3688, Class GT, VAR, 7.158%, 11/15/46	34,887
79,456	Series 3704, Class CT, 7.000%, 12/15/36	93,255
35,497	Series 3704, Class DT, 7.500%, 11/15/36	41,529
32,989	Series 3704, Class ET, 7.500%, 12/15/36	37,924
21,660	Series 3740, Class SB, IF, IO, 5.752%, 10/15/40	4,288
22,161	Series 3740, Class SC, IF, IO, 5.752%, 10/15/40	4,391
50,068	Series 3747, Class HI, IO, 4.500%, 07/15/37	6,754
28,874	Series 3756, Class IP, IO, 4.000%, 08/15/35	2,010
38,720	Series 3759, Class HI, IO, 4.000%, 08/15/37	4,358
32,138	Series 3760, Class GI, IO, 4.000%, 10/15/37	3,137
23,010	Series 3760, Class NI, IO, 4.000%, 10/15/37	2,236
18,119	Series 3779, Class IH, IO, 4.000%, 11/15/34	1,798
14,618	Series 3795, Class EI, IO, 5.000%, 10/15/39	2,202
7,003	Series 3798, Class BF, VAR, 0.549%, 06/15/24	7,003
11,669	Series 3800, Class AI, IO, 4.000%, 11/15/29	1,149
66,964	Series 3802, Class LS, IF, IO, 4.270%, 01/15/40	3,386
33,398	Series 3804, Class FN, VAR, 0.698%, 03/15/39	33,424
31,692	Series 3819, Class ZQ, 6.000%, 04/15/36	36,907
9,729	Series 3852, Class QN, IF, 5.500%, 05/15/41	11,113
24,202	Series 3852, Class TP, IF, 5.500%, 05/15/41	28,086
8,536	Series 3860, Class PZ, 5.000%, 05/15/41	9,916
8,733	Series 3895, Class WA, VAR, 5.702%, 10/15/38	9,748
9,200	Series 3920, Class LP, 5.000%, 01/15/34	10,319
29,378	Series 3925, Class FL, VAR, 0.698%, 01/15/41	29,326
25,552	Series 3957, Class B, 4.000%, 11/15/41	27,151
10,888	Series 3966, Class NA, 4.000%, 12/15/41	11,585
14,604	Series R006, Class ZA, 6.000%, 04/15/36	17,007
19,751	Series R007, Class ZA, 6.000%, 05/15/36	23,171
	Federal Home Loan Mortgage Corp. STRIPS,
6	Series 134, Class B, IO, 9.000%, 04/01/22	1
3,985	Series 197, Class PO, PO, 04/01/28	3,677
11,144	Series 233, Class 11, IO, 5.000%, 09/15/35	1,376

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
9,024	Series 233, Class 12, IO, 5.000%, 09/15/35	1,120
17,549	Series 233, Class 13, IO, 5.000%, 09/15/35	2,160
51,388	Series 239, Class S30, IF, IO, 7.451%, 08/15/36	7,728
5,072	Series 243, Class 16, IO, 4.500%, 11/15/20	448
3,241	Series 243, Class 17, IO, 4.500%, 12/15/20	294
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
1,248	Series T-41, Class 3A, VAR, 6.987%, 07/25/32	1,436
5,197	Series T-42, Class A5, 7.500%, 02/25/42	6,256
3,685	Series T-48, Class 1A, VAR, 6.294%, 07/25/33	4,163
803	Series T-51, Class 2A, VAR, 7.500%, 08/25/42	949
4,862	Series T-54, Class 2A, 6.500%, 02/25/43	5,427
1,686	Series T-54, Class 3A, 7.000%, 02/25/43	1,971
11,895	Series T-56, Class A5, 5.231%, 05/25/43	12,954
1,341	Series T-57, Class 1A3, 7.500%, 07/25/43	1,547
510	Series T-57, Class 1AP, PO, 07/25/43	371
6,650	Series T-58, Class 4A, 7.500%, 09/25/43	7,818
622	Series T-58, Class APO, PO, 09/25/43	517
6,468	Series T-59, Class 1A2, 7.000%, 10/25/43	7,336
705	Series T-59, Class 1AP, PO, 10/25/43	501
32,358	Series T-76, Class 2A, VAR, 4.749%, 10/25/37	33,148
	Federal National Mortgage Association - ACES,
21,500	Series 2010-M1, Class A2, 4.450%, 09/25/19	23,883
8,000	Series 2010-M3, Class A3, VAR, 4.332%, 03/25/20	8,851
6,910	Series 2010-M7, Class A2, 3.655%, 11/25/20	7,411
10,000	Series 2011-M1, Class A3, 3.763%, 06/25/21	10,724
8,664	Series 2011-M2, Class A2, 3.645%, 07/25/21	9,316
58,500	Series 2011-M2, Class A3, 3.764%, 07/25/21	63,565
32,200	Series 2011-M4, Class A2, 3.726%, 06/25/21	34,878
6,845	Series 2011-M8, Class A2, 2.922%, 08/25/21	7,017
	Federal National Mortgage Association Grantor Trust,
2,331	Series 1999-T2, Class A1, VAR, 7.500%, 01/19/39	2,638

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — Continued
2,810		Series 2001-T10, Class A2, 7.500%, 12/25/41	3,254
2,678		Series 2001-T3, Class A1, 7.500%, 11/25/40	3,138
3,044		Series 2002-T16, Class A2, 7.000%, 07/25/42	3,557
917		Series 2004-T1, Class 1A2, 6.500%, 01/25/44	1,035
6,731		Series 2004-T2, Class 1A4, 7.500%, 11/25/43	7,970
3,665		Series 2004-T2, Class 2A, VAR, 3.459%, 07/25/43	3,915
9,387		Series 2004-T3, Class 1A2, 6.500%, 02/25/44	10,869
3,704		Series 2004-T3, Class 1A3, 7.000%, 02/25/44	4,281
971		Series 2004-T3, Class PT1, VAR, 8.102%, 01/25/44	1,131
		Federal National Mortgage Association REMICS,
17		Series 1988-7, Class Z, 9.250%, 04/25/18	20
75		Series 1989-70, Class G, 8.000%, 10/25/19	86
28		Series 1989-78, Class H, 9.400%, 11/25/19	32
32		Series 1989-83, Class H, 8.500%, 11/25/19	37
31		Series 1989-89, Class H, 9.000%, 11/25/19	37
19		Series 1990-1, Class D, 8.800%, 01/25/20	22
9		Series 1990-7, Class B, 8.500%, 01/25/20	10
10		Series 1990-60, Class K, 5.500%, 06/25/20	11
17		Series 1990-63, Class H, 9.500%, 06/25/20	19
12		Series 1990-93, Class G, 5.500%, 08/25/20	13
—	(h)	Series 1990-94, Class H, HB, 505.000%, 08/25/20	2
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	6
86		Series 1990-102, Class J, 6.500%, 08/25/20	95
67		Series 1990-120, Class H, 9.000%, 10/25/20	78
10		Series 1990-134, Class SC, HB, IF, 21.225%, 11/25/20	15
—	(h)	Series 1990-140, Class K, HB, 652.145%, 12/25/20	9
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	1
20		Series 1991-24, Class Z, 5.000%, 03/25/21	22
21		Series 1991-42, Class S, IF, 17.238%, 05/25/21	29
2		Series 1992-101, Class J, 7.500%, 06/25/22	2
570		Series 1992-117, Class MA, 8.000%, 07/25/22	662

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
95	Series 1992-136, Class PK, 6.000%, 08/25/22	106
105	Series 1992-143, Class MA, 5.500%, 09/25/22	117
656	Series 1992-150, Class M, 8.000%, 09/25/22	760
234	Series 1992-163, Class M, 7.750%, 09/25/22	273
328	Series 1992-188, Class PZ, 7.500%, 10/25/22	380
159	Series 1993-21, Class KA, 7.700%, 03/25/23	185
404	Series 1993-25, Class J, 7.500%, 03/25/23	470
62	Series 1993-27, Class SA, IF, 15.500%, 02/25/23	90
978	Series 1993-37, Class PX, 7.000%, 03/25/23	1,124
347	Series 1993-54, Class Z, 7.000%, 04/25/23	399
3,912	Series 1993-56, Class PZ, 7.000%, 05/25/23	4,522
167	Series 1993-62, Class SA, IF, 17.684%, 04/25/23	246
2,018	Series 1993-99, Class Z, 7.000%, 07/25/23	2,299
93	Series 1993-122, Class M, 6.500%, 07/25/23	105
1,908	Series 1993-136, Class ZB, VAR, 6.792%, 07/25/23	2,180
2,962	Series 1993-141, Class Z, 7.000%, 08/25/23	3,375
86	Series 1993-165, Class SD, IF, 12.266%, 09/25/23	109
108	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	137
14	Series 1993-167, Class GA, 7.000%, 09/25/23	14
155	Series 1993-178, Class PK, 6.500%, 09/25/23	175
72	Series 1993-179, Class SB, HB, IF, 24.408%, 10/25/23	121
48	Series 1993-179, Class SC, IF, 10.500%, 10/25/23	59
2,853	Series 1993-183, Class KA, 6.500%, 10/25/23	3,202
1,164	Series 1993-189, Class PL, 6.500%, 10/25/23	1,307
190	Series 1993-199, Class FA, VAR, 0.800%, 10/25/23	191
137	Series 1993-205, Class H, PO, 09/25/23	130
98	Series 1993-220, Class SG, IF, 15.500%, 11/25/13	108
69	Series 1993-225, Class SG, HB, IF, 26.464%, 12/25/13	79

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
213	Series 1993-225, Class UB, 6.500%, 12/25/23	233
61	Series 1993-230, Class FA, VAR, 0.850%, 12/25/23	61
202	Series 1993-247, Class FE, VAR, 1.250%, 12/25/23	206
247	Series 1993-247, Class SA, HB, IF, 25.603%, 12/25/23	412
94	Series 1993-247, Class SU, IF, 11.729%, 12/25/23	110
702	Series 1993-250, Class Z, 7.000%, 12/25/23	743
734	Series 1993-257, Class C, PO, 06/25/23	733
15	Series 1994-9, Class E, PO, 11/25/23	15
811	Series 1994-37, Class L, 6.500%, 03/25/24	932
3,877	Series 1994-40, Class Z, 6.500%, 03/25/24	4,369
5,986	Series 1994-62, Class PK, 7.000%, 04/25/24	6,982
2,731	Series 1994-63, Class PK, 7.000%, 04/25/24	3,067
121	Series 1995-2, Class Z, 8.500%, 01/25/25	141
373	Series 1995-19, Class Z, 6.500%, 11/25/23	444
1,468	Series 1996-14, Class SE, IF, IO, 8.740%, 08/25/23	319
57	Series 1996-27, Class FC, VAR, 0.750%, 03/25/17	58
1,169	Series 1996-48, Class Z, 7.000%, 11/25/26	1,362
150	Series 1996-59, Class J, 6.500%, 08/25/22	168
99	Series 1996-59, Class K, 6.500%, 07/25/23	101
332	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	14
1,137	Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	53
242	Series 1997-27, Class J, 7.500%, 04/18/27	272
262	Series 1997-29, Class J, 7.500%, 04/20/27	297
799	Series 1997-32, Class PG, 6.500%, 04/25/27	922
1,025	Series 1997-39, Class PD, 7.500%, 05/20/27	1,195
153	Series 1997-42, Class EN, 7.250%, 07/18/27	157
83	Series 1997-42, Class ZC, 6.500%, 07/18/27	94
1,379	Series 1997-61, Class ZC, 7.000%, 02/25/23	1,565
376	Series 1997-81, Class PI, IO, 7.000%, 12/18/27	63
39	Series 1998-4, Class C, PO, 04/25/23	37
882	Series 1998-36, Class ZB, 6.000%, 07/18/28	966
283	Series 1998-43, Class SA, IF, IO, 19.010%, 04/25/23	132
430	Series 1998-66, Class SB, IF, IO, 7.906%, 12/25/28	87

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
270	Series 1999-17, Class C, 6.350%, 04/25/29	308
1,607	Series 1999-18, Class Z, 5.500%, 04/18/29	1,761
447	Series 1999-38, Class SK, IF, IO, 7.806%, 08/25/23	63
134	Series 1999-52, Class NS, HB, IF, 22.697%, 10/25/23	216
356	Series 1999-62, Class PB, 7.500%, 12/18/29	422
1,909	Series 2000-2, Class ZE, 7.500%, 02/25/30	2,261
530	Series 2000-20, Class SA, IF, IO, 8.856%, 07/25/30	146
85	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	20
660	Series 2001-4, Class PC, 7.000%, 03/25/21	718
232	Series 2001-5, Class OW, 6.000%, 03/25/16	239
304	Series 2001-7, Class PF, 7.000%, 03/25/31	359
686	Series 2001-7, Class PR, 6.000%, 03/25/16	711
671	Series 2001-10, Class PR, 6.000%, 04/25/16	694
804	Series 2001-30, Class PM, 7.000%, 07/25/31	950
1,899	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	424
1,476	Series 2001-36, Class DE, 7.000%, 08/25/31	1,745
1,851	Series 2001-44, Class MY, 7.000%, 09/25/31	2,187
538	Series 2001-44, Class PD, 7.000%, 09/25/31	636
345	Series 2001-44, Class PU, 7.000%, 09/25/31	408
4,450	Series 2001-48, Class Z, 6.500%, 09/25/21	4,946
496	Series 2001-49, Class Z, 6.500%, 09/25/31	567
237	Series 2001-52, Class KB, 6.500%, 10/25/31	271
583	Series 2001-52, Class XN, 6.500%, 11/25/15	622
3,848	Series 2001-60, Class PX, 6.000%, 11/25/31	4,340
1,088	Series 2001-60, Class QS, HB, IF, 23.646%, 09/25/31	1,858
2,746	Series 2001-61, Class Z, 7.000%, 11/25/31	3,246
726	Series 2001-71, Class MB, 6.000%, 12/25/16	776
1,281	Series 2001-71, Class QE, 6.000%, 12/25/16	1,366
169	Series 2001-72, Class SX, IF, 16.898%, 12/25/31	251
4,092	Series 2001-74, Class MB, 6.000%, 12/25/16	4,372
140	Series 2001-81, Class LO, PO, 01/25/32	135
1,332	Series 2002-1, Class G, 7.000%, 07/25/23	1,541
671	Series 2002-1, Class HC, 6.500%, 02/25/22	717

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
476	Series 2002-1, Class SA, HB, IF, 24.395%, 02/25/32	835
202	Series 2002-1, Class UD, HB, IF, 23.625%, 12/25/23	331
1,080	Series 2002-2, Class UC, 6.000%, 02/25/17	1,156
2,823	Series 2002-3, Class OG, 6.000%, 02/25/17	3,011
2,840	Series 2002-5, Class PK, 6.000%, 02/25/22	3,241
494	Series 2002-7, Class OG, 6.000%, 03/25/17	527
1,641	Series 2002-7, Class TG, 6.000%, 03/25/17	1,749
525	Series 2002-11, Class QG, 5.500%, 03/25/17	558
2,501	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	110
42	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	50
8,492	Series 2002-15, Class ZA, 6.000%, 04/25/32	9,532
2,668	Series 2002-16, Class PG, 6.000%, 04/25/17	2,889
2,751	Series 2002-18, Class PC, 5.500%, 04/25/17	2,843
499	Series 2002-19, Class PE, 6.000%, 04/25/17	532
109	Series 2002-21, Class LO, PO, 04/25/32	100
1,503	Series 2002-21, Class PE, 6.500%, 04/25/32	1,672
1,937	Series 2002-24, Class AJ, 6.000%, 04/25/17	2,105
2,828	Series 2002-28, Class PK, 6.500%, 05/25/32	3,233
998	Series 2002-31, Class S, IF, 18.734%, 05/25/17	1,275
1,271	Series 2002-37, Class Z, 6.500%, 06/25/32	1,401
5,847	Series 2002-38, Class QE, 6.000%, 06/25/17	6,232
769	Series 2002-42, Class C, 6.000%, 07/25/17	827
3,353	Series 2002-48, Class GH, 6.500%, 08/25/32	3,738
5,000	Series 2002-54, Class PG, 6.000%, 09/25/22	5,530
379	Series 2002-55, Class QE, 5.500%, 09/25/17	407
5,417	Series 2002-56, Class UC, 5.500%, 09/25/17	5,824
2,152	Series 2002-57, Class AE, 5.500%, 09/25/17	2,309
513	Series 2002-63, Class KC, 5.000%, 10/25/17	547
679	Series 2002-71, Class AP, 5.000%, 11/25/32	761
4,639	Series 2002-71, Class KM, 5.000%, 11/25/17	4,948
712	Series 2002-77, Class S, IF, 14.036%, 12/25/32	881
12,425	Series 2002-78, Class Z, 5.500%, 12/25/32	13,840
4,704	Series 2002-81, Class JO, PO, 04/25/32	4,667
1,615	Series 2002-83, Class CS, 6.881%, 08/25/23	1,858
1,743	Series 2002-84, Class VB, 5.500%, 04/25/15	1,813

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,296	Series 2002-90, Class A1, 6.500%, 06/25/42	1,510
111	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	3
5,256	Series 2002-94, Class BK, 5.500%, 01/25/18	5,644
1,091	Series 2003-9, Class NZ, 6.500%, 02/25/33	1,246
1,404	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	237
5,000	Series 2003-17, Class EQ, 5.500%, 03/25/23	5,724
4,550	Series 2003-22, Class UD, 4.000%, 04/25/33	4,949
8,000	Series 2003-23, Class EQ, 5.500%, 04/25/23	9,133
3,048	Series 2003-23, Class PG, 5.500%, 01/25/32	3,124
316	Series 2003-27, Class DW, 4.500%, 04/25/17	320
1,349	Series 2003-32, Class KC, 5.000%, 05/25/18	1,445
5,065	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	1,025
2,325	Series 2003-34, Class AX, 6.000%, 05/25/33	2,615
2,256	Series 2003-34, Class ED, 6.000%, 05/25/33	2,712
640	Series 2003-34, Class GB, 6.000%, 03/25/33	746
1,199	Series 2003-34, Class GE, 6.000%, 05/25/33	1,442
615	Series 2003-35, Class EA, PO, 05/25/33	589
587	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	105
1,960	Series 2003-39, Class LW, 5.500%, 05/25/23	2,222
2,800	Series 2003-41, Class PE, 5.500%, 05/25/23	3,133
987	Series 2003-42, Class GB, 4.000%, 05/25/33	1,057
573	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	27
2,715	Series 2003-47, Class PE, 5.750%, 06/25/33	3,138
999	Series 2003-52, Class SX, HB, IF, 22.218%, 10/25/31	1,642
3,285	Series 2003-56, Class AZ, 5.500%, 08/25/31	3,371
1,685	Series 2003-64, Class SX, IF, 13.081%, 07/25/33	2,104
5,000	Series 2003-67, Class TJ, 4.750%, 07/25/18	5,426
5	Series 2003-67, Class VQ, 7.000%, 01/25/19	5
94	Series 2003-68, Class QP, 3.000%, 07/25/22	95
3,251	Series 2003-71, Class DS, IF, 7.110%, 08/25/33	3,180
14,259	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	2,092

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
5,000	Series 2003-73, Class HC, 5.500%, 08/25/33	5,751
1,582	Series 2003-73, Class HF, VAR, 0.694%, 01/25/31	1,583
349	Series 2003-74, Class SH, IF, 9.731%, 08/25/33	385
1,957	Series 2003-76, Class SH, IF, 13.712%, 09/25/31	2,242
4,473	Series 2003-80, Class SY, IF, IO, 7.406%, 06/25/23	549
6,199	Series 2003-81, Class HC, 4.750%, 09/25/18	6,627
1,580	Series 2003-81, Class LC, 4.500%, 09/25/18	1,695
1,866	Series 2003-82, Class VB, 5.500%, 08/25/33	2,049
6,907	Series 2003-83, Class PG, 5.000%, 06/25/23	7,376
1,099	Series 2003-91, Class SD, IF, 12.093%, 09/25/33	1,243
290	Series 2003-92, Class GA, 4.500%, 09/25/18	291
21	Series 2003-92, Class SH, IF, 9.201%, 09/25/18	21
19,044	Series 2003-105, Class AZ, 5.500%, 10/25/33	21,805
5,691	Series 2003-116, Class SB, IF, IO, 7.356%, 11/25/33	1,089
5,361	Series 2003-117, Class JB, 3.500%, 06/25/33	5,610
2,240	Series 2003-122, Class TE, 5.000%, 12/25/22	2,371
561	Series 2003-128, Class KE, 4.500%, 01/25/14	575
3,300	Series 2003-128, Class NG, 4.000%, 01/25/19	3,526
1,908	Series 2003-130, Class CS, IF, 13.612%, 12/25/33	2,302
938	Series 2003-130, Class SX, IF, 11.154%, 01/25/34	1,051
960	Series 2003-131, Class SK, IF, 15.712%, 01/25/34	1,226
479	Series 2003-132, Class OA, PO, 08/25/33	451
5,895	Series 2004-3, Class BE, 4.000%, 02/25/19	6,301
3,773	Series 2004-4, Class QI, IF, IO, 6.856%, 06/25/33	583
2,806	Series 2004-4, Class QM, IF, 13.712%, 06/25/33	3,448
2,484	Series 2004-10, Class SC, HB, IF, 27.624%, 02/25/34	3,586
768	Series 2004-14, Class SD, IF, 8.709%, 03/25/34	769

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
4,433	Series 2004-17, Class H, 5.500%, 04/25/34	5,019
1,000	Series 2004-21, Class AE, 4.000%, 04/25/19	1,071
1,113	Series 2004-21, Class CO, PO, 04/25/34	1,081
297	Series 2004-22, Class A, 4.000%, 04/25/19	300
3,275	Series 2004-25, Class PC, 5.500%, 01/25/34	3,704
3,692	Series 2004-25, Class SA, IF, 18.854%, 04/25/34	5,256
8,100	Series 2004-27, Class HB, 4.000%, 05/25/19	8,693
6,197	Series 2004-28, Class PF, VAR, 0.644%, 03/25/34	6,200
9,638	Series 2004-36, Class FA, VAR, 0.644%, 05/25/34	9,641
2,157	Series 2004-36, Class PC, 5.500%, 02/25/34	2,444
4,121	Series 2004-36, Class SA, IF, 18.854%, 05/25/34	5,820
1,482	Series 2004-36, Class SN, IF, 13.712%, 07/25/33	1,719
6,756	Series 2004-46, Class EP, PO, 03/25/34	6,456
2,171	Series 2004-46, Class HS, IF, IO, 5.756%, 05/25/30	65
996	Series 2004-46, Class QB, HB, IF, 23.024%, 05/25/34	1,468
864	Series 2004-46, Class SK, IF, 15.829%, 05/25/34	1,113
9,138	Series 2004-50, Class VZ, 5.500%, 07/25/34	10,634
957	Series 2004-51, Class SY, IF, 13.752%, 07/25/34	1,194
1,078	Series 2004-53, Class NC, 5.500%, 07/25/24	1,153
867	Series 2004-59, Class BG, PO, 12/25/32	825
465	Series 2004-61, Class CO, PO, 10/25/31	464
257	Series 2004-61, Class SH, HB, IF, 23.012%, 11/25/32	410
772	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	880
5,000	Series 2004-65, Class EY, 5.500%, 08/25/24	5,635
12,000	Series 2004-72, Class CB, 4.000%, 09/25/19	12,890
903	Series 2004-74, Class SW, IF, 15.009%, 11/25/31	1,222
2,064	Series 2004-76, Class CL, 4.000%, 10/25/19	2,187
3,630	Series 2004-79, Class S, IF, 19.129%, 08/25/32	4,981
1,218	Series 2004-79, Class SP, IF, 19.129%, 11/25/34	1,684
1,815	Series 2004-81, Class AC, 4.000%, 11/25/19	1,922
9,600	Series 2004-81, Class JG, 5.000%, 11/25/24	10,730

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
671	Series 2004-89, Class EA, IF, 12.776%, 01/25/34	766
1,285	Series 2004-92, Class BX, 5.500%, 09/25/34	1,428
83	Series 2004-92, Class JO, PO, 12/25/34	82
2,120	Series 2004-101, Class HD, 5.000%, 01/25/20	2,342
764	Series 2005-14, Class BA, 4.500%, 04/25/19	781
5,600	Series 2005-16, Class LE, 5.500%, 07/25/33	6,159
4,239	Series 2005-25, Class PF, VAR, 0.594%, 04/25/35	4,229
393	Series 2005-27, Class TH, 5.500%, 07/25/31	401
825	Series 2005-42, Class PS, IF, 16.390%, 05/25/35	1,121
471	Series 2005-45, Class BG, 4.500%, 06/25/25	475
274	Series 2005-52, Class PA, 6.500%, 06/25/35	298
3,816	Series 2005-56, Class S, IF, IO, 6.466%, 07/25/35	613
1,868	Series 2005-56, Class TP, IF, 17.418%, 08/25/33	2,600
1,247	Series 2005-57, Class CD, HB, IF, 24.210%, 01/25/35	1,836
348	Series 2005-57, Class DC, HB, IF, 20.982%, 12/25/34	447
6,213	Series 2005-57, Class EG, VAR, 0.544%, 03/25/35	6,201
1,000	Series 2005-59, Class SU, HB, IF, 24.280%, 06/25/35	1,779
1,103	Series 2005-66, Class SG, IF, 16.765%, 07/25/35	1,548
8,500	Series 2005-67, Class EY, 5.500%, 08/25/25	9,360
1,500	Series 2005-68, Class BC, 5.250%, 06/25/35	1,658
5,497	Series 2005-68, Class PG, 5.500%, 08/25/35	6,251
2,500	Series 2005-68, Class UC, 5.000%, 06/25/35	2,751
5,750	Series 2005-72, Class SB, IF, 16.265%, 08/25/35	7,558
1,680	Series 2005-73, Class PS, IF, 16.090%, 08/25/35	2,354
9,804	Series 2005-73, Class ZB, 5.500%, 08/25/35	11,088
1,436	Series 2005-74, Class CP, HB, IF, 23.855%, 05/25/35	2,290
6,259	Series 2005-74, Class CS, IF, 19.349%, 05/25/35	8,890
4,303	Series 2005-74, Class SK, IF, 19.459%, 05/25/35	6,126
907	Series 2005-75, Class SV, HB, IF, 23.224%, 09/25/35	1,391

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,576	Series 2005-84, Class XM, 5.750%, 10/25/35	7,447
2,218	Series 2005-90, Class ES, IF, 16.265%, 10/25/35	3,139
1,316	Series 2005-90, Class PO, PO, 09/25/35	1,256
5,292	Series 2005-93, Class MF, VAR, 0.494%, 08/25/34	5,271
11,471	Series 2005-106, Class US, HB, IF, 23.672%, 11/25/35	18,584
3,032	Series 2005-109, Class PB, 6.000%, 01/25/34	3,127
1,000	Series 2005-109, Class PC, 6.000%, 12/25/35	1,169
10,025	Series 2005-110, Class GJ, 5.500%, 11/25/30	10,348
17,500	Series 2005-110, Class GK, 5.500%, 08/25/34	19,375
5,659	Series 2005-110, Class GL, 5.500%, 12/25/35	6,669
1,757	Series 2005-110, Class MJ, 5.500%, 01/25/33	1,820
2,840	Series 2005-110, Class MN, 5.500%, 06/25/35	3,250
1,098	Series 2005-116, Class PB, 6.000%, 04/25/34	1,181
21,979	Series 2005-118, Class PN, 6.000%, 01/25/32	22,844
3,350	Series 2005-121, Class DX, 5.500%, 01/25/26	3,772
4,104	Series 2005-123, Class FG, VAR, 0.694%, 07/25/34	4,097
4,000	Series 2006-7, Class TC, 6.000%, 09/25/33	4,137
6,950	Series 2006-8, Class JZ, 5.500%, 03/25/36	8,039
1,128	Series 2006-11, Class PS, HB, IF, 23.672%, 03/25/36	1,672
6,950	Series 2006-12, Class BZ, 5.500%, 03/25/36	8,003
1,793	Series 2006-15, Class OT, PO, 01/25/36	1,735
3,908	Series 2006-16, Class FC, VAR, 0.544%, 03/25/36	3,900
6,950	Series 2006-16, Class HZ, 5.500%, 03/25/36	7,848
932	Series 2006-16, Class OA, PO, 03/25/36	890
2,231	Series 2006-22, Class AO, PO, 04/25/36	2,099
3,082	Series 2006-23, Class FK, VAR, 0.494%, 04/25/36	3,065
1,666	Series 2006-23, Class KO, PO, 04/25/36	1,594
4,395	Series 2006-27, Class OH, PO, 04/25/36	4,128
979	Series 2006-33, Class LS, HB, IF, 29.052%, 05/25/36	1,701

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
17,000	Series 2006-35, Class GD, 6.000%, 12/25/34	18,598
2,000	Series 2006-39, Class WC, 5.500%, 01/25/36	2,268
1,871	Series 2006-42, Class CF, VAR, 0.694%, 06/25/36	1,872
3,558	Series 2006-43, Class DO, PO, 06/25/36	3,391
1,228	Series 2006-43, Class PO, PO, 06/25/36	1,168
3,196	Series 2006-43, Class VB, 6.500%, 10/25/17	3,276
11,655	Series 2006-44, Class FP, VAR, 0.644%, 06/25/36	11,648
2,193	Series 2006-44, Class GO, PO, 06/25/36	2,059
6,511	Series 2006-44, Class P, PO, 12/25/33	6,207
2,846	Series 2006-46, Class FW, VAR, 0.644%, 06/25/36	2,844
455	Series 2006-46, Class SW, HB, IF, 23.305%, 06/25/36	670
2,000	Series 2006-46, Class UC, 5.500%, 12/25/35	2,265
7,800	Series 2006-50, Class JO, PO, 06/25/36	7,434
10,656	Series 2006-50, Class PS, PO, 06/25/36	10,154
10,412	Series 2006-53, Class US, IF, IO, 6.336%, 06/25/36	1,393
16,768	Series 2006-56, Class FC, VAR, 0.534%, 07/25/36	16,717
6,217	Series 2006-56, Class PF, VAR, 0.594%, 07/25/36	6,211
836	Series 2006-58, Class AP, PO, 07/25/36	768
2,185	Series 2006-58, Class FL, VAR, 0.704%, 07/25/36	2,186
7,507	Series 2006-58, Class IG, IF, IO, 6.276%, 07/25/36	1,133
1,351	Series 2006-58, Class PO, PO, 07/25/36	1,273
43	Series 2006-59, Class CO, PO, 08/25/35	43
3,567	Series 2006-59, Class QO, PO, 01/25/33	3,463
1,007	Series 2006-60, Class AK, HB, IF, 27.824%, 07/25/36	1,676
5,605	Series 2006-60, Class DO, PO, 04/25/35	5,267
1,078	Series 2006-62, Class PS, HB, IF, 38.436%, 07/25/36	1,907
10,107	Series 2006-63, Class ZH, 6.500%, 07/25/36	11,909
2,577	Series 2006-65, Class QO, PO, 07/25/36	2,420
1,718	Series 2006-66, Class NV, 6.500%, 02/25/24	1,759
16,063	Series 2006-71, Class ZL, 6.000%, 07/25/36	18,862
4,510	Series 2006-72, Class GO, PO, 08/25/36	4,264

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,271	Series 2006-72, Class TO, PO, 08/25/36	1,206
9,597	Series 2006-77, Class PC, 6.500%, 08/25/36	10,912
2,872	Series 2006-78, Class BZ, 6.500%, 08/25/36	3,366
8,020	Series 2006-79, Class DF, VAR, 0.594%, 08/25/36	8,008
1,899	Series 2006-79, Class DO, PO, 08/25/36	1,801
1,731	Series 2006-79, Class OP, PO, 08/25/36	1,596
1,428	Series 2006-85, Class MZ, 6.500%, 09/25/36	1,683
1,936	Series 2006-86, Class OB, PO, 09/25/36	1,830
1,807	Series 2006-90, Class AO, PO, 09/25/36	1,759
1,008	Series 2006-94, Class GK, HB, IF, 32.030%, 10/25/26	1,801
1,675	Series 2006-95, Class SG, HB, IF, 25.224%, 10/25/36	2,546
4,700	Series 2006-102, Class MD, 6.000%, 01/25/35	5,114
519	Series 2006-109, Class PO, PO, 11/25/36	492
5,320	Series 2006-110, Class PO, PO, 11/25/36	5,047
1,818	Series 2006-111, Class EO, PO, 11/25/36	1,726
2,730	Series 2006-113, Class PO, PO, 07/25/36	2,610
458	Series 2006-115, Class ES, HB, IF, 25.584%, 12/25/36	733
1,689	Series 2006-115, Class OK, PO, 12/25/36	1,607
13,031	Series 2006-117, Class GS, IF, IO, 6.406%, 12/25/36	2,289
4,341	Series 2006-118, Class A1, VAR, 0.304%, 12/25/36	4,293
14,268	Series 2006-118, Class A2, VAR, 0.304%, 12/25/36	13,578
1,741	Series 2006-119, Class PO, PO, 12/25/36	1,670
1,300	Series 2006-128, Class BP, 5.500%, 01/25/37	1,551
1,277	Series 2006-128, Class PO, PO, 01/25/37	1,200
5,589	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	838
724	Series 2007-1, Class SD, HB, IF, 37.536%, 02/25/37	1,172
192	Series 2007-2, Class FA, VAR, 0.444%, 02/25/37	191
1,760	Series 2007-2, Class HF, VAR, 0.594%, 08/25/36	1,757
5,478	Series 2007-7, Class SG, IF, IO, 6.256%, 08/25/36	835
6,713	Series 2007-10, Class FD, VAR, 0.494%, 02/25/37	6,682
22,878	Series 2007-14, Class ES, IF, IO, 6.196%, 03/25/37	3,283

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
2,184	Series 2007-14, Class OP, PO, 03/25/37	2,056
5,047	Series 2007-14, Class QD, 5.500%, 11/25/35	5,527
1,723	Series 2007-15, Class NO, PO, 03/25/22	1,646
12,766	Series 2007-16, Class FC, VAR, 0.994%, 03/25/37	12,732
2,698	Series 2007-18, Class MZ, 6.000%, 03/25/37	3,220
1,625	Series 2007-22, Class SC, IF, IO, 5.836%, 03/25/37	240
1,750	Series 2007-24, Class GW, 5.500%, 03/25/29	1,898
4,706	Series 2007-28, Class EO, PO, 04/25/37	4,344
3,728	Series 2007-29, Class SG, HB, IF, 21.853%, 04/25/37	5,920
12,803	Series 2007-35, Class SI, IF, IO, 5.856%, 04/25/37	1,768
1,819	Series 2007-42, Class AO, PO, 05/25/37	1,734
11,000	Series 2007-42, Class B, 6.000%, 05/25/37	12,800
4,778	Series 2007-43, Class FL, VAR, 0.544%, 05/25/37	4,761
815	Series 2007-47, Class PC, 5.000%, 07/25/33	827
19,807	Series 2007-53, Class SH, IF, IO, 5.856%, 06/25/37	2,850
27,402	Series 2007-54, Class FA, VAR, 0.644%, 06/25/37	27,394
4,064	Series 2007-54, Class WI, IF, IO, 5.856%, 06/25/37	573
35,683	Series 2007-60, Class AX, IF, IO, 6.906%, 07/25/37	6,345
2,812	Series 2007-62, Class SE, IF, 15.890%, 07/25/37	3,856
4,330	Series 2007-64, Class FB, VAR, 0.614%, 07/25/37	4,330
28,017	Series 2007-65, Class KI, IF, IO, 6.376%, 07/25/37	4,165
74	Series 2007-65, Class PA, 6.000%, 03/25/31	74
5,518	Series 2007-67, Class PO, PO, 07/25/37	5,188
3,876	Series 2007-70, Class Z, 5.500%, 07/25/37	4,456
36,038	Series 2007-72, Class EK, IF, IO, 6.156%, 07/25/37	5,475
1,245	Series 2007-75, Class EO, PO, 01/25/36	1,219
5,787	Series 2007-76, Class AZ, 5.500%, 08/25/37	6,645
3,947	Series 2007-76, Class ZG, 6.000%, 08/25/37	4,623
6,380	Series 2007-77, Class FG, VAR, 0.744%, 03/25/37	6,390
2,000	Series 2007-78, Class CB, 6.000%, 08/25/37	2,308

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
4,601	Series 2007-78, Class PE, 6.000%, 08/25/37	5,358
2,000	Series 2007-79, Class PC, 5.000%, 01/25/32	2,046
3,754	Series 2007-79, Class SB, HB, IF, 23.122%, 08/25/37	5,704
4,000	Series 2007-81, Class GE, 6.000%, 08/25/37	4,675
4,464	Series 2007-84, Class PG, 6.000%, 12/25/36	5,017
1,409	Series 2007-85, Class SL, IF, 15.540%, 09/25/37	1,960
9,078	Series 2007-88, Class VI, IF, IO, 6.296%, 09/25/37	1,554
9,116	Series 2007-91, Class ES, IF, IO, 6.216%, 10/25/37	1,435
2,636	Series 2007-92, Class YA, 6.500%, 06/25/37	2,975
4,393	Series 2007-92, Class YS, IF, IO, 5.536%, 06/25/37	631
3,237	Series 2007-97, Class FC, VAR, 0.744%, 07/25/37	3,242
6,558	Series 2007-97, Class KI, IO, 7.000%, 05/25/33	1,212
60	Series 2007-97, Class MS, IF, 14.219%, 12/25/31	60
2,048	Series 2007-98, Class FB, VAR, 0.694%, 06/25/37	2,004
3,184	Series 2007-98, Class VA, 6.000%, 11/25/17	3,338
16,869	Series 2007-100, Class SM, IF, IO, 6.206%, 10/25/37	2,461
60,142	Series 2007-101, Class A2, VAR, 0.494%, 06/27/36	60,029
4,649	Series 2007-106, Class A7, VAR, 5.955%, 10/25/37	5,177
8,614	Series 2007-108, Class AN, VAR, 8.559%, 11/25/37	10,601
2,082	Series 2007-108, Class SA, IF, IO, 6.116%, 12/25/37	272
21,637	Series 2007-109, Class AI, IF, IO, 6.156%, 12/25/37	3,199
6,180	Series 2007-112, Class MJ, 6.500%, 12/25/37	7,320
11,367	Series 2007-112, Class SA, IF, IO, 6.206%, 12/25/37	1,869
44,000	Series 2007-114, Class A6, VAR, 0.444%, 10/27/37	43,742
18,634	Series 2007-116, Class HI, IO, VAR, 6.078%, 01/25/38	1,301
414	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	50
20,462	Series 2008-1, Class BI, IF, IO, 5.666%, 02/25/38	2,803

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
21,719	Series 2008-4, Class SD, IF, IO, 5.756%, 02/25/38	2,783
5,188	Series 2008-10, Class XI, IF, IO, 5.986%, 03/25/38	755
9,137	Series 2008-16, Class IS, IF, IO, 5.956%, 03/25/38	1,262
1,971	Series 2008-18, Class SP, IF, 13.512%, 03/25/38	2,423
7,805	Series 2008-20, Class SA, IF, IO, 6.746%, 03/25/38	1,169
15,902	Series 2008-24, Class PF, VAR, 0.894%, 02/25/38	16,012
7,020	Series 2008-27, Class SN, IF, IO, 6.656%, 04/25/38	1,185
2,317	Series 2008-28, Class QS, IF, 19.968%, 04/25/38	3,310
10,689	Series 2008-32, Class SA, IF, IO, 6.606%, 04/25/38	1,629
28,534	Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	388
1,797	Series 2008-42, Class AO, PO, 09/25/36	1,732
410	Series 2008-44, Class PO, PO, 05/25/38	389
8,197	Series 2008-46, Class HI, IO, VAR, 6.468%, 06/25/38	547
4,287	Series 2008-47, Class SI, IF, IO, 6.256%, 06/25/23	535
2,649	Series 2008-53, Class CA, 5.000%, 07/25/23	2,920
4,744	Series 2008-53, Class CI, IF, IO, 6.956%, 07/25/38	737
21,725	Series 2008-55, Class S, IF, IO, 7.356%, 07/25/28	3,452
4,766	Series 2008-56, Class AC, 5.000%, 07/25/38	5,299
447	Series 2008-59, Class IG, IO, 5.500%, 11/25/34	14
1,500	Series 2008-60, Class JC, 5.000%, 07/25/38	1,646
2,778	Series 2008-61, Class BH, 4.500%, 07/25/23	3,072
3,778	Series 2008-61, Class CB, 5.000%, 07/25/23	4,282
143	Series 2008-66, Class GD, 6.000%, 06/25/30	146
6,097	Series 2008-76, Class GF, VAR, 0.894%, 09/25/23	6,160
16,379	Series 2008-80, Class SA, IF, IO, 5.606%, 09/25/38	2,246
8,108	Series 2008-81, Class SB, IF, IO, 5.606%, 09/25/38	1,156
1,205	Series 2009-4, Class BD, 4.500%, 02/25/39	1,295
10,291	Series 2009-6, Class GS, IF, IO, 6.306%, 02/25/39	1,637

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,097	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	618
8,000	Series 2009-11, Class NB, 5.000%, 03/25/29	9,025
7,526	Series 2009-15, Class MI, IO, 5.000%, 03/25/24	658
12,929	Series 2009-17, Class QS, IF, IO, 6.406%, 03/25/39	1,771
2,973	Series 2009-18, Class IO, IO, 5.000%, 03/25/24	284
4,000	Series 2009-19, Class PW, 4.500%, 10/25/36	4,369
860	Series 2009-47, Class MT, 7.000%, 07/25/39	984
7,655	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	1,078
10,000	Series 2009-59, Class HB, 5.000%, 08/25/39	11,323
25,634	Series 2009-60, Class HT, 6.000%, 08/25/39	28,709
812	Series 2009-63, Class P, 5.000%, 03/25/37	912
7,883	Series 2009-69, Class WA, VAR, 6.026%, 09/25/39	8,790
6,046	Series 2009-70, Class CO, PO, 01/25/37	5,743
13,750	Series 2009-84, Class WS, IF, IO, 5.656%, 10/25/39	1,755
26,209	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	3,756
29,986	Series 2009-86, Class OT, PO, 10/25/37	27,987
25,938	Series 2009-86, Class UI, IO, 4.000%, 10/25/14	1,500
13,139	Series 2009-99, Class SC, IF, IO, 5.936%, 12/25/39	1,982
8,703	Series 2009-99, Class WA, VAR, 6.309%, 12/25/39	9,986
13,749	Series 2009-103, Class MB, VAR, 4.000%, 12/25/39	14,651
17,489	Series 2009-112, Class ST, IF, IO, 6.006%, 01/25/40	2,188
2,937	Series 2009-113, Class AO, PO, 01/25/40	2,797
2,789	Series 2010-1, Class WA, VAR, 6.153%, 02/25/40	3,202
8,192	Series 2010-14, Class FJ, VAR, 0.844%, 03/25/40	8,213
7,171	Series 2010-16, Class WA, VAR, 6.437%, 03/25/40	8,276
6,551	Series 2010-16, Class WB, VAR, 6.214%, 03/25/40	7,553
16,067	Series 2010-35, Class SB, IF, IO, 6.176%, 04/25/40	2,252

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
3,000	Series 2010-35, Class SJ, IF, 16.853%, 04/25/40	4,828
1,555	Series 2010-39, Class OT, PO, 10/25/35	1,477
6,470	Series 2010-40, Class FJ, VAR, 0.844%, 04/25/40	6,492
12,656	Series 2010-42, Class S, IF, IO, 6.156%, 05/25/40	1,711
2,134	Series 2010-45, Class BD, 4.500%, 11/25/38	2,317
2,604	Series 2010-47, Class AV, 5.000%, 05/25/21	2,886
15,762	Series 2010-49, Class SC, IF, 12.172%, 03/25/40	19,234
9,760	Series 2010-58, Class MB, 5.500%, 06/25/40	11,468
6,270	Series 2010-63, Class AP, PO, 06/25/40	5,967
53,287	Series 2010-64, Class DM, 5.000%, 06/25/40	58,072
20,347	Series 2010-71, Class HJ, 5.500%, 07/25/40	22,557
2,000	Series 2010-102, Class PN, 5.000%, 09/25/40	2,327
11,087	Series 2010-103, Class SB, IF, IO, 5.856%, 11/25/49	1,531
61,133	Series 2010-111, Class AE, 5.500%, 04/25/38	64,857
19,500	Series 2010-111, Class AM, 5.500%, 10/25/40	22,886
36,375	Series 2010-125, Class SA, IF, IO, 4.196%, 11/25/40	4,245
42,643	Series 2010-133, Class A, 5.500%, 05/25/38	45,424
20,357	Series 2010-148, Class MA, 4.000%, 02/25/39	21,599
13,513	Series 2011-2, Class WA, VAR, 5.739%, 02/25/51	14,661
5,625	Series 2011-17, Class EF, VAR, 0.544%, 07/25/25	5,625
13,393	Series 2011-19, Class ZY, 6.500%, 07/25/36	15,780
2,679	Series 2011-22, Class MA, 6.500%, 04/25/38	3,089
89,918	Series 2011-30, Class LS, IO, VAR, 4.627%, 04/25/41	6,583
23,059	Series 2011-39, Class ZA, 6.000%, 11/25/32	25,757
10,420	Series 2011-47, Class ZA, 5.500%, 07/25/38	12,021
4,437	Series 2011-58, Class WA, VAR, 5.419%, 07/25/51	4,881
11,915	Series 2011-75, Class FA, VAR, 0.794%, 08/25/41	11,930

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
47,970		Series 2011-118, Class LB, 7.000%, 11/25/41	57,358
73,312		Series 2011-118, Class MT, 7.000%, 11/25/41	88,599
69,239		Series 2011-118, Class NT, 7.000%, 11/25/41	81,158
18,685		Series 2011-124, Class JF, VAR, 0.644%, 02/25/41	18,666
2,974		Series 2011-149, Class EF, VAR, 0.744%, 07/25/41	2,967
10,854		Series 2011-149, Class MF, VAR, 0.744%, 11/25/41	10,832
16		Series G-14, Class L, 8.500%, 06/25/21	18
1		Series G-17, Class S, HB, VAR, 1,055.166%, 06/25/21	22
75		Series G-18, Class Z, 8.750%, 06/25/21	88
18		Series G-22, Class G, 6.000%, 12/25/16	19
69		Series G-28, Class S, IF, 14.850%, 09/25/21	88
121		Series G-35, Class M, 8.750%, 10/25/21	138
22		Series G-51, Class SA, HB, IF, 26.040%, 12/25/21	37
—	(h)	Series G92-27, Class SQ, HB, IF, 1,737.650%, 05/25/22	48
531		Series G92-35, Class E, 7.500%, 07/25/22	594
—	(h)	Series G92-35, Class G, HB, 1,184.775%, 07/25/22	6
49		Series G92-42, Class Z, 7.000%, 07/25/22	55
1,450		Series G92-44, Class ZQ, 8.000%, 07/25/22	1,644
644		Series G92-45, Class Z, 6.000%, 08/25/22	694
48		Series G92-52, Class FD, VAR, 0.271%, 09/25/22	47
651		Series G92-54, Class ZQ, 7.500%, 09/25/22	736
49		Series G92-59, Class F, VAR, 1.921%, 10/25/22	50
95		Series G92-61, Class Z, 7.000%, 10/25/22	113
71		Series G92-62, Class B, PO, 10/25/22	66
331		Series G93-1, Class KA, 7.900%, 01/25/23	380
128		Series G93-5, Class Z, 6.500%, 02/25/23	144
95		Series G93-14, Class J, 6.500%, 03/25/23	105
231		Series G93-17, Class SI, IF, 6.000%, 04/25/23	267
213		Series G93-27, Class FD, VAR, 1.130%, 08/25/23	216
53		Series G93-37, Class H, PO, 09/25/23	51
159		Series G95-1, Class C, 8.800%, 01/25/25	185
		Federal National Mortgage Association STRIPS,
5		Series 23, Class 2, IO, 10.000%, 09/01/17	1

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
3	Series 50, Class 2, IO, 10.500%, 03/01/19	1
49	Series 218, Class 2, IO, 7.500%, 04/01/23	10
29	Series 265, Class 2, 9.000%, 03/01/24	35
4,379	Series 300, Class 1, PO, 09/01/24	4,131
759	Series 329, Class 1, PO, 01/01/33	722
2,429	Series 339, Class 18, IO, 4.500%, 07/01/18	176
3,393	Series 339, Class 21, IO, 4.500%, 07/01/18	262
1,802	Series 339, Class 28, IO, 5.500%, 07/01/18	171
1,089	Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	134
4,463	Series 365, Class 8, IO, 5.500%, 05/01/36	612
489	Series 368, Class 3, IO, 4.500%, 11/01/20	41
3,054	Series 374, Class 5, IO, 5.500%, 08/01/36	415
3,951	Series 383, Class 33, IO, 6.000%, 01/01/38	595
1,009	Series 393, Class 6, IO, 5.500%, 04/25/37	95
	Federal National Mortgage Association Whole Loan,
2,652	Series 2003-W1, Class 1A1, VAR, 6.273%, 12/25/42	3,029
642	Series 2003-W1, Class 2A, VAR, 7.084%, 12/25/42	750
2,278	Series 2003-W2, Class 1A1, 6.500%, 07/25/42	2,630
1,377	Series 2003-W2, Class 2A9, 5.900%, 07/25/42	1,531
556	Series 2003-W4, Class 2A, VAR, 6.500%, 10/25/42	624
9,502	Series 2003-W6, Class 2A4, 5.204%, 09/25/42	10,553
4,341	Series 2003-W6, Class 3A, 6.500%, 09/25/42	4,958
5,112	Series 2003-W8, Class 2A, 7.000%, 10/25/42	5,926
1,063	Series 2003-W8, Class 3F1, VAR, 0.644%, 05/25/42	1,058
13,285	Series 2004-W1, Class 1A6, 5.040%, 11/25/43	14,074
6,847	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	7,974
6,800	Series 2004-W10, Class A6, 5.750%, 08/25/34	7,472
2,184	Series 2004-W11, Class 1A1, 6.000%, 05/25/44	2,460
6,729	Series 2004-W15, Class 2AF, VAR, 0.494%, 08/25/44	6,689
2,292	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	2,622

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	43

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,153	Series 2004-W8, Class 3A, 7.500%, 06/25/44	2,531
4,110	Series 2005-W1, Class 1A2, 6.500%, 10/25/44	4,862
50,003	Series 2005-W3, Class 2AF, VAR, 0.464%, 03/25/45	49,770
2,993	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	3,337
24,089	Series 2006-W2, Class 1AF1, VAR, 0.464%, 02/25/36	23,977
5,687	Series 2006-W2, Class 2A, VAR, 2.489%, 11/25/35	5,866
5,518	Series 2006-W3, Class 2A, 6.000%, 09/25/46	6,165
49,812	Series 2007-W1, Class 1AF1, VAR, 0.504%, 11/25/46	49,604
844	Series 2007-W10, Class 2A, VAR, 6.206%, 08/25/47	952
3,931	Series 2007-W3, Class 1A3, 6.750%, 04/25/37	4,487
2,307	Series 2007-W5, Class PO, PO, 06/25/37	2,136
2,780	Series 2007-W7, Class 1A4, HB, IF, 37.716%, 07/25/37	5,373
29,166	Series 2009-W1, Class A, 6.000%, 12/25/49	32,945
	Government National Mortgage Association,
1,403	Series 1994-3, Class PQ, 7.488%, 07/16/24	1,696
1,333	Series 1994-4, Class KQ, 7.988%, 07/16/24	1,540
4,804	Series 1994-7, Class PQ, 6.500%, 10/16/24	5,637
302	Series 1995-3, Class DQ, 8.050%, 06/16/25	350
73	Series 1995-7, Class CQ, 7.500%, 09/16/25	84
1,172	Series 1996-16, Class E, 7.500%, 08/16/26	1,345
881	Series 1997-8, Class PN, 7.500%, 05/16/27	1,005
195	Series 1997-11, Class D, 7.500%, 07/20/27	225
556	Series 1998-26, Class K, 7.500%, 09/17/25	639
4,188	Series 1999-4, Class ZB, 6.000%, 02/20/29	4,736
3,990	Series 1999-10, Class ZC, 6.500%, 04/20/29	4,673
540	Series 1999-30, Class S, IF, IO, 8.353%, 08/16/29	121
29	Series 1999-33, Class SM, IF, 9.200%, 09/16/29	39
446	Series 1999-40, Class ZW, 7.500%, 11/20/29	487
835	Series 1999-41, Class Z, 8.000%, 11/16/29	974
380	Series 1999-44, Class PC, 7.500%, 12/20/29	438
4,435	Series 1999-44, Class ZC, 8.500%, 12/16/29	5,589
696	Series 1999-44, Class ZG, 8.000%, 12/20/29	812
903	Series 2000-6, Class Z, 7.500%, 02/20/30	1,051

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
351	Series 2000-9, Class Z, 8.000%, 06/20/30	410
4,370	Series 2000-9, Class ZJ, 8.500%, 02/16/30	5,294
506	Series 2000-12, Class ST, HB, IF, 38.161%, 02/16/30	1,085
1,170	Series 2000-14, Class PD, 7.000%, 02/16/30	1,380
327	Series 2000-16, Class ZN, 7.500%, 02/16/30	345
4,043	Series 2000-21, Class Z, 9.000%, 03/16/30	5,157
733	Series 2000-26, Class TZ, 8.500%, 09/20/30	858
179	Series 2000-26, Class Z, 7.750%, 09/20/30	208
34	Series 2000-30, Class ST, IF, 11.050%, 12/16/22	41
557	Series 2000-31, Class Z, 9.000%, 10/20/30	657
327	Series 2000-35, Class ZA, 9.000%, 11/20/30	361
50	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	23
1,116	Series 2000-37, Class B, 8.000%, 12/20/30	1,302
301	Series 2001-4, Class SJ, IF, IO, 7.904%, 01/19/30	83
243	Series 2001-6, Class SD, IF, IO, 8.303%, 03/16/31	73
996	Series 2001-7, Class PK, 6.500%, 03/20/31	1,075
1,489	Series 2001-8, Class Z, 6.500%, 03/20/31	1,744
2,157	Series 2001-22, Class PS, HB, IF, 20.368%, 03/17/31	3,370
55	Series 2001-32, Class WA, IF, 19.511%, 07/20/31	92
435	Series 2001-35, Class SA, IF, IO, 8.003%, 08/16/31	122
334	Series 2001-36, Class S, IF, IO, 7.802%, 08/16/31	84
4,500	Series 2001-53, Class PB, 6.500%, 11/20/31	5,553
2,865	Series 2001-64, Class MQ, 6.500%, 12/20/31	3,044
431	Series 2002-3, Class SP, IF, IO, 7.143%, 01/16/32	99
789	Series 2002-7, Class PG, 6.500%, 01/20/32	928
1,786	Series 2002-24, Class AG, IF, IO, 7.702%, 04/16/32	398
159	Series 2002-24, Class SB, IF, 11.554%, 04/16/32	192
241	Series 2002-31, Class S, IF, IO, 8.453%, 01/16/31	73
4,128	Series 2002-31, Class SE, IF, IO, 7.252%, 04/16/30	802
1,903	Series 2002-40, Class UK, 6.500%, 06/20/32	2,237

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
66	Series 2002-41, Class SV, IF, 9.000%, 06/16/32	81
7,558	Series 2002-45, Class QE, 6.500%, 06/20/32	8,657
2,281	Series 2002-47, Class PG, 6.500%, 07/16/32	2,682
840	Series 2002-47, Class PY, 6.000%, 07/20/32	945
3,826	Series 2002-47, Class ZA, 6.500%, 07/20/32	4,391
152	Series 2002-51, Class SG, HB, IF, 31.436%, 04/20/31	276
2,575	Series 2002-52, Class GH, 6.500%, 07/20/32	2,964
1,110	Series 2002-54, Class GB, 6.500%, 08/20/32	1,279
1,668	Series 2002-69, Class PO, PO, 02/20/32	1,646
1,931	Series 2002-70, Class PS, IF, IO, 7.454%, 08/20/32	224
1,411	Series 2002-75, Class PB, 6.000%, 11/20/32	1,733
730	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	24
796	Series 2003-4, Class NY, 5.500%, 12/20/13	829
541	Series 2003-8, Class PO, PO, 01/16/32	535
2,076	Series 2003-11, Class SK, IF, IO, 7.453%, 02/16/33	439
856	Series 2003-12, Class SP, IF, IO, 7.454%, 02/20/33	184
335	Series 2003-24, Class PO, PO, 03/16/33	303
5,683	Series 2003-25, Class PZ, 5.500%, 04/20/33	6,609
493	Series 2003-34, Class TO, PO, 02/16/32	488
1,283	Series 2003-40, Class TC, 7.500%, 03/20/33	1,332
3,156	Series 2003-40, Class TJ, 6.500%, 03/20/33	3,872
1,120	Series 2003-46, Class MG, 6.500%, 05/20/33	1,379
2,072	Series 2003-46, Class TC, 6.500%, 03/20/33	2,434
1,447	Series 2003-52, Class AP, PO, 06/16/33	1,331
3,196	Series 2003-58, Class BE, 6.500%, 01/20/33	3,811
289	Series 2003-60, Class NS, IF, 15.956%, 07/16/33	305
5,677	Series 2003-75, Class ZX, 6.000%, 09/16/33	6,478
1,166	Series 2003-76, Class LS, IF, IO, 6.955%, 09/20/31	72
231	Series 2003-90, Class PO, PO, 10/20/33	204
3,222	Series 2003-97, Class SA, IF, IO, 6.302%, 11/16/33	591
2,890	Series 2003-112, Class SA, IF, IO, 6.302%, 12/16/33	549
20,000	Series 2003-112, Class TS, IF, IO, 6.704%, 10/20/32	2,431

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
780	Series 2003-114, Class SH, IF, 14.252%, 11/17/32	988
8,874	Series 2004-11, Class SW, IF, IO, 5.254%, 02/20/34	1,151
3,760	Series 2004-15, Class SA, IF, 18.987%, 12/20/32	4,627
1,079	Series 2004-28, Class S, IF, 18.982%, 04/16/34	1,582
3,321	Series 2004-34, Class JO, PO, 02/20/34	3,293
3,204	Series 2004-46, Class PO, PO, 06/20/34	2,930
5,694	Series 2004-49, Class Z, 6.000%, 06/20/34	6,787
1,487	Series 2004-68, Class PO, PO, 05/20/31	1,466
1,698	Series 2004-71, Class SB, HB, IF, 28.259%, 09/20/34	2,806
1,698	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	1,818
1,569	Series 2004-73, Class AE, IF, 14.348%, 08/17/34	2,006
8,828	Series 2004-73, Class JL, IF, IO, 6.302%, 09/16/34	1,560
945	Series 2004-83, Class AP, IF, 13.721%, 10/16/34	1,135
594	Series 2004-85, Class PO, PO, 01/17/33	584
992	Series 2004-87, Class SB, IF, 7.389%, 03/17/33	1,028
977	Series 2004-89, Class LS, HB, IF, 23.476%, 10/16/34	1,573
19,200	Series 2004-90, Class SI, IF, IO, 5.855%, 10/20/34	2,924
8,678	Series 2004-96, Class SC, IF, IO, 5.834%, 11/20/34	1,307
9,399	Series 2005-3, Class SB, IF, IO, 5.855%, 01/20/35	1,435
13,925	Series 2005-3, Class SK, IF, IO, 6.505%, 01/20/35	2,498
1,288	Series 2005-6, Class GS, IF, 13.009%, 12/20/32	1,460
3,795	Series 2005-7, Class JM, IF, 16.180%, 05/18/34	4,689
14,493	Series 2005-17, Class SL, IF, IO, 6.455%, 07/20/34	2,536
2,093	Series 2005-35, Class FL, VAR, 0.596%, 03/20/32	2,085
1,400	Series 2005-44, Class SP, IF, 11.709%, 10/20/34	1,663
1,582	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	273
191	Series 2005-65, Class SA, HB, IF, 21.802%, 08/20/35	246

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	45

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
543	Series 2005-66, Class SP, IF, 20.008%, 08/16/35	830
6,594	Series 2005-68, Class DP, IF, 15.841%, 06/17/35	8,553
31,678	Series 2005-68, Class KI, IF, IO, 6.055%, 09/20/35	5,092
6,402	Series 2005-69, Class SY, IF, IO, 6.505%, 11/20/33	1,021
2,844	Series 2005-72, Class AZ, 5.500%, 09/20/35	3,373
1,412	Series 2005-82, Class PO, PO, 10/20/35	1,293
2,792	Series 2005-91, Class PI, IO, 6.000%, 12/20/35	495
697	Series 2005-93, Class JO, PO, 03/20/31	692
2,645	Series 2006-16, Class OP, PO, 03/20/36	2,423
3,109	Series 2006-20, Class QA, 5.750%, 02/20/36	3,435
4,089	Series 2006-22, Class AO, PO, 05/20/36	3,747
5,744	Series 2006-33, Class Z, 6.500%, 07/20/36	6,975
651	Series 2006-34, Class PO, PO, 07/20/36	598
795	Series 2006-38, Class SW, IF, IO, 6.254%, 06/20/36	103
5,999	Series 2006-38, Class ZK, 6.500%, 08/20/36	7,398
7,456	Series 2006-40, Class VB, 6.000%, 11/20/26	7,691
2,017	Series 2006-57, Class PZ, 5.565%, 10/20/36	2,347
4,821	Series 2006-59, Class SD, IF, IO, 6.455%, 10/20/36	795
9,593	Series 2006-65, Class SA, IF, IO, 6.554%, 11/20/36	1,528
7,146	Series 2007-9, Class CI, IF, IO, 5.955%, 03/20/37	1,017
12,109	Series 2007-9, Class DI, IF, IO, 6.265%, 03/20/37	1,838
16,213	Series 2007-17, Class AF, VAR, 0.448%, 04/16/37	16,138
10,916	Series 2007-17, Class JI, IF, IO, 6.563%, 04/16/37	1,738
4,235	Series 2007-17, Class JO, PO, 04/16/37	3,868
5,312	Series 2007-19, Class SD, IF, IO, 5.955%, 04/20/37	753
3,467	Series 2007-25, Class FN, VAR, 0.548%, 05/16/37	3,453
12,857	Series 2007-26, Class SC, IF, IO, 5.955%, 05/20/37	1,864
28,019	Series 2007-26, Class SW, IF, IO, 5.955%, 05/20/37	4,055
9,017	Series 2007-27, Class SD, IF, IO, 5.955%, 05/20/37	1,384

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
973	Series 2007-28, Class BO, PO, 05/20/37	891
11,651	Series 2007-35, Class PO, PO, 06/16/37	10,684
654	Series 2007-35, Class TO, PO, 04/20/35	648
1,694	Series 2007-36, Class HO, PO, 06/16/37	1,543
7,258	Series 2007-36, Class SE, IF, IO, 6.222%, 06/16/37	1,178
9,684	Series 2007-36, Class SJ, IF, IO, 6.005%, 06/20/37	1,409
7,481	Series 2007-40, Class SD, IF, IO, 6.505%, 07/20/37	1,234
12,778	Series 2007-40, Class SN, IF, IO, 6.434%, 07/20/37	1,970
18,266	Series 2007-42, Class SC, IF, IO, 6.505%, 07/20/37	3,079
11,202	Series 2007-45, Class QA, IF, IO, 6.395%, 07/20/37	1,835
2,080	Series 2007-49, Class NO, PO, 12/20/35	2,048
3,839	Series 2007-50, Class AI, IF, IO, 6.530%, 08/20/37	619
7,171	Series 2007-53, Class ES, IF, IO, 6.305%, 09/20/37	1,148
2,700	Series 2007-53, Class SW, IF, 19.469%, 09/20/37	3,748
11,230	Series 2007-57, Class PO, PO, 03/20/37	10,420
9,998	Series 2007-57, Class QA, IF, IO, 6.254%, 10/20/37	1,524
10,314	Series 2007-67, Class SI, IF, IO, 6.265%, 11/20/37	1,570
5,740	Series 2007-70, Class TA, 5.750%, 08/20/36	6,004
7,771	Series 2007-71, Class SB, IF, IO, 6.455%, 07/20/36	911
8,701	Series 2007-72, Class US, IF, IO, 6.305%, 11/20/37	1,341
9,640	Series 2007-73, Class MI, IF, IO, 5.754%, 11/20/37	1,374
5,970	Series 2007-74, Class SL, IF, IO, 6.293%, 11/16/37	891
18,733	Series 2007-76, Class SB, IF, IO, 6.254%, 11/20/37	2,820
13,970	Series 2007-79, Class SY, IF, IO, 6.305%, 12/20/37	2,174
10,790	Series 2007-82, Class SA, IF, IO, 6.284%, 12/20/37	1,638
737	Series 2008-1, Class PO, PO, 01/20/38	678
1,023	Series 2008-7, Class SK, IF, 19.214%, 11/20/37	1,418
1,439	Series 2008-7, Class SP, IF, 12.909%, 10/20/37	1,765

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,959	Series 2008-17, Class IO, IO, 5.500%, 02/20/38	498
2,805	Series 2008-20, Class PO, PO, 09/20/37	2,610
1,305	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	127
6,479	Series 2008-25, Class SB, IF, IO, 6.654%, 03/20/38	1,131
3,024	Series 2008-29, Class PO, PO, 02/17/33	2,895
15,392	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	2,199
4,470	Series 2008-33, Class XS, IF, IO, 7.453%, 04/16/38	651
6,000	Series 2008-36, Class AY, 5.000%, 04/16/23	6,971
12,114	Series 2008-36, Class SH, IF, IO, 6.055%, 04/20/38	1,780
25,817	Series 2008-40, Class SA, IF, IO, 6.153%, 05/16/38	5,512
10,430	Series 2008-41, Class SA, IF, IO, 6.095%, 05/20/38	1,530
1,224	Series 2008-43, Class NA, 5.500%, 11/20/37	1,312
3,500	Series 2008-50, Class KB, 6.000%, 06/20/38	4,041
3,770	Series 2008-55, Class SA, IF, IO, 5.955%, 06/20/38	563
15,205	Series 2008-60, Class CS, IF, IO, 5.905%, 07/20/38	2,160
2,659	Series 2008-60, Class PO, PO, 01/20/38	2,532
1,505	Series 2008-64, Class ED, 6.500%, 04/20/28	1,661
10,000	Series 2008-65, Class ME, 5.750%, 09/20/37	11,085
10,798	Series 2008-69, Class QD, 5.750%, 07/20/38	12,136
5,911	Series 2008-71, Class SC, IF, IO, 5.754%, 08/20/38	800
15,236	Series 2008-76, Class US, IF, IO, 5.654%, 09/20/38	2,016
7,622	Series 2008-79, Class CS, IF, 6.554%, 06/20/35	7,810
28,620	Series 2008-81, Class S, IF, IO, 5.955%, 09/20/38	4,054
13,023	Series 2008-93, Class AS, IF, IO, 5.455%, 12/20/38	1,612
28,276	Series 2008-95, Class DS, IF, IO, 7.054%, 12/20/38	4,780
8,324	Series 2008-96, Class SL, IF, IO, 5.754%, 12/20/38	1,185
9,117	Series 2009-6, Class SA, IF, IO, 5.852%, 02/16/39	1,128

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
8,863	Series 2009-6, Class SH, IF, IO, 5.794%, 02/20/39	1,176
13,992	Series 2009-10, Class SA, IF, IO, 5.704%, 02/20/39	1,988
5,197	Series 2009-10, Class SL, IF, IO, 6.253%, 03/16/34	588
10,551	Series 2009-11, Class SC, IF, IO, 5.902%, 02/16/39	1,489
3,807	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	694
7,842	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	1,389
24,883	Series 2009-22, Class SA, IF, IO, 6.024%, 04/20/39	3,481
13,260	Series 2009-24, Class DS, IF, IO, 6.055%, 03/20/39	1,615
6,697	Series 2009-25, Class SE, IF, IO, 7.355%, 09/20/38	1,064
13,751	Series 2009-31, Class ST, IF, IO, 6.104%, 03/20/39	1,947
16,552	Series 2009-31, Class TS, IF, IO, 6.055%, 03/20/39	2,354
4,106	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	655
4,135	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	756
10,258	Series 2009-35, Class SN, IF, IO, 6.153%, 12/16/38	1,303
21,092	Series 2009-42, Class SC, IF, IO, 5.834%, 06/20/39	3,097
14,644	Series 2009-43, Class SA, IF, IO, 5.704%, 06/20/39	1,952
10,281	Series 2009-44, Class MV, 6.000%, 04/20/20	11,425
3,693	Series 2009-44, Class VA, 5.500%, 05/16/20	4,053
29,736	Series 2009-64, Class SN, IF, IO, 5.852%, 07/16/39	3,773
5,330	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	873
18,535	Series 2009-72, Class SM, IF, IO, 6.002%, 08/16/39	2,604
3,070	Series 2009-75, Class MN, 5.500%, 09/20/39	3,628
14,072	Series 2009-79, Class OK, PO, 11/16/37	13,016
28,117	Series 2009-81, Class SB, IF, IO, 5.844%, 09/20/39	3,933
12,992	Series 2009-83, Class TS, IF, IO, 5.855%, 08/20/39	1,894

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	47

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
4,345	Series 2009-89, Class VA, 5.000%, 07/20/20	4,912
46,396	Series 2009-102, Class SM, IF, IO, 6.153%, 06/16/39	5,901
3,569	Series 2009-104, Class AB, 7.000%, 08/16/39	4,330
18,985	Series 2009-106, Class AS, IF, IO, 6.153%, 11/16/39	3,032
71,126	Series 2009-106, Class ST, IF, IO, 5.754%, 02/20/38	10,633
5,917	Series 2009-121, Class VA, 5.500%, 11/20/20	6,825
6,521	Series 2010-14, Class AO, PO, 12/20/32	6,201
2,529	Series 2010-14, Class BO, PO, 11/20/35	2,338
4,500	Series 2010-14, Class CO, PO, 08/20/35	3,919
911	Series 2010-14, Class EO, PO, 06/16/33	898
31,554	Series 2010-14, Class QP, 6.000%, 12/20/39	34,195
4,841	Series 2010-41, Class WA, VAR, 5.851%, 10/20/33	5,494
3,076	Series 2010-103, Class WA, VAR, 5.762%, 08/20/34	3,497
3,984	Series 2010-129, Class AW, VAR, 6.150%, 04/20/37	4,552
27,406	Series 2010-130, Class CP, 7.000%, 10/16/40	31,943
21,218	Series 2010-157, Class OP, PO, 12/20/40	18,679
1,768	Series 2011-22, Class WA, VAR, 5.947%, 02/20/37	2,016
5,784	Series 2011-43, Class ZQ, 5.500%, 01/16/33	6,840
24,897	Series 2011-75, Class SM, IF, IO, 6.355%, 05/20/41	3,833
7,213	Series 2011-97, Class WA, VAR, 6.069%, 11/20/38	8,197
9,649	Series 2011-137, Class WA, VAR, 5.541%, 07/20/40	10,797
20,327	Series 2011-163, Class WA, VAR, 5.762%, 12/20/38	22,966
	NCUA Guaranteed Notes,
71,138	Series 2010-C1, Class APT, 2.650%, 10/29/20	74,250
30,172	Series 2010-R3, Class 1A, VAR, 0.822%, 12/08/20	30,285
8,527	Series 2010-R3, Class 3A, 2.400%, 12/08/20	8,751
	Vendee Mortgage Trust,
11,232	Series 1993-1, Class ZB, 7.250%, 02/15/23	12,797

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
2,192	Series 1994-1, Class 1, VAR, 5.628%, 02/15/24	2,466
8,024	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	8,984
3,225	Series 1996-1, Class 1Z, 6.750%, 02/15/26	3,710
1,532	Series 1996-2, Class 1Z, 6.750%, 06/15/26	1,799
4,565	Series 1997-1, Class 2Z, 7.500%, 02/15/27	5,371
3,096	Series 1998-1, Class 2E, 7.000%, 03/15/28	3,627

		5,299,085

	Non-Agency CMO — 10.7%
5,522	AAM ACE Resecuritization Trust, Series 2011-1, Class A20, VAR, 0.478%, 02/02/37 (e)	5,218
	American General Mortgage Loan Trust,
3,516	Series 2006-1, Class A5, VAR, 5.670%, 12/25/35 (e)	3,713
24,489	Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	24,818
16,389	Series 2009-1, Class A5, VAR, 5.750%, 09/25/48 (e)	16,721
33,300	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	34,350
9,472	Series 2010-1A, Class A1, VAR, 5.150%, 03/25/58 (e)	9,782
4,487	Series 2010-1A, Class A2, VAR, 5.650%, 03/25/58 (e)	4,729
9,499	Series 2010-1A, Class A3, VAR, 5.650%, 03/25/58 (e)	9,875
4,500	Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	4,545
8,500	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 2.378%, 09/25/35	3,612
	ASG Resecuritization Trust,
6,228	Series 2009-1, Class A60, VAR, 4.938%, 06/26/37 (e)	6,197
15,741	Series 2009-2, Class A55, VAR, 5.196%, 05/24/36 (e)	15,592
5,300	Series 2009-2, Class G60, VAR, 5.196%, 05/24/36 (e)	5,151
35,420	Series 2009-3, Class A65, VAR, 4.839%, 03/26/37 (e)	34,860
18,636	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	19,195
4,115	Series 2009-5, Class A50, VAR, 3.795%, 02/28/37 (e)	4,095
8,053	Series 2010-1, Class A85, VAR, 0.644%, 02/27/36 (e)	7,610
14,985	Series 2010-2, Class A60, VAR, 2.218%, 01/28/37 (e)	14,686

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
12,252	Series 2010-3, Class 2A22, VAR, 0.472%, 10/28/36 (e)	11,884
7,294	Series 2010-4, Class 1A22, VAR, 0.431%, 07/28/36 (e) (f) (i)	7,093
3,635	Series 2010-4, Class 2A20, VAR, 0.424%, 11/28/36 (e)	3,535
5,947	Series 2011-1, Class 1A85, 4.000%, 09/28/20 (e)	5,934
9,203	Series 2011-1, Class 2A35, 6.000%, 09/28/36 (e)	9,480
8,597	Series 2011-1, Class 3A50, VAR, 2.485%, 11/28/35 (e) (f) (i)	8,336
2,112	Series 2011-2, Class A48S, HB, IF, 23.258%, 02/28/36 (e)	2,894
	Banc of America Alternative Loan Trust,
375	Series 2003-1, Class APO, PO, 02/25/33	300
8,061	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	8,202
5,849	Series 2003-7, Class 2A4, 5.000%, 09/25/18	5,977
6,797	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	6,964
8,343	Series 2003-11, Class 1A1, 6.000%, 01/25/34	8,382
6,870	Series 2003-11, Class 2A1, 6.000%, 01/25/34	6,909
893	Series 2003-11, Class PO, PO, 01/25/34	621
2,433	Series 2004-1, Class 1A1, 6.000%, 02/25/34	2,562
2,158	Series 2004-1, Class 5A1, 5.500%, 02/25/19	2,208
450	Series 2004-6, Class 15PO, PO, 07/25/19	402
1,013	Series 2004-6, Class 3A2, 6.000%, 07/25/34	1,031
3,524	Series 2004-8, Class 3A1, 5.500%, 09/25/19	3,527
1,346	Series 2005-5, Class 1CB1, 5.500%, 06/25/35	1,183
3,938	Series 2005-9, Class CBIO, IO, 5.500%, 10/25/35	765
	Banc of America Funding Corp.,
1,212	Series 2004-1, Class PO, PO, 03/25/34	985
1,507	Series 2004-2, Class 1CB1, 5.750%, 09/20/34	1,584
873	Series 2004-3, Class 1A7, 5.500%, 10/25/34	872
2,999	Series 2004-C, Class 1A1, VAR, 5.040%, 12/20/34	2,917

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,752	Series 2005-6, Class 2A7, 5.500%, 10/25/35	1,766
1,530	Series 2005-7, Class 30PO, PO, 11/25/35	1,169
682	Series 2005-8, Class 30PO, PO, 01/25/36	542
3,156	Series 2005-E, Class 4A1, VAR, 2.661%, 03/20/35	2,922
1,813	Series 2006-1, Class XPO, PO, 01/25/36	1,215
16,782	Series 2010-R11A, Class 1A6, VAR, 5.362%, 08/26/35 (e)	17,041
3,043	Series 2010-R4, Class 5A1, VAR, 0.394%, 07/26/36 (e)	2,961
7,403	Series 2010-R5, Class 1A1, 5.500%, 10/26/37 (e)	7,673
	Banc of America Mortgage Securities, Inc.,
9,237	Series 2003-3, Class 1A7, 5.500%, 05/25/33	9,469
3,037	Series 2003-3, Class 2A1, VAR, 0.794%, 05/25/18	2,894
1,159	Series 2003-5, Class 3A1, 7.500%, 02/25/31	1,212
1,453	Series 2003-6, Class 2A1, VAR, 0.694%, 08/25/18	1,388
185	Series 2003-7, Class A2, 4.750%, 09/25/18	191
633	Series 2003-8, Class APO, PO, 11/25/33	494
1,294	Series 2003-C, Class 3A1, VAR, 2.902%, 04/25/33	1,315
4,307	Series 2003-E, Class 2A2, VAR, 2.888%, 06/25/33	4,178
278	Series 2004-1, Class APO, PO, 02/25/34	211
4,080	Series 2004-3, Class 15IO, IO, VAR, 0.246%, 04/25/19	17
16,500	Series 2004-3, Class 1A26, 5.500%, 04/25/34	16,862
234	Series 2004-4, Class APO, PO, 05/25/34	177
3,978	Series 2004-5, Class 2A2, 5.500%, 06/25/34	4,107
1,535	Series 2004-5, Class 4A1, 4.750%, 06/25/19	1,581
687	Series 2004-6, Class 2A7, 5.500%, 07/25/34	715
1,199	Series 2004-6, Class APO, PO, 07/25/34	875
84	Series 2004-8, Class 5PO, PO, 05/25/32	66
479	Series 2004-8, Class XPO, PO, 10/25/34	359
1,844	Series 2004-9, Class 3A1, 6.500%, 09/25/32	1,938
196	Series 2004-9, Class 3PO, PO, 09/25/32	156
2,476	Series 2004-J, Class 3A1, VAR, 2.912%, 11/25/34	2,179

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	49

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
4,483	Series 2005-1, Class 2A1, 5.000%, 02/25/20	4,541
	BCAP LLC Trust,
11,983	Series 2009-RR10, Class 17A1, 5.750%, 06/26/37 (e)	12,003
1,597	Series 2009-RR13, Class 11A1, VAR, 5.250%, 05/26/37 (e)	1,587
15,047	Series 2009-RR13, Class 17A2, VAR, 5.500%, 04/26/37 (e)	14,746
6,912	Series 2009-RR14, Class 3A2, VAR, 2.713%, 08/26/35 (e)	6,290
2,260	Series 2009-RR14, Class 4A1, VAR, 2.778%, 03/26/36 (e)	2,254
9,598	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	9,778
2,722	Series 2010-RR12, Class 2A5, VAR, 4.500%, 01/26/36 (e)	2,771
3,115	Series 2010-RR4, Class 12A1, VAR, 4.000%, 07/26/36 (e) (f) (i)	3,135
3,007	Series 2010-RR4, Class 2A1, VAR, 0.994%, 06/26/37 (e)	2,797
2,075	Series 2010-RR5, Class 1A4, VAR, 5.000%, 11/26/37 (e)	2,047
11,625	Series 2010-RR5, Class 2A5, VAR, 5.213%, 04/26/37 (e)	11,552
6,820	Series 2010-RR6, Class 22A3, VAR, 5.041%, 06/26/36 (e)	6,792
2,826	Series 2010-RR6, Class 5A1, VAR, 5.141%, 11/26/37 (e)	2,822
6,426	Series 2010-RR7, Class 15A1, VAR, 1.044%, 01/26/36 (e)	5,956
10,552	Series 2010-RR7, Class 16A1, VAR, 0.882%, 02/26/47 (e)	9,785
13,543	Series 2010-RR7, Class 1A5, VAR, 5.008%, 04/26/35 (e)	13,270
28,640	Series 2010-RR7, Class 2A1, VAR, 4.624%, 07/26/45 (e)	27,015
6,846	Series 2010-RR8, Class 3A3, VAR, 5.078%, 05/26/35 (e)	6,809
10,000	Series 2010-RR8, Class 3A4, VAR, 5.078%, 05/26/35 (e)	8,959
9,524	Series 2011-R11, Class 24A5, VAR, 3.000%, 08/26/22 (e)	9,530
9,268	Series 2011-R11, Class 25A5, VAR, 4.000%, 08/26/21 (e)	9,285
23,146	Series 2011-RR10, Class 2A1, VAR, 0.525%, 09/26/37 (e)	19,847
7,411	Series 2011-RR2, Class 3A3, VAR, 3.040%, 11/21/35 (e)	7,408

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
16,629	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e) (f) (i)	15,797
17,497	Series 2011-RR5, Class 14A3, VAR, 1.414%, 07/26/36 (e) (f) (i)	16,578
23,957	Series 2011-RR5-I, Class 11A3, VAR, 0.394%, 05/28/36 (e)	21,148
8,807	Series 2012-RR1, Class 5A1, VAR, 6.500%, 07/26/37 (e) (f) (i)	9,099
24,573	Series 2012-RR2, Class 1A1, VAR, 0.000%, 08/26/36 (f) (i)	22,746
	Bear Stearns Adjustable Rate Mortgage Trust,
4,140	Series 2003-2, Class A5, VAR, 2.481%, 01/25/33 (e)	3,865
431	Series 2003-7, Class 3A, VAR, 2.625%, 10/25/33	421
5,430	Series 2004-2, Class 14A, VAR, 5.037%, 05/25/34	5,425
14,464	Series 2005-5, Class A1, VAR, 2.220%, 08/25/35	13,832
10,680	Series 2006-1, Class A1, VAR, 2.520%, 02/25/36	9,346
6,527	Bear Stearns Alt-A Trust, Series 2005-2, Class 1A1, VAR, 0.744%, 03/25/35	5,422
	Cendant Mortgage Corp.,
879	Series 2003-8, Class 1P, PO, 10/25/33	642
314	Series 2004-1, Class P, PO, 02/25/34	225
	Chase Mortgage Finance Corp.,
2,882	Series 2003-S10, Class A1, 4.750%, 11/25/18	2,968
1,028	Series 2003-S2, Class A1, 5.000%, 03/25/18	1,041
607	Series 2003-S6, Class A1, 5.000%, 06/25/18	617
1,708	Series 2003-S9, Class AP, PO, 10/25/18	1,478
6,030	Series 2007-A1, Class 2A1, VAR, 2.757%, 02/25/37	5,914
911	Series 2007-A1, Class 7A1, VAR, 2.748%, 02/25/37	890
2,575	Series 2007-A1, Class 9A1, VAR, 2.770%, 02/25/37	2,589
2,387	Series 2007-A2, Class 1A1, VAR, 2.778%, 07/25/37	2,150
3,439	Series 2007-A2, Class 2A1, VAR, 2.764%, 07/25/37	3,482
	Citicorp Mortgage Securities, Inc.,
132	Series 1993-14, Class A3, VAR, 1.444%, 11/25/23	125
2,296	Series 2004-1, Class 3A1, 4.750%, 01/25/34	2,334
7,233	Series 2004-4, Class A4, 5.500%, 06/25/34	7,566

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
712	Series 2004-5, Class 2A5, 4.500%, 08/25/34	736
1,262	Series 2006-1, Class 2A1, 5.000%, 02/25/21	1,281
4,759	Series 2006-4, Class 1A2, 6.000%, 08/25/36	4,577
	Citigroup Mortgage Loan Trust, Inc.,
3,434	Series 2003-1, Class 2A5, 5.250%, 10/25/33	3,493
568	Series 2003-1, Class 2A6, PO, 10/25/33	503
455	Series 2003-1, Class PO2, PO, 10/25/33	352
342	Series 2003-1, Class PO3, PO, 09/25/33	248
26	Series 2003-1, Class WPO1, PO, 06/25/16	25
325	Series 2003-UP3, Class A3, 7.000%, 09/25/33	334
1,776	Series 2003-UST1, Class A1, 5.500%, 12/25/18	1,860
390	Series 2003-UST1, Class PO1, PO, 12/25/18	325
231	Series 2003-UST1, Class PO3, PO, 12/25/18	196
1,625	Series 2004-UST1, Class A6, VAR, 5.079%, 08/25/34	1,655
608	Series 2005-1, Class 2A1A, VAR, 2.731%, 04/25/35	391
4,083	Series 2005-2, Class 2A11, 5.500%, 05/25/35	4,053
1,671	Series 2005-5, Class 1A2, VAR, 3.537%, 08/25/35	938
21,009	Series 2008-AR4, Class 1A1A, VAR, 3.075%, 11/25/38 (e)	20,888
4,533	Series 2009-5, Class 8A1, 6.000%, 06/25/36 (e)	4,718
13,918	Series 2009-10, Class 1A1, VAR, 2.460%, 09/25/33 (e)	13,451
10,633	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	11,124
13,000	Series 2009-11, Class 3A1, VAR, 5.750%, 05/25/37 (e)	13,211
5,905	Series 2010-7, Class 10A1, VAR, 2.612%, 02/25/35 (e)	5,734
87,542	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	89,467
87,901	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	90,622
5,692	Series 2010-10, Class 2A1, VAR, 2.589%, 02/25/36 (e)	5,648
5,223	Series 2011-3, Class 1A1, VAR, 0.324%, 02/25/47 (e)	5,121
7,100	Series 2011-10, Class 4A1, VAR, 0.484%, 02/25/46 (e) (f) (i)	6,350

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
	Countrywide Alternative Loan Trust,
1,966	Series 2002-8, Class A4, 6.500%, 07/25/32	2,061
322	Series 2002-12, Class PO, PO, 11/25/32	253
3,262	Series 2002-18, Class M, 6.000%, 02/25/33	3,150
539	Series 2003-6T2, Class A6, 5.500%, 06/25/33	506
11,289	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	10,800
2,630	Series 2004-14T2, Class A5, 5.500%, 08/25/34	2,609
6,621	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	6,773
8,362	Series 2005-1CB, Class 1A6, IF, IO, 6.856%, 03/25/35	1,102
871	Series 2005-5R, Class A1, 5.250%, 12/25/18	882
18,846	Series 2005-20CB, Class 3A8, IF, IO, 4.506%, 07/25/35	2,254
19,244	Series 2005-22T1, Class A2, IF, IO, 4.826%, 06/25/35	2,357
86	Series 2005-26CB, Class A10, IF, 12.608%, 07/25/35	86
7,568	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	6,315
62	Series 2005-28CB, Class 1A5, 5.500%, 08/25/35	62
274	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	230
63,148	Series 2005-37T1, Class A2, IF, IO, 4.806%, 09/25/35	9,153
9,064	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	7,178
37,648	Series 2005-54CB, Class 1A2, IF, IO, 4.606%, 11/25/35	5,706
106	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	98
3,611	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	2,537
13,961	Series 2005-J1, Class 1A4, IF, IO, 4.856%, 02/25/35	1,611
1,182	Series 2007-21CB, Class 2A6, 6.000%, 09/25/37 (f) (i)	97
	Countrywide Home Loan Mortgage Pass-Through Trust,
404	Series 2002-18, Class PO, PO, 11/25/32	289
1,774	Series 2002-22, Class A20, 6.250%, 10/25/32	1,845
3,785	Series 2003-26, Class 1A6, 3.500%, 08/25/33	3,766

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	51

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,395	Series 2003-29, Class A1, 5.500%, 08/25/33	1,437
1,225	Series 2003-34, Class A6, 5.250%, 09/25/33	1,228
9,170	Series 2003-39, Class A6, 5.000%, 10/25/33	9,061
1,081	Series 2003-44, Class A9, PO, 10/25/33	933
9,243	Series 2003-J13, Class 1A7, 5.250%, 01/25/34	9,452
205	Series 2003-J13, Class PO, PO, 01/25/34	152
1,453	Series 2003-J7, Class 4A3, IF, 9.458%, 08/25/18	1,460
1,929	Series 2004-3, Class A26, 5.500%, 04/25/34	1,991
1,310	Series 2004-3, Class A4, 5.750%, 04/25/34	1,351
7,609	Series 2004-5, Class 1A4, 5.500%, 06/25/34	7,889
351	Series 2004-7, Class 2A1, VAR, 2.288%, 06/25/34	317
6,223	Series 2004-8, Class 2A1, 4.500%, 06/25/19	6,365
630	Series 2004-HYB1, Class 2A, VAR, 2.945%, 05/20/34	549
2,729	Series 2004-HYB3, Class 2A, VAR, 2.559%, 06/20/34	2,208
1,696	Series 2004-HYB6, Class A3, VAR, 2.715%, 11/20/34	1,352
517	Series 2004-J6, Class 2A1, 4.750%, 07/25/14	523
541	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	555
1,022	Series 2005-14, Class A2, 5.500%, 07/25/35	960
1,000	Series 2005-16, Class A23, 5.500%, 09/25/35	997
6,539	Series 2005-22, Class 2A1, VAR, 2.713%, 11/25/35	4,557
318	Series 2005-R1, Class 2APO, PO, 03/25/35 (e)	234
	Credit Suisse Mortgage Capital Certificates,
9,735	Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	9,735
3,363	Series 2009-12R, Class 7A1, 5.500%, 10/27/35 (e)	3,362
7,500	Series 2010-16, Class A3, VAR, 3.965%, 06/25/50 (e)	6,694
3,148	Series 2010-16, Class A4, VAR, 4.250%, 06/25/50 (e)	2,476

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
5,222	Series 2010-1R, Class 26A1, 4.750%, 05/27/37 (e)	5,231
5,230	Series 2010-1R, Class 5A1, VAR, 5.000%, 01/27/36 (e)	5,356
11,189	Series 2010-11R, Class A1, VAR, 1.271%, 06/28/47 (e)	10,734
6,700	Series 2010-12R, Class 14A1, VAR, 2.689%, 09/26/46 (e)	6,590
5,248	Series 2010-12R, Class 5A1, VAR, 3.000%, 04/26/37 (e)	5,186
3,890	Series 2010-15R, Class 7A1, VAR, 4.748%, 10/26/37 (e)	3,878
3,010	Series 2010-15R, Class 7A2, VAR, 4.748%, 10/26/37 (e)	2,709
6,911	Series 2010-17R, Class 1A1, VAR, 2.496%, 06/26/36 (e)	6,539
7,641	Series 2010-17R, Class 5A1, VAR, 2.849%, 07/26/36 (e)	7,393
34,312	Series 2011-1R, Class A1, VAR, 1.244%, 02/27/47 (e)	33,754
7,857	Series 2011-6R, Class 3A1, VAR, 2.849%, 07/28/36 (e)	7,218
42,532	Series 2011-7R, Class A1, VAR, 1.494%, 08/28/47 (e)	41,733
53,505	Series 2011-9R, Class A1, VAR, 2.244%, 03/27/46 (e)	52,769
33,166	Series 2011-16R, Class 7A3, VAR, 3.500%, 12/27/36 (e)	33,229
	CS First Boston Mortgage Securities Corp.,
61	Series 1997-2, Class A, 7.500%, 06/25/20 (e)	63
1,945	Series 2003-1, Class DB1, 6.564%, 02/25/33	1,696
4,587	Series 2003-21, Class 1A4, 5.250%, 09/25/33	4,649
2,571	Series 2003-23, Class 1P, PO, 10/25/33	1,847
2,109	Series 2003-23, Class 2A5, 5.000%, 10/25/18	2,168
479	Series 2003-25, Class 2A1, 4.500%, 10/25/18	486
6,933	Series 2003-27, Class 5A3, 5.250%, 11/25/33	7,162
2,470	Series 2003-27, Class 5A4, 5.250%, 11/25/33	2,557
1,253	Series 2003-AR15, Class 3A1, VAR, 2.852%, 06/25/33	1,219
3,598	Series 2004-4, Class 2A4, 5.500%, 09/25/34	3,795

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
3,116	Series 2004-5, Class 3A1, 5.250%, 08/25/19	3,218
123	Series 2004-5, Class 5P, PO, 08/25/19	104
5,471	Series 2004-8, Class 1A4, 5.500%, 12/25/34	5,756
2,393	Series 2004-8, Class 3A5, 5.500%, 12/25/34	2,478
640	Series 2005-4, Class 3A24, IF, 18.101%, 06/25/35	645
943	Series 2005-9, Class AP, PO, 10/25/35	562
7,172	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	1,060
466	Series 2005-10, Class AP, PO, 11/25/35	368
	Deutsche ALT-A Securities, Inc., Alternate Loan Trust,
2,344	Series 2005-1, Class 2A1, VAR, 5.591%, 02/25/20	2,410
3,412	Series 2005-3, Class 1A1, VAR, 5.296%, 06/25/20	3,368
	Deutsche Mortgage Securities, Inc.,
179	Series 2004-1, Class 2APO, PO, 10/25/18	164
4,760	Series 2009-RS2, Class 4A1, VAR, 0.406%, 04/26/37 (e)	4,579
3,988	Series 2009-RS3, Class A1, 5.250%, 08/26/35 (e)	3,975
8,941	Series 2010-RS2, Class A1, VAR, 1.520%, 06/28/47 (e)	8,941
6,815	FDIC Trust, Series 2011-N1, Class A1, 4.500%, 12/25/16 (e) (f) (i)	6,815
	First Boston Mortgage Securities Corp. 1987 STRIPS,
37	Series C, Class IO, IO, 10.965%, 04/25/17	6
21	Series C, Class PO, PO, 04/25/17	21
	First Horizon Alternative Mortgage Securities,
3,555	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	2,397
24,357	Series 2007-FA4, Class 1A2, IF, IO, 5.406%, 08/25/37	4,347
	First Horizon Asset Securities, Inc.,
206	Series 2003-7, Class 2A1, 4.500%, 09/25/18	212
2,412	Series 2003-8, Class 2A1, 4.500%, 09/25/18	2,435
3,333	Series 2003-9, Class 1A6, 5.500%, 11/25/33	3,375
2,292	Series 2004-AR2, Class 2A1, VAR, 2.746%, 05/25/34	2,168
982	Series 2004-AR7, Class 2A1, VAR, 2.617%, 02/25/35	943

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
798	Series 2004-AR7, Class 2A2, VAR, 2.617%, 02/25/35	724
5,952	Series 2005-AR1, Class 2A2, VAR, 2.673%, 04/25/35	5,601
	Freedom Trust,
4,157	Series 2011-3, Class A11, VAR, 4.766%, 09/01/51 (e)	4,074
12,000	Series 2011-4, Class A18, VAR, 3.901%, 03/25/37 (e)	11,829
	GMAC Mortgage Corp. Loan Trust,
12,991	Series 2003-AR1, Class A4, VAR, 3.030%, 10/19/33	12,777
7,948	Series 2003-AR2, Class 2A4, VAR, 2.994%, 12/19/33	7,794
991	Series 2003-J7, Class A10, 5.500%, 11/25/33	1,039
11,865	Series 2003-J7, Class A7, 5.000%, 11/25/33	12,274
572	Series 2003-J8, Class A, 5.250%, 12/25/33	587
6,406	Series 2004-J5, Class A7, 6.500%, 01/25/35	6,722
3,198	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	3,275
1,092	Series 2005-AR3, Class 3A3, VAR, 3.061%, 06/19/35	1,077
5,000	Series 2005-AR3, Class 3A4, VAR, 3.061%, 06/19/35	4,251
	GSMPS Mortgage Loan Trust,
1,271	Series 2004-4, Class 1AF, VAR, 0.644%, 06/25/34 (e)	1,088
2,350	Series 2005-RP2, Class 1AF, VAR, 0.594%, 03/25/35 (e)	1,900
13,832	Series 2005-RP3, Class 1AF, VAR, 0.594%, 09/25/35 (e)	10,467
10,196	Series 2005-RP3, Class 1AS, IO, VAR, 5.080%, 09/25/35 (e)	1,536
	GSR Mortgage Loan Trust,
1,436	Series 2003-3F, Class 4A3, 5.750%, 04/25/33	1,448
718	Series 2003-6F, Class A2, VAR, 0.644%, 09/25/32	678
8,102	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	8,472
2,943	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	3,133
228	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	231
1,034	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	1,020
108	Series 2004-15F, Class AP, PO, 12/25/34	86

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	53

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
223	Series 2005-5F, Class 2A3, 5.500%, 06/25/35	223
5,245	Series 2005-5F, Class 8A3, VAR, 0.744%, 06/25/35	4,629
9,747	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	9,565
469	Series 2005-AR6, Class 3A1, VAR, 2.690%, 09/25/35	421
4,000	Series 2006-1F, Class 1A3, 5.500%, 02/25/36	3,585
12,033	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	10,641
13,000	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	12,573
4,469	Impac CMB Trust, Series 2005-4, Class 2A1, VAR, 0.544%, 05/25/35	3,975
	Impac Secured Assets CMN Owner Trust,
2,217	Series 2003-2, Class A1, 5.500%, 08/25/33	2,308
97	Series 2004-3, Class 1A4, VAR, 1.044%, 11/25/34	89
11,011	Series 2006-1, Class 2A1, VAR, 0.594%, 05/25/36	9,862
22,794	Series 2006-2, Class 2A1, VAR, 0.594%, 08/25/36	21,180
29,567	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.122%, 08/25/35	148
8,610	Jefferies & Co., Inc., Series 2011-R2, Class A1, VAR, 4.500%, 10/26/36 (e)	8,664
	JP Morgan Mortgage Trust,
1,660	Series 2004-A3, Class 4A1, VAR, 2.749%, 07/25/34	1,596
3,351	Series 2004-A4, Class 1A1, VAR, 2.761%, 09/25/34	3,368
2,320	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	2,392
7,550	Series 2005-A1, Class 3A4, VAR, 5.011%, 02/25/35	7,463
1,205	Series 2005-A1, Class 5A1, VAR, 4.436%, 02/25/35	1,211
39,448	Series 2006-A2, Class 4A1, VAR, 2.747%, 08/25/34	38,001
22,536	Series 2006-A2, Class 5A3, VAR, 2.647%, 11/25/33	21,984
5,524	Series 2006-A3, Class 6A1, VAR, 2.762%, 08/25/34	4,894
3,720	Series 2007-A1, Class 5A1, VAR, 2.852%, 07/25/35	3,414

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,488	Series 2007-A1, Class 5A2, VAR, 2.852%, 07/25/35	1,365
	JP Morgan Reremic,
6,862	Series 2009-6, Class 4A1, VAR, 5.698%, 09/26/36 (e)	7,137
6,715	Series 2010-4, Class 7A1, VAR, 4.274%, 08/26/35 (e)	6,535
	Lehman Mortgage Trust,
2,239	Series 2006-2, Class 1A1, VAR, 6.494%, 04/25/36	2,164
1,930	Series 2007-6, Class 1A8, 6.000%, 07/25/37	1,494
10,000	Series 2008-2, Class 1A6, 6.000%, 03/25/38	7,318
	LVII Resecuritization Trust,
5,239	Series 2009-2, Class A4, VAR, 3.000%, 09/27/37 (e)	5,111
16,500	Series 2009-2, Class A5, VAR, 3.000%, 09/27/37 (e)	16,418
	MASTR Adjustable Rate Mortgages Trust,
1,451	Series 2004-3, Class 4A2, VAR, 2.392%, 04/25/34	1,347
11,331	Series 2004-13, Class 2A1, VAR, 2.662%, 04/21/34	11,175
8,673	Series 2004-13, Class 3A6, VAR, 2.718%, 11/21/34	8,682
754	Series 2004-15, Class 3A1, VAR, 3.041%, 12/25/34	594
	MASTR Alternative Loans Trust,
3,941	Series 2003-9, Class 2A1, 6.000%, 12/25/33	3,950
631	Series 2003-9, Class 8A1, 6.000%, 01/25/34	633
1,834	Series 2004-3, Class 2A1, 6.250%, 04/25/34	1,859
5,389	Series 2004-3, Class 3A1, 6.000%, 04/25/34	5,550
1,092	Series 2004-6, Class 30PO, PO, 07/25/34	837
594	Series 2004-6, Class 7A1, 6.000%, 07/25/34	591
932	Series 2004-7, Class 30PO, PO, 08/25/34	718
2,730	Series 2004-8, Class 6A1, 5.500%, 09/25/19	2,772
893	Series 2004-10, Class 1A1, 4.500%, 09/25/19	916
3,294	Series 2005-6, Class 3A1, 5.500%, 11/25/20	3,173

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	MASTR Asset Securitization Trust,
592	Series 2003-2, Class 1A1, 5.000%, 03/25/18	610
374	Series 2003-2, Class 2A1, 4.500%, 03/25/18	381
1,190	Series 2003-2, Class 2A10, 4.500%, 03/25/18	1,210
384	Series 2003-8, Class 1A1, 5.500%, 09/25/33	400
713	Series 2003-9, Class 15PO, PO, 10/25/18	602
667	Series 2003-9, Class 2A7, 5.500%, 10/25/33	693
440	Series 2003-11, Class 3A1, 4.500%, 12/25/18	449
492	Series 2003-12, Class 30PO, PO, 12/25/33	394
1,082	Series 2003-12, Class 6A1, 5.000%, 12/25/33	1,105
312	Series 2004-1, Class 30PO, PO, 02/25/34	246
5,299	Series 2004-4, Class 1A6, 5.250%, 12/26/33	5,458
155	Series 2004-4, Class 3A1, 4.500%, 04/25/19	158
441	Series 2004-6, Class 15PO, PO, 05/25/19	364
1,499	Series 2004-8, Class 1A1, 4.750%, 08/25/19	1,543
299	Series 2004-8, Class PO, PO, 08/25/19	252
1,133	Series 2004-9, Class 5A1, 5.250%, 09/25/19	1,169
3,596	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	3,800
2,300	Series 2006-2, Class 1A30, 6.000%, 06/25/36	1,957
	MASTR Reperforming Loan Trust,
19,319	Series 2005-2, Class 1A1F, VAR, 0.594%, 05/25/35 (e)	14,486
2,301	Series 2006-2, Class 1A1, VAR, 5.291%, 05/25/36 (e)	2,121
5,186	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	4,045
352	Medallion Trust, (Australia), Series 2004-1G, Class A1, VAR, 0.621%, 05/25/35	334
	Mellon Residential Funding Corp.,
8,717	Series 2000-TBC2, Class A1, VAR, 0.728%, 06/15/30	8,115
1,930	Series 2000-TBC3, Class A1, VAR, 0.689%, 12/15/30	1,868

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Non-Agency CMO — Continued
		Merrill Lynch Mortgage Investors, Inc.,
2,404		Series 2003-A5, Class 2A6, VAR, 2.499%, 08/25/33	2,347
3,887		Series 2004-A4, Class A2, VAR, 2.603%, 08/25/34	3,701
7,134		Series 2005-A2, Class A1, VAR, 2.582%, 02/25/35	6,033
5,576		Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-3, Class 1A3, VAR, 1.468%, 06/25/37	5,061
99		Merrill Lynch Trust, Series 47, Class Z, 8.985%, 10/20/20	111
		MLCC Mortgage Investors, Inc.,
2,919		Series 2003-E, Class A1, VAR, 0.864%, 10/25/28	2,549
4,129		Series 2004-1, Class 2A1, VAR, 2.195%, 12/25/34	4,063
4,427		Series 2004-C, Class A2, VAR, 1.401%, 07/25/29	4,108
		Morgan Stanley Mortgage Loan Trust,
8,780		Series 2004-3, Class 4A, VAR, 5.654%, 04/25/34	8,906
2,607		Series 2004-9, Class 4A, VAR, 5.416%, 11/25/19	2,681
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 5,205.250%, 04/20/21	16
2,333		MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.564%, 02/25/35	1,859
		Nomura Asset Acceptance Corp.,
1,103		Series 2003-A1, Class A1, 5.500%, 05/25/33	1,151
318		Series 2003-A1, Class A2, 6.000%, 05/25/33	319
147		Series 2003-A1, Class A5, 7.000%, 04/25/33	154
30		Series 2003-A1, Class A7, 5.000%, 04/25/18	31
1,337		Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	1,314
		Paine Webber CMO Trust,
5		Series H, Class 4, 8.750%, 04/01/18	5
23		Series P, Class 4, 8.500%, 08/01/19	26
4,024		Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	4,272
1,917		Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 2.700%, 05/25/35	1,847

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	55

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	RBSSP Resecuritization Trust,
7,154	Series 2009-1, Class 1A1, 6.500%, 02/26/36 (e)	7,262
3,228	Series 2009-2, Class 1A1, 7.000%, 08/26/37 (e)	3,391
3,988	Series 2009-6, Class 15A1, 5.500%, 01/26/21 (e)	4,011
6,462	Series 2009-9, Class 7A4, VAR, 6.000%, 07/26/37 (e)	6,450
3,641	Series 2009-11, Class 1A1, 5.528%, 06/26/34 (e)	3,640
6,550	Series 2009-12, Class 14A1, VAR, 5.500%, 03/25/23 (e)	6,723
18,489	Series 2009-12, Class 1A1, VAR, 5.700%, 11/25/33 (e)	19,472
2,914	Series 2009-13, Class 1A1, VAR, 5.000%, 10/26/21 (e)	2,906
1,195	Series 2010-2, Class 2A1, 4.500%, 11/26/22 (e)	1,201
8,888	Series 2010-9, Class 3A1, VAR, 5.000%, 10/26/34 (e)	8,888
25,568	Series 2010-9, Class 7A5, VAR, 4.000%, 05/26/37 (e)	25,376
3,068	Series 2010-12, Class 8A1, 4.000%, 06/27/21 (e)	3,085
	Residential Accredit Loans, Inc.,
1,383	Series 2001-QS19, Class A2, 6.000%, 12/25/16	1,410
606	Series 2002-QS16, Class A3, IF, 16.113%, 10/25/17	688
2,678	Series 2002-QS8, Class A5, 6.250%, 06/25/17	2,741
3,210	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	3,163
1,760	Series 2003-QR24, Class A5, 4.000%, 07/25/33	1,761
663	Series 2003-QS1, Class A6, 4.250%, 01/25/33	667
1,889	Series 2003-QS12, Class A2A, IF, IO, 7.356%, 06/25/18	282
575	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	57
4,446	Series 2003-QS14, Class A1, 5.000%, 07/25/18	4,530
7,971	Series 2003-QS15, Class A7, 5.500%, 08/25/33	8,021
1,421	Series 2003-QS18, Class A1, 5.000%, 09/25/18	1,464

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
11,158	Series 2003-QS19, Class A1, 5.750%, 10/25/33	11,567
1,257	Series 2003-QS3, Class A2, IF, 15.963%, 02/25/18	1,350
1,183	Series 2003-QS3, Class A8, IF, IO, 7.356%, 02/25/18	122
3,542	Series 2003-QS9, Class A3, IF, IO, 7.306%, 05/25/18	530
11,668	Series 2004-QS7, Class A4, 5.500%, 05/25/34	10,297
285	Series 2004-QS8, Class A2, 5.000%, 06/25/34	286
3,000	Series 2005-QA6, Class A32, VAR, 5.606%, 05/25/35	1,689
498	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	338
	Residential Asset Securitization Trust,
1,348	Series 2003-A13, Class A3, 5.500%, 01/25/34	1,349
130	Series 2003-A14, Class A1, 4.750%, 02/25/19	131
2,628	Series 2003-A8, Class A5, 4.250%, 10/25/18	2,692
20,356	Series 2005-A2, Class A4, IF, IO, 4.806%, 03/25/35	2,101
2,378	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	1,587
	Residential Funding Mortgage Securities I,
1,680	Series 2003-S13, Class A3, 5.500%, 06/25/33	1,736
481	Series 2003-S14, Class A4, PO, 07/25/18	416
1,368	Series 2003-S16, Class A3, 5.000%, 09/25/18	1,411
2,036	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	2,084
266	Series 2004-S6, Class 2A6, PO, 06/25/34	196
1,401	Series 2005-S1, Class 2A1, 4.750%, 02/25/20	1,443
2,033	Series 2005-SA4, Class 1A1, VAR, 2.884%, 09/25/35	1,444
75	Residential Funding Securities LLC, Series 2003-RM2, Class AP-3, PO, 05/25/33	54
	Salomon Brothers Mortgage Securities VII, Inc.,
7,391	Series 2003-HYB1, Class A, VAR, 2.736%, 09/25/33	7,079
239	Series 2003-UP2, Class PO1, PO, 12/25/18	216

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Sequoia Mortgage Trust,
3,002	Series 2004-8, Class A1, VAR, 0.596%, 09/20/34	2,624
4,708	Series 2004-8, Class A2, VAR, 1.122%, 09/20/34	4,171
1,417	Series 2004-10, Class A1A, VAR, 0.555%, 11/20/34	1,268
5,606	Series 2004-12, Class A3, VAR, 1.108%, 01/20/35	4,301
	Springleaf Mortgage Loan Trust,
18,143	Series 2011-1A, Class A1, VAR, 4.050%, 01/25/58 (e)	18,420
14,225	Series 2011-1A, Class A2, VAR, 5.450%, 01/25/58 (e)	14,227
4,200	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.916%, 06/25/34	4,145
3,661	Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, VAR, 0.905%, 10/19/34	3,253
	Structured Asset Securities Corp.,
971	Series 2002-17, Class B1, VAR, 6.098%, 09/25/32	958
115	Series 2002-10H, Class 1AP, PO, 05/25/32	85
715	Series 2003-8, Class 1A2, 5.000%, 04/25/18	732
4,668	Series 2003-16, Class A3, VAR, 0.744%, 06/25/33	4,445
117	Series 2003-21, Class 1A3, 5.500%, 07/25/33	117
3,892	Series 2003-29, Class 1A1, 4.750%, 09/25/18	3,991
1,085	Series 2003-30, Class 1A1, 5.500%, 10/25/33	1,118
590	Series 2003-30, Class 3A2, VAR, 0.744%, 10/25/33	588
953	Series 2003-32, Class 1A1, VAR, 5.268%, 11/25/33	998
1,399	Series 2003-31A, Class B1, VAR, 2.512%, 10/25/33	566
7,495	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	7,584
1,864	Series 2003-34A, Class 3A3, VAR, 2.512%, 11/25/33	1,726
6,901	Series 2003-37A, Class 2A, VAR, 5.028%, 12/25/33	6,932
1,420	Series 2004-20, Class 1A3, 5.250%, 11/25/34	1,426

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
15,909	Series 2004-5H, Class A4, 5.540%, 12/25/33	15,524
5,567	Series 2004-4XS, Class 1A5, SUB, 5.490%, 02/25/34	5,645
2,618	Series 2005-6, Class 4A1, 5.000%, 05/25/35	2,580
1,838	Series 2005-RF3, Class 1A, VAR, 0.594%, 06/25/35 (e)	1,372
3,408	Thornburg Mortgage Securities Trust, Series 2003-4, Class A1, VAR, 0.884%, 09/25/43	3,226
	Vericrest Opportunity Loan Transferee,
9,656	Series 2011-NL1A, Class A1, VAR, 5.926%, 12/26/50 (e) (f) (i)	9,719
18,000	Series 2011-NL1A, Class A2, VAR, 9.077%, 12/26/50 (e) (f) (i)	18,196
7,835	Series 2011-NL2A, Class A1, VAR, 5.682%, 06/25/51 (e) (f) (i)	7,862
14,400	Series 2011-NL2A, Class A2, VAR, 9.317%, 06/25/51 (e) (f) (i)	14,517
11,434	Series 2011-NL3A, Class A1, VAR, 5.194%, 09/25/51 (e)	11,463
6,985	Series 2011-NL3A, Class A2, VAR, 9.318%, 09/25/51 (e)	7,010
	WaMu Mortgage Pass-Through Certificates,
3,822	Series 2003-AR7, Class A7, VAR, 2.443%, 08/25/33	3,782
20,293	Series 2003-AR9, Class 1A6, VAR, 2.461%, 09/25/33	20,122
4,062	Series 2003-AR9, Class 2A, VAR, 2.545%, 09/25/33	4,102
4,493	Series 2003-S1, Class A5, 5.500%, 04/25/33	4,727
710	Series 2003-S10, Class A2, 5.000%, 10/25/18	737
3,521	Series 2003-S11, Class 2A5, IF, 16.379%, 11/25/33	3,682
1,803	Series 2003-S13, Class 23A1, VAR, 0.794%, 12/25/18	1,742
1,384	Series 2003-S4, Class 2A10, IF, 16.792%, 06/25/33	1,534
1,888	Series 2003-S8, Class A4, 4.500%, 09/25/18	1,906
1,946	Series 2003-S8, Class A5, 4.500%, 09/25/18	1,977
1,165	Series 2003-S8, Class A6, 4.500%, 09/25/18	1,211
21,756	Series 2003-S9, Class A8, 5.250%, 10/25/33	22,395
520	Series 2003-S9, Class P, PO, 10/25/33	403
5,220	Series 2004-AR3, Class A1, VAR, 2.549%, 06/25/34	5,138

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	57

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
6,707	Series 2004-AR3, Class A2, VAR, 2.549%, 06/25/34	6,603
2,600	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	2,672
2,870	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	2,998
1,478	Series 2004-RS2, Class A4, 5.000%, 11/25/33	1,479
737	Series 2004-S1, Class 1A3, VAR, 0.644%, 03/25/34	717
10,403	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	10,663
4,579	Series 2004-S3, Class 1A5, 5.000%, 07/25/34	4,736
552	Series 2006-AR10, Class 2P, VAR, 0.000%, 09/25/36	308
1,929	Series 2006-AR8, Class 1A2, VAR, 2.531%, 08/25/46	1,262
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
5,591	Series 2005-1, Class 1A1, 5.500%, 03/25/35	4,973
400	Series 2005-1, Class CP, PO, 03/25/35	295
23,082	Series 2005-2, Class 1A4, IF, IO, 4.806%, 04/25/35	2,803
6,069	Series 2005-2, Class 2A3, IF, IO, 4.756%, 04/25/35	690
7,292	Series 2005-4, Class CB7, 5.500%, 06/25/35	6,209
7,585	Series 2005-4, Class CX, IO, 5.500%, 06/25/35	1,017
1,912	Series 2005-6, Class 2A4, 5.500%, 08/25/35	1,541
769	Series 2006-1, Class 3A2, 5.750%, 02/25/36	586
	Washington Mutual MSC Mortgage Pass-Through Certificates,
670	Series 2003-MS5, Class 1A4, VAR, 0.744%, 03/25/18	655
84	Series 2003-MS7, Class P, PO, 03/25/33	68
	Wells Fargo Alternative Loan Trust,
388	Series 2003-1, Class APO, PO, 09/25/33	318
1,125	Series 2007-PA3, Class 1A2, 5.750%, 07/25/37	872
19,722	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	19,725

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
	Wells Fargo Mortgage-Backed Securities Trust,
693	Series 2003-8, Class A9, 4.500%, 08/25/18	721
200	Series 2003-11, Class 1A4, 4.750%, 10/25/18	199
510	Series 2003-11, Class 1APO, PO, 10/25/18	432
1,967	Series 2003-13, Class A7, 4.500%, 11/25/18	1,997
9,052	Series 2003-15, Class 1A1, 4.750%, 12/25/18	9,354
205	Series 2003-15, Class APO, PO, 12/25/18	175
610	Series 2003-16, Class 2A1, 4.500%, 12/25/18	623
658	Series 2003-J, Class 2A5, VAR, 4.421%, 10/25/33	661
11,757	Series 2003-K, Class 1A1, VAR, 4.430%, 11/25/33	11,908
450	Series 2003-K, Class 1A2, VAR, 4.430%, 11/25/33	465
1,499	Series 2003-L, Class 2A1, VAR, 4.508%, 11/25/33	1,501
2,045	Series 2004-4, Class A9, 5.500%, 05/25/34	2,106
698	Series 2004-7, Class 2A1, 4.500%, 07/25/19	713
819	Series 2004-7, Class 2A2, 5.000%, 07/25/19	845
1,049	Series 2004-8, Class APO, PO, 08/25/19	876
3,500	Series 2004-B, Class A1, VAR, 4.914%, 02/25/34	3,581
2,460	Series 2004-BB, Class A4, VAR, 2.618%, 01/25/35	2,455
7,212	Series 2004-EE, Class 2A1, VAR, 2.707%, 12/25/34	7,065
4,906	Series 2004-EE, Class 2A2, VAR, 2.707%, 12/25/34	4,860
7,331	Series 2004-EE, Class 3A1, VAR, 2.749%, 12/25/34	7,322
2,393	Series 2004-EE, Class 3A2, VAR, 2.749%, 12/25/34	2,401
9,340	Series 2004-I, Class 1A1, VAR, 2.692%, 07/25/34	9,118
30,073	Series 2004-P, Class 2A1, VAR, 2.677%, 09/25/34	29,621
4,956	Series 2004-V, Class 1A1, VAR, 2.710%, 10/25/34	4,816
6,358	Series 2004-V, Class 1A2, VAR, 2.710%, 10/25/34	6,265
5,050	Series 2005-1, Class 2A1, 5.000%, 01/25/20	5,178

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
3,651	Series 2005-13, Class A1, 5.000%, 11/25/20	3,833
2,962	Series 2005-14, Class 1A1, 5.500%, 12/25/35	3,079
1,008	Series 2005-14, Class 2APO, PO, 12/25/35	791
6,574	Series 2005-AR8, Class 2A1, VAR, 2.686%, 06/25/35	6,214
1,550	Series 2007-7, Class A7, 6.000%, 06/25/37	1,462
11,000	Series 2007-9, Class 1A8, 5.500%, 07/25/37	10,970
8,535	Series 2007-11, Class A14, 6.000%, 08/25/37	8,014

		2,624,102

	Total Collateralized Mortgage Obligations (Cost $7,487,298)	7,923,187

Commercial Mortgage-Backed Securities — 2.2%
	Banc of America Commercial Mortgage, Inc.,
5,000	Series 2005-1, Class AJ, VAR, 5.194%, 11/10/42	5,086
5,000	Series 2005-3, Class A4, 4.668%, 07/10/43	5,496
10,625	Series 2005-3, Class AM, 4.727%, 07/10/43	11,236
2,500	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	2,788
638,680	Series 2005-5, Class XC, IO, VAR, 0.069%, 10/10/45 (e)	2,239
7,628	Series 2005-6, Class ASB, VAR, 5.193%, 09/10/47	8,019
2,855	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	3,202
7,000	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	7,882
11,500	Series 2006-4, Class A4, 5.634%, 07/10/46	13,045
2,500	Series 2006-5, Class A4, 5.414%, 09/10/47	2,796
258,294	Series 2006-5, Class XC, IO, VAR, 0.255%, 09/10/47 (e)	3,617
9,500	Banc of America Large Loan, Inc., Series 2009-UB1, Class A4A, VAR, 5.604%, 06/24/50 (e)	10,607
	Bear Stearns Commercial Mortgage Securities,
9,145	Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	9,855
2,725	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	2,865
8,560	Series 2006-PW11, Class A4, VAR, 5.459%, 03/11/39	9,682
257,775	Series 2006-PW14, Class X1, IO, VAR, 0.185%, 12/11/38 (e)	4,190

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,700	Series 2006-T24, Class A4, 5.537%, 10/12/41	3,067
711,537	Series 2007-T26, Class X1, IO, VAR, 0.077%, 01/12/45 (e)	3,955
	Citigroup Commercial Mortgage Trust,
7,200	Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	7,632
7	Series 2006-C4, Class A1, VAR, 5.730%, 03/15/49	7
	Citigroup/Deutsche Bank Commercial Mortgage Trust,
180,450	Series 2006-CD3, Class XS, IO, VAR, 0.119%, 10/15/48 (e)	2,386
278,990	Series 2007-CD4, Class XC, IO, VAR, 0.188%, 12/11/49 (e)	2,434
4,700	Commercial Mortgage Asset Trust, Series 1999-C1, Class D, VAR, 7.350%, 01/17/32	5,092
6,300	Commercial Mortgage Pass-Through Certificates, Series 2005-LP5, Class A4, VAR, 4.982%, 05/10/43	6,921
	Credit Suisse Mortgage Capital Certificates,
7,150	Series 2006-C2, Class A3, VAR, 5.663%, 03/15/39	7,877
268,297	Series 2007-C2, Class AX, IO, VAR, 0.101%, 01/15/49 (e)	1,405
1,700	CS First Boston Mortgage Securities Corp., Series 2005-C3, Class AM, 4.730%, 07/15/37	1,812
257,480	CW Capital Cobalt Ltd., Series 2006-C1, Class IO, IO, VAR, 0.722%, 08/15/48	6,435
15,293	Defeased Loan Trust, Series 2010-1, Class A, 2.360%, 01/13/14 (e)	15,749
32,218	FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, 12/06/20 (e)	33,559
11,500	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	11,862
	GMAC Commercial Mortgage Securities, Inc.,
134	Series 2003-C1, Class A1, 3.337%, 05/10/36	135
14,000	Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	15,384
3,500	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VAR, 4.859%, 08/10/42	3,641
	GS Mortgage Securities Corp. II,
11,100	Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	11,989

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	59

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
7,300	Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	8,130
161,739	Series 2006-GG8, Class X, IO, VAR, 0.619%, 11/10/39 (e)	3,511
5,500	Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	5,550
	JP Morgan Chase Commercial Mortgage Securities Corp.,
8,300	Series 2004-CB8, Class A4, 4.404%, 01/12/39	8,767
6,000	Series 2004-CB9, Class A4, VAR, 5.579%, 06/12/41	6,506
5,150	Series 2005-CB11, Class AJ, VAR, 5.457%, 08/12/37	5,309
628,118	Series 2005-CB11, Class X1, IO, VAR, 0.071%, 08/12/37 (e)	2,675
683,748	Series 2005-LDP5, Class X1, IO, VAR, 0.084%, 12/15/44 (e)	2,085
2,000	Series 2006-CB15, Class A4, VAR, 5.814%, 06/12/43	2,245
458,541	Series 2006-CB15, Class X1, IO, VAR, 0.076%, 06/12/43	3,139
2,195	Series 2006-CB16, Class A4, 5.552%, 05/12/45	2,461
1,600	Series 2006-LDP8, Class A4, 5.399%, 05/15/45	1,814
6,000	Series 2006-LDP9, Class A3SF, VAR, 0.403%, 05/15/47	5,511
487,199	Series 2007-LD12, Class X, IO, VAR, 0.144%, 02/15/51	2,090
	LB-UBS Commercial Mortgage Trust,
11,528	Series 2004-C2, Class A4, 4.367%, 03/15/36	12,119
5,000	Series 2006-C1, Class A4, 5.156%, 02/15/31	5,577
1,470	Series 2006-C4, Class A4, VAR, 5.874%, 06/15/38	1,686
190,487	Series 2007-C2, Class XW, IO, VAR, 0.528%, 02/15/40	3,865
	Merrill Lynch Mortgage Trust,
2,500	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	2,798
3,325	Series 2005-LC1, Class AJ, VAR, 5.327%, 01/12/44	3,288
4,466	Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	4,501
2,200	Series 2006-C1, Class A4, VAR, 5.661%, 05/12/39	2,504
	Merrill Lynch/Countrywide Commercial Mortgage Trust,
4,950	Series 2006-1, Class A4, VAR, 5.429%, 02/12/39	5,538

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

444,970	Series 2006-4, Class XC, IO, VAR, 0.211%, 12/12/49 (e)	5,709
	Morgan Stanley Capital I,
3,700	Series 2004-HQ4, Class A7, 4.970%, 04/14/40	3,941
239,494	Series 2006-IQ12, Class X1, IO, VAR, 0.142%, 12/15/43 (e)	3,410
459,540	Series 2007-HQ11, Class X, IO, VAR, 0.230%, 02/12/44 (e)	3,431
116,471	Series 2007-HQ13, Class X1, IO, VAR, 0.413%, 12/15/44 (e)	1,896
356,274	Series 2007-IQ13, Class X, IO, VAR, 0.440%, 03/15/44 (e)	5,400
6,107	Series 2011-C3, Class A3, 4.054%, 07/15/49	6,567
8	Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2, 5.980%, 01/15/39	8
	Morgan Stanley Reremic Trust,
5,923	Series 2009-IO, Class A1, 3.000%, 07/17/56 (e)	5,952
23,300	Series 2009-IO, Class A2, 5.000%, 07/17/56 (e)	23,853
3,878	Series 2010-C30A, Class A3A, 3.250%, 12/17/43 (e)	3,874
26,000	Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	27,644
31,373	Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	31,471
1,452	Multi Security Asset Trust, Series 2005-RR4A, Class A3, 5.000%, 11/28/35 (e)	1,445
6,060	RBSCF Trust, Series 2010-RR3, Class MS4A, VAR, 4.970%, 04/16/40 (e)	6,443
27,950	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.707%, 08/15/39	30,227
	Wachovia Bank Commercial Mortgage Trust,
6,628	Series 2003-C9, Class A4, VAR, 5.012%, 12/15/35	7,013
10,719	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	11,558
1,004,956	Series 2006-C24, Class XC, IO, VAR, 0.041%, 03/15/45 (e)	4,132
10,265	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	11,178

	Total Commercial Mortgage-Backed Securities (Cost $514,370)	540,768

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — 16.2%
	Consumer Discretionary — 1.2%
	Auto Components — 0.0% (g)
	Johnson Controls, Inc.,
4,599	3.750%, 12/01/21	4,856
3,335	4.250%, 03/01/21	3,599
7,000	5.250%, 12/01/41	7,455

		15,910

	Automobiles — 0.1%
	Daimler Finance North America LLC,
5,248	2.625%, 09/15/16 (e)	5,372
9,800	2.950%, 01/11/17 (e)	10,125
1,500	8.500%, 01/18/31	2,227

		17,724

	Broadcasting & Cable TV — 0.1%
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
5,600	4.600%, 02/15/21	6,075
4,322	5.000%, 03/01/21	4,802
12,465	6.000%, 08/15/40	14,300

		25,177

	Hotels, Restaurants & Leisure — 0.0% (g)
2,025	McDonald’s Corp., 4.300%, 03/01/13	2,098

	Household Durables — 0.0% (g)
3,000	Newell Rubbermaid, Inc., 4.700%, 08/15/20	3,255

	Media — 0.8%
	CBS Corp.,
750	5.500%, 05/15/33	806
1,426	5.750%, 04/15/20	1,642
6,025	7.875%, 07/30/30	8,021
1,500	8.875%, 05/15/19	2,000
	Comcast Cable Communications Holdings, Inc.,
6,417	8.375%, 03/15/13	6,919
5,250	9.455%, 11/15/22	7,764
	Comcast Cable Communications LLC,
2,200	7.125%, 06/15/13	2,371
1,000	8.875%, 05/01/17	1,305
1,800	Comcast Cable Holdings LLC, 10.125%, 04/15/22	2,657
	Comcast Corp.,
1,300	5.900%, 03/15/16	1,512
3,000	6.450%, 03/15/37	3,746
1,000	6.500%, 01/15/17	1,204
4,600	6.500%, 11/15/35	5,713

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
	Cox Communications, Inc.,
2,600	5.450%, 12/15/14	2,901
1,300	8.375%, 03/01/39 (e)	1,838
2,650	Cox Enterprises, Inc., 7.375%, 07/15/27 (e)	3,182
6,674	Discovery Communications LLC, 4.375%, 06/15/21	7,397
3,365	Historic TW, Inc., 9.150%, 02/01/23	4,674
	NBCUniversal Media LLC,
4,000	4.375%, 04/01/21	4,382
2,780	5.150%, 04/30/20	3,214
5,102	5.950%, 04/01/41	6,198
	News America, Inc.,
2,500	6.200%, 12/15/34	2,900
3,000	6.650%, 11/15/37	3,656
1,500	6.900%, 08/15/39	1,862
1,965	7.250%, 05/18/18	2,382
4,400	7.300%, 04/30/28	5,095
3,000	7.625%, 11/30/28	3,587
1,100	8.000%, 10/17/16	1,348
1,050	8.875%, 04/26/23	1,356
	TCI Communications, Inc.,
1,337	7.125%, 02/15/28	1,696
426	8.750%, 08/01/15	520
	Thomson Reuters Corp., (Canada),
9,049	3.950%, 09/30/21	9,576
2,150	4.700%, 10/15/19	2,370
1,125	5.950%, 07/15/13	1,192
	Time Warner Cable, Inc.,
3,735	5.500%, 09/01/41	4,113
1,700	5.850%, 05/01/17	2,000
4,600	5.875%, 11/15/40	5,223
2,595	6.550%, 05/01/37	3,132
4,550	6.750%, 07/01/18	5,592
2,000	6.750%, 06/15/39	2,493
2,450	7.300%, 07/01/38	3,149
1,590	8.250%, 02/14/14	1,808
2,150	8.250%, 04/01/19	2,788
1,785	8.750%, 02/14/19	2,361
	Time Warner Entertainment Co. LP,
2,020	8.375%, 03/15/23	2,763
6,500	8.375%, 07/15/33	8,523
2,165	10.150%, 05/01/12	2,195
	Time Warner, Inc.,
5,670	4.750%, 03/29/21	6,344
1,754	5.375%, 10/15/41	1,948

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	61

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
3,125	6.200%, 03/15/40	3,713
4,139	6.250%, 03/29/41	4,991
3,825	7.625%, 04/15/31	5,130
1,255	7.700%, 05/01/32	1,709
	Viacom, Inc.,
1,672	1.250%, 02/27/15	1,674
5,627	3.875%, 12/15/21	5,931
600	4.500%, 03/01/21	659
2,022	4.500%, 02/27/42	2,008
4,500	Walt Disney Co. (The), 4.125%, 12/01/41	4,611

		201,844

	Multiline Retail — 0.1%
	Kohl’s Corp.,
2,800	4.000%, 11/01/21	2,928
1,000	6.250%, 12/15/17	1,184
	Macy’s Retail Holdings, Inc.,
1,200	3.875%, 01/15/22	1,234
978	5.125%, 01/15/42	999
1,300	7.450%, 07/15/17	1,596
3,856	Nordstrom, Inc., 4.000%, 10/15/21	4,216
	Target Corp.,
2,100	6.000%, 01/15/18	2,572
1,900	7.000%, 01/15/38	2,703

		17,432

	Specialty Retail — 0.1%
3,788	Gap, Inc. (The), 5.950%, 04/12/21	3,799
4,600	Home Depot, Inc., 5.400%, 03/01/16	5,342
	Lowe’s Cos., Inc.,
2,153	3.800%, 11/15/21	2,325
2,305	5.125%, 11/15/41	2,637
3,500	7.110%, 05/15/37	4,686
1,775	Staples, Inc., 9.750%, 01/15/14	2,036

		20,825

	Total Consumer Discretionary	304,265

	Consumer Staples — 0.7%
	Beverages — 0.2%
	Anheuser-Busch Cos. LLC,
1,000	5.500%, 01/15/18	1,182
1,100	5.750%, 04/01/36	1,339
	Anheuser-Busch InBev Worldwide, Inc.,
3,615	1.500%, 07/14/14	3,672
7,050	7.750%, 01/15/19	9,283

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Beverages — Continued
	Coca-Cola Co. (The),
1,550	3.625%, 03/15/14	1,647
1,550	4.875%, 03/15/19	1,816
2,780	Diageo Capital plc, (United Kingdom), 4.828%, 07/15/20	3,214
	Diageo Finance B.V., (Netherlands),
2,150	5.300%, 10/28/15	2,462
3,600	5.500%, 04/01/13	3,792
3,975	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	4,384
	PepsiCo, Inc.,
935	0.800%, 08/25/14	941
2,503	3.000%, 08/25/21	2,581
231	7.900%, 11/01/18	315
	SABMiller Holdings, Inc.,
3,784	1.850%, 01/15/15 (e)	3,846
4,660	3.750%, 01/15/22 (e)	4,860
	SABMiller plc, (United Kingdom),
1,900	5.500%, 08/15/13 (e)	2,014
4,600	5.700%, 01/15/14 (e)	4,951
850	6.500%, 07/01/16 (e)	985

		53,284

	Food & Staples Retailing — 0.2%
	CVS Caremark Corp.,
6,794	5.750%, 05/15/41	8,126
2,000	6.125%, 09/15/39	2,498
7,211	CVS Pass-Through Trust, 5.926%, 01/10/34 (e)	7,839
	Kroger Co. (The),
3,867	2.200%, 01/15/17	3,938
924	5.400%, 07/15/40	1,012
2,000	6.150%, 01/15/20	2,468
600	6.400%, 08/15/17	728
2,225	7.500%, 01/15/14	2,489
	Wal-Mart Stores, Inc.,
1,820	4.550%, 05/01/13	1,907
1,200	5.250%, 09/01/35	1,416
1,050	6.200%, 04/15/38	1,385
700	7.550%, 02/15/30	1,030

		34,836

	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
2,125	5.875%, 05/15/13	2,219
7,760	8.500%, 06/15/19	9,598
605	Bunge N.A. Finance LP, 5.900%, 04/01/17	663

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Food Products — Continued
	Cargill, Inc.,
7,750	3.300%, 03/01/22 (e)	7,798
2,724	4.307%, 05/14/21 (e)	2,945
1,550	6.000%, 11/27/17 (e)	1,836
2,850	7.350%, 03/06/19 (e)	3,583
1,900	H.J. Heinz Co., 6.375%, 07/15/28	2,339
	Kellogg Co.,
2,270	3.250%, 05/21/18	2,387
1,500	4.250%, 03/06/13	1,554
2,600	5.125%, 12/03/12	2,689
	Kraft Foods, Inc.,
5,888	5.375%, 02/10/20	6,865
4,250	6.125%, 02/01/18	5,095
2,000	6.125%, 08/23/18	2,411
9,705	6.500%, 08/11/17	11,778
3,000	6.500%, 02/09/40	3,901
1,600	6.875%, 02/01/38	2,124
2,700	6.875%, 01/26/39	3,565
1,200	7.000%, 08/11/37	1,589

		74,939

	Household Products — 0.0% (g)
	Kimberly-Clark Corp.,
1,360	2.400%, 03/01/22	1,339
500	7.500%, 11/01/18	662
2,120	Procter & Gamble - ESOP, 9.360%, 01/01/21	2,850
1,000	Procter & Gamble Co. (The), 5.500%, 02/01/34	1,272

		6,123

	Total Consumer Staples	169,182

	Energy — 0.9%
	Energy Equipment & Services — 0.1%
	Halliburton Co.,
750	6.150%, 09/15/19	909
5,050	7.450%, 09/15/39	7,407
2,500	7.600%, 08/15/96 (e)	3,456
	Noble Holding International Ltd., (Cayman Islands),
871	3.950%, 03/15/22	896
621	5.250%, 03/15/42	657
3,268	Schlumberger Investment S.A., (Luxembourg), 3.300%, 09/14/21 (e)	3,374
	Transocean, Inc., (Cayman Islands),
1,888	6.375%, 12/15/21	2,228
6,750	6.500%, 11/15/20	7,872

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
1,487	7.350%, 12/15/41	1,897
500	7.500%, 04/15/31	602

		29,298

	Oil, Gas & Consumable Fuels — 0.8%
2,655	Alberta Energy Co. Ltd., (Canada), 7.375%, 11/01/31	3,201
	Anadarko Petroleum Corp.,
405	5.750%, 06/15/14	441
8,500	7.625%, 03/15/14	9,438
1,100	8.700%, 03/15/19	1,465
2,500	Apache Corp., 6.900%, 09/15/18	3,173
	BP Capital Markets plc, (United Kingdom),
1,380	3.125%, 03/10/12	1,381
5,500	3.875%, 03/10/15	5,965
6,200	4.742%, 03/11/21	7,144
9,100	5.250%, 11/07/13	9,776
	Canadian Natural Resources Ltd., (Canada),
400	5.900%, 02/01/18	477
1,450	6.450%, 06/30/33	1,827
2,000	6.750%, 02/01/39	2,686
400	7.200%, 01/15/32	523
5,100	Chevron Corp., 4.950%, 03/03/19	6,141
1,040	Conoco Funding Co., (Canada), 7.250%, 10/15/31	1,454
	ConocoPhillips,
1,500	5.200%, 05/15/18	1,793
2,000	5.750%, 02/01/19	2,462
1,450	6.000%, 01/15/20	1,825
1,450	6.500%, 02/01/39	2,049
1,280	Devon Energy Corp., 6.300%, 01/15/19	1,587
	Encana Corp., (Canada),
2,330	6.500%, 05/15/19	2,767
1,145	6.500%, 08/15/34	1,294
5,400	ENI S.p.A., (Italy), 5.700%, 10/01/40 (e)	5,756
	EOG Resources, Inc.,
5,300	4.100%, 02/01/21	5,858
1,800	6.875%, 10/01/18	2,253
1,155	Husky Energy, Inc., (Canada), 6.150%, 06/15/19	1,358
1,230	Kerr-McGee Corp., 6.950%, 07/01/24	1,517
	Marathon Oil Corp.,
2,819	5.900%, 03/15/18	3,322
2,800	6.000%, 10/01/17	3,303
2,430	Occidental Petroleum Corp., 1.750%, 02/15/17	2,462

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	63

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
1,150	PC Financial Partnership, 5.000%, 11/15/14	1,264
7,202	Petrobras International Finance Co., (Cayman Islands), 5.375%, 01/27/21	7,743
	Petro-Canada, (Canada),
2,549	6.050%, 05/15/18	3,086
3,200	6.800%, 05/15/38	4,312
2,045	Pioneer Natural Resources Co., 5.875%, 07/15/16	2,272
	Shell International Finance B.V., (Netherlands),
2,330	1.875%, 03/25/13	2,368
994	3.100%, 06/28/15	1,070
2,330	4.000%, 03/21/14	2,489
3,000	4.300%, 09/22/19	3,464
8,580	4.375%, 03/25/20	10,036
6,000	6.375%, 12/15/38	8,401
	Statoil ASA, (Norway),
2,950	3.125%, 08/17/17	3,172
2,301	3.150%, 01/23/22	2,389
1,866	4.250%, 11/23/41	1,936
3,700	5.250%, 04/15/19	4,378
	Suncor Energy, Inc., (Canada),
2,400	5.950%, 12/01/34	2,841
1,900	6.100%, 06/01/18	2,318
900	6.850%, 06/01/39	1,221
5,355	Talisman Energy, Inc., (Canada), 7.750%, 06/01/19	6,710
	Tosco Corp.,
300	7.800%, 01/01/27	415
3,500	8.125%, 02/15/30	5,060
	Total Capital International S.A., (France),
2,112	1.500%, 02/17/17	2,116
1,400	2.875%, 02/17/22	1,425
	Total Capital S.A., (France),
10,000	2.300%, 03/15/16	10,425
2,218	4.125%, 01/28/21	2,490
2,800	XTO Energy, Inc., 5.750%, 12/15/13	3,041

		191,140

	Total Energy	220,438

	Financials — 8.7%
	Capital Markets — 1.7%
	Bank of New York Mellon Corp. (The),
2,857	1.200%, 02/20/15	2,859
9,791	2.400%, 01/17/17	10,057
8,000	2.950%, 06/18/15	8,439

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
2,500	3.100%, 01/15/15	2,632
3,444	3.550%, 09/23/21	3,574
3,750	4.600%, 01/15/20	4,182
1,000	5.125%, 08/27/13	1,065
	BlackRock, Inc.,
3,245	3.500%, 12/10/14	3,475
9,294	5.000%, 12/10/19	10,609
10,200	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	10,305
1,600	Charles Schwab Corp. (The), 4.950%, 06/01/14	1,743
	Credit Suisse USA, Inc.,
1,200	4.875%, 01/15/15	1,286
1,803	5.125%, 08/15/15	1,959
2,500	FMR LLC, 6.450%, 11/15/39 (e)	2,766
2,095	Goldman Sachs Capital I, 6.345%, 02/15/34	1,962
1,000	Goldman Sachs Group LP, 8.000%, 03/01/13 (e)	1,050
	Goldman Sachs Group, Inc. (The),
6,465	3.625%, 02/07/16	6,488
4,020	3.700%, 08/01/15	4,100
2,694	4.750%, 07/15/13	2,793
12,876	5.250%, 10/15/13	13,483
3,927	5.250%, 07/27/21	3,934
9,757	5.375%, 03/15/20	9,998
5,300	5.750%, 01/24/22	5,532
12,900	5.950%, 01/18/18	13,941
14,670	6.000%, 06/15/20	15,595
2,200	6.150%, 04/01/18	2,384
7,470	6.250%, 09/01/17	8,204
1,600	6.750%, 10/01/37	1,604
32,760	7.500%, 02/15/19	37,294
	Jefferies Group, Inc.,
3,075	3.875%, 11/09/15	2,921
2,750	5.125%, 04/13/18	2,571
5,600	6.450%, 06/08/27	5,264
8,900	8.500%, 07/15/19	9,568
	Lehman Brothers Holdings, Inc.,
151	3.950%, 11/10/09 (d)	41
3,480	4.800%, 03/13/14 (d)	944
800	5.750%, 05/17/13 (d)	217
3,000	6.000%, 07/19/12 (d)	814
3,962	6.625%, 01/18/13 (d)	1,075
450	6.750%, 12/28/17 (d)	—	(h)
219	7.875%, 11/01/09 (d)	59

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Capital Markets — Continued
	Macquarie Group Ltd., (Australia),
4,600	6.000%, 01/14/20 (e)	4,521
10,015	6.250%, 01/14/21 (e)	9,996
6,992	7.300%, 08/01/14 (e)	7,368
745	7.625%, 08/13/19 (e)	768
	Merrill Lynch & Co., Inc.,
700	5.000%, 01/15/15	721
3,723	5.450%, 07/15/14	3,873
6,929	6.150%, 04/25/13	7,202
21,186	6.400%, 08/28/17	22,307
6,348	6.875%, 04/25/18	6,909
	Morgan Stanley,
6,626	4.000%, 07/24/15	6,632
4,263	4.200%, 11/20/14	4,279
2,711	4.750%, 04/01/14	2,743
9,078	5.300%, 03/01/13	9,346
5,200	5.450%, 01/09/17	5,350
7,503	5.500%, 07/24/20	7,390
14,220	5.625%, 09/23/19	14,218
1,300	5.750%, 08/31/12	1,330
3,245	5.750%, 01/25/21	3,216
5,800	6.000%, 05/13/14	6,077
3,294	6.000%, 04/28/15	3,470
1,070	6.250%, 08/28/17	1,122
4,425	6.625%, 04/01/18	4,692
8,400	7.300%, 05/13/19	9,066
	Nomura Holdings, Inc., (Japan),
8,375	4.125%, 01/19/16	8,501
2,828	5.000%, 03/04/15	2,967
6,114	6.700%, 03/04/20	6,626
887	Northern Trust Corp., 5.500%, 08/15/13	945
1,250	State Street Corp., 4.300%, 05/30/14	1,337
	UBS AG, (Switzerland),
2,927	2.250%, 08/12/13	2,936
13,050	3.875%, 01/15/15	13,535
2,000	4.875%, 08/04/20	2,078
3,755	5.750%, 04/25/18	4,147
1,025	5.875%, 12/20/17	1,137

		403,592

	Commercial Banks — 2.9%
2,930	ANZ National (International) Ltd., (New Zealand), 2.375%, 12/21/12 (e)	2,965
	Australia & New Zealand Banking Group Ltd., (Australia),
9,960	2.400%, 11/23/16 (e)	10,030

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
6,200	3.250%, 03/01/16 (e)	6,334
2,867	4.875%, 01/12/21 (e)	3,097
7,402	Bank of Montreal, (Canada), 1.300%, 10/31/14 (e)	7,480
	Bank of Nova Scotia, (Canada),
8,206	1.650%, 10/29/15 (e)	8,358
8,400	2.550%, 01/12/17	8,694
7,071	3.400%, 01/22/15	7,516
	Bank of Tokyo-Mitsubishi UFJ Ltd., (Japan),
9,498	2.350%, 02/23/17 (e)	9,545
4,367	3.850%, 01/22/15 (e)	4,637
	Barclays Bank plc, (United Kingdom),
9,400	2.500%, 01/23/13	9,481
8,375	2.500%, 09/21/15 (e)	8,489
7,700	2.750%, 02/23/15	7,739
3,858	3.900%, 04/07/15	3,999
1,100	5.000%, 09/22/16	1,185
4,500	5.125%, 01/08/20	4,758
9,300	5.200%, 07/10/14	9,875
3,700	6.050%, 12/04/17 (e)	3,767
500	6.750%, 05/22/19	574
	BB&T Corp.,
4,855	3.375%, 09/25/13	5,038
5,945	3.850%, 07/27/12	6,024
6,250	3.950%, 04/29/16	6,786
2,750	4.900%, 06/30/17	3,009
7,358	5.700%, 04/30/14	8,089
1,650	6.850%, 04/30/19	2,028
	Branch Banking & Trust Co.,
598	4.875%, 01/15/13	618
4,650	5.625%, 09/15/16	5,295
1,500	Cadets Trust, 4.800%, 07/15/13 (e) (f) (i)	1,564
37,250	Canadian Imperial Bank of Commerce, (Canada), 2.600%, 07/02/15 (e)	39,130
1,250	Comerica Bank, 5.200%, 08/22/17	1,370
1,960	Comerica, Inc., 3.000%, 09/16/15	2,030
	Credit Suisse, (Switzerland),
3,290	4.375%, 08/05/20	3,345
2,700	5.000%, 05/15/13	2,806
6,300	5.300%, 08/13/19	6,715
4,000	5.400%, 01/14/20	4,018
4,995	5.500%, 05/01/14	5,347
5,150	6.000%, 02/15/18	5,424
	Deutsche Bank AG, (Germany),
7,800	3.250%, 01/11/16	7,992

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	65

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
3,520	3.875%, 08/18/14	3,677
14,418	DnB Boligkreditt AS, (Norway), 2.100%, 10/14/15 (e)	14,571
1,450	Fifth Third Bancorp, 5.450%, 01/15/17	1,583
	HSBC Bank plc, (United Kingdom),
10,761	1.625%, 07/07/14 (e)	10,795
9,146	3.100%, 05/24/16 (e)	9,355
4,624	3.500%, 06/28/15 (e)	4,794
5,961	4.125%, 08/12/20 (e)	6,114
10,000	4.750%, 01/19/21 (e)	10,685
6,805	HSBC Bank USA N.A., 4.625%, 04/01/14	7,194
	HSBC Holdings plc, (United Kingdom),
7,200	4.875%, 01/14/22	7,801
4,669	5.100%, 04/05/21	5,110
7,200	6.100%, 01/14/42	8,582
10,000	HSBC USA, Inc., 2.375%, 02/13/15	10,141
11,028	ING Bank N.V., (Netherlands), 3.750%, 03/07/17 (e)	10,971
3,150	KeyBank N.A., 5.500%, 09/17/12	3,231
3,750	KeyCorp, 6.500%, 05/14/13	3,975
14,349	Macquarie Bank Ltd., (Australia), 5.000%, 02/22/17 (e)	14,503
	Manufacturers & Traders Trust Co.,
4,500	6.625%, 12/04/17	5,220
6,250	VAR, 2.081%, 04/01/13	6,236
	National Australia Bank Ltd., (Australia),
18,650	2.500%, 01/08/13 (e)	18,895
7,800	2.750%, 09/28/15 (e)	7,927
7,000	3.000%, 07/27/16 (e)	7,137
3,455	3.750%, 03/02/15 (e)	3,620
8,677	National Bank of Canada, (Canada), 1.650%, 01/30/14 (e)	8,833
4,000	National City Bank, 5.800%, 06/07/17	4,467
	Nordea Bank AB, (Sweden),
5,000	1.750%, 10/04/13 (e)	4,981
6,198	4.875%, 05/13/21 (e)	5,961
2,000	PNC Bank N.A., 6.875%, 04/01/18	2,369
	PNC Funding Corp.,
1,284	2.700%, 09/19/16	1,335
1,015	3.000%, 05/19/14	1,055
4,534	4.375%, 08/11/20	5,003
5,700	5.125%, 02/08/20	6,576
1,200	5.250%, 11/15/15	1,339
1,230	5.625%, 02/01/17	1,366
4,100	6.700%, 06/10/19	5,069

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
	Rabobank Nederland N.V., (Netherlands),
2,340	2.125%, 10/13/15	2,340
12,700	3.200%, 03/11/15 (e)	13,069
2,501	3.375%, 01/19/17	2,575
5,921	3.875%, 02/08/22	5,905
6,900	4.500%, 01/11/21	7,246
3,500	5.800%, 09/30/10 (e)	3,451
4,000	Royal Bank of Canada, (Canada), 2.300%, 07/20/16	4,097
2,450	SouthTrust Bank, 7.690%, 05/15/25	2,927
	SunTrust Banks, Inc.,
4,015	5.250%, 11/05/12	4,125
1,000	6.000%, 09/11/17	1,115
505	7.250%, 03/15/18	583
6,699	Svenska Handelsbanken AB, (Sweden), 3.125%, 07/12/16	6,890
	Toronto-Dominion Bank (The), (Canada),
9,045	2.200%, 07/29/15 (e)	9,392
5,384	2.500%, 07/14/16	5,588
	U.S. Bancorp,
4,680	2.450%, 07/27/15	4,874
4,299	2.875%, 11/20/14	4,496
3,667	3.000%, 03/15/22	3,674
3,558	4.125%, 05/24/21	3,915
1,400	7.500%, 06/01/26	1,733
690	U.S. Bank N.A., 6.300%, 02/04/14	757
	Wachovia Bank N.A.,
4,700	5.000%, 08/15/15	5,089
15,190	6.000%, 11/15/17	17,468
2,700	6.600%, 01/15/38	3,286
4,430	VAR, 0.876%, 03/15/16	4,152
	Wachovia Corp.,
2,130	4.875%, 02/15/14	2,246
8,400	5.500%, 05/01/13	8,853
3,050	5.750%, 06/15/17	3,545
18,075	5.750%, 02/01/18	20,974
	Wells Fargo & Co.,
15,339	2.625%, 12/15/16	15,791
8,500	4.600%, 04/01/21	9,376
9,185	5.625%, 12/11/17	10,634
16,700	SUB, 3.676%, 06/15/16	17,896
	Wells Fargo Bank N.A.,
4,870	4.750%, 02/09/15	5,239
2,000	5.750%, 05/16/16	2,255

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
	Westpac Banking Corp., (Australia),
6,550	2.450%, 11/28/16 (e)	6,610
4,800	4.200%, 02/27/15	5,131
10,711	4.875%, 11/19/19	11,490

		704,409

	Consumer Finance — 0.7%
4,900	American Express Centurion Bank, 6.000%, 09/13/17	5,748
2,750	American Express Co., 7.000%, 03/19/18	3,387
	American Express Credit Corp.,
8,055	2.800%, 09/19/16	8,346
9,100	5.875%, 05/02/13	9,599
5,650	7.300%, 08/20/13	6,141
1,479	American General Finance Corp., 5.375%, 10/01/12	1,398
	American Honda Finance Corp.,
8,000	1.450%, 02/27/15 (e)	8,023
4,121	2.125%, 02/28/17 (e)	4,146
2,060	2.375%, 03/18/13 (e)	2,097
11,476	2.600%, 09/20/16 (e)	11,812
1,335	7.625%, 10/01/18 (e)	1,712
17,474	Capital One Bank USA N.A., 8.800%, 07/15/19	21,354
	Capital One Financial Corp.,
2,502	4.750%, 07/15/21	2,638
8,300	6.750%, 09/15/17	9,642
6,075	7.375%, 05/23/14	6,761
	HSBC Finance Corp.,
311	4.750%, 07/15/13	322
6,500	5.000%, 06/30/15	6,889
1,600	5.250%, 01/15/14	1,685
200	5.500%, 01/19/16	215
1,078	6.375%, 11/27/12	1,116
308	7.350%, 11/27/32	328
1,700	VAR, 0.821%, 01/15/14	1,643
	John Deere Capital Corp.,
2,491	3.150%, 10/15/21	2,586
450	4.500%, 04/03/13	468
4,750	5.250%, 10/01/12	4,885
2,437	SLM Corp., 5.375%, 01/15/13	2,498
	Toyota Motor Credit Corp.,
8,000	1.000%, 02/17/15	7,988
15,500	2.000%, 09/15/16	15,787
3,900	2.050%, 01/12/17	3,977
5,538	3.200%, 06/17/15	5,892

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — Continued
2,002	Volkswagen International Finance N.V., (Netherlands), 1.625%, 08/12/13 (e)	2,016

		161,099

	Diversified Financial Services — 1.9%
11,300	Associates Corp. of North America, 6.950%, 11/01/18	12,782
18,700	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	18,943
	Bank of America Corp.,
2,385	3.625%, 03/17/16	2,359
5,500	4.900%, 05/01/13	5,652
2,715	5.000%, 05/13/21	2,704
6,500	5.625%, 10/14/16	6,786
15,500	5.625%, 07/01/20	16,080
7,980	5.650%, 05/01/18	8,279
9,255	5.700%, 01/24/22	9,809
4,635	5.750%, 12/01/17	4,852
3,300	5.875%, 01/05/21	3,473
5,000	6.500%, 08/01/16	5,405
3,000	7.375%, 05/15/14	3,243
3,500	7.625%, 06/01/19	3,957
7,420	Bank of America N.A., 5.300%, 03/15/17	7,542
1,552	BG Energy Capital plc, (United Kingdom), 5.125%, 10/15/41 (e)	1,759
6,049	Caisse Centrale Desjardins du Quebec, (Canada), 2.550%, 03/24/16 (e)	6,292
	Caterpillar Financial Services Corp.,
1,900	4.900%, 08/15/13	2,015
1,000	5.450%, 04/15/18	1,186
900	5.500%, 03/15/16	1,043
4,800	6.200%, 09/30/13	5,216
3,500	7.050%, 10/01/18	4,473
600	7.150%, 02/15/19	779
	Citigroup, Inc.,
5,628	2.650%, 03/02/15	5,630
8,500	4.450%, 01/10/17	8,971
11,602	4.587%, 12/15/15	12,289
1,500	4.700%, 05/29/15	1,585
5,400	4.750%, 05/19/15	5,722
5,286	5.000%, 09/15/14	5,503
5,470	5.375%, 08/09/20	5,956
1,000	5.500%, 02/15/17	1,051
2,054	5.875%, 01/30/42	2,188
1,575	6.000%, 12/13/13	1,671
13,500	6.000%, 08/15/17	15,036

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	67

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Financial Services — Continued
7,525	6.010%, 01/15/15	8,195
5,350	6.125%, 11/21/17	5,993
3,675	6.375%, 08/12/14	3,987
2,400	6.500%, 08/19/13	2,543
700	6.875%, 03/05/38	821
2,850	8.125%, 07/15/39	3,723
13,075	8.500%, 05/22/19	16,222
	CME Group, Inc.,
4,050	5.400%, 08/01/13	4,308
3,850	5.750%, 02/15/14	4,211
1,225	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	1,460
	ERAC USA Finance LLC,
2,728	2.250%, 01/10/14 (e)	2,731
3,874	4.500%, 08/16/21 (e)	3,971
400	6.375%, 10/15/17 (e)	460
	FUEL Trust,
12,102	3.984%, 06/15/16 (e)	12,359
3,346	4.207%, 04/15/16 (e)	3,433
	General Electric Capital Corp.,
4,131	2.250%, 11/09/15	4,249
14,400	4.375%, 09/16/20	15,358
6,050	4.625%, 01/07/21	6,570
13,000	4.650%, 10/17/21	14,137
16,000	5.250%, 10/19/12	16,476
1,787	5.300%, 02/11/21	1,969
1,500	5.400%, 02/15/17	1,722
2,000	5.500%, 06/04/14	2,183
10,250	5.500%, 01/08/20	11,700
7,400	5.625%, 09/15/17	8,531
32,425	5.625%, 05/01/18	37,432
1,900	5.875%, 01/14/38	2,124
4,700	5.900%, 05/13/14	5,187
24,792	6.000%, 06/15/12	25,176
5,300	6.000%, 08/07/19	6,183
9,241	6.750%, 03/15/32	11,230
900	6.875%, 01/10/39	1,111
3,500	VAR, 0.673%, 02/15/17	3,292
2,625	VAR, 0.701%, 04/10/12	2,626
10,530	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	10,557
	National Rural Utilities Cooperative Finance Corp.,
530	2.625%, 09/16/12	536
3,550	4.750%, 03/01/14	3,826

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
2,155	10.375%, 11/01/18	3,146
2,400	Textron Financial Corp., 5.400%, 04/28/13	2,496

		472,465

	Insurance — 1.2%
	ACE INA Holdings, Inc.,
3,636	2.600%, 11/23/15	3,767
2,000	5.600%, 05/15/15	2,265
	Aflac, Inc.,
2,077	2.650%, 02/15/17	2,109
2,371	4.000%, 02/15/22	2,405
2,118	6.450%, 08/15/40	2,449
1,500	8.500%, 05/15/19	1,952
1,150	AIG SunAmerica Global Financing X, 6.900%, 03/15/32 (e)	1,339
5,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	5,270
	American International Group, Inc.,
3,284	4.250%, 05/15/13	3,352
2,800	5.450%, 05/18/17	2,976
1,425	5.600%, 10/18/16	1,529
	Aon Corp.,
2,483	3.125%, 05/27/16	2,563
2,012	3.500%, 09/30/15	2,103
1,668	6.250%, 09/30/40	2,078
16,966	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	17,305
	Berkshire Hathaway Finance Corp.,
3,000	2.450%, 12/15/15	3,136
3,500	4.000%, 04/15/12	3,513
3,800	4.600%, 05/15/13	3,981
750	5.000%, 08/15/13	798
11,700	5.400%, 05/15/18	13,913
1,300	5.750%, 01/15/40	1,575
	Berkshire Hathaway, Inc.,
11,564	3.400%, 01/31/22	11,811
5,859	3.750%, 08/15/21	6,155
1,130	Chubb Corp., 5.750%, 05/15/18	1,356
	CNA Financial Corp.,
6,800	5.850%, 12/15/14	7,273
5,063	5.875%, 08/15/20	5,500
	Jackson National Life Global Funding,
3,000	4.700%, 06/01/18 (e)	3,200
3,400	5.375%, 05/08/13 (e)	3,537
4,115	6.125%, 05/30/12 (e)	4,161

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Insurance — Continued
2,980	Liberty Mutual Group, Inc., 5.750%, 03/15/14 (e)	3,137
1,625	Lincoln National Corp., 4.850%, 06/24/21	1,734
1,970	Massachusetts Mutual Life Insurance Co., 5.375%, 12/01/41 (e)	2,096
	MassMutual Global Funding II,
2,714	2.300%, 09/28/15 (e)	2,787
1,628	2.875%, 04/21/14 (e)	1,682
5,150	3.625%, 07/16/12 (e)	5,206
7,358	MetLife Institutional Funding II, VAR, 1.481%, 04/04/14 (e)	7,355
815	MetLife, Inc., 6.817%, 08/15/18	997
	Metropolitan Life Global Funding I,
2,500	2.000%, 01/10/14 (e)	2,527
10,000	2.000%, 01/09/15 (e)	10,105
17,335	2.500%, 01/11/13 (e)	17,539
3,235	3.125%, 01/11/16 (e)	3,312
13,300	3.650%, 06/14/18 (e)	13,674
3,000	5.125%, 04/10/13 (e)	3,131
2,497	5.200%, 09/18/13 (e)	2,649
1,000	Monumental Global Funding Ltd., (Cayman Islands), 5.500%, 04/22/13 (e)	1,042
1,130	Nationwide Financial Services, 5.900%, 07/01/12	1,139
	Nationwide Mutual Insurance Co.,
1,000	6.600%, 04/15/34 (e)	979
12,430	9.375%, 08/15/39 (e)	15,949
	New York Life Global Funding,
6,200	1.300%, 01/12/15 (e)	6,249
3,000	3.000%, 05/04/15 (e)	3,170
5,910	4.650%, 05/09/13 (e)	6,183
5,914	5.375%, 09/15/13 (e)	6,329
	Pacific Life Global Funding,
4,000	5.000%, 05/15/17 (e)	4,229
2,500	5.150%, 04/15/13 (e)	2,616
4,100	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	5,445
6,400	Pricoa Global Funding I, 5.450%, 06/11/14 (e)	6,874
1,600	Principal Life Global Funding I, 5.050%, 03/15/15 (e)	1,718
	Principal Life Income Funding Trusts,
5,900	5.100%, 04/15/14	6,313
2,215	5.300%, 12/14/12	2,292
2,900	5.300%, 04/24/13	3,047

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
11,540	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	15,444
1,070	Travelers Cos., Inc. (The), 5.800%, 05/15/18	1,303
3,200	Travelers Life & Annunity Global Funding I, 5.125%, 08/15/14 (e)	3,485
890	Travelers Property Casualty Corp., 5.000%, 03/15/13	929

		296,037

	Real Estate Investment Trusts (REITs) — 0.2%
	CommonWealth REIT,
7,010	5.875%, 09/15/20	7,198
3,890	6.650%, 01/15/18	4,187
2,909	ERP Operating LP, 4.625%, 12/15/21	3,117
	HCP, Inc.,
1,445	3.750%, 02/01/19	1,456
6,185	5.375%, 02/01/21	6,779
	Simon Property Group LP,
4,280	4.125%, 12/01/21	4,625
450	4.200%, 02/01/15	480
2,400	4.375%, 03/01/21	2,623
1,775	5.625%, 08/15/14	1,921
1,100	5.650%, 02/01/20	1,295
2,120	6.100%, 05/01/16	2,438
3,675	6.125%, 05/30/18	4,384
1,645	6.750%, 05/15/14	1,812
2,600	WEA Finance LLC, 7.125%, 04/15/18 (e)	3,107
10,077	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	11,801

		57,223

	Thrifts & Mortgage Finance — 0.1%
8,600	Countrywide Financial Corp., 6.250%, 05/15/16	8,648
24,170	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	24,353

		33,001

	Total Financials	2,127,826

	Health Care — 0.3%
	Biotechnology — 0.2%
	Amgen, Inc.,
7,000	3.875%, 11/15/21	7,274
1,188	4.500%, 03/15/20	1,288
4,500	4.950%, 10/01/41	4,569
14,500	5.150%, 11/15/41	15,175
2,348	5.650%, 06/15/42	2,627

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	69

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Biotechnology — Continued
1,975	5.700%, 02/01/19	2,291
3,541	5.750%, 03/15/40	3,955

		37,179

	Health Care Equipment & Supplies — 0.0% (g)
	Baxter International, Inc.,
1,150	4.000%, 03/01/14	1,226
500	4.625%, 03/15/15	556
700	Becton Dickinson and Co., 5.000%, 05/15/19	817

		2,599

	Health Care Providers & Services — 0.0% (g)
2,158	Medco Health Solutions, Inc., 2.750%, 09/15/15	2,186
6,640	UnitedHealth Group, Inc., 3.375%, 11/15/21	6,996
	WellPoint, Inc.,
492	5.875%, 06/15/17	578
340	7.000%, 02/15/19	433

		10,193

	Pharmaceuticals — 0.1%
350	Abbott Laboratories, 6.150%, 11/30/37	458
3,200	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	3,548
1,095	Eli Lilly & Co., 3.550%, 03/06/12	1,095
	GlaxoSmithKline Capital, Inc.,
1,000	4.375%, 04/15/14	1,080
3,100	5.650%, 05/15/18	3,792
2,100	6.375%, 05/15/38	2,891
1,040	Merck & Co., Inc., 6.000%, 09/15/17	1,289
790	Wyeth, 6.450%, 02/01/24	1,043

		15,196

	Total Health Care	65,167

	Industrials — 0.8%
	Aerospace & Defense — 0.1%
5,328	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	5,823
	Boeing Co. (The),
250	3.500%, 02/15/15	271
500	4.875%, 02/15/20	596
1,500	Honeywell International, Inc., 5.300%, 03/01/18	1,800
	Lockheed Martin Corp.,
3,084	2.125%, 09/15/16	3,137
1,000	4.250%, 11/15/19	1,091
1,750	4.850%, 09/15/41	1,876

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — Continued
3,993	5.720%, 06/01/40	4,716
8,400	United Technologies Corp., 6.125%, 02/01/19	10,394

		29,704

	Airlines — 0.1%
1,632	American Airlines, 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	1,624
5,863	American Airlines, 2011-2 Class A Pass-Through Trust, 8.625%, 10/15/21	6,215
543	Continental Airlines, 1999-2 Class A-1 Pass-Through Trust, 7.256%, 03/15/20	592
4,043	Continental Airlines, 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	4,427
4,337	Delta Air Lines, 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	4,598
1,522	Delta Air Lines, 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	1,613

		19,069

	Commercial Services & Supplies — 0.1%
2,850	Allied Waste North America, Inc., 6.875%, 06/01/17	2,989
	Pitney Bowes, Inc.,
4,300	4.875%, 08/15/14	4,583
7,170	5.000%, 03/15/15	7,653
1,700	5.600%, 03/15/18	1,804
	Waste Management, Inc.,
1,885	4.750%, 06/30/20	2,107
1,365	7.375%, 03/11/19	1,723
800	7.750%, 05/15/32	1,138

		21,997

	Construction & Engineering — 0.0% (g)
5,475	Fluor Corp., 3.375%, 09/15/21	5,577

	Industrial Conglomerates — 0.1%
3,748	Danaher Corp., 3.900%, 06/23/21	4,143
	Koninklijke Philips Electronics N.V., (Netherlands),
1,666	5.750%, 03/11/18	1,958
550	7.200%, 06/01/26	709
1,350	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.750%, 10/17/16 (e)	1,580
2,650	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	3,407
3,100	Tyco International Ltd./Tyco International Finance S.A., (Switzerland), 7.000%, 12/15/19	3,855

		15,652

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Machinery — 0.0% (g)
	Eaton Corp.,
2,650	5.600%, 05/15/18	3,112
2,000	7.625%, 04/01/24	2,746
775	Ingersoll-Rand Co., 6.391%, 11/15/27	931
775	Parker Hannifin Corp., 5.500%, 05/15/18	911

		7,700

	Road & Rail — 0.4%
	Burlington Northern Santa Fe LLC,
4,261	3.050%, 03/15/22	4,247
2,080	3.450%, 09/15/21	2,159
1,418	3.600%, 09/01/20	1,495
5,250	5.400%, 06/01/41	6,174
3,660	5.650%, 05/01/17	4,287
1,675	5.750%, 03/15/18	1,986
3,617	5.750%, 05/01/40	4,386
600	6.700%, 08/01/28	753
1,300	7.000%, 02/01/14	1,442
1,300	7.290%, 06/01/36	1,819
	CSX Corp.,
1,986	4.250%, 06/01/21	2,174
3,900	5.500%, 04/15/41	4,507
1,700	6.250%, 04/01/15	1,962
850	6.300%, 03/15/12	852
700	7.375%, 02/01/19	882
4,000	7.900%, 05/01/17	5,033
2,420	Federal Express Corp. 1998 Pass-Through Trust, 6.720%, 01/15/22	2,892
	Norfolk Southern Corp.,
5,527	3.250%, 12/01/21	5,697
299	5.590%, 05/17/25	353
871	5.640%, 05/17/29	1,026
1,500	6.000%, 03/15/05	1,752
12,345	6.000%, 05/23/11	14,502
326	7.250%, 02/15/31	451
135	7.700%, 05/15/17	170
34	7.800%, 05/15/27	48
	Ryder System, Inc.,
3,197	2.500%, 03/01/17	3,206
2,690	3.600%, 03/01/16	2,815
	Union Pacific Corp.,
4,388	4.163%, 07/15/22	4,840
175	4.875%, 01/15/15	192
1,484	5.650%, 05/01/17	1,750
1,000	5.780%, 07/15/40	1,245

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
	United Parcel Service of America, Inc.,
2,350	8.375%, 04/01/20	3,285
600	SUB, 8.375%, 04/01/30	875

		89,257

	Total Industrials	188,956

	Information Technology — 0.7%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
1,500	5.500%, 02/22/16	1,758
4,660	5.500%, 01/15/40	5,683
4,990	5.900%, 02/15/39	6,320

		13,761

	Computers & Peripherals — 0.2%
	Dell, Inc.,
6,526	3.100%, 04/01/16	6,970
2,200	4.625%, 04/01/21	2,468
570	5.650%, 04/15/18	667
1,900	7.100%, 04/15/28	2,416
	Hewlett-Packard Co.,
650	2.950%, 08/15/12	655
7,667	4.300%, 06/01/21	8,032
4,687	4.375%, 09/15/21	4,944
1,900	4.750%, 06/02/14	2,041
2,525	5.400%, 03/01/17	2,849
20,000	6.000%, 09/15/41	23,165
5,400	6.125%, 03/01/14	5,901

		60,108

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
855	3.375%, 11/01/15	877
4,635	6.000%, 04/01/20	5,060
5,270	6.875%, 07/01/13	5,639
3,600	7.500%, 01/15/27	3,953

		15,529

	IT Services — 0.1%
	HP Enterprise Services LLC,
2,950	6.000%, 08/01/13	3,147
2,420	7.450%, 10/15/29	2,985
	International Business Machines Corp.,
5,532	1.250%, 02/06/17	5,512
5,151	1.950%, 07/22/16	5,326
3,950	5.700%, 09/14/17	4,800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	71

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	IT Services — Continued
660	6.220%, 08/01/27	863
4,500	7.625%, 10/15/18	6,095
450	8.000%, 10/15/38	714

		29,442

	Office Electronics — 0.0% (g)
	Xerox Corp.,
1,770	4.500%, 05/15/21	1,806
3,450	5.625%, 12/15/19	3,803
3,200	6.750%, 02/01/17	3,708
310	8.250%, 05/15/14	348

		9,665

	Semiconductors & Semiconductor Equipment — 0.1%
4,883	Intel Corp., 3.300%, 10/01/21	5,181
8,285	National Semiconductor Corp., 6.600%, 06/15/17	10,267
5,000	Texas Instruments, Inc., 1.375%, 05/15/14	5,084

		20,532

	Software — 0.1%
1,796	Intuit, Inc., 5.750%, 03/15/17	2,041
	Microsoft Corp.,
7,590	1.625%, 09/25/15	7,831
1,214	4.500%, 10/01/40	1,356
	Oracle Corp.,
5,300	5.000%, 07/08/19	6,318
2,320	5.250%, 01/15/16	2,690
3,400	5.750%, 04/15/18	4,168
2,565	6.125%, 07/08/39	3,372
1,950	6.500%, 04/15/38	2,607

		30,383

	Total Information Technology	179,420

	Materials — 0.4%
	Chemicals — 0.3%
850	Air Products & Chemicals, Inc., 4.150%, 02/01/13	878
	Dow Chemical Co. (The),
3,156	4.125%, 11/15/21	3,359
4,831	4.250%, 11/15/20	5,172
1,926	5.250%, 11/15/41	2,122
650	6.000%, 10/01/12	669
1,345	7.375%, 11/01/29	1,767
6,770	7.600%, 05/15/14	7,694
2,044	8.550%, 05/15/19	2,719

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
	E.I. du Pont de Nemours & Co.,
3,706	1.950%, 01/15/16	3,821
125	4.125%, 03/06/13	129
500	4.875%, 04/30/14	544
2,150	4.900%, 01/15/41	2,483
1,500	5.600%, 12/15/36	1,839
5,000	6.000%, 07/15/18	6,242
3,750	Monsanto Co., 7.375%, 08/15/12	3,859
	Mosaic Co. (The),
2,201	3.750%, 11/15/21	2,296
501	4.875%, 11/15/41	515
	Potash Corp. of Saskatchewan, Inc., (Canada),
1,450	4.875%, 03/01/13	1,510
3,800	6.500%, 05/15/19	4,711
	PPG Industries, Inc.,
1,144	5.500%, 11/15/40	1,317
2,150	5.750%, 03/15/13	2,249
3,150	6.650%, 03/15/18	3,862
2,100	9.000%, 05/01/21	2,903
	Praxair, Inc.,
850	4.375%, 03/31/14	916
1,900	4.625%, 03/30/15	2,113
480	5.200%, 03/15/17	562
1,295	5.250%, 11/15/14	1,442
	Union Carbide Corp.,
6,050	7.500%, 06/01/25	7,191
6,600	7.750%, 10/01/96	7,100

		81,984

	Construction Materials — 0.0% (g)
1,666	CRH America, Inc., 6.000%, 09/30/16	1,817

	Metals & Mining — 0.1%
	BHP Billiton Finance USA Ltd., (Australia),
1,877	1.000%, 02/24/15	1,883
6,223	1.625%, 02/24/17	6,241
1,600	5.400%, 03/29/17	1,880
1,150	5.500%, 04/01/14	1,263
2,750	6.500%, 04/01/19	3,461
	Rio Tinto Finance USA Ltd., (Australia),
1,280	3.500%, 11/02/20	1,338
3,755	3.750%, 09/20/21	4,004
1,585	8.950%, 05/01/14	1,850
2,000	9.000%, 05/01/19	2,759

		24,679

	Total Materials	108,480

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.9%
270	AT&T Corp., 8.000%, 11/15/31	389
	AT&T, Inc.,
7,000	4.450%, 05/15/21	7,854
8,300	4.950%, 01/15/13	8,612
1,120	5.100%, 09/15/14	1,239
10,603	5.350%, 09/01/40	11,946
2,925	5.500%, 02/01/18	3,479
1,300	5.600%, 05/15/18	1,553
2,295	5.625%, 06/15/16	2,678
7,200	6.300%, 01/15/38	8,898
500	6.800%, 05/15/36	639
2,350	Bellsouth Capital Funding Corp., 7.120%, 07/15/97	2,841
	BellSouth Corp.,
4,550	5.200%, 09/15/14	5,032
1,000	6.550%, 06/15/34	1,179
3,840	6.875%, 10/15/31	4,716
	BellSouth Telecommunications, Inc.,
1,390	6.300%, 12/15/15	1,480
1,200	6.375%, 06/01/28	1,396
1,200	7.000%, 10/01/25	1,491
2,300	7.000%, 12/01/95	2,757
	British Telecommunications plc, (United Kingdom),
5,000	5.150%, 01/15/13	5,191
2,800	5.950%, 01/15/18	3,271
300	9.875%, 12/15/30	456
4,500	Centel Capital Corp., 9.000%, 10/15/19	5,173
	CenturyLink, Inc.,
9,400	6.450%, 06/15/21	9,952
6,000	Series P, 7.600%, 09/15/39	6,153
	Deutsche Telekom International Finance B.V., (Netherlands),
2,555	2.250%, 03/06/17 (e)	2,539
4,200	4.875%, 07/08/14	4,510
2,327	4.875%, 03/06/42 (e)	2,288
785	5.250%, 07/22/13	826
2,025	6.000%, 07/08/19	2,382
5,800	8.750%, 06/15/30	8,269
	France Telecom S.A., (France),
4,236	2.750%, 09/14/16	4,405
1,000	8.500%, 03/01/31	1,461
	GTE Corp.,
18,000	6.840%, 04/15/18	22,258

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
1,000	8.750%, 11/01/21	1,389
8,149	Qwest Corp., 6.750%, 12/01/21	9,310
	Telecom Italia Capital S.A., (Luxembourg),
4,360	4.950%, 09/30/14	4,398
2,300	5.250%, 11/15/13	2,335
2,650	6.175%, 06/18/14	2,729
2,125	6.999%, 06/04/18	2,189
	Telefonica Emisiones S.A.U., (Spain),
2,258	5.462%, 02/16/21	2,271
4,000	5.855%, 02/04/13	4,134
1,500	5.877%, 07/15/19	1,564
3,250	6.221%, 07/03/17	3,461
2,400	6.421%, 06/20/16	2,585
	Verizon Communications, Inc.,
1,440	4.750%, 11/01/41	1,542
2,175	5.500%, 02/15/18	2,583
250	5.550%, 02/15/16	290
1,443	5.850%, 09/15/35	1,738
1,100	6.400%, 02/15/38	1,378
4,400	7.350%, 04/01/39	6,063
1,500	8.750%, 11/01/18	2,065
8,025	Verizon Global Funding Corp., 7.750%, 12/01/30	11,300
3,100	Verizon Maryland, Inc., 7.150%, 05/01/23	3,279
900	Verizon New England, Inc., 4.750%, 10/01/13	947
880	Verizon New York, Inc., 7.375%, 04/01/32	1,051
5,232	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	6,549
2,788	Verizon Virginia, Inc., 4.625%, 03/15/13	2,898

		225,361

	Wireless Telecommunication Services — 0.1%
4,274	America Movil S.A.B. de C.V., (Mexico), 2.375%, 09/08/16	4,364
1,500	Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	1,631
2,780	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	2,853
	Vodafone Group plc, (United Kingdom),
5,125	5.000%, 09/15/15	5,782
753	5.450%, 06/10/19	896

		15,526

	Total Telecommunication Services	240,887

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	73

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Utilities — 1.5%
	Electric Utilities — 1.1%
2,123	Alabama Power Co., 6.125%, 05/15/38	2,796
2,250	Appalachian Power Co., 6.700%, 08/15/37	2,929
	Arizona Public Service Co.,
2,144	4.500%, 04/01/42	2,193
1,110	4.650%, 05/15/15	1,218
3,385	5.050%, 09/01/41	3,757
	Carolina Power & Light Co.,
3,602	3.000%, 09/15/21	3,708
2,177	5.125%, 09/15/13	2,325
2,000	5.300%, 01/15/19	2,361
	CenterPoint Energy Houston Electric LLC,
3,100	5.750%, 01/15/14	3,362
3,725	7.000%, 03/01/14	4,152
3,450	Cleveland Electric Illuminating Co. (The), 7.880%, 11/01/17	4,325
5,342	Comision Federal de Electricidad, (Mexico), 4.875%, 05/26/21 (e)	5,629
925	Connecticut Light & Power Co. (The), 5.650%, 05/01/18	1,100
3,078	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	3,878
	Duke Energy Carolinas LLC,
1,369	4.250%, 12/15/41	1,445
1,991	4.300%, 06/15/20	2,261
1,400	5.100%, 04/15/18	1,633
1,795	5.625%, 11/30/12	1,861
	Duke Energy Corp.,
4,251	2.150%, 11/15/16	4,342
2,966	3.550%, 09/15/21	3,118
1,875	3.950%, 09/15/14	2,013
	Duke Energy Indiana, Inc.,
2,260	3.750%, 07/15/20	2,432
3,100	6.350%, 08/15/38	4,200
	Enel Finance International N.V., (Netherlands),
6,030	5.125%, 10/07/19 (e)	5,984
1,000	6.000%, 10/07/39 (e)	915
	Exelon Generation Co. LLC,
6,000	4.000%, 10/01/20	6,276
1,857	5.750%, 10/01/41	2,140
	Florida Power & Light Co.,
550	5.625%, 04/01/34	682
3,900	5.950%, 10/01/33	5,004
1,000	5.950%, 02/01/38	1,316
	Florida Power Corp.,
500	4.800%, 03/01/13	521

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
1,125	5.650%, 06/15/18	1,353
700	6.400%, 06/15/38	953
	Georgia Power Co.,
400	5.950%, 02/01/39	510
1,100	6.000%, 11/01/13	1,197
1,507	Great Plains Energy, Inc., 4.850%, 06/01/21	1,614
1,085	Indiana Michigan Power Co., 7.000%, 03/15/19	1,351
300	Jersey Central Power & Light Co., 7.350%, 02/01/19	380
4,718	John Sevier Combined Cycle Generation LLC, 4.626%, 01/15/42	5,066
10,000	Kansas City Power & Light Co., 5.300%, 10/01/41	10,815
154	Kiowa Power Partners LLC, 4.811%, 12/30/13 (e)	155
700	MidAmerican Energy Co., 5.300%, 03/15/18	821
	Nevada Power Co.,
367	5.375%, 09/15/40	429
3,740	5.450%, 05/15/41	4,429
2,250	6.500%, 08/01/18	2,753
1,825	7.125%, 03/15/19	2,302
	NextEra Energy Capital Holdings, Inc.,
900	5.350%, 06/15/13	942
1,200	6.000%, 03/01/19	1,407
1,600	7.875%, 12/15/15	1,920
1,625	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	1,802
	Nisource Finance Corp.,
1,800	4.450%, 12/01/21	1,906
7,500	5.800%, 02/01/42	8,018
1,164	6.150%, 03/01/13	1,226
2,500	Northern States Power Co., 6.250%, 06/01/36	3,371
	Ohio Power Co.,
2,400	5.750%, 09/01/13	2,568
1,550	6.050%, 05/01/18	1,835
	Oncor Electric Delivery Co. LLC,
820	5.950%, 09/01/13	878
6,150	6.800%, 09/01/18	7,529
1,200	7.000%, 09/01/22	1,520
	Pacific Gas & Electric Co.,
1,411	3.250%, 09/15/21	1,456
7,260	4.500%, 12/15/41	7,587
1,980	5.625%, 11/30/17	2,364
750	8.250%, 10/15/18	996

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Electric Utilities — Continued
	PacifiCorp,
250	5.500%, 01/15/19	298
2,850	5.650%, 07/15/18	3,436
900	Peco Energy Co., 5.350%, 03/01/18	1,065
900	Pennsylvania Electric Co., 6.050%, 09/01/17	1,034
1,320	Potomac Electric Power Co., 6.500%, 11/15/37	1,774
	Progress Energy, Inc.,
3,778	4.400%, 01/15/21	4,154
730	6.050%, 03/15/14	804
1,480	7.750%, 03/01/31	2,059
	PSEG Power LLC,
800	4.150%, 09/15/21	843
2,411	5.125%, 04/15/20	2,681
2,190	5.500%, 12/01/15	2,472
1,255	8.625%, 04/15/31	1,865
	Public Service Co. of Colorado,
1,160	3.200%, 11/15/20	1,230
275	5.800%, 08/01/18	332
	Public Service Co. of Oklahoma,
1,964	4.400%, 02/01/21	2,133
3,350	6.625%, 11/15/37	4,305
	Public Service Electric & Gas Co.,
825	5.300%, 05/01/18	986
1,138	5.375%, 11/01/39	1,391
5,300	6.330%, 11/01/13	5,767
3,000	San Diego Gas & Electric Co., 3.950%, 11/15/41	3,062
	Southern California Edison Co.,
988	3.875%, 06/01/21	1,093
3,800	3.900%, 12/01/41	3,798
1,200	4.150%, 09/15/14	1,296
1,400	5.500%, 08/15/18	1,697
1,650	5.750%, 03/15/14	1,815
645	5.950%, 02/01/38	849
2,450	6.050%, 03/15/39	3,284
	Southern Co.,
2,973	1.950%, 09/01/16	3,015
580	4.150%, 05/15/14	621
1,417	Southern Power Co., 5.150%, 09/15/41	1,535
3,400	Southwestern Public Service Co., 8.750%, 12/01/18	4,605
	Spectra Energy Capital LLC,
2,900	5.500%, 03/01/14	3,079
350	5.668%, 08/15/14	379

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
3,645	6.250%, 02/15/13	3,825
1,000	7.500%, 09/15/38	1,294
3,850	8.000%, 10/01/19	4,929
	Virginia Electric and Power Co.,
776	2.950%, 01/15/22	787
2,550	5.100%, 11/30/12	2,636
4,600	5.400%, 04/30/18	5,479
800	5.950%, 09/15/17	966

		260,002

	Gas Utilities — 0.2%
	AGL Capital Corp.,
5,139	3.500%, 09/15/21	5,189
1,700	4.450%, 04/15/13	1,749
11,728	5.875%, 03/15/41	14,171
6,700	6.375%, 07/15/16	7,840
3,270	ANR Pipeline Co., 9.625%, 11/01/21	4,889
	Atmos Energy Corp.,
320	5.125%, 01/15/13	332
690	8.500%, 03/15/19	912
2,454	Boston Gas Co., 4.487%, 02/15/42 (e)	2,492
	CenterPoint Energy Resources Corp.,
1,000	4.500%, 01/15/21	1,070
530	6.125%, 11/01/17	619
1,037	Southern California Gas Co., 4.800%, 10/01/12	1,063
	TransCanada PipeLines Ltd., (Canada),
1,515	4.000%, 06/15/13	1,569
1,500	6.200%, 10/15/37	1,904
1,900	6.500%, 08/15/18	2,374
2,650	7.125%, 01/15/19	3,401
2,100	7.250%, 08/15/38	2,995

		52,569

	Independent Power Producers & Energy Traders — 0.0% (g)
9,500	PPL Energy Supply LLC, 4.600%, 12/15/21	9,858

	Multi-Utilities — 0.2%
3,780	CenterPoint Energy, Inc., 6.500%, 05/01/18	4,466
	Dominion Resources, Inc.,
2,052	4.900%, 08/01/41	2,281
5,000	5.250%, 08/01/33	5,562
590	6.000%, 11/30/17	713
1,879	6.250%, 06/30/12	1,913
1,200	7.000%, 06/15/38	1,652
1,600	8.875%, 01/15/19	2,158

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	75

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Multi-Utilities — Continued
4,650	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12	4,813
1,625	MidAmerican Energy Holdings Co., 5.750%, 04/01/18	1,928
1,550	PG&E Corp., 5.750%, 04/01/14	1,694
	Sempra Energy,
1,500	6.000%, 10/15/39	1,872
2,300	6.150%, 06/15/18	2,759
900	6.500%, 06/01/16	1,069
2,760	8.900%, 11/15/13	3,083
4,900	9.800%, 02/15/19	6,706
	Wisconsin Electric Power Co.,
261	2.950%, 09/15/21	267
1,400	6.000%, 04/01/14	1,546
1,295	6.250%, 12/01/15	1,522
	Xcel Energy, Inc.,
601	4.700%, 05/15/20	680
924	4.800%, 09/15/41	1,004

		47,688

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
4,625	6.085%, 10/15/17	5,415
3,740	6.593%, 10/15/37	4,514

		9,929

	Total Utilities	380,046

	Total Corporate Bonds (Cost $3,732,946)	3,984,667

Foreign Government Securities — 0.4%
	Israel Government AID Bond, (Israel),
12,000	Zero Coupon, 08/15/17	11,078
10,000	Zero Coupon, 03/15/18	9,057
33,638	Zero Coupon, 08/15/18	30,017
3,345	Zero Coupon, 11/01/19	2,853
5,010	Zero Coupon, 08/15/20	4,134
4,000	Zero Coupon, 11/01/23	2,797
2,500	Zero Coupon, 11/15/26	1,504
3,040	Province of Manitoba, (Canada), 2.125%, 04/22/13	3,094
	Province of Ontario, (Canada),
5,500	2.700%, 06/16/15	5,808
12,250	2.950%, 02/05/15	12,990
560	Province of Quebec, (Canada), SUB, 7.365%, 03/06/26	798

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United Mexican States, (Mexico),
5,706	5.750%, 10/12/10	6,077
2,035	5.875%, 01/15/14	2,198
3,398	6.375%, 01/16/13	3,540
850	6.625%, 03/03/15	970
4,881	7.500%, 04/08/33	6,858
2,925	8.300%, 08/15/31	4,395

	Total Foreign Government Securities (Cost $101,348)	108,168

Mortgage Pass-Through Securities — 14.0%
	Federal Home Loan Mortgage Corp.,
84	ARM, 2.104%, 07/01/19	88
5,455	ARM, 2.117%, 10/01/36	5,718
3,407	ARM, 2.189%, 10/01/36	3,587
599	ARM, 2.203%, 01/01/37	631
189	ARM, 2.210%, 01/01/27	199
2,250	ARM, 2.244%, 10/01/36	2,375
2,015	ARM, 2.289%, 08/01/36	2,125
10,249	ARM, 2.308%, 08/01/36	10,813
712	ARM, 2.310%, 08/01/36	757
2,180	ARM, 2.345%, 10/01/36	2,324
934	ARM, 2.355%, 12/01/33	982
84	ARM, 2.356%, 04/01/30	89
1,851	ARM, 2.375%, 07/01/26 - 01/01/35	1,937
1,572	ARM, 2.405%, 07/01/36	1,675
720	ARM, 2.410%, 10/01/36	752
8,924	ARM, 2.415%, 08/01/35 - 12/01/36	9,519
12,834	ARM, 2.470%, 05/01/33 - 12/01/36	13,640
804	ARM, 2.473%, 11/01/36	857
8,652	ARM, 2.486%, 03/01/37	9,246
2,480	ARM, 2.488%, 10/01/36	2,625
4,841	ARM, 2.492%, 05/01/36	5,102
1,675	ARM, 2.496%, 07/01/36	1,767
180	ARM, 2.498%, 09/01/32	190
3,643	ARM, 2.499%, 11/01/36	3,885
1,677	ARM, 2.506%, 04/01/34	1,769
3,330	ARM, 2.534%, 09/01/34	3,519
3,286	ARM, 2.538%, 09/01/36	3,509
1,037	ARM, 2.579%, 02/01/36	1,102
1,311	ARM, 2.617%, 07/01/37	1,405
2,348	ARM, 2.649%, 12/01/35	2,491
4,898	ARM, 2.669%, 09/01/36	5,243
5,056	ARM, 2.799%, 03/01/36	5,305
2,763	ARM, 2.882%, 10/01/36	2,943
6,905	ARM, 2.955%, 12/01/36	7,307

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
2,944	ARM, 2.958%, 01/01/37	3,098
1,372	ARM, 3.067%, 05/01/36	1,439
513	ARM, 3.088%, 12/01/36	544
280	ARM, 3.158%, 02/01/37	298
5,690	ARM, 3.270%, 03/01/36	6,090
2,451	ARM, 3.475%, 11/01/36	2,584
5,009	ARM, 3.883%, 02/01/37	5,206
1,018	ARM, 4.359%, 03/01/37	1,076
3,255	ARM, 4.435%, 02/01/37	3,436
5,977	ARM, 4.456%, 05/01/37	6,331
2,720	ARM, 4.617%, 05/01/38	2,877
3,407	ARM, 4.831%, 04/01/38	3,614
6,481	ARM, 4.912%, 02/01/36	6,929
11,332	ARM, 4.994%, 01/01/35	12,126
4,145	ARM, 5.069%, 07/01/36	4,436
1,772	ARM, 5.135%, 03/01/37	1,883
685	ARM, 5.471%, 02/01/37	724
4,515	ARM, 5.577%, 05/01/36	4,837
4,119	ARM, 5.610%, 06/01/37	4,447
1,206	ARM, 5.621%, 04/01/37	1,279
2,401	ARM, 5.707%, 05/01/37	2,548
3,355	ARM, 5.717%, 05/01/37	3,544
2,844	ARM, 5.752%, 06/01/36	3,055
2,714	ARM, 5.772%, 04/01/37	2,846
835	ARM, 5.861%, 05/01/37	885
1,181	ARM, 5.903%, 04/01/37	1,282
11,796	ARM, 6.006%, 11/01/36	12,555
11,005	ARM, 6.024%, 06/01/36	11,834
1,357	ARM, 6.071%, 05/01/37	1,439
3,338	ARM, 6.270%, 05/01/37	3,501
1,047	ARM, 6.385%, 02/01/37	1,139
1,137	ARM, 6.415%, 11/01/37	1,228
891	ARM, 6.432%, 12/01/36	965
3,196	ARM, 6.664%, 11/01/36	3,445
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
2,650	4.000%, 06/01/18 - 05/01/19	2,810
2,617	4.500%, 08/01/18 - 10/01/18	2,797
12,054	5.000%, 10/01/17 - 12/01/18	12,948
55,380	5.500%, 06/01/17 - 02/01/24	60,136
26,968	6.000%, 04/01/17 - 03/01/22	28,953
4,330	6.500%, 07/01/16 - 03/01/22	4,674
43	7.000%, 09/01/12 - 04/01/17	46
3	7.500%, 10/01/14 - 11/01/15	3
6	8.500%, 11/01/15	6

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
4,755	5.500%, 01/01/23 - 11/01/23	5,183
370	6.000%, 12/01/22	406
2,628	6.500%, 12/01/13 - 01/01/28	2,935
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
4,377	4.000%, 10/01/33	4,617
76,266	4.500%, 05/01/41	81,072
97,331	5.000%, 01/01/34 - 08/01/40	104,973
35,053	5.500%, 01/01/33 - 03/01/40	38,193
3,494	6.000%, 10/01/29 - 12/01/36	3,887
18,240	6.500%, 08/01/29 - 03/01/38	20,684
4,663	7.000%, 04/01/22 - 02/01/37	5,387
10,211	7.500%, 08/01/25 - 09/01/38	12,352
46	8.000%, 07/01/20 - 11/01/24	54
125	8.500%, 07/01/28	152
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
15,726	7.500%, 01/01/32 - 12/01/36	18,483
8,904	10.000%, 10/01/30	10,677
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
12,005	5.500%, 04/01/18	13,004
11,577	6.000%, 02/01/33 - 11/01/36	12,694
37,889	6.500%, 12/01/35 - 06/01/37	42,479
831	7.000%, 07/01/29 - 08/01/47	940
1,796	10.000%, 03/17/26	2,100
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
21	12.000%, 08/01/15 - 07/01/19	23
	Federal National Mortgage Association,
7,000	ARM, 0.844%, 03/01/22	7,004
15,895	ARM, 0.864%, 12/01/20	15,895
60	ARM, 1.911%, 03/01/19	60
5,066	ARM, 1.912%, 09/01/36	5,307
731	ARM, 1.918%, 08/01/34	764
1,051	ARM, 1.987%, 09/01/36	1,098
9,622	ARM, 2.056%, 01/01/35	10,166
3,379	ARM, 2.092%, 09/01/33 - 01/01/37	3,536
1,406	ARM, 2.120%, 05/01/35	1,484
462	ARM, 2.124%, 11/01/34	480
4,818	ARM, 2.126%, 01/01/36	5,021
319	ARM, 2.135%, 08/01/35	336
2,665	ARM, 2.192%, 02/01/37	2,816
201	ARM, 2.235%, 07/01/34	211
825	ARM, 2.237%, 10/01/34	870
1,979	ARM, 2.254%, 07/01/35	2,084

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	77

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
2,273	ARM, 2.273%, 02/01/35 - 08/01/36	2,413
1,161	ARM, 2.297%, 11/01/33	1,229
735	ARM, 2.310%, 04/01/34	771
930	ARM, 2.340%, 09/01/35	989
1,092	ARM, 2.345%, 08/01/33	1,156
189	ARM, 2.352%, 09/01/34	201
749	ARM, 2.358%, 11/01/34	795
1,437	ARM, 2.373%, 09/01/36	1,531
633	ARM, 2.386%, 08/01/34	672
1,997	ARM, 2.401%, 01/01/36	2,107
2,528	ARM, 2.417%, 10/01/36	2,693
608	ARM, 2.445%, 01/01/35	637
1,399	ARM, 2.453%, 03/01/35	1,487
221	ARM, 2.470%, 05/01/35	235
1,422	ARM, 2.516%, 06/01/36	1,514
1,978	ARM, 2.520%, 07/01/36	2,102
1,987	ARM, 2.545%, 06/01/34	2,092
1,374	ARM, 2.547%, 10/01/34	1,453
585	ARM, 2.560%, 09/01/33	622
304	ARM, 2.565%, 01/01/34	323
1,964	ARM, 2.570%, 09/01/36	2,098
6,156	ARM, 2.572%, 06/01/36	6,581
12	ARM, 2.576%, 01/01/19	13
4,349	ARM, 2.592%, 08/01/36	4,632
1,109	ARM, 2.612%, 05/01/36	1,176
7,827	ARM, 2.651%, 12/01/36	8,358
2,095	ARM, 2.671%, 04/01/35	2,200
2,464	ARM, 2.673%, 02/01/37	2,618
1,919	ARM, 2.685%, 06/01/36	2,051
1,312	ARM, 2.761%, 01/01/37	1,398
2,211	ARM, 2.794%, 12/01/36	2,362
9	ARM, 2.796%, 08/01/19	9
8,960	ARM, 2.825%, 10/01/36	9,543
2,736	ARM, 2.921%, 11/01/36	2,910
684	ARM, 3.031%, 02/01/36	722
18,817	ARM, 3.071%, 03/01/36	19,861
245	ARM, 3.084%, 09/01/27	256
147	ARM, 3.199%, 01/01/36	155
6,158	ARM, 3.830%, 11/01/37	6,582
227	ARM, 3.898%, 03/01/29	241
1,752	ARM, 3.926%, 11/01/36	1,857
8,847	ARM, 4.326%, 07/01/37	9,342
11,279	ARM, 4.851%, 12/01/37	11,983
2,558	ARM, 4.992%, 10/01/35	2,696
469	ARM, 5.004%, 01/01/34	503
4,622	ARM, 5.051%, 04/01/37	4,933

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,970	ARM, 5.226%, 11/01/37	2,092
3,609	ARM, 5.236%, 01/01/38	3,856
1,941	ARM, 5.514%, 07/01/37	2,073
1,367	ARM, 5.527%, 08/01/36	1,471
19,298	ARM, 5.611%, 01/01/23	21,001
7,122	ARM, 5.732%, 08/01/37	7,597
336	ARM, 5.799%, 07/01/37	358
2,573	ARM, 5.864%, 09/01/37	2,787
1,934	ARM, 5.971%, 09/01/37	2,117
869	ARM, 5.986%, 09/01/37	927
2,445	ARM, 6.003%, 09/01/37	2,616
1,995	ARM, 6.029%, 07/01/37	2,135
7,265	ARM, 6.082%, 09/01/36	7,819
4,275	ARM, 6.239%, 08/01/36	4,647
1,260	ARM, 6.301%, 09/01/37	1,364
	Federal National Mortgage Association, 15 Year, Single Family,
639	3.500%, 04/01/19	672
8,116	4.000%, 07/01/18 - 12/01/20	8,655
30,230	4.500%, 05/01/18 - 12/01/19	32,604
33,938	5.000%, 12/01/16 - 08/01/24	36,907
31,261	5.500%, 02/01/18 - 07/01/20	34,169
67,807	6.000%, 06/01/16 - 07/01/24	73,303
8,372	6.500%, 05/01/13 - 02/01/24	9,240
983	7.000%, 03/01/17 - 11/01/17	1,057
37	7.500%, 10/01/12 - 03/01/17	39
16	8.000%, 11/01/12 - 11/01/15	17
	Federal National Mortgage Association, 20 Year, Single Family,
1,259	5.000%, 10/01/25	1,372
4,152	5.500%, 07/01/25	4,558
41,977	6.000%, 04/01/24 - 09/01/29	46,262
8,116	6.500%, 05/01/22 - 08/01/26	9,107
	Federal National Mortgage Association, 30 Year, FHA/VA,
262	6.000%, 09/01/33	293
478	6.500%, 03/01/29	554
72	7.000%, 02/01/33	84
105	8.000%, 06/01/28	126
105	8.500%, 08/01/27 - 02/01/30	118
124	9.000%, 05/01/18 - 12/01/30	131
36	9.500%, 12/01/18	42
	Federal National Mortgage Association, 30 Year, Single Family,
1,408	4.000%, 12/01/33	1,489
2,935	4.500%, 11/01/33 - 09/01/34	3,137

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
82,976	5.000%, 06/01/33 - 08/01/40	89,989
130,960	5.500%, 11/01/32 - 12/01/39	143,196
55,645	6.000%, 12/01/28 - 04/01/38	61,755
119,367	6.500%, 11/01/29 - 10/01/38	135,827
58,376	7.000%, 01/01/24 - 01/01/39	66,978
32,775	7.500%, 11/01/22 - 04/01/39	39,571
1,642	8.000%, 03/01/21 - 01/01/38	1,988
43	8.500%, 07/01/24 - 06/01/25	51
5	9.000%, 04/01/26	5
25	9.500%, 07/01/28	29
19	10.000%, 02/01/24	20
22	12.500%, 01/01/16	24
	Federal National Mortgage Association, Other,
10,000	VAR, 1.000%, 03/01/22	10,000
13,984	VAR, 1.031%, 01/01/19	13,984
606	VAR, 2.500%, 08/01/34	643
5,946	VAR, 6.070%, 11/01/18	6,443
9,984	1.940%, 01/01/17	10,221
10,000	1.990%, 01/01/17	9,997
20,000	2.140%, 04/01/19	20,025
4,782	2.490%, 10/01/17	4,956
5,800	2.620%, 10/01/17	6,034
4,000	2.690%, 10/01/17	4,177
17,460	2.700%, 04/01/22	17,547
12,000	2.740%, 05/18/42	12,045
10,000	2.750%, 03/01/22	10,063
26,044	2.970%, 11/01/18 - 03/01/22	26,980
2,989	2.990%, 02/01/22	3,056
5,000	3.000%, 02/01/22	5,100
8,360	3.060%, 02/01/22	8,590
7,990	3.069%, 01/01/22	8,244
14,400	3.080%, 03/01/22 - 04/01/22	14,807
11,500	3.090%, 02/01/22	11,954
12,000	3.120%, 01/01/22	12,505
9,527	3.131%, 01/01/22	9,839
28,093	3.140%, 02/01/22 - 03/01/22	28,995
13,957	3.193%, 01/01/22	14,522
3,000	3.210%, 03/01/22	3,105
6,000	3.230%, 11/01/20	6,339
8,000	3.290%, 10/01/20	8,525
8,000	3.306%, 01/01/22	8,386
7,880	3.379%, 11/01/20	8,335
3,991	3.420%, 12/01/21	4,215
6,500	3.461%, 11/01/20	6,915
8,000	3.472%, 10/01/20	8,521
10,000	3.492%, 01/01/18	10,760

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,655	3.503%, 08/01/17	2,852
3,632	3.513%, 10/01/21	3,865
6,493	3.520%, 01/01/18	7,024
19,805	3.544%, 09/01/20 - 11/01/21	21,140
25,150	3.590%, 10/01/20 - 10/01/21	27,053
8,500	3.596%, 12/01/20	9,116
1,965	3.600%, 09/01/20	2,119
20,174	3.616%, 09/01/20 - 10/01/20	21,667
29,347	3.621%, 09/01/20	31,536
10,000	3.638%, 12/01/20	10,790
5,795	3.640%, 01/01/25	6,118
24,358	3.658%, 01/01/18 - 10/01/20	26,236
19,907	3.730%, 06/01/18	21,770
19,065	3.740%, 07/01/20 - 08/01/20	20,700
3,000	3.751%, 01/01/18	3,255
7,000	3.761%, 06/01/18	7,610
5,926	3.800%, 03/01/18	6,474
3,643	3.802%, 09/01/20	3,943
3,928	3.823%, 12/01/20	4,257
14,000	3.890%, 09/01/21	15,312
12,088	3.895%, 01/01/21	13,143
7,556	3.906%, 09/01/21	8,211
10,000	3.926%, 08/01/20	10,877
15,000	3.930%, 07/01/20	16,451
24,340	3.957%, 12/01/20 - 12/01/21	26,470
10,000	3.960%, 08/01/20	10,985
26,220	3.978%, 09/01/20 - 09/01/21	28,622
10,000	3.980%, 11/01/16	10,658
9,922	3.988%, 07/01/21	10,834
11,400	3.999%, 01/01/21	12,463
948	4.000%, 04/01/20	998
17,914	4.009%, 09/01/21	19,665
21,371	4.019%, 08/01/20 - 07/01/21	23,384
7,000	4.045%, 10/01/20	7,672
6,755	4.050%, 09/01/21	7,399
4,000	4.061%, 01/01/21	4,390
15,000	4.081%, 07/01/20	16,460
6,460	4.102%, 06/01/21	7,094
5,552	4.123%, 07/01/21	6,108
15,198	4.130%, 07/01/20 - 08/01/21	16,883
17,778	4.160%, 03/01/21	19,757
6,807	4.185%, 01/01/21 - 08/01/21	7,510
9,667	4.195%, 07/01/21	10,679
32,000	4.201%, 07/01/20	34,894
18,000	4.205%, 10/01/21	19,891
7,007	4.236%, 06/01/21	7,755

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	79

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
10,000	4.250%, 04/01/21	11,167
21,826	4.260%, 07/01/21	24,400
8,500	4.267%, 11/01/19	9,411
9,951	4.291%, 06/01/21	11,193
19,240	4.319%, 12/01/19 - 09/01/23	21,482
5,500	4.329%, 06/01/21	6,123
5,000	4.330%, 02/01/21	5,610
15,000	4.350%, 04/01/20	16,831
24,671	4.380%, 01/01/21	27,753
20,765	4.381%, 11/01/19 - 06/01/21	23,162
7,600	4.390%, 05/01/21	8,557
7,600	4.391%, 04/01/21	8,487
61,500	4.399%, 02/01/20	69,207
19,429	4.424%, 01/01/20	21,689
7,900	4.443%, 08/01/20 - 04/01/21	8,744
8,898	4.444%, 01/01/21	10,009
7,434	4.474%, 04/01/21	8,337
18,000	4.484%, 06/01/21	20,206
30,403	4.500%, 03/01/20 - 08/01/21	34,403
15,000	4.505%, 05/01/21	17,336
23,318	4.514%, 04/01/20	26,269
11,765	4.515%, 02/01/20	13,241
23,532	4.530%, 12/01/19	26,631
3,410	4.540%, 01/01/20	3,855
2,800	4.546%, 02/01/20	3,149
11,836	4.552%, 08/01/26	13,294
4,343	4.598%, 01/01/21	4,903
9,000	4.629%, 06/01/21	10,185
11,875	4.660%, 12/01/26	13,263
10,932	4.762%, 08/01/26	12,502
6,957	4.766%, 08/01/26	7,771
12,863	4.794%, 01/01/21	14,617
4,180	5.000%, 04/01/31 - 12/01/32	4,608
9,000	5.414%, 05/01/17	10,135
14,840	5.500%, 03/01/17 - 06/01/39	15,903
19,882	6.000%, 02/01/36 - 11/01/48	21,682
7,031	6.500%, 04/01/36 - 05/01/37	7,786
5,654	7.000%, 02/01/36 - 01/01/38	6,430
388	7.500%, 10/01/37	446
1,754	8.000%, 11/01/37	2,026
172	10.890%, 04/15/19	196
	Government National Mortgage Association II, 30 Year, Single Family,
9,574	5.500%, 09/20/39	10,618
69,170	6.000%, 03/20/28 - 08/20/39	77,676
3,024	6.500%, 07/20/29	3,472

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,747	7.000%, 08/20/38	2,038
192	7.500%, 02/20/28 - 09/20/28	229
374	8.000%, 12/20/25 - 10/20/28	449
174	8.500%, 03/20/25 - 05/20/25	211
915	Government National Mortgage Association II, Other, 6.000%, 11/20/38	1,002
	Government National Mortgage Association, 15 Year, Single Family,
161	6.000%, 10/15/17	178
172	6.500%, 06/15/17	189
291	8.000%, 01/15/16	317
	Government National Mortgage Association, 30 Year, Single Family,
11,517	5.500%, 04/15/33 - 09/15/34	12,992
447	6.000%, 11/15/28	506
7,515	6.500%, 01/15/24 - 12/15/35	8,704
12,359	7.000%, 08/15/23 - 04/15/37	14,300
2,789	7.500%, 11/15/22 - 10/15/37	3,261
77	8.000%, 05/15/22 - 08/15/28	84
31	8.500%, 03/15/17 - 11/15/17	34
61	9.000%, 08/15/16 - 11/15/24	71
3,609	9.500%, 09/15/18 - 12/15/25	4,307
24	12.000%, 11/15/19	27

	Total Mortgage Pass-Through Securities (Cost $3,322,942)	3,456,709

Municipal Bonds — 0.2%
	Illinois — 0.0% (g)
5,450	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	5,236

	New York — 0.1%
2,500	New York State Dormitory Authority, State Personal Income Tax, Build America Bonds, Rev., 5.600%, 03/15/40	3,041
12,225	Port Authority of New York & New Jersey, Construction 164, Rev., 5.647%, 11/01/40	14,626

		17,667

	Ohio — 0.1%
13,075	American Municipal Power, Inc., Build America Bonds, Series B, Rev., 7.499%, 02/15/50	16,968
10,678	Ohio State University (The), Series A, Rev., 4.800%, 06/01/11	11,331

		28,299

	Total Municipal Bonds (Cost $43,571)	51,202

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Supranational — 0.1%
	Corp. Andina de Fomento,
9,103	3.750%, 01/15/16	9,358
720	5.200%, 05/21/13	748
9,500	International Bank for Reconstruction & Development, Zero Coupon, 02/15/16	9,071

	Total Supranational (Cost $18,837)	19,177

U.S. Government Agency Securities — 1.7%
	Federal Farm Credit Bank,
5,000	1.875%, 12/07/12	5,064
10,000	5.125%, 11/15/18	12,105
11,000	Federal Home Loan Bank, 5.500%, 07/15/36	14,112
	Federal Home Loan Mortgage Corp.,
38,500	4.125%, 12/21/12	39,704
4,000	5.125%, 11/17/17	4,859
25,500	5.500%, 08/23/17	31,290
	Federal National Mortgage Association,
45,000	Zero Coupon, 07/05/14	44,052
26,500	Zero Coupon, 06/01/17	24,559
26,700	5.000%, 05/11/17	31,855
33,400	5.375%, 06/12/17	40,626
2,735	6.125%, 03/15/12	2,742
11,500	Federal National Mortgage Association STRIPS, 11/15/21	8,820
	Financing Corp. Fico,
6,281	Zero Coupon, 08/03/18	5,579
2,000	Zero Coupon, 03/07/19	1,740
16,800	Zero Coupon, 04/05/19	14,571
13,200	Zero Coupon, 09/26/19	11,245
	Government Trust Certificate,
4,488	Zero Coupon, 10/01/15	4,255
5,741	Zero Coupon, 04/01/16	5,377
13,319	Zero Coupon, 04/01/19	11,256
76,000	Residual Funding Corp. STRIPS, Zero Coupon, 07/15/20	63,314
16,000	Residual Funding Corp., STRIPS, Zero Coupon, 10/15/20	13,151
	Tennessee Valley Authority,
2,935	4.625%, 09/15/60	3,346
1,195	5.250%, 09/15/39	1,496
9,500	5.500%, 07/18/17	11,571
	Tennessee Valley Authority STRIPS,
4,138	12/15/17	3,730
7,506	01/15/19	6,508
12,000	05/01/19	10,294

	Total U.S. Government Agency Securities (Cost $406,205)	427,221

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — 23.5%
	U.S. Treasury Bonds,
44,300	4.500%, 02/15/36	56,330
2,000	4.500%, 08/15/39	2,562
2,000	4.750%, 02/15/37	2,639
650	5.250%, 11/15/28	878
4,000	5.250%, 02/15/29	5,414
9,000	5.375%, 02/15/31	12,541
12,350	5.500%, 08/15/28	17,089
4,300	6.000%, 02/15/26	6,107
4,550	6.125%, 11/15/27	6,637
2,500	6.125%, 08/15/29	3,710
7,650	6.250%, 05/15/30	11,581
4,750	6.375%, 08/15/27	7,070
7,550	6.500%, 11/15/26	11,268
6,100	6.625%, 02/15/27	9,227
7,800	6.750%, 08/15/26	11,858
14,620	7.125%, 02/15/23	21,937
19,490	7.250%, 08/15/22 (m)	29,266
56,392	7.500%, 11/15/16 (m)	73,821
8,717	7.875%, 02/15/21 (m)	13,204
8,000	8.000%, 11/15/21	12,405
16,650	8.125%, 05/15/21	25,713
48,180	8.500%, 02/15/20	73,580
25,150	8.750%, 05/15/20	39,136
73,089	8.750%, 08/15/20	114,487
196,750	8.875%, 08/15/17 (m)	279,862
	U.S. Treasury Bonds STRIPS,
399	08/15/12	399
29,374	08/15/13	29,262
38,855	02/15/14 (m)	38,613
11,132	05/15/14 (m)	11,045
48,062	08/15/14 (m)	47,600
33,961	11/15/14	33,568
40,209	02/15/15 (m)	39,629
9,895	05/15/15	9,729
4,941	08/15/15	4,845
15,750	08/15/15	15,446
38,361	11/15/15	37,505
7,010	11/15/15	6,886
94,812	02/15/16 (m)	92,365
32,950	05/15/16	31,913
54,427	08/15/16	52,468
46,981	11/15/16	45,060
118,866	02/15/17	113,396
40,461	08/15/17	38,189
90,980	11/15/17	85,315

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	81

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
35,450	02/15/18	33,001
15,500	05/15/18	14,329
56,581	08/15/18	51,897
11,897	02/15/19	10,756
105,365	05/15/19 (m)	94,440
182,720	08/15/19	162,545
11,000	02/15/20	9,608
444,596	05/15/20 (m)	384,912
4,550	05/15/20	3,964
197,150	08/15/20 (m)	169,204
17,050	11/15/20	14,485
1,000	02/15/21	841
36,000	05/15/21	30,002
46,300	08/15/21	38,201
55,600	11/15/21	45,446
17,208	02/15/22	13,918
7,869	02/15/23	6,103
25,000	05/15/23	19,177
1,200	02/15/24	890
7,000	05/15/24	5,136
12,925	08/15/24	9,375
20,400	11/15/24	14,630
5,800	02/15/25	4,110
2,700	05/15/25	1,892
7,300	02/15/26	4,943
22,300	05/15/26	14,941
29,100	08/15/26	19,289
99,050	11/15/26	64,954
89,900	02/15/27	58,343
20,725	05/15/27	13,318
31,300	08/15/27	19,912
32,450	11/15/27	20,442
46,650	02/15/28	29,094
9,300	05/15/28	5,747
5,900	08/15/28	3,613
19,300	11/15/28	11,704
21,115	02/15/29	12,693
3,200	05/15/29	1,904
11,200	08/15/29	6,600
16,120	11/15/29	9,406
102,900	02/15/30	59,544
41,000	05/15/30	23,507
33,550	08/15/30	19,048
20,000	11/15/30	11,250
12,100	02/15/31	6,744
12,875	05/15/31	7,096

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

14,125	08/15/31	7,712
15,400	11/15/31	8,331
9,425	02/15/32	5,047
1,700	08/15/32	893
31,500	11/15/32	16,394
31,350	05/15/33	16,002
21,875	08/15/33	11,056
32,500	11/15/33	16,262
18,675	02/15/34	9,256
14,050	05/15/34	6,892
22,550	08/15/34	10,945
12,100	11/15/34	5,825
14,500	02/15/35	6,908
1,700	08/15/35	793
1,175	05/15/36	534
	U.S. Treasury Inflation Indexed Bonds,
4,000	2.500%, 01/15/29	5,715
10,109	3.625%, 04/15/28 (m)	21,381
	U.S. Treasury Inflation Indexed Notes,
4,000	0.500%, 04/15/15	4,438
4,750	1.125%, 01/15/21	5,600
14,600	2.000%, 04/15/12	16,325
12,000	2.000%, 01/15/14	15,757
2,000	2.000%, 07/15/14	2,624
	U.S. Treasury Notes,
10,000	1.250%, 02/15/14	10,183
7,050	1.375%, 09/15/12	7,096
15,990	1.375%, 11/15/12	16,125
2,700	1.375%, 02/15/13	2,730
189,040	1.375%, 11/30/18	189,513
7,000	1.375%, 12/31/18	7,009
8,500	1.500%, 08/31/18	8,619
15,000	1.750%, 04/15/13	15,257
20,500	1.750%, 03/31/14	21,107
18,700	1.750%, 10/31/18	19,220
12,000	1.875%, 02/28/14	12,371
25,000	2.000%, 04/30/16	26,336
35,980	2.125%, 12/31/15	38,049
5,475	2.250%, 11/30/17	5,836
20,000	2.375%, 10/31/14	21,038
6,000	2.375%, 02/28/15	6,342
10,000	2.500%, 06/30/17	10,799
72,900	2.625%, 07/31/14	76,858
221,500	2.625%, 12/31/14	235,136
19,000	2.625%, 02/29/16	20,483
36,325	2.625%, 04/30/16	39,197

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
26,000	2.625%, 01/31/18	28,269
2,500	2.750%, 11/30/16	2,723
218,675	2.750%, 05/31/17	238,937
34,140	2.750%, 12/31/17	37,354
30,610	2.875%, 03/31/18	33,736
169,500	3.125%, 10/31/16	187,509
20,000	3.125%, 01/31/17	22,173
143,855	3.125%, 04/30/17	159,859
216,292	3.125%, 05/15/19	241,503
247,500	3.250%, 12/31/16	275,730
77,000	3.250%, 03/31/17	85,975
5,000	3.375%, 11/15/19	5,674
5,000	3.500%, 02/15/18	5,686
63,800	4.250%, 11/15/17	75,105
5,400	4.500%, 11/15/15	6,175
55,060	4.500%, 05/15/17	65,057
9,500	4.625%, 02/15/17	11,227
136,865	4.750%, 08/15/17	164,313

	Total U.S. Treasury Obligations (Cost $5,208,278)	5,775,508

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 5.4%
	Investment Company — 5.4%
1,334,403	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $1,334,403)	1,334,403

	Total Investments — 100.5% (Cost $23,264,430)	24,716,051
	Liabilities in Excess of Other Assets — (0.5)%	(127,502)

	NET ASSETS — 100.0%	$24,588,549

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	83

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 2.4%
	Accredited Mortgage Loan Trust,
1,670	Series 2006-1, Class A3, VAR, 0.424%, 04/25/36	1,412
1,518	Series 2006-2, Class A3, VAR, 0.394%, 09/25/36	1,274
	AH Mortgage Advance Trust, (Cayman Islands),
4,583	Series SART-1, Class A2, 3.370%, 05/10/43 (e)	4,592
787	Series SART-3, Class 1A2, 3.720%, 03/13/44 (e)	790
	Ally Auto Receivables Trust,
784	Series 2010-1, Class A3, 1.450%, 05/15/14	788
565	Series 2010-3, Class A4, 1.550%, 08/17/15	573
355	Series 2011-1, Class A3, 1.380%, 01/15/15	358
444	Series 2012-1, Class A4, 1.210%, 07/15/16	445
	AmeriCredit Automobile Receivables Trust,
988	Series 2008-AF, Class A4, 6.960%, 10/14/14	1,016
107	Series 2010-1, Class A3, 1.660%, 03/17/14	107
353	Series 2012-1, Class A3, 1.230%, 09/08/16	354
	Ameriquest Mortgage Securities, Inc.,
1,105	Series 2003-5, Class A6, SUB, 4.541%, 04/25/33	1,033
452	Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	452
20	BankBoston Home Equity Loan Trust, Series 1998-1, Class A6, 6.350%, 02/25/13	18
	Bear Stearns Asset-Backed Securities Trust,
805	Series 2003-SD2, Class 2A, VAR, 2.997%, 06/25/43	749
1,203	Series 2006-SD1, Class A, VAR, 0.614%, 04/25/36	938
	Centex Home Equity,
445	Series 2001-B, Class A6, 6.360%, 07/25/32	440
435	Series 2002-C, Class AF4, SUB, 4.480%, 06/25/31	405
135	Series 2003-B, Class AF4, SUB, 3.735%, 02/25/32	118
999	Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	1,014
	Chase Funding Mortgage Loan Asset-Backed Certificates,
447	Series 2003-5, Class 1A4, 4.396%, 02/25/30	450
546	Series 2003-6, Class 1A4, 4.499%, 11/25/34	550
1,372	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,829

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

966	Citifinancial Mortgage Securities, Inc., Series 2003-3, Class AF4, SUB, 5.348%, 08/25/33	931
	CNH Equipment Trust,
405	Series 2010-A, Class A3, 1.540%, 07/15/14	406
791	Series 2011-B, Class A3, 0.910%, 08/15/16	792
	Countrywide Asset-Backed Certificates,
8	Series 2004-1, Class 3A, VAR, 0.804%, 04/25/34	6
590	Series 2004-1, Class M1, VAR, 0.994%, 03/25/34	418
365	Series 2004-1, Class M2, VAR, 1.069%, 03/25/34	312
1,539	Series 2004-6, Class M1, VAR, 0.844%, 10/25/34	820
230	Series 2004-13, Class MV8, VAR, 1.944%, 01/25/35 (f) (i)	10
306	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 4.748%, 01/25/36	171
99	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	93
635	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	677
1,412	Distressed Asset Portfolio I, LLC, 3.500%, 12/31/15 (f) (i)	1,621
1,317	Equity One ABS, Inc., Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	1,075
	Federal National Mortgage Association Whole Loan,
59	Series 1995-W4, Class A6, VAR, 7.500%, 07/25/25	62
108	Series 1995-W5, Class A5, VAR, 7.080%, 12/25/25	109
1,091	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF9, Class A3, VAR, 0.524%, 10/25/35	1,071
500	Ford Credit Auto Owner Trust, Series 2012-A, Class A4, 1.150%, 06/15/17	501
852	Fortress Opportunities Residential Transaction, Series 2011-1A, Class A1, VAR, 7.211%, 10/25/47 (e)	855
1,305	GE Mortgage Services LLC, Series 1999-HE1, Class A6, VAR, 6.700%, 04/25/29	1,343
84	Honda Auto Receivables Owner Trust, Series 2012-1, Class A4, 0.970%, 04/16/18	84
	HSBC Home Equity Loan Trust,
205	Series 2005-2, Class A1, VAR, 0.515%, 01/20/35	192

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — Continued
822	Series 2005-2, Class M1, VAR, 0.705%, 01/20/35	748
822	Series 2005-2, Class M2, VAR, 0.736%, 01/20/35	737
306	Series 2006-1, Class A1, VAR, 0.406%, 01/20/36	278
729	Series 2006-2, Class A1, VAR, 0.395%, 03/20/36	672
1,055	Series 2006-3, Class A3F, SUB, 5.630%, 03/20/36	1,071
170	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	170
1,455	Series 2007-2, Class A3F, SUB, 5.810%, 07/20/36	1,441
929	Series 2007-3, Class APT, VAR, 1.446%, 11/20/36	819
272	Hyundai Auto Receivables Trust, Series 2012-A, Class A4, 0.950%, 12/15/16	272
1,106	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.594%, 07/25/34 (e)	1,058
	Long Beach Mortgage Loan Trust,
156	Series 2004-1, Class M3, VAR, 1.294%, 02/25/34	116
46	Series 2004-5, Class M6, VAR, 2.744%, 09/25/34 (f) (i)	8
	Mid-State Trust,
227	Series 2005-1, Class A, 5.745%, 01/15/40	231
982	Series 2006-1, Class A, 5.787%, 10/15/40 (e)	1,014
974	Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 2.494%, 03/25/33	422
	New Century Home Equity Loan Trust,
1,000	Series 2003-5, Class AI6, SUB, 5.303%, 11/25/33	953
610	Series 2005-1, Class M1, VAR, 0.694%, 03/25/35	428
2,400	Park Place Securities, Inc., Series 2004-WCW1, Class M2, VAR, 0.924%, 09/25/34	2,166
2,100	Residential Asset Securities Corp., Series 2005-EMX3, Class M1, VAR, 0.674%, 09/25/35	1,948
548	Residential Funding Mortgage Securities II, Inc., Series 2003-HI2, Class A6, SUB, 4.760%, 07/25/28	535
1,024	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	867
	Santander Drive Auto Receivables Trust,
556	Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	556

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

665	Series 2011-S2A, Class D, 3.350%, 06/15/17 (e)	664
411	Series 2012-1, Class A3, 1.490%, 10/15/15	413
73	Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1, VAR, 0.324%, 06/25/37	58
	Structured Asset Investment Loan Trust,
2,500	Series 2003-BC10, Class A4, VAR, 1.244%, 10/25/33	1,999
1,500	Series 2005-5, Class A9, VAR, 0.514%, 06/25/35	1,414
35	Structured Asset Securities Corp., Series 2007-OSI, Class A2, VAR, 0.334%, 06/25/37	29
202	Union Pacific Railroad Co. 2003 Pass-Through Trust, 4.698%, 01/02/24	224
1,500	Unipac IX LLC, 13.000%, 04/11/13 (f) (i)	1,486
295	USAA Auto Owner Trust, Series 2009-2, Class A4, 2.530%, 07/15/15	301
1,000	Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Class A4, 1.150%, 07/20/18	1,001

	Total Asset-Backed Securities (Cost $56,162)	55,353

Collateralized Mortgage Obligations — 20.5%
	Agency CMO — 13.5%
511	Federal Home Loan Bank, Series 2000-0606, Class Y, 5.270%, 12/28/12	529
	Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
182	Series 23, Class KZ, 6.500%, 11/25/23	208
1,276	Series 24, Class J, 6.250%, 11/25/23	1,357
226	Series 31, Class Z, 8.000%, 04/25/24	259
	Federal Home Loan Mortgage Corp. REMICS,
24	Series 11, Class D, 9.500%, 07/15/19	25
16	Series 38, Class D, 9.500%, 05/15/20	18
7	Series 81, Class A, 8.125%, 11/15/20	8
19	Series 84, Class F, 9.200%, 10/15/20	21
10	Series 109, Class I, 9.100%, 01/15/21	11
3	Series 198, Class Z, 8.500%, 09/15/22	3
126	Series 1316, Class Z, 8.000%, 06/15/22	146
43	Series 1343, Class LB, 7.500%, 08/15/22	52
1	Series 1351, Class TF, HB, IO, 1,010.000%, 08/15/22	37
89	Series 1456, Class Z, 7.500%, 01/15/23	104
628	Series 1543, Class VN, 7.000%, 07/15/23	727
7	Series 1556, Class H, 6.500%, 08/15/13	8
420	Series 1577, Class PV, 6.500%, 09/15/23	442
25	Series 1595, Class D, 7.000%, 10/15/13	26

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	85

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,137	Series 1608, Class L, 6.500%, 09/15/23	1,279
1,042	Series 1611, Class Z, 6.500%, 11/15/23	1,175
1,026	Series 1628, Class LZ, 6.500%, 12/15/23	1,147
494	Series 1630, Class PK, 6.000%, 11/15/23	553
1,000	Series 1671, Class I, 7.000%, 02/15/24	1,184
16	Series 1671, Class QC, IF, 10.000%, 02/15/24	21
89	Series 1695, Class G, HB, IF, 25.948%, 03/15/24	152
57	Series 1710, Class GB, HB, IF, 39.093%, 04/15/24	113
231	Series 1911, Class SD, IF, IO, 10.169%, 07/15/23	68
117	Series 2022, Class PE, 6.500%, 01/15/28	132
881	Series 2033, Class K, 6.050%, 08/15/23	888
717	Series 2036, Class PG, 6.500%, 01/15/28	817
127	Series 2055, Class OE, 6.500%, 05/15/13	127
111	Series 2089, Class PJ, IO, 7.000%, 10/15/28	18
2,428	Series 2091, Class PG, 6.000%, 11/15/28	2,724
1,547	Series 2113, Class MW, 6.500%, 01/15/29	1,762
537	Series 2116, Class ZA, 6.000%, 01/15/29	603
164	Series 2148, Class ZA, 6.000%, 04/15/29	181
323	Series 2201, Class C, 8.000%, 11/15/29	387
74	Series 2261, Class ZY, 7.500%, 10/15/30	88
828	Series 2293, Class ZA, 6.000%, 03/15/31	929
70	Series 2297, Class NB, 6.000%, 03/15/16	74
130	Series 2310, Class Z, 6.000%, 04/15/31	143
54	Series 2313, Class LA, 6.500%, 05/15/31	62
463	Series 2325, Class JO, PO, 06/15/31	442
1,209	Series 2330, Class PE, 6.500%, 06/15/31	1,261
309	Series 2344, Class QG, 6.000%, 08/15/16	329
388	Series 2345, Class PQ, 6.500%, 08/15/16	403
282	Series 2368, Class TG, 6.000%, 10/15/16	298
608	Series 2394, Class MC, 6.000%, 12/15/16	649
220	Series 2399, Class PG, 6.000%, 01/15/17	235
300	Series 2410, Class QB, 6.250%, 02/15/32	347
678	Series 2430, Class WF, 6.500%, 03/15/32	775
702	Series 2466, Class DH, 6.500%, 06/15/32	776
2,031	Series 2530, Class SK, IF, IO, 7.851%, 06/15/29	414
238	Series 2534, Class SI, HB, IF, 20.414%, 02/15/32	377
2,000	Series 2543, Class YX, 6.000%, 12/15/32	2,235
1,016	Series 2545, Class SQ, IF, IO, 7.351%, 05/15/17	23
817	Series 2557, Class HL, 5.300%, 01/15/33	920
1,573	Series 2586, Class IO, IO, 6.500%, 03/15/33	340

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
791	Series 2587, Class XS, IF, IO, 7.401%, 09/15/17	27
448	Series 2594, Class IV, IO, 7.000%, 03/15/32	97
90	Series 2602, Class BX, 3.500%, 12/15/22	92
1,344	Series 2610, Class UI, IO, 6.500%, 05/15/33	249
1,515	Series 2613, Class H, 4.500%, 05/15/18	1,642
1,574	Series 2617, Class GR, 4.500%, 05/15/18	1,677
3,029	Series 2636, Class Z, 4.500%, 06/15/18	3,226
2,119	Series 2641, Class SK, IF, IO, 6.901%, 01/15/18	134
125	Series 2643, Class SA, HB, IF, 43.885%, 03/15/32	252
145	Series 2650, Class PO, PO, 12/15/32	137
145	Series 2650, Class SO, PO, 12/15/32	138
497	Series 2656, Class AC, 6.000%, 08/15/33	560
1,375	Series 2656, Class PE, 4.500%, 07/15/18	1,507
514	Series 2658, Class A, 4.500%, 08/15/18	524
404	Series 2695, Class OB, PO, 10/15/33	392
1,833	Series 2699, Class W, 5.500%, 11/15/33	1,988
385	Series 2701, Class ST, IF, IO, 6.752%, 08/15/21	6
1,121	Series 2707, Class KA, 4.500%, 11/15/18	1,201
381	Series 2707, Class KJ, 5.000%, 11/15/18	394
4,512	Series 2708, Class N, 4.000%, 11/15/18	4,780
63	Series 2717, Class BA, 6.000%, 11/15/30	64
705	Series 2733, Class SB, IF, 7.786%, 10/15/33	753
824	Series 2736, Class PD, 5.000%, 03/15/32	852
179	Series 2755, Class SA, IF, 13.703%, 05/15/30	195
1,033	Series 2756, Class NA, 5.000%, 02/15/24	1,130
2,000	Series 2764, Class OE, 4.500%, 03/15/19	2,198
274	Series 2764, Class S, IF, 13.129%, 07/15/33	347
506	Series 2779, Class SM, IF, IO, 6.901%, 10/15/18	27
1,039	Series 2801, Class JN, 5.000%, 06/15/33	1,131
2,000	Series 2843, Class BC, 5.000%, 08/15/19	2,186
1,000	Series 2845, Class QH, 5.000%, 08/15/34	1,121
1,540	Series 2864, Class NB, 5.500%, 07/15/33	1,740
3,030	Series 2864, Class NS, IF, IO, 6.851%, 09/15/34	234
802	Series 2888, Class IN, IO, 5.000%, 10/15/18	20
1,502	Series 2912, Class EH, 5.500%, 01/15/35	1,792
42	Series 2931, Class GA, 5.000%, 11/15/28	42
1,000	Series 2934, Class CI, 5.000%, 01/15/34	1,059
107	Series 2980, Class QB, 6.500%, 05/15/35	122
1,663	Series 2989, Class TG, 5.000%, 06/15/25	1,802

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
279	Series 2990, Class SL, HB, IF, 23.582%, 06/15/34	428
3,331	Series 2994, Class SC, IF, IO, 5.352%, 02/15/33	303
617	Series 2995, Class FT, VAR, 0.498%, 05/15/29	615
286	Series 3005, Class PV, IF, 12.338%, 10/15/33	325
1,287	Series 3028, Class ME, 5.000%, 02/15/34	1,402
488	Series 3031, Class BN, HB, IF, 20.901%, 08/15/35	739
982	Series 3059, Class B, 5.000%, 02/15/35	1,110
1,000	Series 3062, Class HE, 5.000%, 01/15/34	1,083
1,000	Series 3064, Class OG, 5.500%, 06/15/34	1,089
120	Series 3068, Class AO, PO, 01/15/35	118
2,106	Series 3080, Class TZ, 5.500%, 02/15/33	2,145
776	Series 3117, Class EO, PO, 02/15/36	736
371	Series 3134, Class PO, PO, 03/15/36	353
431	Series 3138, Class PO, PO, 04/15/36	412
1,505	Series 3151, Class PD, 6.000%, 11/15/34	1,595
1,083	Series 3152, Class MO, PO, 03/15/36	1,014
1,428	Series 3184, Class YO, PO, 03/15/36	1,303
1,800	Series 3189, Class PC, 6.000%, 08/15/35	1,979
4,765	Series 3201, Class IN, IF, IO, 6.001%, 08/15/36	781
5,164	Series 3202, Class HI, IF, IO, 6.401%, 08/15/36	878
785	Series 3219, Class OD, 6.000%, 06/15/33	829
1,581	Series 3219, Class PD, 6.000%, 11/15/35	1,783
2,000	Series 3274, Class B, 6.000%, 02/15/37	2,232
851	Series 3292, Class DO, PO, 03/15/37	809
4,205	Series 3305, Class IW, IF, IO, 6.202%, 04/15/37	593
220	Series 3306, Class TB, IF, 2.999%, 04/15/37	231
194	Series 3306, Class TC, IF, 2.459%, 04/15/37	201
510	Series 3331, Class PO, PO, 06/15/37	484
1,036	Series 3336, Class GD, 5.000%, 04/15/36	1,080
940	Series 3383, Class OP, PO, 11/15/37	872
1,948	Series 3531, Class SM, IF, IO, 5.852%, 05/15/39	266
371	Series 3542, Class TN, IF, 6.000%, 07/15/36	349
457	Series 3546, Class A, VAR, 5.345%, 02/15/39	487
1,147	Series 3572, Class JS, IF, IO, 6.551%, 09/15/39	233
1,086	Series 3605, Class NC, 5.500%, 06/15/37	1,292
2,683	Series 3609, Class SA, IF, IO, 6.091%, 12/15/39	632

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
1,030	Series 3610, Class CA, 4.500%, 12/15/39	1,128
666	Series 3611, Class PO, PO, 07/15/34	619
1,704	Series 3620, Class TV, 5.500%, 12/15/20	1,797
1,063	Series 3653, Class HJ, 5.000%, 04/15/40	1,174
920	Series 3688, Class GT, VAR, 7.158%, 11/15/46	1,087
2,672	Series 3747, Class HI, IO, 4.500%, 07/15/37	360
1,347	Series 3819, Class ZQ, 6.000%, 04/15/36	1,569
1,682	Series 3827, Class BD, 4.000%, 08/15/39	1,766
1,031	Series 3852, Class TP, IF, 5.500%, 05/15/41	1,196
1,412	Series 3855, Class AM, 6.500%, 11/15/36	1,600
1,805	Series 3890, Class ET, 5.500%, 11/15/23	1,982
1,633	Series 3895, Class PW, 4.500%, 07/15/41	1,778
603	Federal Home Loan Mortgage Corp. STRIPS, Series 186, Class PO, PO, 08/01/27	525
857	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-76, Class 2A, VAR, 4.749%, 10/25/37	879
	Federal National Mortgage Association - ACES,
2,270	Series 2011-M2, Class A2, 3.645%, 07/25/21	2,441
1,680	Series 2011-M4, Class A2, 3.726%, 06/25/21	1,819
631	Series 2011-M8, Class A2, 2.922%, 08/25/21	647
	Federal National Mortgage Association Grantor Trust,
49,164	Series 2001-T12, Class IO, IO, VAR, 0.539%, 08/25/41	600
1,489	Series 2002-T16, Class A2, 7.000%, 07/25/42	1,740
1,181	Series 2002-T19, Class A1, 6.500%, 07/25/42	1,356
1,018	Series 2002-T4, Class A2, 7.000%, 12/25/41	1,153
2,002	Series 2002-T4, Class A4, 9.500%, 12/25/41	2,424
94,624	Series 2002-T4, Class IO, IO, VAR, 0.441%, 12/25/41	902
957	Series 2004-T1, Class 1A1, 6.000%, 01/25/44	1,066
645	Series 2004-T2, Class 1A3, 7.000%, 11/25/43	754
764	Series 2004-T2, Class 1A4, 7.500%, 11/25/43	905
11,269	Series 2004-T3, Class 1IO4, IO, VAR, 0.631%, 02/25/44	197
	Federal National Mortgage Association REMICS,
12	Series 1988-13, Class C, 9.300%, 05/25/18	14
119	Series 1989-72, Class E, 9.350%, 10/25/19	138
5	Series 1989-98, Class H, 11.500%, 12/25/19	6
7	Series 1990-1, Class D, 8.800%, 01/25/20	8
9	Series 1990-110, Class H, 8.750%, 09/25/20	10
7	Series 1990-117, Class E, 8.950%, 10/25/20	8
71	Series 1991-141, Class PZ, 8.000%, 10/25/21	82
37	Series 1992-31, Class M, 7.750%, 03/25/22	42

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	87

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
39	Series 1992-79, Class Z, 9.000%, 06/25/22	45
20	Series 1992-101, Class J, 7.500%, 06/25/22	21
355	Series 1992-188, Class PZ, 7.500%, 10/25/22	411
413	Series 1992-200, Class SK, HB, IF, 22.437%, 11/25/22	678
32	Series 1993-23, Class PZ, 7.500%, 03/25/23	37
247	Series 1993-56, Class PZ, 7.000%, 05/25/23	285
134	Series 1993-60, Class Z, 7.000%, 05/25/23	154
276	Series 1993-79, Class PL, 7.000%, 06/25/23	320
444	Series 1993-141, Class Z, 7.000%, 08/25/23	506
218	Series 1993-149, Class M, 7.000%, 08/25/23	252
770	Series 1993-160, Class ZA, 6.500%, 09/25/23	870
78	Series 1993-165, Class SA, IF, 19.240%, 09/25/23	122
8	Series 1993-205, Class H, PO, 09/25/23	8
72	Series 1993-247, Class SM, HB, IF, 25.442%, 12/25/23	122
80	Series 1993-255, Class E, 7.100%, 12/25/23	92
58	Series 1993-257, Class C, PO, 06/25/23	58
104	Series 1994-1, Class L, 6.500%, 01/25/14	108
1,667	Series 1994-23, Class PX, 6.000%, 08/25/23	1,752
111	Series 1994-65, Class PK, PO, 04/25/24	103
433	Series 1995-4, Class Z, 7.500%, 10/25/22	517
649	Series 1995-19, Class Z, 6.500%, 11/25/23	773
25	Series 1996-59, Class K, 6.500%, 07/25/23	25
122	Series 1997-11, Class E, 7.000%, 03/18/27	143
454	Series 1997-20, Class D, 7.000%, 03/17/27	529
56	Series 1997-27, Class J, 7.500%, 04/18/27	63
1,295	Series 1997-37, Class SM, IF, IO, 7.750%, 12/25/22	241
500	Series 1997-42, Class EG, 8.000%, 07/18/27	610
687	Series 1997-63, Class ZA, 6.500%, 09/18/27	775
615	Series 1998-66, Class FB, VAR, 0.594%, 12/25/28	617
1,232	Series 1999-47, Class JZ, 8.000%, 09/18/29	1,499
370	Series 2000-8, Class Z, 7.500%, 02/20/30	433
493	Series 2001-4, Class PC, 7.000%, 03/25/21	536
92	Series 2001-5, Class OW, 6.000%, 03/25/16	95
774	Series 2001-14, Class Z, 6.000%, 05/25/31	869
946	Series 2001-16, Class Z, 6.000%, 05/25/31	1,061
705	Series 2001-36, Class ST, IF, IO, 8.256%, 11/25/30	176
2,253	Series 2001-72, Class SB, IF, IO, 7.256%, 12/25/31	403
3,720	Series 2001-81, Class HE, 6.500%, 01/25/32	4,204
407	Series 2002-11, Class QG, 5.500%, 03/25/17	433

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
190	Series 2002-19, Class SC, IF, 13.745%, 03/17/32	260
376	Series 2002-55, Class QE, 5.500%, 09/25/17	404
427	Series 2002-63, Class KC, 5.000%, 10/25/17	455
182	Series 2002-73, Class AN, 5.000%, 11/25/17	194
1,389	Series 2003-14, Class EH, IF, IO, 7.356%, 03/25/18	163
1,100	Series 2003-17, Class EQ, 5.500%, 03/25/23	1,259
1,000	Series 2003-18, Class GT, 5.000%, 03/25/18	1,084
1,448	Series 2003-30, Class IP, IO, 5.750%, 08/25/32	73
2,000	Series 2003-47, Class PE, 5.750%, 06/25/33	2,312
1,050	Series 2003-58, Class TB, 5.000%, 03/25/32	1,132
1,000	Series 2003-64, Class KS, IF, 9.299%, 07/25/18	1,103
225	Series 2003-64, Class SX, IF, 13.081%, 07/25/33	281
573	Series 2003-73, Class GA, 3.500%, 05/25/31	581
1,556	Series 2003-83, Class PG, 5.000%, 06/25/23	1,662
53	Series 2003-91, Class SD, IF, 12.093%, 09/25/33	60
1,000	Series 2003-92, Class VH, 5.000%, 02/25/19	1,109
2,000	Series 2003-106, Class WE, 4.500%, 11/25/22	2,101
1,707	Series 2003-109, Class TS, IF, IO, 6.856%, 08/25/22	81
226	Series 2003-128, Class KE, 4.500%, 01/25/14	232
9,247	Series 2003-128, Class NG, 4.000%, 01/25/19	9,881
1,000	Series 2004-8, Class GD, 4.500%, 10/25/32	1,060
1,000	Series 2004-21, Class AE, 4.000%, 04/25/19	1,071
66	Series 2004-22, Class A, 4.000%, 04/25/19	67
770	Series 2004-53, Class NC, 5.500%, 07/25/24	823
563	Series 2004-72, Class F, VAR, 0.744%, 09/25/34	565
127	Series 2004-87, Class JI, IO, 5.000%, 11/25/30	2
1,000	Series 2004-101, Class PD, 5.000%, 06/25/30	1,009
140	Series 2005-42, Class PS, IF, 16.390%, 05/25/35	190
826	Series 2005-51, Class MO, PO, 06/25/35	803
3,359	Series 2005-53, Class CS, IF, IO, 6.456%, 06/25/35	841
2,275	Series 2005-59, Class PC, 5.500%, 03/25/31	2,344
470	Series 2005-65, Class KO, PO, 08/25/35	443
6,800	Series 2005-68, Class BC, 5.250%, 06/25/35	7,518

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
5,030	Series 2005-72, Class WS, IF, IO, 6.506%, 08/25/35	662
1,096	Series 2005-84, Class XM, 5.750%, 10/25/35	1,241
360	Series 2005-90, Class ES, IF, 16.265%, 10/25/35	510
1,094	Series 2005-97, Class B, 5.500%, 11/25/35	1,273
384	Series 2005-106, Class US, HB, IF, 23.672%, 11/25/35	622
439	Series 2005-116, Class PB, 6.000%, 04/25/34	472
2,249	Series 2006-20, Class IB, IF, IO, 6.346%, 04/25/36	328
620	Series 2006-22, Class AO, PO, 04/25/36	583
623	Series 2006-27, Class OH, PO, 04/25/36	585
592	Series 2006-46, Class LI, IO, 6.000%, 02/25/34	15
985	Series 2006-59, Class QO, PO, 01/25/33	957
847	Series 2006-61, Class AP, 6.000%, 08/25/35	922
2,285	Series 2006-77, Class PC, 6.500%, 08/25/36	2,598
1,441	Series 2006-110, Class PO, PO, 11/25/36	1,367
377	Series 2006-114, Class DS, VAR, 12/25/36	374
1,860	Series 2006-114, Class HD, 5.500%, 10/25/35	2,060
11	Series 2006-115, Class OM, PO, 12/25/36	11
581	Series 2006-128, Class PO, PO, 01/25/37	546
908	Series 2007-10, Class Z, 6.000%, 02/25/37	1,057
1,950	Series 2007-22, Class SC, IF, IO, 5.836%, 03/25/37	288
1,082	Series 2007-47, Class PC, 5.000%, 07/25/33	1,097
694	Series 2007-68, Class IA, IO, 6.500%, 06/25/37	110
1,600	Series 2007-79, Class PC, 5.000%, 01/25/32	1,637
842	Series 2007-100, Class ND, 5.750%, 10/25/35	900
444	Series 2007-100, Class SM, IF, IO, 6.206%, 10/25/37	65
1,165	Series 2008-24, Class VB, 5.000%, 09/25/25	1,281
5,358	Series 2008-62, Class SM, IF, IO, 5.956%, 07/25/38	850
852	Series 2008-68, Class VK, 5.500%, 03/25/27	947
1,075	Series 2008-68, Class VN, 5.500%, 03/25/27	1,170
14,983	Series 2008-91, Class SI, IF, IO, 5.756%, 03/25/38	1,886
1,704	Series 2008-93, Class AM, 5.500%, 06/25/37	1,883
1,051	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	87
1,047	Series 2009-17, Class AI, IO, 5.000%, 03/25/24	101

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
2,584	Series 2009-23, Class MI, IO, 4.500%, 04/25/24	215
1,392	Series 2009-29, Class LA, VAR, 4.196%, 05/25/39	1,439
3,001	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	423
1,475	Series 2009-108, Class VN, 5.000%, 09/25/39	1,613
6,743	Series 2009-112, Class ST, IF, IO, 6.006%, 01/25/40	844
4,433	Series 2009-112, Class SW, IF, IO, 6.006%, 01/25/40	555
1,381	Series 2010-10, Class NT, 5.000%, 02/25/40	1,606
1,710	Series 2010-19, Class VA, 5.000%, 02/25/21	1,866
9,259	Series 2010-35, Class SB, IF, IO, 6.176%, 04/25/40	1,298
2,062	Series 2010-43, Class CI, IO, 4.500%, 02/25/25	146
1,385	Series 2010-49, Class SC, IF, 12.172%, 03/25/40	1,690
902	Series 2010-64, Class DM, 5.000%, 06/25/40	983
1,819	Series 2010-71, Class HJ, 5.500%, 07/25/40	2,017
1,428	Series 2010-111, Class AE, 5.500%, 04/25/38	1,515
1,414	Series 2011-19, Class ZY, 6.500%, 07/25/36	1,666
1,768	Series 2011-22, Class MA, 6.500%, 04/25/38	2,039
30	Series G-29, Class O, 8.500%, 09/25/21	34
18	Series G92-30, Class Z, 7.000%, 06/25/22	20
38	Series G92-62, Class B, PO, 10/25/22	35
	Federal National Mortgage Association STRIPS,
3,739	Series 203, Class 2, IO, 8.000%, 02/01/23	792
635	Series 266, Class 2, IO, 7.500%, 08/01/24	131
1,071	Series 348, Class 30, IO, 5.500%, 12/01/18	106
1,027	Series 348, Class 31, IO, VAR, 5.500%, 12/01/18	108
871	Series 356, Class 42, IO, 5.500%, 12/01/19	94
2,021	Series 380, Class S36, IF, IO, 7.656%, 07/25/37	282
1,165	Series 383, Class 68, IO, 6.500%, 09/01/37	226
1,808	Series 383, Class 69, IO, VAR, 6.500%, 10/01/37	326
520	Series 383, Class 86, IO, VAR, 7.000%, 09/01/37	103
	Federal National Mortgage Association Whole Loan,
898	Series 2001-W3, Class A, VAR, 7.000%, 09/25/41	1,033
12,498	Series 2002-W10, Class IO, IO, VAR, 0.983%, 08/25/42	360

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	89

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
18,146	Series 2002-W7, Class IO1, IO, VAR, 0.943%, 06/25/29	591
38	Series 2003-W3, Class 2A5, 5.356%, 06/25/42	42
394	Series 2003-W4, Class 2A, VAR, 6.500%, 10/25/42	442
502	Series 2003-W6, Class 1A41, 5.398%, 10/25/42	552
36,136	Series 2004-W11, Class 1IO1, IO, VAR, 0.356%, 05/25/44	392
1,150	Series 2004-W2, Class 1A, 6.000%, 02/25/44	1,282
187	Series 2004-W2, Class 1A3F, VAR, 0.594%, 02/25/44	185
308	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	353
1,124	Series 2004-W6, Class 3A4, 6.500%, 07/25/34	1,260
724	Series 2004-W8, Class 3A, 7.500%, 06/25/44	851
1,202	Series 2004-W9, Class 1A3, 6.050%, 02/25/44	1,328
1,289	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	1,437
	Government National Mortgage Association,
161	Series 1997-7, Class ZA, 9.000%, 05/16/27	189
192	Series 1997-8, Class PN, 7.500%, 05/16/27	219
2,451	Series 1999-15, Class S, IF, IO, 7.953%, 05/16/29	533
40	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	44
467	Series 1999-44, Class ZG, 8.000%, 12/20/29	545
292	Series 2000-9, Class Z, 8.000%, 06/20/30	341
210	Series 2000-26, Class Z, 7.750%, 09/20/30	244
2,616	Series 2002-4, Class TD, 7.000%, 01/20/32	3,042
1,740	Series 2002-13, Class QA, IF, IO, 7.802%, 02/16/32	367
996	Series 2002-45, Class QE, 6.500%, 06/20/32	1,140
56	Series 2002-47, Class HM, 6.000%, 07/16/32	63
6,061	Series 2002-68, Class SC, IF, IO, 5.452%, 10/16/32	1,158
1,880	Series 2002-84, Class PH, 6.000%, 11/16/32	2,204
364	Series 2003-4, Class TI, IO, 5.500%, 05/16/31	5
1,174	Series 2003-18, Class PG, 5.500%, 03/20/33	1,385
285	Series 2003-52, Class SB, IF, 11.117%, 06/16/33	350
864	Series 2003-79, Class PV, 5.500%, 10/20/23	979
4,963	Series 2003-101, Class SK, IF, IO, 6.314%, 10/17/33	1,020

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
240	Series 2004-2, Class SA, IF, 19.551%, 01/16/34	434
6,999	Series 2004-59, Class SG, IF, IO, 6.254%, 07/20/34	1,122
53	Series 2004-73, Class AE, IF, 14.348%, 08/17/34	68
3,337	Series 2004-86, Class SP, IF, IO, 5.855%, 09/20/34	453
2,304	Series 2004-90, Class SI, IF, IO, 5.855%, 10/20/34	351
4,300	Series 2004-105, Class SN, IF, IO, 5.855%, 12/20/34	684
5,060	Series 2005-3, Class SD, IF, IO, 5.855%, 01/20/31	218
4,429	Series 2005-48, Class CS, IF, IO, 6.055%, 04/20/33	324
425	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	73
7,360	Series 2006-23, Class S, IF, IO, 6.254%, 01/20/36	920
5,491	Series 2006-26, Class S, IF, IO, 6.254%, 06/20/36	789
926	Series 2006-33, Class PK, 6.000%, 07/20/36	1,059
723	Series 2006-59, Class PC, 5.500%, 04/20/35	782
6,909	Series 2007-7, Class EI, IF, IO, 5.955%, 02/20/37	980
3,061	Series 2007-9, Class CI, IF, IO, 5.955%, 03/20/37	436
5,425	Series 2007-16, Class KU, IF, IO, 6.405%, 04/20/37	802
395	Series 2007-17, Class JO, PO, 04/16/37	361
1,000	Series 2007-22, Class PK, 5.500%, 04/20/37	1,176
6,461	Series 2007-24, Class SA, IF, IO, 6.265%, 05/20/37	985
2,015	Series 2007-26, Class SC, IF, IO, 5.955%, 05/20/37	292
1,830	Series 2007-35, Class TE, 6.000%, 06/20/37	2,195
1,444	Series 2007-67, Class SI, IF, IO, 6.265%, 11/20/37	220
420	Series 2008-29, Class PO, PO, 02/17/33	402
226	Series 2008-34, Class OC, PO, 06/20/37	118
1,838	Series 2008-40, Class PS, IF, IO, 6.253%, 05/16/38	303
3,415	Series 2008-40, Class SA, IF, IO, 6.153%, 05/16/38	729
440	Series 2008-43, Class NA, 5.500%, 11/20/37	472
1,657	Series 2008-49, Class PH, 5.250%, 06/20/38	1,928

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
9,549	Series 2008-50, Class SA, IF, IO, 5.984%, 06/20/38	1,479
1,980	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	605
6,025	Series 2009-16, Class SJ, IF, IO, 6.554%, 05/20/37	1,030
3,238	Series 2009-72, Class SM, IF, IO, 6.002%, 08/16/39	455
293	Series 2009-75, Class IY, IO, 5.500%, 06/20/39	107
4,898	Series 2009-77, Class CS, IF, IO, 6.752%, 06/16/38	739
1,026	Series 2009-79, Class OK, PO, 11/16/37	949
908	Series 2009-81, Class A, 5.750%, 09/20/36	1,016
2,088	Series 2009-83, Class TS, IF, IO, 5.855%, 08/20/39	304
3,479	Series 2009-106, Class XL, IF, IO, 6.505%, 06/20/37	567
5,097	Series 2010-4, Class SB, IF, IO, 6.253%, 08/16/39	675
670	Series 2010-14, Class DO, PO, 03/20/36	650
855	Series 2010-14, Class QP, 6.000%, 12/20/39	926
1,359	Series 2010-31, Class SK, IF, IO, 5.855%, 11/20/34	211
1,500	Series 2010-107, Class AY, 5.000%, 10/20/36	1,655
1,551	Series 2010-157, Class OP, PO, 12/20/40	1,366
	NCUA Guaranteed Notes,
3,799	Series 2010-C1, Class APT, 2.650%, 10/29/20	3,965
398	Series 2010-R3, Class 3A, 2.400%, 12/08/20	409
	Vendee Mortgage Trust,
1,104	Series 1996-2, Class 1Z, 6.750%, 06/15/26	1,296
2,874	Series 1998-1, Class 2E, 7.000%, 03/15/28	3,368
401	Series 1999-1, Class 2Z, 6.500%, 01/15/29	472

		305,445

	Non-Agency CMO — 7.0%
	ABN Amro Mortgage Corp.,
506	Series 2003-7, Class A3, 4.500%, 07/25/18	509
927	Series 2003-9, Class A1, 4.500%, 08/25/18	943
278	Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21, VAR, 0.474%, 09/25/35	208
	American General Mortgage Loan Trust,
1,406	Series 2006-1, Class A5, VAR, 5.670%, 12/25/35 (e)	1,485
2,540	Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	2,574
3,000	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	3,095

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
760	Series 2010-1A, Class A3, VAR, 5.650%, 03/25/58 (e)	790
300	Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	303
198	ASG Resecuritization Trust, Series 2009-2, Class A55, VAR, 5.196%, 05/24/36 (e)	196
	Banc of America Alternative Loan Trust,
621	Series 2003-11, Class 2A1, 6.000%, 01/25/34	624
593	Series 2004-6, Class 4A1, 5.000%, 07/25/19	602
	Banc of America Funding Corp.,
1,500	Series 2005-5, Class 3A5, 5.500%, 08/25/35	1,283
396	Series 2005-7, Class 30PO, PO, 11/25/35	302
1,785	Series 2005-E, Class 4A1, VAR, 2.661%, 03/20/35	1,652
	Banc of America Mortgage Securities, Inc.,
1,875	Series 2003-3, Class 1A7, 5.500%, 05/25/33	1,922
727	Series 2003-4, Class 1B1, 5.500%, 06/25/33	677
330	Series 2003-7, Class A2, 4.750%, 09/25/18	341
339	Series 2004-2, Class 2A4, 5.500%, 03/25/34	317
2,690	Series 2004-3, Class 2A1, 5.500%, 04/25/34	2,737
909	Series 2004-5, Class 3A3, 5.000%, 06/25/19	940
394	Series 2004-5, Class 4A1, 4.750%, 06/25/19	406
580	Series 2004-7, Class 2A2, 5.750%, 08/25/34	593
209	Series 2004-8, Class XPO, PO, 10/25/34	157
3	Series 2004-11, Class 15PO, PO, 01/25/20	2
854	Series 2004-F, Class 1A1, VAR, 2.748%, 07/25/34	748
185	Series 2005-1, Class 15PO, PO, 02/25/20	147
504	Series 2005-1, Class 1A17, 5.500%, 02/25/35	453
1,099	Series 2005-1, Class 2A1, 5.000%, 02/25/20	1,113
127	Series 2005-10, Class 15PO, PO, 11/25/20	105
194	Series 2005-11, Class 15PO, PO, 12/25/20	159
	BCAP LLC Trust,
387	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	394
1,149	Series 2010-RR10, Class 3A5, VAR, 4.500%, 11/26/35 (e)	1,151
1,319	Series 2010-RR7, Class 16A1, VAR, 0.882%, 02/26/47 (e)	1,223
1,205	Series 2010-RR8, Class 3A3, VAR, 5.078%, 05/26/35 (e)	1,198
1,827	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e) (f) (i)	1,736
287	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 2.625%, 10/25/33	281

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	91

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
7	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, VAR, 7.231%, 03/25/31	8
	Chase Mortgage Finance Corp.,
357	Series 2003-S10, Class A1, 4.750%, 11/25/18	368
504	Series 2003-S13, Class A2, 5.000%, 11/25/33	529
953	Series 2004-S1, Class M, VAR, 5.096%, 02/25/19	844
	Citicorp Mortgage Securities, Inc.,
499	Series 2004-1, Class 3A1, 4.750%, 01/25/34	507
886	Series 2004-4, Class A4, 5.500%, 06/25/34	926
561	Series 2006-1, Class 2A1, 5.000%, 02/25/21	570
	Citigroup Mortgage Loan Trust, Inc.,
64	Series 2003-UST1, Class PO3, PO, 12/25/18	54
221	Series 2004-HYB4, Class AA, VAR, 0.574%, 12/25/34	188
589	Series 2004-UST1, Class A3, VAR, 2.390%, 08/25/34	587
1,450	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	1,482
1,293	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	1,333
84	Community Program Loan Trust, Series 1987-A, Class A4, 4.500%, 10/01/18	85
	Countrywide Alternative Loan Trust,
355	Series 2003-J3, Class 2A1, 6.250%, 12/25/33	368
1,163	Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	1,175
331	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	339
1,394	Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	1,377
1,007	Series 2004-J13, Class 1A4, SUB, 5.030%, 02/25/35	1,011
390	Series 2005-5R, Class A1, 5.250%, 12/25/18	395
800	Series 2005-23CB, Class A2, 5.500%, 07/25/35	672
5,360	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	4,245
1,861	Series 2005-86CB, Class A11, 5.500%, 02/25/36	1,302
216	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	206
92	Series 2005-J7, Class 1A9, 5.500%, 07/25/35	17
480	Series 2006-26CB, Class A9, 6.500%, 09/25/36	301
	Countrywide Home Loan Mortgage Pass-Through Trust,
230	Series 2002-22, Class A20, 6.250%, 10/25/32	239

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
800	Series 2003-40, Class A3, 4.500%, 10/25/18	818
838	Series 2003-50, Class A1, 5.000%, 11/25/18	862
165	Series 2003-J7, Class 2A13, 5.000%, 08/25/33	158
1,059	Series 2004-3, Class A25, 5.750%, 04/25/34	1,009
2,150	Series 2004-4, Class A13, 5.250%, 05/25/34	2,204
1,197	Series 2004-5, Class 2A9, 5.250%, 05/25/34	1,228
1,666	Series 2004-8, Class 2A1, 4.500%, 06/25/19	1,703
1,075	Series 2004-J1, Class 2A1, 4.750%, 01/25/19	1,101
1,102	Series 2004-J7, Class 2A2, 4.500%, 08/25/19	1,139
272	Series 2005-13, Class A2, 5.500%, 06/25/35	273
1,280	Series 2005-22, Class 2A1, VAR, 2.713%, 11/25/35	892
	Credit Suisse Mortgage Capital Certificates,
676	Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	676
1,500	Series 2010-16, Class A3, VAR, 3.965%, 06/25/50 (e)	1,339
997	Series 2010-20R, Class 2A3, VAR, 3.500%, 06/27/37 (e)	822
1,558	Series 2011-7R, Class A1, VAR, 1.494%, 08/28/47 (e)	1,529
	CS First Boston Mortgage Securities Corp.,
325	Series 2003-29, Class 8A1, 6.000%, 11/25/18	334
2,998	Series 2004-4, Class 5A4, IF, IO, 7.306%, 08/25/34	418
1,000	Series 2005-1, Class 1A16, 5.500%, 02/25/35	830
490	Series 2005-7, Class 5A1, 4.750%, 08/25/20	507
448	Series 2005-10, Class 10A4, 6.000%, 11/25/35	261
881	Series 2005-10, Class 6A13, 5.500%, 11/25/35	742
163	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4APO, PO, 06/25/35	117
845	DLJ Mortgage Acceptance Corp., Series 1993-19, Class A7, 6.750%, 01/25/24	857
691	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, VAR, 2.547%, 09/25/34	625
	First Horizon Asset Securities, Inc.,
168	Series 2003-8, Class 1A43, PO, 10/25/33	104
1,175	Series 2004-AR6, Class 2A1, VAR, 2.628%, 12/25/34	1,101
127	Series 2004-AR7, Class 2A1, VAR, 2.617%, 02/25/35	122

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	GMAC Mortgage Corp. Loan Trust,
1,672	Series 2003-J10, Class A1, 4.750%, 01/25/19	1,721
538	Series 2004-J5, Class A7, 6.500%, 01/25/35	564
325	Series 2005-AR3, Class 3A4, VAR, 3.061%, 06/19/35	277
	GSR Mortgage Loan Trust,
589	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	584
1,476	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	1,543
821	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	874
720	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	755
3,280	Series 2005-2F, Class 1A5, 5.500%, 03/25/35	3,327
542	Series 2005-5F, Class 8A1, VAR, 0.744%, 06/25/35	478
1,000	Series 2007-2F, Class 2A7, 5.750%, 02/25/37	939
	Impac CMB Trust,
1,552	Series 2004-10, Class 3A1, VAR, 0.944%, 03/25/35	1,234
941	Series 2004-10, Class 3A2, VAR, 1.044%, 03/25/35	565
27	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A1, 5.500%, 08/25/33	28
	JP Morgan Mortgage Trust,
1,960	Series 2004-S1, Class 3A1, 5.500%, 09/25/34	2,030
1,272	Series 2004-S2, Class 4A5, 6.000%, 11/25/34	1,255
1,203	Series 2004-S2, Class 5A1, 5.500%, 12/25/19	1,218
1,631	Series 2006-A2, Class 4A1, VAR, 2.747%, 08/25/34	1,571
1,226	Series 2006-A2, Class 5A3, VAR, 2.647%, 11/25/33	1,196
372	Series 2007-A1, Class 5A2, VAR, 2.852%, 07/25/35	341
810	JP Morgan Reremic, Series 2010-4, Class 7A1, VAR, 4.274%, 08/26/35 (e)	788
	MASTR Adjustable Rate Mortgages Trust,
422	Series 2004-13, Class 2A1, VAR, 2.662%, 04/21/34	416
227	Series 2004-13, Class 3A6, VAR, 2.718%, 11/21/34	228
	MASTR Alternative Loans Trust,
597	Series 2003-7, Class 4A3, 8.000%, 11/25/18	636
306	Series 2003-8, Class 3A1, 5.500%, 12/25/33	311
789	Series 2003-9, Class 5A1, 4.500%, 12/25/18	809
1,230	Series 2004-6, Class 6A1, 6.500%, 07/25/34	1,288
179	Series 2004-7, Class 30PO, PO, 08/25/34	138
94	Series 2004-7, Class 3A1, 6.500%, 08/25/34	97
819	Series 2004-8, Class 6A1, 5.500%, 09/25/19	832

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
1,251	Series 2004-10, Class 1A1, 4.500%, 09/25/19	1,283
362	Series 2004-11, Class 8A3, 5.500%, 11/25/19	364
62	Series 2005-1, Class 5A1, 5.500%, 01/25/20	63
	MASTR Asset Securitization Trust,
65	Series 2003-6, Class 8A1, 5.500%, 07/25/33	67
430	Series 2003-10, Class 3A1, 5.500%, 11/25/33	449
167	Series 2003-11, Class 10A1, 5.000%, 12/25/18	172
293	Series 2003-11, Class 3A1, 4.500%, 12/25/18	300
104	Series 2004-6, Class 15PO, PO, 05/25/19	86
757	Series 2004-6, Class 3A1, 5.250%, 07/25/19	776
382	Series 2004-6, Class 4A1, 5.000%, 07/25/19	395
151	Series 2004-8, Class PO, PO, 08/25/19	128
249	Series 2004-10, Class 1A1, 4.500%, 10/25/19	259
1,498	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	1,583
253	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	197
	MLCC Mortgage Investors, Inc.,
1,011	Series 2004-C, Class A2, VAR, 1.401%, 07/25/29	938
790	Series 2004-D, Class A3, VAR, 2.405%, 08/25/29	775
	Morgan Stanley Mortgage Loan Trust,
1,405	Series 2004-3, Class 4A, VAR, 5.654%, 04/25/34	1,425
520	Series 2004-7AR, Class 2A6, VAR, 2.640%, 09/25/34	447
413	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.564%, 02/25/35	329
	Nomura Asset Acceptance Corp.,
330	Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	324
1,129	Series 2005-AR1, Class 1A1, VAR, 2.726%, 02/25/35	979
	Paine Webber CMO Trust,
7	Series H, Class 4, 8.750%, 04/01/18	7
7	Series L, Class 4, 8.950%, 07/01/18	8
2,185	PHH Mortgage Capital LLC, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	2,292
732	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	777

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	93

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Residential Accredit Loans, Inc.,
780	Series 2003-QS14, Class A1, 5.000%, 07/25/18	795
1,498	Series 2003-QS19, Class NB2, 5.750%, 10/25/33	1,416
178	Series 2004-QS8, Class A2, 5.000%, 06/25/34	179
4,000	Series 2005-QS5, Class A4, 5.750%, 04/25/35	2,970
391	Residential Asset Securitization Trust, Series 2006-A6, Class 2A13, 6.000%, 07/25/36	289
	Residential Funding Mortgage Securities I,
628	Series 2004-S4, Class 2A7, 4.500%, 04/25/19	635
508	Series 2005-SA4, Class 1A1, VAR, 2.884%, 09/25/35	361
4,302	Series 2006-S1, Class 1A8, 5.750%, 01/25/36	3,612
254	Residential Funding Securities LLC, Series 2003-RM2, Class AII, 5.000%, 05/25/18	261
91	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	93
1,601	Sequoia Mortgage Trust, Series 2004-8, Class A2, VAR, 1.122%, 09/20/34	1,418
1,500	Springleaf Mortgage Loan Trust, Series 2011-1A, Class A2, VAR, 5.450%, 01/25/58 (e)	1,500
	Structured Adjustable Rate Mortgage Loan Trust,
636	Series 2004-14, Class 1A, VAR, 2.579%, 10/25/34	500
572	Series 2005-5, Class A1, VAR, 0.474%, 05/25/35	516
266	Series 2005-5, Class A2, VAR, 0.474%, 05/25/35	241
	Structured Asset Securities Corp.,
28	Series 2003-21, Class 1A3, 5.500%, 07/25/33	28
4,361	Series 2003-26A, Class 3A5, VAR, 2.684%, 09/25/33	3,882
931	Series 2003-31A, Class B1, VAR, 2.512%, 10/25/33	377
672	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	680
562	Series 2003-37A, Class 2A, VAR, 5.028%, 12/25/33	564
511	Series 2004-7, Class 2A1, VAR, 5.439%, 05/25/24	530

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
1,108	Series 2005-5, Class 2A1, 5.500%, 04/25/35	1,107
	Vericrest Opportunity Loan Transferee,
743	Series 2011-NL1A, Class A1, VAR, 5.926%, 12/26/50 (e) (f) (i)	748
233	Series 2011-NL3A, Class A1, VAR, 5.194%, 09/25/51 (e)	234
279	Series 2011-NL3A, Class A2, VAR, 9.318%, 09/25/51 (e)	280
	WaMu Mortgage Pass-Through Certificates,
307	Series 2002-S4, Class A4, 6.500%, 10/19/29	321
294	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	302
832	Series 2003-AR8, Class A, VAR, 2.486%, 08/25/33	831
602	Series 2003-AR9, Class 1A6, VAR, 2.461%, 09/25/33	597
129	Series 2003-S4, Class 3A, 5.500%, 06/25/33	135
261	Series 2004-AR3, Class A1, VAR, 2.549%, 06/25/34	257
2,410	Series 2004-AR3, Class A2, VAR, 2.549%, 06/25/34	2,373
603	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	630
578	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	600
1,874	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	1,921
182	Series 2005-AR2, Class 2A21, VAR, 0.574%, 01/25/45	143
1,732	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.500%, 06/25/35	1,475
1,728	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.000%, 03/25/34	1,843
1,298	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	1,298
	Wells Fargo Mortgage-Backed Securities Trust,
351	Series 2003-8, Class A9, 4.500%, 08/25/18	365
107	Series 2003-10, Class A1, 4.500%, 09/25/18	110
30	Series 2003-11, Class 1A4, 4.750%, 10/25/18	30
457	Series 2003-12, Class A2, 4.500%, 11/25/18	470
897	Series 2003-15, Class 1A1, 4.750%, 12/25/18	927
388	Series 2003-17, Class 2A9, PO, 01/25/34	307
290	Series 2003-18, Class A1, 5.500%, 12/25/33	303
547	Series 2003-F, Class A1, VAR, 4.868%, 06/25/33	549
149	Series 2003-J, Class 2A5, VAR, 4.421%, 10/25/33	150

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
650	Series 2003-M, Class A1, VAR, 4.692%, 12/25/33	659
419	Series 2004-B, Class A1, VAR, 4.914%, 02/25/34	428
320	Series 2004-DD, Class 2A8, VAR, 2.619%, 01/25/35	224
399	Series 2004-EE, Class 3A1, VAR, 2.749%, 12/25/34	398
550	Series 2004-EE, Class 3A2, VAR, 2.749%, 12/25/34	552
1,221	Series 2004-K, Class 1A2, VAR, 2.733%, 07/25/34	1,205
119	Series 2004-Q, Class 1A3, VAR, 2.636%, 09/25/34	117
401	Series 2004-Q, Class 2A2, VAR, 2.649%, 09/25/34	361
481	Series 2004-U, Class A1, VAR, 2.716%, 10/25/34	474
414	Series 2005-1, Class 1A1, 4.750%, 01/25/20	424
968	Series 2005-1, Class B1, VAR, 4.923%, 01/25/20	920
2,175	Series 2005-9, Class 2A10, 5.250%, 10/25/35	1,865
563	Series 2005-13, Class A1, 5.000%, 11/25/20	591
91	Series 2005-AR13, Class A1, VAR, 5.242%, 05/25/35	90
476	Series 2006-5, Class 1A2, 5.250%, 04/25/36	475

		160,667

	Total Collateralized Mortgage Obligations (Cost $440,184)	466,112

Commercial Mortgage-Backed Securities — 3.9%
	Banc of America Large Loan, Inc.,
500	Series 2009-UB1, Class A4A, VAR, 5.604%, 06/24/50 (e)	558
3,184	Series 2010-HLTN, Class HLTN, VAR, 1.999%, 11/15/15 (e)	2,972
	Banc of America Commercial Mortgage, Inc.,
1,730	Series 2005-1, Class AJ, VAR, 5.194%, 11/10/42	1,760
1,050	Series 2005-3, Class A4, 4.668%, 07/10/43	1,154
2,435	Series 2005-3, Class AM, 4.727%, 07/10/43	2,575
1,050	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	1,171
1,573	Series 2005-6, Class ASB, VAR, 5.193%, 09/10/47	1,654
485	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	544

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

3,010	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	3,389
1,005	Series 2006-4, Class A4, 5.634%, 07/10/46	1,140
2,056	Series 2006-5, Class A4, 5.414%, 09/10/47	2,299
	Bear Stearns Commercial Mortgage Securities,
1,655	Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	1,783
354	Series 2004-T14, Class A3, 4.800%, 01/12/41	358
640	Series 2005-PWR7, Class A3, VAR, 5.116%, 02/11/41	701
2,570	Series 2006-PW11, Class A4, VAR, 5.459%, 03/11/39	2,907
75	Series 2006-PW12, Class A4, VAR, 5.719%, 09/11/38	86
250	Series 2006-T24, Class A4, 5.537%, 10/12/41	284
1,973	Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	2,091
	Citigroup/Deutsche Bank Commercial Mortgage Trust,
1,500	Series 2005-CD1, Class AM, VAR, 5.226%, 07/15/44	1,629
99,643	Series 2007-CD4, Class XC, IO, VAR, 0.188%, 12/11/49 (e)	869
	Credit Suisse Mortgage Capital Certificates,
1,500	Series 2006-C2, Class A3, VAR, 5.663%, 03/15/39	1,653
142,694	Series 2007-C2, Class AX, IO, VAR, 0.101%, 01/15/49 (e)	747
2,321	CS First Boston Mortgage Securities Corp., Series 2005-C3, Class AM, 4.730%, 07/15/37	2,474
2,180	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	2,410
2,505	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	2,584
	GMAC Commercial Mortgage Securities, Inc.,
45	Series 2003-C1, Class A1, 3.337%, 05/10/36	45
645	Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	709
2,330	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VAR, 4.859%, 08/10/42	2,424
	GS Mortgage Securities Corp. II,
2,150	Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	2,322
465	Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	518

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	95

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Commercial Mortgage-Backed Securities — Continued
793	Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	800
	JP Morgan Chase Commercial Mortgage Securities Corp.,
2,500	Series 2005-CB11, Class AJ, VAR, 5.457%, 08/12/37	2,577
201,457	Series 2005-CB11, Class X1, IO, VAR, 0.071%, 08/12/37 (e)	858
2,000	Series 2005-CB13, Class A4, VAR, 5.278%, 01/12/43	2,194
200	Series 2005-LDP2, Class AM, 4.780%, 07/15/42	213
295,031	Series 2005-LDP5, Class X1, IO, VAR, 0.084%, 12/15/44 (e)	900
1,000	Series 2006-CB14, Class A4, VAR, 5.481%, 12/12/44	1,111
91,708	Series 2006-CB15, Class X1, IO, VAR, 0.076%, 06/12/43	628
2,060	Series 2006-CB16, Class A4, 5.552%, 05/12/45	2,310
285	Series 2006-CB17, Class A4, 5.429%, 12/12/43	314
620	Series 2006-LDP6, Class A4, VAR, 5.475%, 04/15/43	694
160	Series 2006-LDP7, Class A4, VAR, 5.871%, 04/15/45	183
26,146	Series 2006-LDP8, Class X, IO, VAR, 0.554%, 05/15/45	542
	LB-UBS Commercial Mortgage Trust,
1,212	Series 2004-C2, Class A4, 4.367%, 03/15/36	1,274
405	Series 2006-C1, Class A4, 5.156%, 02/15/31	452
1,060	Series 2006-C4, Class A4, VAR, 5.874%, 06/15/38	1,216
560	Series 2006-C6, Class A4, 5.372%, 09/15/39	634
	Merrill Lynch Mortgage Trust,
602	Series 2005-CKI1, Class A6, VAR, 5.220%, 11/12/37	675
1,425	Series 2005-CKI1, Class AM, VAR, 5.220%, 11/12/37	1,518
1,750	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	1,958
1,750	Series 2005-LC1, Class AJ, VAR, 5.327%, 01/12/44	1,731
2,000	Series 2005-LC1, Class AM, VAR, 5.268%, 01/12/44	2,154
1,755	Series 2006-C1, Class A4, VAR, 5.661%, 05/12/39	1,997
	Merrill Lynch/Countrywide Commercial Mortgage Trust,
1,725	Series 2006-1, Class A4, VAR, 5.429%, 02/12/39	1,930

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

250	Series 2006-4, Class A3, VAR, 5.172%, 12/12/49	276
	Morgan Stanley Capital I,
645	Series 2006-T21, Class A4, VAR, 5.162%, 10/12/52	718
1,575	Series 2006-T23, Class AM, VAR, 5.812%, 08/12/41	1,728
96,990	Series 2007-HQ11, Class X, IO, VAR, 0.230%, 02/12/44 (e)	724
699	Series 2011-C3, Class A3, 4.054%, 07/15/49	752
785	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.920%, 03/12/35	807
3,000	Morgan Stanley Reremic Trust, Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	3,190
1,290	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.707%, 08/15/39	1,395
	Wachovia Bank Commercial Mortgage Trust,
932	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	1,005
193	Series 2005-C16, Class AJ, VAR, 4.896%, 10/15/41	209
170	Series 2005-C17, Class A4, VAR, 5.083%, 03/15/42	186
250	Series 2006-C25, Class A4, VAR, 5.736%, 05/15/43	283
2,500	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	2,722

	Total Commercial Mortgage-Backed Securities (Cost $82,578)	88,668

Convertible Bonds — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Diversified Consumer Services — 0.0% (g)
165	Stewart Enterprises, Inc., 3.125%, 07/15/14	162

	Materials — 0.0% (g)
	Construction Materials — 0.0% (g)
665	U.S. Concrete, Inc., 9.500%, 08/31/15 (e)	647

	Total Convertible Bonds (Cost $786)	809

Corporate Bonds — 37.3%
	Consumer Discretionary — 5.0%
	Auto Components — 0.1%
47	Dana Holding Corp., 6.750%, 02/15/21	51
890	Johnson Controls, Inc., 5.700%, 03/01/41	1,010
800	Lear Corp., 8.125%, 03/15/20	902

		1,963

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Automobiles — 0.1%
320	Daimler Finance North America LLC, 8.500%, 01/18/31	475
	Ford Motor Co.,
220	7.450%, 07/16/31	283
400	9.215%, 09/15/21	484
	Motors Liquidation Co.,
120	5.250%, 03/06/32 (f) (i)	30
385	6.250%, 07/15/33 (f) (i)	96
21	7.250%, 04/15/41 (f) (i)	5
1	7.250%, 07/15/41 (f) (i)	—	(h)
42	7.250%, 02/15/52 (f) (i)	11
55	7.375%, 05/15/48 (f) (i)	14
1	7.375%, 10/01/51 (f) (i)	—	(h)
2,500	7.700%, 04/15/16 (d) (f) (i)	25
226	Navistar International Corp., 8.250%, 11/01/21	247

		1,670

	Broadcasting & Cable TV — 0.9%
2,004	Adelphia Communications Corp., 9.375%, 11/15/09 (d)	12
	Cablevision Systems Corp.,
500	7.750%, 04/15/18	545
80	8.000%, 04/15/20	90
	CCO Holdings LLC/CCO Holdings Capital Corp.,
1,210	6.500%, 04/30/21	1,286
653	6.625%, 01/31/22	697
1,500	7.000%, 01/15/19	1,620
480	7.250%, 10/30/17	521
725	7.375%, 06/01/20	797
330	8.125%, 04/30/20	370
1,080	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	1,158
	CSC Holdings LLC,
900	7.625%, 07/15/18	1,017
139	7.875%, 02/15/18	157
625	8.625%, 02/15/19	738
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
530	5.000%, 03/01/21	589
580	6.000%, 08/15/40	665
	DISH DBS Corp.,
1,310	6.750%, 06/01/21	1,454
80	7.125%, 02/01/16	88
1,175	7.875%, 09/01/19	1,381

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Broadcasting & Cable TV — Continued
	Mediacom LLC/Mediacom Capital Corp.,
160	7.250%, 02/15/22 (e)	162
872	9.125%, 08/15/19	953
1,750	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany), 8.125%, 12/01/17 (e)	1,899
340	UPCB Finance III Ltd., (Cayman Islands), 6.625%, 07/01/20 (e)	350
400	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	421
160	UPCB Finance VI Ltd., (Cayman Islands), 6.875%, 01/15/22 (e)	165
300	Videotron Ltee, (Canada), 5.000%, 07/15/22 (e)	300
	Virgin Media Finance plc, (United Kingdom),
605	5.250%, 02/15/22	617
500	8.375%, 10/15/19	567
1,000	Virgin Media Secured Finance plc, (United Kingdom), 5.250%, 01/15/21	1,095

		19,714

	Diversified Consumer Services — 0.2%
750	Knowledge Learning Corp., 7.750%, 02/01/15 (e)	630
334	Mac-Gray Corp., 7.625%, 08/15/15	343
	Service Corp. International,
495	7.000%, 06/15/17	554
700	7.000%, 05/15/19	774
2,073	7.625%, 10/01/18	2,412
615	Stewart Enterprises, Inc., 6.500%, 04/15/19	646

		5,359

	Gaming — 0.7%
2,502	Chukchansi Economic Development Authority, 8.000%, 11/15/13 (e)	1,726
	CityCenter Holdings LLC/CityCenter Finance Corp.,
350	7.625%, 01/15/16	369
2,791	PIK, 11.500%, 01/15/17	3,018
961	MCE Finance Ltd., (Cayman Islands), 10.250%, 05/15/18	1,074
	MGM Resorts International,
1,000	6.875%, 04/01/16	1,000
1,650	9.000%, 03/15/20	1,844
825	11.375%, 03/01/18	973
875	Peninsula Gaming LLC/Peninsula Gaming Corp., 8.375%, 08/15/15	930

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	97

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Gaming — Continued
870	Pinnacle Entertainment, Inc., 8.625%, 08/01/17	946
500	Seminole Hard Rock Entertainment, Inc., VAR, 3.046%, 03/15/14 (e)	477
700	Seminole Indian Tribe of Florida, 7.750%, 10/01/17 (e)	760
775	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	794
2,000	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	1,370
1,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 05/01/20	1,120
400	Yonkers Racing Corp., 11.375%, 07/15/16 (e)	434

		16,835

	Hotels, Restaurants & Leisure — 0.5%
713	Cinemark USA, Inc., 8.625%, 06/15/19	793
	Host Hotels & Resorts LP,
2,625	6.000%, 11/01/20	2,852
250	6.000%, 10/01/21 (e)	272
750	6.875%, 11/01/14	765
25	Landry’s Holdings, Inc., 11.500%, 06/01/14 (e)	25
3,675	MGM Resorts International, 10.000%, 11/01/16	4,052
500	Real Mex Restaurants, Inc., 14.000%, 01/01/13 (d) (f) (i)	225
308	Royal Caribbean Cruises Ltd., (Liberia), 11.875%, 07/15/15	375
1,900	Speedway Motorsports, Inc., 6.750%, 02/01/19	1,981
910	Vail Resorts, Inc., 6.500%, 05/01/19	946

		12,286

	Household Durables — 0.4%
175	American Standard Americas, 10.750%, 01/15/16 (e)	122
	D.R. Horton, Inc.,
1,770	5.625%, 01/15/16	1,859
1,080	6.500%, 04/15/16	1,166
249	K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	232
	KB Home,
1,000	5.750%, 02/01/14	1,009
615	5.875%, 01/15/15	612
875	Lennar Corp., 6.950%, 06/01/18	927
375	MDC Holdings, Inc., 5.625%, 02/01/20	370
420	Newell Rubbermaid, Inc., 4.700%, 08/15/20	456
400	PulteGroup, Inc., 7.625%, 10/15/17	424

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Household Durables — Continued
	Standard Pacific Corp.,
1,050	8.375%, 05/15/18	1,123
165	10.750%, 09/15/16	190

		8,490

	Leisure Equipment & Products — 0.0% (g)
125	FGI Holding Co., Inc., PIK, 13.000%, 10/01/15	127

	Media — 1.4%
500	Belo Corp., 8.000%, 11/15/16	557
	CBS Corp.,
200	7.875%, 07/30/30	266
160	8.875%, 05/15/19	214
1,500	Clear Channel Communications, Inc., 9.000%, 03/01/21	1,380
	Clear Channel Worldwide Holdings, Inc.,
360	9.250%, 12/15/17	394
650	9.250%, 12/15/17	715
240	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	355
	Comcast Corp.,
850	5.900%, 03/15/16	988
240	6.300%, 11/15/17	293
	Gannett Co., Inc.,
270	6.375%, 09/01/15	286
750	7.125%, 09/01/18	782
500	8.750%, 11/15/14	562
245	9.375%, 11/15/17	277
1,000	Historic TW, Inc., 9.150%, 02/01/23	1,389
	Hughes Satellite Systems Corp.,
500	6.500%, 06/15/19	530
150	7.625%, 06/15/21	163
	Intelsat Jackson Holdings S.A., (Luxembourg),
300	7.250%, 04/01/19	315
700	7.250%, 10/15/20	737
500	7.500%, 04/01/21	529
475	8.500%, 11/01/19	521
	Lamar Media Corp.,
150	5.875%, 02/01/22 (e)	156
750	6.625%, 08/15/15	767
700	NAI Entertainment Holdings LLC, 8.250%, 12/15/17 (e)	770
810	NBCUniversal Media LLC, 5.950%, 04/01/41	984
	News America, Inc.,
600	6.750%, 01/09/38	680
800	7.750%, 01/20/24	980

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Media — Continued
200	7.850%, 03/01/39	253
147	8.875%, 04/26/23	190
900	Nielsen Finance LLC/Nielsen Finance Co., 7.750%, 10/15/18	1,001
2,045	Radio One, Inc., PIK, 15.000%, 05/24/16	1,472
525	Regal Cinemas Corp., 8.625%, 07/15/19	573
865	Sinclair Television Group, Inc., 9.250%, 11/01/17 (e)	967
	Thomson Reuters Corp., (Canada),
1,960	3.950%, 09/30/21	2,074
280	4.700%, 10/15/19	309
410	5.950%, 07/15/13	434
200	6.500%, 07/15/18	247
335	Time Warner Cable, Inc., 7.300%, 07/01/38	430
	Time Warner Entertainment Co. LP,
415	8.375%, 03/15/23	568
1,445	8.375%, 07/15/33	1,895
750	10.150%, 05/01/12	760
182	Time Warner, Inc., 5.375%, 10/15/41	202
	Univision Communications, Inc.,
735	6.875%, 05/15/19 (e)	750
1,000	7.875%, 11/01/20 (e)	1,065
925	Valassis Communications, Inc., 6.625%, 02/01/21	948
50	Viacom, Inc., 6.875%, 04/30/36	65
	Walt Disney Co. (The),
500	0.875%, 12/01/14	502
500	5.875%, 12/15/17	602
	WMG Acquisition Corp.,
903	9.500%, 06/15/16	998
60	11.500%, 10/01/18 (e)	64

		31,959

	Multiline Retail — 0.2%
2,050	HSN, Inc., 11.250%, 08/01/16	2,248
200	Kohl’s Corp., 4.000%, 11/01/21	209
	QVC, Inc.,
75	7.125%, 04/15/17 (e)	81
75	7.375%, 10/15/20 (e)	83
2,050	7.500%, 10/01/19 (e)	2,275
310	Target Corp., 7.000%, 01/15/38	441

		5,337

	Specialty Retail — 0.5%
3,170	ACE Hardware Corp., 9.125%, 06/01/16 (e)	3,356
220	AutoNation, Inc., 5.500%, 02/01/20	228

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Specialty Retail — Continued
	Limited Brands, Inc.,
400	5.625%, 02/15/22	412
1,600	8.500%, 06/15/19	1,912
	Lowe’s Cos., Inc.,
116	5.125%, 11/15/41	133
951	7.110%, 05/15/37	1,273
1,950	NBC Acquisition Corp., 11.000%, 03/15/13 (d)	20
	Nebraska Book Co., Inc.,
1,039	8.625%, 03/15/12 (d)	121
102	10.000%, 12/1/11	74
200	Staples, Inc., 9.750%, 01/15/14	229
1,000	Toys R Us - Delaware, Inc., 7.375%, 09/01/16 (e)	1,027
1,750	Toys R Us Property Co. II LLC, 8.500%, 12/01/17	1,851

		10,636

	Total Consumer Discretionary	114,376

	Consumer Staples — 1.8%
	Beverages — 0.5%
	Anheuser-Busch Cos. LLC,
325	5.500%, 01/15/18	384
550	5.750%, 04/01/36	670
280	7.550%, 10/01/30	376
	Anheuser-Busch InBev Worldwide, Inc.,
160	6.875%, 11/15/19	207
275	7.750%, 01/15/19	362
	Constellation Brands, Inc.,
1,340	7.250%, 09/01/16	1,514
1,000	7.250%, 05/15/17	1,129
	Diageo Finance B.V., (Netherlands),
575	5.300%, 10/28/15	659
325	5.500%, 04/01/13	342
1,000	Diageo Investment Corp., 7.450%, 04/15/35	1,371
	PepsiCo, Inc.,
572	3.000%, 08/25/21	590
800	3.750%, 03/01/14	851
70	7.900%, 11/01/18	95
1,290	Pernod-Ricard S.A., (France), 5.750%, 04/07/21 (e)	1,466
1,235	SABMiller plc, (United Kingdom), 5.500%, 08/15/13 (e)	1,309

		11,325

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	99

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Food & Staples Retailing — 0.8%
	CVS Caremark Corp.,
225	5.750%, 06/01/17	269
555	6.125%, 09/15/39	693
1,610	Ingles Markets, Inc., 8.875%, 05/15/17	1,767
	Kroger Co. (The),
215	6.400%, 08/15/17	261
712	7.500%, 04/01/31	926
300	7.700%, 06/01/29	389
	Rite Aid Corp.,
64	7.500%, 03/01/17	65
1,500	8.000%, 08/15/20	1,710
6,000	9.500%, 06/15/17	6,090
	SUPERVALU, Inc.,
135	7.500%, 11/15/14	138
2,000	8.000%, 05/01/16	2,077
	Wal-Mart Stores, Inc.,
1,500	3.625%, 07/08/20	1,641
160	5.250%, 09/01/35	189
1,000	6.200%, 04/15/38	1,319
260	7.550%, 02/15/30	382

		17,916

	Food Products — 0.4%
380	Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (e)	399
	Bunge Ltd. Finance Corp.,
370	5.875%, 05/15/13	387
655	8.500%, 06/15/19	810
148	Bunge N.A. Finance LP, 5.900%, 04/01/17	162
	Cargill, Inc.,
350	1.900%, 03/01/17 (e)	351
800	3.300%, 03/01/22 (e)	805
200	6.000%, 11/27/17 (e)	237
1,000	7.350%, 03/06/19 (e)	1,257
135	ConAgra Foods, Inc., 7.000%, 04/15/19	161
178	Eurofresh, Inc., 15.000%, 11/18/16 (f) (i)	92
	JBS USA LLC/JBS USA Finance, Inc.,
135	7.250%, 06/01/21 (e)	132
746	8.250%, 02/01/20 (e)	770
917	11.625%, 05/01/14	1,063
	Kraft Foods, Inc.,
810	6.125%, 02/01/18	971
335	6.500%, 08/11/17	407
575	6.875%, 02/01/38	763
650	Smithfield Foods, Inc., 7.750%, 07/01/17	743

		9,510

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Household Products — 0.1%
1,000	Kimberly-Clark Corp., 6.125%, 08/01/17	1,220
757	Procter & Gamble — ESOP, 9.360%, 01/01/21	1,018
567	Spectrum Brands Holdings, Inc., PIK, 12.000%, 08/28/19	623

		2,861

	Tobacco — 0.0% (g)
250	Alliance One International, Inc., 10.000%, 07/15/16	251

	Total Consumer Staples	41,863

	Energy — 3.6%
	Energy Equipment & Services — 0.4%
720	Baker Hughes, Inc., 5.125%, 09/15/40	857
860	Cie Generale de Geophysique — Veritas, (France), 6.500%, 06/01/21	881
70	Diamond Offshore Drilling, Inc., 5.875%, 05/01/19	82
	Halliburton Co.,
250	7.450%, 09/15/39	367
275	7.600%, 08/15/96 (e)	380
700	8.750%, 02/15/21	975
445	Key Energy Services, Inc., 6.750%, 03/01/21	466
98	Noble Holding International Ltd., (Cayman Islands), 3.950%, 03/15/22	101
850	Oil States International, Inc., 6.500%, 06/01/19	914
450	Petroleum Geo-Services ASA, (Norway), 7.375%, 12/15/18 (e)	472
550	PHI, Inc., 8.625%, 10/15/18	564
	Precision Drilling Corp., (Canada),
210	6.500%, 12/15/21 (e)	224
360	6.625%, 11/15/20	386
219	Schlumberger Investment S.A., (Luxembourg), 3.300%, 09/14/21 (e)	226
700	Seadrill Ltd., (Bermuda), 6.500%, 10/05/15	695
2,110	Transocean, Inc., (Cayman Islands), 6.500%, 11/15/20	2,461
280	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	299

		10,350

	Oil, Gas & Consumable Fuels — 3.2%
175	Alberta Energy Co. Ltd., (Canada), 7.375%, 11/01/31	211
	Alpha Natural Resources, Inc.,
275	6.000%, 06/01/19	268
475	6.250%, 06/01/21	461

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
315	6.750%, 05/20/20	324
405	7.000%, 05/20/22	416
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,315	6.250%, 08/20/19	1,328
1,360	6.500%, 05/20/21	1,374
278	Anadarko Holding Co., 7.150%, 05/15/28	327
	Anadarko Petroleum Corp.,
350	6.950%, 06/15/19	431
125	7.625%, 03/15/14	139
100	7.950%, 06/15/39	138
225	8.700%, 03/15/19	299
775	Apache Corp., 6.900%, 09/15/18	984
	Arch Coal, Inc.,
1,250	7.000%, 06/15/19 (e)	1,250
190	7.250%, 10/01/20	189
500	7.250%, 06/15/21 (e)	499
1,075	Bill Barrett Corp., 9.875%, 07/15/16	1,188
	BP Capital Markets plc, (United Kingdom),
1,835	3.875%, 03/10/15	1,990
515	4.750%, 03/10/19	587
325	5.250%, 11/07/13	349
330	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38	425
	Chesapeake Energy Corp.,
520	6.500%, 08/15/17	546
800	6.775%, 03/15/19	804
285	6.875%, 08/15/18	297
250	9.500%, 02/15/15	288
500	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e)	510
450	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	504
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
450	8.250%, 12/15/17	480
500	8.500%, 12/15/19	544
	Comstock Resources, Inc.,
400	7.750%, 04/01/19	370
1,000	8.375%, 10/15/17	972
	Concho Resources, Inc.,
545	6.500%, 01/15/22	605
1,460	7.000%, 01/15/21	1,642
425	Conoco Funding Co., (Canada), 7.250%, 10/15/31	594

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — Continued
	ConocoPhillips,
275	5.750%, 02/01/19	338
750	6.500%, 02/01/39	1,060
410	7.000%, 03/30/29	527
300	ConocoPhillips Holding Co., 6.950%, 04/15/29	410
	Consol Energy, Inc.,
750	8.000%, 04/01/17	816
750	8.250%, 04/01/20	817
160	Continental Resources, Inc., 7.125%, 04/01/21	178
480	Copano Energy LLC/Copano Energy Finance Corp., 7.125%, 04/01/21	509
454	Denbury Resources, Inc., 8.250%, 02/15/20	518
270	Devon Financing Corp. ULC, (Canada), 7.875%, 09/30/31	388
	El Paso Corp.,
1,900	6.875%, 06/15/14	2,056
150	7.000%, 06/15/17	168
150	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	167
	Encana Corp., (Canada),
150	6.500%, 05/15/19	178
215	6.625%, 08/15/37	252
157	Energy Transfer Partners LP, 5.200%, 02/01/22	169
1,210	ENI S.p.A., (Italy), 5.700%, 10/01/40 (e)	1,290
	EOG Resources, Inc.,
1,700	4.100%, 02/01/21	1,879
200	6.875%, 10/01/18	250
300	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	265
500	Forest Oil Corp., 7.250%, 06/15/19	504
1,000	Frontier Oil Corp., 8.500%, 09/15/16	1,070
	Hilcorp Energy I LP/Hilcorp Finance Co.,
220	7.625%, 04/15/21 (e)	240
1,370	8.000%, 02/15/20 (e)	1,507
	Holly Energy Partners LP/Holly Energy Finance Corp.,
675	6.250%, 03/01/15	675
337	6.500%, 03/01/20 (e)	344
150	8.250%, 03/15/18	159
650	HollyFrontier Corp., 9.875%, 06/15/17	726
550	Inergy LP/Inergy Finance Corp., 7.000%, 10/01/18	542

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	101

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	KazMunayGas National Co., (Kazakhstan),
545	6.375%, 04/09/21 (e)	598
200	Reg. S., 6.375%, 04/09/21	219
610	Reg. S., 7.000%, 05/05/20	700
220	Reg. S., 8.375%, 07/02/13	235
410	Marathon Oil Corp., 6.000%, 10/01/17	484
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
500	6.250% 06/15/22	536
415	6.750% 11/01/20	453
	Newfield Exploration Co.,
625	5.750%, 01/30/22	676
750	6.875%, 02/01/20	810
890	7.125%, 05/15/18	948
862	PBF Holding Co. LLC/PBF Finance Corp., 8.250%, 02/15/20 (e)	862
	Peabody Energy Corp.,
775	6.000%, 11/15/18 (e)	812
675	6.250%, 11/15/21 (e)	707
	Pemex Project Funding Master Trust,
78	5.750%, 03/01/18	87
97	6.625%, 06/15/35	111
210	Penn Virginia Corp., 7.250%, 04/15/19	192
	Pertamina Persero PT, (Indonesia),
200	5.250%, 05/23/21 (e)	213
200	6.500%, 05/27/41 (e)	221
	Petro-Canada, (Canada),
400	6.800%, 05/15/38	539
335	7.875%, 06/15/26	452
610	Petrohawk Energy Corp., 6.250%, 06/01/19	689
	Petroleos de Venezuela S.A., (Venezuela),
274	4.900%, 10/28/14	241
260	5.000%, 10/28/15	216
101	5.375%, 04/12/27	63
139	8.500%, 11/02/17 (e)	126
	Petroleos Mexicanos, (Mexico),
370	4.875%, 01/24/22 (e)	388
55	5.500%, 01/21/21	60
100	6.500%, 06/02/41 (e)	113
MXN 1,840	7.650%, 11/24/21 (e)	145
125	Petronas Capital Ltd., (Malaysia), Reg. S., 5.250%, 08/12/19	141
	Pioneer Natural Resources Co.,
5	5.875%, 07/15/16	6
150	6.650%, 03/15/17	173
1,075	7.500%, 01/15/20	1,328

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — Continued
150	Plains Exploration & Production Co., 7.625%, 04/01/20	166
	QEP Resources, Inc.,
475	5.375%, 10/01/22	480
1,315	6.875%, 03/01/21	1,453
	Range Resources Corp.,
456	5.000%, 08/15/22	461
375	5.750%, 06/01/21	401
45	6.750%, 08/01/20	49
25	7.250%, 05/01/18	27
770	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 07/15/21	837
740	Samson Investment Co., 9.750%, 02/15/20 (e)	779
	Shell International Finance B.V., (Netherlands),
1,030	1.875%, 03/25/13	1,047
679	3.100%, 06/28/15	731
500	4.300%, 09/22/19	577
	SM Energy Co.,
350	6.500%, 11/15/21 (e)	378
1,790	6.625%, 02/15/19	1,920
375	Southern Star Central Corp., 6.750%, 03/01/16	381
	Statoil ASA, (Norway),
417	3.150%, 01/23/22	433
435	7.150%, 11/15/25	591
815	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	1,106
1,000	Swift Energy Co., 7.125%, 06/01/17	1,027
120	Talisman Energy, Inc., (Canada), 7.750%, 06/01/19	150
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
400	6.375%, 08/01/22 (e)	421
400	6.875%, 02/01/21	427
295	7.875%, 10/15/18	323
640	Tosco Corp., 8.125%, 02/15/30	925
1,900	Total Capital S.A., (France), 2.300%, 03/15/16	1,981
165	Unit Corp., 6.625%, 05/15/21	169
1,282	Western Refining, Inc., 11.250%, 06/15/17 (e)	1,458
	WPX Energy, Inc.,
475	5.250%, 01/15/17 (e)	485
475	6.000%, 01/15/22 (e)	490

		72,552

	Total Energy	82,902

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Financials — 11.7%
	Capital Markets — 1.6%
	Bank of New York Mellon Corp. (The),
1,033	2.400%, 01/17/17	1,061
440	2.500%, 01/15/16	453
525	2.950%, 06/18/15	554
530	4.600%, 01/15/20	591
978	BlackRock, Inc., 5.000%, 12/10/19	1,117
1,000	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	1,010
750	Charles Schwab Corp. (The), 4.950%, 06/01/14	817
1,000	FMR LLC, 4.750%, 03/01/13 (e)	1,026
	Goldman Sachs Group, Inc. (The),
920	3.625%, 02/07/16	923
326	3.700%, 08/01/15	333
2,780	5.250%, 10/15/13	2,911
1,191	5.250%, 07/27/21	1,193
819	5.375%, 03/15/20	839
450	5.750%, 10/01/16	485
2,100	5.950%, 01/18/18	2,270
102	6.000%, 06/15/20	108
115	6.250%, 09/01/17	126
965	6.750%, 10/01/37	967
205	7.500%, 02/15/19	233
	Jefferies Group, Inc.,
950	6.250%, 01/15/36	834
140	6.450%, 06/08/27	131
880	8.500%, 07/15/19	946
	Lehman Brothers Holdings, Inc.,
235	3.600%, 03/13/09 (d)	64
1,000	5.750%, 05/17/13 (d)	271
950	6.500%, 07/19/17 (d)	—	(h)
750	6.875%, 07/17/37 (d)	—	(h)
295	8.500%, 08/01/15 (d)	80
	Macquarie Group Ltd., (Australia),
639	6.250%, 01/14/21 (e)	638
2,125	7.300%, 08/01/14 (e)	2,239
	Merrill Lynch & Co., Inc.,
500	6.400%, 08/28/17	527
1,710	6.875%, 04/25/18	1,861
	Morgan Stanley,
198	4.000%, 07/24/15	198
505	4.200%, 11/20/14	507
1,690	5.300%, 03/01/13	1,740
243	5.500%, 07/24/20	239

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Capital Markets — Continued
310	5.625%, 09/23/19	310
920	5.750%, 01/25/21	912
150	6.000%, 05/13/14	157
1,315	6.000%, 04/28/15	1,385
320	6.250%, 08/28/17	336
1,250	6.625%, 04/01/18	1,325
	Nomura Holdings, Inc., (Japan),
200	5.000%, 03/04/15	210
407	6.700%, 03/04/20	441
740	Northern Trust Co. (The), 5.850%, 11/09/17	865
113	Northern Trust Corp., 5.500%, 08/15/13	120
200	State Street Corp., 4.300%, 05/30/14	214
	UBS AG, (Switzerland),
305	2.250%, 08/12/13	306
650	3.875%, 01/15/15	674
900	5.750%, 04/25/18	994
450	5.875%, 12/20/17	499

		36,040

	Commercial Banks — 3.3%
705	ANZ National (International) Ltd., (New Zealand), 2.375%, 12/21/12 (e)	713
544	Australia & New Zealand Banking Group Ltd., (Australia), 2.400%, 11/23/16 (e)	548
190	Banco del Estado de Chile, (Chile), Reg. S., 4.125%, 10/07/20	196
1,037	Bank of Montreal, (Canada), 1.300%, 10/31/14 (e)	1,048
	Bank of Nova Scotia, (Canada),
1,082	1.650%, 10/29/15 (e)	1,102
614	3.400%, 01/22/15	653
679	Bank of Tokyo-Mitsubishi UFJ Ltd., (Japan), 3.850%, 01/22/15 (e)	721
	Barclays Bank plc, (United Kingdom),
1,615	2.500%, 01/23/13	1,629
1,280	5.125%, 01/08/20	1,353
980	6.050%, 12/04/17 (e)	998
305	6.750%, 05/22/19	350
	BB&T Corp.,
225	3.375%, 09/25/13	234
275	3.850%, 07/27/12	279
1,250	3.950%, 04/29/16	1,357
500	4.900%, 06/30/17	547
150	6.850%, 04/30/19	184
1,750	Branch Banking & Trust Co., 4.875%, 01/15/13	1,808

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	103

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Commercial Banks — Continued
2,250	Canadian Imperial Bank of Commerce, (Canada), 2.600%, 07/02/15 (e)	2,363
1,225	Capital One Capital V, 10.250%, 08/15/39	1,277
500	Capital One Capital VI, 8.875%, 05/15/40	517
	Capital One Financial Corp.,
485	6.750%, 09/15/17	564
1,190	7.375%, 05/23/14	1,324
1,045	Comerica Bank, 5.200%, 08/22/17	1,145
185	Comerica, Inc., 3.000%, 09/16/15	192
400	Countrywide Capital III, 8.050%, 06/15/27	401
2,660	Credit Suisse, (Switzerland), 5.500%, 05/01/14	2,847
	Deutsche Bank AG, (Germany),
1,475	2.375%, 01/11/13	1,487
375	3.875%, 08/18/14	392
674	DnB Boligkreditt AS, (Norway), 2.100%, 10/14/15 (e)	681
500	Fifth Third Bancorp, 5.450%, 01/15/17	546
395	HSBC Bank, 6.000%, 08/09/17	434
	HSBC Bank plc, (United Kingdom),
728	1.625%, 07/07/14 (e)	730
927	4.125%, 08/12/20 (e)	951
650	4.750%, 01/19/21 (e)	695
415	HSBC Holdings plc, (United Kingdom), 4.875%, 01/14/22	450
250	HSBC USA, Inc., 2.375%, 02/13/15	253
761	ING Bank N.V., (Netherlands), 3.750%, 03/07/17 (e)	757
700	KeyBank N.A., 5.700%, 08/15/12	715
725	KeyCorp, 6.500%, 05/14/13	768
995	Macquarie Bank Ltd., (Australia), 5.000%, 02/22/17 (e)	1,006
1,250	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	1,450
	National Australia Bank Ltd., (Australia),
3,010	2.500%, 01/08/13 (e)	3,050
255	3.750%, 03/02/15 (e)	267
1,420	National Bank of Canada, (Canada), 1.650%, 01/30/14 (e)	1,446
1,500	National City Bank, 4.625%, 05/01/13	1,559
500	NB Capital Trust II, 7.830%, 12/15/26	494
886	Nordea Bank AB, (Sweden), 4.875%, 05/13/21 (e)	852
	PNC Funding Corp.,
1,115	3.000%, 05/19/14	1,159
1,057	4.375%, 08/11/20	1,166

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Commercial Banks — Continued
625	5.250%, 11/15/15	698
625	5.625%, 02/01/17	694
	Rabobank Nederland N.V., (Netherlands),
2,150	3.200%, 03/11/15 (e)	2,213
1,045	4.500%, 01/11/21	1,097
1,200	Royal Bank of Canada, (Canada), 2.300%, 07/20/16	1,229
	Russian Agricultural Bank OJSC Via RSHB Capital S.A., (Luxembourg),
180	7.750%, 05/29/18	202
300	9.000%, 06/11/14	332
225	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	242
2,500	SunTrust Banks, Inc., 6.000%, 02/15/26	2,505
2,500	Toronto-Dominion Bank (The), (Canada), 2.200%, 07/29/15 (e)	2,596
2,000	U.S. Bancorp, 7.500%, 06/01/26	2,475
500	UnionBanCal Corp., 5.250%, 12/16/13	518
	Wachovia Bank N.A.,
2,110	5.600%, 03/15/16	2,357
750	6.000%, 11/15/17	862
750	6.600%, 01/15/38	913
1,995	Wachovia Capital Trust III, VAR, 5.570%, 04/02/12 (x)	1,828
	Wachovia Corp.,
760	5.500%, 05/01/13	801
1,555	5.750%, 02/01/18	1,804
515	SUB, 7.574%, 08/01/26	619
	Wells Fargo & Co.,
1,665	5.625%, 12/11/17	1,928
1,025	SUB, 3.676%, 06/15/16	1,098
	Westpac Banking Corp., (Australia),
670	4.200%, 02/27/15	716
942	4.875%, 11/19/19	1,011

		74,396

	Consumer Finance — 1.4%
	Ally Financial, Inc.,
1,500	6.250%, 12/01/17	1,551
2,025	8.000%, 11/01/31	2,260
475	American Express Co., 7.250%, 05/20/14	535
	American Express Credit Corp.,
861	2.800%, 09/19/16	892
2,225	5.875%, 05/02/13	2,347
1,100	7.300%, 08/20/13	1,196

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Consumer Finance — Continued
	American Honda Finance Corp.,
200	2.125%, 02/28/17 (e)	201
375	2.375%, 03/18/13 (e)	382
810	4.625%, 04/02/13 (e)	845
835	7.625%, 10/01/18 (e)	1,071
	Ford Motor Credit Co. LLC,
700	3.875%, 01/15/15	717
200	5.000%, 05/15/18	211
325	5.750%, 02/01/21	363
1,250	5.875%, 08/02/21	1,395
125	6.625%, 08/15/17	142
3,000	8.125%, 01/15/20	3,741
	HSBC Finance Corp.,
1,000	5.000%, 06/30/15	1,060
500	6.375%, 11/27/12	518
400	7.350%, 11/27/32	425
	John Deere Capital Corp.,
230	5.250%, 10/01/12	236
515	5.350%, 04/03/18	615
700	PACCAR Financial Corp., 1.550%, 09/29/14	709
1,750	Springleaf Finance Corp., 6.900%, 12/15/17	1,356
	Toyota Motor Credit Corp.,
7,230	2.000%, 09/15/16	7,363
670	3.200%, 06/17/15	713
662	Volkswagen International Finance N.V., (Netherlands), 1.625%, 08/12/13 (e)	667

		31,511

	Diversified Financial Services — 2.4%
2,465	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	2,280
	Aircastle Ltd., (Bermuda),
325	9.750%, 08/01/18 (e)	365
875	9.750%, 08/01/18	986
1,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	1,013
	Bank of America Corp.,
500	5.625%, 07/01/20	519
695	5.650%, 05/01/18	721
1,398	5.700%, 01/24/22	1,482
1,500	6.975%, 03/07/37	1,478
1,005	7.375%, 05/15/14	1,086
500	7.800%, 09/15/16	543
2,000	VAR, 8.000%, 01/30/18 (x)	2,031

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Financial Services — Continued
	Block Financial LLC,
500	5.125%, 10/30/14	510
500	7.875%, 01/15/13	522
	Capmark Financial Group, Inc.,
15,277	VAR, 0.000%, 05/10/10 (d)	115
1,005	VAR, 9.000%, 09/30/15	1,017
852	Cardtronics, Inc., 8.250%, 09/01/18	939
	Caterpillar Financial Services Corp.,
800	1.550%, 12/20/13	812
850	5.450%, 04/15/18	1,008
	CIT Group, Inc.,
155	6.625%, 04/01/18 (e)	167
3,600	7.000%, 05/02/17 (e)	3,605
	Citigroup, Inc.,
382	2.650%, 03/02/15	382
1,117	4.587%, 12/15/15	1,183
291	5.375%, 08/09/20	317
1,550	5.500%, 02/15/17	1,629
510	6.000%, 12/13/13	541
1,350	6.000%, 08/15/17	1,504
865	6.010%, 01/15/15	942
260	6.375%, 08/12/14	282
645	6.875%, 06/01/25	685
1,115	7.000%, 12/01/25	1,260
1,260	8.500%, 05/22/19	1,563
	CME Group, Inc.,
845	5.400%, 08/01/13	899
855	5.750%, 02/15/14	935
1,000	CNG Holdings, Inc., 13.750%, 08/15/15 (e)	1,065
250	ERAC USA Finance LLC, 6.375%, 10/15/17 (e)	287
	FUEL Trust,
505	3.984%, 06/15/16 (e)	516
639	4.207%, 04/15/16 (e)	655
	General Electric Capital Corp.,
294	5.300%, 02/11/21	324
1,115	5.625%, 05/01/18	1,287
3,370	5.875%, 01/14/38	3,768
130	5.900%, 05/13/14	144
1,000	6.000%, 06/15/12	1,015
1,100	6.750%, 03/15/32	1,337
145	6.875%, 01/10/39	179
2,205	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	2,211
600	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	435

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	105

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Diversified Financial Services — Continued
	International Lease Finance Corp.,
845	8.250%, 12/15/20	942
320	8.625%, 09/15/15	355
1,820	8.750%, 03/15/17	2,057
600	8.875%, 09/01/17	680
	National Rural Utilities Cooperative Finance Corp.,
385	4.750%, 03/01/14	415
267	7.250%, 03/01/12	267
170	10.375%, 11/01/18	248
2,450	SquareTwo Financial Corp., 11.625%, 04/01/17	2,398
505	Textron Financial Corp., 5.400%, 04/28/13	525
180	Ukreximbank Via Biz Finance plc, (United Kingdom), Reg. S., 8.375%, 04/27/15	166
100	Xstrata Finance Canada Ltd., (Canada), 6.900%, 11/15/37 (e)	118

		54,715

	FDIC Guaranteed Securities (~) — 0.1%
735	Bank of America Corp., 3.125%, 06/15/12	741
750	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	757

		1,498

	Insurance — 1.9%
1,310	ACE INA Holdings, Inc., 5.600%, 05/15/15	1,484
	Aflac, Inc.,
199	2.650%, 02/15/17	202
78	4.000%, 02/15/22	79
558	6.450%, 08/15/40	645
190	Allstate Corp. (The), 7.450%, 05/16/19	241
1,132	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	1,193
	American International Group, Inc.,
435	5.600%, 10/18/16	467
2,850	VAR, 8.175%, 05/15/58	3,017
	Aon Corp.,
191	3.500%, 09/30/15	200
240	6.250%, 09/30/40	299
	Berkshire Hathaway Finance Corp.,
1,000	5.400%, 05/15/18	1,189
500	5.750%, 01/15/40	606
1,075	Catlin Insurance Co., Ltd., (Bermuda), VAR, 7.249%, 01/19/17 (e) (x)	962
315	Chubb Corp., 5.750%, 05/15/18	378
642	CNA Financial Corp., 5.875%, 08/15/20	697

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Insurance — Continued
355	CNO Financial Group, Inc., 9.000%, 01/15/18 (e)	382
2,725	Hartford Financial Services Group, Inc., VAR, 8.125%, 06/15/38	2,895
2,000	HUB International Holdings, Inc., 10.250%, 06/15/15 (e)	2,050
1,400	ILFC E-Capital Trust I, VAR, 4.340%, 12/21/65 (e)	969
1,950	Jackson National Life Global Funding, 5.375%, 05/08/13 (e)	2,028
	Liberty Mutual Group, Inc.,
1,535	7.800%, 03/15/37 (e)	1,497
1,771	VAR, 10.750%, 06/15/58 (e)	2,311
152	Massachusetts Mutual Life Insurance Co., 5.375%, 12/01/41 (e)	162
	MassMutual Global Funding II,
382	2.300%, 09/28/15 (e)	392
600	3.625%, 07/16/12 (e)	607
160	MetLife, Inc., 6.750%, 06/01/16	191
	Metropolitan Life Global Funding I,
400	3.650%, 06/14/18 (e)	411
190	5.125%, 04/10/13 (e)	199
875	5.200%, 09/18/13 (e)	928
315	Monumental Global Funding Ltd., (Cayman Islands), 5.500%, 04/22/13 (e)	328
	Nationwide Mutual Insurance Co.,
1,465	7.875%, 04/01/33 (e)	1,608
1,720	9.375%, 08/15/39 (e)	2,207
	New York Life Global Funding,
250	3.000%, 05/04/15 (e)	264
1,680	4.650%, 05/09/13 (e)	1,758
	Pacific Life Global Funding,
400	5.000%, 05/15/17 (e)	423
770	5.150%, 04/15/13 (e)	805
1,000	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	1,328
800	Pricoa Global Funding I, 5.450%, 06/11/14 (e)	859
175	Principal Financial Group, Inc., 8.875%, 05/15/19	226
300	Principal Life Global Funding I, 5.250%, 01/15/13 (e)	311
	Principal Life Income Funding Trusts,
1,165	5.300%, 12/14/12	1,206
1,025	5.300%, 04/24/13	1,077
205	Prudential Financial, Inc., 7.375%, 06/15/19	254
405	Travelers Cos., Inc. (The), 5.800%, 05/15/18	493

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Insurance — Continued
2,550	Travelers Life & Annunity Global Funding I, 5.125%, 08/15/14 (e)	2,777
700	Travelers Property Casualty Corp., 7.750%, 04/15/26	925
460	XL Group plc, (Ireland), VAR, 6.500%, 04/15/17 (x)	390

		43,920

	Real Estate Investment Trusts (REITs) — 0.8%
405	CB Richard Ellis Services, Inc., 6.625%, 10/15/20	430
870	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	824
	CommonWealth REIT,
1,865	5.875%, 09/15/20	1,915
375	6.250%, 08/15/16	402
300	6.650%, 01/15/18	323
820	Developers Diversified Realty Corp., 7.875%, 09/01/20	980
500	DuPont Fabros Technology LP, 8.500%, 12/15/17	553
2,300	First Industrial LP, 6.420%, 06/01/14	2,305
	HCP, Inc.,
222	3.750%, 02/01/19	224
500	5.375%, 02/01/21	548
3,000	Rouse Co. LP (The), 5.375%, 11/26/13	3,011
	Simon Property Group LP,
340	5.625%, 08/15/14	368
492	5.650%, 02/01/20	579
915	6.100%, 05/01/16	1,052
675	6.125%, 05/30/18	805
310	6.750%, 05/15/14	342
1,341	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	1,570
	Weyerhaeuser Co.,
350	7.375%, 10/01/19	401
1,750	7.375%, 03/15/32	1,903

		18,535

	Real Estate Management & Development — 0.0% (g)
335	Kennedy-Wilson, Inc., 8.750%, 04/01/19	346

	Thrifts & Mortgage Finance — 0.2%
525	Countrywide Financial Corp., 6.250%, 05/15/16	528
3,065	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	3,088

		3,616

	Total Financials	264,577

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Health Care — 2.1%
	Biotechnology — 0.2%
	Amgen, Inc.,
640	3.875%, 11/15/21	665
289	5.650%, 06/15/42	323
150	5.700%, 02/01/19	174
618	5.750%, 03/15/40	690
300	6.375%, 06/01/37	356
130	6.900%, 06/01/38	165
1,250	Bio-Rad Laboratories, Inc., 8.000%, 09/15/16	1,394

		3,767

	Health Care Equipment & Supplies — 0.1%
	Baxter International, Inc.,
250	4.000%, 03/01/14	266
550	4.625%, 03/15/15	612
	Becton Dickinson and Co.,
100	5.000%, 05/15/19	117
400	6.000%, 05/15/39	498

		1,493

	Health Care Providers & Services — 1.2%
	DaVita, Inc.,
600	6.375%, 11/01/18	636
600	6.625%, 11/01/20	644
	Fresenius Medical Care U.S. Finance II, Inc.,
346	5.625%, 07/31/19 (e)	368
286	5.875%, 01/31/22 (e)	302
	Fresenius Medical Care U.S. Finance, Inc.,
500	5.750%, 02/15/21 (e)	524
1,250	6.500%, 09/15/18 (e)	1,384
1,000	6.875%, 07/15/17	1,110
	HCA, Inc.,
3,600	5.875%, 03/15/22	3,690
1,260	6.500%, 02/15/20	1,351
750	7.250%, 09/15/20	818
200	8.500%, 04/15/19	224
2,028	Health Management Associates, Inc., 6.125%, 04/15/16	2,117
800	LifePoint Hospitals, Inc., 6.625%, 10/01/20	860
305	Medco Health Solutions, Inc., 2.750%, 09/15/15	309
1,250	National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)	1,222
805	Omega Healthcare Investors, Inc., 6.750%, 10/15/22	870
3,600	Omnicare, Inc., 7.750%, 06/01/20	4,010

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	107

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Health Care Providers & Services — Continued
	Roche Holdings, Inc.,
635	5.000%, 03/01/14 (e)	687
1,220	6.000%, 03/01/19 (e)	1,499
	Tenet Healthcare Corp.,
440	6.250%, 11/01/18 (e)	469
1,395	8.875%, 07/01/19	1,590
806	UnitedHealth Group, Inc., 3.375%, 11/15/21	849
250	Ventas Realty LP/Ventas Capital Corp., 6.500%, 06/01/16	258
1,550	WellPoint, Inc., 6.800%, 08/01/12	1,589

		27,380

	Pharmaceuticals — 0.6%
400	Abbott Laboratories, 6.150%, 11/30/37	523
504	AstraZeneca plc, (United Kingdom), 5.400%, 09/15/12	517
910	Elan Finance plc/Elan Finance Corp., (Ireland), 8.750%, 10/15/16	1,001
	Endo Pharmaceuticals Holdings, Inc.,
450	7.000%, 07/15/19	495
600	7.250%, 01/15/22	667
920	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	1,267
1,000	Merck & Co., Inc., 6.550%, 09/15/37	1,419
	Mylan, Inc.,
1,125	7.625%, 07/15/17 (e)	1,245
899	7.875%, 07/15/20 (e)	1,005
	Novartis Capital Corp.,
435	4.125%, 02/10/14	465
335	4.400%, 04/24/20	387
250	Pfizer, Inc., 6.200%, 03/15/19	316
	Valeant Pharmaceuticals International,
1,500	6.500%, 07/15/16 (e)	1,530
250	6.750%, 10/01/17 (e)	256
	Wyeth,
2,350	5.500%, 02/01/14	2,569
555	5.500%, 02/15/16	648

		14,310

	Total Health Care	46,950

	Industrials — 3.4%
	Aerospace & Defense — 0.5%
400	Alliant Techsystems, Inc., 6.875%, 09/15/20	425
	BAE Systems Holdings, Inc.,
850	5.200%, 08/15/15 (e)	914
145	6.375%, 06/01/19 (e)	167

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Aerospace & Defense — Continued
725	BE Aerospace, Inc., 6.875%, 10/01/20	808
826	Colt Defense LLC/Colt Finance Corp., 8.750%, 11/15/17	566
	Esterline Technologies Corp.,
1,000	6.625%, 03/01/17	1,035
250	7.000%, 08/01/20	276
167	Hexcel Corp., 6.750%, 02/01/15	168
810	Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17	873
952	Lockheed Martin Corp., 5.720%, 06/01/40	1,124
1,900	McDonnell Douglas Corp., 9.750%, 04/01/12	1,915
750	Moog, Inc., 6.250%, 01/15/15	760
643	Spirit Aerosystems, Inc., 6.750%, 12/15/20	698
	Triumph Group, Inc.,
232	8.000%, 11/15/17	252
575	8.625%, 07/15/18	647
735	United Technologies Corp., 6.125%, 02/01/19	910

		11,538

	Air Freight & Logistics — 0.1%
1,000	Federal Express Corp., 9.650%, 06/15/12	1,024

	Airlines — 0.4%
225	American Airlines Pass-Through Trust 2009-1A, 10.375%, 07/02/19	244
631	American Airlines 2011-2 Class A Pass-Through Trust, 8.625%, 10/15/21	669
2,062	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	2,072
651	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	674
351	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	365
1,091	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	1,112
610	Delta Airlines 1991 Series K Pass-Through Trust, 10.000%, 12/05/14 (d) (e) (f) (i)	152
68	Delta Airlines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	69
66	Delta Airlines 2007-1 Class C Pass-Through Trust, 8.954%, 08/10/14	68
332	Delta Airlines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	352
39	Delta Airlines, Inc., 9.500%, 09/15/14 (e)	42
1,191	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	1,227
1,299	UAL 2007-1 Pass-Through Trust, 7.336%, 07/02/19	1,221

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Airlines — Continued
192	UAL 2009-1 Pass-Through Trust, 10.400%, 11/01/16	219

		8,486

	Building Products — 0.2%
	Building Materials Corp. of America,
2,235	6.750%, 05/01/21 (e)	2,431
750	6.875%, 08/15/18 (e)	806
700	7.000%, 02/15/20 (e)	759

		3,996

	Commercial Services & Supplies — 0.5%
1,030	Clean Harbors, Inc., 7.625%, 08/15/16	1,092
1,050	Corrections Corp. of America, 6.750%, 01/31/14	1,053
	Deluxe Corp.,
1,000	7.000%, 03/15/19	1,012
1,075	7.375%, 06/01/15	1,105
	FTI Consulting, Inc.,
290	6.750%, 10/01/20	314
1,750	7.750%, 10/01/16	1,822
271	Garda World Security Corp., (Canada), 9.750%, 03/15/17 (e)	286
	Harland Clarke Holdings Corp.,
565	9.500%, 05/15/15	445
935	VAR, 6.000%, 05/15/15	638
1,673	Pitney Bowes, Inc., 5.250%, 01/15/37	1,687
	Power Sector Assets & Liabilities Management Corp., (Philippines),
130	7.250%, 05/27/19 (e)	161
100	7.390%, 12/02/24 (e)	128
	Quebecor World Capital Corp., (Canada),
1,145	6.125%, 11/15/13 (d)	11
1,160	6.500%, 08/01/27 (d)	12
265	9.750%, 01/15/15 (d)	3
	R.R. Donnelley & Sons Co.,
125	7.250%, 05/15/18	124
1,125	7.625%, 06/15/20	1,091
240	8.250%, 03/15/19	244

		11,228

	Construction & Engineering — 0.3%
1,450	Dycom Investments, Inc., 7.125%, 01/15/21	1,490
360	Fluor Corp., 3.375%, 09/15/21	367
1,150	New Enterprise Stone & Lime Co., 11.000%, 09/01/18	972

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Construction & Engineering — Continued
158	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/14	163
2,475	Tutor Perini Corp., 7.625%, 11/01/18	2,487
	United Rentals North America, Inc.,
650	9.250%, 12/15/19	718
100	10.875%, 06/15/16	114
215	UR Financing Escrow Corp., 5.750%, 07/15/18 (e)	221

		6,532

	Electrical Equipment — 0.0% (g)
	Belden, Inc.,
500	7.000%, 03/15/17	515
250	9.250%, 06/15/19	270
185	International Wire Group Holdings, Inc., 9.750%, 04/15/15 (e)	194

		979

	Industrial Conglomerates — 0.1%
459	Danaher Corp., 3.900%, 06/23/21	507
215	Koninklijke Philips Electronics N.V., (Netherlands), 7.200%, 06/01/26	277
	Siemens Financieringsmaatschappij N.V., (Netherlands),
1,830	5.750%, 10/17/16 (e)	2,142
300	6.125%, 08/17/26 (e)	374

		3,300

	Machinery — 0.6%
2,725	AGCO Corp., 5.875%, 12/01/21 (e)	2,879
310	Altra Holdings, Inc., 8.125%, 12/01/16	336
500	Boart Longyear Management Pty Ltd., (Australia), 7.000%, 04/01/21 (e)	526
3,000	Briggs & Stratton Corp., 6.875%, 12/15/20	3,172
640	Caterpillar, Inc., 5.200%, 05/27/41	774
450	CNH Capital LLC, 6.250%, 11/01/16 (e)	484
550	Eaton Corp., 5.600%, 05/15/18	646
1,000	Griffon Corp., 7.125%, 04/01/18	1,040
210	Ingersoll-Rand Co., 7.200%, 06/01/25	241
440	Parker Hannifin Corp., 6.250%, 05/15/38	544
	SPX Corp.,
1,500	6.875%, 09/01/17	1,665
250	7.625%, 12/15/14	281
320	Titan International, Inc., 7.875%, 10/01/17	340
750	Wabtec Corp., 6.875%, 07/31/13	788

		13,716

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	109

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Marine — 0.2%
1,700	Bluewater Holding B.V., (Netherlands), VAR, 3.567%, 07/17/14 (e)	1,394
440	CMA CGM S.A., (France), 8.500%, 04/15/17 (e)	249
832	General Maritime Corp., 12.000%, 11/15/17 (d)	12
74	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.625%, 11/01/17	62
783	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	775
995	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 9.250%, 04/15/19 (e)	826
486	Ultrapetrol Bahamas Ltd., (Bahamas), 9.000%, 11/24/14	443

		3,761

	Road & Rail — 0.5%
1,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 03/15/18	1,090
593	Burlington Northern and Santa Fe Railway Co. 2000 Pass-Through Trust, 7.908%, 01/15/20	712
	Burlington Northern Santa Fe LLC,
220	5.650%, 05/01/17	258
1,150	6.700%, 08/01/28	1,443
927	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	1,227
	Canadian Pacific Railway Co., (Canada),
165	7.250%, 05/15/19	198
280	9.450%, 08/01/21	381
1,075	CSX Corp., 7.375%, 02/01/19	1,355
800	ERAC USA Finance LLC, 6.700%, 06/01/34 (e)	908
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
221	6.125%, 06/15/21	239
375	6.625%, 12/15/20	412
	Norfolk Southern Corp.,
1,415	3.250%, 12/01/21	1,458
595	6.000%, 05/23/11	699
191	RailAmerica, Inc., 9.250%, 07/01/17	213
576	Ryder System, Inc., 3.600%, 03/01/16	603
341	Union Pacific Corp., 4.163%, 07/15/22	376
235	United Parcel Service of America, Inc., SUB, 8.375%, 04/01/30	343

		11,915

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Transportation Services — 0.0% (g)
228	CEVA Group plc, (United Kingdom), 8.375%, 12/01/17 (e)	227

	Total Industrials	76,702

	Information Technology — 1.6%
	Communications Equipment — 0.1%
540	Brightstar Corp., 9.500%, 12/01/16 (e)	561
	Cisco Systems, Inc.,
500	5.500%, 01/15/40	610
375	5.900%, 02/15/39	475

		1,646

	Computers & Peripherals — 0.4%
	Dell, Inc.,
981	3.100%, 04/01/16	1,048
1,000	7.100%, 04/15/28	1,271
	Hewlett-Packard Co.,
80	2.950%, 08/15/12	81
1,113	4.300%, 06/01/21	1,166
480	4.375%, 09/15/21	506
500	5.400%, 03/01/17	564
250	5.500%, 03/01/18	289
600	6.000%, 09/15/41	695
	Seagate HDD Cayman, (Cayman Islands),
230	6.875%, 05/01/20	252
2,000	7.750%, 12/15/18	2,250
1,000	Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16	1,113
500	Sealed Air Corp., 7.875%, 06/15/17	540

		9,775

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
250	6.000%, 04/01/20	273
769	6.875%, 07/01/13	823
100	7.500%, 01/15/27	110
50	Intcomex, Inc., 13.250%, 12/15/14	49
750	Sanmina-SCI Corp., VAR, 3.296%, 06/15/14 (e)	744

		1,999

	Internet Software & Services — 0.1%
750	eAccess Ltd., (Japan), 8.250%, 04/01/18 (e)	724
	Equinix, Inc.,
480	7.000%, 07/15/21	530
575	8.125%, 03/01/18	642

		1,896

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	IT Services — 0.4%
	Fidelity National Information Services, Inc.,
185	7.625%, 07/15/17 (e)	201
106	7.625%, 07/15/17	116
	First Data Corp.,
600	8.875%, 08/15/20 (e)	650
180	12.625%, 01/15/21	189
900	HP Enterprise Services LLC, 6.000%, 08/01/13	960
875	iGate Corp., 9.000%, 05/01/16	952
	International Business Machines Corp.,
214	1.250%, 02/06/17	213
744	1.950%, 07/22/16	769
770	5.875%, 11/29/32	974
650	7.000%, 10/30/25	897
425	8.000%, 10/15/38	675
3,860	Sitel LLC/Sitel Finance Corp., 11.500%, 04/01/18 (f) (i)	2,856

		9,452

	Semiconductors & Semiconductor Equipment — 0.3%
	Advanced Micro Devices, Inc.,
500	7.750%, 08/01/20	554
415	8.125%, 12/15/17	456
1,830	Amkor Technology, Inc., 7.375%, 05/01/18	1,976
1,239	Intel Corp., 3.300%, 10/01/21	1,315
	National Semiconductor Corp.,
575	3.950%, 04/15/15	628
475	6.600%, 06/15/17	589
96	NXP B.V./NXP Funding LLC, (Netherlands), VAR, 3.322%, 10/15/13	96
150	STATS ChipPAC Ltd., (Singapore), 7.500%, 08/12/15 (e)	162
1,400	Texas Instruments, Inc., 2.375%, 05/16/16	1,471

		7,247

	Software — 0.2%
660	Audatex North America, Inc., 6.750%, 06/15/18 (e)	687
115	Intuit, Inc., 5.750%, 03/15/17	131
595	Microsoft Corp., 4.500%, 10/01/40	665
	Oracle Corp.,
1,000	5.250%, 01/15/16	1,159
241	5.375%, 07/15/40	293
1,030	6.500%, 04/15/38	1,377

		4,312

	Total Information Technology	36,327

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Materials — 3.3%
	Chemicals — 0.8%
310	Celanese US Holdings LLC, 6.625%, 10/15/18	340
	CF Industries, Inc.,
650	6.875%, 05/01/18	765
340	7.125%, 05/01/20	417
885	Chemtura Corp., 7.875%, 09/01/18	951
242	Dow Chemical Co. (The), 4.250%, 11/15/20	259
	E.I. du Pont de Nemours & Co.,
721	1.950%, 01/15/16	743
410	3.250%, 01/15/15	439
1,175	4.900%, 01/15/41	1,357
130	5.000%, 07/15/13	137
300	J.M. Huber Corp., 9.875%, 11/01/19 (e)	312
	Lyondell Chemical Co.,
300	8.000%, 11/01/17	335
1,617	11.000%, 05/01/18	1,773
850	LyondellBasell Industries N.V., (Netherlands), 6.000%, 11/15/21 (e)	933
525	Monsanto Co., 7.375%, 08/15/12	540
	Mosaic Co. (The),
429	3.750%, 11/15/21	447
429	4.875%, 11/15/41	441
1,106	PolyOne Corp., 7.375%, 09/15/20	1,192
450	Potash Corp. of Saskatchewan, Inc., (Canada), 4.875%, 03/01/13	469
200	PPG Industries, Inc., 9.000%, 05/01/21	276
	Praxair, Inc.,
1,535	4.625%, 03/30/15	1,707
375	5.200%, 03/15/17	439
650	5.250%, 11/15/14	724
200	Rhodia S.A., (France), 6.875%, 09/15/20 (e)	221
1,750	Scotts Miracle-Gro Co. (The), 6.625%, 12/15/20 (e)	1,846
1,305	Union Carbide Corp., 7.750%, 10/01/96	1,404

		18,467

	Construction Materials — 0.3%
2,500	Cemex Espana Finance LLC, Series A, 8.910%, 02/14/14 (f) (i)	2,312
75	Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	79
	Vulcan Materials Co.,
535	6.500%, 12/01/16	567
1,050	7.000%, 06/15/18	1,129
2,110	7.500%, 06/15/21	2,350

		6,437

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	111

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Containers & Packaging — 0.8%
1,100	Ardagh Packaging Finance plc, (Ireland), 7.375%, 10/15/17 (e)	1,183
	Ball Corp.,
1,500	5.000%, 03/15/22	1,534
1,465	5.750%, 05/15/21	1,575
1,500	6.750%, 09/15/20	1,672
125	7.125%, 09/01/16	137
125	7.375%, 09/01/19	139
672	Constar International, Inc., 11.000%, 12/31/17 (f) (i)	672
20	Crown Americas LLC/Crown Americas Capital Corp. II, 7.625%, 05/15/17	22
725	Crown Americas LLC/Crown Americas Capital Corp. III, 6.250%, 02/01/21	803
675	Owens-Brockway Glass Container, Inc., 7.375%, 05/15/16	764
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
1,000	6.875%, 02/15/21 (e)	1,060
1,975	7.125%, 04/15/19 (e)	2,089
2,500	7.875%, 08/15/19 (e)	2,738
700	8.750%, 10/15/16 (e)	745
	Rock-Tenn Co.,
1,175	4.450%, 03/01/19 (e)	1,194
1,175	4.900%, 03/01/22 (e)	1,196
700	Silgan Holdings, Inc., 7.250%, 08/15/16	756

		18,279

	Metals & Mining — 0.6%
375	AK Steel Corp., 7.625%, 05/15/20	377
450	APERAM, (Luxembourg), 7.750%, 04/01/18 (e)	427
	BHP Billiton Finance USA Ltd., (Australia),
163	1.000%, 02/24/15	164
235	1.625%, 02/24/17	236
570	4.800%, 04/15/13	597
575	5.400%, 03/29/17	676
1,110	5.500%, 04/01/14	1,219
120	6.500%, 04/01/19	151
230	Corp. Nacional del Cobre de Chile, (Chile), Reg. S., 7.500%, 01/15/19	293
1,000	Edgen Murray Corp., 12.250%, 01/15/15	1,020
1,075	FMG Resources August 2006 Pty Ltd., (Australia), 6.875%, 02/01/18 (e)	1,134
1,510	Nucor Corp., 6.400%, 12/01/37	2,041
	Rio Tinto Finance USA Ltd., (Australia),
538	3.500%, 11/02/20	562
1,121	3.750%, 09/20/21	1,195

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Metals & Mining — Continued
500	9.000%, 05/01/19	690
270	Severstal Columbus LLC, 10.250%, 02/15/18	296
	Steel Dynamics, Inc.,
1,500	6.750%, 04/01/15	1,526
10	7.750%, 04/15/16	11
	United States Steel Corp.,
474	6.050%, 06/01/17	483
280	7.000%, 02/01/18	291
250	7.375%, 04/01/20	261
188	Wolverine Tube, Inc., 6.000%, 06/28/14 (f) (i)	188

		13,838

	Paper & Forest Products — 0.8%
620	AbitibiBowater, Inc., 10.250%, 10/15/18 (e)	708
	Abitibi-Consolidated Co. of Canada, (Canada),
14,926	6.000%, 06/20/13 (d)	75
1,999	7.750%, 06/15/11 (d)	10
7,648	8.375%, 04/01/15 (d)	38
	Abitibi-Consolidated, Inc., (Canada),
1,199	7.500%, 04/01/28 (d)	6
730	8.850%, 08/01/30 (d)	4
2,978	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	3,045
500	Boise Paper Holdings LLC/Boise Co.-Issuer Co., 8.000%, 04/01/20	549
537	Cascades, Inc., (Canada), 7.750%, 12/15/17	550
950	Domtar Corp., 10.750%, 06/01/17	1,235
	Georgia-Pacific LLC,
1,000	5.400%, 11/01/20 (e)	1,127
1,200	7.750%, 11/15/29	1,523
400	8.250%, 05/01/16 (e)	443
1,154	Jefferson Smurfit Corp., 8.250%, 10/01/12 (d) (f) (i)	25
5,650	NewPage Corp., 11.375%, 12/31/14 (d)	3,404
750	P.H. Glatfelter Co., 7.125%, 05/01/16	767
1,000	PE Paper Escrow GmbH, (Austria), 12.000%, 08/01/14 (e)	1,090
1,650	Potlatch Corp., 7.500%, 11/01/19	1,749
300	Sappi Papier Holding GmbH, (Austria), 6.625%, 04/15/21 (e) (f) (i)	281
	Smurfit-Stone Container Enterprises, Inc.,
1,640	8.000%, 03/15/17 (d) (f) (i)	35
2,656	8.375%, 07/01/12 (d) (f) (i)	56
1,006	Verso Paper Holdings LLC/Verso Paper, Inc., 4.297%, 08/01/14	697

		17,417

	Total Materials	74,438

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.3%
31	AT&T Corp., 8.000%, 11/15/31	45
	AT&T, Inc.,
1,030	5.350%, 09/01/40	1,160
220	5.600%, 05/15/18	263
465	5.800%, 02/15/19	561
1,500	6.300%, 01/15/38	1,854
890	Bellsouth Capital Funding Corp., 7.120%, 07/15/97	1,076
	BellSouth Corp.,
2,090	5.200%, 09/15/14	2,311
100	6.875%, 10/15/31	123
	BellSouth Telecommunications, Inc.,
371	6.300%, 12/15/15	395
330	7.000%, 12/01/95	396
	Cincinnati Bell, Inc.,
800	8.250%, 10/15/17	826
145	8.750%, 03/15/18	138
	Deutsche Telekom International Finance B.V., (Netherlands),
100	6.750%, 08/20/18	121
1,000	8.750%, 06/15/30	1,426
	Frontier Communications Corp.,
785	7.125%, 03/15/19	803
1,165	8.125%, 10/01/18	1,255
215	8.500%, 04/15/20	233
15	8.750%, 04/15/22	16
800	GTE Corp., 6.840%, 04/15/18	989
2,750	Level 3 Communications, Inc., 11.875%, 02/01/19	3,128
	Qwest Communications International, Inc.,
1,000	7.125%, 04/01/18	1,070
90	8.000%, 10/01/15	97
	Telecom Italia Capital S.A., (Luxembourg),
562	5.250%, 11/15/13	570
190	7.721%, 06/04/38	180
	Telefonica Emisiones S.A.U., (Spain),
138	5.462%, 02/16/21	139
600	5.855%, 02/04/13	620
80	5.877%, 07/15/19	83
	Verizon Communications, Inc.,
89	4.750%, 11/01/41	95
585	6.900%, 04/15/38	774
75	7.350%, 04/01/39	104

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Telecommunication Services — Continued
	Verizon Global Funding Corp.,
820	7.750%, 12/01/30	1,155
290	7.750%, 06/15/32	403
2,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	2,503
	Windstream Corp.,
955	7.500%, 06/01/22 (e)	1,029
500	7.750%, 10/15/20	546
1,963	7.750%, 10/01/21	2,145
525	8.125%, 08/01/13	563
125	8.125%, 09/01/18	137

		29,332

	Wireless Telecommunication Services — 0.6%
732	America Movil S.A.B. de C.V., (Mexico), 2.375%, 09/08/16	747
450	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17 (e)	491
144	Cricket Communications, Inc., 7.750%, 05/15/16	153
1,260	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	1,293
75	MetroPCS Wireless, Inc., 7.875%, 09/01/18	80
2,750	Nextel Communications, Inc., 7.375%, 08/01/15	2,716
	NII Capital Corp.,
365	8.875%, 12/15/19	393
185	10.000%, 08/15/16	211
240	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	303
800	Sprint Capital Corp., 8.750%, 03/15/32	712
	Sprint Nextel Corp.,
125	8.375%, 08/15/17	123
1,638	9.000%, 11/15/18 (e)	1,826
177	11.500%, 11/15/21 (e)	193
1,650	Vimpel Communications Via VIP Finance Ireland Ltd., OJSC, (Ireland), 7.748%, 02/02/21 (e)	1,643
250	VimpelCom Holdings B.V., (Netherlands), 6.255%, 03/01/17 (e)	246
870	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15	982
	Wind Acquisition Finance S.A., (Luxembourg),
775	7.250%, 02/15/18 (e)	756
1,175	11.750%, 07/15/17 (e)	1,204
475	PIK, 12.250%, 07/15/17 (e)	415

		14,487

	Total Telecommunication Services	43,819

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	113

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Utilities — 2.9%
	Electric Utilities — 1.7%
891	Alabama Power Co., 6.125%, 05/15/38	1,173
	Carolina Power & Light Co.,
90	5.300%, 01/15/19	106
500	6.300%, 04/01/38	678
1,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	1,084
300	Consolidated Edison Co. of New York, Inc., 5.500%, 12/01/39	367
925	Consumers Energy Co., 6.700%, 09/15/19	1,177
340	Detroit Edison Co. (The), 3.900%, 06/01/21	371
	DPL, Inc.,
300	6.500%, 10/15/16 (e)	327
255	7.250%, 10/15/21 (e)	291
80	Dubai Electricity & Water Authority, (United Arab Emirates), 8.500%, 04/22/15 (e)	88
	Duke Energy Carolinas LLC,
780	4.300%, 06/15/20	886
200	5.250%, 01/15/18	235
500	5.625%, 11/30/12	518
1,100	6.050%, 04/15/38	1,457
280	Duke Energy Indiana, Inc., 3.750%, 07/15/20	301
1,200	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	1,191
115	Florida Power Corp., 5.650%, 06/15/18	138
	Georgia Power Co.,
562	5.250%, 12/15/15	641
140	5.950%, 02/01/39	178
2,000	Ipalco Enterprises, Inc., 7.250%, 04/01/16 (e)	2,220
483	John Sevier Combined Cycle Generation LLC, 4.626%, 01/15/42	519
988	Massachusetts Electric Co., 5.900%, 11/15/39 (e)	1,200
860	MidAmerican Energy Co., 5.300%, 03/15/18	1,008
	Nevada Power Co.,
446	5.375%, 09/15/40	522
600	7.125%, 03/15/19	757
	NextEra Energy Capital Holdings, Inc.,
275	5.350%, 06/15/13	288
265	7.875%, 12/15/15	318
300	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	333
	Nisource Finance Corp.,
1,470	6.400%, 03/15/18	1,736
150	6.800%, 01/15/19	180

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Electric Utilities — Continued
	Northern States Power Co.,
173	5.350%, 11/01/39	212
765	6.250%, 06/01/36	1,032
	Pacific Gas & Electric Co.,
267	4.500%, 12/15/41	279
1,010	5.625%, 11/30/17	1,206
	PacifiCorp,
1,900	5.750%, 04/01/37	2,384
250	7.240%, 08/16/23	319
1,880	Peco Energy Co., 5.350%, 03/01/18	2,225
360	Potomac Electric Power Co., 6.500%, 11/15/37	484
50	Progress Energy, Inc., 6.050%, 03/15/14	55
1,121	PSEG Power LLC, 5.125%, 04/15/20	1,246
	Public Service Co. of Colorado,
198	3.200%, 11/15/20	210
35	6.500%, 08/01/38	49
1,050	Public Service Co. of New Mexico, 7.950%, 05/15/18	1,261
	Public Service Co. of Oklahoma,
88	5.150%, 12/01/19	100
1,100	6.625%, 11/15/37	1,413
	Public Service Electric & Gas Co.,
350	2.700%, 05/01/15	369
155	5.300%, 05/01/18	185
416	5.375%, 11/01/39	509
	San Diego Gas & Electric Co.,
249	4.500%, 08/15/40	275
500	6.000%, 06/01/39	672
	Southern California Edison Co.,
450	5.550%, 01/15/37	561
285	5.950%, 02/01/38	375
292	Southern Co. (The), 1.950%, 09/01/16	296
145	Spectra Energy Capital LLC, 7.500%, 09/15/38	188
120	Union Electric Co., 8.450%, 03/15/39	192
	Virginia Electric and Power Co.,
235	6.350%, 11/30/37	317
670	8.875%, 11/15/38	1,110

		37,812

	Gas Utilities — 0.3%
250	ANR Pipeline Co., 9.625%, 11/01/21	374
600	Atmos Energy Corp., 5.125%, 01/15/13	623
369	Boston Gas Co., 4.487%, 02/15/42 (e)	375

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Gas Utilities — Continued
570	CenterPoint Energy Resources Corp., 6.625%, 11/01/37	709
388	Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125%, 07/15/22 (e)	401
325	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 12/15/18	335
	TransCanada PipeLines Ltd., (Canada),
1,505	4.000%, 06/15/13	1,559
1,000	6.200%, 10/15/37	1,269

		5,645

	Independent Power Producers & Energy Traders — 0.8%
	AES Eastern Energy LP,
481	9.000%, 01/02/17 (d)	144
1,612	9.670%, 01/02/29 (d)	516
3,450	Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.000%, 06/01/16 (e)	3,752
	Calpine Corp.,
1,341	7.875%, 07/31/20 (e)	1,482
1,659	7.875%, 01/15/23 (e)	1,808
	Dynegy Holdings LLC,
105	7.625%, 10/15/26 (d)	67
4,770	7.750%, 06/01/19 (d)	3,100
	Edison Mission Energy,
2,500	7.000%, 05/15/17	1,675
800	7.200%, 05/15/19	520
243	FPL Energy National Wind, 6.125%, 03/25/19 (e)	239
255	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	204
698	Homer City Funding LLC, 8.137%, 10/01/19	636
1,364	Midwest Generation LLC, 8.560%, 01/02/16	1,392
2,750	NRG Energy, Inc., 7.625%, 01/15/18	2,784
333	Ormat Funding Corp., 8.250%, 12/30/20	313
235	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	64

		18,696

	Multi-Utilities — 0.1%
	Dominion Resources, Inc.,
46	4.900%, 08/01/41	51
365	5.250%, 08/01/33	406
400	7.000%, 06/15/38	551
160	DTE Energy Co., 7.625%, 05/15/14	181
	Sempra Energy,
255	6.150%, 06/15/18	306
75	6.500%, 06/01/16	89

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Multi-Utilities — Continued
	220	8.900%, 11/15/13	245
	420	9.800%, 02/15/19	575
	73	Wisconsin Electric Power Co., 2.950%, 09/15/21	75
	36	Xcel Energy, Inc., 4.800%, 09/15/41	39

			2,518

		Water Utilities — 0.0% (g)
	925	American Water Capital Corp., 6.085%, 10/15/17	1,083

		Total Utilities	65,754

		Total Corporate Bonds (Cost $803,175)	847,708

	Foreign Government Securities — 1.8%
	200	Banco Nacional de Desenvolvimento Economico e Social, (Brazil), 6.369%, 06/16/18 (e)	230
BRL	70	Brazil Notas do Tesouro Nacional Serie B, (Brazil), 6.000%, 05/15/13	90
BRL	630	Brazil Notas do Tesouro Nacional Serie F, (Brazil), 10.000%, 01/01/14	367
	220	Citigroup Funding, Inc., CLN, 13.300%, 10/02/13 (linked to Republic of Ghana, 13.300%, 10/02/13; credit rating BBB+), (Ghana) (e) (f) (i)	177
	100	Citigroup Funding, Inc., CLN, 14.250%, 06/19/13 (linked to Indonesia Government Bond, 14.250%, 06/15/13; credit rating BB+), (Indonesia) (e) (f) (i)	92
	130	Citigroup Funding, Inc., CLN, 14.990%, 03/13/13 (linked to Government of Ghana 3-Year Bond, 14.990%, 03/11/13; credit rating B), (Ghana) (e) (f) (i)	106
	220	Eskom Holdings SOC Ltd., (South Africa), Reg. S., 5.750%, 01/26/21	236
		Federal Republic of Brazil, (Brazil),
	133	8.000%, 01/15/18	160
	400	8.250%, 01/20/34	613
	380	11.000%, 08/17/40	506
	299	12.250%, 03/06/30	577
BRL	565	12.500%, 01/05/22	422
		Government of Dominican Republic, (Dominican Republic),
	100	Reg. S., 7.500%, 05/06/21	102
	316	Reg. S., 9.040%, 01/23/18	346
DOP	8,500	15.950%, 06/04/21 (e)	210
		Government of Ukraine, (Ukraine),
	670	6.580%, 11/21/16 (e)	609

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	115

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — Continued
105	IIRSA Norte Finance Ltd., (Peru), Reg. S., 8.750%, 05/30/24 (f) (i)	121
6,000	Israel Government AID Bond, (Israel), Zero Coupon, 08/15/17	5,539
200	Namibia International Bonds, (Namibia), 5.500%, 11/03/21 (e)	206
339	Poland Government Bond, (Poland), 5.000%, 03/23/22	360
200	Province of Manitoba, (Canada), 2.125%, 04/22/13	204
655	Province of Nova Scotia, (Canada), 9.250%, 03/01/20	947
	Province of Ontario, (Canada),
780	2.700%, 06/16/15	824
1,635	2.950%, 02/05/15	1,733
300	Province of Quebec, (Canada), 6.350%, 01/30/26	401
	Republic of Argentina, (Argentina),
1,828	SUB, 2.500%, 12/31/38	686
24	7.000%, 10/03/15	23
53	8.280%, 12/31/33	42
1,321	8.750%, 06/02/17	1,301
520	Republic of Belarus, (Belarus), 8.750%, 08/03/15	494
	Republic of Colombia, (Colombia),
100	6.125%, 01/18/41	123
100	7.375%, 01/27/17	123
240	8.125%, 05/21/24	338
270	10.375%, 01/28/33	454
	Republic of Croatia, (Croatia),
200	6.375%, 03/24/21 (e)	189
190	Reg. S., 6.625%, 07/14/20	184
230	Reg. S., 6.750%, 11/05/19	226
200	Republic of Ecuador, (Ecuador), 9.375%, 12/15/15	203
	Republic of El Salvador, (El Salvador),
130	Reg. S., 7.375%, 12/01/19	140
240	Reg. S., 7.650%, 06/15/35	245
140	Reg. S., 8.250%, 04/10/32	153
	Republic of Hungary, (Hungary),
481	6.250%, 01/29/20	453
190	6.375%, 03/29/21	179
268	7.625%, 03/29/41	251
	Republic of Indonesia, (Indonesia),
190	Reg. S., 5.875%, 03/13/20	221
255	Reg. S., 6.750%, 03/10/14	278
50	Reg. S., 7.750%, 01/17/38	70

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

340	Reg. S., 8.500%, 10/12/35	508
350	11.625%, 03/04/19 (e)	526
750	Republic of Iraq, (Iraq), Reg. S., 5.800%, 01/15/28	583
320	Republic of Ivory Coast, (Ivory Coast), Reg. S., 0.000%, 12/31/32 (d)	197
	Republic of Lithuania, (Lithuania),
565	5.125%, 09/14/17 (e)	573
40	6.125%, 03/09/21 (e)	41
160	Reg. S., 6.750%, 01/15/15	172
170	Republic of Pakistan, (Pakistan), Reg. S., 7.125%, 03/31/16	133
	Republic of Panama, (Panama),
140	7.250%, 03/15/15	162
350	9.375%, 04/01/29	559
	Republic of Peru, (Peru),
519	5.625%, 11/18/50	568
PEN 455	6.950%, 08/12/31 (e)	185
330	7.350%, 07/21/25	445
60	8.375%, 05/03/16	75
218	8.750%, 11/21/33	334
88	9.875%, 02/06/15	108
	Republic of Philippines, (Philippines),
170	4.000%, 01/15/21	178
200	5.000%, 01/13/37	213
300	6.500%, 01/20/20	367
390	7.750%, 01/14/31	546
100	9.500%, 02/02/30	160
470	10.625%, 03/16/25	767
280	Republic of Romania, (Romania), 6.750%, 02/07/22 (e)	287
	Republic of Serbia, (Serbia),
87	Reg. S., SUB, 6.750%, 11/01/24	84
200	7.250%, 09/28/21 (e)	203
	Republic of South Africa, (South Africa),
100	4.665%, 01/17/24	105
430	5.500%, 03/09/20	488
470	Republic of Sri Lanka, (Sri Lanka), 6.250%, 10/04/20 (e)	458
	Republic of Turkey, (Turkey),
TRY 110	VAR, 0.000%, 02/11/15	78
500	6.750%, 04/03/18	560
115	6.875%, 03/17/36	125
335	7.250%, 03/15/15	371
317	7.250%, 03/05/38	362
100	7.500%, 07/14/17	115
TRY 396	10.500%, 01/15/20	243

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — Continued
	Republic of Uruguay, (Uruguay),
UYU 584	3.751%, 06/26/37	41
UYU 3,000	5.999%, 04/05/27	239
430	7.625%, 03/21/36	594
55	PIK, 7.875%, 01/15/33	76
	Republic of Venezuela, (Venezuela),
604	Reg. S., 5.750%, 02/26/16	539
471	Reg. S., 6.000%, 12/09/20	353
370	Reg. S., 7.000%, 03/31/38	264
60	7.650%, 04/21/25	46
460	Reg. S., 7.750%, 10/13/19	389
155	Reg. S., 8.250%, 10/13/24	126
100	Reg. S., 9.000%, 05/07/23	85
145	9.250%, 09/15/27	130
40	Reg. S., 11.950%, 08/05/31	40
	Russian Federation, (Russia),
2,109	Reg. S., SUB, 7.500%, 03/31/30	2,512
130	12.750%, 06/24/28	232
200	State of Qatar, (Qatar), Reg. S., 5.750%, 01/20/42	217
	United Mexican States, (Mexico),
640	5.625%, 01/15/17	738
650	5.750%, 10/12/10	692
188	5.950%, 03/19/19	225
160	6.050%, 01/11/40	194
100	6.750%, 09/27/34	130
MXN 3,000	7.750%, 12/14/17	260
100	8.300%, 08/15/31	150
MXN 2,100	10.000%, 11/20/36	206

	Total Foreign Government Securities (Cost $39,390)	40,911

Mortgage Pass-Through Securities — 5.1%
	Federal Home Loan Mortgage Corp.,
105	ARM, 2.289%, 08/01/36	112
321	ARM, 2.328%, 10/01/36	342
360	ARM, 2.799%, 03/01/36	378
761	ARM, 3.270%, 03/01/36	814
592	ARM, 5.285%, 10/01/37	632
121	ARM, 5.877%, 05/01/37	128
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
1,524	4.000%, 08/01/18 - 05/01/19	1,617
783	4.500%, 10/01/18	833
92	5.000%, 05/01/18	99
705	5.500%, 01/01/21	771
622	6.000%, 11/01/21	672

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

330		6.500%, 07/01/14	347
61		7.500%, 01/01/17	67
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
1,329		6.500%, 11/01/22 - 03/01/26	1,484
411		7.000%, 01/01/27	474
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
405		4.000%, 09/01/33	427
2,714		4.500%, 05/01/41	2,886
88		6.000%, 02/01/29	97
1,041		6.500%, 01/01/24 - 11/01/36	1,176
1,122		7.000%, 09/01/24 - 10/01/36 (m)	1,295
134		7.500%, 10/01/19 - 02/01/27	152
138		8.000%, 08/01/27 - 03/01/30	166
		Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
2,388		7.500%, 01/01/32 - 12/01/36	2,822
534		10.000%, 10/01/30	640
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
109		7.000%, 12/01/14 - 03/01/16	116
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
4		7.500%, 02/01/17	4
5		12.000%, 08/01/15 - 07/01/19	6
—	(h)	13.000%, 06/01/14	—	(h)
		Federal National Mortgage Association,
331		ARM, 2.470%, 05/01/35	353
203		ARM, 2.565%, 01/01/34	215
24		ARM, 2.750%, 10/01/33	25
596		ARM, 3.460%, 04/01/37	628
430		ARM, 3.679%, 03/01/37	460
112		ARM, 4.770%, 04/01/37	119
289		ARM, 5.543%, 07/01/37	301
1,287		ARM, 5.611%, 01/01/23	1,400
482		ARM, 6.000%, 02/01/37	525
153		ARM, 6.029%, 07/01/37	164
		Federal National Mortgage Association, 15 Year, Single Family,
4,768		3.500%, 09/01/18 - 07/01/19	5,012
2,862		4.000%, 07/01/18 - 12/01/18	3,052
357		4.500%, 07/01/18	390
3,493		5.000%, 05/01/18 - 07/01/25	3,794
937		5.500%, 08/01/17 - 07/01/20	1,022
1,782		6.000%, 01/01/14 - 08/01/22	1,927
32		6.500%, 05/01/13	33

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	117

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

Mortgage Pass-Through Securities — Continued
—	(h)	7.000%, 03/01/15	—	(h)
14		8.000%, 01/01/16	15
		Federal National Mortgage Association, 20 Year, Single Family,
1,761		3.500%, 12/01/30	1,844
1,891		6.000%, 04/01/24 - 08/01/27	2,088
795		6.500%, 11/01/18	892
281		Federal National Mortgage Association, 30 Year, FHA/VA, 5.500%, 08/01/34	307
		Federal National Mortgage Association, 30 Year, Single Family,
2,047		5.000%, 08/01/40	2,212
1,983		5.500%, 12/01/28 - 09/01/34	2,169
2,816		6.000%, 03/01/34 - 08/01/37	3,143
3,317		6.500%, 04/01/28 - 10/01/38	3,764
1,848		7.000%, 03/01/28 - 04/01/37	2,149
738		7.500%, 09/01/25 - 11/01/38	881
—	(h)	8.000%, 08/01/22	—	(h)
62		8.500%, 10/01/25 - 12/01/25	73
4		9.000%, 01/01/19 - 04/01/25	5
15		12.500%, 01/01/16	17
		Federal National Mortgage Association, Other,
1,860		2.140%, 04/01/19	1,862
1,874		2.490%, 10/01/17	1,942
1,540		2.750%, 03/01/22	1,550
1,750		3.482%, 11/01/20	1,865
1,680		3.492%, 01/01/18	1,808
1,575		3.590%, 10/01/20	1,699
1,508		3.730%, 06/01/18	1,649
1,651		3.782%, 12/01/21	1,782
1,640		3.810%, 01/01/19	1,791
1,275		4.195%, 07/01/21	1,408
2,144		4.319%, 12/01/19	2,380
3,000		4.399%, 02/01/20	3,376
1,320		4.500%, 01/01/20	1,413
2,451		4.515%, 02/01/20	2,758
1,979		4.794%, 01/01/21	2,249
1,361		5.000%, 12/01/32 - 08/01/33	1,451
775		5.500%, 09/01/17	839
476		6.500%, 04/01/36 - 07/01/36	533
		Government National Mortgage Association II, 30 Year, Single Family,
9,581		6.000%, 11/20/32 - 09/20/38	10,781
2,698		6.500%, 02/20/29 - 10/20/39	3,088
5,767		7.000%, 06/20/32 - 01/20/39	6,775
578		7.500%, 08/20/25 - 05/20/32	693
1,027		8.000%, 08/20/26 - 09/20/31	1,246

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

975	Government National Mortgage Association, 15 Year, Single Family, 6.500%, 10/15/23	1,078
	Government National Mortgage Association, 30 Year, Single Family,
398	6.500%, 02/15/28 - 10/15/29	459
142	7.000%, 02/15/24 - 02/15/28	165
124	7.250%, 07/15/21 - 01/15/28	142
77	7.500%, 10/15/22 - 09/15/29	84
6	7.750%, 02/15/27	6
3	8.500%, 11/15/25	4
110	9.000%, 04/15/16 - 01/15/25	122
4	10.000%, 11/15/20	5
2	13.000%, 01/15/15	2

	Total Mortgage Pass-Through Securities (Cost $108,647)	114.541

Municipal Bonds — 0.6%
	California — 0.1%
1,000	Los Angeles Department of Airports, Taxable Build America Bonds, Rev., 6.582%, 05/15/39	1,226

	Illinois — 0.1%
780	Railsplitter Tobacco Settlement Authority, Rev., 5.250%, 06/01/21	893
1,960	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	1,883

		2,776

	New York — 0.2%
900	New York City Municipal Water Finance Authority, Second General Resolution, Rev., 5.375%, 06/15/43	1,021
	New York State Dormitory Authority, State Personal Taxable General Purpose, Build America Bonds,
560	Series H, Rev., 5.289%, 03/15/33	637
1,165	Series H, Rev., 5.389%, 03/15/40	1,352
1,450	Port Authority of New York & New Jersey, Rev., Construction 164, 5.647%, 11/01/40	1,735

		4,745

	Ohio — 0.1%
1,040	American Municipal Power, Inc., Build America Bonds, Series B, Rev., 7.499%, 02/15/50	1,350
1,563	Ohio State University (The), Series A, Rev., 4.800%, 06/01/11	1,658

		3,008

	Oklahoma — 0.1%
900	Oklahoma City Water Utilities Trust, Water & Sewer, Rev., 5.375%, 07/01/40	1,060

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Municipal Bonds — Continued
	Washington — 0.0% (g)
900	City of Seattle, Light & Power Imrovement, Series A, Rev., 5.250%, 02/01/33	1,043

	Total Municipal Bonds (Cost $12,105)	13,858

Supranational — 0.1%
1,260	Corp. Andina de Fomento, 3.750%, 01/15/16	1,295
330	Eurasian Development Bank, Reg. S, 7.375%, 09/29/14	358

	Total Supranational (Cost $1,609)	1,653

U.S. Government Agency Securities — 1.1%
1,500	Federal Home Loan Bank, 1.750%, 12/14/12	1,518
	Federal Home Loan Mortgage Corp.,
915	1.350%, 04/29/14	933
635	5.250%, 04/18/16	746
385	6.750%, 09/15/29	562
	Federal National Mortgage Association,
7,360	Zero Coupon, 06/01/17	6,821
825	5.000%, 05/11/17	984
1,500	5.625%, 07/15/37	2,063
1,000	8.200%, 03/10/16	1,285
1,000	Federal National Mortgage Association STRIPS, 11/15/21	767
	Financing Corp. Fico,
1,285	Zero Coupon, 04/05/19	1,115
500	Zero Coupon, 09/26/19	426
426	New Valley Generation II, 5.572%, 05/01/20	489
633	New Valley Generation III, 4.929%, 01/15/21	721
3,870	Residual Funding Corp. STRIPS, Zero Coupon, 07/15/20	3,224
	Tennessee Valley Authority,
902	4.625%, 09/15/60	1,028
869	5.250%, 09/15/39	1,088
500	Tennessee Valley Authority STRIPS, Zero Coupon, 11/01/25	317

	Total U.S. Government Agency Securities (Cost $21,347)	24,087

U.S. Treasury Obligations — 16.6%
	U.S. Treasury Bonds,
85	3.500%, 02/15/39	92
555	4.375%, 02/15/38	696
5,000	4.500%, 02/15/36	6,358
3,890	4.500%, 05/15/38	4,974
2,500	5.250%, 02/15/29	3,384
1,000	5.500%, 08/15/28	1,384

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

2,340	6.000%, 02/15/26	3,324
5,000	6.250%, 08/15/23	7,096
4,250	6.375%, 08/15/27	6,326
7,600	7.125%, 02/15/23	11,404
7,200	7.250%, 08/15/22	10,811
17,000	7.500%, 11/15/16 (m)	22,254
4,800	7.500%, 11/15/24	7,573
2,625	7.875%, 02/15/21	3,976
13,600	8.125%, 05/15/21 (m)	21,002
10,000	8.125%, 08/15/21	15,532
5,000	8.500%, 02/15/20	7,636
6,000	8.750%, 08/15/20	9,398
22,210	8.875%, 08/15/17 (m)	31,592
1,000	U.S. Treasury Inflation Indexed Bond, 3.625%, 04/15/28	2,115
	U.S. Treasury Notes,
45	1.375%, 04/15/12 (k)	45
4,000	1.375%, 09/15/12	4,026
6,625	1.375%, 10/15/12 (m)	6,675
5,275	1.375%, 11/15/12	5,320
2,665	1.375%, 11/30/18	2,672
10,000	1.875%, 06/15/12	10,051
100	2.000%, 04/30/16	105
225	2.250%, 05/31/14	235
335	2.250%, 01/31/15	353
11,000	2.250%, 11/30/17	11,726
2,780	2.625%, 02/29/16	2,997
130	2.625%, 04/30/16	140
12,940	2.750%, 05/31/17 (m)	14,139
7,115	2.875%, 03/31/18	7,841
1,000	3.125%, 10/31/16	1,106
10,654	3.125%, 05/15/19	11,896
2,250	3.250%, 03/31/17	2,512
7,860	4.750%, 08/15/17	9,436
	U.S. Treasury STRIPS,
308	05/15/14	306
2,000	11/15/14	1,977
2,425	11/15/15	2,371
6,980	05/15/16	6,760
6,916	02/15/17	6,598
12,239	08/15/17	11,552
19,170	11/15/17	17,976
6,000	02/15/18	5,585
1,606	08/15/18	1,473
185	08/15/19	164
4,701	05/15/20	4,070

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	119

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

U.S. Treasury Obligations — Continued
5,185		11/15/20	4,405
5,000		05/15/21	4,167
22,000		11/15/21 (m)	17,982
5,000		08/15/22	3,962
5,000		11/15/22	3,921
4,000		08/15/24	2,901
5,000		11/15/24	3,586
2,900		02/15/25	2,055
2,550		02/15/27	1,655
8,000		11/15/27	5,040
2,615		02/15/28	1,631

		Total U.S. Treasury Obligations (Cost $338,031)	378,339

SHARES
Common Stocks — 0.5%
		Consumer Discretionary — 0.1%
		Automobiles — 0.1%
73		General Motors Co. (a)	1,909

		Leisure Equipment & Products — 0.0% (g)
31		New True Temper Holdings Corp., Inc. (a) (f) (i)	369

		Total Consumer Discretionary	2,278

		Consumer Staples — 0.0%
		Food Products — 0.0%
40		Eurofresh, Inc., ADR (a) (f) (i)	—

		Financials — 0.2%
		Diversified Financial Services — 0.2%
208		Capmark Financial Group, Inc. (a)	4,106

		Industrials — 0.0% (g)
		Commercial Services & Supplies — 0.0% (g)
—	(h)	Quad/Graphics, Inc.	5

		Information Technology — 0.0% (g)
		Semiconductors & Semiconductor Equipment — 0.0% (g)
11		Magnachip Semiconductor Corp., (Luxembourg) (a)	126

		Materials — 0.2%
		Chemicals — 0.1%
26		LyondellBasell Industries N.V., (Netherlands), Class A	1,128

		Construction Materials — 0.0% (g)
264		U.S. Concrete, Inc. (a)	1,110

		Containers & Packaging — 0.0% (g)
9		Constar International, Inc., ADR (a) (f) (i)	4

		Metals & Mining — 0.0% (g)
8		Wolverine Tube, Inc., ADR (a) (f) (i)	208

SHARES		SECURITY DESCRIPTION	VALUE

		Paper & Forest Products — 0.1%
188		AbitibiBowater, Inc., (Canada) (a)	2,875

		Total Materials	5,325

		Telecommunication Services — 0.0% (g)
		Diversified Telecommunication Services — 0.0%
—	(h)	XO Holdings, Inc. (a) (f) (i)	—

		Wireless Telecommunication Services — 0.0% (g)
—	(h)	Sprint Nextel Corp. (a)	—	(h)

		Total Telecommunication Services	—	(h)

		Utilities — 0.0% (g)
		Independent Power Producers & Energy Traders — 0.0% (g)
1		NRG Energy, Inc. (a)	17

		Total Common Stocks (Cost $14,536)	11,857

Preferred Stocks — 0.5%
		Consumer Discretionary — 0.2%
		Automobiles — 0.1%
35		General Motors Co., 4.750%, 12/01/13	1,494

		Diversified Consumer Services — 0.0% (g)
34		Carriage Services Capital Trust, 7.000%, 06/01/29	1,476

		Household Durables — 0.1%
153		M/I Homes, Inc., 9.750%, 04/17/12 ($25.00 par value)@ (a)	2,330

		Total Consumer Discretionary	5,300

		Consumer Staples — 0.0%
		Food Products — 0.0%
—	(h)	Eurofresh, Inc., ADR, 15.000%, 11/18/16 (a) (f) (i)	—

		Financials — 0.3%
		Commercial Banks — 0.1%
10		CoBank ACB, Series C, 11.000%, 07/01/13 ($50.00 par value)@ (e)	545
15		CoBank ACB, Series D, 11.000%, 10/01/14 ($50.00 par value)@	803
8		CoBank ACB, 7.000%, 04/02/12 ($50.00 par value)@ (e)	388

			1,736

		Consumer Finance — 0.2%
4		Ally Financial, Inc., 7.000%, 04/02/12 ($1,000.00 par value)@ (e)	3,450
14		Citigroup Capital XIII, VAR, 7.875%, 10/30/40	389

			3,839

		Total Financials	5,575

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

SHARES	SECURITY DESCRIPTION	VALUE

Preferred Stocks — Continued
	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
1	Constar International, Inc., 11.000% (a) (f) (i)	204

	Total Preferred Stocks (Cost $11,802)	11,079

PRINCIPAL AMOUNT
Loan Participations & Assignments — 1.9%
	Consumer Discretionary — 1.2%
	Automobiles — 0.2%
3,537	Chrysler, Term Loan B, VAR, 6.000%, 05/24/17	3,546

	Broadcasting & Cable TV — 0.1%
968	Atlantic Broadband, Term Loan B, VAR, 4.000%, 03/08/16	964
200	Kabel Deutschland, Facility F Loan, VAR, 02/01/19^	199
	Midcontinent Communications, Term Loan B,
298	VAR, 4.000%, 12/31/16	293

		1,456

	Diversified Consumer Services — 0.0% (g)
215	Tishman Speyer Office, Term Loan, VAR, 8.000%, 05/20/12 ^	214

	Gaming — 0.3%
	Caesars Entertainment Operating Co., Inc., Term B-2 Loan,
2,602	VAR, 3.244%, 01/28/15	2,438
1,398	VAR, 3.244%, 01/28/15	1,310
1,968	CCM Merger, Inc., Term Loan, VAR, 7.000%, 03/01/17	1,966
1,400	Mohegan Tribal Gaming Authority, Term Loan, VAR, 03/31/16 ^	1,372

		7,086

	Hotels, Restaurants & Leisure — 0.0% (g)
531	Burger King Corp., Tranche B Term Loan, VAR, 4.500%, 10/19/16	529

	Media — 0.4%
441	Bresnan Communications, Term Loan B, VAR, 4.500%, 12/14/17	440
1,013	Cengage Learning Acquisitions, Term Loan, VAR, 2.490%, 07/03/14	940
2,382	Clear Channel Communications, Inc., Term Loan B, VAR, 3.894%, 01/29/16	1,955
388	High Plains Broadcasting Operating Co. LLC, Term Loan, VAR, 9.000%, 09/14/16	386

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Media — Continued
	Media General, Inc., Term Loan,
827	VAR, 5.243%, 03/29/13	780
244	VAR, 5.321%, 03/29/13	231
1,451	Newport Television LLC, Term Loan, VAR, 9.000%, 09/14/16	1,445
1,750	Newsday, Fixed Rate Term Loan, VAR, 10.500%, 08/01/13	1,800
	R.H. Donnelley, Inc., Exit Term Loan,
537	VAR, 9.000%, 10/24/14	205
428	VAR, 9.000%, 10/24/14	164
114	VAR, 9.000%, 10/24/14	44
126	VAR, 9.000%, 10/24/14	48
873	Radio One, Inc., 1st Lien Term Loan B, VAR, 7.500%, 03/31/16	858
190	Univision Communications, Inc., Initial Term Loan, VAR, 2.244%, 09/29/14	187
	Vertis, Inc., 1st Lien Term Loan,
2,952	VAR, 11.750%, 12/21/15	1,028
41	VAR, 11.750%, 12/21/15	14

		10,525

	Specialty Retail — 0.2%
	Claire’s Stores, Term Loan B,
2,880	VAR, 2.994%, 05/29/14	2,728
604	VAR, 3.301%, 05/29/14	571
718	Gymboree Corp., 1st Lien Term Loan, VAR, 5.000%, 02/23/18	675

		3,974

	Total Consumer Discretionary	27,330

	Consumer Staples — 0.0% (g)
	Food Products — 0.0% (g)
	Bolthouse Farms, 1st Lien Term Loan,
128	VAR, 5.500%, 02/11/16	128
3	VAR, 5.750%, 02/11/16	3
240	High Liner Foods, Inc., Term Loan, VAR, 7.000%, 12/19/17	240

	Total Consumer Staples	371

	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
574	MEG Energy Corp., Term Loan B, VAR, 4.000%, 03/18/18	572
238	Western Refining, Inc., Term Loan B, VAR, 7.500%, 03/15/17	240

	Total Energy	812

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	121

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
	Financials — 0.1%
	Capital Markets — 0.1%
1,916	Pinafore LLC/Pinafore, Inc., Term Loan B1, VAR, 4.250%, 09/29/16	1,914

	Insurance — 0.0% (g)
88	USI Holdings Corp., Series C, New Term Loan, VAR, 7.000%, 05/05/14	87

	Real Estate Investment Trusts (REITs) — 0.0% (g)
	I-Star, Term Loan A-1,
654	VAR, 5.000%, 06/28/13	651
404	VAR, 5.000%, 06/28/13	403

		1,054

	Total Financials	3,055

	Health Care — 0.0% (g)
	Health Care Providers & Services — 0.0% (g)
173	inVentiv Health, Consolidated Term Loan, VAR, 6.500%, 08/04/16	166

	Health Care Technology — 0.0% (g)
	Emdeon Inc., Term Loan B,
2	VAR, 6.750%, 11/02/18	2
3	VAR, 6.750%, 11/02/18	3
23	VAR, 6.750%, 11/02/18	24
56	VAR, 6.750%, 11/02/18	57
15	VAR, 6.750%, 11/02/18	15

		101

	Pharmaceuticals — 0.0% (g)
	Aptalis Pharma, Inc., Term Loan,
347	VAR, 5.500%, 02/10/17	345
37	VAR, 5.500%, 02/10/17	37

		382

	Total Health Care	649

	Industrials — 0.2%
	Aerospace & Defense — 0.0% (g)
547	Ducommun, Inc., Term Loan B, VAR, 5.500%, 06/28/17	544

	Building Products — 0.1%
290	Jacuzzi Brands, Inc., 1st Lien Synthetic Credit Facility, VAR, 0.479%, 02/07/14	153
	Jacuzzi Brands, Inc., 1st Lien Term Loan B,
2,487	VAR, 2.653%, 02/07/14	1,311
5	VAR, 2.653%, 02/07/14	3

		1,467

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Commercial Services & Supplies — 0.1%
325	AZ Chem U.S., Inc., Term Loan, VAR, 7.250%, 12/22/17	328
348	Baker Corp. International, Term Loan, VAR, 5.000%, 06/01/18	348
388	Cenveo Corp., Term B Loan, VAR, 6.250%, 12/21/16	385
447	SCH Group, 1st Lien Term Loan, VAR, 6.625%, 04/28/17	405

		1,466

	Electrical Equipment — 0.0% (g)
149	Sensata Technologies B.V., Term Loan, VAR, 4.000%, 05/12/18	149

	Machinery — 0.0% (g)
349	Terex Corp., Term Loan, VAR, 5.500%, 04/28/17	352

	Road & Rail — 0.0% (g)
	Swift Transportation Co., Term Loan,
137	VAR, 6.000%, 12/21/16	137
8	VAR, 6.000%, 12/21/16	8
24	VAR, 6.000%, 12/21/16	24
108	VAR, 6.000%, 12/21/16	108

		277

	Total Industrials	4,255

	Information Technology — 0.1%
	Communications Equipment — 0.0% (g)
	Syniverse Holdings, Inc., Term Loan B,
318	VAR, 5.250%, 12/21/17	319
77	VAR, 5.250%, 12/21/17	77
1	VAR, 5.250%, 12/21/17	1

		397

	Computers & Peripherals — 0.0% (g)
	Sealed Air Corp., Term Loan B,
230	VAR, 4.750%, 10/03/18	232
263	VAR, 4.750%, 10/03/18	265

		497

	IT Services — 0.1%
	EVERTEC, Inc. Term Loan B1,
892	VAR, 5.250%, 09/30/16	889
28	VAR, 5.250%, 09/30/16	28
380	First Data Corp., Initial Tranche B1, VAR, 2.995%, 09/24/14^	363

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
		IT Services — Continued
361		First Data Corp., Initial Tranche B3, VAR, 2.995%, 09/24/14^	345

			1,625

		Total Information Technology	2,519

		Materials — 0.1%
		Chemicals — 0.1%
—	(h)	Cristal Inorganic Chemicals (Millennium), 1st Lien Term Loan, VAR, 2.829%, 05/15/14	—	(h)
		HARKO CV, Term Loan B,
157		VAR, 5.750%, 08/02/17	158
117		VAR, 5.750%, 08/02/17	117
		Nexeo Solutions, Term Loan,
70		VAR, 5.000%, 09/08/17^	69
57		VAR, 5.000%, 09/08/17^	57
57		VAR, 5.000%, 09/08/17^	56
		PolyOne Corp., Term Loan B,
295		VAR, 5.000%, 12/20/17	296
5		VAR, 5.000%, 12/20/17	5
		Trinseo S.A., 1st Lien Term Loan,
528		VAR, 6.000%, 08/02/17	476
7		VAR, 6.750%, 08/02/17	6

			1,240

		Construction Materials — 0.0% (g)
325		Summit Materials LLC, Term Loan, VAR, 6.000%, 01/30/19	325

		Metals & Mining — 0.0% (g)
298		American Rock Salt, 1st Lien Term Loan, VAR, 5.500%, 04/25/17	277
309		Noranda Aluminum, Term B Loan, VAR, 02/24/19^	309

			586

		Total Materials	2,151

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Utilities — 0.1%
	Independent Power Producers & Energy Traders — 0.1%
2,117	Texas Competitive Electric Holdings Co. LLC, Extended-Term Loan, VAR, 4.757%, 10/10/17	1,181
2,117	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, VAR, 3.757%, 10/10/14	1,288

	Total Utilities	2,469

	Total Loan Participations & Assignments (Cost $47,900)	43,611

NUMBER OF WARRANTS
Warrant — 0.1%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
	General Motors Co.,
67	expiring 7/10/2016 (Strike Price $10.00) (a)	1,132
67	expiring 7/10/2019 (Strike Price $18.33) (a)	766

	Total Warrants (Cost $2,389)	1,898

SHARES
Short-Term Investment — 7.5%
	Investment Company — 7.5%
170,014	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $170,014)	170,014

	Total Investments — 99.9% (Cost $2,150,655)	2,270,498
	Other Assets in Excess of Liabilities — 0.1%	2,129

	NET ASSETS — 100.0%	$2,272,627

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	123

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
24	10 Year U.S. Treasury Note	06/20/12	3,143	2
	Short Futures Outstanding
(13)	30 Year U.S. Treasury Bond	06/20/12	(1,842)	(3)
(1)	5 Year U.S. Treasury Note	06/29/12	(123)	— (h)

				(1)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
280,000	EUR	BNP Paribas	03/30/12	359	373	14
3,750,000	MXN	Deutsche Bank AG	03/21/12	267	291	24
				626	664	38

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
145,000	EUR	BNP Paribas	03/30/12	190	193	(3)
270,000	EUR	Credit Suisse International	03/30/12	361	360	1
10,000	EUR	Morgan Stanley	03/30/12	13	13	— (h)
3,750,000	MXN	Credit Suisse International	03/21/12	273	291	(18)
				837	857	(20)

Credit Default Swaps—Sell Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [2]	NOTIONAL AMOUNT [3]	VALUE
Goldman Sachs Capital Management:
FSA Global Funding Ltd., 6.110%, 06/29/15	1.950% quarterly	03/20/13	3.125%	1,000	(8)

[1]	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay any upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[3]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — 39.2%
	Agency CMO — 39.2%
	Federal Home Loan Mortgage Corp. REMICS,
87	Series 1343, Class LA, 8.000%, 08/15/22	104
596	Series 1367, Class K, 5.500%, 09/15/22	665
120	Series 1591, Class E, 10.000%, 10/15/23	129
1,013	Series 1633, Class Z, 6.500%, 12/15/23	1,074
1,216	Series 1694, Class PK, 6.500%, 03/15/24	1,291
5,942	Series 1785, Class A, 6.000%, 10/15/23	6,010
320	Series 1999, Class PU, 7.000%, 10/15/27	375
542	Series 2031, Class PG, 7.000%, 02/15/28	638
1,556	Series 2035, Class PC, 6.950%, 03/15/28	1,825
1,238	Series 2064, Class PD, 6.500%, 06/15/28 (m)	1,237
1,095	Series 2095, Class PE, 6.000%, 11/15/28	1,228
407	Series 2152, Class BD, 6.500%, 05/15/29	443
2,418	Series 2162, Class TH, 6.000%, 06/15/29	2,708
178	Series 2345, Class PQ, 6.500%, 08/15/16	185
1,245	Series 2367, Class ME, 6.500%, 10/15/31	1,350
2,692	Series 2480, Class EJ, 6.000%, 08/15/32	2,985
5,859	Series 2562, Class PG, 5.000%, 01/15/18	6,301
2,193	Series 2571, Class PV, 5.500%, 01/15/14	2,267
881	Series 2580, Class QM, 5.000%, 10/15/31	888
3,095	Series 2611, Class QZ, 5.000%, 05/15/33	3,608
1,527	Series 2630, Class KS, 4.000%, 01/15/17	1,534
596	Series 2647, Class A, 3.250%, 04/15/32	616
2,887	Series 2651, Class VZ, 4.500%, 07/15/18	3,072
9,000	Series 2656, Class BG, 5.000%, 10/15/32	9,731
2,500	Series 2688, Class DG, 4.500%, 10/15/23	2,711
8,588	Series 2727, Class PE, 4.500%, 07/15/32	9,137
1,183	Series 2749, Class TD, 5.000%, 06/15/21	1,192
6,000	Series 2773, Class TB, 4.000%, 04/15/19	6,446
7,450	Series 2841, Class AT, 4.000%, 08/15/19	8,018
2,428	Series 2882, Class QD, 4.500%, 07/15/34	2,650
6,342	Series 2915, Class MU, 5.000%, 01/15/35	7,187
3,198	Series 2927, Class GA, 5.500%, 10/15/34	3,589
5,500	Series 2931, Class QD, 4.500%, 02/15/20	6,127
7,267	Series 2976, Class HP, 4.500%, 01/15/33	7,676
10,600	Series 3036, Class ND, 5.000%, 05/15/34 (m)	11,543
2,216	Series 3045, Class HN, 4.500%, 09/15/33	2,365
2,172	Series 3085, Class VS, HB, IF, 27.726%, 12/15/35	3,504
5,034	Series 3181, Class OP, PO, 07/15/36	4,804
4,500	Series 3188, Class GE, 6.000%, 07/15/26	5,005
13,422	Series 3325, Class JL, 5.500%, 06/15/37	14,783
6,000	Series 3341, Class PE, 6.000%, 07/15/37	7,050
7,000	Series 3413, Class B, 5.500%, 04/15/37	8,104
6,000	Series 3544, Class PC, 5.000%, 05/15/37	6,525

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
4,000	Series 3699, Class QH, 5.500%, 07/15/40	4,778
20,632	Series 3737, Class DG, 5.000%, 10/15/30	22,397
7,000	Series 3798, Class AY, 3.500%, 01/15/26	7,395
5,000	Series 3809, Class BC, 3.500%, 02/15/26	5,290
6,351	Series 3926, Class MW, 4.500%, 09/15/26	7,072
45,807	Series 3981, Class PA, 3.000%, 04/15/31	47,690
87	Federal Home Loan Mortgage Corp. STRIPS, Series 155, Class IO, IO, 7.000%, 11/01/23	17
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
2,461	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	2,789
2,807	Series T-54, Class 2A, 6.500%, 02/25/43	3,133
1,150	Series T-56, Class APO, PO, 05/25/43	835
1,128	Federal National Mortgage Association Grantor Trust, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	1,274
	Federal National Mortgage Association Interest STRIPS,
3,515	Series 278, Class 1, VAR, 1.007%, 08/01/25	3,419
1,513	Series 278, Class 3, VAR, 1.024%, 11/01/23	1,476
1,988	Series 343, Class 23, IO, 4.000%, 10/01/18	125
	Federal National Mortgage Association REMICS,
117	Series 1988-16, Class B, 9.500%, 06/25/18 (m)	132
55	Series 1990-57, Class J, 7.000%, 05/25/20 (m)	58
290	Series 1993-110, Class H, 6.500%, 05/25/23	336
224	Series 1993-146, Class E, PO, 05/25/23	203
3,753	Series 1993-155, Class PJ, 7.000%, 09/25/23	4,350
41	Series 1993-205, Class H, PO, 09/25/23	39
61	Series 1993-217, Class H, PO, 08/25/23	58
48	Series 1993-228, Class G, PO, 09/25/23	46
1,303	Series 1994-37, Class L, 6.500%, 03/25/24	1,498
476	Series 1994-43, Class PJ, 6.350%, 12/25/23	477
4,697	Series 1994-51, Class PV, 6.000%, 03/25/24	5,261
249	Series 1994-62, Class PJ, 7.000%, 01/25/24	249
2,420	Series 1998-58, Class PC, 6.500%, 10/25/28	2,691
493	Series 2000-8, Class Z, 7.500%, 02/20/30	578
1,483	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	331
511	Series 2002-2, Class UC, 6.000%, 02/25/17	546
821	Series 2002-3, Class PG, 5.500%, 02/25/17	867
4,337	Series 2002-73, Class OE, 5.000%, 11/25/17	4,717
1,583	Series 2002-92, Class FB, VAR, 0.894%, 04/25/30	1,596
7,491	Series 2003-21, Class PZ, 4.500%, 03/25/33	8,273

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	125

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
521	Series 2003-67, Class SA, HB, IF, 43.914%, 10/25/31	1,072
5,000	Series 2003-74, Class VL, 5.500%, 11/25/22	5,391
19,296	Series 2003-81, Class MC, 5.000%, 12/25/32 (m)	20,737
5,000	Series 2003-92, Class VH, 5.000%, 02/25/19	5,544
9,303	Series 2003-128, Class DY, 4.500%, 01/25/24 (m)	10,036
16,000	Series 2004-7, Class JK, 4.000%, 02/25/19	17,109
3,286	Series 2004-46, Class QD, HB, IF, 23.024%, 03/25/34	4,777
3,500	Series 2004-54, Class FL, VAR, 0.644%, 07/25/34	3,506
6,928	Series 2004-60, Class PA, 5.500%, 04/25/34	7,503
15,000	Series 2004-97, Class B, 5.500%, 01/25/35	16,648
7,805	Series 2005-22, Class EH, 5.000%, 04/25/35	8,845
2,431	Series 2005-29, Class AK, 4.500%, 04/25/35	2,564
4,439	Series 2005-58, Class EP, 5.500%, 07/25/35	5,044
7,000	Series 2005-62, Class DX, 5.000%, 05/25/34	7,605
4,342	Series 2005-83, Class LA, 5.500%, 10/25/35	4,962
5,498	Series 2005-116, Class PC, 6.000%, 01/25/36	6,130
14,525	Series 2006-3, Class SB, IF, IO, 6.456%, 07/25/35	2,158
24,814	Series 2006-51, Class FP, VAR, 0.594%, 03/25/36	24,766
770	Series 2006-69, Class SP, IF, 14.499%, 05/25/30	829
355	Series 2006-81, Class FA, VAR, 0.594%, 09/25/36	355
4,433	Series 2006-110, Class PO, PO, 11/25/36	4,206
7,773	Series 2007-76, Class PE, 6.000%, 08/25/37	9,059
1,919	Series 2009-89, Class A1, 5.410%, 05/25/35	2,022
1,451	Series 2010-4, Class SL, IF, 11.039%, 02/25/40	1,557
7,518	Series 2010-11, Class CB, 4.500%, 02/25/40	7,852
6,000	Series 2010-47, Class MB, 5.000%, 09/25/39	6,780
10,111	Series 2010-68, Class EP, 4.500%, 12/25/39	10,977
5,000	Series 2010-117, Class DY, 4.500%, 10/25/25	5,621
4,274	Series 2010-155, Class B, 3.500%, 01/25/26	4,530
25	Series G92-35, Class EB, 7.500%, 07/25/22	29
249	Series G92-44, Class ZQ, 8.000%, 07/25/22	283
	Federal National Mortgage Association Whole Loan,
394	Series 1999-W4, Class A9, 6.250%, 02/25/29	447
3,035	Series 2002-W7, Class A4, 6.000%, 06/25/29	3,399

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,301	Series 2003-W1, Class 1A1, VAR, 6.273%, 12/25/42	1,486
637	Series 2003-W1, Class 2A, VAR, 7.084%, 12/25/42	744
3,713	Series 2003-W18, Class 1A6, 5.370%, 08/25/43	3,842
4,638	Series 2005-W1, Class 1A2, 6.500%, 10/25/44	5,488
4,344	Series 2009-W1, Class A, 6.000%, 12/25/49	4,907
	Government National Mortgage Association,
744	Series 1998-22, Class PD, 6.500%, 09/20/28	815
425	Series 1999-17, Class L, 6.000%, 05/20/29	467
4,264	Series 2001-10, Class PE, 6.500%, 03/16/31	4,860
5,838	Series 2001-64, Class PB, 6.500%, 12/20/31	6,355
23,601	Series 2003-59, Class XA, IO, VAR, 1.528%, 06/16/34	818
3,285	Series 2004-27, Class PD, 5.500%, 04/20/34	3,945
1,882	Series 2004-62, Class VA, 5.500%, 07/20/15	1,946
12,987	Series 2005-28, Class AJ, 5.500%, 04/20/35	14,705
3,633	Series 2008-15, Class NB, 4.500%, 02/20/38	3,916
11,323	Series 2008-40, Class SA, IF, IO, 6.153%, 05/16/38	2,417
28,693	Series 2009-42, Class TX, 4.500%, 06/20/39 (m)	32,439
7,665	Series 2009-52, Class MA, 5.000%, 11/20/36	8,114
4,752	Series 2009-69, Class WM, 5.500%, 08/20/39	5,546
10,512	Series 2011-29, Class Z, 5.000%, 05/20/40	12,021

	Total Collateralized Mortgage Obligations (Cost $589,831)	635,850

Foreign Government Security — 0.4%
7,527	Israel Government AID Bond, (Israel), 09/15/19 (Cost $6,278)	6,455

Mortgage Pass-Through Securities — 6.9%
	Federal Home Loan Mortgage Corp.,
231	ARM, 2.210%, 01/01/27	242
30	ARM, 2.356%, 04/01/30	32
18	ARM, 2.451%, 02/01/19	18
14	ARM, 2.520%, 07/01/30	14
88	ARM, 2.734%, 08/01/18	93
32	ARM, 2.780%, 03/01/18	32
40	ARM, 3.125%, 06/01/18	40
3	ARM, 3.166%, 01/01/20	3
2,578	ARM, 3.178%, 03/01/37	2,744
116	ARM, 3.188%, 01/01/21	116
55	ARM, 3.330%, 11/01/18	58

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
455		5.000%, 12/01/13 - 12/01/16	489
272		6.000%, 04/01/14	293
420		6.500%, 12/01/12 - 06/01/14	441
—	(h)	7.000%, 12/01/14	—	(h)
1,196		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 4.500%, 05/01/24	1,291
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
3,022		4.500%, 10/01/40	3,241
1,565		5.500%, 11/01/33	1,726
290		6.000%, 02/01/32	324
1,215		6.500%, 01/01/24 - 07/01/29	1,383
1,407		7.000%, 08/01/25 - 09/01/29 (m)	1,662
84		7.500%, 09/01/24 - 08/01/25	94
91		8.000%, 11/01/24 - 09/01/25	103
208		8.500%, 05/01/24 - 07/01/28	251
6		9.000%, 10/01/17 - 11/01/21	6
—	(h)	Federal Home Loan Mortgage Corp., 30 Year, Single Family, 9.500%, 04/01/16	—	(h)
		Federal National Mortgage Association,
215		ARM, 2.471%, 11/01/27 - 08/01/41	223
166		ARM, 2.500%, 08/01/30	171
98		ARM, 2.510%, 07/01/17	100
48		ARM, 2.552%, 06/01/29	49
38		ARM, 2.591%, 06/01/20	38
50		ARM, 2.625%, 06/01/17 - 09/01/17	50
75		ARM, 2.776%, 09/01/14	76
180		ARM, 3.000%, 06/01/15 - 01/01/29	187
14		ARM, 3.027%, 10/01/16	14
114		ARM, 3.343%, 08/01/19	114
7		ARM, 3.380%, 10/01/14	7
36		ARM, 3.450%, 08/01/19	37
92		ARM, 3.721%, 09/01/27	93
26		ARM, 5.890%, 04/01/19	27
20		ARM, 6.000%, 12/01/18	20
		Federal National Mortgage Association, 15 Year, Single Family,
12,140		4.000%, 04/01/19 - 09/01/25	12,881
2,609		4.500%, 03/01/19	2,805
1,692		5.500%, 11/01/16 - 03/01/18	1,854
60		6.000%, 04/01/13 - 08/01/14	64
5		8.000%, 11/01/12	5
		Federal National Mortgage Association, 20 Year, Single Family,
1,153		5.000%, 11/01/23	1,264

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,402	6.000%, 03/01/22	1,544
50	7.500%, 06/01/14 - 07/01/14	53
	Federal National Mortgage Association, 30 Year, Single Family,
2,467	4.500%, 03/01/38	2,630
4,760	5.000%, 11/01/33	5,295
28,596	5.500%, 02/01/29 - 05/01/36 (m)	31,664
4,292	6.000%, 07/01/36	4,809
848	6.500%, 06/01/26 - 04/01/32	976
5,071	7.000%, 02/01/24 - 03/01/35	5,907
222	7.500%, 03/01/30 - 04/01/30	245
170	10.000%, 10/01/16 - 11/01/21	195
	Federal National Mortgage Association, Other,
8,000	3.118%, 01/01/22	8,367
9,988	3.373%, 01/01/22	10,561
164	6.000%, 09/01/28	182
	Government National Mortgage Association II, 30 Year, Single Family,
349	8.000%, 11/20/26 - 11/20/27	421
	Government National Mortgage Association, 30 Year, Single Family,
46	6.000%, 10/15/23	52
1,042	6.500%, 06/15/23 - 02/15/24 (m)	1,197
427	7.000%, 12/15/22 - 06/15/28	494
496	7.500%, 02/15/22 - 02/15/28	567
239	8.000%, 07/15/22 - 08/15/26	285
519	9.000%, 06/15/16 - 11/15/24	612
26	9.500%, 08/15/16 - 12/15/20	28

	Total Mortgage Pass-Through Securities (Cost $102,939)	110,859

U.S. Government Agency Securities — 18.3%
12,824	Federal Farm Credit Bank, 5.750%, 12/07/28	16,901
	Federal National Mortgage Association,
30,000	Zero Coupon, 10/09/19	23,342
10,000	6.250%, 05/15/29	13,927
	Federal National Mortgage Association STRIPS,
34,750	11/15/20	27,856
8,000	05/15/23	5,617
9,200	05/29/26	5,568
26,153	Financing Corp., Principal STRIPS, 12/06/18	22,490
	Residual Funding Corp., Principal STRIPS,
34,520	10/15/19	29,880
90,500	07/15/20	75,394
10,000	01/15/30	5,564
5,000	04/15/30	2,756

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	127

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — Continued
	Resolution Funding Corp. Interest STRIPS,
50,000	07/15/20	41,441
15,000	04/15/28	8,735
14,740	Tennessee Valley Authority Principal STRIPS, 12/15/17	13,287
4,500	Tennessee Valley Authority STRIPS, 07/15/16	4,237

	Total U.S. Government Agency Securities (Cost $228,551)	296,995

U.S. Treasury Obligations — 25.7%
	U.S. Treasury Bonds,
20,000	5.250%, 11/15/28	27,019
20,000	5.250%, 02/15/29	27,072
2,500	7.125%, 02/15/23	3,751
13,140	7.250%, 05/15/16	16,715
3,935	7.250%, 08/15/22	5,909
3,635	8.000%, 11/15/21	5,636
3,190	8.875%, 08/15/17	4,538
1,020	9.000%, 11/15/18	1,531
	U.S. Treasury Inflation Indexed Notes,
25,000	1.375%, 07/15/18	30,261
26,450	1.625%, 01/15/15	34,267
	U.S. Treasury Notes,
25,000	2.000%, 04/30/16	26,336
20,000	2.000%, 11/15/21	20,100
25,000	2.625%, 08/15/20	26,846
50,000	2.625%, 11/15/20	53,574

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

25,000	3.750%, 11/15/18	28,961
25,000	4.250%, 11/15/17	29,430
1,020	4.750%, 08/15/17	1,224
	U.S. Treasury STRIPS,
5,845	02/15/15	5,761
1,655	05/15/15	1,627
600	08/15/15	588
1,900	08/15/15	1,863
1,190	05/15/16	1,153
72,500	05/15/20	63,164

	Total U.S. Treasury Obligations (Cost $363,557)	417,326

SHARES
Short-Term Investment — 8.7%
	Investment Company — 8.7%
141,918	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $141,918)	141,918

	Total Investments — 99.2% (Cost $1,433,074)	1,609,403
	Other Assets in Excess of Liabilities — 0.8%	13,653

	NET ASSETS — 100.0%	$1,623,056

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 0.1%
460	Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, VAR, 1.944%, 01/25/35 (f) (i)	20
211	GSAA Trust, Series 2006-3, Class A1, VAR, 0.324%, 03/25/36	91
93	Long Beach Mortgage Loan Trust, Series 2004-5, Class M6, VAR, 2.744%, 09/25/34 (f) (i)	17
7,000	Unipac IX LLC, 13.000%, 04/11/13 (f) (i)	6,935

	Total Asset-Backed Securities (Cost $7,683)	7,063

Commercial Mortgage-Backed Security — 0.7%
87,703	Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, VAR, 1.999%, 11/15/15 (e) (Cost $80,245)	81,852

Convertible Bonds — 0.1%
	Consumer Discretionary — 0.1%
	Diversified Consumer Services — 0.1%
	Stewart Enterprises, Inc.,
6,435	3.125%, 07/15/14	6,315
5,625	3.375%, 07/15/16	5,470

	Total Consumer Discretionary	11,785

	Materials — 0.0% (g)
	Construction Materials — 0.0% (g)
1,839	U.S. Concrete, Inc., 9.500%, 08/31/15 (e)	1,788

	Total Convertible Bonds (Cost $11,761)	13,573

Corporate Bonds — 79.6%
	Consumer Discretionary — 17.7%
	Auto Components — 0.3%
1,174	Dana Holding Corp., 6.750%, 02/15/21	1,271
22,929	Goodyear Tire & Rubber Co. (The), 7.000%, 05/15/22	23,216
51	Meritor, Inc., 8.750%, 03/01/12	51
1,380	Pittsburgh Glass Works LLC, 8.500%, 04/15/16 (e)	1,397
5,200	UCI International, Inc., 8.625%, 02/15/19	5,317

		31,252

	Automobiles — 1.2%
	Chrysler Group LLC/CG Co-Issuer, Inc.,
13,000	8.000%, 06/15/19	13,098
28,850	8.250%, 06/15/21	29,138
	Ford Holdings LLC,
37,822	9.300%, 03/01/30 (m)	48,412
7,750	9.375%, 03/01/20	9,572

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Automobiles — Continued
	Ford Motor Co.,
5,500	7.450%, 07/16/31	7,061
325	7.500%, 08/01/26	362
4,545	7.750%, 06/15/43	4,863
3,425	8.900%, 01/15/32	4,367
3,529	9.215%, 09/15/21	4,270
6,228	9.980%, 02/15/47	8,236
	Motors Liquidation Co.,
50	0.000%, 06/01/49 (f) (i)	13
973	5.250%, 03/06/32 (f) (i)	243
953	6.250%, 07/15/33 (f) (i)	238
10,255	6.750%, 05/01/28 (d) (f) (i)	103
246	7.250%, 04/15/41 (f) (i)	61
284	7.250%, 07/15/41 (f) (i)	71
548	7.250%, 02/15/52 (f) (i)	137
404	7.375%, 05/15/48 (f) (i)	101
6,000	7.375%, 05/23/48 (d) (f) (i)	60
47	7.375%, 10/01/51 (f) (i)	12
9,300	7.400%, 09/01/25 (d) (f) (i)	93
25,800	7.700%, 04/15/16 (d) (f) (i)	258
3,415	7.750%, 03/15/36 (d) (f) (i)	17
12,550	8.100%, 06/15/24 (d) (f) (i)	125
20,000	8.250%, 07/15/23 (d) (f) (i)	200
34,006	8.375%, 07/15/33 (d) (f) (i)	340
2,700	Navistar International Corp., 8.250%, 11/01/21	2,953

		134,404

	Broadcasting & Cable TV — 3.6%
	Adelphia Communications Corp.,
1,075	7.750%, 01/15/09 (d)	6
1,450	8.125%, 07/15/03 (d)	9
3,175	9.375%, 11/15/09 (d)	20
3,500	10.875%, 10/01/10 (d)	22
	Cablevision Systems Corp.,
18,780	7.750%, 04/15/18	20,470
13,172	8.000%, 04/15/20	14,786
3,515	8.625%, 09/15/17	3,963
	CCO Holdings LLC/CCO Holdings Capital Corp.,
23,840	6.500%, 04/30/21	25,330
26,935	6.625%, 01/31/22	28,753
19,362	7.000%, 01/15/19	20,911
10,918	7.250%, 10/30/17	11,846
17,845	7.375%, 06/01/20	19,629
8,300	8.125%, 04/30/20	9,296

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	129

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Broadcasting & Cable TV — Continued
30,499	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	32,710
	CSC Holdings LLC,
3,329	7.875%, 02/15/18	3,762
9,055	8.625%, 02/15/19	10,685
	DISH DBS Corp.,
29,895	6.750%, 06/01/21	33,183
18,060	7.875%, 09/01/19	21,221
6,852	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.500%, 10/15/15	7,075
	Mediacom LLC/Mediacom Capital Corp.,
11,035	7.250%, 02/15/22 (e)	11,173
17,770	9.125%, 08/15/19	19,413
2,844	Sirius XM Radio, Inc., 8.750%, 04/01/15 (e)	3,228
25,390	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany), 8.125%, 12/01/17 (e)	27,548
23,575	UPCB Finance III Ltd., (Cayman Islands), 6.625%, 07/01/20 (e)	24,282
9,340	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	9,830
5,390	Videotron Ltee, (Canada), 5.000%, 07/15/22 (e)	5,390
	Virgin Media Finance plc, (United Kingdom),
6,685	5.250%, 02/15/22	6,819
17,675	8.375%, 10/15/19	20,061
	XM Satellite Radio, Inc.,
8,300	7.625%, 11/01/18 (e)	9,089
12,578	13.000%, 08/01/13 (e)	14,323

		414,833

	Diversified Consumer Services — 0.6%
5,174	Carriage Services, Inc., 7.875%, 01/15/15	5,226
21,575	Knowledge Learning Corp., 7.750%, 02/01/15 (e) (m)	18,123
4,050	Mac-Gray Corp., 7.625%, 08/15/15	4,161
	Service Corp. International,
925	6.750%, 04/01/15	1,021
3,025	6.750%, 04/01/16	3,358
11,755	7.000%, 06/15/17 (m)	13,166
6,630	7.000%, 05/15/19	7,326
3,850	7.625%, 10/01/18	4,480
7,650	8.000%, 11/15/21	8,898
3,435	Stewart Enterprises, Inc., 6.500%, 04/15/19	3,607

		69,366

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Gaming — 4.0%
2,940	American Casino & Entertainment Properties LLC, 11.000%, 06/15/14	3,109
25,000	Ameristar Casinos, Inc., 7.500%, 04/15/21	27,000
2,345	Caesars Entertainment Operating Co., Inc., 11.250%, 06/01/17	2,568
	Chukchansi Economic Development Authority,
13,768	8.000%, 11/15/13 (e)	9,500
12,450	VAR, 4.159%, 11/15/12 (e)	8,590
	CityCenter Holdings LLC/CityCenter Finance Corp.,
6,165	7.625%, 01/15/16	6,504
53,240	PIK, 11.500%, 01/15/17	57,566
13,750	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	14,094
	Isle of Capri Casinos, Inc.,
19,288	7.000%, 03/01/14 (m)	19,216
22,220	7.750%, 03/15/19	22,164
8,750	Mandalay Resort Group, 7.625%, 07/15/13	8,903
21,325	MCE Finance Ltd., (Cayman Islands), 10.250%, 05/15/18	23,831
	MGM Resorts International,
3,940	7.500%, 06/01/16	4,009
33,251	7.625%, 01/15/17	33,916
18,110	8.625%, 02/01/19 (e)	19,287
2,000	9.000%, 03/15/20	2,235
19,375	10.000%, 11/01/16	21,361
15,150	11.375%, 03/01/18	17,877
23,834	Peninsula Gaming Corp., 10.750%, 08/15/17	26,188
	Pinnacle Entertainment, Inc.,
5,144	8.625%, 08/01/17	5,594
23,400	8.750%, 05/15/20	24,745
22,500	ROC Finance LLC/ROC Finance 1 Corp., 12.125%, 09/01/18 (e)	24,862
19,600	Seminole Hard Rock Entertainment, Inc., VAR, 3.046%, 03/15/14 (e)	18,718
11,640	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	11,931
15,350	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e) (m)	10,515
9,206	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 8.625%, 04/15/16 (e)	9,632
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
8,225	7.750%, 08/15/20	9,274
8,450	7.875%, 05/01/20	9,464

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Gaming — Continued
10,925	Yonkers Racing Corp., 11.375%, 07/15/16 (e)	11,840

		464,493

	Hotels, Restaurants & Leisure — 1.4%
7,905	AMC Entertainment, Inc., 8.750%, 06/01/19 (m)	8,241
10,000	Burger King Corp., 9.875%, 10/15/18	11,300
9,285	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 9.125%, 08/01/18	10,376
	Cinemark USA, Inc.,
1,000	7.375%, 06/15/21	1,067
13,571	8.625%, 06/15/19	15,098
2,108	CKE Holdings, Inc., PIK, 10.500%, 03/14/16 (e)	2,213
22,776	CKE Restaurants, Inc., 11.375%, 07/15/18	25,965
9,650	DineEquity, Inc., 9.500%, 10/30/18	10,639
7,380	Felcor Lodging LP, 6.750%, 06/01/19	7,546
	Host Hotels & Resorts LP,
8,500	6.000%, 11/01/20	9,233
2,500	6.000%, 10/01/21 (e)	2,722
20,360	Landry’s, Inc., 11.625%, 12/01/15	22,243
900	Landry’s Holdings, Inc., 11.500%, 06/01/14 (e)	898
7,940	Real Mex Restaurants, Inc., 14.000%, 01/01/13 (d) (f) (i)	3,573
4,466	Royal Caribbean Cruises Ltd., (Liberia), 11.875%, 07/15/15 (m)	5,437
	Speedway Motorsports, Inc.,
2,250	6.750%, 02/01/19	2,346
7,000	8.750%, 06/01/16	7,674
10,000	Vail Resorts, Inc., 6.500%, 05/01/19	10,400
3,504	Wendy’s Co. (The), 10.000%, 07/15/16	3,859

		160,830

	Household Durables — 1.0%
3,250	American Standard Americas, 10.750%, 01/15/16 (e)	2,275
4,648	D.R. Horton, Inc., 6.500%, 04/15/16	5,020
4,139	K. Hovnanian Enterprises, Inc., 10.625%, 10/15/16	3,855
	KB Home,
7,221	5.875%, 01/15/15	7,185
3,744	6.250%, 06/15/15	3,744
	Lennar Corp.,
6,600	5.600%, 05/31/15	6,881

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Household Durables — Continued
14,053	6.950%, 06/01/18	14,896
5,315	12.250%, 06/01/17	6,843
11,534	M/I Homes, Inc., 8.625%, 11/15/18	11,130
10,751	MDC Holdings, Inc., 5.625%, 02/01/20	10,614
8,440	PulteGroup, Inc., 7.625%, 10/15/17	8,946
	Standard Pacific Corp.,
21,545	8.375%, 05/15/18	23,053
10,250	8.375%, 01/15/21	10,891
3,940	10.750%, 09/15/16	4,526

		119,859

	Internet & Catalog Retail — 0.1%
7,260	Affinion Group, Inc., 7.875%, 12/15/18	6,498

	Leisure Equipment & Products — 0.3%
17,257	Eastman Kodak Co., 9.750%, 03/01/18 (d) (e)	15,574
11,709	FGI Holding Co., Inc., PIK, 13.000%, 10/01/15	11,885
11,440	Icon Health & Fitness, 11.875%, 10/15/16 (e)	9,638

		37,097

	Media — 3.5%
10,740	Allbritton Communications Co., 8.000%, 05/15/18	11,358
470	Belo Corp., 8.000%, 11/15/16	523
24,745	Clear Channel Communications, Inc., 9.000%, 03/01/21	22,765
	Clear Channel Worldwide Holdings, Inc.,
21,185	7.625%, 03/15/20 (e)	21,185
4,500	9.250%, 12/15/17	4,927
22,760	9.250%, 12/15/17	25,036
1,985	Entravision Communications Corp., 8.750%, 08/01/17	2,099
	Gannett Co., Inc.,
4,510	7.125%, 09/01/18	4,702
3,525	8.750%, 11/15/14	3,966
1,348	9.375%, 11/15/17	1,523
2,356	10.000%, 04/01/16	2,709
	Hughes Satellite Systems Corp.,
3,253	6.500%, 06/15/19	3,448
1,708	7.625%, 06/15/21	1,853
	Intelsat Jackson Holdings S.A., (Luxembourg),
7,400	7.250%, 04/01/19	7,770
7,940	7.250%, 10/15/20	8,357
700	7.500%, 04/01/21	740
7,100	8.500%, 11/01/19	7,792

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	131

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
	Intelsat Luxembourg S.A., (Luxembourg),
24,500	PIK, 12.500%, 02/04/17 (e)	24,990
81,099	PIK, 12.500%, 02/04/17	83,532
	Lamar Media Corp.,
1,970	5.875%, 02/01/22 (e)	2,056
1,000	7.875%, 04/15/18	1,100
10,465	McClatchy Co. (The), 11.500%, 02/15/17	11,224
22,525	Media General, Inc., 11.750%, 02/15/17	22,356
9,000	NAI Entertainment Holdings LLC, 8.250%, 12/15/17 (e)	9,900
	Nexstar Broadcasting, Inc.,
1,498	7.000%, 01/15/14	1,496
3,062	PIK, 7.000%, 01/15/14	3,058
4,956	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 04/15/17	5,303
13,980	Nielsen Finance LLC/Nielsen Finance Co., 7.750%, 10/15/18	15,553
3,750	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	3,863
11,165	Radio One, Inc., PIK, 15.000%, 05/24/16	8,039
14,375	Regal Cinemas Corp., 8.625%, 07/15/19	15,705
4,025	Regal Entertainment Group, 9.125%, 08/15/18	4,407
	Sinclair Television Group, Inc.,
675	8.375%, 10/15/18	734
4,215	9.250%, 11/01/17 (e)	4,710
13,862	Telesat Canada/Telesat LLC, (Canada), 11.000%, 11/01/15	14,780
	Univision Communications, Inc.,
9,920	6.875%, 05/15/19 (e)	10,119
1,588	7.875%, 11/01/20 (e)	1,691
10,794	Valassis Communications, Inc., 6.625%, 02/01/21	11,064
	WMG Acquisition Corp.,
8,900	9.500%, 06/15/16	9,835
2,270	9.500%, 06/15/16 (e)	2,508
5,200	11.500%, 10/01/18 (e)	5,525

		404,301

	Multiline Retail — 0.4%
	QVC, Inc.,
2,425	7.125%, 04/15/17 (e)	2,607
17,915	7.375%, 10/15/20 (e)	19,841
14,550	7.500%, 10/01/19 (e)	16,150
12,000	Sears Holdings Corp., 6.625%, 10/15/18	10,350

		48,948

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 1.1%
8,235	99 Cents Only Stores, 11.000%, 12/15/19 (e)	8,709
4,118	Asbury Automotive Group, Inc., 8.375%, 11/15/20	4,416
6,051	AutoNation, Inc., 5.500%, 02/01/20	6,263
1,400	Claire’s Escrow II Corp., 9.000%, 03/15/19 (e)	1,442
21,215	Claire’s Stores, Inc., 8.875%, 03/15/19	18,510
25,327	Gymboree Corp., 9.125%, 12/01/18	22,668
16,667	J. Crew Group, Inc., 8.125%, 03/01/19	16,688
2,800	Jo-Ann Stores, Inc., 8.125%, 03/15/19 (e)	2,803
10,165	NBC Acquisition Corp., 11.000%, 03/15/13 (d)	102
	Nebraska Book Co., Inc.,
13,173	8.625%, 03/15/12 (d)	1,531
3,907	10.000%, 12/1/11	2,833
11,850	Penske Automotive Group, Inc., 7.750%, 12/15/16 (m)	12,354
26,420	Toys R Us - Delaware, Inc., 7.375%, 09/01/16 (e)	27,146

		125,465

	Textiles, Apparel & Luxury Goods — 0.2%
18,235	Quiksilver, Inc., 6.875%, 04/15/15 (m)	18,280

	Total Consumer Discretionary	2,035,626

	Consumer Staples — 3.4%
	Beverages — 0.2%
	Constellation Brands, Inc.,
10,060	7.250%, 09/01/16	11,368
1,375	7.250%, 05/15/17	1,552
6,240	8.375%, 12/15/14	7,082
1,120	Cott Beverages, Inc., 8.125%, 09/01/18	1,235

		21,237

	Food & Staples Retailing — 1.7%
2,000	American Stores Co., 8.000%, 06/01/26	1,682
22,665	Ingles Markets, Inc., 8.875%, 05/15/17 (m)	24,875
	New Albertsons, Inc.,
500	7.450%, 08/01/29	389
500	8.000%, 05/01/31	388
	Rite Aid Corp.,
59,769	9.500%, 06/15/17	60,666
13,400	9.750%, 06/12/16	14,807
20,025	10.250%, 10/15/19	22,803
8,750	10.375%, 07/15/16	9,330
	SUPERVALU, Inc.,
15,525	7.500%, 11/15/14	15,816
38,725	8.000%, 05/01/16	40,226

		190,982

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Food Products — 1.0%
11,627	Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (e)	12,208
	Dean Foods Co.,
12,375	7.000%, 06/01/16	12,715
1,740	9.750%, 12/15/18	1,923
309	Dole Food Co., Inc., 13.875%, 03/15/14	354
2,602	Eurofresh, Inc., 15.000%, 11/18/16 (f) (i)	1,353
	JBS USA LLC/JBS USA Finance, Inc.,
13,860	7.250%, 06/01/21 (e)	13,583
7,743	8.250%, 02/01/20 (e)	7,995
8,256	11.625%, 05/01/14	9,566
5,029	Michael Foods, Inc., 9.750%, 07/15/18	5,507
9,825	Pilgrim’s Pride Corp., 7.875%, 12/15/18	9,727
12,651	Simmons Foods, Inc., 10.500%, 11/01/17 (e)	12,082
16,000	Smithfield Foods, Inc., 7.750%, 07/01/17	18,280
960	TreeHouse Foods, Inc., 7.750%, 03/01/18	1,051
7,014	Tyson Foods, Inc., 6.850%, 04/01/16 (m)	7,996

		114,340

	Household Products — 0.2%
5,160	Armored Autogroup, Inc., 9.250%, 11/01/18 (e)	4,334
2,857	Prestige Brands, Inc., 8.125%, 02/01/20 (e)	3,129
19,814	Spectrum Brands Holdings, Inc., PIK, 12.000%, 08/28/19	21,771

		29,234

	Personal Products — 0.1%
18,695	American Achievement Corp., 10.875%, 04/15/16 (e)	13,320

	Tobacco — 0.2%
15,275	Alliance One International, Inc., 10.000%, 07/15/16	15,313
7,000	Vector Group Ltd., 11.000%, 08/15/15	7,350

		22,663

	Total Consumer Staples	391,776

	Energy — 11.4%
	Energy Equipment & Services — 1.5%
	Cie Generale de Geophysique - Veritas, (France),
8,205	6.500%, 06/01/21	8,410
1,694	9.500%, 05/15/16	1,855
3,235	Global Geophysical Services, Inc., 10.500%, 05/01/17	3,203
5,513	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e) (m)	5,789

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
20,850	Key Energy Services, Inc., 6.750%, 03/01/21	21,840
16,355	McJunkin Red Man Corp., 9.500%, 12/15/16	17,582
20,200	Ocean Rig UDW, Inc., 9.500%, 04/27/16	20,099
23,600	Oil States International, Inc., 6.500%, 06/01/19	25,370
12,900	Petroleum Geo-Services ASA, (Norway), 7.375%, 12/15/18 (e)	13,545
11,000	PHI, Inc., 8.625%, 10/15/18	11,275
	Precision Drilling Corp., (Canada),
5,550	6.500%, 12/15/21 (e)	5,925
9,845	6.625%, 11/15/20	10,546
16,200	Seadrill Ltd., (Bermuda), 6.500%, 10/05/15	16,078
8,605	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	9,207

		170,724

	Oil, Gas & Consumable Fuels — 9.9%
	Alpha Natural Resources, Inc.,
5,175	6.000%, 06/01/19	5,046
9,325	6.250%, 06/01/21	9,045
14,950	Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 9.625%, 10/15/18	14,277
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
9,104	6.750%, 05/20/20	9,377
11,705	7.000%, 05/20/22	12,012
	AmeriGas Partners LP/AmeriGas Finance Corp.,
10,125	6.250%, 08/20/19	10,226
6,270	6.500%, 05/20/21	6,333
5,755	Antero Resources Finance Corp., 9.375%, 12/01/17	6,331
	Arch Coal, Inc.,
11,625	7.000%, 06/15/19 (e)	11,625
6,120	7.250%, 10/01/20	6,105
15,345	7.250%, 06/15/21 (e)	15,306
	Bill Barrett Corp.,
1,167	7.625%, 10/01/19	1,219
36,817	9.875%, 07/15/16 (m)	40,683
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
14,395	9.375%, 05/01/19	15,007
	Chesapeake Energy Corp.,
2,100	6.625%, 08/15/20	2,195
13,480	6.775%, 03/15/19	13,547
7,560	6.875%, 08/15/18	7,881
8,120	6.875%, 11/15/20	8,526

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	133

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
6,880	7.250%, 12/15/18	7,465
12,740	9.500%, 02/15/15	14,651
11,089	Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125%, 07/15/22 (e)	11,477
13,750	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e)	14,025
18,587	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	20,817
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
11,455	8.250%, 12/15/17	12,228
8,310	8.500%, 12/15/19	9,037
	Comstock Resources, Inc.,
1,650	7.750%, 04/01/19	1,526
29,663	8.375%, 10/15/17	28,848
	Concho Resources, Inc.,
7,855	6.500%, 01/15/22	8,719
9,054	7.000%, 01/15/21	10,186
	Consol Energy, Inc.,
1,410	6.375%, 03/01/21 (e)	1,421
14,663	8.000%, 04/01/17	15,946
8,760	8.250%, 04/01/20	9,548
3,575	Continental Resources, Inc., 7.125%, 04/01/21	3,968
4,841	Copano Energy LLC/Copano Energy Finance Corp., 7.125%, 04/01/21	5,131
6,718	Denbury Resources, Inc., 8.250%, 02/15/20	7,659
	El Paso Corp.,
4,950	6.500%, 09/15/20	5,469
4,305	6.875%, 06/15/14	4,659
950	7.000%, 06/15/17	1,062
3,869	7.250%, 06/01/18	4,380
4,800	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	5,348
2,000	Encore Acquisition Co., 9.500%, 05/01/16	2,235
4,642	Energy Transfer Partners LP, 5.200%, 02/01/22	4,997
	Energy XXI Gulf Coast, Inc.,
16,851	7.750%, 06/15/19	17,778
7,064	9.250%, 12/15/17	7,823
	Ferrellgas LP/Ferrellgas Finance Corp.,
8,050	6.500%, 05/01/21	7,124
3,750	9.125%, 10/01/17	3,975
8,870	Foresight Energy LLC/Foresight Energy Corp., 9.625%, 08/15/17 (e)	9,447

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
	Forest Oil Corp.,
28,168	7.250%, 06/15/19 (m)	28,379
8,225	8.500%, 02/15/14	8,924
	Frontier Oil Corp.,
2,500	6.875%, 11/15/18	2,587
7,355	8.500%, 09/15/16	7,870
	Hilcorp Energy I LP/Hilcorp Finance Co.,
17,835	7.625%, 04/15/21 (e)	19,440
10,990	8.000%, 02/15/20 (e)	12,089
	Holly Energy Partners LP/Holly Energy Finance Corp.,
11,575	6.250%, 03/01/15 (m)	11,575
7,994	6.500%, 03/01/20 (e)	8,164
5,700	8.250%, 03/15/18	6,042
7,270	HollyFrontier Corp., 9.875%, 06/15/17	8,124
	Inergy LP/Inergy Finance Corp.,
5,489	6.875%, 08/01/21	5,297
14,000	7.000%, 10/01/18	13,790
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
14,000	6.250%, 06/15/22	15,015
500	6.500%, 08/15/21	540
17,060	6.750%, 11/01/20	18,638
	Newfield Exploration Co.,
12,000	5.750%, 01/30/22	12,990
6,180	6.625%, 09/01/14	6,273
14,645	6.875%, 02/01/20	15,817
9,070	7.125%, 05/15/18	9,659
	NFR Energy LLC/NFR Energy Finance Corp.,
28,541	9.750%, 02/15/17 (e)	22,547
6,305	Patriot Coal Corp., 8.250%, 04/30/18	5,675
23,988	PBF Holding Co. LLC/PBF Finance Corp., 8.250%, 02/15/20 (e)	23,988
	Peabody Energy Corp.,
16,650	6.000%, 11/15/18 (e)	17,441
12,250	6.250%, 11/15/21 (e)	12,832
	Penn Virginia Corp.,
4,525	7.250%, 04/15/19	4,141
16,786	10.375%, 06/15/16 (m)	16,660
4,800	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 8.250%, 04/15/18	5,016
16,000	Petrohawk Energy Corp., 6.250%, 06/01/19	18,080
	Pioneer Drilling Co.,
7,000	9.875%, 03/15/18	7,490

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
5,975	9.875%, 03/15/18 (e)	6,393
	Pioneer Natural Resources Co.,
2,539	5.875%, 07/15/16	2,821
4,635	6.650%, 03/15/17	5,332
4,950	6.875%, 05/01/18	5,815
19,722	7.500%, 01/15/20	24,372
5,040	Plains Exploration & Production Co., 7.625%, 04/01/20	5,569
	QEP Resources, Inc.,
13,950	5.375%, 10/01/22	14,089
20,569	6.875%, 03/01/21	22,729
	Range Resources Corp.,
8,502	5.000%, 08/15/22	8,587
5,330	5.750%, 06/01/21	5,703
1,080	6.750%, 08/01/20	1,183
3,270	7.250%, 05/01/18	3,507
2,000	7.500%, 10/01/17	2,115
2,000	8.000%, 05/15/19	2,230
12,345	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 07/15/21	13,425
20,750	Samson Investment Co., 9.750%, 02/15/20 (e)	21,839
	SM Energy Co.,
9,700	6.500%, 11/15/21 (e)	10,476
22,659	6.625%, 02/15/19	24,302
	Swift Energy Co.,
16,772	7.125%, 06/01/17	17,233
14,945	7.875%, 03/01/22 (e)	15,618
13,336	8.875%, 01/15/20	14,403
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
4,800	6.375%, 08/01/22 (e)	5,052
16,385	6.875%, 02/01/21	17,491
9,090	7.875%, 10/15/18	9,954
10,956	8.250%, 07/01/16	11,586
6,375	Unit Corp., 6.625%, 05/15/21	6,526
2,334	Venoco, Inc., 8.875%, 02/15/19	2,112
24,015	W&T Offshore, Inc., 8.500%, 06/15/19	25,846
5,967	Western Refining, Inc., 11.250%, 06/15/17 (e)	6,788
	WPX Energy, Inc.,
18,045	5.250%, 01/15/17 (e)	18,406
14,220	6.000%, 01/15/22 (e)	14,682

		1,142,957

	Total Energy	1,313,681

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Financials — 11.0%
	Capital Markets — 0.0% (g)
4,320	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	4,406

	Commercial Banks — 0.9%
1,100	BankAmerica Capital II, 8.000%, 12/15/26	1,104
17,775	BankAmerica Institutional Capital B, 7.700%, 12/31/26 (e)	17,220
12,671	Countrywide Capital III, 8.050%, 06/15/27	12,719
6,732	NB Capital Trust II, 7.830%, 12/15/26	6,656
4,750	NB Capital Trust IV, 8.250%, 04/15/27	4,803
	Royal Bank of Scotland Group plc, (United Kingdom),
3,000	5.000%, 10/01/14	2,943
95	5.050%, 01/08/15	92
3,040	Royal Bank of Scotland N.V., (Netherlands), VAR, 1.240%, 03/09/15	2,619
	Royal Bank of Scotland plc (The), (United Kingdom),
3,020	VAR, 1.281%, 04/11/16 (a)	2,578
4,000	VAR, 1.316%, 09/29/15 (a)	3,520
55,845	Wachovia Capital Trust III, VAR, 5.570%, 04/02/12 (m) (x)	51,168

		105,422

	Consumer Finance — 3.0%
	Ally Financial, Inc.,
22,880	6.250%, 12/01/17	23,649
465	7.500%, 12/31/13	495
28,085	7.500%, 09/15/20	30,929
5,765	8.000%, 03/15/20	6,529
118,189	8.000%, 11/01/31	131,928
3,920	Citigroup Capital XXI, VAR, 8.300%, 12/21/57	4,034
	Ford Motor Credit Co. LLC,
5,543	3.875%, 01/15/15	5,682
6,777	5.000%, 05/15/18	7,143
5,750	5.625%, 09/15/15	6,218
8,250	5.750%, 02/01/21	9,213
8,250	5.875%, 08/02/21	9,207
5,525	6.625%, 08/15/17	6,261
5,500	8.000%, 06/01/14 (m)	6,089
29,945	8.000%, 12/15/16 (m)	35,586
10,500	8.125%, 01/15/20	13,093
6,850	8.700%, 10/01/14	7,791
47,767	Springleaf Finance Corp., 6.900%, 12/15/17	37,020

		340,867

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	135

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Financial Services — 3.9%
8,565	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	7,923
	Aircastle Ltd., (Bermuda),
6,610	9.750%, 08/01/18 (e)	7,420
3,640	9.750%, 08/01/18	4,104
	Bank of America Corp.,
100	5.420%, 03/15/17	100
3,550	5.625%, 07/01/20	3,683
10,921	5.750%, 08/15/16	11,154
4,580	5.875%, 01/05/21	4,821
44,661	VAR, 8.000%, 01/30/18 (x)	45,345
20,170	VAR, 8.125%, 05/15/18 (x)	20,533
	Capmark Financial Group, Inc.,
144,695	0.000% 05/10/10 (d)	1,085
12,810	VAR, 9.000%, 09/30/15	12,970
6,495	Cardtronics, Inc., 8.250%, 09/01/18	7,161
	CIT Group, Inc.,
33,925	6.625%, 04/01/18 (e)	36,554
15,600	7.000%, 05/02/16 (e)	15,619
1,450	7.000%, 05/01/17	1,450
55,653	7.000%, 05/02/17 (e)	55,723
	CNG Holdings, Inc.,
6,200	12.250%, 02/15/15 (e)	6,634
1,300	13.750%, 08/15/15 (e)	1,384
5,695	Community Choice Financial, Inc., 10.750%, 05/01/19 (e)	5,524
10,878	Highland Ranch, 6.700%, 09/01/20 (f) (i)	9,899
15,055	ILFC E-Capital Trust I, VAR, 4.340%, 12/21/65 (e)	10,416
16,645	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	12,068
	International Lease Finance Corp.,
400	5.625%, 09/20/13	408
24,055	6.250%, 05/15/19	24,388
36,006	8.250%, 12/15/20	40,147
700	8.625%, 09/15/15	777
46,740	8.625%, 01/15/22	52,553
13,045	8.750%, 03/15/17	14,741
10,600	8.875%, 09/01/17	12,004
130	Speedy Cash, Inc., 10.750%, 05/15/18 (e)	133
5,851	SquareTwo Financial Corp., 11.625%, 04/01/17	5,727
12,950	Tops Holding Corp./Tops Markets LLC, 10.125%, 10/15/15	13,970

		446,418

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — 2.4%
59,075	American International Group, Inc., VAR, 8.175%, 05/15/58	62,546
27,550	Catlin Insurance Co., Ltd., (Bermuda), VAR, 7.249%, 01/19/17 (e) (x)	24,657
13,204	CNO Financial Group, Inc., 9.000%, 01/15/18 (e)	14,211
5,000	Hartford Financial Services Group, Inc., VAR, 8.125%, 06/15/38	5,312
27,529	HUB International Holdings, Inc., 10.250%, 06/15/15 (e) (m)	28,217
	Liberty Mutual Group, Inc.,
15,375	7.800%, 03/15/37 (e)	14,991
78,543	VAR, 10.750%, 06/15/58 (e)	102,498
	USI Holdings Corp.,
17,386	9.750%, 05/15/15 (e) (m)	17,430
7,032	VAR, 4.378%, 11/15/14 (e)	6,522
6,500	XL Group plc, (Ireland), VAR, 6.500%, 04/15/17 (x)	5,509

		281,893

	Real Estate Investment Trusts (REITs) — 0.7%
15,100	Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.750%, 02/15/19	15,440
14,425	CB Richard Ellis Services, Inc., 6.625%, 10/15/20	15,327
21,840	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	20,693
10,511	DuPont Fabros Technology LP, 8.500%, 12/15/17	11,615
12,229	First Industrial LP, 6.420%, 06/01/14	12,257
950	Weyerhaeuser Co., 7.375%, 03/15/32	1,033

		76,365

	Real Estate Management & Development — 0.1%
9,190	Kennedy-Wilson, Inc., 8.750%, 04/01/19	9,489

	Total Financials	1,264,860

	Health Care — 6.3%
	Biotechnology — 0.0% (g)
1,925	Bio-Rad Laboratories, Inc., 8.000%, 09/15/16	2,146

	Health Care Equipment & Supplies — 0.4%
	Biomet, Inc.,
17,450	10.000%, 10/15/17 (m)	18,955
5,582	PIK, 10.375%, 10/15/17	6,078
8,400	Physio-Control International Inc., 9.875%, 01/15/19 (e)	8,820

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Health Care Equipment & Supplies — Continued
3,500	Teleflex, Inc., 6.875%, 06/01/19	3,771
2,286	VWR Funding, Inc., 10.750%, 06/30/17 (e)	2,240

		39,864

	Health Care Providers & Services — 4.7%
14,511	Capella Healthcare, Inc., 9.250%, 07/01/17	14,983
45,923	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	48,104
	DaVita, Inc.,
13,500	6.375%, 11/01/18	14,310
8,800	6.625%, 11/01/20	9,438
10,825	Emergency Medical Services Corp., 8.125%, 06/01/19	11,366
	Fresenius Medical Care U.S. Finance II, Inc.,
9,131	5.625%, 07/31/19 (e)	9,725
7,587	5.875%, 01/31/22 (e)	8,004
	Fresenius Medical Care U.S. Finance, Inc.,
6,000	5.750%, 02/15/21 (e)	6,285
3,075	6.500%, 09/15/18 (e)	3,405
8,669	6.875%, 07/15/17	9,623
	HCA, Inc.,
3,776	5.750%, 03/15/14	3,922
34,000	5.875%, 03/15/22	34,850
2,550	6.300%, 10/01/12 (m)	2,604
8,053	6.375%, 01/15/15	8,536
31,235	6.500%, 02/15/20	33,500
1,315	6.750%, 07/15/13	1,377
8,825	7.250%, 09/15/20	9,619
38,848	7.500%, 02/15/22	42,053
1,580	7.875%, 02/15/20	1,742
22,600	8.000%, 10/01/18	24,917
8,556	8.500%, 04/15/19	9,583
3,765	9.875%, 02/15/17	4,118
	Health Management Associates, Inc.,
13,117	6.125%, 04/15/16	13,691
14,900	7.375%, 01/15/20 (e)	15,533
24,577	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	23,471
	inVentiv Health, Inc.,
5,521	10.000%, 08/15/18 (e)	4,997
20,006	10.000%, 08/15/18 (e)	18,205
5,250	Kindred Healthcare, Inc., 8.250%, 06/01/19	4,929
5,200	LifePoint Hospitals, Inc., 6.625%, 10/01/20	5,590
20,123	Multiplan, Inc., 9.875%, 09/01/18 (e)	21,871
6,380	Omega Healthcare Investors, Inc., 6.750%, 10/15/22	6,898

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
11,593	Omnicare, Inc., 7.750%, 06/01/20	12,912
8,400	OnCure Holdings, Inc., 11.750%, 05/15/17	6,552
2,570	Radiation Therapy Services, Inc., 9.875%, 04/15/17	1,921
	Tenet Healthcare Corp.,
16,000	6.250%, 11/01/18 (e)	17,060
21,178	8.000%, 08/01/20	22,449
13,394	8.875%, 07/01/19	15,269
1,800	9.250%, 02/01/15	1,998
425	10.000%, 05/01/18	495
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
10,482	7.750%, 02/01/19	10,744
19,987	8.000%, 02/01/18	21,036
	Ventas Realty LP/Ventas Capital Corp.,
1,899	6.500%, 06/01/16	1,961
3,000	6.750%, 04/01/17	3,105

		542,751

	Pharmaceuticals — 1.2%
1,500	Aptalis Pharma, Inc., 12.750%, 03/01/16	1,600
18,878	Catalent Pharma Solutions, Inc., VAR, 9.500%, 04/15/15	19,492
10,980	Celtic Pharma Phinco B.V., PIK, 17.000%, 06/15/12 (f) (i)	1,537
	Elan Finance plc/Elan Finance Corp., (Ireland),
38,600	8.750%, 10/15/16	42,460
	Endo Pharmaceuticals Holdings, Inc.,
5,300	7.000%, 07/15/19	5,830
6,000	7.250%, 01/15/22	6,675
3,650	Grifols, Inc., 8.250%, 02/01/18	3,960
17,637	Mylan, Inc., 7.875%, 07/15/20 (e)	19,709
	Valeant Pharmaceuticals International,
10,225	6.500%, 07/15/16 (e)	10,430
5,450	6.750%, 10/01/17 (e)	5,586
9,400	6.875%, 12/01/18 (e)	9,612
12,670	7.000%, 10/01/20 (e)	12,844
950	7.250%, 07/15/22 (e)	956

		140,691

	Total Health Care	725,452

	Industrials — 7.7%
	Aerospace & Defense — 0.9%
6,380	Alliant Techsystems, Inc., 6.875%, 09/15/20	6,779
6,575	BE Aerospace, Inc., 6.875%, 10/01/20	7,331
2,887	Colt Defense LLC/Colt Finance Corp., 8.750%, 11/15/17	1,977

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	137

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Aerospace & Defense — Continued
13,830	CPI International, Inc., 8.000%, 02/15/18	11,997
	Esterline Technologies Corp.,
4,910	6.625%, 03/01/17	5,082
1,865	7.000%, 08/01/20	2,061
1,250	Hexcel Corp., 6.750%, 02/01/15	1,261
22,590	Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17	24,341
1,777	Moog, Inc., 7.250%, 06/15/18	1,897
	Spirit Aerosystems, Inc.,
13,558	6.750%, 12/15/20	14,710
4,500	7.500%, 10/01/17	4,894
	Triumph Group, Inc.,
9,066	8.000%, 11/15/17	9,859
8,380	8.625%, 07/15/18	9,428

		101,617

	Airlines — 1.0%
2,326	American Airlines 2011-1 Class B Pass-Through Trust, 7.000%, 01/31/18 (e)	2,279
16,252	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	16,333
1,913	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	1,980
17,138	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21 (m)	17,823
2,561	Continental Airlines 2006-1 Class G Pass-Through Trust, VAR, FGIC, 0.879%, 06/02/13	2,446
5,159	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	5,263
588	Continental Airlines 2010-1 Class A Pass-Through Trust, 4.750%, 01/12/21	615
3,200	Continental Airlines, Inc., 6.750%, 09/15/15 (e)	3,232
4,722	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	4,793
6,027	Delta Air Lines 2007-1 Class C Pass-Through Trust, 8.954%, 08/10/14	6,186
332	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	352
531	Delta Air Lines, Inc., 9.500%, 09/15/14 (e)	569
32,033	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	32,994
1,783	Northwest Airlines 2007-1 Class B Pass-Through Trust, 8.028%, 11/01/17	1,801
1,223	UAL 2007-1 Class C Pass-Through Trust, VAR, 3.059%, 07/02/14	1,162

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Airlines — Continued
	UAL 2007-1 Pass-Through Trust,
8,552	6.636%, 07/02/22	8,894
965	7.336%, 07/02/19	907
4,158	UAL 2009-2A Pass-Through Trust, 9.750%, 01/15/17	4,761

		112,390

	Building Products — 0.5%
	Building Materials Corp. of America,
12,940	6.750%, 05/01/21 (e)	14,072
19,475	6.875%, 08/15/18 (e)	20,936
5,265	7.000%, 02/15/20 (e)	5,712
8,225	Calcipar S.A., (Luxembourg), 6.875%, 05/01/18 (e)	8,102
15,300	Nortek Inc., 8.500%, 04/15/21	14,803

		63,625

	Commercial Services & Supplies — 1.4%
5,975	B-Corp. Merger Sub, Inc., 8.250%, 06/01/19 (e)	6,094
	Cenveo Corp.,
28,393	8.875%, 02/01/18	27,541
3,035	10.500%, 08/15/16 (e)	2,975
	Deluxe Corp.,
3,203	7.000%, 03/15/19	3,243
8,075	7.375%, 06/01/15	8,297
	FTI Consulting, Inc.,
8,500	6.750%, 10/01/20	9,191
2,000	7.750%, 10/01/16	2,082
17,614	Garda World Security Corp., (Canada), 9.750%, 03/15/17 (e)	18,583
3,936	Geo Group, Inc. (The), 6.625%, 02/15/21	4,118
	Harland Clarke Holdings Corp.,
8,297	9.500%, 05/15/15	6,534
24,840	VAR, 6.000%, 05/15/15	16,953
	Iron Mountain, Inc.,
2,675	7.750%, 10/01/19	2,956
6,563	8.000%, 06/15/20	7,006
631	8.375%, 08/15/21	701
3,205	8.750%, 07/15/18	3,341
2,485	Liberty Tire Recycling, 11.000%, 10/01/16 (e)	2,299
2,465	Mobile Mini, Inc., 7.875%, 12/01/20	2,588
	Quebecor World Capital Corp., (Canada),
8,325	6.125%, 11/15/13 (d)	83
6,815	6.500%, 08/01/27 (d)	68

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Services & Supplies — Continued
3,825	9.750%, 01/15/15 (d)	39
	R.R. Donnelley & Sons Co.,
9,174	6.125%, 01/15/17	8,876
8,100	7.250%, 05/15/18	8,039
7,220	7.625%, 06/15/20	7,004
3,605	8.250%, 03/15/19	3,659
5,210	WCA Waste Corp., 7.500%, 06/15/19 (e)	5,275

		157,545

	Construction & Engineering — 1.1%
2,200	Dycom Investments, Inc., 7.125%, 01/15/21	2,261
600	Goodman Networks, Inc., 12.125%, 07/01/18 (e)	609
2,520	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	2,627
1,000	New Enterprise Stone & Lime Co., Inc., 11.000%, 09/01/18	845
	RSC Equipment Rental, Inc./RSC Holdings III LLC,
13,240	8.250%, 02/01/21	14,034
9,782	9.500%, 12/01/14 (m)	10,100
18,240	Tutor Perini Corp., 7.625%, 11/01/18	18,331
	United Rentals North America, Inc.,
15,750	8.375%, 09/15/20	16,301
12,250	9.250%, 12/15/19 (m)	13,536
8,905	10.875%, 06/15/16	10,174
	UR Financing Escrow Corp.,
6,176	5.750%, 07/15/18 (e)	6,346
9,595	7.375%, 05/15/20 (e)	9,847
15,994	7.625%, 04/15/22 (e)	16,553

		121,564

	Electrical Equipment — 0.2%
	Belden, Inc.,
5,358	7.000%, 03/15/17	5,519
5,315	9.250%, 06/15/19	5,740
1,350	Dynacast International LLC/Dynacast Finance, Inc., 9.250%, 07/15/19 (e)	1,407
5,910	International Wire Group Holdings, Inc., 9.750%, 04/15/15 (e)	6,195

		18,861

	Environmental Services — 0.1%
	Casella Waste Systems, Inc.,
2,395	7.750%, 02/15/19	2,383
7,455	11.000%, 07/15/14	8,079

		10,462

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 0.3%
22,670	JB Poindexter & Co., Inc., 8.750%, 03/15/14 (m)	22,783
	Schaeffler Finance B.V., (Netherlands),
1,375	7.750%, 02/15/17 (e)	1,463
1,374	8.500%, 02/15/19 (e)	1,487
13,325	Trimas Corp., 9.750%, 12/15/17 (m)	14,758

		40,491

	Machinery — 0.5%
5,940	Boart Longyear Management Pty Ltd., (Australia), 7.000%, 04/01/21 (e)	6,252
9,000	Briggs & Stratton Corp., 6.875%, 12/15/20	9,517
8,480	CNH Capital LLC, 6.250%, 11/01/16 (e)	9,116
4,207	Columbus McKinnon Corp., 7.875%, 02/01/19	4,407
4,518	Commercial Vehicle Group, Inc., 7.875%, 04/15/19 (e)	4,563
4,765	Griffon Corp., 7.125%, 04/01/18	4,956
	SPX Corp.,
5,275	6.875%, 09/01/17	5,855
1,325	7.625%, 12/15/14	1,488
4,550	Thermadyne Holdings Corp., 9.000%, 12/15/17	4,755
8,165	Titan International, Inc., 7.875%, 10/01/17	8,675

		59,584

	Marine — 0.8%
15,420	ACL I Corp., PIK, 11.375%, 02/15/16 (e)	14,765
9,400	Bluewater Holding B.V., (Netherlands), VAR, 3.567%, 07/17/14 (e)	7,708
7,445	CMA CGM S.A., (France), 8.500%, 04/15/17 (e)	4,206
19,538	Commercial Barge Line Co., 12.500%, 07/15/17	21,760
22,860	General Maritime Corp., 12.000%, 11/15/17 (d)	343
4,037	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.625%, 11/01/17	3,361
20,838	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	20,629
9,982	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 9.250%, 04/15/19 (e)	8,285
13,387	Ultrapetrol Bahamas Ltd., (Bahamas), 9.000%, 11/24/14	12,216

		93,273

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	139

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Road & Rail — 0.8%
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
4,195	7.750%, 05/15/16	4,331
3,385	8.250%, 01/15/19	3,529
15,812	9.625%, 03/15/18	17,235
8,500	9.750%, 03/15/20	9,308
1,475	VAR, 3.003%, 05/15/14	1,431
	Hertz Corp. (The),
12,829	6.750%, 04/15/19	13,439
4,925	7.375%, 01/15/21	5,331
10,531	7.500%, 10/15/18	11,360
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
7,255	6.125%, 06/15/21	7,835
7,178	6.625%, 12/15/20	7,896
9,715	Quality Distribution LLC/QD Capital Corp., 9.875%, 11/01/18	10,626
3,375	RailAmerica, Inc., 9.250%, 07/01/17	3,763

		96,084

	Transportation Services — 0.1%
13,905	CEVA Group plc (United Kingdom), 8.375%, 12/01/17 (e)	13,870

	Total Industrials	889,366

	Information Technology — 4.1%
	Communications Equipment — 0.6%
	Avaya, Inc.,
21,985	7.000%, 04/01/19 (e)	22,287
28,780	9.750%, 11/01/15	28,780
20,995	Brightstar Corp., 9.500%, 12/01/16 (e)	21,835

		72,902

	Computers & Peripherals — 0.6%
	Seagate HDD Cayman, (Cayman Islands),
7,890	6.875%, 05/01/20	8,640
6,665	7.000%, 11/01/21 (e)	7,381
13,570	7.750%, 12/15/18	15,266
18,370	Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16	20,437
	Sealed Air Corp.,
7,500	8.125%, 09/15/19 (e)	8,475
4,500	8.375%, 09/15/21 (e)	5,152
8,193	Stratus Technologies Bermuda Ltd./Stratus Technologies, Inc., (Bermuda), 12.000%, 03/29/15	7,210

		72,561

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.5%
	CDW LLC/CDW Finance Corp.,
3,060	8.500%, 04/01/19	3,274
13,254	8.500%, 04/01/19 (e)	14,182
15,559	Intcomex, Inc., 13.250%, 12/15/14	15,253
960	Jabil Circuit, Inc., 7.750%, 07/15/16	1,114
12,358	Kemet Corp., 10.500%, 05/01/18	13,470
	Sanmina-SCI Corp.,
520	8.125%, 03/01/16	538
3,200	VAR, 3.296%, 06/15/14 (e)	3,176
9,527	Viasystems, Inc., 12.000%, 01/15/15 (e)	10,265

		61,272

	Internet Software & Services — 0.3%
23,333	eAccess Ltd., (Japan), 8.250%, 04/01/18 (e)	22,516
	Equinix, Inc.,
3,085	7.000%, 07/15/21	3,409
7,225	8.125%, 03/01/18	8,065

		33,990

	IT Services — 1.0%
1,815	Fidelity National Information Services, Inc., 7.625%, 07/15/17 (e)	1,972
	First Data Corp.,
15,760	8.250%, 01/15/21 (e)	15,248
1,080	8.875%, 08/15/20 (e)	1,169
1,073	9.875%, 09/24/15	1,092
4,400	10.550%, 09/24/15	4,532
15,807	12.625%, 01/15/21	16,597
26,070	iGate Corp., 9.000%, 05/01/16	28,351
3,645	Interactive Data Corp., 10.250%, 08/01/18	4,046
22,490	Sitel LLC/Sitel Finance Corp., 11.500%, 04/01/18 (f) (i)	16,643
15,310	Stream Global Services, Inc., 11.250%, 10/01/14	15,789
520	SunGard Data Systems, Inc., 10.625%, 05/15/15	551
2,395	Unisys Corp., 12.750%, 10/15/14 (e)	2,688

		108,678

	Semiconductors & Semiconductor Equipment — 1.1%
	Advanced Micro Devices, Inc.,
17,640	7.750%, 08/01/20	19,558
13,170	8.125%, 12/15/17	14,454
	Amkor Technology, Inc.,
13,120	6.625%, 06/01/21	13,710
12,550	7.375%, 05/01/18	13,554

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Semiconductors & Semiconductor Equipment — Continued
	Freescale Semiconductor, Inc.,
22,425	8.050%, 02/01/20	22,201
3,000	9.250%, 04/15/18 (e)	3,300
8,169	10.125%, 03/15/18 (e)	9,129
1,009	10.750%, 08/01/20	1,115
18,478	MEMC Electronic Materials, Inc., 7.750%, 04/01/19	15,660
	NXP B.V./NXP Funding LLC, (Netherlands),
7,600	9.750%, 08/01/18 (e)	8,598
25	VAR, 3.322%, 10/15/13 (e)	25
715	VAR, 3.322%, 10/15/13	715
2,850	STATS ChipPAC Ltd., (Singapore), 7.500%, 08/12/15 (e)	3,078

		125,097

	Software — 0.0% (g)
2,500	Audatex North America, Inc., 6.750%, 06/15/18 (e)	2,603

	Total Information Technology	477,103

	Materials — 8.3%
	Chemicals — 1.8%
11,219	Celanese US Holdings LLC, 6.625%, 10/15/18	12,285
	CF Industries, Inc.,
10,150	6.875%, 05/01/18	11,952
5,085	7.125%, 05/01/20	6,229
21,825	Chemtura Corp., 7.875%, 09/01/18	23,462
12,240	J.M. Huber Corp., 9.875%, 11/01/19 (e)	12,730
	Lyondell Chemical Co.,
11,163	8.000%, 11/01/17	12,475
37,068	11.000%, 05/01/18	40,635
24,800	LyondellBasell Industries N.V., (Netherlands), 6.000%, 11/15/21 (e)	27,218
4,185	Momentive Performance Materials, Inc., 12.500%, 06/15/14	4,467
15,110	Omnova Solutions, Inc., 7.875%, 11/01/18	14,052
32,403	PolyOne Corp., 7.375%, 09/15/20	34,914
4,510	Rhodia S.A., (France), 6.875%, 09/15/20 (e)	4,984

		205,403

	Construction Materials — 1.1%
6,728	Cemex Espana Finance LLC, Series A, 8.910%, 02/14/14 (f) (i)	6,224
49,445	Cemex Finance LLC, 9.500%, 12/14/16 (e)	48,703
	Cemex S.A.B. de C.V., (Mexico),
2,350	9.000%, 01/11/18 (e)	2,174

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — Continued
12,000	VAR, 5.579%, 09/30/15 (e)	10,590
13,560	Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	14,204
	Vulcan Materials Co.,
11,015	6.500%, 12/01/16	11,676
33,460	7.500%, 06/15/21	37,266

		130,837

	Containers & Packaging — 2.2%
	Ardagh Packaging Finance plc, (Ireland),
8,100	7.375%, 10/15/17 (e)	8,707
10,675	9.125%, 10/15/20 (e)	11,289
3,500	Ardagh Packaging Finance Plc/Ardagh MP Holdings USA Inc, (Ireland), 9.125%, 10/15/20 (e)	3,614
	Ball Corp.,
9,945	5.000%, 03/15/22	10,169
9,450	5.750%, 05/15/21	10,159
4,125	6.750%, 09/15/20	4,599
1,710	7.125%, 09/01/16	1,872
1,650	7.375%, 09/01/19	1,840
	Berry Plastics Corp.,
6,490	8.250%, 11/15/15	6,977
19,243	9.500%, 05/15/18	20,542
10,750	9.750%, 01/15/21	11,503
5,450	VAR, 5.322%, 02/15/15	5,470
1,500	BWAY Holding Co., 10.000%, 06/15/18	1,665
	Constar International, Inc.,
1,853	8.268%, 05/31/15 (f) (i)	1,854
4,322	11.000%, 12/31/17 (f) (i)	4,322
5,375	Crown Americas LLC/Crown Americas Capital Corp. III, 6.250%, 02/01/21	5,953
	Graphic Packaging International, Inc.,
5,200	7.875%, 10/01/18	5,720
4,275	9.500%, 06/15/17	4,756
1,000	Owens-Brockway Glass Container, Inc., 7.375%, 05/15/16	1,132
	Plastipak Holdings, Inc.,
4,116	8.500%, 12/15/15 (e)	4,239
8,500	10.625%, 08/15/19 (e)	9,605
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
11,100	6.875%, 02/15/21 (e)	11,766
7,633	7.125%, 04/15/19 (e)	8,072
21,801	7.875%, 08/15/19 (e)	23,872
11,540	8.250%, 02/15/21 (e)	11,021

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	141

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Containers & Packaging — Continued
6,600	8.750%, 10/15/16 (e)	7,029
11,125	9.000%, 04/15/19 (e)	11,125
13,525	9.250%, 05/15/18 (e)	13,592
28,704	9.875%, 08/15/19 (e)	29,673
	Rock-Tenn Co.,
2,700	4.450%, 03/01/19 (e)	2,744
2,700	4.900%, 03/01/22 (e)	2,747

		257,628

	Metals & Mining — 1.9%
5,392	AK Steel Corp., 7.625%, 05/15/20	5,426
2,785	Aleris International, Inc., 7.625%, 02/15/18	2,924
	APERAM, (Luxembourg),
5,450	7.375%, 04/01/16 (e)	5,286
6,243	7.750%, 04/01/18 (e)	5,931
8,420	Atkore International, Inc., 9.875%, 01/01/18	8,967
	Commercial Metals Co.,
2,000	6.500%, 07/15/17	2,010
2,595	7.350%, 08/15/18	2,647
1,000	Edgen Murray Corp., 12.250%, 01/15/15	1,020
5,933	Essar Steel Algoma, Inc., (Canada), 9.375%, 03/15/15 (e)	6,111
	FMG Resources August 2006 Pty Ltd., (Australia),
13,188	6.375%, 02/01/16 (e)	13,650
7,537	6.875%, 02/01/18 (e)	7,951
22,462	7.000%, 11/01/15 (e)	23,754
3,875	Gibraltar Industries, Inc., 8.000%, 12/01/15	3,983
2,880	James River Coal Co., 7.875%, 04/01/19	1,944
8,475	JMC Steel Group, 8.250%, 03/15/18 (e)	8,846
10,795	Murray Energy Corp., 10.250%, 10/15/15 (e)	11,011
8,574	Noranda Aluminum Acquisition Corp., PIK, 4.659%, 05/15/15	8,253
	Novelis, Inc., (Canada),
17,820	8.375%, 12/15/17	19,513
8,905	8.750%, 12/15/20	9,929
5,835	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	6,141
4,500	Ryerson, Inc., 12.000%, 11/01/15	4,635
12,525	Severstal Columbus LLC, 10.250%, 02/15/18	13,746
	Steel Dynamics, Inc.,
6,700	7.625%, 03/15/20	7,487
360	7.750%, 04/15/16	375

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
6,975	Taseko Mines Ltd., (Canada), 7.750%, 04/15/19	6,696
9,265	Thompson Creek Metals Co., Inc., (Canada), 7.375%, 06/01/18	8,871
	United States Steel Corp.,
1,075	6.050%, 06/01/17	1,097
5,467	7.000%, 02/01/18	5,672
11,440	7.375%, 04/01/20	11,926
1,047	Wolverine Tube, Inc., 6.000%, 06/28/14 (f) (i)	1,047
6,675	Xinergy Corp., 9.250%, 05/15/19 (e)	4,673

		221,522

	Paper & Forest Products — 1.3%
33,111	AbitibiBowater, Inc., 10.250%, 10/15/18 (e)	37,829
	Abitibi-Consolidated Co. of Canada, (Canada),
8,431	6.000%, 06/20/13 (d)	42
15,841	7.750%, 06/15/11 (d)	79
20,371	8.375%, 04/01/15 (d)	102
	Abitibi-Consolidated, Inc.,
3,880	7.400%, 04/01/18 (d)	19
2,425	7.500%, 04/01/28 (d)	12
680	8.550%, 08/01/10 (d)	3
44,081	8.850%, 08/01/30 (d)	221
17,760	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	18,160
5,250	Boise Paper Holdings LLC/Boise Co.-Issuer Co., 8.000%, 04/01/20	5,762
	Cascades, Inc., (Canada),
7,757	7.750%, 12/15/17	7,951
5,449	7.875%, 01/15/20	5,503
5,377	Domtar Corp., 10.750%, 06/01/17	6,990
3,800	Georgia-Pacific LLC, 8.250%, 05/01/16 (e)	4,210
4,200	Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16 (e)	4,316
78,532	NewPage Corp., 11.375%, 12/31/14 (d)	47,316
950	P.H. Glatfelter Co., 7.125%, 05/01/16	971
3,200	Potlatch Corp., 7.500%, 11/01/19	3,392
1,100	Sappi Papier Holding GmbH, (Austria), 6.625%, 04/15/21 (e) (f) (i)	1,031
	Smurfit-Stone Container Enterprises, Inc.,
25,818	8.000%, 03/15/17 (d) (f) (i)	549
19,431	8.375%, 07/01/12 (d) (f) (i)	413

		144,871

	Total Materials	960,261

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Telecommunication Services — 6.0%
	Diversified Telecommunication Services — 2.3%
	Cincinnati Bell, Inc.,
37	7.000%, 02/15/15	37
7,125	8.250%, 10/15/17	7,357
6,061	8.375%, 10/15/20	6,197
4,840	8.750%, 03/15/18	4,610
39,920	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/15 (e)	38,822
	Frontier Communications Corp.,
6,340	7.125%, 03/15/19	6,483
800	8.125%, 10/01/18	862
520	8.250%, 05/01/14	565
3,945	8.250%, 04/15/17	4,261
23,945	8.500%, 04/15/20	25,920
3,945	8.750%, 04/15/22	4,290
7,800	Level 3 Communications, Inc., 11.875%, 02/01/19	8,873
	Level 3 Financing, Inc.,
19,870	8.125%, 07/01/19 (e)	20,814
11,550	8.625%, 07/15/20 (e)	12,330
5,500	8.750%, 02/15/17	5,747
22,220	9.375%, 04/01/19	24,553
14,015	PAETEC Holding Corp., 8.875%, 06/30/17 (m)	15,276
	Qwest Communications International, Inc.,
15,705	7.125%, 04/01/18	16,805
4,115	8.000%, 10/01/15	4,417
	Qwest Corp.,
996	7.625%, 06/15/15 (m)	1,133
1,000	8.375%, 05/01/16	1,171
	Windstream Corp.,
950	7.000%, 03/15/19	983
9,695	7.500%, 06/01/22 (e)	10,446
3,500	7.750%, 10/15/20	3,824
9,000	7.750%, 10/01/21	9,833
13,235	7.875%, 11/01/17	14,923
210	8.125%, 08/01/13	225
10,190	8.125%, 09/01/18	11,158

		261,915

	Wireless Telecommunication Services — 3.7%
6,160	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17 (e)	6,714
	Cricket Communications, Inc.,
6,845	7.750%, 05/15/16	7,290
35,870	7.750%, 10/15/20	35,691

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — Continued
1,370	Crown Castle International Corp., 9.000%, 01/15/15	1,510
3,583	Digicel Ltd., (Bermuda), 7.000%, 02/15/20 (e)	3,619
4,270	iPCS, Inc., VAR, 2.672%, 05/01/13	4,110
	MetroPCS Wireless, Inc.,
29,680	6.625%, 11/15/20	30,570
10,580	7.875%, 09/01/18	11,347
78,745	Nextel Communications, Inc., 7.375%, 08/01/15 (m)	77,761
	NII Capital Corp.,
6,170	7.625%, 04/01/21	6,309
21,080	8.875%, 12/15/19	22,714
7,455	10.000%, 08/15/16	8,498
1,025	SBA Telecommunications, Inc., 8.250%, 08/15/19	1,127
4,300	Sprint Capital Corp., 6.900%, 05/01/19	3,806
	Sprint Nextel Corp.,
67,435	6.000%, 12/01/16 (m)	61,366
5,120	7.000%, 03/01/20 (e)	5,203
5,425	8.375%, 08/15/17	5,317
41,472	9.000%, 11/15/18 (e)	46,241
16,785	9.125%, 03/01/17 (e)	16,869
5,758	11.500%, 11/15/21 (e)	6,276
8,197	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, (Ireland), 7.748%, 02/02/21 (e)	8,164
	VimpelCom Holdings B.V., (Netherlands),
4,550	6.255%, 03/01/17 (e)	4,482
11,900	7.504%, 03/01/22 (e)	11,668
1,300	VAR, 4.576%, 06/29/14 (e)	1,264
	Wind Acquisition Finance S.A., (Luxembourg),
9,025	7.250%, 02/15/18 (e)	8,800
26,735	11.750%, 07/15/17 (e)	27,403
10,880	Wind Acquisition Holdings Finance S.A., PIK, 12.250%, 07/15/17 (e)	9,493

		433,612

	Total Telecommunication Services	695,527

	Utilities — 3.7%
	Electric Utilities — 0.3%
	DPL, Inc.,
12,794	6.500%, 10/15/16 (e)	13,946
6,430	7.250%, 10/15/21 (e)	7,330
1,509	PNM Resources, Inc., 9.250%, 05/15/15	1,724

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	143

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Electric Utilities — Continued
4,000	Public Service Co. of New Mexico, 7.950%, 05/15/18	4,804

		27,804

	Gas Utilities — 0.1%
	Genesis Energy LP/Genesis Energy Finance Corp.,
4,800	7.875%, 12/15/18 (e)	4,920
9,420	7.875%, 12/15/18	9,703

		14,623

	Independent Power Producers & Energy Traders — 2.6%
	AES Eastern Energy LP,
2,688	9.000%, 01/02/17 (d)	806
28,331	9.670%, 01/02/29 (d)	9,066
8,275	Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.000%, 06/01/16 (e)	8,999
	Calpine Corp.,
10,011	7.250%, 10/15/17 (e)	10,612
45,750	7.500%, 02/15/21 (e)	49,639
6,500	7.875%, 07/31/20 (e)	7,182
19,100	7.875%, 01/15/23 (e)	20,819
	Dynegy Holdings LLC,
12,200	7.125%, 05/15/18 (d)	7,930
3,900	7.500%, 06/01/15 (d)	2,545
48,825	7.750%, 06/01/19 (d)	31,736
151	8.375%, 05/01/16 (d)	99
41,590	Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Series B, 7.670%, 11/08/16 (d)	24,954
	Edison Mission Energy,
13,102	7.000%, 05/15/17	8,778
58,706	7.200%, 05/15/19 (m)	38,159
646	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	517
	GenOn Energy, Inc.,
2,600	7.875%, 06/15/17 (m)	2,411
19,285	9.875%, 10/15/20	18,080
	Homer City Funding LLC,
4,717	8.137%, 10/01/19	4,292
8,992	8.734%, 10/01/26	8,093
11,465	Midwest Generation LLC, 8.560%, 01/02/16	11,694
	NRG Energy, Inc.,
9,145	7.625%, 05/15/19	9,053
9,740	7.875%, 05/15/21	9,667
11,050	8.500%, 06/15/19	11,299

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Independent Power Producers & Energy Traders — Continued
2,062		Ormat Funding Corp., 8.250%, 12/30/20 (m)	1,938
13,903		Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	3,754

			302,122

		Multi-Utilities — 0.7%
14,006		Energy Future Holdings Corp., 9.750%, 10/15/19	14,426
1,300		Energy Future Intermediate Holding Co. LLC, 9.750%, 10/15/19	1,339
61,540		Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/20	66,848

			82,613

		Total Utilities	427,162

		Total Corporate Bonds (Cost $8,814,964)	9,180,814

SHARES
Common Stocks — 1.0%
		Consumer Discretionary — 0.3%
		Automobiles — 0.3%
1,318		General Motors Co. (a)	34,306

		Broadcasting & Cable TV — 0.0% (g)
9,055		Adelphia Recovery Trust	23

		Leisure Equipment & Products — 0.0% (g)
458		New True Temper Holdings Corp., Inc. (a) (f) (i)	5,453

		Total Consumer Discretionary	39,782

		Consumer Staples — 0.0%
		Food Products — 0.0%
585		Eurofresh, Inc., ADR (a) (f) (i)	—

		Financials — 0.3%
		Diversified Financial Services — 0.3%
1,967		Capmark Financial Group, Inc. (a)	38,853

		Health Care — 0.0% (g)
		Health Care Providers & Services — 0.0% (g)
—	(h)	Magellan Health Services, Inc. (a)	5

		Industrials — 0.0% (g)
		Commercial Services & Supplies — 0.0% (g)
2		Quad/Graphics, Inc.	37

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Information Technology — 0.1%
	Computers & Peripherals — 0.0%
616	Stratus Technologies Bermuda Holdings, Ltd., (Bermuda) (a) (f) (i)	—

	IT Services — 0.0% (g)
92	Unisys Corp. (a)	1,718

	Semiconductors & Semiconductor Equipment — 0.1%
561	Magnachip Semiconductor Corp., (Luxembourg) (a)	6,493

	Total Information Technology	8,211

	Materials — 0.3%
	Chemicals — 0.2%
389	LyondellBasell Industries N.V., (Netherlands), Class A	16,795

	Construction Materials — 0.0% (g)
399	U.S. Concrete, Inc. (a)	1,676

	Containers & Packaging — 0.0% (g)
58	Constar International, Inc., ADR (a) (f) (i)	27

	Metals & Mining — 0.0% (g)
46	Wolverine Tube, Inc., ADR (a) (f) (i)	1,160

	Paper & Forest Products — 0.1%
708	AbitibiBowater, Inc., (Canada) (a)	10,838

	Total Materials	30,496

	Telecommunication Services — 0.0%
	Diversified Telecommunication Services — 0.0%
1	XO Holdings, Inc., (Canada) (a) (f) (i)	—

	Utilities — 0.0% (g)
	Independent Power Producers & Energy Traders — 0.0% (g)
19	GenOn Energy, Inc. (a)	48

	Total Common Stocks (Cost $111,799)	117,432

Preferred Stocks — 0.7%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
342	General Motors Co., 4.750%, 12/01/13	14,609

	Media — 0.0% (g)
77	Spanish Broadcasting System, Inc. (a) (f) (i)	—	(h)
1	Spanish Broadcasting System, Inc., PIK, 10.750%, 04/02/12 ($1,000 par value)@ (a) (f) (i)	645

		645

	Total Consumer Discretionary	15,254

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 0.0%
	Food Products — 0.0%
1	Eurofresh, Inc., ADR, 15.000%, 11/18/16 (a) (f) (i)	—

	Financials — 0.6%
	Commercial Banks — 0.2%
95	CoBank ACB, 11.000%, 07/01/13 ($50 par value)@ (e)	5,178
161	CoBank ACB, 11.000%, 10/01/14 ($50 par value)@	8,608
112	CoBank ACB, 7.000%, 04/02/12 ($50 par value)@ (e)	5,432

		19,218

	Consumer Finance — 0.3%
20	Ally Financial, Inc., 7.000%, 04/02/12 ($1,000 par value)@ (e)	17,245
326	Citigroup Capital XIII, VAR, 7.875%, 10/30/40	8,829
226	GMAC Capital Trust I, VAR, 8.125%, 02/15/40	5,306

		31,380

	Diversified Financial Services — 0.0% (g)
5	Bank of America Corp., 7.250%, 04/09/12 ($1,000 par value)@	4.713

	Insurance — 0.1%
10	XLIT Ltd., (Cayman Islands), VAR, 3.687%, 10/29/49	7,213

	Total Financials	62,524

	Information Technology — 0.0%
	Computers & Peripherals — 0.0%
140	Stratus Technologies Bermuda Holdings, Ltd., (Bermuda) (a) (f) (i)	—

	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
6	Constar International, Inc., 11.000% (a) (f) (i)	1,311

	Total Preferred Stocks (Cost $87,259)	79,089

PRINCIPAL AMOUNT($)
Loan Participations & Assignments — 13.0%
	Consumer Discretionary — 5.8%
	Auto Components — 0.2%
	Autoparts Holdings Ltd., Term Loan,
3,229	VAR, 6.500%, 07/29/17	3,237
1,646	VAR, 6.500%, 07/29/17	1,651
8	VAR, 6.500%, 07/29/17	8

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	145

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Auto Components — Continued
4	VAR, 6.500%, 07/29/17	4
19,874	Remy International, Term Loan B, VAR, 6.250%, 12/16/16	19,750
	UCI International, Inc., Term Loan,
2,913	VAR, 5.500%, 07/26/17	2,921
7	VAR, 5.500%, 07/26/17	7

		27,578

	Automobiles — 0.4%
47,729	Chrysler, Term Loan B, VAR, 6.000%, 05/24/17	47,843

	Broadcasting & Cable TV — 0.1%
5,825	Kabel Deutschland, Facility F Loan, VAR, 02/01/19 ^	5,796

	Diversified Consumer Services — 0.3%
887	Realogy Corp., Extended Synthetic Commitments, VAR, 0.094%, 10/10/16	823
21,707	Realogy Corp., Extended Term Loan, VAR, 4.770%, 10/10/16 ^	20,142
140	Realogy Corp., Non-Extended Synthetic Commitments, VAR, 0.094%, 10/10/13	131
8,691	Tishman Speyer Office, Term Loan, VAR, 8.000%, 05/20/12 ^	8,669

		29,765

	Gaming — 1.3%
	Caesars Entertainment Operating Co., Inc., Term B-2 Loan,
55,207	VAR, 3.244%, 01/28/15 ^	51,729
30,994	VAR, 3.244%, 01/28/15	29,042
23,040	CCM Merger, Inc., Term Loan, VAR, 7.000%, 03/01/17	23,011
70	Citycenter Holdings LLC, Term Loan, VAR, 7.500%, 01/21/15	70
	MGM Resorts International, Class B Term Loan, Non-Extending,
2,829	VAR, 7.000%, 02/21/14	2,836
13,846	VAR, 7.000%, 02/21/14	13,881
13,000	MGM Resorts International, Class D Term Loan, Non-Extending, VAR, 7.000%, 02/21/14 ^	13,032
14,950	Mohegan Tribal Gaming Authority, Term Loan, VAR, 03/31/16 ^	14,651

		148,252

	Hotels, Restaurants & Leisure — 0.2%
6,020	Burger King Corp., Tranche B Term Loan, VAR, 4.500%, 10/19/16	5,998
248	Outback (OSI Restaurant), Prefunded Revolving Credit Commitment,, VAR, 2.563%, 06/14/13 ^	242

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — Continued
4,553	Outback (OSI Restaurant), Term Loan B, VAR, 2.563%, 06/14/14 ^	4,443
12,825	ROC Finance LLC, Funded Term B Loan, VAR, 8.500%, 08/19/17	12,921
2,216	Wendy’s/Arby’s Restaurants LLC, Term Loan, VAR, 5.000%, 05/24/17	2,218

		25,822

	Leisure Equipment & Products — 0.1%
8,030	Eastman Kodak Co., DIP Loan, VAR, 07/20/13 ^	8,128

	Media — 1.9%
8,179	Barrington Broadcasting Group LLC, Tranche 2 Term Loan, VAR, 7.500%, 06/14/17	8,207
17,046	Cengage Learning Acquisitions, Term Loan, VAR, 2.490%, 07/03/14	15,818
49,490	Clear Channel Communications, Inc., Term Loan B, VAR, 3.894%, 01/29/16	40,622
16,901	Cumulus Media, Term Loan, VAR, 5.750%, 09/17/18 ^	16,915
	Entercom Radio, Term Loan,
6,849	VAR, 6.250%, 11/23/18	6,862
113	VAR, 7.250%, 11/23/18	113
3,631	Gray Television, Inc., 1st Lien Term Loan, VAR, 3.770%, 12/31/14	3,587
5,202	High Plains Broadcasting Operating Co. LLC, Term Loan, VAR, 9.000%, 09/14/16	5,178
5,099	Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 5.250%, 04/28/17	5,104
2,425	Hubbard Radio LLC, 2nd Lien Term Loan C, VAR, 8.750%, 04/30/18	2,467
	Media General, Inc., Term Loan,
6,677	VAR, 5.243%, 03/29/13	6,302
1,974	VAR, 5.321%, 03/29/13	1,863
19,464	Newport Television LLC, Term Loan, VAR, 9.000%, 09/14/16	19,374
3,820	Newsday, Fixed Rate Term Loan, VAR, 10.500%, 08/01/13	3,930
3,985	Nielsen Finance LLC, Class B Dollar Term Loan, VAR, 4.007%, 05/02/16	3,998
	R.H. Donnelley, Inc., Exit Term Loan,
2,407	VAR, 9.000%, 10/24/14	922
2,663	VAR, 9.000%, 10/24/14	1,020
11,369	VAR, 9.000%, 10/24/14	4,354
9,065	VAR, 9.000%, 10/24/14	3,472
16,281	Radio One, 1st Lien Term Loan B, VAR, 7.500%, 03/31/16	15,997

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
		Media — Continued
40,958		Univision Communications, Inc., Extended 1st Lien Term Loan, VAR, 4.494%, 03/31/17 ^	38,035
11,228		Univision Communications, Inc., Initial Term Loan, VAR, 2.244%, 09/29/14	11,049
		Vertis, Inc., 1st Lien Term Loan,
16,631		VAR, 11.750%, 12/21/15	5,793
232		VAR, 11.750%, 12/21/15	81

			221,063

		Specialty Retail — 1.3%
		Academy, Ltd., Initial Term Loan,
—	(h)	VAR, 6.000%, 08/03/18 ^	—	(h)
—	(h)	VAR, 6.000%, 08/03/18 ^	—	(h)
—	(h)	VAR, 6.000%, 08/03/18 ^	—	(h)
—	(h)	VAR, 6.000%, 08/03/18 ^	—	(h)
—	(h)	VAR, 6.000%, 08/03/18 ^	—	(h)
		Claire’s Stores, Term Loan B,
72,700		VAR, 2.994%, 05/29/14	68,862
15,236		VAR, 3.301%, 05/29/14	14,432
40,685		Gymboree, 1st Lien Term Loan, VAR, 5.000%, 02/23/18 ^	38,255
		J. Crew, 1st Lien Term Loan,
6,732		VAR, 4.750%, 03/07/18	6,589
6,905		VAR, 4.750%, 03/07/18	6,759
13,845		VAR, 4.750%, 03/07/18	13,551
		Michael’s Stores, Term B1 Loan,
—	(h)	VAR, 2.875%, 10/31/13 ^	—	(h)
—	(h)	VAR, 2.875%, 10/31/13 ^	—	(h)
—	(h)	VAR, 2.875%, 10/31/13 ^	—	(h)
—	(h)	VAR, 2.875%, 10/31/13 ^	—	(h)

			148,448

		Textiles, Apparel & Luxury Goods — 0.0% (g)
2,239		BCBG Max Azria, 1st Lien Term Loan, VAR, 13.750%, 06/09/15	2,115

		Total Consumer Discretionary	664,810

		Consumer Staples — 1.0%
		Food & Staples Retailing — 0.4%
15,759		Rite Aid Corp., 1st Lien Term Loan 5, VAR, 4.500%, 03/03/18	15,496
		Rite Aid Corp., Tranche 2 Term Loan,
8,467		VAR, 2.000%, 06/04/14	8,244
10,012		VAR, 2.000%, 06/04/14	9,748
9,936		VAR, 2.020%, 06/04/14	9,673

			43,161

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — 0.4%
	Bolthouse Farms, 1st Lien,
8,711	VAR, 5.500%, 02/11/16	8,716
186	VAR, 5.750%, 02/11/16	186
3,787	Del Monte Corp., Term Loan, VAR, 4.500%, 03/08/18	3,714
	Dole Food Co., Inc., Tranche B-2 Term Loan,
471	VAR, 5.000%, 07/08/18	472
471	VAR, 5.000%, 07/08/18	472
471	VAR, 5.000%, 07/08/18	473
471	VAR, 5.000%, 07/08/18	473
471	VAR, 5.000%, 07/08/18	473
471	VAR, 5.000%, 07/08/18	472
126	VAR, 5.000%, 07/08/18	127
	Dole Food Co., Inc., Tranche C-2 Term Loan,
707	VAR, 5.000%, 07/08/18	709
707	VAR, 5.000%, 07/08/18	709
707	VAR, 5.000%, 07/08/18	709
707	VAR, 5.000%, 07/08/18	709
471	VAR, 5.000%, 07/08/18	473
707	VAR, 5.000%, 07/08/18	709
707	VAR, 5.000%, 07/08/18	709
612	VAR, 5.000%, 07/08/18	614
161	VAR, 6.000%, 07/08/18	161
6,180	High Liner Foods, Inc., Term Loan, VAR, 7.000%, 12/19/17	6,188
	Pierre Foods, Inc., 1st Lien Term Loan,
10,276	VAR, 7.000%, 09/30/16	10,276
26	VAR, 7.000%, 09/30/16	26
6,160	Pierre Foods, Inc., 2nd Lien Term Loan, VAR, 11.250%, 09/29/17	6,165

		43,735

	Personal Products — 0.2%
	NBTY, Inc., Term B-1 Loan,
6,826	VAR, 4.250%, 10/01/17	6,823
251	VAR, 4.250%, 10/01/17	251
503	VAR, 4.250%, 10/01/17	503
	Targus, 1st Lien Term Loan,
11	VAR, 11.000%, 05/24/16	11
4,466	VAR, 11.000%, 05/24/16	4,321
16,247	Visant Corp., 1st Lien Term Loan, VAR, 5.250%, 12/22/16	15,580

		27,489

	Total Consumer Staples	114,385

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	147

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
15,741	MEG Energy Corp., Term Loan B, VAR, 4.000%, 03/18/18	15,708

	Financials — 0.9%
	Capital Markets — 0.2%
19,029	Pinafore LLC/Pinafore, Inc., Term Loan B1, VAR, 4.250%, 09/29/16	19,014

	Consumer Finance — 0.0% (g)
325	Springleaf Financial Funding, Term Loan, VAR, 5.500%, 05/10/17	296

	Diversified Financial Services — 0.5%
	Harland Clarke Holdings Corp., Term Loan B,
6,206	VAR, 2.744%, 06/30/14	5,671
8,859	VAR, 2.744%, 06/30/14	8,095
8,518	VAR, 2.744%, 06/30/14	7,783
7,021	VAR, 2.744%, 06/30/14	6,416
5,147	VAR, 2.744%, 06/30/14	4,703
6,084	VAR, 3.079%, 06/30/14	5,560
3,350	International Lease Finance Corp., Term Loan 1, VAR, 6.750%, 03/17/15	3,356
2,700	Nuveen Investments, Inc., 1st Lien Term Loan, VAR, 7.250%, 05/13/17	2,719
20,650	Ocwen Financial Corp., Term Loan, VAR, 7.000%, 09/01/16	20,650

		64,953

	Insurance — 0.0% (g)
2,061	CNO Financial Group, Inc., B-1 Term Loan, VAR, 6.250%, 09/30/16	2,070
978	USI Holdings Corp., Series C, New Term Loan, VAR, 7.000%, 05/05/14	970

		3,040

	Real Estate Investment Trusts (REITs) — 0.2%
	I-Star, Term Loan A-1,
7,490	VAR, 5.000%, 06/28/13	7,456
12,122	VAR, 5.000%, 06/28/13	12,067

		19,523

	Total Financials	106,826

	Health Care — 0.5%
	Health Care Equipment & Supplies — 0.0% (g)
	Biomet, Inc., Dollar Term Loan,
125	VAR, 3.244%, 03/25/15	124
1,313	VAR, 3.244%, 03/25/15	1,299
2,563	VAR, 3.574%, 03/25/15	2,534

		3,957

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 0.2%
	Community Health Systems, Inc., Extended Term Loan,
945	VAR, 3.989%, 01/25/17	933
50	VAR, 5.750%, 01/25/17	50
	Community Health Systems, Inc., Non Extended B-1 Term Loan,
575	VAR, 2.494%, 07/25/14	568
720	VAR, 2.739%, 07/25/14	710
316	VAR, 4.500%, 07/25/14	311
83	Community Health Systems, Inc., Non Extended Delay Draw, VAR, 4.500%, 07/25/14	81
3,000	HCA, Inc., Term Loan B-3, VAR, 3.494%, 05/01/18	2,950
5,450	HMA, Term Loan B, VAR, 4.500%, 11/16/18	5,415
995	IASIS Healthcare, 1st Lien Term Loan B, VAR, 5.000%, 05/03/18	989
3,561	inVentiv Health, Inc., Consolidated Term Loan, VAR, 6.500%, 08/04/16	3,423
2,466	National Mentor Holdings, Inc., Tranche B Term Loan, VAR, 02/09/17 ^	2,427
7,275	Vanguard Health Systems, Term Loan B, VAR, 5.000%, 01/29/16	7,257

		25,114

	Health Care Technology — 0.0% (g)
	Emdeon Inc., Term Loan B,
287	VAR, 6.750%, 11/02/18	290
45	VAR, 6.750%, 11/02/18	45
65	VAR, 6.750%, 11/02/18	66
454	VAR, 6.750%, 11/02/18	459
1,099	VAR, 6.750%, 11/02/18	1,112

		1,972

	Pharmaceuticals — 0.3%
	Aptalis Pharma, Inc., Term Loan,
1,987	VAR, 5.500%, 02/10/17	1,970
18,431	VAR, 5.500%, 02/10/17	18,275
	Capsugel Holdings, Inc., Term Loan,
4,040	VAR, 5.250%, 08/01/18	4,063
10	VAR, 5.250%, 08/01/18	10
3,625	Catalent Pharma Solutions, Inc., 1st Lien Incremental Term Loan B, VAR, 09/15/17 ^	3,634
2,418	Catalent Pharma Solutions, Inc., Dollar Term Loan, VAR, 4.244%, 09/15/16	2,384

		30,336

	Total Health Care	61,379

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Industrials — 1.2%
	Aerospace & Defense — 0.1%
7,662	Ducommun, Inc., Term Loan B, VAR, 5.500%, 06/28/17	7,623

	Airlines — 0.1%
10,372	Delta Air Lines, Inc., New Term Loan, VAR, 4.250%, 03/07/16	9,970
1,985	United Airlines, Term Loan B, VAR, 2.250%, 02/01/14	1,929

		11,899

	Building Products — 0.1%
561	Jacuzzi Brands, Inc., 1st Lien Synthetic Credit Facility, VAR, 0.479%, 02/07/14	296
	Jacuzzi Brands, Inc., 1st Lien Term Loan B,
6,104	VAR, 2.653%, 02/07/14	3,220
13	VAR, 2.653%, 02/07/14	6
	Nortek, Inc., 1st Lien Term Loan,
11,813	VAR, 5.250%, 04/26/17	11,710
34	VAR, 5.250%, 04/26/17	34
13	VAR, 6.250%, 04/26/17	13

		15,279

	Commercial Services & Supplies — 0.4%
9,075	AZ Chem U.S., Inc., Term Loan, VAR, 7.250%, 12/22/17	9,148
4,129	Baker Corp. International, Term Loan, VAR, 5.000%, 06/01/18	4,123
13,152	Cenveo Corp., Term B Loan, VAR, 6.250%, 12/21/16	13,066
14,377	SCH Group, 1st Lien Term Loan, VAR, 6.625%, 04/28/17	13,029
7,680	SCH Group, 2nd Lien Term Loan, VAR, 10.500%, 04/30/18	6,182

		45,548

	Communications Equipment — 0.0% (g)
1,995	Norit Holding B.V., Term Loan, VAR, 6.750%, 07/10/17	1,990

	Industrial Conglomerates — 0.1%
12,726	BOC Edwards, Extended Term Loan, VAR, 5.500%, 05/31/16	12,416
396	BOC Edwards, New Term Loan, VAR, 5.500%, 05/31/16	387

		12,803

	Industrial Machinery — 0.1%
12,801	Intelligrated Inc., Term Loan, VAR, 7.500%, 02/17/17	12,705

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Machinery — 0.2%
	Milacron Holdings, Inc., Term Loan,
17,355	VAR, 7.500%, 05/15/17	17,225
2,100	VAR, 7.500%, 05/15/17	2,084

		19,309

	Road & Rail — 0.1%
	Swift Transportation Co., Term Loan,
2,074	VAR, 6.000%, 12/21/16	2,074
2,649	VAR, 6.000%, 12/21/16	2,649
152	VAR, 6.000%, 12/21/16	153
457	VAR, 6.000%, 12/21/16	457

		5,333

	Total Industrials	132,489

	Information Technology — 1.2%
	Communications Equipment — 0.3%
7,700	Avaya, Inc., Term Loan B-1, VAR, 3.241%, 10/24/14	7,534
15,467	Avaya, Inc., Term Loan B-3 Extending Tranche, VAR, 4.991%, 10/26/17	14,999
	Syniverse Holdings, Inc., Term Loan B,
2,780	VAR, 5.250%, 12/21/17	2,785
36	VAR, 5.250%, 12/21/17	36
11,471	VAR, 5.250%, 12/21/17	11,491

		36,845

	Computers & Peripherals — 0.0% (g)
	Sealed Air Corp., Term Loan B,
804	VAR, 4.750%, 10/03/18	812
919	VAR, 4.750%, 10/03/18	928
81	Stratus Technologies, Inc., 2nd Lien Term Loan, VAR, 5.250%, 06/30/15 ^	44

		1,784

	Electronic Equipment, Instruments & Components — 0.1%
10,575	CDW Corp., Extended Term Loan, VAR, 4.000%, 07/15/17	10,335
3,696	CDW Corp., Non Extended B-1 Term Loan, VAR, 3.751%, 10/10/14	3,682
1,430	Sensus USA, Inc., 2nd Lien Term Loan, VAR, 8.500%, 05/09/18	1,414

		15,431

	Internet Software & Services — 0.2%
18,693	Go Daddy Group, Inc. (The), Term Loan B, VAR, 7.000%, 12/17/18	18,831
6,732	Softlayer Technologies, Inc., Term Loan, VAR, 7.250%, 11/09/16	6,743

		25,574

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	149

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	IT Services — 0.3%
1,147	CompuCom Systems, Term Loan, VAR, 3.750%, 08/25/14 (f) (i)	1,116
5,273	First Data Corp., Initial Tranche B-1, VAR, 2.994%, 09/24/14 ^	5,041
15,749	First Data Corp., Initial Tranche B3, VAR, 2.994%, 09/24/14 ^	15,056
4,489	Interactive Data Corp., Term Loan B, VAR, 4.500%, 02/11/18	4,479
4,959	Sitel, Inc., Tranche A Extended U.S. Term Loan, VAR, 7.331%, 01/30/17 (f) (i)	4,756

		30,448

	Semiconductors & Semiconductor Equipment — 0.3%
13,713	Freescale Semiconductor, Inc., Extended Maturity Term Loan, VAR, 4.518%, 12/01/16	13,362
11,375	NXP B.V., Term Loan B, VAR, 02/16/19 ^	11,172
	NXP B.V., Tranche A-2 Loan,
20	VAR, 5.500%, 03/04/17	20
7,831	VAR, 5.500%, 03/04/17	7,772

		32,326

	Total Information Technology	142,408

	Materials — 1.1%
	Chemicals — 0.6%
7,925	Cristal Inorganic Chemicals (Millennium), 2nd Lien Term Loan, VAR, 6.329%, 11/15/14	7,905
	HARKO CV, Term Loan B,
3,121	VAR, 5.750%, 08/02/17	3,129
4,186	VAR, 5.750%, 08/02/17	4,196
29,302	Momentive Performance, Tranche B-1B Term Loan, VAR, 3.750%, 05/05/15	28,472
	Nexeo Solutions, Term Loan,
2,659	VAR, 5.000%, 09/08/17 ^	2,618
2,244	VAR, 5.000%, 09/08/17 ^	2,210
2,244	VAR, 5.000%, 09/08/17 ^	2,209
	PolyOne Corp., Term Loan B,
138	VAR, 5.000%, 12/20/17	138
8,113	VAR, 5.000%, 12/20/17	8,124
	Trinseo S.A., 1st Lien Term Loan,
20,050	VAR, 6.000%, 08/02/17	18,079
264	VAR, 6.750%, 08/02/17	238

		77,318

	Containers & Packaging — 0.3%
	BWAY Holding Co., Replacement Term Loan B,
605	VAR, 4.500%, 02/23/18	603

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — Continued
33	VAR, 4.500%, 02/23/18	33
	BWAY Holding Co., Replacement Term Loan C,
52	VAR, 4.500%, 02/23/18	51
7	VAR, 4.500%, 02/23/18	7
	Reynolds Group Holdings, Term Loan C,
13,119	VAR, 6.500%, 08/09/18	13,256
178	VAR, 6.500%, 08/09/18	180
	Reynolds Group Holdings, U.S. Term Loan,
5,779	VAR, 6.500%, 02/09/18	5,831
70	VAR, 6.500%, 02/09/18	71
79	VAR, 6.500%, 02/09/18	79
2,989	VAR, 6.500%, 02/09/18	3,016
5,132	VAR, 6.500%, 02/09/18	5,178
41	VAR, 6.500%, 02/09/18	41

		28,346

	Metals & Mining — 0.2%
7,245	American Rock Salt, 1st Lien Term Loan, VAR, 5.500%, 04/25/17	6,733
9,418	Noranda Aluminum, Term B Loan, VAR, 6.750%, 02/24/19 ^	9,424
2,478	Novelis, Inc., Term Loan, VAR, 4.000%, 03/10/17 ^	2,466

		18,623

	Total Materials	124,287

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
	Level 3 Communications, Inc., Tranche A Term Loan,
8,679	VAR, 2.504%, 03/13/14	8,535
21,696	VAR, 2.827%, 03/13/14	21,339
12,300	Level 3 Communications, Inc., Tranche B II Term Loan, VAR, 5.750%, 09/01/18	12,385
5,000	Level 3 Financing, Inc., Term Loan B3, VAR, 5.750%, 09/01/18	5,034

	Total Telecommunication Services	47,293

	Utilities — 0.8%
	Independent Power Producers & Energy Traders — 0.8%
7,077	Dynegy Midwest Generation, Inc., Term Loan, VAR, 9.250%, 08/05/16	7,037
19,955	Dynegy Power LLC, Term Loan, VAR, 9.250%, 08/05/16	20,584
2,151	GenOn Energy, Inc., Term Loan B, VAR, 6.000%, 12/04/17	2,121

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Independent Power Producers & Energy Traders — Continued
47,495	Texas Competitive Electric Holdings Co. LLC, Extended-Term Loan, VAR, 4.757%, 10/10/17	26,493
45,999	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, VAR, 3.757%, 10/10/14	27,997
5,500	TPF Generation Holdings LLC, 2nd Lien Term Loan, VAR, 4.829%, 12/15/14	5,292

	Total Utilities	89,524

	Total Loan Participations & Assignments (Cost $1,524,277)	1,499,109

NUMBER OF WARRANTS
Warrant — 0.2%
	Consumer Discretionary — 0.2%
	Automobiles — 0.2%
	General Motors Co.,
763	expiring 7/10/16 (Strike Price $10.00) (a)	12,941

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)

	Automobiles — Continued
763	expiring 7/10/19 (Strike Price $18.33) (a)	8,754

	Total Warrants (Cost $27,304)	21,695

SHARES
Short-Term Investments — 4.8%
	Investment Companies — 4.8%
493,230	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% † (b) (l)	493,230
60,002	JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.010% (b) (l)	60,002

	Total Short-Term Investments (Cost $553,232)	553,232

	Total Investments — 100.2% (Cost $11,218,524)	11,553,859
	Liabilities in Excess of Other Assets — (0.2)%	(23,261)

	NET ASSETS — 100.0%	$11,530,598

Percentages indicated are based on net assets.

Credit Default Swaps—Sell Protection [1]

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [4]
Barclays Bank plc
CDX.NA.HY.17-V.4	5.000% quarterly	12/20/16	5.441%	25,000	$(184)	$2,294
Citibank, N.A.
CDX.NA.HY.17-V.4	5.000% quarterly	12/20/16	5.441%	25,000	(184)	1,972

					$(368)	$4,266

[1]	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay any upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[3]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.
[4]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	151

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 2.4%
	AH Mortgage Advance Trust, (Cayman Islands),
412	Series SART-1, Class A1, 2.630%, 05/10/42 (e)	411
706	Series SART-3, Class 1A1, 2.980%, 03/13/43 (e)	707
	Ally Auto Receivables Trust,
98	Series 2010-3, Class A4, 1.550%, 08/17/15	100
195	Series 2010-4, Class A3, 0.910%, 11/17/14	196
750	Series 2010-4, Class A4, 1.350%, 12/15/15	758
992	Series 2011-3, Class A3, 0.970%, 08/17/15	996
1,053	Series 2011-4, Class A4, 1.140%, 06/15/16	1,055
889	Series 2012-1, Class A4, 1.210%, 07/15/16	891
	AmeriCredit Automobile Receivables Trust,
652	Series 2011-3, Class A3, 1.170%, 01/08/16	654
1,992	Series 2011-5, Class A3, 1.550%, 07/08/16	2,009
471	Series 2012-1, Class A3, 1.230%, 09/08/16	472
37	Bank of America Auto Trust, Series 2010-2, Class A3, 1.310%, 07/15/14	37
600	Chrysler Financial Auto Securitization Trust, Series 2010-A, Class A3, 0.910%, 08/08/13	601
	CNH Equipment Trust,
1,151	Series 2011-A, Class A3, 1.200%, 05/16/16	1,159
1,001	Series 2011-B, Class A3, 0.910%, 08/15/16	1,003
269	CS First Boston Mortgage Securities Corp., Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	263
407	Discover Card Master Trust, Series 2012-A1, Class A1, 0.810%, 08/15/17	407
	Ford Credit Auto Owner Trust,
724	Series 2011-B, Class A3, 0.840%, 06/15/15	726
1,052	Series 2012-A, Class A3, 0.840%, 08/15/16	1,055
	Honda Auto Receivables Owner Trust,
310	Series 2011-1, Class A4, 1.800%, 04/17/17	316
337	Series 2012-1, Class A4, 0.970%, 04/16/18	337
2,000	Huntington Auto Trust, Series 2011-1A, Class A4, 1.310%, 11/15/16 (e)	1,998
	Hyundai Auto Receivables Trust,
185	Series 2010-B, Class A4, 1.630%, 03/15/17	189
810	Series 2011-B, Class A4, 1.650%, 02/15/17	825
	John Deere Owner Trust,
490	Series 2011-A, Class A3, 1.290%, 01/15/16	494
957	Series 2012-A, Class A3, 0.750%, 03/15/16	957
	Mercedes-Benz Auto Receivables Trust,
10	Series 2010-1, Class A3, 1.420%, 08/15/14	10
682	Series 2011-1, Class A3, 0.850%, 03/16/15	684
916	Nissan Auto Receivables Owner Trust, Series 2012-A, Class A4, 1.000%, 07/16/18	915

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,785	Park Place Securities, Inc., Series 2004-MCW1, Class M1, VAR, 0.869%, 10/25/34	2,639
900	Residential Asset Mortgage Products, Inc., Series 2006-RZ1, Class A3, VAR, 0.544%, 03/25/36	767
	Santander Drive Auto Receivables Trust,
998	Series 2011-S2A, Class D, 3.350%, 06/15/17 (e)	996
822	Series 2012-1, Class A3, 1.490%, 10/15/15	826
773	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	773
250	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.514%, 06/25/35	236
1,276	Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Class A3, 0.850%, 08/22/16	1,279

	Total Asset-Backed Securities (Cost $27,655)	27,741

Collateralized Mortgage Obligations — 37.1%
	Agency CMO — 35.8%
396	Federal Home Loan Bank, Series TQ-2015, Class A, 5.065%, 10/20/15	430
	Federal Home Loan Mortgage Corp. REMICS,
85	Series 1578, Class K, 6.900%, 09/15/23	98
495	Series 2110, Class PG, 6.000%, 01/15/29	534
102	Series 2355, Class BP, 6.000%, 09/15/16	108
169	Series 2391, Class QR, 5.500%, 12/15/16	181
124	Series 2427, Class LW, 6.000%, 03/15/17	133
111	Series 2436, Class MC, 7.000%, 04/15/32	131
146	Series 2441, Class GF, 6.500%, 04/15/32	167
199	Series 2505, Class D, 5.500%, 09/15/32	232
88	Series 2525, Class AM, 4.500%, 04/15/32	98
452	Series 2544, Class KE, 5.500%, 12/15/32	512
806	Series 2557, Class HL, 5.300%, 01/15/33	909
100	Series 2558, Class BD, 5.000%, 01/15/18	107
489	Series 2564, Class NK, 5.000%, 02/15/18	522
500	Series 2575, Class PE, 5.500%, 02/15/33	551
800	Series 2586, Class WG, 4.000%, 03/15/33	865
72	Series 2594, Class JB, 4.500%, 04/15/18	76
400	Series 2594, Class VU, 5.500%, 03/15/21	422
123	Series 2595, Class HJ, 5.000%, 03/15/23	132
1,000	Series 2596, Class QD, 4.000%, 03/15/33	1,062
141	Series 2602, Class BD, 4.000%, 12/15/22	146
1,519	Series 2611, Class KH, 5.000%, 05/15/18	1,629
830	Series 2621, Class QH, 5.000%, 05/15/33	894
805	Series 2624, Class QH, 5.000%, 06/15/33	905

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,687	Series 2626, Class JC, 5.000%, 06/15/23	1,910
2,180	Series 2632, Class AB, 4.500%, 06/15/18	2,421
146	Series 2648, Class BK, 5.000%, 07/15/33	154
148	Series 2649, Class PJ, 3.500%, 06/15/33	155
175	Series 2649, Class QH, 4.500%, 07/15/18	189
227	Series 2649, Class WB, 3.500%, 07/15/23	242
56	Series 2685, Class CF, 4.000%, 11/15/16	56
2,100	Series 2685, Class DT, 5.000%, 10/15/23	2,394
87	Series 2685, Class MB, 4.000%, 03/15/17	87
350	Series 2687, Class JH, 5.000%, 10/15/23	397
400	Series 2692, Class QD, 5.000%, 12/15/22	420
95	Series 2694, Class QG, 4.500%, 01/15/29	96
272	Series 2696, Class DG, 5.500%, 10/15/33	318
100	Series 2698, Class PG, 5.000%, 06/15/32	105
500	Series 2699, Class TC, 4.000%, 11/15/18	536
5,000	Series 2701, Class AC, 5.000%, 11/15/23	5,498
89	Series 2707, Class KJ, 5.000%, 11/15/18	92
150	Series 2709, Class PE, 5.000%, 12/15/22	159
130	Series 2725, Class TA, 4.500%, 12/15/33	143
1,380	Series 2733, Class ME, 5.000%, 01/15/34	1,563
344	Series 2744, Class TU, 5.500%, 05/15/32	363
121	Series 2750, Class JB, 4.500%, 02/15/19	125
1,000	Series 2752, Class JB, 4.500%, 02/15/19	1,103
327	Series 2760, Class KT, 4.500%, 09/15/32	348
500	Series 2764, Class TE, 5.000%, 10/15/32	526
1,390	Series 2764, Class UE, 5.000%, 10/15/32	1,503
393	Series 2770, Class EV, 4.500%, 09/15/28	428
400	Series 2772, Class VG, 5.000%, 11/15/22	427
150	Series 2773, Class OC, 5.000%, 04/15/19	171
54	Series 2783, Class AB, 4.000%, 10/15/17	55
43	Series 2788, Class DA, 5.000%, 10/15/22	43
1,967	Series 2804, Class AM, 5.000%, 03/15/34	2,182
342	Series 2827, Class TE, 5.000%, 04/15/33	365
510	Series 2828, Class JE, 4.500%, 07/15/19	553
100	Series 2843, Class BC, 5.000%, 08/15/19	109
6,700	Series 2852, Class NY, 5.000%, 09/15/33	7,374
635	Series 2864, Class NB, 5.500%, 07/15/33	717
584	Series 2875, Class HB, 4.000%, 10/15/19	632
123	Series 2886, Class HE, 5.000%, 01/15/33	129
305	Series 2888, Class CG, 5.000%, 08/15/33	323
390	Series 2890, Class PD, 5.000%, 03/15/33	413
246	Series 2891, Class LD, 5.000%, 08/15/33	258
700	Series 2896, Class VB, 5.000%, 12/15/25	753
180	Series 2898, Class PE, 5.000%, 05/15/33	191
850	Series 2899, Class HB, 4.000%, 12/15/19	925

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
200	Series 2899, Class KB, 4.500%, 03/15/19	208
540	Series 2904, Class PD, 5.500%, 03/15/33	566
500	Series 2910, Class BE, 4.500%, 12/15/19	547
383	Series 2920, Class KT, 4.500%, 01/15/20	425
78	Series 2921, Class MD, 5.000%, 06/15/33	80
285	Series 2928, Class NE, 5.000%, 04/15/33	301
500	Series 2929, Class KG, 4.500%, 02/15/20	550
1,000	Series 2934, Class KG, 5.000%, 02/15/35	1,133
197	Series 2948, Class YD, 5.500%, 08/15/33	206
1,000	Series 2957, Class VW, 5.000%, 08/15/24	1,109
1,000	Series 2958, Class ME, 5.500%, 10/15/33	1,071
100	Series 2966, Class XD, 5.500%, 09/15/33	105
520	Series 2968, Class MD, 5.500%, 12/15/33	565
500	Series 2981, Class BC, 4.500%, 05/15/20	552
8,500	Series 2987, Class KG, 5.000%, 12/15/34	9,087
200	Series 2988, Class TY, 5.500%, 06/15/25	221
4,951	Series 2989, Class TG, 5.000%, 06/15/25	5,364
379	Series 2993, Class PM, 4.500%, 05/15/35	399
251	Series 3004, Class HK, 5.500%, 07/15/35	278
195	Series 3017, Class MK, 5.000%, 12/15/34	210
541	Series 3028, Class ME, 5.000%, 02/15/34	589
502	Series 3036, Class TE, 5.500%, 12/15/34	549
2,770	Series 3037, Class ND, 5.000%, 01/15/34	2,987
750	Series 3057, Class LD, 5.000%, 07/15/31	767
449	Series 3057, Class PE, 5.500%, 11/15/34	499
1,000	Series 3059, Class CE, 5.000%, 02/15/34	1,076
85	Series 3059, Class PC, 5.500%, 01/15/32	86
4,000	Series 3062, Class HE, 5.000%, 01/15/34	4,331
1,000	Series 3067, Class PK, 5.500%, 05/15/34	1,084
150	Series 3077, Class TO, PO, 04/15/35	139
500	Series 3078, Class PD, 5.500%, 07/15/34	546
151	Series 3080, Class VB, 5.000%, 06/15/25	167
126	Series 3082, Class PW, 5.500%, 12/15/35	146
4,500	Series 3084, Class BH, 5.500%, 12/15/35	5,286
115	Series 3087, Class JB, 5.500%, 03/15/24	118
500	Series 3087, Class KX, 5.500%, 12/15/25	552
401	Series 3095, Class GB, 5.000%, 04/15/24	411
121	Series 3098, Class KE, 5.500%, 09/15/34	130
3,601	Series 3098, Class KG, 5.500%, 01/15/36	4,235
3,800	Series 3102, Class CE, 5.500%, 01/15/26	4,333
64	Series 3115, Class MB, 5.500%, 12/15/20	65
5,500	Series 3117, Class PL, 5.000%, 08/15/34	5,971
276	Series 3121, Class JD, 5.500%, 03/15/26	304
495	Series 3123, Class HT, 5.000%, 03/15/26	555
187	Series 3128, Class BD, 5.000%, 03/15/30	189

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	153

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,775	Series 3128, Class BE, 5.000%, 05/15/33	1,906
420	Series 3130, Class QD, 5.500%, 07/15/34	448
360	Series 3135, Class JC, 6.000%, 08/15/33	379
498	Series 3136, Class CO, PO, 04/15/36	473
500	Series 3145, Class AJ, 5.500%, 04/15/36	556
119	Series 3147, Class YE, 5.500%, 07/15/24	121
1,125	Series 3150, Class EQ, 5.000%, 05/15/26	1,268
100	Series 3151, Class PD, 6.000%, 11/15/34	106
56	Series 3164, Class QV, 6.500%, 03/15/17	58
1,228	Series 3165, Class JD, 5.500%, 08/15/34	1,319
378	Series 3165, Class ND, 5.500%, 10/15/34	393
26	Series 3166, Class GB, 6.000%, 06/15/21	26
1,076	Series 3184, Class PD, 5.500%, 07/15/34	1,133
652	Series 3200, Class PO, PO, 08/15/36	621
617	Series 3204, Class NV, 5.000%, 08/15/17	674
152	Series 3216, Class JA, 5.500%, 11/15/24	153
1,500	Series 3219, Class PD, 6.000%, 11/15/35	1,692
239	Series 3261, Class MA, 5.500%, 01/15/17	249
455	Series 3270, Class AT, 5.500%, 01/15/37	525
87	Series 3272, Class PA, 6.000%, 02/15/37	97
2,000	Series 3289, Class ND, 5.500%, 06/15/35	2,172
7,400	Series 3294, Class DB, 4.500%, 03/15/22	8,164
299	Series 3312, Class LB, 5.500%, 11/15/25	313
750	Series 3334, Class CD, 6.000%, 07/15/34	779
490	Series 3337, Class MD, 5.500%, 06/15/27	540
100	Series 3348, Class HT, 6.000%, 07/15/37	116
1,165	Series 3349, Class HE, 5.500%, 07/15/36	1,308
100	Series 3372, Class BD, 4.500%, 10/15/22	111
265	Series 3414, Class A, 4.500%, 07/15/22	279
485	Series 3476, Class VB, 5.500%, 02/15/27	517
350	Series 3493, Class LA, 4.000%, 10/15/23	380
193	Series 3508, Class PK, 4.000%, 02/15/39	203
222	Series 3513, Class A, 4.500%, 02/15/39	244
545	Series 3521, Class B, 4.000%, 04/15/24	582
250	Series 3544, Class BC, 4.000%, 06/15/24	268
5,262	Series 3546, Class NB, 4.000%, 06/15/24	5,683
5,000	Series 3562, Class JC, 4.000%, 08/15/24	5,373
5,000	Series 3563, Class BD, 4.000%, 08/15/24	5,362
175	Series 3563, Class LB, 4.000%, 08/15/29	185
265	Series 3571, Class MY, 4.000%, 09/15/24	289
3,000	Series 3575, Class EB, 4.000%, 09/15/24	3,221
5,000	Series 3577, Class B, 4.000%, 09/15/24	5,386
800	Series 3578, Class KB, 4.000%, 09/15/24	860
407	Series 3593, Class PC, 5.000%, 05/15/38	453
3,053	Series 3605, Class NB, 5.500%, 06/15/37	3,420

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
233	Series 3652, Class A, 4.500%, 11/15/24	245
530	Series 3653, Class B, 4.500%, 04/15/30	585
7,134	Series 3653, Class HJ, 5.000%, 04/15/40	7,882
135	Series 3659, Class BD, 5.000%, 01/15/37	148
530	Series 3659, Class VG, 5.000%, 09/15/34	597
1,185	Series 3677, Class KB, 4.500%, 05/15/40	1,308
214	Series 3688, Class GT, VAR, 7.158%, 11/15/46	252
260	Series 3715, Class PC, 4.500%, 08/15/40	287
1,000	Series 3730, Class PL, 4.500%, 01/15/33	1,039
3,033	Series 3740, Class BP, 4.500%, 04/15/38	3,256
894	Series 3747, Class HI, IO, 4.500%, 07/15/37	121
1,826	Series 3747, Class PA, 4.000%, 04/15/38	1,943
445	Series 3755, Class ML, 5.500%, 06/15/29	481
1,275	Series 3794, Class LB, 3.500%, 01/15/26	1,348
4,014	Series 3819, Class ZQ, 6.000%, 04/15/36	4,675
1,646	Series 3852, Class TP, IF, 5.500%, 05/15/41	1,910
2,800	Series 3874, Class DW, 3.500%, 06/15/21	3,055
1,600	Series 3885, Class AC, 4.000%, 06/15/26	1,727
	Federal National Mortgage Association - ACES,
1,732	Series 2011-M2, Class A2, 3.645%, 07/25/21	1,862
3,593	Series 2011-M4, Class A1, 2.548%, 06/25/21	3,710
	Federal National Mortgage Association REMICS,
789	Series 1997-57, Class PN, 5.000%, 09/18/27	882
512	Series 1999-51, Class PH, 6.000%, 10/25/29	550
539	Series 2001-63, Class TC, 6.000%, 12/25/31	606
1,092	Series 2001-81, Class HE, 6.500%, 01/25/32	1,234
59	Series 2002-24, Class AJ, 6.000%, 04/25/17	64
1,037	Series 2002-75, Class GB, 5.500%, 11/25/32	1,194
335	Series 2002-85, Class PE, 5.500%, 12/25/32	374
300	Series 2003-5, Class EQ, 5.500%, 02/25/23	339
350	Series 2003-21, Class OU, 5.500%, 03/25/33	389
75	Series 2003-22, Class UH, 4.000%, 12/25/32	78
244	Series 2003-23, Class CH, 5.000%, 04/25/33	272
84	Series 2003-28, Class KA, 4.250%, 03/25/22	85
47	Series 2003-32, Class BW, 5.500%, 03/25/32	49
925	Series 2003-41, Class BK, 5.000%, 05/25/18	1,020
400	Series 2003-48, Class TC, 5.000%, 06/25/23	446
569	Series 2003-55, Class HY, 5.000%, 06/25/23	620
913	Series 2003-63, Class YB, 5.000%, 07/25/33	1,026
267	Series 2003-64, Class VC, 5.000%, 03/25/16	274
1,204	Series 2003-69, Class N, 5.000%, 07/25/33	1,342
230	Series 2003-80, Class QG, 5.000%, 08/25/33	270
42	Series 2003-81, Class CB, 4.750%, 09/25/18	43
600	Series 2003-84, Class GE, 4.500%, 09/25/18	652

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,400	Series 2003-84, Class PG, 5.000%, 03/25/32	1,475
180	Series 2003-85, Class QD, 5.500%, 09/25/33	213
1,154	Series 2003-86, Class VH, 5.500%, 04/25/22	1,246
200	Series 2003-87, Class TJ, 4.500%, 09/25/18	214
97	Series 2003-90, Class LA, 4.250%, 02/25/22	98
318	Series 2003-94, Class CE, 5.000%, 10/25/33	343
41	Series 2003-109, Class BT, 4.500%, 08/25/22	42
173	Series 2003-113, Class KA, 4.500%, 11/25/18	175
5,000	Series 2003-129, Class ME, 5.000%, 08/25/23	5,373
96	Series 2003-131, Class CG, 5.500%, 05/25/33	101
698	Series 2003-134, Class MH, 5.000%, 06/25/33	750
211	Series 2004-30, Class CK, 4.500%, 05/25/19	212
1,000	Series 2004-44, Class KT, 6.000%, 06/25/24	1,163
770	Series 2004-53, Class NC, 5.500%, 07/25/24	823
1,815	Series 2004-70, Class EB, 5.000%, 10/25/24	1,972
148	Series 2004-81, Class HA, 4.250%, 10/25/24	157
51	Series 2004-89, Class MA, 4.250%, 09/25/24	51
212	Series 2004-91, Class VL, 5.000%, 05/25/23	227
1,482	Series 2005-5, Class CK, 5.000%, 01/25/35	1,641
7,593	Series 2005-22, Class HE, 5.000%, 10/25/33	8,122
213	Series 2005-28, Class BC, 5.000%, 03/25/31	216
4,101	Series 2005-29, Class WC, 4.750%, 04/25/35	4,551
1,400	Series 2005-33, Class QD, 5.000%, 01/25/34	1,516
9,225	Series 2005-44, Class PE, 5.000%, 07/25/33	9,862
1,000	Series 2005-46, Class CE, 5.000%, 03/25/24	1,044
100	Series 2005-48, Class TD, 5.500%, 06/25/35	117
865	Series 2005-51, Class ND, 5.500%, 11/25/33	922
1,000	Series 2005-53, Class MJ, 5.500%, 06/25/35	1,175
404	Series 2005-58, Class EP, 5.500%, 07/25/35	459
191	Series 2005-62, Class CP, 4.750%, 07/25/35	212
100	Series 2005-68, Class BE, 5.250%, 08/25/35	111
935	Series 2005-68, Class PG, 5.500%, 08/25/35	1,063
336	Series 2005-84, Class TK, 5.250%, 09/25/35	348
894	Series 2005-86, Class AX, 5.500%, 10/25/35	957
690	Series 2005-86, Class WD, 5.000%, 03/25/34	745
211	Series 2005-91, Class DA, 4.500%, 10/25/20	217
558	Series 2005-99, Class AE, 5.500%, 12/25/35	593
580	Series 2005-101, Class ND, 5.000%, 06/25/34	620
1,375	Series 2005-102, Class PG, 5.000%, 11/25/35	1,544
350	Series 2005-110, Class GJ, 5.500%, 11/25/30	362
150	Series 2005-110, Class GL, 5.500%, 12/25/35	177

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
143	Series 2005-110, Class MB, 5.500%, 09/25/35	160
121	Series 2005-116, Class PB, 6.000%, 04/25/34	130
286	Series 2005-121, Class V, 4.500%, 06/25/29	306
216	Series 2006-4, Class MB, 6.000%, 01/25/31	220
950	Series 2006-7, Class TD, 6.000%, 04/25/35	1,071
48	Series 2006-9, Class DB, 5.500%, 07/25/29	49
1,085	Series 2006-22, Class CE, 4.500%, 08/25/23	1,194
212	Series 2006-30, Class GA, 5.500%, 07/25/20	224
500	Series 2006-41, Class MC, 5.500%, 07/25/35	548
5,000	Series 2006-44, Class OG, 5.500%, 12/25/34	5,449
1,695	Series 2006-45, Class NW, 5.500%, 01/25/35	1,863
550	Series 2006-49, Class PA, 6.000%, 06/25/36	620
5,000	Series 2006-53, Class CM, 5.000%, 01/25/35	5,370
949	Series 2006-56, Class PF, VAR, 0.594%, 07/25/36	948
1,135	Series 2006-57, Class PD, 5.500%, 01/25/35	1,242
455	Series 2006-63, Class QE, 5.500%, 11/25/32	468
1,735	Series 2006-65, Class TE, 5.500%, 05/25/35	1,922
355	Series 2006-78, Class AV, 6.500%, 05/25/17	360
170	Series 2006-112, Class QA, 5.500%, 03/25/33	175
59	Series 2006-129, Class PB, 5.500%, 04/25/32	60
198	Series 2007-33, Class HE, 5.500%, 04/25/37	225
6,852	Series 2007-63, Class PC, 5.500%, 07/25/36	7,531
178	Series 2007-65, Class KI, IF, IO, 6.376%, 07/25/37	27
443	Series 2007-68, Class KA, 6.000%, 12/25/33	465
1,000	Series 2007-68, Class PB, 5.500%, 06/25/36	1,087
1,500	Series 2007-71, Class GB, 6.000%, 07/25/37	1,735
1,163	Series 2007-71, Class KP, 5.500%, 07/25/37	1,297
452	Series 2007-75, Class VA, 5.000%, 08/25/18	476
7,200	Series 2007-76, Class PK, 6.000%, 06/25/36	7,901
640	Series 2007-77, Class TC, 5.500%, 09/25/34	675
452	Series 2007-77, Class TD, 5.500%, 01/25/36	504
3,000	Series 2007-80, Class PB, 5.500%, 05/25/34	3,145
288	Series 2007-113, Class DB, 4.500%, 12/25/22	320
600	Series 2008-65, Class CD, 4.500%, 08/25/23	657
1,815	Series 2008-68, Class VB, 6.000%, 03/25/27	1,979
220	Series 2008-68, Class VJ, 5.500%, 07/25/19	236
825	Series 2008-68, Class VK, 5.500%, 03/25/27	917
2,820	Series 2008-68, Class VN, 5.500%, 03/25/27	3,069
4,500	Series 2008-70, Class BY, 4.000%, 08/25/23	4,890
101	Series 2008-74, Class B, 5.500%, 09/25/38	112
32	Series 2008-85, Class EA, 5.000%, 03/25/26	32

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	155

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
136	Series 2008-89, Class AH, 4.500%, 11/25/34	139
323	Series 2009-20, Class AM, 5.500%, 10/25/36	331
220	Series 2009-37, Class KI, IF, IO, 5.756%, 06/25/39	28
390	Series 2009-39, Class LB, 4.500%, 06/25/29	427
4,607	Series 2009-62, Class HJ, 6.000%, 05/25/39	5,070
370	Series 2009-71, Class MB, 4.500%, 09/25/24	406
3,750	Series 2009-71, Class XB, 5.000%, 03/25/38	4,154
529	Series 2009-78, Class J, 5.000%, 09/25/19	576
230	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	33
291	Series 2009-86, Class OT, PO, 10/25/37	272
150	Series 2009-86, Class PC, 5.000%, 03/25/37	161
7,256	Series 2009-92, Class AD, 6.000%, 11/25/39	8,153
400	Series 2009-96, Class CB, 4.000%, 11/25/49	420
675	Series 2009-96, Class DB, 4.000%, 11/25/29	726
1,581	Series 2009-112, Class ST, IF, IO, 6.006%, 01/25/40	198
120	Series 2010-9, Class MD, 5.000%, 02/25/38	134
3,520	Series 2010-10, Class MA, 4.500%, 04/25/34	3,658
3,880	Series 2010-22, Class PE, 5.000%, 03/25/40	4,404
803	Series 2010-35, Class SB, IF, IO, 6.176%, 04/25/40	113
5,000	Series 2010-37, Class CY, 5.000%, 04/25/40	5,658
700	Series 2010-41, Class DC, 4.500%, 05/25/25	780
230	Series 2010-48, Class UB, 5.000%, 06/25/36	248
429	Series 2010-54, Class EA, 4.500%, 06/25/40	462
525	Series 2010-56, Class BD, 5.000%, 12/25/38	580
75	Series 2010-64, Class DM, 5.000%, 06/25/40	81
312	Series 2010-64, Class EH, 5.000%, 10/25/35	330
1,221	Series 2010-71, Class HJ, 5.500%, 07/25/40	1,353
4,000	Series 2010-103, Class GB, 4.000%, 09/25/20	4,476
694	Series 2010-111, Class AE, 5.500%, 04/25/38	736
6,752	Series 2010-135, Class HE, 3.000%, 01/25/21	7,026
1,234	Series 2011-22, Class MA, 6.500%, 04/25/38	1,423
4,612	Series 2011-39, Class ZA, 6.000%, 11/25/32	5,152
2,726	Series 2011-60, Class C, 4.000%, 10/25/39	2,707
3,515	Series 2011-61, Class V, 4.500%, 08/25/22	3,866
3,000	Series 2011-75, Class BL, 3.500%, 08/25/21	3,245
	Federal National Mortgage Association STRIPS,
173	Series 293, Class 1, PO, 12/01/24	163
357	Series 314, Class 1, PO, 07/01/31	337
	Government National Mortgage Association,
139	Series 2002-44, Class JC, 6.000%, 07/20/32	160

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
420	Series 2002-79, Class KL, 5.500%, 11/20/32	494
164	Series 2002-88, Class PH, 5.500%, 12/16/31	174
100	Series 2003-10, Class KJ, 5.500%, 02/20/33	117
364	Series 2003-29, Class PD, 5.500%, 04/16/33	430
1,000	Series 2003-33, Class NE, 5.500%, 04/16/33	1,145
277	Series 2003-40, Class TD, 5.000%, 03/20/33	304
355	Series 2003-65, Class AP, 5.500%, 08/20/33	409
2,000	Series 2003-77, Class TK, 5.000%, 09/16/33	2,287
445	Series 2004-16, Class GC, 5.500%, 02/20/34	526
109	Series 2004-54, Class BG, 5.500%, 07/20/34	125
172	Series 2004-75, Class NG, 5.500%, 09/20/33	185
453	Series 2004-93, Class PD, 5.000%, 11/16/34	527
450	Series 2004-101, Class BE, 5.000%, 11/20/34	521
350	Series 2005-11, Class PL, 5.000%, 02/20/35	405
2,058	Series 2005-26, Class XY, 5.500%, 03/20/35	2,319
982	Series 2005-33, Class AY, 5.500%, 04/16/35	1,123
200	Series 2005-49, Class B, 5.500%, 06/20/35	232
419	Series 2005-51, Class DC, 5.000%, 07/20/35	454
106	Series 2005-56, Class BD, 5.000%, 07/20/35	122
1,033	Series 2006-38, Class SG, IF, IO, 6.405%, 09/20/33	94
182	Series 2007-26, Class SW, IF, IO, 5.955%, 05/20/37	26
526	Series 2007-37, Class LB, 5.500%, 06/16/37	589
320	Series 2007-79, Class BL, 5.750%, 08/20/37	379
450	Series 2008-7, Class PQ, 5.000%, 02/20/38	522
815	Series 2008-9, Class PW, 5.250%, 02/20/38	929
132	Series 2008-23, Class YA, 5.250%, 03/20/38	146
101	Series 2008-30, Class AB, 4.200%, 02/20/37	105
269	Series 2008-31, Class PK, 4.000%, 06/20/36	278
1,994	Series 2008-33, Class PB, 5.500%, 04/20/38	2,232
177	Series 2008-34, Class PG, 5.250%, 04/20/38	207
400	Series 2008-35, Class NF, 5.000%, 04/20/38	462
365	Series 2008-38, Class BE, 5.000%, 07/16/36	414
665	Series 2008-38, Class BG, 5.000%, 05/16/38	771
154	Series 2008-43, Class NB, 5.500%, 05/20/38	181
655	Series 2008-56, Class PX, 5.500%, 06/20/38	765
1,372	Series 2008-58, Class PD, 5.500%, 08/16/37	1,578
1,000	Series 2008-58, Class PE, 5.500%, 07/16/38	1,178
22	Series 2008-62, Class SA, IF, IO, 5.905%, 07/20/38	4
817	Series 2008-76, Class US, IF, IO, 5.654%, 09/20/38	108
785	Series 2008-95, Class DS, IF, IO, 7.054%, 12/20/38	133
1,120	Series 2009-14, Class AG, 4.500%, 03/20/39	1,233

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
408	Series 2009-15, Class NA, 5.000%, 12/20/38	442
238	Series 2009-61, Class AP, 4.000%, 08/20/39	253
1,862	Series 2009-72, Class SM, IF, IO, 6.002%, 08/16/39	262
1,103	Series 2009-106, Class ST, IF, IO, 5.754%, 02/20/38	165
175	Series 2010-7, Class EA, 5.000%, 06/16/38	197
526	Series 2010-14, Class QP, 6.000%, 12/20/39	570
540	Series 2010-51, Class DA, 5.000%, 01/20/40	546
754	Series 2010-157, Class OP, PO, 12/20/40	664
5,410	Series 2011-97, Class WA, VAR, 6.069%, 11/20/38	6,147
299	NCUA Guaranteed Notes, Series 2010-C1, Class APT, 2.650%, 10/29/20	312

		425,377

	Non-Agency CMO — 1.3%
508	Banc of America Mortgage Securities, Inc., Series 2003-3, Class 1A7, 5.500%, 05/25/33	521
337	Citicorp Mortgage Securities, Inc., Series 2004-4, Class A4, 5.500%, 06/25/34	353
	Citigroup Mortgage Loan Trust, Inc.,
160	Series 2003-1, Class 3A4, 5.250%, 09/25/33	169
210	Series 2004-HYB4, Class WA, VAR, 2.780%, 12/25/34	203
2,249	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	2,299
183	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.500%, 06/25/19	187
	Credit Suisse Mortgage Capital Certificates,
291	Series 2010-1R, Class 5A1, VAR, 5.000%, 01/27/36 (e)	297
1,402	Series 2011-7R, Class A1, VAR, 1.494%, 08/28/47 (e)	1,376
167	CS First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	173
915	GMAC Mortgage Corp. Loan Trust, Series 2004-J5, Class A7, 6.500%, 01/25/35	960
1,424	GSR Mortgage Loan Trust, Series 2004-6F, Class 2A4, 5.500%, 05/25/34	1,489
	JP Morgan Mortgage Trust,
2,678	Series 2006-A2, Class 5A3, VAR, 2.647%, 11/25/33	2,612
409	Series 2007-A1, Class 5A5, VAR, 2.852%, 07/25/35	389

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
755	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.662%, 04/21/34	745
97	MASTR Alternative Loans Trust, Series 2004-5, Class 5A1, 4.750%, 06/25/19	99
211	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.654%, 04/25/34	214
480	PHH Mortgage Capital LLC, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	504
70	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	73
92	Residential Accredit Loans, Inc., Series 2004-QS3, Class CB, 5.000%, 03/25/19	93
50	WaMu Mortgage Pass-Through Certificates, Series 2003-S6, Class 2A1, 5.000%, 07/25/18	52
2,658	Wells Fargo Mortgage-Backed Securities Trust, Series 2004-P, Class 2A1, VAR, 2.677%, 09/25/34	2,618

		15,426

	Total Collateralized Mortgage Obligations (Cost $435,867)	440,803

Commercial Mortgage-Backed Securities — 1.2%
	Banc of America Commercial Mortgage, Inc.,
200	Series 2005-3, Class AM, 4.727%, 07/10/43	212
50	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	56
200	Series 2006-5, Class A4, 5.414%, 09/10/47	224
1,300	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	1,401
400	Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	424
50	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	55
1,000	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	1,032
1,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	1,080
	JP Morgan Chase Commercial Mortgage Securities Corp.,
1,400	Series 2005-CB11, Class AJ, VAR, 5.457%, 08/12/37	1,443
1,000	Series 2006-CB15, Class A4, VAR, 5.814%, 06/12/43	1,123

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	157

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
1,878	LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, 4.367%, 03/15/36	1,974
36,425	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.211%, 12/12/49 (e)	467
	Morgan Stanley Capital I,
1,000	Series 2004-HQ4, Class A7, 4.970%, 04/14/40	1,065
61,861	Series 2007-HQ11, Class X, IO, VAR, 0.230%, 02/12/44 (e)	462
577	Series 2011-C3, Class A3, 4.054%, 07/15/49	620
	Morgan Stanley Reremic Trust,
1,500	Series 2009-IO, Class A2, 5.000%, 07/17/56 (e)	1,536
250	Series 2010-C30A, Class A3A, 3.250%, 12/17/43 (e)	250
984	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A1, 1.988%, 03/15/44 (e)	997

	Total Commercial Mortgage-Backed Securities (Cost $14,378)	14,421

Corporate Bonds — 21.5%
	Consumer Discretionary — 1.3%
	Auto Components — 0.1%
	Johnson Controls, Inc.,
1,135	4.250%, 03/01/21	1,225
40	5.000%, 03/30/20	46

		1,271

	Automobiles — 0.1%
	Daimler Finance North America LLC,
584	2.625%, 09/15/16 (e)	598
450	6.500%, 11/15/13	491

		1,089

	Household Durables — 0.0% (g)
83	Newell Rubbermaid, Inc., 4.700%, 08/15/20	90

	Media — 1.1%
	CBS Corp.,
30	7.875%, 07/30/30	40
1,100	8.875%, 05/15/19	1,467
450	Comcast Cable Communications LLC, 8.875%, 05/01/17	587
	Comcast Corp.,
400	5.700%, 07/01/19	476
335	5.900%, 03/15/16	390
335	6.500%, 01/15/17	403
550	Cox Communications, Inc., 5.450%, 12/15/14	614
287	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.000%, 03/01/21	319

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
422	Discovery Communications LLC, 4.375%, 06/15/21	468
	News America, Inc.,
30	7.250%, 05/18/18	36
600	7.430%, 10/01/26	704
400	7.600%, 10/11/15	452
200	7.700%, 10/30/25	244
	Time Warner Cable, Inc.,
500	4.125%, 02/15/21	531
50	8.250%, 04/01/19	65
3,425	8.750%, 02/14/19	4,530
500	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	655
	Viacom, Inc.,
75	1.250%, 02/27/15	75
361	3.875%, 12/15/21	380
200	4.500%, 03/01/21	220

		12,656

	Multiline Retail — 0.0% (g)
300	Macy’s Retail Holdings, Inc., 7.450%, 07/15/17	368
175	Nordstrom, Inc., 4.000%, 10/15/21	191

		559

	Total Consumer Discretionary	15,665

	Consumer Staples — 1.1%
	Beverages — 0.2%
773	Anheuser-Busch InBev Worldwide, Inc., 1.500%, 07/14/14	785
	Coca-Cola Co. (The),
1,000	1.800%, 09/01/16	1,028
400	4.875%, 03/15/19	469
400	PepsiCo, Inc., 0.800%, 08/25/14	402

		2,684

	Food & Staples Retailing — 0.3%
1,100	CVS Caremark Corp., 4.125%, 05/15/21	1,210
	Kroger Co. (The),
92	5.400%, 07/15/40	101
700	6.150%, 01/15/20	864
1,000	6.400%, 08/15/17	1,213

		3,388

	Food Products — 0.4%
	Bunge Ltd. Finance Corp.,
40	5.875%, 05/15/13	42
1,192	8.500%, 06/15/19	1,474

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Food Products — Continued
	Cargill, Inc.,
400	6.000%, 11/27/17 (e)	474
1,000	7.350%, 03/06/19 (e)	1,257
100	General Mills, Inc., 5.650%, 02/15/19	120
513	Kellogg Co., 3.250%, 05/21/18	539
	Kraft Foods, Inc.,
50	6.500%, 08/11/17	61
425	7.000%, 08/11/37	563

		4,530

	Household Products — 0.2%
200	Kimberly-Clark Corp., 2.400%, 03/01/22	197
1,800	Procter & Gamble Co. (The), 1.450%, 08/15/16	1,829

		2,026

	Total Consumer Staples	12,628

	Energy — 1.0%
	Energy Equipment & Services — 0.1%
750	Halliburton Co., 8.750%, 02/15/21	1,045
19	Noble Holding International Ltd., (Cayman Islands), 3.950%, 03/15/22	19
233	Schlumberger Investment S.A., (Luxembourg), 3.300%, 09/14/21 (e)	241
	Transocean, Inc., (Cayman Islands),
100	6.500%, 11/15/20	116
460	7.375%, 04/15/18	527

		1,948

	Oil, Gas & Consumable Fuels — 0.9%
50	Anadarko Petroleum Corp., 8.700%, 03/15/19	67
	Apache Corp.,
550	6.000%, 09/15/13	596
400	6.900%, 09/15/18	507
	Canadian Natural Resources Ltd., (Canada),
800	5.700%, 05/15/17	957
500	5.900%, 02/01/18	597
375	ConocoPhillips Holding Co., 6.950%, 04/15/29	512
1,250	Devon Energy Corp., 6.300%, 01/15/19	1,550
550	Encana Corp., (Canada), 5.900%, 12/01/17	637
139	Occidental Petroleum Corp., 1.750%, 02/15/17	141
1,000	Petrobras International Finance Co., (Cayman Islands), 3.500%, 02/06/17	1,022
	Shell International Finance B.V., (Netherlands),
44	3.100%, 06/28/15	47

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
1,555	4.300%, 09/22/19	1,795
40	4.375%, 03/25/20	47
1,200	Statoil ASA, (Norway), 3.125%, 08/17/17	1,290
200	Suncor Energy, Inc., (Canada), 6.100%, 06/01/18	244
200	Total Capital International S.A., (France), 2.875%, 02/17/22	204
	Total Capital S.A., (France),
240	2.300%, 03/15/16	250
148	4.125%, 01/28/21	166

		10,629

	Total Energy	12,577

	Financials — 10.1%
	Capital Markets — 2.3%
	Bank of New York Mellon Corp. (The),
80	2.950%, 06/18/15	84
1,340	4.150%, 02/01/21	1,446
155	4.600%, 01/15/20	173
200	BlackRock, Inc., 6.250%, 09/15/17	236
40	Charles Schwab Corp. (The), 4.950%, 06/01/14	44
	Credit Suisse USA, Inc.,
80	5.125%, 08/15/15	87
350	5.850%, 08/16/16	391
	Goldman Sachs Group, Inc. (The),
90	3.625%, 02/07/16	90
112	3.700%, 08/01/15	114
196	5.250%, 07/27/21	196
900	5.375%, 03/15/20	922
1,195	6.000%, 06/15/20	1,271
5,150	7.500%, 02/15/19	5,863
1,600	Jefferies Group, Inc., 8.500%, 07/15/19	1,720
	Macquarie Group Ltd., (Australia),
200	7.300%, 08/01/14 (e)	211
800	7.625%, 08/13/19 (e)	825
	Merrill Lynch & Co., Inc.,
600	6.400%, 08/28/17	632
2,000	6.875%, 04/25/18	2,176
	Morgan Stanley,
323	3.450%, 11/02/15	317
50	5.300%, 03/01/13	51
1,000	5.450%, 01/09/17	1,029
331	5.500%, 07/24/20	326
2,500	5.625%, 09/23/19	2,500
510	5.750%, 01/25/21	505

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	159

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Capital Markets — Continued
1,400	6.000%, 04/28/15	1,475
1,700	7.300%, 05/13/19	1,835
	Nomura Holdings, Inc., (Japan),
275	4.125%, 01/19/16	279
300	5.000%, 03/04/15	315
1,900	UBS AG, (Switzerland), 5.750%, 04/25/18	2,098

		27,211

	Commercial Banks — 3.3%
494	Bank of Montreal, (Canada), 1.300%, 10/31/14 (e)	499
	Bank of Nova Scotia, (Canada),
500	2.550%, 01/12/17	518
400	4.375%, 01/13/21	439
	Barclays Bank plc, (United Kingdom),
250	5.125%, 01/08/20	264
475	5.200%, 07/10/14	505
2,650	6.750%, 05/22/19	3,044
	BB&T Corp.,
705	3.200%, 03/15/16	747
45	3.375%, 09/25/13	46
55	3.850%, 07/27/12	56
60	3.950%, 04/29/16	65
500	5.200%, 12/23/15	552
319	5.700%, 04/30/14	351
	Credit Suisse, (Switzerland),
250	4.375%, 08/05/20	254
1,000	5.400%, 01/14/20	1,005
3,900	6.000%, 02/15/18	4,107
500	Deutsche Bank AG, (Germany), 3.250%, 01/11/16	512
300	Deutsche Bank Financial LLC, 5.375%, 03/02/15	309
1,400	DnB Boligkreditt AS, (Norway), 2.100%, 10/14/15 (e)	1,415
1,400	Fifth Third Bancorp, 3.625%, 01/25/16	1,479
	HSBC Bank plc, (United Kingdom),
946	1.625%, 07/07/14 (e)	949
523	3.100%, 05/24/16 (e)	535
1,100	4.750%, 01/19/21 (e)	1,175
1,000	HSBC Holdings plc, (United Kingdom), 5.100%, 04/05/21	1,095
900	KeyCorp, 6.500%, 05/14/13	954
	Manufacturers & Traders Trust Co.,
1,000	6.625%, 12/04/17	1,160
700	VAR, 2.081%, 04/01/13	698

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
1,000	National Australia Bank Ltd., (Australia), 3.000%, 07/27/16 (e)	1,020
250	National Bank of Canada, (Canada), 1.650%, 01/30/14 (e)	255
	National City Corp.,
400	4.900%, 01/15/15	439
100	6.875%, 05/15/19	117
591	Nordea Bank AB, (Sweden), 4.875%, 05/13/21 (e)	568
	PNC Funding Corp.,
100	3.000%, 05/19/14	104
50	5.125%, 02/08/20	58
50	5.250%, 11/15/15	56
50	5.625%, 02/01/17	55
725	6.700%, 06/10/19	896
	Rabobank Nederland N.V., (Netherlands),
114	2.125%, 10/13/15	114
553	3.875%, 02/08/22	552
350	4.500%, 01/11/21	367
	SunTrust Banks, Inc.,
800	3.600%, 04/15/16	829
280	5.250%, 11/05/12	288
706	Svenska Handelsbanken AB, (Sweden), 3.125%, 07/12/16	726
1,041	Toronto-Dominion Bank (The), (Canada), 2.500%, 07/14/16	1,081
	U.S. Bancorp,
60	2.450%, 07/27/15	62
732	4.125%, 05/24/21	806
	Wachovia Bank N.A.,
500	5.000%, 08/15/15	541
1,000	6.000%, 11/15/17	1,150
	Wachovia Corp.,
1,000	5.750%, 06/15/17	1,162
3,895	5.750%, 02/01/18	4,520

		38,499

	Consumer Finance — 1.0%
400	American Express Centurion Bank, 6.000%, 09/13/17	469
	American Express Co.,
200	6.150%, 08/28/17	236
1,820	7.000%, 03/19/18	2,241
1,450	American Honda Finance Corp., 7.625%, 10/01/18 (e)	1,860
2,800	Capital One Bank USA N.A., 8.800%, 07/15/19	3,422
460	HSBC Finance Corp., 5.000%, 06/30/15	487

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Consumer Finance — Continued
250	John Deere Capital Corp., 3.150%, 10/15/21	260
400	PACCAR Financial Corp., 1.550%, 09/29/14	405
1,700	Toyota Motor Credit Corp., 2.000%, 09/15/16	1,731

		11,111

	Diversified Financial Services — 2.7%
	Bank of America Corp.,
360	3.625%, 03/17/16	356
1,050	4.900%, 05/01/13	1,079
865	5.625%, 07/01/20	897
585	5.650%, 05/01/18	607
710	5.700%, 01/24/22	752
600	7.375%, 05/15/14	649
2,600	7.625%, 06/01/19	2,940
800	BP Capital Markets plc, (United Kingdom), 3.875%, 03/10/15	868
675	Caterpillar Financial Services Corp., 7.150%, 02/15/19	876
	Citigroup, Inc.,
619	4.587%, 12/15/15	656
490	4.750%, 05/19/15	519
829	5.375%, 08/09/20	902
5,400	8.500%, 05/22/19	6,700
131	CME Group, Inc., 5.750%, 02/15/14	143
315	ERAC USA Finance LLC, 4.500%, 08/16/21 (e)	323
	FUEL Trust,
757	3.984%, 06/15/16 (e)	773
240	4.207%, 04/15/16 (e)	246
	General Electric Capital Corp.,
337	2.250%, 11/09/15	347
125	4.375%, 09/16/20	133
6,700	4.625%, 01/07/21	7,276
331	5.300%, 02/11/21	365
1,600	5.500%, 01/08/20	1,826
80	5.625%, 09/15/17	92
850	5.625%, 05/01/18	981
70	5.875%, 01/14/38	78
1,061	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	1,064
650	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	949

		32,397

	Insurance — 0.7%
500	Aflac, Inc., 8.500%, 05/15/19	651
	Aon Corp.,
621	3.125%, 05/27/16	641
94	3.500%, 09/30/15	98

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
1,372	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	1,399
	Berkshire Hathaway Finance Corp.,
267	2.450%, 12/15/15	279
2,160	5.400%, 05/15/18	2,569
	CNA Financial Corp.,
50	5.850%, 12/15/14	54
860	5.875%, 08/15/20	934
420	6.500%, 08/15/16	471
268	Lincoln National Corp., 4.850%, 06/24/21	286
400	Metropolitan Life Global Funding I, 3.125%, 01/11/16 (e)	410
800	New York Life Global Funding, 5.375%, 09/15/13 (e)	856

		8,648

	Real Estate Investment Trusts (REITs) — 0.1%
272	ERP Operating LP, 4.625%, 12/15/21	291
50	HCP, Inc., 3.750%, 02/01/19	50
200	Simon Property Group LP, 6.125%, 05/30/18	239
700	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	820

		1,400

	Thrifts & Mortgage Finance — 0.0% (g)
400	Countrywide Financial Corp., 6.250%, 05/15/16	402

	Total Financials	119,668

	Health Care — 0.3%
	Biotechnology — 0.1%
1,350	Amgen, Inc., 4.100%, 06/15/21	1,428

	Health Care Providers & Services — 0.2%
1,250	Medco Health Solutions, Inc., 7.125%, 03/15/18	1,487
187	UnitedHealth Group, Inc., 3.375%, 11/15/21	197
100	WellPoint, Inc., 2.375%, 02/15/17	101

		1,785

	Total Health Care	3,213

	Industrials — 1.9%
	Aerospace & Defense — 0.4%
1,200	Honeywell International, Inc., 4.250%, 03/01/21	1,383
850	Lockheed Martin Corp., 4.250%, 11/15/19	927
325	Northrop Grumman Corp., 5.050%, 08/01/19	364
1,550	United Technologies Corp., 6.125%, 02/01/19	1,918

		4,592

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	161

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Airlines — 0.1%
106	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	105
698	American Airlines 2011-2 Class A Pass-Through Trust, 8.625%, 10/15/21	740
372	Continental Airlines 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	407
57	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	61
104	Delta Air Lines 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	110

		1,423

	Commercial Services & Supplies — 0.1%
	Pitney Bowes, Inc.,
200	5.000%, 03/15/15	213
100	6.250%, 03/15/19	108
	Waste Management, Inc.,
242	4.600%, 03/01/21	270
150	4.750%, 06/30/20	168

		759

	Construction & Engineering — 0.0% (g)
526	Fluor Corp., 3.375%, 09/15/21	536

	Industrial Conglomerates — 0.2%
784	Danaher Corp., 3.900%, 06/23/21	866
480	Koninklijke Philips Electronics N.V., (Netherlands), 5.750%, 03/11/18	564
1,000	Tyco International Ltd./Tyco International Finance S.A., (Switzerland), 7.000%, 12/15/19	1,244

		2,674

	Machinery — 0.2%
	Caterpillar, Inc.,
900	3.900%, 05/27/21	997
30	7.900%, 12/15/18	41
700	Deere & Co., 4.375%, 10/16/19	807

		1,845

	Road & Rail — 0.9%
	Burlington Northern Santa Fe LLC,
125	3.600%, 09/01/20	132
2,000	4.100%, 06/01/21	2,151
	CSX Corp.,
3,000	6.250%, 03/15/18	3,603
230	7.375%, 02/01/19	290
	Norfolk Southern Corp.,
829	3.250%, 12/01/21	854
300	7.800%, 05/15/27	426

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
	Ryder System, Inc.,
290	2.500%, 03/01/17	291
535	3.500%, 06/01/17	558
100	3.600%, 03/01/16	104
	Union Pacific Corp.,
1,931	4.163%, 07/15/22	2,130
142	5.450%, 01/31/13	148

		10,687

	Total Industrials	22,516

	Information Technology — 1.1%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
180	4.450%, 01/15/20	209
250	5.500%, 02/22/16	293

		502

	Computers & Peripherals — 0.3%
1,400	Dell, Inc., 4.625%, 04/01/21	1,571
	Hewlett-Packard Co.,
937	4.375%, 09/15/21	988
1,100	4.750%, 06/02/14	1,182
30	6.125%, 03/01/14	33

		3,774

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
350	3.375%, 11/01/15	359
155	6.000%, 04/01/20	169
200	6.875%, 07/01/13	214
500	7.500%, 01/15/27	549

		1,291

	Internet Software & Services — 0.1%
1,250	eBay, Inc., 3.250%, 10/15/20	1,294

	IT Services — 0.1%
	International Business Machines Corp.,
252	1.250%, 02/06/17	251
629	1.950%, 07/22/16	650
40	8.375%, 11/01/19	58

		959

	Office Electronics — 0.1%
1,250	Xerox Corp., 5.625%, 12/15/19	1,378

	Semiconductors & Semiconductor Equipment — 0.1%
651	Intel Corp., 3.300%, 10/01/21	690
837	Texas Instruments, Inc., 2.375%, 05/16/16	880

		1,570

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Software — 0.2%
185	Intuit, Inc., 5.750%, 03/15/17	210
1,500	Microsoft Corp., 4.200%, 06/01/19	1,735
50	Oracle Corp., 6.500%, 04/15/38	67

		2,012

	Total Information Technology	12,780

	Materials — 0.8%
	Chemicals — 0.6%
	Dow Chemical Co. (The),
89	4.250%, 11/15/20	95
325	5.900%, 02/15/15	367
32	8.550%, 05/15/19	43
	E.I. du Pont de Nemours & Co.,
200	5.750%, 03/15/19	243
1,500	6.000%, 07/15/18	1,872
660	Mosaic Co. (The), 3.750%, 11/15/21	689
650	Potash Corp. of Saskatchewan, Inc., (Canada), 6.500%, 05/15/19	806
	PPG Industries, Inc.,
550	3.600%, 11/15/20	578
50	5.750%, 03/15/13	52
1,325	6.650%, 03/15/18	1,625
25	7.400%, 08/15/19	31
	Praxair, Inc.,
100	4.625%, 03/30/15	111
240	5.200%, 03/15/17	281
400	Union Carbide Corp., 7.500%, 06/01/25	475

		7,268

	Construction Materials — 0.0% (g)
309	CRH America, Inc., 6.000%, 09/30/16	337

	Metals & Mining — 0.2%
650	BHP Billiton Finance USA Ltd., (Australia), 5.500%, 04/01/14	714
172	Nucor Corp., 5.850%, 06/01/18	207
	Rio Tinto Finance USA Ltd., (Australia),
38	3.500%, 11/02/20	40
800	4.125%, 05/20/21	874
120	8.950%, 05/01/14	140

		1,975

	Total Materials	9,580

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.1%
	AT&T, Inc.,
1,500	4.450%, 05/15/21	1,683

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
1,000	5.500%, 02/01/18	1,189
850	5.600%, 05/15/18	1,015
1,200	CenturyLink, Inc., 6.450%, 06/15/21	1,271
900	Deutsche Telekom International Finance B.V., (Netherlands), 6.750%, 08/20/18	1,092
	France Telecom S.A., (France),
525	2.750%, 09/14/16	546
50	8.500%, 03/01/31	73
400	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	412
	Telefonica Emisiones S.A.U., (Spain),
114	5.462%, 02/16/21	115
400	6.221%, 07/03/17	426
	Verizon Communications, Inc.,
1,750	5.500%, 02/15/18	2,078
245	5.550%, 02/15/16	284
2,055	8.750%, 11/01/18	2,829

		13,013

	Wireless Telecommunication Services — 0.1%
1,000	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	1,026
500	Vodafone Group plc, (United Kingdom), 5.625%, 02/27/17	593

		1,619

	Total Telecommunication Services	14,632

	Utilities — 2.7%
	Electric Utilities — 2.0%
800	Appalachian Power Co., 4.600%, 03/30/21	881
800	CenterPoint Energy Houston Electric LLC, 7.000%, 03/01/14	892
843	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	901
237	Comision Federal de Electricidad, (Mexico), 4.875%, 05/26/21 (e)	250
2,150	Commonwealth Edison Co., 1.625%, 01/15/14	2,185
200	Detroit Edison Co. (The), 3.900%, 06/01/21	218
	Duke Energy Carolinas LLC,
1,250	3.900%, 06/15/21	1,380
50	6.450%, 10/15/32	64
233	Duke Energy Corp., 3.550%, 09/15/21	245
160	Duke Energy Indiana, Inc., 3.750%, 07/15/20	172
400	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	397
180	Exelon Generation Co. LLC, 4.000%, 10/01/20	188

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	163

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Electric Utilities — Continued
3,700	Georgia Power Co., 4.250%, 12/01/19	4,118
263	Great Plains Energy, Inc., 4.850%, 06/01/21	282
25	Indiana Michigan Power Co., 7.000%, 03/15/19	31
1,000	Nevada Power Co., 6.500%, 08/01/18	1,224
40	NextEra Energy Capital Holdings, Inc., 7.875%, 12/15/15	48
100	Nisource Finance Corp., 6.800%, 01/15/19	120
300	Oncor Electric Delivery Co. LLC, 7.000%, 09/01/22	380
	Pacific Gas & Electric Co.,
424	3.250%, 09/15/21	437
50	6.050%, 03/01/34	63
200	PacifiCorp, 5.650%, 07/15/18	241
1,500	Pennsylvania Electric Co., 6.050%, 09/01/17	1,724
490	Progress Energy, Inc., 4.400%, 01/15/21	539
74	Public Service Co. of Colorado, 3.200%, 11/15/20	78
220	Public Service Co. of Oklahoma, 4.400%, 02/01/21	239
25	Public Service Electric & Gas Co., 2.700%, 05/01/15	26
	Southern California Edison Co.,
958	3.875%, 06/01/21	1,060
650	5.500%, 08/15/18	788
1,860	Southwestern Electric Power Co., 6.450%, 01/15/19	2,213
1,500	Southwestern Public Service Co., 8.750%, 12/01/18	2,032
	Spectra Energy Capital LLC,
50	6.200%, 04/15/18	58
70	8.000%, 10/01/19	90
429	Virginia Electric and Power Co., 2.950%, 01/15/22	435

		23,999

	Gas Utilities — 0.2%
939	AGL Capital Corp., 3.500%, 09/15/21	948
380	Atmos Energy Corp., 4.950%, 10/15/14	415
	TransCanada PipeLines Ltd., (Canada),
500	3.800%, 10/01/20	543
300	7.125%, 01/15/19	385

		2,291

	Independent Power Producers & Energy Traders — 0.0% (g)
500	PSEG Power LLC, 4.150%, 09/15/21	527

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 0.3%
500	CenterPoint Energy, Inc., 6.500%, 05/01/18	591
350	Dominion Resources, Inc., 5.200%, 08/15/19	408
175	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12	181
6	San Diego Gas & Electric Co., 5.350%, 05/15/40	8
	Sempra Energy,
500	2.000%, 03/15/14	510
1,400	9.800%, 02/15/19	1,916

		3,614

	Water Utilities — 0.2%
1,700	American Water Capital Corp., 6.085%, 10/15/17	1,991

	Total Utilities	32,422

	Total Corporate Bonds (Cost $246,180)	255,681

Mortgage Pass-Through Securities — 4.6%
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
11,236	5.500%, 01/01/24 - 02/01/24	12,203
921	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 5.500%, 05/01/27	1,003
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
4,263	4.500%, 05/01/41	4,532
768	5.000%, 10/01/33	852
25	6.000%, 12/01/36	28
	Federal National Mortgage Association, 15 Year, Single Family,
331	6.000%, 10/01/19 - 01/01/24	358
	Federal National Mortgage Association, 30 Year, Single Family,
3,678	5.000%, 03/01/36 - 08/01/40	3,974
760	5.500%, 02/01/38	830
2,816	6.000%, 12/01/32 - 04/01/35	3,142
538	6.500%, 10/01/37 - 10/01/38	609
323	7.000%, 04/01/37	374
	Federal National Mortgage Association, Other,
1,500	2.140%, 04/01/19	1,502
1,366	2.490%, 10/01/17	1,416
1,500	3.482%, 11/01/20	1,599
3,500	3.492%, 01/01/18	3,766
1,750	3.590%, 10/01/20	1,888
1,000	3.596%, 12/01/20	1,072
4,977	3.730%, 06/01/18	5,442
1,724	3.810%, 01/01/19	1,882

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
1,290	3.988%, 07/01/21	1,409
1,000	4.260%, 07/01/21	1,118
1,982	4.474%, 04/01/21	2,223
784	4.515%, 02/01/20	883
989	4.794%, 01/01/21	1,124
1,689	Government National Mortgage Association II, 30 Year, Single Family, 6.000%, 09/20/38	1,894

	Total Mortgage Pass-Through Securities (Cost $53,489)	55,123

Supranational — 0.1%
641	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $646)	659

U.S. Government Agency Securities — 19.9%
25,655	Federal Home Loan Bank, 1.750%, 09/11/15	26,450
	Federal Home Loan Mortgage Corp.,
30,000	1.375%, 02/25/14	30,668
5,000	2.125%, 03/23/12	5,006
28,800	2.875%, 02/09/15	30,914
8,700	3.750%, 03/27/19	9,988
20,000	4.500%, 01/15/14	21,600
	Federal National Mortgage Association,
30,000	0.500%, 10/30/12	30,062
11,000	1.000%, 04/04/12	11,009
14,000	1.500%, 06/26/13	14,226

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

12,600	1.625%, 10/26/15	13,011
36,500	5.000%, 02/13/17	43,404

	Total U.S. Government Agency Securities (Cost $232,435)	236,338

U.S. Treasury Obligations — 7.6%
	U.S. Treasury Inflation Indexed Notes,
62,500	0.125%, 01/15/22	64,897
20,000	1.625%, 01/15/18	25,002

	Total U.S. Treasury Obligations (Cost $89,461)	89,899

SHARES
Short-Term Investment — 4.2%
	Investment Company — 4.2%
50,241	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% † (b) (l) (m) (Cost $50,241)	50,241

	Total Investments — 98.6% (Cost $1,150,352)	1,170,906
	Other Assets in Excess of Liabilities — 1.4%	17,122

	NET ASSETS — 100.0%	$1,188,028

Percentages indicated are based on net assets.

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	1.740% at termination	CPI-U at termination	06/24/14	$15,000	$383
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	7,000	121
BNP Paribas S.A.	1.970% at termination	CPI-U at termination	01/31/14	47,000	897
BNP Paribas S.A.	2.125% at termination	CPI-U at termination	01/25/15	60,000	939
Citibank, N.A.	1.470% at termination	CPI-U at termination	08/26/15	40,000	2,062
Deutsche Bank AG, New York	1.990% at termination	CPI-U at termination	06/08/15	8,000	143
Deutsche Bank AG, New York	2.380% at termination	CPI-U at termination	06/02/16	120,000	(531)
Deutsche Bank AG, New York	2.625% at termination	CPI-U at termination	06/27/21	25,000	(172)
Morgan Stanley Capital Services	2.610% at termination	CPI-U at termination	04/28/16	104,000	(1,181)
Morgan Stanley Capital Services	1.970% at termination	CPI-U at termination	08/30/16	75,000	1,186
Royal Bank of Scotland	2.050% at termination	CPI-U at termination	02/16/14	50,000	734
Royal Bank of Scotland	2.150% at termination	CPI-U at termination	02/16/15	50,000	641
Royal Bank of Scotland	2.270% at termination	CPI-U at termination	08/02/15	77,000	(562)
UBS Warburg	1.840% at termination	CPI-U at termination	06/24/13	25,000	161
UBS Warburg	1.770% at termination	CPI-U at termination	06/27/13	25,000	188
UBS Warburg	2.438% at termination	CPI-U at termination	03/02/16	20,000	2

					$5,011

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	165

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 12.9%
2,770	Accredited Mortgage Loan Trust, Series 2003-3, Class A1, SUB, 4.460%, 01/25/34	2,222
1,114	AH Mortgage Advance Trust, (Cayman Islands), Series SART-1, Class A1, 2.630%, 05/10/42 (e)	1,111
	AmeriCredit Automobile Receivables Trust,
2,790	Series 2011-1, Class A3, 1.390%, 09/08/15	2,807
1,935	Series 2011-3, Class A3, 1.170%, 01/08/16	1,941
1,910	Ameriquest Mortgage Securities, Inc., Series 2003-7, Class M1, VAR, 1.519%, 08/25/33	1,567
	Amortizing Residential Collateral Trust,
91	Series 2002-BC4, Class A, VAR, 0.824%, 07/25/32	68
1,272	Series 2002-BC6, Class M1, VAR, 1.369%, 08/25/32	804
4,000	Series 2002-BC9, Class M1, VAR, 1.894%, 12/25/32	2,771
	Amresco Residential Securities Mortgage Loan Trust,
256	Series 1997-2, Class M1A, VAR, 0.799%, 06/25/27	235
1,189	Series 1998-1, Class M1A, VAR, 0.889%, 01/25/28	945
1,409	Series 1998-3, Class M1A, VAR, 0.874%, 09/25/28	1,050
1,264	Asset-Backed Securities Corp. Home Equity, Series 2003-HE7, Class M2, VAR, 2.874%, 12/15/33	817
	Bear Stearns Asset-Backed Securities Trust,
2,306	Series 2003-SD1, Class A, VAR, 0.694%, 12/25/33	1,923
9,348	Series 2005-CL1, Class M1, VAR, 0.874%, 09/25/34 (f) (i)	748
2,860	Series 2005-HE1, Class M2, VAR, 1.074%, 01/25/35	2,096
932	BNC Mortgage Loan Trust, Series 2007-2, Class A2, VAR, 0.344%, 05/25/37	844
377	Centex Home Equity, Series 2002-A, Class MV1, VAR, 1.094%, 01/25/32	219
855	CitiFinancial Auto Issuance Trust, Series 2009-1, Class A3, 2.590%, 10/15/13 (e)	860
	Countrywide Asset-Backed Certificates,
203	Series 2002-1, Class A, VAR, 0.804%, 08/25/32	124
184	Series 2002-BC1, Class A, VAR, 0.904%, 04/25/32	96
228	Series 2002-BC2, Class A, VAR, 0.784%, 04/25/32	108

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

61	Series 2003-BC2, Class 2A1, VAR, 0.844%, 06/25/33	46
2,131	Series 2003-BC5, Class M1, VAR, 1.294%, 09/25/33	1,018
530	Series 2004-2, Class M4, VAR, 1.744%, 03/25/34	104
517	Series 2004-S1, Class M2, SUB, 5.084%, 02/25/35	415
	Countrywide Home Equity Loan Trust,
1,290	Series 2004-A, Class A, VAR, 0.469%, 04/15/30	958
906	Series 2005-E, Class 2A, VAR, 0.469%, 11/15/35	587
3,847	Series 2005-M, Class A1, VAR, 0.489%, 02/15/36	2,297
	First Franklin Mortgage Loan Asset-Backed Certificates,
204	Series 2002-FF1, Class M1, VAR, 1.294%, 04/25/32	127
1,383	Series 2002-FF4, Class M1, VAR, 1.819%, 02/25/33	456
583	Series 2003-FFH1, Class M2, VAR, 2.869%, 09/25/33	67
703	Series 2004-FF8, Class M4, VAR, 1.850%, 10/25/34	55
1,000	First NLC Trust, Series 2005-2, Class M1, VAR, 0.724%, 09/25/35	682
3,580	Fremont Home Loan Trust, Series 2005-C, Class M2, VAR, 0.734%, 07/25/35	2,286
579	Greenpoint Mortgage Funding Trust, Series 2005-HE3, Class A, VAR, 0.429%, 09/15/30	298
1,500	Harley-Davidson Motorcycle Trust, Series 2009-2, Class A4, 3.320%, 02/15/17	1,517
377	Irwin Home Equity Corp., Series 2004-1, Class 1A1, VAR, 0.884%, 12/25/24	208
40	Lehman Home Equity Loan Trust, Series 1998-1, Class A1, 7.000%, 05/25/28	39
352	Long Beach Mortgage Loan Trust, Series 2004-1, Class M3, VAR, 1.294%, 02/25/34	261
	Morgan Stanley ABS Capital I,
2,370	Series 2003-NC6, Class M1, VAR, 1.444%, 06/25/33	1,837
7,500	Series 2005-WMC4, Class M5, VAR, 0.894%, 04/25/35	4,423
315	New Century Home Equity Loan Trust, Series 2003-5, Class AII, VAR, 0.644%, 11/25/33	207
1,268	Option One Mortgage Loan Trust, Series 2002-4, Class M1, VAR, 1.144%, 07/25/32	1,034

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
		Park Place Securities, Inc.,
3,075		Series 2004-WHQ2, Class M2, VAR, 0.874%, 02/25/35	2,489
2,500		Series 2005-WHQ3, Class M2, VAR, 0.694%, 06/25/35	1,686
414		Residential Asset Mortgage Products, Inc., Series 2003-RS2, Class AII, VAR, 0.924%, 03/25/33	282
		Residential Asset Securities Corp.,
549		Series 2003-KS4, Class MI2, SUB, 5.010%, 06/25/33	120
133		Series 2005-EMX4, Class A2, VAR, 0.504%, 11/25/35	132
		Residential Funding Mortgage Securities II, Inc.,
558		Series 2001-HI2, Class AI7, SUB, 6.940%, 04/25/26	531
600		Series 2001-HI4, Class A7, SUB, 6.740%, 10/25/26	571
141		Series 2003-HS1, Class AII, VAR, 0.534%, 12/25/32	105
3,175		Santander Drive Auto Receivables Trust, Series 2010-1, Class A3, 1.840%, 11/17/14	3,198
168		Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, VAR, 0.944%, 04/25/33	136
175		Structured Asset Securities Corp., Series 2002-HF1, Class A, VAR, 0.824%, 01/25/33	140

		Total Asset-Backed Securities (Cost $78,414)	51,668

Collateralized Mortgage Obligations — 54.2%
		Agency CMO — 31.7%
842		Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 1, Class S, IF, IO, 8.711%, 10/25/22	164
		Federal Home Loan Mortgage Corp. REMICS,
21		Series 1071, Class F, VAR, 1.200%, 04/15/21	21
31		Series 1343, Class LA, 8.000%, 08/15/22	38
27		Series 1370, Class JA, VAR, 1.400%, 09/15/22	27
23		Series 1379, Class W, VAR, 1.230%, 10/15/22	24
6		Series 1508, Class KA, VAR, 1.821%, 05/15/23	6
14		Series 1607, Class SA, HB, IF, 20.321%, 10/15/13	14
414		Series 1689, Class M, PO, 03/15/24	386
175		Series 1771, Class PK, 8.000%, 02/15/25	206
325		Series 1974, Class ZA, 7.000%, 07/15/27	381
57		Series 1981, Class Z, 6.000%, 05/15/27	63
—	(h)	Series 2006, Class I, IO, 8.000%, 10/15/12	—	(h)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

223		Series 2033, Class PR, PO, 03/15/24	208
29		Series 2261, Class ZY, 7.500%, 10/15/30	35
11		Series 2289, Class NA, VAR, 11.574%, 05/15/20	12
116		Series 2338, Class FN, VAR, 0.749%, 08/15/28	117
218		Series 2416, Class SA, IF, 15.114%, 02/15/32	295
179		Series 2416, Class SH, IF, 15.508%, 02/17/32	253
52		Series 2477, Class FZ, VAR, 0.799%, 06/15/31	52
2,108		Series 2649, Class FK, VAR, 0.799%, 07/15/33 (m)	2,105
901		Series 2661, Class FG, VAR, 0.699%, 03/15/17	904
1,488		Series 3085, Class VS, HB, IF, 27.726%, 12/15/35	2,401
2,596		Series 3300, Class FA, VAR, 0.549%, 08/15/35 (m)	2,589
6,877		Series 3737, Class DG, 5.000%, 10/15/30	7,466
9,166		Series 3832, Class PL, 5.000%, 08/15/39	10,013
5,490		Series 3841, Class JF, VAR, 0.649%, 10/15/38	5,486
19,198		Series 3860, Class FP, VAR, 0.649%, 06/15/40	19,160
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
100		Series T-51, Class 1APO, PO, 09/25/42	85
1,462		Series T-54, Class 4A, VAR, 3.356%, 02/25/43	1,460
		Federal National Mortgage Association Grantor Trust,
731		Series 2001-T8, Class A1, 7.500%, 07/25/41	807
1,979		Series 2002-T6, Class A4, VAR, 3.264%, 03/25/41	2,036
		Federal National Mortgage Association Interest STRIPS,
1,957		Series 343, Class 23, IO, 4.000%, 10/01/18	123
2,757		Series 343, Class 27, IO, 4.500%, 01/01/19	218
		Federal National Mortgage Association REMICS,
30		Series 1988-15, Class B, VAR, 0.800%, 06/25/18	30
4		Series 1989-77, Class J, 8.750%, 11/25/19	5
1		Series 1989-89, Class H, 9.000%, 11/25/19	1
100		Series 1990-64, Class Z, 10.000%, 06/25/20	117
218		Series 1990-145, Class A, VAR, 1.145%, 12/25/20 (m)	221
136		Series 1991-142, Class PL, 8.000%, 10/25/21	158
144		Series 1991-156, Class F, VAR, 1.550%, 11/25/21	148
—	(h)	Series 1992-91, Class SQ, HB, IF, 9,260.000%, 05/25/22	83
283		Series 1992-112, Class GB, 7.000%, 07/25/22	325
7		Series 1992-154, Class SA, IF, IO, 5.400%, 08/25/22	1

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	167

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
111	Series 1992-200, Class FK, VAR, 2.521%, 11/25/22	116
123	Series 1993-27, Class S, IF, 9.376%, 02/25/23	145
249	Series 1993-110, Class H, 6.500%, 05/25/23	289
28	Series 1993-119, Class H, 6.500%, 07/25/23	32
243	Series 1993-146, Class E, PO, 05/25/23	220
110	Series 1993-165, Class FH, VAR, 1.400%, 09/25/23	113
531	Series 1993-179, Class FM, VAR, 2.471%, 10/25/23	553
72	Series 1997-74, Class E, 7.500%, 10/20/27	84
1,234	Series 2001-9, Class F, VAR, 0.496%, 02/17/31	1,234
319	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	71
1,384	Series 2002-77, Class FY, VAR, 0.644%, 12/25/17	1,391
2,318	Series 2003-17, Class FN, VAR, 0.544%, 03/25/18 (m)	2,327
110	Series 2003-21, Class FK, VAR, 0.644%, 03/25/33	111
964	Series 2003-34, Class BS, IF, IO, 7.406%, 05/25/22	21
2,120	Series 2004-17, Class BF, VAR, 0.594%, 01/25/34	2,117
4,150	Series 2006-3, Class SB, IF, IO, 6.456%, 07/25/35	616
15,621	Series 2006-124, Class FC, VAR, 0.594%, 01/25/37	15,568
902	Series 2007-2, Class FA, VAR, 0.444%, 02/25/37	898
17,152	Series 2010-42, Class PD, 4.500%, 07/25/39	17,938
75	Series G92-44, Class ZQ, 8.000%, 07/25/22	85
1,348	Series G94-9, Class PJ, 6.500%, 08/17/24	1,540
	Federal National Mortgage Association Whole Loan,
456	Series 2003-W1, Class 2A, VAR, 7.084%, 12/25/42	533
2,350	Series 2003-W4, Class 5A, VAR, 3.422%, 10/25/42 (m)	2,507
2,515	Series 2003-W15, Class 3A, VAR, 3.881%, 12/25/42 (m)	2,661
313	Series 2004-W2, Class 1A3F, VAR, 0.594%, 02/25/44	311
1,174	Series 2004-W2, Class 4A, VAR, 3.183%, 02/25/44	1,210
2,274	Series 2009-W1, Class A, 6.000%, 12/25/49	2,569
	Government National Mortgage Association,
914	Series 1999-27, Class ZA, 7.500%, 04/17/29	978

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
24	Series 2000-35, Class F, VAR, 0.798%, 12/16/25	24
577	Series 2002-31, Class FC, VAR, 0.494%, 09/26/21	578
1,457	Series 2003-21, Class PI, IO, 5.500%, 06/20/32	69
16,471	Series 2003-59, Class XA, IO, VAR, 1.528%, 06/16/34	571
9,320	Series 2010-166, Class GP, 3.000%, 04/20/39	9,702
849	NCUA Guaranteed Notes, Series 2010-C1, Class A1, 1.600%, 10/29/20	860

		126,286

	Non-Agency CMO — 22.5%
1,944	Banc of America Alternative Loan Trust, Series 2004-8, Class 3A1, 5.500%, 09/25/19	1,946
	Banc of America Funding Corp.,
1,276	Series 2005-E, Class 5A1, VAR, 5.059%, 05/20/35	1,171
1,998	Series 2006-1, Class 2A1, 5.500%, 01/25/36	1,919
	Banc of America Mortgage Securities, Inc.,
35	Series 2003-5, Class 2A8, VAR, 0.694%, 07/25/18	31
2,335	Series 2004-D, Class 2A2, VAR, 2.881%, 05/25/34	2,041
1,216	Series 2005-10, Class 1A13, 5.500%, 11/25/35	1,204
1,512	Series 2005-A, Class 3A1, VAR, 2.990%, 02/25/35	1,234
839	Bear Stearns Asset-Backed Securities Trust, Series 2004-AC6, Class M1, VAR, 0.914%, 11/25/34	450
461	Chase Mortgage Finance Corp., Series 2003-S7, Class A4, VAR, 0.644%, 08/25/18	420
99	Citicorp Mortgage Securities, Inc., Series 1988-17, Class A1, VAR, 1.901%, 11/25/18	99
27	Collateralized Mortgage Obligation Trust, Series 50, Class B, PO, 10/01/18	26
	Countrywide Alternative Loan Trust,
1,485	Series 2003-J1, Class 1A8, 5.250%, 10/25/33	1,503
1,762	Series 2004-33, Class 3A3, VAR, 2.716%, 12/25/34	842
696	Series 2004-J4, Class 1A6, SUB, 4.900%, 06/25/34	705
	Countrywide Home Loan Mortgage Pass-Through Trust,
711	Series 2002-38, Class A1, 5.000%, 02/25/18	731
1,007	Series 2003-21, Class A1, VAR, 2.801%, 05/25/33	985

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
549	Series 2004-HYB8, Class 1A1, VAR, 0.596%, 01/20/35	437
715	Series 2005-1, Class 1A2, VAR, 0.594%, 03/25/35	110
	CS First Boston Mortgage Securities Corp.,
13	Series 2002-AR2, Class 1B2, VAR, 3.552%, 02/25/32	1
2,206	Series 2003-AR24, Class 2A4, VAR, 2.676%, 10/25/33	1,971
1,748	Series 2004-5, Class 4A1, 6.000%, 09/25/34	1,803
935	Series 2004-AR3, Class 6M1, VAR, 1.344%, 04/25/34	859
694	Series 2005-5, Class 1A1, 5.000%, 07/25/20	709
1,465	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2005-1, Class 2A1, VAR, 5.591%, 02/25/20	1,506
	First Horizon Alternative Mortgage Securities,
116	Series 2005-AA7, Class 1A2, VAR, 2.553%, 09/25/35	1
1,140	Series 2005-FA10, Class 2A1, 5.250%, 12/25/20	1,117
	First Horizon Asset Securities, Inc.,
1,962	Series 2004-AR6, Class 2A1, VAR, 2.628%, 12/25/34	1,838
293	Series 2004-AR7, Class 2A1, VAR, 2.617%, 02/25/35	281
649	Series 2005-6, Class 1A1, 5.500%, 11/25/35	657
	First Republic Mortgage Loan Trust,
130	Series 2000-FRB1, Class B1, VAR, 0.744%, 06/25/30	99
677	Series 2000-FRB2, Class A1, VAR, 0.749%, 11/15/30	626
4,031	GSAA Home Equity Trust, Series 2004-CW1, Class 1A1, 5.500%, 04/01/34	4,141
2,512	GSR Mortgage Loan Trust, Series 2004-10F, Class 7A1, 5.500%, 09/25/34	2,551
	Impac CMB Trust,
911	Series 2004-3, Class 3A, VAR, 0.884%, 03/25/34	752
568	Series 2004-6, Class 1A2, VAR, 1.024%, 10/25/34	440
2,285	Series 2005-5, Class A1, VAR, 0.884%, 08/25/35	1,512
1,896	Indymac INDA Mortgage Loan Trust, Series 2007-AR1, Class 1A1, VAR, 3.519%, 03/25/37	1,277
	JPMorgan Mortgage Trust,
397	Series 2003-A1, Class 1A1, VAR, 2.108%, 10/25/33	401

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
365	Series 2005-A2, Class 5A1, VAR, 4.310%, 04/25/35	366
	MASTR Adjustable Rate Mortgages Trust,
1,844	Series 2003-5, Class 5A1, VAR, 2.349%, 10/25/33	1,835
92	Series 2004-7, Class 6A1, VAR, 0.684%, 08/25/34	92
1,355	Series 2004-13, Class 2A1, VAR, 2.662%, 04/21/34	1,336
3,220	Series 2004-13, Class 3A7B, VAR, 2.110%, 11/21/34	3,123
358	MASTR Seasoned Securities Trust, Series 2003-1, Class 3A2, VAR, 0.644%, 02/25/33	320
	Mellon Residential Funding Corp.,
998	Series 2001-TBC1, Class B1, VAR, 1.129%, 11/15/31	685
217	Series 2002-TBC1, Class B1, VAR, 1.249%, 09/15/30	166
108	Series 2002-TBC1, Class B2, VAR, 1.649%, 09/15/30	80
684	Series 2002-TBC2, Class B1, VAR, 1.099%, 08/15/32	512
169	Merrill Lynch Trust, Series 47, Class Z, 8.985%, 10/20/20	188
	MLCC Mortgage Investors, Inc.,
1,017	Series 2004-1, Class 2A3, VAR, 2.195%, 12/25/34	917
1,751	Series 2004-D, Class A1, VAR, 0.904%, 08/25/29	1,604
	Morgan Stanley Dean Witter Capital I,
666	Series 2003-HYB1, Class A4, VAR, 1.830%, 03/25/33	570
468	Series 2003-HYB1, Class B1, VAR, 1.830%, 03/25/33	273
	Morgan Stanley Mortgage Loan Trust,
803	Series 2004-5AR, Class 3A3, VAR, 2.435%, 07/25/34	487
4,527	Series 2004-5AR, Class 3A5, VAR, 2.435%, 07/25/34	3,884
1,966	Series 2004-11AR, Class 1A2A, VAR, 0.554%, 01/25/35	1,669
	Nomura Asset Acceptance Corp.,
395	Series 2003-A3, Class A1, SUB, 5.500%, 08/25/33	389
123	Series 2004-AR1, Class 5A1, VAR, 1.004%, 08/25/34	98
2,123	Series 2004-R3, Class AF, VAR, 0.694%, 02/25/35 (e)	1,651

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	169

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
48	Series 2005-AR1, Class 2A1, VAR, 0.524%, 02/25/35	45
1,862	Prime Mortgage Trust, Series 2005-2, Class 2A1, VAR, 7.098%, 10/25/32	1,851
1,120	Residential Accredit Loans, Inc., Series 2003-QS16, Class A1, 5.000%, 08/25/18	1,139
	Residential Funding Mortgage Securities I,
1,704	Series 2005-S1, Class 1A6, 5.500%, 02/25/35	1,704
4,500	Series 2005-SA2, Class 2A2, VAR, 3.017%, 06/25/35	3,585
1,321	Series 2006-SA4, Class 2A1, VAR, 3.707%, 11/25/36	921
6	Securitized Asset Sales, Inc., Series 1993-7, Class TA3, 6.250%, 12/25/23	7
	Sequoia Mortgage Trust,
175	Series 11, Class A, VAR, 1.146%, 12/20/32	162
350	Series 2003-3, Class A2, VAR, 1.488%, 07/20/33	315
3,126	Series 2004-11, Class A2, VAR, 1.009%, 12/20/34	2,829
	Structured Asset Mortgage Investments, Inc.,
1,757	Series 2002-AR2, Class A3, VAR, 0.746%, 07/19/32	1,223
285	Series 2004-AR1, Class 1A1, VAR, 0.596%, 03/19/34	245
	Structured Asset Securities Corp.,
752	Series 2003-8, Class 2A9, VAR, 0.744%, 04/25/33	724
1,946	Series 2003-40A, Class 4A, VAR, 2.581%, 01/25/34	1,718
	WaMu Mortgage Pass-Through Certificates,
3,737	Series 2004-AR3, Class A1, VAR, 2.549%, 06/25/34	3,679
1,597	Series 2004-AR11, Class A, VAR, 2.490%, 10/25/34	1,523
	Wells Fargo Mortgage-Backed Securities Trust,
512	Series 2003-F, Class A1, VAR, 4.868%, 06/25/33	514
1,455	Series 2003-K, Class 1A2, VAR, 4.430%, 11/25/33	1,502
1,275	Series 2004-2, Class A1, 5.000%, 01/25/19	1,315
669	Series 2004-H, Class A2, VAR, 2.738%, 06/25/34	647
1,679	Series 2005-16, Class A16, 5.750%, 01/25/36	1,684
1,212	Series 2005-AR16, Class 3A2, VAR, 2.666%, 03/25/35	1,147
756	Series 2006-17, Class A1, 5.500%, 11/25/21	766

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,703	Series 2007-3, Class 3A1, 5.500%, 04/25/22	1,780

		89,666

	Total Collateralized Mortgage Obligations (Cost $225,146)	215,952

Commercial Mortgage-Backed Securities — 2.8%
2,000	Banc of America Commercial Mortgage, Inc., Series 2005-2, Class A5, VAR, 4.857%, 07/10/43	2,190
	Bayview Commercial Asset Trust,
757	Series 2004-3, Class A2, VAR, 0.664%, 01/25/35 (e)	559
2,679	Series 2005-2A, Class A2, VAR, 0.594%, 08/25/35 (e)	1,853
535	Series 2005-2A, Class M1, VAR, 0.674%, 08/25/35 (e)	306
1,597	Series 2007-2A, Class A2, VAR, 0.564%, 07/25/37 (e)	618
795	Series 2007-2A, Class M4, VAR, 0.894%, 07/25/37 (e)	62
2,371	Series 2007-3, Class A2, VAR, 0.534%, 07/25/37 (e)	984
2,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4, VAR, 5.204%, 10/15/44	2,214
2,461	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A1, 1.988%, 03/15/44 (e)	2,495

	Total Commercial Mortgage-Backed Securities (Cost $15,522)	11,281

Corporate Bonds — 0.5%
	Financials — 0.5%
	Capital Markets — 0.4%
6,355	Lehman Brothers Holdings, Inc., 5.884%, 02/17/15 (d) (f) (i)	1,644

	Consumer Finance — 0.1%
250	SLM Corp., VAR, 5.514%, 01/31/14	255

	Total Corporate Bonds (Cost $6,570)	1,899

Mortgage Pass-Through Securities — 15.5%
	Federal Home Loan Mortgage Corp.,
19	ARM, 2.095%, 12/01/21	19
107	ARM, 2.104%, 07/01/19	112
99	ARM, 2.210%, 01/01/27	104
15	ARM, 2.250%, 06/01/26 (m)	16
38	ARM, 2.292%, 06/01/22	38
64	ARM, 2.320%, 12/01/26	68
690	ARM, 2.339%, 01/01/23	721

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
30	ARM, 2.340%, 10/01/29	30
64	ARM, 2.356%, 04/01/30	68
1,136	ARM, 2.359%, 04/01/32	1,200
311	ARM, 2.381%, 08/01/27	330
244	ARM, 2.384%, 12/01/27 (m)	258
154	ARM, 2.393%, 07/01/28	163
29	ARM, 2.405%, 11/01/27	30
433	ARM, 2.411%, 07/01/30 (m)	456
27	ARM, 2.438%, 12/01/29	28
114	ARM, 2.442%, 02/01/23	116
50	ARM, 2.450%, 05/01/18	54
263	ARM, 2.461%, 12/01/26	279
418	ARM, 2.622%, 01/01/23 (m)	444
67	ARM, 2.646%, 04/01/24	71
17	ARM, 2.768%, 06/01/25	17
108	ARM, 3.020%, 01/01/30	114
32	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 8.000%, 06/01/17	35
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
11	7.500%, 05/01/28	13
47	8.500%, 07/01/28	57
24	9.000%, 02/01/25	30
	Federal National Mortgage Association,
24	ARM, 1.778%, 04/01/24	24
18	ARM, 1.815%, 06/01/18	18
289	ARM, 1.901%, 11/01/18	295
136	ARM, 1.924%, 07/01/20 (m)	138
71	ARM, 1.925%, 12/01/20	73
54	ARM, 1.926%, 04/01/21	55
49	ARM, 2.050%, 05/01/18	49
1,072	ARM, 2.111%, 05/01/33	1,114
38	ARM, 2.150%, 05/01/30	38
13	ARM, 2.230%, 07/01/25	13
19	ARM, 2.235%, 11/01/21	20
15	ARM, 2.250%, 03/01/17	15
12	ARM, 2.340%, 05/01/29	13
91	ARM, 2.347%, 01/01/31 (m)	97
398	ARM, 2.372%, 09/01/33	422
168	ARM, 2.415%, 09/01/19	178
63	ARM, 2.439%, 06/01/26	67
28	ARM, 2.446%, 03/01/38	30
50	ARM, 2.450%, 05/01/31	50
25	ARM, 2.470%, 12/01/26	26
61	ARM, 2.472%, 11/01/23	63
783	ARM, 2.497%, 01/01/25	832
200	ARM, 2.558%, 08/01/26	213

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

85		ARM, 2.600%, 03/01/29	90
161		ARM, 2.935%, 12/01/28	162
96		ARM, 2.973%, 07/01/27	102
91		ARM, 3.829%, 11/01/30	97
75		ARM, 3.925%, 03/01/15	75
344		ARM, 4.212%, 02/01/34	361
9		ARM, 4.340%, 05/01/20	9
70		ARM, 6.000%, 01/01/20	72
—	(h)	Federal National Mortgage Association, 10 Year, Single Family, 4.500%, 01/01/13	—	(h)
		Federal National Mortgage Association, 15 Year, Single Family,
14,618		4.000%, 02/01/25	15,487
5		6.000%, 08/01/14	5
125		7.000%, 03/01/16 (m)	127
10,016		Federal National Mortgage Association, 20 Year, Single Family, 5.000%, 10/01/23	10,981
		Federal National Mortgage Association, 30 Year, FHA/VA,
27		7.000%, 03/01/27	31
24		8.000%, 11/01/27	29
27		8.500%, 10/01/24	27
12		9.000%, 08/01/25	12
		Federal National Mortgage Association, 30 Year, Single Family,
5,798		5.000%, 12/01/39	6,449
5,647		5.500%, 08/01/40	6,172
4,018		6.000%, 04/01/39	4,454
36		7.250%, 09/01/22	41
159		7.500%, 06/01/23 - 10/01/30	181
9		8.500%, 08/01/17	10
		Federal National Mortgage Association, Other,
30		6.500%, 04/01/16	32
60		12.000%, 11/01/30	68
		Government National Mortgage Association II, 30 Year, Single Family,
61		7.250%, 08/20/22 - 11/20/22	69
91		7.400%, 10/20/21 - 03/20/22	105
23		7.500%, 10/20/23	27
23		7.850%, 12/20/21	23
77		8.000%, 07/20/25 - 08/20/26	93
6,870		Government National Mortgage Association, 15 Year, Single Family, 4.500%, 10/15/24	7,451
		Government National Mortgage Association, 30 Year, Single Family,
59		7.000%, 06/15/24	68
33		8.000%, 10/15/27	39

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	171

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
29	9.000%, 11/15/24	34
188	9.500%, 07/15/25	221

	Total Mortgage Pass-Through Securities (Cost $59,568)	61,918

SHARES
Short-Term Investment — 14.2%
	Investment Company — 14.2%
56,538	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $56,538)	56,538

	Total Investments — 100.1% (Cost $441,758)	399,256
	Liabilities in Excess of Other Assets — (0.1)%	(566)

	NET ASSETS — 100.0%	$398,690

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 2.7%
1,113	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, VAR, 0.424%, 04/25/36	942
	AH Mortgage Advance Trust, (Cayman Islands),
1,894	Series SART-1, Class A1, 2.630%, 05/10/42 (e)	1,888
7,667	Series SART-1, Class A2, 3.370%, 05/10/43 (e)	7,682
3,201	Series SART-2, Class A1, 3.270%, 09/15/43 (e)	3,206
1,000	Series SART-2, Class B1, 6.900%, 09/15/43 (e)	1,010
2,824	Series SART-3, Class 1A1, 2.980%, 03/13/43 (e)	2,830
5,119	Series SART-3, Class 1A2, 3.720%, 03/13/44 (e)	5,135
558	Arch Bay Asset-Backed Securities, Series 2010-2, Class A, VAR, 4.125%, 04/25/57 (e)	556
1,793	Asset-Backed Funding Certificates, Series 2005-AQ1, Class A4, SUB, 5.010%, 06/25/35	1,649
344	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.614%, 04/25/36	268
	Chase Funding Mortgage Loan Asset-Backed Certificates,
2,275	Series 2002-3, Class 1A5, SUB, 5.407%, 06/25/32	2,225
1,291	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	1,241
1,378	Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	1,301
	Citigroup Mortgage Loan Trust, Inc.,
271	Series 2003-HE3, Class A, VAR, 0.624%, 12/25/33	235
1,735	Series 2004-HE1, Class A, VAR, 0.574%, 09/25/33 (e)	1,614
2,415	Series 2011-5, Class 1A1, VAR, 0.434%, 02/25/46 (e) (f) (i)	2,202
122	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 4.748%, 01/25/36	68
333	Federal National Mortgage Association Whole Loan, Series 2001-W4, Class AF6, SUB, 5.610%, 01/25/32	364
174	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF17, Class A4, VAR, 0.344%, 12/25/36	163
3,832	Fortress Opportunities Residential Transaction, Series 2011-1A, Class A1, VAR, 7.211%, 10/25/47 (e)	3,846

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Freedom Trust,
1,042	Series 2011-1, Class A13, VAR, 0.435%, 11/30/37 (e) (f) (i)	985
1,799	Series 2011-2, Class A11, VAR, 6.809%, 08/01/46 (e)	1,802
	HSBC Home Equity Loan Trust,
411	Series 2005-2, Class A1, VAR, 0.515%, 01/20/35	384
546	Series 2006-1, Class A1, VAR, 0.406%, 01/20/36	495
395	Series 2006-2, Class A1, VAR, 0.395%, 03/20/36	364
611	Series 2007-1, Class AS, VAR, 0.446%, 03/20/36	522
1,625	Series 2007-3, Class APT, VAR, 1.446%, 11/20/36	1,432
323	Indymac Residential Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.444%, 03/25/36	179
3,208	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.594%, 07/25/34 (e)	3,070
	Long Beach Mortgage Loan Trust,
2,200	Series 2004-1, Class M1, VAR, 0.994%, 02/25/34	1,619
355	Series 2006-8, Class 2A2, VAR, 0.334%, 09/25/36	104
593	Series 2006-WL2, Class 2A3, VAR, 0.444%, 01/25/36	447
	Madison Avenue Manufactured Housing Contract,
183,261	Series 2002-A, Class IO, IO, 0.300%, 03/25/32	1,647
1,684	Series 2002-A, Class M2, VAR, 2.494%, 03/25/32	1,499
	Mid-State Trust,
1,679	Series 2010-1, Class A, 3.500%, 12/15/45 (e)	1,719
508	Series 2010-1, Class M, 5.250%, 12/15/45 (e)	512
1,327	NCUA Guaranteed Notes, Series 2010-A1, Class A, VAR, 0.607%, 12/07/20	1,332
700	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.303%, 11/25/33	667
738	Newcastle Investment Trust, Series 2011-MH1, Class A, 2.450%, 12/10/33 (e)	746
2,387	Park Place Securities, Inc., Series 2004-MCW1, Class M1, VAR, 0.869%, 10/25/34	2,262
	PennyMac Loan Trust,
960	Series 2010-NPL1, Class M1, VAR, 5.000%, 05/25/50 (e)	946

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	173

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
2,300	Series 2011-NPL1, Class A, VAR, 5.250%, 09/25/51 (e) (f) (i)	2,305
	Real Estate Asset Trust,
623	Series 2011-2A, Class A1, 5.750%, 05/25/49 (e) (f) (i)	623
3,541	Series 2012-1A, Class A1, 4.950%, 02/25/32 (e) (f) (i)	3,541
429	Series 2012-1A, Class A2, 7.140%, 02/25/32 (e) (f) (i)	429
500	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	204
	Residential Asset Mortgage Products, Inc.,
999	Series 2004-RS6, Class AI4, VAR, 5.457%, 05/25/32	992
306	Series 2004-RS8, Class AI6, SUB, 4.980%, 08/25/34	290
1,200	Series 2005-EFC5, Class A3, VAR, 0.584%, 10/25/35	1,023
4,000	Series 2006-RZ1, Class A3, VAR, 0.544%, 03/25/36	3,410
1,500	Residential Asset Securities Corp., Series 2005-KS9, Class A3, VAR, 0.614%, 10/25/35	1,436
2,629	Residential Credit Solutions Trust, Series 2011-1, Class A1, 6.000%, 03/25/41 (e) (f) (i)	2,628
292	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	247
1,159	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	1,159
1,000	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.514%, 06/25/35	943
	Structured Asset Securities Corp.,
724	Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	734
640	Series 2002-AL1, Class A2, 3.450%, 02/25/32	584
2,112	Series 2002-AL1, Class A3, 3.450%, 02/25/32	1,907

	Total Asset-Backed Securities (Cost $85,059)	83,613

Collateralized Mortgage Obligations — 59.4%
	Agency CMO — 40.1%
1,590	Federal Home Loan Bank, Series 9M-2012, Class A, 4.720%, 09/20/12	1,624
1,788	Federal Home Loan Bank System, Series 2000-1067, Class 1, 5.300%, 06/15/12	1,802

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — Continued
		Federal Home Loan Mortgage Corp. REMICS,
24		Series 11, Class D, 9.500%, 07/15/19	26
15		Series 22, Class C, 9.500%, 04/15/20	16
21		Series 23, Class F, 9.600%, 04/15/20	23
13		Series 30, Class D, 9.500%, 02/15/20	14
—	(h)	Series 41, Class I, HB, 84.000%, 05/15/20	1
7		Series 47, Class F, 10.000%, 06/15/20	8
76		Series 77, Class H, 8.500%, 09/15/20	85
3		Series 81, Class A, 8.125%, 11/15/20	3
7		Series 84, Class F, 9.200%, 10/15/20	8
7		Series 99, Class Z, 9.500%, 01/15/21	8
—	(h)	Series 180, Class J, HB, 1,010.000%, 09/15/21	—	(h)
—	(h)	Series 186, Class I, HB, 1,009.500%, 08/15/21	1
—	(h)	Series 189, Class K, HB, 1,009.500%, 10/15/21	1
—	(h)	Series 204, Class E, HB, IF, 1,838.732%, 05/15/23	8
—	(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	2
5		Series 1065, Class J, 9.000%, 04/15/21	6
9		Series 1079, Class S, HB, IF, 33.150%, 05/15/21	18
—	(h)	Series 1082, Class D, HB, 1,007.780%, 05/15/21	1
6		Series 1084, Class F, VAR, 1.200%, 05/15/21	6
4		Series 1084, Class S, HB, IF, 44.100%, 05/15/21	8
6		Series 1133, Class H, 7.000%, 09/15/21	7
18		Series 1144, Class KB, 8.500%, 09/15/21	20
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	1
—	(h)	Series 1196, Class B, HB, IF, 1,169.001%, 01/15/22	7
45		Series 1343, Class LA, 8.000%, 08/15/22	54
22		Series 1343, Class LB, 7.500%, 08/15/22	27
75		Series 1374, Class Z, 7.000%, 10/15/22	86
21		Series 1395, Class G, 6.000%, 10/15/22	24
185		Series 1401, Class J, 7.000%, 10/15/22	211
275		Series 1466, Class PZ, 7.500%, 02/15/23	319
8		Series 1470, Class F, VAR, 2.221%, 02/15/23	8
8		Series 1505, Class QB, HB, IF, 20.183%, 05/15/23	13
79		Series 1518, Class G, IF, 8.819%, 05/15/23	88
62		Series 1526, Class L, 6.500%, 06/15/23	64
11		Series 1540, Class IA, 7.000%, 06/15/13	11

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
87	Series 1541, Class O, VAR, 1.180%, 07/15/23	89
814	Series 1552, Class IA, IF, 17.745%, 08/15/23	1,141
21	Series 1570, Class F, VAR, 2.721%, 08/15/23	22
52	Series 1570, Class SA, HB, IF, 22.110%, 08/15/23	81
221	Series 1578, Class K, 6.900%, 09/15/23	254
25	Series 1578, Class V, IO, 7.000%, 09/15/23	5
509	Series 1591, Class PV, 6.250%, 10/15/23	531
53	Series 1596, Class D, 6.500%, 10/15/13	54
15	Series 1602, Class SA, HB, IF, 21.937%, 10/15/23	28
130	Series 1609, Class LG, IF, 16.792%, 11/15/23	153
646	Series 1628, Class LZ, 6.500%, 12/15/23	722
595	Series 1638, Class H, 6.500%, 12/15/23	677
749	Series 1644, Class K, 6.750%, 12/15/23	768
759	Series 1658, Class GZ, 7.000%, 01/15/24	882
6	Series 1671, Class QC, IF, 10.000%, 02/15/24	8
314	Series 1677, Class Z, 7.500%, 07/15/23	367
10	Series 1686, Class SH, IF, 18.675%, 02/15/24	16
19	Series 1688, Class W, 7.250%, 03/15/14	19
283	Series 1695, Class EB, 7.000%, 03/15/24	329
37	Series 1699, Class FC, VAR, 0.850%, 03/15/24	37
50	Series 1745, Class D, 7.500%, 08/15/24	59
1,133	Series 1760, Class ZD, VAR, 1.460%, 02/15/24	1,179
119	Series 1798, Class F, 5.000%, 05/15/23	132
7	Series 1807, Class G, 9.000%, 10/15/20	8
1,044	Series 1813, Class I, PO, 11/15/23	978
4,036	Series 1813, Class J, IF, IO, 5.750%, 11/15/23	545
229	Series 1829, Class ZB, 6.500%, 03/15/26	257
8	Series 1844, Class E, 6.500%, 10/15/13	8
404	Series 1863, Class Z, 6.500%, 07/15/26	454
6	Series 1865, Class D, PO, 02/15/24	5
120	Series 1899, Class ZE, 8.000%, 09/15/26	142
104	Series 1963, Class Z, 7.500%, 01/15/27	123
34	Series 1985, Class PR, IO, 8.000%, 07/15/27	9
48	Series 1987, Class PE, 7.500%, 09/15/27	57
5	Series 2025, Class PE, 6.300%, 01/15/13	5
434	Series 2033, Class J, 5.600%, 06/15/23	476
23	Series 2033, Class SN, HB, IF, 25.948%, 03/15/24	16
30	Series 2038, Class PN, IO, 7.000%, 03/15/28	5
267	Series 2040, Class PE, 7.500%, 03/15/28	317
36	Series 2042, Class T, 7.000%, 03/15/28	42
40	Series 2055, Class OE, 6.500%, 05/15/13	40

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
109	Series 2060, Class Z, 6.500%, 05/15/28	125
278	Series 2061, Class DC, IO, 6.500%, 06/15/28	53
21,359	Series 2065, Class PX, IO, 0.750%, 08/17/27	448
676	Series 2075, Class PH, 6.500%, 08/15/28	770
136	Series 2086, Class GB, 6.000%, 09/15/28	140
47	Series 2089, Class PJ, IO, 7.000%, 10/15/28	8
202	Series 2102, Class TC, 6.000%, 12/15/13 (m)	208
131	Series 2102, Class TU, 6.000%, 12/15/13 (m)	136
528	Series 2110, Class PG, 6.000%, 01/15/29	569
504	Series 2111, Class SB, IF, IO, 7.252%, 01/15/29	106
122	Series 2115, Class PE, 6.000%, 01/15/14	123
184	Series 2125, Class JZ, 6.000%, 02/15/29	193
418	Series 2130, Class QS, 6.000%, 03/15/29	468
76	Series 2132, Class SB, HB, IF, 29.390%, 03/15/29	133
113	Series 2132, Class ZL, 6.500%, 03/15/29	122
5	Series 2135, Class UK, IO, 6.500%, 03/15/14	—	(h)
16	Series 2141, Class IO, IO, 7.000%, 04/15/29	3
40	Series 2163, Class PC, IO, 7.500%, 06/15/29	9
86	Series 2178, Class PB, 7.000%, 08/15/29	101
134	Series 2201, Class C, 8.000%, 11/15/29	160
419	Series 2209, Class TC, 8.000%, 01/15/30	499
222	Series 2210, Class Z, 8.000%, 01/15/30	268
83	Series 2224, Class CB, 8.000%, 03/15/30	100
51	Series 2247, Class Z, 7.500%, 08/15/30	60
282	Series 2254, Class Z, 9.000%, 09/15/30	340
237	Series 2256, Class MC, 7.250%, 09/15/30	281
378	Series 2259, Class ZM, 7.000%, 10/15/30	447
419	Series 2271, Class PC, 7.250%, 12/15/30	496
322	Series 2283, Class K, 6.500%, 12/15/23	363
117	Series 2296, Class PD, 7.000%, 03/15/31	138
81	Series 2301, Class PA, 6.000%, 10/15/13	83
1,626	Series 2303, Class ZD, 7.000%, 04/15/31	1,728
969	Series 2303, Class ZN, 8.500%, 04/15/29	1,042
54	Series 2306, Class K, PO, 05/15/24	50
135	Series 2306, Class SE, IF, IO, 8.640%, 05/15/24	30
427	Series 2344, Class QG, 6.000%, 08/15/16	454
917	Series 2344, Class ZD, 6.500%, 08/15/31	1,002
105	Series 2344, Class ZJ, 6.500%, 08/15/31	115
65	Series 2345, Class NE, 6.500%, 08/15/31	68
203	Series 2347, Class VP, 6.500%, 03/15/20	203
171	Series 2353, Class TD, 6.000%, 09/15/16	179
177	Series 2355, Class BP, 6.000%, 09/15/16	187

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	175

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
136	Series 2358, Class PD, 6.000%, 09/15/16	145
289	Series 2359, Class PM, 6.000%, 09/15/16	299
409	Series 2359, Class ZB, 8.500%, 06/15/31	478
310	Series 2360, Class PG, 6.000%, 09/15/16	331
87	Series 2363, Class PF, 6.000%, 09/15/16	92
163	Series 2366, Class MD, 6.000%, 10/15/16	174
1,851	Series 2367, Class ZK, 6.000%, 10/15/31	2,082
57	Series 2368, Class AS, HB, IF, 20.284%, 10/15/31	83
117	Series 2368, Class TG, 6.000%, 10/15/16	124
71	Series 2372, Class F, VAR, 0.748%, 10/15/31	71
77	Series 2383, Class FD, VAR, 0.748%, 11/15/31	77
122	Series 2388, Class UZ, 8.500%, 06/15/31	144
744	Series 2391, Class QR, 5.500%, 12/15/16	795
79	Series 2394, Class MC, 6.000%, 12/15/16	84
1,189	Series 2399, Class TH, 6.500%, 01/15/32	1,301
213	Series 2410, Class OE, 6.375%, 02/15/32	234
258	Series 2410, Class QS, IF, 18.854%, 02/15/32	386
145	Series 2410, Class QX, IF, IO, 8.402%, 02/15/32	36
217	Series 2423, Class MC, 7.000%, 03/15/32	257
277	Series 2423, Class MT, 7.000%, 03/15/32	311
206	Series 2425, Class OB, 6.000%, 03/15/17	221
3,420	Series 2431, Class F, VAR, 0.748%, 03/15/32	3,441
538	Series 2433, Class SA, HB, IF, 20.284%, 02/15/32	853
339	Series 2434, Class TC, 7.000%, 04/15/32	388
576	Series 2436, Class MC, 7.000%, 04/15/32	677
191	Series 2444, Class ES, IF, IO, 7.702%, 03/15/32	39
198	Series 2450, Class GZ, 7.000%, 05/15/32	235
217	Series 2450, Class SW, IF, IO, 7.751%, 03/15/32	44
389	Series 2458, Class QE, 5.500%, 06/15/17	415
518	Series 2462, Class NB, 6.500%, 06/15/22	575
996	Series 2464, Class FE, VAR, 1.248%, 03/15/32	1,006
62	Series 2470, Class SL, IF, 9.000%, 01/15/27	70
268	Series 2474, Class SJ, IF, IO, 7.401%, 07/15/17	24
3,215	Series 2494, Class SX, IF, IO, 6.752%, 02/15/32	587
1,033	Series 2513, Class ZC, 5.500%, 10/15/32	1,128
175	Series 2515, Class DE, 4.000%, 03/15/32	179
1,134	Series 2517, Class Z, 5.500%, 10/15/32	1,261

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
670	Series 2533, Class HB, 5.500%, 12/15/17	724
309	Series 2535, Class BK, 5.500%, 12/15/22	339
1,092	Series 2549, Class ZG, 5.000%, 01/15/18	1,134
2,330	Series 2557, Class HL, 5.300%, 01/15/33	2,625
10,000	Series 2568, Class KG, 5.500%, 02/15/23	10,932
137	Series 2571, Class SK, HB, IF, 33.428%, 09/15/23	251
1,061	Series 2574, Class HP, 5.000%, 02/15/18	1,134
936	Series 2586, Class WI, IO, 6.500%, 03/15/33	173
447	Series 2587, Class CO, PO, 03/15/32	445
1,296	Series 2590, Class IP, IO, 5.500%, 08/15/31	30
1,293	Series 2591, Class QO, 4.500%, 03/15/18	1,378
356	Series 2594, Class DJ, 4.250%, 10/15/30	359
26	Series 2597, Class DS, IF, IO, 7.301%, 02/15/33	1
34	Series 2599, Class DS, IF, IO, 6.752%, 02/15/33	1
60	Series 2610, Class DS, IF, IO, 6.851%, 03/15/33	1
2,016	Series 2610, Class DZ, 5.500%, 05/15/33	2,265
296	Series 2611, Class SQ, IF, 12.503%, 05/15/33	335
749	Series 2611, Class UH, 4.500%, 05/15/18	791
1,834	Series 2617, Class GR, 4.500%, 05/15/18	1,954
2,037	Series 2626, Class NS, IF, IO, 6.302%, 06/15/23	149
2,482	Series 2627, Class GY, 4.500%, 06/15/18	2,646
1,542	Series 2631, Class LC, 4.500%, 06/15/18	1,648
199	Series 2631, Class SA, IF, 14.394%, 06/15/33	247
802	Series 2637, Class SA, IF, IO, 5.852%, 06/15/18	85
374	Series 2640, Class UG, IO, 5.000%, 01/15/32	20
940	Series 2640, Class UP, IO, 5.000%, 01/15/32	47
7	Series 2640, Class UR, IO, 4.500%, 08/15/17	—	(h)
1,975	Series 2641, Class WI, IO, 5.000%, 01/15/33	208
809	Series 2649, Class IG, IO, 5.000%, 11/15/31	39
923	Series 2650, Class PO, PO, 12/15/32	876
1,562	Series 2650, Class SO, PO, 12/15/32	1,482
264	Series 2657, Class MD, 5.000%, 12/15/20	266
374	Series 2671, Class S, IF, 14.303%, 09/15/33	464
1,036	Series 2672, Class ME, 5.000%, 11/15/22	1,096
6,015	Series 2675, Class CK, 4.000%, 09/15/18 (m)	6,377
7,000	Series 2677, Class LE, 4.500%, 09/15/18	7,656
409	Series 2682, Class YS, IF, 8.598%, 10/15/33	406
10,732	Series 2684, Class PO, PO, 01/15/33	10,513
103	Series 2686, Class NS, IF, IO, 7.351%, 10/15/21	1

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
355	Series 2690, Class SJ, IF, 8.777%, 10/15/33	355
158	Series 2691, Class WS, IF, 8.627%, 10/15/33	158
707	Series 2692, Class SC, IF, 12.790%, 07/15/33	829
149	Series 2694, Class BA, 4.000%, 06/15/31	159
230	Series 2695, Class OB, PO, 10/15/33	223
420	Series 2695, Class SX, IF, 15.901%, 10/15/33	465
210	Series 2695, Class WS, IF, 15.764%, 10/15/33	232
1,478	Series 2702, Class PC, 5.000%, 01/15/23	1,552
142	Series 2705, Class SC, IF, 8.627%, 11/15/33	141
336	Series 2705, Class SD, IF, 8.680%, 11/15/33	332
2,000	Series 2710, Class HB, 5.500%, 11/15/23	2,251
2,589	Series 2715, Class OG, 5.000%, 01/15/23	2,742
3,129	Series 2716, Class UN, 4.500%, 12/15/23	3,430
1,551	Series 2720, Class PC, 5.000%, 12/15/23	1,680
548	Series 2725, Class SC, IF, 8.673%, 11/15/33	595
1,486	Series 2727, Class BS, IF, 8.702%, 01/15/34	1,483
1,423	Series 2744, Class TU, 5.500%, 05/15/32	1,503
1,036	Series 2755, Class PA, PO, 02/15/29	1,030
324	Series 2755, Class SA, IF, 13.703%, 05/15/30	353
401	Series 2756, Class NA, 5.000%, 02/15/24	439
685	Series 2764, Class OE, 4.500%, 03/15/19	753
10	Series 2777, Class DV, 6.500%, 11/15/17	10
3,500	Series 2780, Class BE, 4.500%, 04/15/19	3,738
404	Series 2780, Class JG, 4.500%, 04/15/19	412
1,678	Series 2780, Class YC, 5.000%, 04/15/19	1,834
1,322	Series 2802, Class ZY, 6.000%, 05/15/34	1,498
267	Series 2812, Class AB, 4.500%, 10/15/18	273
1,130	Series 2812, Class NO, PO, 10/15/33	1,078
2,245	Series 2827, Class QE, 5.500%, 03/15/33	2,350
516	Series 2835, Class BO, PO, 12/15/28	505
472	Series 2835, Class QO, PO, 12/15/32	448
137	Series 2863, Class JA, 4.500%, 09/15/19	141
1,015	Series 2864, Class GB, 4.000%, 09/15/19	1,078
253	Series 2877, Class KO, PO, 03/15/19	246
142	Series 2903, Class UZ, 5.500%, 07/15/31	142
1,550	Series 2921, Class MD, 5.000%, 06/15/33	1,599
1,538	Series 2922, Class JN, 4.500%, 02/15/20	1,613
1,000	Series 2930, Class AN, 4.500%, 06/15/19	1,051
2,471	Series 2934, Class EC, PO, 02/15/20	2,387
167	Series 2934, Class EN, PO, 02/15/18	165
2,570	Series 2934, Class HI, IO, 5.000%, 02/15/20	254
1,688	Series 2934, Class KI, IO, 5.000%, 02/15/20	167
642	Series 2945, Class SA, IF, 11.847%, 03/15/20	754
730	Series 2967, Class JI, IO, 5.000%, 04/15/20	66

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
267	Series 2967, Class S, HB, IF, 32.458%, 04/15/25	440
139	Series 2971, Class GB, 5.000%, 11/15/16	140
685	Series 2971, Class GC, 5.000%, 07/15/18	712
1,250	Series 2979, Class BC, 5.000%, 04/15/20	1,353
299	Series 2989, Class PO, PO, 06/15/23	293
472	Series 2990, Class LK, VAR, 0.619%, 10/15/34	472
465	Series 2990, Class SL, HB, IF, 23.582%, 06/15/34	713
187	Series 2990, Class WP, IF, 16.387%, 06/15/35	237
1,665	Series 2994, Class FC, VAR, 0.649%, 02/15/33	1,656
107	Series 2996, Class FD, VAR, 0.498%, 06/15/35	107
899	Series 2999, Class NC, 4.500%, 12/15/18	915
2,961	Series 3013, Class AF, VAR, 0.498%, 05/15/35	2,948
442	Series 3022, Class SX, IF, 16.254%, 08/15/25	623
2,653	Series 3035, Class Z, 5.850%, 09/15/35	2,961
848	Series 3047, Class OB, 5.500%, 12/15/33	892
1,447	Series 3049, Class XF, VAR, 0.599%, 05/15/33	1,445
1,108	Series 3054, Class MI, IO, 5.500%, 05/15/34	88
1,792	Series 3068, Class QB, 4.500%, 06/15/20	1,874
1,254	Series 3077, Class TO, PO, 04/15/35	1,161
171	Series 3100, Class MA, VAR, 3.808%, 12/15/35	168
4,318	Series 3101, Class UZ, 6.000%, 01/15/36	4,959
797	Series 3117, Class EO, PO, 02/15/36	756
1,163	Series 3117, Class OG, PO, 02/15/36	1,113
890	Series 3117, Class OK, PO, 02/15/36	856
4,000	Series 3117, Class PL, 5.000%, 08/15/34	4,342
248	Series 3122, Class OH, PO, 03/15/36	238
88	Series 3122, Class ZB, 6.000%, 03/15/36	102
1,384	Series 3130, Class KZ, 5.500%, 12/15/34	1,583
185	Series 3134, Class PO, PO, 03/15/36	176
4,335	Series 3137, Class XP, 6.000%, 04/15/36	4,888
786	Series 3138, Class PO, PO, 04/15/36	750
1,500	Series 3143, Class BC, 5.500%, 02/15/36	1,709
226	Series 3149, Class SO, PO, 05/15/36	210
2,000	Series 3151, Class PD, 6.000%, 11/15/34	2,119
1,197	Series 3151, Class PO, PO, 05/15/36	1,132
1,083	Series 3152, Class MO, PO, 03/15/36	1,014
932	Series 3153, Class EO, PO, 05/15/36	887
4,371	Series 3155, Class CG, 6.000%, 11/15/24	4,496

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	177

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
5,210	Series 3156, Class AZ, 5.500%, 05/15/36	5,903
265	Series 3162, Class OB, 6.000%, 11/15/30	267
8,000	Series 3166, Class AC, 5.000%, 06/15/21 (m)	9,155
6	Series 3170, Class FM, VAR, 0.599%, 09/15/33	6
811	Series 3171, Class MO, PO, 06/15/36	769
717	Series 3174, Class PX, 5.000%, 06/15/17	786
1,131	Series 3179, Class OA, PO, 07/15/36	1,073
406	Series 3184, Class OA, PO, 02/15/33	399
1,411	Series 3194, Class SA, IF, IO, 6.851%, 07/15/36	217
1,309	Series 3195, Class PD, 6.500%, 07/15/36	1,466
1,304	Series 3200, Class PO, PO, 08/15/36	1,242
2,180	Series 3210, Class PO, PO, 05/15/36	2,087
2,000	Series 3218, Class BE, 6.000%, 09/15/35	2,232
1,666	Series 3219, Class DI, IO, 6.000%, 04/15/36	244
1,187	Series 3232, Class ST, IF, IO, 6.451%, 10/15/36	181
1,459	Series 3237, Class AO, PO, 11/15/36	1,386
1,393	Series 3253, Class PO, PO, 12/15/21	1,347
758	Series 3260, Class CS, IF, IO, 5.892%, 01/15/37	106
956	Series 3262, Class SG, IF, IO, 6.152%, 01/15/37	137
1,010	Series 3274, Class JO, PO, 02/15/37	931
756	Series 3274, Class MO, PO, 02/15/37	715
455	Series 3275, Class FL, VAR, 0.689%, 02/15/37	454
3,500	Series 3282, Class YD, 5.500%, 02/15/22	4,028
223	Series 3285, Class PC, 5.500%, 09/15/30	224
302	Series 3288, Class GS, IF, 1.320%, 03/15/37	308
2,303	Series 3290, Class SB, IF, IO, 6.202%, 03/15/37	371
624	Series 3305, Class MB, IF, 2.729%, 07/15/34	652
779	Series 3316, Class JO, PO, 05/15/37	717
2,500	Series 3329, Class JD, 6.000%, 06/15/36	2,859
423	Series 3334, Class MC, 5.000%, 04/15/33	425
4,400	Series 3342, Class VG, 6.000%, 11/15/23	4,843
3,718	Series 3344, Class FT, VAR, 0.599%, 07/15/34	3,712
421	Series 3371, Class FA, VAR, 0.849%, 09/15/37	423
1,226	Series 3373, Class TO, PO, 04/15/37	1,170
3,140	Series 3385, Class SN, IF, IO, 5.752%, 11/15/37	399
1,829	Series 3387, Class SA, IF, IO, 6.172%, 11/15/37	276

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,384	Series 3389, Class DQ, 5.750%, 10/15/35	1,493
790	Series 3393, Class JO, PO, 09/15/32	727
2,000	Series 3402, Class NC, 5.000%, 12/15/22	2,232
2,206	Series 3404, Class SC, IF, IO, 5.752%, 01/15/38	299
4,816	Series 3422, Class AI, IO, SUB, 0.250%, 01/15/38	29
1,140	Series 3422, Class LI, IO, 5.000%, 02/15/23	107
4,541	Series 3430, Class AI, IO, 1.417%, 09/15/12	22
2,144	Series 3451, Class SA, IF, IO, 5.802%, 05/15/38	280
2,242	Series 3461, Class LZ, 6.000%, 06/15/38	2,535
2,530	Series 3481, Class SJ, IF, IO, 5.601%, 08/15/38	338
2,302	Series 3505, Class SA, IF, IO, 5.752%, 01/15/39	290
1,694	Series 3511, Class IO, IO, 5.000%, 12/15/21	151
1,172	Series 3511, Class SA, IF, IO, 5.752%, 02/15/39	148
2,660	Series 3515, Class PI, IO, 5.500%, 07/15/37	306
4,344	Series 3531, Class SA, IF, IO, 6.051%, 05/15/39	528
2,713	Series 3537, Class MI, IO, 5.000%, 06/15/38	584
305	Series 3546, Class A, VAR, 5.345%, 02/15/39	325
2,042	Series 3549, Class FA, VAR, 1.449%, 07/15/39	2,054
2,118	Series 3564, Class JA, 4.000%, 01/15/18	2,237
2,988	Series 3572, Class JS, IF, IO, 6.551%, 09/15/39	607
1,310	Series 3604, Class PO, PO, 05/15/36	1,237
1,600	Series 3607, Class AO, PO, 04/15/36	1,464
1,600	Series 3607, Class BO, PO, 04/15/36	1,464
1,110	Series 3607, Class EO, PO, 02/15/33	1,086
2,482	Series 3607, Class PO, PO, 05/15/37	2,308
2,050	Series 3611, Class PO, PO, 07/15/34	1,905
1,700	Series 3614, Class QB, 4.000%, 12/15/24	1,843
1,608	Series 3621, Class BO, PO, 01/15/40	1,526
1,652	Series 3621, Class PO, PO, 01/15/40	1,561
2,285	Series 3623, Class LO, PO, 01/15/40	2,165
1,343	Series 3632, Class BS, IF, 16.672%, 02/15/40	2,180
3,567	Series 3653, Class HJ, 5.000%, 04/15/40	3,941
2,695	Series 3666, Class VA, 5.500%, 12/15/22	2,988
7,219	Series 3680, Class MA, 4.500%, 07/15/39	7,828
1,903	Series 3688, Class CU, VAR, 6.801%, 11/15/21	2,192
4,188	Series 3688, Class GT, VAR, 7.158%, 11/15/46	4,948

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
7,582	Series 3688, Class NI, IO, 5.000%, 04/15/32	900
10,364	Series 3704, Class CT, 7.000%, 12/15/36	12,164
6,804	Series 3704, Class DT, 7.500%, 11/15/36	7,961
5,464	Series 3704, Class ET, 7.500%, 12/15/36	6,281
8,140	Series 3714, Class IP, IO, 5.000%, 08/15/40	1,317
6,550	Series 3739, Class LI, IO, 4.000%, 03/15/34	499
4,775	Series 3740, Class SC, IF, IO, 5.752%, 10/15/40	946
2,373	Series 3747, Class CY, 4.500%, 10/15/40	2,576
1,500	Series 3747, Class PY, 4.000%, 10/15/40	1,591
7,191	Series 3759, Class HI, IO, 4.000%, 08/15/37	809
5,509	Series 3760, Class GI, IO, 4.000%, 10/15/37	538
1,500	Series 3770, Class PY, 5.000%, 12/15/40	1,773
4,568	Series 3795, Class EI, IO, 5.000%, 10/15/39	688
6,680	Series 3804, Class FN, VAR, 0.698%, 03/15/39	6,685
10,089	Series 3819, Class ZQ, 6.000%, 04/15/36	11,750
968	Series 3852, Class TP, IF, 5.500%, 05/15/41	1,123
2,076	Series 3860, Class PZ, 5.000%, 05/15/41	2,412
2,466	Series 3895, Class WA, VAR, 5.702%, 10/15/38	2,752
5,000	Series 3920, Class LP, 5.000%, 01/15/34	5,608
5,876	Series 3925, Class FL, VAR, 0.698%, 01/15/41	5,865
6,929	Series 3966, Class NA, 4.000%, 12/15/41	7,372
2,000	Series R004, Class VG, 6.000%, 08/15/21	2,104
7,089	Series R006, Class ZA, 6.000%, 04/15/36	8,256
6,066	Series R007, Class ZA, 6.000%, 05/15/36	7,117
363	Series R012, Class AI, IO, 5.500%, 12/15/20	9
	Federal Home Loan Mortgage Corp. STRIPS,
3	Series 1, Class B, IO, 8.000%, 10/15/18	—	(h)
1	Series 16, Class B, IO, 10.000%, 06/01/20	—	(h)
13	Series 134, Class B, IO, 9.000%, 04/01/22	3
2,275	Series 191, Class IO, IO, 8.000%, 01/01/28	531
1,594	Series 197, Class PO, PO, 04/01/28	1,471
2,600	Series 233, Class 11, IO, 5.000%, 09/15/35	321
1,444	Series 233, Class 12, IO, 5.000%, 09/15/35	179
3,510	Series 233, Class 13, IO, 5.000%, 09/15/35	432
7,742	Series 239, Class S30, IF, IO, 7.451%, 08/15/36	1,164
1,186	Series 243, Class 16, IO, 4.500%, 11/15/20	105
1,945	Series 243, Class 17, IO, 4.500%, 12/15/20	176
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
443	Series T-41, Class 3A, VAR, 6.987%, 07/25/32 (m)	509

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — Continued
1,614		Series T-42, Class A5, 7.500%, 02/25/42	1,943
96		Series T-51, Class 1A, VAR, 6.500%, 09/25/43	109
116		Series T-51, Class 2A, VAR, 7.500%, 08/25/42	136
2,590		Series T-54, Class 2A, 6.500%, 02/25/43	2,891
1,288		Series T-54, Class 3A, 7.000%, 02/25/43	1,505
2,379		Series T-56, Class A5, 5.231%, 05/25/43	2,591
239		Series T-58, Class APO, PO, 09/25/43	199
235		Series T-59, Class 1AP, PO, 10/25/43	167
6,472		Series T-76, Class 2A, VAR, 4.749%, 10/25/37	6,630
		Federal National Mortgage Association - ACES,
4,000		Series 2010-M1, Class A2, 4.450%, 09/25/19	4,443
5,000		Series 2010-M3, Class A3, VAR, 4.332%, 03/25/20	5,531
1,700		Series 2011-M1, Class A3, 3.763%, 06/25/21	1,823
9,480		Series 2011-M2, Class A3, 3.764%, 07/25/21	10,301
5,000		Series 2011-M4, Class A2, 3.726%, 06/25/21	5,416
		Federal National Mortgage Association Grantor Trust,
42		Series 2001-T10, Class PO, PO, 12/25/41	40
964		Series 2001-T12, Class A2, 7.500%, 08/25/41	1,123
1,130		Series 2001-T7, Class A1, 7.500%, 02/25/41	1,286
458		Series 2002-T4, Class A2, 7.000%, 12/25/41	519
1,247		Series 2002-T4, Class A3, 7.500%, 12/25/41	1,438
365		Series 2002-T16, Class A2, 7.000%, 07/25/42	427
655		Series 2002-T19, Class A2, 7.000%, 07/25/42	738
998		Series 2004-T1, Class 1A1, 6.000%, 01/25/44	1,113
785		Series 2004-T3, Class PT1, VAR, 8.102%, 01/25/44	915
		Federal National Mortgage Association REMICS,
61		Series 1988-7, Class Z, 9.250%, 04/25/18	68
4		Series 1988-11, Class D, PO, 05/25/18	4
339		Series 1988-21, Class G, 9.500%, 08/25/18	396
3		Series 1988-29, Class B, 9.500%, 12/25/18	4
—	(h)	Series 1989-19, Class A, 10.300%, 04/25/19	—	(h)
4		Series 1989-21, Class G, 10.450%, 04/25/19	5
16		Series 1989-27, Class Y, 6.900%, 06/25/19	18
14		Series 1989-70, Class G, 8.000%, 10/25/19	16
6		Series 1989-78, Class H, 9.400%, 11/25/19	7
6		Series 1989-89, Class H, 9.000%, 11/25/19	7
5		Series 1990-60, Class K, 5.500%, 06/25/20	5
4		Series 1990-93, Class G, 5.500%, 08/25/20	5
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	5
38		Series 1990-102, Class J, 6.500%, 08/25/20	41
5		Series 1990-134, Class SC, HB, IF, 21.225%, 11/25/20	8

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	179

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
—	(h)	Series 1990-140, Class K, HB, 652.145%, 12/25/20	7
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	1
260		Series 1991-44, Class G, 8.500%, 05/25/21	296
—	(h)	Series 1991-60, Class PM, HB, 1,009.000%, 06/25/21	2
7		Series 1992-101, Class J, 7.500%, 06/25/22	7
230		Series 1992-188, Class PZ, 7.500%, 10/25/22	266
262		Series 1993-25, Class J, 7.500%, 03/25/23	305
115		Series 1993-27, Class S, IF, 9.376%, 02/25/23	135
55		Series 1993-31, Class K, 7.500%, 03/25/23	64
492		Series 1993-54, Class Z, 7.000%, 04/25/23	566
26		Series 1993-62, Class SA, IF, 17.684%, 04/25/23	39
26		Series 1993-97, Class FA, VAR, 1.500%, 05/25/23	26
6		Series 1993-108, Class D, PO, 02/25/23	5
62		Series 1993-162, Class F, VAR, 1.200%, 08/25/23	63
10		Series 1993-165, Class SD, IF, 12.266%, 09/25/23	13
10		Series 1993-167, Class GA, 7.000%, 09/25/23	10
96		Series 1993-179, Class SB, HB, IF, 24.408%, 10/25/23	161
72		Series 1993-220, Class SG, IF, 15.500%, 11/25/13	80
20		Series 1993-225, Class SG, HB, IF, 26.464%, 12/25/13	23
20		Series 1993-228, Class G, PO, 09/25/23	19
16		Series 1993-230, Class FA, VAR, 0.850%, 12/25/23	16
268		Series 1993-250, Class Z, 7.000%, 12/25/23	284
53		Series 1993-257, Class C, PO, 06/25/23	53
1,309		Series 1994-26, Class J, PO, 01/25/24	1,246
150		Series 1994-37, Class L, 6.500%, 03/25/24	172
38		Series 1995-2, Class Z, 8.500%, 01/25/25	45
313		Series 1996-14, Class SE, IF, IO, 8.740%, 08/25/23	68
15		Series 1996-59, Class J, 6.500%, 08/25/22	17
106		Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	5
28		Series 1997-24, Class Z, 8.000%, 04/18/27	33
29		Series 1997-27, Class J, 7.500%, 04/18/27	33
521		Series 1997-46, Class Z, 7.500%, 06/17/27	607

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
25	Series 1997-81, Class PI, IO, 7.000%, 12/18/27	4
1,358	Series 1998-30, Class ZA, 6.500%, 05/20/28	1,574
47	Series 1998-36, Class J, 6.000%, 07/18/28	50
448	Series 1998-36, Class ZB, 6.000%, 07/18/28	491
196	Series 1998-43, Class SA, IF, IO, 19.010%, 04/25/23	92
163	Series 1999-57, Class Z, 7.500%, 12/25/19	182
165	Series 1999-62, Class PB, 7.500%, 12/18/29	195
587	Series 2000-18, Class EC, PO, 10/25/23	549
25	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	6
1,243	Series 2001-4, Class ZA, 6.500%, 03/25/31	1,415
48	Series 2001-5, Class OW, 6.000%, 03/25/16	49
144	Series 2001-7, Class PF, 7.000%, 03/25/31	170
231	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	51
257	Series 2001-36, Class DE, 7.000%, 08/25/31	304
766	Series 2001-38, Class FB, VAR, 0.744%, 08/25/31	772
158	Series 2001-44, Class PD, 7.000%, 09/25/31	187
255	Series 2001-44, Class PU, 7.000%, 09/25/31	302
423	Series 2001-49, Class LZ, 8.500%, 07/25/31	507
135	Series 2001-52, Class XN, 6.500%, 11/25/15	144
934	Series 2001-53, Class FX, VAR, 0.594%, 10/25/31	936
726	Series 2001-61, Class Z, 7.000%, 11/25/31	858
280	Series 2001-71, Class QE, 6.000%, 12/25/16	299
156	Series 2001-72, Class SX, IF, 16.898%, 12/25/31	232
145	Series 2001-74, Class MB, 6.000%, 12/25/16	155
171	Series 2002-1, Class HC, 6.500%, 02/25/22	182
93	Series 2002-1, Class SA, HB, IF, 24.395%, 02/25/32	163
150	Series 2002-1, Class UD, HB, IF, 23.625%, 12/25/23	245
284	Series 2002-3, Class PG, 5.500%, 02/25/17	299
589	Series 2002-7, Class FD, VAR, 0.944%, 04/25/29	595
113	Series 2002-9, Class ST, IF, 18.734%, 03/25/17	145
843	Series 2002-11, Class QG, 5.500%, 03/25/17	898
865	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	38
54	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	65
866	Series 2002-18, Class PC, 5.500%, 04/25/17	895

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
277	Series 2002-19, Class PE, 6.000%, 04/25/17	295
1,687	Series 2002-30, Class Z, 6.000%, 05/25/32	1,894
101	Series 2002-37, Class Z, 6.500%, 06/25/32	111
2,060	Series 2002-42, Class C, 6.000%, 07/25/17	2,214
3,433	Series 2002-50, Class ZA, 6.000%, 05/25/31	3,852
585	Series 2002-55, Class QE, 5.500%, 09/25/17	628
1,808	Series 2002-56, Class UC, 5.500%, 09/25/17 (m)	1,944
799	Series 2002-62, Class ZE, 5.500%, 11/25/17	861
342	Series 2002-63, Class KC, 5.000%, 10/25/17	364
382	Series 2002-63, Class LB, 5.500%, 10/25/17	411
1,221	Series 2002-71, Class KM, 5.000%, 11/25/17	1,302
307	Series 2002-77, Class S, IF, 14.036%, 12/25/32	380
786	Series 2002-81, Class JO, PO, 04/25/32	780
12	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	—	(h)
693	Series 2002-95, Class XD, 5.000%, 01/25/18	754
582	Series 2003-7, Class A1, 6.500%, 12/25/42	682
2,153	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	364
1,036	Series 2003-22, Class UD, 4.000%, 04/25/33	1,127
287	Series 2003-23, Class CS, IF, IO, 7.856%, 05/25/31	8
1,683	Series 2003-26, Class XS, IF, IO, 6.806%, 03/25/23	216
344	Series 2003-27, Class DW, 4.500%, 04/25/17	348
3,223	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	652
163	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	29
2,408	Series 2003-41, Class PE, 5.500%, 05/25/23	2,694
3,162	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	688
393	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	19
109	Series 2003-52, Class SX, HB, IF, 22.218%, 10/25/31	179
680	Series 2003-55, Class CD, 5.000%, 06/25/23	737
2	Series 2003-67, Class VQ, 7.000%, 01/25/19	2
243	Series 2003-68, Class QP, 3.000%, 07/25/22	246
1,920	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	151
1,677	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	246
123	Series 2003-73, Class GA, 3.500%, 05/25/31	124

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
253	Series 2003-73, Class HF, VAR, 0.694%, 01/25/31	253
50	Series 2003-73, Class PB, 4.500%, 08/25/18	50
105	Series 2003-74, Class SH, IF, 9.731%, 08/25/33	116
1,223	Series 2003-76, Class SH, IF, 13.712%, 09/25/31	1,401
29	Series 2003-79, Class NM, 4.000%, 05/25/22	29
1,519	Series 2003-80, Class SY, IF, IO, 7.406%, 06/25/23	187
1,036	Series 2003-81, Class LC, 4.500%, 09/25/18	1,112
2,335	Series 2003-83, Class PG, 5.000%, 06/25/23	2,494
128	Series 2003-86, Class PX, 4.500%, 02/25/17	129
1,355	Series 2003-86, Class ZA, 5.500%, 09/25/33	1,513
1,000	Series 2003-88, Class TH, 4.500%, 09/25/18	1,076
274	Series 2003-91, Class SD, IF, 12.093%, 09/25/33	310
12	Series 2003-92, Class SH, IF, 9.201%, 09/25/18	12
3,968	Series 2003-105, Class AZ, 5.500%, 10/25/33	4,543
156	Series 2003-106, Class PO, PO, 08/25/17	151
3,985	Series 2003-106, Class WE, 4.500%, 11/25/22	4,186
1,475	Series 2003-116, Class SB, IF, IO, 7.356%, 11/25/33	282
1,799	Series 2003-117, Class JB, 3.500%, 06/25/33	1,883
3,000	Series 2003-120, Class BL, 3.500%, 12/25/18	3,172
777	Series 2003-122, Class TE, 5.000%, 12/25/22	823
234	Series 2003-128, Class KE, 4.500%, 01/25/14	240
421	Series 2003-130, Class SX, IF, 11.154%, 01/25/34	472
288	Series 2003-131, Class SK, IF, 15.712%, 01/25/34	368
274	Series 2003-132, Class OA, PO, 08/25/33	258
799	Series 2003-132, Class PI, IO, 5.500%, 08/25/33	109
1,269	Series 2004-4, Class QI, IF, IO, 6.856%, 06/25/33	196
317	Series 2004-4, Class QM, IF, 13.712%, 06/25/33	390
723	Series 2004-10, Class SC, HB, IF, 27.624%, 02/25/34	1,044
215	Series 2004-14, Class SD, IF, 8.709%, 03/25/34	215
887	Series 2004-17, Class H, 5.500%, 04/25/34	1,004
587	Series 2004-21, Class CO, PO, 04/25/34	570
275	Series 2004-22, Class A, 4.000%, 04/25/19	277

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	181

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
440	Series 2004-25, Class PB, 5.500%, 05/25/32	448
777	Series 2004-25, Class PC, 5.500%, 01/25/34	879
872	Series 2004-25, Class SA, IF, 18.854%, 04/25/34	1,241
1,370	Series 2004-27, Class HB, 4.000%, 05/25/19	1,470
3,068	Series 2004-28, Class PF, VAR, 0.644%, 03/25/34	3,069
364	Series 2004-36, Class PB, 5.500%, 05/25/32	372
775	Series 2004-36, Class SA, IF, 18.854%, 05/25/34	1,095
257	Series 2004-36, Class SN, IF, 13.712%, 07/25/33	298
1,228	Series 2004-46, Class EP, PO, 03/25/34	1,174
905	Series 2004-46, Class HS, IF, IO, 5.756%, 05/25/30	27
415	Series 2004-46, Class QB, HB, IF, 23.024%, 05/25/34	612
332	Series 2004-46, Class SK, IF, 15.829%, 05/25/34	428
4,569	Series 2004-50, Class VZ, 5.500%, 07/25/34	5,317
161	Series 2004-51, Class SY, IF, 13.752%, 07/25/34	201
1,196	Series 2004-53, Class NC, 5.500%, 07/25/24	1,279
650	Series 2004-59, Class BG, PO, 12/25/32	619
98	Series 2004-61, Class CO, PO, 10/25/31	98
246	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	280
55	Series 2004-92, Class JO, PO, 12/25/34	54
2,355	Series 2005-7, Class LO, PO, 02/25/35	2,160
507	Series 2005-13, Class FL, VAR, 0.644%, 03/25/35	506
191	Series 2005-14, Class BA, 4.500%, 04/25/19	195
390	Series 2005-15, Class MO, PO, 03/25/35	370
314	Series 2005-45, Class BG, 4.500%, 06/25/25	317
4,945	Series 2005-47, Class AK, 5.000%, 06/25/20	5,358
300	Series 2005-52, Class PA, 6.500%, 06/25/35	327
1,908	Series 2005-56, Class S, IF, IO, 6.466%, 07/25/35	306
2,019	Series 2005-57, Class EG, VAR, 0.544%, 03/25/35	2,016
347	Series 2005-58, Class PO, PO, 07/25/35	337
478	Series 2005-66, Class SG, IF, 16.765%, 07/25/35	671
3,267	Series 2005-66, Class SV, IF, IO, 6.506%, 07/25/35	447
1,250	Series 2005-67, Class HG, 5.500%, 01/25/35	1,398
1,027	Series 2005-68, Class BC, 5.250%, 06/25/35	1,135

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,882	Series 2005-68, Class PG, 5.500%, 08/25/35	2,140
206	Series 2005-70, Class KI, IO, 5.500%, 08/25/35	8
420	Series 2005-73, Class PS, IF, 16.090%, 08/25/35	588
1,614	Series 2005-74, Class SK, IF, 19.459%, 05/25/35	2,297
1,501	Series 2005-84, Class XM, 5.750%, 10/25/35	1,700
2,000	Series 2005-87, Class NH, 5.000%, 10/25/25	2,225
657	Series 2005-90, Class AO, PO, 10/25/35	618
1,848	Series 2005-90, Class ES, IF, 16.265%, 10/25/35	2,616
1,316	Series 2005-90, Class PO, PO, 09/25/35	1,256
1,500	Series 2005-100, Class BQ, 5.500%, 11/25/25	1,669
689	Series 2005-103, Class SC, IF, 10.819%, 07/25/35	749
1,279	Series 2005-106, Class US, HB, IF, 23.672%, 11/25/35	2,072
758	Series 2005-109, Class PB, 6.000%, 01/25/34	782
1,735	Series 2005-110, Class GJ, 5.500%, 11/25/30	1,791
2,739	Series 2005-110, Class GK, 5.500%, 08/25/34	3,033
934	Series 2005-110, Class MJ, 5.500%, 01/25/33	967
2,397	Series 2005-110, Class MN, 5.500%, 06/25/35	2,743
902	Series 2005-116, Class PB, 6.000%, 04/25/34	970
5,994	Series 2005-118, Class PN, 6.000%, 01/25/32	6,230
1,010	Series 2005-123, Class FG, VAR, 0.694%, 07/25/34	1,009
526	Series 2006-15, Class OT, PO, 01/25/36	509
920	Series 2006-16, Class FC, VAR, 0.544%, 03/25/36	918
2,085	Series 2006-16, Class HZ, 5.500%, 03/25/36	2,354
625	Series 2006-23, Class KO, PO, 04/25/36	598
1,807	Series 2006-27, Class OH, PO, 04/25/36	1,697
1,151	Series 2006-33, Class ZB, 6.000%, 05/25/36	1,290
2,500	Series 2006-35, Class GD, 6.000%, 12/25/34	2,735
2,054	Series 2006-39, Class WC, 5.500%, 01/25/36	2,329
624	Series 2006-42, Class CF, VAR, 0.694%, 06/25/36	624
2,912	Series 2006-43, Class VB, 6.500%, 10/25/17	2,985
728	Series 2006-44, Class FP, VAR, 0.644%, 06/25/36	728
1,502	Series 2006-44, Class GO, PO, 06/25/36	1,410
4,161	Series 2006-44, Class P, PO, 12/25/33	3,967

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,712	Series 2006-46, Class UC, 5.500%, 12/25/35	1,939
891	Series 2006-50, Class JO, PO, 06/25/36	850
1,438	Series 2006-50, Class PS, PO, 06/25/36	1,370
2,633	Series 2006-53, Class US, IF, IO, 6.336%, 06/25/36	352
1,524	Series 2006-56, Class FC, VAR, 0.534%, 07/25/36	1,520
1,829	Series 2006-56, Class FT, VAR, 0.994%, 07/25/36	1,794
636	Series 2006-58, Class AP, PO, 07/25/36	584
728	Series 2006-58, Class FL, VAR, 0.704%, 07/25/36	729
1,542	Series 2006-58, Class PO, PO, 07/25/36	1,452
27	Series 2006-59, Class CO, PO, 08/25/35	27
2,037	Series 2006-59, Class QO, PO, 01/25/33	1,977
841	Series 2006-60, Class DO, PO, 04/25/35	790
1,444	Series 2006-63, Class ZH, 6.500%, 07/25/36	1,701
622	Series 2006-65, Class QO, PO, 07/25/36	584
1,074	Series 2006-72, Class GO, PO, 08/25/36	1,015
653	Series 2006-72, Class HO, PO, 08/25/26	613
1,017	Series 2006-72, Class TO, PO, 08/25/36	965
6,259	Series 2006-77, Class PC, 6.500%, 08/25/36	7,117
1,908	Series 2006-78, Class BZ, 6.500%, 08/25/36	2,236
1,010	Series 2006-79, Class DO, PO, 08/25/36	958
968	Series 2006-86, Class OB, PO, 09/25/36	915
904	Series 2006-90, Class AO, PO, 09/25/36	880
5,798	Series 2006-94, Class GI, IF, IO, 6.406%, 10/25/26	954
243	Series 2006-94, Class GK, HB, IF, 32.030%, 10/25/26	434
1,000	Series 2006-102, Class MD, 6.000%, 01/25/35	1,088
2,059	Series 2006-105, Class ME, 5.500%, 11/25/36	2,421
1,017	Series 2006-110, Class PO, PO, 11/25/36	965
436	Series 2006-111, Class EO, PO, 11/25/36	414
1,170	Series 2006-113, Class PO, PO, 07/25/36	1,119
1,207	Series 2006-115, Class OK, PO, 12/25/36	1,148
2,406	Series 2006-117, Class GS, IF, IO, 6.406%, 12/25/36	423
659	Series 2006-118, Class A2, VAR, 0.304%, 12/25/36	627
871	Series 2006-119, Class PO, PO, 12/25/36	835
1,841	Series 2006-120, Class IO, IO, 6.500%, 12/25/36	354
1,970	Series 2006-120, Class PF, VAR, 0.494%, 12/25/36	1,964

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,821	Series 2006-126, Class AO, PO, 01/25/37	1,676
2,173	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	326
290	Series 2007-1, Class SD, HB, IF, 37.536%, 02/25/37	469
1,541	Series 2007-7, Class SG, IF, IO, 6.256%, 08/25/36	235
5,447	Series 2007-14, Class ES, IF, IO, 6.196%, 03/25/37	782
1,092	Series 2007-14, Class OP, PO, 03/25/37	1,028
414	Series 2007-15, Class NO, PO, 03/25/22	395
1,660	Series 2007-16, Class FC, VAR, 0.994%, 03/25/37	1,655
2,706	Series 2007-16, Class FM, VAR, 0.474%, 03/25/37	2,692
3,283	Series 2007-18, Class BD, 5.750%, 05/25/36	3,755
1,737	Series 2007-18, Class MZ, 6.000%, 03/25/37	2,074
1,625	Series 2007-22, Class SC, IF, IO, 5.836%, 03/25/37	240
1,500	Series 2007-24, Class GW, 5.500%, 03/25/29	1,627
251	Series 2007-39, Class EF, VAR, 0.494%, 05/25/37	250
531	Series 2007-43, Class FL, VAR, 0.544%, 05/25/37	529
815	Series 2007-47, Class PC, 5.000%, 07/25/33	827
1,921	Series 2007-54, Class FA, VAR, 0.644%, 06/25/37	1,920
4,064	Series 2007-54, Class WI, IF, IO, 5.856%, 06/25/37	573
2,258	Series 2007-60, Class AX, IF, IO, 6.906%, 07/25/37	402
2,500	Series 2007-61, Class PC, 5.500%, 07/25/34	2,686
4,000	Series 2007-63, Class PC, 5.500%, 07/25/36	4,396
1,732	Series 2007-64, Class FB, VAR, 0.614%, 07/25/37	1,732
5,094	Series 2007-65, Class KI, IF, IO, 6.376%, 07/25/37	757
10,704	Series 2007-72, Class EK, IF, IO, 6.156%, 07/25/37	1,626
1,627	Series 2007-75, Class EO, PO, 01/25/36	1,595
2,631	Series 2007-76, Class ZG, 6.000%, 08/25/37	3,082
2,248	Series 2007-77, Class FG, VAR, 0.744%, 03/25/37	2,252
1,500	Series 2007-78, Class CB, 6.000%, 08/25/37	1,731
148	Series 2007-79, Class PB, 5.000%, 04/25/29	148
281	Series 2007-79, Class SB, HB, IF, 23.122%, 08/25/37	427

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	183

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
807	Series 2007-88, Class VI, IF, IO, 6.296%, 09/25/37	138
2,486	Series 2007-91, Class ES, IF, IO, 6.216%, 10/25/37	391
15	Series 2007-97, Class MS, IF, 14.219%, 12/25/31	15
637	Series 2007-98, Class VA, 6.000%, 11/25/17	668
4,654	Series 2007-100, Class SM, IF, IO, 6.206%, 10/25/37	679
4,770	Series 2007-101, Class A2, VAR, 0.494%, 06/27/36	4,761
646	Series 2007-106, Class A7, VAR, 5.955%, 10/25/37	719
7,000	Series 2007-112, Class GB, 5.500%, 12/25/22	8,064
5,930	Series 2007-112, Class SA, IF, IO, 6.206%, 12/25/37	975
8,000	Series 2007-114, Class A6, VAR, 0.444%, 10/27/37	7,953
4,798	Series 2007-116, Class HI, IO, VAR, 6.078%, 01/25/38	335
207	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	25
4,012	Series 2008-1, Class BI, IF, IO, 5.666%, 02/25/38	550
1,436	Series 2008-10, Class XI, IF, IO, 5.986%, 03/25/38	209
1,068	Series 2008-12, Class IV, IO, 6.500%, 04/25/31	82
3,481	Series 2008-16, Class IS, IF, IO, 5.956%, 03/25/38	481
1,929	Series 2008-19, Class IC, IO, 5.000%, 03/25/23	166
2,655	Series 2008-20, Class SA, IF, IO, 6.746%, 03/25/38	398
2,544	Series 2008-24, Class PF, VAR, 0.894%, 02/25/38	2,562
975	Series 2008-27, Class SN, IF, IO, 6.656%, 04/25/38	165
1,425	Series 2008-32, Class SA, IF, IO, 6.606%, 04/25/38	217
3,795	Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	52
2,884	Series 2008-36, Class IA, IO, 4.500%, 10/25/22	179
410	Series 2008-44, Class PO, PO, 05/25/38	389
2,522	Series 2008-47, Class SI, IF, IO, 6.256%, 06/25/23	315
6,000	Series 2008-51, Class BC, 4.500%, 06/25/23	6,469

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,444	Series 2008-53, Class CI, IF, IO, 6.956%, 07/25/38	224
218	Series 2008-59, Class IG, IO, 5.500%, 11/25/34	7
2,000	Series 2008-70, Class BY, 4.000%, 08/25/23	2,173
1,793	Series 2008-76, Class GF, VAR, 0.894%, 09/25/23	1,812
3,526	Series 2008-77, Class DG, 5.000%, 09/25/23	3,905
644	Series 2008-80, Class GP, 6.250%, 09/25/38	721
2,698	Series 2008-80, Class SA, IF, IO, 5.606%, 09/25/38	370
1,198	Series 2008-81, Class SB, IF, IO, 5.606%, 09/25/38	171
2,000	Series 2008-95, Class BA, 5.000%, 01/25/24	2,304
621	Series 2009-4, Class BD, 4.500%, 02/25/39	667
1,211	Series 2009-6, Class GS, IF, IO, 6.306%, 02/25/39	193
2,667	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	271
2,129	Series 2009-12, Class IO, IO, 4.500%, 03/25/24	174
700	Series 2009-12, Class NI, IO, 5.500%, 08/25/22	28
1,323	Series 2009-14, Class YI, IO, 5.000%, 07/25/22	55
4,310	Series 2009-17, Class QS, IF, IO, 6.406%, 03/25/39	590
2,500	Series 2009-19, Class IP, IO, 5.500%, 10/25/36	762
860	Series 2009-47, Class MT, 7.000%, 07/25/39	984
3,508	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	494
10,126	Series 2009-60, Class HT, 6.000%, 08/25/39	11,341
2,304	Series 2009-62, Class HJ, 6.000%, 05/25/39	2,535
487	Series 2009-63, Class P, 5.000%, 03/25/37	547
877	Series 2009-69, Class PO, PO, 09/25/39	832
645	Series 2009-79, Class UA, 7.000%, 03/25/38	740
3,486	Series 2009-84, Class WS, IF, IO, 5.656%, 10/25/39	445
3,358	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	481
3,377	Series 2009-86, Class OT, PO, 10/25/37	3,152
6,594	Series 2009-86, Class UI, IO, 4.000%, 10/25/14	381
1,814	Series 2009-92, Class AD, 6.000%, 11/25/39	2,038
2,031	Series 2009-99, Class SC, IF, IO, 5.936%, 12/25/39	306
1,514	Series 2009-99, Class WA, VAR, 6.309%, 12/25/39	1,737

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
5,833	Series 2009-103, Class MB, VAR, 4.000%, 12/25/39	6,216
3,952	Series 2009-112, Class ST, IF, IO, 6.006%, 01/25/40	495
8,117	Series 2009-113, Class LB, VAR, 6.325%, 01/25/40	9,213
5,021	Series 2010-1, Class WA, VAR, 6.153%, 02/25/40 (m)	5,764
4,477	Series 2010-9, Class MB, 5.000%, 05/25/32	4,815
2,919	Series 2010-16, Class WA, VAR, 6.437%, 03/25/40	3,369
5,685	Series 2010-16, Class WB, VAR, 6.214%, 03/25/40	6,555
3,288	Series 2010-23, Class KS, IF, IO, 6.856%, 02/25/40	465
4,177	Series 2010-35, Class SB, IF, IO, 6.176%, 04/25/40	585
1,196	Series 2010-39, Class OT, PO, 10/25/35	1,136
2,426	Series 2010-40, Class FJ, VAR, 0.844%, 04/25/40	2,435
2,344	Series 2010-42, Class S, IF, IO, 6.156%, 05/25/40	317
2,000	Series 2010-45, Class BD, 4.500%, 11/25/38	2,172
2,170	Series 2010-47, Class AV, 5.000%, 05/25/21	2,405
2,447	Series 2010-49, Class SC, IF, 12.172%, 03/25/40	2,986
1,550	Series 2010-61, Class WA, VAR, 5.950%, 06/25/40	1,736
9,689	Series 2010-64, Class DM, 5.000%, 06/25/40 (m)	10,559
7,364	Series 2010-68, Class SA, IF, IO, 4.756%, 07/25/40	961
2,035	Series 2010-71, Class HJ, 5.500%, 07/25/40	2,256
354	Series 2010-102, Class HZ, 4.000%, 09/25/50	354
10,538	Series 2010-103, Class SB, IF, IO, 5.856%, 11/25/49	1,455
12,243	Series 2010-111, Class AE, 5.500%, 04/25/38	12,989
2,000	Series 2010-111, Class AM, 5.500%, 10/25/40	2,347
7,644	Series 2010-111, Class WA, VAR, 6.030%, 10/25/40	8,677
7,281	Series 2010-125, Class SA, IF, IO, 4.196%, 11/25/40	850
2,721	Series 2010-130, Class CY, 4.500%, 11/25/40	2,921
5,222	Series 2010-133, Class A, 5.500%, 05/25/38	5,562
3,647	Series 2010-148, Class MA, 4.000%, 02/25/39	3,869

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — Continued
2,662		Series 2011-2, Class WA, VAR, 5.739%, 02/25/51	2,888
1,896		Series 2011-18, Class VN, 4.000%, 10/25/25	2,051
1,674		Series 2011-20, Class MW, 5.000%, 03/25/41	1,981
10,015		Series 2011-21, Class CV, 4.500%, 09/25/26	11,248
9,741		Series 2011-30, Class LS, IO, VAR, 4.627%, 04/25/41	713
9,224		Series 2011-39, Class ZA, 6.000%, 11/25/32	10,303
2,517		Series 2011-43, Class WA, VAR, 5.887%, 05/25/51	2,800
3,126		Series 2011-47, Class ZA, 5.500%, 07/25/38	3,606
3,789		Series 2011-56, Class VA, 5.000%, 09/25/40	4,283
8,580		Series 2011-58, Class WA, VAR, 5.419%, 07/25/51	9,439
1,218		Series 2011-75, Class FA, VAR, 0.794%, 08/25/41	1,220
5,009		Series 2011-118, Class LB, 7.000%, 11/25/41	5,990
10,256		Series 2011-118, Class MT, 7.000%, 11/25/41	12,395
11,078		Series 2011-118, Class NT, 7.000%, 11/25/41	12,985
9,146		Series 2011-124, Class JF, VAR, 0.644%, 02/25/41	9,137
2,640		Series 2011-149, Class EF, VAR, 0.744%, 07/25/41	2,634
3,947		Series 2011-149, Class MF, VAR, 0.744%, 11/25/41	3,939
10,000		Series 2012-21, Class WA, VAR, 5.617%, 03/25/52	11,132
96		Series G92-7, Class JQ, 8.500%, 01/25/22	110
18		Series G92-12, Class B, 7.700%, 02/25/22	20
27		Series G92-14, Class Z, 7.000%, 02/25/22	30
—	(h)	Series G92-27, Class SQ, HB, IF, 1,737.650%, 05/25/22	14
20		Series G92-42, Class Z, 7.000%, 07/25/22	23
538		Series G92-44, Class ZQ, 8.000%, 07/25/22	610
107		Series G92-54, Class ZQ, 7.500%, 09/25/22	121
187		Series G92-61, Class Z, 7.000%, 10/25/22	222
20		Series G92-62, Class B, PO, 10/25/22	18
125		Series G93-1, Class KA, 7.900%, 01/25/23	144
85		Series G93-17, Class SI, IF, 6.000%, 04/25/23	99
663		Series G94-7, Class PJ, 7.500%, 05/17/24	785
118		Series G97-2, Class ZA, 8.500%, 02/17/27	137
		Federal National Mortgage Association STRIPS,
8		Series 23, Class 2, IO, 10.000%, 09/01/17	1
6		Series 59, Class 2, IO, 9.500%, 07/01/17	1
441		Series 213, Class 2, IO, 8.000%, 03/01/23	97
15		Series 265, Class 2, 9.000%, 03/01/24	17

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	185

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
32	Series 285, Class 1, PO, 02/01/27	28
936	Series 293, Class 1, PO, 12/01/24	882
847	Series 300, Class 1, PO, 09/01/24	798
782	Series 331, Class 13, IO, 7.000%, 11/01/32	156
1,772	Series 339, Class 18, IO, 4.500%, 07/01/18	129
1,765	Series 339, Class 21, IO, 4.500%, 07/01/18	136
1,561	Series 339, Class 28, IO, 5.500%, 07/01/18	149
726	Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	90
3,172	Series 345, Class 24, IO, VAR, 5.000%, 08/01/22	274
1,251	Series 351, Class 7, IO, VAR, 5.000%, 04/01/34	166
1,752	Series 356, Class 3, IO, 5.000%, 01/01/35	212
2,755	Series 356, Class 39, IO, 5.000%, 01/01/20	254
2,746	Series 365, Class 8, IO, 5.500%, 05/01/36	377
489	Series 368, Class 3, IO, 4.500%, 11/01/20	41
1,018	Series 374, Class 5, IO, 5.500%, 08/01/36	138
3,130	Series 383, Class 32, IO, 6.000%, 01/01/38	471
370	Series 393, Class 6, IO, 5.500%, 04/25/37	35
	Federal National Mortgage Association Whole Loan,
1,894	Series 2001-W3, Class A, VAR, 7.000%, 09/25/41	2,178
8,807	Series 2002-W10, Class IO, IO, VAR, 0.983%, 08/25/42	254
566	Series 2003-W1, Class 1A1, VAR, 6.273%, 12/25/42	646
330	Series 2003-W1, Class 2A, VAR, 7.084%, 12/25/42	385
562	Series 2003-W2, Class 1A1, 6.500%, 07/25/42	649
116	Series 2003-W4, Class 2A, VAR, 6.500%, 10/25/42	130
568	Series 2003-W8, Class 2A, 7.000%, 10/25/42	658
638	Series 2003-W8, Class 3F1, VAR, 0.644%, 05/25/42	635
590	Series 2003-W18, Class 1A6, 5.370%, 08/25/43	611
856	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	997
1,107	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	1,266
1,310	Series 2004-W11, Class 1A1, 6.000%, 05/25/44	1,476
2,161	Series 2005-W3, Class 2AF, VAR, 0.464%, 03/25/45	2,151

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
898	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	1,001
4,002	Series 2005-W4, Class 3A, VAR, 2.521%, 06/25/35	4,190
1,204	Series 2006-W2, Class 1AF1, VAR, 0.464%, 02/25/36	1,199
808	Series 2006-W3, Class 1AF1, VAR, 0.484%, 10/25/46	805
951	Series 2006-W3, Class 2A, 6.000%, 09/25/46	1,063
11,706	Series 2007-W1, Class 1AF1, VAR, 0.504%, 11/25/46 (m)	11,657
3,086	Series 2007-W2, Class 1A1, VAR, 0.564%, 03/25/37	3,058
1,845	Series 2007-W3, Class 1A3, 6.750%, 04/25/37	2,105
297	Series 2007-W7, Class 1A4, HB, IF, 37.716%, 07/25/37	573
6,206	Series 2009-W1, Class A, 6.000%, 12/25/49	7,010
	Government National Mortgage Association,
86	Series 1994-4, Class KQ, 7.988%, 07/16/24	99
1,297	Series 1994-7, Class PQ, 6.500%, 10/16/24	1,522
194	Series 1996-16, Class E, 7.500%, 08/16/26 (m)	222
38	Series 1997-2, Class E, 7.500%, 02/20/27	44
44	Series 1997-11, Class D, 7.500%, 07/20/27	51
75	Series 1998-26, Class K, 7.500%, 09/17/25	87
426	Series 1999-4, Class ZB, 6.000%, 02/20/29	481
135	Series 1999-41, Class Z, 8.000%, 11/16/29	158
16	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	18
82	Series 1999-44, Class PC, 7.500%, 12/20/29	95
387	Series 1999-44, Class ZG, 8.000%, 12/20/29	452
232	Series 2000-6, Class Z, 7.500%, 02/20/30	270
357	Series 2000-7, Class ST, HB, IF, 38.161%, 01/16/30	764
162	Series 2000-9, Class Z, 8.000%, 06/20/30	189
885	Series 2000-9, Class ZJ, 8.500%, 02/16/30	1,072
656	Series 2000-10, Class ZP, 7.500%, 02/16/30	718
350	Series 2000-12, Class ST, HB, IF, 38.161%, 02/16/30	751
86	Series 2000-16, Class ZN, 7.500%, 02/16/30	91
818	Series 2000-21, Class Z, 9.000%, 03/16/30	1,043
122	Series 2000-26, Class Z, 7.750%, 09/20/30	141
48	Series 2000-36, Class HC, 7.330%, 11/20/30	56
28	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	13
1,446	Series 2001-21, Class PE, 6.500%, 05/16/31	1,693

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
244	Series 2001-31, Class SJ, HB, IF, 27.141%, 02/20/31	461
19	Series 2001-32, Class WA, IF, 19.511%, 07/20/31	31
172	Series 2001-35, Class SA, IF, IO, 8.003%, 08/16/31	48
154	Series 2001-36, Class S, IF, IO, 7.802%, 08/16/31	39
802	Series 2001-53, Class SR, IF, IO, 7.904%, 10/20/31	83
55	Series 2001-55, Class SF, HB, IF, 25.430%, 11/20/31	93
736	Series 2002-4, Class TD, 7.000%, 01/20/32	856
170	Series 2002-7, Class PG, 6.500%, 01/20/32	200
675	Series 2002-24, Class AG, IF, IO, 7.702%, 04/16/32	151
177	Series 2002-24, Class SB, IF, 11.554%, 04/16/32	213
513	Series 2002-24, Class Z, 8.500%, 04/16/32	599
1,326	Series 2002-31, Class SE, IF, IO, 7.252%, 04/16/30	258
55	Series 2002-33, Class SY, IF, 9.000%, 02/26/23	61
437	Series 2002-40, Class UK, 6.500%, 06/20/32	514
123	Series 2002-41, Class LS, IF, 9.000%, 06/16/32	154
258	Series 2002-45, Class QE, 6.500%, 06/20/32	295
318	Series 2002-47, Class PG, 6.500%, 07/16/32	374
43	Series 2002-51, Class SG, HB, IF, 31.436%, 04/20/31	78
170	Series 2002-54, Class GB, 6.500%, 08/20/32	195
196	Series 2002-69, Class PO, PO, 02/20/32	194
357	Series 2002-70, Class PS, IF, IO, 7.454%, 08/20/32	41
388	Series 2002-92, Class TK, IO, 5.500%, 05/16/31	6
198	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	6
215	Series 2003-4, Class NY, 5.500%, 12/20/13	224
366	Series 2003-8, Class PO, PO, 01/16/32	361
1,535	Series 2003-11, Class SK, IF, IO, 7.453%, 02/16/33	325
4,539	Series 2003-12, Class VI, IO, 5.500%, 10/17/22	563
40	Series 2003-24, Class PO, PO, 03/16/33	36
369	Series 2003-34, Class TO, PO, 02/16/32	366
1,430	Series 2003-41, Class ID, IO, 5.500%, 05/20/33	254

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,971	Series 2003-46, Class IH, IO, 5.500%, 12/20/32	175
1,842	Series 2003-60, Class ZN, 5.000%, 07/16/33	2,155
365	Series 2003-76, Class LS, IF, IO, 6.955%, 09/20/31	22
92	Series 2003-90, Class PO, PO, 10/20/33	81
1,336	Series 2003-112, Class SA, IF, IO, 6.302%, 12/16/33	254
6,000	Series 2003-112, Class TS, IF, IO, 6.704%, 10/20/32	729
3,961	Series 2004-11, Class SW, IF, IO, 5.254%, 02/20/34	514
232	Series 2004-15, Class SA, IF, 18.987%, 12/20/32	286
256	Series 2004-28, Class S, IF, 18.982%, 04/16/34	375
727	Series 2004-34, Class SZ, IF, 7.500%, 02/20/34	741
526	Series 2004-46, Class AO, PO, 06/20/34	481
3,204	Series 2004-59, Class SG, IF, IO, 6.254%, 07/20/34	513
687	Series 2004-68, Class PO, PO, 05/20/31	677
170	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	182
259	Series 2004-73, Class AE, IF, 14.348%, 08/17/34	331
3,975	Series 2004-73, Class JL, IF, IO, 6.302%, 09/16/34	702
876	Series 2004-85, Class PO, PO, 01/17/33	861
1,882	Series 2004-90, Class SI, IF, IO, 5.855%, 10/20/34	287
1,566	Series 2005-3, Class SB, IF, IO, 5.855%, 01/20/35	239
3,162	Series 2005-17, Class SL, IF, IO, 6.455%, 07/20/34	553
700	Series 2005-26, Class VI, IO, 5.500%, 01/20/35	154
262	Series 2005-35, Class FL, VAR, 0.596%, 03/20/32	261
3,287	Series 2005-58, Class NI, IO, 5.500%, 08/20/35	946
799	Series 2005-68, Class DP, IF, 15.841%, 06/17/35	1,037
4,160	Series 2005-68, Class KI, IF, IO, 6.055%, 09/20/35	669
1,113	Series 2005-69, Class SY, IF, IO, 6.505%, 11/20/33	178
1,422	Series 2005-72, Class AZ, 5.500%, 09/20/35	1,686

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	187

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,601	Series 2005-85, Class IO, IO, 5.500%, 01/16/35	272
199	Series 2005-93, Class JO, PO, 03/20/31	198
756	Series 2006-16, Class OP, PO, 03/20/36	692
570	Series 2006-22, Class AO, PO, 05/20/36	522
554	Series 2006-34, Class PO, PO, 07/20/36	509
3,786	Series 2006-38, Class SG, IF, IO, 6.405%, 09/20/33	344
2,120	Series 2006-38, Class SW, IF, IO, 6.254%, 06/20/36	274
643	Series 2006-59, Class SD, IF, IO, 6.455%, 10/20/36	106
2,192	Series 2007-9, Class DI, IF, IO, 6.265%, 03/20/37	333
780	Series 2007-17, Class AF, VAR, 0.448%, 04/16/37	776
3,589	Series 2007-17, Class JI, IF, IO, 6.563%, 04/16/37	572
493	Series 2007-17, Class JO, PO, 04/16/37	451
433	Series 2007-25, Class FN, VAR, 0.548%, 05/16/37	432
2,829	Series 2007-26, Class SC, IF, IO, 5.955%, 05/20/37	410
6,834	Series 2007-26, Class SW, IF, IO, 5.955%, 05/20/37	989
1,027	Series 2007-27, Class MI, IO, 5.500%, 09/20/36	115
130	Series 2007-28, Class BO, PO, 05/20/37	119
3,209	Series 2007-31, Class AO, PO, 05/16/37	2,862
195	Series 2007-35, Class TO, PO, 04/20/35	193
121	Series 2007-36, Class HO, PO, 06/16/37	110
2,419	Series 2007-36, Class SE, IF, IO, 6.222%, 06/16/37	393
3,823	Series 2007-36, Class SG, IF, IO, 6.225%, 06/20/37	559
2,137	Series 2007-40, Class SD, IF, IO, 6.505%, 07/20/37	353
2,149	Series 2007-42, Class SB, IF, IO, 6.505%, 07/20/37	362
896	Series 2007-45, Class QA, IF, IO, 6.395%, 07/20/37	147
2,020	Series 2007-50, Class AI, IF, IO, 6.530%, 08/20/37	326
405	Series 2007-53, Class SW, IF, 19.469%, 09/20/37	562
2,427	Series 2007-57, Class PO, PO, 03/20/37	2,252
2,000	Series 2007-57, Class QA, IF, IO, 6.254%, 10/20/37	305

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,913	Series 2007-70, Class TA, 5.750%, 08/20/36	2,001
2,727	Series 2007-71, Class SB, IF, IO, 6.455%, 07/20/36	320
3,980	Series 2007-74, Class SL, IF, IO, 6.293%, 11/16/37	594
1,933	Series 2007-76, Class SA, IF, IO, 6.284%, 11/20/37	292
2,911	Series 2007-79, Class SY, IF, IO, 6.305%, 12/20/37	453
999	Series 2007-81, Class SP, IF, IO, 6.405%, 12/20/37	159
785	Series 2007-82, Class SA, IF, IO, 6.284%, 12/20/37	119
421	Series 2008-1, Class PO, PO, 01/20/38	387
1,366	Series 2008-2, Class MS, IF, IO, 6.913%, 01/16/38	193
1,021	Series 2008-10, Class S, IF, IO, 5.585%, 02/20/38	138
3,849	Series 2008-13, Class PI, IO, 5.500%, 02/16/38	666
913	Series 2008-20, Class PO, PO, 09/20/37	849
870	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	85
2,090	Series 2008-25, Class SB, IF, IO, 6.654%, 03/20/38	365
922	Series 2008-29, Class PO, PO, 02/17/33	883
2,323	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	332
894	Series 2008-33, Class XS, IF, IO, 7.453%, 04/16/38	130
1,500	Series 2008-36, Class AY, 5.000%, 04/16/23	1,743
2,203	Series 2008-36, Class SH, IF, IO, 6.055%, 04/20/38	324
5,435	Series 2008-40, Class SA, IF, IO, 6.153%, 05/16/38	1,160
2,384	Series 2008-41, Class SA, IF, IO, 6.095%, 05/20/38	350
727	Series 2008-47, Class V, 5.500%, 05/16/19	838
1,396	Series 2008-55, Class SA, IF, IO, 5.955%, 06/20/38	209
1,140	Series 2008-60, Class PO, PO, 01/20/38	1,085
6,067	Series 2008-62, Class SA, IF, IO, 5.905%, 07/20/38	1,007
2,508	Series 2008-64, Class ED, 6.500%, 04/20/28	2,769
3,000	Series 2008-65, Class ME, 5.750%, 09/20/37	3,325
650	Series 2008-71, Class SC, IF, IO, 5.754%, 08/20/38	88

SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,657	Series 2008-93, Class AS, IF, IO, 5.455%, 12/20/38	205
5,236	Series 2008-95, Class DS, IF, IO, 7.054%, 12/20/38	885
1,387	Series 2008-96, Class SL, IF, IO, 5.754%, 12/20/38	197
2,171	Series 2009-6, Class SA, IF, IO, 5.852%, 02/16/39	269
3,216	Series 2009-10, Class SA, IF, IO, 5.704%, 02/20/39	457
2,598	Series 2009-10, Class SL, IF, IO, 6.253%, 03/16/34	294
5,000	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	1,529
1,713	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	312
1,867	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	331
2,533	Series 2009-24, Class DS, IF, IO, 6.055%, 03/20/39	308
1,300	Series 2009-25, Class SE, IF, IO, 7.355%, 09/20/38	207
1,026	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	164
1,746	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	319
1,355	Series 2009-38, Class IO, IO, 5.000%, 09/16/31	103
4,440	Series 2009-42, Class SC, IF, IO, 5.834%, 06/20/39	652
2,282	Series 2009-43, Class SA, IF, IO, 5.704%, 06/20/39	304
807	Series 2009-44, Class VA, 5.500%, 05/16/20	886
4,875	Series 2009-64, Class SN, IF, IO, 5.852%, 07/16/39	619
928	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	152
3,951	Series 2009-67, Class SA, IF, IO, 5.803%, 08/16/39	561
4,899	Series 2009-72, Class SM, IF, IO, 6.002%, 08/16/39	688
804	Series 2009-79, Class OK, PO, 11/16/37	744
4,640	Series 2009-83, Class TS, IF, IO, 5.855%, 08/20/39	676
9,279	Series 2009-102, Class SM, IF, IO, 6.153%, 06/16/39	1,180
1,530	Series 2009-104, Class AB, 7.000%, 08/16/39	1,856

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
4,315	Series 2009-106, Class AS, IF, IO, 6.153%, 11/16/39	689
5,514	Series 2009-106, Class ST, IF, IO, 5.754%, 02/20/38	824
2,638	Series 2009-121, Class VA, 5.500%, 11/20/20	3,043
652	Series 2010-14, Class AO, PO, 12/20/32	620
687	Series 2010-14, Class BO, PO, 11/20/35	636
2,500	Series 2010-14, Class CO, PO, 08/20/35	2,177
5,259	Series 2010-14, Class QP, 6.000%, 12/20/39	5,699
3,724	Series 2010-41, Class WA, VAR, 5.851%, 10/20/33	4,226
2,307	Series 2010-103, Class WA, VAR, 5.762%, 08/20/34	2,623
2,390	Series 2010-129, Class AW, VAR, 6.150%, 04/20/37	2,731
3,045	Series 2010-130, Class CP, 7.000%, 10/16/40	3,549
5,187	Series 2010-157, Class OP, PO, 12/20/40	4,566
5,305	Series 2011-22, Class WA, VAR, 5.947%, 02/20/37	6,048
2,124	Series 2011-56, Class BI, IO, 4.500%, 04/16/41	76
7,575	Series 2011-97, Class WA, VAR, 6.069%, 11/20/38	8,608
9,649	Series 2011-137, Class WA, VAR, 5.541%, 07/20/40	10,797
2,033	Series 2011-163, Class WA, VAR, 5.762%, 12/20/38	2,297
12,000	Series 2012-24, Class WA, VAR, 5.613%, 07/20/41	13,635
	NCUA Guaranteed Notes,
7,598	Series 2010-C1, Class APT, 2.650%, 10/29/20	7,930
3,550	Series 2010-R3, Class 1A, VAR, 0.822%, 12/08/20	3,563
1,208	Series 2010-R3, Class 3A, 2.400%, 12/08/20	1,240
	Vendee Mortgage Trust,
5,731	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	6,417
738	Series 1996-1, Class 1Z, 6.750%, 02/15/26	849
420	Series 1996-2, Class 1Z, 6.750%, 06/15/26	493
828	Series 1997-1, Class 2Z, 7.500%, 02/15/27	974
620	Series 1998-1, Class 2E, 7.000%, 03/15/28	727

		1,228,359

	Non-Agency CMO — 19.3%
57	ABN Amro Mortgage Corp., Series 2003-7, Class A3, 4.500%, 07/25/18	57

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	189

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	American General Mortgage Loan Trust,
1,406	Series 2006-1, Class A5, VAR, 5.670%, 12/25/35 (e)	1,485
4,000	Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	4,054
3,000	Series 2009-1, Class A5, VAR, 5.750%, 09/25/48 (e)	3,061
5,300	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	5,467
2,006	Series 2010-1A, Class A1, VAR, 5.150%, 03/25/58 (e)	2,071
1,346	Series 2010-1A, Class A2, VAR, 5.650%, 03/25/58 (e)	1,419
1,900	Series 2010-1A, Class A3, VAR, 5.650%, 03/25/58 (e)	1,975
900	Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	909
1,712	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 2.378%, 09/25/35	727
	ASG Resecuritization Trust,
1,132	Series 2009-1, Class A60, VAR, 4.938%, 06/26/37 (e)	1,126
1,348	Series 2009-2, Class A55, VAR, 5.196%, 05/24/36 (e)	1,335
1,288	Series 2009-2, Class G60, VAR, 5.196%, 05/24/36 (e)	1,252
3,858	Series 2009-3, Class A65, VAR, 4.839%, 03/26/37 (e)	3,797
3,835	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	3,950
2,761	Series 2010-1, Class A85, VAR, 0.644%, 02/27/36 (e)	2,609
7,493	Series 2010-2, Class A60, VAR, 2.218%, 01/28/37 (e)	7,343
1,983	Series 2010-3, Class 2A22, VAR, 0.326%, 10/28/36 (e)	1,924
527	Series 2010-4, Class 2A20, VAR, 0.424%, 11/28/36 (e)	512
1,013	Series 2011-1, Class 2A35, 6.000%, 09/28/36 (e)	1,043
2,284	Series 2011-1, Class 3A50, VAR, 2.485%, 11/28/35 (e) (f) (i)	2,214
1,630	Series 2011-2, Class A48S, HB, IF, 23.258%, 02/28/36 (e)	2,232
	Banc of America Alternative Loan Trust,
285	Series 2003-3, Class APO, PO, 05/25/33	224
1,250	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	1,272

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,819	Series 2003-7, Class 2A4, 5.000%, 09/25/18	1,859
723	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	741
768	Series 2003-11, Class 2A1, 6.000%, 01/25/34	772
381	Series 2003-11, Class PO, PO, 01/25/34	265
1,028	Series 2004-1, Class 1A1, 6.000%, 02/25/34	1,083
302	Series 2004-1, Class 5A1, 5.500%, 02/25/19	309
724	Series 2004-6, Class 3A2, 6.000%, 07/25/34	736
3,925	Series 2005-1, Class CBIO, IO, 5.500%, 02/25/35	695
3,346	Series 2005-12, Class CBIO, IO, 5.750%, 01/25/36	656
	Banc of America Funding Corp.,
324	Series 2004-1, Class PO, PO, 03/25/34	263
1,519	Series 2004-3, Class 1A1, 5.500%, 10/25/34	1,560
36	Series 2004-3, Class 1A7, 5.500%, 10/25/34	36
1,060	Series 2004-C, Class 1A1, VAR, 5.040%, 12/20/34	1,031
1,782	Series 2005-1, Class 30IO, IO, 5.500%, 02/25/35	265
379	Series 2005-4, Class 30PO, PO, 08/25/35	285
1,016	Series 2005-6, Class 2A7, 5.500%, 10/25/35	1,024
131	Series 2005-7, Class 30PO, PO, 11/25/35	100
666	Series 2005-8, Class 30PO, PO, 01/25/36	530
2,817	Series 2005-E, Class 4A1, VAR, 2.661%, 03/20/35	2,608
571	Series 2010-R4, Class 5A1, VAR, 0.394%, 07/26/36 (e)	555
2,468	Series 2010-R5, Class 1A1, 5.500%, 10/26/37 (e)	2,558
3,273	Series 2010-R11A, Class 1A6, VAR, 5.362%, 08/26/35 (e)	3,323
	Banc of America Mortgage Securities, Inc.,
1,847	Series 2003-3, Class 1A7, 5.500%, 05/25/33	1,894
331	Series 2003-3, Class 2A1, VAR, 0.794%, 05/25/18	316
968	Series 2003-6, Class 2A1, VAR, 0.694%, 08/25/18	925
753	Series 2003-8, Class 2A5, 5.000%, 11/25/18	779
149	Series 2003-8, Class APO, PO, 11/25/33	116
176	Series 2003-9, Class 1A2, PO, 12/25/33	129
1,275	Series 2003-A, Class 4A1, VAR, 2.997%, 02/25/33	1,115
874	Series 2003-C, Class 3A1, VAR, 2.902%, 04/25/33	888
1,988	Series 2003-E, Class 2A2, VAR, 2.888%, 06/25/33	1,928

SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
3,000	Series 2004-3, Class 1A26, 5.500%, 04/25/34	3,066
2,832	Series 2004-3, Class 15IO, IO, VAR, 0.246%, 04/25/19	12
28	Series 2004-4, Class 1A9, 5.000%, 05/25/34	28
189	Series 2004-4, Class APO, PO, 05/25/34	143
21,691	Series 2004-5, Class 15IO, IO, VAR, 0.251%, 06/25/19	104
250	Series 2004-6, Class APO, PO, 07/25/34	182
142	Series 2004-9, Class 3A1, 6.500%, 09/25/32	149
1,402	Series 2004-C, Class 2A2, VAR, 2.890%, 04/25/34	1,359
1,182	Series 2004-J, Class 3A1, VAR, 2.912%, 11/25/34	1,040
	BCAP LLC Trust,
1,781	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	1,815
1,097	Series 2009-RR10, Class 17A1, 5.750%, 06/26/37 (e)	1,099
269	Series 2009-RR13, Class 11A1, VAR, 5.250%, 05/26/37 (e)	267
1,755	Series 2009-RR13, Class 17A2, VAR, 5.500%, 04/26/37 (e)	1,720
2,000	Series 2009-RR14, Class 3A2, VAR, 2.713%, 08/26/35 (e)	1,820
982	Series 2009-RR14, Class 4A1, VAR, 2.778%, 03/26/36 (e)	979
902	Series 2010-RR4, Class 2A1, VAR, 0.994%, 06/26/37 (e)	839
810	Series 2010-RR4, Class 12A1, VAR, 4.000%, 07/26/36 (e) (f) (i)	815
570	Series 2010-RR5, Class 1A4, VAR, 5.000%, 11/26/37 (e)	562
3,201	Series 2010-RR5, Class 2A5, VAR, 5.213%, 04/26/37 (e)	3,181
848	Series 2010-RR6, Class 5A1, VAR, 5.141%, 11/26/37 (e)	847
3,386	Series 2010-RR7, Class 1A5, VAR, 5.008%, 04/26/35 (e)	3,317
6,839	Series 2010-RR7, Class 2A1, VAR, 4.624%, 07/26/45 (e)	6,451
1,836	Series 2010-RR7, Class 15A1, VAR, 1.044%, 01/26/36 (e)	1,702
1,649	Series 2010-RR7, Class 16A1, VAR, 0.882%, 02/26/47 (e)	1,529
1,205	Series 2010-RR8, Class 3A3, VAR, 5.078%, 05/26/35 (e)	1,198

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,500	Series 2010-RR8, Class 3A4, VAR, 5.078%, 05/26/35 (e)	1,344
881	Series 2010-RR12, Class 2A5, VAR, 4.500%, 01/26/36 (e)	897
2,178	Series 2011-R11, Class 24A5, VAR, 3.000%, 08/26/22 (e)	2,180
2,303	Series 2011-R11, Class 25A5, VAR, 4.000%, 08/26/21 (e)	2,307
2,193	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e) (f) (i)	2,083
3,508	Series 2011-RR5, Class 11A3, VAR, 0.394%, 05/28/36 (e)	3,097
2,500	Series 2011-RR5, Class 14A3, VAR, 1.414%, 07/26/36 (e) (f) (i)	2,368
3,320	Series 2011-RR10, Class 2A1, VAR, 0.525%, 09/26/37 (e)	2,847
1,981	Series 2012-RR1, Class 5A1, VAR, 6.500%, 07/26/37 (e) (f) (i)	2,047
5,495	Series 2012-RR2, Class 1A1, VAR, 08/26/36 (f) (i)	5,087
	Bear Stearns Adjustable Rate Mortgage Trust,
817	Series 2003-4, Class 3A1, VAR, 4.990%, 07/25/33	819
328	Series 2003-7, Class 3A, VAR, 2.625%, 10/25/33	321
886	Series 2004-1, Class 12A1, VAR, 2.882%, 04/25/34	746
1,086	Series 2004-2, Class 14A, VAR, 5.037%, 05/25/34	1,085
2,242	Series 2005-5, Class A1, VAR, 2.220%, 08/25/35	2,144
2,925	Series 2006-1, Class A1, VAR, 2.520%, 02/25/36	2,560
932	Bear Stearns Alt-A Trust, Series 2005-2, Class 1A1, VAR, 0.744%, 03/25/35	775
1,405	Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1, SUB, 5.250%, 10/25/33	1,420
371	Cendant Mortgage Corp., Series 2003-9, Class 1P, PO, 11/25/33	271
	Chase Mortgage Finance Corp.,
363	Series 2003-S2, Class A1, 5.000%, 03/25/18	367
280	Series 2003-S6, Class A1, 5.000%, 06/25/18	285
409	Series 2003-S10, Class AP, PO, 11/25/18	385
595	Series 2004-S3, Class 2A5, 5.500%, 03/25/34	620
4,044	Series 2007-A1, Class 1A3, VAR, 2.776%, 02/25/37	4,088

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	191

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
705	Series 2007-A1, Class 2A1, VAR, 2.757%, 02/25/37	692
885	Series 2007-A1, Class 7A1, VAR, 2.748%, 02/25/37	864
966	Series 2007-A1, Class 9A1, VAR, 2.770%, 02/25/37	971
1,719	Series 2007-A2, Class 2A1, VAR, 2.764%, 07/25/37	1,741
	Citicorp Mortgage Securities, Inc.,
244	Series 2003-8, Class APO, PO, 08/25/33	180
850	Series 2004-1, Class 3A1, 4.750%, 01/25/34	865
1,532	Series 2004-4, Class A4, 5.500%, 06/25/34	1,603
1,137	Series 2004-5, Class 2A5, 4.500%, 08/25/34	1,176
245	Series 2005-6, Class APO, PO, 09/25/35	198
	Citigroup Mortgage Loan Trust, Inc.,
742	Series 2003-1, Class 2A5, 5.250%, 10/25/33	755
269	Series 2003-1, Class PO3, PO, 09/25/33	195
44	Series 2003-1, Class WA2, 6.500%, 06/25/31	46
53	Series 2003-1, Class WPO2, PO, 06/25/31	40
76	Series 2003-UP3, Class A3, 7.000%, 09/25/33	78
454	Series 2003-UST1, Class A1, 5.500%, 12/25/18	476
78	Series 2003-UST1, Class PO1, PO, 12/25/18	65
85	Series 2003-UST1, Class PO2, PO, 12/25/18	68
35	Series 2003-UST1, Class PO3, PO, 12/25/18	30
660	Series 2004-UST1, Class A3, VAR, 2.390%, 08/25/34	658
565	Series 2004-UST1, Class A6, VAR, 5.079%, 08/25/34	576
364	Series 2005-1, Class 2A1A, VAR, 2.731%, 04/25/35	234
1,225	Series 2005-2, Class 2A11, 5.500%, 05/25/35	1,216
1,013	Series 2005-5, Class 1A2, VAR, 3.537%, 08/25/35	568
2,891	Series 2008-AR4, Class 1A1A, VAR, 3.075%, 11/25/38 (e)	2,874
2,019	Series 2009-10, Class 1A1, VAR, 2.460%, 09/25/33 (e)	1,952
1,994	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	2,086
2,851	Series 2009-11, Class 3A1, VAR, 5.750%, 05/25/37 (e)	2,897
1,069	Series 2010-7, Class 10A1, VAR, 2.612%, 02/25/35 (e)	1,038
15,441	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	15,781

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
14,866	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	15,326
1,075	Series 2011-3, Class 1A1, VAR, 0.324%, 02/25/47 (e)	1,054
1,775	Series 2011-10, Class 4A1, VAR, 0.484%, 02/25/46 (e) (f) (i)	1,588
	Countrywide Alternative Loan Trust,
250	Series 2002-8, Class A4, 6.500%, 07/25/32	262
962	Series 2002-11, Class M, 6.500%, 10/25/32	925
323	Series 2003-6T2, Class A6, 5.500%, 06/25/33	303
274	Series 2003-J1, Class PO, PO, 10/25/33	232
1,633	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,562
1,788	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	1,829
146	Series 2004-J3, Class 4A1, 4.750%, 04/25/19	150
2,389	Series 2005-1CB, Class 1A6, IF, IO, 6.856%, 03/25/35	315
329	Series 2005-5R, Class A1, 5.250%, 12/25/18	334
8,566	Series 2005-20CB, Class 3A8, IF, IO, 4.506%, 07/25/35	1,024
6,589	Series 2005-22T1, Class A2, IF, IO, 4.826%, 06/25/35	807
90	Series 2005-26CB, Class A10, IF, 12.608%, 07/25/35	90
62	Series 2005-28CB, Class 1A5, 5.500%, 08/25/35	62
297	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	250
11,622	Series 2005-37T1, Class A2, IF, IO, 4.806%, 09/25/35	1,685
12,549	Series 2005-54CB, Class 1A2, IF, IO, 4.606%, 11/25/35	1,902
53	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	49
2,002	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	1,585
1,437	Series 2005-57CB, Class 3A2, IF, IO, 4.856%, 12/25/35	160
970	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	682
1,159	Series 2005-86CB, Class A11, 5.500%, 02/25/36	811
4,696	Series 2005-J1, Class 1A4, IF, IO, 4.856%, 02/25/35	542
28,616	Series 2006-7CB, Class 1A2, IF, IO, 5.056%, 05/25/36	4,775

SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,244	Series 2006-26CB, Class A9, 6.500%, 09/25/36	780
	Countrywide Home Loan Mortgage Pass-Through Trust,
1,183	Series 2002-36, Class A22, 6.000%, 01/25/33	1,218
167	Series 2003-18, Class A12, 5.500%, 07/25/33	160
729	Series 2003-26, Class 1A6, 3.500%, 08/25/33	726
127	Series 2003-34, Class A6, 5.250%, 09/25/33	127
3,057	Series 2003-39, Class A6, 5.000%, 10/25/33	3,020
204	Series 2003-44, Class A9, PO, 10/25/33	176
366	Series 2003-J7, Class 4A3, IF, 9.458%, 08/25/18	368
128	Series 2003-J10, Class 2A1, 5.000%, 11/25/18	131
2,311	Series 2003-J13, Class 1A7, 5.250%, 01/25/34	2,363
1,092	Series 2004-3, Class A26, 5.500%, 04/25/34	1,127
255	Series 2004-3, Class PO, PO, 04/25/34	209
2,283	Series 2004-5, Class 1A4, 5.500%, 06/25/34	2,367
240	Series 2004-7, Class 2A1, VAR, 2.288%, 06/25/34	217
1,458	Series 2004-13, Class 1A4, 5.500%, 08/25/34	1,483
545	Series 2004-28R, Class A1, 5.500%, 08/25/33	547
353	Series 2004-HYB1, Class 2A, VAR, 2.945%, 05/20/34	307
1,429	Series 2004-HYB3, Class 2A, VAR, 2.559%, 06/20/34	1,156
942	Series 2004-HYB6, Class A3, VAR, 2.715%, 11/20/34	751
424	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	434
1,166	Series 2005-16, Class A23, 5.500%, 09/25/35	1,163
2,559	Series 2005-22, Class 2A1, VAR, 2.713%, 11/25/35	1,783
7,683	Series 2007-4, Class 1A52, IF, IO, 5.156%, 05/25/37	1,273
	Credit Suisse Mortgage Capital Certificates,
2,704	Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	2,704
451	Series 2009-12R, Class 7A1, 5.500%, 10/27/35 (e)	451
1,150	Series 2010-16, Class A3, VAR, 3.965%, 06/25/50 (e)	1,026

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
2,250	Series 2010-16, Class A4, VAR, 4.250%, 06/25/50 (e)	1,770
872	Series 2010-1R, Class 5A1, VAR, 5.000%, 01/27/36 (e)	893
1,179	Series 2010-1R, Class 26A1, 4.750%, 05/27/37 (e)	1,181
1,882	Series 2010-11R, Class A1, VAR, 1.271%, 06/28/47 (e)	1,806
1,050	Series 2010-12R, Class 5A1, VAR, 3.000%, 04/26/37 (e)	1,037
558	Series 2010-12R, Class 14A1, VAR, 2.689%, 09/26/46 (e)	549
665	Series 2010-15R, Class 7A1, VAR, 4.748%, 10/26/37 (e)	663
500	Series 2010-15R, Class 7A2, VAR, 4.748%, 10/26/37 (e)	450
2,490	Series 2011-1R, Class A1, VAR, 1.244%, 02/27/47 (e)	2,450
1,672	Series 2011-6R, Class 3A1, VAR, 2.849%, 07/28/36 (e)	1,536
6,582	Series 2011-7R, Class A1, VAR, 1.494%, 08/28/47 (e)	6,459
7,767	Series 2011-9R, Class A1, VAR, 2.244%, 03/27/46 (e)	7,660
6,423	Series 2011-16R, Class 7A3, VAR, 3.500%, 12/27/36 (e)	6,435
	CS First Boston Mortgage Securities Corp.,
1,264	Series 2003-1, Class DB1, 6.564%, 02/25/33	1,103
1,054	Series 2003-21, Class 1A4, 5.250%, 09/25/33	1,069
3,852	Series 2003-27, Class 5A3, 5.250%, 11/25/33	3,979
1,675	Series 2003-27, Class 5A4, 5.250%, 11/25/33	1,734
894	Series 2003-29, Class 1A1, 6.500%, 12/25/33	926
585	Series 2003-29, Class 5A1, 7.000%, 12/25/33	625
1,253	Series 2003-AR15, Class 3A1, VAR, 2.852%, 06/25/33	1,219
1,439	Series 2004-4, Class 2A4, 5.500%, 09/25/34	1,518
1,091	Series 2004-5, Class 3A1, 5.250%, 08/25/19	1,126
1,563	Series 2004-8, Class 1A4, 5.500%, 12/25/34	1,644
1,465	Series 2004-8, Class 3A5, 5.500%, 12/25/34	1,517
2,985	Series 2005-4, Class 2X, IO, VAR, 5.500%, 06/25/35	453
2,152	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	318

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	193

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
879	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-1, Class 2A1, VAR, 5.591%, 02/25/20	904
	Deutsche Mortgage Securities, Inc.,
777	Series 2009-RS2, Class 4A1, VAR, 0.406%, 04/26/37 (e)	748
380	Series 2009-RS3, Class A1, 5.250%, 08/26/35 (e)	378
1,204	Series 2010-RS2, Class A1, VAR, 1.520%, 06/28/47 (e)	1,204
1,217	FDIC Trust, Series 2011-N1, Class A1, 4.500%, 12/25/16 (e) (f) (i)	1,217
	First Horizon Alternative Mortgage Securities,
1,530	Series 2004-AA4, Class A1, VAR, 2.247%, 10/25/34	1,235
441	Series 2005-AA5, Class 1A2, VAR, 2.374%, 07/25/35	85
974	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	657
11,599	Series 2007-FA4, Class 1A2, IF, IO, 5.406%, 08/25/37	2,070
	First Horizon Asset Securities, Inc.,
209	Series 2003-7, Class 2A1, 4.500%, 09/25/18	215
301	Series 2003-8, Class 2A1, 4.500%, 09/25/18	304
2,174	Series 2003-9, Class 1A6, 5.500%, 11/25/33	2,202
625	Series 2004-AR2, Class 2A1, VAR, 2.746%, 05/25/34	591
319	Series 2004-AR7, Class 2A1, VAR, 2.617%, 02/25/35 (m)	307
685	Series 2004-AR7, Class 2A2, VAR, 2.617%, 02/25/35	621
1,392	Series 2005-AR1, Class 2A2, VAR, 2.673%, 04/25/35	1,310
	Freedom Trust,
931	Series 2011-3, Class A11, VAR, 4.766%, 09/01/51 (e)	913
2,500	Series 2011-4, Class A18, VAR, 3.901%, 03/25/37 (e)	2,464
	GMAC Mortgage Corp. Loan Trust,
928	Series 2003-AR1, Class A4, VAR, 3.030%, 10/19/33	913
2,548	Series 2003-AR2, Class 2A4, VAR, 2.994%, 12/19/33	2,499
1,318	Series 2003-J7, Class A7, 5.000%, 11/25/33	1,364
181	Series 2003-J7, Class A10, 5.500%, 11/25/33	189
191	Series 2003-J8, Class A, 5.250%, 12/25/33	195
1,296	Series 2004-J1, Class A20, 5.500%, 04/25/34	1,329

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
31	Series 2004-J2, Class A2, VAR, 0.744%, 06/25/34	31
3,203	Series 2004-J5, Class A7, 6.500%, 01/25/35	3,361
1,135	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	1,162
408	Series 2005-AR3, Class 3A3, VAR, 3.061%, 06/19/35	402
3,424	Series 2005-AR3, Class 3A4, VAR, 3.061%, 06/19/35	2,911
	GSMPS Mortgage Loan Trust,
687	Series 2001-2, Class A, VAR, 7.500%, 06/19/32 (e)	696
338	Series 2004-4, Class 1AF, VAR, 0.644%, 06/25/34 (e)	289
677	Series 2005-RP2, Class 1AF, VAR, 0.594%, 03/25/35 (e)	547
3,913	Series 2005-RP3, Class 1AF, VAR, 0.594%, 09/25/35 (e)	2,961
1,778	Series 2005-RP3, Class 1AS, IO, VAR, 5.080%, 09/25/35 (e)	268
3,702	Series 2006-RP2, Class 1AS2, IF, IO, 5.228%, 04/25/36 (e)	543
	GSR Mortgage Loan Trust,
473	Series 2003-13, Class 1A1, VAR, 4.442%, 10/25/33	476
180	Series 2003-6F, Class A2, VAR, 0.644%, 09/25/32	170
1,568	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	1,554
161	Series 2004-3F, Class 3A8, 13.500%, 02/25/34	161
3,884	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	4,061
3,903	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	4,095
88	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	89
324	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	320
70	Series 2005-5F, Class 2A3, 5.500%, 06/25/35	70
1,312	Series 2005-5F, Class 8A3, VAR, 0.744%, 06/25/35	1,157
5,312	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	5,213
949	Series 2006-1F, Class 1AP, PO, 02/25/36	730
8,423	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	7,449
3,100	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	2,998
503	Impac CMB Trust, Series 2005-2, Class 2M1, VAR, 0.764%, 04/25/35	302
	Impac Secured Assets CMN Owner Trust,
1,396	Series 2001-8, Class A6, 6.440%, 01/25/32	1,430
1,449	Series 2006-1, Class 2A1, VAR, 0.594%, 05/25/36	1,298

SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,978	Series 2006-2, Class 2A1, VAR, 0.594%, 08/25/36	2,767
	Indymac Index Mortgage Loan Trust,
9,600	Series 2005-AR11, Class A7, IO, VAR, 0.122%, 08/25/35	48
312	Series 2006-AR3, Class 2A1A, VAR, 2.778%, 03/25/36	162
	JP Morgan Mortgage Trust,
714	Series 2004-A3, Class 4A1, VAR, 2.749%, 07/25/34	686
728	Series 2004-A4, Class 1A1, VAR, 2.761%, 09/25/34	732
446	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	460
2,000	Series 2005-A1, Class 3A4, VAR, 5.011%, 02/25/35	1,977
404	Series 2005-A1, Class 5A1, VAR, 4.436%, 02/25/35	406
2,761	Series 2006-A2, Class 4A1, VAR, 2.747%, 08/25/34	2,660
4,074	Series 2006-A2, Class 5A3, VAR, 2.647%, 11/25/33	3,975
967	Series 2006-A3, Class 6A1, VAR, 2.762%, 08/25/34	856
930	Series 2007-A1, Class 5A2, VAR, 2.852%, 07/25/35	853
1,045	JP Morgan Reremic, Series 2010-4, Class 7A1, VAR, 4.274%, 08/26/35 (e)	1,017
48	Kidder Peabody Mortgage Assets Trust, Series B, Class A1, PO, 04/22/18	47
	Lehman Mortgage Trust,
1,120	Series 2006-2, Class 1A1, VAR, 6.494%, 04/25/36	1,082
772	Series 2007-6, Class 1A8, 6.000%, 07/25/37	597
1,500	Series 2008-2, Class 1A6, 6.000%, 03/25/38	1,098
	LVII Resecuritization Trust,
707	Series 2009-2, Class A4, VAR, 3.000%, 09/27/37 (e)	690
3,150	Series 2009-2, Class A5, VAR, 3.000%, 09/27/37 (e)	3,134
	MASTR Adjustable Rate Mortgages Trust,
223	Series 2004-3, Class 4A2, VAR, 2.392%, 04/25/34	207
55	Series 2004-4, Class 2A1, VAR, 1.850%, 05/25/34	35
815	Series 2004-13, Class 2A1, VAR, 2.662%, 04/21/34	804
2,241	Series 2004-13, Class 3A6, VAR, 2.718%, 11/21/34	2,244

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
3,000	Series 2004-13, Class 3A7, VAR, 2.718%, 11/21/34	2,907
312	Series 2004-15, Class 3A1, VAR, 3.041%, 12/25/34	246
	MASTR Alternative Loans Trust,
488	Series 2003-4, Class 2A1, 6.250%, 06/25/33	495
475	Series 2003-8, Class 3A1, 5.500%, 12/25/33	483
1,042	Series 2003-8, Class 5A1, 5.000%, 11/25/18	1,080
204	Series 2003-9, Class 8A1, 6.000%, 01/25/34	205
160	Series 2004-1, Class 30PO, PO, 02/25/34	127
815	Series 2004-3, Class 2A1, 6.250%, 04/25/34	826
344	Series 2004-3, Class 30PO, PO, 04/25/34	273
339	Series 2004-3, Class 30X1, IO, 6.000%, 04/25/34	55
427	Series 2004-5, Class 30PO, PO, 06/25/34	337
201	Series 2004-5, Class 30X1, IO, 6.000%, 06/25/34	39
2,035	Series 2004-6, Class 7A1, 6.000%, 07/25/34	2,025
235	Series 2004-6, Class 30X1, IO, 5.500%, 07/25/34	44
185	Series 2004-7, Class 30PO, PO, 08/25/34	143
766	Series 2004-7, Class AX1, IO, 5.500%, 08/25/34	147
579	Series 2004-10, Class 1A1, 4.500%, 09/25/19	593
3,198	Series 2005-3, Class AX2, IO, 6.000%, 04/25/35	539
	MASTR Asset Securitization Trust,
474	Series 2003-2, Class 1A1, 5.000%, 03/25/18	488
187	Series 2003-2, Class 2A1, 4.500%, 03/25/18	190
832	Series 2003-3, Class 3A18, 5.500%, 04/25/33	858
161	Series 2003-4, Class 3A2, 5.000%, 05/25/18	165
215	Series 2003-4, Class 5A1, 5.500%, 05/25/33	228
308	Series 2003-8, Class 1A1, 5.500%, 09/25/33	320
340	Series 2003-9, Class 15PO, PO, 10/25/18	287
141	Series 2003-10, Class 15PO, PO, 11/25/18	119
75	Series 2003-11, Class 15PO, PO, 12/25/18	63
541	Series 2003-12, Class 6A1, 5.000%, 12/25/33	552
144	Series 2004-1, Class 30PO, PO, 02/25/34	114
166	Series 2004-3, Class PO, PO, 03/25/34	123
387	Series 2004-4, Class 3A1, 4.500%, 04/25/19	396
526	Series 2004-6, Class 2A9, 5.250%, 11/26/16	526
214	Series 2004-8, Class 1A1, 4.750%, 08/25/19	220
235	Series 2004-8, Class PO, PO, 08/25/19	198

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	195

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Non-Agency CMO — Continued
113		Series 2004-9, Class 5A1, 5.250%, 09/25/19	117
1,199		Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	1,267
1,000		Series 2006-2, Class 1A30, 6.000%, 06/25/36	851
3,622		MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, VAR, 0.594%, 05/25/35 (e)	2,716
2,595		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	2,024
		Merrill Lynch Mortgage Investors, Inc.,
337		Series 2003-A4, Class 2A, VAR, 2.730%, 07/25/33	333
1,202		Series 2003-A5, Class 2A6, VAR, 2.499%, 08/25/33	1,174
1,555		Series 2004-A4, Class A2, VAR, 2.603%, 08/25/34	1,480
215		Series 2005-A1, Class 3A, VAR, 2.791%, 12/25/34	204
		Merrill Lynch Trust,
—	(h)	Series 7, Class B, PO, 04/20/18	1
46		Series 47, Class Z, 8.985%, 10/20/20	51
		MLCC Mortgage Investors, Inc.,
1,027		Series 2003-A, Class 2A2, VAR, 1.163%, 03/25/28	926
912		Series 2003-E, Class A1, VAR, 0.864%, 10/25/28	797
1,290		Series 2004-1, Class 2A1, VAR, 2.195%, 12/25/34	1,270
1,183		Series 2004-D, Class A2, VAR, 1.113%, 08/25/29	1,073
1,085		Series 2004-E, Class A2A, VAR, 0.887%, 11/25/29	1,002
1,756		Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.654%, 04/25/34	1,781
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 5,205.250%, 04/20/21	7
		MortgageIT Trust,
768		Series 2005-1, Class 1A1, VAR, 0.564%, 02/25/35	612
299		Series 2005-5, Class A1, VAR, 0.504%, 12/25/35	197
		Nomura Asset Acceptance Corp.,
275		Series 2003-A1, Class A1, 5.500%, 05/25/33	287
57		Series 2003-A1, Class A2, 6.000%, 05/25/33	58
44		Series 2003-A1, Class A5, 7.000%, 04/25/33	46
35		Series 2003-A1, Class A7, 5.000%, 04/25/18	35

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
741	Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	728
	Prime Mortgage Trust,
155	Series 2004-1, Class 2A3, 5.250%, 08/25/34	160
1,610	Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	1,709
777	Series 2005-4, Class 2PO, PO, 10/25/35	626
1,150	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 2.700%, 05/25/35	1,108
	RBSSP Resecuritization Trust,
1,249	Series 2009-1, Class 1A1, 6.500%, 02/26/36 (e)	1,268
538	Series 2009-2, Class 1A1, 7.000%, 08/26/37 (e)	565
1,196	Series 2009-6, Class 15A1, 5.500%, 01/26/21 (e)	1,203
1,246	Series 2009-9, Class 7A4, VAR, 6.000%, 07/26/37 (e)	1,244
1,983	Series 2009-12, Class 1A1, VAR, 5.700%, 11/25/33 (e)	2,089
1,283	Series 2009-12, Class 14A1, VAR, 5.500%, 03/25/23 (e)	1,316
1,845	Series 2009-13, Class 1A1, VAR, 5.000%, 10/26/21 (e)	1,841
678	Series 2010-2, Class 2A1, 4.500%, 11/26/22 (e)	682
2,509	Series 2010-9, Class 7A5, VAR, 4.000%, 05/26/37 (e)	2,490
	Residential Accredit Loans, Inc.,
271	Series 2001-QS19, Class A2, 6.000%, 12/25/16	276
71	Series 2002-QS16, Class A3, IF, 16.113%, 10/25/17	81
1,100	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	1,083
240	Series 2003-QR24, Class A5, 4.000%, 07/25/33	241
276	Series 2003-QS1, Class A6, 4.250%, 01/25/33	278
243	Series 2003-QS3, Class A2, IF, 15.963%, 02/25/18	261
424	Series 2003-QS3, Class A8, IF, IO, 7.356%, 02/25/18	44
620	Series 2003-QS9, Class A3, IF, IO, 7.306%, 05/25/18	93
759	Series 2003-QS12, Class A2A, IF, IO, 7.356%, 06/25/18	113

SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
333	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	33
1,145	Series 2003-QS13, Class A5, VAR, 0.894%, 07/25/33	987
6,802	Series 2003-QS13, Class A6, IF, IO, 0.600%, 07/25/33	169
855	Series 2003-QS14, Class A1, 5.000%, 07/25/18	871
876	Series 2003-QS18, Class A1, 5.000%, 09/25/18	902
858	Series 2003-QS19, Class A1, 5.750%, 10/25/33	890
1,076	Series 2004-QA4, Class NB3, VAR, 3.747%, 09/25/34	1,007
387	Series 2004-QA6, Class NB2, VAR, 3.100%, 12/26/34	264
1,530	Series 2004-QS7, Class A4, 5.500%, 05/25/34	1,350
194	Series 2004-QS8, Class A2, 5.000%, 06/25/34	195
665	Series 2004-QS10, Class A6, 6.000%, 07/25/34	686
2,000	Series 2005-QA6, Class A32, VAR, 5.606%, 05/25/35	1,126
309	Series 2005-QA10, Class A31, VAR, 3.677%, 09/25/35	199
631	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	429
	Residential Asset Securitization Trust,
87	Series 2002-A13, Class A4, 5.250%, 12/25/17	89
665	Series 2003-A5, Class A1, 5.500%, 06/25/33	679
499	Series 2003-A13, Class A3, 5.500%, 01/25/34	499
133	Series 2003-A14, Class A1, 4.750%, 02/25/19	135
964	Series 2004-IP2, Class 1A1, VAR, 2.552%, 12/25/34	864
6,785	Series 2005-A2, Class A4, IF, IO, 4.806%, 03/25/35	700
3,586	Series 2005-A16, Class AX, IO, 5.750%, 02/25/36	730
1,257	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	839
781	Series 2006-A6, Class 2A13, 6.000%, 07/25/36	578
	Residential Funding Mortgage Securities I,
1,556	Series 2003-S4, Class A4, 5.750%, 03/25/33	1,636
1,554	Series 2003-S13, Class A3, 5.500%, 06/25/33	1,606

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
252	Series 2003-S14, Class A4, PO, 07/25/18	218
684	Series 2003-S16, Class A3, 5.000%, 09/25/18	706
679	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	695
616	Series 2004-S6, Class 2A6, PO, 06/25/34	452
870	Series 2005-SA4, Class 1A1, VAR, 2.884%, 09/25/35	618
	Residential Funding Securities LLC,
29	Series 2002-RM1, Class API, PO, 12/25/17	28
52	Series 2003-RM2, Class AP-3, PO, 05/25/33	37
	Salomon Brothers Mortgage Securities VII, Inc.,
1,501	Series 2003-HYB1, Class A, VAR, 2.736%, 09/25/33	1,438
91	Series 2003-UP2, Class PO1, PO, 12/25/18	82
	Sequoia Mortgage Trust,
1,787	Series 2003-1, Class 1A, VAR, 0.625%, 04/20/33	1,696
1,201	Series 2004-8, Class A1, VAR, 0.596%, 09/20/34	1,050
1,883	Series 2004-8, Class A2, VAR, 1.122%, 09/20/34	1,668
1,559	Series 2004-10, Class A1A, VAR, 0.555%, 11/20/34	1,395
	Springleaf Mortgage Loan Trust,
3,557	Series 2011-1A, Class A1, VAR, 4.050%, 01/25/58 (e)	3,612
2,650	Series 2011-1A, Class A2, VAR, 5.450%, 01/25/58 (e)	2,650
2,934	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.916%, 06/25/34	2,895
1,938	Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, VAR, 0.905%, 10/19/34	1,722
	Structured Asset Securities Corp.,
65	Series 2002-10H, Class 1AP, PO, 05/25/32	48
237	Series 2003-8, Class 1A2, 5.000%, 04/25/18	243
505	Series 2003-16, Class A3, VAR, 0.744%, 06/25/33	481
17	Series 2003-21, Class 1A3, 5.500%, 07/25/33	17
622	Series 2003-32, Class 1A1, VAR, 5.268%, 11/25/33	651
400	Series 2003-31A, Class B1, VAR, 2.512%, 10/25/33	162
1,168	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	1,182
602	Series 2003-33H, Class 1APO, PO, 10/25/33	456

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	197

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,044	Series 2003-34A, Class 3A3, VAR, 2.512%, 11/25/33	966
4,175	Series 2003-37A, Class 2A, VAR, 5.028%, 12/25/33	4,194
984	Series 2004-20, Class 1A3, 5.250%, 11/25/34 (m)	987
3,000	Series 2004-5H, Class A4, 5.540%, 12/25/33	2,927
714	Series 2005-6, Class 4A1, 5.000%, 05/25/35	704
	Thornburg Mortgage Securities Trust,
251	Series 2003-4, Class A1, VAR, 0.884%, 09/25/43	238
240	Series 2004-1, Class II2A, VAR, 1.791%, 03/25/44	219
	Vericrest Opportunity Loan Transferee,
1,273	Series 2011-NL1A, Class A1, VAR, 5.926%, 12/26/50 (e) (f) (i)	1,281
2,200	Series 2011-NL1A, Class A2, VAR, 9.077%, 12/26/50 (e) (f) (i)	2,224
1,088	Series 2011-NL2A, Class A1, VAR, 5.682%, 06/25/51 (e) (f) (i)	1,092
2,000	Series 2011-NL2A, Class A2, VAR, 9.317%, 06/25/51 (e) (f) (i)	2,016
1,400	Series 2011-NL3A, Class A1, VAR, 5.194%, 09/25/51 (e)	1,404
671	Series 2011-NL3A, Class A2, VAR, 9.318%, 09/25/51 (e)	673
	WaMu Mortgage Pass-Through Certificates,
122	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	125
1,433	Series 2003-AR7, Class A7, VAR, 2.443%, 08/25/33	1,418
1,052	Series 2003-AR8, Class A, VAR, 2.486%, 08/25/33	1,050
4,038	Series 2003-AR9, Class 1A6, VAR, 2.461%, 09/25/33	4,004
1,037	Series 2003-AR9, Class 2A, VAR, 2.545%, 09/25/33	1,047
1,573	Series 2003-S1, Class A5, 5.500%, 04/25/33	1,654
381	Series 2003-S3, Class 1A4, 5.500%, 06/25/33	389
203	Series 2003-S7, Class A1, 4.500%, 08/25/18	208
610	Series 2003-S8, Class A4, 4.500%, 09/25/18	616
808	Series 2003-S8, Class A6, 4.500%, 09/25/18	840
4,662	Series 2003-S9, Class A8, 5.250%, 10/25/33	4,799
160	Series 2003-S9, Class P, PO, 10/25/33	124
313	Series 2003-S11, Class 2A5, IF, 16.379%, 11/25/33	327
261	Series 2004-AR3, Class A1, VAR, 2.549%, 06/25/34	257

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,769	Series 2004-AR3, Class A2, VAR, 2.549%, 06/25/34	1,741
1,507	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	1,548
417	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	436
690	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	716
663	Series 2004-S1, Class 1A3, VAR, 0.644%, 03/25/34	646
3,672	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	3,764
378	Series 2006-AR10, Class 2P, VAR, 09/25/36	211
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
419	Series 2005-1, Class 1A1, 5.500%, 03/25/35	373
11,742	Series 2005-2, Class 1A4, IF, IO, 4.806%, 04/25/35	1,426
1,357	Series 2005-4, Class CB7, 5.500%, 06/25/35	1,156
331	Series 2005-4, Class DP, PO, 06/25/20	291
1,571	Series 2005-6, Class 2A4, 5.500%, 08/25/35	1,266
15,153	Series 2005-11, Class A4, IF, IO, 4.706%, 01/25/36	2,369
	Washington Mutual MSC Mortgage Pass-Through Certificates,
910	Series 2004-RA2, Class 2A, 7.000%, 07/25/33	951
132	Series 2004-RA4, Class 1P, PO, 04/25/19	115
3,633	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	3,633
	Wells Fargo Mortgage-Backed Securities Trust,
590	Series 2003-8, Class A9, 4.500%, 08/25/18	614
215	Series 2003-11, Class 1A4, 4.750%, 10/25/18	215
965	Series 2003-11, Class 1A10, 4.750%, 10/25/18	993
302	Series 2003-11, Class 1APO, PO, 10/25/18	256
628	Series 2003-13, Class A7, 4.500%, 11/25/18	638
123	Series 2003-14, Class 1A1, 4.750%, 12/25/18	127
1,014	Series 2003-15, Class 1A1, 4.750%, 12/25/18	1,048
298	Series 2003-16, Class 2A1, 4.500%, 12/25/18	305
8,394	Series 2003-16, Class 2AIO, IO, VAR, 0.115%, 12/25/18	18
609	Series 2003-17, Class APO, PO, 01/25/34	457
751	Series 2003-K, Class 1A1, VAR, 4.430%, 11/25/33	760
206	Series 2003-K, Class 1A2, VAR, 4.430%, 11/25/33	212

SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
470	Series 2004-1, Class A11, PO, 02/25/34	354
312	Series 2004-2, Class APO, PO, 01/25/19	267
223	Series 2004-7, Class 2A1, 4.500%, 07/25/19	228
770	Series 2004-7, Class 2A2, 5.000%, 07/25/19	794
375	Series 2004-B, Class A1, VAR, 4.914%, 02/25/34	384
845	Series 2004-BB, Class A4, VAR, 2.618%, 01/25/35	844
1,963	Series 2004-EE, Class 2A1, VAR, 2.707%, 12/25/34	1,922
245	Series 2004-EE, Class 2A2, VAR, 2.707%, 12/25/34	243
1,058	Series 2004-EE, Class 3A1, VAR, 2.749%, 12/25/34	1,056
2,433	Series 2004-I, Class 1A1, VAR, 2.692%, 07/25/34	2,375
5,656	Series 2004-P, Class 2A1, VAR, 2.677%, 09/25/34	5,571
170	Series 2004-Q, Class 1A3, VAR, 2.636%, 09/25/34	168
3,206	Series 2004-U, Class A1, VAR, 2.716%, 10/25/34	3,162
1,427	Series 2004-V, Class 1A1, VAR, 2.710%, 10/25/34	1,387
710	Series 2005-1, Class 2A1, 5.000%, 01/25/20	728
387	Series 2005-9, Class 1APO, PO, 10/25/35	310
913	Series 2005-13, Class A1, 5.000%, 11/25/20	958
77	Series 2005-15, Class APO, PO, 12/25/20	65
1,354	Series 2005-AR8, Class 2A1, VAR, 2.686%, 06/25/35	1,279
652	Series 2005-AR16, Class 2A1, VAR, 2.652%, 02/25/34	618
2,200	Series 2007-7, Class A7, 6.000%, 06/25/37	2,074
1,422	Series 2007-11, Class A14, 6.000%, 08/25/37	1,336

		588,453

	Total Collateralized Mortgage Obligations (Cost $1,713,412)	1,816,812

Commercial Mortgage-Backed Securities — 1.4%
	Banc of America Commercial Mortgage, Inc.,
700	Series 2005-3, Class A4, 4.668%, 07/10/43	769
800	Series 2005-3, Class AM, 4.727%, 07/10/43	846
500	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	558
1,000	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	1,126
2,000	Series 2006-4, Class A4, 5.634%, 07/10/46	2,269

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Bear Stearns Commercial Mortgage Securities,
1,000	Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	1,078
500	Series 2006-PW11, Class A4, VAR, 5.459%, 03/11/39	565
1,446	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	1,599
4,027	FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, 12/06/20 (e)	4,195
26,687	GS Mortgage Securities Corp. II, Series 2006-GG8, Class X, IO, VAR, 0.619%, 11/10/39 (e)	579
	JP Morgan Chase Commercial Mortgage Securities Corp.,
2,000	Series 2003-PM1A, Class A4, VAR, 5.326%, 08/12/40	2,102
1,200	Series 2004-CB8, Class A4, 4.404%, 01/12/39	1,268
105,464	Series 2006-CB15, Class X1, IO, VAR, 0.076%, 06/12/43	722
	LB-UBS Commercial Mortgage Trust,
1,708	Series 2004-C2, Class A4, 4.367%, 03/15/36	1,796
65,533	Series 2006-C1, Class XCL, IO, VAR, 0.154%, 02/15/41 (e)	763
500	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.661%, 05/12/39	569
	Morgan Stanley Capital I,
2,500	Series 2004-HQ4, Class A7, 4.970%, 04/14/40	2,663
250	Series 2007-T27, Class A4, VAR, 5.638%, 06/11/42	290
1,213	Series 2011-C3, Class A3, 4.054%, 07/15/49	1,304
	Morgan Stanley Reremic Trust,
740	Series 2009-IO, Class A1, 3.000%, 07/17/56 (e)	744
4,000	Series 2009-IO, Class A2, 5.000%, 07/17/56 (e)	4,095
375	Series 2010-C30A, Class A3A, 3.250%, 12/17/43 (e)	375
4,500	Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	4,784
3,738	Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	3,750
	Wachovia Bank Commercial Mortgage Trust,
1,118	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	1,206
139,148	Series 2006-C24, Class XC, IO, VAR, 0.041%, 03/15/45 (e)	572

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	199

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
1,250	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	1,361

	Total Commercial Mortgage-Backed Securities (Cost $40,610)	41,948

Mortgage Pass-Through Securities — 30.3%
	Federal Home Loan Mortgage Corp.,
254	ARM, 2.117%, 10/01/36	266
568	ARM, 2.189%, 10/01/36	598
336	ARM, 2.289%, 08/01/36	354
295	ARM, 2.355%, 12/01/33	310
189	ARM, 2.387%, 03/01/35	200
353	ARM, 2.473%, 11/01/36	376
1,065	ARM, 2.486%, 03/01/37	1,138
435	ARM, 2.492%, 05/01/36	458
546	ARM, 2.499%, 11/01/36	583
344	ARM, 2.506%, 04/01/34	363
286	ARM, 2.538%, 09/01/36	305
440	ARM, 2.649%, 12/01/35	467
150	ARM, 2.657%, 07/01/37	161
338	ARM, 2.839%, 03/01/36	359
1,330	ARM, 2.882%, 10/01/36	1,416
370	ARM, 2.955%, 12/01/36	392
70	ARM, 3.020%, 01/01/30	74
280	ARM, 3.158%, 02/01/37	298
680	ARM, 3.270%, 03/01/36	728
298	ARM, 4.394%, 02/01/37	316
322	ARM, 4.617%, 05/01/38	340
402	ARM, 4.831%, 04/01/38	426
809	ARM, 4.994%, 01/01/35	866
147	ARM, 5.471%, 02/01/37	155
240	ARM, 5.707%, 05/01/37	255
207	ARM, 6.002%, 10/01/37	221
1,685	ARM, 6.006%, 11/01/36	1,794
847	ARM, 6.024%, 06/01/36	910
194	ARM, 6.066%, 10/01/36	210
364	ARM, 6.168%, 09/01/37	385
262	ARM, 6.385%, 02/01/37	285
639	ARM, 6.664%, 11/01/36	689
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
220	3.500%, 05/01/19	231
4,608	4.000%, 07/01/18 - 06/01/19 (m)	4,888
1,864	4.500%, 07/01/14 - 10/01/18	1,942
311	5.000%, 12/01/18	335
14,688	5.500%, 06/01/17 - 01/01/24	15,953
3,170	6.000%, 06/01/17 - 03/01/22	3,415

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
730	6.500%, 01/01/13 - 03/01/22	795
337	7.000%, 01/01/17 - 07/01/17	364
2	7.500%, 10/01/14 - 12/01/15	2
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
4,495	5.500%, 04/01/27 - 03/01/28	4,895
1,002	6.000%, 01/01/14 - 02/01/24	1,102
1,933	6.500%, 05/01/22 - 01/01/28	2,159
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
1,762	4.000%, 10/01/33	1,858
9,474	4.500%, 05/01/41	10,071
11,979	5.000%, 05/01/36 - 08/01/40	12,913
8,346	5.500%, 01/01/33 - 03/01/40	9,121
1,059	6.000%, 11/01/28 - 12/01/33	1,185
7,389	6.500%, 05/01/24 - 03/01/38 (m)	8,371
1,557	7.000%, 07/01/29 - 10/01/36	1,805
233	7.500%, 09/01/38	282
44	8.500%, 08/01/30	51
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
1,619	7.500%, 01/01/32 - 12/01/36	1,915
1,074	10.000%, 10/01/30	1,288
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
8,007	5.500%, 02/01/18 - 12/01/35	8,655
4,242	6.000%, 02/01/33 - 12/01/34	4,655
7,777	6.500%, 11/01/36 - 10/17/38	8,759
433	7.000%, 12/01/14 - 08/01/47	481
103	10.500%, 07/20/21	117
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
9	7.500%, 03/01/17 - 05/01/17	9
8	8.750%, 06/01/17	8
4	10.500%, 05/01/19	4
8	12.000%, 08/01/15 - 07/01/19	9
	Federal National Mortgage Association,
2,300	ARM, 0.844%, 03/01/22	2,301
5,000	ARM, 0.864%, 12/01/20	5,000
4,000	ARM, 1.000%, 03/01/22	4,000
3,096	ARM, 1.031%, 01/01/19	3,096
19	ARM, 1.911%, 03/01/19	19
689	ARM, 1.918%, 08/01/34	720
525	ARM, 1.987%, 09/01/36	549
273	ARM, 2.051%, 01/01/33	285
3,709	ARM, 2.056%, 01/01/35 (m)	3,918

SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
400	ARM, 2.062%, 10/01/34	421
618	ARM, 2.120%, 02/01/35	652
1,098	ARM, 2.120%, 05/01/35	1,159
338	ARM, 2.126%, 01/01/36	352
244	ARM, 2.236%, 04/01/34	254
331	ARM, 2.273%, 02/01/35	350
150	ARM, 2.277%, 11/01/33	158
581	ARM, 2.297%, 11/01/33	615
388	ARM, 2.315%, 10/01/34	412
530	ARM, 2.320%, 10/01/34	562
425	ARM, 2.332%, 06/01/34	448
286	ARM, 2.340%, 09/01/35	304
351	ARM, 2.347%, 08/01/34	369
378	ARM, 2.352%, 09/01/34	401
327	ARM, 2.379%, 06/01/35	347
794	ARM, 2.381%, 07/01/33	842
1,134	ARM, 2.405%, 04/01/35	1,198
586	ARM, 2.409%, 10/01/34	622
433	ARM, 2.417%, 10/01/36	461
479	ARM, 2.452%, 05/01/34	504
163	ARM, 2.466%, 05/01/35	173
192	ARM, 2.470%, 05/01/35	205
247	ARM, 2.498%, 04/01/34	262
505	ARM, 2.500%, 08/01/34	536
469	ARM, 2.514%, 02/01/34	498
397	ARM, 2.520%, 07/01/36	422
687	ARM, 2.547%, 10/01/34	726
401	ARM, 2.560%, 09/01/33	426
139	ARM, 2.565%, 01/01/34	147
821	ARM, 2.572%, 06/01/36	878
400	ARM, 2.592%, 08/01/36	426
584	ARM, 2.651%, 12/01/36	624
780	ARM, 2.671%, 04/01/35	819
236	ARM, 2.794%, 12/01/36	252
288	ARM, 2.825%, 10/01/36	305
7,109	ARM, 3.071%, 03/01/36	7,503
29	ARM, 3.084%, 09/01/27	31
493	ARM, 3.830%, 11/01/37	527
104	ARM, 3.898%, 03/01/29	110
350	ARM, 3.926%, 11/01/36	371
1,005	ARM, 4.326%, 07/01/37	1,062
908	ARM, 4.851%, 12/01/37	964
656	ARM, 4.935%, 07/01/33	700
355	ARM, 5.236%, 01/01/38	379
162	ARM, 5.514%, 07/01/37	173
3,860	ARM, 5.611%, 01/01/23	4,200

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,474	ARM, 6.070%, 11/01/18	2,681
	Federal National Mortgage Association, 15 Year, Single Family,
918	3.500%, 08/01/18	965
8,369	4.000%, 07/01/18 - 12/01/18 (m)	8,925
4,231	4.500%, 07/01/18 - 09/01/20	4,590
3,671	5.000%, 12/01/16 - 08/01/24	3,984
7,323	5.500%, 11/01/18 - 11/01/23	7,991
12,669	6.000%, 06/01/16 - 07/01/24	13,695
2,473	6.500%, 09/01/13 - 02/01/24	2,729
1,417	7.000%, 12/01/16 - 08/01/21	1,543
76	7.500%, 03/01/17 - 10/01/17	83
58	8.000%, 11/01/12 - 01/01/16	61
	Federal National Mortgage Association, 20 Year, Single Family,
7,926	3.500%, 12/01/30	8,296
2,797	5.000%, 10/01/25	3,049
1,306	5.500%, 02/01/23 - 08/01/23	1,433
9,737	6.000%, 04/01/24 - 09/01/29	10,733
2,575	6.500%, 06/01/16 - 12/01/27	2,890
60	7.500%, 09/01/21	70
	Federal National Mortgage Association, 30 Year, FHA/VA,
78	6.000%, 09/01/33	87
6,217	6.500%, 02/01/29 - 08/01/39	7,119
245	7.000%, 10/01/28 - 02/01/33	287
75	8.000%, 06/01/28	90
20	8.500%, 03/01/30 - 06/01/30	24
322	9.000%, 05/01/18 - 06/01/31	379
14	10.000%, 07/01/19	15
14	10.500%, 11/01/18	14
28	11.000%, 04/01/19	30
	Federal National Mortgage Association, 30 Year, Single Family,
4,263	4.000%, 08/01/33 - 04/01/34	4,535
2,594	4.500%, 05/01/29 - 09/01/34	2,777
17,622	5.000%, 05/01/33 - 08/01/40	19,098
37,163	5.500%, 11/01/32 - 10/01/39	40,664
7,278	6.000%, 12/01/28 - 09/01/36	8,109
32	6.250%, 07/01/23	35
19,645	6.500%, 11/01/29 - 10/01/38	22,283
8,897	7.000%, 04/01/20 - 01/01/39	10,222
5,174	7.500%, 08/01/36 - 04/01/39	6,251
1,073	8.000%, 03/01/27 - 10/01/36	1,301
134	8.500%, 12/01/27 - 02/01/30	162
1	9.000%, 04/01/26	1

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	201

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
9	9.500%, 07/01/28	10
9	10.000%, 02/01/24	10
9	12.500%, 01/01/16	10
	Federal National Mortgage Association, Other,
4,992	1.940%, 01/01/17	5,111
5,000	1.990%, 01/01/17	4,998
8,212	2.140%, 04/01/19	8,223
1,464	2.490%, 10/01/17	1,517
5,000	2.620%, 10/01/17	5,202
3,000	2.690%, 10/01/17	3,133
3,000	2.740%, 05/18/42	3,011
5,000	2.750%, 03/01/22	5,031
2,449	2.970%, 11/01/18	2,573
2,600	2.990%, 02/01/22	2,692
7,000	3.063%, 09/01/17	7,390
5,000	3.120%, 01/01/22	5,211
4,991	3.131%, 01/01/22	5,154
9,496	3.140%, 02/01/22	9,818
8,210	3.193%, 01/01/22	8,566
3,900	3.200%, 02/01/22	4,071
2,650	3.230%, 11/01/20	2,800
1,997	3.234%, 01/01/22	2,084
5,247	3.240%, 01/01/22	5,511
2,000	3.290%, 10/01/20	2,131
2,000	3.379%, 11/01/20	2,115
3,000	3.389%, 10/01/20	3,175
4,100	3.461%, 11/01/20	4,362
3,692	3.472%, 10/01/20	3,932
3,600	3.482%, 11/01/20	3,836
2,830	3.492%, 01/01/18	3,045
2,052	3.500%, 11/01/40	2,127
2,000	3.503%, 08/01/17	2,148
8,402	3.544%, 09/01/20 - 11/01/21	8,974
1,986	3.590%, 12/01/20 - 10/01/21	2,133
2,500	3.596%, 12/01/20	2,681
2,947	3.600%, 09/01/20	3,179
6,848	3.621%, 09/01/20	7,358
5,000	3.638%, 12/01/20	5,395
10,022	3.658%, 01/01/18 - 10/01/20	10,806
14,930	3.730%, 06/01/18 (m)	16,327
20,020	3.740%, 07/01/20 - 09/01/20 (m)	21,660
1,500	3.751%, 01/01/18	1,627
3,000	3.802%, 09/01/20	3,247
2,463	3.810%, 01/01/19	2,689
5,000	3.890%, 09/01/21	5,468
7,000	3.895%, 01/01/21 - 08/01/21	7,605

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,600	3.926%, 08/01/20	2,828
1,600	3.930%, 07/01/20	1,755
6,200	3.957%, 12/01/21	6,729
3,000	3.960%, 08/01/20	3,296
2,000	3.980%, 11/01/16	2,132
2,480	3.988%, 07/01/21	2,709
3,000	3.999%, 01/01/21	3,280
995	4.000%, 11/01/33	1,021
1,600	4.040%, 10/01/20	1,765
2,000	4.061%, 01/01/21	2,195
20,175	4.081%, 07/01/20 - 07/01/21 (m)	22,143
5,952	4.102%, 06/01/21 - 07/01/21	6,536
2,380	4.123%, 07/01/21	2,618
2,448	4.130%, 07/01/20	2,725
2,370	4.160%, 03/01/21	2,634
3,979	4.185%, 08/01/21	4,390
8,000	4.195%, 07/01/21	8,838
8,000	4.201%, 07/01/20	8,723
2,300	4.205%, 10/01/21	2,542
11,364	4.216%, 11/01/26	11,850
1,959	4.257%, 04/01/20	2,168
4,698	4.288%, 08/01/21	5,218
4,000	4.290%, 06/01/20	4,473
6,403	4.298%, 07/01/21	7,115
5,821	4.319%, 12/01/19	6,462
2,705	4.330%, 02/01/21 - 07/01/21	3,036
4,000	4.350%, 04/01/20	4,488
4,579	4.371%, 03/01/20	5,098
4,067	4.380%, 01/01/21 - 04/01/21	4,575
4,500	4.381%, 06/01/21	5,022
2,000	4.391%, 04/01/21	2,233
7,286	4.399%, 02/01/20	8,199
24,286	4.424%, 01/01/20 (m)	27,112
4,930	4.443%, 08/01/20 - 04/01/21	5,448
989	4.444%, 01/01/21	1,112
7,933	4.453%, 06/01/21	8,894
2,482	4.464%, 06/01/21	2,784
9,000	4.484%, 06/01/21	10,103
2,069	4.495%, 02/01/21	2,322
159	4.500%, 08/01/33	169
3,918	4.514%, 04/01/20	4,414
4,902	4.515%, 02/01/20	5,517
4,903	4.530%, 12/01/19	5,548
4,482	4.540%, 01/01/20	5,067
5,800	4.546%, 02/01/20	6,524
3,781	4.552%, 08/01/26	4,247

SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
5,979	4.629%, 02/01/21 - 06/01/21	6,763
1,500	4.701%, 04/01/21	1,702
2,981	4.762%, 08/01/26	3,410
4,947	4.794%, 01/01/21	5,622
2,862	5.000%, 04/01/22 - 01/01/36	3,131
4,238	5.135%, 02/01/31	4,764
4,761	5.500%, 03/01/17 - 04/01/38	5,085
7,281	6.000%, 02/01/36 - 11/01/39	7,857
788	6.500%, 10/01/35 - 06/01/36	883
2,258	7.000%, 12/01/36 - 10/01/46	2,557
26	10.195%, 06/15/21	30
1	10.250%, 07/15/13	1
6	11.000%, 08/20/20	7
111	Government National Mortgage Association II, 15 Year, Single Family, 6.000%, 04/20/17	121
	Government National Mortgage Association II, 30 Year, Single Family,
411	3.500%, 09/20/33	434
1,741	5.500%, 09/20/39	1,931
23,267	6.000%, 09/20/38 - 08/20/39	26,146
4,069	6.500%, 10/20/33 - 01/20/39	4,665
24	7.500%, 02/20/28 - 09/20/28	29
38	8.000%, 06/20/26 - 11/20/28	45
22	8.500%, 03/20/25 - 05/20/25	27
	Government National Mortgage Association II, Other,
1,144	6.000%, 11/20/38	1,252
1,341	6.500%, 09/20/34	1,540
	Government National Mortgage Association, 15 Year, Single Family,
305	6.000%, 06/15/18	337
68	7.000%, 09/15/14 - 10/15/16	73
56	7.500%, 11/15/17	63
149	8.000%, 01/15/16	162
	Government National Mortgage Association, 20 Year, Single Family,
564	6.500%, 08/15/22 - 11/15/23	656
57	7.000%, 08/15/23	65
	Government National Mortgage Association, 30 Year, Single Family,
98	6.375%, 08/15/26	113
3,934	6.500%, 10/15/27 - 04/15/33	4,549
3,098	7.000%, 09/15/31 - 03/15/37	3,654
113	7.500%, 11/15/22 - 01/15/33	123
11	8.000%, 09/15/22 - 04/15/28	12
14	9.000%, 02/15/30 - 01/15/31	14

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,002	9.500%, 10/15/24	1,196
9	11.000%, 01/15/21	10

	Total Mortgage Pass-Through Securities (Cost $889,286)	928,807

U.S. Government Agency Securities — 0.3%
1,000	Federal Home Loan Mortgage Corp., 5.500%, 08/23/17	1,227
	Federal National Mortgage Association,
3,000	Zero Coupon, 06/01/17	2,780
3,000	Zero Coupon, 07/05/14	2,937
2,000	5.375%, 06/12/17	2,433

	Total U.S. Government Agency Securities (Cost $8,664)	9,377

U.S. Treasury Obligations — 0.5%
350	U.S. Treasury Bonds, 8.500%, 02/15/20	534
	U.S. Treasury Notes,
470	1.375%, 11/30/18	471
1,737	3.125%, 05/15/19	1,940
	U.S. Treasury STRIPS,
3,000	02/15/15	2,957
129	02/15/16	126
486	02/15/17	464
700	05/15/19	627
6,339	05/15/20	5,488
500	08/15/20	429
150	02/15/25	106
200	08/15/28	122
500	02/15/29	300
650	11/15/30	366

	Total U.S. Treasury Obligations (Cost $12,655)	13,930

Short-Term Investment — 7.3%
	Investment Company — 7.3%
223,214	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $223,214)	223,214

	Total Investments — 101.9% (Cost $2,972,900)	3,117,701
	Liabilities in Excess of Other Assets — (1.9)%	(58,482)

	NET ASSETS — 100.0%	$3,059,219

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	203

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 7.3%
9,130	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, VAR, 0.424%, 04/25/36	7,720
	AH Mortgage Advance Trust, (Cayman Islands),
5,014	Series SART-1, Class A1, 2.630%, 05/10/42 (e)	4,999
9,094	Series SART-3, Class 1A1, 2.980%, 03/13/43 (e)	9,114
	Ally Auto Receivables Trust,
1,813	Series 2009-A, Class A3, 2.330%, 06/17/13 (e)	1,821
3,413	Series 2009-B, Class A3, 1.980%, 10/15/13 (e)	3,428
2,833	Series 2010-1, Class A3, 1.450%, 05/15/14	2,848
2,000	Series 2010-1, Class A4, 2.300%, 12/15/14	2,048
11,850	Series 2010-1, Class C, 3.610%, 08/15/16 (e)	12,305
1,443	Series 2010-2, Class A3, 1.380%, 07/15/14	1,450
6,076	Series 2010-3, Class A3, 1.110%, 10/15/14	6,106
8,860	Series 2010-3, Class A4, 1.550%, 08/17/15	8,993
2,500	Series 2010-4, Class A4, 1.350%, 12/15/15	2,526
5,000	Series 2010-5, Class A4, 1.750%, 03/15/16	5,081
8,800	Series 2011-1, Class A3, 1.380%, 01/15/15	8,877
2,350	Series 2011-3, Class A3, 0.970%, 08/17/15	2,360
6,877	Series 2012-1, Class A3, 0.930%, 02/16/16	6,891
4,312	Series 2012-1, Class A4, 1.210%, 07/15/16	4,321
3,200	American Credit Acceptance Receivables Trust, Series 2012-1, Class A2, 3.040%, 10/15/15 (e)	3,200
	AmeriCredit Automobile Receivables Trust,
2,714	Series 2009-1, Class A3, 3.040%, 10/15/13	2,728
2,193	Series 2010-1, Class A3, 1.660%, 03/17/14	2,197
6,600	Series 2010-3, Class A3, 1.140%, 04/08/15	6,627
6,404	Series 2010-A, Class A3, 3.510%, 07/06/17	6,594
1,113	Series 2010-B, Class A2, 1.180%, 02/06/14	1,113
2,000	Series 2010-B, Class A3, 2.490%, 11/06/17	2,046
761	Series 2011-1, Class A2, 0.840%, 06/09/14	762
8,245	Series 2011-1, Class A3, 1.390%, 09/08/15	8,296
3,599	Series 2011-3, Class A3, 1.170%, 01/08/16	3,610
9,214	Series 2011-4, Class A3, 1.170%, 05/09/16	9,232
11,788	Series 2011-5, Class A3, 1.550%, 07/08/16	11,887
3,827	Series 2012-1, Class A2, 0.910%, 10/08/15	3,832
2,277	Series 2012-1, Class A3, 1.230%, 09/08/16	2,282
89	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M1, VAR, 1.369%, 08/25/32	56

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Bank of America Auto Trust,
249	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	249
24,552	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	24,912
2,440	Series 2009-2A, Class A3, 2.130%, 09/15/13 (e)	2,444
21,649	Series 2009-2A, Class A4, 3.030%, 10/15/16 (e)	21,971
1,983	Series 2009-3A, Class A3, 1.670%, 12/15/13 (e)	1,987
4,154	Series 2009-3A, Class A4, 2.670%, 12/15/16 (e)	4,228
2,613	Series 2010-1A, Class A3, 1.390%, 03/15/14 (e)	2,620
4,120	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	4,190
2,690	Series 2010-2, Class A3, 1.310%, 07/15/14	2,700
5,100	Series 2010-2, Class A4, 1.940%, 06/15/17	5,186
	Bear Stearns Asset-Backed Securities Trust,
770	Series 2003-SD2, Class 2A, VAR, 2.997%, 06/25/43	715
842	Series 2006-SD1, Class A, VAR, 0.614%, 04/25/36	657
16,600	Cabela’s Master Credit Card Trust, Series 2012-1A, Class A1, 1.630%, 02/18/20 (e)	16,594
4,863	Capital Auto Receivables Asset Trust, Series 2008-1, Class A4A, 4.460%, 07/15/14	4,901
	CarMax Auto Owner Trust,
208	Series 2008-1, Class A4A, 4.790%, 02/15/13	209
2,405	Series 2010-1, Class A3, 1.560%, 07/15/14	2,417
6,895	Series 2010-1, Class A4, 2.400%, 04/15/15	7,048
10,626	Series 2010-2, Class A3, 1.410%, 02/16/15	10,689
27,905	Series 2010-3, Class A4, 1.410%, 02/16/16	28,234
3,200	Series 2011-1, Class A3, 1.290%, 09/15/15	3,225
8,900	Series 2011-1, Class A4, 2.160%, 09/15/16	9,128
1,736	Series 2011-2, Class A4, 1.350%, 02/15/17	1,750
9,788	Series 2011-3, Class A3, 1.070%, 06/15/16	9,787
4,703	Centex Home Equity, Series 2002-C, Class AF4, SUB, 4.480%, 06/25/31	4,371
	Chrysler Financial Auto Securitization Trust,
8,481	Series 2009-A, Class A3, 2.820%, 01/15/16	8,530
5,632	Series 2010-A, Class A3, 0.910%, 08/08/13	5,638
5,450	Series 2010-A, Class B, 1.650%, 11/08/13	5,446

SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
2,500	Citibank Credit Card Issuance Trust, Series 2008-A5, Class A5, 4.850%, 04/22/15	2,623
	CitiFinancial Auto Issuance Trust,
13,477	Series 2009-1, Class A3, 2.590%, 10/15/13 (e)	13,554
18,780	Series 2009-1, Class A4, 3.150%, 08/15/16 (e)	19,152
	CNH Equipment Trust,
2,276	Series 2010-A, Class A3, 1.540%, 07/15/14	2,282
3,575	Series 2011-B, Class A4, 1.290%, 09/15/17	3,575
1,581	Countrywide Asset-Backed Certificates, Series 2004-6, Class M1, VAR, 0.844%, 10/25/34	841
1,388	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 0.554%, 11/25/35	1,291
109	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	102
640	Daimler Chrysler Auto Trust, Series 2008-A, Class A4, 4.480%, 08/08/14	640
	Discover Card Master Trust,
1,255	Series 2008-A4, Class A4, 5.650%, 12/15/15	1,339
7,405	Series 2012-A1, Class A1, 0.810%, 08/15/17	7,404
	Ford Credit Auto Owner Trust,
22,877	Series 2009-A, Class A4, 6.070%, 05/15/14	23,510
1,867	Series 2009-B, Class A3, 2.790%, 08/15/13	1,874
6,600	Series 2009-B, Class A4, 4.500%, 07/15/14	6,809
1,286	Series 2009-D, Class A3, 2.170%, 10/15/13	1,292
2,997	Series 2009-E, Class A3, 1.510%, 01/15/14	3,007
647	Series 2010-B, Class A3, 0.980%, 10/15/14	649
5,250	Series 2010-B, Class A4, 1.580%, 09/15/15	5,333
5,394	Series 2011-B, Class A3, 0.840%, 06/15/15	5,412
10,500	Series 2011-B, Class A4, 1.350%, 12/15/16	10,621
7,364	Series 2012-A, Class A3, 0.840%, 08/15/16	7,383
9,620	GE Capital Credit Card Master Note Trust, Series 2009-4, Class A, 3.800%, 11/15/17	10,363
105	GSAA Trust, Series 2006-3, Class A1, VAR, 0.324%, 03/25/36	45
	Harley-Davidson Motorcycle Trust,
1,557	Series 2007-2, Class A4, 5.120%, 08/15/13	1,563
224	Series 2007-3, Class A4, 5.520%, 11/15/13	225
31	Series 2009-1, Class A3, 3.190%, 11/15/13	31
7,640	Series 2009-1, Class A4, 4.550%, 01/15/17	7,723

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,467	Series 2009-3, Class A3, 1.740%, 09/15/13	1,469
3,000	Series 2011-1, Class A3, 0.960%, 05/16/16	3,008
	Honda Auto Receivables Owner Trust,
22	Series 2009-2, Class A3, 2.790%, 01/15/13	22
467	Series 2009-3, Class A3, 2.310%, 05/15/13	468
1,430	Series 2009-3, Class A4, 3.300%, 09/15/15	1,453
2,728	Series 2010-1, Class A3, 1.250%, 10/21/13	2,736
4,270	Series 2012-1, Class A3, 0.770%, 01/15/16	4,270
2,747	Series 2012-1, Class A4, 0.970%, 04/16/18	2,747
	HSBC Home Equity Loan Trust,
9,192	Series 2005-2, Class A1, VAR, 0.515%, 01/20/35	8,588
10,767	Series 2005-2, Class M1, VAR, 0.706%, 01/20/35	9,797
4,996	Series 2005-2, Class M2, VAR, 0.736%, 01/20/35	4,483
7,349	Series 2006-1, Class A1, VAR, 0.406%, 01/20/36	6,661
7,777	Series 2006-2, Class A1, VAR, 0.395%, 03/20/36	7,171
14,642	Series 2006-3, Class A3F, SUB, 5.630%, 03/20/36	14,866
8,237	Series 2006-4, Class A3F, SUB, 5.300%, 03/20/36	8,460
6,798	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	6,829
4,242	Series 2007-2, Class A2F, SUB, 5.690%, 07/20/36	4,279
7,728	Series 2007-3, Class APT, VAR, 1.446%, 11/20/36	6,813
	Hyundai Auto Receivables Trust,
2,111	Series 2009-A, Class A3, 2.030%, 08/15/13	2,118
585	Series 2010-A, Class A3, 1.500%, 10/15/14	589
4,300	Series 2010-B, Class A3, 0.970%, 04/15/15	4,316
34,640	Series 2010-B, Class A4, 1.630%, 03/15/17	35,306
2,395	Series 2011-A, Class A3, 1.160%, 04/15/15	2,412
9,185	Series 2011-A, Class A4, 1.780%, 12/15/15	9,377
1,522	Series 2011-B, Class A3, 1.040%, 09/15/15	1,531
1,422	Series 2011-B, Class A4, 1.650%, 02/15/17	1,449
11,770	Series 2012-A, Class A3, 0.720%, 03/15/16	11,769
5,436	Series 2012-A, Class A4, 0.950%, 12/15/16	5,435
	John Deere Owner Trust,
684	Series 2009-B, Class A3, 1.570%, 10/15/13	684
7,660	Series 2012-A, Class A3, 0.750%, 03/15/16	7,659
1,909	Series 2012-A, Class A4, 0.990%, 06/15/18	1,909
99	Mastr Asset-Backed Securities Trust, Series 2005-HE2, Class A3, VAR, 0.514%, 10/25/35	98

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	205

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
5,050	Mercedes-Benz Auto Receivables Trust, Series 2010-1, Class A3, 1.420%, 08/15/14	5,079
1,179	Mid-State Trust, Series 6, Class A1, 7.340%, 07/01/35	1,227
960	Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 2.494%, 03/25/33	416
1,032	MSDWCC Heloc Trust, Series 2007-1, Class A, VAR, 0.344%, 12/25/31	782
13,464	NCUA Guaranteed Notes, Series 2010-A1, Class A, VAR, 0.607%, 12/07/20	13,508
	Nissan Auto Receivables Owner Trust,
477	Series 2009-1, Class A3, 5.000%, 09/15/14	482
5,670	Series 2010-A, Class A3, 0.870%, 07/15/14	5,685
1,500	Series 2010-A, Class A4, 1.310%, 09/15/16	1,516
4,978	Series 2012-A, Class A3, 0.730%, 05/16/16	4,976
1,798	Series 2012-A, Class A4, 1.000%, 07/16/18	1,796
42	Residential Asset Securities Corp., Series 2001-KS1, Class AI6, 6.349%, 03/25/32	38
16	Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7, SUB, 8.290%, 02/25/25	15
	Santander Drive Auto Receivables Trust,
313	Series 2010-2, Class A2, 0.950%, 08/15/13	313
16,200	Series 2010-3, Class A3, 1.200%, 06/16/14	16,202
2,440	Series 2010-A, Class A3, 1.830%, 11/17/14 (e)	2,459
7,018	Series 2010-A, Class A4, 2.390%, 06/15/17 (e)	7,152
1,482	Series 2011-1, Class A3, 1.280%, 01/15/15	1,485
2,786	Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	2,784
9,117	Series 2011-S2A, Class C, 2.860%, 06/15/17 (e)	9,110
8,515	Series 2011-S2A, Class D, 3.350%, 06/15/17 (e)	8,504
6,742	Series 2012-1, Class A2, 1.250%, 04/15/15	6,754
8,183	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.514%, 06/25/35	7,714
	Toyota Auto Receivables Owner Trust,
7,710	Series 2010-C, Class A3, 0.770%, 04/15/14	7,722
8,300	Series 2011-A, Class A4, 1.560%, 05/15/15	8,437
	USAA Auto Owner Trust,
2,013	Series 2009-2, Class A3, 1.540%, 02/18/14	2,017
1,570	Series 2009-2, Class A4, 2.530%, 07/15/15	1,600

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

8,936		Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Class A3, 0.850%, 08/22/16	8,959
		World Omni Auto Receivables Trust,
1,137		Series 2008-A, Class A4, 4.740%, 10/15/13	1,148
1,156		Series 2008-B, Class A4, 5.580%, 04/15/14	1,178
1,705		Series 2010-A, Class A3, 1.340%, 12/16/13	1,708
11,865		Series 2010-A, Class A4, 2.210%, 05/15/15	12,084

		Total Asset-Backed Securities (Cost $801,418)	805,441

Collateralized Mortgage Obligations — 10.6%
		Agency CMO — 7.6%
		Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
1,227		Series 31, Class Z, 8.000%, 04/25/24	1,407
181		Series 56, Class Z, 7.500%, 09/20/26	211
		Federal Home Loan Mortgage Corp. REMICS,
13		Series 2, Class Z, 9.300%, 03/15/19	14
7		Series 12, Class A, 9.250%, 11/15/19	8
17		Series 16, Class D, 10.000%, 10/15/19	19
29		Series 17, Class I, 9.900%, 10/15/19	32
48		Series 23, Class F, 9.600%, 04/15/20	53
18		Series 26, Class F, 9.500%, 02/15/20	21
3		Series 81, Class A, 8.125%, 11/15/20	4
21		Series 85, Class C, 8.600%, 01/15/21	23
18		Series 99, Class Z, 9.500%, 01/15/21	20
3		Series 159, Class H, 4.500%, 09/15/21	3
5		Series 189, Class D, 6.500%, 10/15/21	5
—	(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	1
5		Series 1053, Class G, 7.000%, 03/15/21	6
12		Series 1056, Class KZ, 6.500%, 03/15/21	12
6		Series 1074, Class H, 8.500%, 05/15/21	7
19		Series 1082, Class C, 9.000%, 05/15/21	21
7		Series 1087, Class I, 8.500%, 06/15/21	8
23		Series 1125, Class Z, 8.250%, 08/15/21	26
21		Series 1142, Class IA, 7.000%, 10/15/21	24
3		Series 1169, Class G, 7.000%, 11/15/21	3
43		Series 1343, Class LA, 8.000%, 08/15/22	52
10		Series 1424, Class F, VAR, 1.771%, 11/15/22	10
220		Series 1480, Class LZ, 7.500%, 03/15/23	256
548		Series 1560, Class Z, 7.000%, 08/15/23	635
25		Series 1641, Class FA, VAR, 1.200%, 12/15/13	25
150		Series 1754, Class Z, 8.500%, 09/15/24	169
349		Series 1779, Class Z, 8.500%, 04/15/25	409

SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
7	Series 1807, Class G, 9.000%, 10/15/20	7
875	Series 1888, Class Z, 7.000%, 08/15/26	1,023
1,067	Series 2358, Class PD, 6.000%, 09/15/16	1,139
1,388	Series 2363, Class PF, 6.000%, 09/15/16	1,480
674	Series 2390, Class CH, 5.500%, 12/15/16	719
1,448	Series 2418, Class MF, 6.000%, 02/15/22	1,566
302	Series 2425, Class JH, 6.000%, 03/15/17	328
1,131	Series 2453, Class BD, 6.000%, 05/15/17	1,203
742	Series 2458, Class OE, 6.000%, 06/15/17	796
538	Series 2496, Class BK, 5.500%, 09/15/17	578
391	Series 2503, Class TG, 5.500%, 09/15/17	421
431	Series 2508, Class AQ, 5.500%, 10/15/17	465
1,804	Series 2513, Class DB, 5.000%, 10/15/17	1,922
43	Series 2533, Class PE, 5.500%, 12/15/21	43
5,082	Series 2542, Class ES, 5.000%, 12/15/17	5,426
4,757	Series 2546, Class C, 5.000%, 12/15/17	5,061
2,277	Series 2561, Class UE, 5.500%, 06/15/22	2,348
192	Series 2575, Class KA, 5.000%, 11/15/17	197
10,150	Series 2600, Class MD, 5.500%, 06/15/32	10,637
906	Series 2617, Class VN, 5.500%, 04/15/14	930
2,999	Series 2635, Class MS, IF, IO, 7.502%, 02/15/18	254
6,367	Series 2638, Class JG, 5.000%, 02/15/33	6,943
15,286	Series 2638, Class MH, 5.000%, 04/15/32	15,999
21	Series 2640, Class VM, 4.500%, 12/15/21	21
1,712	Series 2641, Class KJ, 4.000%, 01/15/18	1,762
441	Series 2643, Class ME, 3.500%, 03/15/18	454
494	Series 2666, Class OC, 5.500%, 01/15/22	508
16,903	Series 2682, Class JG, 4.500%, 10/15/23	18,191
1,535	Series 2692, Class QD, 5.000%, 12/15/22	1,613
9,990	Series 2707, Class PE, 5.000%, 11/15/18	10,919
15,000	Series 2707, Class XE, 5.000%, 12/15/22	15,829
35,000	Series 2750, Class DE, 4.500%, 02/15/19	37,640
195	Series 2755, Class PA, PO, 02/15/29	194
3,860	Series 2761, Class CB, 4.000%, 03/15/19	4,141
2,161	Series 2763, Class PD, 4.500%, 12/15/17	2,200
816	Series 2765, Class CA, 4.000%, 07/15/17	823
3,500	Series 2773, Class OB, 5.000%, 02/15/19	3,748
136	Series 2780, Class YP, 7.500%, 08/15/18	140
135	Series 2782, Class HE, 4.000%, 09/15/17	137
900	Series 2812, Class AB, 4.500%, 10/15/18	920
451	Series 2825, Class VP, 5.500%, 06/15/15	482
2,539	Series 2836, Class PX, 4.000%, 05/15/18	2,630
16,891	Series 2843, Class BC, 5.000%, 08/15/19	18,462

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
3,019	Series 2859, Class SA, IF, IO, 7.002%, 11/15/18	136
4,573	Series 2864, Class NB, 5.500%, 07/15/33	5,167
1,690	Series 2875, Class HA, 4.000%, 11/15/18	1,739
1,017	Series 2924, Class DA, 4.500%, 02/15/19	1,042
349	Series 2927, Class YN, 4.500%, 10/15/32	363
18,401	Series 2928, Class ND, 5.000%, 10/15/30	18,603
474	Series 2962, Class WJ, 5.500%, 06/15/24	486
13,063	Series 2989, Class MU, IF, IO, 6.752%, 07/15/34	2,817
19,802	Series 2989, Class TG, 5.000%, 06/15/25	21,456
523	Series 2993, Class MN, 5.000%, 06/15/23	528
1,266	Series 2995, Class FT, VAR, 0.498%, 05/15/29	1,262
435	Series 3001, Class YN, 4.500%, 06/15/33	465
2,823	Series 3002, Class BN, 5.000%, 07/15/35	3,158
555	Series 3005, Class PV, IF, 12.338%, 10/15/33	632
1,504	Series 3036, Class NB, 5.000%, 01/15/29	1,520
310	Series 3047, Class OB, 5.500%, 12/15/33	326
11,611	Series 3080, Class TZ, 5.500%, 02/15/33	11,827
375	Series 3197, Class AB, 5.500%, 08/15/13	375
504	Series 3242, Class PA, 5.750%, 11/15/29	507
7,008	Series 3305, Class IW, IF, IO, 6.202%, 04/15/37	988
154	Series 3329, Class JA, 6.000%, 08/15/28	156
352	Series 3363, Class A, 5.000%, 07/15/16	358
42,680	Series 3420, Class EI, IO, SUB, 2.031%, 08/15/37	1,013
11,030	Series 3429, Class S, IF, IO, 6.572%, 03/15/38	1,769
4,351	Series 3546, Class A, VAR, 5.345%, 02/15/39	4,636
20,320	Series 3562, Class KA, 4.000%, 11/15/22	20,970
3,147	Series 3564, Class JA, 4.000%, 01/15/18	3,324
6,872	Series 3572, Class JS, IF, IO, 6.551%, 09/15/39	1,396
15,432	Series 3609, Class SA, IF, IO, 6.092%, 12/15/39	3,636
50,994	Series 3747, Class HI, IO, 4.500%, 07/15/37	6,879
16,057	Series 3784, Class S, IF, IO, 6.352%, 07/15/23	2,180
23,741	Series 3855, Class AM, 6.500%, 11/15/36	26,897
704	Series R008, Class FK, VAR, 0.649%, 07/15/23	704

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	207

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
36		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-20, Class A6, SUB, 6.783%, 09/25/29	38
10,425		Federal National Mortgage Association, Series 2011-M2, Class A1, 2.019%, 07/25/21	10,599
		Federal National Mortgage Association REMICS,
14		Series 1988-7, Class Z, 9.250%, 04/25/18	15
17		Series 1988-13, Class C, 9.300%, 05/25/18	19
12		Series 1988-15, Class A, 9.000%, 06/25/18	14
14		Series 1988-16, Class B, 9.500%, 06/25/18	16
11		Series 1989-2, Class D, 8.800%, 01/25/19	12
33		Series 1989-27, Class Y, 6.900%, 06/25/19	36
9		Series 1989-54, Class E, 8.400%, 08/25/19	10
9		Series 1989-66, Class J, 7.000%, 09/25/19	10
6		Series 1989-70, Class G, 8.000%, 10/25/19	7
119		Series 1989-72, Class E, 9.350%, 10/25/19	138
13		Series 1989-89, Class H, 9.000%, 11/25/19	16
5		Series 1989-96, Class H, 9.000%, 12/25/19	6
11		Series 1990-7, Class B, 8.500%, 01/25/20	12
7		Series 1990-12, Class G, 4.500%, 02/25/20	8
132		Series 1990-19, Class G, 9.750%, 02/25/20	150
34		Series 1990-58, Class J, 7.000%, 05/25/20	38
32		Series 1990-61, Class H, 7.000%, 06/25/20	37
16		Series 1990-106, Class J, 8.500%, 09/25/20	18
7		Series 1990-109, Class J, 7.000%, 09/25/20	8
20		Series 1990-111, Class Z, 8.750%, 09/25/20	22
9		Series 1990-117, Class E, 8.950%, 10/25/20	10
10		Series 1990-123, Class G, 7.000%, 10/25/20	12
11		Series 1990-132, Class Z, 7.000%, 11/25/20	13
313		Series 1990-137, Class X, 9.000%, 12/25/20	363
3		Series 1991-53, Class J, 7.000%, 05/25/21	4
19		Series 1991-130, Class C, 9.000%, 09/25/21	22
2		Series 1992-96, Class B, PO, 05/25/22	2
1,960		Series 1992-131, Class KB, 8.000%, 08/25/22	2,279
1,861		Series 1992-185, Class L, 8.000%, 10/25/22	2,153
7		Series 1993-165, Class SN, IF, 11.471%, 09/25/23	8
51		Series 1993-235, Class G, PO, 09/25/23	48
3,527		Series 1994-15, Class ZK, 5.500%, 02/25/24	3,963
6,376		Series 1994-43, Class PK, 6.350%, 02/25/24	7,094
—	(h)	Series 1997-46, Class PN, 6.500%, 07/18/12	—	(h)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1	Series 1997-55, Class B, 7.000%, 02/18/27	1
5,701	Series 1999-6, Class PB, 6.000%, 03/25/19	6,193
22,143	Series 2001-81, Class HE, 6.500%, 01/25/32	25,025
1,253	Series 2002-2, Class MG, 6.000%, 02/25/17	1,341
656	Series 2002-3, Class OG, 6.000%, 02/25/17	700
1,203	Series 2002-28, Class LD, 6.000%, 05/25/17	1,285
685	Series 2002-58, Class HC, 5.500%, 09/25/17	730
1,390	Series 2002-59, Class UC, 5.500%, 09/25/17	1,495
427	Series 2002-63, Class KC, 5.000%, 10/25/17	455
3,587	Series 2003-5, Class SE, IF, IO, 7.406%, 08/25/22	187
1,994	Series 2003-16, Class LJ, 5.000%, 03/25/18	2,132
10,955	Series 2003-23, Class PG, 5.500%, 01/25/32	11,230
17,636	Series 2003-24, Class PD, 5.000%, 04/25/18	18,867
1,864	Series 2003-42, Class CI, IO, 6.500%, 05/25/33	377
2,648	Series 2003-49, Class IO, IO, 6.500%, 06/25/33	536
4,262	Series 2003-57, Class IB, IO, 5.000%, 06/25/18	366
4,457	Series 2003-69, Class GI, IO, 5.000%, 12/25/31	221
5,153	Series 2003-89, Class DC, 5.000%, 12/25/32	5,450
2,548	Series 2003-92, Class HP, 4.500%, 09/25/18	2,750
3,221	Series 2003-129, Class ME, 5.000%, 08/25/23	3,461
10,077	Series 2004-53, Class P, 5.500%, 07/25/33	10,720
5,935	Series 2004-60, Class PA, 5.500%, 04/25/34	6,428
3,525	Series 2004-65, Class EJ, 5.000%, 05/25/23	3,604
1,126	Series 2004-72, Class F, VAR, 0.744%, 09/25/34	1,130
278	Series 2004-101, Class AR, 5.500%, 01/25/35	316
12,590	Series 2005-19, Class PA, 5.500%, 07/25/34	13,980
1,138	Series 2005-19, Class SK, IF, IO, 6.506%, 11/25/22	19
389	Series 2005-27, Class TH, 5.500%, 07/25/31	397
2,768	Series 2005-29, Class QD, 5.000%, 08/25/33	2,959
3,932	Series 2005-38, Class FK, VAR, 0.544%, 05/25/35	3,924

SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
294	Series 2005-40, Class YA, 5.000%, 09/25/20	298
123	Series 2005-48, Class OM, 5.000%, 03/25/30	123
381	Series 2005-84, Class MB, 5.750%, 10/25/35	432
5,376	Series 2006-22, Class DV, 5.500%, 03/25/17	5,584
1,848	Series 2006-39, Class WB, 5.500%, 10/25/30	1,895
5,583	Series 2006-58, Class ST, IF, IO, 6.906%, 07/25/36	621
14,970	Series 2006-122, Class A, 6.000%, 05/25/25	15,326
1,021	Series 2007-16, Class FC, VAR, 0.994%, 03/25/37	1,018
2,112	Series 2007-22, Class SC, IF, IO, 5.836%, 03/25/37	312
1,179	Series 2007-26, Class BA, 5.500%, 05/25/29	1,181
14,661	Series 2007-33, Class MS, IF, IO, 6.346%, 04/25/37	2,421
3,201	Series 2007-54, Class FA, VAR, 0.644%, 06/25/37	3,200
3,797	Series 2007-76, Class DB, 6.000%, 05/25/33	3,997
15,663	Series 2007-85, Class SH, IF, IO, 6.256%, 09/25/37	2,411
11,826	Series 2007-95, Class A1, VAR, 0.494%, 08/27/36	11,758
2,706	Series 2007-106, Class A7, VAR, 5.955%, 10/25/37	3,013
4,606	Series 2008-18, Class SE, IF, IO, 6.026%, 03/25/38	623
49,326	Series 2008-35, Class EI, IO, VAR, 1.555%, 03/25/12	15
1,198	Series 2008-72, Class IO, IO, 5.000%, 08/25/28	135
2,079	Series 2008-77, Class VA, 6.000%, 07/25/19	2,313
10,199	Series 2008-81, Class KA, 5.000%, 10/25/22	10,617
7,568	Series 2008-93, Class AM, 5.500%, 06/25/37	8,367
20,485	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	1,695
15,490	Series 2009-15, Class AC, 5.500%, 03/25/29	16,993
6,136	Series 2009-29, Class LA, VAR, 4.196%, 05/25/39	6,343
8,224	Series 2009-62, Class HJ, 6.000%, 05/25/39	9,050

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — Continued
41,383		Series 2009-70, Class IN, IO, 4.500%, 08/25/19	3,199
8,596		Series 2009-108, Class VN, 5.000%, 09/25/39	9,404
60,374		Series 2009-112, Class SW, IF, IO, 6.006%, 01/25/40	7,555
4,696		Series 2010-9, Class PA, 4.500%, 10/25/39	4,752
8,325		Series 2010-19, Class VA, 5.000%, 02/25/21	9,083
5,950		Series 2010-58, Class MA, 5.500%, 12/25/38	6,446
13,143		Series 2010-60, Class IO, IO, 4.000%, 06/25/20	1,071
14,905		Series 2010-64, Class DM, 5.000%, 06/25/40	16,244
10,729		Series 2010-64, Class EH, 5.000%, 10/25/35	11,366
20,258		Series 2010-111, Class AE, 5.500%, 04/25/38	21,492
51,891		Series 2010-126, Class LI, IO, 4.000%, 11/25/40	5,510
14		Series G-11, Class Z, 8.500%, 05/25/21	17
5		Series G-22, Class ZT, 8.000%, 12/25/16	6
1		Series G-41, Class PT, 7.500%, 10/25/21	1
926		Series G92-19, Class M, 8.500%, 04/25/22	1,100
28		Series G92-35, Class E, 7.500%, 07/25/22	31
869		Series G92-35, Class EA, 8.000%, 07/25/22	974
13		Series G92-40, Class ZC, 7.000%, 07/25/22	15
104		Series G92-44, Class ZQ, 8.000%, 07/25/22	118
31		Series G92-54, Class ZQ, 7.500%, 09/25/22	35
4,560		Series G92-64, Class J, 8.000%, 11/25/22	5,222
1,877		Series G92-66, Class K, 8.000%, 12/25/22	2,153
1,744		Series G94-6, Class PJ, 8.000%, 05/17/24	1,995
		Federal National Mortgage Association STRIPS,
—	(h)	Series 25, Class 1, 6.000%, 02/01/13	—	(h)
68		Series 108, Class 1, PO, 03/01/20	67
2		Series 268, Class 2, IO, 9.000%, 02/01/23	—	(h)
1,575		Series 334, Class 13, IO, VAR, 6.000%, 03/01/33	263
1,437		Series 334, Class 17, IO, VAR, 6.500%, 02/01/33	302
1,629		Series 334, Class 24, IO, VAR, 5.000%, 02/01/18	138
3,179		Series 334, Class 9, IO, 6.000%, 03/01/33	698
9,854		Series 343, Class 21, IO, 4.000%, 09/01/18	572
3,630		Series 345, Class 22, IO, VAR, 4.500%, 05/01/20	299

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	209

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,835	Series 351, Class 28, IO, VAR, 5.000%, 04/01/19	181
1,326	Series 356, Class 16, IO, VAR, 5.500%, 06/01/35	190
1,348	Series 359, Class 16, IO, VAR, 5.500%, 10/01/35	194
1,718	Series 369, Class 19, IO, VAR, 6.000%, 10/01/36	263
956	Series 369, Class 26, IO, VAR, 6.500%, 10/01/36	174
4,912	Series 386, Class 20, IO, VAR, 6.500%, 08/25/38	880
7,096	Series 394, Class C3, IO, 6.500%, 09/25/38	1,195
	Federal National Mortgage Association Whole Loan,
2	Series 1995-W3, Class A, 9.000%, 04/25/25	2
13,283	Series 2007-W1, Class 1AF1, VAR, 0.504%, 11/25/46	13,228
	Government National Mortgage Association,
100	Series 1997-12, Class D, 7.500%, 09/20/27	116
12,800	Series 2004-32, Class VH, 5.000%, 04/20/22	13,920
1,789	Series 2004-39, Class IN, IO, 5.500%, 06/20/33	290
30,731	Series 2006-23, Class S, IF, IO, 6.254%, 01/20/36	3,839
52,198	Series 2006-26, Class S, IF, IO, 6.254%, 06/20/36	7,502
30,224	Series 2007-16, Class KU, IF, IO, 6.405%, 04/20/37	4,467
9,205	Series 2008-75, Class SP, IF, IO, 7.225%, 08/20/38	1,471
12,834	Series 2009-14, Class KS, IF, IO, 6.055%, 03/20/39	1,852
3,547	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	628
30,956	Series 2009-14, Class SA, IF, IO, 5.834%, 03/20/39	4,324
5,000	Series 2009-45, Class PB, 4.500%, 07/16/33	5,337
9,600	Series 2009-61, Class PD, 5.000%, 03/16/38	10,775
36,203	Series 2009-106, Class XL, IF, IO, 6.505%, 06/20/37	5,905
3,865	Series 2010-14, Class QP, 6.000%, 12/20/39	4,189
	NCUA Guaranteed Notes,
27,519	Series 2010-C1, Class A1, 1.600%, 10/29/20	27,851

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
17,722	Series 2010-R3, Class 1A, VAR, 0.822%, 12/08/20	17,788
9,777	Series 2010-R3, Class 3A, 2.400%, 12/08/20	10,034
17	Vendee Mortgage Trust, Series 1994-3C, Class 3, 9.784%, 03/15/21	20

		841,061

	Non-Agency CMO — 3.0%
	ABN Amro Mortgage Corp.,
3,578	Series 2003-7, Class A3, 4.500%, 07/25/18	3,595
1,555	Series 2003-9, Class A1, 4.500%, 08/25/18	1,582
20,000	American General Mortgage Loan Trust, Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	20,269
	Banc of America Mortgage Securities, Inc.,
187	Series 2004-4, Class 1A9, 5.000%, 05/25/34	186
5,017	Series 2004-4, Class 4A1, 4.750%, 05/25/19	5,166
7,437	Series 2004-5, Class 4A1, 4.750%, 06/25/19	7,660
9,888	Series 2005-1, Class 2A1, 5.000%, 02/25/20	10,017
	BCAP LLC Trust,
5,518	Series 2009-RR13, Class 5A1, VAR, 5.750%, 01/26/36 (e)	5,679
5,829	Series 2010-RR4, Class 5A7, VAR, 0.564%, 05/26/37 (e)	5,598
3,991	Series 2010-RR6, Class 23A7, VAR, 0.454%, 06/26/37 (e)	3,867
18,533	Series 2010-RR9, Class 1A3, VAR, 4.355%, 08/28/37 (e)	18,718
3,655	Series 2010-RR10, Class 3A5, VAR, 4.500%, 11/26/35 (e)	3,659
3,457	Series 2010-RR10, Class 4A5, VAR, 4.000%, 09/26/37 (e)	3,465
9,437	Series 2011-RR2, Class 3A3, VAR, 3.040%, 11/21/35 (e)	9,433
287	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 2.625%, 10/25/33	281
	Chase Mortgage Finance Corp.,
3,623	Series 2003-S10, Class A1, 4.750%, 11/25/18	3,732
1,287	Series 2003-S13, Class A2, 5.000%, 11/25/33	1,350

SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,188	Citicorp Mortgage Securities, Inc., Series 2006-1, Class 2A1, 5.000%, 02/25/21	2,221
	Citigroup Mortgage Loan Trust, Inc.,
1,513	Series 2003-UP3, Class A1, 7.000%, 09/25/33	1,576
3,897	Series 2004-UST1, Class A6, VAR, 5.079%, 08/25/34	3,968
7,710	Series 2008-AR4, Class 1A1A, VAR, 3.075%, 11/25/38 (e)	7,665
19,461	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	20,064
84	Community Program Loan Trust, Series 1987-A, Class A4, 4.500%, 10/01/18	85
206	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, 12/25/33	214
	Countrywide Home Loan Mortgage Pass-Through Trust,
2,308	Series 2003-34, Class A6, 5.250%, 09/25/33	2,315
3,614	Series 2003-J15, Class 3A1, 5.000%, 01/25/19	3,724
1,009	Series 2004-8, Class 2A1, 4.500%, 06/25/19	1,032
	Credit Suisse Mortgage Capital Certificates,
960	Series 2007-5, Class 5A5, VAR, 5.360%, 12/25/14	956
7,160	Series 2010-1R, Class 9A1, VAR, 5.000%, 06/27/37 (e)	6,975
7,790	Series 2011-7R, Class A1, VAR, 1.494%, 08/28/47 (e)	7,643
	CS First Boston Mortgage Securities Corp.,
1,052	Series 2003-17, Class 2A6, 3.500%, 07/25/18	1,075
3,232	Series 2003-23, Class 8A1, 5.000%, 09/25/18	3,305
4,578	Series 2004-8, Class 6A1, 4.500%, 12/25/19	4,762
	First Horizon Asset Securities, Inc.,
5,125	Series 2003-8, Class 2A1, 4.500%, 09/25/18	5,174
3,140	Series 2004-7, Class 2A1, 4.750%, 12/25/19	3,156
6,495	GMAC Mortgage Corp. Loan Trust, Series 2003-AR1, Class A4, VAR, 3.030%, 10/19/33	6,389

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
620	GSR Mortgage Loan Trust, Series 2004-10F, Class 1A6, 4.500%, 08/25/19	620
2,832	Impac Secured Assets CMN Owner Trust, Series 2004-4, Class 2A2, VAR, 0.604%, 02/25/35	2,428
	JP Morgan Mortgage Trust,
7,085	Series 2004-S2, Class 5A1, 5.500%, 12/25/19	7,172
8,389	Series 2006-A2, Class 4A1, VAR, 2.747%, 08/25/34	8,082
9	Kidder Peabody Mortgage Assets Trust, Series A, Class A1, 6.500%, 02/22/17	10
2,222	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6, VAR, 2.718%, 11/21/34	2,224
	MASTR Alternative Loans Trust,
273	Series 2004-8, Class 6A1, 5.500%, 09/25/19	277
4,154	Series 2004-8, Class 7A1, 5.000%, 09/25/19	4,330
	MASTR Asset Securitization Trust,
1,060	Series 2002-7, Class 1A1, 5.500%, 11/25/17	1,095
2,847	Series 2003-2, Class 1A1, 5.000%, 03/25/18	2,928
1,683	Series 2003-11, Class 10A1, 5.000%, 12/25/18	1,741
4,313	Series 2004-6, Class 6A1, 4.500%, 07/25/19	4,361
5	Merrill Lynch Trust, Series 44, Class G, 9.000%, 08/20/20	6
422	Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A3, 5.000%, 11/25/18	434
	Nomura Asset Acceptance Corp.,
1,508	Series 2005-AR1, Class 1A1, VAR, 2.726%, 02/25/35	1,306
763	Series 2005-AR2, Class 3A1, VAR, 0.494%, 05/25/35	660
2,416	Series 2005-AR6, Class 4A1, VAR, 0.504%, 12/25/35	1,136
6	Paine Webber CMO Trust, Series L, Class 4, 8.950%, 07/01/18	6
5,576	Prime Mortgage Trust, Series 2005-2, Class 1A1, 4.750%, 07/25/20	5,832
	Residential Accredit Loans, Inc.,
273	Series 2003-QR24, Class A7, 4.000%, 07/25/33	267

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	211

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,455	Series 2003-QS1, Class A6, 4.250%, 01/25/33	2,470
384	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A5, 6.000%, 11/25/31	382
3,438	Structured Asset Securities Corp., Series 2003-8, Class 1A2, 5.000%, 04/25/18	3,519
4,800	WaMu Mortgage Pass-Through Certificates, Series 2003-S10, Class A4, 4.500%, 10/25/18	5,000
13,805	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	13,807
	Wells Fargo Mortgage-Backed Securities Trust,
4,905	Series 2003-10, Class A1, 4.500%, 09/25/18	5,045
4,211	Series 2003-11, Class 2A1, 4.750%, 10/25/18	4,333
4,096	Series 2003-12, Class A1, 4.750%, 11/25/18	4,233
4,719	Series 2003-12, Class A2, 4.500%, 11/25/18	4,853
429	Series 2003-12, Class A3, 5.000%, 11/25/18	445
3,668	Series 2003-15, Class 1A1, 4.750%, 12/25/18	3,790
5,230	Series 2003-16, Class 2A1, 4.500%, 12/25/18	5,341
3,544	Series 2003-K, Class 1A1, VAR, 4.430%, 11/25/33	3,589
56	Series 2003-K, Class 1A2, VAR, 4.430%, 11/25/33	58
8,553	Series 2003-M, Class A1, VAR, 4.692%, 12/25/33	8,676
3,715	Series 2004-7, Class 2A1, 4.500%, 07/25/19	3,793
2,392	Series 2004-EE, Class 2A2, VAR, 2.707%, 12/25/34	2,369
3,227	Series 2004-EE, Class 3A2, VAR, 2.749%, 12/25/34	3,238
5,601	Series 2004-O, Class A1, VAR, 4.900%, 08/25/34	5,754
7,670	Series 2005-1, Class 1A1, 4.750%, 01/25/20	7,859
6,866	Series 2005-13, Class A1, 5.000%, 11/25/20	7,209

		327,234

	Total Collateralized Mortgage Obligations (Cost $1,150,686)	1,168,295

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — 2.5%
	Banc of America Commercial Mortgage, Inc.,
2,172	Series 2004-2, Class A3, 4.050%, 11/10/38	2,204
72	Series 2004-5, Class A3, 4.561%, 11/10/41	72
	Bear Stearns Commercial Mortgage Securities,
814	Series 2002-TOP6, Class A2, 6.460%, 10/15/36	814
32,335	Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	34,846
2,825	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	3,079
2	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.730%, 03/15/49	2
1,393	Commercial Mortgage Acceptance Corp., Series 1998-C2, Class F, VAR, 5.440%, 09/15/30 (e)	1,450
1,253	Commercial Mortgage Asset Trust, Series 1999-C1, Class A4, VAR, 6.975%, 01/17/32	1,294
2,334	Commercial Mortgage Pass-Through Certificates, Series 2005-LP5, Class A2, 4.630%, 05/10/43	2,335
15,315	Credit Suisse Mortgage Capital Certificates, Series 2006-C2, Class A3, VAR, 5.663%, 03/15/39	16,873
15,463	Defeased Loan Trust, Series 2010-1, Class A, 2.360%, 01/13/14 (e)	15,924
	GMAC Commercial Mortgage Securities, Inc.,
417	Series 2003-C1, Class A1, 3.337%, 05/10/36	418
47	Series 2003-C3, Class A3, 4.646%, 04/10/40	48
27,750	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	29,971
	JP Morgan Chase Commercial Mortgage Securities Corp.,
17,900	Series 2004-C2, Class A3, VAR, 5.216%, 05/15/41	19,279
1,915	Series 2004-LN2, Class A1, 4.475%, 07/15/41	1,935
	LB-UBS Commercial Mortgage Trust,
5,528	Series 2002-C2, Class A4, 5.594%, 06/15/31	5,554
15,372	Series 2004-C2, Class A4, 4.367%, 03/15/36	16,160
4,622	Morgan Stanley Capital I, Series 1998-CF1, Class E, VAR, 7.350%, 07/15/32	4,845
	Morgan Stanley Re-REMIC Trust,
7,652	Series 2009-IO, Class A1, 3.000%, 07/17/56 (e)	7,691
3,315	Series 2010-C30A, Class A3A, 3.250%, 12/17/43 (e)	3,311

SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
9,955	Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	10,584
15,687	Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	15,736
1,308	Nomura Asset Securities Corp., Series 1998-D6, Class A1C, 6.690%, 03/15/30	1,334
13,144	Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1, 3.669%, 02/11/36	13,278
	TIAA Retail Commercial Trust,
8,964	Series 2001-C1A, Class H, 5.770%, 06/19/33 (e)	9,191
14,650	Series 2001-C1A, Class J, 5.770%, 06/19/33 (e)	15,126
18,325	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.707%, 08/15/39	19,818
8,388	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	9,045
13,321	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A1, 1.988%, 03/15/44 (e)	13,504

	Total Commercial Mortgage-Backed Securities (Cost $274,874)	275,721

Corporate Bonds — 17.6%
	Consumer Discretionary — 0.9%
	Auto Components — 0.1%
	Johnson Controls, Inc.,
1,484	1.750%, 03/01/14	1,510
1,500	2.600%, 12/01/16	1,556
4,435	4.875%, 09/15/13	4,671

		7,737

	Automobiles — 0.1%
	Daimler Finance North America LLC,
3,350	2.300%, 01/09/15 (e)	3,408
6,555	6.500%, 11/15/13	7,153
3,330	Nissan Motor Acceptance Corp., 4.500%, 01/30/15 (e)	3,516

		14,077

	Broadcasting & Cable TV — 0.1%
5,865	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.500%, 03/01/16	6,207

	Household Durables — 0.0% (g)
1,700	Emerson Electric Co., 5.000%, 12/15/14	1,893

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — 0.5%
4,882	CBS Corp., 8.200%, 05/15/14	5,575
310	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	334
	Comcast Corp.,
1,935	5.300%, 01/15/14	2,091
1,465	5.850%, 11/15/15	1,690
1,370	5.900%, 03/15/16	1,594
6,220	Cox Communications, Inc., 5.450%, 12/15/14	6,940
8,640	NBCUniversal Media LLC, 2.875%, 04/01/16	9,012
	News America, Inc.,
170	5.300%, 12/15/14	189
1,495	7.600%, 10/11/15	1,689
300	9.250%, 02/01/13	321
4,275	TCI Communications, Inc., 8.750%, 08/01/15	5,225
	Time Warner Cable, Inc.,
3,990	3.500%, 02/01/15	4,243
1,400	6.200%, 07/01/13	1,499
2,795	7.500%, 04/01/14	3,160
3,021	8.250%, 02/14/14	3,435
	Viacom, Inc.,
1,550	1.250%, 02/27/15	1,552
1,800	2.500%, 12/15/16	1,855
2,050	4.375%, 09/15/14	2,217
	Walt Disney Co. (The),
2,910	0.875%, 12/01/14	2,924
585	4.700%, 12/01/12	602

		56,147

	Multiline Retail — 0.0% (g)
	Macy’s Retail Holdings, Inc.,
385	5.750%, 07/15/14	424
940	5.900%, 12/01/16	1,082
2,220	7.875%, 07/15/15	2,620
1,190	Target Corp., 5.125%, 01/15/13	1,236

		5,362

	Specialty Retail — 0.1%
2,555	Home Depot, Inc., 5.250%, 12/16/13	2,767
2,675	Staples, Inc., 9.750%, 01/15/14	3,068

		5,835

	Total Consumer Discretionary	97,258

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	213

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Consumer Staples — 0.7%
	Beverages — 0.3%
1,525	Anheuser-Busch Cos. LLC, 5.050%, 10/15/16	1,754
	Anheuser-Busch InBev Worldwide, Inc.,
1,420	1.500%, 07/14/14	1,442
1,370	5.375%, 11/15/14	1,533
480	Bottling Group LLC, 6.950%, 03/15/14	541
	Coca-Cola Co. (The),
1,385	1.500%, 11/15/15	1,422
1,773	1.800%, 09/01/16	1,823
5,050	3.625%, 03/15/14	5,366
475	Diageo Capital plc, (United Kingdom), 5.200%, 01/30/13	495
5,035	Diageo Finance B.V., (Netherlands), 5.500%, 04/01/13	5,304
	PepsiCo, Inc.,
1,300	0.800%, 08/25/14	1,308
2,975	3.750%, 03/01/14	3,166
980	4.650%, 02/15/13	1,019
	SABMiller plc, (United Kingdom),
5,325	5.500%, 08/15/13 (e)	5,644
1,000	5.700%, 01/15/14 (e)	1,076

		31,893

	Food & Staples Retailing — 0.1%
1,250	CVS Caremark Corp., 3.250%, 05/18/15	1,330
	Kroger Co. (The),
2,835	2.200%, 01/15/17	2,887
890	3.900%, 10/01/15	971
660	5.500%, 02/01/13	688
4,975	7.500%, 01/15/14	5,565
	Wal-Mart Stores, Inc.,
1,900	2.250%, 07/08/15	1,988
695	4.550%, 05/01/13	728
2,780	7.250%, 06/01/13	3,010

		17,167

	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
500	5.100%, 07/15/15	533
4,570	5.875%, 05/15/13	4,772
1,835	Cadbury Schweppes US Finance LLC, 5.125%, 10/01/13 (e)	1,948
	Cargill, Inc.,
1,555	1.900%, 03/01/17 (e)	1,561
1,215	4.375%, 06/01/13 (e)	1,263

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
1,385	5.000%, 11/15/13 (e)	1,472
2,200	5.200%, 01/22/13 (e)	2,285
	General Mills, Inc.,
185	1.550%, 05/16/14	188
3,105	5.250%, 08/15/13	3,305
1,770	5.650%, 09/10/12	1,817
1,670	HJ Heinz Co., 2.000%, 09/12/16	1,695
	Kellogg Co.,
2,460	1.875%, 11/17/16	2,477
710	4.250%, 03/06/13	735
	Kraft Foods, Inc.,
1,210	4.125%, 02/09/16	1,322
1,500	5.250%, 10/01/13	1,596
150	6.000%, 02/11/13	157
1,081	6.250%, 06/01/12	1,095
965	6.750%, 02/19/14	1,070
1,815	Nabisco, Inc., 7.550%, 06/15/15	2,153

		31,444

	Household Products — 0.0% (g)
425	Clorox Co. (The), 5.000%, 01/15/15	464

	Total Consumer Staples	80,968

	Energy — 0.5%
	Energy Equipment & Services — 0.0% (g)
545	Noble Holding International Ltd., (Cayman Islands), 2.500%, 03/15/17	550
2,980	Transocean, Inc., (Cayman Islands), 5.050%, 12/15/16	3,260

		3,810

	Oil, Gas & Consumable Fuels — 0.5%
	Anadarko Petroleum Corp.,
435	5.750%, 06/15/14	474
2,000	7.625%, 03/15/14	2,220
1,795	BG Energy Capital plc, (United Kingdom), 2.875%, 10/15/16 (e)	1,862
	Canadian Natural Resources Ltd., (Canada),
565	1.450%, 11/14/14	575
3,660	4.900%, 12/01/14	4,045
2,080	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14	2,253
800	Chevron Corp., 3.950%, 03/03/14	855
1,145	ConocoPhillips, 4.750%, 02/01/14	1,236
3,158	ConocoPhillips Australia Funding Co., 5.500%, 04/15/13	3,327
3,075	Devon Energy Corp., 2.400%, 07/15/16	3,186

SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
3,721	PC Financial Partnership, 5.000%, 11/15/14	4,089
6,667	Petrobras International Finance Co. - Pifco, (Cayman Islands), 3.500%, 02/06/17	6,811
	Shell International Finance B.V., (Netherlands),
2,615	1.875%, 03/25/13	2,658
2,452	3.100%, 06/28/15	2,640
849	3.250%, 09/22/15	921
5,225	4.000%, 03/21/14	5,582
	Statoil ASA, (Norway),
235	1.800%, 11/23/16	240
2,400	5.125%, 04/30/14 (e)	2,618
924	Total Capital International S.A., (France), 1.500%, 02/17/17	925
3,237	Total Capital S.A., (France), 3.000%, 06/24/15	3,448

		49,965

	Total Energy	53,775

	Financials — 10.6%
	Capital Markets — 2.2%
	Bank of New York Mellon Corp. (The),
636	1.200%, 02/20/15	637
1,858	2.300%, 07/28/16	1,909
6,277	2.500%, 01/15/16	6,460
2,730	2.950%, 06/18/15	2,880
1,870	3.100%, 01/15/15	1,969
3,300	4.500%, 04/01/13	3,437
6,900	BlackRock, Inc., 3.500%, 12/10/14	7,388
5,380	Charles Schwab Corp. (The), 4.950%, 06/01/14	5,862
	Credit Suisse USA, Inc.,
765	4.875%, 01/15/15	820
8,877	5.125%, 08/15/15	9,644
5,225	5.500%, 08/15/13	5,492
580	FMR LLC, 4.750%, 03/01/13 (e)	595
	Goldman Sachs Group, Inc. (The),
10,415	3.625%, 02/07/16	10,453
6,895	3.700%, 08/01/15	7,032
2,000	4.750%, 07/15/13	2,074
7,250	5.125%, 01/15/15	7,706
1,860	5.150%, 01/15/14	1,959
950	5.250%, 04/01/13	984
8,955	5.250%, 10/15/13	9,377
3,000	5.500%, 11/15/14	3,221
18,840	6.000%, 05/01/14	20,247

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
	Jefferies Group, Inc.,
9,275	3.875%, 11/09/15	8,811
2,050	5.875%, 06/08/14	2,109
	Lehman Brothers Holdings, Inc.,
2,225	3.950%, 11/10/09 (d)	603
500	5.750%, 07/18/11 (d)	136
1,062	6.625%, 01/18/13 (d)	288
1,063	Macquarie Bank Ltd., (Australia), 5.000%, 02/22/17 (e)	1,074
5,485	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	5,780
	Merrill Lynch & Co., Inc.,
968	5.000%, 01/15/15	997
3,275	5.300%, 09/30/15	3,402
4,376	5.450%, 02/05/13	4,494
4,591	5.450%, 07/15/14	4,776
13,651	6.150%, 04/25/13	14,189
	Morgan Stanley,
1,936	2.875%, 07/28/14	1,921
6,250	4.100%, 01/26/15	6,260
12,242	4.200%, 11/20/14	12,288
915	4.750%, 04/01/14	926
8,805	5.300%, 03/01/13	9,065
13,150	6.000%, 05/13/14	13,779
5,100	6.000%, 04/28/15	5,372
	Nomura Holdings, Inc., (Japan),
2,345	4.125%, 01/19/16	2,380
8,505	5.000%, 03/04/15	8,925
	Northern Trust Corp.,
2,760	4.625%, 05/01/14	2,976
3,220	5.500%, 08/15/13	3,429
	State Street Corp.,
5,370	2.875%, 03/07/16	5,608
6,213	4.300%, 05/30/14	6,645
	UBS AG, (Switzerland),
488	2.250%, 08/12/13	489
6,670	3.875%, 01/15/15	6,918

		243,786

	Commercial Banks — 3.3%
500	Abbey National Treasury Services plc, (United Kingdom), 4.000%, 04/27/16	491
1,000	American Express Bank FSB, 5.500%, 04/16/13	1,050

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	215

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
	ANZ National (International) Ltd., (New Zealand),
1,190	2.375%, 12/21/12 (e)	1,204
531	3.125%, 08/10/15 (e)	539
	Australia & New Zealand Banking Group Ltd., (Australia),
1,700	2.125%, 01/10/14 (e)	1,711
2,800	3.250%, 03/01/16	2,861
6,034	Bank of Montreal, (Canada), 1.300%, 10/31/14 (e)	6,098
	Bank of Nova Scotia, (Canada),
5,236	1.650%, 10/29/15 (e)	5,333
1,645	2.050%, 10/07/15	1,690
5,300	3.400%, 01/22/15	5,634
2,782	Bank of Tokyo-Mitsubishi UFJ Ltd., (Japan), 2.600%, 01/22/13 (e)	2,819
	Barclays Bank plc, (United Kingdom),
650	Series 1, 5.000%, 09/22/16	700
9,495	2.500%, 01/23/13	9,577
10,925	2.500%, 09/21/15 (e)	11,073
4,450	3.900%, 04/07/15	4,612
3,280	5.200%, 07/10/14	3,483
	BB&T Corp.,
900	2.050%, 04/28/14	918
6,970	3.200%, 03/15/16	7,383
1,535	3.375%, 09/25/13	1,593
1,875	3.850%, 07/27/12	1,900
312	3.950%, 04/29/16	339
4,555	4.750%, 10/01/12	4,650
1,878	5.200%, 12/23/15	2,074
6,154	5.700%, 04/30/14	6,765
5,000	BNY Mellon N.A., 4.750%, 12/15/14	5,419
3,385	Branch Banking & Trust Co., 4.875%, 01/15/13	3,498
	Canadian Imperial Bank of Commerce, (Canada),
2,330	2.350%, 12/11/15	2,381
3,000	2.600%, 07/02/15 (e)	3,151
1,290	Comerica, Inc., 3.000%, 09/16/15	1,336
	Credit Suisse, (Switzerland),
9,420	3.500%, 03/23/15	9,776
10,114	5.500%, 05/01/14	10,826
	Deutsche Bank AG, (Germany),
8,290	2.375%, 01/11/13	8,357
5,500	3.250%, 01/11/16	5,635
3,890	3.875%, 08/18/14	4,064

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
2,045	4.875%, 05/20/13	2,122
6,640	Deutsche Bank Financial LLC, 5.375%, 03/02/15	6,844
12,209	DnB Boligkreditt AS, (Norway), 2.100%, 10/14/15 (e)	12,339
	Fifth Third Bancorp,
3,206	3.625%, 01/25/16	3,387
1,800	6.250%, 05/01/13	1,901
	HSBC Bank plc, (United Kingdom),
2,836	1.625%, 07/07/14 (e)	2,845
1,350	2.000%, 01/19/14 (e)	1,355
4,700	HSBC Bank USA N.A., 4.625%, 04/01/14	4,969
1,650	HSBC Holdings plc, (United Kingdom), 5.250%, 12/12/12	1,699
	KeyBank N.A.,
1,778	5.500%, 09/17/12	1,824
750	5.700%, 08/15/12	766
1,290	5.800%, 07/01/14	1,396
6,328	KeyCorp, 6.500%, 05/14/13	6,708
805	M&T Bank Corp., 5.375%, 05/24/12	813
500	Manufacturers & Traders Trust Co., VAR, 2.081%, 04/01/13	499
2,128	Mellon Funding Corp., 5.000%, 12/01/14	2,313
	National Australia Bank Ltd., (Australia),
1,695	2.250%, 04/11/14 (e)	1,721
5,070	2.500%, 01/08/13 (e)	5,137
7,480	National Bank of Canada, (Canada), 1.650%, 01/30/14 (e)	7,615
8,105	National City Corp., 4.900%, 01/15/15	8,898
2,500	Nordea Bank AB, (Sweden), 1.750%, 10/04/13 (e)	2,490
	PNC Funding Corp.,
1,840	3.625%, 02/08/15	1,966
380	5.400%, 06/10/14	416
10,000	Rabobank Nederland N.V., (Netherlands), 3.200%, 03/11/15 (e)	10,290
	Royal Bank of Canada, (Canada),
4,130	2.300%, 07/20/16	4,230
4,970	2.625%, 12/15/15	5,208
5,788	SouthTrust Corp., 5.800%, 06/15/14	6,260
	SunTrust Banks, Inc.,
5,000	3.500%, 01/20/17	5,118
5,111	3.600%, 04/15/16	5,298
3,272	5.250%, 11/05/12	3,362
6,100	Toronto-Dominion Bank (The), (Canada), 2.200%, 07/29/15 (e)	6,334

SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
	U.S. Bancorp,
1,075	2.450%, 07/27/15	1,120
5,938	2.875%, 11/20/14	6,210
3,366	4.200%, 05/15/14	3,610
	U.S. Bank N.A.,
5,020	4.950%, 10/30/14	5,496
6,202	6.300%, 02/04/14	6,800
	Wachovia Bank N.A.,
18,328	4.800%, 11/01/14	19,722
1,500	5.000%, 08/15/15	1,624
3,375	5.600%, 03/15/16	3,770
	Wachovia Corp.,
1,155	4.875%, 02/15/14	1,218
3,000	5.250%, 08/01/14	3,239
3,130	5.500%, 05/01/13	3,299
	Wells Fargo & Co.,
540	2.625%, 12/15/16	556
6,780	3.750%, 10/01/14	7,234
5,770	4.625%, 04/15/14	6,111
2,500	4.950%, 10/16/13	2,638
560	5.000%, 11/15/14	601
5,185	SUB, 3.676%, 06/15/16	5,556
4,310	Wells Fargo Bank N.A., 4.750%, 02/09/15	4,636
	Westpac Banking Corp., (Australia),
6,973	2.100%, 08/02/13	7,062
795	3.000%, 08/04/15	819
3,560	4.200%, 02/27/15	3,806

		360,190

	Consumer Finance — 1.2%
	American Express Co.,
720	5.500%, 09/12/16	808
6,262	7.250%, 05/20/14	7,056
	American Express Credit Corp.,
2,165	2.750%, 09/15/15	2,252
5,532	2.800%, 09/19/16	5,732
530	5.125%, 08/25/14	581
2,150	5.300%, 12/02/15	2,395
4,964	5.875%, 05/02/13	5,236
10,305	7.300%, 08/20/13	11,201
	American Honda Finance Corp.,
1,725	1.850%, 09/19/14 (e)	1,751
5,730	2.375%, 03/18/13 (e)	5,832
2,200	3.500%, 03/16/15 (e)	2,318
5,940	4.625%, 04/02/13 (e)	6,196

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — Continued
	Boeing Capital Corp.,
500	2.125%, 08/15/16	521
1,192	5.800%, 01/15/13	1,247
2,000	Capital One Bank USA N.A., 5.125%, 02/15/14	2,102
	Capital One Financial Corp.,
5,125	3.150%, 07/15/16	5,235
1,330	5.500%, 06/01/15	1,438
1,725	6.250%, 11/15/13	1,845
6,452	7.375%, 05/23/14	7,180
1,490	FIA Card Services N.A., 7.125%, 11/15/12	1,528
	HSBC Finance Corp.,
10,100	4.750%, 07/15/13	10,464
15,901	5.000%, 06/30/15	16,852
1,625	5.250%, 04/15/15	1,741
	John Deere Capital Corp.,
995	1.600%, 03/03/14	1,013
790	1.850%, 09/15/16	807
2,400	2.250%, 06/07/16	2,507
1,335	2.950%, 03/09/15	1,421
2,450	4.500%, 04/03/13	2,552
325	4.950%, 12/17/12	337
	MBNA Corp.,
1,860	6.125%, 03/01/13	1,925
500	7.500%, 03/15/12	501
2,716	PACCAR Financial Corp., 1.550%, 09/29/14	2,750
	Toyota Motor Credit Corp.,
5,843	1.250%, 11/17/14	5,921
3,100	2.050%, 01/12/17	3,161
2,737	3.200%, 06/17/15	2,912
993	Volkswagen International Finance N.V., (Netherlands), 1.625%, 08/12/13 (e)	1,000

		128,318

	Diversified Financial Services — 2.5%
4,110	ABB Treasury Center USA, Inc., 2.500%, 06/15/16 (e)	4,151
3,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	3,039
	Bank of America Corp.,
715	3.625%, 03/17/16	707
6,005	4.900%, 05/01/13	6,171
975	5.125%, 11/15/14	1,009
2,345	5.375%, 09/11/12	2,387
1,695	5.625%, 10/14/16	1,769
1,350	6.500%, 08/01/16	1,459

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	217

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Financial Services — Continued
15,480	7.375%, 05/15/14	16,732
	BP Capital Markets plc, (United Kingdom),
4,605	2.248%, 11/01/16	4,760
1,190	3.125%, 03/10/12	1,191
3,000	3.200%, 03/11/16	3,206
1,870	3.625%, 05/08/14	1,979
4,375	3.875%, 03/10/15	4,745
3,015	5.250%, 11/07/13	3,239
4,838	Caisse Centrale Desjardins du Quebec, (Canada), 2.550%, 03/24/16 (e)	5,032
	Caterpillar Financial Services Corp.,
2,935	1.125%, 12/15/14	2,963
6,700	1.550%, 12/20/13	6,799
760	2.050%, 08/01/16	785
2,265	4.900%, 08/15/13	2,401
1,700	5.500%, 03/15/16	1,970
3,080	6.125%, 02/17/14	3,400
1,880	6.200%, 09/30/13	2,043
	Citigroup, Inc.,
1,958	3.953%, 06/15/16	2,024
4,000	4.450%, 01/10/17	4,222
5,275	4.750%, 05/19/15	5,590
6,000	5.850%, 07/02/13	6,290
21,650	6.000%, 12/13/13	22,974
12,000	6.010%, 01/15/15	13,069
10,445	6.375%, 08/12/14	11,331
19,289	6.500%, 08/19/13	20,440
1,813	CME Group, Inc., 5.750%, 02/15/14	1,983
3,710	ERAC USA Finance LLC, 2.750%, 07/01/13 (e)	3,763
	FUEL Trust,
10,086	3.984%, 06/15/16 (e)	10,301
6,080	4.207%, 04/15/16 (e)	6,237
	General Electric Capital Corp.,
12,870	3.500%, 06/29/15	13,712
5,000	3.750%, 11/14/14	5,345
2,170	4.375%, 09/21/15	2,375
5,000	4.750%, 09/15/14	5,429
5,541	4.875%, 03/04/15	6,072
13,757	5.450%, 01/15/13	14,336
11,926	5.500%, 06/04/14	13,017
3,225	5.650%, 06/09/14	3,535
18,712	5.900%, 05/13/14	20,653
4,365	NASDAQ OMX Group, Inc. (The), 4.000%, 01/15/15	4,544

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
	National Rural Utilities Cooperative Finance Corp.,
490	1.900%, 11/01/15	503
885	2.625%, 09/16/12	895

		280,577

	FDIC Guaranteed Securities (~) — 0.0% (g)
2,500	General Electric Capital Corp., 2.625%, 12/28/12	2,551

	Insurance — 1.0%
	ACE INA Holdings, Inc.,
3,000	2.600%, 11/23/15	3,108
5,000	5.600%, 05/15/15	5,663
	Aflac, Inc.,
2,745	2.650%, 02/15/17	2,788
1,965	3.450%, 08/15/15	2,062
1,420	Allstate Corp. (The), 5.000%, 08/15/14	1,546
2,343	Aon Corp., 3.500%, 09/30/15	2,449
1,454	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	1,483
	Berkshire Hathaway Finance Corp.,
2,770	5.000%, 08/15/13	2,948
6,615	5.100%, 07/15/14	7,279
5,250	Berkshire Hathaway, Inc., 1.900%, 01/31/17	5,348
4,840	CNA Financial Corp., 5.850%, 12/15/14	5,177
7,061	Jackson National Life Global Funding, 5.375%, 05/08/13 (e)	7,344
	MassMutual Global Funding II,
1,084	2.300%, 09/28/15 (e)	1,113
700	2.875%, 04/21/14 (e)	723
105	3.625%, 07/16/12 (e)	106
	Metropolitan Life Global Funding I,
2,400	2.000%, 01/10/14 (e)	2,426
3,463	2.500%, 01/11/13 (e)	3,504
2,701	2.500%, 09/29/15 (e)	2,773
1,900	3.125%, 01/11/16 (e)	1,945
14,495	5.125%, 04/10/13 (e)	15,128
1,200	5.200%, 09/18/13 (e)	1,273
4,000	Monumental Global Funding Ltd., (Cayman Islands), 5.500%, 04/22/13 (e)	4,169
	New York Life Global Funding,
620	2.450%, 07/14/16 (e)	643
2,730	3.000%, 05/04/15 (e)	2,885
3,350	4.650%, 05/09/13 (e)	3,505
285	5.250%, 10/16/12 (e)	293
1,000	5.375%, 09/15/13 (e)	1,070

SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Insurance — Continued
3,240	Pacific Life Global Funding, 5.150%, 04/15/13 (e)	3,390
	Pricoa Global Funding I,
500	4.625%, 06/25/12 (e)	506
1,975	5.400%, 10/18/12 (e)	2,032
5,995	5.450%, 06/11/14 (e)	6,440
	Principal Life Income Funding Trusts,
1,110	5.300%, 12/14/12	1,149
4,933	5.300%, 04/24/13	5,183
2,561	Travelers Cos., Inc. (The), 6.250%, 06/20/16	3,021
1,380	Travelers Property Casualty Corp., 5.000%, 03/15/13	1,440

		111,912

	Real Estate Investment Trusts (REITs) — 0.2%
1,185	CommonWealth REIT, 6.500%, 01/15/13	1,194
2,000	ERP Operating LP, 5.200%, 04/01/13	2,067
	HCP, Inc.,
1,300	2.700%, 02/01/14	1,315
3,852	7.072%, 06/08/15	4,307
	Simon Property Group LP,
673	4.200%, 02/01/15	718
1,850	4.900%, 01/30/14	1,964
1,125	6.750%, 05/15/14	1,239
3,050	WCI Finance LLC/WEA Finance LLC, 5.700%, 10/01/16 (e)	3,396
4,980	WEA Finance LLC/WT Finance Aust Pty Ltd., 7.500%, 06/02/14 (e)	5,519

		21,719

	Thrifts & Mortgage Finance — 0.2%
2,150	Countrywide Financial Corp., 5.800%, 06/07/12	2,167
1,100	Golden West Financial Corp., 4.750%, 10/01/12	1,124
15,324	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	15,440

		18,731

	Total Financials	1,167,784

	Health Care — 0.3%
	Biotechnology — 0.1%
	Amgen, Inc.,
2,200	2.300%, 06/15/16	2,250
1,065	2.500%, 11/15/16	1,099
2,086	Celgene Corp., 2.450%, 10/15/15	2,143

		5,492

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 0.0% (g)
	Baxter International, Inc.,
1,650	1.800%, 03/15/13	1,673
255	4.000%, 03/01/14	272
1,925	Medtronic, Inc., 3.000%, 03/15/15	2,047

		3,992

	Health Care Providers & Services — 0.1%
2,800	Laboratory Corp. of America Holdings, 5.625%, 12/15/15	3,138
820	Medco Health Solutions, Inc., 2.750%, 09/15/15	831
2,095	UnitedHealth Group, Inc., 5.000%, 08/15/14	2,300
	WellPoint, Inc.,
380	5.000%, 12/15/14	414
935	5.250%, 01/15/16	1,057
215	6.000%, 02/15/14	235

		7,975

	Pharmaceuticals — 0.1%
2,635	Abbott Laboratories, 2.700%, 05/27/15	2,788
2,000	GlaxoSmithKline Capital, Inc., 4.850%, 05/15/13	2,105
2,525	Merck & Co., Inc., 4.750%, 03/01/15	2,820
2,793	Wyeth, 5.500%, 02/01/14	3,054

		10,767

	Total Health Care	28,226

	Industrials — 0.6%
	Aerospace & Defense — 0.2%
	BAE Systems Holdings, Inc.,
1,817	4.950%, 06/01/14 (e)	1,917
3,510	5.200%, 08/15/15 (e)	3,777
	Boeing Co. (The),
1,000	3.500%, 02/15/15	1,084
3,085	5.000%, 03/15/14	3,368
2,190	5.125%, 02/15/13	2,286
2,460	General Dynamics Corp., 5.250%, 02/01/14	2,679
1,115	Honeywell International, Inc., 3.875%, 02/15/14	1,182
	Lockheed Martin Corp.,
360	2.125%, 09/15/16	366
1,300	7.650%, 05/01/16	1,593
1,000	Northrop Grumman Corp., 3.700%, 08/01/14	1,053

		19,305

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	219

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Services & Supplies — 0.0% (g)
	Pitney Bowes, Inc.,
685	3.875%, 06/15/13	704
2,375	4.875%, 08/15/14	2,531
	Waste Management, Inc.,
1,100	6.375%, 11/15/12	1,142
675	6.375%, 03/11/15	770

		5,147

	Industrial Conglomerates — 0.1%
3,767	General Electric Co., 5.000%, 02/01/13	3,920
1,285	Honeywell International, Inc., 4.250%, 03/01/13	1,334
5,000	Ingersoll-Rand Global Holding Co. Ltd., (Bermuda), 9.500%, 04/15/14	5,783

		11,037

	Machinery — 0.1%
745	Caterpillar, Inc., 7.000%, 12/15/13	822
4,323	Danaher Corp., 1.300%, 06/23/14	4,387
1,475	Deere & Co., 6.950%, 04/25/14	1,669
1,150	PACCAR, Inc., 6.875%, 02/15/14	1,284

		8,162

	Road & Rail — 0.2%
2,000	Burlington Northern Santa Fe LLC, 7.000%, 02/01/14	2,219
	Canadian National Railway Co., (Canada),
4,485	4.400%, 03/15/13	4,666
2,852	4.950%, 01/15/14	3,078
	CSX Corp.,
500	5.300%, 02/15/14	541
1,215	6.250%, 04/01/15	1,403
3,330	6.300%, 03/15/12	3,336
1,100	Norfolk Southern Corp., 5.750%, 01/15/16	1,274
	Ryder System, Inc.,
799	2.500%, 03/01/17	802
1,000	3.600%, 03/01/16	1,046
2,145	6.000%, 03/01/13	2,241
	Union Pacific Corp.,
1,588	5.125%, 02/15/14	1,714
4,235	5.450%, 01/31/13	4,418
1,455	7.000%, 02/01/16	1,737

		28,475

	Total Industrials	72,126

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 0.9%
	Communications Equipment — 0.0% (g)
	Cisco Systems, Inc.,
2,500	1.625%, 03/14/14	2,556
1,230	5.500%, 02/22/16	1,442

		3,998

	Computers & Peripherals — 0.4%
	Dell, Inc.,
1,075	2.300%, 09/10/15	1,115
5,353	3.100%, 04/01/16	5,717
2,310	4.700%, 04/15/13	2,407
600	5.625%, 04/15/14	658
	Hewlett-Packard Co.,
4,472	2.125%, 09/13/15	4,540
3,232	2.200%, 12/01/15	3,282
8,565	2.350%, 03/15/15	8,764
1,535	3.000%, 09/15/16	1,604
3,650	4.500%, 03/01/13	3,783
2,500	4.750%, 06/02/14	2,686
7,505	6.125%, 03/01/14	8,201

		42,757

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
805	3.375%, 11/01/15	826
7,721	6.875%, 07/01/13	8,262

		9,088

	IT Services — 0.1%
	International Business Machines Corp.,
1,375	0.875%, 10/31/14	1,381
3,081	1.250%, 02/06/17	3,070
5,860	1.950%, 07/22/16	6,059
3,025	2.100%, 05/06/13	3,085
1,250	6.500%, 10/15/13	1,369
650	7.500%, 06/15/13	706

		15,670

	Office Electronics — 0.1%
	Xerox Corp.,
3,425	4.250%, 02/15/15	3,647
2,505	8.250%, 05/15/14	2,814

		6,461

	Semiconductors & Semiconductor Equipment — 0.1%
2,943	Intel Corp., 1.950%, 10/01/16	3,058

SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Semiconductors & Semiconductor Equipment — Continued
6,197	National Semiconductor Corp., 3.950%, 04/15/15	6,771
4,610	Texas Instruments, Inc., 2.375%, 05/16/16	4,846

		14,675

	Software — 0.1%
3,155	Microsoft Corp., 2.950%, 06/01/14	3,334
4,025	Oracle Corp., 5.250%, 01/15/16	4,667

		8,001

	Total Information Technology	100,650

	Materials — 0.7%
	Chemicals — 0.4%
845	Air Products & Chemicals, Inc., 4.150%, 02/01/13	873
	Dow Chemical Co. (The),
900	2.500%, 02/15/16	927
4,314	5.900%, 02/15/15	4,869
2,469	7.600%, 05/15/14	2,806
	EI du Pont de Nemours & Co.,
2,856	1.950%, 01/15/16	2,945
3,225	3.250%, 01/15/15	3,451
1,708	5.000%, 01/15/13	1,772
2,840	5.250%, 12/15/16	3,340
960	Monsanto Co., 2.750%, 04/15/16	1,013
	Potash Corp. of Saskatchewan, Inc., (Canada),
3,153	3.750%, 09/30/15	3,404
2,650	5.250%, 05/15/14	2,901
	PPG Industries, Inc.,
410	1.900%, 01/15/16	414
5,994	5.750%, 03/15/13	6,271
	Praxair, Inc.,
2,240	2.125%, 06/14/13	2,278
1,920	3.950%, 06/01/13	1,997
830	4.625%, 03/30/15	923
3,390	5.375%, 11/01/16	3,958

		44,142

	Construction Materials — 0.0% (g)
975	CRH America, Inc., 6.000%, 09/30/16	1,063

	Metals & Mining — 0.3%
	BHP Billiton Finance USA Ltd., (Australia),
4,679	1.125%, 11/21/14	4,721
1,295	1.875%, 11/21/16	1,320
1,900	4.800%, 04/15/13	1,991
2,443	5.125%, 03/29/12	2,452

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
950	6.750%, 11/01/13	1,041
4,120	8.500%, 12/01/12	4,362
	Nucor Corp.,
635	4.875%, 10/01/12	649
650	5.000%, 06/01/13	682
	Rio Tinto Finance USA Ltd., (Australia),
1,160	1.875%, 11/02/15	1,187
897	2.250%, 09/20/16	933
8,900	8.950%, 05/01/14	10,390

		29,728

	Total Materials	74,933

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.9%
	AT&T, Inc.,
1,875	4.850%, 02/15/14	2,023
11,875	4.950%, 01/15/13	12,321
16,135	6.700%, 11/15/13	17,748
7,126	BellSouth Corp., 5.200%, 09/15/14	7,880
4,050	British Telecommunications plc, (United Kingdom), 5.150%, 01/15/13	4,205
	Deutsche Telekom International Finance B.V., (Netherlands),
2,015	2.250%, 03/06/17 (e)	2,002
3,380	4.875%, 07/08/14	3,629
1,000	5.750%, 03/23/16	1,134
550	5.875%, 08/20/13	586
8,745	France Telecom S.A., (France), 4.375%, 07/08/14	9,352
	Telecom Italia Capital S.A., (Luxembourg),
1,700	4.950%, 09/30/14	1,715
1,450	6.175%, 06/18/14	1,493
	Telefonica Emisiones S.A.U., (Spain),
500	3.729%, 04/27/15	502
1,121	3.992%, 02/16/16	1,128
1,280	4.949%, 01/15/15	1,326
2,110	5.855%, 02/04/13	2,181
	Verizon Communications, Inc.,
2,340	1.250%, 11/03/14	2,371
3,445	2.000%, 11/01/16	3,521
1,320	5.250%, 04/15/13	1,389
15,000	5.550%, 02/15/16	17,365
3,482	Verizon Global Funding Corp., 4.375%, 06/01/13	3,644

		97,515

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	221

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Wireless Telecommunication Services — 0.2%
3,170	Alltel Corp., 7.000%, 03/15/16	3,811
15,094	Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	16,417
4,075	Vodafone Group plc, (United Kingdom), 4.150%, 06/10/14	4,366

		24,594

	Total Telecommunication Services	122,109

	Utilities — 1.3%
	Electric Utilities — 0.9%
555	AEP Texas North Co., 5.500%, 03/01/13	580
490	Alabama Power Co., 4.850%, 12/15/12	506
2,160	Arizona Public Service Co., 6.250%, 08/01/16	2,558
	CenterPoint Energy Houston Electric LLC,
700	5.700%, 03/15/13	731
610	5.750%, 01/15/14	662
6,325	7.000%, 03/01/14	7,050
415	Commonwealth Edison Co., 1.950%, 09/01/16	421
	Consolidated Edison Co. of New York, Inc.,
2,000	3.850%, 06/15/13	2,082
2,725	5.500%, 09/15/16	3,191
1,645	Duke Energy Carolinas LLC, 5.750%, 11/15/13	1,785
	Duke Energy Corp.,
1,565	3.350%, 04/01/15	1,668
1,095	3.950%, 09/15/14	1,175
5,085	5.650%, 06/15/13	5,391
2,133	6.300%, 02/01/14	2,350
537	Duke Energy Ohio, Inc., 2.100%, 06/15/13	547
1,019	Entergy Corp., 3.625%, 09/15/15	1,038
1,000	Exelon Corp., 4.900%, 06/15/15	1,089
1,539	Exelon Generation Co. LLC, 5.350%, 01/15/14	1,655
2,075	Florida Power Corp., 4.800%, 03/01/13	2,162
4,803	Georgia Power Co., 6.000%, 11/01/13	5,229
817	LG&E and KU Energy LLC, 2.125%, 11/15/15	814
	MidAmerican Energy Co.,
2,800	4.650%, 10/01/14	3,066
225	5.125%, 01/15/13	234
	Midamerican Energy Holdings Co.,
1,025	3.150%, 07/15/12	1,035
1,567	5.875%, 10/01/12	1,611
	NextEra Energy Capital Holdings, Inc.,
1,239	5.350%, 06/15/13	1,298

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
3,220	7.875%, 12/15/15	3,863
5,935	Nisource Finance Corp., 6.150%, 03/01/13	6,250
1,060	Northern States Power Co., 8.000%, 08/28/12	1,098
	Ohio Power Co.,
3,230	5.750%, 09/01/13	3,456
530	6.000%, 06/01/16	611
1,650	Oncor Electric Delivery Co. LLC, 6.375%, 01/15/15	1,873
3,195	Pacific Gas & Electric Co., 4.800%, 03/01/14	3,447
750	PacifiCorp, 4.950%, 08/15/14	823
2,076	Peco Energy Co., 5.000%, 10/01/14	2,276
	Progress Energy, Inc.,
370	5.625%, 01/15/16	424
295	6.050%, 03/15/14	325
	PSEG Power LLC,
1,683	2.500%, 04/15/13	1,715
960	2.750%, 09/15/16	975
	Public Service Electric & Gas Co.,
1,150	2.700%, 05/01/15	1,212
1,200	5.000%, 08/15/14	1,317
	Sierra Pacific Power Co.,
890	5.450%, 09/01/13	944
2,330	Series M, 6.000%, 05/15/16	2,721
745	Southern California Edison Co., 4.150%, 09/15/14	804
	Southern Co. (The),
560	1.950%, 09/01/16	568
2,952	4.150%, 05/15/14	3,160
	Spectra Energy Capital LLC,
4,155	5.668%, 08/15/14	4,503
1,544	6.250%, 02/15/13	1,620
	Virginia Electric and Power Co.,
1,000	4.750%, 03/01/13	1,040
4,460	5.100%, 11/30/12	4,611

		99,564

	Gas Utilities — 0.3%
	AGL Capital Corp.,
810	4.450%, 04/15/13	833
1,000	4.950%, 01/15/15	1,077
1,320	6.375%, 07/15/16	1,545
	Atmos Energy Corp.,
6,038	4.950%, 10/15/14	6,593
760	5.125%, 01/15/13	789

SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Gas Utilities — Continued
	CenterPoint Energy Resources Corp.,
1,000	5.950%, 01/15/14	1,075
425	6.150%, 05/01/16	490
2,270	7.875%, 04/01/13	2,423
2,000	Consolidated Natural Gas Co., 5.000%, 03/01/14	2,145
668	Southern California Gas Co., 5.500%, 03/15/14	726
	TransCanada PipeLines Ltd., (Canada),
400	3.400%, 06/01/15	428
10,025	4.000%, 06/15/13	10,382
249	7.690%, 06/30/16	301

		28,807

	Multi-Utilities — 0.1%
1,515	PG&E Corp., 5.750%, 04/01/14	1,656
	Sempra Energy,
1,210	6.000%, 02/01/13	1,268
6,010	8.900%, 11/15/13	6,713
	Wisconsin Electric Power Co.,
1,815	6.000%, 04/01/14	2,004
460	6.250%, 12/01/15	541

		12,182

	Total Utilities	140,553

	Total Corporate Bonds (Cost $1,900,307)	1,938,382

Foreign Government Securities — 0.5%
29,787	Egypt Government AID Bonds, (Egypt), 4.450%, 09/15/15	33,595
247	Province of Manitoba, (Canada), 2.125%, 04/22/13	251
	Province of Ontario, (Canada),
1,370	2.300%, 05/10/16	1,421
8,655	2.700%, 06/16/15	9,140
6,530	2.950%, 02/05/15	6,924
1,250	4.100%, 06/16/14	1,349
3,420	United Mexican States, (Mexico), 6.375%, 01/16/13	3,564

	Total Foreign Government Securities (Cost $55,006)	56,244

Mortgage Pass-Through Securities — 7.8%
	Federal Home Loan Mortgage Corp.,
2,517	ARM, 2.176%, 12/01/36	2,665
92	ARM, 2.210%, 01/01/27	97
628	ARM, 2.282%, 06/01/36	664

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

4,499	ARM, 2.328%, 10/01/36	4,788
129	ARM, 2.384%, 12/01/27	136
320	ARM, 2.387%, 03/01/35	339
1,931	ARM, 2.480%, 08/01/36	2,042
1,666	ARM, 2.499%, 11/01/36	1,776
1,207	ARM, 2.510%, 12/01/36	1,285
1,849	ARM, 2.517%, 08/01/36	1,985
503	ARM, 2.578%, 07/01/36	538
3,154	ARM, 2.655%, 01/01/37	3,312
6	ARM, 2.768%, 12/01/17	6
3,842	ARM, 2.799%, 03/01/36	4,031
6,260	ARM, 2.882%, 03/01/35	6,635
4,596	ARM, 2.954%, 10/01/35	4,858
7,926	ARM, 3.270%, 03/01/36	8,483
290	ARM, 3.980%, 04/01/37	308
576	ARM, 4.139%, 08/01/37	610
2,233	ARM, 4.696%, 03/01/37	2,367
3,407	ARM, 4.831%, 04/01/38	3,614
2,916	ARM, 4.946%, 01/01/38	3,100
1,474	ARM, 5.000%, 03/01/37	1,565
1,005	ARM, 5.285%, 10/01/37	1,073
1,295	ARM, 5.471%, 02/01/37	1,369
1,263	ARM, 5.490%, 03/01/37	1,339
5,300	ARM, 5.690%, 06/01/37	5,639
11,360	ARM, 5.698%, 06/01/37	12,089
2,998	ARM, 5.707%, 05/01/37	3,181
2,149	ARM, 5.831%, 08/01/37	2,294
642	ARM, 5.989%, 08/01/36	690
5	ARM, 6.070%, 01/01/27	5
1,637	ARM, 6.077%, 04/01/37	1,714
916	ARM, 6.385%, 02/01/37	997
1,241	ARM, 6.415%, 11/01/37	1,340
1,671	ARM, 6.432%, 12/01/36	1,810
564	ARM, 7.022%, 08/01/37	593
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
4,640	4.000%, 07/01/18 - 07/01/19	4,943
1,859	4.500%, 04/01/16 - 10/01/18	1,995
26,063	5.000%, 03/01/18 - 01/01/21	28,144
23,949	5.500%, 11/01/12 - 01/01/24	26,012
21,601	6.000%, 08/01/16 - 12/01/23	23,282
23,110	6.500%, 07/01/14 - 08/01/21	24,951
11,222	7.000%, 03/01/15 - 03/01/17	12,056
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
2,709	6.000%, 01/01/19 - 10/01/24	2,979

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	223

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
8,594	6.500%, 08/01/18 - 03/01/26	9,600
25	7.000%, 03/01/14	27
191	7.500%, 10/01/16 - 07/01/18	208
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
1,011	6.000%, 09/01/17 - 07/01/32	1,104
1,849	7.000%, 08/01/38	2,110
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
17,528	7.500%, 12/01/36	20,459
6,367	10.000%, 10/01/30	7,634
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
50	8.000%, 04/01/17 - 05/01/19	55
10	8.250%, 08/01/17	10
	Federal National Mortgage Association,
50	ARM, 1.911%, 03/01/19	50
314	ARM, 2.056%, 01/01/35	331
3,506	ARM, 2.092%, 01/01/37	3,709
2,304	ARM, 2.192%, 02/01/37	2,434
643	ARM, 2.198%, 05/01/36	680
2,115	ARM, 2.273%, 08/01/36	2,247
125	ARM, 2.306%, 04/01/36	130
677	ARM, 2.323%, 10/01/36	716
20	ARM, 2.325%, 05/01/25	21
1	ARM, 2.345%, 10/01/27	1
1,051	ARM, 2.349%, 12/01/35	1,118
23	ARM, 2.365%, 06/01/27	24
1,646	ARM, 2.383%, 09/01/34	1,746
836	ARM, 2.405%, 10/01/36	890
4,165	ARM, 2.455%, 12/01/36	4,457
241	ARM, 2.472%, 12/01/36	257
480	ARM, 2.500%, 08/01/36	510
31	ARM, 2.541%, 07/01/27	32
27	ARM, 2.576%, 01/01/19	27
1,817	ARM, 2.592%, 08/01/36	1,935
533	ARM, 2.607%, 01/01/37	566
531	ARM, 2.640%, 12/01/36	567
1,875	ARM, 2.646%, 08/01/36	1,995
11	ARM, 2.722%, 10/01/25	11
9	ARM, 2.796%, 08/01/19	9
648	ARM, 2.896%, 12/01/36	692
4,436	ARM, 3.019%, 03/01/36	4,706
7,886	ARM, 3.186%, 03/01/36	8,343
5,082	ARM, 3.206%, 10/01/35	5,375
6,619	ARM, 3.220%, 03/01/36	7,010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

25	ARM, 3.250%, 11/01/16	25
889	ARM, 3.442%, 07/01/36	938
1,012	ARM, 3.460%, 04/01/37	1,066
9	ARM, 3.918%, 08/01/17	9
3,497	ARM, 4.017%, 03/01/37	3,730
2,263	ARM, 4.125%, 11/01/37	2,401
3,560	ARM, 5.226%, 11/01/37	3,780
1,492	ARM, 5.525%, 04/01/37	1,580
483	ARM, 5.543%, 07/01/37	504
133	ARM, 5.584%, 06/01/36	143
6,706	ARM, 5.611%, 01/01/23	7,298
2,145	ARM, 5.701%, 12/01/37	2,291
989	ARM, 5.702%, 03/01/47	1,064
72	ARM, 5.782%, 08/01/37	77
2,726	ARM, 5.783%, 11/01/37	2,912
60	ARM, 5.835%, 07/01/37	64
71	ARM, 5.932%, 08/01/36	76
2,884	ARM, 6.029%, 07/01/37	3,086
1,577	ARM, 6.036%, 04/01/38	1,681
3,429	ARM, 6.169%, 08/01/37	3,618
	Federal National Mortgage Association, 15 Year, Single Family,
5,445	4.000%, 07/01/18 - 01/01/19	5,839
8,734	4.500%, 05/01/18 - 05/01/19	9,388
13,219	5.000%, 12/01/13 - 07/01/20	14,307
78,736	5.500%, 01/01/18 - 01/01/25	85,896
59,973	6.000%, 06/01/13 - 07/01/24	64,907
35,332	6.500%, 09/01/13 - 03/01/23	38,903
7,826	7.000%, 03/01/15 - 01/01/18	8,376
36	7.500%, 05/01/15	38
429	8.000%, 11/01/15 - 10/01/16	462
	Federal National Mortgage Association, 20 Year, Single Family,
3,421	5.500%, 05/01/27	3,732
3,924	6.000%, 03/01/18 - 04/01/24	4,339
5,877	6.500%, 01/01/14 - 03/01/25	6,595
1,687	7.000%, 08/01/20 - 08/01/21	1,911
17	7.500%, 11/01/13 - 06/01/16	18
43	8.000%, 07/01/14 - 11/01/15	46
	Federal National Mortgage Association, 30 Year, FHA/VA,
281	5.500%, 08/01/34	307
49	6.000%, 07/01/17	53
16	8.500%, 03/01/27	17

SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association, 30 Year, Single Family,
57,582	5.500%, 05/01/33 - 09/01/38	63,187
60,135	6.000%, 04/01/35 - 01/01/38	66,928
54,684	6.500%, 03/01/26 - 10/01/38	61,914
18,704	7.000%, 04/01/37 - 08/01/37	21,687
151	8.000%, 12/01/30	180
12	8.500%, 09/01/21	14
150	9.000%, 02/01/31	187
30	9.500%, 07/01/28	35
12	10.000%, 02/01/24	13
	Federal National Mortgage Association, Other,
951	4.000%, 07/01/13 - 07/01/17	1,008
1,228	4.500%, 11/01/13 - 12/01/19	1,295
1,314	5.000%, 01/01/14 - 05/01/14	1,351
2,379	5.500%, 06/01/16 - 09/01/17	2,590
1,577	6.000%, 09/01/17	1,691
	Government National Mortgage Association II,
171	ARM, 1.625%, 07/20/21 - 11/20/25	176
69	ARM, 2.000%, 08/20/16 - 09/20/22	71
85	ARM, 2.375%, 05/20/17 - 01/20/28	88
18	ARM, 2.500%, 12/20/17 - 05/20/21	19
53	ARM, 3.000%, 01/20/16 - 05/20/20	55
9	ARM, 3.500%, 10/20/17 - 12/20/17	10
22	ARM, 4.000%, 11/20/15 - 08/20/18	23
	Government National Mortgage Association II, 30 Year, Single Family,
17,402	6.000%, 09/20/38	19,512
26,282	7.000%, 08/20/38 - 09/20/38	30,650
22	7.500%, 09/20/28	26
48	8.000%, 09/20/26 - 12/20/27	58
62	8.500%, 03/20/25 - 04/20/25	75
	Government National Mortgage Association, 15 Year, Single Family,
7	6.000%, 04/15/14	8
5,248	6.500%, 10/15/23	5,805
	Government National Mortgage Association, 30 Year, Single Family,
18	8.500%, 04/15/25	21
10	9.000%, 09/15/24 - 10/15/26	13
408	9.500%, 07/15/20 - 12/15/25	484
20	12.000%, 11/15/19	22

	Total Mortgage Pass-Through Securities (Cost $847,075)	866,168

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Supranational — 0.0% (g)
881	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $888)	906

U.S. Government Agency Securities — 21.0%
	Federal Farm Credit Bank,
26,150	1.875%, 12/07/12	26,485
4,000	2.200%, 04/08/13	4,086
36,025	2.350%, 09/23/13	37,146
25,000	2.500%, 03/26/13	25,602
10,000	2.600%, 03/04/13	10,238
8,000	2.625%, 04/17/14	8,358
2,769	2.700%, 08/19/13	2,862
1,580	3.000%, 02/12/14	1,659
5,000	3.000%, 09/22/14	5,305
16,493	3.875%, 01/10/13	17,003
2,000	5.100%, 09/18/12	2,054
1,400	5.250%, 08/21/13	1,501
5,000	5.450%, 12/11/13	5,445
	Federal Home Loan Bank,
22,000	1.125%, 05/18/12	22,047
4,800	1.375%, 06/08/12	4,816
34,125	1.625%, 06/14/13	34,710
30,785	1.750%, 12/14/12	31,146
85,000	1.875%, 06/21/13	86,763
10,000	2.000%, 09/14/12	10,099
25,865	2.375%, 03/14/14	26,891
15,085	2.500%, 06/13/14	15,781
74,350	2.625%, 09/13/13	76,950
16,705	2.750%, 12/12/14	17,682
36,830	2.750%, 03/13/15	39,123
18,800	3.000%, 06/24/13	19,467
10,000	3.050%, 06/28/13	10,344
2,980	3.125%, 03/08/13	3,068
153,715	3.125%, 12/13/13	161,218
21,685	3.125%, 03/11/16	23,645
16,230	3.500%, 03/08/13	16,769
18,825	3.875%, 03/08/13	19,522
15,895	4.250%, 06/14/13	16,703
10,000	4.500%, 09/14/12	10,229
5,000	4.875%, 12/14/12	5,180
10,000	4.875%, 11/27/13	10,782
44,470	4.875%, 12/13/13	47,997
24,980	5.000%, 03/14/14	27,245
20,025	5.250%, 09/13/13	21,519
17,575	5.375%, 06/14/13	18,722
29,755	5.375%, 06/13/14	33,053

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	225

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — Continued
6,670	7.000%, 08/15/14	7,716
	Federal Home Loan Mortgage Corp.,
57,900	0.500%, 10/15/13	57,904
30,000	0.750%, 12/28/12	30,134
50,100	1.000%, 08/20/14	50,746
50,000	1.000%, 08/27/14	50,807
25,100	1.350%, 04/29/14	25,598
20,000	1.750%, 06/15/12	20,095
10,000	1.750%, 09/10/15	10,397
45,000	2.000%, 08/25/16	47,127
10,000	2.125%, 09/21/12	10,109
20,000	2.500%, 05/27/16	21,341
11,038	4.000%, 06/12/13	11,561
25,000	4.125%, 12/21/12	25,782
15,000	4.500%, 01/15/13	15,560
25,000	4.500%, 01/15/14	27,000
15,960	4.500%, 04/02/14	17,287
75,196	5.000%, 01/30/14	81,814
65,505	5.000%, 07/15/14	72,493
25,000	5.125%, 07/15/12	25,475
20,000	5.250%, 04/18/16	23,505
	Federal National Mortgage Association,
5,700	Zero Coupon, 07/05/14	5,580
30,000	0.375%, 03/16/15	29,845
25,000	0.500%, 08/09/13	25,065
7,100	1.125%, 10/08/13	7,188
20,000	1.250%, 09/28/16	20,290
5,000	1.250%, 01/30/17	5,061
65,000	1.375%, 11/15/16	66,245
35,000	1.750%, 02/22/13	35,505
22,000	2.250%, 03/15/16	23,110
5,000	2.500%, 05/15/14	5,230
25,000	3.625%, 02/12/13	25,799
3,245	4.000%, 03/27/13	3,375
11,310	4.000%, 04/15/13	11,784
6,135	4.050%, 04/18/13	6,397
5,000	4.125%, 04/29/13	5,224
7,892	4.125%, 07/11/13	8,299
25,000	4.375%, 09/15/12	25,567
17,000	4.375%, 03/15/13	17,729
107,600	4.375%, 07/17/13	113,553
40,000	4.625%, 10/15/13	42,768
75,750	4.750%, 11/19/12	78,219
87,497	4.750%, 02/21/13	91,302
35,750	4.875%, 05/18/12	36,124
10,000	5.000%, 04/15/15	11,346

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,315	5.000%, 03/15/16	3,857
6,000	6.260%, 11/26/12	6,264
11,200	Federal National Mortgage Association Principal Strips, Zero Coupon, 07/15/16	10,602

	Total U.S. Government Agency Securities (Cost $2,275,984)	2,312,994

U.S. Treasury Obligations — 30.5%
9,775	U.S. Treasury Inflation Indexed Notes, 2.000%, 04/15/12	10,930
	U.S. Treasury Notes,
10,000	0.250%, 11/30/13	9,994
45,000	0.250%, 09/15/14	44,845
40,000	0.375%, 10/31/12	40,053
30,000	0.375%, 06/30/13	30,052
65,000	0.375%, 07/31/13	65,112
10,000	0.375%, 11/15/14	9,992
10,000	0.500%, 11/30/12	10,024
10,000	0.500%, 05/31/13	10,034
35,000	0.500%, 11/15/13	35,127
75,000	0.500%, 08/15/14	75,234
25,000	0.500%, 10/15/14	25,070
30,000	0.625%, 06/30/12	30,049
155,000	0.625%, 07/31/12 (m)	155,321
35,000	0.625%, 12/31/12	35,127
30,000	0.625%, 01/31/13	30,118
5,000	0.625%, 02/28/13	5,021
15,000	0.625%, 04/30/13	15,070
40,000	0.625%, 07/15/14	40,247
73,000	0.750%, 05/31/12	73,114
25,000	0.750%, 03/31/13	25,145
20,000	0.750%, 08/15/13	20,142
76,000	0.750%, 09/15/13	76,555
65,000	0.875%, 11/30/16	65,168
85,000	0.875%, 12/31/16	85,139
75,000	0.875%, 01/31/17	75,070
35,000	1.000%, 07/15/13	35,358
90,000	1.000%, 05/15/14	91,301
100,000	1.000%, 08/31/16 (m)	101,024
75,000	1.000%, 09/30/16	75,727
105,000	1.000%, 10/31/16	105,952
46,000	1.125%, 12/15/12	46,340
170,600	1.125%, 06/15/13 (m)	172,533
140,000	1.250%, 02/15/14 (m)	142,565
15,000	1.250%, 04/15/14	15,291
20,000	1.250%, 08/31/15	20,494
20,000	1.250%, 09/30/15	20,483

SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
28,300	1.375%, 05/15/12	28,374
136,565	1.375%, 09/15/12	137,461
85,000	1.375%, 10/15/12 (m)	85,637
104,680	1.375%, 11/15/12	105,563
15,000	1.375%, 01/15/13	15,155
30,000	1.375%, 02/15/13	30,336
72,000	1.375%, 03/15/13	72,869
30,000	1.375%, 05/15/13	30,411
40,000	1.500%, 06/30/16	41,303
81,620	1.500%, 07/31/16 (m)	84,266
78,210	1.750%, 08/15/12	78,784
25,000	1.750%, 01/31/14	25,688
35,000	1.750%, 07/31/15	36,444
100,000	1.750%, 05/31/16	104,352
10,000	1.875%, 06/15/12	10,051
75,000	1.875%, 02/28/14	77,320
30,750	1.875%, 04/30/14	31,769
20,000	1.875%, 06/30/15	20,900
40,000	2.000%, 04/30/16	42,138
25,000	2.125%, 12/31/15	26,438
75,000	2.125%, 02/29/16	79,359
30,250	2.250%, 01/31/15	31,833
40,000	2.375%, 10/31/14	42,075

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

50,000	2.375%, 03/31/16	53,437
15,000	2.500%, 04/30/15	15,949
5,000	2.750%, 11/30/16	5,447
4,300	3.125%, 09/30/13	4,494
35,000	3.250%, 12/31/16	38,992
50,000	4.000%, 02/15/15	55,219
25,000	4.500%, 02/15/16	28,762

	Total U.S. Treasury Obligations (Cost $3,336,228)	3,365,647

SHARES
Short-Term Investment — 2.6%
	Investment Company — 2.6%
286,458	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $286,458)	286,458

	Total Investments — 100.4% (Cost $10,928,924)	11,076,256
	Liabilities in Excess of Other Assets — (0.4)%	(41,080)

	NET ASSETS — 100.0%	$11,035,176

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	227

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 6.8%
	Ally Auto Receivables Trust,
160	Series 2010-1, Class A3, 1.450%, 05/15/14	162
89	Series 2010-3, Class A4, 1.550%, 08/17/15	90
137	Series 2011-3, Class A3, 0.970%, 08/17/15	138
126	Series 2011-4, Class A4, 1.140%, 06/15/16	126
	AmeriCredit Automobile Receivables Trust,
35	Series 2009-1, Class A3, 3.040%, 10/15/13	35
185	Series 2010-3, Class A3, 1.140%, 04/08/15	186
90	Series 2011-3, Class A3, 1.170%, 01/08/16	90
71	Series 2011-4, Class A3, 1.170%, 05/09/16	71
	Bank of America Auto Trust,
5	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	6
100	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	101
38	Series 2009-3A, Class A3, 1.670%, 12/15/13 (e)	38
	CarMax Auto Owner Trust,
37	Series 2010-1, Class A3, 1.560%, 07/15/14	37
202	Series 2010-1, Class A4, 2.400%, 04/15/15	206
113	Series 2011-2, Class A4, 1.350%, 02/15/17	114
	Chrysler Financial Auto Securitization Trust,
44	Series 2009-A, Class A3, 2.820%, 01/15/16	44
196	Series 2010-A, Class A3, 0.910%, 08/08/13	196
	CNH Equipment Trust,
21	Series 2010-A, Class A3, 1.540%, 07/15/14	21
155	Series 2011-A, Class A3, 1.200%, 05/16/16	156
131	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, VAR, 4.456%, 10/25/35	126
	Ford Credit Auto Owner Trust,
31	Series 2009-B, Class A3, 2.790%, 08/15/13	31
100	Series 2010-B, Class A4, 1.580%, 09/15/15	102
291	GSAMP Trust, Series 2006-NC1, Class A2, VAR, 0.424%, 02/25/36	232
26	Harley-Davidson Motorcycle Trust, Series 2009-4, Class A3, 1.870%, 02/15/14	26
236	Home Equity Asset Trust, Series 2006-3, Class 2A3, VAR, 0.424%, 07/25/36	228
15	Honda Auto Receivables Owner Trust, Series 2009-3, Class A3, 2.310%, 05/15/13	16
100	Huntington Auto Trust, Series 2011-1A, Class A4, 1.310%, 11/15/16 (e)	100
	Hyundai Auto Receivables Trust,
161	Series 2010-A, Class A3, 1.500%, 10/15/14	162
260	Series 2010-B, Class A4, 1.630%, 03/15/17	265
35	John Deere Owner Trust, Series 2011-A, Class A3, 1.290%, 01/15/16	35
123	Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3, 1.670%, 01/15/14	123

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

57	Nissan Auto Receivables Owner Trust, Series 2009-1, Class A3, 5.000%, 09/15/14	58
193	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, VAR, 0.444%, 02/25/36	185
202	Residential Asset Securities Corp., Series 2006-KS2, Class A3, VAR, 0.434%, 03/25/36	189
	Santander Drive Auto Receivables Trust,
150	Series 2010-1, Class A3, 1.840%, 11/17/14	151
35	Series 2010-3, Class A3, 1.200%, 06/16/14	35
300	Series 2010-B, Class A3, 1.310%, 02/17/14 (e)	301
200	Volkswagen Auto Loan Enhanced Trust, Series 2011-1, Class A4, 1.980%, 09/20/17	206
	World Omni Auto Receivables Trust,
17	Series 2010-A, Class A3, 1.340%, 12/16/13	17
45	Series 2010-A, Class A4, 2.210%, 05/15/15	46

	Total Asset-Backed Securities (Cost $4,522)	4,451

Collateralized Mortgage Obligations — 5.0%
	Agency CMO — 5.0%
	Federal Home Loan Mortgage Corp. REMICS,
247	Series 2594, Class QP, 4.000%, 03/15/33	261
160	Series 2686, Class VP, 5.000%, 09/15/17	165
200	Series 3209, Class EG, 4.500%, 08/15/20	219
	Federal National Mortgage Association REMICS,
84	Series 2003-42, Class EP, 4.000%, 11/25/22	86
350	Series 2003-92, Class PE, 4.500%, 09/25/18	379
163	Series 2005-31, Class PA, 5.500%, 10/25/34	181
200	Series 2005-48, Class MD, 5.000%, 04/25/34	217
99	Series 2007-76, Class DB, 6.000%, 05/25/33	104
200	Series 2008-68, Class VN, 5.500%, 03/25/27	218
224	Series 2010-64, Class DM, 5.000%, 06/25/40	244
281	Series 2010-64, Class EH, 5.000%, 10/25/35	297
	Government National Mortgage Association,
5	Series 2002-24, Class FA, VAR, 0.748%, 04/16/32 (m)	5
50	Series 2003-86, Class PE, 5.000%, 09/20/32	54
296	Series 2003-105, Class VH, 4.500%, 01/16/28	311
239	Series 2009-31, Class BV, 4.500%, 06/20/20	267
149	Series 2009-67, Class GK, 4.500%, 01/16/37	160
78	NCUA Guaranteed Notes, Series 2010-R3, Class 3A, 2.400%, 12/08/20	80

		3,248

	Non-Agency CMO — 0.0% (g)
40	MASTR Alternative Loans Trust, Series 2004-8, Class 7A1, 5.000%, 09/25/19	42

	Total Collateralized Mortgage Obligations (Cost $3,250)	3,290

SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — 0.3%
100	Nomura Asset Securities Corp., Series 1998-D6, Class A4, VAR, 7.897%, 03/15/30	105
56	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	60

	Total Commercial Mortgage-Backed Securities (Cost $168)	165

Corporate Bonds — 24.7%
	Consumer Discretionary — 0.6%
	Auto Components — 0.1%
65	Johnson Controls, Inc., 4.875%, 09/15/13	68

	Automobiles — 0.1%
70	Daimler Finance North America LLC, 6.500%, 11/15/13	76

	Broadcasting & Cable TV — 0.1%
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
24	3.125%, 02/15/16	25
45	3.500%, 03/01/16	48

		73

	Internet Retail — 0.0% (g)
30	eBay, Inc., 1.625%, 10/15/15	31

	Media — 0.3%
40	Comcast Corp., 6.500%, 01/15/15	46
40	Discovery Communications LLC, 3.700%, 06/01/15	43
50	NBCUniversal Media LLC, 2.875%, 04/01/16	52
30	Viacom, Inc., 6.250%, 04/30/16	35

		176

	Total Consumer Discretionary	424

	Consumer Staples — 2.2%
	Beverages — 0.7%
16	Anheuser-Busch InBev Worldwide, Inc., 1.500%, 07/14/14	16
	Bottling Group LLC,
45	5.000%, 11/15/13	49
65	6.950%, 03/15/14	73
160	Coca-Cola Co. (The), 3.625%, 03/15/14	170
85	PepsiCo, Inc., 3.750%, 03/01/14	90
50	SABMiller plc, (United Kingdom), 5.700%, 01/15/14 (e)	54

		452

	Food & Staples Retailing — 0.1%
	Kroger Co. (The),
20	3.900%, 10/01/15	22

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — Continued
20	7.500%, 01/15/14	22
45	Wal-Mart Stores, Inc., 7.250%, 06/01/13	49

		93

	Food Products — 1.4%
120	Bunge Ltd. Finance Corp., 5.875%, 05/15/13	126
50	Cargill, Inc., 4.375%, 06/01/13 (e)	52
35	General Mills, Inc., 5.250%, 08/15/13	37
	Kraft Foods, Inc.,
600	4.125%, 02/09/16	655
37	6.250%, 06/01/12	38

		908

	Total Consumer Staples	1,453

	Energy — 0.6%
	Energy Equipment & Services — 0.0% (g)
3	Noble Holding International Ltd., (Cayman Islands), 2.500%, 03/15/17	3
20	Transocean, Inc., (Cayman Islands), 5.050%, 12/15/16	22

		25

	Oil, Gas & Consumable Fuels — 0.6%
15	Anadarko Petroleum Corp., 5.750%, 06/15/14	16
35	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14	38
40	ConocoPhillips Australia Funding Co., 5.500%, 04/15/13	42
30	PC Financial Partnership, 5.000%, 11/15/14	33
43	Petrobras International Finance Co., (Cayman Islands), 3.500%, 02/06/17	44
	Shell International Finance B.V., (Netherlands),
30	1.875%, 03/25/13	31
15	3.100%, 06/28/15	16
35	4.000%, 03/21/14	37
100	Statoil ASA, (Norway), 5.125%, 04/30/14 (e)	109
29	Total Capital S.A., (France), 3.000%, 06/24/15	31

		397

	Total Energy	422

	Financials — 15.1%
	Capital Markets — 3.0%
200	Bank of New York Mellon Corp. (The), 4.500%, 04/01/13	208
100	BlackRock, Inc., 3.500%, 12/10/14	107
45	Charles Schwab Corp. (The), 4.950%, 06/01/14	49

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	229

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Capital Markets — Continued
	Credit Suisse USA, Inc.,
200	4.875%, 01/15/15	215
50	5.125%, 08/15/15	54
600	Goldman Sachs Group, Inc. (The), 4.750%, 07/15/13	622
85	Jefferies Group, Inc., 3.875%, 11/09/15	81
	Morgan Stanley,
100	5.375%, 10/15/15	104
280	6.750%, 10/15/13	297
15	Nomura Holdings, Inc., (Japan), 4.125%, 01/19/16	15
60	Northern Trust Corp., 5.500%, 08/15/13	64
135	State Street Corp., 4.300%, 05/30/14	144

		1,960

	Commercial Banks — 3.3%
45	Bank of Nova Scotia, (Canada), 3.400%, 01/22/15	48
110	Barclays Bank plc, (United Kingdom), 5.200%, 07/10/14	117
240	BB&T Corp., 5.200%, 12/23/15	265
20	Canadian Imperial Bank of Commerce, (Canada), 2.350%, 12/11/15	20
	Deutsche Bank AG, (Germany),
175	3.875%, 08/18/14	183
100	4.875%, 05/20/13	103
30	Fifth Third Bancorp, 3.625%, 01/25/16	32
20	M&T Bank Corp., 5.375%, 05/24/12	20
100	National City Corp., 4.900%, 01/15/15	110
50	SunTrust Banks, Inc., 3.600%, 04/15/16	52
250	U.S. Bank N.A., 6.300%, 02/04/14	274
800	Wachovia Corp., 5.500%, 05/01/13	843
128	Westpac Banking Corp., (Australia), 2.100%, 08/02/13	130

		2,197

	Consumer Finance — 2.2%
	American Express Credit Corp.,
130	5.875%, 05/02/13	137
150	7.300%, 08/20/13	163
	Capital One Financial Corp.,
70	3.150%, 07/15/16	72
20	7.375%, 05/23/14	22
720	HSBC Finance Corp., 5.000%, 06/30/15	763
200	John Deere Capital Corp., 5.250%, 10/01/12	206
55	Toyota Motor Credit Corp., 3.200%, 06/17/15	58

		1,421

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 3.9%
50	Bank of America Corp., 4.900%, 05/01/13	51
	BP Capital Markets plc, (United Kingdom),
60	3.125%, 03/10/12	60
80	3.625%, 05/08/14	85
	Caterpillar Financial Services Corp.,
150	4.900%, 08/15/13	159
50	6.125%, 02/17/14	55
	Citigroup, Inc.,
45	6.375%, 08/12/14	49
520	6.500%, 08/19/13	551
	CME Group, Inc.,
110	5.400%, 08/01/13	117
90	5.750%, 02/15/14	99
20	ERAC USA Finance LLC, 2.750%, 07/01/13 (e)	20
	General Electric Capital Corp.,
1,000	4.750%, 09/15/14	1,086
125	5.900%, 05/13/14	138
50	NASDAQ OMX Group, Inc. (The), 4.000%, 01/15/15	52
20	National Rural Utilities Cooperative Finance Corp., 2.625%, 09/16/12	20

		2,542

	FDIC Guaranteed Securities (~) — 1.1%
700	General Electric Capital Corp., 2.125%, 12/21/12	711

	Insurance — 0.3%
50	Allstate Corp. (The), 6.200%, 05/16/14	55
40	CNA Financial Corp., 5.850%, 12/15/14	43
100	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e)	104
20	Travelers Cos., Inc. (The), 6.250%, 06/20/16	24

		226

	Real Estate Investment Trusts (REITs) — 0.2%
35	ERP Operating LP, 5.250%, 09/15/14	38
50	HCP, Inc., 7.072%, 06/08/15	56
13	Simon Property Group LP, 4.200%, 02/01/15	14

		108

	Thrifts & Mortgage Finance — 1.1%
700	Countrywide Financial Corp., 5.800%, 06/07/12	706

	Total Financials	9,871

	Health Care — 0.0% (g)
	Biotechnology — 0.0% (g)
19	Amgen, Inc., 2.300%, 06/15/16	19

SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Industrials — 1.1%
	Aerospace & Defense — 0.4%
150	Boeing Co. (The), 5.125%, 02/15/13	156
100	Honeywell International, Inc., 3.875%, 02/15/14	106

		262

	Commercial Services & Supplies — 0.0% (g)
10	Pitney Bowes, Inc., 4.875%, 08/15/14	11

	Industrial Conglomerates — 0.1%
34	Danaher Corp., 1.300%, 06/23/14	34
30	Ingersoll-Rand Global Holding Co. Ltd., (Bermuda), 9.500%, 04/15/14	35

		69

	Machinery — 0.1%
40	PACCAR, Inc., 6.875%, 02/15/14	45

	Road & Rail — 0.5%
100	Burlington Northern Santa Fe LLC, 5.900%, 07/01/12	102
	Canadian National Railway Co., (Canada),
20	4.400%, 03/15/13	21
30	4.950%, 01/15/14	32
80	CSX Corp., 6.300%, 03/15/12	80
70	Union Pacific Corp., 5.450%, 01/31/13	73

		308

	Total Industrials	695

	Information Technology — 1.5%
	Communications Equipment — 0.1%
50	Cisco Systems, Inc., 5.500%, 02/22/16	59

	Computers & Peripherals — 0.3%
59	Dell, Inc., 3.100%, 04/01/16	63
	Hewlett-Packard Co.,
20	2.950%, 08/15/12	20
120	6.125%, 03/01/14	131

		214

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
15	3.375%, 11/01/15	15
40	6.875%, 07/01/13	43

		58

	IT Services — 0.2%
50	HP Enterprise Services LLC, 6.000%, 08/01/13	53

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
60	International Business Machines Corp., 4.750%, 11/29/12	62

		115

	Office Electronics — 0.2%
110	Xerox Corp., 8.250%, 05/15/14	124

	Semiconductors & Semiconductor Equipment — 0.2%
37	Intel Corp., 1.950%, 10/01/16	38
40	National Semiconductor Corp., 3.950%, 04/15/15	44
34	Texas Instruments, Inc., 2.375%, 05/16/16	36

		118

	Software — 0.4%
140	Microsoft Corp., 2.950%, 06/01/14	148
140	Oracle Corp., 4.950%, 04/15/13	147

		295

	Total Information Technology	983

	Materials — 0.6%
	Chemicals — 0.3%
40	Dow Chemical Co. (The), 7.600%, 05/15/14	46
	E.I. du Pont de Nemours & Co.,
29	1.950%, 01/15/16	30
45	3.250%, 01/15/15	48
33	5.000%, 01/15/13	34
50	Potash Corp. of Saskatchewan, Inc., (Canada), 3.750%, 09/30/15	54

		212

	Metals & Mining — 0.3%
71	BHP Billiton Finance USA Ltd., (Australia), 1.125%, 11/21/14	71
70	Rio Tinto Finance USA Ltd., (Australia), 8.950%, 05/01/14	82

		153

	Total Materials	365

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.3%
450	AT&T, Inc., 6.700%, 11/15/13	495
130	France Telecom S.A., (France), 4.375%, 07/08/14	139
50	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	51
125	Verizon Communications, Inc., 2.000%, 11/01/16	128

		813

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	231

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Wireless Telecommunication Services — 0.3%
120	Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	131
70	Vodafone Group plc, (United Kingdom), 4.150%, 06/10/14	75

		206

	Total Telecommunication Services	1,019

	Utilities — 1.4%
	Electric Utilities — 0.8%
200	Appalachian Power Co., 5.650%, 08/15/12	204
50	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	54
17	Commonwealth Edison Co., 1.950%, 09/01/16	17
	Duke Energy Corp.,
30	3.950%, 09/15/14	32
38	6.300%, 02/01/14	42
50	Nisource Finance Corp., 6.150%, 03/01/13	53
15	Progress Energy, Inc., 6.050%, 03/15/14	17
20	Southern California Edison Co., 4.150%, 09/15/14	22
	Southern Co. (The),
12	1.950%, 09/01/16	12
10	4.150%, 05/15/14	11
50	Spectra Energy Capital LLC, 5.668%, 08/15/14	54

		518

	Gas Utilities — 0.3%
85	Atmos Energy Corp., 4.950%, 10/15/14	93
80	Southern California Gas Co., 5.500%, 03/15/14	87
35	TransCanada PipeLines Ltd., (Canada), 4.000%, 06/15/13	36

		216

	Multi-Utilities — 0.3%
130	Dominion Resources, Inc., 5.700%, 09/17/12	133
20	PG&E Corp., 5.750%, 04/01/14	22

		155

	Total Utilities	889

	Total Corporate Bonds (Cost $15,783)	16,140

Foreign Government Securities — 0.2%
	Province of Ontario, (Canada),
100	2.950%, 02/05/15	106
45	4.100%, 06/16/14	49

	Total Foreign Government Securities (Cost $145)	155

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — 1.1%
203	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 6.000%, 10/01/24	223
155	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family, 6.000%, 06/01/34	173
134	Federal National Mortgage Association, 15 Year, Single Family, 6.000%, 04/01/21	144
150	Federal National Mortgage Association, 20 Year, Single Family, 5.500%, 02/01/23	165

	Total Mortgage Pass-Through Securities (Cost $693)	705

Supranational — 0.1%
38	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $38)	39

U.S. Government Agency Securities — 31.8%
	Federal Farm Credit Bank,
400	2.625%, 04/17/14	418
685	4.900%, 03/06/13	717
	Federal Home Loan Bank,
2,500	1.875%, 06/21/13	2,552
4,000	3.125%, 12/13/13	4,195
	Federal Home Loan Mortgage Corp.,
900	0.750%, 12/28/12	904
1,350	1.000%, 08/20/14	1,367
650	2.500%, 05/27/16	694
	Federal National Mortgage Association,
300	1.250%, 09/28/16	304
500	2.375%, 07/28/15	530
200	2.500%, 05/15/14	209
2,703	4.000%, 03/27/13	2,812
4,000	4.375%, 03/15/13	4,172
1,400	4.625%, 10/15/13	1,497
400	4.750%, 02/21/13	417

	Total U.S. Government Agency Securities (Cost $20,403)	20,788

U.S. Treasury Obligations — 29.4%
	U.S. Treasury Notes,
2,500	0.500%, 11/15/13 (m)	2,509
500	0.625%, 02/28/13	502
300	0.750%, 08/15/13	302
1,000	0.875%, 11/30/16	1,003
500	0.875%, 01/31/17	500
350	1.000%, 05/15/14	355
350	1.000%, 08/31/16	354
1,000	1.000%, 10/31/16	1,009
310	1.250%, 04/15/14	316
2,550	1.375%, 09/15/12	2,567

SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
1,420	1.375%, 02/15/13	1,436
400	1.375%, 11/30/15	411
290	1.500%, 06/30/16	299
200	1.500%, 07/31/16	206
1,700	1.750%, 08/15/12	1,713
700	1.750%, 07/31/15	729
260	1.750%, 05/31/16	271
2,500	2.000%, 11/30/13 (m)	2,574
800	2.000%, 04/30/16	843
415	2.125%, 02/29/16	439
300	2.375%, 03/31/16	321
215	2.500%, 04/30/15	229
250	2.625%, 04/30/16	270

	Total U.S. Treasury Obligations (Cost $18,934)	19,158

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.0% (g)
	Investment Company — 0.0% (g)
20	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $20)	20

	Total Investments — 99.4% (Cost $63,956)	64,911
	Other Assets in Excess of Liabilities — 0.6%	384

	NET ASSETS — 100.0%	$65,295

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	233

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 20.8%
	Federal Farm Credit Bank,
24,000	3.875%, 06/04/12 (m)	24,233
9,745	4.000%, 05/21/13	10,187
25,000	4.350%, 09/02/14 (m)	27,337
500	6.270%, 01/26/16	600
	Federal Home Loan Bank,
5,000	1.125%, 05/18/12	5,011
9,400	5.310%, 12/28/12	9,795
1,772	New Valley Generation I, 7.299%, 03/15/19	2,145
4,498	New Valley Generation II, 5.572%, 05/01/20	5,169

	Total U.S. Government Agency Securities (Cost $80,345)	84,477

U.S. Treasury Obligations — 78.1%
	U.S. Treasury Notes,
20,000	0.625%, 06/30/12	20,033
23,000	0.875%, 12/31/16	23,038
28,000	1.250%, 08/31/15	28,691
6,000	1.375%, 05/15/12	6,016
21,040	1.375%, 02/15/13	21,276
4,000	1.375%, 11/30/15	4,114
7,000	1.750%, 04/15/13	7,120
20,000	1.750%, 07/31/15	20,825
40,000	1.875%, 06/15/12	40,203

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

12,000	1.875%, 04/30/14	12,397
70,000	2.000%, 11/30/13	72,081
15,000	2.000%, 01/31/16	15,792
10,000	2.000%, 04/30/16	10,534
5,000	2.125%, 11/30/14	5,232
8,000	2.375%, 10/31/14	8,415
15,000	2.625%, 04/30/16	16,186
4,000	3.250%, 12/31/16	4,456

	Total U.S. Treasury Obligations (Cost $311,394)	316,409

SHARES
Short-Term Investment — 0.6%
	Investment Company — 0.6%
2,230	JPMorgan Federal Money Market Fund, Institutional Class Shares, 0.000% (b) (l) (Cost $2,230)	2,230

	Total Investments — 99.5% (Cost $393,969)	403,116
	Other Assets in Excess of Liabilities — 0.5%	1,884

	NET ASSETS — 100.0%	$405,000

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

J.P. Morgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 29, 2012.
BRL	— Brazilian Real
CDX	— Credit Default Swap Index
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of February 29, 2012. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO	— Collateralized Mortgage Obligation
CPI-U	— Consumer Price Index for All Urban Customers
DIP	— Debtor-in-Possession
DOP	— Dominican Peso
ESOP	— Employee Stock Ownership Program
EUR	— Euro
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 29, 2012. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

MXN	— Mexican Peso
PEN	— Peru Nuevo Sol
PIK	— Payment-in-Kind
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S.

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMICS	— Real Estate Mortgage Investment Conduits

Rev.	— Revenue

STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of February 29, 2012.
TRY	— New Turkish Lira
UYU	— Uruguayan Peso
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 29, 2012.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments
(amounts in thousands):

	Fund	Value	Percentage
	Core Bond Fund	$239,217	0.97%
	Core Plus Bond Fund	13,965	0.62
	High Yield Fund	71,957	0.62
	Limited Duration Bond Fund	2,392	0.60
	Mortgage-Backed Securities Fund	36,745	1.18

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of February 29, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign exchange currency contracts.

(r)	— Rates shown are per annum and payments are as described.
(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 29, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	235

J.P. Morgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of February 29, 2012.

~

—  Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

^	— All or a portion of the security is unsettled as of February 29, 2012. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
†	— The following approximates the value of investments restricted as collateral for swaps to various brokers (amounts in thousands):

Fund	Value
High Yield Fund	$920
Inflation Managed Bond Fund	140

SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	237

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2012

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund		Government Bond Fund
ASSETS:
Investments in non-affiliates, at value	$23,381,648	$2,100,484		$1,467,485
Investments in affiliates, at value	1,334,403	170,014		141,918

Total investment securities, at value	24,716,051	2,270,498		1,609,403
Cash	2,047	122		—
Foreign currency, at value	—	17		—
Receivables:
Investment securities sold	25,009	3,851		145
Fund shares sold	121,632	8,050		14,439
Interest and dividends from non-affiliates	116,777	19,629		5,240
Dividends from affiliates	186	19		1
Unrealized appreciation on forward foreign currency exchange contracts	—	39		—
Other assets (See Note 9)	—	253		—

Total Assets	24,981,702	2,302,478		1,629,228

LIABILITIES:
Payables:
Dividends	6,921	3,840		1,988
Investment securities purchased	339,572	15,771		—
Fund shares redeemed	32,631	5,587		2,949
Variation margin on futures contracts	—	2		—
Unrealized depreciation on forward foreign currency exchange contracts	—	21		—
Outstanding swap contracts, at value	—	8		—
Accrued liabilities:
Investment advisory fees	4,000	510		368
Administration fees	1,687	91		78
Shareholder servicing fees	2,739	376		52
Distribution fees	2,625	315		256
Custodian and accounting fees	171	42		15
Collateral management fees	—	—	(a)	—
Trustees’ and Chief Compliance Officer’s fees	15	2		3
Transfer agent fees	1,748	239		372
Other	1,044	3,047	(b)	91

Total Liabilities	393,153	29,851		6,172

Net Assets	$24,588,549	$2,272,627		$1,623,056

SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
NET ASSETS:
Paid-in-Capital	$23,107,152	$2,420,066	$1,446,878
Accumulated undistributed (distributions in excess of) net investment income	1,207	301	(35)
Accumulated net realized gains (losses)	28,569	(267,592)	(116)
Net unrealized appreciation (depreciation)	1,451,621	119,852	176,329

Total Net Assets	$24,588,549	$2,272,627	$1,623,056

Net Assets:
Class A	$5,937,341	$424,254	$615,219
Class B	53,729	4,990	11,661
Class C	2,400,830	398,777	201,498
Class R2	67,044	927	25,147
Class R5	190,711	—	—
Class R6	3,221,144	64,170	—
Institutional Class	—	39,168	—
Select Class	12,717,750	1,340,341	769,531

Total	$24,588,549	$2,272,627	$1,623,056

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	497,836	50,612	53,273
Class B	4,507	592	1,011
Class C	200,332	47,385	17,508
Class R2	5,628	111	2,179
Class R5	16,013	—	—
Class R6	270,128	7,657	—
Institutional Class	—	4,670	—
Select Class	1,067,348	159,969	66,674

Net Asset Value (c):
Class A — Redemption price per share	$11.93	$8.38	$11.55
Class B — Offering price per share (d)	11.92	8.43	11.54
Class C — Offering price per share (d)	11.98	8.42	11.51
Class R2 — Offering and redemption price per share	11.91	8.38	11.54
Class R5 — Offering and redemption price per share	11.91	—	—
Class R6 — Offering and redemption price per share	11.92	8.38	—
Institutional Class — Offering and redemption price per share	—	8.39	—
Select Class — Offering and redemption price per share	11.92	8.38	11.54
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.39	$8.71	$12.00

Cost of investments in non-affiliates	$21,930,027	$1,980,641	$1,291,156
Cost of investments in affiliates	1,334,403	170,014	141,918
Cost of foreign currency	—	16	—

(a)	Amount rounds to less than $1,000.
(b)	See Note 9.
(c)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(d)	Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	239

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands, except per share amounts)

	High Yield Fund	Inflation Managed Bond Fund		Limited Duration Bond Fund
ASSETS:
Investments in non-affiliates, at value	$11,000,627	$1,120,665		$342,718
Investments in affiliates, at value	552,312	50,101		56,538
Investments in affiliates — restricted, at value	920	140		—

Total investment securities, at value	11,553,859	1,170,906		399,256
Cash	3,626	—		—
Receivables:
Investment securities sold	94,519	—		48
Fund shares sold	38,737	11,793		359
Interest and dividends from non-affiliates	189,937	5,750		853
Dividends from affiliates	62	7		8
Outstanding swap contracts, at value	—	7,457		—

Total Assets	11,880,740	1,195,913		400,524

LIABILITIES:
Payables:
Dividends	29,547	1,221		407
Investment securities purchased	305,205	3,295		—
Fund shares redeemed	6,283	385		1,175
Outstanding swap contracts, at value	368	2,446		—
Accrued liabilities:
Investment advisory fees	5,559	219		37
Administration fees	277	—		—
Shareholder servicing fees	741	72		63
Distribution fees	387	29		43
Custodian and accounting fees	70	9		9
Collateral management fees	1	3		—
Trustees’ and Chief Compliance Officer’s fees	14	—	(a)	2
Other	1,690	206		98

Total Liabilities	350,142	7,885		1,834

Net Assets	$11,530,598	$1,188,028		$398,690

SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	High Yield Fund	Inflation Managed Bond Fund	Limited Duration Bond Fund
NET ASSETS:
Paid-in-Capital	$11,195,006	$1,157,247	$517,309
Accumulated undistributed (distributions in excess of) net investment income	427	(49)	(638)
Accumulated net realized gains (losses)	(4,068)	5,265	(75,479)
Net unrealized appreciation (depreciation)	339,233	25,565	(42,502)

Total Net Assets	$11,530,598	$1,188,028	$398,690

Net Assets:
Class A	$1,103,966	$134,099	$48,120
Class B	11,060	—	286
Class C	280,078	4,302	54,348
Class R2	6,968	11,174	—
Class R5	50,747	56	—
Class R6	1,461,496	167,997	3,642
Select Class	8,616,283	870,400	292,294

Total	$11,530,598	$1,188,028	$398,690

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	139,901	12,488	5,085
Class B	1,398	—	30
Class C	35,458	401	5,802
Class R2	884	1,040	—
Class R5	6,400	5	—
Class R6	184,655	15,642	384
Select Class	1,087,866	81,052	30,896

Net Asset Value (b):
Class A — Redemption price per share	$7.89	$10.74	$9.46
Class B — Offering price per share (c)	7.91	—	9.39
Class C — Offering price per share (c)	7.90	10.73	9.37
Class R2 — Offering and redemption price per share	7.88	10.74	—
Class R5 — Offering and redemption price per share	7.93	10.77	—
Class R6 — Offering and redemption price per share	7.91	10.74	9.47
Select Class — Offering and redemption price per share	7.92	10.74	9.46
Class A maximum sales charge	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$8.20	$11.16	$9.68

Cost of investments in non-affiliates	$10,665,292	$1,100,111	$385,220
Cost of investments in affiliates	552,312	50,101	56,538
Cost of investments in affiliates — restricted	920	140	—
Premiums received on swaps	4,266	—	—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	241

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Term Bond Fund II		Treasury & Agency Fund
ASSETS:
Investments in non-affiliates, at value	$2,894,487	$10,789,798	$64,891		$400,886
Investments in affiliates, at value	223,214	286,458	20		2,230

Total investment securities, at value	3,117,701	11,076,256	64,911		403,116
Cash	305	134	—		—
Receivables:
Investment securities sold	3,541	1,774	101		—
Fund shares sold	10,710	41,157	1		301
Interest from non-affiliates	10,937	58,789	477		2,224
Dividends from affiliates	39	1	—	(a)	—
Other assets (See Note 9)	—	—	9		—

Total Assets	3,143,233	11,178,111	65,499		405,641

LIABILITIES:
Payables:
Dividends	1,716	8,930	49		220
Investment securities purchased	68,804	115,977	—		—
Fund shares redeemed	12,618	13,436	31		181
Accrued liabilities:
Investment advisory fees	270	1,686	19		97
Administration fees	157	586	—	(a)	24
Shareholder servicing fees	177	1,403	7		1
Distribution fees	50	230	18		18
Custodian and accounting fees	55	84	6		6
Trustees’ and Chief Compliance Officer’s fees	1	3	—	(a)	—	(a)
Transfer agent fees	63	250	4		40
Audit fees	29	36	51		28
Other	74	314	19		26

Total Liabilities	84,014	142,935	204		641

Net Assets	$3,059,219	$11,035,176	$65,295		$405,000

SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Term Bond Fund II	Treasury & Agency Fund
NET ASSETS:
Paid-in-Capital	$2,920,620	$10,885,165	$124,040	$395,741
Accumulated undistributed (distributions in excess of) net investment income	238	489	(69)	(27)
Accumulated net realized gains (losses)	(6,440)	2,190	(59,631)	139
Net unrealized appreciation (depreciation)	144,801	147,332	955	9,147

Total Net Assets	$3,059,219	$11,035,176	$65,295	$405,000

Net Assets:
Class A	$255,946	$260,098	$3,943	$90,893
Class B	—	1,409	—	408
Class C	—	297,098	—	—
Class M	—	—	59,970	—
Class R6	1,538,507	3,530,135	—	—
Select Class	1,264,766	6,946,436	1,382	313,699

Total	$3,059,219	$11,035,176	$65,295	$405,000

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	21,780	23,702	451	9,328
Class B	—	127	—	42
Class C	—	26,901	—	—
Class M	—	—	6,864	—
Class R6	133,677	321,324	—	—
Select Class	109,896	632,291	158	32,234

Net Asset Value (b):
Class A — Redemption price per share	$11.75	$10.97	$8.74	$9.74
Class B — Offering price per share (c)	—	11.08	—	9.73
Class C — Offering price per share (c)	—	11.04	—	—
Class M — Redemption price per share	—	—	8.74	—
Class R6 — Offering and redemption price per share	11.51	10.99	—	—
Select Class — Offering and redemption price per share	11.51	10.99	8.76	9.73
Class A maximum sales charge	3.75%	2.25%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.21	$11.22	$8.94	$9.96

Class M maximum sales charge	—	—	1.50	—
Class M maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$—	$—	$8.87	$—

Cost of investments in non-affiliates	$2,749,686	$10,642,466	$63,936	$391,739
Cost of investments in affiliates	223,214	286,458	20	2,230

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	243

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2012

(Amounts in thousands)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$895,961	$112,607	$58,243
Dividend income from non-affiliates	—	681	—
Dividend income from affiliates	1,029	48	11
Foreign taxes withheld	—	(1)	—

Total investment income	896,990	113,335	58,254

EXPENSES:
Investment advisory fees	64,952	6,334	4,287
Administration fees	19,107	1,863	1,261
Distribution fees:
Class A	12,305	894	1,318
Class B	452	41	104
Class C	15,903	2,366	1,265
Class R2	245	3	90
Shareholder servicing fees:
Class A	12,305	894	1,318
Class B	150	13	35
Class C	5,301	789	421
Class R2	123	1	45
Class R5	83	—	—
Institutional Class	—	37	—
Select Class	29,044	3,205	1,753
Custodian and accounting fees	1,206	300	99
Collateral management fees	—	4	—
Professional fees	269	108	68
Trustees’ and Chief Compliance Officer’s fees	233	22	19
Printing and mailing costs	2,526	200	86
Registration and filing fees	653	103	57
Transfer agent fees	14,010	825	1,594
Other	218	34	26

Total expenses	179,085	18,036	13,846

Less amounts waived	(33,292)	(2,030)	(3,779)
Less earnings credits	(1)	— (a)	—

Net expenses	145,792	16,006	10,067

Net investment income (loss)	751,198	97,329	48,187

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	95,877	5,153	2,828
Futures	—	114	—
Foreign currency transactions	—	119	—
Swaps	—	233	—

Net realized gain (loss)	95,877	5,619	2,828

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	802,652	43,325	87,815
Futures	—	(2)	—
Foreign currency translations	—	(1)	—
Swaps	—	43	—
Unfunded commitments	—	— (a)	—

Change in net unrealized appreciation (depreciation)	802,652	43,365	87,815

Net realized/unrealized gains (losses)	898,529	48,984	90,643

Change in net assets resulting from operations	$1,649,727	$146,313	$138,830

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

244	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	High Yield Fund	Inflation Managed Bond Fund	Limited Duration Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$815,158	$25,207	$10,533
Interest income from affiliates	—	4	—
Dividend income from non-affiliates	5,783	—	—
Dividend income from affiliates	371	42	53
Income from securities lending (net)	1	—	—
Foreign taxes withheld	(36)	—	—

Total investment income	821,277	25,253	10,586

EXPENSES:
Investment advisory fees	65,816	3,139	1,035
Administration fees	8,935	792	365
Distribution fees:
Class A	2,377	268	150
Class B	98	—	4
Class C	1,893	23	452
Class R2	25	56	—
Shareholder servicing fees:
Class A	2,377	268	150
Class B	33	—	1
Class C	631	8	151
Class R2	12	28	—
Class R5	20	— (a)	—
Select Class	19,425	1,689	724
Custodian and accounting fees	459	73	78
Collateral management fees	2	17	—
Interest expense to affiliates	— (a)	—	—
Professional fees	416	102	55
Trustees’ and Chief Compliance Officer’s fees	91	8	4
Printing and mailing costs	1,390	40	42
Registration and filing fees	237	140	40
Transfer agent fees	7,368	340	175
Other	108	20	9

Total expenses	111,713	7,011	3,435

Less amounts waived	(17,458)	(1,567)	(1,073)
Less earnings credits	(3)	—	—
Less expense reimbursements	—	(27)	—

Net expenses	94,252	5,417	2,362

Net investment income (loss)	727,025	19,836	8,224

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	92,427	9,894	20
Swaps	17	59	—

Net realized gain (loss)	92,444	9,953	20

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(365,243)	21,298	(605)
Swaps	3,898	383	—
Unfunded commitments	(3)	—	—

Change in net unrealized appreciation (depreciation)	(361,348)	21,681	(605)

Net realized/unrealized gains (losses)	(268,904)	31,634	(585)

Change in net assets resulting from operations	$458,121	$51,470	$7,639

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	245

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund		Short Term Bond Fund II	Treasury & Agency Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$128,883		$220,130		$1,507	$7,900
Dividend income from affiliates	45		10		— (a)	— (a)
Income from securities lending (net)	—		2		—	—
Other income	—		—		18	—

Total investment income	128,928		220,142		1,525	7,900

EXPENSES:
Investment advisory fees	9,157		25,556		188	1,270
Administration fees	2,309		9,020		66	374
Distribution fees:
Class A	515		631		14	232
Class B	—		13		—	4
Class C	—		2,237		—	—
Class M	—		—		239	—
Shareholder servicing fees:
Class A	515		631		14	232
Class B	—		4		—	2
Class C	—		746		—	—
Class M	—		—		171	—
Select Class	2,185		16,085		4	825
Custodian and accounting fees	375		538		47	35
Professional fees	77		159		83	62
Trustees’ and Chief Compliance Officer’s fees	26		102		1	4
Printing and mailing costs	147		619		30	11
Registration and filing fees	97		18		35	46
Transfer agent fees	314		925		10	103
Other	28		87		38	9

Total expenses	15,745		57,371		940	3,209

Less amounts waived	(7,255)		(6,660)		(210)	(1,075)
Less earnings credits	—	(a)	—	(a)	—	—

Net expenses	8,490		50,711		730	2,134

Net investment income (loss)	120,438		169,431		795	5,766

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	3,426		21,965		408	3,459

Change in net unrealized appreciation (depreciation) of investments in non-affiliates	49,883		21,681		(208)	(883)

Net realized/unrealized gains (losses)	53,309		43,646		200	2,576

Change in net assets resulting from operations	$173,747		$213,077		$995	$8,342

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

246	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$751,198	$638,350	$97,329	$82,299
Net realized gain (loss)	95,877	59,497	5,619	15,238
Change in net unrealized appreciation (depreciation)	802,652	228,514	43,365	53,441

Change in net assets resulting from operations	1,649,727	926,361	146,313	150,978

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(167,204)	(134,985)	(16,667)	(12,510)
From net realized gains	(10,390)	—	(66)	—
Class B
From net investment income	(1,627)	(2,838)	(212)	(287)
From net realized gains	(102)	—	(1)	—
Class C
From net investment income	(57,590)	(74,656)	(12,642)	(10,137)
From net realized gains	(4,104)	—	(60)	—
Class R2
From net investment income	(1,556)	(945)	(25)	(13)
From net realized gains	(104)	—	— (a)	—
Class R5
From net investment income	(6,125)	(18,323)	—	—
From net realized gains	(344)	—	—	—
Class R6 (b)
From net investment income	(101,474)	(62,965)	(5,451)	(4,752)
From net realized gains	(5,323)	—	(13)	—
Institutional Class
From net investment income	—	—	(1,794)	(2,250)
From net realized gains	—	—	(6)	—
Select Class
From net investment income	(415,417)	(344,559)	(60,457)	(52,405)
From net realized gains	(21,935)	—	(224)	—

Total distributions to shareholders	(793,295)	(639,271)	(97,618)	(82,354)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,473,640	4,713,330	156,718	666,336

NET ASSETS:
Change in net assets	5,330,072	5,000,420	205,413	734,960
Beginning of period	19,258,477	14,258,057	2,067,214	1,332,254

End of period	$24,588,549	$19,258,477	$2,272,627	$2,067,214

Accumulated undistributed (distributions in excess of) net investment income	$1,207	$1,016	$301	$(180)

(a)	Amount rounds to less than $1,000.
(b)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	247

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$48,187	$53,969	$727,025	$603,943
Net realized gain (loss)	2,828	2,101	92,444	178,644
Change in net unrealized appreciation (depreciation)	87,815	8,867	(361,348)	438,198

Change in net assets resulting from operations	138,830	64,937	458,121	1,220,785

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(17,585)	(17,400)	(67,049)	(51,366)
From net realized gains	(929)	—	(20,119)	(2,548)
Class B
From net investment income	(367)	(782)	(823)	(1,431)
From net realized gains	(19)	—	(223)	(65)
Class C
From net investment income	(4,430)	(5,593)	(16,077)	(14,363)
From net realized gains	(289)	—	(4,993)	(767)
Class R2
From net investment income	(555)	(322)	(343)	(162)
From net realized gains	(31)	—	(105)	(9)
Class R5
From net investment income	—	—	(2,854)	(13,053)
From net realized gains	—	—	(911)	(918)
Class R6 (a)
From net investment income	—	—	(80,546)	(46,034)
From net realized gains	—	—	(24,047)	(2,110)
Select Class
From net investment income	(25,246)	(29,919)	(564,218)	(480,731)
From net realized gains	(1,151)	—	(160,198)	(23,094)

Total distributions to shareholders	(50,602)	(54,016)	(942,506)	(636,651)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	44,573	88,010	2,452,261	3,140,534

NET ASSETS:
Change in net assets	132,801	98,931	1,967,876	3,724,668
Beginning of period	1,490,255	1,391,324	9,562,722	5,838,054

End of period	$1,623,056	$1,490,255	$11,530,598	$9,562,722

Accumulated undistributed (distributions in excess of) net investment income	$(35)	$(36)	$427	$2,909

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

248	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Year Ended 2/29/2012	Period Ended 2/28/2011 (a)	Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,836	$2,259	$8,224	$8,638
Net realized gain (loss)	9,953	845	20	(2,518)
Change in net unrealized appreciation (depreciation)	21,681	3,884	(605)	24,133

Change in net assets resulting from operations	51,470	6,988	7,639	30,253

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,260)	(45)	(1,046)	(1,704)
From net realized gains	(558)	(1)	—	—
Class B
From net investment income	—	—	(6)	(24)
Class C
From net investment income	(47)	(1)	(782)	(1,262)
From net realized gains	(18)	(1)	—	—
Class R2
From net investment income	(202)	(1)	—	—
From net realized gains	(55)	— (b)	—	—
Class R5
From net investment income	(1)	(47)	—	—
From net realized gains	— (b)	(127)	—	—
Class R6 (c)(d)
From net investment income	(2,475)	(180)	(85)	(40)
From net realized gains	(664)	— (b)	—	—
Select Class
From net investment income	(14,952)	(1,939)	(5,955)	(5,612)
From net realized gains	(3,346)	(757)	—	—

Total distributions to shareholders	(24,578)	(3,099)	(7,874)	(8,642)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	733,633	423,614	1,632	48,768

NET ASSETS:
Change in net assets	760,525	427,503	1,397	70,379
Beginning of period	427,503	—	397,293	326,914

End of period	$1,188,028	$427,503	$398,690	$397,293

Accumulated undistributed (distributions in excess of) net investment income	$(49)	$52	$(638)	$(988)

(a)	Commencement of operations was March 31, 2010.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective November 30, 2010 for Inflation Managed Bond Fund
(d)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for Limited Duration Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	249

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$120,438	$108,897	$169,431	$162,775
Net realized gain (loss)	3,426	6,272	21,965	14,779
Change in net unrealized appreciation (depreciation)	49,883	40,214	21,681	31,764

Change in net assets resulting from operations	173,747	155,383	213,077	209,318

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,707)	(7,630)	(3,453)	(3,963)
From net realized gains	—	—	(509)	(385)
Class B
From net investment income	—	—	(14)	(26)
From net realized gains	—	—	(3)	(3)
Class C
From net investment income	—	—	(2,492)	(3,309)
From net realized gains	—	—	(580)	(459)
Class R6 (a)
From net investment income	(71,956)	(73,620)	(60,494)	(48,325)
From net realized gains	—	—	(6,372)	(3,598)
Select Class
From net investment income	(39,985)	(27,805)	(102,925)	(107,143)
From net realized gains	—	—	(12,400)	(8,462)

Total distributions to shareholders	(120,648)	(109,055)	(189,242)	(175,673)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	783,092	377,268	700,670	2,465,685

NET ASSETS:
Change in net assets	836,191	423,596	724,505	2,499,330
Beginning of period	2,223,028	1,799,432	10,310,671	7,811,341

End of period	$3,059,219	$2,223,028	$11,035,176	$10,310,671

Accumulated undistributed (distributions in excess of) net investment income	$238	$448	$489	$435

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

250	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Short Term Bond Fund II		Treasury & Agency Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$795	$1,397	$5,766	$7,662
Net realized gain (loss)	408	843	3,459	1,956
Change in net unrealized appreciation (depreciation)	(208)	(1,062)	(883)	(2,734)

Change in net assets resulting from operations	995	1,178	8,342	6,884

Net equalization credits (debits)	(9)	(14)	—	—

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(89)	(128)	(1,011)	(1,322)
Return of capital	(28)	—	—	—
From net realized gains	—	—	(866)	(1,585)
Class B
From net investment income	—	—	(3)	(9)
From net realized gains	—	—	(5)	(14)
Class M
From net investment income	(1,132)	(1,277)	—	—
Return of capital	(350)	—	—	—
Select Class
From net investment income	(31)	(41)	(4,411)	(6,315)
Return of capital	(7)	—	—	—
From net realized gains	—	—	(3,255)	(6,363)

Total distributions to shareholders	(1,637)	(1,446)	(9,551)	(15,608)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(18,657)	(18,560)	(65,660)	(48,468)

NET ASSETS:
Change in net assets	(19,308)	(18,842)	(66,869)	(57,192)
Beginning of period	84,603	103,445	471,869	529,061

End of period	$65,295	$84,603	$405,000	$471,869

Accumulated undistributed (distributions in excess of) net investment income	$(69)	$(20)	$(27)	$(369)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	251

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund			Core Plus Bond Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011		Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,237,584	$2,139,903		$213,708	$277,715
Dividends and distributions reinvested	167,616	118,480		14,788	9,618
Cost of shares redeemed	(1,636,587)	(1,490,961)		(139,858)	(138,398)

Change in net assets from Class A capital transactions	$1,768,613	$767,422		$88,638	$148,935

Class B
Proceeds from shares issued	$3,665	$3,711		$1,052	$1,742
Dividends and distributions reinvested	1,550	2,348		183	224
Cost of shares redeemed	(29,945)	(51,098)		(2,636)	(3,695)

Change in net assets from Class B capital transactions	$(24,730)	$(45,039)		$(1,401)	$(1,729)

Class C
Proceeds from shares issued	$787,975	$954,029		$203,046	$236,555
Dividends and distributions reinvested	54,239	59,474		11,288	7,516
Cost of shares redeemed	(705,633)	(1,208,984)		(110,440)	(118,713)

Change in net assets from Class C capital transactions	$136,581	$(195,481)		$103,894	$125,358

Class R2
Proceeds from shares issued	$38,188	$30,218		$596	$246
Dividends and distributions reinvested	1,353	672		17	9
Cost of shares redeemed	(11,441)	(8,714)		(58)	(119)

Change in net assets from Class R2 capital transactions	$28,100	$22,176		$555	$136

Class R5
Proceeds from shares issued	$110,448	$362,412		$—	$—
Dividends and distributions reinvested	4,516	16,135		—	—
Cost of shares redeemed	(53,846)	(735,436	)(a)	—	—

Change in net assets from Class R5 capital transactions	$61,118	$(356,889)		$—	$—

Class R6 (b)
Proceeds from shares issued	$1,224,327	$1,558,178	(a)	$27,195	$144,324
Dividends and distributions reinvested	100,309	52,872		2,676	1,610
Cost of shares redeemed	(546,737)	(444,955)		(125,950)	(8,529)

Change in net assets from Class R6 capital transactions	$777,899	$1,166,095		$(96,079)	$137,405

Institutional Class
Proceeds from shares issued	$—	$—		$42,118	$14,917
Dividends and distributions reinvested	—	—		1,304	1,229
Cost of shares redeemed	—	—		(32,382)	(37,401)

Change in net assets from Institutional Class capital transactions	$—	$—		$11,040	$(21,255)

Select Class
Proceeds from shares issued	$5,238,417	$5,174,077		$202,775	$416,851
Dividends and distributions reinvested	340,290	236,091		12,287	8,172
Cost of shares redeemed	(3,852,648)	(2,055,122)		(164,991)	(147,537)

Change in net assets from Select Class capital transactions	$1,726,059	$3,355,046		$50,071	$277,486

Total change in net assets from capital transactions	$4,473,640	$4,713,330		$156,718	$666,336

SEE NOTES TO FINANCIAL STATEMENTS.

252	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Core Bond Fund			Core Plus Bond Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011		Year Ended 2/29/2012	Year Ended 2/28/2011
SHARE TRANSACTIONS:
Class A
Issued	275,296	186,141		25,844	34,292
Reinvested	14,259	10,303		1,792	1,185
Redeemed	(139,217)	(129,866)		(16,943)	(17,059)

Change in Class A Shares	150,338	66,578		10,693	18,418

Class B
Issued	311	324		127	215
Reinvested	132	204		22	28
Redeemed	(2,574)	(4,459)		(318)	(455)

Change in Class B Shares	(2,131)	(3,931)		(169)	(212)

Class C
Issued	66,384	82,813		24,461	29,147
Reinvested	4,594	5,149		1,361	923
Redeemed	(60,129)	(104,770)		(13,331)	(14,555)

Change in Class C Shares	10,849	(16,808)		12,491	15,515

Class R2
Issued	3,246	2,638		72	30
Reinvested	115	59		2	1
Redeemed	(974)	(758)		(7)	(14)

Change in Class R2 Shares	2,387	1,939		67	17

Class R5
Issued	9,425	31,579		—	—
Reinvested	384	1,403		—	—
Redeemed	(4,573)	(64,141	)(a)	—	—

Change in Class R5 Shares	5,236	(31,159)		—	—

Class R6 (b)
Issued	104,207	135,996	(a)	3,327	17,806
Reinvested	8,545	4,596		324	198
Redeemed	(46,397)	(38,775)		(15,306)	(1,046)

Change in Class R6 Shares	66,355	101,817		(11,655)	16,958

Institutional Class
Issued	—	—		5,076	1,867
Reinvested	—	—		158	152
Redeemed	—	—		(3,902)	(4,609)

Change in Institutional Class Shares	—	—		1,332	(2,590)

Select Class
Issued	446,527	451,100		24,525	51,622
Reinvested	28,973	20,540		1,489	1,009
Redeemed	(327,134)	(179,057)		(20,005)	(18,203)

Change in Select Class Shares	148,366	292,583		6,009	34,428

(a)	On December 23, 2010, certain affiliated shareholders of the Core Bond Fund exchanged approximately 51,670,000 Class R5 Shares for 51,625,000 Class R6 Shares. This exchange amounted to approximately $592,658,000.
(b)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	253

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$326,590	$234,332	$738,348	$556,378
Dividends and distributions reinvested	12,481	10,735	76,054	44,269
Cost of shares redeemed	(230,354)	(227,639)	(521,842)	(373,147)
Redemption fees	—	—	9	40

Change in net assets from Class A capital transactions	$108,717	$17,428	$292,569	$227,540

Class B
Proceeds from shares issued	$481	$581	$658	$1,261
Dividends and distributions reinvested	292	588	816	908
Cost of shares redeemed	(9,587)	(17,120)	(7,655)	(8,159)
Redemption fees	—	—	— (a)	1

Change in net assets from Class B capital transactions	$(8,814)	$(15,951)	$(6,181)	$(5,989)

Class C
Proceeds from shares issued	$89,298	$103,239	$115,009	$118,174
Dividends and distributions reinvested	4,163	4,594	16,966	10,595
Cost of shares redeemed	(73,235)	(122,817)	(86,722)	(54,088)
Redemption fees	—	—	3	13

Change in net assets from Class C capital transactions	$20,226	$(14,984)	$45,256	$74,694

Class R2
Proceeds from shares issued	$18,405	$16,555	$5,073	$3,549
Dividends and distributions reinvested	227	123	293	107
Cost of shares redeemed	(10,359)	(4,002)	(1,780)	(1,234)
Redemption fees	—	—	— (a)	—	(a)

Change in net assets from Class R2 capital transactions	$8,273	$12,676	$3,586	$2,422

Class R5
Proceeds from shares issued	$—	$—	$43,132	$117,517
Dividends and distributions reinvested	—	—	3,545	13,762
Cost of shares redeemed	—	—	(21,763)	(262,979	)(b)
Redemption fees	—	—	— (a)	12

Change in net assets from Class R5 capital transactions	$—	$—	$24,914	$(131,688)

Class R6 (c)
Proceeds from shares issued	$—	$—	$827,721	$645,616	(b)
Dividends and distributions reinvested	—	—	75,212	18,515
Cost of shares redeemed	—	—	(329,773)	(141,844)
Redemption fees	—	—	10	33

Change in net assets from Class R6 capital transactions	$—	$—	$573,170	$522,320

Select Class
Proceeds from shares issued	$195,915	$251,390	$3,634,423	$3,512,844
Dividends and distributions reinvested	4,870	8,855	285,758	139,863
Cost of shares redeemed	(284,614)	(171,404)	(2,401,309)	(1,201,843)
Redemption fees	—	—	75	371

Change in net assets from Select Class capital transactions	$(83,829)	$88,841	$1,518,947	$2,451,235

Total change in net assets from capital transactions	$44,573	$88,010	$2,452,261	$3,140,534

SEE NOTES TO FINANCIAL STATEMENTS.

254	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Government Bond Fund		High Yield Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
SHARE TRANSACTIONS:
Class A
Issued	28,622	21,332	93,473	69,145
Reinvested	1,102	978	9,736	5,525
Redeemed	(20,333)	(20,838)	(66,177)	(47,068)

Change in Class A Shares	9,391	1,472	37,032	27,602

Class B
Issued	43	53	82	157
Reinvested	26	54	104	113
Redeemed	(865)	(1,571)	(943)	(1,016)

Change in Class B Shares	(796)	(1,464)	(757)	(746)

Class C
Issued	7,814	9,380	14,486	14,691
Reinvested	369	420	2,168	1,322
Redeemed	(6,553)	(11,320)	(11,002)	(6,732)

Change in Class C Shares	1,630	(1,520)	5,652	9,281

Class R2
Issued	1,616	1,522	639	443
Reinvested	20	11	37	14
Redeemed	(918)	(367)	(226)	(153)

Change in Class R2 Shares	718	1,166	450	304

Class R5
Issued	—	—	5,338	14,667
Reinvested	—	—	452	1,725
Redeemed	—	—	(2,692)	(32,225	)(b)

Change in Class R5 Shares	—	—	3,098	(15,833)

Class R6 (c)
Issued	—	—	104,498	80,090	(b)
Reinvested	—	—	9,625	2,285
Redeemed	—	—	(40,812)	(17,524)

Change in Class R6 Shares	—	—	73,311	64,851

Select Class
Issued	17,287	22,987	458,009	436,489
Reinvested	430	807	36,602	17,411
Redeemed	(25,960)	(15,684)	(301,621)	(149,268)

Change in Select Class Shares	(8,243)	8,110	192,990	304,632

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	On December 23, 2010, certain affiliated shareholders of the High Yield Fund exchanged approximately 30,054,000 Class R5 Shares for 30,090,000 Class R6 Shares. This exchange amounted to approximately $245,237,000.
(c)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	255

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Inflation Managed Bond Fund			Limited Duration Bond Fund
	Year Ended 2/29/2012	Period Ended 2/28/2011 (a)		Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$124,848	$28,146		$15,799	$38,234
Dividends and distributions reinvested	2,448	30		838	1,296
Cost of shares redeemed	(24,314)	(168)		(37,965)	(49,142)

Change in net assets from Class A capital transactions	$102,982	$28,008		$(21,328)	$(9,612)

Class B
Proceeds from shares issued	$—	$—		$146	$120
Dividends and distributions reinvested	—	—		5	20
Cost of shares redeemed	—	—		(684)	(1,253)

Change in net assets from Class B capital transactions	$—	$—		$(533)	$(1,113)

Class C
Proceeds from shares issued	$4,750	$358		$10,688	$18,131
Dividends and distributions reinvested	65	2		711	1,099
Cost of shares redeemed	(881)	(77)		(23,666)	(22,525)

Change in net assets from Class C capital transactions	$3,934	$283		$(12,267)	$(3,295)

Class R2
Proceeds from shares issued	$16,176	$50		$—	$—
Dividends and distributions reinvested	257	1		—	—
Cost of shares redeemed	(5,493)	—		—	—

Change in net assets from Class R2 capital transactions	$10,940	$51		$—	$—

Class R5
Proceeds from shares issued	$—	$38,487		$—	$—
Dividends and distributions reinvested	1	174		—	—
Cost of shares redeemed	—	(38,197	)(b)	—	—

Change in net assets from Class R5 capital transactions	$1	$464		$—	$—

Class R6 (c)(d)
Proceeds from shares issued	$127,370	$52,301	(b)	$241	$2,715
Dividends and distributions reinvested	2,020	180		60	5
Cost of shares redeemed	(17,281)	(1,114)		(531)	(180)

Change in net assets from Class R6 capital transactions	$112,109	$51,367		$(230)	$2,540

Select Class
Proceeds from shares issued	$673,454	$359,069		$77,630	$105,331
Dividends and distributions reinvested	5,771	1,617		1,247	1,549
Cost of shares redeemed	(175,558)	(17,245)		(42,887)	(46,632)

Change in net assets from Select Class capital transactions	$503,667	$343,441		$35,990	$60,248

Total change in net assets from capital transactions	$733,633	$423,614		$1,632	$48,768

SEE NOTES TO FINANCIAL STATEMENTS.

256	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Inflation Managed Bond Fund			Limited Duration Bond Fund
	Year Ended 2/29/2012	Period Ended 2/28/2011 (a)		Year Ended 2/29/2012	Year Ended 2/28/2011
SHARE TRANSACTIONS:
Class A
Issued	11,820	2,745		1,673	4,141
Reinvested	232	3		89	140
Redeemed	(2,295)	(17)		(4,018)	(5,310)

Change in Class A Shares	9,757	2,731		(2,256)	(1,029)

Class B
Issued	—	—		15	13
Reinvested	—	—		1	2
Redeemed	—	—		(73)	(137)

Change in Class B Shares	—	—		(57)	(122)

Class C
Issued	450	35		1,143	1,981
Reinvested	6	—	(e)	76	120
Redeemed	(83)	(7)		(2,532)	(2,449)

Change in Class C Shares	373	28		(1,313)	(348)

Class R2
Issued	1,532	5		—	—
Reinvested	24	—	(e)	—	—
Redeemed	(521)	—		—	—

Change in Class R2 Shares	1,035	5		—	—

Class R5
Issued	—	3,725		—	—
Reinvested	— (e)	17		—	—
Redeemed	—	(3,737	)(b)	—	—

Change in Class R5 Shares	— (e)	5		—	—

Class R6 (c)(d)
Issued	12,071	5,111	(b)	25	287
Reinvested	191	18		6	— (e)
Redeemed	(1,642)	(107)		(56)	(19)

Change in Class R6 Shares	10,620	5,022		(25)	268

Select Class
Issued	63,575	35,068		8,200	11,348
Reinvested	546	158		132	168
Redeemed	(16,617)	(1,678)		(4,545)	(5,017)

Change in Select Class Shares	47,504	33,548		3,787	6,499

(a)	Commencement of operations was March 31, 2010.
(b)	On December 23, 2010, certain affiliated shareholders of the Inflation Managed Bond Fund exchanged approximately 3,737,000 Class R5 Shares for 3,737,000 Class R6 Shares. This exchange amounted to approximately $38,189,000.
(c)	Commencement of offering of class of shares effective November 30, 2010 for Inflation Managed Bond Fund
(d)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for Limited Duration Bond Fund.
(e)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	257

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$179,183	$165,286	$156,917	$207,816
Dividends and distributions reinvested	7,956	6,761	3,566	3,609
Cost of shares redeemed	(111,826)	(101,004)	(151,573)	(217,210)

Change in net assets from Class A capital transactions	$75,313	$71,043	$8,910	$(5,785)

Class B
Proceeds from shares issued	$—	$—	$485	$825
Dividends and distributions reinvested	—	—	14	23
Cost of shares redeemed	—	—	(1,229)	(2,190)

Change in net assets from Class B capital transactions	$—	$—	$(730)	$(1,342)

Class C
Proceeds from shares issued	$—	$—	$136,801	$235,112
Dividends and distributions reinvested	—	—	2,901	3,348
Cost of shares redeemed	—	—	(164,985)	(263,450)

Change in net assets from Class C capital transactions	$—	$—	$(25,283)	$(24,990)

Class R6 (a)
Proceeds from shares issued	$109,623	$222,666	$2,828,419	$1,993,867
Subscriptions in-kind (See Note 8)	—	—	—	11,698
Dividends and distributions reinvested	68,234	66,963	34,592	24,050
Cost of shares redeemed	(137,520)	(126,219)	(2,246,411)	(1,173,029)

Change in net assets from Class R6 capital transactions	$40,337	$163,410	$616,600	$856,586

Select Class
Proceeds from shares issued	$1,030,428	$362,624	$3,966,568	$4,834,205
Dividends and distributions reinvested	26,656	19,795	13,530	8,205
Cost of shares redeemed	(389,642)	(239,604)	(3,878,925)	(3,201,194)

Change in net assets from Select Class capital transactions	$667,442	$142,815	$101,173	$1,641,216

Total change in net assets from capital transactions	$783,092	$377,268	$700,670	$2,465,685

SEE NOTES TO FINANCIAL STATEMENTS.

258	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
SHARE TRANSACTIONS:
Class A
Issued	15,364	14,441	14,292	18,959
Reinvested	684	590	325	329
Redeemed	(9,598)	(8,784)	(13,803)	(19,817)

Change in Class A Shares	6,450	6,247	814	(529)

Class B
Issued	—	—	44	75
Reinvested	—	—	1	2
Redeemed	—	—	(111)	(198)

Change in Class B Shares	—	—	(66)	(121)

Class C
Issued	—	—	12,382	21,331
Reinvested	—	—	263	304
Redeemed	—	—	(14,930)	(23,892)

Change in Class C Shares	—	—	(2,285)	(2,257)

Class R6 (a)
Issued	9,610	19,857	257,324	181,535
Subscriptions in-kind (See Note 8)	—	—	—	1,064
Reinvested	5,992	5,958	3,148	2,189
Redeemed	(11,987)	(11,228)	(204,160)	(106,968)

Change in Class R6 Shares	3,615	14,587	56,312	77,820

Select Class
Issued	90,151	32,322	360,863	440,703
Reinvested	2,337	1,763	1,232	747
Redeemed	(34,058)	(21,276)	(352,693)	(291,617)

Change in Select Class Shares	58,430	12,809	9,402	149,833

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	259

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Bond Fund II		Treasury & Agency Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012	Year Ended 2/28/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,251	$925	$36,901	$41,401
Dividends and distributions reinvested	105	119	1,689	2,258
Cost of shares redeemed	(4,607)	(1,060)	(47,250)	(41,712)

Change in net assets from Class A capital transactions	$(3,251)	$(16)	$(8,660)	$1,947

Class B
Proceeds from shares issued	$—	$—	$76	$98
Dividends and distributions reinvested	—	—	7	20
Cost of shares redeemed	—	—	(446)	(922)

Change in net assets from Class B capital transactions	$—	$—	$(363)	$(804)

Class M
Cost of shares redeemed	$(15,132)	$(17,852)	$—	$—

Change in net assets from Class M capital transactions	$(15,132)	$(17,852)	$—	$—

Select Class
Proceeds from shares issued	$257	$691	$101,413	$173,426
Dividends and distributions reinvested	18	20	2,735	3,163
Cost of shares redeemed	(549)	(1,403)	(160,785)	(226,200)

Change in net assets from Select Class capital transactions	$(274)	$(692)	$(56,637)	$(49,611)

Total change in net assets from capital transactions	$(18,657)	$(18,560)	$(65,660)	$(48,468)

SHARE TRANSACTIONS:
Class A
Issued	142	105	3,755	4,167
Reinvested	12	13	172	229
Redeemed	(521)	(120)	(4,794)	(4,200)

Change in Class A Shares	(367)	(2)	(867)	196

Class B
Issued	—	—	8	10
Reinvested	—	—	1	2
Redeemed	—	—	(46)	(93)

Change in Class B Shares	—	—	(37)	(81)

Class M
Redeemed	(1,714)	(2,018)	—	—

Change in Class M Shares	(1,714)	(2,018)	—	—

Select Class
Issued	29	78	10,307	17,423
Reinvested	2	2	279	321
Redeemed	(62)	(158)	(16,370)	(22,735)

Change in Select Class Shares	(31)	(78)	(5,784)	(4,991)

SEE NOTES TO FINANCIAL STATEMENTS.

260	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	261

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Core Bond Fund
Class A
Year Ended February 29, 2012	$11.46	$0.40	(e)	$0.49	$0.89	$(0.40)	$(0.02)	$(0.42)
Year Ended February 28, 2011	11.23	0.42	(e)	0.22	0.64	(0.41)	—	(0.41)
Year Ended February 28, 2010	10.59	0.55	(e)	0.64	1.19	(0.55)	—	(0.55)
Year Ended February 28, 2009	11.04	0.55	(e)	(0.46)	0.09	(0.54)	—	(0.54)
Year Ended February 29, 2008	10.67	0.48	(e)	0.37	0.85	(0.48)	—	(0.48)

Class B
Year Ended February 29, 2012	11.45	0.33	(e)	0.48	0.81	(0.32)	(0.02)	(0.34)
Year Ended February 28, 2011	11.22	0.34	(e)	0.22	0.56	(0.33)	—	(0.33)
Year Ended February 28, 2010	10.58	0.48	(e)	0.63	1.11	(0.47)	—	(0.47)
Year Ended February 28, 2009	11.03	0.47	(e)	(0.45)	0.02	(0.47)	—	(0.47)
Year Ended February 29, 2008	10.66	0.41	(e)	0.37	0.78	(0.41)	—	(0.41)

Class C
Year Ended February 29, 2012	11.51	0.33	(e)	0.48	0.81	(0.32)	(0.02)	(0.34)
Year Ended February 28, 2011	11.28	0.34	(e)	0.23	0.57	(0.34)	—	(0.34)
Year Ended February 28, 2010	10.65	0.46	(e)	0.65	1.11	(0.48)	—	(0.48)
Year Ended February 28, 2009	11.09	0.48	(e)	(0.45)	0.03	(0.47)	—	(0.47)
Year Ended February 29, 2008	10.73	0.42	(e)	0.35	0.77	(0.41)	—	(0.41)

Class R2
Year Ended February 29, 2012	11.45	0.37	(e)	0.48	0.85	(0.37)	(0.02)	(0.39)
Year Ended February 28, 2011	11.22	0.39	(e)	0.22	0.61	(0.38)	—	(0.38)
Year Ended February 28, 2010	10.59	0.49	(e)	0.67	1.16	(0.53)	—	(0.53)
November 3, 2008 (f) through February 28, 2009	10.26	0.17	(e)	0.34	0.51	(0.18)	—	(0.18)

Class R5 (g)
Year Ended February 29, 2012	11.44	0.43	(e)	0.49	0.92	(0.43)	(0.02)	(0.45)
Year Ended February 28, 2011	11.21	0.45	(e)	0.22	0.67	(0.44)	—	(0.44)
Year Ended February 28, 2010	10.58	0.58	(e)	0.63	1.21	(0.58)	—	(0.58)
Year Ended February 28, 2009	11.02	0.58	(e)	(0.45)	0.13	(0.57)	—	(0.57)
Year Ended February 29, 2008	10.66	0.52	(e)	0.35	0.87	(0.51)	—	(0.51)

Class R6 (h)
Year Ended February 29, 2012	11.46	0.44	(e)	0.48	0.92	(0.44)	(0.02)	(0.46)
Year Ended February 28, 2011	11.22	0.46	(e)	0.23	0.69	(0.45)	—	(0.45)
Year Ended February 28, 2010	10.59	0.59	(e)	0.63	1.22	(0.59)	—	(0.59)
Year Ended February 28, 2009	11.03	0.58	(e)	(0.45)	0.13	(0.57)	—	(0.57)
Year Ended February 29, 2008	10.67	0.52	(e)	0.36	0.88	(0.52)	—	(0.52)

Select Class
Year Ended February 29, 2012	11.45	0.42	(e)	0.49	0.91	(0.42)	(0.02)	(0.44)
Year Ended February 28, 2011	11.22	0.44	(e)	0.22	0.66	(0.43)	—	(0.43)
Year Ended February 28, 2010	10.58	0.56	(e)	0.64	1.20	(0.56)	—	(0.56)
Year Ended February 28, 2009	11.03	0.56	(e)	(0.46)	0.10	(0.55)	—	(0.55)
Year Ended February 29, 2008	10.67	0.50	(e)	0.35	0.85	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.
(h)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

262	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.93	7.89%	$5,937,341	0.75%	3.40%	0.98%	20%
11.46	5.75	3,982,404	0.74	3.62	0.97	24
11.23	11.45	3,154,129	0.73	4.94	0.97	18
10.59	0.87	1,322,130	0.75	5.12	0.98	18
11.04	8.21	780,006	0.75	4.51	0.99	14

11.92	7.17	53,729	1.40	2.78	1.48	20
11.45	5.06	76,034	1.39	2.98	1.46	24
11.22	10.71	118,596	1.38	4.37	1.47	18
10.58	0.21	80,648	1.40	4.42	1.48	18
11.03	7.49	78,048	1.40	3.86	1.49	14

11.98	7.15	2,400,830	1.40	2.76	1.48	20
11.51	5.04	2,181,719	1.39	2.97	1.47	24
11.28	10.65	2,326,774	1.38	4.12	1.47	18
10.65	0.33	250,444	1.40	4.46	1.48	18
11.09	7.38	133,975	1.40	3.86	1.49	14

11.91	7.54	67,044	1.00	3.14	1.23	20
11.45	5.51	37,096	0.99	3.36	1.22	24
11.22	11.16	14,608	0.98	4.41	1.22	18
10.59	5.00	63	1.00	4.96	1.25	18

11.91	8.21	190,711	0.45	3.70	0.53	20
11.44	6.06	123,327	0.44	3.91	0.51	24
11.21	11.69	470,155	0.43	5.26	0.53	18
10.58	1.26	259,552	0.45	5.43	0.53	18
11.02	8.41	177,019	0.45	4.82	0.54	14

11.92	8.16	3,221,144	0.40	3.75	0.48	20
11.46	6.22	2,334,504	0.39	3.98	0.47	24
11.22	11.72	1,144,420	0.39	5.36	0.47	18
10.59	1.30	754,336	0.40	5.41	0.48	18
11.03	8.48	782,067	0.40	4.86	0.48	14

11.92	8.09	12,717,750	0.58	3.58	0.73	20
11.45	5.96	10,523,393	0.57	3.79	0.72	24
11.22	11.61	7,029,375	0.57	5.08	0.72	18
10.58	1.03	2,699,976	0.60	5.21	0.73	18
11.03	8.25	2,456,097	0.60	4.66	0.73	14

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	263

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Core Plus Bond Fund
Class A
Year Ended February 29, 2012	$8.19	$0.38	(e)	$0.19	$0.57	$(0.38)	$—	(f)	$(0.38)
Year Ended February 28, 2011	7.85	0.37	(e)	0.34	0.71	(0.37)	—		(0.37)
Year Ended February 28, 2010	7.03	0.43	(e)	0.82	1.25	(0.43)	—		(0.43)
Year Ended February 28, 2009	7.85	0.41	(e)	(0.82)	(0.41)	(0.41)	—		(0.41)
Year Ended February 29, 2008	7.78	0.37		0.07	0.44	(0.37)	—		(0.37)

Class B
Year Ended February 29, 2012	8.24	0.33	(e)	0.19	0.52	(0.33)	—	(f)	(0.33)
Year Ended February 28, 2011	7.89	0.33	(e)	0.34	0.67	(0.32)	—		(0.32)
Year Ended February 28, 2010	7.06	0.38	(e)	0.83	1.21	(0.38)	—		(0.38)
Year Ended February 28, 2009	7.89	0.37	(e)	(0.83)	(0.46)	(0.37)	—		(0.37)
Year Ended February 29, 2008	7.82	0.32		0.08	0.40	(0.33)	—		(0.33)

Class C
Year Ended February 29, 2012	8.23	0.33	(e)	0.19	0.52	(0.33)	—	(f)	(0.33)
Year Ended February 28, 2011	7.88	0.32	(e)	0.35	0.67	(0.32)	—		(0.32)
Year Ended February 28, 2010	7.05	0.38	(e)	0.84	1.22	(0.39)	—		(0.39)
Year Ended February 28, 2009	7.89	0.37	(e)	(0.84)	(0.47)	(0.37)	—		(0.37)
Year Ended February 29, 2008	7.82	0.34		0.06	0.40	(0.33)	—		(0.33)

Class R2
Year Ended February 29, 2012	8.20	0.35	(e)	0.18	0.53	(0.35)	—	(f)	(0.35)
Year Ended February 28, 2011	7.85	0.34	(e)	0.35	0.69	(0.34)	—		(0.34)
Year Ended February 28, 2010	7.03	0.40	(e)	0.82	1.22	(0.40)	—		(0.40)
November 3, 2008 (g) through February 28, 2009	6.90	0.13	(e)	0.12	0.25	(0.12)	—		(0.12)

Class R6 (h)
Year Ended February 29, 2012	8.19	0.41	(e)	0.19	0.60	(0.41)	—	(f)	(0.41)
Year Ended February 28, 2011	7.85	0.40	(e)	0.34	0.74	(0.40)	—		(0.40)
Year Ended February 28, 2010	7.02	0.45	(e)	0.84	1.29	(0.46)	—		(0.46)
Year Ended February 28, 2009	7.85	0.44	(e)	(0.82)	(0.38)	(0.45)	—		(0.45)
Year Ended February 29, 2008	7.78	0.42		0.06	0.48	(0.41)	—		(0.41)

Institutional Class
Year Ended February 29, 2012	8.20	0.40	(e)	0.20	0.60	(0.41)	—	(f)	(0.41)
Year Ended February 28, 2011	7.85	0.40	(e)	0.34	0.74	(0.39)	—		(0.39)
June 19, 2009 (g) through February 28, 2010	7.38	0.31	(e)	0.48	0.79	(0.32)	—		(0.32)

Select Class
Year Ended February 29, 2012	8.19	0.39	(e)	0.19	0.58	(0.39)	—	(f)	(0.39)
Year Ended February 28, 2011	7.85	0.38	(e)	0.34	0.72	(0.38)	—		(0.38)
Year Ended February 28, 2010	7.02	0.44	(e)	0.83	1.27	(0.44)	—		(0.44)
Year Ended February 28, 2009	7.85	0.42	(e)	(0.82)	(0.40)	(0.43)	—		(0.43)
Year Ended February 29, 2008	7.78	0.39		0.07	0.46	(0.39)	—		(0.39)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

264	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.38	7.19%	$424,254	0.75%	4.63%	0.97%	23%
8.19	9.23	327,106	0.73	4.62	0.97	22
7.85	18.14	168,775	0.77	5.59	0.97	26
7.03	(5.32)	50,659	0.92	5.51	0.99	17
7.85	5.81	52,808	0.92	4.81	0.97	31

8.43	6.44	4,990	1.40	3.99	1.47	23
8.24	8.60	6,270	1.38	4.03	1.47	22
7.89	17.49	7,674	1.40	5.00	1.48	26
7.06	(5.93)	4,295	1.45	4.93	1.49	17
7.89	5.26	6,665	1.45	4.28	1.47	31

8.42	6.48	398,777	1.40	3.97	1.47	23
8.23	8.63	287,042	1.38	3.97	1.47	22
7.88	17.58	152,695	1.39	4.90	1.46	26
7.05	(5.99)	16,495	1.45	5.08	1.50	17
7.89	5.27	5,737	1.45	4.27	1.47	31

8.38	6.66	927	1.15	4.21	1.22	23
8.20	8.93	357	1.13	4.22	1.22	22
7.85	17.71	210	1.14	5.21	1.22	26
7.03	3.68	52	1.17	5.83	1.29	17

8.38	7.57	64,170	0.39	5.01	0.46	23
8.19	9.60	158,216	0.38	4.92	0.47	22
7.85	18.76	18,465	0.40	5.94	0.48	26
7.02	(4.98)	15,642	0.45	5.95	0.49	17
7.85	6.31	17,985	0.45	5.26	0.47	31

8.39	7.47	39,168	0.48	4.90	0.57	23
8.20	9.63	27,374	0.47	4.93	0.57	22
7.85	10.89	46,561	0.48	5.73	0.56	26

8.38	7.28	1,340,341	0.64	4.74	0.72	23
8.19	9.35	1,260,849	0.63	4.75	0.72	22
7.85	18.46	937,874	0.65	5.81	0.73	26
7.02	(5.21)	662,140	0.67	5.73	0.74	17
7.85	6.11	925,240	0.67	5.05	0.72	31

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	265

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Government Bond Fund
Class A
Year Ended February 29, 2012	$10.81	$0.38	$0.76		$1.14	$(0.38)	$(0.02)	$(0.40)
Year Ended February 28, 2011	10.70	0.39	0.11		0.50	(0.39)	—	(0.39)
Year Ended February 28, 2010	10.56	0.42	0.14		0.56	(0.42)	—	(0.42)
Year Ended February 28, 2009	10.55	0.42	0.01		0.43	(0.42)	—	(0.42)
Year Ended February 29, 2008	10.15	0.48	0.40		0.88	(0.48)	—	(0.48)

Class B
Year Ended February 29, 2012	10.80	0.30	0.76		1.06	(0.30)	(0.02)	(0.32)
Year Ended February 28, 2011	10.69	0.31	0.11		0.42	(0.31)	—	(0.31)
Year Ended February 28, 2010	10.55	0.34	0.14		0.48	(0.34)	—	(0.34)
Year Ended February 28, 2009	10.54	0.35	0.01		0.36	(0.35)	—	(0.35)
Year Ended February 29, 2008	10.14	0.41	0.40		0.81	(0.41)	—	(0.41)

Class C
Year Ended February 29, 2012	10.78	0.30	0.75		1.05	(0.30)	(0.02)	(0.32)
Year Ended February 28, 2011	10.66	0.31	0.12		0.43	(0.31)	—	(0.31)
Year Ended February 28, 2010	10.53	0.35	0.13		0.48	(0.35)	—	(0.35)
Year Ended February 28, 2009	10.53	0.34	0.01		0.35	(0.35)	—	(0.35)
Year Ended February 29, 2008	10.13	0.42	0.39		0.81	(0.41)	—	(0.41)

Class R2
Year Ended February 29, 2012	10.80	0.35	0.76		1.11	(0.35)	(0.02)	(0.37)
Year Ended February 28, 2011	10.69	0.37	0.11		0.48	(0.37)	—	(0.37)
Year Ended February 28, 2010	10.56	0.41	0.12		0.53	(0.40)	—	(0.40)
November 3, 2008 (e) through February 28, 2009	10.07	0.09	0.51		0.60	(0.11)	—	(0.11)

Select Class
Year Ended February 29, 2012	10.80	0.41	0.76		1.17	(0.41)	(0.02)	(0.43)
Year Ended February 28, 2011	10.69	0.42	0.11		0.53	(0.42)	—	(0.42)
Year Ended February 28, 2010	10.56	0.45	0.13		0.58	(0.45)	—	(0.45)
Year Ended February 28, 2009	10.55	0.46	—	(f)	0.46	(0.45)	—	(0.45)
Year Ended February 29, 2008	10.15	0.52	0.39		0.91	(0.51)	—	(0.51)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

266	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.55	10.67%	$615,219	0.74%	3.33%	1.03%	15%
10.81	4.69	474,402	0.74	3.56	0.99	18
10.70	5.42	453,605	0.74	3.96	1.03	12
10.56	4.27	372,703	0.75	4.04	1.02	13
10.55	8.98	220,780	0.75	4.70	0.98	2

11.54	9.87	11,661	1.47	2.68	1.53	15
10.80	3.92	19,524	1.47	2.85	1.49	18
10.69	4.64	34,957	1.47	3.26	1.53	12
10.55	3.50	48,296	1.48	3.34	1.52	13
10.54	8.20	43,513	1.46	4.02	1.48	2

11.51	9.81	201,498	1.47	2.61	1.53	15
10.78	4.02	171,114	1.47	2.83	1.49	18
10.66	4.58	185,498	1.47	3.23	1.53	12
10.53	3.46	136,707	1.48	3.24	1.52	13
10.53	8.25	46,407	1.46	3.99	1.48	2

11.54	10.41	25,147	0.99	3.07	1.28	15
10.80	4.45	15,782	0.99	3.28	1.24	18
10.69	5.09	3,151	0.99	3.62	1.27	12
10.56	5.97	164	1.00	2.59	1.30	13

11.54	10.96	769,531	0.47	3.62	0.78	15
10.80	4.97	809,433	0.47	3.83	0.74	18
10.69	5.59	714,113	0.47	4.23	0.78	12
10.56	4.54	605,421	0.48	4.38	0.77	13
10.55	9.26	616,581	0.48	5.01	0.73	2

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	267

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
High Yield Fund
Class A
Year Ended February 29, 2012	$8.33	$0.55	(e)	$(0.27)	$0.28	$(0.56)	$(0.16)	$(0.72)	$—	(f)
Year Ended February 28, 2011	7.72	0.63	(e)	0.64	1.27	(0.63)	(0.03)	(0.66)	—	(f)
Year Ended February 28, 2010	5.79	0.58		1.94	2.52	(0.59)	—	(0.59)	—	(f)
Year Ended February 28, 2009	7.59	0.52		(1.78)	(1.26)	(0.54)	—	(0.54)	—	(f)
Year Ended February 29, 2008	8.60	0.62		(0.93)	(0.31)	(0.61)	(0.09)	(0.70)	—	(f)

Class B
Year Ended February 29, 2012	8.35	0.51	(e)	(0.28)	0.23	(0.51)	(0.16)	(0.67)	—	(f)
Year Ended February 28, 2011	7.73	0.58	(e)	0.64	1.22	(0.57)	(0.03)	(0.60)	—	(f)
Year Ended February 28, 2010	5.81	0.55		1.91	2.46	(0.54)	—	(0.54)	—	(f)
Year Ended February 28, 2009	7.60	0.51		(1.80)	(1.29)	(0.50)	—	(0.50)	—	(f)
Year Ended February 29, 2008	8.61	0.58		(0.94)	(0.36)	(0.56)	(0.09)	(0.65)	—	(f)

Class C
Year Ended February 29, 2012	8.34	0.50	(e)	(0.27)	0.23	(0.51)	(0.16)	(0.67)	—	(f)
Year Ended February 28, 2011	7.72	0.58	(e)	0.64	1.22	(0.57)	(0.03)	(0.60)	—	(f)
Year Ended February 28, 2010	5.80	0.53		1.93	2.46	(0.54)	—	(0.54)	—	(f)
Year Ended February 28, 2009	7.59	0.50		(1.79)	(1.29)	(0.50)	—	(0.50)	—	(f)
Year Ended February 29, 2008	8.61	0.57		(0.94)	(0.37)	(0.56)	(0.09)	(0.65)	—	(f)

Class R2
Year Ended February 29, 2012	8.32	0.53	(e)	(0.27)	0.26	(0.54)	(0.16)	(0.70)	—	(f)
Year Ended February 28, 2011	7.71	0.60	(e)	0.65	1.25	(0.61)	(0.03)	(0.64)	—	(f)
Year Ended February 28, 2010	5.79	0.55		1.94	2.49	(0.57)	—	(0.57)	—	(f)
November 3, 2008 (g) through February 28, 2009	5.96	0.16		(0.17)	(0.01)	(0.16)	—	(0.16)	—	(f)

Class R5 (h)
Year Ended February 29, 2012	8.36	0.58	(e)	(0.27)	0.31	(0.58)	(0.16)	(0.74)	—	(f)
Year Ended February 28, 2011	7.74	0.68	(e)	0.62	1.30	(0.65)	(0.03)	(0.68)	—	(f)
Year Ended February 28, 2010	5.81	0.61		1.93	2.54	(0.61)	—	(0.61)	—	(f)
Year Ended February 28, 2009	7.61	0.55		(1.79)	(1.24)	(0.56)	—	(0.56)	—	(f)
Year Ended February 29, 2008	8.63	0.66		(0.95)	(0.29)	(0.64)	(0.09)	(0.73)	—	(f)

Class R6 (i)
Year Ended February 29, 2012	8.35	0.58	(e)	(0.28)	0.30	(0.58)	(0.16)	(0.74)	—	(f)
Year Ended February 28, 2011	7.73	0.65	(e)	0.65	1.30	(0.65)	(0.03)	(0.68)	—	(f)
Year Ended February 28, 2010	5.81	0.61		1.92	2.53	(0.61)	—	(0.61)	—	(f)
Year Ended February 28, 2009	7.60	0.57		(1.80)	(1.23)	(0.56)	—	(0.56)	—	(f)
Year Ended February 29, 2008	8.61	0.65		(0.93)	(0.28)	(0.64)	(0.09)	(0.73)	—	(f)

Select Class
Year Ended February 29, 2012	8.36	0.58	(e)	(0.28)	0.30	(0.58)	(0.16)	(0.74)	—	(f)
Year Ended February 28, 2011	7.74	0.65	(e)	0.65	1.30	(0.65)	(0.03)	(0.68)	—	(f)
Year Ended February 28, 2010	5.81	0.60		1.93	2.53	(0.60)	—	(0.60)	—	(f)
Year Ended February 28, 2009	7.60	0.56		(1.79)	(1.23)	(0.56)	—	(0.56)	—	(f)
Year Ended February 29, 2008	8.62	0.63		(0.92)	(0.29)	(0.64)	(0.09)	(0.73)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.
(i)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

268	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$7.89	3.69%	$1,103,966	1.15%	6.98%	1.34%	41%
8.33	17.07	856,717	1.14	7.81	1.32	45
7.72	44.71	580,690	1.14	8.40	1.32	45
5.79	(17.28)	184,739	1.15	8.10	1.31	18
7.59	(3.87)	79,217	1.12	7.54	1.32	48

7.91	3.02	11,060	1.80	6.34	1.84	41
8.35	16.40	17,991	1.79	7.24	1.82	45
7.73	43.46	22,430	1.79	7.80	1.82	45
5.81	(17.68)	16,720	1.80	7.33	1.81	18
7.60	(4.51)	26,052	1.78	6.88	1.82	48

7.90	3.03	280,078	1.80	6.33	1.84	41
8.34	16.45	248,488	1.79	7.17	1.82	45
7.72	43.58	158,503	1.79	7.75	1.83	45
5.80	(17.69)	36,872	1.80	7.37	1.81	18
7.59	(4.61)	29,517	1.78	6.88	1.82	48

7.88	3.46	6,968	1.40	6.72	1.59	41
8.32	16.82	3,609	1.39	7.49	1.58	45
7.71	44.25	1,004	1.39	8.10	1.60	45
5.79	(0.05)	50	1.40	8.84	1.59	18

7.93	4.11	50,747	0.86	7.28	0.89	41
8.36	17.45	27,619	0.85	8.54	0.87	45
7.74	44.95	148,162	0.84	8.71	0.87	45
5.81	(16.99)	53,497	0.85	8.55	0.87	18
7.61	(3.71)	18,807	0.86	7.83	0.86	48

7.91	4.01	1,461,496	0.81	7.32	0.84	41
8.35	17.59	929,762	0.80	7.99	0.83	45
7.73	44.84	359,553	0.79	8.76	0.83	45
5.81	(16.84)	91,880	0.80	8.44	0.81	18
7.60	(3.58)	77,356	0.81	7.87	0.81	48

7.92	3.95	8,616,283	0.90	7.23	1.09	41
8.36	17.44	7,478,536	0.89	8.06	1.07	45
7.74	44.86	4,567,712	0.89	8.67	1.08	45
5.81	(16.93)	1,837,745	0.90	8.36	1.06	18
7.60	(3.73)	1,544,252	0.87	7.81	1.06	48

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	269

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Inflation Managed Bond Fund
Class A
Year Ended February 29, 2012	$10.34	$0.22	(e)	$0.44	$0.66	$(0.21)	$(0.05)	$(0.26)
March 31, 2010 (f) through February 28, 2011	10.00	0.15	(e)	0.41	0.56	(0.16)	(0.06)	(0.22)

Class C
Year Ended February 29, 2012	10.34	0.16	(e)	0.43	0.59	(0.15)	(0.05)	(0.20)
March 31, 2010 (f) through February 28, 2011	10.00	0.11	(e)	0.39	0.50	(0.10)	(0.06)	(0.16)

Class R2
Year Ended February 29, 2012	10.35	0.20	(e)	0.42	0.62	(0.18)	(0.05)	(0.23)
March 31, 2010 (f) through February 28, 2011	10.00	0.15	(e)	0.39	0.54	(0.13)	(0.06)	(0.19)

Class R5
Year Ended February 29, 2012	10.37	0.24	(e)	0.44	0.68	(0.23)	(0.05)	(0.28)
March 31, 2010 (f) through February 28, 2011	10.00	0.24	(e)	0.34	0.58	(0.15)	(0.06)	(0.21)

Class R6
Year Ended February 29, 2012	10.34	0.25	(e)	0.44	0.69	(0.24)	(0.05)	(0.29)
November 30, 2010 (g) through February 28, 2011	10.39	0.04	(e)	0.01	0.05	(0.04)	(0.06)	(0.10)

Select Class
Year Ended February 29, 2012	10.34	0.24	(e)	0.44	0.68	(0.23)	(0.05)	(0.28)
March 31, 2010 (f) through February 28, 2011	10.00	0.19	(e)	0.38	0.57	(0.17)	(0.06)	(0.23)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of operations.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

270	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.74	6.42%	$134,099	0.74%	2.09%	1.02%	36%
10.34	5.62	28,242	0.73	1.60	1.24	69

10.73	5.68	4,302	1.39	1.47	1.53	36
10.34	5.01	284	1.39	1.17	2.78	69

10.74	6.04	11,174	0.99	1.85	1.27	36
10.35	5.40	53	1.00	1.54	3.66	69

10.77	6.57	56	0.53	2.23	0.57	36
10.37	5.85	53	0.55	2.46	0.72	69

10.74	6.68	167,997	0.49	2.37	0.53	36
10.34	0.49	51,944	0.49	1.99	0.57	69

10.74	6.56	870,400	0.59	2.22	0.77	36
10.34	5.70	346,927	0.59	1.97	1.18	69

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	271

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Limited Duration Bond Fund
Class A
Year Ended February 29, 2012	$9.46	$0.18	(c)	$(0.01)	$0.17	$(0.17)
Year Ended February 28, 2011	8.90	0.21	(c)	0.56	0.77	(0.21)
Year Ended February 28, 2010	7.80	0.24	(c)	1.11	1.35	(0.25)
Year Ended February 28, 2009	9.31	0.36	(c)	(1.50)	(1.14)	(0.37)
Year Ended February 29, 2008	9.77	0.46		(0.46)	—	(0.46)

Class B
Year Ended February 29, 2012	9.39	0.13	(c)	(0.01)	0.12	(0.12)
Year Ended February 28, 2011	8.83	0.17	(c)	0.56	0.73	(0.17)
Year Ended February 28, 2010	7.74	0.21	(c)	1.09	1.30	(0.21)
Year Ended February 28, 2009	9.24	0.31	(c)	(1.49)	(1.18)	(0.32)
Year Ended February 29, 2008	9.70	0.38		(0.43)	(0.05)	(0.41)

Class C
Year Ended February 29, 2012	9.37	0.13	(c)	(0.01)	0.12	(0.12)
Year Ended February 28, 2011	8.82	0.17	(c)	0.55	0.72	(0.17)
Year Ended February 28, 2010	7.72	0.20	(c)	1.11	1.31	(0.21)
Year Ended February 28, 2009	9.23	0.31	(c)	(1.50)	(1.19)	(0.32)
Year Ended February 29, 2008	9.68	0.38		(0.42)	(0.04)	(0.41)

Class R6 (d)
Year Ended February 29, 2012	9.47	0.22	(c)	(0.01)	0.21	(0.21)
Year Ended February 28, 2011	8.91	0.26	(c)	0.56	0.82	(0.26)
Year Ended February 28, 2010	7.80	0.31	(c)	1.09	1.40	(0.29)
Year Ended February 28, 2009	9.32	0.40	(c)	(1.51)	(1.11)	(0.41)
Year Ended February 29, 2008	9.77	0.50		(0.45)	0.05	(0.50)

Select Class
Year Ended February 29, 2012	9.46	0.20	(c)	(0.01)	0.19	(0.19)
Year Ended February 28, 2011	8.90	0.24	(c)	0.56	0.80	(0.24)
Year Ended February 28, 2010	7.80	0.26	(c)	1.11	1.37	(0.27)
Year Ended February 28, 2009	9.31	0.38	(c)	(1.50)	(1.12)	(0.39)
Year Ended February 29, 2008	9.77	0.49		(0.47)	0.02	(0.48)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

272	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$9.46	1.80%	$48,120	0.68%	1.89%	0.94%	21%
9.46	8.78	69,464	0.67	2.32	0.95	28
8.90	17.61	74,529	0.67	2.88	0.98	23
7.80	(12.52)	52,560	0.70	4.12	0.95	—
9.31	(0.06)	104,590	0.70	4.70	0.91	15

9.39	1.30	286	1.18	1.39	1.44	21
9.39	8.29	820	1.17	1.82	1.45	28
8.83	17.01	1,845	1.17	2.58	1.49	23
7.74	(12.97)	6,423	1.20	3.62	1.44	—
9.24	(0.56)	18,797	1.20	4.20	1.41	15

9.37	1.33	54,348	1.18	1.39	1.44	21
9.37	8.20	66,659	1.17	1.82	1.45	28
8.82	17.22	65,806	1.17	2.41	1.48	23
7.72	(13.09)	65,241	1.20	3.63	1.44	—
9.23	(0.47)	145,000	1.20	4.20	1.41	15

9.47	2.27	3,642	0.23	2.34	0.44	21
9.47	9.25	3,873	0.22	2.78	0.45	28
8.91	18.26	1,253	0.23	3.92	0.51	23
7.80	(12.21)	137,474	0.25	4.56	0.44	—
9.32	0.51	573,714	0.25	5.15	0.41	15

9.46	2.08	292,294	0.43	2.13	0.69	21
9.46	9.05	256,477	0.42	2.57	0.70	28
8.90	17.91	183,481	0.42	3.14	0.73	23
7.80	(12.27)	179,116	0.45	4.37	0.70	—
9.31	0.18	352,600	0.45	4.95	0.66	15

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	273

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Mortgage-Backed Securities Fund
Class A
Year Ended February 29, 2012	$11.50	$0.49	$0.25	$0.74	$(0.49)
Year Ended February 28, 2011	11.22	0.55	0.28	0.83	(0.55)
Year Ended February 28, 2010	10.42	0.73	0.82	1.55	(0.75)
Year Ended February 28, 2009	10.97	0.61	(0.57)	0.04	(0.59)
Year Ended February 29, 2008	10.65	0.50	0.31	0.81	(0.49)

Class R6 (c)
Year Ended February 29, 2012	11.28	0.54	0.23	0.77	(0.54)
Year Ended February 28, 2011	11.01	0.59	0.27	0.86	(0.59)
Year Ended February 28, 2010	10.23	0.79	0.78	1.57	(0.79)
Year Ended February 28, 2009	10.79	0.63	(0.56)	0.07	(0.63)
Year Ended February 29, 2008	10.48	0.54	0.31	0.85	(0.54)

Select Class
Year Ended February 29, 2012	11.27	0.53	0.23	0.76	(0.52)
Year Ended February 28, 2011	11.01	0.57	0.26	0.83	(0.57)
Year Ended February 28, 2010	10.23	0.76	0.79	1.55	(0.77)
Year Ended February 28, 2009	10.79	0.62	(0.57)	0.05	(0.61)
Year Ended February 29, 2008	10.48	0.52	0.31	0.83	(0.52)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

274	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.75	6.57%	$255,946	0.64%	4.29%	0.98%	21%
11.50	7.48	176,334	0.64	4.84	0.98	30
11.22	15.26	101,955	0.64	6.58	0.99	21
10.42	0.41	16,189	0.65	5.69	0.99	15
10.97	7.88	18,011	0.65	4.70	0.98	16

11.51	6.96	1,538,507	0.24	4.72	0.48	21
11.28	7.97	1,466,482	0.24	5.26	0.48	30
11.01	15.79	1,271,776	0.24	7.35	0.49	21
10.23	0.74	916,201	0.25	6.12	0.50	15
10.79	8.33	882,626	0.25	5.09	0.48	16

11.51	6.89	1,264,766	0.39	4.51	0.73	21
11.27	7.71	580,212	0.39	5.12	0.73	30
11.01	15.64	425,701	0.39	6.87	0.74	21
10.23	0.58	88,231	0.40	5.93	0.74	15
10.79	8.18	96,870	0.40	4.94	0.73	16

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	275

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Short Duration Bond Fund
Class A
Year Ended February 29, 2012	$10.95	$0.15	(c)	$0.04	$0.19	$(0.15)	$(0.02)	$(0.17)
Year Ended February 28, 2011	10.90	0.16	(c)	0.06	0.22	(0.16)	(0.01)	(0.17)
Year Ended February 28, 2010	10.61	0.26	(c)	0.29	0.55	(0.26)	—	(0.26)
Year Ended February 28, 2009	10.80	0.38		(0.19)	0.19	(0.38)	—	(0.38)
Year Ended February 29, 2008	10.52	0.44	(c)	0.26	0.70	(0.42)	—	(0.42)

Class B
Year Ended February 29, 2012	11.06	0.10	(c)	0.03	0.13	(0.09)	(0.02)	(0.11)
Year Ended February 28, 2011	11.00	0.11	(c)	0.06	0.17	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2010	10.70	0.22	(c)	0.28	0.50	(0.20)	—	(0.20)
Year Ended February 28, 2009	10.88	0.35		(0.21)	0.14	(0.32)	—	(0.32)
Year Ended February 29, 2008	10.60	0.39	(c)	0.26	0.65	(0.37)	—	(0.37)

Class C
Year Ended February 29, 2012	11.02	0.09	(c)	0.04	0.13	(0.09)	(0.02)	(0.11)
Year Ended February 28, 2011	10.97	0.10	(c)	0.06	0.16	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2010	10.68	0.20	(c)	0.30	0.50	(0.21)	—	(0.21)
Year Ended February 28, 2009	10.87	0.33		(0.20)	0.13	(0.32)	—	(0.32)
Year Ended February 29, 2008	10.59	0.39	(c)	0.26	0.65	(0.37)	—	(0.37)

Class R6 (d)
Year Ended February 29, 2012	10.97	0.20	(c)	0.05	0.25	(0.21)	(0.02)	(0.23)
Year Ended February 28, 2011	10.92	0.21	(c)	0.06	0.27	(0.21)	(0.01)	(0.22)
Year Ended February 28, 2010	10.62	0.31	(c)	0.30	0.61	(0.31)	—	(0.31)
Year Ended February 28, 2009	10.81	0.43		(0.19)	0.24	(0.43)	—	(0.43)
Year Ended February 29, 2008	10.53	0.49	(c)	0.27	0.76	(0.48)	—	(0.48)

Select Class
Year Ended February 29, 2012	10.96	0.18	(c)	0.05	0.23	(0.18)	(0.02)	(0.20)
Year Ended February 28, 2011	10.92	0.19	(c)	0.05	0.24	(0.19)	(0.01)	(0.20)
Year Ended February 28, 2010	10.62	0.29	(c)	0.30	0.59	(0.29)	—	(0.29)
Year Ended February 28, 2009	10.80	0.40		(0.18)	0.22	(0.40)	—	(0.40)
Year Ended February 29, 2008	10.53	0.46	(c)	0.26	0.72	(0.45)	—	(0.45)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

276	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.97	1.76%	$260,098	0.80%	1.36%	0.86%	40%
10.95	2.04	250,706	0.79	1.45	0.86	36
10.90	5.23	255,356	0.79	2.43	0.88	31
10.61	1.79	90,891	0.80	3.55	0.89	51
10.80	6.84	56,496	0.80	4.14	0.91	40

11.08	1.21	1,409	1.30	0.86	1.37	40
11.06	1.58	2,134	1.29	0.96	1.36	36
11.00	4.71	3,458	1.29	2.05	1.38	31
10.70	1.32	6,668	1.30	3.09	1.39	51
10.88	6.23	11,328	1.30	3.65	1.41	40

11.04	1.23	297,098	1.30	0.86	1.37	40
11.02	1.51	321,680	1.29	0.95	1.36	36
10.97	4.76	344,957	1.29	1.83	1.38	31
10.68	1.27	22,625	1.30	3.06	1.39	51
10.87	6.26	19,135	1.30	3.64	1.41	40

10.99	2.28	3,530,135	0.30	1.86	0.36	40
10.97	2.54	2,906,329	0.29	1.94	0.36	36
10.92	5.81	2,043,695	0.29	2.87	0.38	31
10.62	2.27	322,907	0.30	4.07	0.39	51
10.81	7.39	321,055	0.30	4.64	0.41	40

10.99	2.10	6,946,436	0.55	1.61	0.61	40
10.96	2.20	6,829,822	0.54	1.70	0.61	36
10.92	5.57	5,163,875	0.54	2.67	0.63	31
10.62	2.12	2,029,713	0.55	3.80	0.64	51
10.80	7.03	1,255,422	0.55	4.31	0.64	40

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	277

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Short Term Bond Fund II
Class A
Year Ended February 29, 2012	$8.83	$0.11	(c)	$0.02	$0.13	$(0.18)	$(0.04)	$(0.22)
Year Ended February 28, 2011	8.85	0.15	(c)	(0.01)	0.14	(0.16)	—	(0.16)
Year Ended February 28, 2010	8.76	0.20	(c)	0.11	0.31	(0.22)	—	(0.22)
Year Ended February 28, 2009	9.66	0.34	(c)	(0.90)	(0.56)	(0.34)	—	(0.34)
Year Ended February 29, 2008	9.84	0.45		(0.18)	0.27	(0.45)	—	(0.45)

Class M
Year Ended February 29, 2012	8.83	0.09	(c)	0.02	0.11	(0.16)	(0.04)	(0.20)
Year Ended February 28, 2011	8.85	0.13	(c)	(0.02)	0.11	(0.13)	—	(0.13)
Year Ended February 28, 2010	8.76	0.18	(c)	0.11	0.29	(0.20)	—	(0.20)
Year Ended February 28, 2009	9.66	0.29	(c)	(0.88)	(0.59)	(0.31)	—	(0.31)
Year Ended February 29, 2008	9.85	0.41		(0.18)	0.23	(0.42)	—	(0.42)

Select Class
Year Ended February 29, 2012	8.84	0.14	(c)	0.03	0.17	(0.21)	(0.04)	(0.25)
Year Ended February 28, 2011	8.87	0.17	(c)	(0.02)	0.15	(0.18)	—	(0.18)
Year Ended February 28, 2010	8.77	0.22	(c)	0.12	0.34	(0.24)	—	(0.24)
Year Ended February 28, 2009	9.68	0.37	(c)	(0.92)	(0.55)	(0.36)	—	(0.36)
Year Ended February 29, 2008	9.86	0.51		(0.22)	0.29	(0.47)	—	(0.47)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

278	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$8.74	1.52%	$3,943	0.75%	1.30%	1.16%	27%
8.83	1.54	7,222	0.75	1.67	1.12	49
8.85	3.61	7,263	0.74	2.26	1.05	48
8.76	(5.93)	6,456	0.75	3.61	1.09	91
9.66	2.78	22,655	0.75	4.51	1.01	338

8.74	1.27	59,970	1.00	1.03	1.27	27
8.83	1.26	75,712	1.00	1.43	1.22	49
8.85	3.36	93,816	0.99	2.01	1.16	48
8.76	(6.15)	113,828	1.00	3.19	1.19	91
9.66	2.42	144,078	1.00	4.26	1.11	338

8.76	1.90	1,382	0.50	1.53	0.92	27
8.84	1.68	1,669	0.50	1.95	0.87	49
8.87	3.98	2,366	0.49	2.51	0.84	48
8.77	(5.76)	5,611	0.50	3.92	0.83	91
9.68	3.02	83,064	0.50	4.76	0.75	338

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	279

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Treasury & Agency Fund
Class A
Year Ended February 29, 2012	$9.78	$0.12	(c)	$0.05	$0.17	$(0.11)	$(0.10)	$(0.21)
Year Ended February 28, 2011	9.96	0.13	(c)	(0.02)	0.11	(0.13)	(0.16)	(0.29)
Year Ended February 28, 2010	10.17	0.22	(c)	0.12	0.34	(0.22)	(0.33)	(0.55)
Year Ended February 28, 2009	10.04	0.11		0.20	0.31	(0.18)	—	(0.18)
Year Ended February 29, 2008	9.72	0.42		0.31	0.73	(0.41)	—	(0.41)

Class B
Year Ended February 29, 2012	9.76	0.07	(c)	0.06	0.13	(0.06)	(0.10)	(0.16)
Year Ended February 28, 2011	9.94	0.08	(c)	(0.02)	0.06	(0.08)	(0.16)	(0.24)
Year Ended February 28, 2010	10.15	0.18	(c)	0.11	0.29	(0.17)	(0.33)	(0.50)
Year Ended February 28, 2009	10.03	0.16		0.10	0.26	(0.14)	—	(0.14)
Year Ended February 29, 2008	9.71	0.42		0.26	0.68	(0.36)	—	(0.36)

Select Class
Year Ended February 29, 2012	9.77	0.14	(c)	0.05	0.19	(0.13)	(0.10)	(0.23)
Year Ended February 28, 2011	9.95	0.16	(c)	(0.02)	0.14	(0.16)	(0.16)	(0.32)
Year Ended February 28, 2010	10.16	0.24	(c)	0.12	0.36	(0.24)	(0.33)	(0.57)
Year Ended February 28, 2009	10.02	0.13		0.22	0.35	(0.21)	—	(0.21)
Year Ended February 29, 2008	9.70	0.44		0.31	0.75	(0.43)	—	(0.43)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

280	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$9.74	1.72%	$90,893	0.70%	1.17%	0.95%	35%
9.78	1.15	99,714	0.70	1.32	0.95	26
9.96	3.39	99,593	0.69	2.12	0.97	51
10.17	3.18	114,609	0.70	0.99	0.94	154
10.04	7.71	77,234	0.69	4.33	1.01	83

9.73	1.33	408	1.20	0.68	1.45	35
9.76	0.63	771	1.20	0.82	1.45	26
9.94	2.86	1,588	1.19	1.75	1.47	51
10.15	2.64	3,538	1.20	1.07	1.43	154
10.03	7.17	6,691	1.20	3.96	1.52	83

9.73	1.97	313,699	0.45	1.42	0.70	35
9.77	1.40	371,384	0.45	1.57	0.70	26
9.95	3.63	427,880	0.44	2.40	0.72	51
10.16	3.52	552,538	0.45	1.54	0.69	154
10.02	8.01	620,461	0.43	3.98	0.74	83

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	281

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. J.P. Morgan Mutual Fund Group (“MFG”) was organized as a Massachusetts business trust on May 11, 1987. Each of JPM I, JPM II and MFG (the “Trusts”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Core Bond Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Core Plus Bond Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Government Bond Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
High Yield Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Inflation Managed Bond Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Limited Duration Bond Fund	Class A, Class B, Class C, Class R6 and Select Class	JPM II	Diversified
Mortgage-Backed Securities Fund	Class A, Class R6 and Select Class	JPM II	Diversified
Short Duration Bond Fund	Class A, Class B, Class C, Class R6 and Select Class	JPM II	Diversified
Short Term Bond Fund II	Class A, Class M and Select Class	MFG	Diversified
Treasury & Agency Fund	Class A, Class B and Select Class	JPM II	Diversified

The investment objective of Core Bond Fund is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

The investment objective of Core Plus Bond Fund is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

The investment objective of Government Bond Fund is to seek a high level of current income with liquidity and safety of principal.

The investment objective of High Yield Fund is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities that are rated below investment grade or unrated. Capital appreciation is a secondary objective.

The investment objective of Inflation Managed Bond Fund is to seek to maximize inflation protected total return.

The investment objective of Limited Duration Bond Fund is to seek a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

The investment objective of Mortgage-Backed Securities Fund is to seek to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

The investment objective of Short Duration Bond Fund is to seek current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

The investment objective of Short-Term Bond Fund II is to seek a high level of income, consistent with preservation of capital.

The investment objective of Treasury & Agency Fund is to seek a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

Inflation Managed Bond Fund commenced operations on March 31, 2010. Prior to April 30, 2010, Class A, Class C, Class R5 and Select Class Shares were not publicly offered for investment. Class R6 Shares commenced operations November 30, 2010.

Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund.

Effective November 1, 2009, Class B Shares of the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A and Class M Shares generally provide for a front-end sales charge while Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund) provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years (except for Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

282	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Core Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset Backed Securities	$—	$1,003,728	$91,313	$1,095,041
Collateralized Mortgage Obligations
Agency CMO	—	5,299,085	—	5,299,085
Non-Agency CMO	—	2,477,762	146,340	2,624,102

Total Collateralized Mortgage Obligations	—	7,776,847	146,340	7,923,187

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	283

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

Core Bond Fund (continued)
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Commercial Mortgage-Backed Securities	$—		$540,768	$—		$540,768
Corporate Bonds
Consumer Discretionary	—		304,265	—		304,265
Consumer Staples	—		169,182	—		169,182
Energy	—		220,438	—		220,438
Financials	—		2,126,262	1,564		2,127,826
Health Care	—		65,167	—		65,167
Industrials	—		188,956	—		188,956
Information Technology	—		179,420	—		179,420
Materials	—		108,480	—		108,480
Telecommunication Services	—		240,887	—		240,887
Utilities	—		380,046	—		380,046

Total Corporate Bonds	—		3,983,103	1,564		3,984,667

Foreign Government Securities	—		108,168	—		108,168
Mortgage Pass-Through Securities	—		3,456,709	—		3,456,709
Municipal Bonds	—		51,202	—		51,202
Supranational	—		19,177	—		19,177
U.S. Government Agency Securities	—		427,221	—		427,221
U.S. Treasury Obligations	—		5,775,508	—		5,775,508
Short-Term Investment
Investment Company	1,334,403		—	—		1,334,403

Total Investments in Securities	$1,334,403		$23,142,431	$239,217		$24,716,051

Core Plus Bond Fund
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,909		$—	$369		$2,278
Consumer Staples	—		—	—	(a)	—	(a)
Financials	4,106		—	—		4,106
Industrials	5		—	—		5
Information Technology	126		—	—		126
Materials	5,113		—	212		5,325
Telecommunication Services	—	(b)	—	—	(a)	—	(b)
Utilities	17		—	—		17

Total Common Stocks	11,276		—	581		11,857

Preferred Stocks
Consumer Discretionary	—		5,300	—		5,300
Consumer Staples	—		—	—	(a)	—	(a)
Financials	—		5,575	—		5,575
Materials	—		—	204		204

Total Preferred Stocks	—		10,875	204		11,079

Debt Securities
Asset Backed Securities	—		52,228	3,125		55,353
Collateralized Mortgage Obligations
Agency CMO	—		305,445	—		305,445
Non-Agency CMO	—		158,183	2,484		160,667

Total Collateralized Mortgage Obligations	—		463,628	2,484		466,112

284	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Commercial Mortgage-Backed Securities	$—	$88,668	$—	$88,668
Convertible Bonds
Consumer Discretionary	—	162	—	162
Materials	—	647	—	647

Total Convertible Bonds	—	809	—	809

Corporate Bonds
Consumer Discretionary	—	113,970	406	114,376
Consumer Staples	—	41,771	92	41,863
Energy	—	82,902	—	82,902
Financials	—	264,577	—	264,577
Health Care	—	46,950	—	46,950
Industrials	—	76,550	152	76,702
Information Technology	—	33,471	2,856	36,327
Materials	—	70,869	3,569	74,438
Telecommunication Services	—	43,819	—	43,819
Utilities	—	65,754	—	65,754

Total Corporate Bonds	—	840,633	7,075	847,708

Foreign Government Securities	—	40,415	496	40,911
Mortgage Pass-Through Securities	—	114,541	—	114,541
Municipal Bonds	—	13,858	—	13,858
Supranational	—	1,653	—	1,653
U.S. Government Agency Securities	—	24,087	—	24,087
U.S. Treasury Obligations	—	378,339	—	378,339
Loan Participations & Assignments
Consumer Discretionary	—	27,330	—	27,330
Consumer Staples	—	371	—	371
Energy	—	812	—	812
Financials	—	3,055	—	3,055
Health Care	—	649	—	649
Industrials	—	4,255	—	4,255
Information Technology	—	2,519	—	2,519
Materials	—	2,151	—	2,151
Utilities	—	2,469	—	2,469

Total Loan Participations & Assignments	—	43,611	—	43,611

Warrants
Consumer Discretionary	—	1,898	—	1,898
Short-Term Investment
Investment Company	170,014	—	—	170,014

Total Investments in Securities	$181,290	$2,075,243	$13,965	$2,270,498

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	39	—	39
Futures Contracts	2	—	—	2

Total Appreciation in Other Financial Instruments	$2	$39	$—	$41

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(21)	—	(21)
Futures Contracts	(3)	—	—	(3)
Swaps	—	(8)	—	(8)

Total Depreciation in Other Financial Instruments	$(3)	$(29)	$—	$(32)

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	285

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

Government Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$141,918	$1,467,485	$—	$1,609,403

High Yield Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$34,329	$—	$5,453		$39,782
Consumer Staples	—	—	—	(a)	—	(a)
Financials	38,853	—	—		38,853
Health Care	5	—	—		5
Industrials	37	—	—		37
Information Technology	8,211	—	—	(a)	8,211
Materials	29,309	—	1,187		30,496
Telecommunication Services	—	—	—	(a)	—	(a)
Utilities	48	—	—		48

Total Common Stocks	110,792	—	6,640		117,432

Preferred Stocks
Consumer Discretionary	—	14,609	645		15,254
Consumer Staples	—	—	—	(a)	—	(a)
Financials	—	62,524	—		62,524
Information Technology	—	—	—	(a)	—	(a)
Materials	—	—	1,311		1,311

Total Preferred Stocks	—	77,133	1,956		79,089

Debt Securities
Asset Backed Securities	—	91	6,972		7,063
Commercial Mortgage-Backed Security	—	81,852	—		81,852
Convertible Bonds
Materials	—	13,573	—		13,573
Corporate Bonds
Consumer Discretionary	—	2,029,981	5,645		2,035,626
Consumer Staples	—	390,423	1,353		391,776
Energy	—	1,313,681	—		1,313,681
Financials	—	1,254,961	9,899		1,264,860
Health Care	—	723,915	1,537		725,452
Industrials	—	889,366	—		889,366
Information Technology	—	460,460	16,643		477,103
Materials	—	944,821	15,440		960,261
Telecommunication Services	—	695,527	—		695,527
Utilities	—	427,162	—		427,162

Total Corporate Bonds	—	9,130,297	50,517		9,180,814

Loan Participations & Assignments
Consumer Discretionary	—	664,810	—		664,810
Consumer Staples	—	114,385	—		114,385
Energy	—	15,708	—		15,708
Financials	—	106,826	—		106,826
Health Care	—	61,379	—		61,379
Industrials	—	132,489	—		132,489
Information Technology	—	136,536	5,872		142,408
Materials	—	124,287	—		124,287
Telecommunication Services	—	47,293	—		47,293
Utilities	—	89,524	—		89,524

Total Loan Participations & Assignments	—	1,493,237	5,872		1,499,109

286	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

High Yield Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Warrants
Consumer Discretionary	$—	$21,695	$—	$21,695
Short-Term Investments
Investment Companies	553,232	—	—	553,232

Total Investments in Securities	$664,024	$10,817,878	$71,957	$11,553,859

Appreciation in Other Financial Instruments
Swaps	$—	$3,898	$—	$3,898

Inflation Managed Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$50,241	$1,120,665	$—	$1,170,906

Appreciation in Other Financial Instruments
Swaps	$—	$7,457	$—	$7,457

Depreciation in Other Financial Instruments
Swaps	$—	$(2,446)	$—	$(2,446)

Limited Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset Backed Securities	$—	$50,920	$748	$51,668
Collateralized Mortgage Obligations
Agency CMO	—	126,286	—	126,286
Non-Agency CMO	—	89,666	—	89,666

Total Collateralized Mortgage Obligations	—	215,952	—	215,952

Commercial Mortgage-Backed Securities	—	11,281		11,281
Corporate Bonds
Financials	—	255	1,644	1,899

Total Corporate Bonds	—	255	1,644	1,899

Mortgage Pass-Through Securities	—	61,918	—	61,918
Short-Term Investment
Investment Company	56,538	—	—	56,538

Total Investments in Securities	$56,538	$340,326	$2,392	$399,256

Mortgage-Backed Securities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset Backed Securities	$—	$70,900	$12,713	$83,613
Collateralized Mortgage Obligations
Agency CMO	—	1,228,359	—	1,228,359
Non-Agency CMO	—	564,421	24,032	588,453

Total Collateralized Mortgage Obligations	—	1,792,780	24,032	1,816,812

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	287

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

Mortgage-Backed Securities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Commercial Mortgage-Backed Securities	$—	$41,948	$—	$41,948
Mortgage Pass-Through Securities	—	928,807	—	928,807
U.S. Government Agency Securities	—	9,377	—	9,377
U.S. Treasury Obligations	—	13,930	—	13,930
Short-Term Investment
Investment Company	223,214	—	—	223,214

Total Investment Securities	$223,214	$2,857,742	$36,745	$3,117,701

Short Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$286,458	$10,789,798	$—	$11,076,256

Short Term Bond Fund II
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$20	$64,891	$—	$64,911

Treasury & Agency Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$2,230	$400,886	$—	$403,116

(a)	Security has zero value.
(b)	Amount rounds to less than $1,000.
(c)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended February 29, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Core Bond Fund	Balance as of 2/28/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/29/12
Investments in Securities
Asset-Backed Securities	$20,798	$—	$(8)	$45	$101,384	$(46,011)	$15,105	$—	$91,313
Collateralized Mortgage Obligations
Agency CMO	13,778	—	—	—	—	—	—	(13,778)	—
Non-Agency CMO	28,884	(3,979)	3,497	96	167,486	(49,644)	—	—	146,340
Corporate Bonds — Financials	1,572	—	(9)	1	—	—	—	—	1,564

Total	$65,032	$(3,979)	$3,480	$142	$268,870	$(95,655)	$15,105	$(13,778)	$239,217

288	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Core Plus Bond Fund	Balance as of 2/28/11	Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/29/12
Investments in Securities
Asset-Backed Securities	$4,502	$—	(a)	$229	$10	$—		$(1,616)	$—	$—	$3,125
Collateralized Mortgage Obligations
Non-Agency CMOs	—	—		(14)	—	3,287		(789)	—	—	2,484
Common Stocks — Consumer Discretionary	248	—		121	—	—		—	—	—	369
Common Stocks — Consumer Staples	30	—		(30)	—	—		—	—	—	—	(b)
Common Stocks — Information Technology	1,688	—		(414)	—	—		(1,274)	—	—	—
Common Stocks — Materials	—	—		(36)	—	248		—	—	—	212
Common Stocks — Telecommunication Services	—	—		—	—	—	(b)	—	—	—	—	(b)
Corporate Bonds — Consumer Discretionary	—	—		(105)	17	494		—	—	—	406
Corporate Bonds — Consumer Staples	153	—		(85)	—	24		—	—	—	92
Corporate Bonds — Industrials	311	—		(44)	—	—		—	—	(115)	152
Corporate Bonds — Information Technology	—	—		(384)	77	3,163		—	—	—	2,856
Corporate Bonds — Materials	368	—		(335)	14	3,559		(37)	—	—	3,569
Foreign Government Securities	503	20		(69)	(7)	—		(288)	337	—	496
Loan Participations & Assignment — Information Technology	867	(13)		4	5	—		(863)	—	—	—
Preferred Stocks — Consumer Staples	56	—		(62)		6		—	—	—	—	(b)
Preferred Stocks — Financials	1,784	—		—	—	—		—	—	(1,784)	—
Preferred Stocks — Materials	—	—		13	—	191		—	—	—	204

Total	$10,510	$7		$(1,211)	$116	$10,972		$(4,867)	$337	$(1,899)	$13,965

Government Bond Fund	Balance as of 2/28/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/29/12
Investments in Securities
Collateralized Mortgage Obligations
Agency CMO	$864	$—	$—	$—	$—	$—	$—	$(864)	$—

Total	$864	$—	$—	$—	$—	$—	$—	$(864)	$—

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	289

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

High Yield Fund	Balance as of 2/28/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/29/12
Investments in Securities
Asset-Backed Securities	$6,960		$1	$116	$46	$—		$(151)	$—	$—	$6,972
Common Stocks — Consumer Discretionary	3,666		—	1,787	—	—		—	—	—	5,453
Common Stocks — Consumer Staples	439		—	(439)	—	—		—	—	—	—	(b)
Common Stocks — Information Technology	10,896		—	(2,544)	—	—		(8,352)	—	—	—	(b)
Common Stock — Materials	—		—	(202)	—	1,389		—	—	—	1,187
Common Stock — Telecommunication Services	—		—	—	—	—	(b)	—	—	—	—	(b)
Corporate Bonds — Consumer Discretionary	2,735		34	(2,613)	22	—		(2,791)	8,258	—	5,645
Corporate Bonds — Consumer Staples	2,246		—	(1,249)	—	356		—	—	—	1,353
Corporate Bonds — Financials	17,696		—	(774)	12	10,661		—	—	(17,696)	9,899
Corporate Bonds — Health Care	4,662		—	(4,779)	(3)	1,657		—	—	—	1,537
Corporate Bonds — Industrials	1,650		15	(207)	1	1		(703)	—	(757)	—
Corporate Bonds — Information Technology	2,194		—	(3,912)	196	20,384		(2,219)	—	—	16,643
Corporate Bonds — Materials	3,054		—	(2,289)	32	14,848		(205)	—	—	15,440
Loan Participations & Assignment — Financials	3,773		38	437	(6)	910		(5,152)	—	—	—
Loan Participations & Assignment — Information Technology	3,490		—	(48)	7	4,798		(185)	—	(2,190)	5,872
Loan Participations & Assignment — Materials	13,717		—	—	—	618		(6,425)	—	(7,910)	—
Preferred Stocks — Consumer Discretionary	618		—	27	—	—		—	—	—	645
Preferred Stocks — Consumer Staples	817		—	(898)	—	81		—	—	—	—	(b)
Preferred Stocks — Financials	14,335		—	—	—	—		—	—	(14,335)	—
Preferred Stocks — Information Technology	—	(b)	—	—	—	—		—	—	—	—	(b)
Preferred Stocks — Materials	—		—	83	—	1,228		—	—	—	1,311
Rights — Consumer Discretionary	—	(b)	—	—	—	—		— (b)	—	—	—

Total	$92,948		$88	$(17,504)	$307	$56,931		$(26,183)	$8,258	$(42,888)	$71,957

Limited Duration Bond Fund	Balance as of 2/28/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/29/12
Investments in Securities
Asset Backed Securities	$748	$—	$—	$—	$—	$—	$—	$—	$748
Corporate Bonds — Financials	1,509	—	135	—	—	—	—	—	1,644

Total	$2,257	$—	$135	$—	$—	$—	$—	$—	$2,392

290	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Mortgage-Backed Securites Fund	Balance as of 2/28/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/29/12
Investments in Securities
Asset-Backed Securities	$3,327	$—	$(4)	$6	$14,839	$(5,455)	$—	$—	$12,713
Collateralized Mortgage Obligations
Agency CMO	2,756	—	—	—	—	—	—	(2,756)	—
Non-Agency CMO	3,357	(1,339)	1,083	4	28,398	(7,471)	—	—	24,032

Total	$9,440	$(1,339)	$1,079	$10	$43,237	$(12,926)	$—	$(2,756)	$36,745

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Amount rounds to less than $1,000.
(b)	Security has zero value.

Transfers into, or out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 29, 2012, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Core Bond Fund	$359
Core Plus Bond Fund	(800)
High Yield Fund	(15,321)
Limited Duration Bond Fund	135
Mortgage-Backed Securities Fund	30

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of February 29, 2012 (amounts in thousands):

	Value	Percentage
Core Bond Fund	$239,217	1.0%
Core Plus Bond Fund	13,965	0.6
High Yield Fund	71,957	0.6
Limited Duration Bond Fund	2,392	0.6
Mortgage-Backed Securities Fund	36,745	1.2

C. Loan Participations and Assignments — Core Plus Bond Fund and High Yield Fund invest in loan participations and assignments of all or a portion of the loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when they purchase an assignment; provided, however, that the Funds’ rights may be more limited than the lender from which it acquired the assignment and the Funds may be able to enforce their rights only through an administrative agent. As a result, the Funds assume the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). Although certain loan participations or assignments are secured by collateral, the Funds could experience delays or limitations in realizing on such collateral or have their interest subordinated to other indebtedness of the obligor. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

D. Unfunded Commitments — Core Plus Bond Fund and High Yield Fund may enter into commitments to buy and sell investments including commitments to buy loan participations and assignments to settle on future dates as part of their normal investment activities. Unfunded

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	291

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

commitments are generally traded and priced as part of a related loan participation or assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities. The Funds segregate security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At February 29, 2012, the Funds did not have any outstanding unfunded loan commitments.

E. Derivatives — Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund use instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund also use derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes E(1) — E(3) below describe the various derivatives used by the Funds.

(1). Futures — Core Plus Bond Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. Core Plus Bond Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(2). Swaps — Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund engage in various swap transactions, including interest rate and credit default swaps, to provide inflation protection and to manage credit risks within their respective portfolios. The Funds also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows or assets at specified, future intervals.

Upfront payments made and/or received by the Funds are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

These Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. Cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.G.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Funds is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A.

292	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

(“JPMCB”), an affiliate of the Funds, which provides collateral management services to the Funds (See Note 3.F.). These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

The Funds’ swap contracts at net value and collateral posted or received by counterparty as of February 29, 2012 is as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
High Yield Fund	Collateral Posted
		Barclays Bank, plc	$(184)	$400
		Citibank, N.A.	(184)	520
Inflation Managed Bond Fund	Collateral Posted
		Deutsche Bank AG, New York	(560)	140
	Collateral Received
		Barclays Bank, plc	504	(78)
		BNP Paribas	1,836	(1,669)
		Citibank, N.A.	2,062	(1,880)
		Morgan Stanley Capital Services	5	(440)
		Royal Bank of Scotland	813	(720)

Credit Default Swaps

Core Plus Bond Fund and High Yield Fund enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

Inflation Managed Bond Fund uses inflation-linked swaps to provide inflation protection within its portfolio.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

(3). Forward Foreign Currency Exchange Contracts

Core Plus Bond Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	293

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

(4). Summary of Derivatives Information

The following tables present the value of derivatives held as of February 29, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Core Plus Bond Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2	$—	$—
Foreign exchange contracts	Receivables	—	39	—

Total		$2	$39	$—

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(3)	$—	$—
Foreign Exchange contracts	Payables	—	(21)	—
Credit contracts	Payables	—	—	(8)

Total		$(3)	$(21)	$(8)

High Yield Fund

Derivative Contract	Statements of Assets and Liabilities Location
Liabilities:		Swaps
Credit contracts	Payables	$(368)

Total		$(368)

Inflation Managed Bond Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Swaps
Interest rate contracts	Receivables	$7,457

Total		$7,457

Liabilities:		Swaps
Interest rate contracts	Payables	$(2,446)

Total		$(2,446)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended February 29, 2012, by primary underlying risk exposure (amounts in thousands):

Core Plus Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$114	$—	$—	$114
Foreign exchange contracts	—	79	—	79
Credit contracts	—	—	233	233

Total	$114	$79	$233	$426

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(2)	$—	$—	$(2)
Foreign exchange contracts	—	(1)	—	(1)
Credit contracts	—	—	43	43

Total	$(2)	$(1)	$43	$40

294	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

High Yield Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps
Credit contracts	$17

Total	$17

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps
Credit contracts	$3,898

Total	$3,898

Inflation Managed Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$59

Total	$59

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$383

Total	$383

The Funds’ derivatives contracts held at February 29, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, foreign currency exchange contracts and swaps activities during the year ended February 29, 2012 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Core Plus Bond Fund		High Yield Fund		Inflation Managed Bond Fund
Futures Contracts:
Average Notional Balance Long	$3,159		$—		$—
Average Notional Balance Short	1,035		—		—
Ending Notional Balance Long	3,143		—		—
Ending Notional Balance Short	1,965		—		—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	795		—		—
Average Settlement Value Sold	1,136		—		—
Ending Settlement Value Purchased	626		—		—
Ending Settlement Value Sold	837		—		—

Credit Default Swaps:
Average Notional Balance — Buy Protection	29,688	(a)	—		—
Average Notional Balance — Sell Protection	1,000		37,143	(b)	—
Ending Notional Balance — Buy Protection	—		—		—
Ending Notional Balance — Sell Protection	1,000		50,000		—

Interest Rate-Related Swaps (Inflation-Linked Swaps)
Average Notional Balance — Pays Fixed Rate	—		—		674,000
Ending Notional Balance — Pays Fixed Rate	—		—		748,000

(a)	Average for the period May 1, 2011 through December 31, 2011.
(b)	Average for the period September 1, 2011 through February 29, 2012.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	295

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Securities Lending — Each Fund (except Short Term Bond Fund II) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. JPMCB serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“JPMCB Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended February 29, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

High Yield Fund	$1
Short Duration Bond Fund	1

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The JPMCB Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar-denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. The Funds did not have any securities out on loan at February 29, 2012.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

High Yield Fund	$1
Short Duration Bond Fund	1

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar denominated securities outstanding during a given month.

296	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

The Funds incurred lending agent fees to JPMCB as follows for the year ended February 29, 2012 (amounts in thousands):

High Yield Fund	$—	(a)
Short Duration Bond Fund	—	(a)

(a)	Amount rounds to less than $1,000.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income		Accumulated Net Realized Gain (Loss) on Investments
Core Bond Fund	$(1)	$(14)		$15
Core Plus Bond Fund	— (a)	400		(400)
Government Bond Fund	1	(3)		2
High Yield Fund	—	2,403		(2,403)
Inflation Managed Bond Fund	— (a)	—	(a)	—
Limited Duration Bond Fund	(10,749)	—	(a)	10,749
Short Duration Bond Fund	(1)	1		—	(a)
Short Term Bond Fund II	(835)	408		427
Treasury & Agency Fund	(1)	1		—	(a)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to interest only high-coupon bond reclass (Core Bond Fund), defaulted bond interest reclass (Core Plus Bond Fund and High Yield Fund), foreign currency gains or losses (Core Plus Bond Fund), dirty priced bonds sales adjustment (Core Plus

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	297

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

Bond Fund), distribution reclassifications (Government Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund), expiration of capital loss carryforwards (Limited Duration Bond Fund and Short Term Bond Fund II), taxable overdistribution (Short Term Bond Fund II), prior year undistributed income true-up (Inflation Managed Bond Fund and Treasury & Agency Fund) and prior year undistributed income and gain (loss) true-up (Government Bond Fund and Short Duration Bond Fund).

M. Equalization — Short Term Bond Fund II uses the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

N. Redemption Fees — Prior to May 2, 2011, shares of the High Yield Fund held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the High Yield Fund and were credited to paid in capital. Effective May 2, 2011, shares of the High Yield Fund are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Fund	0.65
Inflation Managed Bond Fund	0.35
Limited Duration Bond Fund	0.25
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Short Term Bond Fund II	0.25
Treasury & Agency Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 29, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C, Class M and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Class M	Class R2
0.25%	0.75%	0.75%	0.35%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 29, 2012, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge	CDSC
Core Bond Fund	$1,698	$114
Core Plus Bond Fund	400	32
Government Bond Fund	175	6
High Yield Fund	231	27

298	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Front-end Sales Charge		CDSC
Inflation Managed Bond Fund	$3		$—	(a)
Limited Duration Bond Fund	3		—	(a)
Mortgage-Backed Securities Fund	85		—
Short Duration Bond Fund	13		36
Short Term Bond Fund II	—	(a)	—
Treasury & Agency Fund	4		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Class R2	Class R5	Institutional Class	Select Class
Core Bond Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.05%	n/a	0.25%
Core Plus Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a	0.10%	0.25
Government Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.25
High Yield Fund	0.25	0.25	0.25	n/a	0.25	0.05	n/a	0.25
Inflation Managed Bond Fund	0.25	n/a	0.25	n/a	0.25	0.05	n/a	0.25
Limited Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.25
Mortgage-Backed Securities Fund	0.25	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.25
Short Term Bond Fund II	0.25	n/a	n/a	0.25%	n/a	n/a	n/a	0.25
Treasury & Agency Fund	0.25	0.25	n/a	n/a	n/a	n/a	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund. The amounts paid directly to JPMCB by the Funds for these services are included in Collateral Management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Class R2	Class R5	Class R6	Institutional Class	Select Class
Core Bond Fund	0.75%	1.40%	1.40%	n/a	1.00%	0.45%	0.40%	n/a	0.58%
Core Plus Bond Fund	0.75	1.40	1.40	n/a	1.15	n/a	0.40	0.49%	0.65
Government Bond Fund	0.75	1.48	1.48	n/a	1.00	n/a	n/a	n/a	0.48
High Yield Fund	1.15	1.80	1.80	n/a	1.40	0.86	0.81	n/a	0.90
Inflation Managed Bond Fund	0.75	n/a	1.40	n/a	1.00	0.55	0.50	n/a	0.60
Limited Duration Bond Fund	0.70	1.20	1.20	n/a	n/a	n/a	0.25	n/a	0.45
Mortgage-Backed Securities Fund	0.65	n/a	n/a	n/a	n/a	n/a	0.25	n/a	0.40
Short Duration Bond Fund	0.80	1.30	1.30	n/a	n/a	n/a	0.30	n/a	0.55
Short Term Bond Fund II	0.75	n/a	n/a	1.00%	n/a	n/a	n/a	n/a	0.50
Treasury & Agency Fund	0.70	1.20	n/a	n/a	n/a	n/a	n/a	n/a	0.45
Prior to July 1, 2011 the contractual expense limitation for Core Plus Bond Fund was 1.17% for Class R2 Shares.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	299

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

Prior to July 1, 2011 the contractual expense limitation for Government Bond Fund was 0.55% for Select Class Shares.

Prior to July 1, 2011 the contractual expense limitation for Limited Duration Bond Fund was 0.44% for Class R6 Shares.

Except as noted above, the expense limitation agreements were in effect for the year ended February 29, 2012. The contractual expense limitation percentages in the table above are in place until at least June 30, 2012. In addition, the Government Bond Fund’s and the Limited Duration Bond Fund’s service providers have voluntarily waived fees during the year ended February 29, 2012. However, the Government Bond Fund’s and Limited Duration Bond Fund’s service providers are under no obligation to do so and may discontinue such waivers at any time.

For the year ended February 29, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Core Bond Fund	$16,569	$—	$15,589	$32,158	$—
Core Plus Bond Fund	560	789	540	1,889	—
Government Bond Fund	—	637	2,846	3,483	—
High Yield Fund	198	2,605	13,988	16,791	—
Inflation Managed Bond Fund	93	134	1,248	1,475	27
Limited Duration Bond Fund	415	351	206	972	—
Mortgage-Backed Securities Fund	5,381	609	1,080	7,070	—
Short Duration Bond Fund	4,720	1,635	—	6,355	—
Short Term Bond Fund II	119	5	85	209	—
Treasury & Agency Fund	—	32	1,035	1,067	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Government Bond Fund	$—	$—	$161	$161
Limited Duration Bond Fund	1	1	—	2

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in the money market funds for the year ended February 29, 2012 were as follows (excluding the waiver disclosed in Note 2.G. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Core Bond Fund	$1,134
Core Plus Bond Fund	141
Government Bond Fund	135
High Yield Fund	667
Inflation Managed Bond Fund	92
Limited Duration Bond Fund	99
Mortgage-Backed Securities Fund	185
Short Duration Bond Fund	305
Short Term Bond Fund II	1
Treasury & Agency Fund	8

H. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 29, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

300	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

The Funds may use related party broker-dealers. For the year ended February 29, 2012, the Core Plus Bond Fund and High Yield Fund incurred approximately $2,000 and $9,000, respectively, in brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended February 29, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$6,563,971	$2,850,637	$1,258,228	$1,204,395
Core Plus Bond Fund	563,540	418,950	26,753	44,500
Government Bond Fund	136,890	126,496	104,419	70,016
High Yield Fund	5,961,090	4,020,884	—	—
Inflation Managed Bond Fund	918,195	296,697	89,662	—
Limited Duration Bond Fund	111,801	74,017	—	—
Mortgage-Backed Securities Fund	1,199,727	479,214	6,522	53,384
Short Duration Bond Fund	2,991,501	2,358,204	1,886,038	1,652,942
Short Term Bond Fund II	9,379	18,337	10,305	19,325
Treasury & Agency Fund	—	20,546	145,257	189,636

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 29, 2012, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$23,264,694	$1,550,119	$98,762	$1,451,357
Core Plus Bond Fund	2,150,804	159,192	39,498	119,694
Government Bond Fund	1,433,192	179,311	3,100	176,211
High Yield Fund	11,222,963	678,747	347,851	330,896
Inflation Managed Bond Fund	1,150,529	23,794	3,417	20,377
Limited Duration Bond Fund	442,125	6,176	49,045	(42,869)
Mortgage-Backed Securities Fund	2,972,941	168,343	23,583	144,760
Short Duration Bond Fund	10,928,956	170,826	23,526	147,300
Short Term Bond Fund II	63,956	1,077	122	955
Treasury & Agency Fund	393,969	9,151	4	9,147

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to outstanding treasury inflation-protected securities deflationary adjustment (Core Bond Fund, Inflation Managed Bond Fund and Short Duration Bond Fund), interest only high-coupon bond write-off remaining (Core Bond Fund), wash sale loss deferrals (Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund and Mortgage-Backed Securities Fund), non-taxable special dividends (High Yield Fund) and interest only bond adjustment remaining (Limited Duration Bond Fund).

The tax character of distributions paid during the fiscal year ended February 29, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Core Bond Fund	$750,993	$42,302	$—	$793,295
Core Plus Bond Fund	97,248	370	—	97,618
Government Bond Fund	48,858	1,744	—	50,602
High Yield Fund	811,940	130,566	—	942,506
Inflation Managed Bond Fund	24,298	280	—	24,578
Limited Duration Bond Fund	7,874	—	—	7,874
Mortgage-Backed Securities Fund	120,648	—	—	120,648
Short Duration Bond Fund	176,481	12,761	—	189,242
Short Term Bond Fund II	1,252	—	385	1,637
Treasury & Agency Fund	5,464	4,087	—	9,551

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	301

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

The tax character of distributions paid during the fiscal year ended February 28, 2011 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Core Bond Fund	$639,271	$—	$639,271
Core Plus Bond Fund	82,354	—	82,354
Government Bond Fund	54,016	—	54,016
High Yield Fund	622,337	14,314	636,651
Inflation Managed Bond Fund	3,099	—	3,099
Limited Duration Bond Fund	8,642	—	8,642
Mortgage-Backed Securities Fund	109,055	—	109,055
Short Duration Bond Fund	170,685	4,988	175,673
Short Term Bond Fund II	1,446	—	1,446
Treasury & Agency Fund	7,999	7,609	15,608

At February 29, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Core Bond Fund	$8,398	$28,801	$1,451,357
Core Plus Bond Fund	4,254	1,667	119,652
Government Bond Fund	1,994	—	176,211
High Yield Fund	30,099	11,351	334,794
Inflation Managed Bond Fund	5,508	1,110	25,388
Limited Duration Bond Fund	172	(75,461)	(42,869)
Mortgage-Backed Securities Fund	1,991	(6,388)	144,760
Short Duration Bond Fund	9,524	2,239	147,300
Short Term Bond Fund II	—	(59,631)	955
Treasury & Agency Fund	200	140	9,147

For the Funds, the cumulative timing differences primarily consist of distributions payable, interest only high-coupon bond write-off remaining (Core Bond Fund), wash sale loss deferrals (Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Inflation Managed Bond Fund and Mortgage-Backed Securities Fund), post-October loss deferrals (Core Plus Bond Fund, High Yield Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Treasury & Agency Fund), outstanding treasury inflation-protected securities deflationary adjustment (Inflation Managed Bond Fund), interest only bond adjustment remaining (Limited Duration Bond Fund) and trustee deferred compensation (Short Term Bond Fund II).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 29, 2012, the Funds did not have post-enactment net capital loss carryforwards.

As of February 29, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2013	2014	2015	2016	2017	2018	2019	Total
Core Plus Bond Fund	$—	$—	$10,748	26,467	$231,594	$—	$—	$268,809	*
Limited Duration Bond Fund	5,666	2,597	2,757	4,374	42,572	10,532	6,963	75,461
Mortgage-Backed Securities Fund	4,538	1,459	—	391	—	—	—	6,388
Short Term Bond Fund II	657	14,799	10,312	2,292	6,859	24,712	—	59,631

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

302	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

During the year ended February 29, 2012, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Core Bond Fund	$24,757
Core Plus Bond Fund	3,905
Government Bond Fund	376
Limited Duration Bond Fund	31
Mortgage-Backed Securities Fund	3,438
Short Term Bond Fund II	407

During the year ended February 29, 2012, the Funds had expired capital loss carryforwards as follows (amounts in thousands):

Limited Duration Bond Fund	$10,749
Short Term Bond Fund II	427

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 29, 2012, the Funds deferred to March 1, 2012 post-October capital losses of (amounts in thousands):

	Post-October Capital Loss Character
	Short-term	Long-term
Core Plus Bond Fund	$305	$—
High Yield Fund	11,035	—
Limited Duration Bond Fund	13	7
Mortgage-Backed Securities Fund	12	—
Short Duration Bond Fund	49	—
Treasury & Agency Fund	1	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for High Yield Fund, Inflation Managed Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund.

In addition J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

J.P. Morgan Investor Funds
Core Plus Bond Fund	42.64%
Government Bond Fund	19.33
Inflation Managed Bond Fund	13.65
Limited Duration Bond Fund	53.16

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	303

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

Additionally, Short Term Bond Fund II has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The High Yield Fund and to a lesser extent, the Core Plus Bond Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. The High Yield Fund invests at least 80% of its net assets plus the amount of borrowings for investment purposes in such investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes and TBA securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Funds’ (except High Yield Fund and Treasury & Agency Fund) investments are comprised of asset-backed or mortgage related securities, including securities backed by sub-prime mortgages.

The Funds are subject to the risk that should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

The Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements with certain counterparties allow the Funds and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.C.

8. Transfers-In-Kind

During the year ended February 28, 2011, certain shareholders of Short Duration Bond Fund purchased Class R6 Shares and the Short Duration Bond Fund received portfolio securities primarily by means of a subscription-in-kind for Class R6 Shares of the Short Duration Bond Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
Short Duration Bond Fund	07/28/10	$11,698	Subscription in-kind

9. Other

Lehman Brothers Holdings, Inc. (“Lehman”) filed for bankruptcy on September 15, 2008. As of February 29, 2012, the Core Plus Bond Fund and Short Term Bond Fund II have an outstanding receivable from a subsidiary of Lehman, Lehman Brothers Special Financing, Inc. (“LBSF”) of approximately $253,000 and $9,000, respectively, included in Other assets in the Statements of Assets and Liabilities.

As of February 29, 2012, Core Plus Bond Fund had an outstanding payable to a subsidiary of Lehman, Lehman Brothers, Inc., of approximately $2,916,000, included in Other payable in the Statements of Assets and Liabilities.

On February 16, 2012, the Board of Trustees of the JPM II approved the amendment of the investment objective of the Limited Duration Bond Fund by deleting the requirement that the Fund meet its objective “by investing in a diversified portfolio of short-term Investment-grade securities”. The amendment to the investment objective is subject to approval by the shareholders of the Limited Duration Bond Fund, which will be sought at a shareholder meeting to be held on May 2, 2012. If approved by shareholders, the amendment to the investment objective will go into effect on the date the amendment is approved.

304	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Mutual Fund Group, JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Inflation Managed Bond, JPMorgan Limited Duration Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II and JPMorgan Treasury & Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Inflation Managed Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II and JPMorgan Treasury & Agency Fund (hereafter referred to as the “Funds”) at February 29, 2012, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 27, 2012

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	305

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

306	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	307

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

308	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2011, and continued to hold your shares at the end of the reporting period, February 29, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
Core Bond Fund
Class A
Actual	$1,000.00	$1,027.70	$3.78	0.75%
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class B
Actual	1,000.00	1,024.30	7.05	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Class C
Actual	1,000.00	1,023.50	7.04	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Class R2
Actual	1,000.00	1,025.70	5.04	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Class R5
Actual	1,000.00	1,029.30	2.27	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Class R6
Actual	1,000.00	1,028.50	2.02	0.40
Hypothetical	1,000.00	1,022.87	2.01	0.40
Select Class
Actual	1,000.00	1,028.70	2.93	0.58
Hypothetical	1,000.00	1,021.98	2.92	0.58

Core Plus Bond Fund
Class A
Actual	1,000.00	1,041.50	3.81	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	309

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
Core Plus Bond Fund (continued)
Class B
Actual	$1,000.00	$1,039.20	$7.10	1.40%
Hypothetical	1,000.00	1,017.90	7.02	1.40
Class C
Actual	1,000.00	1,039.50	7.10	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Class R2
Actual	1,000.00	1,039.50	5.83	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15
Institutional Class
Actual	1,000.00	1,044.10	2.49	0.49
Hypothetical	1,000.00	1,022.43	2.46	0.49
Class R6
Actual	1,000.00	1,043.40	2.03	0.40
Hypothetical	1,000.00	1,022.87	2.01	0.40
Select Class
Actual	1,000.00	1,042.00	3.30	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65

Government Bond Fund
Class A
Actual	1,000.00	1,023.70	3.72	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Class B
Actual	1,000.00	1,019.10	7.38	1.47
Hypothetical	1,000.00	1,017.55	7.37	1.47
Class C
Actual	1,000.00	1,019.40	7.38	1.47
Hypothetical	1,000.00	1,017.55	7.37	1.47
Class R2
Actual	1,000.00	1,021.60	4.98	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Select Class
Actual	1,000.00	1,024.10	2.37	0.47
Hypothetical	1,000.00	1,022.53	2.36	0.47

High Yield Fund
Class A
Actual	1,000.00	1,075.40	5.93	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15
Class B
Actual	1,000.00	1,073.10	9.28	1.80
Hypothetical	1,000.00	1,015.91	9.02	1.80
Class C
Actual	1,000.00	1,073.30	9.28	1.80
Hypothetical	1,000.00	1,015.91	9.02	1.80
Class R2
Actual	1,000.00	1,074.20	7.22	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Class R5
Actual	1,000.00	1,078.00	4.44	0.86
Hypothetical	1,000.00	1,020.59	4.32	0.86
Class R6
Actual	1,000.00	1,076.80	4.18	0.81
Hypothetical	1,000.00	1,020.84	4.07	0.81

310	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Beginning Account Value, September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
High Yield Fund (continued)
Select Class
Actual	$1,000.00	$1,078.00	$4.65	0.90%
Hypothetical	1,000.00	1,020.39	4.52	0.90

Inflation Managed Bond Fund
Class A
Actual	1,000.00	1,030.10	3.74	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Class C
Actual	1,000.00	1,026.70	7.00	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R2
Actual	1,000.00	1,027.80	4.99	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R5
Actual	1,000.00	1,029.90	2.73	0.54
Hypothetical	1,000.00	1,022.18	2.72	0.54
Class R6
Actual	1,000.00	1,030.40	2.47	0.49
Hypothetical	1,000.00	1,022.43	2.46	0.49
Select Class
Actual	1,000.00	1,030.80	2.98	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59

Limited Duration Bond Fund
Class A
Actual	1,000.00	1,013.70	3.40	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68
Class B
Actual	1,000.00	1,011.30	5.90	1.18
Hypothetical	1,000.00	1,019.00	5.92	1.18
Class C
Actual	1,000.00	1,011.40	5.90	1.18
Hypothetical	1,000.00	1,019.00	5.92	1.18
Class R6
Actual	1,000.00	1,015.90	1.15	0.23
Hypothetical	1,000.00	1,023.72	1.16	0.23
Select Class
Actual	1,000.00	1,015.20	2.15	0.43
Hypothetical	1,000.00	1,022.73	2.16	0.43

Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	1,027.10	3.23	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64
Class R6
Actual	1,000.00	1,028.90	1.21	0.24
Hypothetical	1,000.00	1,023.67	1.21	0.24
Select Class
Actual	1,000.00	1,029.00	1.97	0.39
Hypothetical	1,000.00	1,022.92	1.96	0.39

Short Duration Bond Fund
Class A
Actual	1,000.00	1,004.90	3.99	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	311

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
Short Duration Bond Fund (continued)
Class B
Actual	$1,000.00	$1,002.10	$6.47	1.30%
Hypothetical	1,000.00	1,018.40	6.52	1.30
Class C
Actual	1,000.00	1,002.40	6.47	1.30
Hypothetical	1,000.00	1,018.40	6.52	1.30
Class R6
Actual	1,000.00	1,008.30	1.50	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30
Select Class
Actual	1,000.00	1,007.00	2.74	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55

Short Term Bond Fund II
Class A
Actual	1,000.00	1,005.10	3.74	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class M
Actual	1,000.00	1,002.70	4.98	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Select Class
Actual	1,000.00	1,006.30	2.49	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50

Treasury & Agency Fund
Class A
Actual	1,000.00	998.50	3.48	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70
Class B
Actual	1,000.00	996.90	5.96	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20
Select Class
Actual	1,000.00	999.70	2.24	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

312	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 29, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 29, 2012 (amounts in thousands):

Long-Term Capital Gain Distribution
Core Bond Fund	$42,302
Core Plus Bond Fund	370
Government Bond Fund	1,744
High Yield Fund	130,566
Inflation Managed Bond Fund	280
Short Duration Bond Fund	12,761
Treasury & Agency Fund	4,087

Qualified Interest Income (QII)

For the fiscal year ended February 29, 2012, The Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income and short-term capital gain (amounts in thousands):

Qualified Interest Income
Core Bond Fund	$725,888
Core Plus Bond Fund	89,496
Government Bond Fund	49,518
High Yield Fund	659,359
Limited Duration Bond Fund	8,208
Short Duration Bond Fund	162,434
Short Term Bond Fund II	1,384
Treasury & Agency Fund	5,766

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 29, 2012:

Income from U.S. Treasury Obligations
Core Bond Fund	31.69%
Core Plus Bond Fund	15.86
Government Bond Fund	44.55
Inflation Managed Bond Fund	3.56
Short Duration Bond Fund	23.69
Short Term Bond Fund II	26.38
Treasury & Agency Fund	95.63

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	313

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. February 2012.	AN-INC2-212

Annual Report

J.P. Morgan Money Market Funds

February 29, 2012

JPMorgan Current Yield Money Market Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 766-7722 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MARCH 14, 2012 (Unaudited)

Dear Shareholder:

“Risk on, risk off” was the mantra for 2011. Assets perceived as risky moved en masse as investors adjusted their portfolios in response to unexpected sources of distress and updates on known problems—the European debt crisis, political strife in the Middle East, the earthquake and subsequent tsunami in Japan and the credit rating of debt issued by the United States.

“Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.”

So far in 2012, improving U.S. economic data and aggressive measures taken by the European Central Bank to curb the region’s debt crisis have sustained investors’ appetite for risk. Since January 1, 2012, equities have rallied strongly and outperformed fixed income securities.

U.S. Stocks Outperform

While the “risk on, risk off” market environment caused elevated correlations within individual asset classes, stock returns across market capitalizations, countries and investment styles varied during the twelve months ended February 29, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.1% versus the -6.8% and 1.8% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (gross of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (gross of foreign withholding taxes), respectively. Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Yields for U.S. Treasuries Remain Near Historical Lows

Despite historically low yields and a credit downgrade, investors continued to invest in U.S. Treasury securities. The yield for 10-year U.S. Treasury securities ended February 2012 below 2% and reached its lowest level since 1950 in September 2011. The yield on the 2-year U.S. Treasury note began the reporting period at 0.7% and dropped to 0.3% at the end of

February 2012. Meanwhile, the yield on the 30-year U.S. Treasury bond declined from 4.5% to 3.1% as of the end of the twelve months ended February 29, 2012.

Interest rates have increased in March 2012 but yields remain at historically low levels. Nonetheless, many investors have renewed their focus on the longer-term impact of rising interest rates on their fixed income investments. In addition, many investors view the unprecedented quantitative easing by the U.S. Federal Reserve as kindling for inflation if the U.S. economic recovery continues to take hold.

Maintain a Diversified Portfolio

Several indicators suggest that a U.S. economic recovery is gaining traction—the labor market has shown signs of healing, while recent retail and auto sales have been strong. Meanwhile, soaring year-to-date returns for emerging markets stocks reflect investors’ optimism surrounding the prospects for growth in these countries. Of course, risks remain. Many investors worry that the pace of China’s robust economic growth could decelerate, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. In addition, political turmoil in the Middle East persists, while Europe faces pockets of recession in the midst of its ongoing debt crisis.

Indeed, despite the recent rally in stock markets uncertainty in the current environment is widespread, making diversification even more critical to long-term investment success. Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan Current Yield Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Objective	Seeks to provide current income while maintaining liquidity and providing stability of principal
Primary Investments	Repurchase agreements, commercial paper, debt securities issued or guaranteed by U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities, as well as securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Suggested investment time frame	Short-term
Share classes offered	Institutional Class and Capital Shares
Net Assets as of 2/29/2012	$10.0 Million
Weighted Average Maturity^	2 days
Weighted Average Life^^.	2 days
S&P rating* (a)	AAAm

The S&P rating is historical and signifies that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.

MATURITY SCHEDULE**^
1 day	73.6%
2–7 days	26.4

7-DAY SEC YIELD (1)
Institutional Class Shares	0.03%
Capital Shares	0.06

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 29, 2012.
(1)	The yields for Institutional Class Shares and Capital Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (1.21)% and (1.16)% for Institutional Class Shares and Capital Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Current Yield Money Market Fund is available upon request.
Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

JPMorgan Current Yield Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Commercial Paper — 17.0% (n)
425,000	BNP Paribas Finance, Inc., 0.280%, 03/06/12 (m)	424,984
425,000	Credit Agricole North America, Inc., 0.330%, 03/02/12	424,996
425,000	Natixis U.S. Finance Co. LLC, 0.269%, 03/06/12	424,984
425,000	RBS Holdings USA, Inc., 0.090%, 03/01/12 (e)	425,000

	Total Commercial Paper (Cost $1,699,964)	1,699,964

Repurchase Agreements — 53.7%
953,000	Barclays Capital, Inc., VAR, 0.160%, dated 02/29/12, due 03/05/12, repurchase price $953,021, collateralized by Federal National Mortgage Association, 0.550%, due 09/27/13, with a value of $972,905.	953,000
420,000	Deutsche Bank AG, 0.200%, dated 02/29/12, due 03/01/12, repurchase price $420,002, collateralized by Federal National Mortgage Association, 5.000%, due 12/01/17, with a value of $428,400.	420,000
2,000,000	Merrill Lynch & Co., Inc., 0.190%, dated 02/29/12, due 03/01/12, repurchase price $2,000,011, collateralized by Federal National Mortgage Association, 6.144%, due 06/25/40, and Federal Home Loan Mortgage Corporation, 6.260%, due 05/15/41, with a value of $2,060,000.	2,000,000
2,000,000	Royal Bank of Scotland, 0.200%, dated 02/29/12, due 03/01/12, repurchase price $2,000,011, collateralized by Government National Mortgage Association, 3.000%, due 03/20/41 - 09/20/41, with a value of $2,043,877.	2,000,000

	Total Repurchase Agreements (Cost $5,373,000)	5,373,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Time Deposits — 29.7%
425,000	Bank of Nova Scotia, 0.130%, 03/01/12	425,000
425,000	Bank of Tokyo-Mitsubishi UFJ Ltd., 0.130%, 03/01/12	425,000
425,000	Barclays Bank plc, 0.130%, 03/01/12	425,000
425,000	Commerzbank AG, 0.150%, 03/01/12	425,000
425,000	Deutsche Bank AG, 0.130%, 03/01/12	425,000
425,000	Royal Bank of Canada, 0.130%, 03/01/12	425,000
425,000	Societe Generale, 0.310%, 03/02/12	425,000

	Total Time Deposits (Cost $2,975,000)	2,975,000

	Total Investments — 100.4% (Cost $10,047,964)*	10,047,964
	Liabilities in Excess of Other Assets — (0.4)%	(42,255)

	NET ASSETS — 100.0%	$10,005,709

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 29, 2012.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)	— All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of TBAs, when-issued securities, and delayed delivery securities.
(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the next put date, next demand date or final maturity date.
*	— The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	3

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2012

Current Yield Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$4,674,964
Repurchase agreements, at value	5,373,000

Total investment securities, at value	10,047,964
Cash	485
Receivables:
Interest from non-affiliates	68
Due from Advisor	8,081

Total Assets	10,056,598

LIABILITIES:
Accrued liabilities:
Shareholder servicing fees	12
Custodian and accounting fees	12,334
Trustees’ and Chief Compliance Officer’s fees	537
Registration and filing fee	5,263
Printing & Postage fees	7,382
Audit fees	24,045
Other	1,316

Total Liabilities	50,889

Net Assets	$10,005,709

NET ASSETS:
Paid-in-Capital	$10,005,736
Accumulated distributions in excess of net investment income	(27)

Total Net Assets	$10,005,709

Net Assets:
Capital	$9,505,531
Institutional Class	500,178

Total	$10,005,709

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Capital	9,505,564
Institutional Class	500,172

Net Asset Value offering and redemption price per share (all classes)	$1.00

Cost of investments in non-affiliates	$4,674,964
Cost of repurchase agreements	5,373,000

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2012

Current Yield Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$11,145

EXPENSES:
Investment advisory fees	8,023
Administration fees	6,969
Shareholder servicing fees:
Capital	4,763
Institutional Class	501
Custodian and accounting fees	63,485
Professional fees	52,597
Trustees’ and Chief Compliance Officer’s fees	151
Printing and mailing costs	26,074
Registration and filing fees	50,606
Transfer agent fees	2,003
Other	14,546

Total expenses	229,718

Less amounts waived	(20,204)
Less earnings credits	(14)
Less expense reimbursements	(200,196)

Net expenses	9,304

Net investment income (loss)	1,841

Change in net assets resulting from operations	$1,841

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	5

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Current Yield Money Market Fund
	Year Ended 2/29/2012	Period Ended 2/28/2011 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,841	$3,868

Change in net assets resulting from operations	1,841	3,868

DISTRIBUTIONS TO SHAREHOLDERS:
Capital
From net investment income	(1,830)	(3,734)
Institutional Class
From net investment income	(38)	(134)

Total distributions to shareholders	(1,868)	(3,868)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,868	10,003,868

NET ASSETS:
Change in net assets	1,841	10,003,868
Beginning of period	10,003,868	—

End of period	$10,005,709	$10,003,868

Accumulated distributions in excess of net investment income	$(27)	$—

CAPITAL TRANSACTIONS:
Capital
Proceeds from shares issued	$—	$9,500,000
Dividends and distributions reinvested	1,830	3,734

Change in net assets from Capital capital transactions	$1,830	$9,503,734

Institutional Class	—	—
Proceeds from shares issued	—	500,000
Dividends and distributions reinvested	38	134

Change in net assets from Institutional Class capital transactions	$38	$500,134

Total change in net assets from capital transactions	$1,868	$10,003,868

SHARE TRANSACTIONS:
Capital
Issued	—	9,500,000
Reinvested	1,830	3,734

Change in Capital Shares	1,830	9,503,734

Institutional Class
Issued	—	500,000
Reinvested	38	134

Change in Institutional Class Shares	38	500,134

(a)	Commencement of operations was on September 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	7

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Total from investment operations		Net investment income
Current Yield Money Market Fund
Capital
Year Ended February 29, 2012	$1.00	$—	(d)	$—	(d)	$—	(d)
September 30, 2010 (e) through February 28, 2011	1.00	—	(d)	—	(d)	—	(d)

Institutional Class
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)
September 30, 2010 (e) through February 28, 2011	1.00	—	(d)	—	(d)	—	(d)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

			Ratios/Supplemental data
Distributions			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.02%	$9,505,531	0.09%	0.02%	2.29%
1.00	0.04	9,503,734	0.10	0.09	2.39

1.00	0.01	500,178	0.10	0.01	2.34
1.00	0.03	500,134	0.13	0.06	2.42

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	9

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Current Yield Money Market Fund	Capital and Institutional Class	Diversified

The investment objective of the Fund is to seek to provide current income while maintaining liquidity and providing stability of principal.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different shareholder servicing fees and each class has exclusive voting rights with respect to its shareholder servicing agreements.

The Fund commenced operations on September 30, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share of the Fund. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 29, 2012, in valuing the Fund’s assets and liabilities carried at amortized cost which approximates fair value:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$10,047,964	$—	$10,047,964

(a)	All portfolio holdings designated as Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for specifics of the major categories of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended February 29, 2012.

B. Repurchase Agreements — The Fund may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

10	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as shareholder servicing fees.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), acts as the investment advisor to the Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s respective average daily net assets at an annual fee rate of 0.08%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 29, 2012, the annual effective rate was 0.07% of the Fund’s average daily net assets.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Capital	Institutional Class
0.05%	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.E.

D. Custodian and Accounting Fees — JPMCB, an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	11

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Capital	Institutional Class
0.18%	0.21%

The expense limitation agreement was in effect for the year ended February 29, 2012. The contractual expense limitation percentages in the table above are in place until at least June 30, 2012. In addition, the Fund’s service providers have voluntarily waived fees during the year ended February 29, 2012. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended February 29, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Shareholder Servicing	Total	Contractual Reimbursements
$6,969	$5,212	$12,181	$200,196

Voluntary Waivers
Investment Advisory	Administration	Total
$1,054	$6,969	$8,023

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 29, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the year ended February 29, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February 29, 2012 was as follows:

Ordinary Income	Total Distributions Paid
$1,868	$1,868

The tax character of distributions paid during the fiscal period ended February, 28, 2011 was as follows:

Ordinary Income	Total Distributions Paid(a)
$3,868	$3,868

(a)	Commencement of operations was September 30, 2010.

At February 29, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax-Exempt Income
$11	$—	$—

12	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

The cumulative timing differences primarily consist of trustee deferred compensation.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after February 28, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 29, 2012, the Fund did not have pre-enactment and/or post-enactment net capital loss carryforwards.

5. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s Advisor.

The profitability of banks, which represent a significant portion of the credit exposure resulting from the Fund’s investments, depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Current Yield Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Current Yield Money Market Fund (hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 27, 2012

14	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-766-7722 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	15

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

16	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	17

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2011, and continued to hold your shares at the end of the reporting period, February 29, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012	Annualized Expense Ratio
Current Yield Money Market Fund
Capital
Actual	$1,000.00	$1,000.10	$0.45	0.09%
Hypothetical	1,000.00	1,024.42	0.45	0.09
Institutional Class
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.37	0.50	0.10

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2012

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 29, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Qualified Interest Income (QII)

The Fund designates 1,722 of ordinary distributions paid during the fiscal year that are from qualified interest income.

FEBRUARY 29, 2012	J.P. MORGAN MONEY MARKET FUNDS	19

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-766-7722 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-766-7722 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-766-7722 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. February 2012.	AN-CYMMKT-212

Annual Report

J.P. Morgan Income Funds

February 29, 2012

JPMorgan Managed Income Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 766-7722 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MARCH 14, 2012 (Unaudited)

Dear Shareholder:

“Risk on, risk off” was the mantra for 2011. Assets perceived as risky moved en masse as investors adjusted their portfolios in response to unexpected sources of distress and updates on known problems—the European debt crisis, political strife in the Middle East, the earthquake and subsequent tsunami in Japan and the credit rating of debt issued by the United States.

“Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.”

So far in 2012, improving U.S. economic data and aggressive measures taken by the European Central Bank to curb the region’s debt crisis have sustained investors’ appetite for risk. Since January 1, 2012, equities have rallied strongly and outperformed fixed income securities.

U.S. Stocks Outperform

While the “risk on, risk off” market environment caused elevated correlations within individual asset classes, stock returns across market capitalizations, countries and investment styles varied during the twelve months ended February 29, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.1% versus the -6.8% and 1.8% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (gross of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (gross of foreign withholding taxes), respectively. Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Yields for U.S. Treasuries Remain Near Historical Lows

Despite historically low yields and a credit downgrade, investors continued to invest in U.S. Treasury securities. The yield for 10-year U.S. Treasury securities ended February 2012 below 2% and reached its lowest level since 1950 in September 2011. The yield on the 2-year U.S. Treasury note began the reporting period at 0.7% and dropped to 0.3% at the end of February 2012. Meanwhile, the yield on the 30-year U.S. Treasury bond declined from 4.5% to 3.1% as of the end of the twelve months ended February 29, 2012.

Interest rates have increased in March 2012 but yields remain at historically low levels. Nonetheless, many investors have renewed their focus on the longer-term impact of rising interest rates on their fixed income investments. In addition, many investors view the unprecedented quantitative easing by the U.S. Federal Reserve as kindling for inflation if the U.S. economic recovery continues to take hold.

Maintain a Diversified Portfolio

Several indicators suggest that a U.S. economic recovery is gaining traction—the labor market has shown signs of healing, while recent retail and auto sales have been strong. Meanwhile, soaring year-to-date returns for emerging markets stocks reflect investors’ optimism surrounding the prospects for growth in these countries. Of course, risks remain. Many investors worry that the pace of China’s robust economic growth could decelerate, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. In addition, political turmoil in the Middle East persists, while Europe faces pockets of recession in the midst of its ongoing debt crisis.

Indeed, despite the recent rally in stock markets uncertainty in the current environment is widespread, making diversification even more critical to long-term investment success. Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	1

JPMorgan Managed Income Fund

FUND COMMENTARY

FOR THE TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Shares)*	0.54%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.08%

Net Assets as of 2/29/2012 (In Thousands)	$888,225
Duration as of 2/29/2012	0.5 Years

INVESTMENT OBJECTIVE**

The JPMorgan Managed Income Fund (the “Fund”) seeks current income while seeking to maintain a low volatility of principal.

HOW DID THE MARKET PERFORM?

Despite the tragic earthquake and subsequent tsunami in Japan, investors’ appetite for risk was supported early in the reporting period by strong corporate earnings. However, investors’ uncertainty surrounding global economic growth and political turmoil in the Middle East began to weigh on capital markets in May 2011. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Despite the credit downgrade, investors still sought safety in U.S. Treasury securities, helping trigger a sharp decline in interest rates for U.S. Treasury securities. While improving U.S. economic data and aggressive measures implemented by the European Central Bank in an attempt to curb the region’s debt crisis helped investors regain their appetite for risk, interest rates stayed relatively low during the reporting period, in part, due to statements and policy initiatives by the U.S. Federal Reserve suggesting that monetary policy would remain accommodative for the next few years. Interest rates for 2-year U.S. Treasury notes ended the reporting period lower and reached historic lows during the twelve months ended February 29, 2012.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s portfolio managers sought opportunities for attractive fixed income investments with relatively short maturities, generally no longer than two years. The Fund’s duration was longer than that of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index during the reporting period. The Fund’s longer duration hurt its relative performance early in the reporting period as interest rates increased but ultimately contributed as interest rates finished the reporting period lower. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price, respectively, as interest rates go down or up, respectively, versus bonds with shorter duration. Meanwhile, despite coming under pressure in August and September of 2011, the Fund’s U.S. corporate securities holdings performed well and contributed to the Fund’s return. In addition, the Fund’s investments in asset-backed securities contributed to the Fund’s return.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers lowered the Fund’s exposure to debt issuances from financial companies, taking a relatively conservative credit stance on issuances from European banks given the uncertainty surrounding the region’s debt crisis. The Fund increased its exposure to debt issuances from industrial companies, particularly BBB-rated issuances. The Fund employed U.S. Treasury futures contracts in an attempt to manage the duration of the Fund’s investments in corporate securities.

PORTFOLIO COMPOSITION***
Corporate Bonds	38.2%
Commercial Paper	20.3
Certificates of Deposit	17.6
Asset-Backed Securities	7.0
Investment Company	5.7
Repurchase Agreements	4.6
U.S. Treasury Obligations	4.4
U.S. Government Agency Securities	1.3
Municipal Bonds	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Managed Income Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
INSTITUTIONAL CLASS SHARES	9/30/10	0.54%	0.44%
SELECT CLASS SHARES	9/30/10	0.44	0.31

LIFE OF FUND PERFORMANCE (9/30/10 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-766-7722

The Fund commenced operations on September 30, 2010.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Managed Income Fund and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from September 30, 2010 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	3

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Long-Term Investments — 53.1%
	Asset-Backed Securities — 7.2%
15	Ally Auto Receivables Trust, Series 2010-4, Class A2, 0.710%, 02/15/13	15
	AmeriCredit Automobile Receivables Trust,
670	Series 2011-1, Class A2, 0.840%, 06/09/14	671
402	Series 2011-2, Class A2, 0.900%, 09/08/14	403
1,771	Series 2011-3, Class A2, 0.840%, 11/10/14	1,772
1,350	Series 2011-4, Class A2, 0.920%, 03/09/15	1,351
1,400	Series 2011-5, Class A2, 1.190%, 08/08/15	1,406
5,000	Series 2012-1, Class A2, 0.910%, 10/08/15	5,007
740	CarMax Auto Owner Trust, Series 2011-1, Class A2, 0.720%, 11/15/13	740
2,000	Citibank Omni Master Trust, Series 2009-A8, Class A8, VAR, 2.348%, 05/16/16 (e)	2,008
636	CNH Equipment Trust, Series 2011-A, Class A2, 0.620%, 06/16/14	636
	Ford Credit Auto Owner Trust,
112	Series 2011-A, Class A2, 0.620%, 07/15/13	111
4,500	Series 2011-A, Class A3, 0.970%, 01/15/15	4,517
3,600	Series 2012-A, Class A2, 0.620%, 09/15/14	3,603
26	Harley-Davidson Motorcycle Trust, Series 2010-1, Class A2, 0.830%, 11/15/13	26
	Honda Auto Receivables Owner Trust,
102	Series 2010-3, Class A2, 0.530%, 01/21/13	102
3,211	Series 2010-3, Class A3, 0.700%, 04/21/14	3,214
1,282	Series 2011-1, Class A2, 0.650%, 06/17/13	1,283
5,000	Series 2012-1, Class A2, 0.570%, 08/15/14	5,001
	Hyundai Auto Receivables Trust,
2,428	Series 2011-B, Class A2, 0.590%, 03/15/14	2,429
2,075	Series 2012-A, Class A2, 0.550%, 06/16/14	2,075
5,700	John Deere Owner Trust, Series 2012-A, Class A2, 0.590%, 06/16/14	5,700
940	Mercedes-Benz Auto Lease Trust, Series 2011-1A, Class A2, 0.790%, 04/15/13 (e)	941
3,750	National City Credit Card Master Trust, Series 2007-1, Class A, VAR, 0.299%, 03/17/14	3,750
1,850	Nissan Auto Receivables Owner Trust, Series 2011-B, Class A2, 0.740%, 09/15/14	1,854
	Porsche Financial Auto Securitization Trust,
1,089	Series 2011-1, Class A2, 0.560%, 12/16/13 (e)	1,089
2,455	Series 2011-1, Class A3, 0.840%, 01/16/15 (e)	2,459
1,400	Porsche Innovative Lease Owner Trust, Series 2011-1, Class A2, 0.920%, 02/20/14 (e)	1,402
740	Toyota Auto Receivables Owner Trust, Series 2011-B, Class A2, 0.530%, 04/15/14	740

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Asset-Backed Securities — Continued
47	Volkswagen Auto Lease Trust, Series 2010-A, Class A2, 0.770%, 01/22/13	47
	Volkswagen Auto Loan Enhanced Trust,
1,999	Series 2011-1, Class A2, 0.670%, 12/20/13	2,001
3,700	Series 2012-1, Class A2, 0.610%, 10/20/14	3,702
	World Omni Auto Receivables Trust,
1,758	Series 2011-A, Class A2, 0.640%, 11/15/13	1,758
2,420	Series 2011-A, Class A3, 1.110%, 05/15/15	2,432

	Total Asset-Backed Securities (Cost $64,202)	64,245

	Corporate Bonds — 39.2%
	Consumer Discretionary — 2.5%
	Automobiles — 0.8%
2,910	Daimler Finance North America LLC, VAR, 1.742%, 09/13/13 (e)	2,908
4,150	Volkswagen International Finance N.V., (Netherlands), VAR, 1.031%, 10/01/12 (e)	4,152

		7,060

	Media — 0.9%
4,000	CBS Corp., 5.625%, 08/15/12	4,081
3,200	Time Warner Cable, Inc., 5.400%, 07/02/12	3,249
800	Time Warner Entertainment Co. LP, 10.150%, 05/01/12	811

		8,141

	Multiline Retail — 0.7%
	Macy’s Retail Holdings Inc.,
3,350	5.350%, 03/15/12	3,356
2,100	5.875%, 01/15/13	2,173

		5,529

	Specialty Retail — 0.1%
1,000	Staples, Inc., 7.375%, 10/01/12	1,037

	Total Consumer Discretionary	21,767

	Consumer Staples — 1.4%
	Beverages — 0.5%
850	Anheuser-Busch Cos. Inc., 4.700%, 04/15/12	854
2,100	Anheuser-Busch InBev Worldwide, Inc., 3.000%, 10/15/12	2,130
1,300	SABMiller plc, (United Kingdom), 5.500%, 08/15/13 (e)	1,378

		4,362

	Food Products — 0.9%
	Cargill, Inc.,
1,300	5.200%, 01/22/13 (e)	1,350
195	5.600%, 09/15/12 (e)	200

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Long-Term Investments — Continued
	Food Products — Continued
1,200	6.375%, 06/01/12 (e)	1,216
644	General Mills, Inc., 5.650%, 09/10/12	661
	Kellogg Co.,
2,500	4.250%, 03/06/13	2,589
1,600	5.125%, 12/03/12	1,655
500	Kraft Foods, Inc., 6.250%, 06/01/12	507

		8,178

	Total Consumer Staples	12,540

	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
1,000	ConocoPhillips Australia Funding Co., 5.500%, 04/15/13	1,054

	Financials — 28.3%
	Capital Markets — 3.1%
	Bank of New York Mellon Corp. (The),
1,000	1.200%, 02/20/15	1,001
500	5.000%, 03/23/12	501
4,475	VAR, 0.823%, 07/28/14	4,476
875	BlackRock, Inc., 2.250%, 12/10/12	887
	Credit Suisse, (Switzerland),
2,733	3.450%, 07/02/12	2,759
7,400	5.000%, 05/15/13	7,692
300	Credit Suisse USA Inc., VAR, 0.830%, 04/12/13	298
7,600	Goldman Sachs Group, Inc. (The), 3.625%, 08/01/12	7,674
100	Invesco Ltd., (Bermuda), 5.625%, 04/17/12	101
2,500	Merrill Lynch & Co., Inc., VAR, 0.757%, 06/05/12	2,493

		27,882

	Commercial Banks — 12.7%
8,200	ANZ National International Ltd., (New Zealand), 2.375%, 12/21/12 (e)	8,297
1,335	Bank of Montreal, (Canada), VAR, 1.023%, 04/29/14	1,337
	Bank of Nova Scotia, (Canada),
4,500	2.250%, 01/22/13	4,573
1,100	2.375%, 12/17/13	1,136
1,000	VAR, 1.619%, 01/12/15	1,015
1,500	Barclays Bank plc, (United Kingdom), 2.700%, 03/05/12 (e)	1,500
	BB&T Corp.,
2,482	3.375%, 09/25/13	2,575
1,775	VAR, 1.253%, 04/28/14	1,784
1,000	Canadian Imperial Bank of Commerce, (Canada), 1.450%, 09/13/13	1,013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
	HSBC Bank plc, (United Kingdom),
687	1.625%, 08/12/13 (e)	685
7,950	VAR, 0.965%, 01/18/13 (e)	7,948
2,700	VAR, 1.160%, 08/12/13 (e)	2,690
5,300	VAR, 1.367%, 01/17/14 (e)	5,287
	National Australia Bank Ltd., (Australia),
800	2.350%, 11/16/12 (e)	808
5,450	2.500%, 01/08/13 (e)	5,522
1,000	Nordea Bank AB, (Sweden), 2.500%, 11/13/12 (e)	1,008
	Rabobank Nederland N.V., (Netherlands),
4,900	2.650%, 08/17/12 (e)	4,943
1,000	VAR, 0.681%, 02/04/13 (e)	1,000
1,600	VAR, 0.917%, 04/14/14	1,584
	Royal Bank of Canada, (Canada),
300	1.450%, 10/30/14	305
4,000	VAR, 0.688%, 03/08/13	4,005
5,800	VAR, 0.867%, 04/17/14	5,815
1,000	Royal Bank of Scotland plc, (United Kingdom), 1.500%, 03/30/12 (e)	1,001
10,090	Svenska Handelsbanken AB, (Sweden), 2.875%, 09/14/12 (e)	10,202
	U.S. Bancorp,
15,000	2.000%, 06/14/13	15,266
430	2.125%, 02/15/13	437
	Wachovia Corp.,
9,760	5.500%, 05/01/13	10,286
4,250	VAR, 0.737%, 08/01/13	4,256
3,000	Wells Fargo & Co., 1.250%, 02/13/15	2,994
1,250	Westpac Banking Corp., (Australia), 2.250%, 11/19/12	1,266
2,000	Westpac Securities NZ Ltd., (New Zealand), 2.500%, 05/25/12 (e)	2,008

		112,546

	Consumer Finance — 3.6%
3,744	American Express Bank FSB, 5.550%, 10/17/12	3,853
	American Express Centurion Bank,
525	5.550%, 10/17/12	540
406	VAR, 0.403%, 06/12/12	406
	American Honda Finance Corp.,
600	2.375%, 03/18/13 (e)	611
1,200	4.625%, 04/02/13 (e)	1,251
150	VAR, 0.744%, 03/27/12 (e)	150
4,600	VAR, 0.809%, 12/19/12 (e)	4,604
2,000	VAR, 0.817%, 01/17/13 (e)	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	5

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Long-Term Investments — Continued
	Consumer Finance — Continued
	John Deere Capital Corp.,
1,000	VAR, 0.681%, 06/16/14	1,000
1,600	VAR, 0.717%, 07/15/13	1,604
3,700	VAR, 1.100%, 09/22/14	3,728
	Toyota Motor Credit Corp.,
4,000	1.000%, 02/17/15	3,994
3,800	VAR, 0.776%, 01/14/13	3,808
4,500	VAR, 0.947%, 01/17/14	4,513

		32,062

	Diversified Financial Services — 2.2%
	Caterpillar Financial Services Corp.,
548	4.850%, 12/07/12	567
2,650	VAR, 0.871%, 04/01/14	2,664
3,750	Citigroup, Inc., VAR, 0.680%, 03/16/12	3,748
	General Electric Capital Corp.,
2,950	1.875%, 09/16/13	2,990
3,100	2.100%, 01/07/14	3,162
2,000	4.800%, 05/01/13	2,090
500	VAR, 0.683%, 12/20/13	496
1,086	VAR, 0.806%, 09/15/14	1,069
2,400	VAR, 1.159%, 06/19/13	2,412
500	VAR, 1.433%, 01/07/14	502

		19,700

	Insurance — 6.5%
1,500	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	1,581
410	Berkshire Hathaway Finance Corp., 4.000%, 04/15/12	412
	Berkshire Hathaway, Inc.,
2,300	2.125%, 02/11/13	2,339
2,000	VAR, 1.203%, 08/15/14	2,025
	Jackson National Life Global Funding,
1,700	6.125%, 05/30/12 (e)	1,719
3,350	VAR, 0.736%, 03/17/14 (e)	3,262
	MassMutual Global Funding II,
1,770	3.625%, 07/16/12 (e)	1,789
2,000	VAR, 0.947%, 01/14/14 (e)	2,000
5,600	VAR, 1.074%, 09/27/13 (e)	5,598
	MetLife Institutional Funding II,
1,900	VAR, 0.955%, 12/07/12 (e)	1,899
3,800	VAR, 1.481%, 04/04/14 (e)	3,799
	Metropolitan Life Global Funding I,
1,985	2.500%, 01/11/13 (e)	2,008
7,550	5.125%, 04/10/13 (e)	7,880

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
2,270	Monumental Global Funding III, VAR, 0.730%, 01/25/13 (e)	2,260
5,545	New York Life Global Funding, 4.650%, 05/09/13 (e)	5,801
2,950	Pacific Life Global Funding, 5.150%, 04/15/13 (e)	3,087
3,623	Pricoa Global Funding I, 4.625%, 06/25/12 (e)	3,666
1,000	Principal Life Global Funding I, 5.250%, 01/15/13 (e)	1,035
	Principal Life Income Funding Trusts,
500	5.300%, 12/14/12	517
1,000	5.300%, 04/24/13	1,051
3,775	VAR, 0.703%, 11/08/13	3,695
500	Travelers Cos, Inc. (The), 5.375%, 06/15/12	506

		57,929

	Real Estate Investment Trusts (REITs) — 0.2%
1,502	ERP Operating LP, 6.625%, 03/15/12	1,505

	Total Financials	251,624

	Health Care — 1.0%
	Health Care Equipment & Supplies — 0.6%
5,034	Covidien International Finance S.A., (Luxembourg), 5.450%, 10/15/12	5,186

	Health Care Providers & Services — 0.2%
1,850	AmerisourceBergen Corp., 5.625%, 09/15/12	1,894

	Pharmaceuticals — 0.2%
1,550	Teva Pharmaceutical Finance Co. B.V., (Netherlands Antilles), VAR, 1.423%, 11/08/13	1,566

	Total Health Care	8,646

	Industrials — 0.9%
	Machinery — 0.3%
2,000	Caterpillar, Inc., 7.000%, 12/15/13	2,208

	Road & Rail — 0.6%
2,500	Ryder System, Inc., 5.000%, 06/15/12	2,527
2,890	Union Pacific Corp., 5.450%, 01/31/13	3,015

		5,542

	Total Industrials	7,750

	Information Technology — 0.6%
	Computers & Peripherals — 0.5%
4,225	Hewlett-Packard Co, VAR, 0.772%, 05/24/13	4,213

	Semiconductors & Semiconductor Equipment — 0.1%
1,100	National Semiconductor Corp., 6.150%, 06/15/12	1,116

	Total Information Technology	5,329

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Long-Term Investments — Continued
	Materials — 0.9%
	Metals & Mining — 0.9%
8,000	BHP Billiton Finance USA Ltd., (Australia), VAR, 0.735%, 02/18/14	7,996
164	Nucor Corp., 4.875%, 10/01/12	167

	Total Materials	8,163

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
2,950	BellSouth Corp., 4.750%, 11/15/12	3,037
1,000	Verizon Communications, Inc., 5.250%, 04/15/13	1,052

	Total Telecommunication Services	4,089

	Utilities — 3.0%
	Electric Utilities — 2.8%
3,141	Commonwealth Edison Co., 6.150%, 03/15/12	3,148
1,015	Consolidated Edison Co. of New York, Inc., 4.875%, 02/01/13	1,054
1,200	Cooper US, Inc., 5.250%, 11/15/12	1,238
1,000	Duke Energy Carolinas LLC, 5.625%, 11/30/12	1,036
2,102	Duke Energy Ohio, Inc., 5.700%, 09/15/12	2,159
	MidAmerican Energy Holdings Co.,
500	3.150%, 07/15/12	505
1,500	5.875%, 10/01/12	1,543
700	NextEra Energy Capital Holdings, Inc., VAR, 0.920%, 11/09/12	699
2,800	Ohio Power Co., Series C, 5.500%, 03/01/13	2,929
1,000	Peco Energy Co., 4.750%, 10/01/12	1,024
3,000	PSEG Power LLC, 2.500%, 04/15/13	3,056
2,595	Spectra Energy Capital LLC, 6.250%, 02/15/13	2,723
2,800	Tampa Electric Co., 6.375%, 08/15/12	2,868
600	Virginia Electric and Power Co., 5.100%, 11/30/12	620

		24,602

	Gas Utilities — 0.1%
1,100	TransCanada PipeLines Ltd., (Canada), 4.000%, 06/15/13	1,139

	Multi-Utilities — 0.1%
1,000	Dominion Resources, Inc., 5.700%, 09/17/12	1,027

	Total Utilities	26,768

	Total Corporate Bonds (Cost $347,454)	347,730

	Municipal Bonds — 0.9%
	Illinois — 0.2%
1,500	City of Chicago, Taxable Notes, GO, 0.800%, 12/05/12	1,501

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — 0.0% (g)
500	State of Ohio, Highway Capital Improvements, Series H, GO, 5.000%, 05/01/12 (p)	513

	Pennsylvania — 0.0% (g)
500	Commonwealth of Pennsylvania, Second Series, GO, AGM, 5.500%, 05/01/12 (p)	505

	Wisconsin — 0.7%
5,900	Wisconsin Housing & Economic Development Authority, Series B, Rev., LIQ : BNP Paribas, VAR, 1.100%, 03/09/12	5,900

	Total Municipal Bonds (Cost $8,417)	8,419

	U.S. Government Agency Securities — 1.3%
1,667	Federal Home Loan Bank, 0.350%, 09/18/12	1,667
	Federal Home Loan Mortgage Corp.,
4,500	VAR, 0.192%, 05/16/13	4,501
3,000	0.550%, 09/23/13	3,000
250	5.500%, 08/20/12	257
2,000	Federal National Mortgage Association, VAR, 0.327%, 03/04/14	2,001

	Total U.S. Government Agency Securities (Cost $11,422)	11,426

	U.S. Treasury Obligations — 4.5%
	U.S. Treasury Notes,
6,000	0.250%, 01/15/15	5,972
6,800	0.375%, 11/15/14	6,795
4,700	0.500%, 05/31/13	4,716
5,900	0.500%, 10/15/13	5,921
8,000	1.750%, 01/31/14 (m)	8,220
4,000	2.250%, 01/31/15	4,209
4,000	2.750%, 02/28/13	4,102

	Total U.S. Treasury Obligations (Cost $39,955)	39,935

	Total Long-Term Investments (Cost $471,450)	471,755

Short-Term Investments — 49.3%
	Certificates of Deposit — 18.0%
1,000	Bank of Montreal, 1.031%, 10/03/13	1,000
	Bank of Nova Scotia,
1,600	0.741%, 11/26/12	1,602
400	0.750%, 10/15/12	401
50	0.757%, 07/27/12	50
4,000	0.921%, 02/27/14	4,000
7,900	1.013%, 02/10/14	7,900
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
3,000	0.630%, 03/09/12	3,000
2,000	0.710%, 07/09/12	2,002

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	7

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Short-Term Investments — Continued
	Certificates of Deposit — Continued
	Canadian Imperial Bank of Commerce,
6,000	0.510%, 02/12/13	5,999
250	0.767%, 07/17/12	250
2,500	0.827%, 06/03/13	2,500
6,000	Credit Suisse, 0.953%, 01/29/13	6,001
	Deutsche Bank AG,
6,000	0.800%, 07/30/12	6,004
6,000	0.810%, 07/23/12	6,005
2,500	Mitsubishi UFJ Trust & Banking Corp., 0.460%, 03/01/12	2,500
8,000	Mizuho Corporate Bank, 0.420%, 05/07/12	8,001
	National Australia Bank Ltd.,
1,250	0.700%, 12/06/12	1,250
6,850	0.731%, 01/10/13	6,849
	National Bank of Canada,
3,000	0.400%, 05/03/12	3,001
4,000	0.561%, 03/01/13	4,000
3,050	0.620%, 09/20/12	3,054
2,000	0.660%, 01/09/13	2,003
6,000	Nordea Bank Finland plc, 0.610%, 07/23/12	6,003
5,000	Norinchukin Bank, 0.740%, 07/09/12	5,003
	Rabobank Nederland N.V.,
8,200	0.350%, 05/21/12	8,200
3,000	0.680%, 07/25/12	3,002
	Royal Bank of Canada,
2,000	0.670%, 11/15/12	2,004
1,500	1.000%, 09/03/13	1,500
7,500	Shizuoka Bank, 0.450%, 05/14/12	7,499
9,800	Standard Chartered Bank, 0.720%, 08/09/12	9,800
	Sumitomo Mitsui Banking Corp.,
4,000	0.650%, 06/01/12	4,002
5,000	0.680%, 07/09/12	5,004
12,000	Swedbank AB, 0.460%, 05/10/12	11,999
	UBS AG,
3,500	0.510%, 05/11/12	3,501
1,000	0.550%, 04/25/12	1,001
4,000	0.850%, 10/25/12	4,001
	Westpac Banking Corp.,
4,000	0.400%, 05/03/12	4,001
1,750	0.410%, 06/21/12	1,751
4,350	0.711%, 02/06/13	4,350

	Total Certificates of Deposit (Cost $159,945)	159,993

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Paper — 20.8%
16,000	Atlantic Asset Securitization LLC, 0.300%, 03/05/12 (e) (n)	15,999
3,700	Australia & New Zealand Banking Group Ltd., 0.562%, 06/22/12 (e) (n)	3,697
4,000	Bacardi USA Inc., 0.440%, 03/08/12 (e) (n)	4,000
3,800	BMW U.S. Capital LLC, 0.810%, 07/25/12 (e)	3,799
	BP Capital Markets plc,
2,750	0.670%, 02/08/13 (e)	2,749
1,000	0.806%, 01/03/13 (e) (n)	997
4,650	0.807%, 01/02/13 (e) (n)	4,638
	Caisse d’Amortissement de la Dette Sociale,
3,000	0.442%, 06/01/12 (e) (n)	2,997
8,000	1.005%, 08/29/12 (e) (n)	7,956
6,000	1.055%, 06/25/12 (e) (n)	5,985
7,000	1.278%, 08/01/12 (e) (n)	6,971
	Daimler Finance North America LLC,
10,000	0.380%, 03/01/12 (e) (n)	10,000
2,500	0.581%, 05/14/12 (e) (n)	2,497
3,500	0.631%, 06/25/12 (e) (n)	3,492
	DBS Bank Ltd.,
650	0.551%, 08/09/12 (e) (n)	648
12,300	0.573%, 08/03/12 (e) (n)	12,265
6,900	0.888%, 02/01/13 (e) (n)	6,840
10,000	Devon Energy Corp., 0.460%, 05/08/12 (e) (n)	9,991
6,000	Florida Power Corp., 0.601%, 06/14/12 (n)	5,989
12,000	Kells Funding LLC, 0.682%, 08/20/12 (e) (n)	11,973
10,000	NetJets Inc., 0.090%, 03/23/12 (e) (n)	9,999
2,000	Northern States Power Co., 0.400%, 03/09/12 (e) (n)	2,000
15,500	Oversea-Chinese Banking Corp. Ltd., 0.601%, 08/06/12 (n)	15,453
16,000	Scaldis Capital LLC, 0.280%, 03/06/12 (e) (n)	15,999
5,000	Thermo Fisher Scientific, Inc., 0.552%, 05/16/12 (e) (n)	4,995
5,000	Unilever Capital Corp., 0.452%, 01/17/13 (e) (n)	4,985
	Vodafone Group plc,
3,600	1.008%, 08/23/12 (e) (n)	3,585
3,900	1.031%, 07/09/12 (e) (n)	3,890

	Total Commercial Paper (Cost $184,346)	184,389

	Repurchase Agreements — 4.7%
8,000	Barclays Capital, Inc, VAR, 0.620%, dated 02/29/12, due 04/02/12, repurchase price $8,005, collateralized by Corporate Bonds and Notes, 0.000%, due 01/25/36 - 07/25/37, with a value of $8,400. (i)	8,000

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Short-Term Investments — Continued
	Repurchase Agreements — Continued
5,000	Barclays Capital, Inc., VAR, 0.620%, dated 02/29/12, due 04/02/12, repurchase price $5,003, collateralized by Corporate Bonds and Notes, 0.000% - 0.784%, due 06/25/34 - 01/25/36, with a value of $5,250. (i)	5,000
5,000	Citigroup Global Markets Holdings, Inc., 0.920%, dated 02/29/12, due 04/04/12, repurchase price $5,004, collateralized by Corporate Bonds and Notes, 0.000% - 7.047%, due 08/16/19 - 01/01/49, with a value of $5,259. (i)	5,000
7,000	Deutsche Bank AG, VAR, 0.520%, dated 02/29/12, due 04/25/12, repurchase price $7,006, collateralized by Corporate Bonds and Notes, 0.000% - 5.570%, due 02/05/19 - 06/25/47, with a value of $7,350. (i)	7,000
2,000	Morgan Stanley & Co., Inc, 0.920%, dated 02/29/12, due 04/04/12, repurchase price $2,002, collateralized by Federal National Mortgage Association, 5.974% - 6.301%, due 08/25/37 - 01/25/40, with a value of $2,060. (i)	2,000
15,000	Morgan Stanley & Co., Inc., 0.920%, dated 02/29/12, due 04/04/12, repurchase price $15,013, collateralized by Corporate Bonds and Notes, 0.000% - 7.500%, due 03/22/12 - 04/12/49, with a value of $15,750. (i)	15,000

	Total Repurchase Agreements (Cost $42,000)	42,000

SHARES
	Investment Company — 5.8%
51,489	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $51,489)	51,489

	Total Short-Term Investments (Cost $437,780)	437,871

	Total Investments — 102.4% (Cost $909,230)	909,626
	Liabilities in Excess of Other Assets — (2.4)%	(21,401)

	NET ASSETS — 100.0%	$888,225

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AGM	— Insured by Assured Guaranty Municipal Corp.
GO	— General Obligation
LIQ	— Liquidity Agreement
Rev.	— Revenue
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 29, 2012.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of February 29, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2012

(Amounts in thousands, except per share amounts)

	Managed Income Fund
ASSETS:
Investments in non-affiliates, at value	$858,137
Investments in affiliates, at value	51,489

Total investment securities, at value	909,626
Receivables:
Investment securities sold	5,824
Fund shares sold	2,532
Interest from non-affiliates	2,928
Dividends from affiliates	—	(a)

Total Assets	920,910

LIABILITIES:
Payables:
Due to custodian	134
Dividends	290
Investment securities purchased	24,811
Fund shares redeemed	7,214
Accrued liabilities:
Investment advisory fees	86
Administration fees	52
Shareholder servicing fees	17
Custodian and accounting fees	17
Trustees’ and Chief Compliance Officer’s fees	1
Other	63

Total Liabilities	32,685

Net Assets	$888,225

NET ASSETS:
Paid-in-Capital	$887,515
Accumulated undistributed (distributions in excess of) net investment income	4
Accumulated net realized gains (losses)	310
Net unrealized appreciation (depreciation)	396

Total Net Assets	$888,225

Net Assets:
Institutional Class	$760,354
Select Class	127,871

Total	$888,225

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Institutional Class	76,013
Select Class	12,782

Net Asset Value: (b)
Institutional Class — Offering and redemption price per share	$10.00
Select Class — Offering and redemption price per share	10.00

Cost of investments in non-affiliates	$857,741
Cost of investments in affiliates	51,489

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2012

(Amounts in thousands)

Managed Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,033
Dividend income from affiliates	2

Total investment income	3,035

EXPENSES:
Investment advisory fees	687
Administration fees	404
Shareholder servicing fees:
Institutional Class	352
Select Class	266
Custodian and accounting fees	30
Professional fees	90
Trustees’ and Chief Compliance Officer’s fees	4
Printing and mailing costs	17
Registration and filing fees	7
Other	— (a)

Total expenses	1,857

Less amounts waived	(626)
Less expense reimbursements	(14)

Net expenses	1,217

Net investment income (loss)	1,818

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	474
Futures	(25)

Net realized gain (loss)	449

Change in net unrealized appreciation (depreciation) of investments in non-affiliates	404

Net realized/unrealized gains (losses)	853

Change in net assets resulting from operations	$2,671

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Managed Income Fund
	Year Ended 2/29/2012	Period Ended 2/28/2011 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,818	$55
Net realized gain (loss)	449	— (b)
Change in net unrealized appreciation (depreciation)	404	(8)

Change in net assets resulting from operations	2,671	47

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(1,483)	(47)
From net realized gains	(101)	—
Select Class
From net investment income	(335)	(5)
From net realized gains	(38)	—

Total distributions to shareholders	(1,957)	(52)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	673,517	213,999

NET ASSETS:
Change in net assets	674,231	213,994
Beginning of period	213,994	—

End of period	$888,225	$213,994

Accumulated undistributed (distributions in excess of) net investment income	$4	$4

CAPITAL TRANSACTIONS:
Institutional Class
Proceeds from shares issued	$907,277	$159,432
Dividends and distributions reinvested	18	34
Cost of shares redeemed	(305,581)	(1,399)

Change in net assets from Institutional Class capital transactions	$601,714	$158,067

Select Class
Proceeds from shares issued	194,949	57,903
Dividends and distributions reinvested	1	— (b)
Cost of shares redeemed	(123,147)	(1,971)

Change in net assets from Select Class capital transactions	$71,803	$55,932

Total change in net assets from capital transactions	$673,517	$213,999

SHARE TRANSACTIONS:
Institutional Class
Issued	90,771	15,957
Reinvested	2	3
Redeemed	(30,580)	(140)

Change in Institutional Class Shares	60,193	15,820

Select Class
Issued	19,505	5,796
Reinvested	— (b)	— (b)
Redeemed	(12,322)	(197)

Change in Select Class Shares	7,183	5,599

(a)	Commencement of operations was September 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain		Total distributions
Managed Income Fund
Institutional Class
Year Ended February 29, 2012	$9.99	$0.04		$0.01	$0.05		$(0.04)	$—	(e)	$(0.04)
September 30, 2010 (f) through February 28, 2011	10.00	0.02	(g)	(0.01)	0.01		(0.02)	—		(0.02)

Select Class
Year Ended February 29, 2012	9.99	0.03		0.01	0.04		(0.03)	—	(e)	(0.03)
September 30, 2010 (f) through February 28, 2011	10.00	0.01	(g)	(0.01)	—	(e)	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Amount rounds to less than $0.01.
(f)	Commencement of operations.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.00	0.54%		$760,354	0.24%	0.42%	0.36%	174%
9.99	0.08		158,055	0.25	0.40	1.80	29

10.00	0.44		127,871	0.34	0.32	0.55	174
9.99	0.00	(h)	55,939	0.40	0.21	1.90	29

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Managed Income Fund	Institutional Class and Select Class	Diversified

The Fund commenced operations on September 30, 2010.

The investment objective of the Fund is to seek current income while seeking to maintain a low volatility of principal.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$51,489	$858,137	$—	$909,626

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended February 29, 2012.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

The following is the value and percentage of net assets of illiquid securities as of February 29, 2012 (amounts in thousands):

Value	Percentage
$42,000	4.7%

C. Futures Contracts — The Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the year ended February 29, 2012 (amounts in thousands):

Average Notional Balance Short	$5,051	(a)
Ending Notional Balance Short	—

(a)	For the period July 1, 2011 to July 31, 2011.

D. Repurchase Agreements — The Fund may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as shareholder servicing fees.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income		Accumulated Net Realized Gain (Loss) on Investments
$(1)	$—	(a)	$1

(a)	Amounts round to less than $1,000

The reclassifications for the Fund relate primarily to distribution reclassifications and prior year undistributed gain (loss) adjustment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.15% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 29, 2012, the annual effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Distributor receives no compensation in its capacity as the Fund’s underwriter.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Institutional Class	Select Class
0.10%	0.25%

18	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Institutional Class	Select Class
0.25%	0.40%

The expense limitation agreement was in effect for the year ended February 29, 2012.

The contractual expense limitation percentages in the table above are in place until at least June 30, 2012.

For the year ended February 29, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$236	$41	$265	$542	$14

In addition, the Fund’s service providers voluntarily waived shareholder servicing fees in the amount of approximately $53,000 for the year ended February 29, 2012. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended February 29, 2012 was approximately $31,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 29, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the year ended February 29, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended February 29, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$733,906	$459,744	$56,191	$20,936

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 29, 2012, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$909,230	$644	$248	$396

There is no difference between book and tax basis appreciation (depreciation) on investments.

The tax character of distributions paid during the fiscal year ended February 29, 2012 was as follows (amounts in thousands):

Ordinary Income	Total Distributions Paid
$1,957	$1,957

The tax character of distributions paid during the fiscal period ended February 28, 2011 was as follows (amounts in thousands):

Ordinary Income	Total Distributions Paid (a)
$52	$52

(a)	Commencement of operations was September 30, 2010.

As of February 29, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$604	$—	$396

The cumulative timing differences primarily consist of distributions payable.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after February 28, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 29, 2012, the Fund did not have pre-enactment and/or post-enactment net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

20	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Managed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Managed Income Fund (hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year ended February 29, 2012 and the period September 30, 2010 (commencement of operations) through February 28, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 27, 2012

22	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-766-7722 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	23

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

24	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2011, and continued to hold your shares at the end of the reporting period, February 29, 2012

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
Managed Income Fund
Institutional Class
Actual	$1,000.00	$1,003.70	$1.20	0.24%
Hypothetical	1,000.00	1,023.67	1.21	0.24
Select Class
Actual	1,000.00	1,002.20	1.74	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

26	J.P. MORGAN INCOME FUNDS	FEBRUARY 29, 2012

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 29, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Treasury Income

The percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 29, 2012, was 4.47%.

Qualified Short Term Gains and Qualified Interest Income (QII)

For the fiscal year ended February 29, 2012, the Fund designates the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income and short-term capital gain (amounts in thousands):

	Qualified Interest Income	Qualified Short-Term Gain
Managed Income Fund	$—	$139

FEBRUARY 29, 2012	J.P. MORGAN INCOME FUNDS	27

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-766-7722 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-766-7722 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-766-7722 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. February 2012.	AN-MIF-212

Annual Report

J.P. Morgan Tax Aware Funds

February 29, 2012

JPMorgan Tax Aware High Income Fund

JPMorgan Tax Aware Income Opportunities Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MARCH 14, 2012 (Unaudited)

Dear Shareholder:

“Risk on, risk off” was the mantra for 2011. Assets perceived as risky moved en masse as investors adjusted their portfolios in response to unexpected sources of distress and updates on known problems — the European debt crisis, political strife in the Middle East, the earthquake and subsequent tsunami in Japan and the credit rating of debt issued by the United States.

“Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.”

So far in 2012, improving U.S. economic data and aggressive measures taken by the European Central Bank to curb the region’s debt crisis have sustained investors’ appetite for risk. Since January 1, 2012, equities have rallied strongly and outperformed fixed income securities.

U.S. stocks outperform

While the “risk on, risk off” market environment caused elevated correlations within individual asset classes, stock returns across market capitalizations, countries and investment styles varied during the twelve months ended February 29, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.1% versus the -6.8% and 1.8% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (gross of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (gross of foreign withholding taxes), respectively. Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Yields for U.S. Treasuries remain near historical lows

Despite historically low yields and a credit downgrade, investors continued to invest in U.S. Treasury securities. The yield for 10-year U.S. Treasury securities ended February 2012 below 2% and reached its lowest level since 1950 in September 2011. The yield on the 2-year U.S. Treasury note began the reporting period at 0.7% and dropped to 0.3% at the end of February

2012. Meanwhile, the yield on the 30-year U.S. Treasury bond declined from 4.5% to 3.1% as of the end of the twelve months ended February 29, 2012.

Interest rates have increased in March 2012 but yields remain at historically low levels. Nonetheless, many investors have renewed their focus on the longer-term impact of rising interest rates on their fixed income investments. In addition, many investors view the unprecedented quantitative easing by the U.S. Federal Reserve as kindling for inflation if the U.S. economic recovery continues to take hold.

Maintain a diversified portfolio

Several indicators suggest that a U.S. economic recovery is gaining traction — the labor market has shown signs of healing, while recent retail and auto sales have been strong. Meanwhile, soaring year-to-date returns for emerging markets stocks reflect investors’ optimism surrounding the prospects for growth in these countries. Of course, risks remain. Many investors worry that the pace of China’s robust economic growth could decelerate, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. In addition, political turmoil in the Middle East persists, while Europe faces pockets of recession in the midst of its ongoing debt crisis.

Indeed, despite the recent rally in stock markets uncertainty in the current environment is widespread, making diversification even more critical to long-term investment success. Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	1

A MESSAGE FROM GARY J. MADICH, CFA

Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed

Income Group

APRIL 3, 2012 (Unaudited)

Flows into bond funds remain strong, although decreased from the very high levels of the past two years. Investors still seem to be drawn to the perception of bonds’ relative safety versus other investments and continue to allocate assets to fixed income securities given the uncertainty prevalent in today’s marketplace. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Currently, interest rates are at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates may increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events.

Acknowledging the challenges facing many states and municipalities, our municipal and tax free funds have generally maintained their bias towards bonds with high credit quality and sectors that have historically demonstrated lower volatility.

While we certainly believe that municipal bonds are a valuable tool for many investors, the risks associated with these funds serve as a reminder about the importance of a well-diversified portfolio. As an investor, the best way to guard against any type of risk is to proactively build a well-diversified portfolio, a portfolio that is able to withstand and benefit from a variety of future outcomes.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich, CFA

2	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

J.P. Morgan Tax Aware Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Despite the tragic earthquake and subsequent tsunami in Japan, investors’ appetite for risk was supported early in the reporting period by strong corporate earnings. However, investors’ uncertainty surrounding global economic growth and political turmoil in the Middle East began to weigh on capital markets in May 2011. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Despite the credit downgrade, investors still sought safety in U.S. Treasury securities, helping trigger a sharp decline in interest rates for 2-, 5-, 10-, 15- and 30-year U.S. Treasury securities. Risk aversion lasted until October 2011, when U.S. economic data showed signs of improving and the European Central Bank implemented aggressive measures in an attempt to curb the region’s debt crisis.

Tax free interest rates declined during the reporting period, resulting in a rise in bond prices (generally, bond prices increase when interest rates decline). Initially, rates for tax free fixed income securities fell in response to slower than expected domestic economic growth and the ongoing debt crisis in Europe. Later in the reporting period, as U.S. economic growth began to improve, the decline in tax free interest rates gained further momentum from a positive technical environment within the municipal sector. A dramatic decline in new debt issuance coupled with renewed inflows into municipal bond funds helped support bond prices. These forces were further augmented by statements and policy initiatives by the U.S. Federal Reserve that suggested that monetary policy would remain accommodative for the next few years.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware High Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2012 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	11.59%
Barclays Capital Municipal Bond Index	12.42%

Net Assets as of 2/29/2012 (In Thousands)	$55,596
Duration as of 2/29/2012	6.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware High Income Fund (the “Fund”) seeks to provide a high level of after-tax income from a portfolio of fixed income investments.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period, the majority of the Fund’s assets were invested in municipal securities, while the remainder was mostly invested in taxable high yield securities, mainly loan participations and assignments.

Taxable high yield securities underperformed municipal securities during the reporting period and detracted from the Fund’s relative performance versus the Barclays Capital Municipal Bond Index (the “Benchmark”). From a sector perspective, the Fund’s security selection among taxable high yield securities was strongest in the aerospace and chemicals sectors and weakest in the housing and retail sectors.

Among the Fund’s municipal securities, the Fund’s underweight versus the Benchmark in the state-issued general obligation bonds sector contributed to relative performance. State-issued general obligation bonds tend to be higher quality and underperformed as investors preferred lower quality issuances during the reporting period. The Fund’s investments in the housing sector, where the Fund had its largest overweight versus the Benchmark, detracted from relative performance as the Fund’s holdings had shorter duration. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease, respectively, in price as interest rates go down or up, respectively, versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

The Fund’s assets were invested among various sectors, including both high-grade and high-yield securities. Sector allocations were determined by input from analyst teams organized by sector that assessed relative value and risk, among other factors. The Fund’s portfolio managers allocated the majority of the Fund’s assets to municipal securities and invested the remainder of the Fund’s assets mostly in taxable high yield securities. The Fund also used investments in money market funds in an effort to manage Fund flows.

Within the municipal allocation, the Fund continued to emphasize yield sectors, particularly the housing sector, and was underweight lower-yielding bonds, such as pre-refunded bonds. The taxable portion of the Fund’s portfolio was primarily invested in loan participations and assignments. Among loan participations and assignments, the Fund decreased its holdings in B- and Caa and lower-rated securities and increased its exposure to Ba-rated securities. The Fund’s portfolio managers believed that loan participations and assignments represented attractive investment opportunities based on the following factors: their spread over LIBOR remains attractive, they tend to have better covenants than high yield bonds, they are senior in the capital structure and are secured by tangible assets, and their coupons tend to adjust upward in the event of rising interest rates (although they may not adjust at the same rate or as much as general interest rates).

PORTFOLIO COMPOSITION***
Municipal Bonds	75.1%
Loan Participations & Assignments	16.6
Others (each less than 1.0%)	0.9
Short-Term Investment	7.4

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

4	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012
		1 YEAR			3 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	9/17/07
Without Sales Charge		11.48%	11.10%	8.43%	10.30%	9.87%	9.02%	6.24%	5.82%	5.51%
With Sales Charge*		7.25	6.89	5.64	8.89	8.46	7.79	5.33	4.91	4.72
CLASS C SHARES	9/17/07
Without CDSC		10.98	10.65	7.98	9.72	9.36	8.52	5.69	5.33	5.04
With CDSC**		9.98	9.65	7.33	9.72	9.36	8.52	5.69	5.33	5.04
SELECT CLASS SHARES	9/17/07	11.59	11.21	8.53	10.37	9.95	9.11	6.31	5.90	5.59

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (9/17/07 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 17, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware High Income Fund, the Barclays Capital Municipal Bond Index, the Barclays Capital High Yield Municipal Bond Index and the Lipper General Municipal Debt Funds Index from September 17, 2007 to February 29, 2012. The performance of the Lipper General Municipal Debt Funds Index reflects an initial investment at the end of month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Municipal Bond Index and the Barclays Capital High Yield Municipal Bond Index do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper General Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Lipper General Municipal Debt Funds Index represents total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Income Opportunities Fund

FUND COMMENTARY

FOR THE PERIOD MARCH 1, 2011 (FUND INCEPTION DATE) THROUGH FEBRUARY 29, 2012 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	3.43%
Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index	9.72%

Net Assets as of 2/29/2012 (In Thousands)	$144,471
Duration as of 2/29/2012	2.5 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Income Opportunities Fund (the “Fund”) seeks to provide total return.

HOW DID THE FUND AIM TO MEET ITS INVESTMENT OBJECTIVE?

The Fund has an absolute return orientation, which means that it was not managed relative to a benchmark during the reporting period. The Fund attempts to provide a positive total return in diverse market environments and accordingly, the Fund was not forced to meet target benchmark weights, allowing the Fund’s portfolio managers to avoid sectors that they believed were unattractive. While the Fund was not managed to a benchmark, its return was compared to the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index. For the period March 1, 2011 through February 29, 2012, the Fund (Select Class Shares) underperformed the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S RETURN?

For the period March 1, 2011 through February 29, 2012, the Fund invested the majority of its assets in municipal bonds and a portion of its assets in derivatives, including credit default swaps (“CDS”).

The Fund’s absolute return benefited from its strong security selection among municipal bonds, as the Fund’s portfolio managers used bottom-up fundamental research to buy primary new issuances that they believed were attractively valued. The Fund then sold new issuances that were embraced by investors in the secondary market, which contributed to the Fund’s absolute return. This opportunity increased the Fund’s portfolio turnover. In addition, the Fund had exposure to lower-quality and longer duration municipal securities, which benefited from falling interest rates and investors preference for lower-quality municipal issuances during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease, respectively, in price as interest rates go down or up, respectively, versus bonds with shorter duration.

Meanwhile, the Fund used CDS to establish long positions in high yield debt issuances with 1-2 year maturities. Market volatility in August and September of 2011 led many investors to sell assets perceived as risky and use CDS to take short positions in high yield debt issuances with 1-2 year maturities. This hurt the Fund’s synthetic long positions in this segment of the debt market and these positions detracted from the Fund’s return during the twelve months ended February 29, 2012.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities in the municipal bond market stemming from increased volatility, supply pressures and headline credit risk.

In addition, when the Fund’s portfolio managers believed that CDS were attractively valued, they used these instruments to initiate long and short exposures in areas of the fixed income market. The Fund also used interest-rate derivatives during the reporting period, mainly to manage the Fund’s exposure to potential changes in interest rates.

PORTFOLIO COMPOSITION***
Municipal Bonds	62.0%
Daily Demand Notes	18.2
Weekly Demand Notes	16.7
Others (each less than 1.0%)	1.2
Short-Term Investments	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

6	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

		SINCE INCEPTION

	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	3/1/11
Without Sales Charge		3.36%	3.06%	2.42%
With Sales Charge*		(0.52)	(0.81)	(0.11)
CLASS C SHARES	3/1/11
Without CDSC		2.70	2.41	1.85
With CDSC**		1.70	1.41	1.20
SELECT CLASS SHARES	3/1/11	3.43	3.13	2.49

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (3/1/11 TO 2/29/12)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 1, 2011.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Aware Income Opportunities Fund, the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index, the iMoneyNet Tax Free National Average and the Lipper General Municipal Debt Funds Index from March 1, 2011 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index and the iMoneyNet Tax Free National Average do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper General Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1-17 years. The iMoneyNet Tax Free National Average is an average of all tax-free and municipal, U.S.-domiciled institutional and retail money market funds. The Lipper General Municipal Debt Funds Index represents total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Security — 0.2%
142	Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, VAR, 1.999%, 11/15/15 (e) Total Commercial Mortgage-Backed Security (Cost $131)	133

Corporate Bonds — 0.7%
	Consumer Discretionary — 0.2%
	Gaming — 0.2%
100	Seminole Hard Rock Entertainment, Inc., VAR, 3.046%, 03/15/14 (e)	96

	Financials — 0.4%
	Consumer Finance — 0.4%
200	Ford Motor Credit Co. LLC, 3.875%, 01/15/15	205

	Diversified Financial Services — 0.0% (g)
19	Capmark Financial Group, Inc., VAR, 9.000%, 09/30/15	19

	Total Financials	224

	Materials — 0.1%
	Chemicals — 0.0% (g)
26	Lyondell Chemical Co., 11.000%, 05/01/18	28

	Containers & Packaging — 0.1%
34	Constar International, Inc., 11.000%, 12/31/17 (f) (i)	34

	Total Materials	62

	Total Corporate Bonds (Cost $377)	382

Municipal Bonds — 74.9% (t)
	Alaska — 1.3%
	Other Revenue — 1.3%
325	Alaska Industrial Development & Export Authority, Providence Health & Services, Series A, Rev., 5.500%, 10/01/41	363
200	City of Valdez, BP Pipelines, Inc. Project, Series A, Rev., 5.000%, 01/01/16	225
160	Northern Tobacco Securitization Corp., Series A, Rev., 4.625%, 06/01/23	157

	Total Alaska	745

	Arizona — 3.7%
	Education — 0.7%
300	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 5.000%, 07/01/18	334
55	Pima County IDA, American Charter Schools Foundation, Series A, Rev., 5.125%, 07/01/15	55

		389

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 1.8%
200	City of Mesa, Utility Systems, Rev., AGM, 5.250%, 07/01/29	255
200	Maricopa County IDA, Waste Management, Inc. Project, Rev., VAR, 2.625%, 06/02/14	204
510	Phoenix-Mesa Airport Authority, Mesa Project, Rev., 4.000%, 07/01/20	533

		992

	Water & Sewer — 1.2%
500	City of Scottsdale, Water & Sewer, Rev., 5.250%, 07/01/21	650

	Total Arizona	2,031

	Arkansas — 0.3%
	Housing — 0.3%
135	Arkansas Development Finance Authority, Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA, 5.500%, 01/01/37	141

	California — 3.0%
	General Obligation — 1.2%
200	California School Facilities Financing Authority, Capital Appreciation, Azusa Unified School District, GO, AGM, Zero Coupon, 08/01/30	79
100	Escondido Union High School District, Capital Appreciation, Election 2008, Series A, GO, AGC, Zero Coupon, 08/01/23	66
100	Los Angeles Unified School District, Series A-1, GO, NATL-RE, 5.000%, 07/01/17	110
135	San Mateo Union High School District, GO, BAN, Zero Coupon, 02/15/15	131
100	San Mateo Union High School District, Capital Appreciation, Election of 2006, Series A, GO, Zero Coupon, 09/01/28	44
175	Sunnyvale Elementary School District, Election 2004, Series C, GO, 5.500%, 09/01/34	229

		659

	Hospital — 0.2%
100	Sierra View Local Health Care District, Rev., 4.875%, 07/01/18	108

	Housing — 0.1%
40	California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Security Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.400%, 12/01/36	42

	Other Revenue — 0.5%
250	Los Angeles Department of Water & Power, Series A, Rev., 5.250%, 07/01/39	285

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — 1.0%
420	Foothill Eastern Transportation Corridor Agency, Capital Appreciation, Senior Lien, Series A, Rev., Zero Coupon, 01/01/24 (p)	313
160	Pomona Unified School District, Series C, GO, 6.000%, 08/01/29 (p)	237

		550

	Total California	1,644

	Colorado — 2.5%
	Certificate of Participation/Lease — 0.7%
300	Pueblo County, Judicial Complex Project, COP, AGM, 5.000%, 09/15/20 (w)	359

	General Obligation — 1.2%
	Douglas County School District No. Re-1, Douglas & Elbert Counties,
75	GO, 5.250%, 12/15/20	96
435	GO, 5.250%, 12/15/22	559

		655

	Housing — 0.2%
100	El Paso County, Single Family Mortgage, Southern Front Range, Series E, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 04/01/41	105

	Other Revenue — 0.4%
205	City & County of Denver, Series A, Rev, AMT, 5.500%, 11/15/19	247

	Total Colorado	1,366

	Connecticut — 0.5%
	Other Revenue — 0.5%
50	Connecticut Housing Finance Authority, Subseries A-1, Rev., 3.700%, 05/15/14	52
200	Connecticut State Higher Education Supplement Loan Authority, Chesla Loan Program, Series A, Rev., 5.250%, 11/15/24	236

	Total Connecticut	288

	Delaware — 0.1%
	Housing — 0.1%
70	Delaware State Housing Authority, Single Family Mortgage, Series D-1, Rev., AMT, 4.625%, 01/01/23	71

	District of Columbia — 1.1%
	Certificate of Participation/Lease — 0.1%
75	Washington Convention Center Authority, Senior Lien, Series A, Rev., COP, AMBAC, 5.000%, 10/01/13	80

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 1.0%
95	District of Columbia, Series A, Rev., 5.250%, 12/01/27	113
100	District of Columbia, Ballpark, Series B-1, Rev., NATL-RE-IBC, FGIC, 5.000%, 02/01/17	110
200	District of Columbia, Gallaudet University, Rev., 4.000%, 04/01/17	218
100	Metropolitan Washington Airports Authority, Series C, Rev., 5.000%, 10/01/22	116

		557

	Total District of Columbia	637

	Florida — 7.5%
	Housing — 0.3%
180	Florida Housing Finance Corp., Homeowner Mortgage, Series A-1, Rev., GNMA/FNMA/FHLMC COLL, 5.000%, 07/01/28	195

	Other Revenue — 7.2%
75	Broward County Airport System Revenue, Series L, Rev., AMBAC, 5.000%, 10/01/14	82
200	Charlotte County, Utility Systems, Rev., AGM, 5.250%, 10/01/24	240
100	Citizens Property Insurance Corp., Senior Secured High Risk Account, Series A, Rev., NATL-RE, 5.000%, 03/01/13	104
185	Florida Housing Finance Corp., Series 1, Rev., 5.000%, 07/01/41	200
500	Florida Housing Finance Corp., Homeowner Mortgage, Series 2, Rev., AMT, GNMA/FNMA/FHLMC, 4.950%, 07/01/37	532
200	Florida Ports Financing Commission, State Transportation Trust Fund, Series B, Rev., AMT, 5.000%, 06/01/16	227
100	Florida Water Pollution Control Financing Corp., Water Pollution Control, Series A, Rev., 5.000%, 07/15/22	123
100	Miami-Dade County Expressway Authority, Series B, Rev., NATL-RE, FGIC, 5.250%, 07/01/15	109
750	Orlando Community Redevelopment Agency, Republic Drive, Tax Allocation, 5.000%, 04/01/17	847
250	Pasco County, Solid Waste Disposal & Resource, Rev., AMT, 5.000%, 10/01/20	286
500	Tampa Bay Water Utility System, Revenue Refunding & Improvement, Series A, Rev., NATL-RE, FGIC, 6.000%, 10/01/29	684

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
450	Tohopekaliga Water Authority, Series A, Rev., 5.750%, 10/01/31	542

		3,976

	Total Florida	4,171

	Georgia — 2.6%
	Other Revenue — 2.4%
240	Downtown Smyrna Development Authority, Rev., 5.250%, 02/01/28	298
200	Georgia Housing & Finance Authority, Non-Single Family, Series B, Rev., 4.000%, 12/01/29	215
300	Georgia State Environmental Loan Acquisition Corp., Cobb County Marietta Water Authority Loan, Rev., 5.125%, 02/15/31	335
	Main Street Natural Gas, Inc.,
45	Series A, Rev., 5.000%, 09/15/13	47
100	Series B, Rev., 5.000%, 03/15/15	106
300	Private Colleges & Universities Authority, Mercer University Project, Series A, Rev., 4.000%, 10/01/14	316

		1,317

	Utility — 0.2%
100	Main Street Natural Gas, Inc., Series A, Rev., 5.000%, 09/15/14	105

	Total Georgia	1,422

	Guam — 0.4%
	Other Revenue — 0.4%
200	Guam Government Waterworks Authority, Water & Waste Water System, Rev., 5.000%, 07/01/19	207

	Hawaii — 0.2%
	General Obligation — 0.2%
100	City & County of Honolulu, Series D, GO, 5.250%, 09/01/27	118

	Illinois — 4.4%
	Education — 0.2%
100	Illinois Finance Authority, University of Chicago, Series B, Rev., 5.500%, 07/01/28	116

	General Obligation — 1.6%
125	Des Plaines Valley Public Library District, GO, 5.500%, 01/01/30	146
	Greater Chicago Metropolitan Water Reclamation District,
50	Series C, GO, 5.250%, 12/01/27	64
410	Series C, GO, 5.250%, 12/01/32	530

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
150	Lake County Community Consolidated School District No. 50 Woodland, Series C, GO, 5.250%, 01/01/24	179

		919

	Housing — 0.6%
300	City of Chicago, Single Family Mortgage, Series E, Rev., GNMA/FNMA/FHLMC, 5.500%, 12/01/42	319

	Other Revenue — 1.4%
150	City of Chicago, Waterworks, Second Lien, Rev., BHAC-CR, AMBAC, 5.750%, 11/01/30	189
200	City of Joliet, Waterworks & Sewage, Rev., 5.000%, 01/01/16	225
100	Illinois State Toll Highway Authority, Senior Priority, Series A-1, Rev., AGM, 5.000%, 01/01/18	116
	Railsplitter Tobacco Settlement Authority,
80	Rev., 5.125%, 06/01/19	91
120	Rev., 5.250%, 06/01/21	137

		758

	Transportation — 0.6%
250	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	329

	Total Illinois	2,441

	Indiana — 2.6%
	General Obligation — 0.2%
100	Indiana Housing & Community Development Authority, Home First Program, Series A, GO, GNMA/FNMA COLL, 4.500%, 06/01/28	109

	Other Revenue — 2.4%
100	Indiana Finance Authority, Ascension Health, Series A-8, Rev., VAR, 5.000%, 07/28/16	116
75	Indiana Finance Authority, Educational Facilities, Industry Historical, Rev., 4.000%, 07/01/15	80
250	Indiana Finance Authority, University Health, Series N, Rev., 5.000%, 03/01/17	288
150	Indiana Health Facility Financing Authority, Ascension Health, Series A-1, Rev., VAR, 5.000%, 06/01/17	174
250	Indiana Health Facility Financing Authority, Ascension Health Credit Group, Series A-2, Rev., VAR, 1.600%, 02/01/17	251
150	Indiana Housing & Community Development Authority, Home First Program, Series C, Rev., GNMA/FNMA/FHLMC, 4.500%, 12/01/27	165

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
250	Indiana State Finance Authority, Wastewater Utility First Revenue, Series A, Rev., 5.250%, 10/01/31	286

		1,360

	Total Indiana	1,469

	Iowa — 0.2%
	Housing — 0.2%
85	Iowa Finance Authority, Mortgage-Backed Securities Program, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	91

	Kansas — 0.5%
	Hospital — 0.4%
210	City of Salina, Hospital Improvement, Salina Regional Health, Rev., 5.000%, 10/01/16	236

	Housing — 0.1%
60	Sedgwick & Shawnee Counties, Single Family Mortgage-Backed Securities Program, Series A-4, Rev., GNMA/FNMA/FHLMC, 5.850%, 06/01/39	63

	Total Kansas	299

	Kentucky — 0.2%
	Housing — 0.2%
95	Kentucky Housing Corp., Series A, Rev., 5.000%, 01/01/27	104

	Louisiana — 0.4%
	Housing — 0.0% (g)
25	East Baton Rouge Mortgage Finance Authority, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 10/01/39	27

	Other Revenue — 0.2%
75	State of Louisiana, Gas & Fuels Tax, Second Lien, Series B, Rev., 5.000%, 05/01/28	88

	Transportation — 0.2%
100	New Orleans Aviation Board, Gulf Opportunity Zone, Consolidated Rental Car, Series A, Rev., 5.500%, 01/01/19	114

	Total Louisiana	229

	Maryland — 0.2%
	Transportation — 0.2%
100	Maryland Economic Development Corp., Series A, Rev., 5.125%, 06/01/20	107

	Massachusetts — 4.7%
	Education — 2.3%
350	Massachusetts College Building Authority, Series B, Rev., XLCA, 5.500%, 05/01/28	452

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — Continued
535	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute Technology, Series L, Rev., 5.250%, 07/01/33	727
100	Massachusetts Health & Educational Facilities Authority, Springfield College, Rev., 5.000%, 10/15/17	112

		1,291

	Industrial Development Revenue/Pollution Control Revenue — 0.3%
150	Massachusetts Development Finance Agency, Evergreen Center, Inc., Rev., 5.500%, 01/01/20	155

	Other Revenue — 1.2%
500	Massachusetts Water Resources Authority, Series B, Rev., AGM, 5.250%, 08/01/29	655

	Transportation — 0.7%
300	Massachusetts Bay Transportation Authority, Series B, Rev., NATL-RE, 5.500%, 07/01/28	400

	Water & Sewer — 0.2%
100	Massachusetts Water Resources Authority, Series B, Rev., AGM, 5.250%, 08/01/32	131

	Total Massachusetts	2,632

	Michigan — 2.3%
	General Obligation — 0.6%
50	City of Detroit, Series B-1, GO, AMBAC, 5.250%, 04/01/16	47
270	Rockford Public Schools, GO, Q-SBLF, 5.000%, 05/01/16	312

		359

	Other Revenue — 1.7%
105	City of Detroit, Sewage Disposal System, Senior Lien, Series B, Rev., VAR, NATL-RE, 5.500%, 07/01/16	119
385	City of Detroit, Water Supply System, Senior Lien, Series B, Rev., VAR, NATL-RE, 5.000%, 07/01/16	426
200	Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone, Rev., 5.000%, 12/01/20	228
150	Wayne County Airport Authority, Detroit Metropolitan Airport, Series D, Rev., 5.000%, 12/01/18	170

		943

	Total Michigan	1,302

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Minnesota — 3.0%
	Hospital — 0.4%
200	Meeker County, Gross Revenue, Hospital Facilities, Memorial Hospital Project, Rev., 5.250%, 11/01/17	208

	Housing — 1.5%
250	Minneapolis St. Paul Housing Finance Board, Mortgage-Backed Securities, City Living, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.250%, 12/01/40	268
540	Minneapolis St. Paul Housing Finance Board, Mortgage-Backed Securities, City Living, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.520%, 03/01/41	581

		849

	Other Revenue — 1.1%
200	Minnesota Agricultural & Economic Development Board, Health Care Facilities, Essential Health, Series A, Rev., 4.750%, 02/15/15 (f) (i)	207
65	Minnesota Housing Finance Agency, Mortgage-Backed Securities, Rev., GNMA/FNMA/FHLMC COLL, 4.250%, 07/01/28	70
300	Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation, Rev., 5.250%, 08/01/26	349

		626

	Total Minnesota	1,683

	Mississippi — 0.6%
	Other Revenue — 0.6%
100	Mississippi Development Bank, Harrison County Coliseum, Series A, Rev., 5.250%, 01/01/34	122
150	Mississippi Development Bank, Special Obligation, Harrison County Coliseum, Series A, Rev., 5.250%, 01/01/30	187

	Total Mississippi	309

	Missouri — 2.5%
	General Obligation — 0.5%
250	Independence School District, Direct Deposit Program, Series A, GO, 5.250%, 03/01/31	297

	Housing — 0.1%
60	Missouri Housing Development Commission, Home Ownership Loan Program, Single Family Mortgage, Series B, Rev., AMT, GNMA/FNMA, 5.800%, 09/01/35	65

	Other Revenue — 1.0%
40	Kansas City, Manicor Project, Tax Allocation, Series A, Rev., 5.000%, 03/01/12	40

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
250	Missouri Housing Development Commission, Non AMT, Non ACE, Special Homeowner Mortgage, Single Family Homeowner Mortgage, Series E-4, Rev., GNMA/FNMA/FHLMC, 4.250%, 11/01/30	272
200	Missouri Housing Development Commission, Single Family Mortgage, Series E-3, Rev., GNMA/FNMA/FHLMC COLL, 4.625%, 05/01/28	222

		534

	Transportation — 0.9%
400	Bi-State Development Agency, Metropolitan District, St. Clair County Metrolink Project, Rev., AGM, 5.250%, 07/01/25	491

	Total Missouri	1,387

	Montana — 0.9%
	Housing — 0.3%
125	Montana Board of Housing, Single Family Mortgage, Series B, Rev., 5.500%, 12/01/37	133

	Other Revenue — 0.6%
100	Billings Montana Airport, Revenue Refunding, Series A, Rev., AMT, 5.000%, 07/01/20	108
200	Montana Facility Finance Authority, Hospital Benefits, Health Systems, Rev., AGC, 5.125%, 01/01/22	235

		343

	Total Montana	476

	Nebraska — 1.3%
	General Obligation — 1.3%
	City of Omaha, Omaha Convention Centre, Arena,
280	GO, 5.250%, 04/01/25	371
250	GO, 5.250%, 04/01/27	335

	Total Nebraska	706

	Nevada — 0.3%
	Certificate of Participation/Lease — 0.2%
95	Las Vegas Convention & Visitors Authority, Rev., COP, AMBAC, 5.000%, 07/01/17	106

	General Obligation — 0.1%
50	City of Las Vegas, Series B, GO, NATL-RE, 4.125%, 05/01/16	55

	Total Nevada	161

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New Hampshire — 1.3%
	Other Revenue — 1.3%
	City of Manchester, School Facilities,
150	Rev., NATL-RE, 5.500%, 06/01/26	202
100	Rev., NATL-RE, 5.500%, 06/01/27	136
150	New Hampshire Housing Finance Authority, Single Family Mortgage, Series B, Rev., 5.000%, 07/01/27	158
195	New Hampshire Housing Finance Authority, Single Family Mortgage, Acquisition, Series A, Rev., 5.250%, 07/01/28	213

	Total New Hampshire	709

	New Jersey — 1.4%
	Other Revenue — 0.8%
200	New Jersey Higher Education Student Assistance Authority, Series 1, Rev., 5.000%, 12/01/16	225
200	Tobacco Settlement Financing Corp., Series 1A, Rev., 5.000%, 06/01/19	204

		429

	Special Tax — 0.6%
300	New Jersey EDA, Motor Vehicle Surplus, Series A, Rev., NATL-RE, 5.250%, 07/01/24	359

	Total New Jersey	788

	New Mexico — 1.4%
	Housing — 0.0% (g)
20	New Mexico Mortgage Finance Authority, Single Family Mortgage, I-B-2 Class Shares, Rev., GNMA/FNMA/FHLMC, 5.650%, 09/01/39	22

	Other Revenue — 1.4%
200	Bernalillo County, Gross Receipts, Rev., AMBAC, 5.250%, 10/01/26	263
55	New Mexico Finance Authority, Public Project, Senior Lien, Series A, Rev., 4.000%, 06/01/16	62
	New Mexico Mortgage Finance Authority, Single Family Mortgage,
200	Rev., GNMA/FNMA/FHLMC COLL, 5.000%, 09/01/30	224
200	Series B, Class I, Rev., GNMA/FNMA/FHLMC COLL, 5.000%, 03/01/28	221

		770

	Total New Mexico	792

	New York — 5.8%
	Hospital — 0.3%
200	Ulster County IDA, Series A, Rev., 5.100%, 09/15/13	179

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 5.5%
250	New York City Municipal Water Finance Authority, Series FF-2, Rev., 5.500%, 06/15/40	288
	New York City Municipal Water Finance Authority, Second General Resolution,
250	Rev., 5.250%, 06/15/44	283
240	Rev., 5.375%, 06/15/43	272
275	New York State Dormitory Authority, Education, Series B, Rev., AMBAC, 5.500%, 03/15/24	366
260	New York State Dormitory Authority, North Shore Long Island Jewish, Series A, Rev., 5.000%, 05/01/14	280
200	New York State Energy Research & Development Authority, Pollution Control, Series A, Rev., 2.125%, 03/15/15	202
	New York State Environmental Facilities Corp., Revolving Funds, Pooled Financing,
310	Series B, Rev., 5.500%, 10/15/26	422
390	Series B, Rev., 5.500%, 10/15/30	535
305	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds, Pooled Financing, Series B, Rev., 5.500%, 04/15/35	417

		3,065

	Total New York	3,244

	North Carolina — 0.7%
	Education — 0.3%
125	Board of Governors of the University of North Carolina, Appalachian State Charlotte, Series B1, Rev., 5.250%, 10/01/23	151

	Housing — 0.3%
175	North Carolina Housing Finance Agency, Series 30-A, Rev., AMT, 5.500%, 01/01/39	179

	Utility — 0.1%
75	North Carolina Eastern Municipal Power Agency, Series C, Rev., 5.375%, 01/01/17	78

	Total North Carolina	408

	Ohio — 2.8%
	General Obligation — 0.3%
100	Cincinnati City School District, Classroom Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/25	128
45	Greene County, Series A, GO, AMBAC, 5.250%, 12/01/28	59

		187

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Housing — 0.3%
155	Ohio Housing Finance Agency, Mortgage Backed Securities Program, Series F, Rev., GNMA/FNMA/FHLMC, 5.500%, 09/01/39	162

	Industrial Development Revenue/Pollution Control Revenue — 0.5%
225	Ohio State, Air Quality Development Authority, Pollution Control, First Energy, Series C, Rev., 5.625%, 06/01/18	258

	Other Revenue — 1.7%
125	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-1, Rev., 5.000%, 06/01/17	133
100	Franklin County Health Care Improvement, Presbyterian Services, Series A, Rev., 5.000%, 07/01/20	104
	Ohio Housing Finance Agency, Single Family Mortgage,
285	Series 1, Rev., 5.000%, 11/01/28	312
200	Series 2, Rev., GNMA/FNMA/FHLMC, 4.500%, 11/01/28	218
150	State of Ohio, Higher Education Facility, College of Wooster Project, Rev., 5.000%, 09/01/15	169

		936

	Total Ohio	1,543

	Oklahoma — 0.5%
	Other Revenue — 0.5%
220	Oklahoma City Water Utilities Trust, Water & Sewer, Rev., 5.375%, 07/01/40	259

	Oregon — 1.4%
	Education — 0.1%
75	Forest Grove, Campus Improvement, Pacific University Project, Rev., 5.000%, 05/01/18	79

	General Obligation — 0.7%
165	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.250%, 06/01/25	216
20	Linn County Community School District No. 9 Lebanon, GO, NATL-RE, FGIC, 5.500%, 06/15/30	27
105	State of Oregon, University Systems Projects, Series G, GO, 5.250%, 08/01/31	126

		369

	Other Revenue — 0.6%
80	Oregon State Housing & Community Services Department, Single Family Mortgage Program, Series B, Rev., AMT, 5.000%, 07/01/30	86

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
215	Port of Portland, International Airport, Rev., 5.000%, 07/01/19	255

		341

	Total Oregon	789

	Pennsylvania — 1.9%
	Education — 0.1%
70	Pennsylvania Higher Educational Facilities Authority, LaSalle University, Series A, Rev., 5.000%, 05/01/12	71

	Other Revenue — 1.5%
50	Allegheny County Airport Authority, Series 2B, Rev., VAR, FGIC, 5.000%, 01/01/18	55
	Allegheny County Higher Education Building Authority, Duquesne University,
150	Series A, Rev., 5.000%, 03/01/20	176
150	Series A, Rev., NATL-RE, FGIC, 5.000%, 03/01/16	161
395	Pennsylvania Housing Finance Agency, Series 112, Rev., 5.000%, 04/01/28	434

		826

	Resource Recovery — 0.3%
140	Harrisburg Authority, Resource Recovery Facility, Series D-2, Rev., VAR, AGM, 5.000%, 12/01/13	140

	Total Pennsylvania	1,037

	Puerto Rico — 0.6%
	Other Revenue — 0.6%
25	Puerto Rico Highway & Transportation Authority, Series X, Rev., NATL-RE-IBC, 5.500%, 07/01/15 (p)	28
	Puerto Rico Highway & Transportation Authority, Unrefunded Balance,
20	Series AA, Rev., NATL-RE, 5.500%, 07/01/17	23
165	Series AA, Rev., NATL-RE, 5.500%, 07/01/19	190
95	Series W, Rev., NATL-RE-IBC, 5.500%, 07/01/15	104
5	Series X, Rev., NATL-RE-IBC, 5.500%, 07/01/15	6

	Total Puerto Rico	351

	Tennessee — 0.7%
	Other Revenue — 0.7%
120	Memphis-Shelby County Sports Authority, Inc., Arena Project, Series D, Rev., NATL-RE, 5.000%, 11/01/19	140

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
250	Tennessee Housing Development Agency, Home Ownership Program, Series A, Rev., 4.500%, 07/01/31	266

	Total Tennessee	406

	Texas — 5.5%
	Education — 0.5%
100	Texas State Public Finance Authority Charter School Finance Corp., Cosmos Foundation, Inc., Series A, Rev., 6.000%, 02/15/30	108
140	University of Texas System, Series B, Rev., 5.250%, 07/01/28	185

		293

	General Obligation — 1.4%
80	Fort Bend County, GO, 5.250%, 03/01/28	92
200	North East Independent School District, GO, PSF-GTD, 5.250%, 02/01/27	263
340	State of Texas, Water Financial Assistance, Series D, GO, AMT, 5.000%, 08/01/17	405

		760

	Hospital — 0.4%
190	Lufkin Health Facilities Development Corp., Memorial Health System, East Texas, Rev., 5.000%, 02/15/13	193

	Housing — 0.2%
110	Texas State Affordable Housing Corp., Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 04/01/41	119

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
100	Harris County Industrial Development Corp., Deer Park Refining Project, Rev., 4.700%, 05/01/18	110

	Other Revenue — 2.5%
130	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.250%, 12/01/29	170
200	La Vernia Higher Education Finance Corp., Lifeschool of Dallas, Series A, Rev., 6.250%, 08/15/21	213
250	Texas Department of Housing & Community Affairs, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/29	277
200	Texas Transportation Commission, First Tier Put, Rev., VAR, 5.000%, 02/15/13	202
395	University of Texas System, Series B, Rev., 5.250%, 07/01/30	522

		1,384

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.0% (g)
30	City of Houston, Capital Appreciation, Series A, Rev., AGM, Zero Coupon, 12/01/27 (p)	19

	Utility — 0.3%
60	Harris County Cultural Education Facilities Finance Corp., Teco Project, Series A, Rev., 5.000%, 11/15/15	69
100	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.250%, 08/01/15	109

		178

	Total Texas	3,056

	Utah — 1.2%
	Other Revenue — 1.2%
	Utah Transit Authority, Sales Tax,
40	Series C, Rev., AGM, 5.250%, 06/15/25	52
450	Series C, Rev., AGM, 5.250%, 06/15/32	589

	Total Utah	641

	Virginia — 0.1%
	Other Revenue — 0.1%
50	Sussex County IDA, Atlantic Waste, Series A, Rev., VAR, 5.125%, 05/01/14	53

	Washington — 1.6%
	General Obligation — 0.3%
220	State of Washington Motor Vehicle Fuel Tax, Series F, GO, AMBAC, Zero Coupon, 12/01/22	165

	Other Revenue — 1.3%
150	Chelan County Public Utility District No. 1, Series A, Rev., AMT, 5.500%, 07/01/26	176
300	City of Seattle, Light & Power Imrovement, Series A, Rev., 5.250%, 02/01/33	348
195	Washington State Housing Finance Commission, Series A, Rev., GNMA/FNMA/FHLMC, 4.500%, 04/01/29	212

		736

	Total Washington	901

	Wyoming — 0.7%
	Other Revenue — 0.7%
375	Laramie County Hospital, Cheyenne Regional Medical Center Project, Rev., 4.000%, 05/01/18	416

	Total Municipal Bonds (Cost $38,858)	41,630

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stock — 0.0% (g)
		Materials — 0.0% (g)
		Containers & Packaging — 0.0% (g)
—	(h)	Constar International, Inc., ADR (a) (f) (i) (Cost $— (h))	—	(h)

Preferred Stock — 0.0% (g)
		Materials — 0.0% (g)
		Containers & Packaging — 0.0% (g)
—	(h)	Constar International, Inc., 11.000%, (a) (f) (i) (Cost $10)	10

PRINCIPAL AMOUNT($)
Loan Participations & Assignments — 16.5%
		Consumer Discretionary — 5.1%
		Auto Components — 0.6%
		Autoparts Holdings Ltd., Term Loan,
66		VAR, 6.500%, 07/29/17	66
34		VAR, 6.500%, 07/29/17	34
—	(h)	VAR, 6.500%, 07/29/17	—	(h)
—	(h)	VAR, 6.500%, 07/29/17	—	(h)
124		Remy International, Term Loan B, VAR, 6.250%, 12/16/16	123
		UCI International, Inc., Term Loan,
148		VAR, 5.500%, 07/26/17	149
—	(h)	VAR, 5.500%, 07/26/17	—	(h)

			372

		Automobiles — 0.3%
149		Chrysler, Term Loan B, VAR, 6.000%, 05/24/17	149

		Gaming — 1.0%
		Caesars Entertainment Operating Co., Inc., Term B-2 Loan,
65		VAR, 3.244%, 01/28/15	61
35		VAR, 3.244%, 01/28/15	33
146		CCM Merger, Inc., Term Loan, VAR, 7.000%, 03/01/17 ^	146
15		CityCenter Holdings LLC, Term Loan, VAR, 7.500%, 01/21/15	15
		Isle of Capri Casinos, Inc., Term Loan B,
143		VAR, 4.750%, 11/01/13	142
6		VAR, 4.750%, 11/01/13	6
150		Mohegan Tribal Gaming Authority, Term Loan, VAR, 03/31/16 ^	147

			550

		Hotels, Restaurants & Leisure — 0.5%
100		Focus Brands Inc., 1st Lien Term Loan, VAR, 02/17/18 ^	100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — Continued
	NPC International, Term Loan,
57	VAR, 6.750%, 12/28/18	58
40	VAR, 6.750%, 12/28/18	40
3	VAR, 6.750%, 12/28/18	3
100	Rock Ohio Caesars LLC, Funded Term B Loan, VAR, 8.500%, 08/19/17	101

		302

	Leisure Equipment & Products — 0.3%
150	Eastman Kodak, DIP Loan, VAR, 07/20/13 ^	152

	Media — 1.8%
96	Barrington Broadcasting, Tranche 2 Term Loan, VAR, 7.500%, 06/14/17	96
96	Cengage Learning Acquisitions, Term Loan, VAR, 2.490%, 07/03/14	89
150	Cumulus Radio, Term Loan, VAR, 09/17/18 ^	150
	Entercom Radio, Term Loan,
97	VAR, 6.250%, 11/23/18	97
2	VAR, 7.250%, 11/23/18	2
99	Gray Television, Inc., 1st Lien Term Loan, VAR, 3.770%, 12/31/14	98
15	High Plains Broadcasting Operating Co. LLC, Term Loan, VAR, 9.000%, 09/14/16	15
100	Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 5.250%, 04/28/17	100
	Media General, Inc., Term Loan,
44	VAR, 5.243%, 03/29/13	42
13	VAR, 5.321%, 03/29/13	12
56	Newport Television LLC, Term Loan, VAR, 9.000%, 09/14/16	56
	R.H. Donnelley, Inc., Exit Term Loan,
8	VAR, 9.000%, 10/24/14	3
34	VAR, 9.000%, 10/24/14	13
27	VAR, 9.000%, 10/24/14	10
7	VAR, 9.000%, 10/24/14	3
99	Radio One, 1st Lien Term Loan B, VAR, 7.500%, 03/31/16	97
70	Univision Communications, Inc., Extended 1st Lien Term Loan, VAR, 4.494%, 03/31/17	65
57	Univision Communications, Inc., Initial Term Loan, VAR, 2.244%, 09/29/14	56

		1,004

	Specialty Retail — 0.6%
	Academy Ltd., Initial Term Loan,
88	VAR, 6.000%, 08/03/18	88

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
		Specialty Retail — Continued
2		VAR, 6.000%, 08/03/18	2
2		VAR, 6.000%, 08/03/18	2
3		VAR, 6.000%, 08/03/18	3
2		VAR, 6.000%, 08/03/18	2
2		VAR, 6.000%, 08/03/18	3
		Claire’s Stores, Term Loan B,
102		VAR, 2.994%, 05/29/14	97
21		VAR, 3.301%, 05/29/14	20
100		Neiman Marcus, 1st Lien Term Loan, VAR, 4.750%, 05/16/18	99

			316

		Total Consumer Discretionary	2,845

		Consumer Staples — 1.0%
		Food & Staples Retailing — 0.2%
99		SUPERVALU, Inc., Term B-2 Loan, VAR, 3.494%, 10/05/15	99

		Food Products — 0.4%
		Dole Food Co., Tranche B-2 Term Loan,
6		VAR, 5.000%, 07/08/18	5
6		VAR, 5.000%, 07/08/18	5
6		VAR, 5.000%, 07/08/18	6
6		VAR, 5.000%, 07/08/18	6
6		VAR, 5.000%, 07/08/18	6
6		VAR, 5.000%, 07/08/18	6
1		VAR, 6.000%, 07/08/18	1
		Dole Food Co., Tranche C-2 Term Loan,
6		VAR, 5.000%, 07/08/18	6
8		VAR, 5.000%, 07/08/18	9
8		VAR, 5.000%, 07/08/18	8
8		VAR, 5.000%, 07/08/18	8
8		VAR, 5.000%, 07/08/18	8
8		VAR, 5.000%, 07/08/18	9
8		VAR, 5.000%, 07/08/18	8
7		VAR, 5.000%, 07/08/18	7
2		VAR, 6.000%, 07/08/18	2
		Pierre Foods, Inc., 1st Lien Term Loan,
99		VAR, 7.000%, 09/30/16	99
—	(h)	VAR, 7.000%, 09/30/16	—	(h)

			199

		Household Products — 0.1%
		Spectrum Brands, New Term Loan,
44		VAR, 5.000%, 06/17/16	44
33		VAR, 5.000%, 06/17/16	33

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Household Products — Continued
—	(h)	VAR, 6.250%, 06/17/16	—	(h)

			77

		Personal Products — 0.3%
		NBTY, Inc., Term B-1 Loan,
78		VAR, 4.250%, 10/01/17	77
3		VAR, 4.250%, 10/01/17	3
6		VAR, 4.250%, 10/01/17	6
100		Prestige Brands, Term B Loan, VAR, 5.250%, 01/31/19	100

			186

		Total Consumer Staples	561

		Financials — 1.0%
		Capital Markets — 0.0% (g)
21		Pinafore LLC/Pinafore, Inc., Term Loan B1, VAR, 4.250%, 09/29/16	21

		Diversified Consumer Services — 0.3%
5		Realogy Corp., Extended Synthetic Commitment, VAR, Daily rate 0.094%, 10/10/16	5
95		Realogy Corp., Extended Term Loan, VAR, 4.770%, 10/10/16 ^	88
30		Tishman Speyer Office, Term Loan, VAR, 8.000%, 05/20/12 ^	30

			123

		Diversified Financial Services — 0.4%
		Harland Clarke Holdings Corp., Term Loan B,
13		VAR, 2.744%, 06/30/14	12
15		VAR, 2.744%, 06/30/14	13
18		VAR, 2.744%, 06/30/14	16
11		VAR, 2.744%, 06/30/14	10
18		VAR, 2.744%, 06/30/14	17
13		VAR, 3.079%, 06/30/14	12
150		International Lease Finance Corp., Term Loan 1, VAR, 6.750%, 03/17/15	150

			230

		Insurance — 0.2%
118		CNO Financial Group, Inc., B-1 Term Loan, VAR, 6.250%, 09/30/16	119

		Real Estate Investment Trusts (REITs) — 0.1%
		I-Star, Term Loan A-1,
37		VAR, 5.000%, 06/28/13	37
23		VAR, 5.000%, 06/28/13	23

			60

		Total Financials	553

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
		Health Care — 2.6%
		Health Care Equipment & Supplies — 0.2%
		Biomet, Inc., Dollar Term Loan,
33		VAR, 3.244%, 03/25/15	32
3		VAR, 3.244%, 03/25/15	3
64		VAR, 3.574%, 03/25/15	63

			98

		Health Care Providers & Services — 1.3%
		Community Health Systems, Inc., Non Extended B-1 Term Loan,
42		VAR, 2.494%, 07/25/14	41
52		VAR, 2.739%, 07/25/14	51
23		VAR, 4.500%, 07/25/14	23
6		Community Health Systems, Inc., Non Extended Delay Draw, VAR, 4.500%, 07/25/14	6
100		HMA, Term Loan B, VAR, 4.500%, 11/16/18	99
99		IASIS Healthcare, 1st Lien Term Loan B, VAR, 5.000%, 05/03/18	99
99		inVentiv Health, Consolidated Term Loan, VAR, 6.500%, 08/04/16	95
100		Kindred Healthcare, Term Loan, VAR, 5.250%, 06/01/18	96
96		Multiplan, Inc., Term B Loan, VAR, 4.750%, 08/26/17	94
39		National Mentor Holdings, Inc., Tranche B Term Loan, VAR, 02/09/17 ^	38
119		Vanguard Health Systems, Term Loan B, VAR, 5.000%, 01/29/16	119

			761

		Pharmaceuticals — 1.1%
		Aptalis Pharma, Inc., Term Loan,
134		VAR, 5.500%, 02/10/17	133
14		VAR, 5.500%, 02/10/17	14
		Capsugel Holdings, Inc., Term Loan,
149		VAR, 5.250%, 08/01/18	150
—	(h)	VAR, 5.250%, 08/01/18	1
150		Catalent Pharma Solutions, Inc., 1st Lien Incremental Term Loan B, VAR, 09/15/17 ^	150
150		Grifols, Inc., U.S. Tranche B Term Loan, VAR, 06/01/17 ^	150

			598

		Total Health Care	1,457

		Industrials — 3.3%
		Aerospace & Defense — 0.5%
100		Ducommun, Inc., Term Loan B, VAR, 5.500%, 06/28/17	99

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Aerospace & Defense — Continued
50		Transdigm Group, Inc., New 1st Lien Term Loan, VAR, 4.250%, 02/14/17	50
99		Transdigm Group, Inc., Term Loan, VAR, 4.000%, 02/14/17	99

			248

		Airlines — 0.3%
100		Delta Air Lines, Inc., New Term Loan, VAR, 4.250%, 03/07/16	96
99		United Airlines, Term Loan B, VAR, 2.250%, 02/01/14	96

			192

		Building Products — 0.1%
4		Jacuzzi Brands, Inc., 1st Lien Synthetic Credit Facility, VAR, 0.479%, 02/07/14	2
		Jacuzzi Brands, Inc., 1st Lien Term Loan B,
45		VAR, 2.653%, 02/07/14	24
—	(h)	VAR, 2.653%, 02/07/14	—	(h)
		Nortek, Inc., 1st Lien Term Loan,
50		VAR, 5.250%, 04/26/17	49
—	(h)	VAR, 5.250%, 04/26/17	—	(h)
—	(h)	VAR, 6.250%, 04/26/17	—	(h)

			75

		Chemicals — 0.2%
124		Momentive Performance, Tranche B-1B Term Loan, VAR, 3.750%, 05/05/15	121

		Construction Materials — 0.3%
150		Summit Materials LLC, Term Loan, VAR, 6.000%, 01/30/19	150

		Industrial Conglomerates — 0.2%
35		BOC Edwards, Extended Term Loan, VAR, 5.500%, 05/31/16	34
99		BOC Edwards, New Term Loan, VAR, 5.500%, 05/31/16	97

			131

		Industrial Machinery — 0.3%
143		Intelligrated, Inc., Term Loan, VAR, 7.500%, 02/17/17	141

		Machinery — 0.9%
100		Colfax Corp., Term Loan, VAR, 4.500%, 01/13/19	100
		Milacron Holdings, Inc., Term Loan,
25		VAR, 7.500%, 05/15/17	25
122		VAR, 7.500%, 05/15/17	121

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
		Machinery — Continued
100		Terex Corp., Term Loan, VAR, 5.500%, 04/28/17	101
143		Xerium Technologies, Initial U.S. Term Loan, VAR, 5.500%, 05/26/17	142

			489

		Road & Rail — 0.5%
150		RailAmerica, Term Loan B, VAR, 02/28/19 ^	149
150		Swift Transportation Co., Term Loan B2, VAR, 12/15/17 ^	150

			299

		Total Industrials	1,846

		Information Technology — 1.6%
		Communications Equipment — 0.5%
49		Avaya, Inc., Term Loan B-1, VAR, 3.241%, 10/24/14	48
98		Avaya, Inc., Term Loan B-3 Extending Tranche, VAR, 4.991%, 10/26/17	95
		Syniverse Holdings, Inc., Term Loan B,
19		VAR, 5.250%, 12/21/17	19
—	(h)	VAR, 5.250%, 12/21/17	—	(h)
79		VAR, 5.250%, 12/21/17	80

			242

		Computers & Peripherals — 0.2%
		Sealed Air, Term Loan B,
53		VAR, 4.750%, 10/03/18	53
46		VAR, 4.750%, 10/03/18	46

			99

		Electronic Equipment, Instruments & Components — 0.2%
102		CDW Corp., Non Extended B-1 Term Loan, VAR, 3.751%, 10/10/14	101

		Internet Software & Services — 0.4%
90		Go Daddy Group, Inc. (The), Term Loan B, VAR, 7.000%, 12/17/18	90
149		Softlayer Technologies, Inc., Term Loan, VAR, 7.250%, 11/09/16	149

			239

		IT Services — 0.0% (g)
15		First Data Corp., Initial Tranche B3, VAR, 2.995%, 09/24/14 ^	15

		Semiconductors & Semiconductor Equipment — 0.3%
77		Freescale Semiconductor, Inc., Extended Maturity Term Loan, VAR, 4.518%, 12/01/16	75
		NXP B.V., Tranche A-2 Loan,
—	(h)	VAR, 5.500%, 03/04/17	—	(h)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Semiconductors & Semiconductor Equipment— Continued
100		VAR, 5.500%, 03/04/17	99

			174

		Total Information Technology	870

		Materials — 1.6%
		Chemicals — 0.9%
		HARKO CV, Term Loan B,
57		VAR, 5.750%, 08/02/17	57
43		VAR, 5.750%, 08/02/17	43
		Nexeo Solutions, Term Loan,
40		VAR, 5.000%, 09/08/17 ^	40
33		VAR, 5.000%, 09/08/17 ^	32
33		VAR, 5.000%, 09/08/17 ^	32
150		Taminco, Dollar Term Loan, VAR, 6.250%, 02/15/19	151
		Trinseo S.A., 1st Lien Term Loan,
98		VAR, 6.000%, 08/02/17	88
1		VAR, 6.750%, 08/02/17	1
30		Univar, Inc., Term Loan B, VAR, 5.000%, 06/30/17	30

			474

		Containers & Packaging — 0.2%
		Reynolds Group Holdings, U.S. Term Loan,
60		VAR, 6.500%, 02/09/18	61
54		VAR, 6.500%, 02/09/18	54
31		VAR, 6.500%, 02/09/18	32
1		VAR, 6.500%, 02/09/18	1
1		VAR, 6.500%, 02/09/18	1
—	(h)	VAR, 6.500%, 02/09/18	—	(h)

			149

		Metals & Mining — 0.3%
150		Noranda Aluminum, Term B Loan, VAR, 6.750%, 02/24/19 ^	150

		Paper & Forest Products — 0.2%
125		Ainsworth Lumber Ltd., Term Loan B, VAR, 5.250%, 06/26/14	113

		Total Materials	886

		Utilities — 0.3%
		Independent Power Producers & Energy Traders — 0.3%
40		Dynegy Midwest Generation, Term Loan, VAR, 9.250%, 08/05/16	40
60		Dynegy Power LLC, Term Loan, VAR, 9.250%, 08/05/16	62
47		Texas Competitive Electric, Extended-Term Loan, VAR, 4.757%, 10/10/17	26

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Independent Power Producers & Energy Traders — Continued
47	Texas Competitive Electric, Non-Extended Term Loan, VAR, 3.757%, 10/10/14	28

	Total Utilities	156

	Total Loan Participations & Assignments (Cost 9,171)	9,174

SHARES
Short-Term Investment — 7.4%
	Investment Company — 7.4%
4,124	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $4,124)	4,124

	Total Investments — 99.7% (Cost $52,671)	55,453
	Other Assets in Excess of Liabilities — 0.3%	143

	NET ASSETS — 100.0%	$55,596

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

JPMorgan Tax Aware Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Daily Demand Notes — 17.7%
	Alaska — 0.3%
400	City of Valdez, Marine Terminal, Exxonmobil Project, Rev., VRDO, 0.120%, 03/01/12	400

	Delaware — 0.4%
500	University of Delaware, Series B, Rev., VRDO, 0.160%, 03/01/12	500

	Kentucky — 1.9%
2,800	City of Berea, Educational Facilities, College Project, Series A, Rev., VRDO, 0.150%, 03/01/12 (m)	2,800

	Louisiana — 1.9%
750	East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project, Series A, Rev., VRDO, 0.120%, 03/01/12 (m)	750
2,000	Parish of St. Charles, Shell Oil Co., Project, Series B, Rev., VRDO, 0.130%, 03/01/12	2,000

	Total Louisiana	2,750

	Massachusetts — 0.3%
400	Massachusetts Water Resources Authority, Multimodal, Subseries D, Rev., VRDO, LOC: Landesbank Baden- Wuerttemberg, 0.200%, 03/01/12 (m)	400

	Michigan — 0.4%
100	University of Michigan, Hospital Series A, Rev., VRDO, 0.130%, 03/01/12	100
320	Series A-2, Rev., VRDO, 0.130%, 3/01/12	320
200	University of Michigan, Medical Services Plan, Series A-1, Rev., VRDO, 0.130%, 03/01/12	200

	Total Michigan	620

	Mississippi — 0.5%
700	Mississippi Business Finance Corp., Chevron USA, Inc., Series G, Rev., VRDO, 0.130%, 03/01/12 (m)	700

	Montana — 1.9%
2,800	Forsyth Montana Pollution Control, Pacificorp. Project, Rev., VRDO, LOC: BNP Paribas, 0.260%, 03/01/12 (m)	2,800

	New York — 4.2%
3,050	Metropolitan Transportation Authority, Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/01/12 (m)	3,050
	New York City,
300	Series E, Subseries E-2, GO, VRDO, LOC: Bank of America N.A., 0.190%, 03/01/12	300
200	Series H, Subseries H-2, GO, VRDO, NATL-RE, 0.140%, 03/01/12	200

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
400	Subseries E-4, GO, VRDO, LOC: BNP Paribas, 0.130%, 03/01/12	400
400	New York City, Fiscal 2008, Subseries J-8, GO, VRDO, 0.210%, 03/01/12	400
200	New York City Municipal Water Finance Authority, Series F, Subseries F-2, Rev., VRDO, 0.180%, 03/01/12	200
330	New York City Municipal Water Finance Authority, Water & Sewer Systems, 2nd Generation Resolution, Fiscal 2008, Series BB-3, Rev., VRDO, 0.120%, 03/01/12	330
200	New York City Transitional Finance Authority, Future Tax Secured, New York City Recovery, Series 3, Subseries 3-B, Rev., VRDO, 0.100%, 03/01/12	200
950	New York City Transitional Finance Authority, Future Tax Secured, Subseries C-5, Rev., VRDO, 0.150%, 03/01/12	950
100	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-H, Rev., VRDO, 0.130%, 03/01/12	100

	Total New York	6,130

	Ohio — 0.9%
1,070	Ohio State Higher Educational Facility Commission, Case Western Reserve University, Series A, Rev., VRDO, 0.170%, 03/01/12	1,070
180	Ohio State Water Development Authority, Pollution Control, FirstEnergy Generation Corp. Project, Series A, Rev., VRDO, LOC: UBS AG, 0.130%, 03/01/12	180

	Total Ohio	1,250

	Oklahoma — 1.1%
1,600	Oklahoma State Capital Improvement Authority, Higher Education, Series D2, Rev., VRDO, 0.250%, 03/01/12	1,600

	Pennsylvania — 2.1%
3,000	County of Lehigh, General Purpose Authority, Valley Health Network, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/12 (m)	3,000

	Rhode Island — 0.1%
150	Rhode Island Industrial Facilities Corp., ExxonMobil Project, Rev., VRDO, 0.120%, 03/01/12	150

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Daily Demand Notes — Continued
	Texas — 1.0%
340	Harris County Health Facilities Development Corp., Baylor College Medical, Series A1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/01/12 (m)	340
1,125	Lower Neches Valley Authority Industrial Development Corp., Exxon Mobil Project, Series A, Rev., VRDO, 0.120%, 03/01/12 (m)	1,125

	Total Texas	1,465

	Virginia — 0.1%
200	Norfolk Redevelopment & Housing Authority, Old Dominion University Project, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/12	200

	Washington — 0.6%
800	University of Washington, Series 3005, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.180%, 03/01/12 (e)	800

	Total Daily Demand Notes (Cost $25,565)	25,565

Mortgage Pass-Through Securities — 0.4%
556	Federal National Mortgage Association, 30 Year, Single Family, TBA, 4.000%, 03/25/42 - 04/25/42
	(Cost $584)	584

Municipal Bonds — 60.2% (t)
	Alabama — 0.6%
	Other Revenue — 0.6%
800	Alabama 21st Century Authority, Rev., 5.750%, 12/01/17 (m)	810

	Alaska — 1.3%
	General Obligation — 0.2%
250	Borough of North Slope, Series A, GO, 5.500%, 06/30/18	313

	Other Revenue — 1.1%
140	Alaska Housing Finance Corp., State Capital Project, Series A, Rev., 5.000%, 12/01/16 (m)	164
	City of Valdez, BP Pipelines Project,
1,000	Series A, Rev., 5.000%, 01/01/16	1,125
250	Series B, Rev., 5.000%, 01/01/16	281

		1,570

	Total Alaska	1,883

	Arizona — 1.6%
	General Obligation — 0.2%
300	City of Scottsdale, GO, 5.000%, 07/01/21	379

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.3%
370	Arizona Health Facilities Authority, Banner Health, Series D, Rev., 5.000%, 01/01/13 (m)	384

	Other Revenue — 0.9%
225	Arizona Transportation Board, Excise Maricopa County Regional Area Road Fund, Rev., 5.000%, 07/01/24 (m)	268
105	City of Glendale, Street & Highway User, Rev., NATL-RE, 4.000%, 07/01/15 (m)	117
200	Maricopa County IDA, Waste Management, Inc. Project, Rev., VAR, 2.625%, 06/02/14 (m)	204
490	Phoenix-Mesa Gateway Airport Authority, Mesa Project, Rev., 4.000%, 07/01/19	521
200	Pima County, Sewer System, Series A, Rev., 5.000%, 07/01/14	219

		1,329

	Prerefunded — 0.1%
105	City of Phoenix, Series B, GO, 5.375%, 07/01/12 (p)	107

	Transportation — 0.1%
100	Tucson Airport Authority, Inc., Rev., AGM, 5.000%, 06/01/12	101

	Total Arizona	2,300

	California — 0.3%
	General Obligation — 0.2%
250	Rincon Valley Union Elementary School District, Election 2004, GO, NATL-RE, 5.500%, 06/01/29	273

	Prerefunded — 0.1%
125	Golden State Tobacco Securitization Corp., Enhanced, Asset-Backed, Series B, Rev., 5.000%, 06/01/12 (m) (p)	127

	Total California	400

	Colorado — 1.0%
	Certificate of Participation/Lease — 0.3%
295	County of Pueblo, Judicial Complex, COP, AGM, 5.000%, 09/15/20 (w)	353

	Other Revenue — 0.7%
100	Colorado Health Facilities Authority, Catholic Health, Series A, Rev., 5.000%, 07/01/16 (m)	117
750	Colorado Water Resources & Power Development Authority, Series A, Rev., 5.000%, 09/01/21 (m)	821

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
100	University of Colorado, Rev., NATL-RE, 5.000%, 06/01/17	121

		1,059

	Total Colorado	1,412

	Connecticut — 1.0%
	General Obligation — 0.3%
100	State of Connecticut, Series B, GO, NATL-RE, 5.000%, 06/01/14 (m)	110
340	University of Connecticut, Series A, GO, NATL-RE, 5.000%, 01/15/13	355

		465

	Other Revenue — 0.6%
150	Connecticut State Development Authority, Connecticut Light & Power, Rev., VAR, 1.250%, 04/02/12	150
750	State of Connecticut Health & Educational Facility Authority, Sacred Heart University, Series G, Rev., 4.000%, 07/01/16 (m)	796

		946

	Prerefunded — 0.1%
100	State of Connecticut, Series F, GO, 5.000%, 10/15/12 (m) (p)	103

	Total Connecticut	1,514

	Delaware — 0.3%
	Other Revenue — 0.3%
465	Delaware State Housing Authority, Single Family Mortgage, Series A-1, Rev., AMT, 4.900%, 07/01/29 (m)	502

	District of Columbia — 1.3%
	General Obligation — 0.8%
1,000	District of Columbia, Series A, GO, AGM, 5.000%, 06/01/21 (m)	1,127

	Other Revenue — 0.5%
180	District of Columbia, Ballpark, Series B-1, Rev., NATL-RE, FGIC, 5.000%, 02/01/18 (m)	195
100	District of Columbia, Income Tax, Series D, Rev., 2.500%, 12/01/12 (m)	102
	Metropolitan Washington Airports Authority,
150	Series A, Rev., AMT, AGM-CR, AMBAC, 5.000%, 10/01/18 (m)	174
150	Series C, Rev., 5.000%, 10/01/19 (m)	183
100	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.000%, 07/01/12	102

		756

	Total District of Columbia	1,883

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — 6.7%
	General Obligation — 2.0%
120	City of Port St. Lucie, Master Lease/Municipal Complex, COP, GO, AGC, 6.000%, 09/01/17	143
200	City of Tampa, Health System Catholic Health, Series A-1, Rev., NATL-RE, 5.500%, 11/15/12	206
500	Florida Housing Finance Corp., Non AMT, Non ACE, Homeowner Mortgage, Rev., GNMA/FNMA/FHLMC, 4.500%, 01/01/30 (m)	553
	Florida State Board Education, Public Education Capital Outlay,
70	Series A, GO, 5.000%, 06/01/12 (m) (p)	72
1,500	Series D, GO, 5.000%, 06/01/25 (m)	1,818
100	Florida State, Board Education Lottery, Series C, GO, 5.000%, 06/01/17 (m)	121

		2,913

	Other Revenue — 4.6%
500	City of Tampa, Water & Sewer Improvement System, Rev., 5.000%, 10/01/23	609
175	Florida Housing Finance Corp., Series 1, Rev., 5.000%, 07/01/41 (m)	189
500	Florida Housing Finance Corp., Homeowner Mortgage, Series 2, Rev., AMT, GNMA/FNMA/FHLMC, 4.950%, 07/01/37 (m)	532
600	Florida Housing Finance Corp., Homeowner Mortgage Special Program, Series B, Rev., GNMA/FNMA/FHLMC, 4.500%, 01/01/29 (m)	659
750	Florida Municipal Power Agency, St. Lucie Project, Series A, Rev., 4.000%, 10/01/17 (m)	840
300	Florida Ports Financing Commission, State Transportation Trust Fund, Series B, Rev., AMT, 5.000%, 06/01/16 (m)	340
100	Florida State Department of Transportation, Series A, Rev., NATL-RE, FGIC, 5.000%, 07/01/22 (m)	116
270	Florida State, Board Education Lottery, Series E, Rev., 4.000%, 07/01/12 (m)	273
500	Highlands County Health Facilities Authority, Hospital, Adventist Health, Series I, Rev., 5.000%, 11/15/16 (m)	580
300	Hillsborough County Port District, Tampa Port Authority Project, Series A, Rev., NATL-RE, 5.750%, 06/01/19 (m)	306
250	Miami-Dade County IDA, Waste Management, Rev., VAR, 2.625%, 08/01/14 (m)	253

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
500	Orlando Community Redevelopment Agency, Refunding Republic Drive, Tax Allocation, 4.000%, 04/01/16	538
350	Orlando Utilities Commission, Water & Electric Revenue, Series B, Rev., 5.000%, 10/01/22	366
100	Orlando-Orange County Expressway Authority, Series A, Rev., AMBAC, 5.250%, 07/01/16	105
500	Pasco County, Solid Waste Disposal & Resource, Rev., AMT, 5.000%, 10/01/20	572
	South Miami Health Facilities Authority, Baptist Health South Florida Group,
75	Rev., 5.000%, 08/15/12	77
250	Rev., 5.000%, 08/15/13	266

		6,621

	Prerefunded — 0.1%
150	Orlando Utilities Commission, Water & Electric Revenue, Series B, Rev., 5.000%, 04/01/13 (p)	158

	Total Florida	9,692

	Georgia — 1.7%
	General Obligation — 0.6%
100	Barrow County School District, GO, 5.000%, 02/01/13 (m) (p)	104
250	Bulloch County School District, Sales Tax, GO, 4.000%, 05/01/13 (m)	261
100	Paulding County School District, GO, 5.000%, 02/01/17	120
175	Richmond County Board of Education, GO, 5.000%, 10/01/12	180
150	State of Georgia, Series G, GO, 5.000%, 12/01/17 (m)	186

		851

	Other Revenue — 1.0%
800	Georgia Housing & Finance Authority, Non Single Family, Series B, Rev., 4.000%, 12/01/29 (m)	861
100	Georgia Housing & Finance Authority, Single Family, Rev., 5.000%, 06/01/29 (m)	110
250	Main Street Natural Gas, Inc., Series B, Rev., 5.000%, 03/15/16 (m)	268
285	Private Colleges & Universities Authority, Mercer University Project, Series A, Rev., 4.000%, 10/01/14	300

		1,539

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.1%
100	Metropolitan Atlanta Rapid Transit Authority, Second Indenture, Rev., NATL-RE, 5.000%, 01/01/13 (m) (p)	104

	Total Georgia	2,494

	Illinois — 1.8%
	General Obligation — 0.2%
305	McHenry County Community Unit School District No. 200 Woodstock, School Building, Series A, GO, NATL-RE, FGIC, 5.250%, 01/15/22 (m)	340

	Housing — 0.5%
700	City of Chicago, Single Family Mortgage, Series E, Rev., GNMA/FNMA/FHLMC, 5.500%, 12/01/42 (m)	746

	Other Revenue — 1.1%
515	City of Chicago O’Hare International Airport, General Airport-3rd Lien, Series A-2, Rev., AGM, 5.750%, 01/01/19 (m)	549
115	City of Chicago O’Hare International Airport, Passenger Facility, Series B, Rev., AMT, 5.000%, 01/01/17 (m)	131
250	City of Joliet, Waterworks and Sewage, Rev., 4.000%, 01/01/15 (m)	267
300	Illinois Finance Authority, Trinity Health, Series L, Rev., 3.000%, 12/01/15 (m)	321
200	Railsplitter Tobacco Settlement Authority, Rev., 5.250%, 06/01/21	229

		1,497

	Total Illinois	2,583

	Indiana — 3.1%
	Other Revenue — 3.1%
100	Hammond Multi-School Building Corp., First Mortgage, Rev., NATL-RE, FGIC, 5.000%, 01/15/20 (m)	119
560	Indiana Finance Authority, BHI Senior Living, Rev., 4.000%, 11/15/16 (m)	588
500	Indiana Health Facility Financing Authority, Ascension Health, Series A-3, Rev., VAR, 1.700%, 09/01/14 (m)	512
	Indiana Health Facility Financing Authority, Ascension Health Credit Group,
1,000	Series A-1, Rev., VAR, 1.500%, 08/01/14 (m)	1,017
250	Series A-2, Rev., VAR, 1.600%, 02/01/17 (m)	251
	Indiana Housing & Community Development Authority, Home First Program,
495	Series A, Rev., GNMA/FNMA/FHLMC, 4.500%, 06/01/28 (m)	542

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
500	Series C, Rev., GNMA/FNMA/FHLMC, 4.500%, 12/01/27 (m)	550
	Indianapolis Local Public Improvement Bond Bank,
255	Series D, Rev., 5.000%, 02/01/16 (m)	298
250	Series D, Rev., 5.000%, 06/01/18 (m)	298
100	Series F, Rev., AGM, 5.000%, 01/01/21 (m)	120
200	Wa-Nee Community School Building Corp., First Mortgage, Rev., AGM, 4.250%, 07/15/12	203

	Total Indiana	4,498

	Iowa — 1.1%
	Other Revenue — 1.1%
	Iowa Finance Authority, Non AMT, Non ACE, Single Family Mortgage,
495	Series 1, Rev., GNMA/FNMA/FHLMC, 4.500%, 01/01/29	542
500	Series 2, Rev., GNMA/FNMA/FHLMC, 4.500%, 07/01/28 (m)	552
500	Iowa Student Loan Liquidity Corp., Series A-1, Rev., AMT, 3.100%, 12/01/14 (m)	503

	Total Iowa	1,597

	Kansas — 0.4%
	Other Revenue — 0.4%
275	City of Wichita, Hospital Facilities, Rev., 4.500%, 11/15/15	306
250	Kansas Development Finance Authority, Series K, Rev., NATL-RE, 4.250%, 11/01/12 (m)	257

	Total Kansas	563

	Kentucky — 0.2%
	Other Revenue — 0.2%
300	Kentucky Housing Corp., Series A, Rev., 5.000%, 01/01/28 (m)	332

	Louisiana — 0.6%
	Other Revenue — 0.6%
100	Lafayette Consolidated Government, Sales Tax, Series A, Rev., NATL-RE, 5.000%, 05/01/12 (m)	101
710	Louisiana Housing Finance Agency, Single Family Mortgage-Backed Securities Program, Rev., GNMA/FNMA COLL, 2.850%, 06/01/29	713

	Total Louisiana	814

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Massachusetts — 2.1%
	General Obligation — 0.3%
	Commonwealth of Massachusetts, Consolidated Loan,
300	Series C, GO, 5.000%, 07/01/20 (m)	373
100	Series C, GO, AGM-CR, 5.250%, 11/01/12 (m) (p)	103

		476

	Other Revenue — 1.4%
750	Massachusetts Development Finance Agency, Dominion Energy Brayton, Series A, Rev., VAR, 2.250%, 09/01/16 (m)	772
750	Massachusetts Educational Financing Authority, Series J, Rev., 4.750%, 07/01/19 (m)	808
495	Massachusetts Health & Educational Facilities Authority, Amherst College, Series H, Rev., VAR, 1.000%, 11/01/14 (m)	499

		2,079

	Prerefunded — 0.4%
270	Commonwealth of Massachusetts, Rev., FGIC, 5.250%, 01/01/14 (m) (p)	294
220	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (m) (p)	239

		533

	Total Massachusetts	3,088

	Michigan — 2.0%
	General Obligation — 0.5%
100	City of Warren, Downtown Development, GO, NATL-RE, FGIC, 5.000%, 10/01/16	106
500	Rockford Public Schools District, GO, Q-SBLF, 5.000%, 05/01/15	561

		667

	Other Revenue — 1.5%
	Michigan State Hospital Finance Authority, Ascension Health Credit Group,
250	Rev., VAR, 2.000%, 08/01/14 (m)	257
300	Series A-2, Rev., VAR, 4.000%, 06/01/16 (m)	337
150	Michigan State Hospital Finance Authority, Oakwood Obligation Group, Rev., 5.500%, 11/01/14 (m)	159
500	Michigan State Housing Development Authority, Series A, Rev., 5.000%, 12/01/27 (m)	551
250	Michigan Strategic Fund, Waste Management, Inc. Project, Rev., VAR, 3.200%, 08/01/13 (m)	258

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	25

JPMorgan Tax Aware Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
645	Wayne County, Airport, Series D, Rev., NATL-RE, FGIC, 5.500%, 12/01/18	656

		2,218

	Total Michigan	2,885

	Minnesota — 2.2%
	General Obligation — 0.1%
100	Wayzata Independent School District No. 284, Series A, GO, 4.000%, 02/01/15	110

	Housing — 0.6%
750	Minneapolis St. Paul Housing Finance Board, Mortgage-Backed Securities Program, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.250%, 12/01/40 (m)	803

	Other Revenue — 1.5%
490	Dakota County Community Development Agency, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC COLL, 4.500%, 06/01/35 (m)	536
	Minneapolis St. Paul Housing Finance Board, Mortgage-Backed Securities Program,
500	Series A, Rev., GNMA/FNMA/FHLMC, 4.500%, 12/01/26 (m)	539
500	Series E, Rev., GNMA/FNMA/FHLMC COLL, 4.000%, 01/01/35 (m)	538
	Minnesota Housing Finance Agency, Mortgage-Backed Securities Program,
295	Rev., GNMA/FNMA COLL, 4.500%, 01/01/31 (m)	323
250	Series D, Rev., GNMA/FNMA/FHLMC COLL, 4.500%, 07/01/34 (m)	275

		2,211

	Total Minnesota	3,124

	Mississippi — 0.1%
	General Obligation — 0.1%
150	State of Mississippi, Series A, GO, 5.250%, 11/01/21 (m)	193

	Missouri — 1.2%
	Other Revenue — 1.2%
150	City of Columbia, Special Obligation, Refunding & Improvement, Rev., 4.000%, 02/01/13 (m)	155
250	Missouri Housing Development Commission, Non Amount, Non ACE, Special Homeowner Mortgage, Series E-4, Rev., GNMA/FNMA/FHLMC, 4.250%, 11/01/30 (m)	272

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
195	Missouri Housing Development Commission, Single Family Mortgage, Series E-3, Rev., GNMA/FNMA/FHLMC COLL, 4.625%, 05/01/28 (m)	216
225	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds, Series B, Rev., 5.000%, 07/01/25 (m)	278
750	Missouri State Health & Educational Facilities Authority, Webster University, Rev., 4.000%, 04/01/16 (m)	821

	Total Missouri	1,742

	Montana — 0.7%
	Housing — 0.2%
250	Montana Board of Housing, Single Family Mortgage, Series B, Rev., 5.500%, 12/01/37 (m)	265

	Other Revenue — 0.5%
500	Montana Board of Housing, Single Family Home Ownership, Series B2, Rev., AMT, 5.000%, 12/01/27 (m)	534
150	Montana Facility Finance Authority, Hospital Benefis Healthcare System, Rev., AGC, 5.000%, 01/01/13 (m)	155

		689

	Total Montana	954

	Nebraska — 0.3%
	Other Revenue — 0.3%
325	Nebraska Public Power District, Series A, Rev., 5.000%, 01/01/16 (m)	376

	Nevada — 0.3%
	General Obligation — 0.3%
200	City of Henderson, Water & Sewer Systems, GO, NATL-RE, FGIC, 4.250%, 09/01/12 (m)	204
	Clark County School District,
110	Series B, GO, AGM-CR, FGIC, 5.000%, 06/15/22 (m)	123
100	Series C, GO, NATL-RE, FGIC, 5.000%, 06/15/12 (m)	101

	Total Nevada	428

	New Hampshire — 0.6%
	Other Revenue — 0.6%
500	New Hampshire Housing Finance Authority, Single Family Mortgage, Rev., 4.000%, 01/01/28 (m)	531

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
295	New Hampshire Housing Finance Authority, Single Family Mortgage, Acquisition, Series A, Rev., 5.250%, 07/01/28 (m)	322

	Total New Hampshire	853

	New Jersey — 2.2%
	Education — 0.2%
200	New Jersey EDA, School Facilities Construction, Rev., VAR, AGM, 5.000%, 09/01/14 (m)	220

	Other Revenue — 1.5%
535	Hudson County Improvement Authority, Series B, Rev., 5.000%, 01/01/13 (m)	554
500	New Jersey Higher Education Student Assistance Authority, Series 1, Rev., 5.000%, 12/01/15 (m)	552
1,000	New Jersey Housing & Mortgage Finance Agency, Single Family Mortgage, Series A, Rev., 4.500%, 10/01/29 (m)	1,051

		2,157

	Prerefunded — 0.2%
200	New Jersey Building Authority, Series A, Rev., AMBAC, 5.250%, 12/15/12 (m) (p)	208
135	New Jersey EDA, School Facilities Construction, Series F, Rev., FGIC, 5.000%, 06/15/13 (m) (p)	143

		351

	Short Term Note — 0.3%
500	City of Rahway, GO, BAN, 1.500%, 08/10/12	502

	Total New Jersey	3,230

	New Mexico — 0.3%
	Housing — 0.1%
130	New Mexico Mortgage Finance Authority, Single Family Mortgage, Series I- B-3, Rev., AMT, GNMA/FNMA/FHLMC, 4.200%, 07/01/28	132

	Other Revenue — 0.2%
100	New Mexico Finance Authority, State Transportation, Senior Lien, Rev., 5.000%, 06/15/24	120
200	New Mexico Mortgage Finance Authority, Single Family Mortgage, Rev., GNMA/FNMA/FHLMC COLL, 5.000%, 09/01/30	224

		344

	Total New Mexico	476

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — 7.6%
	General Obligation — 0.6%
	New York City,
125	Series B, GO, 5.000%, 08/01/16	148
205	Series C, GO, 5.000%, 08/01/12	209
100	Series E-1, GO, 5.250%, 10/15/17	123
100	Series G, GO, XLCA, 4.500%, 08/01/12	102
100	Subseries J-1, GO, 4.000%, 08/01/12	101
105	Village of Lynbrook, GO, NATL-RE, 3.750%, 12/15/12 (m)	108
100	Westchester County, Series B, GO, 4.125%, 11/15/14 (p)	110

		901

	Other Revenue — 2.7%
300	Erie County Industrial Development Agency (The), School District Buffalo Project, Series A, Rev., 5.000%, 05/01/17 (m)	356
	Metropolitan Transportation Authority,
125	Series A, Rev., AGM, 5.250%, 11/15/24 (m)	129
150	Series C, Rev., AMBAC, 5.500%, 11/15/17 (m)	186
100	New York City Transitional Finance Authority Building Aid, Series S-2, Rev., AGM, 5.000%, 01/15/18	117
100	New York City Transitional Finance Authority, Future Tax Secured, Series C, Rev., 5.000%, 11/01/21	124
100	New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance, Rev., 5.000%, 11/01/12	103
500	New York State Dormitory Authority, North Shore Long Island Jewish, Series A, Rev., 5.000%, 05/01/15	554
800	New York State Energy Research & Development Authority, Pollution Control, Series A, Rev., 2.125%, 03/15/15	808
	New York State Environmental Facilities Corp., Revolving Fund,
200	Rev., 5.000%, 06/15/17	211
150	Series C, Rev., 4.000%, 05/15/14	162
150	Port Authority of New York & New Jersey, Series FSA-CR, Rev., AGM-CR, 5.000%, 08/01/23	150
	Tobacco Settlement Financing Corp., Asset-Backed,
300	Series A-1, Rev., 5.500%, 06/01/19	319
500	Series B, Rev., 4.000%, 06/01/13	522
140	Triborough Bridge & Tunnel Authority, Series A, Rev., 4.000%, 11/15/14	154

		3,895

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	27

JPMorgan Tax Aware Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — 0.1%
100	Metropolitan Transportation Authority, Series C, Rev., AGM, 4.750%, 07/01/12 (m) (p)	102

	Short Term Note — 4.2%
750	Altmar-Parish-Williamstown Central School District, GO, BAN, 1.750%, 07/13/12 (m)	753
1,000	Belleville-Henderson Central School District, GO, BAN, 1.500%, 07/27/12 (m)	1,004
750	Downsville Central School District, GO, BAN, 1.750%, 06/29/12 (m)	753
750	Gowanda Central School District, GO, BAN, 1.500%, 07/19/12 (m)	753
500	Hannibal Central School District, GO, BAN, 2.000%, 06/29/12 (m)	502
500	Oxford Academy & Central School District, GO, BAN, 1.500%, 06/29/12	502
1,000	Sharon Springs Central School District, GO, BAN, 1.350%, 06/20/12	1,003
750	Wyandanch Union Free School District, GO, TAN, 2.250%, 06/22/12	754

		6,024

	Total New York	10,922

	North Carolina — 0.9%
	Housing — 0.1%
125	North Carolina Housing Finance Agency, Series 30-A, Rev., AMT, 5.500%, 01/01/39	128

	Other Revenue — 0.8%
	North Carolina Housing Finance Agency,
745	Series 1, Rev., 4.500%, 07/01/28	800
250	Series 2, Rev., 4.250%, 01/01/28	268
110	North Carolina Municipal Power Agency No. 1, Series A, Rev., 5.500%, 01/01/13 (p)	115

		1,183

	Total North Carolina	1,311

	North Dakota — 0.9%
	Other Revenue — 0.9%
	North Dakota Housing Finance Agency, Home Mortgage Finance Program,
745	Series B, Rev., 4.500%, 01/01/28	810
500	Series D, Rev., 4.250%, 07/01/28	531

	Total North Dakota	1,341

	Ohio — 2.2%
	Certificate of Participation/Lease — 0.2%
300	Franklin County, Convention Refunding Tax & Lease Revenue Anticipation Bonds, COP, AMBAC, 5.250%, 12/01/18 (m)	311

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.3%
100	Lakewood City School District, Library Improvement, GO, AGM, 5.000%, 12/01/18 (m)	107
190	State of Ohio, Refunding Infrastructure Improvement, Series A, GO, 5.375%, 02/01/16	225

		332

	Other Revenue — 1.7%
200	American Municipal Power, Inc., Prairie State Energy Campus Project, Series A, Rev., 5.250%, 02/15/21 (m)	231
200	Hancock County, Hospital Revenue Facilities, Blanchard Valley Regional Health, Rev., 4.000%, 12/01/16 (m)	214
	Ohio Housing Finance Agency, Single Family Mortgage,
290	Series 1, Rev., 5.000%, 11/01/28	317
250	Series 1, Rev., GNMA/FNMA COLL, 4.800%, 11/01/28	275
800	Series 2, Rev., GNMA/FNMA/FHLMC, 4.500%, 11/01/28	874
500	Series 3, Rev., GNMA/FNMA/FHLMC, 4.500%, 11/01/29	554

		2,465

	Total Ohio	3,108

	Oklahoma — 0.8%
	Other Revenue — 0.8%
500	Oklahoma Development Finance Authority, State System Higher Education Master, Rev., 3.500%, 06/01/15	537
	Oklahoma Housing Finance Agency, Single Homeownership Loan Program,
295	Series A, Rev., GNMA COLL, 4.750%, 03/01/28	328
250	Series B, Rev., 4.500%, 09/01/27	276

	Total Oklahoma	1,141

	Oregon — 0.8%
	Other Revenue — 0.8%
1,000	Port of Portland, Airport, Series 21C, Rev., AMT, 5.000%, 07/01/20	1,192

	Pennsylvania — 1.4%
	General Obligation — 0.1%
100	Commonwealth of Pennsylvania, GO, AGM, 5.375%, 07/01/20	128

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 1.3%
	Allegheny County Higher Education Building Authority, Duquesne University,
260	Series A, Rev., 5.000%, 03/01/22 (m)	303
600	Series A, Rev., NATL-RE, FGIC, 5.000%, 03/01/16 (m)	645
250	Pennsylvania Economic Development Financing Authority, Rev., VAR, 2.625%, 07/01/14	255
250	Pennsylvania Higher Educational Facilties Authority, Series AG, Rev., 3.250%, 06/15/12	252
390	Pennsylvania Housing Finance Agency, Series 112, Rev., 5.000%, 04/01/28	429

		1,884

	Total Pennsylvania	2,012

	Puerto Rico — 0.6%
	Other Revenue — 0.6%
100	Puerto Rico Electric Power Authority, Series SS, Rev., AGC, 3.550%, 07/01/12	101
125	Puerto Rico Highway & Transportation Authority, Series CC, Rev., 5.000%, 07/01/16	138
	Puerto Rico Highway & Transportation Authority, Unrefunded Balance,
85	Series AA, Rev., NATL-RE, 5.500%, 07/01/17	97
5	Series AA, Rev., NATL-RE, 5.500%, 07/01/18	6
50	Series AA, Rev., NATL-RE, 5.500%, 07/01/19	58
360	Series AA, Rev., NATL-RE, 5.500%, 07/01/20	412
100	Series W, Rev., NATL-RE-IBC, 5.500%, 07/01/15	110

	Total Puerto Rico	922

	Rhode Island — 0.1%
	General Obligation — 0.1%
100	Town of Middletown, GO, 4.000%, 07/15/12 (m)	101

	South Carolina — 0.8%
	Other Revenue — 0.8%
	Lexington County Health Services District, Inc.,
700	Rev., 3.000%, 11/01/13 (m)	723
450	Rev., 4.000%, 11/01/14 (m)	483

	Total South Carolina	1,206

	South Dakota — 0.5%
	Other Revenue — 0.5%
750	South Dakota Housing Development Authority, Single Family Mortgage, Series 2, Rev., 4.250%, 05/01/32	795

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Tennessee — 1.5%
	General Obligation — 0.2%
210	Tennessee Housing Development Agency, Home Ownership Program, Series 1C, GO, AMT, 3.750%, 01/01/25	210

	Other Revenue — 1.3%
475	Memphis-Shelby County Sports Authority, Inc., Memphis Arena Project, Series D, Rev., NATL-RE, 5.000%, 11/01/18 (m)	554
500	Tennessee Housing Development Agency, Home Ownership Program, Series 1A, Rev., AMT, 4.500%, 07/01/31	532
	Tennessee Housing Development Agency, Housing Finance Program,
250	Series A, Rev., 4.500%, 01/01/28	272
500	Series B, Rev., 4.500%, 01/01/28	538

		1,896

	Total Tennessee	2,106

	Texas — 3.8%
	General Obligation — 1.5%
170	City of Beaumont, GO, 5.000%, 03/01/19 (m)	208
150	City of El Paso, GO, 5.000%, 08/15/18 (m)	183
100	Dallas County Community College District, GO, 5.000%, 02/15/16 (m)	118
500	Eagle Mountain & Saginaw Independent School District, School Building, GO, VAR, PSF-GTD, 2.500%, 08/01/14 (m)	520
250	Harris County, Series A, GO, 5.000%, 10/01/22 (m)	301
250	Midtown Redevelopment Authority, Tax Allocation, GO, 3.000%, 01/01/13 (m)	253
365	Northside Independent School District, Series A, GO, VAR, PSF-GTD, 1.350%, 06/01/14	371
160	State of Texas, Transportation Commission Mobility Fund, GO, 5.000%, 04/01/16	188

		2,142

	Other Revenue — 2.1%
1,000	City of Houston, Airport System, Sub Lien, Series A, Rev., AMT, 5.000%, 07/01/13 (m)	1,052
150	City of San Antonio, Electric & Gas, Series A, Rev., 5.250%, 02/01/22	181
150	Harris County, Series A, Rev., NATL-RE, 5.000%, 08/15/19 (m)	177
350	Lubbock Health Facilities Development Corp., St. Joseph Health System, Series B, Rev., 5.000%, 07/01/13 (m)	369

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	29

JPMorgan Tax Aware Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
350	Matagorda County Navigation District No. 1, Central Company Project, Rev., VAR, 1.125%, 06/01/12 (m)	350
150	North Texas Tollway Authority, Special Projects System, Series A, Rev., 5.000%, 09/01/16	176
745	Texas Department of Housing & Community Affairs, Series B, Rev., FNMA/GNMA/FHLMC, 4.250%, 01/01/34	810

		3,115

	Prerefunded — 0.2%
200	City of Dallas, Improvement, GO, 5.000%, 02/15/17 (m) (p)	241

	Total Texas	5,498

	Vermont — 0.4%
	Other Revenue — 0.4%
500	Vermont Housing Finance Agency, Mortgage-Backed, Rev., GNMA/FNMA/FHLMC, 4.500%, 02/01/26	553

	Virginia — 0.6%
	Industrial Development Revenue/Pollution Control Revenue — 0.4%
600	Peninsula Ports Authority, Dominion Term Association Project, Rev., VAR, 2.375%, 10/01/16	613

	Other Revenue — 0.2%
200	Louisa IDA, Electric & Power Company Project, Series A, Rev., VAR, 2.500%, 04/01/14 (m)	206

	Total Virginia	819

	Washington — 1.3%
	General Obligation — 0.1%
150	Port of Tacoma, Limited Tax, GO, NATL-RE, 5.000%, 12/01/12	156

	Other Revenue — 1.1%
350	Chelan County Public Utility District No. 1, Series A, Rev., AMT, 5.500%, 07/01/26 (m)	412
1,000	Washington State Housing Finance Commission, Series B, Rev., GNMA/FNMA COLL, 4.250%, 10/01/32	1,088

		1,500

	Utility — 0.1%
165	Energy Northwest, Project 1, Series A, Rev., NATL-RE, 5.250%, 07/01/13 (m)	176

	Total Washington	1,832

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	West Virginia — 0.3%
	Other Revenue — 0.3%
500	West Virginia Housing Development Fund, Series A, Rev., 1.350%, 11/01/14	503

	Wisconsin — 0.4%
	General Obligation — 0.4%
215	City of Cudahy, Corp. Purpose, GO, NATL-RE, FGIC, 3.850%, 12/01/12 (m)	221
100	Douglas County, GO, AMBAC, 5.000%, 02/01/14 (m)	108
	State of Wisconsin,
100	Series A, GO, 5.000%, 05/01/17	121
125	Series E, GO, NATL-RE, FGIC, 4.250%, 05/01/12	126

	Total Wisconsin	576

	Wyoming — 0.3%
	Other Revenue — 0.3%
375	Laramie County, Wyoming Hospital, Cheyenne Regional Medical Center Project, Rev., 4.000%, 05/01/18 (m)	416

	Total Municipal Bonds (Cost $84,768)	86,980

Quarterly Demand Note — 0.7%
1,000	California Pollution Control Financing Authority, Series A, Rev., VAR, AMT, 0.700%, 05/01/12 (m) (Cost $1,000)	1,000

U.S. Treasury Obligation — 0.1%
132	U.S. Treasury Notes, 2.000%, 02/15/22 (m) (Cost $133)	132

Weekly Demand Notes — 16.2%
	Alaska — 0.9%
1,350	Alaska Housing Finance Corp., Series A, Rev., VRDO, 0.140%, 03/07/12 (m)	1,350

	California — 1.8%
2,650	California Statewide Communities Development Authority, Kaiser Permanente, Series M, Rev., VRDO, 0.130%, 03/07/12 (m)	2,650

	Georgia — 0.5%
700	Private Colleges & Universities Authority, Emory University, Series B-2, Rev., VRDO, 0.130%, 03/07/12	700

	Michigan — 1.3%
900	Kent Hospital Finance Authority, Metropolitan Hospital Project, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/07/12 (m)	900

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Michigan — Continued
850	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/07/12 (m)	850
150	University of Michigan, Medical Services Plan, Series A, Rev., VRDO, 0.100%, 03/07/12	150

	Total Michigan	1,900

	Missouri — 0.8%
1,200	St. Charles County Public Water District No. 2, Series A, COP, VRDO, LOC: Bank of America N.A., 0.230%, 03/07/12	1,200

	New Jersey — 0.4%
500	New Jersey EDA, School Facilities Construction, Series E, Rev., VAR, 1.860%, 03/07/12 (m)	504

	New York — 1.2%
1,100	New York State Dormitory Authority, Series ROCS-RR-II-R-11479, Rev., VRDO, LIQ: Citibank N.A., 0.170%, 03/07/12	1,100
575	Triborough Bridge & Tunnel Authority, Subseries CD, Rev., VRDO, AGM, 0.140%, 03/07/12	575

	Total New York	1,675

	North Carolina — 2.4%
2,200	North Carolina Capital Facilities Finance Agency, Greensboro College Project, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 03/07/12	2,200
1,200	North Carolina Medical Care Commission, Duke University Health System, Series A, Rev., VRDO, 0.200%, 03/07/12	1,200

	Total North Carolina	3,400

	Ohio — 1.8%
750	Franklin County, Ohio Hospital Facilities, Health Corp., Series C, Rev., VAR, 0.610%, 03/07/12 (m)	750
1,000	Franklin County, U.S. Health Corp., Improvement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.130%, 03/07/12 (m)	1,000
900	Ohio State University (The), Series B, Rev., VRDO, 0.100%, 03/07/12	900

	Total Ohio	2,650

	Tennessee — 2.1%
3,060	BB&T Municipal Trust, Series 29, Rev., VRDO, LIQ: Branch Banking & Trust, 0.160%, 03/07/12 (m)	3,060

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — 0.8%
1,165	Tarrant County Housing Finance Corp., Multifamily Housing, Gateway Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/07/12	1,165

	Virginia — 0.6%
800	Loudoun County IDA, Howard Hughes Medical, Series F, Rev., VRDO, 0.110%, 03/07/12 (m)	800

	Washington — 1.6%
2,000	Washington State Housing Finance Commission, Rockwood Retirement Program, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.140%, 03/07/12	2,000
335	Washington State Housing Finance Commission, St. Vincent Paul Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/07/12	335

	Total Washington	2,335

	Total Weekly Demand Notes (Cost $23,390)	23,389

NUMBER OF CONTRACTS
Option Purchased — 0.0% (g)
	Call Option Purchased — 0.0% (g)
2	1 Year U.S. Treasury Bond, Expiring 03/23/12 @ $146.00, American Style (Cost $1)	1

	Put Option Purchased — 0.0% (g)
2	1 Year U.S. Treasury Bond, Expiring 03/23/12 @ $136.00, American Style (Cost $ —(h))	—	(h)

	Total Options Purchased (Cost $1)	1

PRINCIPAL AMOUNT($)
Short-Term Investments— 1.9%
	U.S. Treasury Obligations — 0.2%
	U.S. Treasury Bills
145	0.007%, 03/15/12 (k) (n)	145
130	0.064%, 06/21/12 (k) (n)	130

	Total U.S. Treasury Obligations (Cost $275)	275

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	31

JPMorgan Tax Aware Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investments— Continued
	Investment Company — 1.7%
2,407	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.030% † (b) (l) (m) (Cost $2,407)	2,407

	Total Short-Term Investments (Cost $2,682)	2,682

	Total Investments — 97.2% (Cost $138,123)	140,333

	Other Assets in Excess of Liabilities — 2.8%	4,138

	NET ASSETS — 100.0%	$144,471

Percentages indicated are based on net assets.

TBA Short Commitment
PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
$(915)	Federal National Mortgage Association, 30 Year, Single Family, TBA, 5.000%, 03/25/42	$(988)
(915)	Federal National Mortgage Association, 30 Year, Single Family, TBA, 5.000%, 04/25/42	(986)

	(Proceeds received of $1,975.)	$(1,974)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(12)	10 Year U.S. Treasury Note	06/20/12	$(1,571)	$4
(156)	2 Year U.S. Treasury Note	06/29/12	(34,357)	11
(134)	5 Year U.S. Treasury Note	06/29/12	(16,505)	18

				$33

OPTIONS WRITTEN

Put Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
1 Year U.S. Treasury Bond, American Style	$141.000	3/23/12	2	$(2)

(Premiums received of $3.)

Call Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
1 Year U.S. Treasury Bond, American Style	$141.000	3/23/12	2	$(4)

(Premiums received of $3.)

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

Credit Default Swaps—Buy Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]		VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Bank of America:
Aetna, Inc., 6.625% 06/15/36	1.000% quarterly	9/20/16	0.500%		$50	$(1)	$— (h)
Ally Financial, Inc., 8.300% 02/12/15	5.000% quarterly	12/20/13	3.327		150	(6)	(4)
Beazer Homes USA, Inc., 9.125% 06/15/18	5.000% quarterly	9/20/16	7.997		50	5	(17)
People’s Republic of China, 4.250% 10/28/14	1.000% quarterly	12/20/16	1.144		150	1	(2)
PulteGroup, Inc., 5.250% 01/15/14	5.000% quarterly	12/20/16	3.551		200	(14)	5
XLIT Ltd., 5.250%, 09/15/14	1.000% quarterly	3/20/17	1.142		1,350	7	(7)
Barclays Bank plc:
Aetna, Inc., 6.625% 06/15/36	1.000% quarterly	9/20/16	0.500		50	(1)	1
Aetna, Inc., 6.625% 06/15/36	1.000% quarterly	9/20/16	0.500		50	(1)	1
Ally Financial, Inc., 8.300% 02/12/15	5.000% quarterly	12/20/13	3.327		50	(2)	(2)
Belo Corp., 7.750% 06/01/27	5.000% quarterly	3/20/17	2.530		130	(16)	7
Darden Restaurants, Inc., 6.000% 08/15/35	1.000% quarterly	3/20/17	1.028		175	— (h)	(3)
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17	5.000% quarterly	6/20/13	15.843		50	6	(3)
PulteGroup, Inc., 5.250% 01/15/14	5.000% quarterly	12/20/16	3.551		150	(11)	2
Citibank, N.A.:
Alcoa, Inc., 5.720% 02/23/19	1.000% quarterly	3/20/17	2.803		250	20	(32)
Beazer Homes USA, Inc., 9.125% 06/15/18	5.000% quarterly	9/20/16	7.997		50	5	(8)
Federal Republic of Germany, 6.000% 06/20/16	0.250% quarterly	12/20/16	0.752		200	5	(7)
Federal Republic of Germany, 6.000% 06/20/16	0.250% quarterly	12/20/16	0.752		800	18	(29)
Genworth Financial, Inc., 5.750% 6/15/2014	5.000% quarterly	9/20/16	4.161		50	(2)	(2)
Hartford Financial Services Group, Inc. (The), 4.000% 03/30/15	1.000% quarterly	9/20/16	2.208		50	2	(2)
People’s Republic of China, 4.250% 10/28/14	1.000% quarterly	12/20/16	1.144		150	1	(2)
People’s Republic of China, 4.250% 10/28/14	1.000% quarterly	12/20/16	1.144		150	1	(3)
People’s Republic of China, 4.250% 10/28/14	1.000% quarterly	12/20/16	1.144		150	1	(2)
People’s Republic of China, 4.750% 10/29/13	1.000% quarterly	9/20/16	1.091		150	— (h)	(2)
United Kingdom of Great Britain and Northern Ireland, 4.250% 06/07/32	1.000% quarterly	9/20/16	0.599		100	(2)	1
Credit Suisse International:
People’s Republic of China, 4.750% 10/29/13	1.000% quarterly	12/20/16	1.144		100	— (h)	(2)
People’s Republic of China, 4.750% 10/29/13	1.000% quarterly	12/20/16	1.144		150	1	(5)
People’s Republic of China, 4.750% 10/29/13	1.000% quarterly	12/20/16	1.144		150	1	(4)
Deutsche Bank AG, New York:
Ally Financial, Inc., 8.300% 02/12/15	5.000% quarterly	12/20/13	3.327		50	(2)	(2)
Beazer Homes USA, Inc., 9.125% 06/15/18	5.000% quarterly	9/20/16	7.997		50	5	(17)
Hartford Financial Services Group, Inc. (The), 4.000% 03/30/15	1.000% quarterly	9/20/16	2.208		50	2	(2)
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17	5.000% quarterly	6/20/13	15.843		50	6	(5)
People’s Republic of China, 4.750% 10/29/13	1.000% quarterly	12/20/16	1.144		100	— (h)	(1)
People’s Republic of China, 4.750% 10/29/13	1.000% quarterly	12/20/16	1.144		200	1	(2)
PulteGroup, Inc., 5.250% 01/15/14	5.000% quarterly	12/20/16	3.551		50	(4)	1
United States of America, 0.000% 08/15/16	0.250% quarterly	9/20/16	0.326	EUR	100	— (h)	(2)
Morgan Stanley Capital Services:
Beazer Homes USA, Inc., 9.125% 06/15/18	5.000% quarterly	9/20/13	5.270		$25	— (h)	(1)
Nordstorm., Inc, 6.950%, 03/15/28	1.000% quarterly	3/20/17	0.788		50	— (h)	(1)
Royal Bank of Scotland:
People’s Republic of China, 4.750% 10/29/13	1.000% quarterly	12/20/16	1.144		50	— (h)	(2)
Union Bank of Switzerland AG:
Ally Financial, Inc., 8.300% 02/12/15	5.000% quarterly	3/20/14	3.415		50	(2)	(2)
Beazer Homes USA, Inc., 9.125% 06/15/18	5.000% quarterly	9/20/16	7.997		50	5	(17)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	33

JPMorgan Tax Aware Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands, except number of contracts)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Federal Republic of Germany, 6.000% 06/20/16	0.250% quarterly	12/20/16	0.752%	$550	$13	$(19)
Federative Republic of Brazil, 12.250% 03/06/30	1.000% quarterly	3/20/17	1.402	310	5	(10)
Goodrich Corp., 6.290%, 07/01/16	1.000% quarterly	3/20/17	0.147	700	(31)	32
Hartford Financial Services Group, Inc. (The), 4.000% 03/30/15	1.000% quarterly	9/20/16	2.208	50	2	(4)
Limited Brands, Inc., 6.900% 07/15/17	1.000% quarterly	3/20/17	1.775	350	12	(18)
Lincoln National Corporation, 6.200% 12/15/11	1.000% quarterly	9/20/16	2.170	100	5	(3)
Nordstorm., Inc, 6.950%, 03/15/28	1.000% quarterly	3/20/17	0.788	50	— (h)	(1)
United Kingdom of Great Britain and Northern Ireland, 4.250% 06/07/32	1.000% quarterly	9/20/16	0.599	100	(2)	1
United Mexican States, 5.950% 03/19/19	1.000% quarterly	3/20/17	1.357	620	9	(16)
United States of America, 0.000% 08/15/16	0.250% quarterly	9/20/16	0.326	EUR 150	1	(3)

					$43	$(215)

Credit Default Swaps—Buy Protection [1]

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Bank of America:
MCDX.NA.17	1.000% quarterly	12/20/16	1.640%	$300	$7	$(11)
Barclays Bank plc:
CDX.EM.16	5.000% quarterly	12/20/16	2.491	150	(18)	15
CDX.EM.16	5.000% quarterly	12/20/16	2.491	1,350	(163)	106
Citibank, N.A.:
MCDX.NA.17	1.000% quarterly	12/20/16	1.640	300	7	(11)
Morgan Stanley Capital Services:
CDX.EM.16	5.000% quarterly	12/20/16	2.491	150	(18)	9
CDX.EM.16	5.000% quarterly	12/20/16	2.491	150	(18)	11
CDX.EM.16	5.000% quarterly	12/20/16	2.491	150	(18)	11
CDX.NA.IG.9	0.800% quarterly	12/20/17	1.139	300	5	(14)
CMBX.NA.AM.1	0.500% monthly	10/12/52	0.834	150	11	(24)
MCDX.NA.17	1.000% quarterly	12/20/16	1.640	150	3	(5)
MCDX.NA.17	1.000% quarterly	12/20/16	1.640	150	3	(6)
Royal Bank of Scotland:
CDX.NA.IG.9	0.800% quarterly	12/20/17	1.139	250	4	(11)
CDX.NA.IG.9	0.800% quarterly	12/20/17	1.139	300	5	(14)
Union Bank of Switzerland AG:
CDX.EM.16	5.000% quarterly	12/20/16	2.491	200	(24)	18
CDX.EM.16	5.000% quarterly	12/20/16	2.491	5,000	(604)	461
CDX.NA.IG.9	0.800% quarterly	12/20/17	1.139	1,350	22	(42)
CDX.NA.IG.9	0.800% quarterly	12/20/17	1.139	1,350	22	(46)

					$(774)	$447

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

Credit Default Swaps—Sell Protection [2]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]		VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Bank of America:
Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	1.000% quarterly	3/20/17	1.428%		$1,350	$(25)	$26
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	6/20/14	19.065		50	(13)	10
Level 3 Communications, Inc., 3.500% 06/15/12	5.000% quarterly	3/20/14	3.714		100	4	1
MBIA Insurance Corp., 0.000% 10/06/10	5.000% quarterly	12/20/12	14.699		50	(3)	8
McClatchy Co. (The), 5.750% 09/01/17	5.000% quarterly	6/20/14	7.811		60	(3)	—	(h)
McClatchy Co. (The), 5.750% 09/01/17	5.000% quarterly	6/20/14	7.811		220	(11)	2
Realogy Corp., 10.500% 04/15/14	5.000% quarterly	6/20/13	6.617		50	— (h)	(1)
Realogy Corp., 10.500% 04/15/14	5.000% quarterly	6/20/13	6.617		50	— (h)	(1)
Realogy Corp., 10.500% 04/15/14	5.000% quarterly	6/20/13	6.617		50	— (h)	—	(h)
Realogy Corp., 10.500% 04/15/14	5.000% quarterly	6/20/13	6.617		170	(2)	—	(h)
Realogy Corp., 10.500% 04/15/14	5.000% quarterly	6/20/13	6.617		200	(2)	(2)
Sears Roebuck Acceptance Corp., 7.500%, 01/15/13	5.000% quarterly	3/20/12	11.029		50	— (h)	4
Texas Competitive Electric Holdings Co. LLC, 10.250% 11/01/15	5.000% quarterly	9/20/12	20.580		600	(43)	37
Barclays Bank plc:
Dixons Retail plc, 8.750% 08/03/15	5.000% quarterly	6/20/12	2.653	EUR	280	6	11
Dixons Retail plc, 8.750% 08/03/15	5.000% quarterly	9/20/12	2.653	EUR	150	5	4
Georgia-Pacific LLC, 7.750% 11/15/29	1.000% quarterly	12/20/16	1.270		$90	(1)	5
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	6/20/13	15.843		50	(6)	8
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	3/20/14	18.611		400	(89)	41
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	6/20/14	19.065		50	(13)	7
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	6/20/14	19.065		50	(13)	8
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	6/20/14	19.065		50	(13)	13
R.R. Donnelley & Sons Co., 6.125% 01/15/17	5.000% quarterly	3/20/17	6.463		200	(10)	15
Standard Pacific Corp., 10.750% 09/15/16	5.000% quarterly	12/20/16	4.174		100	4	7
Standard Pacific Corp., 10.750% 09/15/16	5.000% quarterly	12/20/16	4.174		150	7	10
SUPERVALU, Inc., 8.000% 05/01/16	5.000% quarterly	9/20/16	8.616		550	(65)	79
Texas Competitive Electric Holdings Co. LLC, 10.250% 11/01/15	5.000% quarterly	6/20/12	18.290		50	(1)	3
BNP Paribas:
Boyd Gaming Corp., 6.750% 04/15/14	5.000% quarterly	6/20/14	6.145		150	(2)	4
Rite Aid Corp., 7.700% 02/15/27	5.000% quarterly	3/20/14	4.163		400	11	20
SUPERVALU, Inc., 8.000% 05/01/16	5.000% quarterly	9/20/16	8.616		50	(6)	6
Texas Competitive Electric Holdings Co. LLC, 10.250% 11/01/15	5.000% quarterly	9/20/12	20.580		25	(2)	2
Citibank, N.A.:
Freeport-McMoRan Copper & Gold, Inc., 8.375% 04/01/17	1.000% quarterly	3/20/17	1.465		250	(5)	12
Sears Roebuck Acceptance Corp., 7.500%, 01/15/13	5.000% quarterly	3/20/12	11.029		50	— (h)	1
Sears Roebuck Acceptance Corp., 7.500%, 01/15/13	5.000% quarterly	3/20/12	11.029		50	— (h)	1
Credit Suisse International:
McClatchy Co. (The), 5.750% 09/01/17	5.000% quarterly	12/20/12	4.208		50	1	4
Texas Competitive Electric Holdings Co. LLC, 10.250% 11/01/15	5.000% quarterly	3/20/12	32.270		100	— (h)	8
Texas Competitive Electric Holdings Co. LLC, 10.250% 11/01/15	5.000% quarterly	6/20/12	18.290		25	(1)	1
Texas Competitive Electric Holdings Co. LLC, 10.250% 11/01/15	5.000% quarterly	9/20/12	20.580		25	(2)	2
Texas Competitive Electric Holdings Co. LLC, 10.250% 11/01/15	5.000% quarterly	9/20/12	20.580		50	(4)	4

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	35

JPMorgan Tax Aware Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands, except number of contracts)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Deutsche Bank AG, New York:
Block Financial LLC, 5.125% 10/30/14	5.000% quarterly	9/20/12	4.148%	$50	$1	$—	(h)
Block Financial LLC, 5.125% 10/30/14	5.000% quarterly	9/20/12	4.148	400	6	2
Block Financial LLC, 5.125% 10/30/14	5.000% quarterly	9/20/16	4.250	50	2	(2)
Boyd Gaming Corp., 6.750% 04/15/14	5.000% quarterly	6/20/14	6.145	50	(1)	—	(h)
Boyd Gaming Corp., 6.750% 04/15/14	5.000% quarterly	6/20/14	6.145	100	(1)	1
Boyd Gaming Corp., 6.750% 04/15/14	5.000% quarterly	6/20/14	6.145	310	(4)	1
Clear Channel Communications, Inc., 6.875% 06/15/18	5.000% quarterly	9/20/13	6.340	100	(1)	4
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	12/20/12	13.178	10	— (h)	1
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	6/20/13	15.843	50	(6)	6
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	6/20/13	15.843	50	(6)	7
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	6/20/13	15.843	50	(6)	7
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	6/20/13	15.843	50	(6)	8
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	6/20/13	15.843	50	(6)	8
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	6/20/13	15.843	50	(6)	8
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	9/20/13	17.088	50	(8)	9
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	9/20/13	17.088	50	(8)	10
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	9/20/13	17.088	50	(8)	9
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	6/20/14	19.065	50	(13)	9
Realogy Corp., 10.500% 04/15/14	5.000% quarterly	12/20/13	7.842	350	(13)	12
Realogy Corp., 10.500% 04/15/14	5.000% quarterly	6/20/14	8.570	50	(3)	2
Rite Aid Corp., 7.700% 02/15/27	5.000% quarterly	6/20/13	3.509	50	1	—	(h)
Rite Aid Corp., 7.700% 02/15/27	5.000% quarterly	3/20/14	4.163	50	1	3
Standard Pacific Corp., 10.750% 09/15/16	5.000% quarterly	12/20/16	4.174	150	7	8
SUPERVALU, Inc., 8.000% 05/01/16	5.000% quarterly	3/20/16	8.316	200	(20)	8
SUPERVALU, Inc., 8.000% 05/01/16	5.000% quarterly	6/20/16	8.476	350	(38)	33
Texas Competitive Electric Holdings Co. LLC, 10.250% 11/01/15	5.000% quarterly	6/20/12	18.290	100	(3)	2
Texas Competitive Electric Holdings Co. LLC, 10.250% 11/01/15	5.000% quarterly	9/20/12	20.580	25	(2)	2
Texas Competitive Electric Holdings Co. LLC, 10.250% 11/01/15	5.000% quarterly	9/20/12	20.580	50	(4)	3
Texas Competitive Electric Holdings Co. LLC, 10.250% 11/01/15	5.000% quarterly	9/20/12	20.580	50	(4)	4
Texas Competitive Electric Holdings Co. LLC, 10.250% 11/01/15	5.000% quarterly	9/20/12	20.580	50	(4)	4
Morgan Stanley Capital Services:
Block Financial LLC, 5.125% 10/30/14	5.000% quarterly	9/20/16	4.250	50	2	(1)
Caesars Entertainment Operating Co., Inc., 5.375% 12/15/13	5.000% quarterly	3/20/13	7.836	290	(5)	5
Caesars Entertainment Operating Co., Inc., 5.625% 06/01/15	5.000% quarterly	3/20/12	6.831	50	1	2
Clear Channel Communications, Inc., 6.875% 06/15/18	5.000% quarterly	6/20/13	5.887	450	(1)	4
Clear Channel Communications, Inc., 6.875% 06/15/18	5.000% quarterly	9/20/14	8.841	400	(32)	15
Cooper Tire & Rubber Co., 7.625% 03/15/27	5.000% quarterly	12/20/16	4.459	50	1	2
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	9/20/12	11.666	25	(1)	1
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	12/20/12	13.178	20	(1)	3
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	12/20/12	13.178	50	(3)	8
McClatchy Co. (The), 5.750% 09/01/17	5.000% quarterly	6/20/14	7.811	500	(25)	23
SUPERVALU, Inc., 8.000% 05/01/16	5.000% quarterly	3/20/16	8.316	150	(15)	13
Texas Competitive Electric Holdings Co. LLC, 10.250% 11/01/15	5.000% quarterly	3/20/12	32.270	100	1	2
Royal Bank of Scotland:
Caesars Entertainment Operating Co., Inc., 5.625% 06/01/15	5.000% quarterly	12/20/12	7.493	50	1	4
Harrah’s Operating Co., Inc., 5.625% 06/01/15	5.000% quarterly	3/20/13	7.836	300	(6)	3
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	9/20/12	11.666	50	(1)	9

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	3/20/13	13.961%	$10	$(1)	$2
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	3/20/13	13.961	1,300	(101)	255
Union Bank of Switzerland AG:
Block Financial LLC, 5.125% 10/30/14	5.000% quarterly	12/20/16	4.254	550	22	(2)
Cooper Tire & Rubber Co., 7.625% 03/15/27	5.000% quarterly	12/20/16	4.459	50	2	3
Cooper Tire & Rubber Co., 7.625% 03/15/27	5.000% quarterly	12/20/16	4.459	50	2	4
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	9/20/12	11.666	25	(1)	4
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	9/20/12	11.666	200	(5)	23
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	12/20/12	13.178	50	(2)	11
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	12/20/12	13.178	50	(3)	13
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	12/20/12	13.178	50	(3)	7
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	12/20/12	13.178	50	(3)	8
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	6/20/13	15.843	50	(6)	8
K. Hovnanian Enterprises, Inc., 8.625% 01/15/17 [6]	5.000% quarterly	6/20/13	15.843	50	(6)	8
Lennar Corp., 6.500% 04/15/16	5.000% quarterly	6/20/13	1.359	105	6	(9)
MBIA Insurance Corp., 0.000% 10/06/10	5.000% quarterly	12/20/12	14.699	10	(1)	1
Realogy Corp., 10.500% 04/15/14	5.000% quarterly	6/20/14	8.570	50	(3)	1
Sears Roebuck Acceptance Corp., 7.500%, 01/15/13	5.000% quarterly	3/20/12	11.029	60	1	2
Texas Competitive Electric Holdings Co. LLC, 10.250% 11/01/15	5.000% quarterly	6/20/12	18.290	200	(6)	23

					$(642)	$984

Credit Default Swaps—Sell Protection [2]

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/29/12 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Credit Suisse International:
CMBX.NA.AM.2	0.500% monthly	3/15/49	1.079%	$150	$(18)	$30
CMBX.NA.AM.2	0.500% monthly	3/15/49	1.079	150	(18)	26
Deutsche Bank AG, New York:
CDX.NA.HY.8	2.750% quarterly	6/20/12	39.161	25	(1)	8
CDX.NA.HY.8	2.750% quarterly	6/20/12	39.161	50	(3)	17
Morgan Stanley Capital Services:
CMBX.NA.AM.4	0.500% monthly	2/17/51	1.414	150	(27)	49
Union Bank of Switzerland AG:
CDX.NA.HY.8	0.000% quarterly	6/20/12	39.161	1,550	(75)	76

					$(142)	$206

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay any upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	37

JPMorgan Tax Aware Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

(Amounts in thousands, except number of contracts)

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.
[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).
[6]	The Fund has purchased credit default swaps with identical underlying reference obligations; net amounts received by the Fund from settlement of purchased protection may offset potential amounts paid at a credit event for protection sold.

Interest Rate Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America	2.240% semi-annually	3 month LIBOR semi-annually	3/23/16	$257	$(16)
Bank of America	3 month LIBOR quarterly	4.200% quarterly	3/23/41	54	17
Credit Suisse International	3 month LIBOR quarterly	0.911% quarterly	3/3/15	5,392	(2)
Deutsche Bank AG, New York	3 month LIBOR quarterly	1.178% quarterly	2/22/17	1,128	3
Deutsche Bank AG, New York	2.110% semi-annually	3 month LIBOR semi-annually	2/22/22	1,185	(6)
Deutsche Bank AG, New York	3 month LIBOR quarterly	2.838% quarterly	2/22/42	260	3
Deutsche Bank AG, New York	3 month LIBOR quarterly	1.120% quarterly	2/28/17	549	— (h)
Deutsche Bank AG, New York	2.025% semi-annually	3 month LIBOR semi-annually	2/28/22	576	4
Deutsche Bank AG, New York	3 month LIBOR quarterly	2.750% quarterly	2/28/42	125	(1)

					$2

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

J.P. Morgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

ADR	— American Depositary Receipt
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp. *
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
CDX	— Credit Default Swap Index
CMBX	— Commercial Mortgage-Backed Securities Index
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
DIP	— Debtor-in-Possession
EDA	— Economic Development Authority
EUR	— Euro
FGIC	— Insured by Financial Guaranty Insurance Co.
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
LIBOR	— London Interbank Offering Rate
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MCDX	— Municipal Bond Credit Default Swap Index
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
TAN	— Tax Anticipation Note
TBA	— To Be Announced
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 29, 2012.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 29, 2012.
XLCA	— Insured by XL Capital Assurance

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	Tax Aware High Income Fund	$251	0.5%

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of February 29, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.
^	— All or a portion of the security is unsettled as of February 29, 2012. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
†	— The following approximates the value of investments restricted as collateral for swaps to various brokers (amounts in thousands):

	Fund		Value
	Tax Aware Income Opportunities Fund		$2,380

*	— Filed for bankruptcy on November 8, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2012

(Amounts in thousands, except per share amounts)

	Tax Aware High Income Fund		Tax Aware Income Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$51,329		$137,926
Investments in affiliates, at value	4,124		27
Investments in affiliates — restricted, at value	—		2,380

Total investment securities, at value	55,453		140,333
Cash	10		—
Foreign currency, at value	—		25
Receivables:
Investment securities sold	1,169		2,543
Investment securities sold — delayed delivery securities	—		4,560
Fund shares sold	2,194		6,764
Interest from non-affiliates	460		882
Dividends from affiliates	—	(a)	—	(a)
Variation margin on futures contracts	—		49
Outstanding swap contracts, at value	—		351

Total Assets	59,286		155,507

LIABILITIES:
Payables:
Due to custodian	—		21
Dividends	26		7
TBA short commitment, at value	—		1,974
Investment securities purchased	3,514		3,708
Investment securities purchased — delayed delivery securities	—		3,169
Fund shares redeemed	57		168
Outstanding options written, at fair value	—		6
Outstanding swap contracts, at value	—		1,864
Accrued liabilities:
Investment advisory fees	4		11
Shareholder servicing fees	2		8
Distribution fees	12		22
Custodian and accounting fees	9		15
Collateral management fees	—		3
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	66		60

Total Liabilities	3,690		11,036

Net Assets	$55,596		$144,471

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

	Tax Aware High Income Fund	Tax Aware Income Opportunities Fund
NET ASSETS:
Paid-in-Capital	$52,810	$143,042
Accumulated undistributed (distributions in excess of) net investment income	(27)	37
Accumulated net realized gains (losses)	31	(759)
Net unrealized appreciation (depreciation)	2,782	2,151

Total Net Assets	$55,596	$144,471

Net Assets:
Class A	$19,746	$69,567
Class C	14,510	16,098
Select Class	21,340	58,806

Total	$55,596	$144,471

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,812	6,833
Class C	1,334	1,585
Select Class	1,959	5,777

Net Asset Value: (b)
Class A — Redemption price per share	$10.90	$10.18
Class C — Offering price per share (c)	10.88	10.16
Select Class — Offering and redemption price per share	10.89	10.18
Class A maximum sales charge	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.32	$10.58

Cost of investments in non-affiliates	$48,547	$135,716
Cost of investments in affiliates	4,124	27
Cost of investments in affiliates — restricted	—	2,380
Cost of foreign currency	—	26
Proceeds from short TBAs	—	1,975
Premiums paid on swaps	—	468
Premiums received on swaps	—	1,890
Premiums received from options written	—	6

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	41

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2012

(Amounts in thousands)

	Tax Aware High Income Fund		Tax Aware Income Opportunities Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$1,494		$1,415
Dividend income from affiliates	1		— (b)

Total investment income	1,495		1,415

EXPENSES:
Investment advisory fees	125		371
Administration fees	31		82
Distribution fees:
Class A	27		103
Class C	56		67
Shareholder servicing fees:
Class A	27		103
Class C	19		22
Select Class	43		107
Custodian and accounting fees	56		149
Collateral management fees	—		15
Professional fees	56		72
Trustees’ and Chief Compliance Officer’s fees	—	(b)	1
Printing and mailing costs	21		19
Registration and filing fees	36		35
Transfer agent fees	16		19
Offering costs	—		100
Other	8		10

Total expenses	521		1,275

Less amounts waived	(213)		(470)
Less expense reimbursements	(57)		(94)

Net expenses	251		711

Net investment income (loss)	1,244		704

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	53		1,357
Futures	—		(45)
Foreign currency transactions	—		— (b)
Swaps	—		(937)

Net realized gain (loss)	53		375

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,615		2,210
Futures	—		33
Foreign currency translations	—		(1)
Options written	—		— (b)
Swaps	—		(91)
Unfunded commitments	—	(b)	—

Change in net unrealized appreciation (depreciation)	2,615		2,151

Net realized/unrealized gains (losses)	2,668		2,526

Change in net assets resulting from operations	$3,912		$3,230

(a)	Commencement of operations was March 1, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware High Income Fund		Tax Aware Income Opportunities Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,244	$764	$704
Net realized gain (loss)	53	8	375
Change in net unrealized appreciation (depreciation)	2,615	(216)	2,151

Change in net assets resulting from operations	3,912	556	3,230

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(412)	(139)	(383)
From net realized gains	(1)	—	(485)
Class C
From net investment income	(240)	(84)	(32)
From net realized gains	— (b)	—	(108)
Select Class
From net investment income	(639)	(549)	(379)
From net realized gains	(1)	—	(418)

Total distributions to shareholders	(1,293)	(772)	(1,805)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	27,687	10,436	143,046

NET ASSETS:
Change in net assets	30,306	10,220	144,471
Beginning of period	25,290	15,070	—

End of period	$55,596	$25,290	$144,471

Accumulated undistributed (distributions in excess of) net investment income	$(27)	$1	$37

(a)	Commencement of operations was March 1, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware High Income Fund		Tax Aware Income Opportunities Fund
	Year Ended 2/29/2012	Year Ended 2/28/2011	Year Ended 2/29/2012 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,572	$4,219	$96,828
Dividends and distributions reinvested	371	95	815
Cost of shares redeemed	(6,039)	(2,268)	(28,675)

Change in net assets from Class A capital transactions	$14,904	$2,046	$68,968

Class C
Proceeds from shares issued	$12,226	$2,045	$17,786
Dividends and distributions reinvested	191	64	116
Cost of shares redeemed	(1,251)	(836)	(1,928)

Change in net assets from Class C capital transactions	$11,166	$1,273	$15,974

Select Class
Proceeds from shares issued	$7,897	$6,821	$80,519
Dividends and distributions reinvested	525	514	747
Cost of shares redeemed	(6,805)	(218)	(23,162)

Change in net assets from Select Class capital transactions	$1,617	$7,117	$58,104

Total change in net assets from capital transactions	$27,687	$10,436	$143,046

SHARE TRANSACTIONS:
Class A
Issued	1,960	410	9,580
Reinvested	35	9	81
Redeemed	(580)	(222)	(2,828)

Change in Class A Shares	1,415	197	6,833

Class C
Issued	1,164	200	1,764
Reinvested	18	6	12
Redeemed	(120)	(83)	(191)

Change in Class C Shares	1,062	123	1,585

Select Class
Issued	747	677	7,988
Reinvested	50	50	74
Redeemed	(666)	(21)	(2,285)

Change in Select Class Shares	131	706	5,777

(a)	Commencement of operations was March 1, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Tax Aware High Income Fund
Class A
Year Ended February 29, 2012	$10.14	$0.37	(e)	$0.77	$1.14	$(0.38)	$—	(f)	$(0.38)
Year Ended February 28, 2011	10.25	0.44	(e)	(0.11)	0.33	(0.44)	—		(0.44)
Year Ended February 28, 2010	9.15	0.40	(e)	1.10	1.50	(0.40)	—		(0.40)
Year Ended February 28, 2009	9.59	0.42	(e)	(0.44)	(0.02)	(0.42)	—		(0.42)
September 17, 2007 (g) through February 29, 2008	10.00	0.19	(e)	(0.41)	(0.22)	(0.19)	—		(0.19)

Class C
Year Ended February 29, 2012	10.12	0.32	(e)	0.77	1.09	(0.33)	—	(f)	(0.33)
Year Ended February 28, 2011	10.24	0.39	(e)	(0.12)	0.27	(0.39)	—		(0.39)
Year Ended February 28, 2010	9.15	0.35	(e)	1.09	1.44	(0.35)	—		(0.35)
Year Ended February 28, 2009	9.59	0.37	(e)	(0.44)	(0.07)	(0.37)	—		(0.37)
September 17, 2007 (g) through February 29, 2008	10.00	0.17	(e)	(0.41)	(0.24)	(0.17)	—		(0.17)

Select Class
Year Ended February 29, 2012	10.13	0.39	(e)	0.76	1.15	(0.39)	—	(f)	(0.39)
Year Ended February 28, 2011	10.24	0.45	(e)	(0.11)	0.34	(0.45)	—		(0.45)
Year Ended February 28, 2010	9.15	0.41	(e)	1.09	1.50	(0.41)	—		(0.41)
Year Ended February 28, 2009	9.59	0.43	(e)	(0.44)	(0.01)	(0.43)	—		(0.43)
September 17, 2007 (g) through February 29, 2008	10.00	0.19	(e)	(0.41)	(0.22)	(0.19)	—		(0.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.90	11.48%	$19,746	0.65%	3.54%	1.46%	19%
10.14	3.23	4,021	0.65	4.25	2.05	16
10.25	16.62	2,052	0.65	4.05	2.42	25
9.15	(0.25)	255	0.65	4.38	2.69	15
9.59	(2.23)	1,013	0.65	4.21	4.59	8

10.88	10.98	14,510	1.15	3.01	1.94	19
10.12	2.62	2,751	1.15	3.76	2.55	16
10.24	15.98	1,521	1.15	3.54	2.93	25
9.15	(0.73)	349	1.15	3.89	3.30	15
9.59	(2.46)	176	1.15	3.76	5.23	8

10.89	11.59	21,340	0.55	3.68	1.25	19
10.13	3.32	18,518	0.55	4.35	1.81	16
10.24	16.62	11,497	0.55	4.18	2.24	25
9.15	(0.14)	9,575	0.55	4.52	2.51	15
9.59	(2.22)	9,582	0.55	4.31	4.51	8

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Aware Income Opportunities Fund
Class A
March 1, 2011 (c) through February 29, 2012	$10.00	$0.06	$0.27	$0.33	$(0.07)	$(0.08)	$(0.15)

Class C
March 1, 2011 (c) through February 29, 2012	10.00	0.01	0.26	0.27	(0.03)	(0.08)	(0.11)

Select Class
March 1, 2011 (c) through February 29, 2012	10.00	0.07	0.27	0.34	(0.08)	(0.08)	(0.16)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.18	3.36%	$69,567	0.75%	0.82%	1.37%	293%

10.16	2.70	16,098	1.40	0.15	1.88	293

10.18	3.43	58,806	0.65	0.83	1.28	293

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware High Income Fund	Class A, Class C, Select Class	Diversified
Tax Aware Income Opportunities Fund	Class A, Class C, Select Class	Diversified

The investment objective of Tax Aware High Income Fund is to seek to provide a high level of after-tax income from a portfolio of fixed income investments.

The investment objective of Tax Aware Income Opportunities Fund is to seek to provide total return.

The Tax Aware Income Opportunities Fund commenced operations on March 1, 2011.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

50	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware High Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stock
Materials	$—	$—	$—	(a)	$—	(a)

Preferred Stock
Materials	—	—	10		10

Debt Securities
Commercial Mortgage-Backed Security	—	133	—		133

Corporate Bonds
Consumer Discretionary	—	96	—		96
Financials	—	224	—		224
Materials	—	28	34		62

Total Corporate Bonds	—	348	34		382

Municipal Bonds
Alaska
Other Revenue	—	745	—		745

Arizona
Education	—	389	—		389
Other Revenue	—	992	—		992
Water & Sewer	—	650	—		650

Total Arizona	—	2,031	—		2,031

Arkansas
Housing	—	141	—		141

California
General Obligation	—	659	—		659
Hospital	—	108	—		108
Housing	—	42	—		42
Other Revenue	—	285	—		285
Prerefunded	—	550	—		550

Total California	—	1,644	—		1,644

Colorado
Certificate of Participation/Lease	—	359	—		359
General Obligation	—	655	—		655
Housing	—	105	—		105
Other Revenue	—	247	—		247

Total Colorado	—	1,366	—		1,366

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Connecticut
Other Revenue	$—	$288	$—	$288

Delaware
Housing	—	71	—	71

District of Columbia
Certificate of Participation/Lease	—	80	—	80
Other Revenue	—	557	—	557

Total District of Columbia	—	637	—	637

Florida
Housing	—	195	—	195
Other Revenue	—	3,976	—	3,976

Total Florida	—	4,171	—	4,171

Georgia
Other Revenue	—	1,317	—	1,317
Utility	—	105	—	105

Total Georgia	—	1,422	—	1,422

Guam
Other Revenue	—	207	—	207

Hawaii
General Obligation	—	118	—	118

Illinois
Education	—	116	—	116
General Obligation	—	919	—	919
Housing	—	319	—	319
Other Revenue	—	758	—	758
Transportation	—	329	—	329

Total Illinois	—	2,441	—	2,441

Indiana
General Obligation	—	109	—	109
Other Revenue	—	1,360	—	1,360

Total Indiana	—	1,469	—	1,469

Iowa
Housing	—	91	—	91

Kansas
Hospital	—	236	—	236
Housing	—	63	—	63

Total Kansas	—	299	—	299

Kentucky
Housing	—	104	—	104

Louisiana
Housing	—	27	—	27
Other Revenue	—	88	—	88
Transportation	—	114	—	114

Total Louisiana	—	229	—	229

Maryland
Transportation	—	107	—	107

52	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Massachusetts
Education	$—	$1,291	$—	$1,291
Industrial Development Revenue/Pollution Control Revenue	—	155	—	155
Other Revenue	—	655	—	655
Transportation	—	400	—	400
Water & Sewer	—	131	—	131

Total Massachusetts	—	2,632	—	2,632

Michigan
General Obligation	—	359	—	359
Other Revenue	—	943	—	943

Total Michigan	—	1,302	—	1,302

Minnesota
Hospital	—	208	—	208
Housing	—	849	—	849
Other Revenue	—	419	207	626

Total Minnesota	—	1,476	207	1,683

Mississippi
Other Revenue	—	309	—	309

Missouri
General Obligation	—	297	—	297
Housing	—	65	—	65
Other Revenue	—	534	—	534
Transportation	—	491	—	491

Total Missouri	—	1,387	—	1,387

Montana
Housing	—	133	—	133
Other Revenue	—	343	—	343

Total Montana	—	476	—	476

Nebraska
General Obligation	—	706	—	706

Nevada
Certificate of Participation/Lease	—	106	—	106
General Obligation	—	55	—	55

Total Nevada	—	161	—	161

New Hampshire
Other Revenue	—	709	—	709

New Jersey
Other Revenue	—	429	—	429
Special Tax	—	359	—	359

Total New Jersey	—	788	—	788

New Mexico
Housing	—	22	—	22
Other Revenue	—	770	—	770

Total New Mexico	—	792	—	792

New York
Hospital	—	179	—	179
Other Revenue	—	3,065	—	3,065

Total New York	—	3,244	—	3,244

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
North Carolina
Education	$—	$151	$—	$151
Housing	—	179	—	179
Utility	—	78	—	78

Total North Carolina	—	408	—	408

Ohio
General Obligation	—	187	—	187
Housing	—	162	—	162
Industrial Development Revenue/Pollution Control Revenue	—	258	—	258
Other Revenue	—	936	—	936

Total Ohio	—	1,543	—	1,543

Oklahoma
Other Revenue	—	259	—	259

Oregon
Education	—	79	—	79
General Obligation	—	369	—	369
Other Revenue	—	341	—	341

Total Oregon	—	789	—	789

Pennsylvania
Education	—	71	—	71
Other Revenue	—	826	—	826
Resource Recovery	—	140	—	140

Total Pennsylvania	—	1,037	—	1,037

Puerto Rico
Other Revenue	—	351	—	351

Tennessee
Other Revenue	—	406	—	406

Texas
Education	—	293	—	293
General Obligation	—	760	—	760
Hospital	—	193	—	193
Housing	—	119	—	119
Industrial Development Revenue/Pollution Control Revenue	—	110	—	110
Other Revenue	—	1,384	—	1,384
Prerefunded	—	19	—	19
Utility	—	178	—	178

Total Texas	—	3,056	—	3,056

Utah
Other Revenue	—	641	—	641

Virginia
Other Revenue	—	53	—	53

Washington
General Obligation	—	165	—	165
Other Revenue	—	736	—	736

Total Washington	—	901	—	901

Wyoming
Other Revenue	—	416	—	416

Total Municipal Bonds	—	41,423	207	41,630

54	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Loan Participations & Assignments
Consumer Discretionary	$—	$2,845	$—	$2,845
Consumer Staples	—	561	—	561
Financials	—	553	—	553
Health Care	—	1,457	—	1,457
Industrials	—	1,846	—	1,846
Information Technology	—	771	—	771
Materials	—	985	—	985
Utilities	—	156	—	156

Total Loan Participations & Assignments	—	9,174	—	9,174

Short-Term Investment
Investment Company	4,124	—	—	4,124

Total Investments in Securities	$4,124	$51,078	$251	$55,453

Tax Aware Income Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$2,407	$137,926	$—	$140,333

Liabilities
Debt Securities
Mortgage Pass-Through Securities	—	(1,974)	—	(1,974)
Options Written
Call Options Written	(4)	—	—	(4)
Put Options Written	(2)	—	—	(2)

Total Liabilities	(6)	(1,974)	—	(1,980)

Appreciation in Other Financial Instruments
Futures Contracts	$33	$—	$—	$33
Swaps	—	585	—	585

Total Appreciation in Other Financial Instruments	$33	$585	$—	$618

Depreciation in Other Financial Instruments
Swaps	$—	$(676)	$—	$(676)

Total Depreciation in Other Financial Instruments	$—	$(676)	$—	$(676)

(a)	Amount rounds to less than $1,000.
(b)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended February 29, 2012.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Tax Aware High Income Fund	Balance as of 2/28/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/29/12
Investments in Securities
Common Stock — Materials	$—	$—	$—	$—		$—	(a)	$—	$—	$—	$—	(a)
Corporate Bonds — Materials	—	—	—	—		34		—	—	—	34
Municipal Bonds
Minnesota — Other Revenue	—	—	4	—	(a)	203		—	—	—	207
Ohio — Private Placement	33	—	12	—	(a)	—		(45)	—	—	—

Total Municipal Bonds	33	—	16	—	(a)	203		(45)	—	—	207

Preferred Stock — Materials	—	—	—	—		10		—	—	—	10

Total	$33	$—	$16	$—	(a)	$247		$(45)	$—	$—	$251

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Amount rounds to less than $1,000.

Transfers into, or out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 29, 2012, which were valued using significant unobservable inputs (Level 3) was approximately $4,000 for Tax Aware High Income Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The value and percentage of net assets of illiquid securities as of February 29, 2012 was approximately $251,000 and 0.5% respectively, for Tax Aware High Income Fund.

C. Loan Participations and Assignments — The Tax Aware High Income Fund invests in loan participations and assignments of all or a portion of the loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

D. Unfunded Commitments — Tax Aware High Income Fund may enter into commitments to buy and sell investments including commitments to buy loan participations and assignments to settle on future dates as part of its normal investment activities. Unfunded commitments are generally traded and priced as part of a related loan participation or assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

56	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

E. Derivatives — Tax Aware Income Opportunities Fund uses instruments including futures, options, swaps and other derivatives, in connection with its respective investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded in the Statements of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes E(1) — E(3) below describe the various derivatives used by the Fund.

(1). Options — Tax Aware Income Opportunities Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation.

If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Fund for options written are included in the Statements of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. The Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Uncovered call options written subject the Fund to unlimited risk of loss. Covered call options written limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the year ended February 29, 2012 were as follows (amounts in thousands, except number of contracts):

	Options
	Number of Contracts	Premiums Received
Tax Aware Income Opportunities Fund
Options written outstanding at March 1, 2011 (a)	—	$—
Options written	4	6
Options expired	—	—
Options terminated in closing purchase transactions	—	—

Options outstanding at February 29, 2012	4	$6

(a)	Commencement of operations was March 1, 2011.

(2). Futures Contracts — Tax Aware Income Opportunities Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(3). Swaps — Tax Aware Income Opportunities Fund engages in various swap transactions, including interest rate and credit default swaps, to manage credit, interest rate (e.g., duration, yield curve), currency, and inflation risks within its respective portfolio. The Fund also uses swaps as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.G.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of February 29, 2012 is as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
Tax Aware Income Opportunities Fund	Collateral Posted	Barclays Bank, plc	$(395)	$620
		Deutsche Bank AG, New York	(149)	720
		Morgan Stanley Capital Services	(137)	520
		Union Bank of Switzerland AG	(665)	520

Credit Default Swaps

Tax Aware Income Opportunities Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

58	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

Interest Rate Swaps

Tax Aware Income Opportunities Fund enters into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(4). Summary of Derivatives Information

The following tables present the value of derivatives held as of February 29, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Income Opportunities Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Options (a)	Futures Contracts (b)	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1	$33	$27
Credit contracts	Receivables	—	—	324

Total		$1	$33	$351

Liabilities:
Interest rate contracts	Payables	$(6)	$—	$25
Credit contracts	Payables	—	—	1,839

Total		$(6)	$—	$1,864

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statements of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended February 29, 2012, by primary underlying risk exposure (amounts in thousands):

Tax Aware Income Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Interest rate contracts	$(45)	$8	$(37)
Credit contracts	—	(945)	(945)

Total	$(45)	$(937)	$(982)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options		Futures Contracts	Swaps	Total
Interest rate contracts	$—	(a)	$33	$2	$35
Credit contracts	—		—	(93)	(93)

Total	$—	(a)	$33	$(91)	$(58)

(a)	Amount rounds to less than $1,000.

The Tax Aware Income Opportunities Fund’s derivatives contracts held at February 29, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, options and swaps activities during the year ended February 29, 2012 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Tax Aware Income Opportunities Fund
Futures Contracts:
Average Notional Balance Short	$54,453	(a)
Ending Notional Balance Short	52,433
Exchange-Traded Options:
Average Number of Contracts Purchased	4	(b)
Average Number of Contracts Written	4	(b)
Ending Number of Contracts Purchased	4
Ending Number of Contracts Written	4
Credit Default Swaps:
Average Notional Balance — Buy Protection	13,216	(c)
Average Notional Balance — Sell Protection	14,253
Ending Notional Balance — Buy Protection	20,710
Ending Notional Balance — Sell Protection	16,960
Interest Rate-Related Swaps (Interest Rate Swaps):
Average Notional Balance — Pays Fixed Rate	570
Average Notional Balance — Receives Fixed Rate	728
Ending Notional Balance — Pays Fixed Rate	2,018
Ending Notional Balance — Receives Fixed Rate	7,508

(a)	Average for the period August 1, 2011 through February 29, 2012.
(b)	Average for the period February 1, 2012 through February 29, 2012.
(c)	Average for the period April 1, 2011 through February 29, 2012.

F. When Issued Securities and Forward Commitments — The Funds may purchase when issued, including to be announced (“TBA”) securities and enter into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or after the trade date. The purchase of securities on a when issued or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued or forward commitment basis is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their when issued or forward commitments.

Tax Aware Income Opportunities Fund had TBA purchase commitments and TBA forward short sale commitments outstanding as of February 29, 2012, which are shown as payable for Investment securities purchased-delayed delivery securities and receivable for Investment securities sold-delayed delivery securities, respectively on the Statements of Assets and Liabilities. The values of these securities are detailed in the SOIs.

G. Offering and Organization Costs — Total offering costs of approximately $100,000 paid in connection with the offering of shares of the Tax Aware Income Opportunities Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees in the Statement of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments. As of February 29, 2012, the Funds had when-issued securities on their SOIs.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of

60	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Tax Aware High Income Fund	$(1)	$19	$(18)
Tax Aware Income Opportunities Fund	(4)	127	(123)

The reclassifications for the Funds relate primarily to distribution reclassifications and credit default swaps reclass (Tax Aware Income Opportunities Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Tax Aware High Income Fund	0.35%
Tax Aware Income Opportunities Fund	0.40

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 29, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 29, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Tax Aware High Income Fund	$13	$2
Tax Aware Income Opportunities Fund	10	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of each class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Tax Aware Income Opportunities Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Tax Aware High Income Fund	0.65%	1.15%	0.55%
Tax Aware Income Opportunities Fund	0.75	1.40	0.65

The expense limitation agreements were in effect for the year ended February 29, 2012. The contractual expense limitation percentages in the table above are in place until at least June 30, 2012 for Tax Aware High Income Fund and July 1, 2013 for Tax Aware Income Opportunities Fund.

For the year ended February 29, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Tax Aware High Income Fund	$116	$31	$64	$211	$57
Tax Aware Income Opportunities Fund	263	53	154	470	94

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in the money market funds for the year ended February 29, 2012 were as follows (amounts in thousands):

Tax Aware High Income Fund	$2

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

62	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 29, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended February 29, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended February 29, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Tax Aware High Income Fund	$31,936	$6,635	$—	$—
Tax Aware Income Opportunities Fund (a)	398,733	268,283	390	258

(a)	Commencement of operations was March 1, 2011.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 29, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware High Income Fund	$52,671	$2,962	$180	$2,782
Tax Aware Income Opportunities Fund	138,124	2,239	30	2,209

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal period ended February 29, 2012 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
Tax Aware High Income Fund	$347	$946	$—	$1,293
Tax Aware Income Opportunities Fund (a)	978	745	82	1,805

(a)	Commencement of operations was March 1, 2011.

The tax character of distributions paid during the fiscal year ended February 28, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Total Distributions Paid
Tax Aware High Income Fund	$222	$550	$772

At February 29, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Unrealized Appreciation (Depreciation)
Tax Aware High Income Fund	$41	$—	$2,782
Tax Aware Income Opportunities Fund	10	45	2,117

For the Funds, the cumulative timing differences primarily consist of distributions payable and post-October loss deferrals.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012 (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 29, 2012, the Funds deferred to March 1, 2012 post-October capital losses of (amounts in thousands):

	Post-October Capital Loss Character
	Short-Term	Long-Term
Tax Aware High Income Fund	$—	$9
Tax Aware Income Opportunities Fund	647	89

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Advisor owns a significant portion of the outstanding shares of Tax Aware High Income Fund. In addition, Tax Aware Income Opportunities Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Funds’ ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Income Opportunities Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.E.

64	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Tax Aware High Income Fund and JPMorgan Tax Aware Income Opportunities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware High Income Fund and JPMorgan Tax Aware Income Opportunities Fund (hereafter referred to as the “Funds”) at February 29, 2012, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 27, 2012

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	65

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

66	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	67

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

68	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2011, and continued to hold your shares at the end of the reporting period, February 29, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
Tax Aware High Income Fund
Class A
Actual	$1,000.00	$1,064.20	$3.28	0.65%
Hypothetical	1,000.00	1,021.68	3.22	0.65
Class C
Actual	1,000.00	1,060.70	5.84	1.15
Hypothetical	1,000.00	1,019.19	5.72	1.15
Select Class
Actual	1,000.00	1,063.70	2.77	0.55
Hypothetical	1,000.00	1,022.18	2.72	0.55

Tax Aware Income Opportunities Fund
Class A
Actual	1,000.00	1,020.40	3.77	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class C
Actual	1,000.00	1,017.50	7.02	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Select Class
Actual	1,000.00	1,021.90	3.27	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FEBRUARY 29, 2012	J.P. MORGAN TAX AWARE FUNDS	69

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 29, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Long Term Capital Gain Designation — 15%

The Tax Aware Income Opportunities Fund hereby designates approximately $82,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 29, 2012.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 29, 2012:

Exempt Distributions Paid
Tax Aware High Income Fund	73.18%
Tax Aware Income Opportunities Fund	100.00

70	J.P. MORGAN TAX AWARE FUNDS	FEBRUARY 29, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
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We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

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Federal law gives you the right to limit only

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¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
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Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. February 2012.	AN-TAI-212

J.P. Morgan Income Funds

Annual Report

February 29, 2012

JPMorgan Current Income Fund

JPMorgan Current Income Fund

Annual Report

February 29, 2012

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 766-7722 (institutional investors) for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds

CEO’s Letter (Unaudited)

March 14, 2012

Dear Shareholder:

“Risk on, risk off” was the mantra for 2011. Assets perceived as risky moved en masse as investors adjusted their portfolios in response to unexpected sources of distress and updates on known problems—the European debt crisis, political strife in the Middle East, the earthquake and subsequent tsunami in Japan and the credit rating of debt issued by the United States.

So far in 2012, improving U.S. economic data and aggressive measures taken by the European Central Bank to curb the region’s debt crisis have sustained investors’ appetite for risk. Since January 1, 2012, equities have rallied strongly and outperformed fixed income securities.

U.S. Stocks Outperform

While the “risk on, risk off” market environment caused elevated correlations within individual asset classes, stock returns across market capitalizations, countries and investment styles varied during the six months ended February 29, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-months ended February 29, 2012 ahead of international and emerging markets stocks.

During the six months ended February 29, 2012, the S&P 500 Index gained 13.3% versus the 9.4% and 9.1% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index (gross of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (gross of foreign withholding taxes), respectively. Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks.

Yields for U.S. Treasuries Remain Near Historical Lows

Despite historically low yields and a credit downgrade, investors continued to invest in U.S. Treasury securities. The yield for l0-year U.S. Treasury securities ended February 2012 below 2% and reached its lowest level since 1950 in September 2011. The yield on the 2-year U.S. Treasury note finished February 2012 at 0.3%, while the yield on the 30-year U.S. Treasury bond finished at 3.1%.

Interest rates have increased in March 2012 but yields remain at historically low levels. Nonetheless, many investors have renewed their focus on the longer-term impact of rising interest rates on their fixed income investments. In addition, many investors view the unprecedented quantitative easing by the U.S. Federal Reserve as kindling for inflation if the U.S. economic recovery continues to take hold.

Maintain a Diversified Portfolio

Several indicators suggest that a U.S. economic recovery is gaining traction—the labor market has shown signs of healing, while recent retail and auto sales have been strong. Meanwhile, soaring year-to-date returns for emerging markets stocks reflect investors’ optimism surrounding the prospects for growth in these countries. Of course, risks remain. Many investors worry that the pace of China’s robust economic growth could decelerate, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. In addition, political turmoil in the Middle East persists, while Europe faces pockets of recession in the midst of its ongoing debt crisis.

Indeed, despite the recent rally in stock markets uncertainty in the current environment is widespread, making diversification even more critical to long-term investment success. Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

Quote:

“Exposure to a variety of asset classes within fixed income, equity and alternative investments can help safeguard portfolios from the current risks in the marketplace and any unexpected shocks along the way.”

JPMorgan Current Income Fund

FUND SUMMARY

FOR THE PERIOD JULY 21, 2011 (FUND INCEPTION DATE) THROUGH FEBRUARY 29, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Shares)*	0.14%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%

Net Assets as of 2/29/2012	$10,017,941
Duration as of 2/29/2012	0.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Current Income Fund (the “Fund”) seeks current income while seeking to maintain a low volatility of principal.

HOW DID THE MARKET PERFORM?

The reporting period began amid concerns about the political unrest in the Middle East and contagion from Europe’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Despite the credit downgrade, investors still sought safety in U.S. Treasury securities, helping trigger a sharp decline in interest rates for U.S. Treasury securities. While improving U.S. economic data and aggressive measures implemented by the European Central Bank in an attempt to curb the region’s debt crisis helped investors regain their appetite for risk, interest rates stayed low due, in part, to statements and policy initiatives by the U.S. Federal Reserve suggesting that monetary policy would remain accommodative for the next few years. Interest rates for 2-year U.S. Treasury notes ended the reporting period lower and reached historic lows during the period July 21, 2011 through February 29, 2012.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During July through December 2011, the Fund was generally defensive in the face of global market volatility and uncertainty around the U.S. debt ceiling crisis, investing in securities with maturities of one to six months issued by Australian, Canadian, Japanese and Scandinavian entities. During this time period, the Fund also added to its U.S. agency and non-financial credit positions by investing in one-year fixed and floating-rate bonds. The Fund’s portfolio managers entered the first quarter of 2012 cautiously optimistic, following investors’ positive response to the European Central Bank’s aggressive measures to curb the region’s debt crisis and improving U.S. economic data, investing in securities with maturities of one to three months issued by several highly-rated European banks. During the first two months of

2012, Australia, Canada, Japan and Scandinavia were preferred jurisdictions for investment with three- to nine-month maturities. The Fund continued to add to its U.S. government and corporate positions by investing in one-year bonds in January and February of 2012.

HOW WAS THE FUND POSITIONED?

During the reporting period, the weighted average maturity (WAM) of the Fund ranged from approximately 50-70 days. During the reporting period, the Fund mainly invested in high quality, U.S. dollar-denominated short-term fixed and floating rate debt securities. The Fund’s portfolio managers allocated the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the Fund’s portfolio managers looked for market sectors and individual securities that they believed will perform well over time. The Fund’s portfolio managers selected individual securities after performing a risk/reward analysis that included an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the transaction.

PORTFOLIO COMPOSITION***
Commercial Paper	51.9%
Certificates of Deposit	25.1
Corporate Bond	19.6
U.S. Government Agency Securities	3.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 29, 2012. The Fund’s composition is subject to change.

JPMorgan Current Income Fund

FUND SUMMARY

FOR THE PERIOD JULY 21, 2011 (FUND INCEPTION DATE) THROUGH FEBRUARY 29, 2012 (Unaudited)

TOTAL RETURNS AS OF FEBRUARY 29, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
INSTITUTIONAL CLASS SHARES	7/21/11	0.14%
SELECT CLASS SHARES	7/21/11	0.05

*	Not annualized.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-766-7722 (institutional investors).

JPMorgan Current Income Fund

FUND SUMMARY

FOR THE PERIOD JULY 21, 2011 (FUND INCEPTION DATE) THROUGH FEBRUARY 29, 2012 (Unaudited)

The Fund commenced operations on July 21, 2011.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Current Income Fund and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from July 21, 2011 to February 29, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Current Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — 26.0%
250,000	Bank of Nova Scotia, (Canada), 0.451%, 06/22/12	250,165
200,000	Deutsche Bank AG, (Germany), 0.500%, 04/25/12	200,044
400,000	Mitsubishi UFJ Trust & Banking Corp., 0.650%, 05/08/12	400,144
300,000	Nordea Bank Finland plc, (Finland), VAR, 0.877%, 04/13/12	300,183
	Norinchukin Bank Ltd., (Japan),
151,000	0.470%, 05/22/12	150,992
150,000	0.550%, 04/05/12	150,023
350,000	Rabobank Nederland N.V., 0.601%, 05/21/12	349,993
250,000	Royal Bank of Canada, (Canada), 0.560%, 10/23/12	250,410
250,000	Shizuoka Bank, 0.251%, 03/13/12	250,000
300,000	UBS AG, (Switzerland), 0.550%, 04/25/12	300,130

	Total Certificates of Deposit (Cost $2,600,914)	2,602,084

Commercial Paper — 53.5% (n)
300,000	Atlantis One Funding Corp., 0.531%, 04/05/12 (e)	299,966
349,000	Barclays U.S. Funding Corp., 0.120%, 03/01/12	348,999
300,000	Caisse d’Amortissement de la Dette Sociale, (France), 1.278%, 08/01/12 (e)	298,746
350,000	Erste Abwicklungsanstalt, (Germany), 0.751%, 04/11/12 (e)	349,860
300,000	Kells Funding LLC, 0.713%, 08/01/12 (e)	299,451
300,000	Macquarie Bank Ltd., (Australia), 0.721%, 05/09/12 (e)	299,721
321,000	Matchpoint Master Trust, 0.321%, 03/06/12 (e)	320,983
300,000	National Australia Funding Delaware, Inc., 0.461%, 07/09/12 (e)	299,721
300,000	Natixis U.S. Finance Co. LLC, 0.270%, 03/06/12	299,987
150,000	Oversea-Chinese Banking Corp., Ltd., 0.570%, 05/24/12	149,830
250,000	PB Finance Delaware, Inc., 0.671%, 03/21/12 (e)	249,902
300,000	RBS Holdings USA, Inc., 0.090%, 03/01/12 (e)	299,999
400,000	Starbird Funding Corp., 0.320%, 03/05/12 (e)	399,982
400,000	Svenska Handelsbanken AB, 0.300%, 05/25/12 (e)	399,716

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
300,000	Thames Asset Global Securitization No. 1, Inc., 0.250%, 03/19/12 (e)	299,960
450,000	Toyota Motor Credit Corp., 0.501%, 03/19/12	449,966
300,000	UOB Funding LLC, 0.311%, 04/19/12	299,843

	Total Commercial Paper (Cost $5,365,217)	5,366,632

Corporate Bonds — 20.3%
450,000	Australia & New Zealand Banking Group Ltd., (Australia), VAR, 0.783%, 07/07/12 (e) (m)	449,930
300,000	Bank of America N.A., 0.430%, 03/06/12	300,000
350,000	Commonwealth Bank of Australia Ltd., (Australia), 2.750%, 10/15/12 (e)	353,933
275,000	HSBC Bank plc, (United Kingdom), VAR, 0.965%, 01/18/13 (e)	274,914
350,000	Metropolitan Life Global Funding I, VAR, 0.694%, 03/12/12 (e)	350,000
300,000	Westpac Banking Corp., (Australia), 2.250%, 11/19/12	303,750

	Total Corporate Bonds (Cost $2,031,341)	2,032,527

U.S. Government Agency Securities — 3.5%
	Federal Home Loan Bank,
300,000	0.210%, 03/01/13	299,939
50,000	0.230%, 08/13/12	50,023

	Total U.S. Government Agency Securities (Cost $349,961)	349,962

SHARES
Investment Company — 0.0% (g)
299	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $299)	299

	Total Investments — 103.3% (Cost $10,347,732)	10,351,504
	Liabilities in Excess of Other Assets — (3.3)%	(333,563)

	NET ASSETS — 100.0%	$10,017,941

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Current Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2012 (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of February 29, 2012.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	—	Amount rounds to less than 0.1%.

(l)	—	The rate shown is the current yield as of February 29, 2012.

(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, when-issued securities, delayed delivery securities, reverse repurchase agreements and/or forward foreign currency exchange contracts.

(n)	—	The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2012

Current Income Fund
ASSETS:
Investments in non-affiliates, at value	$10,351,205
Investments in affiliates, at value	299

Total investment securities, at value	10,351,504
Receivables:
Interest from non-affiliates	12,116
Due from Advisor	481
Prepaid expenses and other assets	31,260

Total Assets	10,395,361

LIABILITIES:
Payables:
Due to custodian	37,045
Investment securities purchased	299,961
Accrued liabilities:
Shareholder servicing fees	12
Custodian and accounting fees	4,082
Trustees’ and Chief Compliance Officer’s fees	72
Audit fees	31,116
Other	5,132

Total Liabilities	377,420

Net Assets	$10,017,941

NET ASSETS:
Paid-in-Capital	$10,014,100
Accumulated net realized gains (losses)	69
Net unrealized appreciation (depreciation)	3,772

Total Net Assets	$10,017,941

Net Assets:
Institutional Class	$9,917,852
Select Class	100,089

Total	$10,017,941

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Institutional Class	991,405
Select Class	10,005

Net Asset Value: (a)
Institutional Class - Offering and redemption price per share	$10.00
Select Class - Offering and redemption price per share	10.00

Cost of investments in non-affiliates	$10,347,433
Cost of investments in affiliates	299

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED FEBRUARY 29, 2012

Current Income Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$23,921
Dividend income from affiliates	10

Total investment income	23,931

EXPENSES:
Investment advisory fees	9,164
Administration fees	5,398
Shareholder servicing fees:
Institutional Class	6,048
Select Class	153
Custodian and accounting fees	15,247
Professional fees	56,463
Trustees’ and Chief Compliance Officer’s fees	126
Printing and mailing costs	4,661
Registration and filing fees	2,505
Offering costs	43,590
Other	13,134

Total expenses	156,489

Less amounts waived	(20,707)
Less expense reimbursements	(125,921)

Net expenses	9,861

Net investment income (loss)	14,070

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	99
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	3,772

Net realized/unrealized gains (losses)	3,871

Change in net assets resulting from operations	$17,941

(a)	Commencement of operations was July 21, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Current Income Fund
Period Ended 2/29/2012 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,070
Net realized gain (loss)	99
Change in net unrealized appreciation (depreciation)	3,772

Change in net assets resulting from operations	17,941

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(14,020)
From net realized gains	(30)
Select Class
From net investment income	(50)
From net realized gains	— (b)

Total distributions to shareholders	(14,100)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	10,014,100

NET ASSETS:
Change in net assets	10,017,941
Beginning of period	—

End of period	$10,017,941

CAPITAL TRANSACTIONS:
Institutional Class
Proceeds from shares issued	$9,900,000
Dividends and distributions reinvested	14,050

Change in net assets from Institutional Class capital transactions	$9,914,050

Select Class
Proceeds from shares issued	100,000
Dividends and distributions reinvested	50

Change in net assets from Select Class capital transactions	$100,050

Total change in net assets from capital transactions	$10,014,100

SHARE TRANSACTIONS:
Institutional Class
Issued	990,000
Reinvested	1,405

Change in Institutional Class Shares	991,405

Select Class
Issued	10,000
Reinvested	5

Change in Select Class Shares	10,005

(a)	Commencement of operations was July 21, 2011.
(b)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance																Ratio/Supplemental data
		Investment operations						Distributions									Ratio to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)
Current Income Fund
Institutional Class
July 21, 2011 (f) through February 29, 2012	$10.00	$0.01		$—	(g)	$0.01		$(0.01)		$—	(g)	$(0.01)		$10.00	0.14%	$9,917,852	0.16%	0.23%	2.43%	0%
Select Class
July 21, 2011 (f) through February 29, 2012	10.00	—	(g)	—	(g)	—	(g)	—	(g)	—	(g)	—	(g)	10.00	0.05	100,089	0.37	0.03	2.57	0

(a)	Annualized for periods less than a year.
(b)	Not annualized for periods less than a year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended February 29, 2012.
(f)	Commencement of operations.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Current Income Fund	Institutional Class and Select Class	Diversified

The Fund commenced operations on July 21, 2011. Currently the Fund is not publicly offered for investment.

The Fund’s investment objective is to seek to provide current income while seeking to maintain a low volatility of principal.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$299	$10,351,205	$—	$10,351,504

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for major categories of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended February 29, 2012.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of February 29, 2012 the Fund did not hold any illiquid securities.

C. Offering and Organization Costs — Total offering costs of $71,222 paid in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees in the Statement of Operations.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments.

Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

There were no reclassifications for the period ended February 29, 2012.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.15% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended February 29, 2012, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. Currently, the Distributor receives no compensation in its capacity as the Fund’s underwriter.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Institutional Class	Select Class
0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Institutional Class	Select Class
0.25%	0.40%

The expense limitation agreement was in effect for the period ended February 29, 2012. The contractual expense limitation percentages in the table above are in place until at least June 30, 2012. In addition, the Fund’s service providers have voluntarily waived fees during the period ended February 29, 2012. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the period ended February 29, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements	Voluntary Reimbursements
$ 9,164	$5,398	$6,145	$20,707	$120,453	$5,468

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

There were no waivers resulting from investments in the money market funds for the period ended February 29, 2012.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended February 29, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the period ended February 29, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended February 29, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$699,959	$—

During the period ended February 29, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 29, 2012, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$10,347,732	$4,389	$617	$3,772

The tax character of distributions paid during the fiscal period ended February 29, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$14,100	$—	$14,100

At February 29, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$83	$—	$3,772

The cumulative timing differences primarily consist of Trustee deferred compensation.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long term losses.

As of February 29, 2012, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(l)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2012, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s Advisor.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The profitability of banks, which constitute a significant portion of the issuers of the Fund’s investments, depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Current Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Current Income Fund (hereafter referred to as the “Fund”) at February 29, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period July 21, 2011 (commencement of operations) through February 29, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 27, 2012

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C.Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154

Trustee, American University in Cairo

(1999-present); Trustee,

Dartmouth-Hitchcock Medical Center

(2011-present); Trustee, American Schools of Oriental Research

(2011-present); Trustee, Carleton College

(2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (Pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154

Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation

(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (l950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (l962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2011, and continued to hold your shares at the end of the reporting period, February 29, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2011	Ending Account Value, February 29, 2012	Expenses Paid During September 1, 2011 to February 29, 2012*	Annualized Expense Ratio
Current Income Fund
Institutional Class
Actual	$1,000.00	$1,001.20	$0.90	0.18%
Hypothetical	1,000.00	1,023.97	0.91	0.18
Select Class
Actual	1,000.00	1,000.40	1.99	0.40
Hypothetical	1,000.00	1,022.87	2.01	0.40

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended February 29, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 3l, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Treasury Income

The percentage of income earned from direct U.S. Treasury Obligations for the fiscal period ended February 29, 2012, was 3.84%.

Rev. January 2011
FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and account balances

•   transaction history and account transactions

•   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are

Who is providing this notice?	J.P. Morgan Funds

What we do

How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

•    open an account or provide contact information

•    give us your account information or pay us by check

•    make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•    sharing for affiliates’ everyday business purposes - information about your creditworthiness

•    affiliates from using your information to market to you

•    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-766-7722 (institutional investors) or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-766-7722 (institutional investors) and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is John F. Finn. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2012 – $986,100

2011 – $876,900

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2012 – $276,840

2011 – $213,200

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2012 – $194,200

2011 – $158,610

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 29, 2012 and February 28, 2011, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2012 – Not applicable

2011 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2012 – 0.0%

2011 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2011—$28.9 million

2010—$32.3 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
May 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
May 7, 2012

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
May 7, 2012